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                                                                     EXHIBIT 2.2


THIS PROPOSED DISCLOSURE STATEMENT HAS NOT BEEN APPROVED BY THE BANKRUPTCY COURT
AS CONTAINING ADEQUATE INFORMATION UNDER BANKRUPTCY CODE SECTION 1125(b) FOR USE
IN THE SOLICITATION OF ACCEPTANCES OR REJECTIONS OF THE CHAPTER 11 PLAN
DESCRIBED HEREIN. ACCORDINGLY, THE FILING AND DISSEMINATION OF THIS DISCLOSURE
STATEMENT ARE NOT INTENDED TO BE, AND SHOULD NOT IN ANY WAY BE CONSTRUED AS, A
SOLICITATION OF VOTES ON THE PLAN, NOR SHOULD THE INFORMATION CONTAINED IN THE
DISCLOSURE STATEMENT BE RELIED ON FOR ANY PURPOSE BEFORE A DETERMINATION BY THE
BANKRUPTCY COURT THAT THE PROPOSED DISCLOSURE STATEMENT CONTAINS ADEQUATE
INFORMATION.

THE DEBTORS RESERVE THE RIGHT TO AMEND OR SUPPLEMENT THIS PROPOSED DISCLOSURE
STATEMENT AT OR BEFORE THE HEARING TO CONSIDER THIS DISCLOSURE STATEMENT.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                       x

                                       :
IN RE:                                 :     CHAPTER 11
                                       :
ENRON CORP., ET AL.,                   :     CASE NO. 01-16034 (AJG)
                                       :
                                       :     JOINTLY ADMINISTERED

               DEBTORS.                :

                                       x

                         DISCLOSURE STATEMENT FOR SECOND
              AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO
                 CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

                                        WEIL, GOTSHAL & MANGES LLP
                                        767 FIFTH AVENUE
                                        NEW YORK, NEW YORK 10153
                                        (212) 310-8000
                                            - AND -
                                        700 LOUISIANA
                                        HOUSTON, TEXAS 77002
                                        (713) 546-5000
                                        ATTORNEYS FOR DEBTORS AND
                                          DEBTORS IN POSSESSION

DATED: NEW YORK, NEW YORK
NOVEMBER 13, 2003

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I.      Overview of Chapter 11 Plan.....................................................................................    2

        A.  Introduction................................................................................................    2

        B.  Chapter 11 Plan.............................................................................................    2

            1.   Plan Negotiations......................................................................................    2

            2.   Global Compromise Embodied in the Plan.................................................................    2

            3.   Plan Negotiations With the ENA Examiner................................................................   12

            4.   Overall Fairness of the Settlement.....................................................................   16

            5.   Property to be Distributed Under the Plan..............................................................   16

            6.   Effectiveness of the Plan..............................................................................   21

            7.   Alternative Structures.................................................................................   22

        C.  Distributions, Classification and Treatment Under the Plan..................................................   22

            1.   Priority of Distributions..............................................................................   22

            2.   Summary of Classification and Treatment................................................................   23

        D.  Assets, Claims and Distributions............................................................................   82

            1.   Estimates..............................................................................................   82

            2.   Methodology for Calculating Estimated Recoveries.......................................................   82

II.     Introduction to Disclosure Statement............................................................................   84

        A.  Purpose of this Disclosure Statement........................................................................   85

        B.  Representations.............................................................................................   85

        C.  Holders of Claims Entitled to Vote..........................................................................   87

        D.  Submitting A Ballot.........................................................................................   88

        E.  Confirmation Hearing........................................................................................   89

III.    General Prepetition Information.................................................................................   89

        A.  Events Leading up to Chapter 11 Filing......................................................................   89

        B.  Prepetition Business Activities.............................................................................   92

            1.   General................................................................................................   92

            2.   Wholesale Services.....................................................................................   93

            3.   Retail Services........................................................................................   94

            4.   Electricity Transmission and Distribution Operations...................................................   94
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    5.   Natural Gas Pipelines..................................................................................   94

    6.   Global Assets..........................................................................................   95

    7.   Broadband Services.....................................................................................   95

C.  Debtors' Prepetition Credit Facilities......................................................................   96

    1.   ENE Credit Facilities..................................................................................   96

    2.   Pipeline Credit Facilities.............................................................................   96

    3.   Letter of Credit Facilities............................................................................   97

    4.   San Juan Gas Credit Facility...........................................................................   97

D.  Debtors' Prepetition Debt Securities........................................................................   97

E.  Capital Structure...........................................................................................   99

    1.   Preferred Stock........................................................................................   99

    2.   Common Stock...........................................................................................  100

    3.   Stock Plans............................................................................................  101

F.  Debtors' Financing Transactions.............................................................................  101

    1.   Al Rajhi...............................................................................................  102

    2.   Apache/Choctaw.........................................................................................  102

    3.   Backbone...............................................................................................  103

    4.   Bammel/Triple Lutz.....................................................................................  105

    5.   BCI Note...............................................................................................  108

    6.   Bob West Treasure L.L.C................................................................................  108

    7.   Brazos LP..............................................................................................  111

    8.   Cash V.................................................................................................  113

    9.   Cash VI................................................................................................  114

    10.  Cerberus...............................................................................................  115

    11.  Citibank/Delta Prepays.................................................................................  117

    12.  Cornhusker.............................................................................................  118

    13.  Destec Properties Limited Partnership..................................................................  120

    14.  E-Next.................................................................................................  121

    15.  Enron Capital LLC......................................................................................  122
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16.  Enron Capital Resources................................................................................  122

17.  Enron Capital Trust I..................................................................................  123

18.  Enron Capital Trust II.................................................................................  125

19.  Enron Center North Synthetic Lease.....................................................................  128

20.  Enron Corp. "Equity Forwards"..........................................................................  129

21.  Enron Equity Corp......................................................................................  130

22.  Enron Funding Corp./Monte..............................................................................  130

23.  Enron Teeside Operations Ltd...........................................................................  133

24.  FF&E Synthetic Lease...................................................................................  137

25.  Fuji Software Lease....................................................................................  138

26.  Gallup/Kachina.........................................................................................  139

27.  Hawaii.................................................................................................  141

28.  Inauguration/Eletrobolt................................................................................  144

29.  Investing Partners/Steele..............................................................................  148

30.  Joint Energy Development Investments II Limited Partnership............................................  149

31.  JT Holdings Synthetic Lease............................................................................  150

32.  K-Star.................................................................................................  152

33.  Mahonia Prepaid Forward Contracts......................................................................  154

34.  Maliseet/Cochise.......................................................................................  156

35.  Margaux................................................................................................  157

36.  Marlin.................................................................................................  159

37.  Motown.................................................................................................  161

38.  Nikita.................................................................................................  163

39.  Nile...................................................................................................  164

40.  Omaha Office Building Synthetic Lease..................................................................  166

41.  Osprey/Whitewing.......................................................................................  169

42.  Rawhide................................................................................................  170

43.  Riverside..............................................................................................  173

44.  Slapshot...............................................................................................  175
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            45.  SO2....................................................................................................  177

            46.  Spokane................................................................................................  178

            47.  Teresa.................................................................................................  180

            48.  Valhalla...............................................................................................  181

            49.  Wiltshire Financial Asset Company/Renegade.............................................................  183

            50.  Yosemite and Credit Linked Notes.......................................................................  184

            51.  Zephyrus/Tammy.........................................................................................  187

        G.  Related Party Transactions..................................................................................  189

            1.   Chewco.................................................................................................  189

            2.   The LJM Partnerships...................................................................................  190

            3.   RADR...................................................................................................  194

IV.     Debtors' Chapter 11 Cases.......................................................................................  194

        A.  Significant Postpetition Developments.......................................................................  194

            1.   Venue..................................................................................................  194

            2.   Postpetition Financing.................................................................................  195

            3.   Cash Management and Overhead Allocation................................................................  196

            4.   Appointment of Examiners...............................................................................  198

            5.   Automatic Stay.........................................................................................  205

            6.   Exclusivity............................................................................................  205

            7.   Executory Contracts and Unexpired Leases...............................................................  207

            8.   Employee Matters.......................................................................................  207

            9.   Retention of Professionals.............................................................................  215

            10.  Reconstitution of the Board of Directors...............................................................  216

            11.  Creation of Internal Committees for Review and Oversight...............................................  217

        B.  Settlements and Asset Liquidations..........................................................................  218

            1.   Resolution of the Wholesale Trading Book...............................................................  218

            2.   Retail Contract Settlements............................................................................  222

            3.   Settled Litigation.....................................................................................  225

            4.   Other Settlements......................................................................................  225
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            5.   Asset Sales............................................................................................  228

        C.  Litigation and Government Investigations....................................................................  236

            1.   Pending Litigation.....................................................................................  236

            2.   Government Investigations..............................................................................  282

        D.  Committees..................................................................................................  296

            1.   Creditors' Committee...................................................................................  296

            2.   Employee Committee.....................................................................................  297

            3.   Fee Committee..........................................................................................  298

        E.  Avoidance Actions...........................................................................................  299

        F.  Related U.S. Bankruptcy Proceedings.........................................................................  312

            1.   New Power Company......................................................................................  312

            2.   EOTT...................................................................................................  313

            3.   LJM2...................................................................................................  313

V.      Certain International Subsidiaries and Related International Proceedings........................................  314

        A.  General Overview............................................................................................  314

        B.  Summary of Subsidiaries and Related Proceedings in England, The Cayman Islands and The Netherlands..........  315

            1.   England................................................................................................  316

            2.   Cayman Islands.........................................................................................  316

            3.   The Netherlands........................................................................................  317

        C.  Summary of Foreign Proceedings Where a Direct Recovery Is Anticipated To Be Received by the Debtors.........  318

        D.  Summary of Foreign Proceedings Where the Debtors Are Not Expected To Receive Any Direct Recovery............  321

        E.  Foreign Affiliates Not Yet in Foreign Proceedings Where a Direct Recovery May Be Received by the Debtors....  322

VI.     Summary of Debtors' Chapter 11 Plan.............................................................................  323

        A.  Compromise and Settlement of Disputes; Substantive Consolidation; Assumption of Obligations Under the Plan..  323

            1.   Compromise and Settlement..............................................................................  323

            2.   Non-Substantive Consolidation..........................................................................  325
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    3.   Allocation of Expenses.................................................................................  325

    4.   Wind Reserve Fund......................................................................................  326

B.  Provisions for Payment of Administrative Expense Claims and Priority Tax Claims.............................  326

    1.   Administrative Expense Claims..........................................................................  326

    2.   Professional Compensation and Reimbursement Claims.....................................................  326

    3.   Payment of Priority Tax Claims.........................................................................  326

C.  Classification of Claims and Equity Interests...............................................................  327

    1.   Class 1 - Priority Non-Tax Claims......................................................................  327

    2.   Class 2 - Secured Claims...............................................................................  327

    3.   Classes 3 through 182 - General Unsecured Claims (Other than Enron Subordinated Debenture Claims)......  327

    4.   Class 183 - Enron Subordinated Debenture Claims........................................................  327

    5.   Class 184 - Enron TOPRS Debenture Claims...............................................................  327

    6.   Class 185 - Enron Guaranty Claims......................................................................  327

    7.   Class 186 - Wind Guaranty Claims.......................................................................  327

    8.   Class 187 - ENA Guaranty Claims........................................................................  327

    9.   Class 188 - ACFI Guaranty Claims.......................................................................  327

    10.  Class 189 - EPC Guaranty Claims........................................................................  327

    11.  Class 190 - Intercompany Claims........................................................................  327

    12.  Classes 191 through 375 - Convenience Claims...........................................................  327

    13.  Classes 376 through 382 - Subordinated Claims..........................................................  327

    14.  Class 383 - Enron Preferred Equity Interests...........................................................  327

    15.  Class 384 - Enron Common Equity Interests..............................................................  327

    16.  Class 385 - Other Equity Interests.....................................................................  327

D.  Provision for Treatment of Priority Non-Tax Claims (Class 1)................................................  328

    1.   Payment of Allowed Priority Non-Tax Claims.............................................................  328

E.  Provision for Treatment of Secured Claims (Class 2).........................................................  328

    1.   Treatment of Secured Claims............................................................................  328

F.  Provision for Treatment of General Unsecured Claims (Classes 3-182).........................................  328
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    1.   Treatment of General Unsecured Claims (Other than Those Against the Portland Debtors Classes 3 through
         180)...................................................................................................  328

    2.   Treatment of General Unsecured Claims Against the Portland Debtors (Classes 181 and 182)...............  328

    3.   Election to Receive Additional Cash Distributions, in Lieu of Partial Plan Securities..................  329

    4.   Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim.........  329

    5.   Limitation on Recovery.................................................................................  329

    6.   Severance Settlement Fund Litigation Payments..........................................................  330

    7.   Termination of Wind Trusts.............................................................................  330

    8.   Election of TOPRS Holders to Receive Additional Cash Distributions in Lieu of Partial Plan Securities..  330

G.  Provision for Treatment of Enron Subordinated Debenture Claims (Class 183)..................................  331

    1.   Treatment of Allowed Enron Subordinated Debenture Claims (Class 183)...................................  331

    2.   Contingent Distribution/Limitation on Recovery.........................................................  331

H.  Provisions for Treatment of Enron TOPRS Debenture Claims (Class 184)........................................  332

    1.   Treatment of Allowed Enron TOPRS Debenture Claims (Class 184)..........................................  332

    2.   Contingent Distribution/Limitation on Recovery.........................................................  332

I.  Provisions for Treatment of Enron Guaranty Claims (Class 185)...............................................  332

    1.   Treatment of Enron Guaranty Claims (Class 185).........................................................  332

    2.   Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim.........  333

J.  Provisions for Treatment of Wind Guaranty Claims (Class 186)................................................  333

    1.   Treatment of Wind Guaranty Claims (Class 186)..........................................................  333

    2.   Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim.........  333

K.  Provisions For Treatment of ENA Guaranty Claims (Class 187).................................................  334

    1.   Treatment of ENA Guaranty Claims (Class 187)...........................................................  334
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    2.   Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim.........  334

L.  Provisions for Treatment of ACFI Guaranty Claims (Class 188)................................................  334

    1.   Treatment of ACFI Guaranty Claims (Class 188)..........................................................  334

    2.   Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim.........  335

M.  Provisions for Treatment of EPC Guaranty Claims (Class 189).................................................  335

    1.   Treatment of EPC Guaranty Claims (Class 189)...........................................................  335

    2.   Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim.........  335

N.  Provisions For Treatment of Intercompany Claims (Class 190).................................................  336

    1.   Treatment of Intercompany Claims (Class 190)...........................................................  336

O.  Provisions For Treatment Of Convenience Claims (Classes 191-375)............................................  336

    1.   Treatment of Convenience Claims (Classes 191-375)......................................................  336

    2.   Plan Currency Opportunity..............................................................................  336

P.  Provision For Treatment Of Subordinated Claims (Classes 376-382)............................................  336

    1.   Treatment of Allowed Subordinated Claims (Class 376-382)...............................................  336

    2.   Contingent Distribution/Limitation on Recovery.........................................................  337

Q.  Provisions For Treatment Of Enron Preferred Equity Interests (Class 383)....................................  337

    1.   Treatment of Allowed Enron Preferred Equity Interests (Class 383)......................................  337

    2.   Contingent Distribution/Limitation on Recovery.........................................................  337

    3.   Cancellation of Enron Preferred Equity Interests and Exchanged Enron Preferred Stock...................  338

R.  Provision for Treatment of Enron Common Equity Interests (Class 384)........................................  338

    1.   Treatment of Allowed Enron Common Equity Interests (Class 384).........................................  338

    2.   Contingent Distribution to Common Equity Trust.........................................................  338

    3.   Cancellation of Enron Common Equity Interests and Exchanged Enron Common Stock.........................  338

S.  Provisions for Treatment of Other Equity Interests (Class 385)..............................................  338

    1.   Cancellation of Other Equity Interests (Class 385).....................................................  338

T.  Provisions for Treatment of Disputed Claims Under the Plan..................................................  339
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    1.   Objections to Claims; Prosecution of Disputed Claims...................................................  339

    2.   Estimation of Claims...................................................................................  339

    3.   Payments and Distributions on Disputed Claims..........................................................  339

    4.   Tax Treatment of Escrow................................................................................  340

    5.   Funding of Escrow's Tax Obligation.....................................................................  341

U.  Provisions Regarding Distributions..........................................................................  341

    1.   Time and Manner of Distributions.......................................................................  341

    2.   Timeliness of Payments.................................................................................  343

    3.   Distributions by the Disbursing Agent..................................................................  343

    4.   Manner of Payment under the Plan.......................................................................  344

    5.   Delivery of Distributions..............................................................................  344

    6.   Fractional Securities..................................................................................  344

    7.   Undeliverable Distributions............................................................................  344

    8.   Compliance with Tax Requirements.......................................................................  345

    9.   Time Bar to Cash Payments..............................................................................  345

    10.  Distributions After Effective Date.....................................................................  345

    11.  Setoffs................................................................................................  345

    12.  Allocation of Plan Distributions Between Principal and Interest........................................  346

    13.  Surrender of Instruments...............................................................................  346

    14.  Cancellation of Existing Securities and Agreements.....................................................  346

    15.  Certain Indenture Trustee Fees and Expenses............................................................  346

    16.  Cancellation of PGE, CrossCountry and Prisma Securities................................................  347

    17.  Record Date............................................................................................  347

V.  Executory Contracts and Unexpired Leases....................................................................  347

    1.   Rejection of Executory Contracts and Unexpired Leases..................................................  348

    2.   Cure of Defaults for Assumed Executory Contracts and Unexpired Leases..................................  348

    3.   Rejection of Intercompany Trading Contracts............................................................  348

    4.   Rejection Damage Claims................................................................................  349

    5.   Indemnification and Reimbursement Obligations..........................................................  349
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            6.   Rejection of TOPRS-Related Agreements..................................................................  349

        W.  Miscellaneous Provisions....................................................................................  350

            1.   Title to Assets........................................................................................  350

            2.   Distribution of Reserved Funds.........................................................................  350

            3.   Discharge of Debtors...................................................................................  350

            4.   Injunction on Claims...................................................................................  351

            5.   Term of Existing Injunctions or Stays..................................................................  352

            6.   Limited Release of Directors, Officers and Employees...................................................  352

            7.   Injunction on Actions..................................................................................  352

        X.  Summary of Other Provisions of the Plan.....................................................................  353

            1.   Preservation of Rights of Action.......................................................................  353

            2.   Payment of Statutory Fees..............................................................................  353

            3.   Retiree Benefits.......................................................................................  353

            4.   Retention of Documents.................................................................................  353

            5.   Post-Confirmation Date Fees and Expenses...............................................................  354

            6.   Severability...........................................................................................  354

            7.   Amendment of Articles of Incorporation and By-Laws.....................................................  354

            8.   Corporate Action.......................................................................................  354

            9.   Exculpation............................................................................................  355

            10.  Modification of Plan...................................................................................  355

            11.  Revocation or Withdrawal...............................................................................  355

            12.  Creditors' Committee - Term and Fees...................................................................  356

            13.  Employee Committee - Term and Fees.....................................................................  356

            14.  Examiners - Terms and Fees.............................................................................  357

            15.  Fee Committee - Term and Fees..........................................................................  357

            16.  Mediator - Term and Fees...............................................................................  358

            17.  Employee Counsel.......................................................................................  358

VII.    Estate Management And Liquidation...............................................................................  358

        A.  Post-Effective Date.........................................................................................  358
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            1.   Role of the Reorganized Debtor Plan Administrator......................................................  358

            2.   Role of the Reorganized Debtors........................................................................  359

            3.   Establishment and Maintenance of Disbursement Account..................................................  359

            4.   Rights and Powers of the Disbursing Agent..............................................................  360

        B.  Operating Entities and Trusts...............................................................................  360

            1.   Operating Entities.....................................................................................  360

            2.   Operating Trusts.......................................................................................  362

        C.  Remaining Assets............................................................................................  366

            1.   Categories of Remaining Assets.........................................................................  366

            2.   The Remaining Asset Trusts.............................................................................  369

        D.  Other Administration........................................................................................  373

            1.   Claims Processing......................................................................................  373

            2.   Legal Entities.........................................................................................  373

            3.   Prosecuting Claim Objections and Litigation............................................................  374

            4.   Compromise of Certain Guaranty Claim Litigation........................................................  374

            5.   Extinguishment of Certain Claims.......................................................................  375

            6.   Budget.................................................................................................  375

            7.   Allocation of Expenses.................................................................................  376

VIII.   Portland General Electric Company...............................................................................  377

        A.  Business....................................................................................................  377

            1.   General................................................................................................  377

            2.   Operating Revenues.....................................................................................  378

            3.   Regulatory Matters.....................................................................................  379

            4.   Competition............................................................................................  381

            5.   Power Supply...........................................................................................  382

            6.   Fuel Supply............................................................................................  385

            7.   Environmental Matters..................................................................................  386

            8.   Properties.............................................................................................  387

            9.   Additional Information Filed with the SEC..............................................................  390
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    10.  Other Information Regarding PGE Contained in This Disclosure Statement.................................  390

    11.  Separation of PGE From ENE.............................................................................  390

    12.  Potential Sale of PGE..................................................................................  391

B.  Historical Financials, Projections and Valuation............................................................  391

    1.   Historical Financials..................................................................................  391

    2.   Projections............................................................................................  392

    3.   Valuation..............................................................................................  392

    4.   Variances and Risks....................................................................................  393

C.  Legal Proceedings...........................................................................................  394

    1.   Utility Reform Project, Colleen O'Neil and Lloyd K. Marbet v. Oregon Public Utilities Commission and
         Portland General Electric Company. (No. SC S45653, Supreme Court, State of Oregon; No. 94C-10417,
         Marion County Circuit Court No. 94C-10417; OPUC UM989).................................................  394

    2.   Portland General Electric v. International Brotherhood of Electrical Workers, Local No. 125. (No.
         0205-05132, Circuit Court, Multnomah County, Oregon)...................................................  395

    3.   Portland General Electric, et al. v. The United States of America, et al. (No. C.A. 1:00-1425,
         Southern District of New York, C.A. No. 1:98-2552, District of Columbia, "Case No. 1425")..............  395

    4.   Department of Water Resources v. ACN Energy, et al., including PGE, Enron Power Corp., PG&E Energy
         Services nka Enron Energy Marketing Corp. and Enron North America, Inc. (No. 01 AS05497, Superior
         Court, Sacramento County, California)..................................................................  395

    5.   Dreyer, Gearhart and Kafoury Bros., LLC v. Portland General Electric Company (No. 03C 10639, Circuit
         Court, Marion County, Oregon) and Morgan v. Portland General Electric Company (No. 03C 10639, Circuit
         Court,Marion County, Oregon (Identical cases have also been filed in the Circuit Court of Multnomah
         County Oregon).........................................................................................  395

    6.   Gordon v. Reliant Energy, Inc., Duke Energy Trading & Marketing, et al. v. Arizona Public Service
         Company, et al. (In re: Wholesale Electricity Antitrust Cases I & II) (No. 02--990,1000, 1001, United
         States District Court, Southern District of California; No. 02-57200, United States Court of Appeals,
         Ninth Circuit).........................................................................................  396
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            7.   People of the State of California, ex rel. Bill Lockyer, Attorney General v. Portland General Electric
                 Company (No. C-02-3318, United States District Court, Northern District of California).................  396

            8.   Cyber-Tech, Inc. v. PGE et al. (No. 0305-05257, Circuit Court, Multnomah County, Oregon)...............  396

            9.   Port of Seattle v. Avista et al., including PGE (No. 03-1170, United States District Court, Western
                 District of Washington, Seattle Division)..............................................................  397

            10.  Remington et al. v. Northwestern Energy, LLC (No. DV 03-88, 2nd Judicial District, Silver Bow County,
                 Montana)...............................................................................................  397

            11.  California Electricity Refund Proceeding (FERC Docket # EL00-95).......................................  397

            12.  Pacific Northwest Refund Proceeding (FERC Docket # EL01-10)............................................  397

            13.  Oregon Public Utility Commission Staff Report on Trading Activities....................................  398

            14.  FERC Investigation of Trading Activities...............................................................  398

            15.  Challenge of the California Attorney General to Market-Based Rates.....................................  398

            16.  Show Cause Order.......................................................................................  398

            17.  People of the State of Montana, ex rel. Mike McGrath, Attorney General of the State of Montana,
                 et al. v. Williams Energy Marketing and Trading Company, et al. including EESI, EPMI and PGE, Montana
                  First Judicial District, Lewis and Clark County.......................................................  399

            18.  ISO and PX Receivable..................................................................................  399

            19.  FERC Bidding Investigation.............................................................................  399

        D.  Description of Capital Stock, Board of Directors and Director and Officer Indemnification...................  399

            1.   Capital Stock..........................................................................................  399

            2.   PGE Board of Directors.................................................................................  400

            3.   Indemnification........................................................................................  401

        E.  Equity Compensation Plan....................................................................................  401

IX.     CrossCountry Energy Corp........................................................................................  401

        A.  Business....................................................................................................  401
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    1.   General Development of Business........................................................................  401

    2.   Narrative Description of Business......................................................................  407

    3.   Competition............................................................................................  417

    4.   Demand for Natural Gas Pipeline Transportation Capacity................................................  419

    5.   Seasonality............................................................................................  420

    6.   Regulatory Environment.................................................................................  420

    7.   Environmental Regulation...............................................................................  432

    8.   Litigation, Regulatory Proceedings and Investigations..................................................  433

B.  Properties..................................................................................................  433

    1.   General................................................................................................  433

    2.   Transwestern...........................................................................................  434

    3.   Citrus.................................................................................................  436

    4.   Northern Plains........................................................................................  436

C.  Historical Financials, Projections and Valuation............................................................  437

    1.   Historical Financials..................................................................................  437

    2.   Projections............................................................................................  437

    3.   Valuation..............................................................................................  438

    4.   Variances and Risks....................................................................................  439

D.  Legal Proceedings...........................................................................................  440

    1.   In re Natural Gas Royalties Qui Tam Litigation, MDL Docket No. 1293 (D. Wy.), previously Civil Action
         Nos. 97-D-1421 (D. Colo.) and 97-2087 (E.D. La.) and other consolidated cases..........................  440

    2.   Will Price, et al. v. Gas Pipelines, et al. 26th Judicial District Court of Stevens County, Kansas
         (Case No. 99 CV-30)....................................................................................  440

    3.   Citrus Trading Corp. v. Duke Energy LNG Sales, Inc., District Court of Harris County, Texas, (Case No.
         2003-12166)............................................................................................  441

    4.   FERC Order to Respond..................................................................................  442

    5.   Eugene Lavender, et al. v. Florida Gas Transmission Company, et al., U.S. District Court, Southern
         District of Alabama (Case No. CV-02-0361-JG-L).........................................................  442
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            6.   Florida Gas Transmission Co. v. Wright, et al., 20th Judicial Circuit Court, Charlotte County, Florida
                 (Case No. 00-1902-CA)..................................................................................  442

            7.   Florida Gas Transmission Co. v. Battista, et al., 20th Judicial Circuit Court, Charlotte County,
                 Florida (Case No. 00-319-CA)...........................................................................  442

            8.   Moye v. Exxon Corp., et al., 35th Judicial Circuit Court, Monroe County, Alabama (Case No. CV-98-20)...  443

            9.   Air Liquide American Corp., et al. v. United States Army Corps of Engineers, et al., U.S. District
                 Court, Southern District of Texas, Houston Division (Case No. H-98-3982)...............................  443

            10.  Assiniboine & Sioux Tribes of the Fort Peck Indian Reservation v. Northern Border Pipeline Co., Tribal
                 Court (No. 01-7-243)...................................................................................  443

        E.  Directors...................................................................................................  443

            1.   Raymond S. Troubh......................................................................................  444

            2.   Corbin A. McNeill, Jr..................................................................................  444

            3.   James J. Gaffney.......................................................................................  444

            4.   Gary L. Rosenthal......................................................................................  444

            5.   Michael L. Muse........................................................................................  445

        F.  Certain Relationships and Related Transactions..............................................................  445

            1.   Formation of CrossCountry..............................................................................  445

            2.   Certain Business Relationships.........................................................................  453

        G.  Indemnification of Directors and Officers...................................................................  455

        H.  Equity Compensation Plan....................................................................................  455

X.      Prisma Energy International Inc.................................................................................  455

        A.  Business....................................................................................................  455

            1.   General................................................................................................  455

            2.   Risk Factors...........................................................................................  458

            3.   Transferred Businesses.................................................................................  461

        B.  Projections and Valuation...................................................................................  506

            1.   Projections............................................................................................  506

            2.   Valuation..............................................................................................  506

        C.  Legal Proceedings...........................................................................................  509
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            1.   Accroven...............................................................................................  509

            2.   Transredes.............................................................................................  510

            3.   Centragas..............................................................................................  510

            4.   Elektro................................................................................................  510

            5.   Cuiaba.................................................................................................  511

            6.   BLM....................................................................................................  512

            7.   ENS....................................................................................................  513

            8.   SECLP..................................................................................................  513

        D.  Directors...................................................................................................  514

            1.   Ron W. Haddock.........................................................................................  514

            2.   John W. Ballantine.....................................................................................  514

            3.   Philippe A. Bodson.....................................................................................  515

            4.   Lawrence S. Coben......................................................................................  515

            5.   Dr. Paul K. Freeman....................................................................................  515

        E.  Prisma Contribution and Separation Agreement................................................................  516

            1.   Prisma Assets to be Contributed........................................................................  516

            2.   Change in Relative Value of any Prisma Assets..........................................................  516

            3.   Consents...............................................................................................  516

            4.   Actions with Respect to the Prisma Distribution........................................................  516

            5.   Indemnification........................................................................................  517

            6.   Termination............................................................................................  517

            7.   Certain Governance Provisions..........................................................................  517

            8.   Other Covenants........................................................................................  518

            9.   Conditions to Closings.................................................................................  519

        F.  Equity Compensation Plan....................................................................................  519

XI.     The Litigation Trust and Special Litigation Trust...............................................................  519

        A.  The Litigation Trust........................................................................................  519

            1.   Establishment of the Trust.............................................................................  519

            2.   Purpose of the Litigation Trust........................................................................  520
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            3.   Funding Expenses of the Litigation Trust...............................................................  520

            4.   Transfer of Assets.....................................................................................  520

            5.   Valuation of Assets....................................................................................  520

            6.   Litigation; Responsibilities of Litigation Trustee.....................................................  521

            7.   Investment Powers......................................................................................  521

            8.   Annual Distribution; Withholding.......................................................................  522

            9.   Reporting Duties.......................................................................................  522

            10.  Trust Implementation...................................................................................  523

            11.  Registry of Beneficial Interests.......................................................................  523

            12.  Termination............................................................................................  523

            13.  Net Litigation Trust Recovery/Assignment of Claims.....................................................  523

        B.  The Special Litigation Trust................................................................................  524

            1.   Establishment of the Trust.............................................................................  524

            2.   Purpose of the Special Litigation Trust................................................................  524

            3.   Funding Expenses of the Special Litigation Trust.......................................................  524

            4.   Transfer of Assets.....................................................................................  524

            5.   Valuation of Assets....................................................................................  525

            6.   Litigation of Assets; Responsibilities of Special Litigation Trustee...................................  525

            7.   Investment Powers......................................................................................  526

            8.   Annual Distribution; Withholding.......................................................................  526

            9.   Reporting Duties.......................................................................................  526

            10.  Trust Implementation...................................................................................  527

            11.  Registry of Beneficial Interests.......................................................................  527

            12.  Termination............................................................................................  527

            13.  Net Special Litigation Trust Recovery/Assignment of Claims.............................................  528

XII.    Equity Trusts...................................................................................................  528

        A.  Preferred Equity Trust......................................................................................  528

            1.   Establishment of the Trust.............................................................................  528

            2.   Purpose of the Preferred Equity Trust..................................................................  529
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            3.   Funding Expenses of the Preferred Equity Trust.........................................................  529

            4.   Transfer of Preferred Stock............................................................................  529

            5.   Investment Powers......................................................................................  529

            6.   Annual Distribution; Withholding.......................................................................  530

            7.   Reporting Duties.......................................................................................  530

            8.   Trust Implementation...................................................................................  531

            9.   Registry of Beneficial Interests.......................................................................  531

            10.  Termination............................................................................................  531

            11.  Non-Transferability or Certification...................................................................  532

        B.  Common Equity Trust.........................................................................................  532

            1.   Establishment of the Trusts............................................................................  532

            2.   Purpose of the Common Equity Trust.....................................................................  532

            3.   Funding Expenses of the Common Equity Trust............................................................  532

            4.   Transfer of Common Stock...............................................................................  532

            5.   Investment Powers......................................................................................  533

            6.   Annual Distribution; Withholding.......................................................................  533

            7.   Reporting Duties.......................................................................................  533

            8.   Trust Implementation...................................................................................  534

            9.   Registry of Beneficial Interests.......................................................................  534

            10.  Termination............................................................................................  534

            11.  Non-Transferability or Certification...................................................................  535

XIII.   Securities Laws Matters.........................................................................................  535

        A.  Issuance and Resale of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust
            Interests and Special Litigation Trust Interests Under the Plan.............................................  535

        B.  Remaining Asset Trust, Preferred Equity Trust, Common Equity Trust and Operating Trusts.....................  539

XIV.    Risk Factors and Other Factors to be Considered.................................................................  539

        A.  Bankruptcy Risks............................................................................................  540

            1.   Risk of Non-Confirmation of the Plan...................................................................  540
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    2.   Non-Consensual Confirmation............................................................................  540

    3.   Risk of Non-Occurrence or Delayed Occurrence of the Effective Date.....................................  540

    4.   Delayed Distribution or Non-Distribution of Plan Securities............................................  540

    5.   Severability...........................................................................................  541

    6.   Reserve for Disputed Claims............................................................................  541

B.  Negative Impact of Prepetition Activities...................................................................  541

    1.   Inability to Rely on Financial Statements..............................................................  541

    2.   Government Investigations and Litigation...............................................................  541

    3.   Financing Transactions.................................................................................  542

C.  Variance from Valuations, Estimates and Projections.........................................................  542

    1.   Forward Looking Statements.............................................................................  543

    2.   Estimated Recoveries...................................................................................  543

    3.   Valuations.............................................................................................  544

    4.   Financial Projections..................................................................................  546

    5.   Reorganized Debtors' Budget............................................................................  546

    6.   Liquidation Analysis...................................................................................  546

D.  Control Group Risks.........................................................................................  547

    1.   ENE Cash Balance Plan..................................................................................  547

    2.   ENE Tax Group Liability................................................................................  548

E.  Risks Common to Reorganized Debtors, Operating Entities and Litigation Trusts...............................  548

    1.   Changes in the Regulatory Environment..................................................................  549

    2.   PUHCA..................................................................................................  549

    3.   Environmental Laws and Regulations Affecting Operations................................................  550

    4.   Competition............................................................................................  550

    5.   Operational Hazards....................................................................................  551

    6.   Lack of Trading Market; Restrictions on Underwriters...................................................  551

    7.   Lack of Reported Information...........................................................................  552

    8.   Lack of Independent Operating History..................................................................  553
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            9.   Negative Publicity.....................................................................................  553

            10.  FERC...................................................................................................  553

            11.  Credit Risks...........................................................................................  553

            12.  Intercompany Claims and Causes of Action...............................................................  554

            13.  Taxes..................................................................................................  554

            14.  Transportadora de Gas del Sur. S.A.....................................................................  554

        F.  Reorganized Debtors Risks...................................................................................  554

            1.   FERC Market Pricing Investigation......................................................................  554

            2.   FERC Investigation Regarding Qualifying Facility Status................................................  555

            3.   Greater than Budgeted Liquidation Costs................................................................  555

        G.  PGE Risks...................................................................................................  555

            1.   Economic, Political, Regulatory and Legal Risks........................................................  555

            2.   Operational Risks......................................................................................  557

            3.   Environmental Risks....................................................................................  558

        H.  CrossCountry................................................................................................  558

            1.   Economic, Political, Regulatory and Legal Risks........................................................  558

            2.   Structural Risks.......................................................................................  563

            3.   Tax Risks..............................................................................................  564

            4.   Other Risks............................................................................................  564

        I.  Prisma Risks................................................................................................  565

            1.   Economic, Political, Regulatory, and Legal Risks.......................................................  565

            2.   Operational Risks......................................................................................  568

            3.   Structural Risks.......................................................................................  569

            4.   Tax Risks..............................................................................................  571

            5.   Other Risks............................................................................................  572

        J.  Litigation Trust Risks......................................................................................  573

            1.   Nonoccurrence of Distributions.........................................................................  573

XV.     Certain Material Federal Income Tax Consequences of the Plan....................................................  573

        A.  Consequences to the Debtors.................................................................................  574
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            1.   Cancellation of Debt...................................................................................  575

            2.   Limitations on NOL Carryforwards and Other Tax Attributes..............................................  576

            3.   Alternative Minimum Tax................................................................................  577

        B.  Consequences to the Holders of Certain Claims...............................................................  578

            1.   Consequences to Holders of Convenience Claims..........................................................  578

            2.   Consequences to Holders of General Unsecured Claims and Guaranty Claims................................  579

            3.   Distributions in Discharge of Accrued But Unpaid Interest..............................................  583

            4.   Tax Treatment of the Trusts and Holders of Beneficial Interests........................................  583

            5.   Treatment of Disputed Claims Reserve...................................................................  585

            6.   Withholding and Certain Information Reporting..........................................................  586

XVI.    Conditions Precedent To Effective Date Of The Plan..............................................................  587

        A.  Conditions Precedent to Effective Date of the Plan..........................................................  587

            1.   Entry of the Confirmation Order........................................................................  587

            2.   Execution of Documents; Other Actions..................................................................  587

            3.   Prisma Consents Obtained...............................................................................  588

            4.   CrossCountry Consents Obtained.........................................................................  588

            5.   PGE Consents Obtained..................................................................................  588

            6.   Waiver of Conditions Precedent.........................................................................  588

            7.   Alternative Structures.................................................................................  588

        B.  Alternative Plan(s) of Reorganization.......................................................................  588

        C.  Liquidation Under Chapter 7.................................................................................  589

XVII.   Claims Allowance, Objection and Estimation Procedures...........................................................  590

        A.  Schedules of Assets and Liabilities and Statements of Financial Affairs.....................................  590

        B.  Claims Bar Date and Notice of the Bar Date..................................................................  591

        C.  Allowance and Impairment of Claims..........................................................................  591

            1.   Allowance of Claims....................................................................................  591

            2.   Impairment of Claims...................................................................................  592

        D.  Objections to Claims........................................................................................  592

            1.   General................................................................................................  592
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        E.  Estimation Procedures.......................................................................................  592

XVIII.  Voting Procedures...............................................................................................  593

XIX.    Confirmation Of The Plan........................................................................................  593

        A.  Confirmation Hearing........................................................................................  593

        B.  Requirements for Confirmation of the Plan...................................................................  594

            1.   Acceptance.............................................................................................  596

            2.   "Cramdown" under the Fair and Equitable Test...........................................................  596

            3.   Feasibility............................................................................................  598

            4.   "Best Interests" Test..................................................................................  598

        C.  Objections To Confirmation Of The Plan......................................................................  598

XX.     Conclusion......................................................................................................  600

Appendix A:  "Material Defined Terms for Enron Disclosure Statement"

Appendix B:  "List of Debtors, Tax ID Numbers, Case Numbers, and Petition Dates"

Appendix C:  "Estimated Assets, Claims and Distributions"

Appendix D:  "Filing of Schedules and Statements"

Appendix E:  "Cases Consolidated Into Newby Action"

Cases consolidated into:

Appendix F:  "Cases Consolidated Into Tittle Action"

Cases consolidated into:

Appendix G:  "Reorganized Debtors' Budget"

Appendix H:  "PGE Financial Projections - 2003-2006"

Appendix I:  "CrossCountry Historical Financials"

Appendix J:  "CrossCountry Financial Projections - 2003-2006"

Appendix K:  "Prisma Financial Projections - 2004-2006"

Appendix L:  "Liquidation Analysis"

Appendix M:  "Substantive Consolidation Analysis"

Appendix N:  "Intercompany Value Flow Analysis"

Appendix O:  "Potential Causes of Action"

Appendix P:  "Components of Distributions Under the Plan"
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Appendix Q:  "Subordinated Claims"

Appendix R:  "Dissolved Entities Through October 31, 2003"

Exhibit 1:  "Chapter 11 Plan"

Exhibit 2:  "Disclosure Statement Order"

Exhibit 3:  "Voting Procedures Order"

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

                        DEBTORS' DISCLOSURE STATEMENT FOR
         AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11
                      OF THE UNITED STATES BANKRUPTCY CODE

THIS PROPOSED DISCLOSURE STATEMENT HAS NOT BEEN APPROVED BY THE BANKRUPTCY COURT AS CONTAINING ADEQUATE INFORMATION UNDER BANKRUPTCY CODE SECTION 1125(b) FOR USE IN THE SOLICITATION OF ACCEPTANCES OR REJECTIONS OF THE CHAPTER 11 PLAN DESCRIBED HEREIN. ACCORDINGLY, THE FILING AND DISSEMINATION OF THIS DISCLOSURE STATEMENT ARE NOT INTENDED TO BE, AND SHOULD NOT IN ANY WAY BE CONSTRUED AS, A SOLICITATION OF VOTES ON THE PLAN, NOR SHOULD THE INFORMATION CONTAINED IN THE DISCLOSURE STATEMENT BE RELIED ON FOR ANY PURPOSE BEFORE A DETERMINATION BY THE BANKRUPTCY COURT THAT THE PROPOSED DISCLOSURE STATEMENT CONTAINS ADEQUATE INFORMATION.

THE DEBTORS RESERVE THE RIGHT TO AMEND OR SUPPLEMENT THIS PROPOSED DISCLOSURE STATEMENT AT OR BEFORE THE HEARING TO CONSIDER THIS DISCLOSURE STATEMENT.

CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

                  On December 2, 2001 and continuing thereafter, Enron Corp. ("ENE") and certain of its direct and indirect subsidiaries and affiliates filed voluntary petitions seeking protection under chapter 11 of the Bankruptcy Code, thereby commencing one of the largest and most complex chapter 11 cases in the United States. These Chapter 11 Cases involve most of the major institutional investors in the U.S., as well as many from around the world. Similarly, these cases involve thousands of trade creditors, energy traders, former employees, and other creditor and equity constituencies located domestically and world-wide. Refer to Appendix B: "List of Debtors, Tax ID Numbers, Case Numbers, and Petition Dates" for a complete list of the Debtors and their respective Petition Dates.

                  The Debtors submit this Disclosure Statement pursuant to Bankruptcy Code section 1125 to holders of Claims against and Equity Interests in the Debtors in connection with (i) the solicitation of acceptances of the Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code and (ii) the hearing to consider confirmation of the Plan scheduled for [_________], commencing at [______].

                  Attached as appendices and exhibits to this Disclosure Statement are copies of the following documents: (a) the Plan, Exhibit 1:
"Chapter 11 Plan", (b) the Disclosure Statement Order, which, among other things, approves this Disclosure Statement and establishes certain procedures with respect to the solicitation and tabulation of votes to accept or reject the Plan, Exhibit 2: "Disclosure Statement Order", (c) the Voting Procedures Order, which, among other things, establishes certain procedures with respect to voting and the temporary allowance of Claims for voting purposes, Exhibit 3: "Voting Procedures Order" and (d) the Liquidation Analysis, which sets forth estimated recoveries in a chapter 7 liquidation as compared to estimated recoveries under the Plan, Appendix L: "Liquidation Analysis". In addition, for those holders of Claims entitled to vote under the Plan, a Ballot for the acceptance or rejection of the Plan is separately enclosed.

                  I.       OVERVIEW OF CHAPTER 11 PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

A.       INTRODUCTION

                  Chapter 11 is the chapter of the Bankruptcy Code primarily used for business reorganization. Asset sales, stock sales, and other disposition efforts, however, can also be conducted during a chapter 11 case or pursuant to a chapter 11 plan. Under chapter 11, a company endeavors to restructure its finances such that it maximizes recovery to its creditors. Formulation of a chapter 11 plan is the primary purpose of a chapter 11 case. A chapter 11 plan sets forth and governs the treatment and rights to be afforded to creditors and stockholders with respect to their claims against and equity interests in the debtor. According to section 1125 of the Bankruptcy Code, acceptances of a chapter 11 plan may be solicited only after a written disclosure statement has been provided to each creditor or stockholder who is entitled to vote on the plan. This Disclosure Statement is presented by the Debtors to holders of Claims against and Equity Interests in the Debtors to satisfy the disclosure requirements contained in section 1125 of the Bankruptcy Code.

B.       CHAPTER 11 PLAN

                  For a more detailed description of the Plan, refer to Section VI., "Summary of Debtors' Chapter 11 Plan". In addition, the Plan is attached hereto as Exhibit 1: "Chapter 11 Plan".

         1.       PLAN NEGOTIATIONS

                  a. Creditors' Committee. Given the diverse creditor body and the myriad of complex issues posed by these Chapter 11 Cases, the Debtors and the Creditors' Committee have spent the past year engaging in analysis and negotiation regarding the terms of a chapter 11 plan and related matters. These discussions focused on a variety of issues, including, but not limited to, (a) maximizing value to Creditors, (b) resolving issues regarding substantive consolidation and other inter-estate and inter-creditor disputes, and (c) facilitating an orderly and efficient distribution of value to Creditors. The Plan represents the culmination of these efforts and reflects agreements and compromises reached, following discussions with the ENA Examiner, among the Debtors and the Creditors' Committee with respect thereto. The Creditors' Committee fully supports the Plan, including the compromises and settlements embodied therein.

         2.       GLOBAL COMPROMISE EMBODIED IN THE PLAN

                  The Plan incorporates various inter-Debtor, Debtor-Creditor and inter-Creditor settlements and compromises designed to achieve a global resolution of these Chapter 11 Cases. Thus, the Plan is premised upon a settlement, rather than litigation, of these disputes. The settlements and compromises embodied in the Plan represent, in effect, a linked series of concessions by Creditors of every individual Debtor in favor of each other. The agreements are interdependent. The following description of the global compromise is qualified in its entirety by the full text of the Plan.

                  To reach the global compromise, the Debtors and the Creditors' Committee considered, among other things, the most significant inter-estate disputes (including, without limitation, certain issues between ENE and ENA), the likelihood of substantive consolidation, and the cost and delay that would be occasioned by full-blown estate-wide litigation of such issues. In proposing the Plan, the Debtors are offering a non-litigation solution to Creditors. This solution, which the Debtors and the Creditors' Committee believe, and, until recently, the ENA Examiner believed, fairly reflects the risks of litigation, will reduce the duration of these Chapter 11 Cases and the expenses attendant to protracted disputes. While a litigated outcome of each of these issues might differ from the result produced by the Plan itself, the Debtors and the Creditors' Committee believe that, if the issues resolved by the Plan were litigated to conclusion, these Chapter 11 Cases would be prolonged for, at a minimum, an additional year, and probably much longer. In that regard, it is important to bear in mind that the professional fees incurred in these Chapter 11 Cases, even without such estate-wide litigation, have been approximately $330 million per year.

                  There are several components of the global compromise, including, but not limited to, (i) settlement of the likelihood of substantive consolidation of the Debtors' estates, (ii) the use of a common currency (referred to as Plan Currency) to make distributions under the Plan, (iii) the treatment of Intercompany Claims and resolution of other inter-estate issues,
(iv) the resolution of certain asset ownership disputes between ENE and ENA, (v) the resolution of inter-estate issues regarding rights to certain claims and causes of action, (vi) the treatment of Guaranty Claims, and (vii) a reduction in the administrative costs post-confirmation. Each of these components is discussed below.

                  a. Likelihood of Substantive Consolidation. Substantive consolidation is a judicially created equitable remedy whereby the assets and liabilities of two or more entities are pooled, and the pooled assets are aggregated and used to satisfy the claims of creditors of all the consolidated entities. Typically, substantive consolidation eliminates intercompany claims and any issues concerning ownership of assets among the consolidated entities, as well as guaranty claims against any consolidated entity that guaranteed the obligations of another consolidated entity. As explained in Union Savings Bank
v. Augie/Restivo Baking Co. (In re Augie/Restivo Baking Co.), 860 F.2d 515, 518 (2d Cir. 1988), the "sole purpose of substantive consolidation is to ensure the equitable treatment of all creditors." The federal court of appeals with jurisdiction over these Chapter 11 Cases has articulated a two-fold, disjunctive test for substantive consolidation: (i) whether creditors dealt with the entities as a single economic unit and did not rely on their separate identity in extending credit such that consolidation is fair from the vantage point of creditor expectations, taking into account any prejudice to particular creditors resulting from the consolidation, or (ii) whether the assets and liabilities of the entities in question are sufficiently entangled such that the process of untangling them would be so time-consuming and costly that it is not in the interest of the creditors to complete that process. Whether substantive consolidation is appropriate in a given case requires an intensive analysis of the facts pertaining to each entity proposed to be consolidated, including, but not limited to, the relationships and transactions among the entities in question and each entity's disclosures to and transactions with creditors.

                  Following the Initial Petition Date, pursuant to a confidentiality and non-waiver of privilege agreement between the Debtors and the Creditors' Committee, the Debtors and the Creditors' Committee undertook a joint diligence process to ascertain whether substantive consolidation would be an appropriate remedy for some or all of the Debtors in these Chapter 11 Cases. As part of this process, the Debtors and the Creditors' Committee each reviewed and considered the Debtors' books and records, public filings, key contracts, and other documents, as well as the facts and legal theories underlying various related inter-estate issues. In addition, they conducted numerous joint interviews of current and former employees, analyzed the relevant legal standards, and evaluated the relationships between certain of the Debtors and their largest Creditors. In response to Creditors' requests, and as ordered by the Bankruptcy Court, in September 2002, the Creditors' Committee established an Internet database to provide Creditors who are not members of the Creditors' Committee with restricted access to copies of many of the documents reviewed as part of the Creditors' Committee's substantive consolidation investigation.

                  Through this process, the Debtors and the Creditors' Committee concluded that, for each of the Debtors, there are relevant facts weighing both for and against substantive consolidation. Among the many facts considered relevant to the substantive consolidation analysis, there are certain universal or nearly universal facts regarding the Debtors, including, but not limited to, the following:

                           (i)      EACH OF THE DEBTORS WAS ABLE TO PREPARE AND
FILE SEPARATE SCHEDULES LISTING THEIR PREPETITION ASSETS AND LIABILITIES;

                           (ii)     SEPARATE BOOKS AND RECORDS WERE MAINTAINED
FOR EACH OF THE DEBTORS PREPETITION;

                           (iii)    PREPETITION, A CONSOLIDATED FEDERAL TAX
RETURN WAS FILED INCLUDING MOST OF THE DEBTORS, BUT, TO THE EXTENT APPLICABLE, INDIVIDUAL STATE TAX RETURNS WERE PREPARED AND FILED FOR EACH OF THE DEBTORS;

                           (iv)     PREPETITION, EACH OF THE DEBTORS OBSERVED
CORPORATE FORMALITIES INCLUDING CONDUCTING PERIODIC BOARD MEETINGS AND ANNUAL SHAREHOLDER MEETINGS; HOWEVER, OTHER THAN THE MEETINGS HELD FOR ENE, THE VAST MAJORITY OF THESE MEETINGS WERE BY WRITTEN CONSENT, RATHER THAN THROUGH IN-PERSON MEETINGS INVOLVING DEBATE AND DISCUSSION;

                           (v)      FOR SUBSTANTIALLY ALL OF THE DEBTORS,
OVERLAP EXISTED AS TO THE OFFICERS AND DIRECTORS OF EACH DEBTOR AND THE OFFICERS AND DIRECTORS OF OTHER DEBTORS;

                           (vi)     SUBSTANTIALLY ALL OF THE DEBTORS DIRECTLY OR
INDIRECTLY PARTICIPATED IN THE CENTRALIZED CASH MANAGEMENT SYSTEM MAINTAINED BY ENE PREPETITION;

                           (vii)    SUBSTANTIALLY ALL OF THE DEBTORS RECEIVED
DIRECT OR INDIRECT PREPETITION CREDIT SUPPORT FROM ENE THROUGH INTERCOMPANY LOANS (WHETHER DIRECTLY TO THE

DEBTOR OR INDIRECTLY TO THE DEBTOR THROUGH THE DEBTOR'S PARENT(S)), GUARANTIES, INDEMNITIES, TOTAL RETURN SWAPS OR OTHER MEANS OF SUPPORT;

                           (viii)   WITH VERY FEW EXCEPTIONS, PRIOR TO THE
INITIAL PETITION DATE, NONE OF THE DEBTORS DISSEMINATED FINANCIAL INFORMATION TO CREDITORS OR POTENTIAL CREDITORS OR OTHERWISE MADE SUCH INFORMATION AVAILABLE OTHER THAN THE CONSOLIDATED FINANCIAL STATEMENTS FOR ENE AND ITS SUBSIDIARIES;

                           (ix)     OF THE DEBTORS, ENE WAS THE ONLY ENTITY WITH
A CREDIT RATING BY THE MAJOR DOMESTIC RATING AGENCIES AND ENA BECAME UNABLE TO CONTINUE ITS BUSINESS OPERATIONS UPON THE DOWNGRADE OF ENE'S CREDIT RATING;

                           (x)      ALTHOUGH SOME COSTS WERE ALLOCATED TO
SUBSIDIARIES, PREPETITION, ENE ABSORBED SUBSTANTIAL OVERHEAD COSTS FOR MOST (IF NOT ALL) OF THE DEBTORS;

                           (xi)     SUBSTANTIALLY ALL OF THE DEBTORS UTILIZED
ENE'S CENTRALIZED SERVICES FOR RISK MANAGEMENT, INSURANCE PROCUREMENT, LEGAL, BENEFITS AND SIMILAR SERVICES;

                           (xii)    ALTHOUGH THE INTERNAL TRANSACTION APPROVAL
PROCESS FOR ALL OF THE DEBTORS DID NOT EXPRESSLY REQUIRE APPROVAL OF THE BOARD OF THE ENTITY ENGAGED IN THE TRANSACTION, IT DID REQUIRE, DEPENDING ON THE DOLLAR AMOUNT AND TYPE OF TRANSACTION, APPROVAL BY THE HEAD OF THE APPLICABLE BUSINESS UNIT (WHO MIGHT NOT BE AN OFFICER OR DIRECTOR OF THAT ENTITY), THE HEAD OF THE APPLICABLE BUSINESS SEGMENT (WHO MIGHT NOT BE AN OFFICER OR DIRECTOR OF THAT ENTITY), THE OFFICE OF THE CHAIR OF ENE, AND/OR THE BOARD OF DIRECTORS OF ENE; AND

                           (xiii)   ENRON ACCOUNTING POLICIES PERMITTED NON-CASH
SETTLEMENTS OF INTERCOMPANY OBLIGATIONS BY TRANSFERRING INTERCOMPANY RECEIVABLES TO ENE IN EXCHANGE FOR A RECEIVABLE FROM ENE AND INTERCOMPANY PAYABLES TO ENE IN EXCHANGE FOR A PAYABLE TO ENE. After the completion of a non-cash settlement, the entity with the original payable would have a payable to ENE. The entity with the original receivable would have a receivable from ENE. For example, if EGM had a $1 million receivable from ENA, EGM would exchange its receivable from ENA for a $1 million receivable from ENE and ENA would exchange its payable to EGM for a $1 million payable to ENE. This would leave ENA with no liability to EGM (and EGM no receivable from ENA); ENA would have a $1 million payable to ENE and ENE would have a $1 million payable to EGM.

                  The foregoing provides a brief summary of the facts weighing both for and against substantive consolidation. In addition, Appendix M:
"Substantive Consolidation Analysis" contains a more detailed listing of common facts relevant to this analysis. While there are additional relevant facts applicable to most of the Debtors, there are also extensive entity-specific facts. Because of the complexity of these Chapter 11 Cases and the fact-intensive nature of the inquiry, it is impossible to include an exhaustive analysis of these issues for each and every Debtor. The overwhelming incidence of common facts relevant to this analysis provides the basis for inclusion of all of the Debtors (other than the Portland Debtors) in the Plan compromise.

                  In fact, given the extent and difficulty of the relevant factual and legal issues, in an effort to resolve the numerous inter-estate issues without protracted and expensive litigation, the Debtors and the Creditors' Committee forged a global compromise and settlement predicated upon a negotiated formula, expressed as the likelihood that a court would order substantive consolidation, as a proxy for resolving all such issues. Specifically, under the global compromise of numerous inter-estate issues embodied in the Plan, except with respect to the Portland Debtors, distributions of Plan Currency will be made on account of Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims based on an agreed percentage intended to approximate the relative likelihood of full-blown litigation resulting in either: (i) substantive consolidation of all of the Debtors or (ii) substantive consolidation of none of the Debtors. Accordingly, for example, subject to certain adjustments described below, a holder of an Allowed General Unsecured Claim (except a holder of an Allowed General Unsecured Claim against the Portland Debtors) will receive the sum of (a) 30% of the distribution such Creditor would receive if the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated and one-half of Accepting Guaranty Claims were allowed and (b) 70% of the distribution such Creditor would receive if the Debtors were not substantively consolidated. As noted, the 30/70 weighted average is not a precise mathematical quantification of the likelihood of substantive consolidation of each Debtor into each of the other Debtors, but, instead, a negotiated approximation of the likely outcome if numerous inter-estate issues, including substantive consolidation, were litigated to judgment as to all Debtors.

                  b. PLAN CURRENCY. As a general rule, absent substantive consolidation, the creditors of a given debtor may recover only from the assets of such debtor. In the event of substantive consolidation, the creditors of each of the consolidated entities recover from the pooled assets of all of the consolidated entities.

                  In light of the global compromise and the settlement of inter-estate issues, including substantive consolidation of the Debtors except with respect to the Portland Debtors, the actual consideration to be distributed on account of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims will be derived from a common pool consisting of a mixture of Creditor Cash, PGE Common Stock, CrossCountry Common Stock, and Prisma Common Stock (collectively, "Plan Currency"). (1) Generally, for purposes of making distributions to Creditors of each of the Debtors (except the Portland Debtors), a portion of Plan Currency is allocated to each Debtor following application of the 30/70 weighted average reflecting the likelihood of substantive consolidation. Each Debtor's allocated portion of Plan Currency is referred to in the Plan as the Distributive Assets attributable to such Debtor. For illustrative purposes, Appendix P: "Components of Distributions Under the Plan" sets forth the components of the estimated distribution on a hypothetical Allowed General Unsecured Claim of $1,000,000, a hypothetical Allowed Guaranty Claim of $1,000,000 and a hypothetical Allowed Convenience Class Claim of $50,000 against each of the Debtors.

----------

(1) It should be noted that Plan Currency does not include interests in the Litigation Trust and Special Litigation Trust. As discussed below, also as part of the global compromise, these interests are allocated pro rata among the holders of Allowed General Unsecured Claims against all Debtors (excluding the Portland Debtors).

                  With respect to Creditors of ENA and certain of its subsidiaries(2) and the holders of TOPRS, an additional portion of Cash will be made available by ENE under the Plan to such Creditors, and they may elect to accept this additional Cash in lieu of an equal value of Plan Securities. To the extent that they make this election, it will reduce the Cash and increase the PGE Common Stock, CrossCountry Common Stock and Prisma Common Stock available to ENE's creditors.

                  c. INTERCOMPANY CLAIMS. Typically, substantive consolidation eliminates all intercompany claims among the consolidated entities. In contrast, without substantive consolidation, such intercompany claims may either be treated pari passu with similarly situated third-party claims, subordinated to third-party claims or re-characterized as equity contributions. Moreover, absent substantive consolidation, each debtor may seek to disallow a given intercompany claim or to affirmatively recover on various claims or causes of action against another debtor.

                  Prior to the Initial Petition Date, the Debtors maintained a complex corporate structure consisting of thousands of entities, which, in the aggregate, engaged in millions of inter-company transactions in the years leading to the bankruptcy filings. (3) The myriad of prepetition intercompany claims arose from a variety of transactions, including, but not limited to, payables and receivables resulting from the centralized cash management system, asset transfers, and agreements regarding services and operations.

                  Because of the scope and breadth of the intercompany transactions between the Debtors, there is some degree of inescapable entanglement. Appendix N: "Intercompany Value Flow Analysis" provides a depiction of certain instances of this intercompany relationship for illustrative purposes. From the inception of these Chapter 11 Cases, the Debtors and the Creditors' Committee have been investigating certain of the most significant of these transactions to determine whether any challenges could be brought by or on behalf of any of the Debtors' estates against any other Debtor's estate, and whether the relative impact to Creditor recoveries that could be occasioned by such challenge, if successful, would warrant litigation. Under the global compromise, except with respect to the Portland Debtors, Debtors holding Allowed Intercompany Claims (i.e., accounts and notes owed by one Debtor to another Debtor) will receive 70% of the distribution such Debtor would receive if the Debtors were not substantively consolidated. As the 30% scenario is based on the hypothetical substantive consolidation of all Debtors, no distribution will be made on Intercompany Claims under this scenario.

                  All other potential inter-Debtor remedies, such as the potential disallowance, subordination, or re-characterization of Intercompany Claims, and certain affirmative claims or

----------
(2) Specifically, this election is available to the holders of Allowed General Unsecured Claims against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC.

(3) For information regarding intercompany claims between the Debtors and their affiliates, refer to Appendix C: "Estimated Assets, Claims and Distributions" and Appendix N: "Intercompany Value Flow Analysis", as well as the Debtors' Schedules which are available at http://www.enron.com/corp/por and Claims filed against the Debtors, which may be viewed at http://www.bsillc.com.

causes of action against any other Debtor, will be waived. Given the sheer volume of intercompany transactions, in an effort to conserve the estates' resources and expedite the Plan process, neither the Debtors nor the Creditors' Committee have conducted detailed diligence or analysis regarding each and every potential inter-Debtor cause of action or remedy being waived by the Debtors under the Plan. These inter-Debtor waivers were negotiated as an integral part of the global compromise in order to ensure that the efficient resolution of these Chapter 11 Cases would not be jeopardized by ongoing inter-estate disputes. These waivers will not affect, however, the Debtors' ability to pursue third parties (including non-Debtor affiliates) on any claims, causes of action, or challenges available to any of the Debtors in the absence of substantive consolidation, including any avoidance actions or defenses to setoff for lack of mutuality.

                  d. ASSET OWNERSHIP DISPUTES BETWEEN ENE AND ENA. Substantive consolidation eliminates any issues concerning ownership of assets among the consolidated entities. Absent substantive consolidation, these issues would remain and require resolution either through negotiation or litigation.

                  Certain inter-estate disputes exist between ENE and ENA regarding their respective equity interests in (and attendant right to sale proceeds of or dividends from) various entities. The most significant disputes involve a shift in the beneficial economic interest in Enron Canada, RMTC and CPS. In 2000 and 2001, the Enron Companies entered into two financing transactions - Valhalla and Slapshot - that resulted in a shift of economic interest in Enron Canada and RMTC from ENA to ENE. These transactions generated substantial intercompany charges, which, if paid in full, would have had a neutral impact on ENA and ENE. However, these intercompany claims will not be paid in full under the Plan. In addition, Slapshot created a cloud over the beneficial ownership of CPS, by altering ENE's unambiguous beneficial ownership to a potentially shared ownership with ENA. Refer to Section I., "Overview of Chapter 11 Plan" for a summary of the Plan, Section III.F.48., "Valhalla" for a description of Valhalla and Section III.F.44., "Slapshot" for a description of Slapshot.

                  In addition, as a consequence of the centralized cash management system utilized by the Enron Companies, as well as the procedures followed for the concentration of Bridgeline's receipts and disbursements, intercompany accounts among ENE, ENA and Bridgeline were generated. Shortly before the Initial Petition Date, these intercompany accounts were settled through adjusting intercompany book entries rather than through the payment of cash. The adjustments to the intercompany accounts regarding Bridgeline resulted in a transfer of value from ENA to ENE.

                  The Debtors and the Creditors' Committee believe there are factual and legal issues arising from the relative impact of these transactions on ENE and ENA, including whether all or part of these transactions should be avoided, unwound or otherwise challenged, and the treatment of any intercompany claims or equity interests related thereto. Some of those issues favor ENE, while others favor ENA and its subsidiaries.

                  Following extensive discussions and negotiation with the ENA Examiner, rather than litigate these and related issues, the Debtors, the Creditors' Committee and the ENA Examiner agreed to a compromise of these inter-Debtor disputes wherein, for purposes of calculating distributions pursuant to the Plan, the net economic ownership of certain assets would be reallocated. The Debtors and the Creditors' Committee believe that, even if meritorious, such litigation would only produce additional prepetition unsecured Intercompany Claims and not a transfer of ownership of such assets. Nevertheless, the Debtors and the Creditors' Committee agreed to a negotiated transfer of asset ownership as a further proxy for the resolution of all inter-estate issues. Specifically, the global compromise incorporates an agreement whereby: (i) the net economic equity value of Enron Canada will be deemed to be an asset of ENA, (ii) the net economic equity value of RMTC will be deemed to be an asset of ENE, (iii) 50% of the net economic equity value of CPS will be deemed to be an asset of ENE and 50% will be deemed to be an asset of ENA, and (iv) the net economic equity value of Bridgeline Holdings will be deemed to be an asset of ENA. It should be noted that this allocation of the net economic ownership assumes that it is ultimately determined or otherwise agreed that the value in CPS constitutes property of the Debtors' estates. Refer to
Section IV.C.1.f(iii)(A)., "Mizuho Corporate Bank, Ltd., as successor to the Industrial Bank of Japan, Limited and Banco Bilbao Vizcaya Argentaria S.A. v. Enron Corp. Hansen Investments Co. and Compagnie Papiers Stadacona" regarding an adversary proceeding pending as to entitlement to the proceeds of a sale, if any, of CPS.

                  e. OWNERSHIP OF CERTAIN CLAIMS AND CAUSES OF ACTION. As a general rule, absent substantive consolidation, any inter-estate issues regarding rights to and interests in claims and causes of action against third parties must be resolved either by negotiation or litigation among the estates. In contrast, if the estates are substantively consolidated, then the recoveries from any such claims or causes of action are pooled for the benefit of the creditors of all of the consolidated entities.

                           (i)      SINGLE-DEBTOR CLAIMS AND CAUSES OF ACTION

                  Many of the Debtors hold claims or causes of action against third parties where there is no dispute as to the particular Debtor that owns such claims or causes of action. Such claims include, for example, actions where a Debtor had the exclusive course of dealing with the defendant or made a potentially avoidable transfer to satisfy its own obligation. Pursuant to the Plan, each Debtor will retain its single-Debtor claims or causes of action.

                           (ii)     MULTIPLE-DEBTOR CLAIMS AND CAUSES OF ACTION

                  In other instances, which of the Debtors holds rights and interests in claims and causes of action is less clear and is the subject of potential dispute. For example, two or more Debtors may share a claim or cause of action, including voidable preferences where one Debtor made a potentially avoidable transfer to satisfy the obligations of one or more other Debtors. In order to eliminate inter-estate disputes regarding the ownership of such avoidance actions, pursuant to the global compromise in the Plan, such claims will be jointly prosecuted by each of the Debtors that could assert a cause of action on account of the subject transfer. Pursuant to the Plan, the net proceeds realized from such litigation (whether by settlement or judgment) will be allocated equally among each of the plaintiff-Debtors.

                           (iii)    ALL-DEBTOR CLAIMS AND CAUSES OF ACTION

                  All of the Debtors assert or could assert an interest in certain non-bankruptcy claims and causes of action against third parties that allegedly harmed ENE and its direct and indirect subsidiaries as a whole. Many of these parties, and the circumstances giving rise to such claims, have been or are expected to be described in reports filed by the ENE Examiner and the ENA Examiner. For example, certain acts or omissions giving rise to claims against third parties related to attempts to, or aiding and abetting others to, misstate the Debtors' financial statements. The Debtors or the Creditors' Committee have already commenced certain such actions, including the MegaClaim Litigation and the Montgomery County Litigation. Refer to Section IV.C.1.b(i)., "Enron Corp. and Enron North America Corp. v. Citigroup, Inc, et al. (Adv. No. 03-09266, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for a summary of the MegaClaim Litigation. Refer to Section IV.C.1.a(iii)., "The Official Committee of Unsecured Creditors of Enron Corp. et al. v. Fastow et al. (No. 02-10-06531-CV, 9th Judicial District Court, Montgomery County, Texas; removed to U.S. District Court, Southern District of Texas, Houston Division, No. 02-3939)" for a summary of the Montgomery County Litigation. These pending actions, as well as others that allege similar harms on behalf of all of the Debtors (including other claims against financial institutions involved in the prepetition financing of the Debtors, insiders, auditors, other professionals or advisors and other parties) will be transferred, for the ratable benefit of all holders of Allowed General Unsecured Claims, to the Litigation Trust or Special Litigation Trust. Due to the uncertainty concerning ownership of such actions, as part of the global compromise of inter-estate issues under the Plan, the Litigation Trust Claims and the Special Litigation Trust Claims will be treated as pooled assets owned by all Debtors as if the Debtors were substantially consolidated. (4) As such, only holders of Allowed General Unsecured Claims against the Debtors, and not Intercompany Claims or Guaranty Claims, will receive interests in the Litigation Trust or Special Litigation Trust.

                  In the event that a compromise and settlement of, or a Final Order with respect to, a Litigation Trust Claim or a Special Litigation Trust Claim provides for the waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, the benefits of such waiver, subordination or disallowance will be shared by all Debtors as if the Debtors were substantively consolidated and the defendant's Claim or Claims had been asserted against the consolidated estate. In order to effectuate this result, such waived, subordinated or disallowed Claims will be deemed allowed against the applicable Debtor's estate and the Plan distributions on account of such Claims will be made to the Litigation Trust or Special Litigation Trust, as the case may be. The Debtors and the Creditors' Committee believe that the economic benefits realized from Litigation Trust Claims and Special Litigation Trust Claims should be allocated under uniform principles independent of whether the recoveries to the Debtors' estates are realized in cash or through waiver, subordination or disallowance of Claims.

----------

(4) If the Debtors were substantially consolidated, Intercompany Claims and Guaranty Claims would be eliminated and not be entitled to receive a distribution from pooled assets.

                           (iv)     ALLOCATION OF RECOVERIES

                  If in connection with a compromise and settlement of a Litigation Trust Claim or a Special Litigation Trust Claim, a claim or cause of action retained by the respective Reorganized Debtors is simultaneously compromised and settled, then the recoveries or benefits of waiver, subordination or disallowance of Claims realized will be allocated first to the Debtors maintaining such retained actions and then to the Litigation Trust or the Special Litigation Trust, as the case may be.

                  f. GUARANTY CLAIMS. In a case where total substantive consolidation has been ordered, any claim against multiple debtor entities for the same liability, whether joint, primary or secondary (including guaranty claims), is typically deemed to constitute one claim to be satisfied out of the pool of assets. Some courts, however, have made exceptions in those situations where a creditor can demonstrate that it extended credit in reliance on its ability to collect from two distinct entities.

                  Under the global compromise negotiated, an exception to the 30/70 formula will be made for Creditors holding Guaranty Claims, provided that such Creditors vote as a Class to accept the Plan (all Guaranty Claims within such accepting Class are referred to as "Accepting Guaranty Claims"). In addition to what a Creditor with Guaranty Claims may receive on account of its Allowed General Unsecured Claims, provided that the applicable Class of Guaranty Claims votes to accept the Plan, such Creditor would receive on account of its corresponding Allowed Guaranty Claim, a distribution that includes (i) 70% of the distribution such holder would receive if the Debtors were not substantively consolidated and (ii) 30% of the distribution such holder would receive if all of the Debtors' estates, other than the estate of the Portland Debtors, were substantively consolidated and one-half of such Guaranty Claim was allowed. If a Class of Guaranty Claims votes to reject the Plan and the Plan is nevertheless confirmed, the enhanced recovery set forth in (ii) above will be eliminated for such Class.

                  g. POST-CONFIRMATION ADMINISTRATION. As part of the global compromise under the Plan, the governance and oversight of these Chapter 11 Cases will be streamlined. Following confirmation of the Plan, a five-member board of directors of Reorganized ENE will be appointed, with four of the directors to be designated by the Debtors after consultation with the Creditors' Committee and one of the directors to be designated by the Debtors after consultation with the ENA Examiner. In the event that, during the period from the Confirmation Hearing up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve on the board of directors of Reorganized ENE, the Debtors will file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated in accordance with the requirements of the immediately preceding sentence, will be deemed to have been selected and disclosed prior to the Confirmation Hearing. The terms and manner of selection of the directors of each of the other Reorganized Debtors will be as provided in the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, as the same may be amended. The respective roles of the ENE Examiner and the ENA Examiner will be phased out following confirmation of the Plan, and the Creditors' Committee will be dissolved on the Effective Date of the Plan.

                  In an effort to conserve resources and to insure consistency with respect to strategy and procedure, on the Effective Date, Stephen Forbes Cooper LLC will assume the duties of the Reorganized Debtor Plan Administrator, Litigation Trustee and Special Litigation Trustee. Refer to Section VII.A.1., "Role of the Reorganized Debtor Plan Administrator" for further information regarding the Reorganized Debtor Plan Administrator, Section XI.A., "The Litigation Trust" for further information regarding the Litigation Trust and
Section XI.B., "The Special Litigation Trust" for further information regarding the Special Litigation Trust. Pursuant to the Plan, and the applicable documents (including the Reorganized Debtor Plan Administration Agreement, the Litigation Trust Agreement, and the Special Litigation Trust Agreement), the Reorganized Debtor Plan Administrator will serve under the supervision of the Board of Directors of Reorganized ENE, the Litigation Trustee will report to the Litigation Trust Board, and the Special Litigation Trustee will report to the Special Litigation Trust Board.

                  As set forth in the Plan, the Plan Supplement to be filed prior to the Ballot Date or such other date as the Bankruptcy Court establishes will include, among other documents, forms of the Litigation Trust Agreement, the Special Litigation Trust Agreement, the Prisma Trust Agreement, the CrossCountry Trust Agreement, the PGE Trust Agreement, the Remaining Asset Trust Agreement(s), the Common Equity Trust Agreement, the Preferred Equity Trust Agreement, the Prisma Articles of Association, the Prisma Memorandum of Association, the CrossCountry By-Laws, the CrossCountry Certificate of Incorporation, the PGE By-Laws, the PGE Certificate of Incorporation, the Reorganized Debtor Plan Administration Agreement, the Reorganized Debtors By-laws, the Reorganized Debtors Certificate of Incorporation, the Severance Settlement Fund Trust Agreement, the guidelines for the Disputed Claims reserve established for the benefit of holders of Disputed Claims, and a schedule or description of Litigation Trust Claims and Special Litigation Trust Claims, in each case, consistent with the substance of the economic and governance provisions contained in the Plan in form and substance satisfactory to the Creditors' Committee. Refer to the following sections for a summary of the terms of certain of these agreements: Section VII.B.2., "Operating Trusts", VII.C.2., "The Remaining Asset Trusts", X.E., "Prisma Contribution and Separation Agreement", XI.A., "The Litigation Trust", XI.B., "The Special Litigation Trust", XII.A., "Preferred Equity Trust", and XII.B., "Common Equity Trust". Additionally, section 1129(a)(5) of the Bankruptcy Code requires that, to confirm a chapter 11 plan, the plan proponent disclose the identity and affiliations of the proposed officers and directors of the reorganized debtors; that the appointment or continuance of such officers and directors be consistent with the interests of creditors and equity security holders and with public policy; and that there be disclosure of the identity and compensation of any insiders to be retained or employed by the reorganized debtors. 11 U.S.C.
Section 1129(a)(5). The Debtors intend to file such information five days prior to the Ballot Date.

         3.       PLAN NEGOTIATIONS WITH THE ENA EXAMINER

                  a. APPOINTMENT OF THE ENA EXAMINER. The ENA Examiner was appointed, among other things, to serve as a plan facilitator for ENA and its subsidiaries. The ENA Examiner has attempted to perform this function by engaging in dialogue with the Debtors, representatives of the Creditors' Committee, and certain parties in interest that assert claims against ENA and its subsidiaries. The ENA Examiner has also attempted to perform his role as plan facilitator by filing reports regarding various plan-related issues, such as whether ENA's exclusive right to propose a plan for ENA should be preserved and whether a joint plan involving ENA and the remaining Debtors is appropriate and beneficial from the perspective of ENA's creditors. Refer to Section IV.A.4.a., "ENA Examiner" and Section IV.A.4.b., "ENE Examiner" for further information.

                  b. PRESENTATION TO THE ENA EXAMINER. In connection with the role of the ENA Examiner as plan facilitator, in February 2003, the Debtors and representatives of the Creditors' Committee made a detailed presentation to the ENA Examiner and certain Creditors of ENA and its subsidiaries with respect to the concepts underlying the global compromise embodied in the Plan. Using estimated claims and asset values available at that time, the presentation included a broad spectrum of potential estimated creditor recoveries using approximately fifteen different sets of assumptions, including, but not limited to, substantive consolidation of none of the Debtors, substantive consolidation of all of the Debtors, substantive consolidation of discrete groups of Debtors, avoidance of various intercompany transactions, and/or subordination of various intercompany obligations. The alternative scenarios were provided to demonstrate the wide disparity of results depending upon the ultimate resolution of these contested issues. The presentation expressly noted that the Debtors' defenses against allowance of individual claims would be preserved under the global compromise (including, but not limited to, the right to challenge the validity of guaranty claims) and that recoveries within different Classes might be affected by such defenses. The presentation also explained the history of the due diligence and negotiations between the Debtors and the Creditors' Committee and the need for a consensual resolution of central inter-Debtor issues to conserve the resources of the Debtors' estates and maximize returns to the Creditors. While the presentation relied on a number of scenarios to illustrate the complex and potentially disparate results depending upon the base assumptions, the global compromise represents a synthesis of competing concerns and a means for maximizing the value of the Debtors' assets for their Creditors holding Allowed Claims.

                  c. ENA EXAMINER'S SUPPORT FOR THE PLAN. Following this initial presentation, the ENA Examiner, representatives of the Creditors' Committee, and the Debtors met repeatedly and continued the exchange of information and discussions regarding the terms of the Plan. The results of the parties' diligent and exhaustive efforts in this regard are reflected in the compromises and settlements incorporated into the Plan. After consultation with certain Creditors of ENA and its subsidiaries, and following his review of the terms of the Plan, in July 2003, the ENA Examiner informed the Debtors and the Creditors' Committee that he believed the compromises and settlements incorporated into the Plan were reasonable, and that the economic treatment to Creditors of ENA and its subsidiaries was fair and worthy of being accepted by such Creditors. The letter signed by the ENA Examiner evidencing his support of the Plan can be found under "Related Documents" at http://www.enron.com/corp/por.

                  d. ENA EXAMINER'S REPUDIATION OF SUPPORT. At numerous times following the filing of the initial Plan on July 11, 2003, including participation at hearings before the Bankruptcy Court, the ENA Examiner expressed his ongoing support for the global resolution. Despite no changes to the ENA Examiner-negotiated provisions of the Plan being proposed, in October 2003, the ENA Examiner formally notified the Bankruptcy Court that he was withdrawing his support for the Plan due, in large part, to a failure by the Debtors and the Creditors' Committee to agree to waive and release avoidance actions against certain creditors of

ENA and its subsidiaries that hold Enron Guaranty Claims. The ENA Examiner contended that such a waiver and release of individual causes of action were part of the global inter-estate compromise. The ENA Examiner protested the reservation of such challenges despite the fact that the Disclosure Statement filed on July 11, 2003 expressly stated with respect to the global compromise that the inter-Debtor waivers will not affect "the Debtors' ability to pursue third parties (including non-Debtor affiliates) on any claims, causes of action or challenges available to any of the Debtors in the absence of substantive consolidation." (5)

                  e. ENA EXAMINER'S POSITION IS DETRIMENTAL TO ENA. The ENA Examiner's position is actually detrimental to his purported constituency. His insistence upon the waiver of avoidance actions against the holders of Enron Guaranty Claims ignores the reality that the avoidance of any voidable guarantees against ENE would increase the ENA Creditors' recoveries. This increase would result from the reduction of Claims against ENE, thereby increasing the distributions to be made by ENE, which would, in turn, increase the distributions to be made by ENA because ENA is ENE's single largest Creditor. Refer to Appendix N: "Intercompany Value Flow Analysis". Moreover, the ENA Examiner's position gives no consideration to the fact that his constituency is comprised of (a) Creditors who do not hold Enron Guaranty Claims, (b) Creditors who hold Enron Guaranty Claims arising from non-voidable guarantees, and (c) Creditors who hold Enron Guaranty Claims arising from voidable guarantees. Inexplicably, the ENA Examiner has elected to favor this third group (those holding voidable guarantees) to the detriment of holders of Allowed Claims. Apparently, the ENA Examiner believes the global compromise is not fair because it does not benefit a segment of his constituency holding illegitimate Claims at the expense of another segment of his constituency holding legitimate Claims. The Debtors and the Creditors' Committee are unable to understand how the ENA Examiner can find a settlement unfair when it maximizes distributions to holders of valid and unavoidable claims.

                  f. COMPROMISE REACHED WITH ENA EXAMINER REMAINS UNCHANGED. Notwithstanding the ENA Examiner's repudiation of support for the compromise, the Debtors and the Creditors' Committee have elected to propose the Plan incorporating all economic and governance provisions as previously agreed. These provisions consist of the following:(6)

                  - Recoveries to the Creditors will be equal to 30% of recoveries in a substantive consolidation scenario plus 70% of recoveries in a scenario where there is no consolidation;

                  - Allowed Guaranty Claims will be entitled to participate in the substantive consolidation scenario to the extent of 50% of their Claims; (7)
----------
(5) The same language can be found in the September 18, 2003 Disclosure Statement, as well as in this Disclosure Statement. A recitation of the history, throughout discussions with the ENA Examiner, of this consistent express preservation of individual claim challenges can be found in a joint letter of the Debtors and the Creditors' Committee submitted to the Bankruptcy Court. Refer to http://www.enron.com/corp/por.

(6)        The compromise does not apply to the Portland Debtors.

(7) The Plan provides that this enhancement will be given to holders of Allowed Guaranty Claims if the respective Class of Guaranty Claims votes to accept the Plan.

                  - Reallocation of the value of the following assets attributed to ENE on the Debtors' books and records will be made for the benefit of ENA and its Creditors-

                           - up to approximately $870 million of value attributable to Enron Canada;

                           -        approximately $100 million of value
                                    attributable to CPS; and

                           - up to approximately $40 million of value attributable to Bridgeline. (8)

                  - Distributions to Creditors will be made from a common currency of pooled assets, except that holders of Allowed Claims against ENA and its trading subsidiaries will be entitled to receive Cash in lieu of up to $125 million of Plan Securities.

                  - Litigation Trust Claims (including the causes of action alleged in the MegaClaim Litigation (other than avoidance actions) and Special Litigation Trust Claims (including the causes of actions alleged in the Montgomery County Litigation) will be pooled as if all Debtors owned such claims and the Debtors' estates were substantively consolidated, and Intercompany Claims and Guaranty Claims will not be entitled to interests in the Litigation Trust or Special Litigation Trust.

                  - Upon conclusion of intense negotiations of all of the foregoing, and in response to the demand that a representative of ENA and its subsidiaries be appointed to monitor the Reorganized Debtors' post-confirmation activities and the resolution of Litigation Trust Claims, the Debtors agreed that the ENA Examiner will be consulted with respect to one of the five Persons to be appointed to the Board of Directors of Reorganized ENE, the Litigation Trust Board and the Remaining Asset Trust Boards.

                  In connection with its review of potential avoidance actions, the Debtors and the Creditors' Committee have continued reviewing whether any Claims based on guaranties are susceptible to challenge. Pursuant to laws permitting the Debtors to avoid obligations incurred in exchange for less than reasonably equivalent value, the Debtors intend to challenge Claims against ENE predicated upon guaranties issued, amended or replaced during the one-year period preceding the Initial Petition Date. The Debtors estimate that Claims meeting the above criteria represent less than one-third in amount of all Claims based upon guaranties executed by ENE.

                  Pursuant to the Plan, the Debtors will offer an opportunity to compromise and settle such avoidance action litigation at varying percentages based upon the proximity of the execution of the guaranty to the Initial Petition Date.

----------
(8) As part of the global compromise, the value attributable to RMTC will remain with ENE.

         4.       OVERALL FAIRNESS OF THE SETTLEMENT

                  The Debtors and the Creditors' Committee firmly believe that the global compromise embodied in the Plan is fair to each of the Debtors and their respective Creditors and falls within the range of reasonableness required for approval by the Bankruptcy Court. The ENA Examiner has also agreed that the settlements within the global compromise are each within the range of reasonableness as to the Creditors of ENA and its subsidiaries and that the Plan is worthy of being accepted by such Creditors.

                  Although the Debtors and the Creditors' Committee believe the global compromise can be approved solely on the basis that the settlements contained therein fall within the range of reasonable outcomes, the Debtors and the Creditors' Committee believe that the benefits obtained from avoiding estate-wide litigation by Creditors with conflicting interests cannot be overemphasized. Indeed, if a compromise had not been reached, the Debtors and the Creditors' Committee believe that the cost, delay, and uncertainty attendant to litigating the complex inter-estate issues resolved by the Plan would have resulted in substantially lower recoveries for most, if not all, Creditors.

                  With respect to the common Plan Currency concept for all Creditors, the Debtors and the Creditors' Committee believe this feature of the global compromise promotes efficiency without being unfair or inequitable. Concerns have previously been raised by certain Creditors of ENA that the filing of a joint plan involving ENA and the other Debtors would be unfair because ENA has been in liquidation since shortly after the Initial Petition Date and should not be unnecessarily entangled with the estates of the other Debtors, including ENE. After careful consideration of these concerns, the Debtors and the Creditors' Committee have concluded that ENA Creditors would not be materially disadvantaged by the common Plan Currency feature. This is because, irrespective of any global compromise, there is inescapable entanglement between the estates of ENA and ENE because ENA is the single largest creditor of ENE and its intercompany claim against ENE is ENA's single largest asset. Thus, distributions to ENA Creditors necessarily depend in large part on what ENA recovers on its Intercompany Claim against ENE. Similarly, ENE's intercompany claims against EPMI and numerous other Debtors would result in assets of such other Debtors being transferred to ENE for further distribution to ENE's Creditors, including ENA. Thus, while it is an integral feature of the global compromise, the common Plan Currency feature of the Plan is also justifiable for many of the Debtors because of the way in which value is transferred through intercompany claims. In any event, based on the Debtors' current estimates of asset values and Allowed Claims, Plan Currency is expected to be approximately two-thirds in the form of Creditor Cash and approximately one-third in the form of Plan Securities.

                  The allocation of Litigation Trust Interests and Special Litigation Trust Interests on a pro rata basis to holders of Allowed General Unsecured Claims of the Debtors (excluding holders of Allowed General Unsecured Claims against the Portland Debtors) is a feature of the global compromise that provides significant benefits to Creditors that may not otherwise have shared in the potential proceeds from such litigation.

         5.       PROPERTY TO BE DISTRIBUTED UNDER THE PLAN

                  The Plan is premised upon the distribution of all of the value of the Debtors' assets (through Creditor Cash, Plan Securities and Interests in the Litigation Trust and the Special Litigation Trust) in accordance with the priority scheme contained in the Bankruptcy Code. Refer to Section XIII., "Securities Laws Matters" and the Plan attached as Exhibit 1: "Chapter 11 Plan". It is anticipated that Creditor Cash will constitute approximately two-thirds of the Plan Currency. Excluding the potential value of interests in the Litigation Trust and Special Litigation Trust, the Debtors estimate that the value of total recoveries will be approximately $12 billion.

                  In an effort to maximize the value to Creditors, since the Initial Petition Date, the Debtors have conducted extensive due diligence and sales efforts for substantially all of the Enron Companies' core domestic and international assets, including, but not limited to, exploring the sale of the Enron Companies' interests in PGE, Transwestern, Citrus, Northern Plans, Elektro, Cuiaba, BBPL, Transredes, Sithe, EcoElectrica, Mariner, CPS and Trakya. Following an extensive marketing and auction process, the Enron Companies' received bids or other indications of interest on most of the businesses named above. These bids and other indications of interest have been considered and evaluated by the Enron Companies, taking into consideration the potential long term value and benefits of retaining certain groupings of assets and developing such assets for future value versus the potential for selling such interests in the near term based on the bids and indications of interest received. In those instances where an immediate sale maximized the value of the interest, the assets were sold or are the subject of pending sales. As examples, these include Sithe, EcoElectrica and CPS. In those instances where the long term prospects are anticipated to ultimately derive greater value, the assets were retained and will be included either (a) in one of the Operating Entities with the stock to be distributed to Creditors pursuant to the Plan or (b) sold at a later date. The Debtors continue to explore all opportunities to maximize value to Creditors, including continuing to consider a sale of one or more of the Operating Entities.

                  As discussed in greater detail below, when and to the extent that an interest in any of these businesses or related businesses is sold, then the resulting net sale proceeds held by a Debtor will be distributed to Creditors in the form of Creditor Cash. To the extent that PGE, CrossCountry and Prisma have not been sold as of the Initial Distribution Date, then the value in these Operating Entities will be distributed to Creditors in the form of Plan Securities.

                  a. CREDITOR CASH. In addition to Cash available to pay Secured Claims, Administrative Expense Claims, Priority Claims, and Convenience Class Claims as provided for in the Plan, Cash distributions will be made from available Creditor Cash to holders of Allowed General Unsecured Claims, Allowed Intercompany Claims, and Allowed Guaranty Claims. The Debtors may elect to seek Bankruptcy Court approval to make interim distributions of Creditor Cash after the Confirmation Date, but prior to the Effective Date. If such approval is sought and obtained, then it is anticipated that Creditor Cash would be distributed in 2004. There can be no assurance that the Bankruptcy Court will approve distributions prior to the Effective Date. Notwithstanding the foregoing, upon the joint determination of the Debtors and the Creditors' Committee, the Remaining Assets will be transferred to the Remaining Asset Trusts, and the appropriate holders of Allowed Claims will be allocated Remaining Asset Trust Interests. As the Remaining Assets are liquidated, Creditor Cash will be distributed to the holders of the Remaining Asset Trust Interests. The Remaining Asset Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution; provided, however, that a recipient may hold such Remaining Asset Trust Interests through a single, wholly owned entity.

                  b.       PGE COMMON STOCK

                           (i)      PGE IS A WHOLLY OWNED NON-DEBTOR SUBSIDIARY
OF ENE. PGE, a reporting company under the Exchange Act, is a single integrated electric utility engaged in the generation, purchase, transmission, distribution, and retail sale of electricity in the State of Oregon. PGE also sells wholesale electric energy to utilities, brokers, and power marketers located throughout the western United States.

                           (ii)     UNLESS PGE HAS BEEN SOLD OR IS THE SUBJECT
OF A PURCHASE AGREEMENT, WHEN THERE ARE SUFFICIENT ALLOWED GENERAL UNSECURED CLAIMS TO PERMIT DISTRIBUTION OF 30% OF THE PGE COMMON STOCK TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS, ENE WILL CAUSE PGE TO DISTRIBUTE ITS COMMON STOCK TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS, ALLOWED GUARANTY CLAIMS, AND ALLOWED INTERCOMPANY CLAIMS.(9) UPON ISSUANCE, THE PGE COMMON STOCK WILL BE FREELY TRANSFERABLE BY ITS RECIPIENTS THAT ARE NOT "UNDERWRITERS" UNDER SECTION 1145 OF THE BANKRUPTCY CODE. PGE may list the PGE Common Stock on a national exchange or NASDAQ, but there can be no assurances that it will do so. In the event that PGE is sold prior to distribution of the PGE Common Stock, the net proceeds will be distributed to Creditors as Creditor Cash in lieu of PGE Common Stock.

                           (iii)    UPON THE JOINT DETERMINATION OF THE DEBTORS
AND THE CREDITORS' COMMITTEE, BEFORE THE PGE COMMON STOCK IS RELEASED TO THE HOLDERS OF ALLOWED CLAIMS, THE PGE COMMON STOCK MAY FIRST BE ISSUED TO THE PGE TRUST WITH THE PGE TRUST INTERESTS BEING ALLOCATED TO THE APPROPRIATE HOLDERS OF ALLOWED CLAIMS AND THE RESERVE FOR DISPUTED CLAIMS. The PGE Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution. Unless PGE has been sold or is the subject of a purchase agreement, when there are sufficient Allowed General Unsecured Claims to permit distribution of 30% of the PGE Common Stock to holders of Allowed Claims, the stock will be released from the PGE Trust to holders of Allowed Claims, with the remainder to be held in reserve for Disputed Claims. The issuance of the PGE Common Stock to the PGE Trust is an option available to the Debtors and the Creditors' Committee, which option, in their sole discretion, may or may not be utilized.

                           (iv)     FOR A MORE DETAILED DESCRIPTION OF THE
RESTRICTIONS ON THE TRANSFER OF PGE COMMON STOCK, REFER TO XIII., "SECURITIES LAWS MATTERS" AND SECTION

-----------------------
(9) As discussed herein, the PGE Common Stock, the CrossCountry Common Stock, and the Prisma Common Stock are each to be distributed when there are sufficient Allowed General Unsecured Claims, in the aggregate, to permit distribution of 30% of such stock (assuming all consents have been obtained and the stock has not been, in the aggregate, otherwise sold). To determine the date upon which the stock will be distributed, the Reorganized Debtor Plan Administrator must determine that the amount of the Allowed General Unsecured Claims against all Debtors constitute 30% or more of the total potential Claims (essentially, the sum of the Allowed Claims, the liquidated non-contingent filed and scheduled Claims, and the estimated unliquidated and contingent Claims). At such time as this calculation exceeds 30% in the aggregate for all Debtors (assuming all consents have been obtained and the stock has not been otherwise sold), the stock may be distributed.

XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED". For further information regarding PGE, refer to Section VIII., "Portland General Electric Company".

                  c.       CROSSCOUNTRY COMMON STOCK

                           (i)      CROSSCOUNTRY IS A NEWLY FORMED NON-DEBTOR
SUBSIDIARY OF ENE, ETS, EOS, AND EOC PREFERRED. As a newly formed holding company, CrossCountry will hold the Debtors' Pipeline Businesses, which provide natural gas transportation services through an extensive North American pipeline infrastructure. CrossCountry's principal assets will consist of (i) a 100% ownership interest in Transwestern, (ii) a 50% ownership interest in Citrus, and
(iii) a 100% interest in Northern Plains.

                           (ii)     UNLESS CROSSCOUNTRY HAS BEEN SOLD OR IS THE
SUBJECT TO A PURCHASE AGREEMENT, WHEN THERE ARE SUFFICIENT ALLOWED GENERAL UNSECURED CLAIMS TO PERMIT DISTRIBUTION OF 30% OF THE CROSSCOUNTRY COMMON STOCK TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS, ENE WILL CAUSE CROSSCOUNTRY TO DISTRIBUTE ITS COMMON STOCK TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS, ALLOWED GUARANTY CLAIMS, AND ALLOWED INTERCOMPANY CLAIMS. Upon issuance, the CrossCountry Common Stock will be freely transferable by its recipients that are not "underwriters" under section 1145 of the Bankruptcy Code. CrossCountry has agreed to use its best efforts to list the CrossCountry Common Stock on a national exchange or NASDAQ, but there can be no assurances that it will do so. In the event that CrossCountry is sold prior to distribution of the CrossCountry Common Stock, the net proceeds will be distributed to Creditors as Creditor Cash in lieu of CrossCountry Common Stock.

                           (iii)    NOTWITHSTANDING THE FOREGOING, UPON THE
JOINT DETERMINATION OF THE DEBTORS AND THE CREDITORS' COMMITTEE, BEFORE THE CROSSCOUNTRY COMMON STOCK IS RELEASED TO THE HOLDERS OF ALLOWED CLAIMS, THE CROSSCOUNTRY COMMON STOCK MAY FIRST BE ISSUED TO THE CROSSCOUNTRY TRUST WITH THE CROSSCOUNTRY TRUST INTERESTS BEING ALLOCATED TO THE APPROPRIATE HOLDERS OF ALLOWED CLAIMS AND THE RESERVE FOR DISPUTED CLAIMS. The CrossCountry Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution. Unless CrossCountry has been sold or is the subject of a purchase agreement, when there are sufficient Allowed General Unsecured Claims to permit distribution of 30% of the CrossCountry Common Stock to holders of Allowed Claims, the stock will be released from the CrossCountry Trust to holders of Allowed Claims, with the remainder to be held in reserve for Disputed Claims. The issuance of the CrossCountry Common Stock to the CrossCountry Trust is an option available to the Debtors and the Creditors' Committee, which option, in their sole discretion, may or may not be utilized.

                           (iv)     FOR A MORE DETAILED DESCRIPTION OF THE
RESTRICTIONS ON THE TRANSFER OF THE CROSSCOUNTRY COMMON STOCK, REFER TO SECTION XIII., "SECURITIES LAWS MATTERS" AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED". For more information regarding CrossCountry, refer to
Section IX., "CrossCountry Energy Corp."

                  d.       PRISMA COMMON STOCK

                           (i)      PRISMA IS A CAYMAN ISLANDS ENTITY FORMED
INITIALLY AS A HOLDING COMPANY PENDING THE TRANSFER OF CERTAIN INTERNATIONAL ENERGY INFRASTRUCTURE BUSINESSES THAT ARE INDIRECTLY OWNED BY ENE AND CERTAIN OF ITS AFFILIATES. If all businesses that currently are designated to be transferred to Prisma are successfully transferred, Prisma will engage in the generation and distribution of electricity, the transmission and distribution of natural gas and LPG, and the processing of NGLs, and will have assets in 14 countries.

                           (ii)     UNLESS PRISMA HAS BEEN SOLD OR IS THE
SUBJECT OF A PURCHASE AGREEMENT, WHEN THERE ARE SUFFICIENT ALLOWED GENERAL UNSECURED CLAIMS TO PERMIT DISTRIBUTION OF 30% OF THE PRISMA COMMON STOCK TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS, ENE WILL CAUSE PRISMA TO DISTRIBUTE ITS COMMON STOCK TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS, ALLOWED GUARANTY CLAIMS, AND ALLOWED INTERCOMPANY CLAIMS. Upon issuance, the Prisma Common Stock will be freely transferable by its recipients that are not "underwriters" under section 1145 of the Bankruptcy Code. Prisma may list the Prisma Common Stock on a national exchange or NASDAQ, but there can be no assurances that it will do so. In the event that Prisma is sold prior to distribution of the Prisma Common Stock, the net proceeds will be distributed to Creditors as Creditor Cash in lieu of Prisma Common Stock.

                           (iii)    UPON THE JOINT DETERMINATION OF THE DEBTORS
AND THE CREDITORS' COMMITTEE, BEFORE THE PRISMA COMMON STOCK IS RELEASED TO THE HOLDERS OF ALLOWED CLAIMS, THE PRISMA COMMON STOCK MAY FIRST BE ISSUED TO THE PRISMA TRUST WITH THE PRISMA TRUST INTERESTS BEING ALLOCATED TO THE APPROPRIATE HOLDERS OF ALLOWED CLAIMS AND THE RESERVE FOR DISPUTED CLAIMS. The Prisma Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution. Unless Prisma has been sold or is the subject of a purchase agreement, when there are sufficient Allowed General Unsecured Claims, Allowed Guaranty Claims, and Allowed Intercompany Claims to permit distribution of 30% of the Prisma Common Stock to holders of Allowed Claims, the stock will be released from the Prisma Trust to holders of Allowed Claims, with the remainder to be held in reserve for Disputed Claims. The issuance of the Prisma Common Stock to the Prisma Trust is an option available to the Debtors and the Creditors' Committee, which option, in their sole discretion, may or may not be utilized.

                           (iv)     FOR A MORE DETAILED DESCRIPTION OF THE
RESTRICTIONS ON THE TRANSFER OF THE PRISMA COMMON STOCK, REFER TO SECTION XIII., "SECURITIES LAWS MATTERS" AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED". For more information regarding Prisma, refer to Section X., "Prisma Energy International Inc."

                  e. INTERESTS IN LITIGATION TRUST AND SPECIAL LITIGATION TRUST. Except for claims arising from certain specified commercial disputes (such as claims against counterparties arising from commodities trading contracts) that are readily attributable to one or more specific Debtors and any avoidance actions, the Plan provides for holders of Allowed General Unsecured Claims (except the holders of Allowed General Unsecured Claims against the Portland Debtors) to share the proceeds, if any, from numerous potential causes of action. These causes of action shall be deemed transferred to such Creditors on account of their Allowed Claims, and such Creditors will then be deemed to have contributed such causes of actions to either the Litigation Trust or the Special Litigation Trust in exchange for beneficial interests in such trusts. Pursuant to the Plan, upon the Effective Date, the Debtors will distribute Litigation Trust Interests and the

Special Litigation Trust Interests to holders of Allowed General Unsecured Claims in Classes 3 through 180. At this time, the Debtors are unable to prepare a valuation of the causes of action to be transferred to and prosecuted by the Litigation Trust and the Special Litigation Trust. Under the circumstances, any such valuation would be highly speculative and unreliable. Nonetheless, as set forth in Section XI.A.5., "Valuation of Assets" and Section XI.B.5., "Valuation of Assets" following the Effective Date, the Litigation Trust Board and the Special Litigation Trust Board are required to undertake a valuation of their respective assets. Refer to Section XI., "The Litigation Trust and Special Litigation Trust" for additional information regarding these trusts, valuations and reporting for federal income tax purposes. The Plan contemplates that income or gain, if any, generated from the prosecution or settlement of causes of action by the Litigation Trust and Special Litigation Trust will not be taxable at the trust level, but will flow through to the holders of Litigation Trust Interests and the Special Litigation Trust Interests. In addition, the Plan contemplates that Litigation Trust Interests and Special Litigation Trust Interests will be freely transferable by its recipients that are not "underwriters" under section 1145 of the Bankruptcy Code. For a more detailed description of the restrictions on the transfer of the Litigation Trust Interests and Special Litigation Trust Interests, refer to Section XIII., "Securities Laws Matters" and Section XIV., "Risk Factors and Other Factors to be Considered". However, it is anticipated that the Litigation Trust Interests and Special Litigation Trust Interests will not be listed on a national securities exchange or a NASDAQ market and a market for such interests may not develop. Refer to Section XIV.E.6., "Lack of Trading Market" for further information. No assurance can be given that any income or gain will be generated by the Litigation Trust or the Special Litigation Trust, or that any of the intended tax or transferability features of the Litigation Trust and Special Litigation Trust will ultimately be achieved.

                  f. CONVENIENCE CLASS CLAIMS. Creditors holding Allowed General Unsecured Claims may elect to have such Claims treated as an Allowed Convenience Claims by checking the appropriate box on their Ballot. Allowed Convenience Claims shall receive Cash in an amount equal to the applicable Convenience Claim Distribution Percentage of such Allowed Convenience Claim. Refer to Section VI.F.4., "Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience Claim" and Appendix P: "Components of Distributions Under the Plan" for further information regarding the treatment of Allowed Convenience Claims.

                  g. PREFERRED AND COMMON EQUITY TRUSTS. Upon the Effective Date, Holders of Allowed Enron Preferred Equity Interests and Allowed Enron Common Equity Interests will receive in exchange for such interests Preferred Equity Trust Interests and Common Equity Trust Interests, respectively. The Preferred Equity Trust and Common Equity Trust will hold the Exchanged Enron Preferred Stock and Exchanged Enron Common Stock, respectively. Holders of the Preferred Equity Trust Interests and Common Equity Trust Interests will have the contingent right to receive cash distributions in the very unlikely event that the value of the Debtors' assets exceeds the Allowed Claims, but in no event will the Exchanged Enron Preferred Stock and Exchanged Enron Common Stock be distributed to such holders. The Preferred Equity Trust Interests and Common Equity Trust Interests will be uncertificated and non-transferable, except through the laws of descent or distribution.

         6.       EFFECTIVENESS OF THE PLAN

                  The Plan will become effective upon the satisfaction of the following conditions: (i) the entry of the Confirmation Order and the lapse of 10 days without a stay thereof, (ii) all actions and documents necessary to implement the Plan have been effected or executed, (iii) the requisite consents to the transfer of the Prisma Assets and the issuance of the Prisma Common Stock have been obtained, (iv) the requisite consents to the issuance of the CrossCountry Common Stock have been obtained, and (v) the requisite consents for the issuance of the PGE Common Stock have been obtained.

                  To the extent practicable or legally permissible, each of the conditions precedent in Section 37.1 of the Plan, may be waived, in whole or in part, by the Debtors with the consent of the Creditors' Committee. Any such waiver of a condition precedent may be effected at any time by filing a notice thereof with the Bankruptcy Court.

         7.       ALTERNATIVE STRUCTURES

                  Notwithstanding anything contained in the Plan to the contrary, the Debtors, if jointly determined after consultation with the Creditors' Committee, may, after obtaining the requisite approvals, including, without limitation, in the event the substance of the economic and governance provisions contained in the Plan are materially adversely affected, the approval of the ENA Examiner as Plan facilitator, (a) form one (1) or more holding companies to hold the common stock of the Entities to be created under the Plan and issue the common equity interest therein in lieu of the common stock to be issued under the Plan and (b) form one (1) or more limited liability companies in lieu of the Entities to be created hereunder and issue the membership interests therein in lieu of the common stock to be issued under the Plan.

C.       DISTRIBUTIONS, CLASSIFICATION AND TREATMENT UNDER THE PLAN

         1.       PRIORITY OF DISTRIBUTIONS

                  The graph below illustrates the descending order of priority of the distributions to be made under the Plan. In accordance with the Bankruptcy Code, distributions are made based on this order of priority such that, absent consent, holders of Allowed Claims or Equity Interests in a given Class must be paid in full before a distribution is made to a more junior Class. It should be noted that the Enron Companies continue to believe that existing ENE common stock and preferred stock has no value. However, the Plan provides ENE stockholders with a contingent right to receive a recovery in the very unlikely event that the total amount of ENE's assets exceeds the total amount of Allowed Claims against ENE. No distributions will be made to holders of equity interests unless and until all unsecured claims are fully satisfied. The following graph is provided for illustrative purposes only.

Secured Claims
    Priority Claims
        Unsecured and Convenience Claims
            Section 510 Senior Note Claims and Enron Subordinated Debenture Claims
                Penalty Claims and other Subordinated Claims
                    Section 510 Enron Preferred Equity Interest Claims
                        Enron Preferred Equity Interests
                            Section 510 Enron Common Equity Interests and Enron Common Equity Interests

                  In addition to the distributions on prepetition Claims described above, the Plan provides for payment of Allowed Administrative Expense Claims in full. The Plan further provides that Administrative Expense Claims may be fixed either before or after the Effective Date.

         2.       SUMMARY OF CLASSIFICATION AND TREATMENT

                  The table below summarizes the classification, treatment of, and estimated recoveries on Allowed Claims and Equity Interests under the Plan. Further, the table identifies those Classes entitled to vote on the Plan based on the rules set forth in the Bankruptcy Code. The summary information reflected in the table is qualified in its entirety by reference to the full text of the Plan. Refer to Section VI., "Summary of Debtors' Chapter 11 Plan", Section XIX., "Confirmation Of The Plan", Exhibit 1: "Chapter 11 Plan", and Appendix C:
"Estimated Assets, Claims and Distributions" for additional information regarding the Plan and distributions thereunder. The estimates set forth below are very preliminary and are generally based upon information available to the Debtors as of September 30, 2003, but, in certain circumstances, have been updated to reflect subsequent material events. As the preliminary value of assets and amount of claims used to calculate the estimated recoveries may be significantly different than those ultimately realized, the actual distributions under the Plan may be substantially higher or lower than the estimated recoveries set forth below.(10) Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for additional information.


                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
N/A           Administrative        Payment in full, in Cash, or in accordance      100%              Unimpaired;
              Expense Claims        with the terms and conditions of                                  Not entitled
                                    transactions or agreements relating to                            to vote
                                    obligations incurred in the ordinary
                                    course of business during the pendency of
                                    the Chapter 11 Cases or assumed by the
                                    Debtors in Possession.

N/A           Priority Tax Claims   At the option of the Debtors either (a)         100%              Unimpaired;
                                    paid in full, in Cash, (b) paid over a                            Not entitled
                                    six-year period from the date of                                  to vote
                                    assessment as provided in section
                                    1129(a)(9)(C) of the Bankruptcy Code with
                                    interest at a

--------------------
(10) The estimated recoveries set forth below represent the estimated recovery of each Class under the Plan. Consequently, to the extent that a Creditor is entitled to satisfy all or a portion of such Creditor's Claim through setoff, offset or recoupment, such Creditor's recovery may be higher than reflected herein. In addition, for all Debtors other than the Portland Debtors, the estimated recoveries were based on application of the global compromise.

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                        ESTIMATED
CLASS              INTEREST                          TREATMENT                     RECOVERY                STATUS
-----              --------                          ---------                     ---------               ------
                                      rate to be determined by the Bankruptcy
                                      Court, or (c) upon such terms as mutually
                                      agreed by the holder of an Allowed Priority
                                      Tax Claim and the Debtors.

1             Priority Non-Tax        Payment in full, in Cash.                       100%              Unimpaired;
              Claims                                                                                    Not entitled
                                                                                                        to vote
2             Secured Claims          At the option of the Debtors either (a)         100%              Unimpaired;
                                      the payment of such holder's Allowed                              Not entitled
                                      Secured Claim in full, in Cash; (b) the                           to vote
                                      sale or disposition proceeds of the
                                      property securing any Allowed Secured
                                      Claim to the extent of the value of their
                                      respective interests in such property; (c)
                                      the surrender to the holder or holders of
                                      any Allowed Secured Claim of the property
                                      securing such Claim; or (d) such other
                                      distributions as shall be necessary to
                                      satisfy the requirements of chapter 11 of
                                      the Bankruptcy Code.

3             General Unsecured       Distributions of (a) Pro Rata Share of the     30.8%              Impaired;
              Claims Against EMCC     Distributive Assets attributable to EMCC                          Entitled to
                                      and (b) Pro Rata Share of (i) twelve                              vote
                                      million (12,000,000) Litigation Trust
                                      Interests and (ii) twelve million
                                      (12,000,000) Special Litigation Trust
                                      Interests.

4             General Unsecured       Distributions of (a) Pro Rata Share of the     17.2%              Impaired;
              Claims Against ENE(11)  Distributive Assets attributable to ENE                           Entitled to
                                      and (b) Pro Rata Share of (i) twelve                              vote
                                      million

----------------------
(11) On October 2, 2003, the Baupost Group L.L.C. and Racepoint Partners, L.P. filed a motion pursuant to Bankruptcy Rule 3013 seeking determination of the proper classification of certain Claims against ENE. Specifically, Baupost and Racepoint argue that General Unsecured Claims against ENE, currently classified in Class 4 under the Plan, should be separated into two classes of
Claims: (i) General Unsecured Claims against ENE

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

5             General Unsecured     Distributions of (a) Pro Rata Share of the     19.8%              Impaired;
              Claims Against ENA    Distributive Assets attributable to ENA                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

6             General Unsecured     Distributions of (a) Pro Rata Share of the     22.6%              Impaired;
              Claims Against EPMI   Distributive Assets attributable to EPMI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

7             General Unsecured     Distributions of (a) Pro Rata Share of the     75.6%              Impaired;
              Claims Against PBOG   Distributive Assets attributable to PBOG                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

8             General Unsecured     Distributions of (a) Pro Rata Share of the     13.3%              Impaired;
              Claims Against SSLC   Distributive Assets attributable to SSLC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation

---------------------
that constitute "Senior Indebtedness" under the Enron Subordinated Debentures and (ii) General Unsecured Claims against ENE that are not classified as "Senior Indebtedness" under the Enron Subordinated Debentures. The Debtors have objected to this motion. A hearing is scheduled for November 13, 2003.

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Trust Interests.

9             General Unsecured     Distributions of (a) Pro Rata Share of the     12.1%              Impaired;
              Claims Against EBS    Distributive Assets attributable to EBS                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

10            General Unsecured     Distributions of (a) Pro Rata Share of the     16.1%              Impaired;
              Claims Against EESO   Distributive Assets attributable to EESO                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

11            General unsecured     Distributions of (a) Pro Rata Share of the     24.0%              Impaired;
              Claims Against EEMC   Distributive Assets attributable to EEMC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

12            General Unsecured     Distributions of (a) Pro Rata Share of the     19.6%              Impaired;
              Claims Against EESI   Distributive Assets attributable to EESI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

13            General Unsecured     Distributions of (a) Pro Rata Share of the     22.6%              Impaired;
              Claims Against EES    Distributive Assets attributable to EES                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Trust Interests.

14            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against ETS    Distributive Assets attributable to ETS                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

15            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against BAM    Distributive Assets attributable to BAM                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

16            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against ENA    Distributive Assets attributable to ENA                           Entitled to
              Asset Holdings        Asset Holdings and (b) Pro Rata Share of                          vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

17            General Unsecured     Distributions of (a) Pro Rata Share of the     11.2%              Impaired;
              Claims Against EGLI   Distributive Assets attributable to EGLI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

18            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EGM    Distributive Assets attributable to EGM                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Trust Interests.

19            General Unsecured     Distributions of (a) Pro Rata Share of the     14.9%              Impaired;
              Claims Against ENW    Distributive Assets attributable to ENW                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

20            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EIM    Distributive Assets attributable to EIM                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

21            General Unsecured     Distributions of (a) Pro Rata Share of the     15.0%              Impaired;
              Claims Against OEC    Distributive Assets attributable to OEC                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

22            General Unsecured     Distributions of (a) Pro Rata Share of the     17.1%              Impaired;
              Claims Against EECC   Distributive Assets attributable to EECC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

23            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EEOSC  Distributive Assets attributable to EEOSC                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Trust Interests.

24            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to Garden                        Entitled to
              Garden State          State and (b) Pro Rata Share of (i) twelve                        vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

25            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against Palm   Distributive Assets attributable to Palm                          Entitled to
              Beach                 Beach and (b) Pro Rata Share of (i) twelve                        vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

26            General Unsecured     Distributions of (a) Pro Rata Share of the     15.8%              Impaired;
              Claims Against TSI    Distributive Assets attributable to TSI                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

27            General Unsecured     Distributions of (a) Pro Rata Share of the     17.7%              Impaired;
              Claims Against EEIS   Distributive Assets attributable to EEIS                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

28            General Unsecured     Distributions of (a) Pro Rata Share of the     47.1%              Impaired;
              Claims Against        Distributive Assets attributable to EESOMI                        Entitled to
              EESOMI                and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Trust Interests.

29            General Unsecured     Distributions of (a) Pro Rata Share of the     11.8%              Impaired;
              Claims Against EFSI   Distributive Assets attributable to EFSI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

30            General Unsecured     Distributions of (a) Pro Rata Share of the     21.3%              Impaired;
              Claims Against EFM    Distributive Assets attributable to EFM                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

31            General Unsecured     Distributions of (a) Pro Rata Share of the      8.9%              Impaired;
              Claims Against EBS    Distributive Assets attributable to EBS LP                        Entitled to
              LP                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

32            General Unsecured     Distributions of (a) Pro Rata Share of the     12.5%              Impaired;
              Claims Against EESNA  Distributive Assets attributable to EESNA                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

33            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against LNG    Distributive Assets attributable to LNG                           Entitled to
              Marketing             Marketing and (b) Pro Rata Share of (i)                           vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Litigation Trust Interests.

34            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Calypso               Calypso and (b) Pro Rata Share of (i)                             vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

35            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against        Distributive Assets attributable to Global                        Entitled to
              Global LNG            LNG and (b) Pro Rata Share of (i) twelve                          vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

36            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EIFM   Distributive Assets attributable to EIFM                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

37            General Unsecured     Distributions of (a) Pro Rata Share of the     23.6%              Impaired;
              Claims Against ENGMC  Distributive Assets attributable to ENGMC                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

38            General Unsecured     Distributions of (a) Pro Rata Share of the      5.8%              Impaired;
              Claims Against ENA    Distributive Assets attributable to ENA                           Entitled to
              Upstream              Upstream and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Litigation Trust Interests.

39            General Unsecured     Distributions of (a) Pro Rata Share of the     10.1%              Impaired;
              Claims Against ELFI   Distributive Assets attributable to ELFI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

40            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against LNG    Distributive Assets attributable to LNG                           Entitled to
              Shipping              Shipping and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

41            General Unsecured     Distributions of (a) Pro Rata Share of the      7.6%              Impaired;
              Claims Against EPSC   Distributive Assets attributable to EPSC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

42            General Unsecured     Distributions of (a) Pro Rata Share of the     25.6%              Impaired;
              Claims Against        Distributive Assets attributable to ECTRIC                        Entitled to
              ECTRIC                and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

43            General Unsecured     Distributions of (a) Pro Rata Share of the     19.2%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Communications        Communications Leasing and (b) Pro Rata                           vote
              Leasing               Share of (i) twelve million (12,000,000)
                                    Litigation Trust Interests and (ii) twelve
                                    million (12,000,000) Special

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Litigation Trust Interests.

44            General Unsecured     Distributions of (a) Pro Rata Share of the     40.9%              Impaired;
              Claims Against Wind   Distributive Assets attributable to Wind                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

45            General Unsecured     Distributions of (a) Pro Rata Share of the     45.5%              Impaired;
              Claims Against Wind   Distributive Assets attributable to Wind                          Entitled to
              Systems               Systems and (b) Pro Rata Share of (i)                             vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

46            General Unsecured     Distributions of (a) Pro Rata Share of the     62.1%              Impaired;
              Claims Against EWESC  Distributive Assets attributable to EWESC                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

47            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against Wind   Distributive Assets attributable to Wind                          Entitled to
              Maintenance           Maintenance and (b) Pro Rata Share of (i)                         vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

48            General Unsecured     Distributions of (a) Pro Rata Share of the     34.8%              Impaired;
              Claims Against Wind   Distributive Assets attributable to Wind                          Entitled to
              Constructors          Constructors and (b) Pro Rata Share of (i)                        vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Litigation Trust Interests.

49            General Unsecured     Distributions of (a) Pro Rata Share of the     45.5%              Impaired;
              Claims Against EREC   Distributive Assets attributable to EREC I                        Entitled to
              I                     and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

50            General Unsecured     Distributions of (a) Pro Rata Share of the     34.8%              Impaired;
              Claims Against EREC   Distributive Assets attributable to EREC                          Entitled to
              II                    II and (b) Pro Rata Share of (i) twelve                           vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

51            General Unsecured     Distributions of (a) Pro Rata Share of the     62.1%              Impaired;
              Claims Against EREC   Distributive Assets attributable to EREC                          Entitled to
              III                   III and (b) Pro Rata Share of (i) twelve                          vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

52            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EREC   Distributive Assets attributable to EREC                          Entitled to
              IV                    IV and (b) Pro Rata Share of (i) twelve                           vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

53            General Unsecured     Distributions of (a) Pro Rata Share of the     40.9%              Impaired;
              Claims Against EREC   Distributive Assets attributable to EREC V                        Entitled to
              V                     and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Trust Interests.

54            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Intratex              Intratex and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

55            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EPPI   Distributive Assets attributable to EPPI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

56            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Methanol              Methanol and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

57            General Unsecured     Distributions of (a) Pro Rata Share of the     14.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Ventures              Ventures and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

58            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to Enron                         Entitled to
              Enron Mauritius       Mauritius and (b) Pro Rata Share of (i)                           vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Litigation Trust Interests.

59            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to India                         Entitled to
              India Holdings        Holdings and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

60            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against OPP    Distributive Assets attributable to OPP                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

61            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against NETCO  Distributive Assets attributable to NETCO                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

62            General Unsecured     Distributions of (a) Pro Rata Share of the     40.8%              Impaired;
              Claims Against EESSH  Distributive Assets attributable to EESSH                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
63            General Unsecured     Distributions of (a) Pro Rata Share of the     75.3%              Impaired;
              Claims Against Wind   Distributive Assets attributable to Wind                          Entitled to
              Development           Development and (b) Pro Rata Share of (i)                         vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

64            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against ZWHC   Distributive Assets attributable to ZWHC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

65            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against Zond   Distributive Assets attributable to Zond                          Entitled to
              Pacific               Pacific and (b) Pro Rata Share of (i)                             vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

66            General Unsecured     Distributions of (a) Pro Rata Share of the     22.8%              Impaired;
              Claims Against ERAC   Distributive Assets attributable to ERAC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

67            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against NEPCO  Distributive Assets attributable to NEPCO                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
68            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EPICC  Distributive Assets attributable to EPICC                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

69            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to NEPCO                         Entitled to
              NEPCO Power           Power Procurement and (b) Pro Rata Share                          vote
              Procurement           of (i) twelve million (12,000,000)
                                    Litigation Trust Interests and (ii) twelve
                                    million (12,000,000) Special Litigation
                                    Trust Interests.

70            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to NEPCO                         Entitled to
              NEPCO Services        Services International and (b) Pro Rata                           vote
              International         Share of (i) twelve million (12,000,000)
                                    Litigation Trust Interests and (ii) twelve
                                    million (12,000,000) Special Litigation
                                    Trust Interests.

71            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against San    Distributive Assets attributable to San                           Entitled to
              Juan Gas              Juan Gas and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

72            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against EBF    Distributive Assets attributable to EBF                           Entitled to
              LLC                   LLC and (b) Pro Rata Share of (i) twelve                          vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    (12,000,000) Special Litigation Trust
                                    Interests.

73            General Unsecured     Distributions of (a) Pro Rata Share of the      7.3%              Impaired;
              Claims Against Zond   Distributive Assets attributable to Zond                          Entitled to
              Minnesota             Minnesota and (b) Pro Rata Share of (i)                           vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

74            General Unsecured     Distributions of (a) Pro Rata Share of the     20.5%              Impaired;
              Claims Against EFII   Distributive Assets attributable to EFII                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

75            General Unsecured     Distributions of (a) Pro Rata Share of the     46.4%              Impaired;
              Claims Against E      Distributive Assets attributable to E                             Entitled to
              Power Holdings        Power Holdings and (b) Pro Rata Share of                          vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

76            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              EFS-CMS               EFS-CMS and (b) Pro Rata Share of (i)                             vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

77            General Unsecured     Distributions of (a) Pro Rata Share of the     11.6%              Impaired;
              Claims Against EMI    Distributive Assets attributable to EMI                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    (12,000,000) Special Litigation Trust
                                    Interests.

78            General Unsecured     Distributions of (a) Pro Rata Share of the     23.6%              Impaired;
              Claims Against        Distributive Assets attributable to Expat                         Entitled to
              Expat Services        Services and (b) Pro Rata Share of (i)                            vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

79            General Unsecured     Distributions of (a) Pro Rata Share of the     17.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Artemis               Artemis and (b) Pro Rata Share of (i)                             vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

80            General Unsecured     Distributions of (a) Pro Rata Share of the     20.7%              Impaired;
              Claims Against CEMS   Distributive Assets attributable to CEMS                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

81            General Unsecured     Distributions of (a) Pro Rata Share of the     11.0%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              LINGTEC               LINGTEC and (b) Pro Rata Share of (i)                             vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

82            General Unsecured     Distributions of (a) Pro Rata Share of the      7.0%              Impaired;
              Claims Against        Distributive Assets attributable to EGSNVC                        Entitled to
              EGSNVC                and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    (12,000,000) Special Litigation Trust
                                    Interests.

83            General Unsecured     Distributions of (a) Pro Rata Share of the      8.7%              Impaired;
              Claims Against LGMC   Distributive Assets attributable to LGMC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

84            General Unsecured     Distributions of (a) Pro Rata Share of the     15.9%              Impaired;
              Claims Against LRC    Distributive Assets attributable to LRC                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

85            General Unsecured     Distributions of (a) Pro Rata Share of the     13.5%              Impaired;
              Claims Against LGMI   Distributive Assets attributable to LGMI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

86            General Unsecured     Distributions of (a) Pro Rata Share of the     15.2%              Impaired;
              Claims Against LRCI   Distributive Assets attributable to LRCI                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

87            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against ECG    Distributive Assets attributable to ECG                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    (12,000,000) Special Litigation Trust
                                    Interests.

88            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against        Distributive Assets attributable to EnRock                        Entitled to
              EnRock Management     Management and (b) Pro Rata Share of (i)                          vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

89            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against ECI    Distributive Assets attributable to ECI                           Entitled to
              Texas                 Texas and (b) Pro Rata Share of (i) twelve                        vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

90            General Unsecured     Distributions of (a) Pro Rata Share of the     44.4%              Impaired;
              Claims Against        Distributive Assets attributable to EnRock                        Entitled to
              EnRock                and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

91            General Unsecured     Distributions of (a) Pro Rata Share of the     23.6%              Impaired;
              Claims Against ECI    Distributive Assets attributable to ECI                           Entitled to
              Nevada                Nevada and (b) Pro Rata Share of (i)                              vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

92            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Alligator Alley       Alligator Alley and (b) Pro Rata Share of                         vote
                                    (i) twelve million (12,000,000) Litigation

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

93            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to Enron                         Entitled to
              Enron Wind Storm      Wind Storm Lake I and (b) Pro Rata Share                          vote
              Lake I                I of (i) twelve million (12,000,000)
                                    Litigation Trust Interests and (ii) twelve
                                    million (12,000,000) Special Litigation
                                    Trust Interests.

94            General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against ECTMI  Distributive Assets attributable to ECTMI                         Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

95            General Unsecured     Distributions of (a) Pro Rata Share of the     16.5%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              EnronOnline, LLC      EnronOnline, LLC and (b) Pro Rata Share of                        vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

96            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against St.    Distributive Assets attributable to St.                           Entitled to
              Charles Development   Charles Development and (b) Pro Rata Share                        vote
                                    of (i) twelve million (12,000,000)
                                    Litigation Trust Interests and (ii) twelve
                                    million (12,000,000) Special Litigation
                                    Trust Interests.

97            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Calcasieu             Calcasieu and (b) Pro Rata Share of (i)                           vote
                                    twelve million

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    (12,000,000) Litigation Trust Interests and
                                    (ii) twelve million (12,000,000) Special
                                    Litigation Trust Interests.

98            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Calvert City Power    Calvert City Power and (b) Pro Rata Share                         vote
                                    of (i) twelve million (12,000,000)
                                    Litigation Trust Interests and (ii) twelve
                                    million (12,000,000) Special Litigation
                                    Trust Interests.

99            General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against        Distributive Assets attributable to Enron                         Entitled to
              Enron ACS             ACS and (b) Pro Rata Share of (i) twelve                          vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

100           General Unsecured     Distributions of (a) Pro Rata Share of the     39.8%              Impaired;
              Claims Against LOA    Distributive Assets attributable to LOA                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

101           General Unsecured     Distributions of (a) Pro Rata Share of the      6.9%              Impaired;
              Claims Against ENIL   Distributive Assets attributable to ENIL                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

102           General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against EI     Distributive Assets attributable to EI and                        Entitled to
                                    (b) Pro Rata Share of (i) twelve million                          vote

                    TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                      ESTIMATED
CLASS              INTEREST                          TREATMENT                   RECOVERY                STATUS
-----              --------                          ---------                   ---------               ------
                                    (12,000,000) Litigation Trust Interests
                                    and (ii) twelve million (12,000,000)
                                    Special Litigation Trust Interests.

103           General Unsecured     Distributions of (a) Pro Rata Share of the     11.8%              Impaired;
              Claims Against EINT   Distributive Assets attributable to EINT                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

104           General Unsecured     Distributions of (a) Pro Rata Share of the      7.5%              Impaired;
              Claims Against EMDE   Distributive Assets attributable to EMDE                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

105           Unsecured Claims      Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Against WarpSpeed     Distributive Assets attributable to                               Entitled to
                                    WarpSpeed and (b) Pro Rata Share of (i)                           vote
                                    twelve million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

106           General Unsecured     Distributions of (a) Pro Rata Share of the     75.7%              Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Modulus               Modulus and (b) Pro Rata Share of (i)                             vote
                                    twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

107           General Unsecured     Distributions of (a) Pro Rata Share of the      5.7%              Impaired;
              Claims Against ETI    Distributive Assets attributable to ETI                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
        ETI                   (12,000,000) Litigation Trust Interests and
                              (ii) twelve million (12,000,000) Special
                              Litigation Trust Interests.

108     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against DSG    Distributive Assets attributable to DSG                     Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

109     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against RMTC   Distributive Assets attributable to RMTC                    Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

110     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against        Distributive Assets attributable to                         Entitled to
        Omicron               Omicron and (b) Pro Rata Share of (i)                       vote
                              twelve million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

111     General Unsecured     Distributions of (a) Pro Rata Share of the        54.9%     Impaired;
        Claims Against EFS I  Distributive Assets attributable to EFS I                   Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

112     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS II                  Entitled to
        II                    and (b) Pro Rata Share of (i) twelve                        vote
                              million

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
                              (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

113     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS                     Entitled to
        III                   III and (b) Pro Rata Share of (i) twelve                    vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

114     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EFS V  Distributive Assets attributable to EFS V                   Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

115     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS VI                  Entitled to
        VI                    and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

116     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS                     Entitled to
        VII                   VII and (b) Pro Rata Share of (i) twelve                    vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

117     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS IX                  Entitled to
        IX                    and (b) Pro Rata Share of (i) twelve                        vote
                              million

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
                              (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

118     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against EFS X  Distributive Assets attributable to EFS X                   Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

119     General Unsecured     Distributions of (a) Pro Rata Share of the         5.9%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS XI                  Entitled to
        XI                    and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

120     General Unsecured     Distributions of (a) Pro Rata Share of the         9.4%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS                     Entitled to
        XII                   XII and (b) Pro Rata Share of (i) twelve                    vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

121     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS XV                  Entitled to
        XV                    and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

122     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS                     Entitled to
        XVII                  XVII and (b) Pro Rata Share of (i) twelve                   vote
                              million

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
                              (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

123     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against        Distributive Assets attributable to                         Entitled to
        Jovinole              Jovinole and (b) Pro Rata Share of (i)                      vote
                              twelve million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

124     General Unsecured     Distributions of (a) Pro Rata Share of the        18.5%     Impaired;
        Claims Against EFS    Distributive Assets attributable to EFS                     Entitled to
        Holdings              Holdings and (b) Pro Rata Share of (i)                      vote
                              twelve million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

125     General Unsecured     Distributions of (a) Pro Rata Share of the        21.7%     Impaired;
        Claims Against EOS    Distributive Assets attributable to EOS                     Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

126     General Unsecured     Distributions of (a) Pro Rata Share of the        48.4%     Impaired;
        Claims Against        Distributive Assets attributable to Green                   Entitled to
        Green Power           Power and (b) Pro Rata Share of (i) twelve                  vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

127     General Unsecured     Distributions of (a) Pro Rata Share of the        24.3%     Impaired;
        Claims Against TLS    Distributive Assets attributable to TLS                     Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
                              (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

128     General Unsecured     Distributions of (a) Pro Rata Share of the         9.6%     Impaired;
        Claims Against ECT    Distributive Assets attributable to ECT                     Entitled to
        Securities Limited    Securities Limited Partnership and (b) Pro                  vote
        Partnership           Rata Share of (i) twelve million
                              (12,000,000) Litigation Trust Interests
                              and (ii) twelve million (12,000,000)
                              Special Litigation Trust Interests.

129     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against ECT    Distributive Assets attributable to ECT                     Entitled to
        Securities LP         Securities LP and (b) Pro Rata Share of                     vote
                              (i) twelve million (12,000,000) Litigation
                              Trust Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

130     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against ECT    Distributive Assets attributable to ECT                     Entitled to
        Securities GP         Securities GP and (b) Pro Rata Share of                     vote
                              (i) twelve million (12,000,000) Litigation
                              Trust Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

131     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against KUCC   Distributive Assets attributable to KUCC                    Entitled to
        Cleburne              Cleburne and (b) Pro Rata Share of (i)                      vote
                              twelve million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

132     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against        Distributive Assets attributable to EIAM                    Entitled to
                              and (b) Pro                                                 vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
        EIAM                  Rata Share of (i) twelve
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

133     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against        Distributive Assets attributable to EBPHXI                  Entitled to
        EBPHXI                and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

134     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EHC    Distributive Assets attributable to EHC                     Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

135     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EDM    Distributive Assets attributable to EDM                     Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

136     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EIKH   Distributive Assets attributable to EIKH                    Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

137     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against        Distributive Assets attributable to ECHVI                   Entitled to
                              and (b) Pro

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
        ECHVI                 Rata Share of (i) twelve                                    vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

138     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EIAC   Distributive Assets attributable to EIAC                    Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

139     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%      Impaired;
        Claims Against        Distributive Assets attributable to EBPIXI                  Entitled to
        EBPIXI                and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

140     General Unsecured     Distributions of (a) Pro Rata Share of the        5.7%      Impaired;
        Claims Against        Distributive Assets attributable to                         Entitled to
        Paulista              Paulista and (b) Pro Rata Share of (i)                      vote
                              twelve million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

141     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against EPCSC  Distributive Assets attributable to EPCSC                   Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

142     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against        Distributive Assets attributable to                         Entitled to
                              Pipeline Services and                                       vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
        Pipeline Services     (b) Pro Rata Share of (i) twelve million
                              Litigation (12,000,000) Trust Interests and
                              (ii) twelve million (12,000,000) Special
                              Litigation Trust Interests.

143     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against ETPC   Distributive Assets attributable to ETPC                    Entitled to
                              and (b) Pro Rata Share of (i) twelve vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

144     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against ELSC   Distributive Assets attributable to ELSC                    Entitled to
                              and (b) Pro Rata Share of (i) twelve vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

145     General Unsecured     Distributions of (a) Pro Rata Share of the         8.1%     Impaired;
        Claims Against EMMS   Distributive Assets attributable to EMMS                    Entitled to
                              and (b) Pro Rata Share of (i) twelve vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

146     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against ECFL   Distributive Assets attributable to ECFL                    Entitled to
                              and (b) Pro Rata Share of (i) twelve vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

147     General Unsecured     Distributions of (a) Pro Rata Share of the        75.7%     Impaired;
        Claims Against        Distributive Assets attributable to EPGI                    Entitled to
                              and (b) Pro                                                 vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
        EPGI                  Rata Share of (i) twelve
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

148     General Unsecured     Distributions of (a) Pro Rata Share of the       75.7%      Impaired;
        Claims Against        Distributive Assets attributable to                         Entitled to
        Transwestern          Transwestern Gathering and (b) Pro Rata                     vote
        Gathering             Share of (i) twelve million (12,000,000)
                              Litigation Trust Interests and (ii) twelve
                              million (12,000,000) Special Litigation
                              Trust Interests.

149     General Unsecured     Distributions of (a) Pro Rata Share of the       75.7%      Impaired;
        Claims Against        Distributive Assets attributable to Enron                   Entitled to
        Enron Gathering       Gathering and (b) Pro Rata Share of (i)                     vote
                              twelve million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

150     General Unsecured     Distributions of (a) Pro Rata Share of the        5.8%      Impaired;
        Claims Against EGP    Distributive Assets attributable to EGP                     Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

151     General Unsecured     Distributions of (a) Pro Rata Share of the        5.7%      Impaired;
        Claims Against EAMR   Distributive Assets attributable to EAMR                    Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

152     General Unsecured     Distributions of (a) Pro Rata Share of the       21.8%      Impaired;
        Claims Against        Distributive Assets attributable to EBP I                   Entitled to
                              and (b) Pro                                                 vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS        INTEREST                         TREATMENT                      RECOVERY       STATUS
-----   --------------------  --------------------------------------------   ---------    -----------
        EBP I                 Rata Share of (i) twelve
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

153     General Unsecured     Distributions of (a) Pro Rata Share of the        11.9%     Impaired;
        Claims Against EBHL   Distributive Assets attributable to EBHL                    Entitled to
                              and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

154     General Unsecured     Distributions of (a) Pro Rata Share of the         5.7%     Impaired;
        Claims Against        Distributive Assets attributable to Enron                   Entitled to
        Enron Wind Storm      Wind Storm Lake II and (b) Pro Rata Share                   vote
        Lake II               of (i) twelve million (12,000,000)
                              Litigation Trust Interests and (ii) twelve
                              million (12,000,000) Special Litigation
                              Trust Interests.

155     General Unsecured     Distributions of (a) Pro Rata Share of the         9.4%     Impaired;
        Claims Against EREC   Distributive Assets attributable to EREC                    Entitled to
                              and (b) Pro Rata Share of (i) twelve vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

156     General Unsecured     Distributions of (a) Pro Rata Share of the        21.0%     Impaired;
        Claims Against EA     Distributive Assets attributable to EA III                  Entitled to
        III                   and (b) Pro Rata Share of (i) twelve                        vote
                              million (12,000,000) Litigation Trust
                              Interests and (ii) twelve million
                              (12,000,000) Special Litigation Trust
                              Interests.

157     General Unsecured     Distributions of (a) Pro Rata Share of the        27.4%     Impaired;
        Claims Against        Distributive Assets attributable to EWLB                    Entitled to
                              and (b) Pro                                                 vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----         ---------------       --------------------------------------------      ---------       -----------
              EWLB                  Rata Share of (i) twelve million                                  Vote
                                    (12,000,000) Litigation Trust Interests and
                                    (ii) twelve million (12,000,000) Special
                                    Litigation Trust Interests.

 158          General Unsecured     Distributions of (a) Pro Rata Share of the          19.7%         Impaired;
              Claims Against SCC    Distributive Assets attributable to SCC                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 159          General Unsecured     Distributions of (a) Pro Rata Share of the          27.2%         Impaired;
              Claims Against EFS    Distributive Assets attributable to EFS IV                        Entitled to
              IV                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 160          General Unsecured     Distributions of (a) Pro Rata Share of the          42.8%         Impaired;
              Claims Against EFS    Distributive Assets attributable to EFS                           Entitled to
              VIII                  VIII and (b) Pro Rata Share of (i) twelve                         vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 161          General Unsecured     Distributions of (a) Pro Rata Share of the          75.7%         Impaired;
              Claims Against EFS    Distributive Assets attributable to EFS                           Entitled to
              XIII                  XIII and (b) Pro Rata Share of (i) twelve                         vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 162          General Unsecured     Distributions of (a) Pro Rata Share of the          9.7%          Impaired;
              Claims Against        Distributive Assets attributable to ECI                           Entitled to
                                    and (b) Pro Rata                                                  Vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
              ECI                   Share of (i) twelve million (12,000,000)                          Vote
                                    Litigation Trust Interests and (ii) twelve
                                    million (12,000,000) Special Litigation
                                    Trust Interests.

 163          General Unsecured     Distributions of (a) Pro Rata Share of the          31.2%         Impaired;
              Claims Against EPC    Distributive Assets attributable to EPC                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              Vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 164          General Unsecured     Distributions of (a) Pro Rata Share of the           5.7          Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Richmond Power        Richmond Power and (b) Pro Rata Share of                          vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 165          General Unsecured     Distributions of (a) Pro Rata Share of the          12.7%         Impaired;
              Claims Against        Distributive Assets attributable to ECTSVC                        Entitled to
              ECTSVC                and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 166          General Unsecured     Distributions of (a) Pro Rata Share of the          20.1%         Impaired;
              Claims Against EDF    Distributive Assets attributable to EDF                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 167          General Unsecured     Distributions of (a) Pro Rata Share of the          13.6%         Impaired;
              Claims Against        Distributive Assets attributable to ACFI                          Entitled to
                                    and (b) Pro                                                       Vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
              ACFI                  Rata Share of (i) twelve million                                  Vote
                                    (12,000,000) Litigation Trust Interests and
                                    (ii) twelve million (12,000,000) Special
                                    Litigation Trust Interests.

 168          General Unsecured     Distributions of (a) Pro Rata Share of the          75.7%         Impaired;
              Claims Against TPC    Distributive Assets attributable to TPC                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 169          General Unsecured     Distributions of (a) Pro Rata Share of the          33.0%         Impaired;
              Claims Against        Distributive Assets attributable to APACHI                        Entitled to
              APACHI                and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 170          General Unsecured     Distributions of (a) Pro Rata Share of the          17.6%         Impaired;
              Claims Against EDC    Distributive Assets attributable to EDC                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 171          General Unsecured     Distributions of (a) Pro Rata Share of the          75.7%         Impaired;
              Claims Against ETP    Distributive Assets attributable to ETP                           Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 172          General Unsecured     Distributions of (a) Pro Rata Share of the          75.7%         Impaired;
              Claims Against        Distributive Assets attributable to NSH                           Entitled to
                                    and (b) Pro                                                       Vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
              NSH                   Rata Share of (i) twelve million                                  Vote
                                    (12,000,000) Litigation Trust Interests and
                                    (ii) twelve million (12,000,000) Special
                                    Litigation Trust Interests.

 173          General Unsecured     Distributions of (a) Pro Rata Share of the          25.7%         Impaired;
              Claims Against        Distributive Assets attributable to Enron                         Entitled to
              Enron South America   South America and (b) Pro Rata Share of                           vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 174          General Unsecured     Distributions of (a) Pro Rata Share of the          56.2%         Impaired;
              Claims Against EGPP   Distributive Assets attributable to EGPP                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 175          General Unsecured     Distributions of (a) Pro Rata Share of the          75.7%         Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Cabazon Power         Cabazon Power and (b) Pro Rata Share of                           vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 176          General Unsecured     Distributions of (a) Pro Rata Share of the          75.7%         Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Cabazon Holdings      Cabazon Holdings and (b) Pro Rata Share of                        vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 177          General Unsecured     Distributions of (a) Pro Rata Share of the          16.4%         Impaired;
              Claims Against        Distributive Assets attributable to Enron                         Entitled to
                                    Caribbean and                                                     Vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
              Enron Caribbean       (b) Pro Rata Share of (i) twelve million                          Vote
                                    (12,000,000) Litigation Trust Interests and
                                    (ii) twelve million (12,000,000) Special
                                    Litigation Trust Interests.

 178          General Unsecured     Distributions of (a) Pro Rata Share of the          5.7%          Impaired;
              Claims Against        Distributive Assets attributable to                               Entitled to
              Victory Garden        Victory Garden and (b) Pro Rata Share of                          vote
                                    (i) twelve million (12,000,000) Litigation
                                    Trust Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 179          General Unsecured     Distributions of (a) Pro Rata Share of the          8.4%          Impaired;
              Claims Against        Distributive Assets attributable to Oswego                        Entitled to
              Oswego Cogen          Cogen and (b) Pro Rata Share of (i) twelve                        vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 180          General Unsecured     Distributions of (a) Pro Rata Share of the         19.0%          Impaired;
              Claims Against EEPC   Distributive Assets attributable to EEPC                          Entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests.

 181          General Unsecured     Distributions of Pro Rata Share of the             54.8%          Impaired;
              Claims Against PGH    Portland Creditor Cash.                                           Entitled to
                                                                                                      vote

 182          General Unsecured     Distributions of Pro Rata Share of the              0.0%          Impaired;
              Claims Against PTC    Portland Creditor Cash.                                           Entitled to
                                                                                                      vote

 183          Enron Subordinated    Distributions of (a) Pro Rata Share of              0.0%          Impaired; Not
                                    Distributive Assets attributable                                  entitled

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
              Debenture Claims      to ENE and (b) Pro Rata Share of (i) twelve                       to Vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests; subject to subordination rights
                                    of holders of Senior Indebtedness under
                                    section 510(a) of the Bankruptcy Code and,
                                    as a result thereof, the aggregate of such
                                    distributions shall be distributed to
                                    holders of Allowed General Unsecured Claims
                                    that constitute Senior Indebtedness.

 184          Enron TOPRS           Distributions of (a) Pro Rata Share of the           0.0%         Impaired; Not
              Debenture Claims      Distributive Assets attributable to ENE                           entitled to
                                    and (b) Pro Rata Share of (i) twelve                              vote
                                    million (12,000,000) Litigation Trust
                                    Interests and (ii) twelve million
                                    (12,000,000) Special Litigation Trust
                                    Interests; subject to subordination rights
                                    of holders of Senior Indebtedness under
                                    section 510(a) of the Bankruptcy Code and,
                                    as a result thereof, the aggregate of such
                                    distributions shall be distributed to
                                    holders of Allowed General Unsecured
                                    Claims that constitute Senior Indebtedness.

 185          Enron Guaranty        Distributions of Pro Rata Share of the              14.3%         Impaired;
              Claims                Enron Guaranty Distributive Assets.                               Entitled to
                                                                                                      vote

 186          Wind Guaranty Claims  Distributions of Pro Rata Share of the              38.1%         Impaired;
                                    Wind Guaranty Distributive Assets.                                Entitled to
                                                                                                      vote

 187          ENA Guaranty Claims   Distributions of Pro Rata Share of ENA              17.0%         Impaired;
                                    Guaranty Distributive Assets                                      Entitled to
                                                                                                      vote

 188          ACFI Guaranty Claims  Distributions of Pro Rata Share of ACFI             10.7%         Impaired;
                                    Guaranty Distributive Assets                                      Entitled to

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
              Claims                ACFI Guaranty Distributive Assets                                 Vote

 189          EPC Guaranty Claims   Distributions of Pro Rata Share of EPC              28.4%         Impaired;
                                    Guaranty Distributive Assets                                      Entitled to
                                                                                                      vote

 190          Intercompany Claims   Distributions of Pro Rata Share of the            Variable        Impaired Not
                                    Intercompany Distributive Assets.                                 entitled to
                                                                                                      vote

 191          Convenience Claims    Payment in Cash of the amount of the                27.7%         Impaired;
              Against EMCC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EMCC.                                                     vote

 192          Convenience Claims    Payment in Cash of the amount of the                15.5%         Impaired;
              Against ENE           Convenience Claim Distribution Percentage                         Entitled to
                                    against ENE.                                                      vote

 193          Convenience Claims    Payment in Cash of the amount of the                17.8%         Impaired;
              Against ENA           Convenience Claim Distribution Percentage                         Entitled to
                                    against ENA.                                                      vote

 194          Convenience Claims    Payment in Cash of the amount of the                20.4%         Impaired;
              Against EPMI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EPMI.                                                     vote

 195          Convenience Claims    Payment in Cash of the amount of the                68.0%         Impaired;
              Against PBOG          Convenience Claim Distribution Percentage                         Entitled to
                                    against PBOG.                                                     vote

 196          Convenience Claims    Payment in Cash of the amount of the                11.9%         Impaired;
              Against SSLC          Convenience Claim Distribution Percentage                         Entitled to
                                    against SSLC.                                                     vote

 197          Convenience Claims    Payment in Cash of the amount of the                10.9%         Impaired;
              Against EBS           Convenience Claim Distribution Percentage                         Entitled to
                                    against EBS.                                                      vote

 198          Convenience Claims    Payment in Cash of the amount of the                14.5%         Impaired;
              Against EESO          Convenience Claim Distribution Percentage                         Entitled to
                                    against EESO.                                                     Vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------

 199          Convenience Claims    Payment in Cash of the amount of the                21.6%         Impaired;
              Against EEMC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EEMC.                                                     vote

 200          Convenience Claims    Payment in Cash of the amount of the                17.7%         Impaired;
              Against EESI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EESI.                                                     vote

 201          Convenience Claims    Payment in Cash of the amount of the                20.3%         Impaired;
              Against EES           Convenience Claim Distribution Percentage                         Entitled to
                                    against EES.                                                      vote

 202          Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ETS           Convenience Claim Distribution Percentage                         Entitled to
                                    against ETS.                                                      vote

 203          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against BAM           Convenience Claim Distribution Percentage                         Entitled to
                                    against BAM.                                                      vote

 204          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against ENA Asset     Convenience Claim Distribution Percentage                         Entitled to
              Holdings              against ENA Asset Holdings.                                       vote

 205          Convenience Claims    Payment in Cash of the amount of the                10.1%         Impaired;
              Against EGLI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EGLI.                                                     vote

 206          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EGM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EGM.                                                      vote

 207          Convenience Claims    Payment in Cash of the amount of the                13.4%         Impaired;
              Against ENW           Convenience Claim Distribution Percentage                         Entitled to
                                    against ENW.                                                      vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
 208          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EIM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EIM.                                                      vote

 209          Convenience Claims    Payment in Cash of the amount of the                13.5%         Impaired;
              Against OEC           Convenience Claim Distribution Percentage                         Entitled to
                                    against OEC.                                                      vote

 210          Convenience Claims    Payment in Cash of the amount of the                15.4%         Impaired;
              Against EECC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EECC.                                                     vote

 211          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EEOSC         Convenience Claim Distribution Percentage                         Entitled to
                                    against EEOSC.                                                    vote

 212          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Garden State  Convenience Claim Distribution Percentage                         Entitled to
                                    against Garden State.                                             vote

 213          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Palm Beach    Convenience Claim Distribution Percentage                         Entitled to
                                    against Palm Beach.                                               vote

 214          Convenience Claims    Payment in Cash of the amount of the                14.2%         Impaired;
              Against TSI           Convenience Claim Distribution Percentage                         Entitled to
                                    against TSI.                                                      vote

 215          Convenience Claims    Payment in Cash of the amount of the                15.9%         Impaired;
              Against EEIS          Convenience Claim Distribution Percentage                         Entitled to
                                    against EEIS.                                                     vote

 216          Convenience Claims    Payment in Cash of the amount of the                42.4%         Impaired;
              Against EESOMI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EESOMI.                                                   vote

 217          Convenience Claims    Payment in Cash of the amount of the                10.6%         Impaired;
              Against               Convenience Claim                                                 Entitled to


                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS              INTEREST                         TREATMENT                          RECOVERY         STATUS
-----              --------                         ---------                         ---------         ------
              EFSI                  Distribution Percentage against EFSI.                             vote

 218          Convenience Claims    Payment in Cash of the amount of the                 19.1%        Impaired;
              Against EFM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EFM.                                                      vote

 219          Convenience Claims    Payment in Cash of the amount of the                 8.0%         Impaired;
              Against EBS LP        Convenience Claim Distribution Percentage                         Entitled to
                                    against EBS LP.                                                   vote

 220          Convenience Claims    Payment in Cash of the amount of the                11.3%         Impaired;
              Against EESNA         Convenience Claim Distribution Percentage                         Entitled to
                                    against EESNA.                                                    vote

 221          Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against LNG           Convenience Claim Distribution Percentage                         Entitled to
              Marketing             against LNG Marketing.                                            vote

 222          Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Calypso       Convenience Claim Distribution Percentage                         Entitled to
                                    against Calypso.                                                  vote

 223          Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Global LNG    Convenience Claim Distribution Percentage                         Entitled to
                                    against Global LNG.                                               vote

 224          Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EIFM          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIFM.                                                     vote

 225          Convenience Claims    Payment in Cash of the amount of the                21.3%         Impaired;
              Against ENGMC         Convenience Claim Distribution Percentage                         Entitled to
                                    against ENGMC.                                                    vote

 226          Convenience Claims    Payment in Cash of the amount of the                 5.2%         Impaired;
              Against ENA Upstream  Convenience Claim Distribution Percentage                         Entitled to
                                    against ENA Upstream.                                             vote

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 227    Convenience Claims Against ELFI               Payment in Cash of the amount of          9.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ELFI.

 228    Convenience Claims Against LNG                Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
        Shipping                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      LNG Shipping.

 229    Convenience Claims Against EPSC               Payment in Cash of the amount of          6.8%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EPSC.

 230    Convenience Claims Against ECTRIC             Payment in Cash of the amount of         23.0%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ECTRIC.

 231    Convenience Claims Against Communications     Payment in Cash of the amount of         17.3%    Impaired; Entitled to vote
        Leasing                                       the Convenience Claim
                                                      Distribution Percentage against
                                                      Communications Leasing.

 232    Convenience Claims Against Wind               Payment in Cash of the amount of         36.8%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Wind.

 233    Convenience Claims Against Wind Systems       Payment in Cash of the amount of         41.0%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Wind Systems.

 234    Convenience Claims Against EWESC              Payment in Cash of the amount of         55.9%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EWESC.

 235    Convenience Claims Against Wind Maintenance   Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Wind Maintenance.

 236    Convenience Claims Against Wind               Payment in Cash of the amount of         31.3%    Impaired; Entitled to vote
        Constructors                                  the Convenience Claim
                                                      Distribution Percentage against
                                                      Wind Constructors.

                     TYPE OF
                  ALLOWED CLAIM
                    OR EQUITY                                                                ESTIMATED
CLASS               INTEREST                                    TREATMENT                    RECOVERY           STATUS
-----               --------                                    ---------                    --------           ------
 237    Convenience Claims Against EREC I             Payment in Cash of the amount of         41.0%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EREC I.

 238    Convenience Claims Against EREC II            Payment in Cash of the amount of         31.3%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EREC II.

 239    Convenience Claims Against EREC III           Payment in Cash of the amount of         55.9%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EREC III.

 240    Convenience Claims Against EREC IV            Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EREC IV.

 241    Convenience Claims Against EREC V             Payment in Cash of the amount of         36.8%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EREC V.

 242    Convenience Claims Against Intratex           Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Intratex.

 243    Convenience Claims Against EPPI               Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EPPI.

 244    Convenience Claims Against Methanol           Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Methanol.

 245    Convenience Claims Against Ventures           Payment in Cash of the amount of         13.2%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Ventures.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 246    Convenience Claims Against Enron Mauritius    Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Enron Mauritius.

 247    Convenience Claims Against India Holdings     Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      India Holdings.

 248    Convenience Claims Against OPP                Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      OPP.

 249    Convenience Claims Against NETCO              Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      NETCO.

 250    Convenience Claims Against EESSH              Payment in Cash of the amount of         36.8%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EESSH.

 251    Convenience Claims Against Wind               Payment in Cash of the amount of         67.8%    Impaired; Entitled to vote
        Development                                   the Convenience Claim
                                                      Distribution Percentage against
                                                      Wind Development.

 252    Convenience Claims Against ZWHC               Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ZWHC.

 253    Convenience Claims Against Zond Pacific       Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Zond Pacific.

 254    Convenience Claims Against ERAC               Payment in Cash of the amount of         20.5%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ERAC.

 255    Convenience Claims Against NEPCO              Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      NEPCO.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 256    Convenience Claims Against EPICC              Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EPICC.

 257    Convenience Claims Against NEPCO Power        Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
        Procurement                                   the Convenience Claim
                                                      Distribution Percentage against
                                                      NEPCO Power Procurement.

 258    Convenience Claims Against NEPCO Services     Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
        International                                 the Convenience Claim
                                                      Distribution Percentage against
                                                      NEPCO Services International.

 259    Convenience Claims Against San Juan Gas       Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      San Juan Gas.

 260    Convenience Claims Against EBF LLC            Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EBF LLC.

 261    Convenience Claims Against Zond Minnesota     Payment in Cash of the amount of          6.6%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Zond Minnesota.

 262    Convenience Claims Against EFII               Payment in Cash of the amount of         18.5%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFII.

 263    Convenience Claims Against E Power            Payment in Cash of the amount of         41.7%    Impaired; Entitled to vote
        Holdings                                      the Convenience Claim
                                                      Distribution Percentage against E
                                                      Power Holdings.

 264    Convenience Claims Against EFS-CMS            Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS-CMS.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 265    Convenience Claims Against EMI                Payment in Cash of the amount of         10.5%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EMI.

 266    Convenience Claims Against Expat Services     Payment in Cash of the amount of         21.3%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Expat Services.

 267    Convenience Claims Against Artemis            Payment in Cash of the amount of         16.0%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Artemis.

 268    Convenience Claims Against CEMS               Payment in Cash of the amount of         18.6%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      CEMS.

 269    Convenience Claims Against LINGTEC            Payment in Cash of the amount of          9.9%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      LINGTEC.

 270    Convenience Claims Against EGSNVC             Payment in Cash of the amount of          6.3%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EGSNVC.

 271    Convenience Claims Against LGMC               Payment in Cash of the amount of          7.9%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      LGMC.

 272    Convenience Claims Against LRC                Payment in Cash of the amount of         14.4%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      LRC.

 273    Convenience Claims Against LGMI               Payment in Cash of the amount of         12.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      LGMI.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 274    Convenience Claims Against LRCI               Payment in Cash of the amount of         13.7%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      LRCI.

 275    Convenience Claims Against ECG                Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ECG.

 276    Convenience Claims Against EnRock             Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
        Management                                    the Convenience Claim
                                                      Distribution Percentage against
                                                      EnRock Management.

 277    Convenience Claims Against ECI Texas          Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ECI Texas.

 278    Convenience Claims Against EnRock             Payment in Cash of the amount of         40.0%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EnRock.

 279    Convenience Claims Against ECI Nevada         Payment in Cash of the amount of         21.3%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ECI Nevada.

 280    Convenience Claims Against Alligator Alley    Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Alligator Alley.

 281    Convenience Claims Against Enron Wind         Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
        Storm Lake I                                  the Convenience Claim
                                                      Distribution Percentage against
                                                      Enron Wind Storm Lake I.

 282    Convenience Claims Against ECTMI              Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ECTMI.

 283    Convenience Claims Against EnronOnLine, LLC   Payment in Cash of the amount of         14.9%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EnronOnLine, LLC.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 284    Convenience Claims Against St. Charles        Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
        Development                                   the Convenience Claim
                                                      Distribution Percentage against
                                                      St. Charles Development.

 285    Convenience Claims Against Calcasieu          Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Calcasieu.

 286    Convenience Claims Against Calvert City       Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
        Power                                         the Convenience Claim
                                                      Distribution Percentage against
                                                      Calvert City Power.

 287    Convenience Claims Against Enron ACS          Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Enron ACS.

 288    Convenience Claims Against LOA                Payment in Cash of the amount of         35.8%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      LOA.

 289    Convenience Claims Against ENIL               Payment in Cash of the amount of          6.2%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ENIL.

 290    Convenience Claims Against EI                 Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EI.

 291    Convenience Claims Against EINT               Payment in Cash of the amount of         10.6%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EINT.

 292    Convenience Claims Against EMDE               Payment in Cash of the amount of          6.8%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EMDE.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 293    Convenience Claims Against WarpSpeed          Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      WarpSpeed.

 294    Convenience Claims Against Modulus            Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Modulus.

 295    Convenience Claims Against ETI                Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      ETI.

 296    Convenience Claims Against DSG                Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      DSG.

 297    Convenience Claims Against RMTC               Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      RMTC.

 298    Convenience Claims Against Omicron            Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Omicron.

 299    Convenience Claims Against EFS I              Payment in Cash of the amount of         49.4%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS I.

 300    Convenience Claims Against EFS II             Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS II.

 301    Convenience Claims Against EFS III            Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS III.

 302    Convenience Claims Against EFS V              Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS V.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 303    Convenience Claims Against EFS VI             Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS VI.

 304    Convenience Claims Against EFS VII            Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS VII.

 305    Convenience Claims Against EFS IX             Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS IX.

 306    Convenience Claims Against EFS X              Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS X.

 307    Convenience Claims Against EFS XI             Payment in Cash of the amount of          5.3%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS XI.

 308    Convenience Claims Against EFS XII            Payment in Cash of the amount of          8.5%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS XII.

 309    Convenience Claims Against EFS XV             Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS XV.

 310    Convenience Claims Against EFS XVII           Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS XVII.

 311    Convenience Claims Against Jovinole           Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Jovinole.

                        TYPE OF
                     ALLOWED CLAIM
                       OR EQUITY                                                             ESTIMATED
CLASS                   INTEREST                                TREATMENT                    RECOVERY           STATUS
-----                   --------                                ---------                    --------           ------
 312    Convenience Claims Against EFS Holdings       Payment in Cash of the amount of         16.6%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EFS Holdings.

 313    Convenience Claims Against EOS                Payment in Cash of the amount of         19.5%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EOS.

 314    Convenience Claims Against Green Power        Payment in Cash of the amount of         43.6%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      Green Power.

 315    Convenience Claims Against TLS                Payment in Cash of the amount of         21.9%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      TLS.

 316    Convenience Claims Against ECT Securities     Payment in Cash of the amount of          8.6%    Impaired; Entitled to vote
        Limited Partnership                           the Convenience Claim
                                                      Distribution Percentage against
                                                      ECT Securities Limited Partnership.

 317    Convenience Claims Against ECT Securities     Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
        LP                                            Payment in Cash of the amount of
                                                      the Convenience Claim Distribution
                                                      Percentage against ECT Securities LP.

 318    Convenience Claims Against ECT Securities     Payment in Cash of the amount of           5.1%    Impaired; Entitled to vote
        GP                                            the Convenience Claim
                                                      Distribution Percentage against
                                                      ECT Securities GP.

 319    Convenience Claims Against KUCC Cleburne      Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      KUCC Cleburne.

 320    Convenience Claims Against EIAM               Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EIAM.

 321    Convenience Claims Against EBPHXI             Payment in Cash of the amount of          5.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EBPHXI.

 322    Convenience Claims Against EHC                Payment in Cash of the amount of         68.1%    Impaired; Entitled to vote
                                                      the Convenience Claim
                                                      Distribution Percentage against
                                                      EHC.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS             INTEREST                         TREATMENT                          RECOVERY          STATUS
-----         ------------------    -----------------------------------------        ---------        -----------
              Claims Against        the Convenience Claim Distribution                                Entitled to
              EBPHXI                Percentage against EBPHXI.                                        vote

322           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EHC           Convenience Claim Distribution Percentage                         Entitled to
                                    against EHC.                                                      vote

323           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EDM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EDM.                                                      vote

324           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EIKH          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIKH.                                                     vote

325           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against ECHVI         Convenience Claim Distribution Percentage                         Entitled to
                                    against ECHVI.                                                    vote

326           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EIAC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIAC.                                                     vote

327           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EBPIXI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EBPIXI.                                                   vote

328           Convenience Claims    Payment in Cash of the amount of the                5.1%          Impaired;
              Against Paulista      Convenience Claim Distribution Percentage                         Entitled to
                                    against Paulista.                                                 vote

329           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EPCSC         Convenience Claim Distribution Percentage                         Entitled to
                                    against EPCSC.                                                    vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS             INTEREST                         TREATMENT                          RECOVERY          STATUS
-----         ------------------    -----------------------------------------        ---------        -----------
330           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Pipeline      Convenience Claim Distribution Percentage                         Entitled to
              Services              against Pipeline Services.                                        vote

331           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ETPC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ETPC.                                                     vote

332           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ELSC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ELSC.                                                     vote

333           Convenience Claims    Payment in Cash of the amount of the                 7.2%         Impaired;
              Against EMMS          Convenience Claim Distribution Percentage                         Entitled to
                                    against EMMS.                                                     vote

334           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ECFL          Convenience Claim Distribution Percentage                         Entitled to
                                    against ECFL.                                                     vote

335           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EPGI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EPGI.                                                     vote

336           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against               Convenience Claim Distribution Percentage                         Entitled to
              Transwestern          against Transwestern Gathering.                                   vote
              Gathering

337           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Enron         Convenience Claim Distribution Percentage                         Entitled to
              Gathering             against Enron Gathering.                                          vote

338           Convenience Claims    Payment in Cash of the amount of the                 5.2%         Impaired;
              Against EGP           Convenience Claim Distribution Percentage                         Entitled to
                                    against EGP.                                                      vote

339           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against               Convenience Claim                                                 Entitled to

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS             INTEREST                         TREATMENT                          RECOVERY          STATUS
-----         ------------------    -----------------------------------------        ---------        -----------
              EAMR                  Distribution Percentage against EAMR.                             vote

340           Convenience Claims    Payment in Cash of the amount of the                19.7%         Impaired;
              Against EBP-I         Convenience Claim Distribution Percentage                         Entitled to
                                    against EBP-I.                                                    vote

341           Convenience Claims    Payment in Cash of the amount of the                10.7%         Impaired;
              Against EBHL          Convenience Claim Distribution Percentage                         Entitled to
                                    against EBHL.                                                     vote

342           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Enron Wind    Convenience Claim Distribution Percentage                         Entitled to
              Storm Lake II         against Enron Wind Storm Lake II.                                 vote

343           Convenience Claims    Payment in Cash of the amount of the                 8.5%         Impaired;
              Against EREC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC.                                                     vote

344           Convenience Claims    Payment in Cash of the amount of the                18.9%         Impaired;
              Against EA III        Convenience Claim Distribution Percentage                         Entitled to
                                    against EA III.                                                   vote

345           Convenience Claims    Payment in Cash of the amount of the                24.6%         Impaired;
              Against EWLB          Convenience Claim Distribution Percentage                         Entitled to
                                    against EWLB.                                                     vote

346           Convenience Claims    Payment in Cash of the amount of the                17.7%         Impaired;
              Against SCC           Convenience Claim Distribution Percentage                         Entitled to
                                    against SCC.                                                      vote

347           Convenience Claims    Payment in Cash of the amount of the                24.5%         Impaired;
              Against EFS IV        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS IV.                                                   vote

348           Convenience  Claims   Payment in Cash of the amount of the                38.5%         Impaired;
              Against EFS VIII      Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS VIII.                                                 vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS             INTEREST                         TREATMENT                          RECOVERY          STATUS
-----         ------------------    -----------------------------------------        ---------        -----------
349           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EFS XIII      Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS XIII.                                                 vote

350           Convenience Claims    Payment in Cash of the amount of the                 8.7%         Impaired;
              Against ECI           Convenience Claim Distribution Percentage                         Entitled to
                                    against ECI.                                                      vote

351           Convenience Claims    Payment in Cash of the amount of the                28.1%         Impaired;
              Against EPC           Convenience Claim Distribution Percentage                         Entitled to
                                    against EPC.                                                      vote

352           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Richmond      Convenience Claim Distribution Percentage                         Entitled to
              Power                 against Richmond Power.                                           vote

353           Convenience Claims    Payment in Cash of the amount of the                11.4%         Impaired;
              Against ECTSVC        Convenience Claim Distribution Percentage                         Entitled to
                                    against ECTSVC.                                                   vote

354           Convenience Claims    Payment in Cash of the amount of the                18.1%         Impaired;
              Against EDF           Convenience Claim Distribution Percentage                         Entitled to
                                    against EDF.                                                      vote

355           Convenience Claims    Payment in Cash of the amount of the                12.2%         Impaired;
              Against ACFI          Convenience Claim Distribution Percentage                         Entitled to
                                    against ACFI.                                                     vote

356           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against TPC           Convenience Claim Distribution Percentage                         Entitled to
                                    against TPC.                                                      vote

357           Convenience Claims    Payment in Cash of the amount of the                29.7%         Impaired;
              Against APACHI        Convenience Claim Distribution Percentage                         Entitled to
                                    against APACHI.                                                   vote

358           Convenience Claims    Payment in Cash of the amount of the                15.8%         Impaired;
              Against               Convenience Claim                                                 Entitled to

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS             INTEREST                         TREATMENT                          RECOVERY          STATUS
-----         ------------------    -----------------------------------------        ---------        -----------
              EDC                   Distribution Percentage against EDC.                              vote

359           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ETP           Convenience Claim Distribution Percentage                         Entitled to
                                    against ETP.                                                      vote

360           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against NHS           Convenience Claim Distribution Percentage                         Entitled to
                                    against NHS.                                                      vote

361           Convenience Claims    Payment in Cash of the amount of the                23.2%         Impaired;
              Against Enron South   Convenience Claim Distribution Percentage                         Entitled to
              America               against Enron South America.                                      vote

362           Convenience Claims    Payment in Cash of the amount of the                50.6%         Impaired;
              Against EGPP          Convenience Claim Distribution Percentage                         Entitled to
                                    against EGPP.                                                     vote

363           Convenience Claims    Payment in Cash of the amount of the                49.3%         Impaired;
              Against PGH           Convenience Claim Distribution Percentage                         Entitled to
                                    against PGH.                                                      vote

364           Convenience Claims    Payment in Cash of the amount of the                 0.0%         Impaired;
              Against PTC           Convenience Claim Distribution Percentage                         Entitled to
                                    against PTC.                                                      vote

365           Enron Guaranty        Payment in Cash of the amount of the                12.9%         Impaired;
              Convenience Claims    Convenience Claim Distribution Percentage                         Entitled to
                                    against Enron Guaranty Distributive Assets.                       vote

366           Wind Guaranty         Payment in Cash of the amount of the                34.3%         Impaired;
              Convenience Claims    Convenience Claim Distribution Percentage                         Entitled to
                                    against Wind Guaranty Distributive Assets.                        vote

367           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Cabazon       Convenience Claim Distribution Percentage                         Entitled to
              Power                 Against                                                           vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS             INTEREST                         TREATMENT                          RECOVERY          STATUS
-----         ------------------    -----------------------------------------        ---------        -----------
                                    Cabazon Power

368           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Cabazon       Convenience Claim Distribution Percentage                         Entitled to
              Holdings              Against Cabazon Holdings                                          vote

369           Convenience Claims    Payment in Cash of the amount of the                14.7%         Impaired;
              Against Enron         Convenience Claim Distribution Percentage                         Entitled to
              Caribbean             Against Enron Caribbean                                           vote

370           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Victory       Convenience Claim Distribution Percentage                         Entitled to
              Garden                Against Victory Garden                                            vote

371           Convenience Claims    Payment in Cash of the amount of the                 7.6%         Impaired;
              Against Oswego        Convenience Claim Distribution Percentage                         Entitled to
              Cogen                 Against Oswego Cogen                                              vote

372           Convenience Claims    Payment in Cash of the amount of the                17.1%         Impaired;
              Against EEPC          Convenience Claim Distribution Percentage                         Entitled to
                                    Against EEPC                                                      vote

373           Convenience ENA       Payments in Cash of the amount of the               15.3%         Impaired;
              Guaranty Claims       Convenience Claim Distribution Percentage                         Entitled to
                                    against ENA Guaranty Distributive Assets.                         vote

374           Convenience ACFI      Payment in Cash of the amount of the                 9.6%         Impaired;
              Guaranty Claims       Convenience Claim Distribution Percentage                         Entitled to
                                    against ACFI Guaranty Distributive Assets.                        vote

375           Convenience EPC       Payment in Cash of the amount of the                25.5%         Impaired;
              Guaranty Claims       Convenience Claim Distribution Percentage                         Entitled to
                                    against EPC Guaranty Distributive Assets.                         vote

376-          Subordinated          No distribution                                      0.0%         Impaired;
382           Claims                                                                                  Not entitled
                                                                                                      to vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                  ESTIMATED
CLASS             INTEREST             TREATMENT              RECOVERY          STATUS
-----         ------------------    ---------------          ---------        -----------
383           Enron Preferred       No distribution             0.0%          Impaired;
              Equity Interests                                                Not entitled
                                                                              to vote

384           Enron Common          No distribution             0.0%          Impaired;
              Equity  Interests                                               Not entitled
                                                                              to vote

385           Other Equity          No distribution             0.0%          Impaired;
              Interests                                                       Not entitled
                                                                              to vote

                  For illustrative purposes, refer to Appendix P: "Components of Distributions Under the Plan" for an analysis of the components of the estimated distribution on (i) a hypothetical Allowed General Unsecured Claim in the amount of $1,000,000 in Classes 3 through 182 and 185 through 189, (ii) a hypothetical Allowed Guaranty Claim in the Allowed amount of $1,000,000 and (iii) a hypothetical Allowed Convenience Claim in the amount of $50,000 in Classes 191 through 375.

D.       ASSETS, CLAIMS AND DISTRIBUTIONS

         1.       ESTIMATES

                  Refer to Appendix C: "Estimated Assets, Claims and Distributions" for a summary description of the assets and liabilities of each Debtor and estimated Creditor recoveries under various scenarios. The values, claim amounts, and distribution ranges reflected in these schedules are estimated based on the information available to the Debtors as of the time of preparation of the schedules. Actual results may vary widely from these estimates. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for further information.

         2.       METHODOLOGY FOR CALCULATING ESTIMATED RECOVERIES

                  As described in more detail below, the estimated recoveries set forth in this Disclosure Statement are calculated by analyzing and in Appendix C: "Estimated Assets, Claims and Distributions" on a Debtor-by-Debtor basis, the estimated asset value available for distribution under the Plan and the Claims to be satisfied pursuant to the Plan for that Debtor. This data was then coupled with the global compromise embodied in the Plan to generate the estimated recoveries or range of distribution set forth above in Section I.C.2., "Summary of Classification and Treatment."

                  a. BLACKSTONE MODEL. Given the magnitude of third-party and intercompany claims and the complexity of the ownership structure and inter-estate disputes, the Debtors required a complex computer program to maintain the requisite data regarding assets, liabilities, value allocation, and related issues, as well as to provide a means for calculating distributions or recoveries under the Plan. Accordingly, shortly following the Initial Petition Date, Blackstone began to develop the Blackstone Model, a complex computer model designed to serve this purpose. The model is a complex and customized software program consisting of more than 15,000 lines of computer code, as well as multiple, integrated spreadsheets and databases. The model interfaces directly with the Debtors' accounting systems and supporting analyses performed by the Debtors and their advisors regarding assets and liabilities of the estates. To ensure the consistency of the model, it incorporates internal cross-checks and generates detailed summary reports and control schedules.

                  The Blackstone Model tracks the assets and liabilities of each Debtor and most of the other Enron Companies. Taking into consideration, among other things, the complexity of intercompany claims and equity interests between the Enron Companies, the model calculates the value of the assets of each Debtor and the allocation of that value to satisfy secured, administrative, priority, and unsecured Claims against each Debtor. Further, the Blackstone Model was designed to permit the incorporation of numerous variables reflecting different values and legal assumptions. The graphic below illustrates the Blackstone Model mechanics:

                                  (GRAPH)

                                              ------------
                         ---------------  -A-     SAP
                              Model:          ------------
-------------------         Accounting
 Debtors and their  -B-     Interface         ------------
     advisors            ---------------  -A-   Hyperion
-------------------             |             ------------
                    \           C                              ------------
                     B          |                           __     Asset    \
                      \         |                          /    Allocations  \
                    ----------------       -------------  /    ------------   \
----------------         Model:            Model: Engine /     ------------    \   ------------
Debtors' Records -D-    Database     -All- ------------- \       Solvency  _____\    Creditor
----------------    ----------------          |         | \___   Analysis      /    Recoveries
                    /  |      |               |         |  \   ------------   /   /------------
                   E   |      |               |          \  \  ------------  /   /
                  /    |      |               |           \  \  Diligence   /   /
----------------       |      |               |            \     Process   /   /
  Model: Other         |    ------------      |             \  ------------   /
    Reports            |     Recoveries  _____|              \ ------------  /
----------------       |    ------------                      \  Internal   /
                       |_____________Adjustments_____________     Review   /
                                                               ------------

KEY TO DIAGRAM
A: Third party and intercompany account balances
B: Asset values, trade book estimates, guarantees and claims data
C: Adjusted aggregate assets, claims and intercompany balances
D: Equity ownership, supporting information and bankruptcy case status
E: Recovery percentages used to produce summary reports and control schedules

                  Refer to Appendix C: "Estimated Assets, Claims and Distributions" for additional information regarding the Blackstone Model and calculation of recoveries.

                  In June 2002, the Debtors shared a preliminary draft of the Blackstone Model with the Creditors' Committee. The Creditors' Committee tested the validity of the Blackstone Model for purposes of calculating and analyzing various permutations of a potential chapter 11 plan. In February 2003, the Debtors shared a draft of the Blackstone Model with the ENA Examiner for his independent verification. The ENA Examiner similarly concluded that the Blackstone Model was a reliable tool for its intended purpose.

                  b. ESTIMATED ASSET VALUE TO BE DISTRIBUTED UNDER PLAN. Other than cash on hand, the asset valuation information contained in the Blackstone Model reflects either (i) if the asset has been sold, the sales price or (ii) if the asset has not been sold, an estimate developed by Blackstone and management. For this purpose, a Debtor's assets may include Cash, assets held for sale, assets identified for transfer into CrossCountry or Prisma, claims and causes of action, and investments in subsidiaries. Due to the inherent uncertainties of litigation, for purposes of estimating asset value, no value has been ascribed to any claims or causes of action the Debtors may have.

                  c. ESTIMATED CLAIMS TO BE SATISFIED UNDER PLAN. The claims estimates included in the Blackstone Model were estimated using the following procedures: (i) Administrative Expense, Secured, and Priority Claims, including Administrative Expense Claims against other Debtors, have been estimated by the Debtors based upon historical expense levels, filed Claims, and/or the Debtors' books and records, (ii) Intercompany Claims are based upon the intercompany accounts and notes reflected in the Debtors' books and records as of the date hereof and Schedules, as the same may be modified from time to time, and (iii) all other Claims are based upon filed Claims, the books and records of the Debtors, and analyses performed by the Debtors and their professionals.

                  d. ESTIMATED RANGE OF DISTRIBUTIONS. Using the asset and claims data described above, the Blackstone Model generates estimates regarding the range of recovery under a variety of fact patterns. The estimates set forth in the Disclosure Statement were calculated based on the global compromise incorporated into the Plan.

                    II.  INTRODUCTION TO DISCLOSURE STATEMENT

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

                  As noted above, this Disclosure Statement has not been approved by the Bankruptcy Court as containing adequate information. Accordingly, the information contained in this Disclosure Statement should not be relied on for any purpose.

                  The Debtors submit this Disclosure Statement pursuant to
section 1125 of the Bankruptcy Code to holders of Claims against the Debtors in connection with (i) the solicitation of acceptances of the Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated [________, 2003], filed by the Debtors with the United States Bankruptcy Court for the Southern District of New York and (ii) the Confirmation Hearing scheduled for [__________, 2003], commencing at [__:__ _.m.] New York City Time.

                  On [______________, 2003] the Bankruptcy Court, under section 1125 of the Bankruptcy Code, approved this Disclosure Statement as containing information of a kind, and in sufficient detail, adequate to enable a hypothetical, reasonable investor typical of the solicited classes of Claims of the Debtors to make an informed judgment with respect to the acceptance or rejection of the Plan. APPROVAL OF THIS DISCLOSURE STATEMENT DOES NOT CONSTITUTE A DETERMINATION BY THE BANKRUPTCY COURT EITHER OF THE FAIRNESS OR THE MERITS OF THE PLAN OR OF THE ACCURACY OR

COMPLETENESS OF THE INFORMATION CONTAINED IN THIS DISCLOSURE STATEMENT.

                  The Disclosure Statement Order, a copy of which is annexed hereto as Exhibit 2: "Disclosure Statement Order" sets forth in detail, among other things, the deadlines, procedures, and instructions for voting to accept or reject the Plan and for filing objections to confirmation of the Plan, the record date for voting purposes, and the applicable standards for tabulating Ballots. The Voting Procedures Order, a copy of which is annexed hereto as
Exhibit 3: "Voting Procedures Order", sets forth in detail the procedures for temporary allowance of claims for voting purposes. In addition, detailed voting instructions accompany each Ballot. Each holder of a Claim entitled to vote on the Plan should read this Disclosure Statement, the Plan, the Disclosure Statement Order, the Ballot, and the instructions accompanying the Ballot in their entirety before voting on the Plan. These documents contain important information concerning the classification of Claims and Equity Interests for voting purposes and the tabulation of votes. No solicitation of votes to accept the Plan may be made except pursuant to section 1125 of the Bankruptcy Code.

A.       PURPOSE OF THIS DISCLOSURE STATEMENT

                  The purpose of this Disclosure Statement is to provide the holders of Claims against the Debtors with adequate information to make an informed judgment about the Plan. This information includes, among other things, a brief history of the Debtors, a description of the Debtors' prepetition businesses, a description of the Debtors' prepetition assets and liabilities, a summary of the Debtors' Chapter 11 Cases, a summary of the distributions to be made under the Plan, and an explanation of the Plan mechanics.

B.       REPRESENTATIONS

                  This Disclosure Statement is intended for the sole use of Creditors and other parties in interest, and for the sole purpose of assisting those parties in making an informed decision about the Plan. Each Creditor is urged to review the Plan in full prior to voting on the Plan to ensure a complete understanding of the Plan and this Disclosure Statement.

                  No representations or other statements concerning the Debtors (particularly as to their future business operations or the value of their assets) are authorized by the Debtors other than those expressly set forth in this Disclosure Statement. Creditors should not rely upon any representations or inducements made to secure acceptance of the Plan other than those set forth in this Disclosure Statement.

                  Except as otherwise expressly indicated, the portions of this Disclosure Statement describing the Debtors, their businesses and properties, and related financial information were prepared by the Debtors, from information furnished by the Debtors, or from publicly available information.

                  As explained in a November 8, 2001 Form 8-K filed by ENE with the SEC, the previously issued financial statements of ENE for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by ENE, the financial statements of ENE for the third quarter of 2001 should not be relied upon.

                  This Disclosure Statement has not been approved or disapproved by the SEC; neither has the SEC passed upon the accuracy or adequacy of the statements contained herein.

                  This Disclosure Statement contains statements that are forward-looking. Forward-looking statements are statements of expectations, beliefs, plans, objectives, assumptions, projections, and future events or performance. Among other things, this Disclosure Statement contains forward-looking statements with respect to anticipated future performance of PGE, CrossCountry, and Prisma, as well as anticipated future determination of claims, distributions on claims, and liquidation of the Remaining Assets. These statements, estimates, and projections may or may not prove to be correct. Actual results could differ materially from those reflected in the forward-looking statements contained herein. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed. Such risks and uncertainties, include, without limitation: risks inherent in the Chapter 11 process, such as the non-confirmation of the Plan, non-occurrence or delayed occurrence of the Effective Date, or delayed distribution or non-distribution of Plan Securities. The uncertain outcomes of ongoing litigation and governmental investigations involving the Operating Entities and the Debtors, including those involving the U.S. Congress, DOJ, SEC, Office of Public Utility Counsel, EPA, and FERC; the effects of negative publicity on the Operating Entities' business opportunities; the effects of the departure of past and present employees of the Debtors; the uncertain resolution of SPE issues; the preliminary and uncertain nature of valuations and estimates contained in the Plan; financial and operating restrictions that may be imposed on an Operating Entity if ENE is required to register under PUHCA; potential environmental liabilities; increasing competition and operational hazards faced by the Debtors and Operating Entities; the potential lack of a trading market for the Plan Securities distributed to Creditors; uncertainties created by the lack of reported information for securities distributed to Creditors and the lack of independent operating history of the Operating Entities; economic, political, regulatory, and legal risks affecting the finances and operations of the Debtors and the Operating Entities; and, the uncertain timing, costs, and recovery values involved in the Debtors' efforts to recover accounts receivable and to liquidate the Remaining Assets. The Debtors, PGE, CrossCountry, Prisma, and the other Enron Companies undertake no obligation to update any forward-looking statement to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible to predict all such factors, nor can the impact of any such factor be assessed.

                  THIS DISCLOSURE STATEMENT SUMMARIZES THE TERMS OF THE PLAN, WHICH SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN, AND IF ANY INCONSISTENCY EXISTS BETWEEN THE TERMS AND PROVISIONS OF THE PLAN AND THIS DISCLOSURE STATEMENT, THEN THE TERMS AND PROVISIONS OF THE PLAN ARE CONTROLLING.

                  UNLESS OTHERWISE SPECIFIED, THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT ARE MADE AS OF THE DATE OF THE DISCLOSURE STATEMENT AND THE DELIVERY OF THIS DISCLOSURE STATEMENT DOES NOT IMPLY THAT THERE HAVE BEEN NO CHANGES IN THE INFORMATION SET FORTH HEREIN AFTER SUCH DATE. THE DEBTORS UNDERTAKE NO DUTY TO UPDATE THIS INFORMATION.

                  THIS DISCLOSURE STATEMENT MAY NOT BE RELIED ON FOR ANY PURPOSE OTHER THAN TO DETERMINE WHETHER TO VOTE TO ACCEPT OR REJECT THE PLAN, AND NOTHING STATED HEREIN SHALL CONSTITUTE AN ADMISSION OF ANY FACT OR LIABILITY BY ANY PARTY, OR BE ADMISSIBLE IN ANY PROCEEDING INVOLVING THE DEBTORS OR ANY OTHER PARTY, OR BE DEEMED CONCLUSIVE EVIDENCE OF THE TAX OR OTHER LEGAL EFFECTS OF THE PLAN ON THE DEBTORS OR HOLDERS OF CLAIMS OR EQUITY INTERESTS.

                  ALL HOLDERS OF CLAIMS ENTITLED TO VOTE SHOULD CAREFULLY READ AND CONSIDER FULLY THE RISK FACTORS SET FORTH IN SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED" BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.

                  SUMMARIES OF CERTAIN PROVISIONS OF AGREEMENTS REFERRED TO IN THIS DISCLOSURE STATEMENT ARE NOT COMPLETE AND ARE SUBJECT TO, AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO, THE FULL TEXT OF THE APPLICABLE AGREEMENT, INCLUDING THE DEFINITIONS OF TERMS CONTAINED IN SUCH AGREEMENT.

                  HOLDERS OF CLAIMS ENTITLED TO VOTE SHOULD READ THIS DISCLOSURE STATEMENT AND THE PLAN CAREFULLY AND IN THEIR ENTIRETY AND MAY WISH TO CONSULT WITH COUNSEL PRIOR TO VOTING ON THE PLAN.

C.       HOLDERS OF CLAIMS ENTITLED TO VOTE

                  Pursuant to the provisions of the Bankruptcy Code, only holders of allowed claims or equity interests in classes of claims or equity interests that are impaired and that are not deemed to have rejected a proposed plan are entitled to vote to accept or reject a proposed plan. Classes of claims or equity interests in which the holders of claims or equity interests are unimpaired under a chapter 11 plan are deemed to have accepted the plan and are not entitled to vote to accept or reject the plan. Classes of claims or equity interests in which the holders of claims or equity interests will receive no recovery under a chapter 11 plan are deemed to have rejected the plan and are not entitled to vote to accept or reject the plan. For a detailed description of the treatment of Claims and Equity Interests under the Plan, refer to Section VI., "Summary of Debtors' Chapter 11 Plan".

                  Classes 1 and 2 of the Plan are unimpaired. As a result, holders of Claims in those Classes are conclusively presumed to have accepted the Plan and are not entitled to vote.

                  Classes 3 through 182, 185 through 189, and 191 through 375 of the Plan are impaired and, to the extent Claims in such Classes are Allowed Claims, the holders of such Claims will receive distributions under the Plan. As a result, holders of Claims in those Classes are entitled to vote to accept or reject the Plan.

                  Class 190 of the Plan, consisting of Intercompany Claims, is presumed to have accepted the Plan and all holders of such Claims are proponents of the Plan. As a result, holders of Claims in Class 190 are not entitled to vote.

                  Classes 183, 184, and 376 through 385 of the Plan, consisting of certain holders of Claims and all holders of Equity Interests, are not expected to receive any distributions under the Plan. As a result, holders of Claims and Equity Interests in Classes 183, 184, and 376 through 385 are conclusively presumed to have rejected the Plan and are not entitled to vote.

                  Section 1126 of the Bankruptcy Code defines "acceptance" of a plan by a class of claims as acceptance by creditors in that class that hold at least two-thirds in dollar amount and more than one-half in number of the claims that cast ballots for acceptance or rejection of the plan. Thus, acceptance of the Plan by Classes 3 through 182, 185 through 189, and 191 through 375 will occur only if at least two-thirds in dollar amount and a majority in number of the holders of such Claims in each Class that cast their Ballots vote in favor of acceptance of the Plan. A vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that such acceptance or rejection was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code. For a more detailed description of the requirements for confirmation of the Plan, refer to Section XIX., "Confirmation Of The Plan" for further information.

                  If a Class of Claims entitled to vote on the Plan rejects the Plan, the Debtors reserve the right to amend the Plan or request confirmation of the Plan pursuant to section 1129(b) of the Bankruptcy Code or both. Section 1129(b) permits the confirmation of a chapter 11 plan notwithstanding the nonacceptance of a plan by one or more impaired classes of claims or equity interests. Under that section, a plan may be confirmed by a bankruptcy court if the plan does not "discriminate unfairly" and is "fair and equitable" with respect to each nonaccepting class. For a more detailed description of the requirements for confirmation of a nonconsensual plan, refer to Section XIX., "Confirmation Of The Plan".

                  In the event that a Class of Claims entitled to vote does not vote to accept the Plan, the Debtors' determination whether to request confirmation of the Plan pursuant to section 1129(b) of the Bankruptcy Code will be announced prior to or at the Confirmation Hearing.

D.       SUBMITTING A BALLOT

                  To determine whether you are entitled to vote on the Plan, refer to Section II.C., "Holders of Claims Entitled to Vote". If you are entitled to vote, you should carefully review this Disclosure Statement, including the attached exhibits and the instructions accompanying the Ballot. Then, indicate your acceptance or rejection of the Plan by voting for or against the Plan on the enclosed Ballot or Ballots and return the Ballot(s) in the postage-paid envelope provided. Refer to Section XVIII., "Voting Procedures",
Exhibit 2: "Disclosure Statement Order", and Exhibit 3: "Voting Procedures Order" for further information.

                  To be sure your Ballot is counted, your Ballot must be received by the Debtors' Solicitation Agent, Innisfree, as instructed on your Ballot, no later than [__:___ _.m.] New York City Time on [________ , 2004]. Your Ballot will not be counted if received after this deadline. Refer to
Section XVIII., "Voting Procedures" for further information.

                  If you must return your Ballot to your bank, broker, agent, or nominee, then you must return your Ballot to such bank, broker, agent, or nominee in sufficient time for them to process your Ballot and return it to the Debtors' Solicitation Agent before the deadline. Your

Ballot will not be counted if received after this deadline. Refer to Section XVIII., "Voting Procedures" for further information.

                  DO NOT RETURN YOUR SECURITIES OR ANY OTHER DOCUMENTS WITH YOUR BALLOT.

                  It is important that Creditors exercise their right to vote to accept or reject the Plan. EVEN IF YOU DO NOT VOTE TO ACCEPT THE PLAN, YOU MAY BE BOUND BY IT, IF IT IS ACCEPTED BY THE REQUISITE HOLDERS OF CLAIMS. Refer to
Section XIX., "Confirmation Of The Plan" for further information. The amount and number of votes required for confirmation of the Plan are computed on the basis of the total amount of Claims actually voting to accept or reject the Plan.

                  Your Claims may be classified in multiple classes, in which case you will receive a separate Ballot for each class of Claim. For detailed voting instructions and the names and addresses of the persons you may contact if you have questions regarding the voting procedures, refer to your Ballot or to Section XVIII., "Voting Procedures" for further information.

                  THE DEBTORS BELIEVE THAT THE PLAN PROVIDES THE BEST POSSIBLE RECOVERIES TO THE DEBTORS' CREDITORS. THE DEBTORS THEREFORE BELIEVE THAT ACCEPTANCE OF THE PLAN IS IN THE BEST INTERESTS OF EACH AND EVERY CLASS OF CREDITORS AND URGE ALL HOLDERS OF IMPAIRED CLAIMS ENTITLED TO VOTE ON THE PLAN TO ACCEPT THE PLAN.

E.       CONFIRMATION HEARING

                  Under section 1128 of the Bankruptcy Code, the Bankruptcy Court has scheduled the Confirmation Hearing on [______________ , 2004] at [___:___ _.m. New York City Time], in Room 523 of the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York. The Confirmation Hearing may be adjourned from time to time without notice except as given at the Confirmation Hearing or at any subsequent adjourned Confirmation Hearing. The Bankruptcy Court has directed that objections, if any, to confirmation of the Plan be filed and served on or before [__ , 2003] at [___:___ _.m. New York City Time]. Refer to Section XIX.C., "Objections To Confirmation Of The Plan" for further information.

             THE DEBTORS URGE CREDITORS TO VOTE TO ACCEPT THE PLAN.

                      III.  GENERAL PREPETITION INFORMATION

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                    HERETO.

A.       EVENTS LEADING UP TO CHAPTER 11 FILING

                  From 1985 through mid-2001, the Enron Companies grew from a domestic natural gas pipeline company into a large global natural gas and power company. In the last quarter of 2001, the Enron Companies lost access to the capital markets, both debt and equity, and had insufficient liquidity and financial resources to satisfy their current financial obligations. Thereafter, on December 2, 2001, ENE and 13 subsidiaries filed voluntary chapter 11 petitions. Listed below are selected ENE and rating agency announcements during late 2001.

August 14                  ENE announces the resignation of Jeffrey K. Skilling
                           as ENE's President and CEO and the assumption of such duties by Chairman Kenneth L. Lay.

October 16                 ENE reports a net loss for the third quarter 2001 of
                           $618 million including non-recurring charges totaling
                           $1.01 billion after-tax; non-recurring charges consisted of: $287 million related to asset impairments recorded by Azurix; $180 million associated with the restructuring of Broadband
                           Services; and $544 million related to losses associated with certain investments.

                           ENE holds a conference call on third quarter 2001 earnings and acknowledges a $1.2 billion equity reduction.

                           Moody's announces ENE's Credit Rating is held at Baa1 (three notches above non-investment grade) but is placed on review for downgrade.

October 22                 ENE announces it will cooperate fully with the SEC's
                           request to provide information regarding certain related-party transactions.

October 24                 ENE announces it has named Jeff McMahon as CFO and
                           Andrew Fastow, previously ENE's CFO, will be on a leave of absence from ENE.

October 25                 Fitch announces ENE's Credit Rating is held at BBB+
                           (three notches above non-investment grade) but is placed on negative watch.

                           ENE announces it drew on its committed lines of credit to provide cash liquidity in excess of $1 billion.

October 29                 Moody's announces ENE's Credit Rating is downgraded
                           to Baa2 (two notches above non-investment grade) and is placed on review for downgrade.

October 31                 ENE announces election of William C. Powers, Jr.,
                           Dean of The University of Texas School of Law, to the
                           ENE Board of Directors and formation of the Powers
                           Committee to examine and take any appropriate actions with respect to transactions between ENE and entities connected to related parties.

                           ENE also reports that the SEC has opened a formal investigation into certain of the matters that were the subject of recent press reports and that previously were the subject of its informal inquiry.

November 1                 ENE announces that JPMCB and Salomon Smith Barney
                           Inc., as co-arrangers, have executed commitment letters to provide $1 billion of secured credit lines supported by ENE's NNG and Transwestern assets.

                           S&P announces downgrade of ENE's Credit Rating to BBB (two notches above non-investment grade) with negative outlook.

November 5                 Fitch announces ENE's Credit Rating is downgraded to
                           BBB- (Fitch's lowest investment grade rating) and is placed on negative watch.

November 8                 ENE announces the filing of a Form 8-K that provides
                           information about:

                  A required restatement of prior period financial statements to reflect the previously disclosed $1.2 billion reduction to shareholders' equity, as well as adjustments required, based on (then) current information, that certain off-balance sheet entities should have been included in ENE's consolidated financial statements;

                  - The restatement of its financial statements for 1997 through 2000 and the first two quarters of 2001;

                  - The accounting basis for the above-mentioned reduction to shareholders' equity;

                  - The appointment of the Powers Committee by the ENE Board of Directors to review transactions between ENE and related parties;

                  - Information regarding the two LJM limited partnerships formed by ENE's then-CFO; and

                  - Transactions between ENE and certain other ENE employees.

November 9                 ENE and Dynegy announce the execution of the Merger
                           Agreement and the $1.5 billion asset-backed equity infusion by Dynegy to ENE. Dynegy agreed to pay $1.5 billion to acquire preferred stock and other rights of an ENE subsidiary that owns NNG. In the event the merger is not completed, Dynegy will have the right to acquire 100% of the equity in the NNG subsidiary.

                  - Moody's announces downgrade of ENE's Credit Rating to Baa3 (Moody's lowest investment grade rating) and places Credit Rating on review for further downgrade.

                  - S&P announces downgrade of ENE's Credit Rating to BBB- (S&P's lowest investment grade rating) with negative outlook.

                  - Fitch announces ENE's Credit Rating is held at BBB- (Fitch's lowest investment grade rating) but is taken off of negative watch.

November 19                ENE announces that it has filed its third-quarter
                           2001 Form 10-Q, which provides further information on third quarter earnings adjustments and other issues and outlines a restructuring plan. The Form 10-Q also included additional detailed information regarding
                           ENE's then current liquidity and upcoming maturities of debt and other obligations (including a $690 million note payable that will become a demand obligation on November 27, 2001 due to the recent downgrade by S&P and $3.9 billion in facilities that could be accelerated due to stock price and ratings triggers).

November 21                ENE announces that it is in active discussions with
                           its primary lenders on a restructuring of its debt obligations to further enhance liquidity.

November 28                ENE announces it has received a notice from Dynegy
                           that, effective immediately, it is terminating the Merger Agreement.

                  - ENE also announces that S&P, Moody's, and Fitch have downgraded ENE's Credit Rating to below investment grade.

                  - Moody's announces ENE's Credit Rating is downgraded to B2 (five notches below investment grade) and is placed on review for downgrade.

                  - S&P announces ENE's Credit Rating is downgraded to B- (six notches below investment grade) and is placed on negative outlook.

                  - Fitch announces ENE's Credit Rating is downgraded to CC (eight notches below investment grade) and is placed on negative watch.

November 30                S&P announces ENE's Credit Rating is downgraded to CC
                           (eight notches below investment grade) with negative outlook.

December 2                 ENE announces that it, along with certain of its
                           subsidiaries, have filed voluntary petitions for chapter 11 reorganization with the U. S. Bankruptcy
                           Court for the Southern District of New York.

                  Refer to "Related Documents" at http://www.enron.com/corp/por/ for the public filings referenced above, as well as certain reports prepared by the ENE Examiner, the Powers Committee, and various government agencies and committees.

B.       PREPETITION BUSINESS ACTIVITIES

         1. GENERAL. Headquartered in Houston, Texas, the Enron Companies historically provided products and services related to natural gas, electricity, and communications to wholesale and retail customers. As of the Initial Petition Date, the Enron Companies employed approximately 32,000 individuals worldwide. The Enron Companies were principally engaged in (a) the marketing of natural gas, electricity and other commodities, and related risk management and finance services worldwide, (b) the delivery and management of energy commodities and capabilities to end-use retail customers in the industrial and commercial business sectors, (c) the generation, transmission, and distribution of electricity to markets in the northwestern United States, (d) the transportation of natural gas through pipelines to markets throughout the United States, and
(e) the development, construction, and operation of power plants, pipelines, and other energy-related assets worldwide. Many of the Enron Companies that are operating companies have not filed bankruptcy petitions and continue to operate their businesses.

                  Set forth below is a brief description of various categories of major businesses of the Enron Companies existing as of the Initial Petition Date. Although the Debtors' prepetition business activities can be summarized in a discussion of these businesses, each of the businesses included numerous separate legal entities. Any reference to a business should be construed as a reference to the separate legal entities that comprise such business.

         2. WHOLESALE SERVICES. As of the Initial Petition Date, Wholesale Services encompassed the global wholesale business related to natural gas, power, LNG, metals, coal, crude and liquids, weather, forest products, steel, and other commodities.(12) This business also included EnronOnline(R), an e-commerce site for global commodity transactions. The Enron Companies built their wholesale businesses through asset ownership, contractual access to third-party assets, and market-making activities.

                  The activities of these businesses can be categorized into two business lines: (i) commodity sales and services and (ii) assets and investments.

                  a. COMMODITY SALES AND SERVICES. The businesses included in the Wholesale Services segment provided physical commodity and price risk management services to their customers through forward and other contracts. In late 1999, Wholesale Services launched an internet-based e-commerce system, EnronOnline(R), which allowed wholesale customers to view Wholesale Services' real-time pricing and complete commodity transactions with the relevant Enron Company trading in the particular commodity or product, as principal, with no direct interaction.

                  b. ASSETS AND INVESTMENTS. Wholesale Services entered into, managed, and/or operated numerous investments and various physical and financial assets related to the energy industry, as well as physical assets in the paper and steel industries. As of the Initial Petition Date, these activities included (i) development of power generation facilities, (ii) investment in intrastate gas pipelines, natural gas compression, NGL and LNG operations, (iii) equity and debt financing to third parties for the exploration and development of oil, gas, and coal reserves, and (iv) investment in paper and steel processing facilities.

-----------------------
(12) In addition to certain non-Debtor affiliates, Wholesale Services included the following Debtors: ENA, EPMI, EMCC, ENA Upstream, ENA Asset Holdings, BAM, Palm Beach, ENGMC, Intratex, EGLI, EGM, EIM, Garden State, EFM, LNG Marketing, Calypso, Global LNG, EIFM, ELFI, LNG Shipping, ECTRIC, NETCO, ERAC, EBF LLC, EFII, ENW, Calcasieu Development, Calvert City Power, RMTC, ECTMI, EnronOnline, LLC, LOA, St. Charles Development, TLS, OEC, EEOSC, Ventures, NEPCO, EPICC, NEPCO Power Procurement, NEPCO Services International, LINGTEC, EGSNVC, LGMC, LRC, LGMI, LRCI, Enron ACS, KUCC Cleburne, ECT Securities Limited Partnership, ECT Securities LP, ECT Securities GP, Richmond Power, ECTSVC, Oswego Cogen, EECC, EEPC, and SCC.

         3. RETAIL SERVICES. As of the Initial Petition Date, Retail Services extended ENE's energy expertise and capabilities to energy end-users in the industrial and commercial business sectors.(13) The Retail Services businesses provided energy end-users in the United States and Europe with a broad range of energy products and services, including sales of natural gas, electricity, liquids and other commodities, and the provision of energy management services, such as energy tariff and information services, energy outsourcing, demand-side management services, and price risk management services.

         4. ELECTRICITY TRANSMISSION AND DISTRIBUTION OPERATIONS. The only domestic electric utility operation conducted as of the Initial Petition Date by the Enron Companies was, and continues to be, the business conducted by PGE, a wholly owned, non-Debtor subsidiary of ENE. PGE is engaged in the generation, purchase, transmission, distribution, and retail sale of electricity in the State of Oregon. PGE also sells wholesale electric energy to utilities, brokers, and power marketers located throughout the western United States. As of December 31, 2002, PGE served approximately 743,000 retail customers. Refer to Section VIII., "Portland General Electric Company" for further information.

         5. NATURAL GAS PIPELINES. As of the Initial Petition Date, the natural gas pipelines business operated one of the largest gas transmission systems in the United States spanning approximately 25,000 miles.(14) ENE and its subsidiaries operated domestic interstate natural gas pipelines extending from Texas to the Canadian border and across the southern United States from Florida to California. Included in the Enron Companies' domestic interstate natural gas pipeline operations were Transwestern, Citrus, Northern Plains, and NNG, each of which is briefly described below. Refer to Section IX., "CrossCountry Energy Corp." for further information about Transwestern, Citrus and Northern Plains. NNG was sold in February 2002; refer to Section IV.B.5., "Asset Sales" for further information.

                  a. TRANSWESTERN PIPELINE COMPANY. Transwestern, a non-Debtor, is an interstate pipeline engaged in the transportation of natural gas. Transwestern is subject to regulation by FERC. Through its approximately 2,600-mile pipeline system, Transwestern transports natural gas from western Texas, Oklahoma, eastern New Mexico, and the San Juan Basin in northwestern New Mexico and southern Colorado primarily to the California market and secondarily to markets off the east end of its system.

                  b. CITRUS. Citrus, a non-Debtor that is 50% owned by ENE, owns primarily a FERC-regulated interstate pipeline company, Florida Gas. This pipeline company transports natural gas for third parties through a pipeline that extends from south Texas to south Florida.

-----------------------
(13) In addition to certain non-Debtor affiliates, Retail Services included the following Debtors: EES, EESO, EESNA, EESOMI, EEIS, EEMC, EESI, EFSI, EFS-CMS, TSI, EESSH, Artemis, CEMS, Omicron, EFS I, EFS II, EFS III, EFS IV, EFS V, EFS VI, EFS VII, EFS VIII, EFS IX, EFS X, EFS XI, EFS XII, EFS XIII, EFS XV, EFS XVII, Jovinole, EFS Holdings, and EA III.

(14) In addition to certain non-Debtor affiliates, natural gas pipelines included the following Debtors: ETS, EPPI, EAMR, EMMS, EOS, EPCSC, Pipeline Services, ETPC, Transwestern Gathering, Enron Gathering, EGP, ELSC, EPGI, Alligator Alley, Methanol, and EPC.

                  c. NORTHERN PLAINS. Northern Plains, a non-Debtor, either directly or through a subsidiary, holds a general partner interest of approximately 1.65%, and a limited partner interest of approximately 1.06%, in Northern Border Partners. Northern Border Partners owns a 70% interest in an approximately 1,249-mile interstate pipeline system that transports natural gas from the Montana-Saskatchewan border near Port of Morgan, Montana to interconnecting pipelines and local distribution systems in the states of North Dakota, South Dakota, Minnesota, Iowa, and Illinois. Northern Border Partners owns two additional interstate pipelines and partnership interests in other energy assets.

                  d. NNG. NNG was an interstate pipeline engaged in the transportation of natural gas. NNG was subject to regulation by FERC. Through its approximately 16,500-mile pipeline system, NNG transported natural gas from the Permian Basin in Texas to the Great Lakes as well as in other markets in the production areas of Colorado, Kansas, New Mexico, Oklahoma, Texas, and North Dakota.

         6. GLOBAL ASSETS. As of the Initial Petition Date, Global Assets included energy-related assets throughout the world that are not included in the Wholesale or Retail businesses, including, but not limited to, assets in the United States, Brazil, and India.(15) Global Assets managed most of the Enron Companies' energy assets and operations (power plants, pipelines, and distribution companies) outside of North America and Europe. As of the Initial Petition Date, these operations existed in approximately 18 countries and territories across the globe, primarily in developing markets. Refer to Section X., "Prisma Energy International Inc." for further information regarding certain of these assets.

                  Global Assets also included (i) ENE's investment in Azurix, a global water company engaged in the business of owning, operating and managing water and wastewater assets, providing water- and wastewater- related services and developing and managing water resources and (ii) Wind, which, together with its subsidiaries, was an integrated manufacturer and developer of wind power, providing power plant design and engineering, project development, and operations and maintenance services.(16)

         7. BROADBAND SERVICES. Broadband Services' businesses included the provision of (i) bandwidth management and intermediation services and (ii) content delivery services. During 2000, Broadband Services continued its work on establishing the EIN, a high-capacity, global fiber optic network. At December 31, 2000, Broadband Services had started trading contracts in multiple bandwidth products and had signed service agreements with several content providers.

------------------
(15) In addition to certain non-Debtor affiliates, Global Assets included the following Debtors: Enron Mauritius, India Holdings, OPP, San Juan Gas, E Power Holdings, Expat Services, ENIL, EI, EINT, EMDE, EIAM, EBPHXI, EHC, EDM, EIKH, ECHVI, EIAC, EBPIXI, Paulista, ECFL, EDFL, ACFI, TPC, APACHI, EDC, ETP, NSH, Enron South America, EGPP, Enron Caribbean, EREC Subsidiary I, EREC Subsidiary II, EREC Subsidiary III, EREC Subsidiary IV, EREC Subsidiary V, EBPHI, and EBHL.

(16) In addition to certain non-Debtor affiliates, the Wind business group included the following Debtors: Wind, Wind Constructors, Wind Development, Wind Maintenance, EWESC, Wind Systems, Cabazon Power, Cabazon Holdings, Victory Garden, ZWHC, Zond Pacific, Zond Minnesota, Enron Wind Storm Lake I, Enron Wind Storm Lake II, Green Power, EWLB, and EREC.

However, ultimately, Broadband Services was unable to fulfill its business goals and, in 2001, it began to wind down its business affairs.(17)

C.       DEBTORS' PREPETITION CREDIT FACILITIES

         1. ENE CREDIT FACILITIES. Prior to the Initial Petition Date, ENE maintained several term and revolving credit facilities. The facilities include the following:

                  a. $1.75 billion 364-day senior unsecured committed revolving credit facility for general corporate purposes including commercial paper backstop. Citibank and JPMCB were Co-Administrative Agents. The facility closed on May 14, 2001. The facility was fully drawn in October 2001.

                  b. $1.25 billion long-term senior unsecured committed revolving credit facility for general corporate purposes including commercial paper backstop. Citibank and JPMCB were Co-Administrative Agents. The facility closed on May 18, 2000. The facility was fully drawn in October 2001.

                  c. $12 million 13-month term credit facility for general corporate purposes. Toronto-Dominion (Texas) Inc. was the Agent. The facility closed on December 14, 2000. Toronto-Dominion (Texas) Inc. resigned as Agent in December 2001.

                  d. $100 million revolving Promissory Note between ENE, as borrower, and The Toronto-Dominion Bank, as lender, dated November 15, 1993. At the Initial Petition Date, the outstanding principal balance under this note was $55 million.

                  e. $100 million revolving Promissory Note between ENE, as borrower, and Barclays, as lender, dated March 15, 1991. At the Initial Petition Date, the outstanding principal balance under this note was $15 million.

         2. PIPELINE CREDIT FACILITIES. Two ENE non-Debtor subsidiaries entered into corporate revolvers during the fourth quarter of 2001 with a total commitment of $1.0 billion for general corporate purposes. The facilities include the following:

                  a. TRANSWESTERN PIPELINE COMPANY. Transwestern had a $550 million 364-day senior secured committed revolving credit facility. The facility was secured by substantially all of the assets of Transwestern. ENE was the guarantor of the facility. Citicorp North America, Inc. and JPMCB were Co-Administrative Agents. The facility closed on November 13, 2001, has been extended through November 6, 2003 and has been converted to a term loan. The facility was fully drawn on the closing. Refer to Section XIV.H., "CrossCountry" for further information.

-------------------
(17) In addition to certain non-Debtor affiliates, Broadband Services included the following Debtors: EBS, EBS LP, Communications Leasing, ECI Nevada, ECI Texas, Enrock, Enrock Management, ECG, WarpSpeed, DSG, Modulus, and ETI.

                  b. NORTHERN NATURAL GAS COMPANY. NNG had a $450 million 364-day senior secured committed revolving credit facility. The facility was secured by substantially all of the assets of the borrower. ENE was the guarantor for the facility. Citicorp North America, Inc. and JPMCB were Co-Administrative Agents. The facility closed on November 19, 2001. The facility was fully drawn on the closing. As part of the transfer of NNG to Dynegy, the ENE guaranty was later released. Refer to Section IV.B.4.b., "Dynegy Merger Agreement, Related Litigation, and Settlement" for further information.

         3. LETTER OF CREDIT FACILITIES. Prior to the Initial Petition Date, ENE maintained two syndicated committed letter of credit facilities, and obtained numerous letters of credit from various financial institutions under uncommitted reimbursement agreements.

                  a. Trade Finance and Reimbursement Agreement dated as of September 10, 2001 among ENE, the banks named therein and West LB as Issuing Bank in the amount of $245 million. There were approximately $166 million in outstanding letters of credit as of the Initial Petition Date.

                  b. Letter of Credit and Reimbursement Agreement dated as of May 14, 2001 among ENE, the banks named therein and JPMCB as Issuing Bank in the amount of $500 million. There were approximately $290 million in outstanding letters of credit as of the Initial Petition Date.

                  c. In addition to the letters of credit referred to above, there were various letters of credit issued for the benefit of ENE in the notional amount of approximately $651 million as of the Initial Petition Date.

         4. SAN JUAN GAS CREDIT FACILITY. San Juan Gas had a $20 million 364-day revolving credit facility. Banco Bilbao Vizcaya Argentaria Puerto Rico was the Administrative Agent. ENE was the guarantor of the facility. At the Petition Date, the outstanding principal amount due under the credit facility was $14.4 million.

D.       DEBTORS' PREPETITION DEBT SECURITIES

                  Unless otherwise noted, as of the Petition Date, the following debt securities of the Debtors were outstanding:

  NAME OF TRUSTEE / PAYEE /                                                   AMOUNT OUTSTANDING AS OF
  PRINCIPAL OBLIGEE (AS OF                                                    THE PETITION DATE (UNLESS
       JULY 31, 2003)               INSTRUMENT/CUSIP OR ISIN                      OTHERWISE NOTED)                 DEBTOR
------------------------------   --------------------------------             --------------------------           ------
The Bank of New York, as         7.00% Exchangeable Note Payable                  $ 402,650,298.61(18)                ENE
Trustee                          due 07/31/02 (293561882)

Wells Fargo Bank, as Trustee     9.125% Note Payable due 04/01/03                 $    190,856,046                   ENE
                                 (293561AQ9)

-------------------
(18) The parties had a dispute over the outstanding amount of debt, which was resolved pursuant to an order entered on October 28, 2003. This amount is the allowed amount of the claim set forth in the order.

  NAME OF TRUSTEE / PAYEE /                                                   AMOUNT OUTSTANDING AS OF
  PRINCIPAL OBLIGEE (AS OF                                                    THE PETITION DATE (UNLESS
       JULY 31, 2003)               INSTRUMENT/CUSIP OR ISIN                      OTHERWISE NOTED)                 DEBTOR
------------------------------   --------------------------------             --------------------------           ------
Wells Fargo Bank, as Trustee     9.875% Note Payable due 06/15/03                 $    104,580,903                   ENE
                                 (293561AF3)

Wells Fargo Bank, as Trustee     7.875% Note Payable due 06/15/03                 $    336,872,656                   ENE
                                 (293561CB0)

The Chase Manhattan Bank,        Floating Rate Notes due 06/18/03                 $    324,660,097                   ENE
as Issuing and Principal         (XS0130764649)
Paying Agent

The Chase Manhattan Bank,        0.77% Bond due 06/18/03                          $     81,334,720                   ENE
as Issuing and Principal         (XS0130765026)
Paying Agent

Wells Fargo Bank, as Trustee     6.625% Note Payable due 10/15/03                 $     72,269,723                   ENE
                                 (293561BN5)

The Chase Manhattan Bank,        0.97% Bond due 06/18/04                          $     81,408,566                   ENE
as Issuing and Principal         (XS0130823593)
Paying Agent

Wells Fargo Bank, as Trustee     7.625% Note Payable due 09/10/04                 $    191,351,671                   ENE
                                 (293561AR7)

Wells Fargo Bank, as Trustee     6.75% Note Payable due 09/01/04                  $     86,323,180                   ENE
                                 (293561AY2)

Wells Fargo Bank, as Trustee     6.75% Senior Notes due 09/15/04                  $     40,577,500                   ENE
                                 (293561BM7)

Wells Fargo Bank,                4.375% Bond due 04/08/05                         $    368,604,875                   ENE
Minnesota, N.A. as Trustee       (XS0096366686)

Wells Fargo Bank, as Trustee     8.375% Note Payable due 05/23/05                 $    175,366,406                   ENE
                                 (29357WAA5)

The Bank of New York             6.75% Senior Subordinate                         $    164,123,200                   ENE
                                 Debentures due 07/01/05
                                 (293561AT3)

Wells Fargo Bank, as Trustee     6.625% Note Payable due 11/15/05                 $    250,782,118                   ENE
                                 (293561BS4)

Wells Fargo Bank,                9.625% Note Payable due 03/15/06                 $    172,370,780                   ENE
Minnesota, N.A. as Registrar     (460575AR4)
and Agent Trustee, Paying
Agent

Wells Fargo Bank, as Trustee     6.40% Note Payable due 07/15/06                  $    239,729,931                   ENE
                                 (293561BT2)

Wells Fargo Bank, as Trustee     7.125% Senior Notes due 05/15/07                 $    149,501,323                   ENE
                                 (293561AX4)

Wells Fargo Bank, as Trustee     6.875% Note Payable due 10/15/07                 $     89,798,837                   ENE
                                 (293561AZ9)

Wells Fargo Bank, as Trustee     6.725% Note Payable due 11/15/08                 $    200,635,139                   ENE
                                 (293561BP0)

Wells Fargo Bank, as Trustee     6.75% Note Payable due 08/01/09                  $    182,549,719                   ENE
                                 (293561BA3)

The Bank of New York             8.25% Senior Subordinate                         $    104,563,109                   ENE
                                 Debentures due 09/15/12
                                 (293561AS5)

  NAME OF TRUSTEE / PAYEE /                                                   AMOUNT OUTSTANDING AS OF
  PRINCIPAL OBLIGEE (AS OF                                                    THE PETITION DATE (UNLESS
       JULY 31, 2003)               INSTRUMENT/CUSIP OR ISIN                      OTHERWISE NOTED)                 DEBTOR
------------------------------   --------------------------------             --------------------------           ------
Wells Fargo Bank, as Trustee     7.375% Note Payable due 05/15/19                 $    385,658,448                   ENE
                                 (293561BX3)

Wells Fargo Bank,                Convertible Senior Note due 2021                 $  1,271,856,649                   ENE
Minnesota, N.A. as Trustee       (293561CC8/293561CD6)

Wells Fargo Bank, as Trustee     7.00% Senior Debentures due                      $     17,155,658                   ENE
                                 08/15/23 (293561AU0)

Wells Fargo Bank, as Trustee     6.95% Note Payable due 07/15/28                  $    200,456,176                   ENE
                                 (293561BW5)

Wells Fargo Bank, as Trustee     6.95% Note Payable due 07/15/28                  $    184,707,191                   ENE
                                 (293561BU9)

The Chase Manhattan Bank,        0.52% Bond due 05/15/02                          $    203,196,763                   ENE
as Issuing and Principal         (XS0129515077)
Paying Agent

The Chase Manhattan Bank,        0.493% Bond due 06/13/02                         $    162,447,128                   ENE
as Issuing and Principal         (XS0131599044)
Paying Agent

Wells Fargo Bank, as Trustee     6.50% Note Payable due 08/01/02                  $    153,277,083                   ENE
                                 (293561BL9)

JPMorgan Chase, as Issuing       Enron Corp. Commercial Paper                     $   4,340,743.75                   ENE
and Paying Agent                 Program (29356AYW0)

National City Bank, as           7.75% Subordinated Debentures                    $    184,275,878                   ENE
Trustee                          due 2016

National City Bank, as           7.75% Subordinated Debentures                    $    138,218,479                   ENE
Trustee                          due 2016, Series II

National City Bank, as           7.75% Debentures due 2016                        $     29,483,978                   ENA
Trustee

National City Bank, as           7.75% Debentures due 2016                        $     29,483,978                   ETS
Trustee

National City Bank, as           Subordinated Guaranty of 7.75%                   $     29,483,978                   ENE
Trustee                          Debentures due 2016

National City Bank, as           Subordinated Guaranty of 7.75%                   $     29,483,978                   ENE
Trustee                          Debentures due 2016

National City Bank, as           7.75% Debentures due 2016,                       $     22,118,048                   ENA
Trustee                          Series II

National City Bank, as           7.75% Debentures due 2016,                       $     22,118,048                   ETS
Trustee                          Series II

National City Bank, as           Subordinated Guaranty of 7.75%                   $     22,118,048                   ENE
Trustee                          Debentures due 2016 Series II

National City Bank, as           Subordinated Guaranty of 7.75%                   $     22,118,048                   ENE
Trustee                          Debentures due 2016 Series II

E.       CAPITAL STRUCTURE

         1. PREFERRED STOCK. ENE authorized a total of 16.5 million shares of preferred stock. The preferred stock ranks in preference to the common stock as to distribution of assets of

ENE upon the liquidation, dissolution, or winding up of ENE. As of the Initial Petition Date, ENE had four series of preferred stock outstanding:

                  a. 9.142% PERPETUAL SECOND PREFERRED STOCK. An aggregate of 35.568509 shares of ENE preferred stock is designated the 9.142% Perpetual Second Preferred Convertible Stock. The 9.142% Perpetual Preferred Stock ranks pari passu with the Cumulative Second Preferred Convertible Stock and senior to the Mandatorily Convertible Junior Preferred Stock, Series B and Mandatorily Convertible Single Reset Preferred Stock, Series C. As of the Initial Petition Date, 35.568509 shares of 9.142% Perpetual Second Preferred Stock were issued and outstanding. All shares of 9.142% Perpetual Second Preferred Stock are held by Enron Equity. Refer to Section III.F.21., "Enron Equity Corp." for further information.

                  b. CUMULATIVE SECOND PREFERRED CONVERTIBLE STOCK. An aggregate of 1.37 million shares of ENE preferred stock is designated the Cumulative Second Preferred Convertible Stock. The Cumulative Second Preferred Convertible Stock ranks pari passu with the 9.142% Perpetual Second Preferred Stock and senior to the Mandatorily Convertible Junior Preferred Stock, Series B and Mandatorily Convertible Single Reset Preferred Stock, Series C. As of the Initial Petition Date, 1,137,991 shares of Cumulative Second Preferred Convertible Stock were issued and outstanding. Pursuant to its terms, each share is convertible to a certain number of shares of ENE common stock.

                  c. MANDATORILY CONVERTIBLE JUNIOR PREFERRED STOCK, SERIES B. An aggregate of 250,000 shares of ENE preferred stock is designated the Mandatorily Convertible Junior Preferred Stock, Series B. The Mandatorily Convertible Junior Preferred Stock, Series B ranks junior to the 9.142% Perpetual Second Preferred Stock and the Cumulative Second Preferred Convertible Stock and senior to the Mandatorily Convertible Single Reset Preferred Stock, Series C. As of the Initial Petition Date, 250,000 shares of Mandatorily Convertible Junior Preferred Stock, Series B were issued and outstanding. All shares of Mandatorily Convertible Junior Preferred Stock, Series B are held by Condor, which is part of the Osprey/Whitewing financing structure. Refer to
Section III.F.41., "Osprey/Whitewing" for further information. Pursuant to its terms, each share is convertible to a certain number of shares of ENE common stock.

                  d. MANDATORILY CONVERTIBLE SINGLE RESET PREFERRED STOCK, SERIES C. An aggregate of 182,908 shares of ENE preferred stock is designated the Mandatorily Convertible Single Reset Preferred Stock, Series C. The Mandatorily Convertible Single Reset Preferred Stock, Series C ranks junior to the 9.142% Perpetual Second Preferred Stock, the Cumulative Second Preferred Convertible Stock and the Mandatorily Convertible Junior Preferred Stock Series
B. As of the Initial Petition Date, 182,908 shares of Mandatorily Convertible Single Reset Preferred Stock, Series C were issued and outstanding. All shares of Mandatorily Convertible Single Reset Preferred Stock, Series C are held by Preferred Voting Trust, which is part of the Marlin financing structure. Refer to Section III.F.36., "Marlin" for further information. Pursuant to its terms, each share is convertible to a certain number of shares of ENE common stock.

         2. COMMON STOCK. ENE authorized 1.2 billion shares of no par common stock. As of December 5, 2001, 764,361,414 shares of common stock were issued and outstanding, and

14,503,586 shares were issued and held as treasury stock by ENE. In the event of liquidation, dissolution, or winding up of ENE, the holders of ENE common stock are entitled to share ratably in all assets of ENE remaining after provision for payment of liabilities and satisfaction of the liquidation preference of any shares of ENE preferred stock that may be outstanding. The holders of ENE common stock have no preemptive, subscription, redemption, or conversion rights. The rights, preferences, and privileges of holders of ENE common stock are subject to those holders of ENE preferred stock.

         3. STOCK PLANS. ENE had four Stock Plans under which options for shares of ENE's common stock have been or could have been granted to officers, employees and non-employee members of the board of directors. The Stock Plans allowed for grants of either incentive stock options or nonqualified stock options. Under three of the Stock Plans, options were not allowed to be granted at less than the fair market value of a share on the date of the grant. Under the 1999 stock plan, however, options were granted at an exercise price designated by the Compensation Committee of the Board. Under the Stock Plans, ENE could grant options with a maximum term of 10 years. Options vested under varying schedules. As of October 31, 2001, options were outstanding on approximately 86.5 million common stock shares. Currently, there is no expectation that any of these options will be exercised.

F.       DEBTORS' FINANCING TRANSACTIONS

                  Prior to the Initial Petition Date, as part of their business and to raise funds for a variety of purposes, the Enron Companies entered into a number of on- and off-balance sheet financing transactions. Certain of those transactions involved the creation of special purpose entities or structures. As of the Initial Petition Date, the Enron Companies had approximately fifty ongoing financing transactions with various lending institutions and other investors.

                  Approximately $2.4 billion to $2.9 billion in assets are associated with these financing transactions. The majority of this value is associated with the Osprey/Whitewing and Rawhide transactions. Significant assets are described below in the individual summaries. It is important to note that there is no guarantee that any value from these assets will inure to the benefit of the Debtors' estates. Additionally, there are significant liabilities associated with the financing transactions and several billion dollars in claims have been filed against the Debtors in connection therewith.

                  Complete or partial settlements relating to 13 of the transactions have been addressed in the Plan or approved by the Bankruptcy Court since the Initial Petition Date. A description of each of the settlements is included with the individual transaction summary below. Settlement negotiations are ongoing with respect to several of the other transactions; however, there can be no assurance that these negotiations will result in value to the Debtors or a reduction in claims against the Debtors.

                  On April 8, 2002, the Bankruptcy Court entered an order appointing the ENE Examiner to investigate the ongoing transactions, as well as many transactions that had been unwound or otherwise completed prior to the Initial Petition Date. Refer to Section IV.A.4.b., "ENE Examiner" for further information The ENE Examiner has filed a series of reports wherein he reported and commented upon these transactions. Refer to Section IV.A.4.b., "ENE Examiner" for further information.

                  In addition, many of the financing transactions have been the subject of various Congressional committee reports and/or widely discussed in the media. Refer to "Related Documents" at http://www.enron.com/corp/por/ for further information.

                  Further information regarding the financing transactions can be found in the following reports, which identify the factual and legal conclusions of the authors of those reports based upon their respective investigations: the ENE Examiner reports, the reports of Congressional committees, the Powers Report, and any other reports issued by third parties.

                  The following provides a general description of the Debtors' significant financing transactions as of the Initial Petition Date. Many of these ongoing transactions have been, are currently, or may in the future be the subject of litigation. That litigation may or may not involve the Debtors. The summaries below, which are based on the Debtors' perspective and which are subject to further review, elaboration, or modification, are included for informational purposes only. Given the potential for litigation involving some of these transactions, it should be noted that the lenders, investors, and other parties involved in the transactions (as well as the ENE Examiner, governmental bodies, and other third parties who have reviewed these transactions) may dispute all or part of these descriptions.

         1.       AL RAJHI

                  a. LEGAL STRUCTURE. In July 2001, EMC sold $100 million of warrants to purchase commodities in the future on the London Metal Exchange to Man Group Finance Ltd., an entity unaffiliated with the Enron Companies, which, in turn, sold the warrants to Al Rajhi. Contemporaneously therewith, EMCC agreed to purchase the warrants from Al Rajhi for $102 million with 169-day payment terms. ENE guaranteed its affiliates' obligations under the applicable transaction documents.

                  b. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Al Rajhi potentially has a claim against ENE as guarantor of EMC's and EMCC's obligations.

         2.       APACHE/CHOCTAW

                  a. LEGAL STRUCTURE. Project Apache was a minority investment financing. In 1999, Sequoia was formed as a FASIT to securitize 30-day receivables of ENE, ENA, and EPMI and to issue securities backed by those receivables, cash, and short-term commercial paper issued by ENA and ENE. ENE purchased a $50 million Class A subordinated interest in Sequoia. Ojibway, an unrelated party, purchased a $2 million Class O interest in Sequoia. Refer to
Section III.F.51., "Zephyrus/Tammy" for further information.

                  Cheyenne and a bank group led by Rabo Merchant Bank N.V. formed Cherokee to purchase $1.23 billion in FASIT securities from Sequoia. ENE, through Seminole and Cheyenne, invested $750 million in Cherokee and received $750 million of Cherokee common units. The bank group invested $500 million in Cherokee through Choctaw, with Choctaw receiving $500 million of Cherokee preferred units.

                  In October 2002, Choctaw purported to exercise its right to take control of the management of Cherokee.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                   ------------                                   ------------------
                                       ENE       \                             /  Lucelia Foundation
                                   ------------    \                         /    ------------------
                                        |            \                     /
                                        |   99.8% LLC  \                 /  .2% LLC
                                        |    Interest    \             /   Interest
                                        |                  \         /
                                        |                    \     /
                                        |                 --------------            --------------
                                        |                    Seminole                    Rabo
                                        |                    Capital                  Management
                                        |                      LLC                                          --------------
                                        | Class "A"       --------------            --------------
                                        | Subordinated          | 100%                    | $15 million      Lenders (15)
                                        | Interest              |                         |   Equity
                                        | $50 million     --------------            --------------          --------------
                                        |                    Cheyenne                  Choctaw                   |
                                        |                  Finance SARL              Investors BV _______________|
                                        |                                                            $485 million
                                        |                 --------------            --------------       Debt
                                        |                          \                    /
                                        |                            \                /
                                        |               Common Units   \            /  Preferred Units
                                        |               $750 million     \        /     $500 million
                                        |                                  \    /
-------------                      ------------                          ------------
                                     Sequoia                               Cherokee
Ojibway, Inc.   ________________    Financial    ______________________  Finance VOF
                    Class "O"       Asset, LLC       Senior Interest
-------------    Owner Interest    ------------       $620 million       ------------
                   $2 million           |                                     |
                                        |                 ____________________|____________________
                                        |                 |                   |                   |
                                   ------------      ------------      ---------------      -------------
                                   $600 million      $822 million        $20 million        Enron Capital
                                     Note from        Promissory       Promissory Note      Ventures, LLC
                                      ENE or          Note From          From Enron         -------------
                                       ENA               ENA             Netherlands              |
                                   ------------      ------------        Holdings BV              |
                                                                       ---------------      -------------
                                                                                            EBS Ventures,
                                                                                                 LLC
                                                                                            -------------
                                                                                                  |
                                                                                                  |
                                                                                            -------------
                                                                                              Portfolio
                                                                                                Stock
                                                                                             Investments
                                                                                            -------------



                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Cherokee's assets included (a) $620 million of notes from Sequoia, (b) $822 million note receivable from ENA, (c) $20 million note receivable from ENHBV, and (d) 100% equity in Enron Capital Ventures, LLC with underlying assets valued at $3.6 million.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Cherokee issued a preferred interest to Choctaw totaling $500 million, which is in default.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA's payment obligations under the $822 million note and ENE's guaranty of such obligation. Refer to Section IV.C.1.d., "Litigation Related to Structures" for further information.

         3.       BACKBONE

                  a. LEGAL STRUCTURE. Backbone 1 was created under the Backbone 1 Agreement with Wilmington as owner trustee, ABN as the certificate holder of the class A beneficial interests and Backbone 2 as the certificate holder of the class B beneficial interests. Backbone 1 was created, among other things, to (i) acquire dark fiber IRUs (which interests were acquired by Backbone 1 from LJM2 pursuant to an assignment and assumption agreement; refer to Section III.G., "Related Party Transactions" for further information), and
(ii) enter into the Backbone A Loan. The beneficial interest certificates issued in respect of the Class A and Class B interests were in the amount of $3.6 million for the Class A certificate and $64,532,090 for the B certificate.

                  Backbone 2 was created under the Backbone 2 Agreement with Wilmington acting as owner trustee and BSCS XXIII, Inc. as beneficial interest holder. The beneficial interest certificate has an aggregate value of $1,000. Backbone 2 was created, among other things, to (i) enter into the Backbone B Loan, and (ii) acquire the Class B certificate interest in Backbone 1 with the proceeds from the Backbone B Loan.

                  Backbone 1 entered into, and drew down on the Backbone A Loan with certain banks, including Fleet as syndication agent and co-arranger, and ABN as administrative agent, sole lead arranger and book runner. The A Loan was unsecured and issued in the aggregate principal amount of $46.7 million, which amount was split 50/50 between ABN and Fleet. The A Loan was paid in full on January 19, 2001.

                  Backbone 2 entered into, and drew down on the Backbone B Loan with certain banks, including Fleet as syndication agent and co-arranger, and ABN as administrative agent, sole lead arranger and book runner. The B Loan is secured by a security interest in Backbone 2's Class B beneficial interest in Backbone 1, and issued in the aggregate principal amount of $64,531,090 which amount was split 50/50 between ABN and Fleet. At the Initial Petition Date, Backbone 2 owed approximately $45.6 million under the Backbone B Loan.

                  Backbone 2 entered into a total return swap with EBS LP pursuant to which Backbone 2 passed through as a fixed payment all monies paid by the Backbone 1 Class B certificate in return for EBS LP's payment of a floating amount equal to amounts due under the B Loan.

                  As part of the transaction, ENE entered into a performance guarantee in favor of Backbone 2 pursuant to which ENE guaranteed EBS LP's obligations under the total return swap.

                  On December 21, 2000, LJM-B2 and Backbone 1 entered into an Assignment of IRU Agreement pursuant to which LJM-B2 conveyed to Backbone 1 in exchange for $86,182,810 from Backbone 1, all of LJM-B2's interest in that certain IRU Agreement dated June 30, 2000, as amended, by and among LJM-B2 and EBS. Backbone 1 also paid LJM-B2 $27,248,280 for the rights to a pending sales agreement for certain of the IRUs.

                  EBS and Backbone 1 then restated their respective rights with respect to the IRUs in an Amended and Restated IRU Agreement.

         B.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                 b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                        --------------------     ------------                      -------
                                           BSCS XXIII, Inc.        EBS, L.P.    ________________     ENE
                                          (Lord Securities)                         Guaranty
                                        --------------------     ------------                      -------
                                               |  |              / TRS
                                          $1 K |  | Beneficial  / (ISDA)
                                               |  | Interest   /
   ------------------                          |  |           /                -----------
     A Certificate                     -----------------------                    B Loan
       (equity)                           Backbone Trust II     _____________    50% ABN
       100% ABN                             (Wilmington)          $45.6 MM      50% Fleet
   ------------------                  -----------------------    principal    -----------
           \  \                              /  /                outstanding
            \  \ Class A            Class B /  /
   $2.57 MM  \  \ Interest        Interest /  / $45.6 MM
  outstanding \  \                        /  / outstanding
               \  \                      /  /
               ------------------------------
                      Backbone Trust I
                        (Wilmington)
                           Assets
               ------------------------------







                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. During 2000 and 2001, all IRUs in Backbone 1 were sold. At the Initial Petition Date, the assets of Backbone 1 included a demand note from ENE in the approximate amount of $1.4 million and a letter of credit issued by BoA ensuring the payment of a note issued by a third-party purchaser of certain IRUs. In 2002, the letter of credit was drawn by Backbone 1, and, pursuant to a stipulation and order filed with the Bankruptcy Court, ABN and Fleet withdrew the cash proceeds from Backbone 1 and issued letters of credit for the benefit of ENE and its affiliated Debtors. ENE and its affiliated Debtors can draw upon the letters of credit upon settlement of, or successful contest to, the Backbone transaction. Unless contest proceedings have been initiated, the letters of credit will terminate on or about November 13, 2003.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Backbone 2 owes approximately $45.6 million to ABN and Fleet under the Backbone B Loan.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. EBS LP and ENE, as guarantor, may be obligated under the terms of the total return swap.

                  f. STRUCTURE RESOLUTION. On October 13, 2003, ENE, EBS Inc., EBS LP, ABN and Fleet entered into a Settlement Agreement pursuant to which (i) ENE will receive approximately $12.3 million; (ii) ENE will indemnify ABN and Fleet against certain potential third party claims for a period of 3 years from executing the Settlement Agreement; (iii) ABN and Fleet will withdraw all claims filed in connection with the Backbone transaction; and (iv) the parties to the Settlement Agreement will receive certain limited releases. On October 23, 2003, the Bankruptcy Court entered an order approving the Settlement Agreement.

         4.       BAMMEL/TRIPLE LUTZ

                  a. LEGAL STRUCTURE. Three transactions comprise the Bammel Gas structure:

                           (i)      BAMMEL GAS TRUST TRANSACTION (DECEMBER
1997). Pursuant to this transaction HPL and HPLR (x) conveyed 80 bcf of Storage Gas to BGT, an entity held by

Sundance and BoA,(19) for $232 million and (y) received from BGT the right to use the transferred gas pursuant to a pressurization and storage gas borrowing agreement (which right was subsequently transferred on May 31, 2001 to BAM)(20). On May 31, 2001, HPL repurchased 25 bcf of such Storage Gas from BGT, leaving only 55 bcf of cushion gas with BGT.

                           (ii)     ASSET HOLDINGS TRANSACTION (NOVEMBER 1999).
ENE and HPL formed HPL Asset Holdings L.P. (n/k/a ENA Asset Holdings L.P., a Whitewing entity). HPL contributed its Bammel storage and gas transportation assets in consideration for a 99.89% limited partnership interest and a .01% general partnership interest in Asset Holdings. ENE indirectly contributed $1 million for a .1% limited partnership interest in Asset Holdings. Contemporaneously, Asset Holdings leased back the Bammel assets to HPL for an eighteen-year term (which lease rights were subsequently transferred to BAM on May 31, 2001 for an extended term through July 31, 2031), with a rent payment of approximately $86 million/year.

                  Concurrently, HPL contributed its general partnership interest in Asset Holdings to Blue Heron I LLC in exchange for a membership interest in Blue Heron I LLC, and then contributed its interest in Blue Heron I LLC, and its limited partnership interest in Asset Holdings to Whitewing LP in exchange for a limited partnership interest in Whitewing LP.

                           (iii)    PROJECT TRIPLE LUTZ (MAY 31, 2001). Through
a series of transactions (including the transfer by HPL of its limited partnership interest in Whitewing LP, its leasehold interest in the Prime Lease Assets and various other interests to BAM) and for an upfront payment of $726 million, including $274 million of prepaid lease payments (x) ENE sold the stock of HPL and HPLR, along with gas inventory, to AEP Holding, (y) AEP Holding obtained (A) a thirty-year sublease for the Prime Lease Assets, (B) a lease of the Bammel storage compressor site, the Looper pipeline system, Bammel compressors and metering equipment owned by BAM and used in connection with the operation of the leased assets and the Prime Lease Assets, and (C) the right to use certain cushion gas (55 bcf owned by BGT and 10.5 bcf owned by BAM) pursuant to a right to use agreement, dated May 31, 2001,(21) and (z) AEP Holding was granted a purchase option to purchase the Prime Lease Assets, the assets set forth in subsection (c) of this paragraph,(22) and the cushion gas.(23)

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

--------------------------
(19) Each of BoA's and Sundance's interest comprises 3% of BGT's overall capitalization.

(20) This right to use is set forth in the Amended and Restated Pressurization and Storage Gas Borrowing Agreement, dated as of May 30, 2001, by and among BAM, Asset Holdings, and the Bank of New York, as trustee of BGT.

(21) Payments of rent under the sublease are intended to compensate BAM for AEP Holding's use of the cushion gas under the right to use agreement.

(22)     These assets were leased via the sublease agreement.

(23)     AEP Holding has not exercised this option which, arguably, has expired.

                 b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

-------------
Blue Herron I                                 ENE___
Delaware LLC                                   |    |               --------
-------------                            100%  |    | 100%          Rawhide
Whitewing                                      |    |                  |
Delaware LP                                    |    |               LP |
-------------                                  |    |       GP         |
Peregrine                                      |  Ponderosa _______ Sundance        Bank of          Bank
Delaware LLC                                   |                       |           America        Syndicate
-------------                                  |                       |              |               |
     |                                         |                       | 50%      50% |               |
     |                                         |                       |______________|               |
     |                                         |                               |                      |
100% |                                         |                               | Equity               | Debt
     |                                         |                               | 6% cap ($14 mm)      | $218 mm
     |                                         |                               |                      |
------------------                                                             |                      |
ENA Assets Holding        -----------    ---------------  ---------------   ----------------          |
(Delaware LP)     _______ Prime Lease ___ BAM Lease Co  __ Press. Agmt   __ Bammel Gas Trust _________|
------------------        -----------    (Delaware Corp)__Purchase Option__
     |                                   ---------------  ---------------   ----------------
     |                                                                            /     \   \
     |                                   /    |     |                            /       \   \
     |                                  /     |     |                           /         \   55 BCF
     |                                 /      |     |                          /           \  Of gas
     |                                /       |     |                         /             \
     |             Owned Assets              Sub   Right                   Interest     Gas Mkt Agmt
     |             - Looper Pipeline        Lease   to                     rate/Gas          |
     |               System                   |     Use                    Swap              |
     |             - Compressors              |     |                        |               |
     |             - Metering Equipment       |     |                        |               |
     |             - 13.75 bcf of GAS           HPL                        Bank of          ENA
     |                                           |                         America       Marketing
Bammel Assets                                    |
- Storage Facility                               | 100%
- Houston Loop                                   |
- Texas City Loop                               AEP
- Software
- Storage Facility Equipment



                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. BAM currently has rights to 13.75 bcf of gas, 2.3 bcf of which is non-recoverable, in the Bammel storage facility plus ownership of certain other assets such as the Bammel storage compressor site, the Looper Pipeline System, compressors, and metering equipment. It also leases from ENA Asset Holdings, under the Prime Lease, the Bammel storage facility and related equipment, the Houston Loop, the Texas City Loop and software. In addition to the foregoing assets, ENA Asset Holdings also has potential claims against BAM in its bankruptcy that could affect the recovery of BAM's other creditors.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. BAM has potential liabilities under the pressurization agreement, Prime Lease, the sublease, and the right to use agreement, all described above. In addition, ENA Asset Holdings is a party to the pressurization agreement, Prime Lease and purchase option, all described above, and the Consent and Acknowledgement described below, pursuant to which it has potential liabilities.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. As part of the Bammel Gas Trust Transaction and pursuant to a performance guaranty amended and restated in connection with Project Triple Lutz, ENE guaranteed the punctual performance and payment of the obligations of BAM, Asset Holdings, and ENA under certain transaction documents, including the pressurization agreement with BGT, whether for indemnities, fees, swap payments and other advances, or payments thereunder. In addition, pursuant to an assurances and indemnity agreement, Enron guaranteed, for the benefit of AEP Holding, HPL and Lodisco, LLC, the payment and performance of the liabilities, indemnities, obligations, covenants and duties arising under certain agreements, including the sublease, right to use agreement and purchase option.

                  By virtue of a Consent and Acknowledgement Agreement containing language that may be subject to conflicting interpretations, Asset Holdings may be obligated to continue to acknowledge AEP Holdings' right to sublease the Bammel assets.

         5.       BCI NOTE

                  a. LEGAL STRUCTURE. In December 1999, ETB, a wholly owned indirect subsidiary of ENE, issued the ETB Note to EDF, a wholly owned indirect subsidiary of ENE. At the same time, Elektro, an indirect subsidiary of ENE, issued a $213,090,185.24 note to ETB on the same terms as the ETB Note.

                  In June 2000, in connection with the closing of a buy and sellback agreement entered into between ENE and BCI, ENE purchased the ETB Note from EDF at par. ENE and BCI then entered into the buy and sellback agreement in July 2000, whereupon ETB reissued the ETB Note to BCI. The buy and sellback agreement required BCI to purchase the ETB Note from ENE at par and required ENE to repurchase the ETB Note in June 2006, or sooner upon the occurrence of certain events, for the then-outstanding balance thereof.

                  b. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. ENE indirectly holds 100% of the capital stock of ETB. ETB holds a majority of the preferred shares of Elektro. With respect to ETB, the Elektro note to ETB may be considered an asset; however, such asset is offset by a corresponding liability pursuant to the ETB Note.

                  c. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The debt evidenced by the ETB Note and the Elektro note to ETB.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. As of the Initial Petition Date, the principal amount outstanding under the ETB Note was $213,090,185.24, for which ETB was primarily liable and ENE was a guarantor.

                  e. STRUCTURE RESOLUTION. As of December 31, 2002, the ETB Note's maturity was extended, its effective interest rate was reduced, and its semi-annual payment dates were modified. ENE's obligation to repurchase the note was extinguished. Additionally, Elektro effectively became a guarantor of ETB's obligations under the ETB Note.

         6.       BOB WEST TREASURE L.L.C.

                  a. LEGAL STRUCTURE. ENA formed BWT, a Delaware limited liability company, effective December 15, 1999. As of the Initial Petition Date, the membership interests in BWT consisted of ENA as the managing member, and LJM Norman and SE Thunderbird, both as members.

                  Prior to the Initial Petition Date, BWT entered into a series of agreements in connection with partially financing EEX Corporation's(24) acquisition of certain entities owned by Tesoro Petroleum Corporation and its affiliates. The entities acquired by EEX Corporation included EEX E&P, which, among other things, was engaged in exploration, production, gathering, transportation, and marketing of oil, natural gas, condensate, and associated hydrocarbons.

                  Pursuant to the BWT Forward Contract, BWT (i) prepaid EEX E&P $105 million to buy certain quantities of natural gas to be delivered over time and (ii) appointed EEX E&P as its marketing agent to sell the natural gas on BWT's behalf and deliver the gas proceeds to BWT on a monthly basis at the BWT Gas Index Price. EEX E&P's obligations to BWT under the BWT Forward Contract were secured by mortgages and security agreements on certain real and personal properties of EEX E&P. Moreover, pursuant to an undertaking agreement, EEX Corporation effectively guaranteed certain of EEX E&P's obligations to BWT under the BWT Forward Contract.

                  To hedge certain of its risks under the BWT Forward Contract, BWT entered into the BWT Swap with ENA to document: (a) a natural gas swap whereby ENA was to pay a fixed price in exchange for the BWT Gas Index Price and
(b) two interest rate swaps whereby BWT was to receive LIBOR and pay ENA a fixed rate. ENE guaranteed ENA's obligations under the BWT Swap and EEX E&P guaranteed BWT's obligations under the BWT Swap. BWT's obligations to ENA under the BWT Swap were secured by a second priority lien and security interest on certain of BWT's assets, including a second priority collateral assignment of all collateral granted to BWT by EEX E&P as security for EEX E&P's obligations under the BWT Forward Contract.

                  In addition to entering into the BWT Forward Contract and the BWT Swap, BWT made a $3 million capital contribution to acquire a 50% membership interest in EEX Reserves. EEX Reserves owns 100% of the equity of EEX E&P. Thereafter EEX Capital and BWT entered into a call agreement pursuant to which
(a) EEX E&P had the ability to terminate the BWT Forward Contract prior to its termination date and (b) EEX Capital had the ability to purchase BWT's membership interests in EEX Reserves.

                  In connection with the BWT Forward Contract, BWT obtained a $105 million loan from a syndicate of financial institutions led by RBC. The loan was secured by a first priority lien and security interest on all of the assets of BWT, including a collateral assignment of all collateral granted to BWT by EEX E&P as security for EEX E&P's obligations under the BWT Forward Contract. In connection with this loan, BWT purchased an insurance policy from EFR, guaranteed by Swiss Re, for the benefit of the lenders. EFR, in turn, entered into a swap arrangement with Enron Re, whereby Enron Re took the first loss position on the insurance policy up to $10 million, plus 10%, of any claim amounts thereafter. ENE guaranteed Enron Re's obligations under the swap arrangement. Immediately prior to March 31, 2003, Enron Re had exposure under the reinsurance swap.

-------------------------
(24) EEX Corporation is a third party entity and is not an affiliate of any of the Debtors.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.



                                    (GRAPH)

                               -----------------
                                ENA/LJM Norman/
                                 SE Thunderbird
                               -----------------
                                       |
                                       | Equity
          ISDA Master                  |
-----      Agreement        -----------------------  Loan Agreement  --------------
     ______________________                         ________________   Financial
 ENA                         Bob West Treasure LLC                    Institutions
-----                                               ____             --------------
  |                         -----------------------     |                  |
  |                                    |                |                  |
  |        Prepaid Purchase of Natural |                |                  |
  |                      Gas Agreement |                |                  | Insurance
  |                                    |                |                  | Policy
  |                         -----------------------     |                  |
  |                           EEX E&P Company, LP       | Equity           |
  |                         -----------------------     |                  |
  | Guaranty                           |                |             ------------
  |                             Equity |                |               Swiss Re
  |                                    |                |             ------------
  |                        -------------------------    |                  | ISDA Master
  |                        EEX Reserves Funding, LLC____|                  | Agreement
  |                        -------------------------                       |
  |                                    |                              ------------
  |                             Equity |                                Enron Re
  |                                    |                              ------------
-----                             ------------                             |
 ENE                                EEX Corp.                              | Guaranty
-----                             ------------                             |
  |________________________________________________________________________|


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, BWT's assets were comprised of the BWT Forward Contract, the security interests in EEX E&P's assets related thereto, and an equity interest in EEX Reserves.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Immediately prior to March 31, 2003, BWT (a) owed the financial institutions principal and interest under the BWT loan agreement, and (b) had exposure under the BWT Swap.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Prior to March 31, 2003, ENA had exposure under the BWT Swap. ENE was a guarantor of ENA's obligations under the BWT Swap and Enron Re's obligations under the reinsurance swap.

                  f. STRUCTURE RESOLUTION. In March 2003, ENE and ENA received approval of a settlement agreement that was entered into by and among EEX E&P, EEX Capital, BWT, ENA, Enron Re, EFR, RBC, in its capacities as administrative agent and collateral agent, Royal Bank of Canada (Caribbean) Corporation, in its capacity as bank insurance trustee (for purposes of specified provisions only), RBC Dominion Securities Inc. (for purposes of specified provisions only), and other transaction documents referenced therein, including mutual releases with certain of the parties. The comprehensive settlement generally provided for: (a) the termination of the BWT Forward Contract; (b) the exercise by EEX Capital of its call option under a call agreement between EEX Capital and BWT; and (c) from the proceeds received by BWT upon the termination of the BWT Forward Contract (together with other proceeds from BWT and from BWT's cash collateral account at RBC), the (i) repayment of principal and interest owed by BWT under the BWT loan agreement, (ii) repayment to EFR of amounts paid by EFR under an insurance policy, (iii) payment to ENA of amounts owing to ENA pursuant to the termination and settlement of the BWT Swap, and (iv) repayment to Enron Re of amounts, if any, paid by Enron Re in connection with the reinsurance swap (and not previously reimbursed to Enron Re). The settlement closed on March 31, 2003.

         7.       BRAZOS LP

                  a. LEGAL STRUCTURE. In December 2000, Brazos LP, a limited partnership formed under the laws of Delaware, received cash contributions from its limited partner (99.9999% interest) Brazos Trust, a Delaware business trust, and its general partner (0.0001% interest) Agave, a wholly owned subsidiary of ENA. The cash contributed by Brazos Trust as consideration for its limited partner interest in Brazos LP was generated from debt and equity issued by Brazos Trust to third-party financial institutions. In addition, this structure facilitated additional investments of debt and equity by financial institutions in Brazos Trust and in turn by Brazos Trust in Brazos LP.

                  Brazos LP's primary business purpose is to acquire, own, hold, operate, manage, and dispose of production payments and term overriding royalty interests and to engage in any other activities incidental, necessary, or appropriate to the foregoing. Brazos LP used cash contributions made primarily by its limited partner, Brazos Trust, to acquire such production payments and royalty interests from ENE affiliates and third parties from time to time. In December 2000, Brazos LP entered into (i) an ISDA Master Agreement with ENA and associated commodity and interest rate confirmations, and (ii) two commodity purchase and sale agreements for the sale of crude oil and natural gas to ERAC, an ENA affiliate, and ENA, respectively. Brazos LP subsequently entered into a gas purchase and sale agreement with ENA Upstream, an ENA affiliate.

                  In December 2000, Brazos LP retained Agave to act as servicer to perform certain operating activities and as balancer to advance money to Brazos LP, subject to certain conditions, should a shortfall occur in amounts owed to Brazos LP due to a timing difference between scheduled volumes of commodities to be delivered in a month and actual volumes of commodities delivered in that month.

                  ENE guaranteed its affiliates' obligations under the applicable transaction documents, except those of Brazos LP.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                 Production Payments/
             ----------------      Team Overriding       -----------------           ---------------
                                  Royalty Interests
                 Producers    --------------------------                                                      --------------
                                                                           99.9999%                   Equity
             ----------------                                              Interest      Brazos     ----------
                                      Commodity                           ----------      VPP                   Financial
                                       Purchase                                          Trust      ---------- Institutions
             ----------------          and Sale                                                        Debt
  Guaranty         ENE                Agreements                                                              --------------
 -----------    Affiliates    --------------------------
 |           ----------------
 |                                                             Brazos                ---------------
 |                                                               VPP
 |                                                             Limited
 |                                                           Partnership
 |
 |                 --------------                                                    ---------------
 |                                                                          0.0001%
 |                                                                         Interest
 |                                      ISDA Master                       ----------                           --------------
 |                                       Agreement                                      Agave          100%
 |                       ENA       ----------------------                              VPP, LLC      ----------      ENA
 |                                                                        ----------
 |                                                                         Balancing                           --------------
 |                                                                         Agreement
 |                 --------------                                                   ---------------
 |                       |                                                                 |
 |             Guaranty  |                                 ----------------                | Guaranty
 |                       |                                                                 |
 |                        ---------------------------------                 ----------------
 |                                                                ENE
  ---------------------------------------------------------

                                                           ----------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Brazos LP held four separate production payments and/or term overriding royalty interests which provide crude oil and natural gas to Brazos LP, and an ISDA Master Agreement with associated confirmations with ENA.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, (i) Brazos LP owed the delivery of crude oil and natural gas to ENA affiliates, (ii) Brazos LP may have owed a mark-to-market payment to ENA under the ISDA Master Agreement and associated confirmations between ENA and Brazos LP if they had been terminated, (iii) Brazos LP may have had cash distribution obligations to its contractual counterparties, including, without limitation, Agave, ENA Upstream, ERAC, and Brazos Trust, and (iv) Brazos Trust may have had cash distribution obligations to the holders of debt and equity instruments issued by Brazos Trust to third-party financial institutions.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA may have exposure to Brazos LP under the ISDA Master Agreement and related confirmations between ENA and Brazos LP upon termination and settlement thereof. Claims may be made against ENA, ENA Upstream and ERAC under commodity purchase and sale agreements with Brazos LP. ENE has guaranteed the obligations of ENA, Agave, ENA Upstream, and ERAC under various agreements between those entities and Brazos LP.

                  f. SIGNIFICANT ACTIVITY SINCE INITIAL PETITION DATE. As of April 19, 2002, Agave ceased being the general partner of Brazos LP. As of July 30, 2002, (i) Agave ceased being servicer and having balancing obligations to Brazos LP, (ii) Brazos LP and Brazos Trust waived certain claims against Agave for breach of its obligations as former general partner of Brazos LP and in respect of its servicing and balancing obligations to Brazos LP, and (iii) to the extent of such waivers, Brazos LP and Brazos Trust released ENE from its guarantee of those obligations.

         8.       CASH V

                  a. LEGAL STRUCTURE. In June 1997, EPMI assigned the rights to a stream of capacity payments from VEPCO to CashCo 5. CashCo 5 assigned its rights to the capacity payments to Cash V Trust. Cash V Trust issued notes and certificates in the amount of approximately $131 million to fund the purchase of the assigned capacity payments.

                  Cash V Trust retained EPMI to act as its servicer. The servicer has an obligation to provide liquidity to Cash V Trust in an amount no greater than approximately $3.9 million to cover timing delays associated with payment by VEPCO.

                  ENE guaranteed EPMI's obligations under the applicable transaction documents.

                  VEPCO terminated the capacity contract in November 2001.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                    (GRAPH)

    -------------------------
              EPMI
    -------------------------
        |           |
        |           |
        |    Assigns Accounts
        |           &
        |       Cash Flows
        |           |
        |           |
    -------------------------         Servicer        -------------------------
            CASHCo5          ------- Agreement -------       SERVICER
                                                              (EPMI)
    -------------------------                         -------------------------
        |           |
        |           |
        |      Contractual
        |         Assets
        |           |
        |           |                                   ---------------
        |           |                   ----------------     Notes
    -------------------------           |               ---------------
                              ----------
          CASH V Trust
                              ----------
    -------------------------           |
                                        |               ---------------
                                        ---------------   Certificates
                                                        ---------------



                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The structure holds a potential claim against VEPCO for termination damages.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Cash V Trust had obligations of approximately $68.3 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the obligations of EPMI.

         9.       CASH VI

                  A. LEGAL STRUCTURE. On June 19, 1998, ECTRIC, a Delaware corporation, assigned to ECTEF, a wholly owned non-Debtor subsidiary of ECTRIC, all of its rights and obligations pursuant to an in-the-money electricity derivative contract dated April 1, 1996, with British Energy Generation Limited, a wholly owned subsidiary of British Energy (formerly known as Nuclear Electric Limited and also AGR & PWR Co. Limited).

                  ECTEF assigned its rights to any payments under the contract to CashCo 6, a wholly owned subsidiary of ECTRIC. CashCo 6 in turn assigned its rights to any payments under the contract to Cash VI Trust.

                  Cash VI Trust issued $56,185,004.02 in notes to Barclays to fund its purchase of the contract payments from CashCo 6. The Cash VI Trust entered into swaps with ECTRIC to hedge its interest rate, currency, inflation, and power price risks. Cash VI Trust retained ECTRIC to act as its servicer.

                  ENE issued a performance guarantee to the Cash VI Trust, for the benefit of the noteholder, of the obligations of ECTEF, CashCo 6, and ECTRIC under the applicable transaction documents.

                  After the Initial Petition Date, ECTEF and British Energy Generation Limited entered into negotiations for a settlement of ECTEF's claims under the contract, but a settlement was never executed. On November 28, 2002, British Energy announced that it was seeking to negotiate a financial restructuring of the British Energy Group to avoid an English insolvency proceeding. ECTEF terminated the contract on December 9, 2002. Refer to Section IV.B.4.f., "British Energy" for further information.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)


                                           ---------------------------
                                                      ECTRIC
         ------------------                ---------------------------
          British Energy                               |
         ------------------                            |  Swaps
            |       |                                  |
   Fixed    |       |                      ---------------------------       $56 mm          ---------------
  Payment   |       |                                                 ----------------------
            |       |  Floating                  CASH 6 Trust                                    Lenders
            |       |  Payment                                        ----------------------
            |       |                      --------------------------- Principal & Interest  ---------------
            |       |                             |          |
            |       |                             |          |
            |       |                      $56mm  |          |
            |       |                             |          | Price Balancing Payment
            |       |                             |          |
            |       |          Floating           |          |
         -----------------     Payment     ---------------------------
                           ---------------
             ECTEF LLC     ---------------         CASHCo 6
                            Fixed Payment
         ----------------- --------------  ---------------------------
                                $56mm


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Cash VI Trust was the assignee of the proceeds under the derivative contract. As noted above, the British Energy Group is undergoing a restructuring. Refer to Section IV.B.4.f., "British Energy" for further information.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Cash VI Trust had note obligations to Barclays of approximately $50 million and swap obligations to ECTRIC of approximately $32 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE issued the performance guaranty noted above.

         10.      CERBERUS

                  a. LEGAL STRUCTURE. In November 2000, EAH assigned 11.5 million common shares of EOG Resources to Aeneas. In exchange for such assignment, EAH received a Class A membership interest in Aeneas and a right to receive a special distribution on the closing date after the execution of the amended and restated limited liability company agreement of Aeneas. The Class A Interest represented 100% of the voting interest and a .01% economic interest in Aeneas. However, EAH could not cause Aeneas to take certain actions, including to sell, or otherwise dispose of, the EOG Resources shares without the consent of Heracles Trust.

                  Aeneas issued a Class B membership interest to Psyche in exchange for a promissory note. Psyche then assigned the Class B membership interest to Heracles for $517.5 million and used the proceeds to repay the promissory note to Aeneas. Heracles entered into a facility agreement with RBC to fund the purchase of the Class B membership interest.

                  The structure was amended on January 31, 2001, primarily to incorporate Rabobank as the credit support provider to RBC. EAH assigned (i) its right to receive distributions from Aeneas to Psyche and (ii) its right to receive distributions from Psyche to RBC. EAH assigned all of its remaining interest in Aeneas and Psyche to EESO. RBC assigned the interests received from EAH to Rabobank.

                  Additionally, at the time of the amendment, Rabobank and RBC entered into a total return swap agreement pursuant to which Rabobank agreed to pay RBC an amount equal to the principal and interest payable by Heracles, and RBC agreed to pay Rabobank all amounts actually paid by Heracles under the facility agreement.

                  Rabobank and ENA entered into an equity-linked swap agreement for the scheduled term of the facility agreement, pursuant to which (i) ENA agreed to pay Rabobank (x) a floating rate based on LIBOR plus a margin on the approximate original principal amount borrowed under the facility agreement, and
(y) if the price per share realized by Rabobank upon the sale of a reference portfolio of EOG Resources stock is less than the strike price specified in the swap, an amount equal to the strike price minus the realized price multiplied by
11.5 million; and (ii) Rabobank pays ENA (x) amounts equal to dividends paid on the EOG Resources shares, and (y) if the price per share realized by Rabobank upon the sale of a reference portfolio of EOG Resources stock is greater than the strike price specified in the swap, an amount equal to the realized price minus the strike price multiplied by 11.5 million.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                               Cerberus Structure

                 ------------          Equity Linked Swap ------------
                     ENE               __________________   Rabobank  ------
                 ------------          |                  ------------     |
                      |                |                                   |
                      |                |                                   |
            --------------------       |                                   |
            |                  |       |                                   |
            | 100%             | 100%  |                                   |
  ------------                ----------                                   |
      EESO                        ENA                                      |
  ------------                ----------                                   |
       |                                                                   |
       |                                                                 Total
       --------------                                                    Return
                     |                                                   Swap
 A Membership        |                                                     |
   Interest          |                                  ------------       |
              ---------------   B Membership Interest     Heracles         |
                Aeneas LLC   ___________________________   Trust           |
              ---------------                           ------------       |
                                                         Loan |            |
                                                              |            |
                                                         ----------        |
                                                            RBC    --------
                                                         ----------


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Aeneas held 11.5 million shares of EOG Resources. These shares were sold in

November 2002, and the proceeds are in escrow. Refer to Section IV.B.5., "Asset Sales" for further information.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. $517 million loan from RBC.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA's obligations, and ENE's guaranty thereof, under the equity linked swap with Rabobank.

                  f. STRUCTURE RESOLUTION. In September, 2003 ENE, ENA, EESO and certain other Enron Companies, RBC, Rabobank, and the Creditors' Committee obtained Bankruptcy Court approval of a Settlement Agreement related to the Cerberus structure. Pursuant to the Settlement Agreement, among other things, (i) ENE received approximately $288 million, (ii) RBC received approximately $154 million, (iii) RBC retains an Allowed General Unsecured Claim against ENE in the amount of $226 million, (iv) all other proofs of claim related to the Cerberus structure have been withdrawn by the parties to the Settlement Agreement, and (v) the parties to the Settlement Agreement received certain mutual releases. On October 3, 2003, the parties to the Settlement Agreement consummated the transaction contemplated thereunder. On the same day, a notice of appeal of the approval order was filed by one of the parties that objected to the Settlement Agreement. The appeal is currently pending before the District Court for the Southern District of New York.

         11.      CITIBANK/DELTA PREPAYS

                  a. LEGAL STRUCTURE. At the Initial Petition Date, the six prepay transactions described below involving Citibank and Delta were outstanding. On the closing date of each transaction, ENA entered into two swap transactions, one with Delta and one with Citibank. Under one swap (i) the prepay counterparty made a prepayment of the fixed amount due under the swap to ENA, and (ii) ENA agreed to make (x) periodic floating payments based on the price of a barrel of crude oil multiplied by a set number of barrels, and (y) a final payment of not more than a capped amount set under the swap. Under the second swap, ENA (i) received from the swap counterparty a periodic floating payment based on the price of a barrel of crude oil multiplied by a set number of barrels, (ii) paid a periodic fixed payment, and (iii) paid a final payment of not less than the transaction amount minus a floating amount based on the price of a barrel of crude oil multiplied by a set number of barrels. ENE understands that Citibank and Delta entered into related transactions on each closing date, but ENE has no information related to the performance under, or possible termination of, those transactions. The following is a brief summary of the transactions on each closing date:

---------------------------------------------------------------------------------------------------------------------------
  TRANSACTION                         TRANSACTION                          PREPAY                           SWAP
      DATE                               AMOUNT                         COUNTERPARTY                    COUNTERPARTY
---------------------------------------------------------------------------------------------------------------------------
 December 1999                        $800,000,000                         Delta                          Citibank
---------------------------------------------------------------------------------------------------------------------------
 February 2000                 (pound) 206,750,000                         Delta                          Citibank
---------------------------------------------------------------------------------------------------------------------------
  August 2000                         $475,000,000                        Citibank                         Delta
---------------------------------------------------------------------------------------------------------------------------
    May 2001                          $475,000,000                        Citibank                         Delta
---------------------------------------------------------------------------------------------------------------------------
    May 2001                   (pound) 109,500,000                        Citibank                         Delta
---------------------------------------------------------------------------------------------------------------------------
    May 2001                    (euro) 170,000,000                        Citibank                         Delta
---------------------------------------------------------------------------------------------------------------------------

                  b.       STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.


                                    (GRAPH)

                        -------------------------------
                                      Swap
                                  Counterparty
                        -------------------------------
                                              Periodic fixed payment*
      Periodic floating payment                  final payment
      --------------------------             ------------------------
            Periodic fixed payment*       Periodic floating payment
               final payment
           --------------------------     -------------------------


                        Periodic floating payments*
  -------------               final payment                    -------------
      ENA          ---------------------------------------
   Guaranteed                                                     Prepay
    by ENE         ---------------------------------------     Counterparty
  -------------               Prepay (fixed                    -------------
                            amount at closing)


                  c. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA, and ENE as guarantor, are obligated under the swap transactions described above.

         12.      CORNHUSKER

                  a. LEGAL STRUCTURE. ENA indirectly owns 100% of the sole limited partner (10%) in Ponderosa Ltd., which owns a 263-MW cogeneration facility located in Cleburne, Texas. DPC indirectly owns 100% of the general partner interests (90%) in Ponderosa Ltd.

                  DPC's wholly owned subsidiary, PPE, entered into the PPE loan agreement with various financial institutions to finance a portion of its acquisition of the general partner interests in Ponderosa Ltd. Contemporaneous with the PPE loan agreement, DPC Ponderosa, the direct 100% parent of PPE, and KBC, the agent to the financial institutions party to the PPE loan agreement, entered into the DPC option agreement, whereby KBC, as agent, was granted an irrevocable option to purchase all of DPC Ponderosa's interest in PPE.

                  Also contemporaneous with the execution of the PPE loan agreement and the DPC option agreement, ENE entered into the Cornhusker swap with KBC, in its capacity as agent for the financial institutions, pursuant to which ENE (or its designee) was granted an irrevocable option to purchase (i) the interest in the obligations of PPE under the PPE loan agreement or (ii) the interest in PPE obtained through the exercise of the purchase option under the DPC option agreement.

                  Also under the Cornhusker swap, ENE agreed to make fixed quarterly payments to KBC equal to the cost of carry on the principal amount outstanding under the PPE loan agreement, plus the commitment fee for a revolving credit commitment under the PPE loan agreement. KBC agreed to make quarterly payments to ENE of all amounts received from PPE in respect of the loans made under the PPE loan agreement. The Cornhusker swap also provided that upon the maturity or acceleration of the loans under the PPE loan agreement, ENE will pay to KBC all principal, interest, and other sums due to KBC on such date, and KBC will pay to ENE all monies received from PPE in respect of the loans as of such date.

                  Additionally, PPE and ENA entered into three agreements associated with PPE's indirect ownership interests in Ponderosa Ltd.: (a) a corporate services agreement whereby ENA is to provide, either itself or through affiliates or subcontractors, corporate, administrative, staffing, and project and asset management support services; (b) an oral gas management agreement whereby ENA is to provide gas management services to Ponderosa Ltd.; and (c) a consulting services agreement whereby PPE is to provide consulting services to ENA on matters relating to the development and implementation of energy strategies in Texas.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                   (GRAPH)

   ----------                                          ----------------
      ENE                                                 Delta Power
   ----------                                            Company, LLC
       |                                               ----------------
       |                                                     || 100%
       |                                                     ||
       |                              Option          ----------------
       | 100%                    ____________________      DPC
       |                         |                     Ponderosa, LLC
       |                         |                    ----------------
       |                         |                           ||
       |                         |                           || 100%
   -----------               ---------                 ----------------
                Total Return                            Ponderosa Pine
      ENA         Swap        Lenders   Loan Agreement    Energy, LLC
              _______________         ________________     ("PPE")
   -----------               ---------                 ----------------
       |                                                     ||
       | 100%                                                ||
       |                                   __________________||
-----------------             _____________|__________________|_________
  ECT Merchant                |            |                  |         |
Investments Corp.             | 100%       |                  |         |
-----------------             |            |                  |         |
       |              ----------------     |                  |         |
       |               Ponderosa Pine      |                  |         |
       | 100%          Energy, Inc.(1)     | 99.00%           |  100%   | 100%
       |              ----------------     |  (LP)            |         |
       |                      |            |                  |         |
 ----------------             | 1.00%      |                  |         |
      KUCC                    | (GP)       |                  |         |
   Cleburne LLC               |   -----------------   ---------  ---------------
 ----------------             |
       |                      ___        "A"             "B"           "C"
       |
       | 10.00%                   -----------------   ---------  ---------------
       | (LP)                            | 55.00%             | 13.37%  | 21.63%
       |                                 | (GP)               | (GP)    | (GP)
       __________________________________|____________________|_________|
                                         |
                                         |
                                  ------------------
                                       Ponderosa
                                      Pine Energy
                                   Partners, Ltd.(3)
                                       ("PPEP")
                                  ------------------

(1) f/k/a Tenaska IV, Inc.
(2) f/k/a Tenaska IV Partners, Ltd.
(3) f/k/a Tenaska IV Texas Partners, Ltd.


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Ponderosa Ltd. owns a 263-MW cogeneration facility located in Texas and associated contracts.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The lenders to PPE had outstanding approximately $216.4 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE's payment obligations under the Cornhusker swap.

         13.      DESTEC PROPERTIES LIMITED PARTNERSHIP

                  a. LEGAL STRUCTURE. In September 1997, DPLP, a wholly owned subsidiary of ENA, assigned its rights to royalty payments due from HL&P to CoalCo for $110 million. CoalCo, in turn, assigned such rights to the royalty payments to the DPLP Trust for $110 million.

                  The DPLP Trust issued $150 million of notes with a maturity date of February 5, 2013. ENA entered into a swap agreement with DPLP Trust whereby ENA paid the monthly interest obligation of the Trust and ENA received a floating payment. ENA also received approximately $40 million for entering into the swap. A $9 million letter of credit issued by Toronto Dominion Bank to the DPLP Trust provides residual credit support to the DPLP Trust. ENE guaranteed the obligations of CoalCo and DPLP under each of the applicable transaction documents.

                  The DPLP Trust originally retained DPLP to act as its servicer, but DPLP was removed as servicer after the Initial Petition Date. On December 4, 2001, the DPLP Trust terminated the swap agreement with ENA.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                                  -------------------
                                                        HL & P
                                                  -------------------
                                                           |  Royalty
                                                           |  Payments
                                                  -------------------
       -------------------------------------------        DPLP
       | Performance                              -------------------
       |   Guaranty                   Purchase Price   |         |  Sale of Payments
       |                                 ($110mm)      |         |
----------------                                  -------------------
      ENE       ----------------------------------       CoalCo
----------------        Performance Guaranty      -------------------
       |                                               |         |
       | Performance                 Contractual Asset |         |
       |  Guaranty                    Purchase Price   |         |     Sale of
       |                                 ($110M)       |         | Contractual Asset
       |                                               |         |
----------------                                  -------------------  Residual Credit Enhancement  ------------------
      ECT        ---------------------------------    DPLP Trust      ------------------------------ Letter of Credit
----------------          Swap Agreement          -------------------                               ------------------
                ----------------------------------     |         |
                                           $150MM      |         |   Trust Notes
                                                       |         |
                                                  -------------------
                                                         Lenders
                                                  -------------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The DPLP Trust has a potential claim under the terminated swap with ENA and a potential claim on the remaining royalty payments from HL&P.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the DPLP Trust had note obligations of approximately $110 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENA's obligations described above and ENE's guaranty of ENA's obligations.

         14.      E-NEXT

                  a. LEGAL STRUCTURE. E-Next is a Delaware limited liability company established in late 2000 to acquire, own, develop, construct, operate, and maintain the E-Next Projects. E-Next pursues its objectives through itself and certain of its subsidiaries. E-Next obtains its funding for the E-Next Projects from equity and debt, which is provided by various financial institutions.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

         ----------------              ----------------------
                              Debt
            Financial     ----------     E-Next Generation
          Institutions       Equity            LLC
                          ----------
         ----------------              ----------------------
                                        |                   |
                        Purchase        |                   |  Development and
                       Agreements/      |                   |   Construction
                        Contracts       |                   |      Manager
                                        |                   |
                                        |                   |
                                ---------------        ----------
                                    E-Next                 ENA
                                   Projects
                                ---------------        ----------
                                                            |
                                                            |
                                                            |
                                                            | Guaranty
                                                       ----------
                                                           ENE
                                                       ----------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, E-Next held purchase agreements for the manufacture of one 7FA simple cycle turbine, one heat recovery steam generator, and one steam turbine. All three contracts were terminated after the Initial Petition Date.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the debt and equity holders had funded approximately $21 million for progress payments that E-Next had made to the equipment manufacturers.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. As of the Initial Petition Date, ENA, as the development and construction manager for E-Next, owed the debt and equity holders their outstanding funded amounts (approximately $21 million).

         15.      ENRON CAPITAL LLC

                  a. LEGAL STRUCTURE. In October 1993, ENE formed Enron Capital LLC to facilitate the issuance of $200 million in preferred equity. Enron Capital LLC, a limited life company organized under the laws of Turks and Caicos Islands, was initially a wholly owned subsidiary of ENE. As part of this financing, the LLC sold 8.55 million shares of 8% Cumulative Guaranteed MIPS with a $25 per share liquidation preference to the public. The proceeds of the offering (together with the initial capital contribution that ENE made to the LLC) were loaned by the LLC to ENE, and are evidenced by a subordinated loan. ENE paid for the expenses and commissions relating to the offering. Enron Capital LLC exists solely for the purpose of issuing the partnership preferred securities and loaning the proceeds to ENE. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

                  b. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant asset associated with the structure is the ENE obligation to repay the proceeds lent by Enron Capital LLC to ENE.

                  c. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Enron Capital LLC issued 8.55 million shares of 8% Cumulative Guaranteed MIPS with a $25 per share liquidation preference to the public. ENE guaranteed the payment of the liquidation preference and the monthly dividends relating to the MIPS, as more fully described below. There are no other liabilities in the structure.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) any accumulated arrears and accruals of unpaid dividends on the MIPS securities that had been declared out of monies legally available, (B) the redemption price, including any accumulated arrears and accruals of unpaid dividends on the MIPS securities that had been declared, along with the amount payable upon redemption of the MIPS out of monies legally available, and (C) upon a liquidation of the LLC, the lesser of (i) the aggregate of the liquidation preference and all accumulated arrears and accruals of unpaid dividends (whether or not declared) on the MIPS securities to the date of such payment, and (ii) the amount of assets of the LLC remaining available for distribution in liquidation to the holders of the MIPS securities. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

         16.      ENRON CAPITAL RESOURCES

                  a. LEGAL STRUCTURE. In May 1994, ENE formed Enron Capital Resources, L.P. to facilitate the issuance of $75 million in preferred equity. Enron Capital Resources, L.P., a limited partnership organized under the laws of Delaware, was initially a wholly owned subsidiary of ENE. As part of this financing, the LP sold 3 million limited partnership interests designated as 9% Cumulative Preferred Securities with a $25 per share liquidation preference to the public. The proceeds of the offering (together with the initial capital contribution that ENE made to the LLC) were loaned by the LP to ENE, and are evidenced by a subordinated loan. ENE paid for the expenses and commissions relating to the offering. Enron Capital Resources, L.P. exists solely for the purpose of issuing the preferred securities and loaning the proceeds to ENE. ENE is the sole general partner of the LP.

                  b. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant asset associated with the structure is the ENE obligation to repay the proceeds lent by Enron Capital Resources, L.P. to ENE.

                  c. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Enron Capital Resources, L.P. sold 3 million limited partnership interests designated as 9% Cumulative Preferred Securities with a $25 per share liquidation preference to the public. ENE guaranteed the payment of the liquidation preference and the monthly dividends relating to the preferred securities, as more fully described below. There are no other liabilities in the structure.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) any accumulated arrears and accruals of unpaid distributions on the preferred securities that had been declared out of monies legally available, (B) the redemption price, including any accumulated arrears and accruals of unpaid distributions on the preferred securities that had been declared, along with the amount payable upon redemption of the preferred securities out of monies legally available, and (C) upon a liquidation of the LP, the lesser of (i) the aggregate of the liquidation preference and all accumulated arrears and accruals of unpaid distributions (whether or not declared) on the preferred securities to the date of such payment, and (ii) the amount of assets of the LP remaining available for distribution in liquidation to the holders of the preferred securities. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

         17.      ENRON CAPITAL TRUST I

                  a. LEGAL STRUCTURE. In November 1996, ENE formed ECT I and EPF I to facilitate the issuance of $200 million in trust originated preferred securities, or TOPRS.

                  ECT I, a Delaware statutory business trust, was initially created as a wholly owned affiliate of ENE. As part of this financing, the trust sold 8 million shares of 8.30% TOPRS with a $25 per share liquidation value to the public. Approximately 99% of the proceeds of the offering were used by ECT I to purchase 8.30% partnership preferred securities of EPF I, a Delaware limited partnership, while the remaining funds were used to purchase highly rated debt securities from entities not affiliated with ENE. ENE guaranteed payment of the TOPRS to the limits that funds were available in ECT I, and such guaranty was subordinated to be on a parity with the highest priority of preferred stock of ENE.

                  EPF I was established for the sole purpose of issuing partnership interests to ECT I and investing the proceeds in securities of ENE and its affiliates as well as highly rated debt securities from unaffiliated entities. ENE owned all partnership interests in EPF I, other than the partnership preferred securities, and served as EPF I's general partner. After the sale of partnership interests to ECT I, ENE caused EPF I to use 99% of the proceeds to purchase subordinated debentures of ENE, debentures of ENA, and debentures of ETS, and to use 1% to invest in outside investments.

                  Under the documents governing EPF I, distributions on partnership preferred securities from income or dividends to the partnership were to be made in the sole discretion of ENE, as general partner. ENE, as general partner, also had the right, subject to the conditions set forth in the documents governing EPF I, to replace any of the debentures held by EPF I with equity or debt securities of affiliates of ENE.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                (GRAPH)

                              -------------                  ------------
                                   ENE                            ENE
                              -------------                  ------------
                                   |                               |
                   ENE             | General                       | 100% Common
               Guaranteed          | Partner    Partnership        |   Stock
              Subordinated         |             Preferred         |
------------      Notes       -------------     Securities   -------------
   Enron      -------------   Enron           --------------    Enron
 Companies                    Preferred                         Capital
              -------------   Funding, L.P.   --------------    Trust I
------------       $          -------------          $       -------------
                                                               |     |
                                                               |     |
                                                            $  |     |  8.30%
                                                               |     |  TOPrS
                                                               |     |
                                                               |     |
                                                             -------------
                                                               Investors
                                                             -------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant assets associated with the structure are ENE subordinated debentures, ENA debentures, ETS debentures, and a small amount of highly rated debt securities from entities not affiliated with ENE, comprised mainly of highly rated fixed income securities (current balance of approximately $2.5 million). The subordinated debentures purchased by the partnership from ENE had 20-year terms and ranked junior to all senior indebtedness of the company. The debentures purchased by the partnership from ENA and ETS had 20-year terms and ranked pari passu with senior indebtedness of these Debtors, respectively.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. ECT I issued 8 million shares of 8.30% TOPRS with a $25 per share liquidation value to the public. There are no other liabilities in the structure.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) all accrued but unpaid distributions on the TOPRS securities to the extent that funds were available in ECT I for such distributions, (B) the amount payable upon redemption of the TOPRS to the extent that sufficient funds are available in ECT I, and (C) generally, the liquidation value of the TOPRS to the extent that there are sufficient assets in the trust available for distribution. ENE also provided these guarantees to EPF I with respect to the payment of partnership distributions and liquidation amounts, if necessary, provided that the funds were available in the partnership for such distributions.

                  Additionally, ENE fully and unconditionally guaranteed payments in respect of the debt issued by ENE and its affiliates to EPF I. All of the guarantees issued by ENE may constitute contractually subordinated unsecured obligations of the company and rank subordinate and junior to all other liabilities of the company and rank pari passu with the most senior preferred stock issued by ENE and with any guarantee entered into by the company in respect of preferred securities issued by any affiliate.

                  f. STRUCTURE RESOLUTION. National City Bank, as Property Trustee for ECT I, filed proofs of claim against (1) ETS for amounts owed under the ETS debentures, (2) ENA for amounts owed under the ENA debentures, and (3) ENE for amounts owed under the ENE subordinated debentures and various guarantees made by ENE. The Plan incorporates a settlement of these claims resulting in, among other things, (1) an Allowed ENA Debenture Claim equal to the sum of (a) the outstanding principal amount of ENA Debentures ($50,944,000) and (b) unpaid interest with respect to the ENA Debentures that accrued during the period prior to the Initial Petition Date ($668,994), (2) an Allowed ETS Debenture Claim equal to the sum of (a) the outstanding principal amount of the ETS Debentures ($50,944,000), (b) unpaid interest (including Additional Interest, as such term is defined in the respective indentures pursuant to which the ETS Debentures were issued) which accrued on the ETS Debentures during the period prior to the Initial Petition Date ($668,994), and (c) 100% of the interest (including Additional Interest) accrued on the ETS Debentures during the period from the Initial Petition Date up to and including the Effective Date ($9,325,911), assuming an Effective Date of January 31, 2004, (3) an Allowed Enron TOPRS Debenture Claim equal to the sum of (a) the outstanding principal amount of Enron TOPRS Debentures ($318,376,000) and (b) unpaid interest with respect to the Enron TOPRS Debentures that accrued during the period prior to the Initial Petition Date ($4,180,896), and (4) a release and waiver of any other claims, causes of action, objections to claims, or other challenges related to this transaction. Pursuant to the Plan, National City Bank, as Property Trustee for holders of TOPRS issued by ECT I, may elect to receive additional Cash distributions in lieu of CrossCountry Common Stock, PGE Common Stock, and Prisma Common Stock which such holder would have received as the ultimate beneficiary of the Allowed ETS Debenture Claim held by EPF I; provided, however, that such option shall only become effective in the event that (i) the holders of the TOPRS vote their ETS Debenture Claims such that, if such ETS Debenture Claims were deemed to be a separate class of claims, such class would be deemed to have accepted the Plan and (ii) the Confirmation Order is entered by the Bankruptcy Court and becomes a Final Order. Additionally, National City Bank, as the holder of an Allowed ENE TOPRS Debenture Claim for the benefit of holders of TOPRS, will receive distributions under the Plan subject to the contractual subordination rights of holders of Allowed General Unsecured Claims against ENE.

         18.      ENRON CAPITAL TRUST II

                  a. LEGAL STRUCTURE. In January 1997, ENE formed ECT II and EPF II to facilitate the issuance of $150 million in trust originated preferred securities, or TOPRS.

                  ECT II, a Delaware statutory business trust, was initially created as a wholly owned affiliate of ENE. As part of this financing, the trust sold 6 million shares of 8.125% TOPRS with a $25 per share liquidation value to the public. Approximately 99% of the proceeds of the offering were used by ECT II to purchase 8.125% partnership preferred securities of EPF II, a Delaware limited partnership, while the remaining funds were used to purchase highly rated debt securities from entities not affiliated with ENE. ENE guaranteed payment of the TOPRS to the limits that funds were available in ECT II, and such guaranty was subordinated to be on a parity with the highest priority of preferred stock of ENE.

                  EPF II was established for the sole purpose of issuing partnership interests to ECT II and investing the proceeds in securities of ENE and its affiliates as well as entities not affiliated with ENE. ENE owned all partnership interests in EPF II, other than the partnership preferred securities, and served as EPF II's general partner. After the sale of partnership interests to ECT II, ENE caused EPF II to use 99% of the proceeds to purchase subordinated debentures of ENE, debentures of ENA and debentures of ETS, and to use 1% to invest in outside investments.

                  Under the documents governing EPF II, distributions on partnership preferred securities from income or dividends to the partnership were to be made in the sole discretion of ENE, as general partner. ENE, as general partner, also had the right, subject to the conditions set forth in the documents governing EPF II, to replace any of the debentures held by EPF II with equity or debt securities of affiliates of ENE.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                              -------------                  ------------
                                   ENE                            ENE
                              -------------                  ------------
                                   |                               |
                   ENE             | General                       | 100% Common
               Guaranteed          | Partner    Partnership        |   Stock
              Subordinated         |             Preferred         |
------------      Notes       -------------     Securities   -------------
   Enron      -------------   Enron           --------------    Enron
 Companies                    Preferred                         Capital
              -------------   Funding, L.P.   --------------    Trust I
------------       $          -------------          $       -------------
                                                               |     |
                                                               |     |
                                                            $  |     |  8.30%
                                                               |     |  TOPrS
                                                               |     |
                                                               |     |
                                                             -------------
                                                               Investors
                                                             -------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant assets in the structure are ENE subordinated debentures, ENA Debentures, ETS debentures, and a small amount of highly rated debt securities from entities unaffiliated with ENE, comprised mainly of highly rated fixed income securities (current balance of approximately $1.9 million). The subordinated debentures purchased by EPF II from ENE had 20 year terms and ranked junior to all senior indebtedness of the company. The debentures purchased by the partnership from ENA and ETS had 20-year terms and ranked pari passu with senior indebtedness of these Debtors, respectively.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. ECT II issued 6 million shares of 8.15% TOPRS with a $25 per share liquidation value to the public. There are no other liabilities in the structure.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the payment in full of (A) all accrued but unpaid distributions on the TOPRS securities to the extent that funds were available in ECT II for such distributions, (B) the amount payable upon redemption of the TOPRS to the extent that sufficient funds are available in ECT II, and (C) generally, the liquidation value of the TOPRS to the extent that there are sufficient assets in ECT II available for distribution. ENE also provided these guarantees to EPF II with respect to the payment of partnership distributions and liquidation amounts, if necessary, provided that the funds were available in EPF II for such distributions.

                  Additionally, ENE fully and unconditionally guaranteed payments in respect of the debt issued by ENE and its affiliates to EPF II. All of the guarantees issued by ENE may constitute contractually subordinated unsecured obligations of the company and rank subordinate and junior to all other liabilities of the company and rank pari passu with the most senior preferred stock issued by ENE and with any guarantee entered into by the company in respect of preferred securities issued by any affiliate.

                  f. STRUCTURE RESOLUTION. National City Bank, as Property Trustee for ECT II, filed proofs of claim against (1) ETS for amounts owed under the ETS debentures, (2) ENA for amounts owed under the ENA debentures, and (3) ENE for amounts owed under the ENE subordinated debentures and various guarantees made by ENE. The Plan incorporates a settlement of these claims resulting in, among other things, (1) an Allowed ENA Debenture Claim equal to the sum of (a) the outstanding principal amount of ENA Debentures ($50,944,000) and (b) unpaid interest with respect to the ENA Debentures that accrued during the period prior to the Initial Petition Date ($668,994), (2) an Allowed ETS Debenture Claim equal to the sum of (a) the outstanding principal amount of the ETS Debentures ($50,944,000), (b) unpaid interest (including Additional Interest, as such term is defined in the respective indentures pursuant to which the ETS Debentures were issued) which accrued on the ETS Debentures during the period prior to the Initial Petition Date ($668,994), and (c) 100% of the interest (including Additional Interest) accrued on the ETS Debentures during the period from the Initial Petition Date up to and including the Effective Date ($9,325,911), assuming an Effective Date of January 31, 2004, (3) an Allowed Enron TOPRS Debenture Claim equal to the sum of (a) the outstanding principal amount of Enron TOPRS Debentures ($318,376,000) and (b) unpaid interest with respect to the Enron TOPRS Debentures that accrued during the period prior to the Initial Petition Date ($4,180,896), and (4) a release and waiver of any other claims, causes of action, objections to claims, or other challenges related to this transaction. Pursuant to the Plan, National City Bank, as Property Trustee for holders of TOPRS issued by ECT II, may elect to receive additional Cash distributions in lieu of CrossCountry Common Stock, PGE Common Stock, and Prisma Common Stock which such holder would have received as the ultimate beneficiary of the Allowed ETS Debenture Claim held by EPF II; provided, however, that such option shall only become effective in the event that (i) the holders of the TOPRS vote their ETS Debenture Claims such that, if such ETS Debenture Claims were deemed to be a separate class of claims, such class would be deemed to have accepted the Plan and (ii) the Confirmation Order is entered by the Bankruptcy Court and becomes a Final Order.

Additionally, National City Bank, as the holder of an Allowed ENE TOPRS Debenture Claim for the benefit of holders of TOPRS, will receive distributions under the Plan subject to the contractual subordination rights of holders of Allowed General Unsecured Claims against ENE.

         19.      ENRON CENTER NORTH SYNTHETIC LEASE

                  a. LEGAL STRUCTURE. In April 1997, ENE refinanced an existing synthetic lease on the Enron Building through a new synthetic lease arrangement. To effect the refinancing, Brazos, a third-party limited partnership owned by financial institutions, acquired the fee interest in the Enron Building from Enron Houston Headquarters Trust (State Street, as Trustee) for $284.5 million. The purchase by Brazos was financed with proceeds of the Smith Street Loan and Smith Street Equity. Contemporaneous with such financing, Brazos and OPI, an ENE affiliate, entered into a lease, pursuant to which OPI was granted a leasehold interest in the Enron Building. OPI assigned the lease to ELP, an ENE affiliate, and the obligations of ELP under the lease were guaranteed by ENE. ELP and ENE thereafter entered into a sublease, pursuant to which ELP subleased the Enron Building to ENE, the rights and obligations of which were subsequently assigned by ENE to EPSC, a subsidiary of ENE. The Smith Street Loan is secured by a lien on the real property constituting the Enron Building and a collateral assignment of all interest of Brazos in the lease and the ENE guaranty. The lease expired in April 2002, and ENE and its affiliates have been occupying the Enron Building pursuant to forbearance arrangements described in the structure resolution section below.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

     ---------  Guarantee
        ENE   ---------------
     ---------               |
         |                   |
         |                   |
         |                   |
     ---------               ---------- Synthetic Lease --------------
       ESPC   ---------------    ELP   -----------------    Brazos
     ---------    Sublease   ----------                 --------------
                Arrangements                        Equity  |    |   Debt
                                                   $8.5 mln |    | $276 mln
                                                            |    |
                                                        --------------
                                                          Financial
                                                         Institutions
                                                        --------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The only asset included in the synthetic lease structure is the Enron Building.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Brazos incurred the Smith Street Loan in the original principal amount of $275,965,000. As security for this loan, Brazos assigned to the banks its rights, title, and interest in both the lease to OPI and the corporate guarantee from ENE.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the life of the lease, ELP had various financial obligations guaranteed by ENE, including but not limited to payment for rent, insurance, maintenance, and taxes. As of end of the lease, the parties to the structure may have certain options which include, without limitation: (i) ELP could refinance the lease;
(ii) ELP could purchase the Enron Building for $284,500,000; or (iii) if ELP neither refinanced the lease nor purchased the Enron Building, then the Enron Building could be sold to a third party, and to the extent of any deficiency between the amount of sales proceeds and structure liabilities, ENE might be liable for up to approximately $284,500,000. Application and interpretation of the terms of documents governing this structure will determine the priority of the ultimate distribution of any amounts received in respect of structure liabilities and sales of structure assets among the third-party holders of structure debt and equity, and ELP and ENE.

                  f. SIGNIFICANT ACTIVITY SINCE INITIAL PETITION DATE. On May 14, 2002, JPMCB, as agent for the bank syndicate, ELP, ENE, and EPSC entered into a forbearance agreement in which the banks agreed not to pursue before April 1, 2003 any rights and remedies that may be available to them as a result of defaults asserted by the banks under certain structure documents in exchange for (A) ENE paying all due but unpaid rent and amounts under certain parking, building, and common area services agreements as of May 14, 2002, (B) ENE paying rent monthly in reducing amounts as outlined in the agreement, (C) ENE paying 2001 and 2002 property taxes, (D) ENE maintaining adequate insurance on the Enron Building, and (E) ENE remaining current on certain parking, building, and common area services agreements. The initial forbearance agreement was subsequently amended twice to, among other things, extend the forbearance period until April 30, 2003 and May 31, 2003, and reduce the amount of rent payable and space occupied by ENE and its affiliates. The initial forbearance agreement then was further amended in May 2003 to (a) effectively extend the forbearance period until March 31, 2004, (b) provide for a sale of the Enron Building pursuant to an auction to be conducted under the supervision of the Bankruptcy Court on a date not later than November 15, 2003, (c) provide for a deed in lieu of foreclosure of the Enron Building to JPMCB, as agent for the banks, on December 31, 2003 if the auction sale has not been consummated, (d) provide for the form of lease to be entered into by the new owner of the Enron Building upon a title transfer under either preceding clause (b) or (c), with such lease expiring March 31, 2004 and being on substantially the same economic terms for the same occupancy as provided in the amended forbearance agreement, and (e) provide the methodology for calculating any deficiency claim, taking into account the sales price of the Enron Building in the auction or its appraised value in the event of a deed in lieu of foreclosure.

                  On September 2, 2003, an affiliate of JPMCB, as subagent for the bank syndicate, credit bid $90 million to foreclose upon the interests of Brazos in the Enron Building. The foreclosure does not affect the interests of ENE and its affiliates in the Enron Building or the sale of the Enron Building contemplated by the forbearance arrangements described above. The occupancy rights of ENE and its affiliates remain protected under the terms of such forbearance arrangements.

         20.      ENRON CORP. "EQUITY FORWARDS"

                  a. LEGAL STRUCTURE. ENE entered into certain agreements with various counterparties that have at times been referred to as "Equity Forwards" and "Equity Swaps" and purport to provide, in general and among other terms, that ENE would purchase a specified number of shares of its common stock at a fixed price on a pre-set future date, or ENE would make periodic payments on pre-set future dates based on a contractual formula tied to the price of its common stock.

                  b. SIGNIFICANT POTENTIAL LIABILITIES OF THE DEBTORS. In connection with the foregoing, a claim has been asserted by one counterparty alleging that ENE obligated itself under an agreement which purports to provide for a note payable obligation to the counterparty in an amount in excess of $173 million, and claims have also been asserted by at least two other counterparties alleging that ENE is liable to them under agreements in amounts totaling in excess of $125 million.

         21.      ENRON EQUITY CORP.

                  a. LEGAL STRUCTURE. In December 1994, ENE formed Enron Equity to hold indirect interests in certain international assets and to issue preferred stock through a private placement to third-party investors. Enron Equity sold 880 shares of 8.57% preferred stock for $88 million. Enron Equity used the funds received in the private placement to purchase investments, including (1) $35,568,509 of 9.142% Perpetual Second Preferred Stock of ENE, (2) an 8.645% 5-year, fixed rate senior unsecured note of ENE in the amount of $59,280,848, (3) an 8.831% 30-year, fixed rate senior unsecured note of ENE in the amount of $22,651,212 and (4) a 5-year warrant to purchase an additional $59,280,848 of 8.645% 5-year, fixed rate senior unsecured notes of ENE. In April 1996, Enron Equity sold 150 shares of 7.39% preferred stock for $15 million. Enron Equity used the funds received to purchase additional notes from ENE.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                     -------------------   100%
                                             ENE         -------
                                     -------------------       |
                                              |                |
                                              | 85%            ----------
                                              | Common            ACFI
                                              | Stock          ----------
                        $103mm Pref.          |                 |
    -------------------   Shares     -------------------        |
     3rd Party Holders  ------------  Enron Equity Corp  --------
    -------------------              -------------------   15%
                                                           Common
                                                           Stock


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Based on a preliminary review of currently available books and records, Enron Equity currently holds (i) approximately $20 million; (ii) the ENE debt and preferred stock obligations described above; and (iii) equity interests in the following: (a) ECT Columbia Pipeline Holdings 1 Ltd. which holds, primarily, an intercompany receivable from ENE; (b) Enron Holding Company LLC, a Debtor, which will not make a distribution under the Plan to its equity holders; (c) Enron Global Power & Pipelines LLC, a Debtor, which will not make a distribution under the Plan to its equity holders; and (d) Enron Dominican Republic Ltd. and Enron Dominican Republic Operations Ltd. each of which hold a portion of SECLP.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The holders of the preferred stock can demand redemption after Enron Equity fails to pay dividends for six consecutive quarters. The holders of at least 80% of the preferred stock demanded redemption in May 2003.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE note and preferred stock obligations as described above.

         22.      ENRON FUNDING CORP./MONTE

                  a. LEGAL STRUCTURE. Enron Funding, a Delaware corporation and a wholly owned subsidiary of ENE, entered into the CP Program, pursuant to which Enron Funding issued up to $350 million in U.S. dollar denominated, short-term promissory notes ("CP Notes") in the commercial paper market to qualified institutional buyers and accredited investors. The CP Notes had varying maturity dates ranging up to 85 days, carried an S&P rating of A-1+ and a Moody's rating of P-1, and were unsecured. Enron Funding's obligations to pay the CP Notes on maturity were guaranteed by ENE. The aggregate face amount of all outstanding CP Notes could not exceed the amount of funds available under the Liquidity Facility (as described below) less $5 million. Each CP Note was sold at a discount and, thus, the net proceeds received by Enron Funding was less than the face value of each CP Note. The net proceeds from the CP Program, to the extent not used to repay maturing CP Notes, were loaned by Enron Funding to ENE on an unsecured basis.

                  The CP Program was backed by Enron Funding's $355 million Liquidity Facility. The Liquidity Facility was led by Barclays and syndicated to several banks that had ratings from S&P and Moody's of A-1+ or P-1, respectively. Under the Liquidity Facility, the banks provided immediately available funds to Enron Funding to pay amounts due upon maturity of the CP Notes and, except at the maturity of the CP Program, to allow Enron Funding to make working capital loans to ENE under the Enron Revolving Credit Facility (as discussed below). Enron Funding's payment obligations under the Liquidity Facility were guaranteed by ENE.

                  To insure against losses incurred for any unpaid amounts under the Liquidity Facility, the banks thereunder obtained a $355 million Credit Insurance Policy from Winterthur, an insurance company that syndicated the credit risk to seven other underwriters.

                  To the extent Enron Funding had proceeds available from the Liquidity Facility and the CP Program, Enron Funding agreed to make certain loans to ENE of up to $355 million pursuant to the terms of the Enron Revolving Credit Facility. The principal amount of each loan made by Enron Funding to ENE under the Enron Revolving Credit Facility equaled the net proceeds received by Enron Funding from the corresponding issuance of CP Notes in the CP Program on such date. Each such loan made by Enron Funding to ENE carried a rate of interest per annum equal to (i) the discount rate at which the corresponding CP Notes were issued under the CP Program (as converted to an interest-bearing equivalent rate) plus (ii) an agreed margin. The loans issued by Enron Funding to ENE matured on the same date as the corresponding tranche of CP Notes issued by Enron Funding to the commercial paper market. ENE used the proceeds from the Enron Revolving Credit Facility for general corporate purposes.

                  In the event the underwriters under the Credit Insurance Policy were required to pay the banks for a claim made under the Credit Insurance Policy, then (i) ENE and Enron Funding were obligated to pay the underwriters for such claimed amounts pursuant to an indemnity, (ii) ENE and Enron Funding were obligated to pay a step up premium to the insurers pursuant to certain premium adjustment agreements, (iii) the underwriters were entitled to exercise a right to subrogation to the rights of the banks to receive payment from Enron Funding for the amount of the claim paid by the underwriters, (iv) Enron Funding was obligated to pay (to the extent it has funds to do so) the underwriters for the amounts subrogated by the underwriters under the Liquidity Facility pursuant to a note payable to the underwriters, and (v) to the extent

Enron Funding is unable to pay the amounts owed under the note payable to the underwriters, ENE guaranteed such payment.

                  In December 2001, Enron Funding made two draws on the Liquidity Facility in the aggregate principal amount of $58,290,000 to repay certain CP Notes. The underwriters under the Credit Insurance Policy paid the banks for such amount in accordance with the terms of the Credit Insurance Policy.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


          ---------------  Indemnification and     -------------
             Winterthur         Guaranty
           International   ----------------------       ENE      -----------
           Insurance Co.             ------------                          |
 Credit   ---------------            |             -------------           |
Insurance                            |                |    |               |
 Policy   ---------------     P&I    |                |    |               |
              Barclays               | Guarantee      |    |               | CP
              Bank, plc   ------------                |    |               | Guaranty
            (Bank Agent)                             $|    |$              |
          ---------------                             |    |               |
                                                      |    |               |
                                                      |    |               |
                                                      |    |               |
          ---------------     $355 MM 364-Day      -------------   $    ----------------   $    -----------------
             Liquidity      Liquidity Facility         Enron     -----    *Commercial    -----     Commercial
               Banks       --------------------       Funding    -----   Paper Dealers/  -----   Paper Investor:
          ---------------                          -------------  P&I     Paying Agent    P&I         A1/P1
                                                                        ----------------        -----------------

                  c. SIGNIFICANT ASSETS. Enron Funding has approximately $400,000 of cash and a receivable from ENE in the amount of approximately $58 million relating to unpaid advances under the Enron Revolving Credit Facility.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Enron Funding has the obligation to pay the principal and interest on the outstanding amounts advanced under the Liquidity Facility. Barclays has claimed approximately $192,000 under the Liquidity Facility in unclaimed fees and expenses.

                  Enron Funding has the contingent obligation to indemnify Barclays, as the bank insurance agent, for any damages arising out of or related to the Credit Insurance Policy or the Liquidity Facility pursuant to the terms of an indemnity agreement dated as of March 6, 2000, by and between Enron Funding, ENA, and Barclays.

                  Enron Funding is obligated to pay the underwriters under the Credit Insurance Policy for any amounts paid by the underwriters to the banks for claims made under the Credit Insurance Policy under the terms of (i) a Deed of Indemnity dated as of March 6, 2000, (ii) a promissory note entered into to evidence the underwriters' right of subrogation, and (iii) certain premium adjustment agreements under which Enron Funding are obligated to pay a "step-up premium" in an amount equal to a specified percentage of the claim amount, but in the case of (i) and (ii) above only to the extent it has funds available for such payment which are not then needed to pay maturing CP Notes.

                  Enron Funding has the obligation to pay a fee to ENE for its duties as servicing agent under the terms and conditions of that certain administrative services agreement dated as of March 6, 2000, by and between Enron Funding and ENE, as servicing agent.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the obligations of Enron Funding under a number of different guarantees and indemnities in favor of: (i) Chase Manhattan Bank, as issuing and paying agent for the CP Notes and as a fiduciary for certain purposes for the holders of the CP Notes, (ii) the holders of the CP Notes, (iii) Barclays, as administrative agent on behalf of the banks under the Liquidity Facility, (iv) Barclays, as bank insurance agent under the Liquidity Facility, (v) the banks who are lenders under the Liquidity Facility, (vi) the parties indemnified under the Liquidity Facility, and (vii) the underwriters pursuant to the Deed of Indemnity for any amounts paid under the Credit Insurance Policy.

                  ENE was also obligated to pay (i) the principal and interest due on the aggregate outstanding loans made by Enron Funding to ENE under the Enron Revolving Credit Agreement, and (ii) a monthly lender facility fee to Enron Funding based upon the maximum amount ENE was entitled to borrow under the Enron Revolving Credit Agreement.

         23.      ENRON TEESIDE OPERATIONS LTD.

                  a.       LEGAL STRUCTURE

                           (i)      ETOL I & II. As part of these transactions,
RBSF purchased B shares of TOH4L. RBSF financed this purchase through the issuance of approximately GBP 161.5 million in senior and subordinated debt and approximately GBP 5.6 million in equity. At closing, RBSF entered into a total return swap with ENE under which RBSF and ENE agreed to make payments to one another based on (i) the distributions received by RBSF on the B shares and (ii) the amounts owed by RBSF on its senior and subordinated debt. If on any date when interest or principal are due under RBSF's debt agreements the distributions received by RBSF on the B shares exceeds principal and interest due, then RBSF will pay the excess distributions to ENE under the swap. If, on the other hand, distributions received on the B shares are less than the principal and interest payments due, then ENE shall pay RBSF an amount equal to the shortfall.

                  In connection with RBSF's purchase of the B shares of TOH4L, ESBFL granted RBSF a right to put the B shares to ESBFL upon the occurrence of an event of default or other event that causes an early termination of the total return swap with ENE. ENE guaranteed ESBFL's obligations under such put agreement.

                  As part of the ETOL I & II transactions, TOH4L provided a loan of GBP 141.6 million to EEL. ENE guaranteed EEL's obligations under this loan.

                           (ii)     ETOL III. In the ETOL III transaction,
Sideriver, a company incorporated under the laws of England and Wales, purchased C shares in TOH2L, a private company incorporated in England and Wales. As part of its financing efforts, Sideriver borrowed GBP 29.76 million from RBS. Sideriver simultaneously entered into a total return swap with ENE under which Sideriver and ENE agreed to make payments to one another based on (i) the distributions received by Sideriver on the C shares and (ii) the amounts owed on its debt to RBS. If on any date when interest or principal are due under the debt agreement the distributions received by Sideriver on the C shares exceed principal and interest due to RBS, then Sideriver will pay the excess distributions to ENE. If, on the other hand, distributions are less than the principal and interest payments due, then ENE shall pay Sideriver an amount equal to the shortfall. The aggregate principal balance due under Sideriver's debt agreement with RBS is approximately GBP 27.96 million.

ESBFL granted Sideriver a right to put the C shares to ESBFL, and ENE guaranteed ESBFL's obligations under such put agreement

                  b.       STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                 ETOL I AND II

                                                    --------------------                  ENE Guarantee
                  |--------------------------------                                    of IntraGroup Loan
                  |                                          ENE         ------------------------------------------------------
                  |  |-----------------------------                                                                           |
                  |  |                              --------------------                                                      |
                  |  |                                        |                                                               |
                  |  |                                        | 100% Equity                                                   |
         Total    |  |                              --------------------                                                      |
         Return   |  |                              INTERMEDIATE HOLDING                                                      |
         Swap     |  |                                    COMPANIES                                                           |
                  |  |                              --------------------                                                      |
                  |  |  Guarantee of                          |                                                               |
                  |  |  B Shares Put                          | 100% Ord Shares        IntraGroup Loan                        |
                  |  |                              --------------------                  L.141.57m                           |
                  |  |                                       EEL          -------------------------------------------------   |
                  |  |                              --------------------                                                  |   |
                  |  |                                        |                                                           |   |
                  |  |                  100% Ord Shares       |           100% Ord Shares                                 |   |
                  |  |                 ---------------------------------------------------                                |   |
-------           |  |                 |                                                 |                                |   |
  RBS    -------- |  |              -------                     A Shares              -------                             |   |
-------         | |  |           --  ESBFL                      ---------------------  TOH2L  ----------                  |   |
    100% Ord    | |  |           |  -------                     |                     -------          |                  |   |
     Shares     | |  |     Loan  |                              |                                      | 100% Ord Shares  |   |
                | |  |     Note  |                              |                                  ---------              |   |
               --------         | B Shares Put              ---------                                TOH3L                |   |
                        ---------                                                                  ---------              |   |
                 RBSF   -----------------------------------   TOH4L   ---------------------------------------------------------
                                  100% B Shares
               --------                                     ---------
                 |  |                                    100%  |  |  100%
L.138.55m        |  |                    L.22.97m        Ord   |  |  Pref
Senior Loan      |  |                  Subordinated     Shares |  |  Shares                                         --------------
        ---------   -----------------     Loan              ---------                                   -----------  WILTON TRUST
        |                           |                                                                   |           --------------
     -------                  --------------                   TOHL   -------                           |        100% Ord Shares
     SENIOR                    SUBORDINATED                                 |                  ---------
     LENDERS                     LENDERS                    ---------       |                     TIL
     -------                  --------------                                |                  ---------
                                                         73.5m A Ord         ----------    1.5m B Ord Shares/
                                                         Shares/                ETOL      2% Economic Interest
                                                         98% Economic        ----------
                                                         Interest

L=Pounds

                                    ETOL III

                                    (GRAPH)

                                                                   -----------------------
                                       ___________________________          ENE
                                      |    Total Return Swap       -----------------------
                                      |                                      |
                                      |                                      |  100% Equity
                                      |                             ----------------------
                                      |                              INTERMEDIATE HOLDING
                                      |                                  COMPANIES
                                      |                             ----------------------
                                      |                                      |
                                      |         29,223 Floating              |  100% Ord Shares     Guarantee of
                                      |          Rate A Shares      ----------------------          EIL Loan
                                      |     _________________________       EEL           ___________
                                      |     |                       ----------------------          |
     -------                          |     |                                |                      |     ---------
       RBS                            |     |                                |                      |        EIL
     -------\ 100% B Shares           |     |                                |                      |    /---------
             \__________              |     |            100% Ord Shares     |  100% Ord Shares     |   /
                        \             |     |               _______________________________         |  /  L.1.34m Loan
                         \            |     |               |                             |         | /
---------    L.29.76m    -------------------------       -------                        --------------
 LENDERS ________________          SIDERIVER      _______ ESBFL                              TOH2L
---------                -------------------------       -------                        --------------
                                      |                                                        |
                                      |         C Shares Put                                   |
                                      |_________________________________________________________
                                                               28.38m C Shares
L=Pounds

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The significant asset related to ETOL I and II was ENE's indirect interest in ETOL, represented by the TOH4L B shares. The B shares had a fixed rate of return and the residual economics of TOH4L that did not flow to RBSF through the B shares was owned by TOH2L. These residual economics, represented by the TOH2L C shares, were monetized in the ETOL III transaction.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As part of ETOL I and II, RBSF issued GBP 141.5 million in senior debt and GBP 23 million in subordinated debt. Sideriver owes GBP 27.96 million to RBS in the ETOL III transaction.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE entered into total return swaps with RBSF and Sideriver as part of these transactions, as discussed above, as well as guarantees for the benefit of RBSF, EEL, and Sideriver.

         24.      FF&E SYNTHETIC LEASE

                  a. LEGAL STRUCTURE. On March 29, 2001, ENE entered into a synthetic lease with GECC on certain furniture, fixtures, and equipment located at the Enron Building, and allowing for the future financing of furniture, fixtures, and equipment to be located at Enron Center South. The initial financing, which occurred at the closing, was approximately $14 million, and refinanced collateral that was previously involved in a synthetic lease with Sumitomo Bank Leasing and Finance, Inc.

                  On June 29, 2001 and September 26, 2001, ENE financed additional furniture and fixtures in connection with Enron Center South in the aggregate amount of approximately $7.5 million. Although the documents provided GECC the ability to assign its rights to a commercial paper conduit, ENE is not aware of any such assignment taking place.

                  b.       STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)


------------------    \
       ENE             \  "Lease"
------------------      \
        |                \
        |                 \ ------------------
        | 100%              GECC
        |                 / ------------------
        |                /
------------------      / Lien
       FF&E            /
    COLLATERAL        /
------------------


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Although the documentation is phrased as a lease for accounting purposes, the parties acknowledged that ENE continued to own the assets, subject to the lien of GECC.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. At the Initial Petition Date, approximately $21.5 million was outstanding in connection with this facility.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the existence of the financing, ENE had various obligations including, but not limited to, payment of rent, insurance, maintenance, and taxes. ENE's current obligations are set forth in the stipulations discussed below.

                  f. STRUCTURE RESOLUTION. On January 22, 2002, ENE entered into a stipulation with GECC providing for the payment of adequate protection to GECC for the continued use of the collateral. On January 16, 2003, ENE and GECC entered into a stipulation relating to the sale of certain collateral encumbered by the GECC liens located in the Enron Building, which among the things, established the value of the collateral located in the Enron Building, provided GECC with an allowed secured claim relating to the sale of such collateral, provided GECC with the payment of the proceeds derived from the sale of such collateral, and amended the adequate protection stipulation previously entered into between the parties. ENE continues to use the collateral located at the Enron Building that is subject to GECC's lien, and continues to pay the stipulated amount of adequate protection to GECC.

         25.      FUJI SOFTWARE LEASE

                  a. LEGAL STRUCTURE. On June 25, 1993, ENE entered into a synthetic lease with Fuji relating to certain of ENE's internally developed software. The documents relating to the software lease were amended a number of times, most recently on June 28, 2001, to effect, among other things, a refinancing of the facility.

                  b.       STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)

------------------    \
       ENE             \  "Lease"
------------------      \
        |                \
        |                 \ ------------------
        | 100%                    FUJI
        |                 / ------------------
        |                /
------------------      / Lien
     SOFTWARE          /
    COLLATERAL        /
------------------


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Although the documentation is phrased as a lease for accounting purposes, the parties acknowledged that ENE continued to own the software, subject to the lien of Fuji.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. At the Initial Petition Date, approximately $44 million was outstanding in connection with this facility.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the existence of the financing, ENE had various obligations including, but not limited to, payment of rent, insurance, and taxes.

                  f. STRUCTURE RESOLUTION. On March 27, 2003, the Bankruptcy Court entered an agreed order approving a settlement between ENE and Fuji. The settlement provided for the payment of $39.5 million to Fuji and its affiliates and provided for an Allowed General Unsecured Claim in favor of Fuji in the amount of $8 million, in return for certain releases from Fuji.

         26.      GALLUP/KACHINA

                  a. LEGAL STRUCTURE. ECS is the owner of the Class A membership interests in ECC LLC and its managing member.

                           (i)      PROJECT KACHINA. As of June 30, 1999, ECS
assigned and contributed to ECC LLC (i) all of ECS's interests in and to certain electric motor drivers and appurtenant equipment located at Transwestern's Bisti Compressor Station and Bloomfield Compressor Station in New Mexico and (ii) all of ECS's rights and obligations in and to certain related contracts, including compression services agreements, operations maintenance agreements, and PPAs.

                  As consideration, ECC LLC issued Class B membership interests to ECS, which ECS assigned to Echo, a third-party equity investor, for a net payment of $6.7 million. The Class B membership interests entitle Echo to a sharing ratio of 81% in ECC LLC's Kachina business, while ECS, as the owner of the Class A membership interests, has a 19% sharing ratio in ECC LLC's Kachina business.

                           (ii)     PROJECT GALLUP. As of March 30, 2000, ECS
assigned and contributed to ECC LLC (i) ECS's right, title, interest and claim to a certain electric motor driver and appurtenant equipment located at Transwestern's Gallup Compressor Station in New Mexico, and (ii) all of ECS's rights and obligations in and to certain related contracts, including a compression services agreement, operations maintenance agreement, and PPA (subject to some exceptions).

                  As consideration, ECC LLC issued Class C membership interests to ECS, which ECS assigned to Echo for a net payment of $4.5 million. The Class C membership interests entitle Echo to a sharing ratio of 95% in ECC LLC's Gallup business, while ECS, as the owner of the Class A membership interests, has a 5% sharing ratio in ECC LLC's Gallup business.

                  Under agreements for both the Kachina and Gallup projects, ECC LLC provides compression services to Transwestern in exchange for a specified amount of natural gas and an annual service charge. ECC LLC sells the natural gas to ECS pursuant to an Enfolio Master Firm Purchase Agreement for a fixed price. ECS in turn sold the gas to ENA pursuant to an Enfolio Master Firm Purchase Agreement; however, that agreement was terminated on or after the Initial Petition Date.

                  As of the Initial Petition Date, ENA and Echo were parties to an interest rate swap in connection with the Gallup structure pursuant to which Echo pays ENA a fixed rate (8.48%) and ENA pays Echo floating LIBOR + 1.25%. The swap has not been terminated, and ENA is exposed to fluctuations in LIBOR rates.

         b.       STRUCTURE DIAGRAMS.

                  (i)      KACHINA

                                    (GRAPH)

                                       -------  -------
                                        DEBT    EQUITY
                                       -------  -------
                                          \      /
                                           \    /
                                            \  /
                    -----------------  ----------------
                           ECS              ECHO
                    (MANAGING MEMBER)  (GENERAL MEMBER)
                    -----------------  ----------------
                             \              /
                              \            /
                               \          /
                            19% \        /81%
                                 \      /           Compression
                                  \    /              Service
                 Power(e)          \  /               (Hp-hrs)
---------------- _________   -----------------      ____________    ----------------
   UTILITIES     _________         ECC LLC          ____________           TW
----------------     $       -----------------        Btus and      ----------------
                                  |    |       \  \ Annual Charge
                             Btus |    |  $     \  \
                                  |    |       O \  \
                      $           |    |        & \  \ $
    ------------   _______   -----------------   M \  \              ----------------
        ENA        _______         ECS              \  \ ----------         TW
    ------------     Btus    -----------------                       ----------------


                  (ii)     PROJECT GALLUP

                                  [FLOW CHART]


                                       -------  -------
                                        DEBT    EQUITY
                                       -------  -------
                                          \      /
                                           \    /
                                            \  /
                    -----------------  ----------------         Fixed          ------------------
                           ECS              ECHO         ___________________
                    (MANAGING MEMBER)  (GENERAL MEMBER)   Interest Rate Swap          ENA
                    -----------------  ----------------  ___________________   ------------------
                             \              /                  Floating
                              \            /
                               \          /
                             5% \        /95%
                                 \      /           Compression
                                  \    /              Service
                 Power(e)          \  /               (Hp-hrs)
---------------- _________   -----------------      ____________    ----------------
   UTILITY       _________        ECC LLC           ____________           TW
----------------     $       -----------------        Btus and      ----------------
                                  |    |       \  \ Annual Charge
                             Btus |    |  $     \  \
                                  |    |       O \  \
                     $            |    |        & \  \ $
---------------- __________  -----------------   M \  \              ----------------
     ENA         __________        ECS              \  \ ----------         TW
----------------    Btus     -----------------                       ----------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. ECC LLC owns the compressor motors and equipment located at the Bisti and Bloomfield Compressor Stations and at the Gallup Compressor Station and associated contracts.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Certain potential tax obligations of ECC LLC are to be determined.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE indemnified Echo for certain liabilities relating to Echo's ownership interest in ECC LLC.

         27.      HAWAII

                  a. LEGAL STRUCTURE. At the Initial Petition Date, Project Hawaii consisted of nine separate asset monetizations through either Hawaii I or Hawaii II. Hawaii I was established as a nine-month revolving facility and Hawaii II was established as a two-year revolving facility.

                  Each monetization involved five to six individual parties: a Sponsor, which was ENE or an ENE consolidated subsidiary that desired to monetize the present value of an asset; an Asset LLC and a Transferor LLC (each formed by the Sponsor); either Hawaii I or Hawaii II; a Swap Counterparty (usually ENA), and a Guarantor (where required, ENE).

                  Each Sponsor contributed an asset to a separate Asset LLC. In exchange for such contributions, the Sponsors received Class A membership interests in the various Asset LLCs and a right to receive a special distribution on the closing date but after the closing time for the transaction. A Class A interest represents 100% of the voting power, with certain restrictions, of such Asset LLC and the right to receive .01% of all distributions made by the Asset LLC.

                  Each Asset LLC issued its Class B membership interest to the Transferor LLC in return for the contribution of a promissory note from the Transferor LLC. The Class B interests are non-voting. Each Transferor LLC assigned the Class B interest to a series of either Hawaii I or Hawaii II.

                  Hawaii I and Hawaii II were initially formed with a contribution of $100 by CIBC in return for a beneficial interest certificate, CIBC, in its capacity as holder of the beneficial interest certificate, then directed the Owner Trustee (Wilmington) to establish a separate series of the applicable trust to purchase and separately account for and hold each Class B interest.

                  Hawaii I and Hawaii II are each a party to a credit facility, each dated November 20, 2000, each among CIBC, as administrative agent, CIBC World Markets Corp., as sole lead arranger and bookrunner, First Union National Bank and SAN PAOLO IMI S.p.A, as co-arranger, BNP Paribas, as syndication agent, Bayerische, as documentation agent, and the lenders party thereto.(25)

--------------------
(25) The Hawaii I Credit Facility had a committed amount of $165 million, and the Hawaii II Credit Facility had a committed amount of $385 million.

                  In order to finance the purchase of Class B interests, Hawaii I and Hawaii II (i) issued Series Certificates of Beneficial Ownership to CIBC and (ii) drew down advances under the Credit Facilities. The aggregate cash purchase price for all Series Certificates purchased by CIBC, in its capacity as holder of the Series Certificates of Beneficial Ownership, was $18,733,305.(26) Interest accrues on the Series Certificate at an aggregate rate equal to 15% per annum. Through separate tranches under each Credit Facility, Hawaii I and Hawaii II drew down aggregate principal amount equal to $436,430,114.(27) The interest rate payable under the Credit Facility is equal to (i) a rate not higher than the Federal Funds Rate plus 0.5%, in the case of base rate advances, and (ii) the LIBOR rate for the applicable one-, two- or three-month periods (as selected by the applicable trust) plus 0.55% (Hawaii I) or 0.75% (Hawaii II), in the case of LIBOR rate advances.

                  Upon receipt of the proceeds of the sale of the Class B Membership interest from the applicable trust, the Transferor LLC paid the note to the Asset LLC. Upon receipt of the payment on the note, the Asset LLC made a special distribution to the Sponsor. The Sponsors received an aggregate amount in special distributions equal to $455,163,419.

                  In connection with each purchase of a Class B interest, ENA (or in limited circumstances, ENE) and the applicable trust entered into a total return swap agreement, pursuant to which (i) on each interest payment date under the Credit Facility (x) ENA paid the applicable trust all interest and other sums due to the lenders on such date and (y) the applicable trust paid to ENA all monies or other consideration received with respect to the Class B interest as of such date less any amounts payable on the Series Certificate on such date and (ii) on the maturity date of the loans under the Credit Facility, (x) ENA paid to the applicable trust all principal, interest, and other sums due to the lenders on such date and (y) the applicable trust paid to ENA all funds on hand on such date, less any amounts payable to CIBC, as the holder of the Series Certificate. The lenders have priority over CIBC, in its capacity as holder of the Series Certificate with respect to all distributions to be made by Hawaii I or Hawaii II, and consequently the swap agreement provides credit support only for the loans under the Credit Facility. Payments made by ENA to Hawaii I or Hawaii II under the swap agreement cannot be applied in repaying CIBC, in its capacity as holder of the Series Certificate, or paying accrued yield on the Series Certificate.

                  b.      STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

-------------------------
(26) $12,733,305 of Series Certificates were issued for Hawaii II and $6 million for Hawaii I.

(27) $273,998,298 was drawn under the Hawaii II Credit Facility and $162,431,816 was drawn under the Hawaii I Credit Facility.

                                    (GRAPH)

                ------------------------------------
     ___________ ENE or ENE Consolidated Subsidiary __________
     |          ------------------------------------          |
     |                     |   |                              |
     |                     |   |  Class A Membership Interest |
     |               Asset |   |  (100% voting in Asset LLC   |
     |                     |   |  and .01% economic interest) |
     |                     |   |  and $                       |
     |                  ------------                          |
     |                     Asset                              | 100% Interest
     |                      LLC                               |
     |                  ------------                          |
     |                     |   |                              |
     |  Class B Membership |   |                              |
     |  Interest (99.99%   |   |                              |
     |  economic interest  |   | $                            |
     |  in Asset LLC and   |   |                              |
     |  no voting)         |   |                              |
-------------------     ------------                          |
 Total Return Swap       Transferor ___________________________
  from ENE or ENA           LLC
(Guaranteed by ENE)     ------------
-------------------        |   |
     |  Class B Membership |   |
     |  Interest (99.99%   |   |
     |  economic interest  |   |      ----------------
     |  in Asset LLC and   |   | $     Equity Holders
     |  no voting)         |   |      ----------------
     |                     |   |        / /
     |                     |   |       / /
     |                     |   |      / /
     |                     |   |  $  / /
     |                     |   |    / /  Equity Certificate
     |                     |   |   / /
     |                  --------------         $        ---------------
     _________________   Hawaii 125-0 _________________  Bank Revolver
                            Trust     _________________
                        --------------      Note        ---------------


         c.       SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE.

                           (i)      SERIES MCGARRET Q. McGarret III, L.L.C., as
the Asset LLC, holds a Special Warrant to purchase 2,791,800 shares of non-voting common stock of New Power Holdings, Inc. at a price of $0.05 per share.

                           (ii)     SERIES MCGARRET R. McGarret II, L.L.C., as
the Asset LLC, holds a Special Warrant to purchase 8,458,200 shares of non-voting common stock of New Power Holdings, Inc. at a price of $0.05 per share.

                           (iii)    SERIES MCGARRET S. McGarret I, L.L.C., as
the Asset LLC, holds a Special Warrant to purchase 6,766,400 shares of the non-voting common stock of New Power Holdings, Inc. at a price of $0.05 per share.

                           (iv)     SERIES MCGARRET I. McGarret VIII, L.L.C., as
the Asset LLC, holds a Class C Membership Interest in EBS Content Systems L.L.C.

                           (v)      SERIES MCGARRET J. McGarret X, L.L.C., as
the Asset LLC, holds a Class A Membership Interest in LE Hesten Energy LLC.

                           (vi)     SERIES MCGARRET L. McGarret XII, L.L.C., as
the Asset LLC, holds a Series A Porcupine Certificate of Tahiti Trust in the amount of $30 million representing a fractional interest in a $259,212,085 Porcupine Note made payable to Pronghorn I, LLC by Porcupine I LLC.

                           (vii)    SERIES MCGARRET T. McGarret XI, L.L.C., as
the Asset LLC, holds approximately $25.4 million, the proceeds of the sale of 100% of the outstanding shares of common stock in CGas Inc.

                           (viii)   SERIES MCGARRET U. McGarret XIII, L.L.C., as
the Asset LLC, holds a Series Porcupine B Certificate of Tahiti Trust in the amount of $20 million, which represents a fractional interest in a $259,212,085 Porcupine Note made payable to Pronghorn I, LLC by Porcupine I LLC.

                           (ix)     SERIES MCGARRET V. McGarret VI, L.L.C., as
the Asset LLC, holds a Class B Certificate representing a $15 million beneficial interest in European Power Limited Company. The Amended and Restated Trust Agreement of European Power Limited Company controls the transfer of this Class B Certificate. Enron European Power Investor LLC, as the Sponsor, remains the record holder of this certificate. The Sponsor is required to transfer legal title to the certificate upon request by the Asset LLC.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The amount outstanding under the Hawaii I Credit Facility is approximately $162 million. The amount outstanding under the Hawaii II Credit Facility is approximately $274 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Under the swap agreements, ENA, where it is a party to such agreements, and ENE, as swap counterparty or guarantor, may be obligated for the difference between the amounts received by Hawaii I or Hawaii II in asset sales or other distributions from assets, and the amounts outstanding under the Credit Facilities.

         28.      INAUGURATION/ELETROBOLT

                  a. LEGAL STRUCTURE. Project Inauguration is a $475 million, 20-month term facility set up in December 2000 to (1) finance, develop, and construct Eletrobolt in the State of Rio de Janeiro, Brazil and (2) order for purchase four MHI natural gas turbines, two each of which were to be used in the development of the RioGen and Cuiaba II power plant projects in Brazil. Project Inauguration was set up to satisfy accounting requirements to allow off-balance-sheet treatment of certain types of construction loans.

                  Project Inauguration was effected through a construction agency agreement between BPDT, ESAT, an indirect wholly owned subsidiary of ENE, and Wilmington (BPDT's administrative agent). The owner of the Eletrobolt project and the RioGen and Cuiaba II assets is BPDT, which is not an ENE affiliate. BPDT funded the construction of Eletrobolt and the purchase of the MHI turbines by issuing membership interests to John Hancock Life Insurance Company (3% of the funding) and through a credit agreement by issuing secured notes to a syndicate of 17 banks led by West LB (97% of the funding). The notes are secured by a pledge of all assets (Eletrobolt and the MHI turbines) and the collateral assignment of BPDT's rights under an ENE guaranty. BPDT appointed ESAT as its agent to oversee the planning, engineering and construction of both Eletrobolt and the MHI turbines.

                  ENE provided a guaranty for ESAT's performance. Per accounting rules, the guaranty is limited to 89.9% of amounts outstanding, but increases to 100% under certain circumstances such as a bankruptcy filing by ENE.

                  Under the construction agency agreement, ESAT (on the earlier of (i) the August 31, 2002 maturity date or (ii) prior to or at completion of Eletrobolt) had the option to repurchase the entire Project Inauguration, Eletrobolt itself, or the MHI turbines. In the event that ESAT exercised the purchase option for the entire Project Inauguration, the purchase price would be equal to an amount sufficient to repay the lenders and John Hancock in full. In the event that ESAT exercised the purchase option specifically for either Eletrobolt or the MHI turbines, the purchase price would be an amount sufficient to repay the lenders and John Hancock the outstanding balance remaining on the particular asset plus all other amounts due under any related Project Inauguration documents. In addition to the purchase options, ESAT had the option to lease the entire Project Inauguration, Eletrobolt itself, or the MHI turbines from the Trust for a term of 5 years.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                      --------------
-------------                          John Hancock             ----------------
 Enron Corp                              (EQUITY)                WLB as Lenders
 (GUARANTOR) _______Enron             --------------                 Agent
-------------      Guarantee                |                        (DEBT)
                       |                    |                   ----------------
                       |                100% Owned                     |
                       |                    |                          |
                       |____________ -------------------               |
---------------------                  Brazilian Power                 |
 Enron South America                     Development                   |
    Turbine LLC      ________________        Trust      _______________|
     (AGENT)           Construction    (OWNER'S TRUST)
---------------------     Agency     -------------------
        \               Agreement            |
         \                                   |
 Construction Activities                    100%
           \       __________________________|________________________
      ------\-----|--------------------------|------------------------|--------
      |           |                          |                        |       |
      | ---------------------   ---------------------   --------------------- |
      | Enron Brazil Turbines    Enron Brazil Power     Enron Brazil Turbines |
      |        I Ltd              Holdings 20 Ltd             II Ltd          |
      |  RIOGEN FACILITY)       ELECTROBOLT FACILITY)    CUIABA II FACILITY)  |
      | ---------------------   ---------------------   --------------------- |
      |           |                         |                         |       |
      |           |                         | 100%                    |       |
      |           |                         |                         |       |
      |      ------------        ------------------------      ------------   |
      |      MHI TURBINES        Enron Brazil Holdings 20__    MHI TURBINES   |
      |          1&2             ------------------------  |       3&4        |
      |      ------------                   |              |   ------------   |
      |                                     |  100%        |                  |
      |                                     |              |                  |
    A |                            --------------------    |                  |
    S |                             Enron Brazil Power     |                  |
    S |   (under                    Investments 20 Ltd.   99.99%              |
    E | construction               --------------------    |                  |
    T |  management)                        |              |                  |
    S |                                     | .01%         |                  |
      |                                     |              |                  |
      |                         -------------------------  |                  |
      |                          SocidedadeFluminense de   |                  |
      |                             EnergiaLtda (SFE)   ___|                  |
      |                             (379 MW PLANT)                            |
      |                         -------------------------                     |
       ------------------------------------------------------------------------


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. BPDT holds the assets of Project Inauguration (Eletrobolt and the MHI turbines). Until August 3, 2003, John Hancock owned 100% of BPDT at which time the lenders foreclosed on John Hancock's interests in BPDT. The lenders hold a security interest in the assets and in BPDT's rights under the ENE guaranty.

                  BPDT has several subsidiary companies that control the day-to-day operations of the assets under Project Inauguration and work with ESAT to implement all construction activities. Specifically, Enron Brazil Power Holdings 20 Ltd. constructs Eletrobolt and also is the parent company of SFE (the company party to the Consortium Agreement, described below, that is responsible for converting the natural gas into electricity at Eletrobolt). Enron Brazil Turbines I Ltd. is responsible for oversight of the RioGen power plant project (incorporates 2 of the MHI turbines) and Enron Brazil Turbines II Ltd. is responsible for oversight of the Cuiaba II power plant project (incorporates the remaining 2 MHI turbines).

                  BPDT also is the beneficiary of a $214.1 million promissory note from ENHBV.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. BPDT was obligated to repay principal and interest on the notes issued to the lenders and yield on the certificates issued to John Hancock. BPDT was to meet this obligation from payments it was to receive in connection with ESAT's purchase option exercise, the receipt of proceeds under certain insurable events, and/or the receipt of payments under the 5-year lease option.

                  As agent for BPDT, ESAT was responsible for supervising and managing the construction of Eletrobolt and the MHI turbines within an agreed-upon budget and time period. ESAT provided the budget, made all requests for money from the lenders and BPDT to pay construction costs, hired all engineers and contractors, and paid all workers. ESAT was required to indemnify BPDT, the lenders, and certain third parties against harm or loss only for acts or failures to act on ESAT's part.

                  ESAT's obligations as the agent are guaranteed to BPDT by the ENE guaranty. The lenders have a security interest in BPDT's rights under the ENE guaranty and the assets within Project Inauguration.

                  If upon the earlier of (i) August 31, 2002, or (ii) the completion of Eletrobolt, the MHI turbines or the entire Project Inauguration, ESAT had not exercised either of the purchase options or the lease option, BPDT could have exercised a remarketing option whereby ESAT would be responsible for performing actions necessary to remarket Project Inauguration to third parties and for paying a deposit amount, supported by the ENE guaranty, equal to 89.9% of the outstanding capital costs of Project Inauguration.

                  To further market the electricity produced by Eletrobolt, SFE, Petrobras, and ECE entered into a Consortium Agreement whereby Petrobras supplies natural gas to SFE, SFE uses the natural gas to generate electricity, SFE supplies the electricity to ECE, and ECE markets the electricity to Brazilian consumers, collects and accounts the sale proceeds, and makes distributions to all Consortium Agreement parties pursuant to the terms of the Consortium Agreement. The members of the Consortium are SFE, Petrobras and ECE. The Consortium Agreement (and any related marketing arrangements) is completely independent from the construction agency agreement and any other transaction associated with the Project Inauguration financing. In addition, SFE receives an allocation, which consists of a fixed capacity payment (covers fixed costs, debt service, and return on equity) and an energy payment (covers variable costs). Petrobras is responsible for making up any shortfall in the SFE allocation if there are insufficient funds generated from the sale of the electricity. In exchange,

Petrobras is paid for the cost of the fuel supplied and 25% of any upside beyond the SFE allocation and the cost of the fuel. ECE sells the electricity either in the spot market or through short-term bilateral contracts. In return for marketing electricity, collecting the funds and keeping track of the accounting, reporting and distribution of the funds pursuant to the Consortium Agreement, ECE receives 75% of any upside beyond the SFE allocation and the cost of the fuel.

                  SFE owes ENHBV $214.1 million in the form of a promissory note and an import-finance agreement.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ESAT's obligations as the agent are guaranteed to BPDT by the ENE guaranty. The lenders have a security interest in BPDT's rights under the ENE guaranty and the assets within Project Inauguration

                  f. STRUCTURE RESOLUTION. On June 28, 2002, BPDT, West LB, ESAT, ENE, Enron Brazil Turbines II Ltd., Enron Brazil Turbines I Ltd., and equipment supplier MHI entered into a Settlement Agreement and Mutual Release to resolve the remaining payment and performance obligations under the Cuiaba and RioGen turbine purchase agreements. Following Bankruptcy Court approval, the Settlement Agreement became effective on August 16, 2002.

                  Under the court-approved Settlement Agreement, MHI released all the parties to the Cuiaba and RioGen turbine purchase agreements from all claims and remaining payment and performance obligations, credited approximately $14.0 million paid to it for the Cuiaba turbines to the remaining $20 million due under the RioGen turbines and in exchange received a one-time payment of $6.0 million from the Trust to complete the RioGen turbines. The Cuiaba turbine purchase agreement was cancelled and BPDT presently has full title and possession of the RioGen turbines. Refer to Section IV.B.4.c., "Mitsubishi Heavy Industries" for further information.

                  In addition to the prior settlement, on August 21, 2003, all parties to the Construction Agency Agreement, the Credit Agreement, and certain ancillary agreements entered into a Settlement Agreement and Mutual Release to resolve the payment and performance obligations in respect of the Eletrobolt power plant financing. The order approving the Settlement Agreement and Mutual Release was entered by the Bankruptcy Court on October 2, 2003. On October 30, the parties consummated the transactions contemplated by the Settlement Agreement and Mutual Release.

                  Under the Settlement Agreement and Mutual Release, the various Enron parties agree to transfer their interests in the Eletrobolt power plant and the Consortium Agreement to SFE and West LB, as agent for the lenders. ENHBV will transfer the SFE note to West LB in exchange for the cancellation of the note payable by ENHBV to BPDT. Additionally, the Enron parties will receive approximately $11 million in respect of Consortium and ECE marketing activities and certain pledged amounts, and will participate in the monetization of certain receivables in respect of those marketing activities. The Enron parties will release BPDT and West LB, as agent for the lenders, from all liabilities and obligations in respect of the Eletrobolt transaction. The Enron parties receive mutual releases in respect of their obligations, including a release of ENE's guaranty of ESAT's obligations as agent for BPDT.

         29.      INVESTING PARTNERS/STEELE

                  a. LEGAL STRUCTURE. During 1997, ENE and BT (and its affiliates) formed Investing Partners to acquire and manage a portfolio of financial assets, including residual real estate mortgage interests, certain aircraft assets, ENE intercompany notes, equity interests of ENE affiliates, and corporate bonds.

                  At or around the date of formation, Investing Partners borrowed $51.2 million from ENA and purchased $51.2 million of investment grade corporate bonds from BT. ENE indirectly contributed to Investing Partners, through its subsidiaries (ECT Investing Corp., ECT Investments Holding Corp., and ETS), $42.8 million of cash, an aircraft subject to debt of $42.6 million, preferred stock in ECT Equity Corp., and various intercompany receivables. The ENE subsidiaries received general and limited partnership interests in Investing Partners representing approximately 94.16% of the voting power and value of Investing Partners. BT and its affiliates became limited partners in Investing Partners and contributed $4.4 million of cash and $7.5 million of REMIC residual interests to Investing Partners. BT and its affiliates received limited partnership interests representing 5.84% of the voting power and value of Investing Partners and $4.5 million of Investing Partners debt securities.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                 ------------------------
                           ENE
                 ------------------------
                            |_______________________________
                            |                              |
                 ------------------------       ------------------------
_______________            ENA                     Enron Transportation
|                                                    Services Company
|                ------------------------       ------------------------
|                       |         |                    |
|                       |         |                    |
|       ----------------          ------------------   |                      ----------------                --------------
|       ECT Investing               ECT Investments    |                        BT Green, Inc.                 Bankers Trust
|          Corp.                      Holding Corp.    |
|       ----------------          ------------------   |                      ----------------                 --------------
|                       |         |                    |                              |                                     |
| General and Limited   |         |                    |                              |                                     |
| Partnership Interests |         |____________________|  (1) $3,049,531 Class B L.P. |         (1) $4,480,469 Class B L.P. |
| 94.16% vote and value |         |                           Interest                |             Interest                |
|                       |         |                       (2) $2.4 million Debt       |         (2) $3.6 million Debt       |
|                       |         |                                                   |                                     |
|                ------------------------                                             |                                     |
|                       Investing        ____________________________________________________________________________________
|                        Partners
|                ------------------------
|                 |                     |
|   $94 million   |                     |
|   Pref. Stock   |                     |
|                 |                     |
|                 |                     __________________________________________________________________________________________
|        ------------                     |                |        |        |                |                  |
|______      ECT                    ---------------   ------------  |   ------------      -----------     ----------------
         Equity Corp.                $1.9 million     $16 million   |   $6 million        $48 million           ECT
         ------------               REMIC Residuals     Aircraft    |   Debt Payable      Enron Corp.       Diversified
           |       |                                  (Falcon 900)  |                     Receivables     Investments, LLC
           |       |                ---------------   ------------  |   ------------      -----------     ----------------
           |       |                                                |                                       |         |
---------------  ------------------                          ----------------                    -------------       -------------
 $93.5 million     $110 million                                $48.7 million                     $23.7 million       $48.7 million
  Enron Corp.    Enron Reserve Acq.                           ECT Diversified                       Corporate         Debt Payable
     Note             Note                                         Note                               Bonds
---------------  ------------------                          ----------------                    -------------       -------------



                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Investing Partners' significant assets included $48 million of ENE intercompany receivables, various intercompany receivables of other ENE affiliates (including Debtors and non-Debtors) in the aggregate amount of $16 million, residual REMIC interests, $94 million in preferred stock of ECT Equity Corp., a corporate aircraft with a net book value of $16 million, and 100% membership interest in ECT Diversified Investments, L.L.C., whose primary asset is $24 million in corporate bonds.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Investing Partners' significant liabilities included $6 million zero coupon debt to BT, various intercompany payables, and BT's $8 million limited partnership interest.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed various obligations of the ENE affiliates in the structure, including Investing Partners' obligations under the debt securities issued to BT and its partnership agreement. In addition, ENE entered into various put agreements with BT and its affiliates requiring, under certain circumstances, ENE to purchase recapitalization notes issued by Investing Partners to BT after a recapitalization of Investing Partners. Such recapitalization of Investing Partners would convert BT's outstanding debt and equity interests in Investing Partners into debt securities of Investing Partners guaranteed by ENE.

         30.      JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP

                  a. LEGAL STRUCTURE. JEDI II was formed in December 1997 as a venture capital partnership for the purpose of (i) acquiring, owning, holding, making, participating in, exercising rights with respect to, and disposing of certain qualified investments with the purpose of achieving a target pre-tax internal rate of return on aggregate capital invested of 20%, and
(ii) subject to certain other limitations (primarily based on concentration limits, geography, and risk) to engage in any other business activity necessary or incidental to the business purposes set forth above and that was not forbidden by applicable law. Qualified investments are related to natural gas, crude oil, electricity and other forms of energy, as well as an investment in Enron Energy Services, an ENE subsidiary.

                  b.       STRUCTURE DIAGRAM.

                                    (GRAPH)


                                                    -----------
           _________________________________________    ENA    _______________________________________
           |                                        -----------                                      |
     100%  |                                        |         |                                      | 100%
           |                                        | 100%    | 100%                                 |
-----------------------       ------------------------       -----------------------       ----------------------
 Enron Capital II Corp         Enron Capital III Corp         Enron Capital IV Corp         Enron Capital V Corp
-----------------------       ------------------------       -----------------------       ----------------------
                    |            |                                             |              |
                    |            |                                             |              |
             1% GP  |            |  99% LP                              1% GP  |              | 99% LP
                    |            |                                             |              |
                    |            |                                             |              |
              --------------------------                                   --------------------------
               Enron Capital Management                                     Enron Capital Management
                        II LP                                                       III LP
              --------------------------                                   --------------------------
                          |           1% GP                         49% LP             |
                          |_____________________                _______________________|
                                               |                |
                                               |                |
                                           --------------------------           50% LP            -----------------
                                                     JEDI II         ____________________________       CalPERS
                                           --------------------------                             -----------------


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, JEDI II had approximately $278 million in assets, according to its unaudited year end financial statements.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, JEDI II had approximately $4 million in liabilities, according to its unaudited year end financial statements.

         31.      JT HOLDINGS SYNTHETIC LEASE

                  a. LEGAL STRUCTURE. In December 2000, Ventures, a wholly owned ENE subsidiary, refinanced an existing synthetic lease facility guaranteed by ENE covering the two remaining assets in the facility: (i) real property and a methanol plant thereon in Pasadena, Texas, with a termination value of approximately $74 million, and (ii) real property and gas storage facilities thereon in Mt. Belvieu, Texas, with a termination value of approximately $36 million. The refinancing was accomplished by amending the structure documents to, among other things, extend the term of the leases by five years and facilitate the sale and assignment by certain financial institutions of their interests in the structure to certain other financial institutions. In June 2001, the Mt. Belvieu assets were sold for their approximate termination value, reducing the amended $110 million synthetic lease facility to the approximate $74 million covering the Pasadena assets.

                  The lease covering the Pasadena, Texas property is between State Street (in its capacity as trustee of the 1991 Enron/NGL Trust), as lessor, and Ventures, as lessee. In July 2003, Reliance Trust Company succeeded State Street as Trustee of the 1991 Enron/GL Trust. In December 1991, the 1991 Enron/NGL Trust had issued $600 million aggregate principal and stated amounts of Interim Trust Notes, Series A Trust Notes, Series B Trust Notes, and Series C Trust Certificates to finance its acquisition of several assets (including the Pasadena, Texas property), and refinanced these instruments in December 1995. The Series A Trust Notes and Series B Trust Notes were issued to JT Holdings, a SPE unaffiliated with ENE; JT Holdings financed its purchase thereof through CXC Incorporated, a commercial paper conduit affiliated with Citibank, and such financing was backed by a syndicate of financial institutions. Assets were sold from the synthetic lease structure from time to time, and by the December 2000 refinancing, only the Pasadena and Mt. Belvieu, Texas assets remained. The 1991 Enron/NGL Trust restructured the instruments covering these remaining assets in December 2000, issuing (i) new Series A Trust Notes, due on December 6, 2005, to JT Holdings (ENE understands that the indebtedness of JT Holdings to CXC Incorporated has been satisfied and that Citibank, Bank of Tokyo-Mitsubishi, Ltd. and The Bank of Nova Scotia hold interests in the A-Notes through JT Holdings); (ii) the Series B Trust Notes, due on December 6, 2005, to Barclays and CSFB; and (iii) the Series C Trust Certificates, due on expiration or termination of the lease, to Barclays and CSFB.

         b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

       -----
        ENE
       ----- \                                                            -------------
         |     \  Guarantees                                            /     Banks
         |       \                                          Liquidity /   -------------
         |         \____________                            Facility/    /Interest in
         | 100%                 \                                 /    /  A Notes
         |        Synthetic       \                             /    /
    ----------     Lease      --------------------   A Notes   ---------------
     Ventures ________________      1991 Enron/   _____________  JT Holdings
                                     NGL Trust
    ----------                --------------------             ---------------
         |                            /\                              |
Sublease | 100%            B Notes   /  \  C Certificates             | Satisfied Loan
         |                          /    \                            |
    ----------            ------------  ------------           ---------------
     Methanol              Barclays &    Barclays &                  CXC,
                              CSFB          CSFB                 Incorporated
    ----------            ------------  ------------           ---------------
                                                                      |
                                                                      | Satisfied Loan
                                                                      |
                                                               ---------------
                                                                  Commercial
                                                                 Paper Market
                                                               ---------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, the significant assets in this structure consist of real property and a shut down methanol plant thereon located in Pasadena, Texas.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the following instruments issued by the 1991 Enron/NGL Trust and evidencing an aggregate principal or stated liability of approximately $74 million were outstanding: Series A Trust Notes in the principal amount of approximately $59.2 million, Series B Trust Notes in the principal amount of approximately $12,215,622, and Series C Trust Certificates in an aggregate stated amount of approximately $2,584,378; these debt and equity instruments are interest and yield bearing, respectively.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the life of the lease, Ventures has various financial obligations that are guaranteed by ENE, including, but not limited to, payment for rent, insurance, maintenance, and taxes. At the end of the lease, the parties to the structure may have the following three options: (i) refinance the lease; (ii) ENE/Ventures could purchase the assets for the termination value of approximately $74 million, or (iii) if ENE/Ventures neither refinance the lease nor purchase the assets, then the assets might be sold to a third party, and to the extent of any deficiency between the amount of sales proceeds and structure liabilities, ENE might be liable for up to either the residual guarantee amount of approximately $59.2 million or the termination value of approximately $74 million. Application and interpretation of the terms of documents governing this structure will determine the priority of the ultimate distribution of any amounts received in respect of structure liabilities and sales of structure assets among the holders of the Series A Trust Notes, Series B Trust Notes, and Series C Trust Certificates, and Ventures and ENE.

         32.      K-STAR

                  a. LEGAL STRUCTURE. In June 2001, KStar LP, a limited partnership formed under the laws of Delaware, received cash contributions from its limited partner (99.9999% interest) KStar Trust, a Delaware business trust, and its general partner (0.0001% interest) Maguey, a wholly owned subsidiary of ENA. The cash contributed by KStar Trust as consideration for its limited partner interest in KStar LP was generated from debt and equity issued by KStar Trust to third-party financial institutions.

                  KStar LP's primary business purpose is to acquire, own, hold, operate, manage, and dispose of a production payment and term overriding royalty interest and to engage in any other activities incidental, necessary, or appropriate to the foregoing. KStar LP used the cash contributions made by its partners in June 2001 to acquire such production payment and royalty interests from an ENA subsidiary that had acquired them from a third party. KStar LP also then entered into (i) interest rate and commodity swaps with ENA who assigned them to SRFP in August 2001, which then contemporaneously entered into similar swaps with ENA, and (ii) two commodity purchase and sale agreements for the sale of crude oil and natural gas to ERAC and ENA Upstream, respectively, each of which are affiliates of ENA.

                  In June 2001, KStar LP also retained Maguey to act as servicer to perform certain operating activities and as balancer to advance money to KStar LP, subject to certain conditions, should a shortfall occur in amounts owed to KStar LP due to a timing difference between scheduled volumes of commodities to be delivered in a month and actual volumes of commodities delivered in that month. Mescalito, a wholly owned subsidiary of Maguey, replaced Maguey as balancer in August 2001.

                  In August 2001, the original noteholder of KStar Trust assigned its debt interests in KStar Trust to another third-party financial institution and KStar Trust obtained an insurance policy from two third-party insurers for the benefit of KStar Trust's new noteholder. The insurance policy covered outstanding principal and interest on the KStar Trust notes held by the noteholder. The insurers also issued an insurance policy for the benefit of Mescalito to insure KStar LP's obligation to reimburse Mescalito for balancing advances. The insurers also issued a policy for the benefit of SRFP to insure KStar LP's payment under the interest rate and commodity swaps.

                  Contemporaneously with the issuance of the insurance policies, the insurers and Enron Re entered into a reinsurance agreement, pursuant to which Enron Re agreed to pay the first $10 million of claims and 15% of all claims thereafter under the insurance policies.

                  ENE guaranteed its affiliates' obligations under the applicable transaction documents, except for those of KStar LP.

                  By letters dated January 3, 2002, KStar Trust, as sole limited partner of KStar LP, (i) notified Maguey of its removal as general partner of KStar LP, effective immediately, asserting that Maguey had materially breached provisions of the amended and restated limited partnership agreement of KStar LP, and (ii) notified KStar LP of such removal and that KStar Trust had elected to continue KStar LP's existence and appoint NoStar, LLC, an entity unaffiliated with ENE, as general partner of KStar LP effective January 4, 2002. By letter dated January 11, 2002, Maguey (i) notified KStar Trust that Maguey was not in material breach of the KStar LP partnership agreement and (ii) recognized the right of KStar Trust to remove Maguey as general partner at KStar Trust's discretion, Maguey offered to waive its right to 30-days prior notice of removal provided that KStar Trust took action and provided notice to Maguey that it was being removed as general partner without cause. KStar Trust did not provide such notice.

         b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

               Production Payments/
------------     Term Overriding           ----------------   99.9999%   ------------    Equity     ------------------------
                Royalty Interests                             Interest                ------------
 Producers   ---------------------------                     ----------     KStar
                                                                             VPP          Debt       Financial Institutions
------------                                                                Trust     ------------
                                                                                                    ------------------------
                                                                         ------------                          |  Insurance
------------         Commodity                                                                                 |   Policy
    ENA              Purchase                                            ------------  Insurance               |
 Affiliates          And Sale                                Balancing                  Policy             ----------
   (ENA             Agreements                 KStar         Agreement    Mescalito    --------------       Insurers
  Upstream   ---------------------------        VPP          ----------     Ltd.       Guaranty            ----------
    and                                         LP                                     ----------              |  Reinsurance
   ERAC)                                                                 ------------           |              |    Policy
------------                                                                                    |              |
                                                                                                |          ---------  Guaranty
                                                                         ------------           |            Enron    -----------
                                                              0.0001%                           |             Re                |
                       ISDA                                   Interest                          |          ---------            |
------------          Master                                 ----------     Maguey     Guaranty |                               |
                    Agreement                                                VPP,      ----------                               |
    SRFP     ---------------------------                     Balancing       LLC                |                               |
                                                             Agreement                          |          ---------            |
------------                                                 ----------                         |--------             -----------
     |    ISDA                                                           ------------                         ENE
     |   Master                            ----------------                   |
     |  Agreement                                                             |                            ---------
------------                                                             ------------                          |
                                                                             ENA                               |
    ENA                                                                  ------------                          |
              --------------------------------------------------------------------------------------------------
------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, KStar LP held a production payment and a term overriding royalty interest, and an ISDA Master Agreement with associated confirmations with SRFP.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, (i) KStar LP owed the delivery of crude oil and natural gas to ENA affiliates, (ii) KStar LP potentially owed a mark-to-market payment to SRFP, assuming the ISDA Master Agreement between SRFP and KStar LP had been terminated, (iii) KStar LP may have had cash distribution obligations to its contractual counterparties, including, without limitation, Maguey, Mescalito, ENA Upstream, ERAC, and KStar Trust, and (iv) KStar Trust may have had cash distribution obligations to the holders of debt and equity instruments issued by KStar Trust to third-party financial institutions.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. SRFP delivered a Notice of Event of Default and Designation of Early Termination Date of December 3, 2001 in respect of the ENA-SRFP ISDA Master Agreement and associated confirmations which include, without limitation, those related to this structure under which ENA may have exposure to SRFP; SRFP asserted an aggregate loss of approximately $41.8 million under the ISDA Master Agreement, some portion of which may be related to this structure. Claims may be made against ENA Upstream and ERAC under commodity purchase and sale agreements with KStar LP. Additionally, ENE has guaranteed the obligations of ENA, Mescalito, Maguey, ENA Upstream, ERAC, and Enron Re under various agreements between these entities and KStar LP and the third-party insurers.

         33.      MAHONIA PREPAID FORWARD CONTRACTS

                  a. LEGAL STRUCTURE. For a number of years prior to the Initial Petition Date, ENA and ENGMC entered into prepaid forward contracts with Mahonia Ltd. and Mahonia Natural Gas Ltd. Under each prepaid forward contract, ENA or ENGMC agreed to either (i) deliver a fixed volume of natural gas or crude oil, or (ii) make a payment based on a fixed price for natural gas in return for a lump sum cash payment. ENE guaranteed the obligations of its subsidiaries that entered into the prepaid forward contracts with Mahonia. The prepaid forward contracts with Mahonia that remained open as of the Initial Petition Date are as follows:

                   DATE        NOTIONAL VALUE       MARK-TO-MARKET
 ENE COMPANY     EXECUTED        AT CLOSING        VALUE AT 12/03/01
-------------   -----------    --------------      -----------------
ENGMC           12/18/1997     $ 299,991,679            8,166,574
ENGMC            6/26/1998       250,000,000           50,797,539
ENGMC           12/01/1998       249,994,352           96,391,022
ENGMC            6/28/1999       499,999,986          391,061,132
ENA              6/28/2000       649,999,352          627,291,618
ENA             12/28/2000       330,403,325          253,151,919
ENA              9/28/2001       350,000,000          338,880,229

                  ENA and ENGMC also entered into contracts to hedge exposure under each of the prepaid forward contracts; many of the hedge contracts were entered into with JPMCB. ENE secured, for the benefit of Mahonia, either a surety bond or letter of credit to guarantee the payment of ENE. Refer to Sections IV.C.1.c(i)., "Trading Litigation Referred to Mediation", IV.C.1.c(ii)(B)., "American Home Assurance Co. & Federal Insurance Co. v. Enron Natural Gas Marketing Corp., Enron Corp., JPMorgan Chase & Co., and American Public Energy Agency" and IV.C.1.d(iii)., "JPMorgan Chase Bank, for and on behalf of Mahonia Limited and Mahonia Natural Gas Limited v. Liberty Mutual Insurance Company, Travelers Casualty & Surety Company, St. Paul Fire and Marine Insurance Company, Continental Casualty Company, National Fire Insurance Company of Hartford, Fireman's Fund Insurance Company, Safeco Insurance Company of America, The Travelers Indemnity Company, Federal Insurance Company, Hartford Fire Insurance Company, and Lumbermens Mutual Casualty Company".

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                -----------                     -------------
                                                 SURETY BOND
                  MAHONIA   ___________________   OR LETTER
                                Guarantee         OF CREDIT
                -----------                     -------------
                  |    |                           /   /
        Gas/      |    | $                        /   /
        Crude     |    |       Indemnity or      /   /
                  |    |       Reimbursement    /   /
                -----------      Agreement     /   /
                                        ------/   /
                 ENA/ENGMC             /  -------/
                                      /  /
                -----------          /  /       Premium to
                     |              /  /  Purchase Bond/Fee for
                     | Guarantee   /  /      Letter of Credit
                     |            /  /
                -----------      /  /
                           -----/  /
                    ENE           /
                           ------/
                -----------



                  c. SIGNIFICANT LIABILITIES OF DEBTOR. ENA and ENGMC are obligated under the prepaid forward contracts and ENE guaranteed those obligations. ENE also has reimbursement or indemnification obligations under the surety bonds and letter of credit.

         34.      MALISEET/COCHISE

                  a. LEGAL STRUCTURE. In January 1999, ENE recapitalized an existing subsidiary and renamed it Maliseet. Maliseet elected to be a REIT.

                  ENE purchased a diversified portfolio of publicly traded mortgage securities for approximately $25 million from BT Green, Inc., an affiliate of BT (now part of DB), and contributed them to Maliseet. ENE received voting and non-voting preferred stock of Maliseet. Concurrently, ENE sold 1,000 shares of the common stock of Maliseet to BT.

                  BT contributed to Maliseet (i) a diversified portfolio of publicly traded mortgage securities valued at approximately $2.7 million and
(ii) securities representing the residual interest in certain real estate mortgage investment conduits with an agreed value of $165,000. BT received, in return, 1,000 shares of common stock of Maliseet and a zero-coupon promissory note for the net carrying amount of $1.6 million.

                  In addition, ENE sold non-voting preferred stock of Maliseet of nominal value to 98 independent investors and six individuals who were then officers of ENE and Maliseet.

                  Simultaneously with the REIT transactions, ECT Investments Holding Corp., an ENE subsidiary, purchased the beneficial interest in a trust holding two commercial aircraft from BT for $44 million. The aircraft were on long-term lease to unrelated lessees.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

     --------------                             Put Right                                  --------------
          ENE      ------------------------------------------------------------------------      BT
     --------------                                                                        --------------
        |        |  Voting                                                                      |  |
        |        | Preferred                                                                    |  |
        |        |   Stock                                                                      |  |
        |        |  (95% of        ----------------                ----------------             |  |
        |        | total vote)         6 Former                     98 Independent              |  |
        |        |    82%           Enron Officers                   Individuals                |  |
        |        | non-voting      ----------------                ----------------             |  |
        |        | Preferred              |     Non-voting               |     Non-voting       |  |
        |        |   Stock                |     Preferred Stock          |     Preferred Stock  |  |
        |        |______________________________________________________________________________|  |
-----------------                                       |                                          |
 ECT Investments                                        |                  (1) $1.2 million        |
  Holding Corp.                                         |                    Common Stock          |
-----------------                                       |                 (5% vote and value)      |
                                                        |                  (2) $1.6 million        |
                                                  -------------                  Debt              |
                                                     Maliseet  ____________________________________|
                                                   Properties,
                                                       Inc.
                                                  -------------
                                                        |
                            _________________________________________________________
                            |                           |                           |
                       ----------                   ----------                  ----------
                                                       REMIC                       REMIC
                          Cash                       Residual                     Regular
                                                     Interest                    Interest
                       ----------                   ----------                  ----------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Maliseet's significant assets consisted of $9 million in cash, $21 million in publicly traded mortgage securities, and REMIC residual interests.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Maliseet's significant liabilities included deferred compensation and pension liabilities with a net present value of approximately $8 million and a $1.9 million zero coupon debt payable to BT.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Under the terms of the transaction documents, ENE is obligated to cause Maliseet to effect a recapitalization at any time on or after January 28, 2004 if requested by a 1% holder of preferred or common stock. Upon such recapitalization, the Maliseet common stock and the promissory note held by BT would be exchanged for debt securities of Maliseet, referred to as recapitalization notes. Such recapitalization notes would be guaranteed by ENE. Maliseet may have a claim against ENE for the amount of the deferred compensation and pension liabilities described in subsection d. above.

         35.      MARGAUX

                  a. LEGAL STRUCTURE. At the inception of the transaction, ENE entered into a fixed/floating swap with a Whitewing entity (Pelican Bidder
LLC) that was tied to the operating performance of three power projects: Sarlux (Italy), Trakya (Turkey), and Nowa Sarzyna (Poland). The risks transferred by these swaps were:

                  Sarlux: limited operating risks, regulatory risks, and revenue indexation mismatches;

                  Trakya: limited operating risks, limited country risks;

                  Nowa Sarzyna:   limited operating risks

                  Floating payments from ENE to Pelican Bidder LLC were based on the underlying risks of the plants outlined above; however, these payments were capped at the expected operating performance levels of the facilities. As such, the floating payments could only decline relative to the initial expected payment stream. Semi-annual payments due under the floating leg of the swap were determined by a periodic analysis of the value of the hedged risks as determined by a third-party engineering firm. On the other side of the swap, a fixed payment schedule from Pelican Bidder LLC to ENE was established on the date the swap was executed.

                  Subsequent to the execution of the swap, Pelican Bidder LLC sold its rights to the floating payments from ENE to EPLC, a trust established for the purpose of executing the Margaux transaction. Using the proceeds from the issuance of A certificates ($30 million, $10 million of which were issued to LJM2-Margaux), non-voting B certificates ($15 million, sold to Enron European Investor LLC), and privately placed notes ($95 million, due 2010), EPLC paid Pelican Bidder LLC $121 million for its interest in the swap.

                  In November 2000, Pelican Bidder LLC settled its fixed payment obligation under the swap by paying ENE $132.3 million. As a result, the only remaining obligation under the swap is ENE's floating payment obligation to EPLC. In December 2000, Enron European Investor LLC sold its B Certificates to McGarret VI, L.L.C. (Refer to Section III.F.27., "Hawaii" for further information) for $51.8 million.

                  Cash generated by the swap with ENE is distributed by EPLC as follows: (1) first cash is dedicated to the noteholders ($95 million principal + accrued interest + make-whole, if any); (2) after the noteholders are repaid, the excess is dedicated, on a pro-rata basis, to the A-certificate holders and the B-certificate holders ($45 million investment + accrued yield + make-whole, if any); (3) the excess, if any, is payable to the B-certificate holders.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                  (GRAPH)

                                McGarret VI,
                                  L.L.C.*
                     ---------------------------------
                             "B"     |     "A"            -------------
                        Certificates | Certificates          Equity
                     ---------------------------------   /-------------
-------                        European Power           /
 ENE   ______________             Limited              /
-------   Floating                Company              \
          (project   ---------------------------------  \
           linked)                                       \-------------
                                                           Noteholders
                                                          -------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. EPLC's only asset is ENE's payment obligation under the swap as described above.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. EPLC issued $95 million in notes and $45 million in certificates to fund its purchase of Pelican Bidder LLC's interest in the swap with ENE.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE's obligations under the swap as described above.

         36.      MARLIN

                  A. LEGAL STRUCTURE. In 1998, ENE formed Azurix, a holding company incorporated in Delaware. In December 1998, ENE contributed its stock in Azurix to Atlantic. ENE holds a 50% beneficial interest in Atlantic, as well as 100% of the cumulative preferred stock of Azurix. The remaining 50% beneficial interest in Atlantic is held by Marlin. Marlin is owned by certain certificate holders and it has issued approximately $475 million and (euro)515 million (total approximately $915 million) in bonds.(28) Although each of ENE and Marlin has the right to appoint 50% of the boards of Atlantic and Azurix, to date, only ENE has exercised its right to appoint these directors.

                  When ENE contributed its interest in Azurix to Atlantic in 1998, it also contributed (pound)73 million in the form of indebtedness owed to it by Azurix's wholly owned subsidiary, Azurix Europe. Atlantic then contributed that receivable to its wholly owned

----------------------
(28)     The amount outstanding may change based on currency fluctuations.

subsidiary, Bristol. Azurix Europe paid interest on this obligation in June and December of each year commencing 1999. Azurix Europe repaid this debt in its entirety, including accrued interest, in December 2001.

                  A portion of the funds raised by Marlin from the issuance of certificates and notes was contributed to Bristol to be invested in ENE debt securities. The principal and interest payments on such investments were used to fund the interest payments on the notes and the required yield on the certificates issued by Marlin.

                  In 1999, in an initial public offering, Azurix sold 33-1/3% of its common stock to the public. In 2001, ENE, through its wholly owned subsidiary Enron BW Holdings Limited, acquired the common stock of Azurix previously held by the public. The remainder of the common stock of Azurix is owned by Atlantic.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                            --------------                           --------------
     Enron Convertible |---  Voting Trust        Remarketing          Senior Notes
     Preferred Stock   |                   -----  Agreement   ------      $915
              ----------    --------------     |              |      --------------
             |                                 |              |
     --------------                           -----------------
           ENE         50%               50%     Marlin Water
                   -----------          |----       Trust       -----
     --------------          |          |     -----------------     |
            |                |          |  Preferred Return         |      --------------
            |               --------------                          |-----  Certificates
            |               Atlantic Water                                     $125mm
            |                   Trust       ----------------               --------------
            |               --------------                 |
            |   33% Common        |                        |
            |                     |  67% Common            |
     ----------------             |                        |
        Enron BW            --------------                 |
     Holdings Limited          Azurix                      |
     ----------------       --------------              ---------------------
                                  |                      Bristol Water Trust
                                  |  100%               ---------------------
                                  |
                            --------------
                            Azurix Europe,
                                 Ltd.
                            --------------
                                  |
                                  |  100%
                                  |
                            --------------
                               Wessex
                            --------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Azurix has been engaged in the business of owning, operating, and managing water and wastewater assets and providing water- and wastewater-related services. However, Azurix has recently undertaken an effort to sell many of its assets. On November 7, 2001, Azurix sold Azurix North America Corp. and Azurix Industrials Corp., through which it conducted its North American operations. On May 21, 2002, Azurix completed the sale of Wessex, its subsidiary operating in southwestern England. Currently, Azurix is in the process of liquidating its assets and winding up the remainder of its business affairs. Refer to Section IV.B.5., "Asset Sales" for further information regarding the Azurix-Wessex sale.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Marlin issued $475 and(euro)515 million (total $915 million) of bonds and $125 million of certificates.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE committed to cause the sale of ENE convertible preferred stock in certain instances, including if the $915 million bonds of Marlin were defaulted upon. Because the sale of the convertible preferred stock did not occur ENE is contractually obligated to redeem the bonds in full, less any proceeds Marlin receives from the liquidation of Atlantic's assets. Bristol holds ENE notes of approximately $125 million including principal and interest accrued prior to the Initial Petition Date. ENE is the counterparty to a currency option agreement with Bristol to convert (pound)73 million to $125 million. Refer to Sections VIII.D., "Description of Capital Stock, Board of Directors and Director and Officer Indemnification" and IV.C.1.f(v), "Other Pending Litigation or Arbitrations" for further information.

                  f. STRUCTURE RESOLUTION. On August 7, 2003, the Bankruptcy Court approved a settlement agreement and mutual release among ENE, the Creditors' Committee, Bank of New York in its capacity as the Indenture Trustee for the Marlin Notes, and several Marlin noteholders. Pursuant to the settlement agreement, among other things, (i) the proof of claim filed by the Indenture Trustee will be allowed as a General Unsecured Claim against ENE in the approximate amount of $507.5 million, (ii) ENE and the Creditors' Committee agreed to withdraw their objections to the payment by the Indenture Trustee of the approximately $109 million held by Marlin to the noteholders, (iii) ENE caused Azurix to pay the Indenture Trustee $18,666,234.73 under a promissory note from Azurix to Atlantic, and (iv) the parties to the settlement agreement agreed to various releases related to the Marlin transaction.

         37.      MOTOWN

                  a. LEGAL STRUCTURE. DPC, an unrelated third party, indirectly acquired a 50% ownership interest in each of MPLP and Ada Cogen. Ada Cogen and MPLP are project companies that own 29.4-MW and 129-MW gas-fired, combined-cycle power plants in Michigan.

                  DPC's wholly owned subsidiary, WPE, entered into the WPE loan agreement to finance a portion of its acquisition of the interests in MPLP and Ada Cogen. Contemporaneous with the WPE loan agreement, DPC White Pine, the direct 100% parent of WPE, and KBC, the agent to the financial institutions party to the WPE loan agreement, entered into the DPC White Pine option agreement, whereby KBC, as agent, was granted an irrevocable option to purchase all of DPC White Pine's interest in WPE.

                  Also contemporaneous with the execution of the WPE loan agreement and the DPC White Pine option agreement, ENE entered into the Motown swap with KBC, in its capacity as agent for the financial institutions, pursuant to which ENE was granted an irrevocable option to purchase (i) the interest in the obligations of WPE under the WPE Loan Agreement or (ii) the interest in WPE obtained through the exercise of the purchase option under the DPC White Pine option agreement.

                  Also under the Motown swap, ENE agreed to make fixed quarterly payments to KBC equal to the cost of carry on the principal amount outstanding under the WPE loan agreement, plus the commitment fee for a revolving credit commitment under the WPE loan agreement. KBC agreed to make quarterly payments to ENE of all amounts received from WPE in respect of the loans made under the WPE loan agreement. The Motown swap also provided that upon the maturity or acceleration of the loans under the WPE loan agreement, ENE will pay to KBC all principal, interest, and other sums due to KBC on such date, and KBC will pay to ENE all monies received from WPE in respect of the loans as of such date.

                  Additionally, WPE and ENA entered into two agreements associated with WPE's indirect ownership interests in MPLP and Ada Cogen: (a) a corporate services agreement whereby ENA is to provide, either itself or through affiliates or subcontractors, corporate, administrative, staffing and project and asset management support services; and (b) a consulting services agreement whereby WPE is to provide consulting services to ENA on matters relating to the development and implementation of energy strategies in Michigan.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                                      ---------------------
                                                           Delta Power
                                                           Company, LLC
                                                      ---------------------
                                                                |
                                                                | 100%
                                                                |
                                       Option         ---------------------
                                     _________________ DPC White Pine, LLC
                                     |                ---------------------
                                     |                          |
                                     |                          | 100%
                                     |                          |
-----                           ----------      Loan     --------------
 ENE    Total Return Swap        Lenders      Agreement    White Pine
    ____________________________          _______________  Energy, LLC
-----                           ----------                --------------
                                                                | |
                                                                | |
-----              Corporate Services Agreement                 | |
 ENA  __________________________________________________________| | 100%
-----                                                             |
                                                                  |
                                  ________________________________|_____________
                                  |    -----    -----        -----      -----  |
                                  |     "A"      "B"          "C"        "D"   |
                                  |    -----    -----        -----      -----  |
                                  |____________________________________________|
                                         \       /              \         /
                                          \     /                \       /
                                        ----------             ------------
                                           MPLP                     Ada
                                                                   Cogen
                                        ----------             ------------



                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. MPLP owns a 129-MW gas-fired electric generating facility and Ada Cogen owns a 29.4-MW gas-fired electric generating facility, both located in Michigan.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. The lenders to WPE had outstanding approximately $63.1 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE's payment obligations under the Motown Swap.

         38.      NIKITA

                  a. LEGAL STRUCTURE. On September 28, 2001, Nikita, whose managing member is ENE, contributed 3,276,811 EOTT common units, 7,000,000 EOTT subordinated units, and $9,318,213 of EOTT additional partnership interests to Timber. In exchange for such contribution, Nikita received a Class A membership interest in Timber and a right to receive a special distribution on the closing date after the execution of the limited liability company agreement of Timber. The Class A Interest represents 100% of the voting interest and a .01% economic interest in Timber. However, Nikita may not cause Timber to take certain actions, including to sell, or otherwise dispose of, the EOTT interests described above without the consent of Besson Trust.

                  Timber issued a Class B membership interest to Besson Trust, a Delaware business trust. As consideration for the Class B Interest, Besson Trust paid an aggregate cash purchase price of $80 million. The Class B Interest is generally non-voting and represents a 99.99% economic interest in Timber.

                  Besson Trust financed its acquisition of the Class B Interest through the issuance of its certificate of beneficial interest to CSFB for cash consideration equal to $8,135,000. Yield accrues on the certificate of beneficial interest at an aggregate rate equal to 15% per annum. CSFB subsequently assigned its interest in the certificate of beneficial interest to its affiliate, DLJ. Besson Trust further financed its purchase of the Class B Interest through a credit facility, dated September 28, 2001, among Barclays, as administrative agent, and the lenders party thereto in the amount of $176,865,000. Barclays was the only lender under the credit facility. Besson Trust used the proceeds from the issuance of the certificate of beneficial interest and $71,865,000 drawn under the credit facility to acquire the Class B Interest in Timber.

                  ENA and Besson Trust are parties to a total return swap agreement, pursuant to which (A) on each interest payment date under the credit facility (x) ENA pays to Besson Trust all interest and other sums due to the lenders on such date and (y) Besson Trust pays to ENA all monies or other consideration received with respect to the Class B Interest as of such date less any amounts payable on the certificate of beneficial interest on such date, and
(B) on the maturity date of the loans under the credit facility, (x) ENA pays to Besson Trust all principal, interest and other sums due to the lenders on such date and (y) Besson Trust pays to ENA all funds on hand at Besson Trust on such date, less any amounts payable to the holder of the certificate of beneficial interest. The lenders have priority over the holder of the certificate of beneficial interest with respect to all distributions to be made by Besson Trust, and consequently the total return swap provides credit support only for the loans under the credit facility. Payments made by ENA to Besson Trust under the total return swap cannot be applied in repaying the certificate of beneficial interest or paying all monies or other consideration received with respect to the Class B Interest as of such date less any amounts payable on the certificate of beneficial interest on such date.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                  b. STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                (GRAPH)

|-------------------------------------- ENE. ------------------------------ EOTT Energy
|                                    |   |         Initial 37% EOTT         Partners L.P.
|                                    |   |     L.P. interests and 1.98%          |
|      EOTT common units,            |   |          G.P. interests               |
|      subordinated units and API    |  $|                                       |
|      contribution (Transfer of     |   |                                       |
|      37% L.P. interests)*          |   |                                       |
|                                    |   |                                       |
|                                    |   |                                       |
|                                  Nikita L.L.C.                 Distributions   |
|                                    |   |   |                                   |
|                                    |   |   |                                   |
|                                    |   |   |                                   |
|      EOTT common units,            |  $|   |  A Interest in Timber I LLC -     |
|      subordinated units and API    |   |   |  .01% Economic Interest+          |
|      contribution (Transfer of     |   |   |  100% voting interest in          |
|      37% L.P. interests)*          |   |   |  Timber I LLC                     |
|                                    |   |   |                                   |
|                                Timber I, L.L.C. -------------------------------|
|                                        |   |
|                                        |   |  B Interest in Timber I LLC -
|                                       $|   |  99.99% Economic Interest in        3% Funding
|                                        |   |  Asset - No Voting          |--------------------- Certificates
|                                        |   |                             |      Distributions
|                                  Besson Trust ---------------------------
|                             (Wilmington Trust Co.)-----------------------
|                                        |                                 |      97% Funding
|                      Total Return Swap |                                 |--------------------- Notes
|                                        |                                   Principal & Interest
|    Guarantee                           |
|-------------------------------------- ENA


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Timber owns the EOTT interests described above. EOTT and certain of its affiliates filed for protection under chapter 11 of the Bankruptcy Code on October 8, 2002 in the Corpus Christi Bankruptcy Court, and announced that the company emerged from chapter 11 effective March 1, 2003, in accordance with the order approving the amended Plan of Reorganization entered on February 18, 2003. Under EOTT's plan of reorganization, the Subordinated Units and Additional Partnership Units were cancelled and extinguished effective March 1, 2003. In exchange for every common unit, Timber will receive .02 units and .05185 warrants to purchase units in EOTT Energy LLC. The warrants have a strike price of $12.50. Refer to Section IV.F., "Related U.S. Bankruptcy Proceedings" for further information on the EOTT bankruptcy.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Besson Trust is obligated under the credit facility described above.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE, pursuant to a guaranty dated September 28, 2001, guaranteed the payment and performance obligations of ENA under the total return swap.

         39.      NILE

                  a. LEGAL STRUCTURE. EESSH, an indirect wholly owned subsidiary of ENE, contributed 24,081,551 shares of common stock of ServiceCo to Pyramid I. In exchange for such contribution, EESSH received a Class A membership interest in Pyramid I and a right to receive a special distribution on the closing date after the execution of the limited liability company agreement of Pyramid I. The Class A Interest represents 100% of the voting interest, with certain restrictions, in Pyramid I and a .01% economic interest in Pyramid I.

                  In order to fund the acquisition of ServiceCo stock, Pyramid I issued a Class B membership interest to Sphinx Trust, a Delaware business trust. As consideration for the Class B Interest, Sphinx Trust paid an aggregate cash purchase price of $25 million. The Class B Interest is generally non-voting and represents 99.99% of the economic interest of Pyramid I.

                  Sphinx Trust financed its acquisition of the Class B interest through the issuance of its certificate of beneficial interest to DLJ for cash consideration equal to $1,008,793. Yield accrues on the certificate of beneficial interest at an aggregate rate equal to 15% per annum. Sphinx Trust further financed its purchase of the Class B Interest through a credit facility, dated September 28, 2011, among CSFB, as administrative agent, and the lenders party thereto. Currently, CSFB is the only lender under the credit facility. Sphinx Trust used the proceeds from the issuance of the certificate of beneficial interest and $23,991,207 drawn under the credit facility to acquire the Class B Interest in Pyramid I.

                  Sphinx Trust and ENA are parties to a total return swap agreement, pursuant to which (A) on each interest payment date under the credit facility (on a net basis) (x) ENA pays to Sphinx Trust an amount equal to the shortfall (if any) between (i) distributions received by Sphinx Trust on the Class B Interest and any sales proceeds of the Class B Interest and (ii) principal, interest, and any other amounts payable to the lenders under the credit facility from time to time; and (B) on each payment date under the credit facility (on a net basis) (x) Sphinx Trust pays ENA the excess (if any) of (i) distributions received by Sphinx Trust on the Class B Interest and any sales proceeds of the Class B Interest over (ii) the aggregate of all amounts payable under the credit facility and all scheduled distributions to DLJ. DLJ is subordinate to the lenders in right of payment from Sphinx Trust. As such, the total return swap agreement effectively provides credit support for the lenders but not for DLJ. Payments made by ENA to Sphinx Trust under the total return swap agreement cannot be applied in repaying the certificate of beneficial interest or the Series A Certificate or paying any yield on such certificates.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                     -----------------
                                          EESSH
                                     -----------------
                                        |        |
-----------            Common stock of  |        |  Proceeds from sale of B int
    ENE                   ServiceCo     |      $ |  A int in Asset LLC carrying 100%
-----------                             |        |  voting control
     |                                  |        |
     |                               -----------------
     |  Performance Gty                PYRAMID I LLC
     |                                  "ASSET LLC"
     |                               -----------------
     |                                  |        |
-----------          B int in Asset LLC |        |
    ENA               carrying 99.9%    |      $ |
-----------           economic value    |        |
     |                                  |        |        Equity equal to 3% of
     |                                                    total value of B int.
     |                               -----------------  _________________________  ---------------
     |_____________________________    SPHINX TRUST                $                    EQUITY
                                          "TRUST"       _________________________       "CSFB"
          Total Return Swap          -----------------        Certificates         ---------------
        covering P & I on debt          |        |
                                        |        |
                                 Notes  |      $ |  Debt equal to 97% of
                                        |        |  total value of B int.
                                        |        |
                                     -----------------
                                          LENDERS
                                      "AGENT IS CSFB"
                                     -----------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. ServiceCo provides HVAC (heating, ventilation, and air conditioning) services and full building facility services to commercial customers nationwide. On April 25, 2003, most of the ServiceCo shareholders, including EESSH and Pyramid I, entered into a Redemption Agreement, providing for the redemption of all or portions of their shares of ServiceCo stock. The initial closing of the Redemption Agreement transactions occurred on June 9, 2003. Following the subsequent consummation of a sale of ServiceCo and/or all or substantially all of ServiceCo's assets, Pyramid I will be entitled to receive a designated amount of cash in exchange for all of the ServiceCo shares held by Pyramid I, based upon the net worth of ServiceCo at the time of such sale. Sphinx Trust, DLJ, and CSFB have consented to Pyramid I's participation in the ServiceCo Redemption Agreement transactions. Refer to Section IV.A., "Significant Postpetition Developments" for further information.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Sphinx Trust is obligated under the credit facility described above.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. In addition to ENA's obligations described above, ENE, pursuant to a guaranty dated September 28, 2001, guaranteed the payment and performance obligations of ENA under the total return swap agreement.

         40.      OMAHA OFFICE BUILDING SYNTHETIC LEASE

                  a. LEGAL STRUCTURE. In December 1991, ENE entered into a synthetic lease with State Street covering the Omaha Property, which was owned of record by State Street, as trustee. In July 1997, the lease was amended and extended, resulting in a final maturity date of June 30, 2002.

                  In 1991, when the original lease was executed, State Street, as trustee, issued Series A Trust Notes and Series B Trust Notes to Citicorp Leasing and CSFB, and a Series C Trust Certificate to Citicorp Leasing to finance the purchase of the Omaha Property. Citicorp Leasing invested $8,901,524.18 in a Series A Trust Note, $1,641,391.65 in a Series B Trust Note, and $635,347.91 in the Series C Trust Certificate. CSFB provided the balance of the financing by investing $9.1 million in a Series A Trust Note and $900,000 in a Series B Trust Note.

                  In July 1997, in order to induce ENE to extend the term of the lease, CSFB and its affiliate, Credit Suisse Leasing 92A, L.P., advanced to State Street an additional $2.8 million, which was used by State Street to provide ENE with a tenant allowance. The additional $2.8 million was allocated pro rata among the Series A Trust Notes, the Series B Trust Notes, and the Series C Trust Certificate, increasing the aggregate amount thereof to $24 million. At the time that the lease was extended, Citicorp Leasing assigned the Series A Trust Note and the Series B Trust Note it held to CSFB and the Series C Trust Certificate to Credit Suisse Leasing 92A, L.P., resulting in (a) CSFB owning beneficially and of record a Series A Trust Note due June 30, 2002 in the original principal amount of $20.4 million and a Series B Trust Note due June 30, 2002 in the original principal amount of $2.88 million, and (b) Credit Suisse Leasing 92A, L.P. owning beneficially and of record the Series C Trust Certificate evidencing a $720,000 payment obligation plus accrued yield.

                  ENE executed a residual guaranty for the benefit of State Street pursuant to which ENE agreed to pay to State Street an amount equal to $20.4 million on June 30, 2002 unless ENE purchased the Omaha Property or State Street had exercised its rights pursuant to a termination value agreement to cause ENE to pay to State Street, upon the occurrence of an event of default or a "trigger event" under the lease, an amount equal to the outstanding principal and interest on the debt plus any closing costs associated with the sale of the Omaha Property to a third party.

                  B.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                                CSFB
                                           and affiliate
                                                 |
                                                 | A-Note, B-Note, and
                                  Lease          | Certificate
                       ENE ___________________ Trust
                                           (State Street)
                                                 |
                                                 | 100%
                                                 |
                                               Omaha
                                              Building

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The Omaha Property was the only asset in this structure, which was appraised in 2002 at varying values approximating or less than the amounts owing by ENE under the lease, the residual guaranty, the termination value agreement, and other operative documents.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As outlined above, the trust was obligated to repay amounts owing under the Series A Trust Notes, the Series B Trust Notes, and the Series C Trust Certificate.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. During the life of the lease, ENE had various financial obligations including, but not limited to, payment for rent, insurance, maintenance, and taxes. ENE was also obligated to pay up to $20.4 million under the terms of the residual guaranty, or if an event of default or "trigger event" occurred under the terms of the lease, to pay to State Street the termination value.

                  f. STRUCTURE RESOLUTION. In December 2002, the Bankruptcy Court approved a final settlement of the Omaha synthetic lease structure set forth in a termination agreement among ENE, State Street, State Street (MA), CSFB, and Credit Suisse Leasing 92A, L.P., dated November 15, 2002. Pursuant to the termination agreement, the parties agreed to satisfy all claims relative to the structure documents by terminating them; releasing the parties thereto from any further liability thereunder; directing State Street to convey title to the Omaha Property to CSFB or its designee; providing that CSFB and Credit Suisse Leasing 92A, L.P. pay to ENE 70% of any sales proceeds for the Omaha Property exceeding $25 million for sales made five years after the Bankruptcy Court entered a final order approving the execution, delivery, and performance of the termination agreement; and providing for certain other matters consistent therewith. The Omaha Property subsequently was sold for less than $25 million.

         41.      OSPREY/WHITEWING

                  a. LEGAL STRUCTURE. Whitewing LP is a Delaware limited partnership between Osprey and several ENE subsidiaries. Whitewing LP was established to invest in the activities of business units of various Enron Companies.

                  Osprey, through two offerings consummated on September 24, 1999 and October 5, 2000, and an equity issuance on July 12, 2000, raised $2.65 billion consisting of $2.43 billion of Osprey Notes and $220 million of Osprey Certificates. Osprey invested the proceeds primarily in Whitewing LP, including Osprey's purchase of a preferred limited partnership interest in Whitewing LP, with a nominal amount of proceeds used to purchase a 50% member interest (the Class B interest) in Whitewing LLC. Whitewing LP in turn used the proceeds to redeem an outstanding unaffiliated equity investor in the predecessor entity to Whitewing LP and to invest directly and indirectly (through its subsidiaries) in ENE debt instruments, permitted partnership investments, and Condor. The assets of this structure are held through subsidiaries of Whitewing LP, including Condor, ENA Asset Holdings, and SE Acquisition; SE Acquisition's subsidiaries hold primarily all of the significant assets other than ENE debt and equity securities.

                  In connection with the 1999 Osprey transactions, Whitewing LP converted from a limited liability company to a limited partnership and (i) ENE's membership interest in the limited liability company was redesignated as a limited partner interest that ENE assigned to Peregrine I LLC, a wholly owned ENE subsidiary, and (ii) ENE, through this subsidiary, contributed an ENE demand note to Whitewing LP. In connection with this conversion, ENE caused its outstanding Series A Junior Voting Convertible Preferred Stock held by the former limited liability company to be exchanged for shares of ENE Mandatorily Convertible Junior Preferred Stock, Series B, no par value, and Whitewing LP, in turn, contributed these shares, along with ENE debt instruments and cash, to Condor and received the sole certificate of beneficial interest in Condor. Condor invested the cash in an ENE debt instrument.

                  Also in connection with the 1999 Osprey transactions, Egret, a wholly owned ENE subsidiary, purchased a 50% member interest (the Class A interest) in Whitewing LLC, the general partner of Whitewing LP. As the Class A member of Whitewing LLC, Egret controls the management of Whitewing LLC, subject to certain rights of Osprey that include consent rights for certain actions and the ability to cause management of Whitewing LLC to be assumed by a four-person board of directors. If such a board is established, two directors would be designated by each of Egret and Osprey. Through its indirect 100% ownership of Egret, ENE continues to retain management and control of Whitewing LLC, Whitewing LP, and SE Acquisition and its subsidiaries, subject to Osprey's rights.

                  ENE has filed with the Bankruptcy Court preference actions against certain Whitewing entities. Refer to Section IV.C.1.b(ii), "Enron Corp., et al. v. Whitewing Associates, L.P., et al. (Adv. No. 03-02116, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division) for further information.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                    (GRAPH)


       -----------------                                                        Osprey Certificateholders
             ENE                                                                    /   $220 million
       -----------------                                                           /
        /           \                                            ---------------  /
 100%  /      100%   \                                                           /
      /            ----------------                                   OSPREY
----------------    PE HOLDINGS LLC                                              \
     BAM           ----------------                              ---------------  \
----------------           |       \    100%                       /        /      \  Osprey Noteholders
      |              100%  |        \---------       50% Member   /        /          $2.43 billion
      |  100%              |           EGRET         Interest    /        /
      |            ----------------  ---------\                 /        /
----------------    PEREGRINE I LLC     50%    \               /        /
KINGFISHER I LLC   ----------------    Member   ---------------        /
----------------     /     |          Interest   WHITEWING LLC        /
        |           /      |                    ---------------      / Preferred LP interest
        |          /       |                          |GP Interest  /
        |  .1% LP /        | LP interest              |            /
        |        /         |                          |           /
        |       /          |-------------             |          /
        |      /                        |             |         /
        |  LP interest                  |-----        |        /
        |    /                                \ ---------------               100%
        |---/----------------------------------  WHITEWING LP   ----------------------------
           /                                    --------------- \                           |
---------------      99.89% LP                   |         |     \                          |
   ENA ASSET    ----------------------------------         |      \                    -----------
   HOLDINGS     --------------------------------------     |  100% \                     CONDOR
---------------              0.01% GP                |     |        \                  -----------
      |                                              |     |         \                        \
      |                                              |     |          \ 99.99% LP              \
---------------                               ------------------       \                        \-------- 1) Enron mandatorily
                                               BLUE HERON I LLC \       \                                    convertible preferred
 BAMMEL ASSETS                                ------------------ \       \                                   stock, Series B
                                                 |      0.01% GP  \     ----------------                  2) $413 million ENE notes
---------------                                  |                 \---  SE ACQUISITION  -- $201 million
                                                 |                      ----------------    ENE notes
                                          0.01%  |                              |
                                                 |                              |  99.99%
                                                 |                              |
                                   --------------------------------------------------------------------------------------------
                                   Blue Heron I LLC has a .01% general partner or managing member interest and SE Acquisition has a 99.99% limited partner or member interest in each of the limited partnerships and limited liability companies, respectively, that hold direct or indirect interests in assets.
                                   --------------------------------------------------------------------------------------------
                                                                                |
                                                                                |
                                                                       --------------------
                                                                             ASSETS
                                                                       --------------------


                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. In addition to ENE debt and equity securities, investments held within this structure include indirect economic interests in several European power projects, a power distribution company and a natural gas distribution company in South America, and an economic interest in several debt and equity investments related to North American exploration and production, power and technology companies. Refer to Section IV.B.5., "Asset Sales" for information regarding the Arcos sale.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Osprey issued $2.43 billion in Osprey Notes and $220 million in Osprey Certificates. Refer to Section IV.C.1.b(ii), "Enron Corp., et al. v. Whitewing Associates, L.P., et al. (Adv. No. 03-02116, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for further information.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Condor may have a claim against ENE for approximately $2.43 billion, because certain transactions have not occurred under a share settlement agreement between ENE and Condor, and a remarketing and registration rights agreement among ENE, Osprey, Whitewing LLC, Whitewing LP, Condor, the Osprey indenture trustee, and initial remarketing agents, including, without limitation, the sale of the ENE Mandatorily Convertible Junior Preferred Stock, Series B. In addition, ENE issued $413 million in notes payable to Condor and $201 million in notes payable to SE Acquisition and one of its subsidiaries. Application and interpretation of the terms of documents governing this structure will determine the priority of the ultimate distribution of any amounts received in respect of these liabilities and sales of structure assets among the holders of the Osprey Notes and Osprey Certificates, and ENE.

         42.      RAWHIDE

                  a. LEGAL STRUCTURE. Project Rawhide was consummated in December 1998. Ponderosa and Sundance were created to hold approximately $2.4 billion in contributed value of equity and debt interests primarily in power and energy-related assets in the Americas, Europe, and the Philippines contributed by ENE and its affiliates. These asset interests initially were contributed to Ponderosa and in consideration therefor, ENE and its affiliates were issued the limited partner interests in Ponderosa. Ponderosa then contributed approximately $858 million of such contributed asset interests to Sundance in consideration for the general partner interest in Sundance. The sole limited partner interest in Sundance was issued to Rawhide through the following series of transactions:
Rawhide (i) was capitalized with an aggregate $22.5 million equity investment by two third-party institutional investors (Rawhide's capital contributing members are (1) Hoss LLC ($12.5 million), the sole membership interest in which was acquired in March 2000 by LJM2 Norman from HCM High Yield Opportunity Fund, L.P. (a hedge fund managed by Harch Capital Management, Inc.), and (2) Little Joe LLC ($10 million), the sole member of which is Crescent/Mach I Partners, L.P., an affiliate of Trust Company of the West), (ii) incurred $727.5 million of secured debt to CXC Incorporated, a commercial paper conduit affiliated with Citibank (this indebtedness was backed by a syndicate of banks that ENE understands has succeeded to CXC Incorporated's interests), and (iii) used the resulting $750 million of aggregate proceeds to make a capital contribution to Sundance in consideration for being issued the sole limited partner interest in Sundance. Sundance then made a $750 million secured loan to Ponderosa, which then made an unsecured term loan of like amount to ENA that is guaranteed by ENE. The general partner interest in Ponderosa was issued to a wholly owned ENE subsidiary, Enron Ponderosa Management Holdings, Inc., in consideration for its cash capital contribution of $250,000 to Ponderosa.

                  Since December 1998, approximately $60 million of the principal amount of each of the Ponderosa loan to ENA, the Sundance loan to Ponderosa, and the CXC Incorporated loan to Rawhide was repaid from an approximate $60 million repayment of principal under the loan from Ponderosa to ENA, and the capital account of Rawhide in Sundance was decreased by the same amount. In addition, Ponderosa made demand loans to ENE, constituting permitted investments of cash in the structure (including, without limitation, proceeds from sales of project interests from time to time), the outstanding unpaid principal balance of which, as of the Initial Petition Date, was approximately $698 million.

                  In November 2001, Citicorp North America, Inc. as collateral agent for the banks under the secured loan to Rawhide, delivered a notice of "Appointment of Portfolio Manager" for Sundance and Ponderosa. In this notice, Citicorp North America, Inc. asserted, among other things, that: (i) the occurrence of certain events, including, without limitation, downgrades in ENE's long-term unsecured debt ratings and nonpayment of loans by Ponderosa to ENE, effects dissolution under Delaware law of Sundance and Ponderosa and commencement of winding up their respective business and liquidating their respective assets, (ii) the occurrence of such events also empowered Citicorp North America, Inc. to appoint a "Sundance Portfolio Manager" and "Ponderosa Portfolio Manager," each of which has certain rights with respect to such winding up and liquidation, and (iii) it had appointed Citibank as Sundance Portfolio Manager and Ponderosa Portfolio Manager. ENE disputes the validity, effectiveness, and scope of the purported appointment.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.


                                    (GRAPH)

------------------------------------------------------------------             -----------------------     -------------------------
                             ENE                                                      Investors                      Banks
------------------------------------------------------------------             -----------------------     -------------------------
           |                      |                   |         |                      |            |                   |
           |                      |                   |         |                      |            |      $667.5 MM    |
           |                      |                   |         |                      |   Member   |       Secured     |
           |                      |                   |         |              $22.5MM |  Interests |         Loan      |
----------------------------------------------------------------|              -----------------------------------------------------
                                Enron                           |
      ENE, ENA and            Ponderosa                         | $690 MM
       other ENE              Management                        | Demand                              RAWHIDE
      subsidiaries          Holdings, Inc.            ENA       |  Loans
----------------------   ---------------------  --------------- |              -----------------------------------------------------
          |          |            |         |                |  |                           |                            |
          |          |            |         |   $690MM Term  |  |                           |                            |
    LP    |  Project |      GP    |         |   and $50 MM   |  |              LP Interest  |                   $690 MM  |
Interests | Interests|   Interest | $250,000|   Demand Loans |  |                           |                            |
          |          |            |         |                |  |                           |                            |
          |          |            |         |                |  |                           |                            |
------------------------------------------------------------------  _________  -----------------------------------------------------
                                                                    Project
                          PONDEROSA                                 Interests                        SUNDANCE
------------------------------------------------------------------ __________  -----------------------------------------------------
                              |                                    |          |                          |
                              |                                    |          |                          |
                              |                                    |          |                          |
                              |                                    |          |                          |
                              |                                    |          |                          |
                      -------------------                          |__________|                 -------------------
                           Project                                    $690 MM                         Project
                          Interests                                 Secured Loans                    Interests
                      -------------------                                                        -------------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, (i) Ponderosa held interest-bearing debt instruments issued by ENE (approximately $698 million in unpaid principal) and ENA (approximately $690 million in unpaid principal on term loan and $50 million in unpaid principal on demand note, both of which are guaranteed by ENE), and by EGPP (related to power plants in the Philippines and Central America) (an aggregate approximate $137.5 million in unpaid principal), (ii) Sundance held an interest-bearing debt instrument issued by Ponderosa (approximately $690 million in unpaid principal), and (iii) the banks held an interest-bearing debt instrument issued by Rawhide (approximately $667.5 million in unpaid principal). Significant assets held through Ponderosa's subsidiaries include varying interests in natural gas distribution facilities in Brazil and Argentina, a gas pipeline and processing plant in Argentina, and a pipeline in Colombia. Significant assets held through Sundance include common units representing limited partner interests in Northern Border Partners that owns a significant interest in a U.S. interstate pipeline.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the outstanding principal balance of the loan by banks to Rawhide was approximately $667.5 million.

                  e.       SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS.

                           (i)      DEMAND LOANS. As of the Initial Petition
Date, the aggregate unpaid principal balance of the (i) ENE demand loans payable to Ponderosa was approximately $698 million, and they became due and payable in November 2001 without demand as a result of S&P downgrades in ENE's long-term unsecured debt rating, and (ii) ENA demand note payable to Ponderosa and guaranteed by ENE was approximately $50 million.

                           (ii)     TERM LOAN. As of the Initial Petition Date,
the aggregate outstanding principal balance of the term loan by Ponderosa to ENA guaranteed by ENE was approximately $690 million.

                           (iii)    LP OBLIGATIONS. Several limited partners of
Ponderosa are Debtors, as of June 28, 2003, these include ENE, ENA, Enron Capital Management (as a division of ENE), ACFI, EDF, EGPP, Ventures, and ERAC. The limited partners of Ponderosa may be required to make capital contributions to Ponderosa with respect to certain liabilities, including, without limitation,
(i) payments with respect to certain indemnification obligations of Ponderosa and Sundance, (ii) certain contribution obligations required with respect to assets contributed to Ponderosa, including those contributed onto Sundance,
(iii) payments for deficiencies between sales proceeds from the disposition of contributed assets and the value at which they were contributed to Ponderosa, and (iv) payments of certain Ponderosa including without limitation expenses, liabilities, obligations, settlements, claims, losses, and costs.

                           (iv)     ENE GUARANTEES. ENE has guaranteed certain
payment and performance obligations of its subsidiaries (excluding the payment by Ponderosa of principal or interest on the loan by Sundance to Ponderosa), including, without limitation, those of ENA under the Ponderosa loan to ENA, and of the partners of Ponderosa and of Ponderosa as general partner of Sundance (excluding certain obligations of Ponderosa, as Sundance's general partner, to make preferred payments to Sundance's limited partner) under the limited partnership agreements of Ponderosa and Sundance, respectively.

         43.      RIVERSIDE

                  a. LEGAL STRUCTURE. In 1991, ECTRL, a U.K. subsidiary of ENE, entered into various construction and financing agreements with several U.K. power producers and lenders to finance and construct a 1,875-MW power plant in the northeast U.K. Following construction of the power plant, ECTRL's ownership interests in the power plant were transferred among several subsidiaries of ECTRL's parent (EEL, an indirect subsidiary of ENE) to monetize such ownership interests. In connection with the monetization transactions, EEL guaranteed various debt obligations of its direct and indirect subsidiaries and ENE guaranteed EEL's guarantees of such obligations.

                                   EXHIBIT A
                             RIVERSIDE TRANSACTI0N
                                   STRUCTURES



                  b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)

                   Guarantee of                ---------------                    Guarantee of EEL
     ------------------------------------------      Enron    ----------------------------------------------------------
     |            EEL's Guarantee              ---------------                       Guarantees                         |
     |                                                |  100%                                                           |
     |                                                |  Equity                                                         |
     |                                         ---------------                                                          |
     |                                           Intermediate                                                           |
     |                                             Holding                                                              |
     |                                            Companies                                                             |
     |                                         ---------------                                                          |
     |                                                |  100%                                                           |
     |                                                |  Equity                                                         |
     |            Limited Guarantee            ---------------                    Guarantee of                          |
     |-----------------------------------------      EEL      ----------------------------------------------------------|
     |                of Notes                 ---------------   Swap              Facilities                           |
     |                                                |        Agreement                                                |
     |          100%                             ----------------------------                                           |
     |        Ordinary __________________________|__________________________|_____                                      |
     |         Shares  |                         |    |      100%           |    | 100%                                 |
     |                 |                         |    | Ordinary Shares     |    | Equity                               |
     |            ------------                 ---------------            --------------                                |
     |                EEP2                           EEP5     ----             ECTRL                       -----------  |
     |            ------------                 ---------------   |        --------------    L2,000,000      EEPS Term   |
     |                                                |          |----------------------------------------  Facility   --
     |                100%            ________________|_______________                    Term Facility      Lenders    |
     |              Ordinary         |                |              |    100% Ordinary                    -----------  |
     |               Shares          |                |              |        Shares                       -----------  |
     |                         -------------          |        -------------               L64,500,000      EEP6 Term   |
     |                             EEP4               |             EEP6    ------------------------------  Facility   --
     |                         -------------          |        -------------              Term Facility      Lenders    |
     |                                                |              |       100% Preferred                -----------  |
     |                                                |              |           Shares                                 |
     |              Guarantee of Notes                |              |                                ------------------|
 ------------ ----------------------------------------|------- -------------      L49,500,000             EEP3 Credit   |
 Noteholders \____                          100%      |--------     EEP3    -------------------------- Facility Lenders--
-------------      \                      Ordinary             /------------    Credit Facility       -----------------
            \       \ $121,200,000         Shares         ____/      |
             \       \ L35,000,000                       /      ------------     100% Ordinary and
              \       \ Notes                  100%     /|------    EEP1         Preferred Shares
               \       \                    Ordinary   / |      ------------
                \       \----------------    Shares   /  |  100%   |     |                                 ---------------
                 \ /-----      TPFL      ____________/   |Ordinary |     |                                   TPL Lenders
    Guarantee     /      ----------------                | Shares  |     |     85% Preferred               ---------------
    of Notes     / \                                     |      ------------       Shares                           |
                /   \                                    |          TPHL    --------------------                    |
               /     \                                   |      ------------                   |                    |
------------- /       \-----------------------------------         |     |                     |    L93,046,650    |
   Risk      /                                      50% Preferred  |     |    30% Ordinary     | Equity Loan Notes  |
 Management /  Teeside                              Shares         |     |       Shares        |                    |
-------------   Swaps                                           ------------                   |                    |
                                                                            --------------------                    |
                                                                     TPL                              L755,800,000  |
L=Pounds                                                                    -----------------------------------------
                                                                ------------                         Credit Facility

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. EEP1, an indirect, wholly owned subsidiary of EEL, owns 100% of the ordinary shares and 85% of the preferred shares of TPHL, which is the entity that owns 50% of the preferred shares and 30% of the ordinary shares of TPL, which is the entity that owns the power plant. In addition, TPHL is the holder of approximately GBP 93,046,650 in equity loan notes issued by TPL in connection with the financing of the power plant.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. In connection with the construction of the power plant, TPL entered into a credit facility with an estimated outstanding balance of GBP 755.8 million and issued to TPHL, as noted above, approximately GBP 93,046,650 in equity loan notes. In addition, various direct and indirect wholly owned subsidiaries of EEL issued indebtedness in connection with the monetization and transfer of the ownership interests in the power plant as follows: (i) EEP3 issued approximately GBP 49.5 million of secured indebtedness pursuant to a secured credit facility;
(ii) EEP5 issued approximately GBP 2 million pursuant to a secured credit facility; (iii) EEP6 issued approximately GBP 64.5 million pursuant to a secured credit facility; and (iv) TPFL issued fixed and floating rate secured notes with any aggregate principal amount of GBP 35 million and

$121.2 million. EEL guaranteed the debt obligations of its subsidiaries referred to in the prior sentence in connection with these transactions.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE guaranteed the obligations of EEL to provide the guarantees noted above.

         44.      SLAPSHOT

                  a. LEGAL STRUCTURE. Slapshot was a transaction involving CPS, ENE's principal newsprint and directory paper asset in Quebec, Canada, entered into on June 22, 2001. Slapshot lenders were not granted a security interest in the shares of CPS or in its assets, the principal credit support for the financing being provided by ENE through the Put Agreement and Total Return Swap, described more fully below. Proceeds of the Slapshot financing were used to repay ENE under a bridge loan entered at the time of CPS's acquisition in March 2001.

                  Shortly prior to ENE's bankruptcy filing, but following a cross-default by ENE, Flagstaff, a wholly owned subsidiary of JPMCB which extended the Slapshot loan, irrevocably put certain warrant rights, described below, to ENE, in accordance with the terms of the Put Agreement. The exercise of the put option under the Put Agreement had the effect of substituting ENE as the party responsible for paying the unamortized portion of the Slapshot loan payable to Flagstaff, in the place and stead of Hansen, the original Slapshot borrower and a wholly owned subsidiary of CPS. Because ENE's ability to honor its payment obligations under the Put Agreement and Total Return Swap arrangements remains subject to the automatic stay provisions applicable to ENE's bankruptcy, ENE has yet to pay to Flagstaff any amounts due under the Total Return Swap.

                  The Slapshot transaction is briefly summarized as follows:

                           (i)      FLAGSTAFF LOANED HANSEN $1.4 BILLION UNDER
AN UNSECURED CREDIT AGREEMENT. To fund the Hansen credit facility, Flagstaff received a $375 million secured loan from a syndicate of banks and a $1.04 billion loan from Chase. In connection with the Hansen credit agreement, Hansen issued a $1.4 billion note to Flagstaff bearing an annual interest rate of 6.12% and a maturity date of June 23, 2006. Under the terms of the Hansen credit agreement, in addition to the outstanding principal due thereunder, a make-whole amount consisting of (a) the accrued and unpaid interest due on or before the date of any voluntary or involuntary prepayment of principal under the loan, and
(b) the present value of all payments of interest under the Hansen credit agreement that would have been payable on the principal that was prepaid had such payment of interest occurred on the originally intended maturity date of June 23, 2006, becomes due and payable upon any prepayment of principal or upon an event of default (which includes material cross-defaults and the filing for bankruptcy protection by ENE) under the Hansen credit agreement.

                           (ii)     HANSEN IN TURN LOANED $1.4 BILLION TO CPS IN
EXCHANGE FOR A $1.4 BILLION INTERCOMPANY DEMAND NOTE BEARING ANNUAL INTEREST OF 6.13% AND A FINAL MATURITY DATE OF JUNE 23, 2006. The intercompany note in favor of Hansen contains a waiver of remedies that significantly limits Hansen's right of recourse against CPS, as well as rights of third parties deriving their rights through Hansen.

                           (iii)    HANSEN ENTERED INTO A SUBSCRIPTION AGREEMENT
WITH NEWMAN, ANOTHER WHOLLY OWNED SUBSIDIARY OF CPS, PURSUANT TO WHICH NEWMAN AGREED TO MAKE A DEFERRED PAYMENT (ON THE EARLIER OF (I) JUNE 23, 2006 OR (II) THE DATE UPON WHICH THE PRINCIPAL AMOUNT OWING UNDER THE HANSEN CREDIT AGREEMENT BECOMES DUE AND PAYABLE) TO HANSEN IN RETURN FOR THE CLASS A PREFERRED CONVERTIBLE SHARES OF HANSEN.

                           (iv)     Hansen, Newman, and Flagstaff entered into
an assumption agreement pursuant to which Newman paid Flagstaff $1.04 billion in return for the assumption by Flagstaff of Newman's future obligation to pay the $1.4 billion subscription price under the subscription agreement to Hansen (to occur on the earlier of (i) June 23, 2006 or (ii) the date upon which the principal amount owing under the Hansen credit agreement becomes due and payable). Under the subscription payment assumption agreement, the Hansen Class A shares are to be issued to Newman.

                           (v)      FLAGSTAFF AND HANSEN ENTERED INTO A WARRANT
AGREEMENT PURSUANT TO WHICH FLAGSTAFF RECEIVED A WARRANT THAT COULD BE EXERCISED FOR NONCONVERTIBLE CLASS B PREFERRED SHARES OF HANSEN. At any time prior to the occurrence of an event of default under the Hansen credit agreement, Flagstaff may exercise, and at any time after the occurrence of an event of default under the Hansen credit agreement, any holder other than Flagstaff may exercise, the Hansen warrant (at a purchase price of $1.00 per Hansen Class B share) for the number of Hansen Class B shares equal in aggregate value to the make-whole amount determined as of the date of exercise, whether or not the make-whole amount is then due and payable.

                           (vi)     FLAGSTAFF AND ENE ENTERED INTO A PUT OPTION
AGREEMENT PURSUANT TO WHICH FLAGSTAFF HAS THE RIGHT, UPON AN EVENT OF DEFAULT UNDER THE HANSEN CREDIT AGREEMENT, TO CAUSE ENE TO PURCHASE THE HANSEN WARRANT AND HANSEN'S RIGHTS TO THE MAKE-WHOLE AMOUNT UNDER THE HANSEN CREDIT AGREEMENT IN RETURN FOR A PUT PURCHASE PRICE EQUAL TO THE FAIR MARKET VALUE OF THE HANSEN WARRANT AND HANSEN'S RIGHTS TO THE MAKE-WHOLE AMOUNT UNDER THE HANSEN CREDIT AGREEMENT AS DETERMINED BY ENE , OR, IF NO DETERMINATION IS MADE ON THE SAME BUSINESS DAY THAT ENE RECEIVES NOTICE OF FLAGSTAFF'S INTENT TO CAUSE ENE TO MAKE THE PURCHASE, THEN EQUAL TO THE TANGIBLE NET WORTH OF HANSEN.

                           (vii)    FLAGSTAFF AND ENE ENTERED INTO A TOTAL
RETURN SWAP. The payment date under the total return swap is the date of assignment of the Hansen warrant and Hansen's rights to the make-whole amount under the Hansen credit agreement to ENE pursuant to the put agreement. On the payment date, Flagstaff pays an amount equal to the value of the Hansen warrant and Hansen's rights to the make-whole amount under the Hansen credit agreement, as determined under the put agreement, to ENE, in return for ENE's payment to Flagstaff of an amount equal to the make-whole amount owed by Hansen to Flagstaff under the Hansen credit agreement. The net effect of an exercise of the put option under the put agreement and the triggering of the total return swap, is the payment by ENE to Flagstaff of the make-whole amount.

                  b. STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                    (GRAPH)

                      --------------                                                  --------------
                           ENA                          $1,414MM                           ENRON
                      and affiliates   ____________________________________________>  and affiliates
                      --------------  |                                               --------------
                            |         |
                        100%|         |                            General corp. purposes, including
                            |         |                              repayment of bridge financing
                      --------------- |
                           CPS        |
                        (Stadacons -                        100%
                      Mill in Canada) ______________________________________________________
                      ---------------                                                       |
                            | |                                                             |
                            | | $1.414 MM                                                   |
                       100% | |  CPS Loan/Note                                              |
                            | \/                                                            |
                      --------------                                                  --------------
                         Hansen                Subscription Agreement                     Newman
                        (Canada)     <_______________________________________________>   (Canada)
                      --------------                                                  --------------
             Subscription /\ /\ $1,414MM                                                    | Subscription
                  Payment |  |  Hansen Loan with                                   $1,039MM | Payment
               Assumption |  |  Credit Support              -------------                   | Assumption
                Agreement |  |  (Warrant)                     FLAGSTAFF    <________________| Agreement
                          |  | __________________________>       (US)
                          | _____________________________>  --------------
                                                            / /\    /\ \  /\
                                                           /  /      |  \  \
                                                      Put /  / Total |   \  \
                                                         /  / Return |    \  \
                                                        /  /   Swap  |     \  \ $1,039MM
                                                       /  /          | 100% \  \ JP Morgan
                                               -----  \/ /           |       \  \   Loan
                                               ENRON    /     $375MM |        \  \
                                               CORP.   \/  Flagstaff |         \  \
                                               -----            Loan |          \  \
                                                                 -----        ---------
                                                                  BANK        JP MORGAN
                                                                 GROUP           (US)
                                                                 -----        ---------

                  c. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE may be obligated under the total return swap to pay Flagstaff a sum equal to the make-whole amount.

         45.      SO2

                  a. LEGAL STRUCTURE. The SO2 Inventory Project was established to monetize an inventory of sulfur-dioxide emissions credits held by ENA. To effectuate the project, ENA executed an ENA GTC along with a confirmation dated September 28, 2001, with Colonnade Limited, a Guernsey, Channel Islands company. Under the GTC, ENA purported to agree to sell 757,975 emissions credits to Colonnade in return for a cash payment of $128,372,535. A month later, ENA purported to sell an additional 166,607 emissions credits to Colonnade under an agreement, dated October 30, 2001 for a cash payment of $29,108,639.

                  Colonnade also entered into a call option agreement, dated October 30, 2001 for the emissions credits with Herzeleide, LLC, a Delaware limited liability company, and a put option agreement concerning the emissions credits with Grampian LLC, a Delaware limited liability company. Herzeleide and Grampian are wholly owned subsidiaries of ENE.

                  ECT had previously entered into an ISDA master agreement and a credit support annex, both dated January 13, 1994, as amended from time to time, as supplemented by three confirmations of swap between Barclays and ENA (formerly known as ECT), each dated October 30, 2001, with Barclays. Under the terms of the swap, ENA makes fixed payments (equal to the sum of the fixed price per emissions credit and the notional quantity of emissions credits referenced per year) and Barclays makes floating payments (based on a quoted bid price). The total amount of the fixed payments payable by ENA pursuant to all three swap confirmations is $157,481,173. The total amount of the floating payments payable by Barclays is variable, based on the applicable reference spot price per emissions credit.

                  On October 30, 2001, ENE and Barclays entered into a Charge on Cash, under which ENE deposited $59.5 million in cash into a Barclays account in London. The agreement purported to allow Barclays to withdraw funds from this account to meet any present or future obligation and liability of ENE, or any of its subsidiaries, to Barclays or certain of its affiliates.

                  ENE guaranteed Herzeleide's and Grampian's obligations under the call option agreement and the put option agreement, respectively, and was the guarantor of ENA's obligations under the swap confirmations.

                  b.       STRUCTURE DIAGRAM AS OF THE INITIAL PETITION DATE.

                                               (GRAPH)

                 Fixed             ----------
     _____________________________  BARCLAYS
    |        Financial Swap           BANK
    |  ___________________________ ----------
    |  |        Floating
    |  |
---------------              $157,481,174               ---------------
    ENRON      _________________________________________
 NORTH AMERICA              Sale Agreement               COLONNADE LTD.
               _________________________________________
---------------            924,582 SO2 Credits          ---------------
                                                         |  |   |  |
                                 ________________________|  |   |  | Put Option
                                 |  ________________________|   |  | (on SO2
            American Call Option |  |                           |  | credits)
            (on SO2 credits)     |  | $3,305,416          $300  |  |
                                 |  |                           |  |
                        ------------------------       ------------------------
                            HERZELEIDE, LLC                   GRAMPIAN LLC
                        (ENRON CORP. SUBSIDIARY)       (ENRON CORP. SUBSIDIARY)
                        ------------------------       ------------------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Colonnade purported to own 924,582 emissions credits.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, ENA was obligated on certain financial swaps with Barclays, and Grampian was obligated on that certain put option to Colonnade.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. On December 4, 2001, Barclays sent ENA a Notice of Termination as a Result of Voluntary Filing, claiming that the ENA bankruptcy was an event of default under the master ISDA agreement. On December 31, 2001, Barclays sent ENA a Statement of Payment on Early Termination that calculated the amounts due under the swap confirmations. Barclays used the average of 2 market quotations ($94,774,866) for the value of the floating payments payable by Barclays under the three swap confirmations. The total amount of the fixed payments payable by ENA remained $157,481,173. Barclays thus claimed that it was owed $62,706,307 by ENA.

         46.      SPOKANE

                  a. LEGAL STRUCTURE. On October 1, 1998, EPMI entered into long-term physical power supply agreement with Spokane. The Spokane contract serves as a physical and financial hedge for Spokane's obligations to PGE under a contract dated June 26, 1992, that Avista monetized by assigning to Spokane for a payment of approximately $145 million. The PGE contract gives PGE an option to purchase peak energy in exchange for off-peak energy and capacity payments.

                  The Spokane Trust issued notes and certificates to fund the assignment of the PGE contract to Spokane, and Spokane in turn collaterally assigned the Spokane contract and PGE contract to the Spokane Trust as collateral.

                  ENE issued a performance guarantee to the Spokane Trust, for the benefit of the noteholders, of the obligations of EPMI under the Spokane contract.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

           -------------------           -------------------
                 AVISTA                   SERVICER (AVISTA)
           -------------------           -------------------
                          |                   |
                          |                   |
                Contract  |                   |     Servicer
               Assignment |                   |    Agreement
                          |                   |
                          |                   |
                          |                   |
 ------__________________-----------------------___________________-----
         Physical Energy                          Physical Energy

  EPMI                     Spokane Energy, LLC                      PGE
        Capacity Payment                         Capacity Payment
       __________________                       ___________________
 ------                  -----------------------                   -----
                          |                   |
          Purchase Price  |                   | Principal & Interest
                          |                   |
                          |                   |
                          |                   |
                          |                   |
                         -----------------------
                              Spokane Energy
                              Funding Trust
                         -----------------------
                         /                    \
                       /                       \
                   ------                    -------
                    Debt                      Equity
                   ------                    -------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. Spokane has power contracts with PGE and EPMI.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, the Spokane Trust had obligations of approximately $139 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. For EPMI, the unliquidated value of the Spokane contract. ENE guaranteed the obligations of EPMI under the Spokane contract.

                  f. STRUCTURE RESOLUTION. As of September 24, 2003, EPMI and ENE entered into certain agreements with Spokane, Avista, Peaker L.L.C. and the other signatories named in such agreements pursuant to which, among other things, EPMI will assign its interests in the Spokane contract and the Avista contract to Peaker L.L.C. in return for a release of all claims against EPMI and ENE in connection with the assigned contracts and the ENE performance guaranty. The Settlement Agreement will become effective when the Bankruptcy Court's order approving the transaction, which was entered on November 6, 2003, becomes final and nonappealable.

         47.      TERESA

                  a. LEGAL STRUCTURE. In 1997, ENE contributed certain assets to OPI which, in turn, contributed such assets to ELP. Such contributed assets included, among others, the lease for the Enron Building. For a description of the synthetic lease transaction relating to the Enron Building, refer to Section III.F.19., "Enron Center North Synthetic Lease" for further information. Shortly after ENE's contribution, DB and Potomac Capital Investment Corporation provided the minority investment financing to the structure by investing in shares of preferred stock of OPI.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                                         -----
                                                         Enron
                                                         Corp.
                                                         -----
                                                           |
      -----------                        ________________________________________________________________________________
        Potomac       100% Series A      |                               |                     |                        |
        Capital       Preferred          |                               |                     |                        |
       Investment _______________________|                               |                     |                        |
      Corporation                        |                               |                     |                        |
      -----------                        |                               |                     |                        |
                                         |                               |                     |                        |
                                         |                          ------------               |                        |
                                         |                          Enron Cayman               |                        |
                                         |                          Leasing Ltd.               |                        |
                                         |                          ------------               |                        |
                                         |                               |                     |                        |
---------------       100% Series B      |                          --------------             |                        |
EN-BT Delaware,       Preferred          |     100%                 Enron Property             |                        |
     Inc.      __________________________|     Common                 Management               |                        |
---------------                          |                               Corp.                 |                        |
     |                                   |                          --------------             |                        |
     |                             --------------                        |                     |                        |
     |                             Organizational            20% Common  |                     |                        |
     |                              Partner, Inc.________________________|_____________________|                        |
     |                             --------------                        |                     |                        |
     |                                   |                               |    80% Common       |                        |
     |                                   |                               |    19.8% Preferred  |                        |
     |                     1% LP       98% LP       1% GP                |                     |                        |
     |                                   |                               |                     |                        |
     |                              -------------                        |                     |                        |
     |                              Enron Leasing                        |                     |                        |
     |______________________________  Partners,  ________________________|                     |                        |
                                         LP                                                    |                        |
                                    -------------                                              |                        |
                                          |                                            ------------------               |
                                          |____________________________________________  Enron Pipeline                 |
                                          |                                              Holding Company                |
                                          |                  80.2% Preferred           (fka Enron Liquids               |
                                          |                                               Holding Corp.)                |
                           _______________|__________________                          ------------------               |
                           |              |                 |                                  |                        |
                      -----------       ------            ------                               |                        |
                          ENE            Enron             Other                               |                        |
                      Receivables       Center            Leased                               |                        |
                     ------------        North            Assets                               |                        |
                                        ------            ------                  _____________|_______                 |
                                                                                  |                   |                 |
                                                                              -----------          ---------         -----------
                                                                                  EOC                EOC                EOC
                                                                              Management,          Holdings,         Preferred,
                                                                                  LLC                LLC                LLC
                                                                              -----------          ---------         ----------
                                                                                  |                    |               |
                                                                General Partner   |       Limited      |               |   Preferred
                                                                                  |       Partner      |               |   Limited
                                                                                  |                    |               |   Partner
                                                                                  |____________________|_______________|
                                                                                                       |
                                                                                                 ----------------
                                                                                                      Enron
                                                                                                    Operations
                                                                                                       L.P.
                                                                                                 ----------------
                                                                                                        |
                                                                                                 ----------------
                                                                                                      Enron
                                                                                                  Transportation
                                                                                                 Services Company
                                                                                                 ----------------
                                                                                                         |
                                                                                            _____________|________
                                                                                            |                     |
                                                                                       ------------          ------------
                                                                                       Transwestern             Other
                                                                                         Pipeline              Pipeline
                                                                                         Company             Subsidiaries
                                                                                       ------------          ------------

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, ELP's significant assets included net receivables from ENE, the Enron Building (subject to loan and Forbearance Agreement dated May 14, 2002 relating to the loan), subordinated preferred stock in Enron Pipeline Holding Company, an entity that indirectly holds an interest in the stock of ETS, and other leasing assets.

                  OPI's significant assets included $131 million cash arising from an income tax refund and net receivables from ENE.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. ELP's significant liability is the debt on the Enron Building.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Refer to Section III.F.19., "Enron Center North Synthetic Lease" for further information.

         48.      VALHALLA

                  a. LEGAL STRUCTURE. In 2000, various ENE subsidiaries formed Valkyrie, Valhalla, and Rheingold, to implement a financing transaction with DB. Through the structure these subsidiaries borrowed a net $50 million from DB.

                  ENE invested $178 million in Rheingold (indirectly through Valkyrie and Valhalla). DB acquired "participation rights" of Rheingold for $2 billion. Rheingold used the funds to purchase $2.178 billion in preferred stock from RMTC, an indirect subsidiary of ENE. RMTC then loaned $2.178 billion to ENE, and ENE loaned $1.95 billion to DB in the form of a structured note receivable. Contemporaneously, ENE and DB entered into an interest rate swap with a $50 million notional principal balance.

                  As part of the steps described above, DB, Valhalla, and Valkyrie executed various puts and calls on the participation rights issued to DB by Rheingold, and ENE guaranteed the performance of Valhalla and Valkyrie under those arrangements. The puts and calls provided a mechanism for unwind upon certain default events including the material downgrade of either party's credit rating.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

-----------------    -----------------------------   ------------------------

  Enron Corp.        $1.95B Structured Note            Deutsche Bank, London
                     ________________________
-----------------    ____________           |        ------------------------
|          |   |      $106      |           |
|          |   |     million    |           | 95%
|          |   |      Note      |           |
|          |   |           -----------  5%  |
|          |   |              Enron    ____ |
|          |   |           Diversified      |
|          |   |           Investments      |
|          |   |              Corp.         |
|          |   |           -----------      |
|          |   |                        ----------
|          |   |                           Enron
|          |   |                         Valkyrie,
|          |   |                            LLC
|          |   |                        ----------
|          |   |                            |         --------------------------
|          |   |                            |         In December 2001, Deutsche
|          |   |                        ----------    Bank purported to put its
|          |   |                         Valhalla,    participation rights to
|          |   |                           GmbH       Valhalla/Enron and offset
| $2.178B  |   |                        ----------    it against the structured
|   Note   |   |_________________________   |         note.
|          |                            |   |         --------------------------
---------------                         ----------                -------------
Risk Management                          Rheingold,               Deutsche Bank,
& Trading Corp.  --------------------      GmbH     -------------   Germany
---------------  $2.178B Series 1 & 2   ----------     $2.08      -------------
                  Preferred Stock                   Participation
                                                       Rights



                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. The only significant asset associated with the structure is $2.178 billion in preferred stock of RMTC.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. Immediately prior to ENE's bankruptcy filing, DB purported to put its interest in Rheingold to Valhalla and, pursuant to the various legal documents, offset the Rheingold interest against its structured note payable to ENE. ENE has reserved its right to contest DB's purported put. The validity of the purported put may ultimately be resolved by the Bankruptcy Court; the outcome of such action would impact the equity ownership of Rheingold. If DB's offset is not valid, the structure's significant liability is Rheingold's $2 billion "participation rights" obligation to DB. If DB's offset is valid, then Valhalla owns the participation rights, and ENE may have a claim against Valhalla arising out of satisfaction of ENE's guarantee. Whether or not DB's offset is valid, Rheingold owes ENE $106 million.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. Refer to Section III.F.48.d., "Significant Potential Liabilities of the Structure" for further information.

         49.      WILTSHIRE FINANCIAL ASSET COMPANY/RENEGADE

                  a. LEGAL STRUCTURE. In 1998, ENE and BT formed Wiltshire as a FASIT. BT loaned $320 million to ECT Equity Corp., an ENE affiliate, which loaned the funds to EFHC, an ENE affiliate. ENE guaranteed ECT Equity Corp.'s obligations. EFHC lent $8 million to ENE and contributed the remaining $312 million to Wiltshire in exchange for various Class A and Class B FASIT interests. BT contributed $8 million to Wiltshire in exchange for Class A and Class O FASIT interests. Wiltshire utilized the $320 million contributed by BT and EFHC to acquire the ECT Equity Corp. note held by BT.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)


        --------------------                                                                             --------------------
             Enron Corp.                                                                                        Bankers
                                                                                                                 Trust
        --------------------                                                                             --------------------
                 |                                                                              $3 million Class A  |
                 |                                                                             Interests and $1,000 |
        --------------------                                                                    Class O Interests   |
             ECT Equity     _ _ _ _ _ _ _                                                                           |
               Corp.                     |                                                                          |
        --------------------             |                                                                          |
                |                        |            --------------                                                |
   $320 million Note                     |            Enron Finance                                                 |
    Receivable from                      |_ _ _ _ _ _ Holdings Corp.                                                |
     Enron Finance                                    --------------                                                |
      Holding Corp.                                        |       $27  million Class A Interests                   |
                                                           |       $49  million Class B-1 Interests                 |
                                                           |       $49  million Class B-2 Interests                 |
                                                           |       $198 million Class B-3 Interests                 |
                                                           |                                                        |
                                                   --------------------                                             |
                                                         Wiltshire                                                  |
                                                      Financial Asset  ----------------------------------------------
                                                      Company, LLC
                                                   --------------------
                                                           |
                                                           |

                                                    $320 million Note
                                                    Receivable from
                                                    ECT Equity Corp.

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, Wiltshire holds a $320 million note receivable from ECT Equity Corp.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. As of the Initial Petition Date, Wiltshire owes $3 million to BT on its Class A and Class O FASIT interests and $323 million to EFHC on its Class A and Class B FASIT interests.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. The guaranty issued by ENE may give rise to a prepetition unsecured claim against ENE.

         50.      YOSEMITE AND CREDIT LINKED NOTES

                  a. LEGAL STRUCTURE. From 1999 through 2001, ENE and Citibank structured several transactions designed to issue notes, the credit quality of which was comparable to ENE unsecured obligations. In each transaction, an SPE, often a trust, was formed to issue notes and equity certificates. The SPE would then invest the proceeds of the note and certificate issuances in permitted investments.29 The SPE then entered into a credit default and periodic payment swap with Citibank. Under the periodic payment portion of the swap, Citibank would pay to the SPE amounts sufficient to pay periodic interest, and, when due, periodic yield on the notes and certificates, respectively, issued by the SPE, and the SPE would pay to Citibank amounts received from the permitted investments. Under the credit default terms of the swap, upon an ENE credit event, such as bankruptcy, Citibank could deliver senior unsecured obligations of ENE to the SPE in exchange for the permitted investments of the SPE. It is ENE's belief that after ENE filed for bankruptcy, Citibank delivered the obligations represented by the Citibank/Delta Prepays (refer to Section III.F.11., "Citibank/Delta Prepays" for further information) to the SPEs in exchange for the permitted investments. The transaction amounts and permitted investments for each transaction are as follows:

                           (i)      YOSEMITE SECURITIES TRUST I. Yosemite I
issued 8.25% Series 1999-A Linked Enron Obligations and trust certificates, raising a total of $825 million, of which $800 million was used to purchased a promissory note from Delta, and the remaining $25 million was used to purchase a promissory note from ENE. As of the Initial Petition Date, the trust certificate holders of Yosemite I were SE Raptor LP, a subsidiary of Whitewing (refer to Section III.F.41., "Osprey/Whitewing" for further information), ENE and a third-party institutional investor.

                           (ii)     YOSEMITE SECURITIES COMPANY LTD. Yosemite
Securities issued 8.75% Series 2000-A Linked Enron Obligations and company certificates, raising a total of (pound)222.25 million, of which (pound)206.75 million was used to purchase a promissory note from Delta and the remaining (pound)15.5 million was used to purchase a promissory note from ENE. As of the Initial Petition Date, the trust certificate holders of Yosemite Securities were SE Raptor LP, a subsidiary of Whitewing (refer to Section III.F.41., "Osprey/Whitewing" for further information), ENE and a third-party institutional investor.

                           (iii)    ENRON CREDIT LINKED NOTES TRUST. The CLN
Trust issued 8.00% Enron Credit Linked Notes, as well as trust certificates, raising a total of $550 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders are third-party institutional investors. As part of this transaction, Citibank loaned ENE $25 million as evidenced by a promissory note issued to Citibank.

                           (iv)     ENRON CREDIT LINKED NOTES TRUST II. The CLN
Trust II issued 7.375% Enron Credit Linked Notes, as well as trust certificates, raising a total of $550 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders

----------
29 For the Yosemite transactions, the permitted investments included, among other things, ENE unsecured obligations. For the Credit Linked Notes transactions, the permitted investments did not include ENE unsecured obligations.

are third party institutional investors. As part of this transaction, Citibank loaned ENE $25 million as evidenced by a promissory note issued to Citibank.

                           (v)      ENRON STERLING CREDIT LINKED NOTES TRUST.
The Sterling CLN Trust issued 7.25% Enron Sterling Credit Linked Notes, as well as trust certificates, raising a total of (pound)139 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders are third-party institutional investors. As part of this transaction, Citibank loaned ENE (pound)15.5 million as evidenced by a promissory note issued to Citibank.

                           (vi)     ENRON EURO CREDIT LINKED NOTES TRUST. The
Euro CLN Trust issued 6.50% Enron Euro Credit Linked Notes, as well as trust certificates, raising a total of 222.5 million, which was used to purchase a certificate of deposit from Citibank. The trust certificate holders are third-party institutional investors. As part of this transaction, Citibank loaned ENE 29.1 million as evidenced by a promissory note issued to Citibank.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

     ----------------          ------------------
          Notes                    Certificate
     ----------------          ------------------
                  |              |
                  |              |
                 ------------------    NOTE INTEREST & CERTIFICATE YIELD    ----------------------
                                       ---------------------------------
                       Trust                      Credit Swap                      Citibank
                 ------------------    ---------------------------------    ----------------------
                         |             ---------------------------------
                         |               INTEREST ON TRUST INVESTMENTS
                         |
                         |
                 ------------------
                        Trust
                     Investments
                 ------------------
                  - A+/A1 OR BETTER
                  - YOSEMITE ALLOWED TO DIRECTLY PURCHASE ENE DEBT SECURITIES

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, each SPE held the permitted investments as described above. It is ENE's belief that, after ENE filed for bankruptcy, Citibank delivered the obligations represented by the Citibank/Delta Prepays (refer to Section III.F.11., "Citibank/Delta Prepays" for further information) to the SPEs in exchange for the permitted investments.

                  d.       SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE.

                           (i)      YOSEMITE SECURITIES TRUST. Yosemite I issued
notes and trust certificates totaling $825 million.

                           (ii)     YOSEMITE SECURITIES COMPANY LTD. Yosemite
Securities issued notes and company certificates, totaling(pound)222.25 million.

                           (iii)    ENRON CREDIT LINKED NOTES TRUST. CLN Trust
issued notes and trust certificates totaling $550 million.

                           (iv)     ENRON CREDIT LINKED NOTES TRUST II. CLN
Trust II issued notes and trust certificates totaling $550 million.

                           (v)      ENRON STERLING CREDIT LINKED NOTES TRUST.
Sterling CLN Trust issued notes and trust certificates totaling(pound)139 million.

                           (vi)     ENRON EURO CREDIT LINKED NOTES TRUST. Euro
CLN Trust issued the notes and trust certificates totaling (EURO)222.5 million.

                  e.       Significant Potential Liabilities of Debtors

                           (i)      YOSEMITE SECURITIES TRUST I. ENE is
obligated under the promissory note originally issued to Yosemite I. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to Yosemite I, were supported by a guaranty from ENE.

                           (ii)     YOSEMITE SECURITIES COMPANY LTD. ENE is
obligated under the promissory note originally issued to Yosemite Securities. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to Yosemite Securities, were supported by a guaranty from ENE.

                           (iii)    ENRON CREDIT LINKED NOTES TRUST. ENE is
obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to CLN Trust, were supported by a guaranty from ENE.

                           (iv)     ENRON CREDIT LINKED NOTES TRUST II. ENE is
obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to CLN II Trust, were supported by a guaranty from ENE.

                           (v)      ENRON STERLING CREDIT LINKED NOTES TRUST.
ENE is obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain Citibank/Delta prepay transactions, which have now been assigned to Sterling CLN Trust, were supported by a guaranty from ENE.

                           (vi)     ENRON EURO CREDIT LINKED NOTES TRUST. ENE is
obligated under the promissory note originally issued to Citibank. Additionally, ENA's obligations under certain

Citibank/Delta prepay transactions, which have now been assigned to Euro CLN Trust, were supported by a guaranty from ENE.

                  51.      ZEPHYRUS/TAMMY

                           a.       LEGAL STRUCTURE. Project Tammy was a
minority-interest investment involving the formation of EFP, a Delaware limited liability company. EFP invested in certain permitted assets, including debt securities of Sequoia. Refer to Section III.F.2., "Apache/Choctaw" for further information.

                  EFP has three classes of membership interests: Class A, Class B and Class C. The Class A Member is Enron Finance Management LLC and the Class B Members are ENE and various ENE subsidiaries. The Class B Members contributed certain assets in exchange for their Class B membership interest in EFP. EFP contributed these assets (except for a $125 million demand note issued by ENE) to EIH, in exchange for 100% of the membership interest in EIH. EIH, in turn, contributed these assets (other than a $200 million demand note issued by ENE) to EAH, in exchange for the Class B membership interest of EAH. As a result of the various contributions of these assets, (i) EFP holds a $125 million demand note, (ii) EIH holds a $200 million demand note, and (iii) EAH holds all of the remaining contributed assets.

                  In addition to the contribution of the assets by the Class B Members of EFP, Zephyrus, a Delaware limited liability company, contributed $500 million in cash in exchange for the Class C Membership Interest in EFP. Zephyrus was capitalized by a third-party syndication led by JPMCB contributing debt ($481.725 million) and equity ($18.275 million) to Zephyrus. The proceeds of Zephyrus's investment were used by EFP to purchase debt securities of Sequoia and other permitted investments.

                  Contemporaneous with the contribution of assets through the Tammy structure, certain ENE debt was assumed by the entities within the structure. Prior to Tammy, ENE issued, from time to time, various debt securities pursuant to a certain indenture. Project Tammy included the assignment and assumption of approximately $1.72 billion of the debt securities. After consummation of the series of assumptions and assignments of the obligations under the debt securities, (i) ENE continued to remain liable to the holders in respect of all of the debt securities issued under the indenture,
(ii) each Class B Member remained liable to ENE in respect of such Class B Member's assumed obligations, (iii) EIH remained liable to ENE in respect of the EIH assumed obligations, and (iv) EFP was released from EFP's assumed obligations and was not liable to ENE in respect thereof.

                  In October 2002, Zephyrus purported to exercise its right to take control of the management of EFP.

                  b.       STRUCTURE DIAGRAM AS OF INITIAL PETITION DATE.

                                    (GRAPH)

                                                    |_________________________                                    Direct or
                                                    |                        |                                     Indirect
                        ---------------------------------------              |                                  Wholly-Owned
                                      Enron Corp.               _________________________________________       Affiliates of
                        ---------------------------------------              |        |                 |        Enron Corp.
           Sole Member         /       |  \                 \                |        |                 |
                              /        |   \                 \               |        |                 |
       ----------------------          |   ----------------  --------------- | ---------------    ---------------
             Enron Finance             |    Smith Street      Enron Global   | Boreas Holdings    Enron Caribbean
              Management,              |    Land Company      Exploration &  |      Corp.            Basin, LLC
                 LLC                   |                     Production Inc. |                                          -----------
       ----------------------          |   ----------------  --------------- | ---------------    ---------------         Zephyrus
       \                   \           |                   \        |        |         |             /                   Investment,
        \                   \          |                    \--------------------------------------/                        LLC
         \        Managing   \         |                               Enron Capital                                    -----------
          \        Member     \        |                             Investments Corp.                                          |
           \                   \       |                     -------------------------------------                 $500 million |
$1.9 billion\                   \      |________________________________________________________________________________________|
debt payable \                   \     |
              \                  -----------------
               \                       Enron
                \                Finance Partners,
                 \                      LLC
                  \              -----------------
       Managing    \                   |
        Common      \                  |____________________________________
        Member       \                 |                                   |
                      \          -----------------                         |
                       \               Enron         Sole Member        -------
                        \          Intermediate                         Sequoia
                         \         Holdings, LLC                         Notes
                          \      -----------------                      -------
                           \           |             Preferred Member
                            \          |
                             \   -----------------
                              \        Enron
                               \  Asset Holdings,
                                        LLC
                                 -----------------
                                       |
                                       |
              _________________________|_______________________________________________
              |           |            |                  |              |            |
              |           |            |                  |              |            |
         ---------   ----------  ---------------   -----------------  -------         |
         Enron N/R   Option to   Enron Oil & Gas      Enron LNG         ECM      -----------
         from sale   Acquire     India, Ltd.       Power (Atlantic),    III         Other
         of EOGR     EREC Stock                          Ltd.                       Notes
         shares                                                                   Receivable
         ---------   ----------  ---------------   -----------------  -------    ------------
                                                           |             |
                                                      ------------       |
                                                      Subsidiaries      -----
                                                      ------------      Notes
                                                                        -----

                  c. SIGNIFICANT ASSETS ASSOCIATED WITH THE STRUCTURE. As of the Initial Petition Date, EFP's significant assets were (a) a $125 million note receivable from ENE; (b) a $508 million note receivable from ENA; (c) a 100% equity interest in EIH; and (d) a $6 million note receivable from Sequoia.

                  At the Initial Petition Date, EIH's only significant assets were a $215 million ENE demand note and its Class B membership interest in EAH.

                  At November 30, 2001, EAH's assets were (a) $400,000 cash, (b) 100% of the stock of EOGIL, (c) a $32.5 million note receivable from EGEP China Company, a Mauritius company, (d) an ENE note receivable of $542 million representing proceeds from the sale of EOG stock, (e) a $20 million note receivable from Enron Finance Management, LLC, (f) a $1 option to purchase all of the common stock of EREC, (g) 100% of the stock of Enron LNG Power (Atlantic) Ltd., and (h) a derivative interest in a receivable representing proceeds from the sale of East Coast Power.

                  d. SIGNIFICANT POTENTIAL LIABILITIES OF THE STRUCTURE. EFP issued a class C preferred interest in the amount of $500 million.

                  EIH has a $1.9 billion payable to ENE in respect of ENE's obligation under the Harris Indenture Trust.

                  e. SIGNIFICANT POTENTIAL LIABILITIES OF DEBTORS. ENE and ENA have payables to the structure, as discussed above. Refer to Sections IV.C.1.c., "Trading Litigation" and IV.C.1.d., "Litigation Related to Structures" for further information.

                  g.       RELATED PARTY TRANSACTIONS

                  Information included in this section represents a summary of ENE's 8-K filed November 8, 2001 and other ENE or third-party public filings and reports on the subject of ENE's related party transactions. The descriptions below, which are based on the Debtors' view of the historical facts and which are subject to further review, elaboration, or modification, are included for informational purposes. Others familiar with these proceedings may dispute all or part of these descriptions or assessments.

                  On October 28, 2001, ENE established the Powers Committee, which was charged "to examine and take any appropriate actions with respect to transactions between the Enron Companies and entities connected to related parties." The Powers Committee retained Wilmer, Cutler & Pickering as its counsel, which, in turn, retained Deloitte & Touche for independent accounting advice. On February 1, 2002, the Powers Committee released the Powers Report. Findings from the Powers Report included revelations about the extensive financial enrichment of certain former ENE employees and conclusions related to the objectives for, and implementation of, related party transactions. Significant detail describing the related party transactions is provided in the Powers Report, which is available online in the "Related Documents" section at http://www.enron.com/corp/por/.

         1.       CHEWCO

                  a. GENERAL SUMMARY. From June 1993 through November 1997, an ENE subsidiary was the general partner and a third party, CalPERS, was the limited partner of Joint Energy, a $500 million joint venture investment partnership. Joint Energy was formed primarily to invest in and manage certain natural gas and energy related assets. In November 1997, Joint Energy made a liquidating distribution to CalPERS of $383 million. Concurrently, Chewco purchased a limited partnership interest in Joint Energy for $383 million, $132 million of which was financed by an interest-bearing loan from Joint Energy to Chewco, and $240 million of which was borrowed from a third-party financial institution, supported by a guarantee from ENE.

                  From December 1997 to December 2000, Chewco received distributions of $433 million from Joint Energy. Among other things, Chewco used a portion of these distributions to make repayments on its Joint Energy loan and to repay the additional borrowing from the third-party financial institution. In March 2001, ENE purchased Chewco's limited partnership interest in Joint Energy for $35 million. The impact of ENE's buyout was a consolidation of Joint Energy into ENE's consolidated financial statements. In September 2001, ENE paid an additional $2.6 million to Chewco in connection with a tax indemnification agreement between Joint Energy, Chewco, and ENE. Of the total purchase consideration, $26 million was used by Chewco to make a payment on the Joint Energy loan.

                  b. CHEWCO FINANCIAL RESTATEMENT. ENE's decision to consolidate Chewco was based on ENE's assessment that Chewco did not meet the accounting criteria to qualify as an unconsolidated SPE. As a result of Chewco's failure to meet the criteria, Joint Energy, in which Chewco was a limited partner, also did not qualify for nonconsolidation treatment. In its November 8, 2001 8-K, ENE reported the decision to consolidate both Chewco and Joint Energy beginning in November 1997.

         2.       THE LJM PARTNERSHIPS

                  a. GENERAL BACKGROUND. Upon information and belief, LJM1 was formed as a private investment limited partnership in June 1999, and LJM2 was also formed as a private investment partnership a few months later in October 1999. They were described to the Board as potential sources of capital to buy assets from ENE, potential equity partners for ENE investments, and counterparties to help mitigate risks associated with ENE investments. The Board also was informed that LJM1 and LJM2 intended to transact business with third parties. Prior to approving Mr. Fastow's affiliation with LJM1 and LJM2, the Board determined that Mr. Fastow's participation in the partnerships would not adversely affect the interests of ENE. The Board approved the initial transaction with LJM1 and recognized that ENE might (but was not required to) engage in additional transactions with LJM1. ENE believes that the initial capital commitments to LJM1 were $16 million, and the aggregate capital commitments to LJM2 were $394 million. LJM1 was first disclosed as a related-party transaction in ENE's June 30, 1999 10-Q, and LJM2 was referenced in the 1999 10-K. In ENE's 2000 and 2001 proxy statements filed with the SEC, Andrew Fastow was identified by name as the "senior officer of Enron" involved with the LJM partnerships. ENE now believes that Mr. Fastow received in excess of $30 million relating to his LJM management and investment activities.

                  The Board directed that certain controls be put into place relating to Mr. Fastow's involvement with the partnerships and transactions between ENE and the LJM partnerships. The Board required review and approval of each transaction by the Office of the Chairman of the Board, the CAO, and the chief risk officer. The Board also recognized the ability of the Chairman of the Board to require Mr. Fastow to resign from the partnerships at any time, and directed that the Audit and Compliance Committee of the Board conduct annual reviews of transactions between ENE and LJM1 and LJM2 completed during the prior year. The proper implementation of these controls and procedures was one of the subjects of the Powers Committee's investigation.

                  b. SUMMARY OF LJM TRANSACTIONS. From June 1999 through September 2001, ENE and ENE-related entities entered into 24 business relationships in which LJM1 or LJM2 participated. These relationships were of several general types, including: (1) sales of assets by ENE to LJM2 and by LJM2 to ENE; (2) purchases of debt or equity interests by LJM1 or LJM2 in ENE-sponsored SPEs; (3) purchases of debt or equity interests by LJM1 or LJM2 in ENE affiliates or other entities in which ENE was an investor; (4) purchases of equity investments by LJM1 or LJM2 in SPEs designed to mitigate market risk in ENE's investments; (5) the sale of a call option and a put option by LJM2 on physical assets; (6) transactions involving LJM and third parties; and (6) a subordinated loan to LJM2 from an ENE affiliate.

                           (i)      SALE OF ASSETS. In June 2000, LJM2 purchased
dark fiber optic cable from EBS Inc. for a purchase price of $100 million. LJM2 paid EBS Inc. $30 million in cash and the balance in an interest-bearing note for $70 million. ENE recognized $67 million in pre-tax earnings in 2000 related to the asset sale. Pursuant to a marketing agreement with LJM2, EBS Inc. was compensated for marketing the fiber to others and providing operation and maintenance services to LJM2 with respect to the fiber. LJM2 sold a portion of the fiber to industry participants for $40 million, which resulted in EBS Inc. recognizing agency fee revenue of $20.3 million. LJM2 sold the remaining dark fiber for $113 million in December 2000 to Backbone 1 which was formed to acquire the fiber. Refer to Section III.F.3., "Backbone" for further information. In December 2000, LJM2 used a portion of the proceeds to pay in full the $70 million note and accrued interest owed to EBS Inc. through which it had purchased the dark fiber in June 2000. LJM2 earned $2.4 million on its resale of the fiber.

                           (ii)     PURCHASES OF EQUITY/DEBT IN ENRON-SPONSORED
SPES. Between September 1999 and December 2000, LJM1 or LJM2 purchased equity or debt interests in nine ENE-sponsored SPEs. LJM1 and LJM2 invested $175 million in the nine SPEs. These transactions enabled various Enron Companies to monetize assets and generated pre-tax earnings to ENE of $2 million in 1999.

                  ENE believes that LJM received cash of $15 million, $64 million, and $53 million in 1999, 2000 and 2001, respectively, relating to its investments in these entities. In three instances, third-party financial institutions also invested in the entities. LJM invested on the same terms as the third-party investors. In one of these nine transactions, an Enron Company entered into a marketing agreement with LJM2 that provided an Enron Company with the right to market the underlying equity. This arrangement gave an Enron Company profit potential in proceeds received after LJM2 achieved a specified return level. In six of these nine transactions, ENE repurchased all or a portion of the equity and debt initially purchased by LJM.

                           (iii)    INVESTMENT IN ENE AFFILIATES. In two
transactions, LJM2 made direct and indirect investments in stock (and warrants convertible into stock) of New Power Holdings, Inc. which initially was a wholly owned subsidiary of ENE, and subsequently included other strategic and financial investors. In October 2000, New Power Holdings, Inc. became a public company.

                  In January 2000, LJM2 invested $673,000 in Cortez Energy Services LLC, a limited liability company formed by EES and LJM2, and an Enron Company contributed five million shares of New Power Holdings, Inc. stock to Cortez. In July 2000, in a private placement, LJM2 purchased warrants exercisable for New Power Holdings, Inc. stock for $50 million on the same terms as third-party investors.

                  In September 1999, LJM1 acquired from EBHL a 13% equity interest in a company owning a power project in Brazil for $10.8 million, and acquired redeemable preference shares in a related company for $500,000. ENE recognized a $1.7 million loss on the sale of these interests to LJM1. ENE recognized revenues of $65 million, $14 million, and $5 million from a commodity contract with the company owning the power project in 1999, 2000, and 2001, respectively. As part of an exclusive marketing arrangement to sell LJM1's equity in the project to third parties and to limit LJM1's return, EBHL paid LJM1 a $240,000 fee in May 2000. In 2001, EBHL repurchased LJM1's 13% equity interest and the redeemable preference shares for $14.4 million.

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                  In December 1999, LJM2 paid NSH $30 million for a 75% equity interest in a power project in Poland. ENE recognized a $16 million gain in 1999 on the sale. An Enron Company paid $750,000 to LJM2 as an equity placement fee. In March 2000, NSH repurchased 25% of the equity in the Polish power project from LJM2 for $10.6 million, and a Whitewing subsidiary acquired the remaining 50% from LJM2 for $21.3 million. NSH and the Whitewing subsidiary still own their respective equity interests.

                  In December 1999, LJM2 acquired a 90% equity interest in BWT with ownership rights to certain natural gas reserves for $3 million. As a result, ENE recognized $3 million in revenue from an existing commodity contract. Subsequently, LJM2 assigned a portion of its ownership interest in the entity to ENA and a Whitewing subsidiary at no cost (to achieve certain after-tax benefits). Refer to Section III.F.6., "Bob West Treasure L.L.C." for further information.

                           (iv)     PORTFOLIO SPES. ENE and LJM established a
series of SPEs in order to mitigate market exposures on ENE investments, including investments in New Power Holdings, Inc., Rhythms NetConnections, Inc., and other technology, energy, and energy-related companies. LJM made $191 million in equity investments in five separate SPEs, three of which (Raptor I, II and IV) were also capitalized with ENE stock and derivatives that could have required the future delivery of ENE stock. Raptor III was capitalized with an economic interest in warrants convertible into stock of New Power Holdings, Inc. Refer to Section III.G.2.c., "LJM1 Financial Restatement" for information concerning the fifth SPE. An ENE subsidiary subsequently engaged in hedging transactions with these SPEs, which included price swap derivatives, call options, and put options. The derivatives and options generally were intended to hedge an ENE subsidiary's risk in certain investments having an aggregate notional amount of approximately $1.9 billion.

                  With respect to the four Raptor SPEs, ENE acquired LJM2's equity in the SPEs during the third quarter of 2001 for $35 million. ENE recognized pre-tax earnings (losses) relating to risk management activities of $119 million, $518 million, and ($166) million in 1999, 2000, and 2001, respectively, including the effect of a $711 million pre-tax charge recognized in 2001, related to the termination of the Raptor SPEs. During 2000 and the nine months ended September 30, 2001, the Raptor SPEs hedged losses of $501 million and $453 million, respectively. The fifth SPE was used to hedge an Enron Company's exposure arising from an investment in the stock of Rhythms NetConnections, Inc. However, it was subsequently determined that it did not meet the criteria to qualify for unconsolidated treatment. Refer to Section III.G.2.c., "LJM1 Financial Restatement" for further information.

                  In total, LJM1 and LJM2 invested $191 million and received $319 million (an estimated $95 million of which is non-cash value from the receipt of 3.6 million shares of ENE restricted stock) related to their investments in these five SPEs.

                           (v)      CALL OPTION. In May 2000, EECC purchased a
call option from LJM2 on two gas turbines, at the same time that LJM2 contracted to purchase the gas turbines from the manufacturer. EECC paid LJM2 $1.2 million for this right during a seven-month period in 2000. The call option gave EECC the right to acquire these turbines from LJM2 at LJM2's cost, which was $11.3 million. The call option was subsequently assigned from ENA

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(which had acquired the option from EECC) to an ENE-sponsored SPE capitalized by a third-party financial institution. In December 2000, the call option was exercised by the SPE, and it acquired the turbines from LJM2 at cost.

                           (vi)     TRANSACTIONS WITH LJM AND OTHER ENTITIES. An
Enron Company sold its contractual right to acquire a gas turbine to a utility for $15.8 million in July 2000. An Enron Company recognized a pre-tax gain of $3.5 million on the transaction. At the same time, the utility entered into a put option agreement with LJM2 relating to the turbine under which the utility paid LJM2 $3.5 million. Subsequently, upon the execution of an engineering, procurement, and construction contract with a wholly owned subsidiary of ENE, the utility assigned the contractual right to acquire the gas turbine to that subsidiary.

                  In December 1999, Enron Nigeria Barge Holding Ltd. sold an equity investment in Enron Nigeria Barge Ltd. to an investment bank and provided seller financing. In June of 2000, LJM2 purchased this equity investment directly from the investment bank for $7.5 million and the assumption of the seller-financed note from Enron Nigeria Barge Holding Ltd. In September 2000, LJM2 sold the equity investment to an industry participant for $31.2 million. The proceeds from LJM2's sale were used by LJM2 to repay the principal and interest on the note from Enron Nigeria Barge Holding Ltd. in the amount of $23 million. The remaining $8.2 million repaid LJM2's $7.5 million purchase price and provided a profit of $700,000 to LJM2.

                           (vii)    TRANSACTION BETWEEN LJM AND WHITEWING. In
December 1999, a wholly owned subsidiary of Whitewing entered into a $38.5 million credit agreement with LJM2, the borrower. The loan had a term of one year and carried an interest rate of LIBOR+2.5%. The loan amount (including interest) of $40.3 million was repaid by LJM2 in 2000.

                           (viii)   CURRENTLY OUTSTANDING LJM2 TRANSACTIONS. ENE
believes that LJM2 currently has interests in six of the investments described above in which LJM2 originally invested $124 million, and that LJM2 has received cash inflows of $27 million from these investments. These investments include $23 million in equity in two ENE-sponsored SPEs, $32.5 million in equity in Osprey, $3 million in equity in BWT, and $50.7 million in direct equity investments in New Power Holdings Co., Inc. (representing two transactions). Refer to Section III.F.41., "Osprey/Whitewing" for further information.

                  c. LJM1 FINANCIAL RESTATEMENT. ENE's decision that the LJM1 subsidiary should be consolidated in 1999 and 2000 is based on ENE's assessment that the subsidiary did not qualify for nonconsolidation treatment because of inadequate capitalization. At the time of the November 2001 restatement, ENE concluded that the hedging transactions in which ENE engaged with the LJM1 subsidiary (related to ENE's investment in the stock of Rhythms NetConnections, Inc.) should have been consolidated into ENE's financial statements for 1999 and 2000. This consolidation had the effect of reducing ENE's net income in 1999 and 2000 and shareholders' equity in 1999 and increasing shareholders' equity in 2000, thus eliminating the income recognized by ENE on these derivative transactions.

                  d. LJM2 FINANCIAL RESTATEMENT. The financial restatement associated with LJM2-related party transactions involved four SPEs known as the Raptors, which were created in

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2000. The Raptors permitted ENE to hedge market risk in certain of its investments. During 2000 and the first nine months of 2001, the Raptors hedged losses related to ENE investments of $501 million and $435 million, respectively. The Raptors were originally capitalized with ENE common stock in exchange for a note receivable of $172 million. Subsequent contracts with the Raptors in the first quarter of 2001 obligated ENE to issue common stock in the future in exchange for notes receivable totaling $828 million. ENE originally accounted for the transactions by increasing notes receivable and shareholders' equity. The restatement arose due to ENE's belief, upon review, that the note receivable should have been presented as a reduction to shareholders' equity (similar to a shareholder loan). ENE also recorded a $200 million equity reduction related to the excess of the fair value of contracts deliverable by ENE over the notes receivable. The total impact was a reduction in shareholders' equity and notes receivable by $1.2 billion. ENE repurchased LJM2's equity interests in the Raptors in the third quarter of 2001 for $35 million.

                  e. LJM2 CO-INVESTMENT, L.P. BANKRUPTCY. Refer to Section IV.F.3., "LJM2" for further information.

         3.       RADR

                  According to the Kopper Agreement, in 1997, Michael Kopper and Andrew Fastow devised a scheme to enrich themselves through the sale of ENE's wind farms to two SPEs - RADR ZWS MM, LLC and RADR ZWS, LLC. Kopper and Fastow recruited friends of Kopper to act as equity investors in the RADR entities. These individuals received funds from Fastow through Kopper to make the investments. From 1997 through 2000, these two RADR entities generated approximately $4.5 million for the investors. The proceeds were later used to repay Fastow and to pay other ENE employees and their family members.

                         IV. DEBTORS' CHAPTER 11 CASES

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                    HERETO.

a.       SIGNIFICANT POSTPETITION DEVELOPMENTS

                  Given the complexity and enormity of these Chapter 11 Cases, there have been a number of significant occurrences in a variety of areas. The most significant of these are described below.

         1.       VENUE

                  Shortly after the Initial Petition Date, a number of parties in interest filed motions pursuant to 28 U.S.C. Section 1412 to transfer the venue of the Chapter 11 Cases from the Southern District of New York to the Southern District of Texas.

                  The Venue Movants argued that venue should be transferred to Texas essentially because the Enron Companies' headquarters, certain of its business operations, and many of its creditors were located there. The Debtors, the Creditors' Committee, and many other parties in interest opposed the motion, arguing, among other things, that (a) the Debtors' choice of forum

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in New York was entitled to deference; (b) the bulk of the relevant professionals for the Debtors, the Creditors' Committee, many of the largest creditors, and the capital markets necessary to assist in these cases were all located in New York; (c) these cases could be efficiently administered in New York; (d) due to the number of foreign insolvency proceedings, the New York court's experience with foreign proceedings was invaluable; and (e) the total creditor body was so widespread that a Texas forum would not be so overwhelmingly convenient for creditors as to justify overriding the Debtors' choice of venue.

                  After intensive discovery, a contested hearing was held before the Bankruptcy Court. On January 11, 2002, the Bankruptcy Court issued a forty-two page memorandum decision denying the motion for a change of venue. No party appealed, or sought leave to appeal, the Bankruptcy Court's venue decision.

         2.       POSTPETITION FINANCING

                  On the Initial Petition Date, the Debtors moved for entry of an interim and final order approving the DIP Credit Agreement. As set forth therein, the DIP Credit Agreement provided a credit facility in the aggregate amount of $1.5 billion, including a letter of credit subfacility up to the amount of the aggregate available commitment, the issuance of guarantees, and the granting of collateral by the parties thereto. On December 3, 2001, the Bankruptcy Court entered the Interim DIP Order approving the DIP Credit Agreement on an interim basis and authorizing borrowings and issuances of letters of credit in an amount up to $250 million.

                  Subsequent to the entry of the Interim DIP Order, the DIP Objectants interposed the DIP Objections to the entry of a final order approving postpetition financing for the Debtors. The majority of the DIP Objections were premised on either (i) the blanket imposition of liens, pursuant to the DIP Credit Agreement, on the assets of the Debtors in favor of the DIP Lenders, and/or (ii) the mechanics of the Debtors' existing cash management system, particularly the daily "sweep" of cash from ENA bank accounts to the ENE concentration account. Indeed, in that regard, certain of the DIP Objectants either joined separate pleadings of other creditors objecting to the continued use of the Debtors' existing cash management system or filed separate pleadings themselves in respect thereto.

                  Thereafter, the Bankruptcy Court conducted a multi-day evidentiary hearing with respect to the Debtors' use of cash. Upon conclusion and due deliberation, on February 21, 2002, the Bankruptcy Court directed the appointment of the ENA Examiner, and on February 25, 2002, the Bankruptcy Court entered an order permitting, among other things, the Debtors to continue using their centralized cash management system, subject to certain modifications. Refer to Section IV.A.4.a., "ENA Examiner" for further information. The modifications included, without limitation, an interim prohibition on Cash Sweeps from ENA to ENE and a grant of adequate protection for intercompany transfers in the form of superpriority Junior Reimbursement Claims and Junior Liens. Refer to Section IV.A.3., "Cash Management and Overhead Allocation" for further information.

                  The Debtors subsequently determined that, with the exception of letters of credit, they did not foresee the need to borrow funds in the form or manner as contemplated by the DIP Credit Agreement. As a result, the Debtors determined that, in the exercise of their sound

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business judgment, an amended postpetition credit facility, which would permit the Debtors to obtain up to $250 million in letters of credit, and to use such letters of credit in the operation of their businesses, would be optimal.

                  After various inquiries and preliminary discussions with potential alternative lenders and financial institutions, the Debtors determined that amending the DIP Credit Agreement was the most efficient means to obtaining the necessary credit support. On July 2, 2002, after notice and hearing, the Bankruptcy Court entered an order authorizing the Debtors to obtain postpetition financing pursuant to the Amended DIP Credit Agreement.

                  Essentially, the Amended DIP Credit Agreement permitted the Debtors to obtain up to $250 million in letter-of-credit financing, including a sub-limit of $50 million for the issuance of letters of credit for the benefit of non-Debtor affiliates, and to use such letters of credit in the operation of their respective businesses. Pursuant to the terms of the Amended DIP Credit Agreement, ENE deposited $25 million up-front in a letter of credit cushion account maintained at the offices of JPMCB, and each Debtor for whose benefit a letter of credit shall be issued shall place cash collateral in an amount equal to 110% of the face amount of such letter of credit in a separate deposit account maintained at the offices of JPMCB. The Amended DIP Credit Agreement does not require the Debtors to incur any new fees beyond those originally required under the DIP Credit Agreement. The Amended DIP Credit Agreement was scheduled to terminate on June 3, 2003.

                  On May 8, 2003, the Bankruptcy Court entered an order approving the extension of the Debtors' postpetition financing pursuant to the Second Amended DIP Credit Agreement. The extension decreases the aggregate amount available for letters of credit to $150 million, increases the sub-limit for letters of credit issued for the benefit of non-Debtor affiliates to $65 million, decreases the amount deposited by ENE in the letter of credit cushion account to $15 million, and decreases JPMCB's and Citicorp's annual fees as Collateral Agent and Paying Agent, respectively, to $200,000 each. The Second Amended DIP Credit Agreement is scheduled to terminate on June 3, 2004. ENE paid an extension fee to the DIP Lenders in an amount equal to 0.20% of the aggregate amount available under the Second Amended DIP Credit Agreement.

         3.       CASH MANAGEMENT AND OVERHEAD ALLOCATION

                  Prior to the Initial Petition Date, and for a period of time thereafter, ENE's Cash Sweeps transferred revenues on a daily basis from the Debtors' (and ENE-controlled non-Debtors') bank accounts to an ENE concentration account. As reported by the ENA Examiner, the Cash Sweeps from ENA following the Initial Petition Date resulted in an intercompany receivable of approximately $481 million to ENA from ENE. Refer to Section IV.A.4.a., "ENA Examiner" for further information regarding the Cash Sweeps and the reports of the ENA Examiner with respect thereto.

                  On December 3, 2001, the Bankruptcy Court entered an order authorizing the Debtors to continue using their centralized cash management system. Thereafter, certain creditors, including creditors of ENA, filed motions to separate ENA from the Debtors' existing cash management system.

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                  On February 25, 2002, after notice and a two-day evidentiary hearing, the Bankruptcy Court entered the Amended Cash Management Order, which was proposed by the Creditors' Committee with the consent of the Debtors. The Amended Cash Management Order authorizes the Debtors to continue using their centralized cash management system, subject to certain amendments. The amendments include, without limitation, a temporary prohibition on Cash Sweeps from ENA to ENE (later permanently extended by separate order) and a grant of adequate protection for intercompany transfers in the form of superpriority Junior Reimbursement Claims or Junior Liens, as defined below.

                  The Amended Cash Management Order provides:

                  Notwithstanding any other Order of the Court, as adequate protection for each Debtor for the continued use of the Centralized Cash Management System, to the extent that any Debtor transfers (or transferred) property (including cash) following the Petition Date (the "Adequately Protected Debtor") to or for the benefit of any other Debtor (the "Beneficiary Debtor"), with an aggregate fair value in excess of the aggregate fair value of property (including cash) or benefit received by the Adequately Protected Debtor from the Beneficiary Debtor following the Petition Date, then...(a) the Adequately Protected Debtor shall have (x) an allowed claim against the Beneficiary Debtor for the fair value of property (including cash) or benefit transferred (net of any reasonable expenses for overhead or other services reasonably allocated or reasonably charged to the Adequately Protected Debtor), under Sections 364(c)(1) and 507(b), having priority over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, which claim shall bear interest at the Prevailing Rate...for the period accruing from and after the date such claim arises until repayment thereof (collectively, the "Junior Reimbursement Claim") and (y) a lien on all property of the Beneficiary Debtor's estate under Section 364(c)(3) of the Bankruptcy Code securing such Junior Reimbursement Claim ("Junior Lien").

Amended Cash Management Order [Paragraph]  5(a).

                  Such Junior Reimbursement Claims and Junior Liens are junior and subject and subordinate only to the superpriority claims and liens granted to the DIP Lenders and their agent in respect of the Debtors' DIP obligations.

                  Furthermore, the Amended Cash Management Order provides for extensive protections to the Debtors and their Creditors with respect to cash transfers by Debtors to non-Debtor affiliates. The Amended Cash Management Order also provides for certain reporting requirements as additional adequate protection for the continued use of the Debtors' cash management system. Furthermore, the Amended Cash Management Order directed the Debtors,

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after consultation with the Creditors' Committee, to develop a formula for the allocation of shared overhead expenses among Debtors and, if applicable, their non-Debtor affiliates.

                  On November 21, 2002, the Bankruptcy Court entered the Overhead Allocation Formula Order. The Overhead Allocation Formula Order provides that the Debtors may use the Allocation Formula to allocate shared overhead and other expenses among the Debtors and non-Debtors for the duration of the postpetition period. Under the Allocation Formula, shared overhead expenses include, but are not limited to: salaries and benefits; employee expenses; outside services; payroll taxes; depreciation; and general business expenses such as supplies, rents, and computer-related costs (including depreciation expenses). Shared overhead expenses include the total expenditures of ENE, EPSC, and ENW.

                  The Overhead Allocation Formula Order also provides for the allocation of other expenses not directly related to overhead, including expenses for professional services and permits certain expenditures relating to orderly dissolution of entities. Moreover, the Overhead Allocation Formula Order provides for certain terms and conditions that are specific to ENA and certain ENA-related entities.

         4.       APPOINTMENT OF EXAMINERS

                  a.       ENA EXAMINER

                           (i)      APPOINTMENT. During January and February
2002, approximately 10 different creditors, primarily trading creditors and sureties, moved for appointment of a trustee or examiner for ENA, appointment of a separate creditors' committee for ENA, or appointment of separate counsel for ENA. On February 21, 2002, in the midst of the cash management dispute described above, the Bankruptcy Court sua sponte directed the appointment of the ENA Examiner; and on March 12, 2002, the Bankruptcy Court approved the U.S. Trustee's appointment of Harrison J. Goldin as the ENA Examiner to serve in the Chapter 11 Case of ENA. On June 21, 2002, the Bankruptcy Court issued a memorandum decision denying the appointment of a separate committee or counsel for ENA.

                           (ii)     SCOPE.

                  (A) INITIAL SCOPE UPON APPOINTMENT. Following the Bankruptcy Court's sua sponte appointment, by order dated February 21, 2002, the Bankruptcy Court entered an order concerning the scope of the ENA Examiner's duties. Specifically, the Bankruptcy Court directed the ENA Examiner to (i) prepare a report regarding the issues raised concerning ENA's continued participation in the Debtors' centralized cash management system, and (ii) participate in internal cash approval and risk assessment committees used by the Debtors in their ongoing operations. The Bankruptcy Court also directed the ENA Examiner to (i) perform such other tasks as may be agreed upon or recommended by parties in interest and approved by the Bankruptcy Court and (ii) engage in such other activities as the Bankruptcy Court subsequently authorized or directed.

                  (B) INITIAL DUTIES DEFINED. Following the submission of recommendations by parties in interest as to the specific duties of the ENA Examiner, by order dated March 6, 2002, the Bankruptcy Court directed that the ENA Examiner's duties be limited

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to investigation and filing of a "Cash Management Report" and recommendations concerning (i) the propriety of ENA's continued participation in the Debtors' centralized cash management system and (ii) the allocation of certain overhead expenses to ENA. This order provided that the ENA Examiner should file his report with the Bankruptcy Court no later than 20 business days from the date of entry of an order approving the U.S. Trustee's appointment. Moreover, the order directed that the ENA Examiner file a weekly list of all deposits and disbursements made into and out of the Consolidation Account(30) and that the ENA Examiner file a written report, at least monthly, regarding the status of ENA's cash, cash equivalents, proceeds of the sale of ENA assets, and advances from direct and indirect subsidiaries and affiliates of ENA.

                  (C) ENA PLAN FACILITATOR. In connection with the first extension of the Debtors' Exclusive Filing Period, by order dated April 24, 2002, the Bankruptcy Court expanded the role of the ENA Examiner to provide that the ENA Examiner will serve as a "facilitator of a chapter 11 plan in the ENA chapter 11 case." Refer to Section IV.A.6., "Exclusivity" for further information regarding extensions of the Debtors' Exclusive Periods.

                  (D) EXPANDED DUTIES. On May 8, 2002, the Bankruptcy Court approved and entered the Expanded Duties Order, which incorporated all of the recommendations proposed in the ENA Examiner Interim Report, and, subject to certain conditions, permanently extended the prohibition on Cash Sweeps from ENA to ENE, as proposed by the Debtors themselves, following discussions with the Creditors' Committee. Pursuant to the Expanded Duties Order, the scope of the ENA Examiner's role was expanded to include, among other things, reporting on a proposed methodology for repayment of net intercompany receivables, continuing to monitor the meetings of the BTRC, reporting on how any modification to the Debtors' DIP financing affects ENA, and working with the Debtors, the Creditors' Committee and other parties in interest to facilitate the chapter 11 plan process for ENA and its subsidiaries as expeditiously as possible.

                  (E) CONFLICTS EXAMINER. On June 2, 2003, the Bankruptcy Court further expanded the ENA Examiner's duties by authorizing him to investigate five institutions as to which the ENE Examiner has a conflict of interest. On June 24, 2003, the Bankruptcy Court approved the ENA Examiner's retention of Thelen, Reid & Priest LLP to serve as his special counsel in connection with his duties as conflicts examiner.

         (III)    ENA EXAMINER'S REPORTS.

                  (A) WEEKLY REPORTS. The ENA Examiner continues to investigate and monitor the cash activities of ENA, and files weekly cash reports with the Bankruptcy Court.

----------
(30) As noted in the ENA Examiner's Interim Report, the Bankruptcy Court's March 6, 2002 order did not specifically define the "Consolidation Account," but referred to a definition in the Amended Cash Management Order. However, the Amended Cash Management Order did not define "Consolidation Account" either. Thus, the ENA Examiner interpreted it to mean the account into which the cash of ENA is swept and consolidated.

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                  (B)      INTERIM CASH MANAGEMENT REPORTS. On April 9, 2002,
the ENA Examiner filed the ENA Examiner Interim Report.31 In this report, the ENA Examiner preliminarily found that "it is highly likely that more than sufficient assets exist subject to the Junior Liens for repayment of ENA postpetition transfers to Enron." In addition, the ENA Examiner found that there had not been any cash transfers from ENA to ENE since February 25, 2002 and future Cash Sweeps had been frozen indefinitely. Finally, the ENA Examiner concluded that his participation in the Debtors' centralized cash management system "provide[s] significant protection of ENA Cash, assets and liabilities and . . . provide[s] significant assurance that the" net intercompany receivable for amounts transferred by ENA for the benefit of other Debtors under the cash management system "will ultimately be repaid." The ENA Examiner Interim Report identifies the factual and legal conclusions of the ENA Examiner based upon his investigation of the topics set forth therein. The ENA Examiner Interim Report also proposed certain recommendations regarding the scope of any further investigation by the ENA Examiner, which resulted in the approval of the Expanded Duties Order.

                  (C) REPORTS CONCERNING JOINT PLAN EFFORTS. On October 30, 2002, the ENA Examiner issued a report and recommendation regarding the Debtors' requested extension of exclusivity. In this report, the ENA Examiner stated that a joint chapter 11 plan, "if workable and equitable, is the preferable solution to these cases." The ENA Examiner issued another report concerning the joint plan efforts of the Debtors and the Creditors' Committee on February 10, 2003. In this report, the ENA Examiner described (i) the status of the plan process among the Debtors and the Creditors' Committee, (ii) the cooperation and productive dialogue exchanged between the ENA Examiner and the Debtors, including numerous meetings with the Debtors' CEO and other members of senior management, (iii) the scheduling of future sessions with the Debtors' financial advisor to review in detail the Blackstone Model and the underlying data it contains, as well as its assumptions and probabilities, and (iv) the sharing of factual and legal analysis by the Debtors and the Creditors' Committee concerning the issue of substantive consolidation of the estates of ENE and ENA. In his capacity as plan facilitator, the ENA Examiner stated that he "continues to believe that a joint plan of reorganization with weighted distributions, if workable, equitable and developed timely, is the preferred solution to these cases." On May 5, 2003, the ENA Examiner issued a further report on the status of the development of a chapter 11 plan. The ENA Examiner described the ongoing plan process entailing numerous in-depth meetings over a three-month period, including a comprehensive review of the Blackstone Model and analysis and deconstruction of the Debtors' plan proposal. The ENA Examiner explained that the Debtors and their financial advisor provided the ENA Examiner full access to the Blackstone Model. The ENA Examiner also described meetings with representatives of the Debtors and the Creditors' Committee to discuss the compromise underlying the Plan, which meetings provided the ENA Examiner with essential information critical to his role as plan facilitator. Based on the knowledge and understanding gained through the numerous discussions and meetings regarding the Plan proposal, the ENA Examiner stated that he was in the process of preparing a counter-proposal to the Plan negotiation among the Debtors and the Creditors' Committee. The ENA Examiner also stated that he "continues to

----------
31 The ENA Examiner Interim Report can be found under "Related Documents" at http://www.enron.com/corp/por. To the extent filed prior to January 30, 2004, any final report filed by the ENA Examiner will be made available on the same website.

believe that a joint plan of reorganization with weighted distributions, if workable, equitable and developed timely, is the preferred solution to these cases."

                  On October 21, 2003, the ENA Examiner issued his latest report on the status of the development of a joint chapter 11 plan. In this report, the ENA Examiner reported on the Debtors' filing of a chapter 11 plan with the Bankruptcy Court following "intensive negotiations" among the Debtors, the Creditors' Committee and the ENA Examiner and the subsequent filing of the amended chapter 11 plan on September 18, 2003. With respect to recent developments concerning the chapter 11 plan, the ENA Examiner stated that the Debtors and the Creditors' Committee had "conveyed to the Examiner an interpretation of the compromise reflected in the Plan and Disclosure Statement that may be inconsistent with the Examiner's previously expressed view as to the compromises' fairness and equitability to ENA creditors as a whole." He further explained in the report that he had requested additional information from the Debtors to enable him to fully understand the compromise embodied in the chapter 11 plan.

                  (D) STATUS OF THE PLAN FACILITATION. On November 7, 2003, the ENA Examiner filed an objection to the Disclosure Statement. Specifically, the ENA Examiner alleges that the Disclosure Statement does not contain "adequate information" concerning (a) the compromise set forth in the Plan; (b) the Litigation Trust assets; and (c) the allocation of settlements between the Litigation Trusts and the Reorganized Debtors. In his objection, the ENA Examiner also requests (i) an adjournment of the Disclosure Statement hearing;
(ii) the production of certain information related to Guaranty Claims and litigation trust assets; and (iii) additional time to prepare and file a report on "the impact of the Debtors' Joint Plan on ENA creditors and on whether a separate Plan should be prepared for ENA."

                  (E) PROGRESS REPORT CONCERNING CERTAIN ENTITIES INVOLVED IN TRANSACTIONS PERTAINING TO SPES. On October 25, 2003, the ENA Examiner filed a progress report concerning his investigation of certain entities involved in transactions pertaining to SPEs. The progress report summarizes the status of the ENA Examiner's investigation of each of the five entities set forth in the Bankruptcy Court's June 2, 2003 order: BoA, KPMG, PwC US, RBC, and UBS. The ENA Examiner's Progress Report is available under "Related Documents" at http://www.enron.com/corp/por.

         b.       ENE EXAMINER

                           (i)      APPOINTMENT. Between January and March 2002,
approximately 12 creditors filed motions (and joinders) for appointment of a trustee, appointment of either a trustee or examiner, or appointment of an examiner for ENE. Refer to Section IV.D.1.d., "Requests for Additional Committees" for further information. Ultimately, the Debtors agreed to the appointment of the ENE Examiner, and, as a result of many negotiating sessions with divergent creditor groups and the SEC, the parties agreed upon the terms of an order for the appointment of the ENE Examiner, which included delineation of the examiner's duties. All pending motions for appointment of a trustee were withdrawn.

                  On May 22, 2002, the U.S. Trustee appointed Neal Batson as the ENE Examiner. The Bankruptcy Court, by order dated May 24, 2002, approved the U.S. Trustee's appointment of the ENE Examiner. The ENE Examiner selected Alston & Bird LLP (a law firm in which he is a non-equity partner) as attorneys to the ENE Examiner. The Examiner also selected Plante & Moran, LLP as the primary accounting firm to assist in this examination, supported by George Bentson and Al Hartgraves, professors of accounting at the Goizueta Business School at Emory University. The retention of the ENE Examiner's Professionals has been approved by the Bankruptcy Court.

                           (ii)     SCOPE. In April 2002, the Bankruptcy Court
entered the April 8th Order directing the appointment of an examiner to:

                  inquire into, inter alia, all transactions (as well as all entities as defined in the Bankruptcy Code and prepetition professionals involved therein): (i) involving special purpose vehicles or entities created or structured by the Debtors or at the behest of the Debtors (the "SPEs") that are (ii) not reflected on the Enron Corp. balance sheets, or that (iii) involve hedging using the Enron Corp. stock or (iv) as to which the Enron Examiner has the reasonable belief are reflected, reported or omitted in the relevant entity's financial statements not in accordance with generally accepted accounting principles, or that (v) involve potential avoidance actions against any prepetition insider or professional of the Debtors.

The April 8th Order further provides that the ENE Examiner shall:

                  if appropriate, include in a report (taking into account the absolute priority rule, the financial condition of the Debtors' estates and the need not to waste value available to creditors) whether or not there is a legal mechanism for holders (except entities affiliated with Debtors) of any equity interest in the Debtors to share in the Debtors' estate.

                           (iii)    ENE EXAMINER'S FIRST REPORT. On September
21, 2002, the ENE Examiner filed his First Interim Report, which focused on six SPE transactions. The ENE Examiner concluded that those transactions were, in varying degrees, capable of being recharacterized under a "true sale" challenge. The ENE Examiner's First Interim Report identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the transactions discussed therein. Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of the ENE Examiner's First Interim Report.

                           (iv)     ENE EXAMINER'S SECOND REPORT. On March 5,
2003, the ENE Examiner filed his Second Interim Report. This report focuses on substantially all of the Enron Companies' material SPEs identified as of the date of the report. The ENE Examiner's Second Interim Report identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the transactions discussed therein. Significant detail describing the related-party transactions is provided in Appendix L to the ENE Examiner's Second Interim Report. In addition, the Second Interim Report:

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

                  - Provides the ENE Examiner's preliminary views of the role of the SPEs in the decline of the Enron Companies;

                  - Sets forth the ENE Examiner's conclusions regarding the susceptibility of the SPEs to "true sale" or substantive consolidation challenges; and

                  - Identifies the transactions that the ENE Examiner perceives as potential avoidable transfers.

                  Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of the ENE Examiner's Second Interim Report.

                           (v)      ENE EXAMINER'S THIRD REPORT. On July 28,
2003, the ENE Examiner filed his Third Interim Report, the primary focus of which was certain persons and entities that may have responsibility under applicable legal standards for alleged misuse of the Debtors' SPEs. The ENE Examiner's Third Interim Report identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the matters set forth therein. Specifically, the report concludes that:

                  There is evidence to support a claim that (i) certain senior officers of ENE breached their fiduciary duties under applicable law by causing the Debtors to enter into SPE transactions that were designed to manipulate the Debtors' financial statement and that resulted in the dissemination of financial information known by these officers to be materially misleading, and (ii) these wrongful acts caused direct and foreseeable harm to ENE, and resulting harm to third parties that dealt with ENE;

                  There is evidence to support a claim that (i) certain financial institutions that were involved in ENE's SPE transactions had actual knowledge of the wrongful conduct of these officers, (ii) these financial institutions gave substantial assistance to the officers by participating in the structuring and closing of the SPE transactions, and (iii) injury to the Debtors was the direct or reasonably foreseeable result of such conduct; and

                  There is evidence of inequitable conduct by certain financial institutions in connection with the SPE transactions, such that a court could find that the claims of such financial institutions, totaling in excess of $5 billion, may be equitably subordinated to the claims of other creditors. Refer to Section IV.C.1.b(i)., "Enron Corp., et al. v. Whitewing Associates, L.P., et al. (Adv. No. 03-02116, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for additional information regarding pending litigation relating to, among other things, certain issues raised by the ENE Examiner.

                  Additionally, the report addresses the investigation of certain specific avoidance actions and concludes that certain transfers could be recovered by the Debtors' estates.

                  Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of the ENE Examiner's Third Interim Report.

                           (vi)     ENE EXAMINER'S FINAL REPORT. On November 4,
2003, the ENE Examiner submitted to the Bankruptcy Court his final report reflecting the completion of his examination. Pursuant to the terms of the Bankruptcy Court's Fourth Order Amending and Supplementing the Order of April 8, 2002 Pursuant to 11 U.S.C. Sections 1104(c) and 1106(b) Directing Appointment of Enron Corp. Examiner, dated September 9, 2003, the report has not been made publicly available. When the ENE Examiner's final report becomes public, it will be available in the "Related Documents" section at http://www.enron.com/corp/por.

                           (vii)    ENE EXAMINER'S TESTIMONY BEFORE THE SENATE
COMMITTEE ON FINANCE. Refer to Section IV.C.2.d(i)(C), "The Senate Committee on Finance and The Congressional Joint Committee on Taxation" for further information.

                           (viii)   EXPANSION OF DUTIES TO INCLUDE NEPCO. By
order dated October 7, 2002, the Bankruptcy Court expanded the scope of the ENE Examiner's role to address issues raised by several NEPCO customers and creditors of customers who had asserted, among other things, that the NEPCO Debtors had been injured by Cash Sweeps into ENE's cash management system and that a constructive trust for the benefit of certain NEPCO creditors should be imposed on cash swept by ENE. The Bankruptcy Court directed the ENE Examiner to investigate ENE's acquisition and use of NEPCO's cash through the cash management system. Specifically, the ENE Examiner investigated the following issues: (a) the amounts and timing of sweeps of cash generated by NEPCO into the cash management system; (b) the sources of the NEPCO cash swept in the cash management system; (c) the disposition of the swept cash by ENE, including the location of deposits and the details of its use, if any; (d) whether the swept NEPCO cash can be traced; (e) whether any fraud, dishonesty, incompetence, misconduct, mismanagement or irregularity by NEPCO or ENE occurred in connection with the Cash Sweeps; and (f) whether the factual and legal predicates for the imposition of a constructive trust for the amount of the cash swept by ENE may be asserted by NEPCO.

                  The ENE Examiner has not analyzed certain issues regarding the postpetition conduct of NEPCO, the former management of NEPCO or others, and is awaiting direction from the Bankruptcy Court regarding any further investigation.

                           (ix)     ENE EXAMINER'S REPORT RELATING TO NEPCO. The
ENE Examiner issued an initial report relating to NEPCO on April 7, 2003. The ENE Examiner's report relating to NEPCO identifies the factual and legal conclusions of the ENE Examiner based upon his investigation of the matters set forth therein. In summary, the report notes that with respect to the above issues: (a) the Cash Sweeps occurred as a daily process of the cash management system and were not the result of an "eve of bankruptcy" transfer; (b) the cash was received by NEPCO as a result of collections from (primarily domestic) construction customers; (c) the cash was used by ENE for general corporate purposes; (d) the cash could theoretically but not practically be traced; (e) the ENE Examiner found no evidence of fraud, negligence, or other malfeasance with regard to NEPCO's participation in the cash management system; and (f) the requisite elements for the imposition of a constructive trust by NEPCO over the funds swept to ENE under the cash management system do not appear to be present.

                  The ENE Examiner concluded that NEPCO would be unable to establish the elements required to impose a constructive trust and that the time, expense, and uncertainty involved in tracing accounts and other assets not included in the cash management system were unwarranted. Consequently, the ENE Examiner recommended that it not conduct any further tracing.

         5.       AUTOMATIC STAY

                  Under section 362 of the Bankruptcy Code, substantially all pending litigation and other attempts to collect on outstanding Claims against the Debtors as of such Debtor's respective Petition Date are stayed while the Debtors continue business operations as Debtors in Possession. As to all pending lawsuits to which the automatic stay is applicable, the Debtors have taken the position that they will not, except in extraordinary cases, allow the litigation to proceed where there is a possibility that judgment could be entered against one or more Debtors. Accordingly, all such litigation remains stayed as of the date hereof, except in those limited situations where the Debtors have either voluntarily agreed to a modification of the automatic stay or the Bankruptcy Court has so ordered. Refer to Section IV.C., "Litigation and Government Investigations" for further information.

                  Four general categories of motions to lift the automatic stay have been filed in the Debtors' Chapter 11 Cases:

                           a.       CONTRACT LIFT STAY MOTIONS. Contract Lift
Stay Motions have been filed by counterparties seeking to terminate certain contracts. With respect to the Contract Lift Stay Motions, except in those situations where the Debtors have determined it to be in their estates' best interests to allow the subject contracts to be terminated, the Debtors have opposed each and every such motion, and the Bankruptcy Court has refused to grant relief to allow the termination.

                           b.       LITIGATION LIFT STAY MOTIONS. Certain
parties have filed Litigation Lift Stay Motions seeking to continue prosecution of prepetition litigation against the Debtors. With respect to the Litigation Lift Stay Motions, except in those limited circumstances in which the Debtors agreed to such relief because allowing such prepetition litigation would have no impact on Debtors' chapter 11 estates, the Debtors have opposed all such motions. The Bankruptcy Court has generally refused to permit the prepetition litigation to proceed, except in certain limited circumstances. Refer to Section IV.C., "Litigation and Government Investigations" for further information.

                           c.       SETOFF LIFT STAY MOTIONS. Setoff Lift Stay
Motions have been filed by parties seeking to effect setoffs of debts owed as between the Debtors and third parties. With respect to the Setoff Lift Stay Motions, where the Debtors have sufficient information to evaluate the relief requested, the Debtors have agreed to a modification of the automatic stay in those instances where so doing was, in the Debtors' reasonable business judgment, beneficial to their chapter 11 estates. Otherwise, Debtors have opposed all such motions, and the Bankruptcy Court has generally refused to allow such setoffs to occur.

                           d.       LIFT STAY TO COMPEL ARBITRATION MOTIONS.
Refer to Section IV.C., "Litigation and Government Investigations" for further information.

         6.       EXCLUSIVITY

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

                  Section 1121(b) of the Bankruptcy Code provides for an Exclusive Filing Period of 120 days after the commencement of a chapter 11 case, during which a debtor has the exclusive right to file a plan of reorganization. In addition, section 1121(c)(3) of the Bankruptcy Code provides that if the debtor files a plan within the Exclusive Filing Period, it has an Exclusive Plan Solicitation Period of 180 days after commencement of the chapter 11 case to obtain acceptances of such plan. Pursuant to section 1121(d) of the Bankruptcy Code, the Bankruptcy Court may, upon a showing of cause, extend or increase the Exclusive Periods.

                  Prior to the expiration of the initial Exclusive Periods, the Debtors sought an extension of such periods, citing a multitude of factors, including: (i) the size and complexity of the Debtors' Chapter 11 Cases; (ii) the substantial efforts required to stabilize and rehabilitate the Debtors' businesses, including the sale of Debtors' trading business; and (iii) the need to conduct a thorough analysis of the Debtors' complex business and financing transactions in order to form an accurate picture of Debtors' assets and liabilities.

                  By order dated April 24, 2002, the Bankruptcy Court entered an order extending the Exclusive Periods through August 31, 2002 for the Exclusive Filing Period and October 30, 2002 for the Exclusive Plan Solicitation Period for ENA only, and October 1, 2002 for the Exclusive Filing Period and November 29, 2002 for the Exclusive Plan Solicitation Period for all other Debtors. Subsequently, both ENA and the other Debtors found it necessary to seek additional extensions of their Exclusive Periods. The Bankruptcy Court granted such extensions, as summarized in the table below.

                                                                                     Other Debtors'
                                            ENA Exclusive       Other Debtors'       Exclusive Plan
                        ENA Exclusive     Plan Solicitation    Exclusive Filing       Solicitation
  Date of Court         Filing Period      Period Extended      Period Extended     Period Extended
      Order              Extended To              To                  To                  TO

   April 24, 2002      August 31, 2002     October 30, 2002     October 1, 2002     November 29, 2002

September 25, 2002    November 30, 2002    January 31, 2003           n/a                  n/a

 October 31, 2002     January 31, 2003      March 31, 2003     January 31, 2003      March 31, 2003

 February 20, 2003     April 30, 2003       June 30, 2003       April 30, 2003        June 30, 2003

   May 13, 2003         June 30, 2003     November 29, 2003     June 30, 2003      November 29, 2003

   June 30, 2003        July 11, 2003            n/a            July 11, 2003             n/a

                  On July 11, 2003, the Debtors filed their Plan and accompanying Disclosure Statement, thereby preserving their Exclusive Plan Solicitation Period, which will expire on November 29, 2003, unless further extended by the Bankruptcy Court. On November 7, 2003, the Debtors filed a motion seeking an extension of their Exclusive Plan Solicitation Period through April 30, 2004. That same day, the Bankruptcy Court entered a scheduling order setting a hearing on the motion for December 4, 2003 and extending the Debtors' Exclusive Plan Solicitation through the hearing date.

         7.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  Section 365 of the Bankruptcy Code grants the Debtors the power, subject to the approval of the Bankruptcy Court, to assume or reject executory contracts and unexpired leases. If an executory contract or unexpired lease is rejected, the counterparty to the agreement may file a claim for damages incurred by reason of the rejection. In the case of rejection of leases of real property, such damage claims are subject to certain limitations imposed by the Bankruptcy Code.

                  On January 9, 2002, the Bankruptcy Court approved an order providing for certain procedures governing the rejection of executory contracts and unexpired leases on limited notice. This procedure alleviated additional expense to the Debtors' estates and the attendant delay that would have resulted if the Debtors had been required to proceed by separate motion and hearing for every executory contract and unexpired lease they determined to reject. The procedures were amended by a Bankruptcy Court order dated April 11, 2002, to address certain issues relating to the rejection of certain contracts for the physical delivery of power and gas to end users. Under the rejection procedures, the Debtors have rejected in excess of 55,000 unnecessary and economically burdensome contracts.

                  In addition, to date, outside of the context of contracts assigned in conjunction with a sale or settlement, the Debtors have assumed only two executory contracts. By order dated February 13, 2003, ENE assumed a Framework Management Agreement with Equity Trust, which serves as in-country managing director to manage ENE's direct and indirect Dutch corporations and limited partnerships. Refer to Section IV.B., "Settlements and Asset Liquidations" for further information. By order dated October 24, 2003, ECB assumed a Transition Services Agreement regarding the use of employees currently employed by a wholly owned subsidiary of Prisma. Refer to Section X.A.1., "General", Section X.A.3.b., "Formation of Prisma and Contribution of Prisma Assets" and Section X.E.1., "Prisma Assets to be Contributed" for more information regarding Prisma. In accordance with the provisions of the Plan, the Assumption Schedule will be filed with the Bankruptcy Court not later than five days before the Ballot Deadline.

         8.       EMPLOYEE MATTERS

                  a. COMPENSATION AND BENEFITS PROGRAMS. Except as otherwise provided in the Plan, on the Effective Date, the Debtors or Reorganized Debtors will assume all of their tax-qualified defined benefit pension plans, tax-qualified defined contribution retirement plans, health and welfare benefit plans (medical and health, life insurance, death, dental, vision care, short and long-term disability, retiree medical and dental and supplemental unemployment), performance-based incentive plans, retention plans, workers' compensation programs, and directors and officers indemnifications included in the bylaws and/or certificates of incorporation and insurance plans for the duration of the period for which the Debtors have obligated themselves to provide such benefits. Notwithstanding the foregoing, the Debtors or Reorganized Debtors may seek to amend, modify, or terminate any of the foregoing. The obligations, if any, of each Debtor in respect of the foregoing, as modified, will, on the Effective Date, be assumed by and become obligations of the Reorganized Debtors.

                  b.       EMPLOYEE RETENTION PLANS

                           (i)      PREPETITION RETENTION ARRANGEMENTS. In
November 2001, Employee Prepetition Stay Bonus Payments totaling approximately $105 million were made to approximately 585 of the Debtors' employees. Receipt of these payments was predicated on the recipient employees remaining employed for a 90-day period ending on February 28, 2002. In addition, recipients were required to sign an agreement to repay 125% of the retention payment in the event they voluntarily terminated their employment prior to February 28, 2002.

                  During 2002, ENE filed motions with the Bankruptcy Court seeking to provide additional retention incentives to certain recipients of the Employee Prepetition Stay Bonus Payments through a waiver of potential preference and/or fraudulent conveyance avoidance actions related to the Employee Prepetition Stay Bonus Payments. In exchange, the covered employees would be required to release certain claims against the Debtors. On September 26, 2002, the Bankruptcy Court granted the motion with respect to current employees, and employees who had been reduced in force, who did not hold officer level positions at the time of bankruptcy, and authorized the ENE Examiner to make a recommendation as to whether there was any reason not to provide similar releases to current and former employees who qualified as "insiders" for purposes of avoidance actions under the Bankruptcy Code. The Bankruptcy Court deferred ruling on the motion as it related to "insiders" pending receipt of the ENE Examiner's recommendation. On September 24, 2003, the ENE Examiner made his recommendation as to the seventy-one (71) individuals who qualified as "insiders" for this purpose. The ENE Examiner based his recommendation upon whether or not any such individual was: (a) sued in actions seeking recovery for ENE's financial collapse; (b) received a prepetition distribution of deferred compensation that may be the subject of the Deferred Compensation Litigation; or
(c) involved in any criticized SPE transaction. The ENE Examiner recommended that ENE not provide a release for any individual who possessed any one of the foregoing attributes. Of the seventy-one (71) individuals listed in the ENE Examiner's recommendation, thirty-two (32) had none of the foregoing attributes and thus, the ENE Examiner recommended that thirty-nine (39) of the individuals not be provided with releases from avoidance in connection with the Employee Prepetition Stay Bonus Payments. As provided in the Bankruptcy Court's September 26, 2002 order, ENE retains the right to refile its request with respect to the seventy-one (71) individuals listed in the ENE Examiner's recommendation, but has not yet determined whether it will do so.

                           (ii)     KEY EMPLOYEE RETENTION PLAN I. On May 8,
2002, the Bankruptcy Court approved KERP I, which was made effective retroactively to March 1, 2002. KERP I provided eligible employees with certain retention and/or severance benefits. KERP I also provided for a "liquidation incentive pool," pursuant to which selected employees were eligible to receive bonus payments based upon the amount recovered in liquidating certain contracts and non-core Debtor assets. Employees participating in LIP could not participate in the severance component, nor simultaneously participate in the retention component, of KERP I. All final payments to eligible participants under KERP I were, and are, contingent upon the participants executing waivers and releases of claims against the Debtors (except for certain claims, such as those related to ERISA plan benefits, deferred compensation plan benefits, workers' compensation benefits, and unemployment insurance benefits).

                  Under the retention component of KERP I, participants were awarded bonuses, 25% of which was payable on the last business day preceding each of May 31, 2002, August 31, 2002, November 31, 2002, and February 28, 2003. The remaining 75% was payable upon the earlier of: (i) February 28, 2003 or (ii) the participant's death, disability, or involuntary termination of employment not for "cause." If a participant voluntarily resigned or was terminated for "cause" prior to receiving a final payment, remaining payments were forfeited. Any amounts forfeited were made available to be reallocated by the Debtors' Management Committee. The maximum amount available for retention bonuses was $40 million and the maximum amount available for severance payments was $7 million. The retention and severance benefit components of KERP I expired on February 28, 2003.

                  Under the Liquidation Incentive Pool component of KERP I, a LIP Participant may share in a pool funded by the cash generated from the liquidation of certain of the Debtors' assets. The maximum amount payable under the Liquidation Incentive Pool is $90 million. The Liquidation Incentive Pool is calculated as follows:

ACCRUAL     INCREMENTAL CASH     CUMULATIVE CASH     MAXIMUM INCREMENTAL         MAXIMUM
   %           COLLECTED            COLLECTED              ACCRUAL          CUMULATIVE ACCRUAL
  0.50%        $1 billion      >$500 million to $1      $5.0 million           $5.0 million
                               billion

  0.50%        $1 billion      >$1 billion to $2        $5.0 million           $10.0 million
                               billion

  0.50%        $1 billion      >$2 billion to $3        $5.0 million           $15.0 million
                               billion

  1.00%        $1 billion      >$3 billion to $4        $10.0 million          $25.0 million
                               billion

  1.00%        $1 billion      >$4 billion to $5        $10.0 million          $35.0 million
                               billion

  1.00%        $1 billion      >$5 billion to $6        $10.0 million          $45.0 million
                               billion

  1.50%        $1 billion      >$6 billion to $7        $15.0 million          $60.0 million
                               billion

  1.50%        $1 billion      >$7 billion to $8        $15.0 million          $75.0 million
                               billion

  1.50%        $1 billion      >$8 billion to $9        $15.0 million          $90.0 million
                               billion

                  The Liquidation Incentive Pool is distributed to LIP Participants following established LIP Collection Milestone of $500 million actually collected from the sales of covered assets. Each time a LIP Collection Milestone is achieved, the Debtors' Management Committee allocates amounts for distribution under the Liquidation Incentive Pool among such LIP Participants as it determines, in its sole discretion, in the form of a liquidation bonus. LIP Collection Milestones may be achieved until the earlier of (a) the date on which all covered assets have been sold or liquidated, (b) the date the Debtors determine not to sell the covered assets or (c) the consummation of a plan of reorganization; provided, that if a LIP Participant has taken substantial steps to conclude a sale of assets prior to the consummation of a plan of reorganization, the Management Committee may consider the proceeds from such sale in determining whether a LIP Collection Milestone has been achieved.

                  Fifty percent of the liquidation bonus is paid as soon as practicable after each LIP Collection Milestone is achieved. The remaining 50% is deferred and distributed following the earlier of (i) the consummation of a plan of reorganization, (ii) involuntary termination without cause, death, or disability, and (iii) the following dates with regard to any liquidation bonuses payable on each $3 billion of incremental cash collected: (a) a date that is 12 months following the accrual date for up to the first $3 billion of incremental cash collected, (b) a date that is nine months following the accrual date for up to the second $3 billion of incremental cash collected, and (c) a date that is six months following the accrual date for up to the third $3 billion of incremental cash collected. The Management Committee in its sole discretion determines a LIP Participant's liquidation bonus.

                  LIP Participants who voluntarily resign, or who are terminated for cause, prior to receipt of any deferred payments, forfeit the remaining portion of any deferred liquidation bonus. Any amount forfeited may be reallocated in such amounts, at such times and among such participants as determined by management in its sole discretion. Any amounts reallocated to other LIP Participants shall be deemed part of their liquidation bonus.

                  KERP I was amended, as approved by Bankruptcy Court order dated October 31, 2002, to allow further ease of administration and to permit an additional reallocation of funds available under KERP I.

                  KERP I had fewer than 1,000 participants in each quarter, with a total of 1,004 participants over the course of the four quarters. Cash payments under the retention component of KERP I equaled approximately $10.5 million, and deferred payments equaled approximately $27.7 million. Unallocated funds at the close of KERP I were approximately $1.8 million. For the Liquidation Incentive Pool, all information is through Milestone 7 (meaning cash collected was greater than $3 billion, but less than $4 billion). Cash payments for Milestone 1 through Milestone 7 equaled approximately $9.4 million. The deferred balance for Milestone 1 through Milestone 7 equals approximately $8.8 million. Unallocated funds equal approximately $1.8 million. Pursuant to the Bankruptcy Court's order regarding KERP II, the unused amounts under KERP I were made available for payments under KERP II.

                           (iii)    KEY EMPLOYEE RETENTION PLAN II. On February
6, 2003, the Bankruptcy Court granted the Debtors' motion to approve KERP II. KERP II became effective on March 1, 2003. In most material respects, KERP II mirrors the retention and severance components of KERP I, providing key employees with certain retention and/or severance benefits. In general, all full-time employees of the Debtors are eligible to receive either severance benefits or retention payments under KERP II unless otherwise covered by another plan providing similar benefits. However, an employee is not eligible for final payment if the employee resigns or is terminated for cause. To receive a final payment, employees must sign a general release similar to that for KERP I.

                                    (a) RETENTION PAYMENTS. Certain of the
Debtors' employees whose skills or knowledge are critical to the Debtors are eligible to receive retention payments. In KERP II, the Debtors are authorized to make retention payments of up to $29 million, in addition to any funds carried over from KERP I. KERP II expires on February 27, 2004. Participants who are eligible for retention payments are provided with quarterly or annualized

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targets. At any quarter end or throughout the course of KERP II, the target could be subject to change due to a participant's performance or the changing needs of the Debtors' estates. Fifty percent of the earned quarterly retention is paid as soon as practicable following the close of each plan quarter (May 30, August 29, November 28, 2003, and February 27, 2004). The remaining 50% of the earned retention in each quarter is non-vested, deferred, and will be paid to the employee upon involuntary termination without cause or as soon as practicable after February 27, 2004.

                                    (b) SEVERANCE BENEFITS. Certain of the
Debtors' employees who are neither covered by another plan nor covered by the liquidation incentive pool under KERP I, and who are involuntarily terminated without cause at any time during the term of KERP II are eligible for severance benefits under KERP II. Under the Plan, severance benefits will be a minimum of $4,500 and a maximum calculated to be the greater of: (x) two weeks base pay for every full or partial year of service, with a maximum of eight weeks pay; or (y) two weeks base pay for every full or partial year of service, plus two weeks base pay for every $10,000 increment, or part thereof, in base salary, with the total sum calculated under this subclause (y) not to exceed $13,500. Severance benefits for participants who also are eligible for retention payments are subject to offset. To the extent such a participant's severance benefits would exceed the total retention payments received, the participant receives the difference to bring his total amount up to the severance benefits amount. If total retention payments received by any such participant exceed amounts payable as severance benefits, no severance benefits are payable.

                           (iv)     FUTURE ARRANGEMENTS. Consistent with their
business needs and the goal of maximizing value for their creditors, the Debtors continue to evaluate the need for ongoing retention incentives relative to the preservation of value and continuation of the Debtors' estates, the liquidation of non-core assets and the ultimate distribution of interests of PGE, CrossCountry, and Prisma. Consistent with this intent, at Sections VIII.E., "Equity Compensation Plan", IX.H., "Equity Compensation Plan" and X.F., "Equity Compensation Plan", provision is made for the anticipated creation of long-term equity incentive plans for key employees and non-employee directors of PGE, CrossCountry and Prisma, respectively. In addition, in order to retain and motivate highly competent persons as key employees, the Debtors or Reorganized Debtors (as may be applicable), anticipate adopting a retention incentive compensation and severance pay plan providing for cash-based awards to such individuals over the term of the plan and/or upon termination of employment without cause. The total amount of awards to be provided under such plan is expected to be determined following consultation with the Creditors' Committee. If the Debtors determine that other incentives are warranted, approval of the Bankruptcy Court and/or Creditors' Committee will be sought.

                  c. RETIREE BENEFITS. Except as noted below, on and after the Effective Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, the Debtors will continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy Code), at the level established in accordance with section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, for the duration of the period for which the Debtors have obligated themselves to provide such benefits. Notwithstanding the foregoing, the Debtors may seek to modify such retiree benefits in accordance with section 1114 of the Bankruptcy Code. The

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obligations, if any, of each Debtor, as modified, will, on the Effective Date, be assumed by and become obligations of the Debtors or the Reorganized Debtors.

                  The Debtors maintain the Enron Gas Pipelines Employee Benefits Trust, which was maintained as a central repository for contributions made by certain of the Debtors' federally regulated affiliates toward the cost of retiree medical benefits. On July 22, 2003, the Debtors sought approval of the Bankruptcy Court to terminate the Enron Gas Pipelines Employee Benefits Trust and to distribute its assets among the contributing employers, who will thereafter be responsible for such assets and the related retiree benefit liabilities. If the Debtors' request for relief is granted, the Debtors estimate that each of Florida Gas, Northern Plains and Transwestern will be required to assume retiree benefit liabilities, estimated as of June 30, 2002, of approximately $10.15 million, $1.89 million and $4.83 million, respectively. Each of such companies is expected to be included as a CrossCountry Asset. If the Debtors' request for relief is not granted, the trust will not be terminated and the assets allocable to the participating employers will not be distributed in the foregoing manner. An objection has been filed to the motion and it is currently anticipated that a contested hearing will be held on the motion on November 20, 2003.

                  The estimated present value of retiree benefit obligations for pipeline retirees, calculated as of December 31, 2002 in accordance with the Financial Accounting Standard 106, is approximately $75 million. As of December 31, 2002, the trust held approximately $31.6 million in assets, composed of cash, cash equivalents and mutual fund investments. The liability for retiree benefits exceeds the value of assets reserved for such purposes by $43.4 million. The estimated present value of retiree benefit obligations for all participants in the Enron Corp. Medical Plan for Inactives is approximately $139 million, as of December 31, 2002. Other than the assets of the trust, all such benefit obligations are unfunded.

                  d. PENSION BENEFITS/PENSION BENEFIT GUARANTY CORPORATION. The Debtors and their affiliates are contributing sponsors to, or are members of a contributing sponsor's controlled group of the Pension Plans. The Pension Plans are tax-qualified defined benefit pension plans covered by and subject to Title IV of the ERISA. PBGC administers the termination insurance program under Title IV of ERISA.

                  PBGC has filed 31 proofs of claim in the Chapter 11 Cases. The claims are duplicative in nature because liability under Title IV of ERISA may be joint and several in nature and may apply to more than one of the Debtors and their affiliates, including non-Debtors. Twenty-one (21) of the PBGC's claims represent unliquidated claims for PBGC insurance premiums and claims for due but unpaid minimum funding contributions under section 412(a) of the IRC. The Debtors are current on their PBGC premiums and their contributions to the Pension Plans. Therefore, the Debtors value these claims at $0. Additionally, PBGC has filed 10 proofs of claim for unfunded benefit liabilities. As of June 30, 2003, the claims for unfunded benefit liabilities assert a liability of $305.5 million. On October 20, 2003, PBGC filed five amended proofs of claim for unfunded benefit liabilities under the Pension Plans asserting an aggregate liability of $424.1 million (including approximately $352.3 million for the Enron Plan, $13.3 million for the EFS Pension Plan, $600,000 for the Garden State Pension Plan, $57.5 million for the Portland General Holdings Inc. Pension Plan and $400,000 for the San Juan Gas Pension Plan). In addition, PBGC has informally alleged that its claim for the unfunded benefit

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liabilities under the ENE Cash Balance Plan could increase by as much as 100%.
If the Pension Plans are terminated by the PBGC during the Chapter 11 Cases, PBGC's claims may mature against the Debtors' estates. Except as otherwise provided in the Plan, on the Effective Date, each of the Debtors, the Reorganized Debtors or their non-debtor affiliates that sponsor one of the Pension Plans may assume such Pension Plan for the duration of the period for which the Debtors, the Reorganized Debtors or their non-debtor affiliates, as applicable, have obligated themselves to provide such benefits. In addition, the Debtors, the Reorganized Debtors and their non-debtor affiliates may seek to amend, modify, or terminate any of the foregoing Pension Plans. Moreover, ENE has previously announced its intent to seek authority from the Bankruptcy Court to provide additional funding contributions to the ENE Cash Balance Plan and to terminate the ENE Cash Balance Plan in a `standard termination' within the meaning of ERISA section 1341. Such a termination would satisfy the obligations of ENE and its affiliates under the ENE Cash Balance Plan, and the PBGC's claims in respect of the ENE Cash Balance Plan would not mature.

                  e. OTHER SEVERANCE BENEFIT PAYMENTS; SEVERANCE LITIGATION. Pursuant to the Debtors' motion for authorization to pay prepetition employee compensation, benefits, reimbursable business expenses and related administrative costs, dated December 3, 2001, as amended by order of the Bankruptcy Court, dated January 15, 2002, the Debtors made payments of up to $4,500 to approximately 4,200 of their employees who were severed in December 2001, and an additional hardship payment of $1,178 to each eligible former employee. The Debtors' total payment to former employees pursuant to the foregoing was approximately $24 million. Employees of certain of the Debtors were not eligible for payments pursuant to the foregoing and received payments totaling approximately $462,000.

                  On February 14, 2002, a group of the Debtors' former employees filed a motion in the Bankruptcy Court seeking, among other things, severance pay in accordance with the Debtors' prepetition severance pay plan (one week of base pay for each full or partial year of employment plus one week of base pay for each $10,000, or fraction thereof, of base pay, the total of which was eligible for doubling in exchange for execution of a general release). The Debtors and the Creditors' Committee objected to the motion. Following the objection, the Debtors, the Creditors' Committee, the Employee Committee, and representatives from the Rainbow/PUSH Coalition and the AFL-CIO successfully negotiated additional severance payments and entered into the Severance Settlement for certain former employees who were discharged in the period between December 3, 2001 and February 28, 2002, as well as certain employees who were discharged in 2001 but prior to the Initial Petition Date.

                  On August 28, 2002, the Bankruptcy Court approved the Severance Settlement. Under the terms of the Severance Settlement, former employees who "opted-in" to the Severance Settlement are eligible to receive severance as calculated by the formula used in the prepetition severance pay plan up to a maximum of $13,500 in additional severance (less payments included in the $24 million previously distributed). In exchange for such payment, former employees were required to waive any termination related employment claims against the Debtors. The Severance Settlement also authorized the Employee Committee to investigate and attempt to recover Employee Prepetition Stay Bonus Payments made to certain former employees. The proceeds from such litigation would be distributed to former employees who opted into the severance settlement.

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

                  Former employees who elected not to participate in the Severance Settlement and "opted out" were permitted to pursue their claims for employment termination payments separately in the Bankruptcy Court. The Debtors and the Creditors' Committee moved to estimate the administrative expense liabilities owed to such opt-out severance claimants. The estimation proceedings required any opt-out claimants to submit an estimation response form to the Debtors detailing the facts and circumstances regarding termination of employment. Each opt-out claimant was then given the right to argue his or her claim in the Bankruptcy Court. On October 4, 2002, the Bankruptcy Court issued an "Estimation Order" regarding these opt-out claimants, which places the claimants into one of five different categories based upon their circumstances, and awarded administrative expenses in amounts ranging from 0% to 30% of the face amount of their claims.

                  Opt-out claimants whose claims were not filed by the deadline were not entitled to any additional administrative expenses other than the prior payments. In addition, for several opt-out claimants, the amount of administrative expense liabilities for termination was fixed and liquidated, but the claims have not been allowed due to other objections to allowance raised by the Debtors and the Creditors' Committee. The dates of commencement and termination of employment of the opt-out claimants and their benefit to the Debtors' estates may impact their likelihood of receiving a distribution on their claims.

                  f. PAYMENT OF RETENTION BONUSES AND PROSECUTION OF CERTAIN PREFERENCE ACTIONS. Pursuant to the Severance Settlement, the Debtors have assigned to the Employee Committee the Severance Settlement Fund Litigation. The net proceeds, if any, to be realized from the Severance Settlement Fund Litigation will be distributed in accordance with the Severance Settlement. Any payments received by any employee will be calculated for purposes of determining recoveries on account of Allowed General Unsecured Claims in accordance with Section 7.5 of the Plan.

                  The Severance Settlement Fund Litigation involves the payment of Employee Prepetition Stay Bonus Payments in November 2001, totaling approximately $105 million. The bonuses were paid to approximately 585 employees. As described more fully above, during 2002, the Debtors filed motions with the Bankruptcy Court seeking to provide retention incentives to certain employees through a waiver of preference and fraudulent conveyance claims related to the Employee Prepetition Stay Bonus Payments. In exchange, such individuals would be required to release certain claims against the Debtors. In August 2002, the Bankruptcy Court granted the motion with respect to current employees who did not hold officer level positions at the time of bankruptcy, and has reserved ruling on the remainder of the relief requested. With respect to recipients against whom any avoidance claims were assigned to the ERIC as part of the Severance Settlement, the Employee Committee has issued demands and commenced litigation seeking repayment, including, without limitation, those claims and causes of action which are the subject of the litigation styled: (a) Theresa A. Allen, et al. v. Official Employment-Related Issues Committee, Enron Corp., Enron North America Corp.; Enron Net Works, L.L.C., Adversary Proceeding No. 03-02084-AJG, which was dismissed by the Bankruptcy Court, (b) Official Employment-Related Issues Committee of Enron Corp., et al. v. John D. Arnold, et al., Adversary Proceeding No. 03-3522, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (c) Official Employment-Related Issues Committee of Enron Corp., et al. v. James B. Fallon, et al., Adversary Proceeding No. 03-3496,

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

currently pending in the United States Bankruptcy Court for the Southern District of Texas, (d) Official Employment-Related Issues Committee of Enron Corp., et al. v. Jeffrey McMahon, Adversary Proceeding No. 03-3598, currently pending in the United States Bankruptcy Court for the Southern District of Texas, and (e) Official Employment-Related Issues Committee of Enron Corp., et al. v. John J. Lavorato, et al., Adversary No. 03-3721, currently pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

                  On May 16, 2003, the Employee Committee filed a motion seeking an expansion of its authority to pursue the Deferred Compensation Litigation. On September 23, 2003, the Bankruptcy Court granted the motion of ENE and Expat Services seeking approval of settlements of avoidance actions related to such accelerated distributions with current and former employees and an expansion of the Employee Committee's authority to settle and/or litigate avoidance action claims related to such accelerated distributions for recipients who did not enter into settlement agreements with ENE by October 31, 2003. Pursuant to the motion, ENE and Expat Services have offered settlements to current employees in exchange for the repayment of 40% of the accelerated distributions. In addition, the Debtors have offered settlement agreements to former employees whose employment was terminated involuntarily, and without cause, following the Initial Petition Date, in exchange for the repayment of between 45% and 85% of the accelerated distributions, depending upon the date of termination of employment. The Employee Committee will offer settlement agreements to former employees who were not employed as of the Initial Petition Date, who voluntarily terminated their employment with the Debtors, or whose employment was involuntarily terminated for cause, in exchange for the repayment of 90% of the accelerated distributions. In the event that any recipient of an accelerated distribution fails to settle the claim or to fulfill the terms of the settlement, the Employee Committee is authorized to litigate with such recipient for the full amount of the accelerated distribution. To the extent funds are recovered either through the settlement of claims or litigation, the funds will be held by the Debtors until further order of the Bankruptcy Court, and shall thereafter be distributed in accordance with the terms of the Plan or such Bankruptcy Court order.

                  The estates continue to analyze whether and to what extent avoidance action or other litigation should be brought against former employees of the Debtors and their affiliates.

         9.       RETENTION OF PROFESSIONALS

                  On April 4, 2002, the Bankruptcy Court entered an order (as modified on October 24, 2002 and May 29, 2003) authorizing the Debtors to enter into an agreement to employ Stephen Forbes Cooper, LLC(32) as an independent contractor to provide management services for the Debtors, effective as of January 28, 2002. The October 24, 2002 order authorized the expanded employment of Stephen Forbes Cooper, LLC, effective as of September 1, 2002. The expansion of the employment of Stephen Forbes Cooper, LLC allowed the Debtors to utilize up to fifteen additional Associate Directors of Restructuring, provided by Stephen Forbes Cooper,

---------------------
(32) Stephen Forbes Cooper, LLC is an affiliate of Kroll Zolfo Cooper LLC, f/k/a Zolfo Cooper, LLC. Kroll Zolfo Cooper LLC has been acquired by Kroll, Inc.

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

LLC on terms set out in the employment agreement. The May 29, 2003 order authorized the expansion of the scope of retention of Stephen Forbes Cooper, LLC to permit them to render services in connection with potential litigation involving the Debtors and any current or former clients and entities that are investors of the equity fund controlled by Stephen Cooper. However, (a) such services must be performed at the request of a joint task force by the Debtors and the Creditors' Committee to pursue litigation and/or settlement in respect of such entities, (b) any proposed settlement must be provided to the non-conflicted members of the Creditors' Committee before any settlement agreements are signed and (c) the ENE Examiner and other parties in interest must have standing to be heard on the settlement. The joint task force shall be composed of representatives of the Creditors Committee, the Debtors and their respective professionals. All compensation and reimbursement due to Stephen Forbes Cooper, LLC is treated as an Allowed Administrative Expense Claim and is paid in accordance with the employment agreement between the parties rather than pursuant to the Bankruptcy Court order governing compensation and reimbursement of Chapter 11 Professionals.

                  On January 30, 2002, the Bankruptcy Court entered a final order retaining WGM as the Debtors' lead bankruptcy counsel effective as of the Initial Petition Date. The Debtors have also retained, among others, the following firms: (a) Togut, Segal & Segal, LLP as co-bankruptcy counsel; (b) Skadden, Arps, Slate, Meagher & Flom LLP as special counsel; (c) Andrews & Kurth, L.L.P. as special counsel; (d) LeBoeuf, Lamb, Greene & MacRae L.L.P. as special counsel; (e) Cadwalader, Wickersham & Taft LLP as counsel; (f) Goodin, MacBride, Squeri, Ritchie & Day, LLP as special counsel; (g) Fergus, a Law Firm, and Gary S. Fergus as special regulatory counsel; (h) Susman Godfrey L.L.P. as class action defense counsel; (i) Miller Thomson LLP as special counsel; (j) Kelley Drye & Warren LLP as special regulatory counsel (later converted to ordinary course professional status); (k) PwC US, effective as of August 31, 2002 as financial advisors; (l) FTI Consulting, Inc. as successor-in-interest to the business recovery services practices of PwC US, effective as of December 21, 2002, as financial advisors; (m) Blackstone as financial advisors; (n) Batchelder & Partners, Inc. (n/k/a Relational Advisors LLC) as financial advisors; (o) Venable Baetjer & Howard as special counsel; and (p) Arnold & Porter as special counsel. In addition, as of September 10, 2003, the Debtors have retained approximately 224 ordinary course professionals.

                  The Debtors are also responsible for paying the fees of certain other professionals who represent various of the Debtors' employees who are witnesses in various governmental investigations. Several of the Bankruptcy Court orders authorizing the retention of these professionals are currently on appeal.

                  Finally, the Debtors retained Wilmer, Cutler & Pickering, as special counsel to the Powers Committee, and to represent the Debtors in the litigation styled Enron Power Marketing v. FERC, U.S. Supreme Court, Docket No. 00-809.

         10.      RECONSTITUTION OF THE BOARD OF DIRECTORS

                  As of the Initial Petition Date, the Board was comprised of Robert A. Belfer, Norman P. Blake, Jr., Ronnie C. Chan, John H. Duncan, Wendy L. Gramm, Robert K. Jaedicke, Kenneth L. Lay, Charles A. LeMaistre, John Mendelsohn, Paulo V. Ferraz Pereira, William Powers, Jr., Frank Savage, Raymond
S. Troubh, John Wakeham, and Herbert S. Winokur, Jr.

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

Thereafter, effective February 4, 2002, Kenneth L. Lay resigned from the Board, and on February 12, 2002, the Board (a) approved a reduction in the number of Board members to nine, effective on March 14, 2002, and (b) approved the resignation of six members--Messrs. Chan, Duncan, Jaedicke, LeMaistre, Ferraz Pereira, and Wakeham, also effective March 14, 2002. On February 14, 2002, Mr. Powers resigned from the Board. On March 14, 2002 the Board reaffirmed the foregoing actions. On March 21, 2002, Mr. Blake was elected as interim chairman of the Board.

                  In February 2002, the Board stated its objective to reconstitute the Board in an orderly manner to a board composed of a majority of new independent directors. In furtherance of this objective, in February 2002, the Board established a protocol with the Creditors' Committee to provide for the Creditors' Committee to review and interview candidates for Board membership prior to election of any candidates by the Board. Subsequently, the Board engaged in an extensive process to identify and consider highly qualified candidates as prospective members of the Board representing a range of talents, expertise and experience to benefit ENE. The Board's process included input from a number of sources, including the Creditors' Committee.

                  On May 30, 2002, the Board elected two new independent directors, John W. Ballantine and Corbin A. McNeill, Jr. On the same day, the Board agreed to accept the resignations of Messrs. Savage and Mendelsohn. On June 6, 2002, the Board announced additional steps in furthering the planned transition of the membership of the Board to one composed of a majority of new, independent directors and, preferably, composed entirely of new independent directors. On such date, the Board recognized that the four remaining long-standing directors--Messrs. Belfer, Blake, and Winokur, and Dr. Gramm--had submitted their resignations as directors, to be effective at the close of business on the same day. The Board also elected Mr. Troubh as interim Chairman of the Board on such date and expressed support for the election of three additional directors under consideration for election. The Board also acted to modify the number of director seats comprising the Board to a variable number to be determined by the maximum number of seats that would allow a quorum to be filled by the attendance of all elected directors, so long as the total number of director seats is nine or fewer total seats. On July 25, 2002, the Board elected another new, independent director, Ron W. Haddock, resulting in a board comprised of four directors. On such date, the Board also acted to define the number of director seats comprising the Board to five seats.

         11.      CREATION OF INTERNAL COMMITTEES FOR REVIEW AND OVERSIGHT

                  a. CASH MANAGEMENT COMMITTEE. The Cash Management Committee consists of (i) its chairperson, the Managing Director of Corporate Services of ENE, (ii) a Managing Director and Deputy Treasurer of ENE, (iii) the Managing Director of RAC, (iv) a representative of the ENE Accounting Department, (v) a representative of the ENE Tax Department, (vi) a representative of the ENE Legal Department, and (vii) a representative of Kroll Zolfo Cooper. Representatives of the ENA Examiner, the ENA Accounting Department, and Ernst & Young (financial advisors to the Creditors' Committee) also attend all Cash Management Committee meetings.

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

                  All postpetition disbursements require Cash Management Committee approval. Transactions not in the ordinary course of business and in excess of $500,000 require the approval of the BTRC as well.

                  b. BANKRUPTCY TRANSACTION REVIEW COMMITTEE. The BTRC was formed in January 2002 to provide a means for all non-ordinary course transactions, e.g., divestitures, settlements, and investments, and certain ordinary course transactions, including financings, of all Debtor and non-Debtor companies to be reviewed by a cross-disciplinary group of ENE and Kroll Zolfo Cooper employees, as well as the Debtors' legal and financial advisors. In addition, these meetings are monitored by the Creditors' Committee's legal and financial advisors and the ENA Examiner. All non-ordinary course transactions in excess of $500,000 are required to be reviewed and approved by the BTRC prior to any Debtor or non-Debtor entity entering into the transaction. Final internal approval, however, is not granted by the BTRC, but via a RAC Deal Approval Sheet executed by certain officers of the entity seeking authority to enter into the transaction, as well as, in some instances, senior management and the Board, as required by the ENE Risk Management Policy approved by the Board.

                  Since its formation, the scope of the BTRC has expanded as a result of certain orders of the Bankruptcy Court. The BTRC is presently required to approve all settlement transactions completed under the Wholesale Protocol and all assets sales executed pursuant to the De Minimis Asset Sale Order. Refer to Section IV.B., "Settlements and Asset Liquidations" for further information.

b.       SETTLEMENTS AND ASSET LIQUIDATIONS

         1.       RESOLUTION OF THE WHOLESALE TRADING BOOK

                  After the commencement of these chapter 11 cases, the Wholesale Services Debtors and certain of their non-Debtor Wholesale Services affiliates had a significant number of non-terminated and terminated positions arising out of physical and financial contracts relating to numerous commodities, including, but not limited to, power, natural gas, interest rates and currencies, crude oil, liquid fuels, coal, pulp and paper, freight, steel, metals, lumber, and weather. The Wholesale Services Debtors and their non-Debtor affiliates evaluated these contracts and have undertaken efforts to perform, sell, or settle these positions.

                  The table below describes cash collections of the Wholesale Services Debtors and their affiliates between the Initial Petition Date and October 31, 2003, and adversary proceeding litigation in Bankruptcy Court of the Wholesale Services Debtors and their affiliates.

$ in millions

WHOLESALE TRADING BOOK CASH COLLECTIONS FROM INITIAL PETITION DATE TO 10/31/03

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

                                                                Amount          Number of
                                                               Collected   Counterparty Groups
                                                               ---------   -------------------
Terminated Contracts                                           $   1,317           201
Non-Terminated Contracts

                             Performed (net of cost of sales)  $   1,091         1,390(1)
                             Settled/Sold                      $     593           172

Total Cash Collected to Date                                   $   3,001         1,763

ADVERSARY LITIGATION PROCEEDINGS FILED IN BANKRUPTCY COURT

Total number of Proceedings with Trading Book Counterparties                        62

Gross Value Sought in Complaint/Mediation                      $ 2,195(2)

Includes: Gas, Power, EGM, EIM, Europe, Canada
Excludes: EBS

(1) Count reflects counterparties billed for services at least once postpetition and reflects historical AR collections from performance prior to bankruptcy.

(2)      Recoveries under these proceedings cannot be assured.

                  a. SAFE-HARBOR AGREEMENTS. Prior to the commencement of the Chapter 11 Cases, certain of the Wholesale Services Debtors entered into thousands of Safe-Harbor Agreements. Several safe-harbor provisions of the Bankruptcy Code (sections 555, 556, 559, or 560), to the extent applicable, render enforceable contractual rights to liquidate or terminate Safe-Harbor Agreements based on the bankruptcy or financial condition of the Wholesale Services Debtors. Other safe-harbor provisions exempt specified setoffs under or in connection with Safe-Harbor Agreements from the automatic stay provided under section 362(a) of the Bankruptcy Code. Absent these safe-harbor provisions, the counterparties would be barred under the Bankruptcy Code from terminating these contracts due to the bankruptcy or financial condition of the Wholesale Services Debtors, and would be stayed from exercising their rights of setoff and their rights to realize on collateral.

                  The Wholesale Services Debtors' commencement of the Chapter 11 Cases constituted an early termination event under some of the Safe-Harbor Agreements, giving rise to the right of the counterparties to terminate such agreements (or in some instances, to an automatic termination of such agreements) and to determine the amount of termination payments payable by or to certain of the Wholesale Services Debtors. Immediately prior to and since the commencement of these cases, many Safe-Harbor Agreements have been terminated. In certain instances, where a counterparty has not terminated an agreement, and has itself defaulted under the agreement, a Wholesale Services Debtor has noticed an early termination.

                  The Wholesale Services Debtors also had a number of physical and financial Safe-Harbor Agreements that were not terminated and were "in-the-money" to the Wholesale Services Debtors, and therefore required performance by the Wholesale Services Debtors to realize the "in-the-money" value. In certain instances, the Wholesale Services Debtors continued to perform through the relevant contract term, negotiated a settlement, or sold the contract to a third party. The Wholesale Services Debtors have now successfully exited substantially all of their performing, non-terminated, "in-the-money" physical and financial Safe-Harbor Agreements.

                  b. DESCRIPTION OF WHOLESALE PROTOCOL. Under the authority granted by Bankruptcy Rule 9019, the Wholesale Services Debtors and the Creditors' Committee negotiated, and on May 30, 2002, the Bankruptcy Court approved, the Wholesale Protocol. The purpose of the Wholesale Protocol is to expedite the approval process for settlements related to terminated Safe-Harbor Agreements.

                  The Wholesale Protocol creates two categories of settlements for terminated Safe-Harbor Agreements. The first category consists of Safe-Harbor Agreements involving values that exceed certain defined thresholds, settlements with affiliates of the Wholesale Services Debtors, and settlements involving more than one party on either side of the settlement. For settlements in this category, the Wholesale Services Debtors are not permitted to execute a settlement agreement with the counterparty without 10 business days' prior notice to the Creditors' Committee. In addition, the Wholesale Protocol prescribes certain information concerning the proposed settlement that must be included in the Wholesale Services Debtors' notice. Where the Creditors' Committee approves a proposed settlement in this category, the Wholesale Services Debtors may file with the Bankruptcy Court a motion for approval of the settlement.

                  The second category consists of settlements of terminated Safe-Harbor Agreements that do not fall within the first category. The Wholesale Protocol requires the Wholesale Services Debtors to provide weekly notice of these settlements to the Creditors' Committee. The Creditors' Committee has 5 business days to object to the settlement or to request more detailed information on it. Where the Creditors' Committee does not object to a proposed settlement in this second category, or does not request more detailed information on it, during the 5 business-day period, the Wholesale Services Debtors may then file a notice of the settlement with the Bankruptcy Court. Unless an objection is filed and served within 5 business days after the notice is filed and notice of such objection is served upon the appropriate parties, the Wholesale Services Debtors are authorized to consummate the proposed settlement, and the parties receiving notice of the proposed settlement shall be deemed to have consented to it.

                  Under the Wholesale Protocol, if the Creditors' Committee objects to a settlement in either category, or fails to approve a settlement in the first category, the Wholesale Services Debtors may not seek Bankruptcy Court approval of the proposed settlement under the procedures provided in the Wholesale Protocol, but instead may seek such approval of the proposed settlement upon notice and a hearing in accordance with Bankruptcy Rule 9019 and the Case Management Order. Settlements entered into only by non-Debtor Wholesale Services affiliates are submitted for Creditors' Committee review as if they were in the second category, but such settlements are not submitted to the Bankruptcy Court.

                  On July 15, 2003, the Bankruptcy Court approved an order amending the Wholesale Protocol. The amendments, among other things, (1) permit rejected and expired Safe-Harbor Agreements to be settled under the Wholesale Protocol, (2) change the value thresholds for the first category of settlements, and (3) modify the Bankruptcy Court approval process for settlements that involve more than one party on either side of the settlement, but that do not meet the amended value thresholds for the first category of settlements.

                  c. IMPLEMENTATION OF WHOLESALE PROTOCOL. Through the use of the Wholesale Protocol, the Wholesale Services Debtors have filed, and obtained the approval of the Bankruptcy Court to enter into, numerous settlement agreements with terminated Safe-Harbor Agreement counterparties. Through October 31, 2003, through the use of the Wholesale Protocol, or otherwise with the approval of the Bankruptcy Court as to the Wholesale Services Debtors only, the Wholesale Services Debtors and the non-Debtor Wholesale Services affiliates have entered into 201 settlements of Safe-Harbor Agreement counterparties, resulting in recoveries in the aggregate amount of approximately $1.317 billion for the Wholesale Services Debtors and their non-Debtor Wholesale Services Affiliates. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 10/31/03" in Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

                  Since the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates have other terminated Safe-Harbor Agreements with multiple other counterparties under which there is embedded value owing to the Wholesale Services Debtors and their non-Debtor Wholesale Service affiliates and which have not yet settled, the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates continue their settlement efforts utilizing the Wholesale Protocol or other Bankruptcy Court-approved processes as appropriate. Refer to Section IV.B.1., "Estate Management And Liquidation" for further information.

                  d. REALIZED VALUE FROM DEBTORS' PERFORMANCE OF NON-TERMINATED WHOLESALE CONTRACTS, DISPOSITION OF INVENTORIES, AND COLLECTION OF ACCOUNTS RECEIVABLE. Since the Initial Petition Date, the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates have realized (net of their costs) approximately $1.091 billion from (i) their postpetition or other performance under commodity sale contracts that have remained "live" (e.g., not terminated or expired) after the Initial Petition Date, (ii) the sale of commodity inventories, and (iii) the collection of prepetition accounts receivable. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 10/31/03" in Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

                  e. SETTLEMENTS AND SALES OF NON-TERMINATED SAFE-HARBOR AGREEMENTS. The Wholesale Services Debtors have (i) settled certain of their non-terminated Safe-Harbor Agreements (which are not eligible for settlement under the Wholesale Protocol) with counterparties pursuant to Bankruptcy Court approval and (ii) sold certain non-terminated Safe-Harbor Agreements to third parties pursuant to Bankruptcy Court-approved auction processes. Through October 31, 2003, the Wholesale Services Debtors and their non-Debtor Wholesale Services Affiliates have received a total of approximately $593 million from these settlements and auction sales. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 10/31/03" in Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

                  f. LITIGATION. To the extent settlements cannot be reached, the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates may file (and have, in some cases, already filed) adversary proceedings against counterparties in the Bankruptcy Court or may take other appropriate legal action to recover the embedded value of the contracts. Refer to Table, "Wholesale Trading Book Cash Collections from Initial Petition Date to 10/31/03" in above Section IV.B.1., "Resolution of the Wholesale Trading Book" and Section IV.C.1.,

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

"Pending Litigation" for further information about the pending adversary proceedings involving the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates in connection with the trading book, the gross dollar amount being sought by the Wholesale Services Debtors thereunder, certain claims made by Debtors and counterclaims made by counterparties. Each of the pending adversary proceedings involving one or more of the Wholesale Services Debtors and their non-Debtor Wholesale Services affiliates are more fully described in Section IV.C.1., "Pending Litigation". It should be noted that the recoveries under these proceedings or proceedings subsequently brought against counterparties cannot be assured, and are subject to potential counterclaims and defenses of the counterparties some of which are listed in Section IV.C.1., "Pending Litigation".

         2.       RETAIL CONTRACT SETTLEMENTS

                  After the commencement of these Chapter 11 Cases, the Retail Services Debtors and their non-Debtor Retail Services affiliates had a significant number of open and terminated positions arising out of physical and financial contracts with retail and other customers relating to the purchase and sale of natural gas and electricity, as well as energy outsourcing and other contracts. The Debtors evaluated these contracts and have undertaken efforts to perform, sell, settle, or reject these positions. With respect to these settlements, pursuant to Bankruptcy Rule 9019, through October 31, 2003, the Debtors have sought and obtained the Bankruptcy Court's approval of approximately 72 settlement agreements relating to Retail Contracts.

                  The table below describes cash collection of the Retail Services Debtors and their affiliates between the Initial Petition Date and October 31, 2003, and adversary proceeding litigation of the Retail Services Debtors and their affiliates in the Bankruptcy Court.

RETAIL TRADING BOOK CASH COLLECTIONS FROM INITIAL PETITION DATE TO 10/31/03 ($ IN MILLIONS)

                                                                                      Number of
                                                                          Amount    Counterparty
                                                                        Collected      Groups
                                                                        ---------   -------------
Terminated Contracts                                                    $      19        17

Non-Terminated Contracts

                              Performed (net of cost of sales)          $     444   Approx. 9000(1)
                              Settled/Sold                              $     330       752

TOTAL CASH COLLECTED TO DATE                                            $     793

ADVERSARY PROCEEDINGS LITIGATION IN BANKRUPTCY COURT ($ IN MILLIONS)

Total number of Proceedings with Retail Trading Book Counterparties             1


RETAIL TRADING BOOK CASH COLLECTIONS FROM INITIAL PETITION DATE TO 10/31/03 ($ IN MILLIONS)

                                                                                      Number of
                                                                          Amount    Counterparty
                                                                        Collected      Groups
                                                                        ---------   -------------
Gross Value Sought(2)                                                   $      12

(1) Count reflects counterparties billed for services at least once postpetition as well as accounts receivable collections from historical performance prior to the Initial Petition Date.

(2)      Recoveries under these proceedings cannot be assured.

                  a. RETAIL CONTRACTS. Prior to the commencement of the Chapter 11 Cases, certain of the Retail Services Debtors entered into thousands of Retail Contracts. Since the Initial Petition Date, many Retail Contracts have been terminated, rejected, or assumed and assigned under section 365 of the Bankruptcy Code. There are substantial amounts outstanding under many of the Retail Contracts, which amounts include primarily accounts receivable and, in some cases, termination payments due to the Retail Services Debtors' estates. The Retail Services Debtors' commencement of the Chapter 11 Cases constituted an early termination event under some of the Retail Contracts, which may give rise to the right of the counterparties to terminate such agreements and to determine the amount of termination payable by or to the Retail Services Debtors. Since the commencement of these Chapter 11 Cases, many counterparties have, accordingly, purported to terminate Retail Contracts. While the applicability of the safe-harbor provisions of the Bankruptcy Code to the Retail Contracts is less certain than their applicability to wholesale contracts, the Retail Services Debtors determined in many instances not to contest the terminations.

                  The Retail Services Debtors also had a number of Retail Contracts that were not terminated and were "in-the-money" to the Retail Services Debtors, and therefore required performance by the Retail Services Debtors to realize the "in-the-money" value. In certain instances, the Retail Services Debtors continued to perform through the relevant contract term, negotiated a settlement, sold the contract to a third party, or, if the continued performance was not in the best interests of the relevant Debtor, rejected the contract. The Retail Services Debtors have now successfully exited substantially all of their performing, non-terminated, "in-the-money" Retail Contracts.

                  b. DESCRIPTION OF RETAIL PROTOCOL. The Retail Services Debtors and the Creditors' Committee negotiated the Retail Protocol that allowed the Retail Services Debtors to obtain expedited Bankruptcy Court approval of settlements with counterparties on amounts due under the Retail Contracts. The Bankruptcy Court approved the Retail Protocol on October 7, 2002.

                  Specifically, the Retail Protocol creates two categories of settlements, depending on the accounts receivable outstanding under the contract and other amounts (e.g., termination payments) that may have been payable to the Retail Services Debtors as part of the settlement. The first category includes the settlement of Retail Contracts with the Retail Services Debtors involving values that exceed certain defined thresholds. The Retail Protocol permits the Retail Services Debtors to file a motion under Bankruptcy Rule 9019 to settle these contracts using expedited notice procedures. The second category of settlements includes those that fall below the defined value thresholds. The Retail Protocol allows the Retail Services Debtors to provide weekly notice of these settlements to the Creditors' Committee and to seek Bankruptcy Court approval of these settlements by filing a notice but without filing a formal motion with the Bankruptcy Court.

                  c. IMPLEMENTATION OF RETAIL PROTOCOL. Through the use of the Retail Protocol, the Retail Services Debtors have filed and obtained Bankruptcy Court approval to enter into numerous settlement agreements with retail customers. Through October 31, 2003, as approved by the Bankruptcy Court through use of the Retail Protocol or otherwise, the Retail Services Debtors have entered into 17 settlements with counterparties, resulting in recoveries in the aggregate amount of approximately $19 million for the Retail Services Debtors. Refer to Table, "Retail Trading Book Cash Collections from Initial Petition Date to 10/31/03" in Section IV.B.2.a., "Retail Contracts" for further information.

                  Because the Retail Services Debtors have other Retail Contracts with multiple other counterparties under which there is embedded value owing to the Retail Services Debtors and their non-Debtor Retail Services affiliates and which have not yet settled, the Retail Services Debtors and their non-Debtor Retail Services affiliates continue their settlement efforts utilizing the Retail Protocol or other Bankruptcy Court-approved processes as appropriate.

                  d. SETTLEMENTS AND SALES OF RETAIL CONTRACTS. The Retail Services Debtors have (1) settled certain of their non-terminated Retail Contracts with counterparties pursuant to Bankruptcy Court approval and (2) sold certain non-terminated Retail Contracts to third parties pursuant to Bankruptcy Court-approved auction processes. Through October 31, 2003, the Retail Services Debtors have received proceeds of approximately $330 million from these settlements and auction sales. Refer to Table, "Retail Trading Book Cash Collections from Initial Petition Date to 10/31/03" in Section IV.B.2.a., "Retail Contracts" for further information.

                  e. REALIZED VALUE FROM RETAIL SERVICES DEBTORS' PERFORMANCE OF NON-TERMINATED RETAIL CONTRACTS, DISPOSITION OF INVENTORIES, AND COLLECTION OF ACCOUNTS RECEIVABLE. Since the Initial Petition Date, the Retail Services Debtors have realized (net of their costs) approximately $444 million in net proceeds from (i) their postpetition or other performance under retail commodity sale contracts that have remained "live" (e.g., not terminated or expired) after the Initial Petition Date, (ii) the sale of commodity inventories, and (iii) the collection of prepetition accounts receivable. Refer to Table, "Retail Trading Book Cash Collections from Initial Petition Date to 10/31/03" in Section IV.B.2.a., "Retail Contracts" for further information.

                  f. LITIGATION. To the extent settlements cannot be reached, the Retail Services Debtors and their non-Debtor Retail Services affiliates may file (and have, in one case, already filed) adversary proceedings against counterparties in the Bankruptcy Court or may take other appropriate legal action to recover the embedded value of the contracts. Refer to Table,

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

"Retail Trading Book Cash Collections from Initial Petition Date to 10/31/03" in
Section IV.B.2.a., "Retail Contracts" and Section IV.C.1., "Pending Litigation" for further information about the pending adversary proceeding involving the Retail Services Debtors and their non-Debtor Retail Services affiliates in connection with the trading book, the gross dollar amount being sought by the Retail Services Debtors thereunder, certain claims made by Debtors, and counterclaims made by counterparties. The pending adversary proceeding involving one or more of the Retail Services Debtors and their non-Debtor Wholesale Services affiliates is more fully described in Section IV.C.1., "Pending Litigation". It should be noted that the recoveries under this proceeding or proceedings subsequently brought against counterparties cannot be assured, and are subject to potential counterclaims and defenses of the counterparties some of which are listed in Section IV.C.1., "Pending Litigation".

         3.       SETTLED LITIGATION

                  Refer to Section IV.C.1., "Pending Litigation" for information relating to litigation that has been settled.

         4.       OTHER SETTLEMENTS

                  a. BROADBAND - GENERAL. The Debtors that are part of Broadband Services and their non-Debtor Broadband Services affiliates have also resolved disputes that have arisen in connection with business transactions in the Broadband industry including IRU agreements and collocation agreements, outstanding accounts receivable, and PRM. In the most significant of these settlements, EBS, Qwest, and related entities entered into a global settlement agreement that has been approved by the Bankruptcy Court. Prior to entering into the settlement, Qwest had placed approximately $150 million owed to EBS into an interest-bearing, segregated account. Under the terms of the settlement agreement, EBS received approximately $139 million and Qwest received approximately $11 million. As part of the settlement, EBS sold, transferred and/or assigned the assets and contracts necessary for Qwest to own and operate the Salt Lake City to New Orleans fiber optic route, as well as certain other telecommunications equipment.

                  b. DYNEGY MERGER AGREEMENT, RELATED LITIGATION, AND SETTLEMENT. On November 9, 2001, ENE, Dynegy and related entities entered into the Merger Agreement. Concurrently therewith, Dynegy and CGNN entered into an option agreement under which Dynegy Holdings contracted with CGNN for an option to purchase from CGNN all of the outstanding membership interests in MCTJ, the indirect parent of NNG. Dynegy also acquired 100% of the preferred stock of NNG for $1.5 billion.

                  On November 28, 2001, Dynegy gave ENE notice that Dynegy was terminating the Merger Agreement and, immediately thereafter, Dynegy Holdings gave notice to CGNN that Dynegy Holdings was exercising the option to purchase all of the outstanding membership interests of MCTJ. On the Initial Petition Date, ENE and certain of its affiliates filed a breach of contract action alleging that Dynegy and Dynegy Holdings breached the terms of the Merger Agreement and sought damages in excess of $10 billion. The closing of Dynegy Holdings' exercise of the option to purchase the interests of MCTJ included the payment of $23 million to CGNN and was effective February 1, 2002.

                  On August 15, 2002, the parties executed a mutual release and deposited with an escrow agent an executed joint motion for dismissal with prejudice and an executed agreed order of dismissal with prejudice seeking the dismissal of ENE's pending suit against Dynegy with prejudice. Concurrently with the execution of the mutual release, Dynegy delivered (i) $62.9 million previously held in escrow in connection with working capital related to the sale of MCTJ; and (ii) cash in the amount of $25 million into escrow, $10 million of which was released to ENE in September 2002 in connection with the Bankruptcy Court's approval of the mutual release and the remainder of which was released in May 2003 in connection with the entry of the final judgment dismissing ENE's lawsuit against Dynegy.

                  c. MITSUBISHI HEAVY INDUSTRIES. ENE received approval of a settlement agreement among ENE, certain of ENE's non-Debtor affiliates, MHI, and certain lenders, relating to disputes arising from certain purchase agreements for gas turbines and associated components. The settlement agreement provided, among other things, that (i) certain lenders would pay $6 million to MHI, which would be applied against the remaining purchase price for certain units, (ii) the parties would acknowledge that certain purchase agreements were validly cancelled, (iii) MHI would deliver certain unit components to subsidiaries of BPDT, (iv) MHI would credit BPDT $14,000,312 as payment for the balance due on certain units, (v) MHI would retain certain payments and work in progress, (vi) certain ENE guarantees would be terminated, (vii) MHI would have a right to a certain sliding sales commission to the extent it assisted in the marketing of certain turbines owned by ENE affiliates, and (viii) all parties would grant limited mutual releases.

                  d. STANDARD CHARTERED BANK. ENE received approval of a settlement agreement with SCB releasing and compromising certain claims held by ENE against SCB. Pursuant to the settlement, SCB will return $23,867,046 to ENE and retain $1,000,000 relating to certain previously drawn letters of credit and expenses, and retain $646,964 as cash collateral for two letters of credit that will continue to remain outstanding following the settlement. The settlement agreement resolves, without litigation, a preference action that ENE was preparing to commence against SCB to recover $25,514,000 that was deposited into a collateral account.

                  e. REDEMPTION OF SERVICECO SHARES. ENE, EESSH, EESO, EPSC, and EBS received approval to (i) consummate the redemption of certain outstanding shares of ServiceCo held by EESSH, (ii) provide an indemnification and certain releases to certain other redeeming ServiceCo stockholders and ServiceCo directors, and (iii) compromise and settle certain third-party litigation. Prior to the redemption transactions, ServiceCo was approximately 81.45% owned by EESSH. ServiceCo was formed in September 2001. Following the Initial Petition Date, litigation proceedings were commenced against ServiceCo by certain of its minority stockholders who contributed assets and/or cash in connection with the formation of ServiceCo, alleging that certain misrepresentations were made in connection with their original investment. ServiceCo's redemption of the capital stock held by these third-party investors settles these proceedings.

                  In connection with the formation of ServiceCo, certain of ServiceCo's minority stockholders contributed the shares of FieldCentrix to ServiceCo in exchange for ServiceCo shares and, prior to the redemption transaction, FieldCentrix was 98% owned by ServiceCo. Through the redemption transaction, ServiceCo returned the majority of FieldCentrix to the original contributing ServiceCo stockholders in exchange for their ServiceCo shares, with ServiceCo retaining a 20% preferred stock interest in FieldCentrix. The shares of ServiceCo capital stock held by the other third-party investors in ServiceCo are being redeemed for cash.

                  The approval provided, among other things, that any existing encumbrances that have been, could have been, or are in the future, asserted by PBGC, if any, are transferred and attach solely to (i) the purchase price paid by ServiceCo to EESSH for its redeemed ServiceCo shares and (ii) after their redemption by ServiceCo, to the redeemed shares of ServiceCo capital stock formerly held by its redeeming stockholders. In addition, ENE was authorized to provide a limited indemnification to the third-party redeeming ServiceCo stockholders for damages they may incur within the four-year period following the redemption transaction as a result of (i) ServiceCo or its subsidiaries being liable for taxes of ENE or its affiliates (other than ServiceCo and its subsidiaries) as a result of their having been included in ENE's consolidated tax group and (ii) claims for liability asserted by PBGC against ServiceCo or its subsidiaries as a result of being jointly and/or severally liable for obligations of ENE or its affiliates (other than ServiceCo and its subsidiaries) due to their status as members of ENE's controlled group under ERISA. The ENE indemnity is subject to an aggregate cap of approximately $24 million. Refer to
Section III.F.39., "Nile" for further information.

                  f. BRITISH ENERGY. The significant financial creditors of the British Energy Group, of which ECTEF is one, agreed on September 30, 2003 to a restructuring of certain of their claims against the British Energy Group. Consummation of the restructuring is subject to the satisfaction of a number of conditions, the most significant one of which is approval by the EU of the State Aid aspects of the restructuring. Upon consummation of the restructuring, in respect of its (pound)72 million claim, ECTEF will be entitled to receive: (i) (pound)20 million in principal amount of British Energy bonds, and (ii) between 6.63% and 6.8% of the equity of British Energy. Existing shareholders of British Energy will retain between 0% and 2.5% of the equity and may receive warrants to subscribe for an additional 5%. The warrants have a strike price based on an assumed (pound)550 million enterprise value. The distributions to creditors of newly issued bonds and newly issued equity is not expected to occur prior to September 30, 2004.

                  On February 14, 2003, certain of the British Energy Group's creditors agreed to standstill on their claims against the British Energy Group and signed a non-binding term sheet outlining the proposed restructuring. On May 8, 2003, the Bankruptcy Court entered an order authorizing ECTRIC, in its capacity as managing member of ECTEF, to compromise ECTEF's claim and negotiate the terms of the restructuring substantially in accordance with the February 14, 2003 agreements.

                  Barclays and ECTRIC are in discussions on sharing ratios for the distribution of the proceeds that the Cash VI Trust receives from the restructuring. Refer to III.F.9., "Cash VI" for additional information regarding the Cash VI Trust. British Energy has agreed to pay interest on ECTEF's (pound)72 million claim at 6% per annum until the earlier of consummation of the restructuring or termination of the standstill arrangements.

                  g. RIO PIEDRAS. Over 500 suits were filed in federal or local court in Puerto Rico on behalf of nearly 1,500 different plaintiffs against ENE, San Juan Gas, and/or their carriers and affiliates, along with several third parties, for personal injury (including emotional distress), property damage, and business interruption related to the November 21, 1996 explosion in or around the Humberto Vidal Building in the Rio Piedras District of San Juan, Puerto Rico. The total alleged damages exceeded $3 billion. As of December 2001, approximately 750 separate plaintiffs had not settled or been dismissed. Many moved to lift the automatic stay. An agreed order was entered on April 11, 2002, modifying the automatic stay for the sole purpose of effecting settlements, subject to a cap of $50 million for settlements, fees, and expenses. All such claims were subsequently resolved by private settlement, global settlement or dismissal without settlement for approximately $36 million, all of which has been reimbursed by the Debtors' insurance carriers. Orders have been entered in both the federal and state courts in Puerto Rico dismissing all plaintiffs' claims with prejudice, although both courts have retained jurisdiction for administrative purposes. Settlement documents or forfeiture orders have been effected for all but ten plaintiffs.

                  h. ANDERSEN WORLDWIDE. In March 2002, at the direction of the Bankruptcy Court and Judge Harmon of the United States District Court for the Southern District of Texas, the Debtors, the Creditors' Committee, and the plaintiffs in the Newby Action began mediation with representatives of Arthur Andersen and Andersen Worldwide Societe Cooperative, in an effort to reach a global settlement of claims against Arthur Andersen. Despite the best efforts of the parties, the mediation process did not succeed and was formally terminated on May 1, 2002. The Debtors and representatives of the Creditors' Committee continued to engage in settlement discussions with representatives of Arthur Andersen and the other Arthur Andersen-related entities and conducted due diligence concerning the nature and extent of potential claims and causes of action, if any, held by the Debtors' estates against foreign Arthur Andersen entities other than Arthur Andersen. The Debtors and the Creditors' Committee reached an agreement in principle with Andersen Worldwide (on behalf of itself and foreign Arthur Andersen entities) compromising and settling any claims the Debtors' estates may possess against such entities in exchange for a cash payment of $19.95 million. The parties signed a memorandum of understanding on or about August 30, 2002 setting forth the principle terms of the settlement reached with Andersen Worldwide, which was later memorialized in a formal settlement agreement. On July 11, 2003, the Bankruptcy Court entered an order approving the settlement agreement pursuant to Bankruptcy Rule 9019.

         5.       ASSET SALES

                  The Debtors, non-Debtor affiliates, and certain other related companies have completed a number of significant asset sales of non-core assets during the pendency of the Chapter 11 Cases, resulting in gross consideration to the Debtors' bankruptcy estates, non-Debtor affiliates, and certain other related companies aggregating approximately $3.6 billion. These asset sales have been completed by numerous Debtors, non-Debtor affiliates, and other related companies, and the sale proceeds have, in certain instances, been used to repay indebtedness or other claims, and may be further subjected to a variety of claims from related and unrelated parties. In many instances, proceeds from these sales are segregated, or in escrow accounts, and the distribution of such proceeds will require either consent of the Creditors' Committee or an order of the Bankruptcy Court.(33)

                  The table below sets forth the principal asset sales between the Initial Petition Date and October 31, 2003.(34) The table sets forth the sales price approved by the Bankruptcy Court for each transaction, which prices, in certain instances, have been and may continue to be subject to adjustments for the payment of certain items, including without limitation, commissions, break-up fees, professional fees, taxes, liens, working capital adjustments, indemnification claims, and other closing costs and disbursements. Sales transactions where prices exceeded $100 million are described below the table. Refer to Section IV.B.1.a., "Safe-Harbor Agreements" for further information about sales by Wholesale Services and Retail Services of Safe-Harbor Agreements, dispositions of inventories, and related assets.

                              PRINCIPAL ASSET SALES

                                                                                  Approx. Court-Approved
                        Asset Sales                                             Sales Price, if applicable
                        -----------                                             --------------------------
                                                                                     (in $ millions)
Trading Business (Natural Gas and Electric Power)                                          TBD
Azurix-Wessex (Water Utility)                                                              777
EOG Resources Shares                                                                       438
EOGIL                                                                                      350
Arcos Project Company and GE 9F Turbine Power Island Equipment                             329
Enron Wind (US and European Turbine Manufacturing Business)(1)                             325

(33) In addition to the asset sales set forth below, the Debtors have executed purchase agreements relating to CPS and Sithe. The CPS and Sithe sales have not yet been approved by the Bankruptcy Court and are subject to an auction process. There can be no guarantee as to the outcome of either process, nor can the Debtors guarantee that the Bankruptcy Court will approve the proposed sales.

(34) The Debtors intend to continue to seek Bankruptcy Court approval of proposed asset sales until the occurrence of the Effective Date.

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


                                                                                  Approx. Court-Approved
                    Asset Sales                                                 Sales Price, if applicable
                    -----------                                                 ---------------------------
                                                                                      (in $ millions)
EcoElectrica, L.P. (2)                                                                     177
Enron Wind Development Corp. (160 MW Power Project)                                        175
Mariner Energy (Falcon Corridor Offshore Assets) (3)                                       122
Enron Center South (Office Building)                                                       102
Asset Sales Below $100 million(4)                                                          790
                                                                                --------------------------
                                                                                          3,585
                                                                                ==========================

------------------

(1) The original Bankruptcy Court approved purchase price was reduced by $40 million at closing based on the adjustment mechanism within the purchase and sale agreement, and by an additional $75 million post-closing in accordance with the settlement agreement with purchaser as approved by the Bankruptcy Court on June 23, 2003. Refer to Section IV.B.5.f., "Enron Wind (US and European Turbine Manufacturing Business)" for further information.

(2) $48 million of the $177 million was paid directly to a General Electric entity at closing.

(3)      This sale did not require approval by the Bankruptcy Court.

(4) Excludes asset sales with Bankruptcy Court-approved sales prices or gross sales amounts under $1 million. Certain assets in this group were sold by non-Debtors and, therefore, may not have been subject to Bankruptcy Court approval. Includes collections on certain notes receivable. Receipt of proceeds on asset sales in this group may also be contingent upon the occurrence of certain events.

         a.       TRADING BUSINESS (NATURAL GAS AND ELECTRIC POWER)

                  (i)      SELLERS. ENE, ENA, ENW, and Enron Canada.

                  (ii)     PURCHASERS. UBS and UBS Warburg Energy (Canada) Ltd.

                  (iii) ASSETS. The sellers sold certain assets, and licensed other assets (including an exclusive license to certain proprietary technology), relating to the sellers' North American gas and electric power trading business. The parties have also provided various transition services.

                  (iv) CONSIDERATION. Enron Canada received at closing approximately CDN $6.5 million in cash from the purchasers. The remaining consideration payable to the sellers is in the form of royalty payments. Under the terms of the transaction, the sellers are to receive 33% of the adjusted pre-tax profits generated by the business for a defined period. The allocation of such royalty interest among the various sellers has not yet been determined and is subject to approval of the Bankruptcy Court. Since the closing of the transaction, the business has not produced sufficient profits to generate any royalty payments. There can be no assurance that this sale will generate any royalty payments for the benefit of the sellers.

                  (v) INDEMNIFICATIONS/HOLDBACKS. Pursuant to a series of call options granted by the sellers to the purchasers, the purchasers have the option to buy out the royalty interest beginning on January 1, 2005. The purchasers' call options may be exercised in three tranches, each representing a one-third reduction of the royalty interest. Only one call option

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

may be exercised in any two consecutive six-month periods. Beginning on the seventh anniversary of the closing date until the date ten years and three months from the closing date, if the purchasers have not exercised and closed two call options (or upon the eighth anniversary of the closing date, if the purchasers have not exercised three options), the sellers shall have the right to require the purchasers to do any of the following, at the purchasers' sole choice: (1) sell the business; (2) terminate the agreement; (3) provide a mechanism for securitizing the royalty stream; or (4) accelerate royalty payments into one lump sum.

                  The sellers and the purchasers received various indemnities from each other with respect to certain potential losses. All indemnities of the respective indemnifying party were limited in the aggregate to a maximum of $100 million. The indemnitors' indemnity exposure occurs only if the aggregate amount of indemnifiable losses exceeds $5 million, at which point the indemnitees are entitled to indemnification for all such losses that in aggregate exceed $2.5 million. Payments of indemnity by the sellers will be made only through setoffs made against the payment of the royalty interest. Subject to a variety of exceptions, indemnity claims with respect to breaches of representations and warranties had to be submitted on or prior to February 8, 2003. As of May 31, 2003, no indemnity claims have been sent or received by the sellers.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on January 22, 2002, and the sale closed on February 8, 2002.

         b.       AZURIX-WESSEX (WATER UTILITY)

                  (i) SELLER. Azurix Europe, which is indirectly owned by Azurix. EBWH, a wholly owned non-Debtor subsidiary of ENE, owns 33-1/3% of the voting shares of Azurix. Atlantic owns the remaining 66-2/3% of the voting shares of Azurix. ENE holds a 50% voting interest in Atlantic, as well as 100% of the cumulative preferred stock issued by Azurix. The remaining 50% voting interest in Atlantic is held by Marlin. Refer to Section III.F.36., "Marlin" for further information regarding Marlin.

                  (ii)     PURCHASER. YTL Utilities (UK) Limited.

                  (iii) ASSET. Wessex, the principal business of which was providing water supply and wastewater services in parts of southwestern England through Wessex Water Services Limited, a wholly owned subsidiary.

                  (iv) CONSIDERATION. The agreed sale price was approximately $777 million. As part of the transaction, Azurix Europe was required to repay a revolving credit facility and Azurix purchased substantially all of its remaining bonds. The remaining proceeds of approximately $6.2 million went to Azurix. The Bankruptcy Court approved the actions taken by the Enron-appointed directors in approving the sale of 100% of Azurix's interest in Wessex. There have been no post-closing purchase price adjustments.

                  (v)      INDEMNIFICATIONS/HOLDBACKS. None.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on May 6, 2002, and the sale closed on May 21, 2002.

         c. EOG RESOURCES SHARES. Refer to Section III.F.10., "Cerberus" for further information.

         d.       ENRON OIL & GAS INDIA LTD. (PRODUCTION SHARING CONTRACTS)

                  (i)      SELLER. EAH, an indirect subsidiary of ENE.

                  (ii)     PURCHASER. BG Energy Holdings Limited.

                  (iii) ASSETS. Producing oil and gas assets consisting of production sharing contracts with the government of India for the Panna/Mukta and Tapti offshore blocks.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $350 million, less amounts attributable to a working capital adjustment, services provided by Enron Global Exploration and Production, Inc. and EGEP Services, Inc., and any intercompany debt remaining at the time of closing.

                  (v) INDEMNIFICATIONS/HOLDBACKS. For twelve months following closing, EAH indemnified the purchaser against any preference or fraudulent conveyance claims related to the repayment by EOGIL of intercompany receivables for the twelve-month period preceding closing. This indemnity was for up to $74 million. EAH retained the rights to a contingent $12 million tax refund from the government of India relating to disputed allowances for foreign exchange losses. The assets were sold on an "as is, where is" basis. No indemnity claims were made by the purchaser.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on February 13, 2002, and the sale closed on March 31, 2002.

         e.       ARCOS PROJECT COMPANY AND GE 9F TURBINE POWER ISLAND EQUIPMENT

                  (i) SELLERS. SII Espana 2 B.V. and Woodlark, L.P. ENE is the sole shareholder of EPC and the sole member of Enron Europe. EPC and Enron Europe are the joint shareholders of ECT Europe. ECT Europe is the sole shareholder of SII Holdings B.V., which, in turn, is the sole shareholder of SII Espana 2 B.V., which was the sole shareholder of Arcos Project Company. Woodlark, L.P. is an indirect subsidiary of Whitewing LP. Refer to Section III.F.41., "Osprey/Whitewing" for further information regarding Osprey/Whitewing.

                  (ii)     PURCHASER. Iberdrola.

                  (iii) ASSETS. SII Espana 2 B.V.'s rights, title, and interest in and to the issued share capital of the Arcos Project Company and Woodlark, L.P.'s rights to and interest in the three GE 9F turbine power island equipment assets relating to the Arcos de la Frontera power plant.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $329 million. The sale proceeds are currently held in escrow pending further order of the court to determine, among other things, apportionment of the proceeds between the sellers.

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

                  (v) INDEMNIFICATIONS/HOLDBACKS. There were no post-closing purchase price adjustments, contingent payment obligations or indemnification obligations of the sellers. The assets were sold on an "as-is, where-is" basis.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on April 9, 2002, and the sale closed on April 18, 2002.

         f.       ENRON WIND (US AND EUROPEAN TURBINE MANUFACTURING BUSINESS)

                  (i) SELLERS. Enron Wind LLC; U.S. Asset Sellers: Enron Wind Energy Systems LLC, Enron Wind Systems, LLC, Enron Wind Constructors LLC, and Enron Wind Maintenance LLC. European Asset Sellers: Enron Wind Holding GmbH, Enron Wind Service GmbH, Enron Wind GmbH, Enron Wind de Espana SL, Tacke Energia Eolica S.L., Enron Wind Rotor Production B.V., Wind Holdings B.V., Enron Wind Overseas Development Ltd., Enron Wind Ireland Ltd., Enron Wind Denmark ApS, Vindkraftbolaget Utgrunden Aktiebolag, Enron Wind Sverige AB, Tacke Wind Energy India Private Ltd., and Enron Wind Nat Sverige AB. Other entities that transferred assets, but were not parties to the Purchase and Sale Agreement:
Enron Wind Development Corp., Zond Pacific, and ZWHC. All sellers are indirect wholly owned subsidiaries of Enron Wind LLC, which is a direct wholly owned subsidiary of EREC, which is an indirect wholly owned subsidiary of ENE.

                  (ii) PURCHASER. General Electric Company, acting through GEPS, its power systems business.

                  (iii) ASSETS. The assets of Wind's U.S. and European wind turbine manufacturing, operation and maintenance and construction businesses.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $325 million. The sales price was reduced by approximately $40 million at closing based on the adjustment mechanism within the purchase and sale agreement, and by approximately $75 million (including interest) pursuant to an agreement (post-closing adjustment) among the purchaser and the sellers dated May 1, 2003. Thus, the final sales price was approximately $210 million. Wind retained the existing wind power projects, as well as some of the employees and equipment necessary to manage those projects. GEPS hired the majority of Wind's remaining employee base and continued to provide operations and maintenance services to the projects. On June 23, 2003, the Bankruptcy Court entered the Wind Reserve Fund Order, which approved a compromise and settlement with respect to certain outstanding issues relating to the sale. Pursuant to the Wind Reserve Fund Order, Wind will set aside $25 million in a fund, to which the Debtors shall subordinate, and to which ENE shall cause its non-Debtor affiliates to subordinate, any claims or right to distribution they may have against Wind to the allowed claims of third party creditors unaffiliated with ENE, with the effect that such fund shall be available exclusively for distribution to Wind Creditors unless or until such claims are paid in full.

                  (v) INDEMNIFICATIONS/HOLDBACKS. There are no post-closing indemnification obligations.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on April 15, 2002, and the sale closed on May 10, 2002. The Bankruptcy Court approved the post-closing purchase price adjustment on June 23, 2003.

         g.       ECOELECTRICA, L.P.

                  (i) SELLERS. LNG Power III, L.L.C.; Enron LNG Power (Atlantic) Ltd.; El Puerto Rico Operations, Inc.; and EDC, each indirect subsidiaries of ENE.

                  (ii) PURCHASERS. Gas Natural Electricidad SDG, S.A. and Invergas Puerto Rico, S.A., each direct subsidiaries of Gas Natural SDG, S.A.

                  (iii) ASSETS. ENE's indirect 47.5% interest in EcoElectrica, L.P., the Operations, Maintenance and Fuel Management Agreement, the LNG Tolling Services Agreement, and the Deferred Development and Reimbursement Payment Subordinate Note.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $177 million plus any accrued interest on the Deferred Development and Reimbursement Payment Subordinate Note from December 31, 2002 through closing (approximately $2.0 million as of October 30, 2003). Purchaser will also assume ENE's obligations to GE Structured Finance, Inc., which holds approximately $133.7 million of preferred shares within ENE's ownership claim.

                  (v) INDEMNIFICATIONS/HOLDBACKS. No general indemnity for representations and warranties. Indemnification for tax liabilities at the Buenergia level and for ERISA liabilities related to ENE.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on July 31, 2003, and the sale closed on October 30, 2003.

         h.       ENRON WIND DEVELOPMENT CORP. (160MW POWER PROJECT)

                  (i) SELLERS. EWDC, a subsidiary of Wind, and certain subsidiaries of EWDC. Wind is an indirect subsidiary of SSLC.

                  (ii)     PURCHASER. AEP.

                  (iii) ASSETS. Two wind power generation facilities located near Iraan, Texas.

                  (iv) CONSIDERATION. The Bankruptcy Court-approved sales price was approximately $175 million. The seller received $102 million at closing. Following receipt of payments resulting from initial holdbacks, net proceeds were approximately $131 million. Other purchase price deductions include repayment of project debt, amounts due to subcontractors, warranty deferrals, and curtailment deferrals. The seller could receive additional proceeds from the curtailment deferral, depending on the project performance.

                  (v) INDEMNIFICATIONS/HOLDBACKS. Each of the buyer and seller received mutual indemnities from each other relating to breaches of covenants and representations and warranties in connection with the sale. All indemnity obligations of EWDC and its subsidiaries were limited in the aggregate to a maximum of 100% of the purchase price. The sellers' indemnity exposure is applicable only to the aggregate amount of the buyer's losses in excess of $625,000. Indemnity claims must be submitted within sixty days of the expiration of the applicable survival period relating to the claim, which, for most claims, is twenty-four months following the closing. Under the terms of the sale agreement, up to $3.7 million will be paid to EWDC over a four-year period if grid curtailment of the facilities does not exceed 275,000 MWh during such period.

                  (vi) APPROVAL AND CLOSING DATE. The Bankruptcy Court approved the transaction on December 28, 2001, and the sale closed on December 29, 2001.

         i.       MARINER ENERGY (FALCON CORRIDOR OFFSHORE ASSETS)

                  (i) SELLER. MARINER, A WHOLLY OWNED SUBSIDIARY OF MARINER ENERGY, LLC WHICH IS 95.7% OWNED BY JOINT ENERGY. Mariner, Mariner Energy, and Joint Energy are all non-Debtors.

                  (ii)     PURCHASER. Pioneer Natural Resources USA, Inc.

                  (iii) ASSETS. 25% working interest in the Falcon Corridor, an area located in East Breaks Blocks 579 and 623 in the deepwater Gulf of Mexico that includes the Falcon and Harrier projects, plus associated leaseholds and prospects.

                  (iv) CONSIDERATION. The agreed sales price was approximately $122 million reduced by approximately $8.5 million in post-closing adjustments.

                  (v) INDEMNIFICATIONS/HOLDBACKS. Mariner retained a 4.25% overriding royalty interest in selected blocks within the current area of mutual interest in order to maintain exposure to the Big Hum prospect and, to a lesser extent, other prospects. Pioneer assumed Mariner's remaining commitments for use of certain equipment and services.

                  (vi) APPROVAL AND CLOSING DATE. Given Mariner's status as a non-Debtor, the sale did not require Bankruptcy Court approval. The sale closed on April 1, 2003.

         j.       ENRON CENTER SOUTH (OFFICE BUILDING)

                  (i) SELLER. SSLC, a wholly owned, direct subsidiary of ENE. ENW and ENE were also parties to the sale.

                  (ii)     PURCHASER. Intell Management and Investment Company.

                  (iii) ASSETS. Enron Center South office building and related assets, parking garage, sky ring, Enron Child Care Center, and vacant city block.

                           (iv)     CONSIDERATION. The Bankruptcy Court-approved
sales price was $102 million.

                           (v)      INDEMNIFICATIONS/HOLDBACKS. None.

                           (vi)     APPROVAL AND CLOSING DATE. The Bankruptcy
Court approved the transaction on October 10, 2002, and the sale closed on December 30, 2002.

C.       LITIGATION AND GOVERNMENT INVESTIGATIONS

         1.       PENDING LITIGATION

                  Prepetition, ENE and its subsidiaries and affiliates were parties to the variety of litigation one might anticipate in the course of conducting their energy, communications, and related businesses. In the aftermath of ENE's third-quarter 2001 earnings announcement and subsequent events, numerous securities and ERISA complaints were filed against ENE, certain of its former officers and directors, and third parties alleged to have participated in ENE's demise. With the filing of these Chapter 11 Cases, additional litigation, including numerous adversary proceedings, has ensued related to the wind up of parts of the Debtors' businesses and alleged defaults resulting from the bankruptcy and other matters.

                  This section is intended to disclose material pending litigation involving (i) the Debtors as parties and (ii) assets, structures, or non-Debtor affiliates, which litigation may have a material impact on the value of the Debtors' estates. For purposes of this disclosure, pending litigation is considered material if (i) $10 million or more is claimed or unspecified damages could total $10 million or more, or (ii) the claims, if proven, could impact the ownership or control of substantial assets or structures of the Debtors' estates. A summary of pending litigation that does not fall within these parameters is also included. Additional litigation involving CrossCountry, PGE, and Prisma is discussed in each company's respective section of this Disclosure Statement. Significant settled litigation, such as Enron Corp., et al. v. Dynegy, Inc. and Dynegy Holdings, Inc. (originally filed as Adv. No. 01-03626, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division, and subsequently transferred to the United States District Court for the Southern District of Texas, Houston Division) is discussed elsewhere in this Disclosure Statement. Refer to Section IV.B.3., "Settled Litigation" for further information.

                  The factual case descriptions below, which are based on Debtors' view of the proceedings and subject to further review, elaboration, or modification, are included for information purposes only, and others familiar with these proceedings may dispute all or part of these descriptions or assessments. As with all litigation, there is inherent risk and unpredictability, which makes it impossible to predict with any degree of accuracy the overall impact of the litigation referenced below on the value of the Debtors' estates. Certain cases involving wholesale and retail trading contracts have been referred to court-ordered mediation. Many of the cases referenced herein have not pleaded a specified amount of damages. Many others remain in the early stages of litigation and discovery; thus, it is difficult to predict the likelihood of liability or recovery. Where appropriate, the Debtors are pursuing settlement strategies to reduce risk and litigation costs to their estates, and to the extent that any such settlements have been reached, they are noted below. Moreover, it should be noted that some of the adversary proceedings commenced against the Debtors may become moot upon confirmation of the Plan, to the extent that such litigation involves issues such as alter ego or piercing the corporate veil, which are resolved by the global compromises embodied in the Plan. Refer to Section I.B., "Chapter 11 Plan" and Section VI., "Summary of Debtors' Chapter 11 Plan" for further information.

                  a. SECURITIES, ERISA, AND RELATED LITIGATION. Since October 16, 2001, hundreds of class action and individual lawsuits against ENE and certain current and former officers and directors have been filed across the country in both state and federal courts involving allegations that the defendants made a series of material misrepresentations to the market and/or to the Enron Companies' current and former employees who participated in the Enron Companies' benefit plans during certain class periods, thereby artificially inflating the price of ENE common and/or preferred stock, as well as the value of the employees' benefit plans. Pursuant to a standing transfer and coordination order in MDL # 1446, In re Enron Corporation Securities, Derivative and "ERISA" Litigation, much of the litigation against ENE has been transferred to the United States District Court for the Southern District of Texas, the Honorable Melinda Harmon presiding, and consolidated into either the Newby Action, which is a securities class action, or the Tittle Action, which is an ERISA-related class action. Refer to Appendix E: "Cases Consolidated Into Newby Action" and Appendix F: "Cases Consolidated Into Tittle Action" for further information about the constituent cases that have been consolidated into the Newby Action and the Tittle Action, respectively. Given the significance of the allegations involved in the Newby and Tittle Actions, as well as the magnitude of potential damages that could be awarded plaintiffs in these two consolidated actions, it is possible that the combination of defense costs and other expenditures could exceed the limits of the Debtors' insurance coverage. Actual liabilities cannot be predicted at this time; however, to the extent that claims are asserted against the Debtors, in accordance with the priority scheme under the Bankruptcy Code, any such claims would be subordinate to General Unsecured Claims.

                  Both the securities and ERISA litigation, as well as other, related litigation discussed below, include claims that involve Broadband Services, transactions with certain related-party entities, and ENE's accounting for various transactions. The plaintiffs in each action generally seek to recover compensatory damages, expert fees, attorneys' fees, costs of court, and pre- and post-judgment interest. The consolidated class action suits -- the Tittle Action and the Newby Action -- and the related litigation, are described in greater detail below.

                           (i)      NEWBY V. ENRON CORP., ET AL. (NO. H-01-3624,
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION). Refer to Appendix E: "Cases Consolidated Into Newby Action" for a listing of constituent cases. Plaintiffs are a putative class of investors who allegedly purchased ENE publicly traded equity and debt securities between October 19, 1998 and November 27, 2001. Plaintiffs' claims arise under sections 10(b), 20(a) and 20A of the Exchange Act, and sections 11 and 15 of the Securities Act. A claim for violations of the Texas Security Act, Article 581-33, is alleged by plaintiff Washington State Investment Board against certain individuals and banks. The majority of the allegations charge defendants with (i) false and misleading statements of material fact made to the marketplace concerning the strength and prospects of the Enron Companies' business and finances; (ii) false and misleading statements in publicly filed documents, such as registration statements and prospectus; (iii) insider trading; (iv) participation in schemes and artifices to defraud, namely partnerships and SPEs; and (v) control person liability.

                  Although the Newby plaintiffs moved to modify the automatic stay and add ENE as a defendant in the lawsuit, ENE successfully opposed the motion. At this time, ENE is not a party to the action, although document discovery involving ENE is proceeding in the consolidated Newby Action. Trial is set for October 17, 2005, according to the court's July 11, 2003 Scheduling Order.

                  In addition, most of the named defendants in the proceeding filed motions to dismiss, and Judge Harmon has issued decisions granting, in whole or in part, several of the motions. For example, on January 28, 2003, Judge Harmon granted motions to dismiss claims against certain individual Arthur Andersen defendants, and on April 23, 2003, the court granted motions to dismiss filed by defendants James Derrick and Joseph Hirko. However, Hirko was added as a defendant again in the first amended consolidated complaint, filed on May 14, 2003. Hirko's motion to dismiss this complaint is currently pending. With the exception of the Kirkland & Ellis law firm, none of the institutional defendants has been dismissed from the case.

                  On May 28, 2003, Judge Harmon and United States Bankruptcy Judge Arthur Gonzalez issued a joint order in the Newby and Tittle Actions, as well as the Chapter 11 Cases, referring certain litigants to a mandatory mediation process. The parties ordered to the mediation process include ENE and its affiliated Debtors (including representatives of the Creditors' Committee), defendant financial institutions including JPMCB, Citigroup, Inc., and its subsidiary Salomon Smith Barney, Inc., CSFB, Canadian Imperial Bank of Commerce, BoA, Merrill Lynch & Co., Barclays, Lehman Brothers Holding, Inc., UBS Paine Webber, Inc. and UBS Warburg, LLC, Deutsche Bank AG, and Goldman Sachs, and lead plaintiffs in the cases comprising the Newby Action and the Tittle Action, although it is unclear whether or not the Tittle plaintiffs will continue to participate in the mediation because the participating financial institutions named in the Tittle Action have been dismissed. Senior U.S. District Court Judge William C. Conner is the appointed Mediator.

                           (ii)     PAMELA M. TITTLE V. ENRON CORP., ET AL. (NO.
01-3913, UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION). Refer to Appendix F: "Cases Consolidated Into Tittle Action", for a listing of constituent cases, including an action filed by the U.S. Department of Labor, which the court consolidated sua sponte. Plaintiffs brought this ERISA-based action on behalf of a putative class of an estimated 24,000 current and former employees of the Enron Companies who were participants in three employee benefit plans: the ENE Savings Plan, the ESOP, and the Cash Balance Plan, or who received ENE stock as compensation, between January 20, 1998 and December 2, 2001. Plaintiffs allege that assets in the Employee Plans are now worthless as a direct result of unlawful conduct of the defendants. The complaint raises federal claims under RICO and ERISA, and claims of conspiracy and negligence under Texas law. The bulk of the allegations charge that the defendants (i) knowingly misled members of the ENE Savings Plan and the ESOP into purchasing overvalued ENE stock, and allowed matching contributions of the overvalued stock to be put in such plans; (ii) knew of the Enron Companies' precarious financial position, yet allowed lockdowns of Enron Companies' employee retirement plans, causing hundreds of millions of dollars in losses;
(iii) failed to adequately diversify the ENE Savings Plan assets;

(iv) used overvalued ENE stock to pay employee bonuses and pension benefits; (v) failed to properly perform auditing services; and (vi) conspired to conceal the Enron Companies' true financial condition, thereby luring Enron Companies employees into accepting worthless stock.

                  On September 30, 2003, Judge Harmon denied ENE's motion to dismiss the ERISA claims. Dismissed entirely from the Tittle Action were the financial institutions, including Merrill Lynch & Co., Citigroup, Inc. and Salomon Smith Barney, Inc., CSFB, and JPMCB, as well as Vinson & Elkins, Rick Causey, Jeff Skilling, and most of the other individual defendants. All of the RICO claims, as well as the Texas common law conspiracy claim, were dismissed.

                  The Tittle plaintiffs may file an amended complaint by early December 2003, and responsive pleadings will be due 60 days thereafter. Depositions are scheduled to begin in January 2004, and trial remains set for October 17, 2005.

                  Although the Tittle plaintiffs were ordered to participate, and have participated, in the mediation described above in the Newby summary, it is unclear whether the Tittle plaintiffs will continue to participate in the mediation because the financial institutions have been dismissed from the Tittle case.

                           (iii)    THE OFFICIAL COMMITTEE OF UNSECURED
CREDITORS OF ENRON CORP. ET AL. V. FASTOW ET AL. (NO. 02-10-06531-CV, 9TH JUDICIAL DISTRICT COURT, MONTGOMERY COUNTY, TEXAS; REMOVED TO U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION, NO. 02-3939). On October 16, 2002, the Creditors' Committee filed this action for the benefit of the ENE estate, as authorized by the Bankruptcy Court, against Andrew S. Fastow, Ben Glisan, Jr., Richard B. Buy, Richard A. Causey, Jeffrey K. Skilling, Kenneth L. Lay, Kristina M. Morduant, Kathy Lynn, and Anne Yaeger Patel -- all of whom are former officers or employees of ENE -- alleging that the defendants engaged in a series of transactions between ENE and various SPEs to develop new sources of financing using deals that would not be reflected on ENE's books, but that would enrich the defendants personally at ENE's expense. The Montgomery County Litigation was removed from Texas State District Court in Montgomery County to the United States District Court for the Southern District of Texas, Houston Division. On November 12, 2002, defendant Lay filed a notice to have the suit consolidated with the Newby Action. On October 10, 2003, the federal court granted the Creditors' Committee's motion to remand the case back to Montgomery County. The Creditors' Committee reserves the right to amend its Complaint to add defendants and/or assert additional causes of action as appropriate, particularly in light of the anticipated final report of the ENE Examiner and the report of the ENA Examiner as conflicts examiner, both of which are expected to be released in November 2003.

                           (iv)     ROSENZWEIG ET AL. V. AZURIX CORP., ET AL.
INCLUDING ENRON CORP. (NO. 00-CV-3493, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION; 02-20804, U.S. COURT OF APPEALS, FIFTH CIRCUIT). Investors in Azurix securities seek damages of approximately $20 million and allege inadequacy of Azurix disclosures in its initial public offering prospectus and subsequent SEC filings. In March 2002, the district court dismissed all of Rosenzweig's claims against Azurix and the individual defendants with prejudice; however, Rosenzweig's claims against ENE were dismissed without prejudice because of ENE's pending

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

bankruptcy. Rosenzweig filed an appeal with the Fifth Circuit in July 2002, and in July 2003, the Fifth Circuit affirmed the district court's decision.

                  b.       PENDING PREFERENCE AND AVOIDANCE ACTIONS

                  Refer to Section IV.E., "Avoidance Actions" for further information.

                           (i)      ENRON CORP. AND ENRON NORTH AMERICA CORP. V.
CITIGROUP, INC, ET AL. (ADV. NO. 03-09266, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On September 24, 2003, ENE and ENA filed suit against Citigroup, Inc., JPMorgan Chase & Co., Canadian Imperial Bank of Commerce, Barclays, Merrill Lynch & Co., Inc. and Deutsche Bank AG and certain of their subsidiaries and affiliates alleging that they knowingly participated with a small group of former senior officers and managers of ENE in a scheme to manipulate and misstate ENE's financial condition from 1997 to 2001. The MegaClaim Litigation seeks, among other relief, to recover certain payments received from ENE as preferential and/or fraudulent transfers, to equitably subordinate the banks' claims against the Debtors' estates, and to recover damages. Refer to Section IV.A.4.b., "ENE Examiner" for further information regarding the findings of the ENE Examiner relating to certain issues that are the subject of this litigation. The Debtors' reserve the right to amend their Complaint to add defendants and/or additional causes of action as appropriate, particularly in light of the anticipated final report of the ENE Examiner and the report of the ENA Examiner as conflicts examiner, both of which are expected to be released in November 2003.

                           (ii)     ENRON CORP., ET AL. V. WHITEWING ASSOCIATES,
L.P., ET AL. (ADV. NO. 03-02116, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). In February 2003, the Creditors' Committee filed a motion pursuant to section 1109(b) of the Bankruptcy Code for authority to commence an action on behalf of ENE against Whitewing LP, an affiliate of ENE, and other entities in the Whitewing structure, and Osprey, under three theories:
(a) substantive consolidation of all the Whitewing entities; (b) recharacterization of certain sales transactions to financings, on the ground that true sales were not involved; and (c) recovery of preferential payments to Whitewing entities. Also in February 2003, ENE commenced an avoidance action pursuant to section 547(b) of the Bankruptcy Code against Whitewing LP, Osprey, two representative investors in Osprey Notes and Certificates, and the two indenture trustees for the Osprey Notes and Certificates. The complaint seeks to recover approximately $957 million plus interest in preferential payments made to Whitewing LP within one year of the Initial Petition Date. In March 2003, the Creditors' Committee filed another motion seeking to intervene in the ENE preference action and, alternatively, to consolidate the substantive consolidation and recharacterization claims with ENE's preference claim. Upon ENE's objections, on April 1, 2003, the Bankruptcy Court denied the Creditors' Committee's motion for authority to sue, and granted only the motion to intervene in ENE's preference action subject to the terms of section 1109(b) of the Bankruptcy Code. ENE is engaged in settlement negotiations with the Osprey investors.

                  Additionally, on February 5, 2003, the Creditors' Committee filed a motion pursuant to sections 105 and 363 of the Bankruptcy Code authorizing and approving the waiver of two types of contractual restrictions that purport to limit the sale of assets of certain non-Debtor affiliates within the Whitewing structure. As of November 3, 2003, the Bankruptcy

Court had not ruled on the Creditors' Committee motion seeking the waiver of certain restrictions with respect to the sale of assets of certain non-Debtor affiliates.

                           (iii)    ENRON CORP. V. BANK OF AMERICA, N.A. (ADV.
NO. 02-03436, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). In this action, filed on October 29, 2002, the Debtors seek to avoid and recover on several grounds, including as preferential transfers and improper setoffs, more than $123 million that BoA seized from an ENE bank account during the three business days immediately prior to the Initial Petition Date. The genesis of the complaint was a master letter of credit and reimbursement agreement that ENE had entered into with BoA, pursuant to which BoA had issued various letters of credit for or on behalf of various Debtors. Approximately $80 million of the funds seized by BoA were purportedly deposited by it into a "cash collateral" account to reimburse itself for future draws under letters of credit where ENE had a reimbursement obligation. BoA contends that it applied the balance of $43 million in seized funds to offset amounts that it alleged were owed by ENE for obligations it had guaranteed under two swap agreements between BoA and ENE affiliates. BoA denied the allegations in the complaint and asserted a single counterclaim seeking to terminate the automatic stay to allow it to apply, as an offset, the $80 million that it had previously transferred to the "cash collateral" account. The parties stipulated that the automatic stay would not terminate under section 362(e) until the matter was fully resolved; the Debtors answered the counterclaim. On May 9, 2003, JPMCB filed a motion to intervene, which was subsequently withdrawn by stipulation among ENE, BoA and JPMCB.

                  The Debtors believe that the preference cause of action under section 547(b) of the Bankruptcy Code and the improper setoff cause of action under section 553(b) are predicated upon simple and undisputed facts. Accordingly, the Debtors filed a motion for summary judgment on these two causes of action. On June 16, 2003 BoA filed a response to ENE's summary judgment motion, and a cross-motion for summary judgment on the remaining causes of action in the complaint. ENE and BoA filed reply and sur-reply briefs, respectively. ENE intends to go forward at this time with summary judgment only on the preference cause of action for approximately $80 million. The hearing on ENE's motion was held on July 31, 2003, and the Bankruptcy Court took the matter under advisement. BoA's cross-motion will be heard separately at a later date.

                           (iv)     ENRON CORP. V. MASS MUTUAL LIFE INS. CO. ET
AL. (ADV. NO. 03-092682, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On November 6, 2003, ENE filed suit against Mass Mutual Life Ins. Co. and certain of its affiliates, J.P. Morgan Securities, Inc., Goldman Sachs & Co., David L. Babson & Co., Bank One Ohio Trust Co., N.A., Investors Bank & Trust and MTB Investment Advisors, Inc. which were either initial transferees of early redemptions of ENE commercial paper that were prepaid between October 26, 2001 and November 6, 2001, prior to the stated maturity dates of the commercial paper, or were entities for whose benefit the prepayments were made, or were immediate or mediate transferees of the prepayments. The suit alleges that the commercial paper holders urged ENE to immediately prepay the commercial paper prior to maturity at its approximate accrued par value or the price originally paid for the ENE commercial paper plus accrued interest which was significantly higher than the market value for such commercial paper and in violation of the terms of the sale of the commercial paper notes. The suit seeks, among other relief, to recover approximately $84.6 million in prepayments received from ENE as preferential or fraudulent transfers plus interest.

                           (v)      ENRON CORP. V. J.P. MORGAN SECURITIES, INC.,
ET AL. (ADV. NO. 03-092677, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On November 6, 2003, ENE filed suit against J.P. Morgan Securities, Inc., Goldman Sachs & Co., Lehman Commercial Paper, Inc. and other commercial paper holders and certain of their subsidiaries and affiliates which were either initial transferees of early redemptions of ENE commercial paper that were prepaid between October 26, 2001 and November 6, 2001, prior to the stated maturity dates of the commercial paper, or were entities for whose benefit the prepayments were made, or were immediate or mediate transferees of the prepayments. The suit alleges that the commercial paper holders urged ENE to immediately prepay the commercial paper prior to maturity at its approximate accrued par value or the price originally paid for the ENE commercial paper plus accrued interest which was significantly higher than the market value for such commercial paper and in violation of the terms of the sale of the commercial paper notes. The suit seeks, among other relief, to recover approximately $1 billion in prepayments received from ENE as preferential or fraudulent transfers plus interest.

                           (vi)     THE OFFICIAL COMMITTEE OF UNSECURED
CREDITORS OF ENRON CORP. ET AL. V. ARTHUR ANDERSEN L.L.P. (ADV. NO. 02-03119, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). The Creditors' Committee and ENE (as co-plaintiffs) commenced an adversary proceeding on September 20, 2002 against Arthur Andersen seeking to avoid and recover, as preferential transfers and/or fraudulent conveyances, almost $10 million in payments made during the 90 days immediately prior to the Initial Petition Date. Of that amount, ENE paid Arthur Andersen approximately $9.4 million by wire transfer on or about November 29, 2001. Arthur Andersen answered the complaint and simultaneously moved to withdraw the reference of the adversary proceeding, alleging that it was entitled to a jury trial because it had not filed any proofs of claim in the Chapter 11 Cases and was not, therefore, a creditor subject to the equitable jurisdiction of the Bankruptcy Court. Arthur Andersen indicated that it would not consent to a jury trial in the Bankruptcy Court, as permitted by 28 U.S.C. Section 157(e). The Debtors opposed the motion, which the district court denied as premature.

                  The Debtors subsequently filed a motion in the Bankruptcy Court seeking a ruling that the adversary proceeding was a "core" proceeding within the meaning of 28 U.S.C. Section 157(b). Although it initially opposed the motion, after negotiations with the Debtors, Arthur Andersen signed a stipulation acknowledging that the adversary proceeding is core. The Debtors and Arthur Andersen also agreed that any factual issues would be tried in the district court. This enabled the Bankruptcy Court to retain control over most of the pretrial issues that might arise. Discovery is proceeding in this action.

                           (vii)    THE OFFICIAL COMMITTEE OF UNSECURED
CREDITORS OF ENRON CORP. ET AL. V. KENNETH L. LAY AND LINDA P. LAY (ADV. NO. 03-02075, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). The Creditors' Committee commenced an adversary proceeding on January 31, 2003 alleging that between May 3, 1999 and November 27, 2001, Mr. Lay used shares of ENE common stock to repay over $94 million in cash loans he received from ENE pursuant to a revolving loan agreement. The Creditors'

Committee seeks recovery of over $74 million of these repayments that occurred within one year of the bankruptcy filing on the grounds that the tendering of ENE's own stock to repay loans taken in cash was not a fair exchange for ENE and that these repayments were fraudulent transfers subject to avoidance under the Bankruptcy Code. In addition, the Creditors' Committee seeks to recover approximately $10 million representing sums received by the Lays from ENE in September 2001 when the Lays temporarily assigned their interest in two annuity contracts to ENE in exchange for the cash. On June 23, 2003, the United States District Court for the Southern District of New York denied the Lays' motion to withdraw the reference of the adversary proceeding. Thus, the Bankruptcy Court will retain jurisdiction over all pretrial issues. The parties have agreed to a briefing schedule regarding the Lays' response to the amended complaint filed by the Creditors' Committee. On July 16, 2003, the Lays filed a motion to dismiss the amended complaint. The Creditors' Committee objected to the Lays' motion on August 11, 2003. The motion is pending before the Bankruptcy Court. On November 7, 2003, the Bankruptcy Court entered a stipulation and order extending the time for the Creditors' Committee to bring actions against the Lays on behalf of the Debtors' estates until March 31, 2004. The Lays have waived any statute of limitations defenses as to such actions.

                  c. TRADING LITIGATION. The Wholesale Services and Retail Services Debtors and certain of their non-Debtor affiliates have filed a number of adversary proceedings to recover amounts owed to certain Debtors and their non-Debtor affiliates in connection with the wholesale trading and retail book and the provision of services. In these cases, the Wholesale Services Debtors, Retail Services Debtors, and the non-Debtor affiliates, among other things, allege that counterparties wrongfully exercised control over the property of Debtor estates; allege breach by counterparties of their contractual obligations to pay debts; seek declarations that the non-mutual setoff (such as triangular setoff), netting, termination, and joint and several liability provisions of certain agreements are not enforceable; assert claims for turnover, violation of automatic stay, breach of contract, and unjust enrichment; allege that the counterparties' proofs of claim should be disallowed; and allege that arbitration clauses are unenforceable. In other cases, the Wholesale Services Debtors are named defendants facing allegations involving setoff, recoupment, constructive trust, and piercing the corporate veil. The counterparties against which these proceedings have been brought (or which, in some instances, have initiated these proceedings), can be expected to raise counterclaims and defenses to these actions, including fraudulent inducement.

                           (i)      TRADING LITIGATION REFERRED TO MEDIATION.
Pursuant to a Bankruptcy Court order, the adversary proceedings listed below are presently stayed (with certain limited exceptions) pending mediation before the Honorable Allan L. Gropper, United States Bankruptcy Judge, Southern District of New York or, as indicated below, have otherwise been resolved.

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

                    TRADING ADVERSARIES REFERRED TO MEDIATION

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
Enron Power Marketing, Inc.     03-02125     EPMI seeks declaratory relief and recovery pursuant    $38.9 million
v. IDACORP Energy, L.P.                      to IDACORP's failure to pay a termination payment
                                             pursuant to the terms of a Western Systems Power Pool
                                             Agreement entered into by the parties.

                                             This case has settled for a confidential amount. On
                                             May 23, 2003, the Bankruptcy Court entered a
                                             stipulation dismissing the adversary proceeding with
                                             prejudice.

Enron Energy Services, Inc.     02-03537     EESI seeks declaratory relief and recovery of          $11.6 million
v. International Business                    approximately $11.6 million due to EESI resulting
Machines Corporation                         from IBM's refusal to pay for prepetition and
                                             postpetition power deliveries to IBM's California
                                             facilities.

                                             This case has settled for a confidential amount,
                                             pending Bankruptcy Court approval.

Enron North America Corp.       03-02094     ENA seeks declaratory relief and recovery of           $11.8 million
v. Macromedia Incorporated                   approximately $11.8 million owed to ENA resulting
& North Jersey Media Group,                  from the early termination of a master agreement
Inc.                                         between the parties providing for the purchase and
                                             sale of financial derivative products.

                                             This case has settled for a confidential amount. On
                                             September 17, 2003, the Bankruptcy Court entered a
                                             stipulation dismissing the adversary proceeding with
                                             prejudice.

Enron Power Marketing, Inc.     02-03540     EPMI seeks declaratory relief and recovery of          $18.6 million
v. Smurfit Stone Container                   approximately $18.6 million owing to EPMI resulting
Corporation                                  from Smurfit's refusal to pay a termination payment
                                             resulting from the early termination of an agreement
                                             between the parties.

                                             This case was settled for a confidential amount. On
                                             October 16, 2003, the Bankruptcy Court entered a
                                             stipulation dismissing the adversary proceeding with
                                             prejudice.

Enron Power Marketing, Inc.     02-03539     EPMI seeks declaratory relief and recovery of          $10.4 million
v. Old Dominion Electric                     approximately $10.4 million owing to EPMI resulting
Cooperative                                  from Old Dominion's failure to pay a termination
                                             payment resulting from the early termination of an
                                             agreement between the parties.

                                             This case has settled for a confidential amount. On
                                             October 17, 2003, the Bankruptcy Court entered a
                                             stipulation dismissing the adversary proceeding with
                                             prejudice.

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
Enron Power Marketing, Inc.     03-02074     Action for declaratory relief and to recover payment   $21.6 million
v. GPU Services, Inc. et al.                 of approximately $21.6 million stemming from
                                             postpetition termination of numerous energy
                                             transactions.

                                             This case has been settled for a confidential amount,
                                             pending Bankruptcy Court approval.

Cinergy Corp. et al v.          03-02097     Plaintiffs Cinergy Corp., Cinergy Capital & Trading,   $40 million
Enron Corp., ENA, EPMI,                      Inc., Cinergy Marketing & Trading, L.P., Cinergy
EESI & non-debtor Enron                      Canada, Inc., Cinergy Global Trading, Ltd.,
Canada Corp.                                 Cincinnati Gas & Electric, PSI Energy, Inc. and
                                             Cinergy Services, Inc. seek declaratory relief and
                                             set-off of approximately $40 million ($14.5 million
                                             owed to Cinergy Marketing & Trading; $11.1 million
                                             owed to Cincinnati Gas & Electric and $14.9 million
                                             owed to Cinergy Global Trading) as setoff arising
                                             from a series of forward contracts involving the sale
                                             of electricity, natural gas commodities and
                                             derivatives between the parties. The plaintiffs also
                                             seek to pierce the corporate veil and request that a
                                             constructive trust be imposed. On April 11, 2003, the
                                             defendants filed a motion to dismiss for failure to
                                             state a claim upon which relief can be granted.

                                             This case has been settled for a confidential amount,
                                             pending Bankruptcy Court approval.

Enron North America Corp.       03-03129     ENA seeks declaratory judgment and recovery of         $16 million
v. Medianews Group, Inc.                     approximately $16 million from Medianews for its
                                             failure to pay the termination payment due and owing
                                             to ENA as a result of the early termination of a
                                             master ISDA agreement entered into by the parties in
                                             October 1998. On July 11, 2003, Medianews filed a
                                             motion to dismiss and to compel arbitration.

                                             This case has settled for a confidential amount,
                                             pending Bankruptcy Court approval.

Utah Associated Municipal       02-02250     UAMPS seeks a declaration that the master power        $14 million
Power Systems v. Enron                       purchase and sale agreement it entered into with EPMI
Power Marketing, Inc. and                    under which EPMI is required to provide UAMPS with a
Enron Corp.                                  fixed amount of firm energy is void and unenforceable
                                             because of ENE's and EPMI's alleged fraud in the
                                             inducement of UAMPS's execution of the agreement to
                                             supply electricity to their customers. On December
                                             10, 2002, EPMI filed its answer and counterclaim
                                             seeking an order ordering UAMPS to turn over the
                                             termination payment owed by it to EPMI, and seeking
                                             damages of approximately $14 million plus interest
                                             resulting from UAMPS's failure to pay EPMI the
                                             termination payment, permanently suspending
                                             performance under the master power purchase and sale
                                             agreement and

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             failing to pay an accelerated liquidated damages
                                             payment.

Enron Power Marketing, Inc.     03-03131     EPMI seeks declaratory judgment and recovery of        $7 million
v. City of Vernon                            approximately $7 million from the City of Vernon for
                                             its failure to pay the termination payment due and
                                             owing to EPMI as a result of the early termination of
                                             transaction agreements entered into pursuant to the
                                             Western Systems Power Pool Agreement.

Enron Power Marketing, Inc.     03-02164     EPMI has sued El Paso Merchant Energy, L.P. and El     $42 million
v. El Paso Merchant Energy,                  Paso Corp. seeking declaratory relief and recovery of
LP et al.                                    approximately $42 million owed for prepetition
                                             receivables and liquidated damages for the early
                                             termination of transactions under a master power
                                             purchase and sale agreement entered into between the
                                             parties. El Paso has filed a motion to dismiss the
                                             adversary proceeding and a motion to compel
                                             arbitration.

Enron Corp. et al.              02-03468     Various of the Enron Companies commenced this          $230 million
including co-Debtors ENA,                    adversary proceeding against Dynegy and certain of
EPMI, EESI, ECTRIC, EGLI,                    its affiliates, seeking recovery of approximately
EBS and EnronOnline, LLC,                    $230 million (plus interest) in connection with the
Enron Capital & Trade                        early termination of various trading agreements
Resources Corp., Enron                       between the parties.  In addition, the plaintiffs
Capital & Trade Resources,                   seek a declaration that the set off, netting,
Ltd. And non-Debtor Enron                    termination and joint and several liability
Canada Corp. v. Dynegy,                      provisions of a master netting setoff and security
Inc. et al.                                  agreement entered into by the parties in November
                                             2001 are invalid, unenforceable and avoidable. The
                                             Dynegy defendants contend that if the master netting
                                             agreement is enforceable, the plaintiffs would owe
                                             the defendants $93 million. Dynegy's motion to compel
                                             arbitration, which was fully briefed and argued on
                                             January 16, 2003, is sub judice.

Enron Corp, et al.              03-02073     This suit by Debtors ENE, ENA, EPMI, EESI, ENA         $13.3 million
including co-Debtors ENA,                    Upstream, EBS and non-Debtor Enron Canada against
EPMI, EESI, ENA Upstream                     Reliant and its Canadian subsidiary involves a
and EBS and non-Debtor                       dispute regarding the validity, enforceability and
Enron Canada Corp. v.                        avoidability of a master netting setoff and security
Reliant Energy Services,                     agreement entered into between the parties
Inc. et al.                                  twenty-four days prior to the Initial Petition Date.
                                             The Enron entities seek declaratory relief and
                                             recovery of approximately $13.3 million resulting
                                             from Reliant's

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             refusal to pay final termination payment resulting
                                             from the early termination of the agreement between
                                             the parties.

Enron Power Marketing, Inc.     03-03180     EPMI seeks declaratory relief and recovery of          $36 million
v. Allegheny Energy Supply                   approximately $36 million for AES's failure to pay
Co., LLC                                     prepetition receivables and to return cash collateral
                                             provided by EPMI under the master energy purchase and
                                             sale agreement entered into by the parties following
                                             AES's early termination of the agreement.

Enron North America Corp.       02-03542     ENA seeks payment of contractual consideration and     $31 million
v. The American Coal Company                 forward contract value totaling approximately $31
                                             million from American Coal representing sums owed to
                                             ENA for its agreement to forgo the delivery of
                                             certain quantities of coal from specified mines and
                                             the forward value of the remaining term of the coal
                                             purchase agreement between the parties. On June 25,
                                             2003, American Coal's motion to withdraw the
                                             reference was denied, and American Coal filed a
                                             motion to certify such order for interlocutory
                                             appeal.

Enron North America Corp.       03-03054     ENA seeks declaratory relief and recovery of           $6.9 million
v. Knauf Fiber Glass GmbH                    approximately $6.9 million from Knauf for Knauf's
                                             failure to pay a termination payment due and owing
                                             pursuant to the terms of an ISDA master agreement and
                                             financial swap entered into by the parties. On June
                                             16, 2003, Knauf filed a demand for jury trial.

Enron North America Corp.       02-03032     ENA seeks recovery of approximately $11.7 million for  $11.7 million
v. Knight-Ridder, Inc.                       Knight-Ridder's failure to pay a termination payment
                                             resulting from Knight-Ridder's early termination of
                                             an agreement between the parties.

Enron North America Corp.       02-03543     ENA seeks declaratory relief and payment of            $60 million
v. Noble Gas Marketing,                      approximately $60 from Noble for Noble's failure to
Inc., Samedan Oil Corp. and                  pay prepetition receivables and early termination
Aspect Resources, LLC                        payments related to several agreements between the
                                             parties.

Enron North America Corp.       02-03033     ENA seeks recovery of approximately $23 million for    $23 million
v. Tribune Company                           Tribune's failure to pay a termination payment due
                                             and owing for Tribune's early termination of an
                                             agreement between the parties.

Enron Power Marketing, Inc.     02-03541     Suit against AES Corp., Constellation New Energy,      $43.8 million
v. AES Corporation et al.                    Inc., f/k/a AES New Energy, Inc. and CILCO seeking
                                             declaratory relief and damages of approximately $43.8
                                             million from Constellation and CILCO

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             resulting from their failure to pay prepetition
                                             receivables, postpetition receivables and amounts
                                             owed to EPMI resulting from the early termination of
                                             two separate agreements between the parties. AES
                                             Corp. is a party because it executed a guaranty
                                             agreement on behalf of its subsidiary and
                                             predecessor-in-interest Constellation. Constellation
                                             and CILCO filed a motion to dismiss and or to strike
                                             certain portions of the complaint, which is pending.

Enron Power Marketing, Inc.     03-02062     Action for declaratory relief and recovery of          $8 million
v. City of Palo Alto                         approximately $8 million for Palo Alto's failure to
                                             pay a termination payment resulting from the early
                                             termination of an agreement between the parties.

Enron Power Marketing, Inc.     03-02063     Action for declaratory relief and recovery of          $40 million
v. City of Palo Alto                         approximately $40 million for Palo Alto's failure to
                                             pay a termination payment resulting from the early
                                             termination of an agreement between the parties.

Enron Power Marketing, Inc.     02-02719     Action for recovery of approximately $146.5 million    $146.5 million
v. City of Santa Clara -                     due to Santa Clara's breach of a master energy
Silicon Valley Power                         purchase and sale agreement.

Enron Power Marketing, Inc.     03-02066     Action for declaratory relief and payment of           $11.4 million
v. Conectiv Energy Supply,                   approximately $11.4 million  due to Conectiv's
Inc.                                         failure to pay prepetition receivables and a
                                             termination payment resulting from the early
                                             termination of a master power purchase and sale
                                             agreement.

Enron Power Marketing, Inc.     03-02096     Action  for declaratory relief and to recover          $6.8 million
v. Luzenac America, Inc.                     approximately $6.8 million for pre- and postpetition
                                             electricity sales pursuant to a master purchase
                                             agreement.

Enron Power Marketing, Inc.     02-02520     EPMI filed this adversary proceeding to recover        $309.5 million
v. Nevada Power Company and                  approximately $309.5 million owing to EPMI pursuant
SPPC and third party                         to certain power purchase and sale transactions
defendant, Enron Corp.                       between EPMI and NPC and SPPC governed by the Western
                                             Systems Power Pool Agreement. On September 13, 2002,
                                             the court denied SPPC's and NPC's motion to stay or
                                             to dismiss the adversary proceeding pending the
                                             outcome of their FERC proceeding against EPMI and
                                             others. On December 5, 2002, NPC and SPPC filed their
                                             answer and counterclaim alleging that EPMI wrongfully
                                             terminated the Western Systems Power Pool Agreement,
                                             breached the covenant of good faith and fair dealing,
                                             and violated the Nevada Unfair Trade Practices Act.
                                             The counterclaim also contains allegations of fraud
                                             on the market/market manipulation and RICO claims
                                             against EPMI, ENE, and Timothy Belden. NPC and SPPC
                                             seek

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             unspecified actual and punitive damages and
                                             injunctive relief. ENE filed a motion to dismiss the
                                             counterclaim.

                                             EPMI filed a motion for partial summary judgment and
                                             on January 14, 2003, the Bankruptcy Court entered an
                                             order granting the motion as to EPMI's claim for
                                             damages for power that was delivered to the
                                             defendants. NPC was ordered to pay damages plus
                                             prejudgment interest totaling $17.6 million with
                                             interest of $5,695 accruing daily until paid. SPPC
                                             was ordered to pay damages plus prejudgment interest
                                             totaling $6.8 million with interest of $2,136
                                             accruing daily until paid. EPMI has filed a motion to
                                             dismiss the counterclaim filed by NPC and SPPC. On
                                             March 14, 2003, the Nevada PUC filed a motion to join
                                             in EPMI's motion to dismiss the counterclaim. On June
                                             9, 2003, Nevada Power filed its opposition to EPMI's
                                             motion to dismiss the counterclaim. On June 27, 2003,
                                             defendant Timothy Belden filed a motion to stay this
                                             civil proceeding against him pending resolution of
                                             his criminal proceedings or, in the alternative, for
                                             additional time in which to respond to the
                                             counterclaim. Refer to Section IV.C.2.a(iii)(B),
                                             "Timothy Belden Plea" for further information on the
                                             criminal proceedings against Mr. Belden.

                                             On August 28, 2003, the Bankruptcy Court issued an
                                             opinion granting summary judgment in favor of EPMI on
                                             the remaining issues in the case. Thereafter, NPC and
                                             SPPC filed a motion for reconsideration.

                                             On September 24, 2003, Timothy Belden filed a motion
                                             to dismiss. On September 26, 2003, the court entered
                                             an order granting final judgment in favor of EPMI and
                                             dismissing NPC and SPPC's counterclaims against EPMI
                                             and ENE. On the same date NPC and SPPC filed a motion
                                             for stay pending appeal and for an extension of the
                                             automatic stay pending a determination of the motion.
                                             NPC has filed a notice of appeal, and EPMI has filed
                                             a cross-appeal. EPMI has also filed a motion for
                                             registration of the judgment in the districts of
                                             Nevada and Eastern California. On October 6, 2003,
                                             SPPC and NPC filed a complaint with FERC asking it to
                                             prevent EPMI from collecting the judgment. On October
                                             15, 2003, the Bankruptcy Court entered a stipulation
                                             and order in which EPMI agreed not to execute upon
                                             the final judgment or institute any proceedings for
                                             its enforcement for a period of sixty days from the
                                             date of the FERC order granting EPMI's motion
                                             extending its time to answer NPC's and SPPC's
                                             complaint filed in FERC Docket

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             EL04-01 until October 27, 2003. On October 20, 2003,
                                             NPC and SPPC filed their opposition to Belden's
                                             motion to dismiss. On October 30, 2003, the
                                             Bankruptcy Court granted Belden's motion to dismiss.
                                             On November 6, 2003, the court issued a ruling
                                             staying the execution of the judgment in favor of
                                             EPMI and ordering NPC and SPPC to place $338 million
                                             in bonds and approximately $280,000 in cash for
                                             prejudgment interest into an escrow account with an
                                             additional $35 million in cash to be paid into the
                                             account within ninety days after the date of the
                                             court's final order. On November 10, 2003, NPC and
                                             SPPC filed their notice of appeal.

Enron Power Marketing, Inc.     03-02064     EPMI seeks declaratory relief and recovery of          $116.8 million
v. Public Utility District                   approximately $116.8 million owing to EPMI resulting
No. 1 of Snohomish County                    from Snohomish's failure to pay a termination payment
                                             resulting from the early termination of an agreement
                                             between the parties.

Enron Power Marketing, Inc.     02-03538     EPMI seeks declaratory relief and recovery of          $2.5 million
v. Select Energy, Inc.                       approximately $2.5 million owing to EPMI resulting
                                             from Select's refusal to pay postpetition debts it
                                             owes EPMI under power purchase and sale agreement
                                             between the parties.

                                             This case has settled for a confidential amount,
                                             pending Bankruptcy Court approval.

Enron Power Marketing, Inc.     03-02065     EPMI seeks declaratory relief and recovery of          $8.3 million
v. The United Illuminating                   approximately $8.3 million owing to EPMI resulting
Co. and UIL Holdings Corp.                   from UIC's refusal to pay a postpetition debt it owes
                                             EPMI under power supply agreement between the
                                             parties. On July 3, 2003, UIL filed a motion to
                                             withdraw the reference, which was denied.

Enron Power Marketing, Inc.     03-02107     EPMI seeks declaratory relief and recovery of          $22 million
v. Valley Electric                           approximately $22 million from VEA resulting from the
Association, Inc.                            early termination of a master agreement between the
                                             parties and for liquidated damages arising from VEA's
                                             postpetition conduct.

Enron Power Marketing, Inc.     03-03178     EPMI seeks declaratory relief and recovery of          $16.7 million
v. Wabash Valley Power                       approximately $16.7 million for Wabash's failure to
Association                                  pay a termination payment upon the early termination
                                             of the master power agreement between the parties.

American Home Assurance Co.     03-02168     American Home filed this declaratory judgment action   $125.9 million
& AIG Energy Trading, Inc.                   seeking declaratory relief and setoff of a $56
v. Enron Corp., Enron North                  million prepetition debt that AIGE owes ENA pursuant
America Corp. & Enron                        to forward transactions entered into between the
Natural Gas Marketing Corp.                  parties against a $125.9 million debt that ENGMC &
                                             ENE owe American Home. American Home also alleges
                                             alter ego and fraud claims. The defendants

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             filed a motion to dismiss for lack of standing and
                                             failure to state a claim upon which relief can be
                                             granted. On July 31, 2003, the Creditors' Committee
                                             filed a motion to join the Debtors' motion to
                                             dismiss. AIGE has moved to lift the stay. The Debtors
                                             and the Creditors' Committee took no position with
                                             respect to the motion. On July 24, 2003, the
                                             Bankruptcy Court entered an order granting the motion
                                             to lift stay on the briefing and submission of the
                                             motion to dismiss. On August 21, 2003, American Home
                                             filed its opposition to the motion to dismiss. On
                                             September 16, 2003, the Debtors and the Creditors'
                                             Committee filed their reply to American Home's
                                             opposition to ENE's motion to dismiss. Refer to
                                             Sections III.F.33., "Mahonia Prepaid Forward
                                             Contracts", IV.C.1.c(ii)(B)., "American Home
                                             Assurance Co. & Federal Insurance Co. v. Enron
                                             Natural Gas Marketing Corp., Enron Corp., JPMorgan
                                             Chase & Co., and American Public Energy Agency" and
                                             IV.C.1.d(iii)., "JPMorgan Chase Bank, for and on
                                             behalf of Mahonia Limited and Mahonia Natural Gas
                                             Limited v. Liberty Mutual Insurance Company,
                                             Travelers Casualty & Surety Company, St. Paul Fire
                                             and Marine Insurance Company, Continental Casualty
                                             Company, National Fire Insurance Company of Hartford,
                                             Fireman's Fund Insurance Company, Safeco Insurance
                                             Company of America, The Travelers Indemnity Company,
                                             Federal Insurance Company, Hartford Fire Insurance
                                             Company, and Lumbermens Mutual Casualty Company".

Duke Energy Trading and         02-03609     The plaintiffs have filed suit against ENE, EESI,      $150.3 million
Marketing, LLC and Duke                      ELFI, ENA, ENA Upstream, EPMI, and ERAC seeking a      $12 million
Energy Merchants, LLC v.                     declaration affirming the rights of each entity to
Enron Corp., Enron Energy                    set off its respective debts arising from a series of
Services, Inc., Enron                        forward contracts involving electricity, natural gas
Liquid Fuels, Inc., Enron                    and other commodities between the parties.
North America Corp., ENA                     Specifically, Duke Energy Trading & Marketing seeks a
Upstream Company, LLC,                       setoff of $150.3 million and Duke Energy Merchants
Enron Power Marketing, Inc.                  seeks a setoff of $12 million.  Duke also seeks a
and Enron Reserve                            declaration that the Enron entities are a "single
Acquisition Corp.                            business enterprise" thereby allowing Duke to pierce
                                             the corporate veil. On January 31, 2003, Duke filed
                                             an amended complaint under seal adding factual
                                             allegations regarding the single business enterprise
                                             theory. The Creditors' Committee has filed a motion
                                             to intervene and a motion to dismiss the amended
                                             complaint. On February 15, 2003, the Enron entities
                                             filed a motion to dismiss the claim for lack of
                                             standing and failure to state a claim upon which
                                             relief can be granted. On April 1, 2003, the
                                             Bankruptcy Court granted the Creditors' Committee's
                                             motion to intervene. On

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             April 17, 2003, the Bankruptcy Court entered a
                                             memorandum opinion ruling that Duke does not have
                                             standing to pierce the corporate veil or to seek the
                                             imposition of a constructive trust. On April 22,
                                             2003, the Bankruptcy Court issued an order dismissing
                                             the amended complaint. On April 30, 2003, Duke filed
                                             its notice of appeal. The parties have submitted
                                             briefs to the U.S. District Court for the Southern
                                             District of New York, oral arguments on the appeal
                                             were held on September 19, 2003, and the parties are
                                             awaiting a decision from the District Court.

Texaco, Inc. in its             03-02130     Texaco et al., including Bridgeline Holdings, has      Unspecified
individual capacity and as                   filed this adversary action seeking declarations as
sole general partner of                      to the rights, obligations and responsibilities of
Bridgeline Holdings, et al.                  the parties to an ISDA master agreement entered into
v. Enron North America Corp.                 between Texaco and ENA in April 1998.  On April 17,
                                             2003, ENA filed a motion to dismiss the adversary
                                             action for failure to state a claim upon which relief
                                             can be granted.

Amerada Hess Corp. et al v.      03-4770     Amerada Hess Corp., Amerada Hess Trading Co., L.L.C.   $6.1 million
Enron Corp. et al                            and Hess Energy Trading Co. (UK) Limited have filed a
                                             declaratory judgment action against ENE, ENA, EPMI,
                                             Enron Upstream, ERAC, EESI, ELFI and ECTRIC seeking
                                             the imposition of a constructive trust, a declaration
                                             that ENE's corporate veil should be pierced and a
                                             declaration affirming Amerada Hess's right to set off
                                             debts of approximately $6.1 million it owes the Enron
                                             entities against approximately $24.2 million the
                                             Enron entities owe Amerada Hess arising from various
                                             commodity and derivative trading contracts between
                                             the parties. The Enron defendants' answers were due
                                             on August 15, 2003. On July 17, 2003, Amerada Hess
                                             filed a motion to withdraw the reference. On August
                                             20, 2003, the Enron defendants filed a motion to
                                             dismiss the adversary proceeding. On September 8,
                                             2003, the Bankruptcy Court entered a stipulation and
                                             order governing the intervention of the Creditors'
                                             Committee. On September 18, 2003, the Creditors'
                                             Committee joined the Enron defendants' motion to
                                             dismiss.

Enron North America Corp.        03-6159     ENA seeks declaratory relief and recovery of           $8 million
v. The New York Times Co.                    approximately $8 million due and owing to ENA as a
                                             result of the NYT's early termination of an ISDA
                                             agreement entered into between the parties. ENA also
                                             seeks declarations that the arbitration provision is
                                             unenforceable and that NYT is not entitled to
                                             rescission of the agreement. On September 9, 2003,
                                             NYT filed its answer and counterclaim alleging that
                                             it relied to its detriment on ENA's fraudulent
                                             misrepresentations and seeking recovery of

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             approximately $629,000 representing the loss it
                                             suffered as a result of ENA's termination of the ISDA
                                             or in the alternative seeking a declaration that the
                                             contract between the parties is void.

Enron North America Corp.        03-8418     On August 11, 2003, ENA brought this adversary         $38.5 million
v. Canadian Imperial Bank                    proceeding seeking declaratory relief and recovery of
of Commerce                                  approximately $38.5 million (less cash collateral of
                                             approximately $9.8 million held by ENA) from CIBC for
                                             its failure to pay prepetition receivables and a
                                             termination payment resulting from CIBC's early
                                             termination of an ISDA master agreement entered into
                                             between the parties. CIBC filed its answer on
                                             September 18, 2003.

Enron North America Corp.        03-8764     On August 18, 2003, ENA filed an adversary proceeding  $4.1 million
v. Random House, Inc. &                      seeking declaratory relief and recovery of
Bertelsmann, Inc.                            approximately $4.1 million from Random House (and
                                             Bertelsmann as Guarantor) for Random House's failure
                                             to pay a termination payment resulting from
                                             defendants' early termination of an ISDA master
                                             agreement entered into between the parties. Random
                                             House filed its answer on September 29, 2003.

Enron Power Marketing, Inc.      03-8655     On August 13, 2003, EPMI filed an adversary            $4.1 million
v. Ash Grove Cement                          proceeding seeking declaratory relief and recovery of
Company, Inc.                                approximately $4.1 million from Ash Grove for its
                                             failure to pay a termination payment resulting from
                                             Ash Grove's early termination of a master power
                                             purchase and sale agreement entered into by the
                                             parties. On September 18, 2003, Ash Grove filed its
                                             answer to the complaint. On September 22, 2003, Ash
                                             Grove filed its answer and a motion to dismiss the
                                             adversary proceeding and to compel arbitration.

Enron Power Marketing, Inc.      03-8486     On August 12, 2003, EPMI filed this adversary          $4.5 million
v. Louisiana-Pacific Corp.                   proceeding seeking declaratory relief and recovery of
                                             approximately $4.5 million from Louisiana-Pacific for
                                             its failure to pay (i) a termination payment, (ii)
                                             liquidated damages, and (iii) an amount for the
                                             postpetition delivery of power, all due and owing
                                             pursuant to the terms of a master power purchase and
                                             sale agreement entered into by the parties. On
                                             September 30, 2003, the Bankruptcy Court entered a
                                             stipulation and order extending the time for
                                             Louisiana-Pacific to answer the complaint until 20
                                             days following the conclusion of the mediation.

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
Enron North America Corp.        03-9360     On September 26, 2003, ENA filed this action seeking   $45.2 million
v. Goldman Sachs Capital                     declaratory relief and recovery of approximately
Markets, L.P., et al.                        $45.2 million from Goldman Sachs Capital Markets,
                                             L.P. for its failure to pay a termination payment
                                             resulting from its early termination of an ISDA
                                             Master Agreement entered into between the parties.
                                             This adversary proceeding also seeks to recover
                                             damages from Goldman Sachs Group, L.P. and Goldman
                                             Sachs Group, Inc. as guarantors of the obligations of
                                             Goldman Sachs Capital Markets, L.P.

Enron Capital & Trade            03-9363     On September 26, 2003, ECTRIC filed this action        $5.1 million
Resources International                      seeking declaratory relief and recovery of
Corp. v. Louis Dreyfus LGP                   approximately $5.1 million from Dreyfus for its
Services, Ltd.                               failure to pay (i) a termination payment and (ii) an
                                             amount for postpetition delivery of propane, all due
                                             and owing pursuant to the terms of a Transaction
                                             Agreement and swap confirmation agreements entered
                                             into between the parties. The defendants' deadline to
                                             answer the complaint was extended to December 5, 2003
                                             by agreement of the parties.

Enron North America Corp.        03-9366     On September 26, 2003, ENA commenced this adversary    $1.4 million
v. Louis Dreyfus Plastics                    proceeding to seek declaratory relief and recovery of
Corp. n/k/a Louis Dreyfus                    approximately $1.4 million from Dreyfus for its
Energy Services, L.P.                        failure to pay a termination payment resulting from
                                             Dreyfus's early termination of a swap confirmation
                                             agreement entered into between the parties. The
                                             defendants' deadline to answer the complaint was
                                             extended to December 5, 2003 by agreement of the
                                             parties.

Enron Capital & Trade            03-9373     On September 26, 2003, ECTRIC filed this adversary     $2.6 million
Resources International                      proceeding seeking declaratory relief and recovery of
Corp. v. Louis Dreyfus                       approximately $2.6 million from Louis Dreyfus Corp.,
Corp., et al.                                Louis Dreyfus Energy, Ltd., and Louis Dreyfus
                                             Refining and Marketing, Ltd. for their failure to pay
                                             a termination payment resulting from Dreyfus's early
                                             termination of swap confirmation agreements entered
                                             into between the parties. The defendants' deadline to
                                             answer the complaint was extended to December 5, 2003
                                             by agreement of the parties.

Enron North America Corp.        03-9376     On September 26, 2003, ENA commenced this action,      $1.5 million
v. Louis Dreyfus Corp.                       seeking declaratory relief and recovery of
                                             approximately $1.5 million from Dreyfus for its
                                             failure to pay a termination payment resulting from
                                             Dreyfus's early termination of an ISDA Master
                                             Agreement entered into between the parties. The
                                             defendants' deadline to answer the complaint was
                                             extended to December 5, 2003 by agreement of the

        CASE STYLE*             ADV. NO.                    NATURE OF PROCEEDING                      AMOUNT**
----------------------------    --------     -----------------------------------------------------  -------------
                                             parties.

Enron North America Corp.        03-9377     On September 26, 2003, ENA filed this action, which    $2.7 million
v. Louis Dreyfus Energy                      seeks declaratory relief and recovery of
Services, L.P.                               approximately $2.7 million from Dreyfus for its
                                             failure to pay a termination payment resulting from
                                             Dreyfus's early termination of an ISDA Master
                                             Agreement entered into between the parties. The
                                             defendants' deadline to answer the complaint was
                                             extended to December 5, 2003 by agreement of the
                                             parties.

Enron North America Corp.        03-9517     On September 29, 2003, ENA filed this adversary        $125 million
v. AEP Energy Services, Inc.                 proceeding, which seeks declaratory relief and
                                             recovery of approximately $125 million from AEP for
                                             its failure to return excess collateral and to pay
                                             matured debts owed to ENA pursuant to the terms of
                                             (i) an ISDA agreement together with the "Schedule"
                                             and "Credit Support Annex" attached thereto, (ii) a
                                             GISB Base Contract for Short-Term Sale and Purchase
                                             of Natural Gas, and (iii) a series of other physical
                                             and financial contracts entered into between the
                                             parties. By agreement of the parties, AEP's deadline
                                             to answer has been extended to December 9, 2003.

Enron North America Corp.        03-9515     On September 29, 2003, ENA instituted this action,     $18 million
v. Maclaren Energy, Inc.                     seeking declaratory relief and recovery of
and Great Lakes Power, Inc.                  approximately $18 million from Maclaren and Great
                                             Lakes, as guarantor for Maclaren, for their failure
                                             to pay a termination payment resulting from
                                             Maclaren's early termination of an ISDA Master
                                             Agreement entered into between the parties. By
                                             stipulation between the parties, the defendants'
                                             deadline to answer has been extended to November 14,
                                             2003.

       CASE STYLE            ADV. NO.                        NATURE OF PROCEEDING                    AMOUNT**
--------------------------------------------------------------------------------------------------------------
Enron Power Marketing, Inc.  03-92640        On October 22, 2003, EPMI brought suit seeking         $3 million
v. Holcim (Us), Inc., f/k/a                  declaratory relief and payment of more than $3
Holman Inc.                                  million that is property belonging exclusively to
                                             EPMI's estate. EPMI alleges that Holcim has
                                             wrongfully exercised control over the property of
                                             EPMI's estate and breached its contractual
                                             obligations by failing to pay this debt to EPMI
                                             as required under the clear and express terms of
                                             a Master Power Purchase and Sale Agreement
                                             entered into between the parties on June 29,
                                             2001. The complaint asserts claims for
                                             declaratory relief, turnover, violation of the
                                             automatic stay, breach of contract and unjust
                                             enrichment.

* All cases are pending in the Bankruptcy Court or the U.S. District Court for the Southern District of New York.

**       Amounts are taken from pleadings and are approximate.

                  (ii)     DOMESTIC TRADING LITIGATION NOT REFERRED TO MEDIATION

                           (A)      CONNECTICUT RESOURCE RECOVERY AUTHORITY v.
ENRON CORP., ET. AL. INCLUDING ENRON POWER MARKETING, INC. (ADV. No. 02-02727, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On July 22, 2002, CRRA instituted this adversary proceeding seeking imposition of a constructive trust in the amount of $220 million against the Debtors' estates. CRRA's suit alleged that it was entitled to priority recovery of the $220 million, which was paid by a third party to EPMI, allegedly on CRRA's behalf in connection with a series of contracts for the generation, purchase, and sale of power. CRRA argued that the contracts were invalid at their inception. The Bankruptcy Court dismissed the adversary proceeding on April 17, 2003 and held that even assuming the contracts were invalid, CRRA had no legal interest or property right in the $220 million, and also that CRRA's allegation that it was entitled to special priority recovery status as a government agency was without merit. CRRA filed a motion for re-argument and reconsideration of the dismissal order, to which ENE filed its opposition on May 9, 2003. The Bankruptcy Court has denied CRRA's motion for reconsideration, and CRRA has filed a notice of appeal.

                           (B)      AMERICAN HOME ASSURANCE CO. & FEDERAL
INSURANCE CO. v. ENRON NATURAL GAS MARKETING CORP., ENRON CORP., JPMORGAN CHASE & CO., AND AMERICAN PUBLIC ENERGY AGENCY (ADV. No. 02-02171, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On March 15, 2002, American Home. and Federal Insurance Co. filed an adversary proceeding seeking a declaratory judgment and injunctive relief related to excess collateral payments in the approximate amount of $33.5 million held by JPMorgan Chase & Co. This matter relates to an April 1999 prepaid natural gas forward sale contract between ENGMC and American Public Energy Agency, a Nebraska political subdivision, in which APEA paid approximately $287 million to ENGMC for ENGMC's contract to deliver natural gas to APEA over a twelve year period. The plaintiffs' motion for summary judgment was heard on October 17, 2002. On February 25, 2003, the Bankruptcy Court entered a memorandum decision and order denying the plaintiffs' motion for summary judgment and granting ENE's and ENGMC's request for dismissal of the complaint. The plaintiffs filed their notice of appeal on March 5, 2003 and have filed their appellants' briefs. Refer to Sections III.F.33., "Mahonia Prepaid Forward Contracts", IV.C.1.c(i)., "Trading Litigation Referred to Mediation" and IV.C.1.d(iii)., "JPMorgan Chase Bank, for and on behalf of Mahonia Limited and Mahonia Natural Gas Limited v. Liberty Mutual Insurance Company, Travelers Casualty & Surety Company, St. Paul Fire and Marine Insurance Company, Continental Casualty Company, National Fire Insurance Company of Hartford, Fireman's Fund Insurance Company, Safeco Insurance Company of America, The Travelers Indemnity Company, Federal Insurance Company, Hartford Fire Insurance Company, and Lumbermens Mutual Casualty Company" for further information.

                           (C)      HENDRICKS, ON BEHALF OF HERSELF AND ALL
OTHERS SIMILARLY SITUATED AND ON BEHALF OF THE GENERAL PUBLIC v. DYNEGY POWER MARKETING, INC., ENRON ENERGY SERVICES, ENRON POWER MARKETING, INC., PG&E ENERGY TRADING, RELIANT ENERGY SERVICES, INC., SEMPRA ENERGY TRADING, SEMPRA ENERGY RESOURCES, SOUTHERN COMPANY ENERGY MARKETING, WILLIAMS ENERGY MARKETING AND TRADING, WILLIAM ENERGY SERVICES COMPANY, DUKE ENERGY TRADING AND MARKETING, L.L.C., NRG ENERGY, MORGAN STANLEY CAPITAL GROUP, INC. AND DOES 1 THROUGH 200 INCLUSIVE (WHOLESALE ELECTRICITY ANTITRUST CASES I & II, JUDICIAL COUNCIL COORDINATION PROCEEDING NOS. 4204-00005 AND 4204-00006, SUPERIOR COURT, SAN DIEGO COUNTY, CALIFORNIA). EPMI and EES have been sued in four separate cases, including the Hendricks class action, all alleging violations of the California anti-trust and unfair competition laws. The cases have now been consolidated in California state court, and are currently stayed as to EPMI and EES.

                           (D)      ENRON NORTH AMERICA CORP. v. ANTARRA
RESOURCES, INC. AND BADAK GAS MARKETING, INC. (No. 2000-42097, 157TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS). Badak Resources, a subsidiary of Antarra Resources, Inc., defaulted on a gas sales agreement with ENA. Antarra, Badak's parent, guaranteed performance under the contract. ENA's damages are approximately $8.4 million. Antarra claims ENA's damages are approximately $2.5 million. ENA's motion for summary judgment on the liability issue under the gas sales contract was granted on December 12, 2000. Antarra has filed a counterclaim alleging breach of a confidentiality agreement and fraud. Antarra has produced an expert report purportedly supporting a claim to $16.6 million in damages on its counterclaim. On October 10, 2001, Badak filed a plea in intervention, alleging claims for breach of contract and violations of the Texas Deceptive Trade Practices Act against ENA. The case has been stayed by ENA's bankruptcy filing. In October 2002, the court entered an order retaining the case on the docket.

                           (E)      FRONTERA GENERATION LIMITED PARTNERSHIP v.
ENRON POWER MARKETING, INC. AND ELECTRIC RELIABILITY COUNCIL OF TEXAS, INC. (ADV. No. 02-08004, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Frontera filed this adversary proceeding in January 2002 to recover funds held by EPMI and ERCOT in connection with EPMI's prepetition participation in the deregulated Texas electricity market. On September 26, 2002, the Bankruptcy Court approved a stipulation by EPMI and ERCOT in which the parties agreed that (1) issues relating to ERCOT's methodology and judgment and the accurate amounts in the two funds will be decided in accordance with the dispute resolution procedures provided for in the ERCOT protocols and (2) issues relating to ERCOT's ability to setoff, entitlement to funds paid by ERCOT to EPMI, and the imposition of a constructive trust are to be decided by the Bankruptcy Court after the dispute resolution proceedings have concluded. On December 10, 2002 the Bankruptcy Court entered an order granting ERCOT's relief from automatic stay to setoff mutual obligations. At a hearing on January 24, 2003 the Bankruptcy Court granted that the portion of ERCOT's motion seeking to stay the proceeding and compelled Frontera to submit its claim of supplemental jurisdiction to alternative dispute resolution.

                           (F)      SAFECO INSURANCE CO. OF AMERICA v. ISO NEW
ENGLAND, INC. (ADV. No. 01-03652, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On December 21, 2001, Safeco filed this action seeking a declaratory judgment that NEPOOL's prepetition demands under certain performance bonds were premature and had no legal effect. If such demands were proper, Safeco seeks a determination of the proper amounts due under the performance bonds.

                  (iii)    CANADIAN TRADING CASES NOT REFERRED TO MEDIATION

                           (A)      ENRON CANADA CORP. v. ANADARKO ENERGY LTD.
(No. 0201-09567) (QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CANADA). In January 1996, Enron Canada and Anadarko entered into a one-way master firm gas purchase/sale agreement. In November 2001, Anadarko gave notice that it intended to terminate the agreement on the basis that ENE's credit rating downgrade constituted a "triggering event" as the term is defined in the agreement thereby giving it the right to terminate the agreement. Enron Canada alleges that no "triggering event" took place and therefore Anadarko is in breach of the agreement for its failure to deliver gas pursuant to the terms of the agreement. Enron Canada seeks to recover $23.3 million for gas delivered, deficiency damages and early termination damages.

                           (B)      ENRON CANADA CORP. V. AQUILA CANADA CORP. &
AQUILA, INC. ARBITRATION (No. 0301-01202, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada commenced this proceeding against Aquila to recover net AR/AP of approximately $1.9 million and approximately $21.8 million due to Enron Canada as a result of Aquila's early termination of multiple gas purchase and sale agreements and an ISDA agreement between the parties. Aquila seeks to pierce the corporate veil and contends it has the right to setoff from all Enron affiliates.

                           (C)      ENRON CANADA CORP V. CINERGY CANADA, INC.
AND CINERGY CORP. (No. 0201-15435) (QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada and Cinergy Canada agreed to transactions for the sale and delivery of gas governed by GTCs containing two-way damage calculations. Enron Canada terminated the confirmation on the grounds that Cinergy Canada failed to make payments owed to Enron Canada for gas deliveries. Enron Canada also made a demand to Cinergy Corp. for the amounts owed by Cinergy Canada pursuant to the guaranty agreement Cinergy Corp. executed guaranteeing Cinergy Canada's obligations to Enron Canada. Cinergy Corp. also refused to pay for the gas deliveries. Enron Canada seeks damages of $7.4 million plus interest. Cinergy Corp.'s request for a stay of these proceeding in the Alberta courts on the basis of a claim it recently filed in Bankruptcy Court alleging that ENE and all of its affiliates were a single business unit was denied. Cinergy has appealed. The parties have reached a tentative settlement.

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                           (D)      ENRON CANADA CORP. v. IMC CANADA LTD. AND
IMC CANADA LTD., COUNTERPLAINTIFF V. ENRON CANADA CORP., COUNTERDEFENDANT (No. 0101-22287, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY) AND ENRON CANADA CORP. V. IMC CANADA LTD. AND IMC CANADA LTD., COUNTERPLAINTIFF V. ENRON CANADA CORP., COUNTERDEFENDANT (AMERICAN ARBITRATION ASSOCIATION, NEW YORK, NEW
YORK). On October 25, 2000, Enron Canada and IMC entered into a two-way ISDA Master Agreement. IMC failed to make payments due under the ISDA in December 2000 and Enron Canada terminated the agreement. Enron Canada made demand for $814,000 under a letter of credit posted by IMC as collateral pursuant to the ISDA. IMC sought, unsuccessfully, an injunction preventing Enron Canada from making the demand, and IMC has appealed the denial of its injunction.

                  In a related proceeding, on July 23, 2002, Enron Canada commenced arbitration proceedings claiming a receivable of over CDN $2 million and mark-to-market losses of almost CDN $19 million. In its statement of counterclaim and answering statement, IMC alleges (1) that it was fraudulently induced by Enron Canada to enter into the ISDA Agreement and therefore was entitled to damages from Enron Canada in an amount not less than $13 million;
(2) that Enron Canada wrongfully declared that IMC breached the ISDA Agreement and this in itself is a breach of the ISDA Agreement by Enron Canada; (3) the condition precedent under the ISDA Agreement has not been fulfilled and therefore IMC is not under any payment obligation to Enron Canada; and (4) Enron Canada is barred from making a claim based on estoppel. IMC and Enron Canada have, through mediation, settled their claims. The necessary approval has been obtained in the bankruptcy proceeding.

                           (E)      ENRON CANADA CORP. v. MIRANT CANADA ENERGY
MARKETING LTD. AND MIRANT CANADA ENERGY MARKETING, LTD, COUNTERPLAINTIFF V. ENRON CANADA CORP., COUNTERDEFENDANT (No. 0201-05552, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada filed suit against Mirant Canada Energy Marketing Ltd. seeking mark-to-market losses of $45.6 million pursuant to two GTCs entered into between the parties. Mirant Canada alleges it had the right to terminate the GTCs on the basis of ENE's credit rating downgrade. Mirant Canada denies that Enron Canada lawfully terminated the GTCs and that even if ECC properly terminated the GTCs, Enron Canada incorrectly calculated the amounts owing under the GTCs. Mirant Canada also claims the right to set off amounts owing by ENA to its parent on the basis of a setoff provision in the GTCs. Mirant Canada also seeks setoff in the basis of the EnronOnline(R) electronic transaction agreement to the extent of the EnronOnline(R) mark-to-market positions. Enron Canada had taken steps to pursue Mirant (U.S. parent) on its $30 million guarantee, but attempts to collect on the guarantee are currently stayed as a result of Mirant's chapter 11 filing. In addition, Mirant Canada has filed for creditor protection under the Canadian Company Creditors Arrangement Act. Enron Canada is evaluating the effect of this filing.

                           (F)      ENRON CANADA CORP. v. PETRO-CANADA (No.
0301-01069, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Enron Canada and Petro-Canada entered into a one-way master gas purchase/sale agreement dated September 8, 1997 and amended on October 4, 2000. On February 6, 2003, Enron Canada filed an amended statement of claim against Petro-Canada, 177293 Canada Ltd., 676071 Alberta Ltd. and Petro Canada Oil and Gas to recover termination damages in the amount of $148.4 million and deficiency damages in the amount of $681,000 and interest on such amounts. Petro-Canada, 177293 and 676071

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carry on business in partnership under the name Petro Canada Oil & Gas.
Petro-Canada alleges it validly terminated the agreement as result of the material alteration clause and that the deemed to zero clause operates to eliminate Enron Canada's claim to its mark-to-market. Enron Canada maintains Petro-Canada's notices were invalid because they failed to provide Enron Canada adequate time to post collateral to cure the material alteration clause. Enron Canada also maintains the "one way" clause is a penalty and unenforceable.

                           (G)      ENRON DIRECT CANADA CORP., IN RECEIVERSHIP;
EESC IN BANKRUPTCY. Enron Canada has claims against EDCC in receivership and EESC in bankruptcy for CDN $12 million and $8 million, respectively. Quaker Oats continues to substantially impede the orderly receivership of EDCC by seeking court-ordered replacement of the bankruptcy receiver, Richter Allen & Taylor, by alleging complicity with Enron Canada, conflict of interest, and other misconduct. The court has appointed a former Justice of the Court of Queen's Bench to investigate whether EDCC properly disposed back-to-back contracts with retail customers and Enron Canada to a third party for a commercially reasonable price. Quaker was ordered to post CDN $600,000 by a letter of credit as security for costs for the application and as a condition precedent to the continuation of the challenge. The investigator prepared its report, which was submitted to the court in September 2003. Final orders settling all matters and resulting in a payout of approximately $6.8 million to ECC were entered on September 26, 2003. ECC anticipates an additional nominal distribution in the next 6-12 months.

                           (H)      CALPINE CANADA NATURAL GAS PARTNERSHIP v.
ENRON CANADA CORP. AND ENRON CANADA CORP, COUNTERPLAINTIFF v. CALPINE CANADA NATURAL GAS PARTNERSHIP, COUNTERDEFENDANT (No. 0201-02256) (QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). In 1995 and 1996, Enron Canada and Calpine entered into two one-way master firm gas purchase/sale agreements. Calpine has filed suit alleging that various "triggering events," as the term is defined in the agreements, occurred thereby giving it the right to terminate the agreement. Calpine seeks damages of $1.5 million plus interest. In its counterclaim, Enron Canada seeks setoff of the account receivable and mark-to-market damages of over $36.5 million.

                           (I)      DOMCAN BOUNDARY CORP. v. ENRON CANADA CORP.
(No. 0201-01117, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). In August 1998, Domcan and Enron Canada entered into a master firm gas purchase/sale agreement. In December 2001, Domcan terminated the agreement due to the ENE's downgrade alleging that the downgrade constituted a "triggering event" as the term is defined in the agreement thereby allowing Domcan to terminate the agreement. On January 18, 2002, Domcan filed suit seeking to recover $1.1 million for gas delivered by Domcan to Enron Canada. Domcan also seeks a declaration that Domcan properly terminated the Agreement. Enron Canada filed a counterclaim seeking setoff and recovery of mark-to-market losses of $15.9 million.

                           (J)      MARATHON CANADA LIMITED v. ENRON CANADA
CORP. (No. 0201-02692, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). On January 30, 1995, Tarragon Oil and Gas Ltd., predecessor to Marathon, and Enron Canada entered into a firm gas purchase and sale agreement. Marathon alleges a triggering event occurred when ENE's credit rating was downgraded. Marathon gave Enron Canada notice that it was terminating the agreement. On May 8, 2002, Marathon Canada Limited, successor to Tarragon, filed a suit

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against Enron Canada to recover amounts owed for gas deliveries. Marathon seeks judgment in the amount of CDN $560,000 plus interest and a declaration that it validly terminated the Agreement. In its counterclaim, Enron Canada alleges that Marathon failed to deliver gas and this breach gave Enron Canada the right to terminate the agreement. Enron Canada seeks its mark-to-market CDN $77.5 million and setoff.

                           (K)      MURPHY OIL Co., LTD. v. ENRON CANADA CORP.
(0201-0379, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). Murphy Oil Company Ltd. entered into a master firm gas purchase agreement with Enron Gas Marketing, Inc. on September 1, 1992, that was subsequently assigned to Enron Canada. Murphy terminated the agreement as a result of ENE's credit rating downgrade. In its suit Murphy claims $1.6 million for gas delivered to Enron Canada. In its counterclaim, Enron Canada alleges Murphy wrongfully repudiated the agreement and seeks setoff of all amounts owed by Enron Canada to Murphy, should setoff be allowed in a related lawsuit between Enron Canada and Murphy Canada Exploration Co. In the Murphy Canada Exploration litigation, Murphy Canada Exploration Company entered into a master firm gas purchase/sale agreement with Enron Canada on July 11, 1995. MCE terminated the agreement in December 2001 based on ENE's credit rating downgrade, and in turn, Enron Canada terminated the agreement on the grounds that MCE wrongfully repudiated the agreement. MCE has filed suit, seeking receivables of over CDN $200,000 and $800,000. In its counterclaim, Enron Canada seeks setoff and recovery of mark-to-market losses of approximately CDN $30 million.

                           (L)      RELIANT ENERGY SERVICES, INC., ET AL. v.
ENRON CANADA CORP. (No. 02-706, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON, DIVISION; APP. NO. 02-20447, U.S. COURT OF APPEALS, FIFTH CIRCUIT). In March 2002, Reliant sued Enron Canada in the United States District Court for the Southern District of Texas seeking to recover approximately $78 million that Reliant claimed was due under a Master Netting Agreement entered into by Reliant affiliates, on the one hand, and Enron Canada on the other. Reliant also sought injunctive relief requiring Enron Canada to deposit $78 million in the registry of the court pending disposition of the suit. After an emergency hearing in March 2002, the court denied Reliant's request for injunctive relief and granted Enron Canada's motion to dismiss the case in its entirety. The Fifth Circuit Court of Appeals reversed Judge Harmon's dismissal of Reliant's claims and remanded the case to the trial court for further proceedings.

                           (M)      TALISMAN ENERGY, INC. v. ENRON CANADA CORP.
AND ENRON CANADA CORP., COUNTERPLAINTIFF v. TALISMAN ENERGY, INC., COUNTERDEFENDANT (No. 0201-02606, QUEEN'S BENCH OF ALBERTA, JUDICIAL DISTRICT OF CALGARY). In February 2002, Talisman filed suit to recover $2 million allegedly owed for gas delivered to Enron Canada pursuant to a one-way master firm gas purchase/sale agreement between the parties. Enron Canada has filed a counterclaim alleging that Talisman failed to deliver gas pursuant to the terms of the agreement constituting a triggering event that allowed Enron Canada to terminate the agreement. Enron Canada seeks an order from the court directing that a setoff be applied and seeks recovery of mark-to-market damages of over $45 million; and Talisman Energy, Inc. v. Enron Canada Corp. and Enron Canada Corp., counterplaintiff v. Talisman Energy, Inc., counterdefendant. In January 1999, EEC and Talisman entered into a two-way ISDA agreement. Talisman filed suit in February 2002 alleging that various "triggering events," as the term is defined in the agreement, occurred thereby giving it the right to terminate the agreement.

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Talisman seeks damages in the amount of $5 million plus interest. Enron Canada has filed a counterclaim seeking setoff of the amount due in the related action, which is in the amount of $45.2 million.

                  D.       LITIGATION RELATED TO STRUCTURES

                           (i)      JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
AND AS COLLATERAL AGENT FOR CHEROKEE FINANCE V.O.F. AND ENRON FINANCE PARTNERS, L.L.C., AND AS ATTORNEY IN FACT FOR SEQUOIA FINANCIAL ASSETS, L.L.C. v. ENRON CORP., ENRON NORTH AMERICA CORP. AND ENRON POWER MARKETING, INC. (ADV. No. 01-03637, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On December 11, 2001, JPMCB filed this adversary proceeding seeking
(1) turnover from ENE, ENA, and EPMI of accounts receivable, commercial paper, cash, and other property worth in excess of $2.1 billion, (2) an accounting of these assets, and (3) an injunction to prevent the Enron defendants' use of such assets. JPMCB claims that the assets are being held by ENE, but are owned by Sequoia, Cherokee, and EFP pursuant to two separate accounts receivable acquisition transactions involving the Enron defendants, whereby the Enron defendants sold the receivables, but whereby ENE acted as servicer to handle accounting, billing, collection, cash management, and reporting of the receivables. JPMCB alleges that the Enron defendants and their estates hold the assets merely as servicer and that they transferred title to the assets to Sequoia, Cherokee, and EFP prior to the Petition Date; therefore they are not assets of the bankruptcy estate. JPMCB and the Enron defendants have entered into a series of stipulations to extend the Enron defendants' answer date to November 18, 2003.

                           (ii)     THE BANK OF NEW YORK, AS INDENTURE TRUSTEE
OF AND ATTORNEY-IN-FACT FOR MARLIN WATER TRUST, HSBC TRINKAUS & BURKHARDT KGAA, D.E. SHAW LAMINAR PORTFOLIOS, L.L.C., APPALOOSA MANAGEMENT, L.P., OZ MANAGEMENT, L.L.C., AND OZF MANAGEMENT, L.P. v. ENRON CORP., ET AL. AND THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF ENRON CORP., ET AL. (ADV. No. 02-02380, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On May 9, 2002, The Bank of New York, as Indenture Trustee under the Marlin Supplemental Indenture, along with several holders of Marlin II Notes, commenced an adversary proceeding seeking a declaratory judgment that(pound)73 million of proceeds from the prepayment of the Azurix Europe Deed on December 5, 2001 could be distributed, pro rata, to the holders of the Marlin notes. The basis of the noteholders' claims is that the proceeds of the Azurix Europe Deed are not property of ENE's estate and should be distributed, pro rata, to the noteholders in satisfaction of the alleged security obligation made on the Marlin notes. After the Bankruptcy Court denied the defendants' motion to stay, the defendants filed their answers on November 18, 2002. The Creditors' Committee and ENE have pleaded that the operative documents do not result in a pledge of the proceeds to the noteholders in connection with the Marlin II transaction, but instead only with respect to the Marlin I Notes, through the date of their repayment. The Bankruptcy Court issued summary judgment in favor of the noteholders, and on June 9, 2003, the Creditors' Committee filed a notice of appeal and an emergency motion to stay the order granting the summary judgment. The matter has been settled, and the adversary proceeding was dismissed with prejudice on August 12, 2003. Refer to Section III.F.36.f., "Structure Resolution" for information relating to settlement of this litigation.

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                           (iii)    JPMORGAN CHASE BANK, FOR AND ON BEHALF OF
MAHONIA LIMITED AND MAHONIA NATURAL GAS LIMITED v. LIBERTY MUTUAL INSURANCE COMPANY, TRAVELERS CASUALTY & SURETY COMPANY, ST. PAUL FIRE AND MARINE INSURANCE COMPANY, CONTINENTAL CASUALTY COMPANY, NATIONAL FIRE INSURANCE COMPANY OF HARTFORD, FIREMAN'S FUND INSURANCE COMPANY, SAFECO INSURANCE COMPANY OF AMERICA, THE TRAVELERS INDEMNITY COMPANY, FEDERAL INSURANCE COMPANY, HARTFORD FIRE INSURANCE COMPANY, AND LUMBERMENS MUTUAL CASUALTY COMPANY (CASE No. 01-CV-11523, UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (REMOVED FROM THE NEW YORK SUPREME COURT)). On December 11, 2001, JPMCB filed a declaratory judgment action in the Supreme Court of the State of New York seeking a declaration that the defendant insurance companies were obligated to pay amounts allegedly owing under the terms of surety bonds by which they guaranteed obligations of ENGMC and ENA in favor of Mahonia Limited or Mahonia Natural Gas Limited. This dispute arose as a result of the defendant insurance companies' refusal to pay amounts JPMCB alleged were due and owing in favor of Mahonia, pursuant to the terms of bonds defendants issued that guaranteed commodity trades between the Enron entities and Mahonia. The transactions allegedly enabled the Enron entities to (a) book the "sale" price as earnings, although simultaneously burdening the company with an obligation to purchase the same contracts back within months, and (b) obtain what was in essence a loan, without having to book the liability on its balance sheet. JPMCB, however, alleged that the insurance companies were aware of the details of the complex deals and brought the complaint against the insurers.

                  The case went to trial on January 2, 2003. On the eve of trial, a settlement was reached whereby defendants agreed to pay JPMCB 60% of the amount underwritten, or approximately $600 million dollars. A stipulation and order of dismissal was entered by the court on January 6, 2003. According to media accounts describing the settlement, JPMCB also assigned its indemnity rights against the Enron entities to the defendant insurance companies.

                  E.       REGULATORY RELATED LITIGATION

                           (i)      FERC LITIGATION. FERC has instituted several
investigations, some of which have resulted in FERC enforcement actions, as well as other material litigation involving FERC, which is described below. Refer to
Section IV.C.2.b., "FERC Investigations" for further information.

                                    (A) FERC ENFORCEMENT ACTIONS. FERC
identified specific instances in which EPMI, ECTRIC, and PGE may have engaged in possible misconduct under the FPA. As a result, on August 13, 2002 FERC initiated five separate investigations into possible violations by the aforementioned companies and others.

                                        (1)  AVISTA CORP., DOCKET No.
EL02-115-000. This FERC proceeding involves allegations of improper trades among EPMI, PGE, Avista Corporation and Avista Energy, Inc. Issues involving Enron Companies were moved to Docket No. EL02-114 and subsequently to Docket No. EL03-137. Certain of the parties to the proceeding, including FERC Trial Staff, have reached a settlement. Although some of the parties to the proceeding contested the settlement, the Presiding Judge certified the settlement, and it is now pending before FERC. FERC has the authority to accept a contested settlement.

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The contested settlement would not impose penalties upon any Enron entity. If the settlement is approved, the case will conclude and the Enron entities will have no liability.

                                        (2)  EL PASO ELEC. Co., DOCKET No.
EL02-113-000. This FERC proceeding involves an investigation and hearing into whether EPMI and ECTRIC may have violated the terms of their market-based rate authority by entering into a relationship with El Paso Electric Company without fully informing FERC. On July 15, 2003, the Presiding Administrative Law Judge issued an initial decision seeking disgorgement of estimated EPMI profits of $32.5 million. EPMI has appealed that decision to FERC itself by filing a brief on exceptions. Briefs on exceptions to FERC have also been filed by the State of California and PG&E. Both parties are asking for disgorgement of $2.97 billion.

                                        (3)  PORTLAND GENERAL ELEC. Co., DOCKET
Nos. EL02-114-000, EL02-115-001. This FERC proceeding involves issues surrounding the relationship between EPMI and PGE. In this action, FERC seeks disgorgement of an estimated $40 million in EPMI profits. Refer to Section VIII.C.14., "FERC Investigation of Trading Activities" for further information regarding PGE Litigation and Government Investigation. On August 27, 2003, PGE and FERC trial staff filed a settlement with the Administrative Law Judge and requested certification of the settlement to the FERC. By an October 1, 2003 order, the Presiding Administrative Law Judge severed many issues in this proceeding related to EPMI and consolidated them with Docket No. EL03-137.

                                        (4)  AMERICAN ELECTRIC POWER SERVICES
CORP., ET AL., DOCKET Nos. EL03-137-000, ET AL.,. On June 25, 2003, FERC issued an order alleging market manipulation by EPMI, EESI, PGE, and 48 other companies. On July 25, 2003, EESI and EPMI filed a request for rehearing of the June 25 order. On July 17, 2003, the ISO provided data to EPMI, EESI, PGE and other parties regarding activity in California. The remaining Enron entities filed their response on September 2, 2003. A procedural schedule is to be released in early November 2003, and testimony is due in early March 2004. A hearing is to be held in mid-March 2004. With regard to EPMI's and EESI's request for rehearing, FERC has extended the time in which it may act on petitions for rehearing, and there is no date upon which FERC is required to act. FERC may seek disgorgement of profits for sales made during the period from January 2000 to October 1, 2000.

                                        (5)  ENRON POWER MARKETING, INC. AND
ENRON ENERGY SERVICES, INC., ET AL., DOCKET No. EL03-180-000. Also on June 25, 2003, FERC issued an order alleging that EPMI and EESI "worked in concert" with ten others to violate the ISO tariff, and that the 24 named companies (including EPMI and EESI) failed to notify FERC of various relationships, in violation of market rate certificates. This proceeding will cover the period from January 1, 2000 through June 20, 2001, and may be in addition to any refunds that may be ordered by FERC from October 2, 2000 forward. EPMI and EESI filed their responses to FERC's allegations on September 2, 2003. On July 25, 2003, EPMI and EESI filed a request for rehearing of FERC's June 25 order. With regard to EPMI's and EESI's request for rehearing, FERC has extended the time in which it may act on petitions for rehearing, and there is no date upon which FERC is required to act. EPMI and EESI filed initial testimony in this proceeding on October 3, 2003, and the hearing is scheduled to commence on April 13, 2004.

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                                  (B)   QUALIFYING FACILITY ACTION

                                        (1)  CABAZON POWER PARTNERS, L.L.C., ET
AL. v. SOUTHERN CALIFORNIA EDISON COMPANY (No. BC249688, SUPERIOR COURT, LOS ANGELES COUNTY-CENTRAL DISTRICT, CALIFORNIA). Cabazon Power, a wholly owned subsidiary of Wind, and other power project companies owned or managed by Wind, sued Southern California Edison for non-payment of approximately $10 million owed to them for electrical energy generated by the companies during the period November 2000 through March 2001 and delivered to Southern California Edison under various PPAs. The parties entered into a standstill agreement for the period ending June 2002, pending a proposed settlement. Settlement negotiations were unsuccessful. A status conference was held on October 3, 2002 setting a trial date of April 30, 2003. This matter will be settled in connection with the proposed qualified facilities settlement that has been approved by the Bankruptcy Court and the California PUC. On August 28, 2003, the trial court entered a dismissal of the proceeding.

                                  (C)   OTHER FERC ACTIONS

                                        (1)  SAN DIEGO GAS & ELECTRIC v. SELLERS
OF ENERGY AND ANCILLARY SERVICES ET AL., INCLUDING EPMI AND EES, AS WELL AS PGE, DOCKET No. EL00-95 ET SEQ., (CALIFORNIA ELECTRICITY REFUND PROCEEDING). Refer to
Section VIII.C.11., "California Electricity Refund Proceeding" for further information. California Utilities filed a complaint with FERC seeking refunds for wholesale electricity prices in California's single auction spot markets that the California Utilities allege were unjust and unreasonable. The California Utilities have been joined by various California State Agencies and the California Attorney General. They seek in excess of $9 billion in refunds from all market participants. Under the FPA, the refund period is limited to October 2, 2000 through June 20, 2001. The matter was tried before an administrative law judge during 2001 and 2002 and recommendations were made to FERC as to the methodology for calculating refunds. FERC is still considering the final refund formula to be used. In addition, as a result of 100 days of discovery ordered by FERC into allegations of market manipulation, the California parties are seeking to extend the refund period back to May 2000 and increase the scope of transactions for which refunds will be ordered. The California parties have also made allegations of improper conduct against EPMI and EES that they allege must be taken into account in determining refund liability as well as other sanctions. Until FERC determines the final formula to be used for calculating refunds, it is not possible to estimate EPMI's and EES's potential refund liability. Moreover, since the Enron entities were both purchasers and sellers, to the extent that EPMI and EES are owed refunds, those amounts could offset any refund liability assessed against the Enron entities. The Enron entities may not know the amount assessed against them for refund liability until the fourth quarter of 2003 or first quarter of 2004. The Enron entities have posted with the PX substantial prepetition cash collateral (approximately $135.6 million) that FERC has ordered be held pending resolution of the refund hearing. In addition, the Automated Power Exchange is holding approximately $2 million in prepetition cash collateral pending final resolution of refund liability. EPMI and EES may have the opportunity to prove at the end of the refund case that if they are ordered to pay refunds, their cost of acquiring the energy warrants a reduction in refund liability.

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                           (2)      PUGET SOUND ENERGY INC. V. ALL
JURISDICTIONAL SETTLERS OF ENERGY ET AL., INCLUDING EPMI, AS WELL AS PGE. DOCKET NO. EL01-10 ET SEQ., (PACIFIC NORTHWEST REFUND PROCEEDING). Certain Pacific Northwest Utilities alleged that they had been charged unjust and unreasonable prices for wholesale electricity they purchased in the wholesale electricity market for the Pacific Northwest. ENE's total transactions in this market during the refund period from December 25, 2000 to June 20, 2001 exceeded $3 billion. This matter was tried in September 2001. In December 2001, an administrative law judge recommended that no refunds be awarded because she determined a competitive market was operating. FERC reopened the record to allow additional discovery into allegations of market manipulation during 2002 and 2003. On June 2, 2003, FERC heard oral argument on the question of whether to reopen the record or adopt the administrative law judge's recommendation. On June 26, 2003, FERC issued an order affirming the administrative law judge's recommendation that no refund be awarded. Requests for rehearing have been filed, which FERC has granted. If FERC does not reverse its prior decision, the parties will have an opportunity to appeal FERC's decision to the federal court of appeals.

                           (3)      NEVADA POWER COMPANY & SIERRA PACIFIC POWER
COMPANY V. ENRON POWER MARKETING, INC. (NO. EL 02-28-000, FEDERAL ENERGY REGULATORY COMMISSION). In 2001, NPC entered several large long-term electricity contracts with EPMI. NPC filed a complaint with FERC requesting that the cost of energy in the parties' contract be mitigated because of EPMI's alleged manipulation of the electricity markets in the western United States. The value of the NPC contract to EPMI is approximately $300 million. In December 2002, the FERC administrative law judge issued a decision that NPC and SPPC failed to prove that the contracts were unfair and should be set aside. On June 26, 2003, FERC issued an order confirming the administrative law judge's initial decision and dismissing the complaints. On November 10, 2003, FERC denied SPPC and NPC's request for rehearing on the June 26, 2003 order reaffirming its earlier confirmation of the administrative law judge's decision.

                           (4)      SIERRA PACIFIC POWER COMPANY AND NEVADA
POWER COMPANY V. ENRON POWER MARKETING, INC. (NO. EL04-1-000, FEDERAL ENERGY REGULATOR COMMISSION). On October 6, 2003, SPPC and NPC filed a complaint against EPMI. The complaint primarily seeks a determination that EPMI did not validly terminate its agreements with SPPC and NPC. FERC has ordered EPMI to respond to the requests for interim relief by October 15, 2003 and to respond on the merits by October 27, 2003. EPMI filed a response regarding the requests for interim relief on October 15, 2003 and filed its response on the merits of the case on October 27, 2003. Refer to Section IV.C.1.c(i)., "Trading Litigation Referred to Mediation" for further information on litigation involving SPPC, NPC and the Debtors.

                           (5)      ENRON POWER MARKETING, INC. V. CALIFORNIA
POWER EXCHANGE CORPORATION (NO. 01-00901-CM, U.S. DISTRICT COURT, CENTRAL DISTRICT OF CALIFORNIA), IN RE CALIFORNIA POWER EXCHANGE CORPORATION (NO. LA-01-16577-ES, U.S. BANKRUPTCY COURT; CENTRAL DISTRICT OF CALIFORNIA, LOS ANGELES DIVISION), AND CORAL POWER, L.L.C., ENRON POWER MARKETING, INC., ET AL.
V. CALIFORNIA POWER EXCHANGE CORPORATION (DOCKET NOS. EL01-36-000, EL-01-37-000, EL01-43-000, EL01-29-000, AND EL01-33-000, FEDERAL ENERGY REGULATORY COMMISSION). On January 31, 2001, the PX drew down on $140

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million of EPMI's collateral as a result of EPMI's alleged breach of the PX tariff. EPMI filed suit in federal district court in Los Angeles requesting that the court: (1) grant a temporary injunction placing all EPMI's collateral in escrow pending resolution of the PX breach of tariff claim and (2) enjoin any assessment of "charge backs" until the issue can be resolved at FERC. On February 9, 2001, the district court granted EPMI's request for a temporary restraining order. EPMI and the PX have now entered into a stipulated injunction granting all of EPMI's requested relief. EPMI also filed a FERC action requesting that FERC interpret the PX charge-back provisions of the PX tariff. FERC issued a ruling that the PX charge-back methodology was unjust and unreasonable. Notwithstanding FERC's ruling, the PX refuses to refund the collateral. EPMI filed a request for clarification of FERC's previous order. FERC has ruled that the PX can retain the $140 million pending the outcome of the California refund case. In July 2002, the PX, Coral Power, and Constellation Power Source filed notices of appeal in the Ninth Circuit Court of Appeals requesting that the court address the justness and reasonableness of the wholesale electricity rates of public utility sellers of ancillary services in spot markets operated by the ISO and PX.

                           (6)      CHALLENGE OF THE CALIFORNIA ATTORNEY GENERAL
TO MARKET-BASED RATES. On March 20, 2002, the California Attorney General filed a complaint with FERC against various sellers in the wholesale power market, including PGE and EPMI, alleging that FERC's market-based rates violate the FPA, and, even if market-based rate requirements are valid, that the quarterly transaction reports filed by sellers do not contain the transaction-specific information mandated by the FPA and FERC. The complaint argued that refunds for amounts charged between market-based rates and cost-based rates should be ordered. The FERC denied the challenge to market-based rates and refused to order refunds, but did require sellers, including PGE and EPMI, to refile their quarterly reports to include transaction-specific data. The California Attorney General has appealed FERC's decision to the Ninth Circuit Court of Appeals.

                  (ii)     STATE REGULATORY LITIGATION

                           (A)      ENRON ENERGY SERVICES, INC. AND ENRON ENERGY
MARKETING CORP. V. PACIFIC GAS & ELECTRIC CO. (NO. 01-01-032, PUBLIC UTILITY COMMISSION, STATE OF CALIFORNIA). EESI and EEMC have filed a claim with the California PUC against PG&E for $400 million for unpaid power exchange credits owed by PG&E as a result of rising energy prices during the 2001 California energy crisis. The case is currently stayed because of ongoing settlement discussions between the parties. PG&E has filed a counterclaim based on EPMI's alleged manipulation of the energy market.

                           (B)      CALIFORNIA INDEPENDENT SYSTEM OPERATOR. EPMI
has notified the ISO that during both prepetition and postpetition periods one of its contractors that read retail and commercial meters made an error that resulted in EPMI under-reporting the amount of electrical energy consumed by its customers. EPMI has some postpetition collateral posted with ISO that may or may not pay for the shortfall as a result of the meter reading errors. In order to resolve the problem, EPMI and its vendor are in the process of providing corrected meter data which may take several months. Thereafter, the ISO will have to resettle each day for the California market to determine what additional amounts, if any, are owed by EPMI. This recalculation could take a significant period of time. Until the corrected data has been provided

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to the ISO and they have resettled their markets, it is not possible to reliably estimate the total amount of under reporting liability.

                  (iii)    CFTC

                           (A)      UNITED STATES COMMODITY FUTURES TRADING
COMMISSION V. ENRON CORP. AND HUNTER SHIVLEY (NO. 03--909, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION). On March 12, 2003, the CFTC filed this action in the United States District Court for the Southern District of Texas alleging that in July 2001, ENE and Shivley, an ENE employee with supervisory responsibilities over the central desk of the Enron Companies' natural gas trading operations, engaged in a scheme to manipulate the price of natural gas in the Henry Hub next-day gas spot market trading on EnronOnline(R). The complaint alleges that these actions directly and adversely affected the NYMEX August 2001 natural gas futures contract by causing the Henry Hub prices to become artificial. The CFTC further alleges that from September 2001 through December 2001, EnronOnline(R) was operated as an illegal, unregistered futures exchange under the Commodity Exchange Act. The CFTC also alleges that from December 2000 through December 2001, ENE further violated the Commodity Exchange Act by offering to trade a lumber swaps contract that was actually an illegal, agricultural commodity futures contract. The CFTC seeks injunctive relief and recovery of unspecified civil monetary penalties in amounts not to exceed $120,000 or triple the monetary gain to ENE and Shivley for each violation of the Commodity Exchange Act. ENE has received an extension of time to file its answer until September 18, 2003. On April 10, 2003 Shivley filed a motion to dismiss the price manipulation claim on the grounds that the CFTC has failed to state a claim upon which relief can be granted. On May 5, 2003, the CFTC filed a memorandum opposing Shivley's motion to dismiss. On September 19, 2003, ENE filed its motion to dismiss for failure to state a claim.

         f.       OTHER MATERIAL LITIGATION

                  (i)      LAWSUITS RELATED TO BRIDGELINE

                           (A)      BRIDGELINE HOLDINGS, L.P. BRIDGELINE STORAGE
COMPANY, LLC AND BRIDGELINE GAS DISTRIBUTION, LLC V. ENRON NORTH AMERICA CORP. (ADV. NO. 02-02628, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Bridgeline instituted this adversary proceeding on July 16, 2002 seeking a determination that (a) Bridgeline Storage has a warehouseman's lien under Article 7 of the Louisiana Uniform Commercial Code on natural gas stored by ENA in Bridgeline Storage's facilities to secure the payment of storage charges allegedly owed by ENA under a NGPA Section 311 Firm Gas Storage Agreement, and (b) Bridgeline Distribution has a carrier's lien on ENA's natural gas transported on Bridgeline Distribution's pipeline to secure payment of reservation charges allegedly due under a Firm Gas Transportation Agreement. ENA moved to dismiss Bridgeline's complaint or, in the alternative, for summary judgment, on the grounds that Bridgeline did not satisfy the requirements for a warehouseman's lien or a carrier's lien. The motion has been fully submitted and argued, and the Bankruptcy Court has taken the matter under advisement.

                           (B)      LOUISIANA RESOURCES CO. ET AL. V. TEXACO
EXPLORATION & PRODUCTION, INC. (ADV. NO. 03-3818, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW

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YORK, MANHATTAN DIVISION). LRC, LRCI, LGMC, and LGMI have sued TEPI alleging causes of action for breach of contract, breach of the covenant of good faith and fair dealing, breach of fiduciary duty and injunctive relief in relation to the Amended and Restated Limited Liability Company Agreement of Bridgeline L.L.C. entered into by the parties. Specifically, LRC alleges that TEPI secretly collaborated with Bridgeline to develop a common strategy to strip ENA of its membership interest in the Bridgeline L.L.C. and to otherwise act to the detriment of ENA and the Enron limited partners. LRC further alleges that this collaboration is part of TEPI's strategy to interfere with the potential sale of partnership interests held by ENA and the Enron limited partners. LRC seeks recovery of unspecified damages and entry of an order enjoining TEPI from continuing to engage in the wrongful conduct. On June 26, 2003, the Bankruptcy Court granted LRC's motion to consolidate this adversary action with the adversary action styled Texaco Exploration & Production Co. v. ENA, Adv. No. 02-3079, filed on September 6, 2002. TEPI filed its answer on July 16, 2003.

                           (C)      TEXACO EXPLORATION AND PRODUCTION INC. V.
ENRON NORTH AMERICA CORP. (ADV. NO. 02-03079, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). TEPI and ENA are members of Bridgeline, L.L.C., which serves as the general partner of Bridgeline Holdings. Bridgeline Holdings owns and operates an intrastate natural gas pipeline and two natural gas storage facilities in Louisiana. TEPI instituted this adversary proceeding on September 6, 2002 seeking a declaratory judgment that (i) upon ENA's bankruptcy filing, ENA ceased to be member of Bridgeline, L.L.C. pursuant to the provisions of the Delaware Limited Liability Company Act and (ii) ENA is prohibited from assigning its interest in Bridgeline, L.L.C. to any successor, affiliate or third party pursuant to Delaware law and section 365(c)(1) of the Bankruptcy Code. TEPI also seeks an injunction restraining ENA from interfering with the management of Bridgeline, L.L.C. or Bridgeline Holdings on the grounds that TEPI is the sole remaining member of Bridgeline, LLC and therefore has the exclusive right to make decisions on behalf of Bridgeline Holdings and Bridgeline, L.L.C. ENA is vigorously defending against this adversary proceeding on the grounds that, under the applicable provisions of the Bankruptcy Code, ENA maintains its membership interest in Bridgeline, L.L.C. and may assign its interest to a third party, notwithstanding any contrary state law. On May 27, 2003, TEPI filed a motion for summary judgment, and on May 28, 2003, and ENA filed its response on June 20, 2003. ENA filed its counterclaim on July 3, 2003. Texaco filed its answer to the counterclaim on July 16, 2003.

                  (ii)     LAWSUITS RELATED TO NEPCO

                           (A)      LETTER OF CREDIT LITIGATION

                                    (1)      JP MORGAN CHASE BANK V. ENRON CORP.
(ADV. NOS. 02-03895 & 02-03896, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On or about June 16, 1995, ENE entered into a Master Letter of Credit and Reimbursement Agreement with The Chase Manhattan Bank, N.A., as predecessor in interest to JPMCB. Pursuant to the agreement, JPMCB issued letters of credit for various entities that had entered into contracts with NEPCO for the construction of power plants. These letters of credit named the various entities as the beneficiaries. In accordance with the construction contracts entered into with NEPCO, the various entities made periodic payments to NEPCO, and those funds were transferred in the ordinary course by NEPCO to ENE's master

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concentration account in accordance with the Debtors' normal and customary cash management practices. ENE did not make any payments to NEPCO's vendors and subcontractors on the various projects; the various entities subsequently drew on the letters of credit to make those payments. JPMCB commenced two adversary proceedings in the Bankruptcy Court in late December 2002 to recover from ENE up to approximately $184 million in funds that it alleges had been paid by the various entities to NEPCO and thereafter wrongfully transferred into ENE's concentration account. JPMCB asserted several causes of action, all of which are predicated on the claim that those funds should be impressed with a constructive trust in favor of JPMCB. The Debtors filed answers to the adversary proceedings denying all claims, and the actions are presently in the pretrial discovery phase. On September 18, 2003, ENE filed a motion for summary judgment on all of JPMCB's claims on the basis that JPMCB has no right to subrogation of any claims against ENE. JPMCB has opposed ENE's motion. JPMCB has also filed two adversaries, JP Morgan Chase Bank v. Green Country Energy, LLC, et al. (Adv. No. 03-8151) and JP Morgan Chase Bank v. Quachita Power, LLC, et al. (Adv. No. 03-8150) against certain project owners to recover monies paid pursuant to letters of credit issued under the master letter of credit and reimbursement between JPMCB's predecessor and ENE. On May 23, 2003, Quachita and Cogentrix filed motions to dismiss the adversary proceeding. On July 11, 2003, JPMCB filed its response to the motions to dismiss.

                                    (2)      JPMORGAN CHASE BANK V. ENRON
EQUIPMENT PROCUREMENT COMPANY (NO. 02-CV 10233, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). JPMCB seeks a judgment against EEPC for $14 million, the amount JPMCB claims to have paid on a letter of credit issued to guarantee the performance of NEPCO, the contractor on a project to build a power plant for a company known as Green Country. EEPC has filed an answer. This case was stayed by EEPC's bankruptcy filing on October 31, 2003.

                                    (3)      WESTDEUTSCHE LANDESBANK
GIROZENTRALE V. ENRON CORP. (ADV. NO. 02-02009, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). This adversary proceeding, filed on January 8, 2002, seeks turnover by ENE of $20 million, a full and complete accounting of these funds, and an injunction against ENE from the use of such funds. Having made payment under a letter of credit, West LB claims subrogation to the rights of NEPCO, NEPCO Power Procurement, and their subcontractors and suppliers in the funds, and alleges that it has an immediate right to possession of those funds. ENE filed its answer in August 2002.

                                    (4)      WESTDEUTSCHE LANDESBANK V. ENRON
CORP. (QUACHITA PROJECT) (ADV. NO. 02-02555, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On June 20, 2002, West LB filed an adversary proceeding against ENE seeking turnover of approximately $16 million. This adversary is substantially similar to an earlier adversary filed by West LB (Refer to Section IV.C.1.f(ii)(A)(3), "Westdeutsche Landesbank Girozentrale v. Enron Corp. (Adv. No. 02-02009, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division)" for further information). The claims in both relate to letters of credit issued by West LB for the benefit of the owners of power plant projects that were being constructed by NEPCO. Upon placement of the letters of credit, the project owners released the 10% retainages that they had been holding on the respective projects to NEPCO, and those funds were swept into an ENE account in the ordinary course of ENE's cash management

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system. The letters of credit were drawn down after the Initial Petition Date, and West LB seeks recoupment of those funds. ENE filed its answer in August
2002.

                                    (5)      WESTDEUTSCHE LANDESBANK
GIROZENTRALE V. NATIONAL ENERGY PRODUCTION CORPORATION AND NEPCO POWER PROCUREMENT COMPANY (NO. 02-0108, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Issuing banks for a $20 million ENE letter of credit issued for a NEPCO project in Mississippi have asserted a cause of action in district court for breach of contract, subrogation, and various tort claims against NEPCO and NEPCO Power Procurement. A notice of bankruptcy was filed in June 2002 staying the action.

                                    (6)      BAYERISCHE HYPO-VEREINSBANK AG. V.
BANCA NAZIONALE DEL LAVORO S.P.A AND BANCA NAZIONALE DEL LAVORO S.P.A (THIRD PARTY PLAINTIFF) V. BANK OF AMERICA, N.A., ET AL. (INCLUDING NEPCO AND NEPCO PROCUREMENT CO.) (ADV. NO. 02-02614, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Banca Nazionale, as third-party plaintiff, seeks a determination of the rights of multiple parties involved in a $39 million letter of credit transaction involving ENE, NEPCO, and NEPCO Power Procurement plus recovery of the $39 million. Bayerische has filed a motion for summary judgment. BoA and two other defendants have filed motions to dismiss the third-party complaint in its entirety as to these entities. BoA has also filed a motion to dismiss the adversary proceeding. On May 16, 2003, the Bankruptcy Court issued a memorandum opinion granting summary judgment in favor of Bayerische against Banca Nazionale. On May 22, 2003, the Bankruptcy Court ordered that NEPCO and NEPCO Power Procurement were proper parties to the litigation. On June 10, 2003, the Bankruptcy Court entered an order granting Bayerische's motion for summary judgment. On June 27, 2003, Banca Nazionale filed its notice of appeal. On August 26, 2003, Banca Natizonale satisfied the judgment subject to its appeal. On September 15, 2003, the Bankruptcy Court granted Banca Nazionale's motion to file a second amended third-party complaint adding ENE and NEPCO Power Procurement as third-party defendants and seeking recovery of the amount of the judgment from the third-party defendants. Contemporaneously with the entry of this order, BofA, Cogentrix and Green County withdrew their motion to dismiss the third-party complaint, and the parties subsequently filed a motion to dismiss the second amended third-party complaint.

                           (B)      OTHER NEPCO-RELATED LITIGATION

                                    (1)      TPS Dell, L.L.C., TPS McAdams,
L.L.C., Panda Gila River, L.P. & Union Power Partners, L.P. v. Enron Corp., National Energy Production Corp. & NEPCO Power Procurement Co. (Adv. No. 03-02108, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division). On February 13, 2003, the plaintiffs filed this action alleging that they advanced approximately $351.8 million to NEPCO for the purpose of paying subcontractors and suppliers on four NEPCO projects (Dell, McAdams, Gila River, and Union River) and that these funds were transferred out of NEPCO into ENE's cash management system without their consent. TPS Dell further alleges that the ENE entities have used the cash management system to sweep the money held by NEPCO and to refuse to honor NEPCO's obligations. They also seek an injunction prohibiting ENE from using the swept project funds and an order requiring the ENE entities to provide each plaintiff with a complete accounting.

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ENE filed its answer on April 11, 2003. The NEPCO entities filed their answer on
April 23, 2003.

                                    (2)      GOLDENDALE ENERGY L.L.C. V. NEPCO
(SELF - ADMINISTERED ARBITRATION). Following a termination for convenience, Goldendale Energy L.L.C. exercised its contractual right to audit NEPCO to determine the actual cost contract reconciliation. Due to NEPCO's cash forward position at the time that the termination occurred, the audit indicated that Goldendale had overpaid some $45 million. NEPCO's records indicate that Goldendale is due approximately $20 million. The contractually required arbitration was stayed after NEPCO's bankruptcy filing in May 2002.

                                    (3)      Stoner Electric, Inc., et al. v.
National Energy Production Corporation, et al. (No. 02-2-00059-8, Superior Court, Kickitat County Washington). In late November 2001, Goldendale Energy L.L.C. terminated NEPCO on a project in Washington. ENE's subsequent bankruptcy cut off NEPCO's ability to pay approximately 65 project subcontractors and suppliers including Stoner. Claims total in excess of $11 million. The action was stayed as to NEPCO by NEPCO's bankruptcy filing. The matter is proceeding in Klickitat County Superior Court and the Washington State Court of Appeals as a lien foreclosure action. Negotiations with lien claimants have resulted in dismissal of a substantial percentage of claims. These negotiations are on-going.

                  (III)    ADVERSARY PROCEEDINGS

                           (A)      MIZUHO CORPORATE BANK, LTD., AS SUCCESSOR TO
THE INDUSTRIAL BANK OF JAPAN, LIMITED AND BANCO BILBAO VIZCAYA ARGENTARIA S.A.
V. ENRON CORP. HANSEN INVESTMENTS CO. AND COMPAGNIE PAPIERS STADACONA (ADV. NO. 03-2288, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). Mizuho and its predecessor in interest and Banco Bilbao were part of a bank group that entered into a series of loan transactions with ENE and two of its Canadian entities, Hansen and CPS, in June 2001 relating to the purchase of the Stadacona paper mill. In this adversary proceeding, filed on March 28, 2003, Mizuho and Banco Bilbao allege that they relied upon fraudulent misstatements contained in ENE's financial statements in agreeing to provisions in the transaction documents, which provided that the banks would look solely to ENE in an event of default and in agreeing to waive any rights they may acquire through the exercise of any potential remedies against Hansen to proceed against CPS. Mizuho and Banco Bilbao seek imposition of a constructive trust and recovery of approximately $360 million. On April 2, 2003, Mizuho and Banco Bilbao filed a motion for preliminary injunction or in the alternative, an order prohibiting use of cash collateral and directing the Debtors to segregate and account for the cash. In order to facilitate the sale of assets related to these transactions, ENE negotiated a stipulation whereby Mizuho and Banco Bilbao would release all claims against the assets in exchange for the transfer of those claims to the proceeds generated by the sale of those assets. On May 15, 2003, the Bankruptcy Court entered a stipulation resolving the motion for preliminary injunction whereby Mizuho and Banco Bilbao agree to waive any claims and liens asserted against CPS and its assets in return for ENE's agreement to segregate approximately $99 million of any proceeds generated by the sale of CPS and to allow the banks to assert claims and liens against the segregated funds. The stipulation prohibits the Debtors from using the segregated funds in any way without Mizuho's consent or an order of the Bankruptcy Court. In the event that other members of the bank group

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wish to require the Debtors to deposit sufficient portions of, but in no event amounts greater than, the sale proceeds into the segregated account to cover their asserted interests, those bank group members are permitted to adopt and ratify the stipulation as if they were original parties to it. As of October 27, 2003, all members of the bank group had agreed to adopt, ratify, and be bound by the stipulation.

                  On June 16, 2003, ENE filed a motion to dismiss the adversary proceeding. On August 20, 2003, Mizuho filed its opposition to the defendants' motion to dismiss. The defendants' filed their reply on August 29, 2003. On October 2, 2003, the Bankruptcy Court entered a stipulation and order allowing Goldman Sachs Credit Partners, L.P., Banca Nazionale, JPMCB, and the Bank of Tokyo to intervene as plaintiffs. On October 9, 2003, the Bankruptcy Court granted Mizuho's motion to consolidate the adversary proceeding with a motion for relief from stay filed by Mizuho and Banco Bilbao in November 2002.

                           (B)      PONDEROSA PINE ENERGY, LLC, ET AL. V. ENRON
CORP., ET AL. (ADV. NO. 02-02826, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION) AND BRAZOS ELECTRIC POWER COOPERATIVE, INC. V. PONDEROSA PINE ENERGY, L.L.C. ET AL. (INCLUDING ECT MERCHANT INVESTMENT CORP. AND KUCC CLEBERNE, L.L.C.) (NO. C-2002-00267, 249TH JUDICIAL DISTRICT COURT, JOHNSON COUNTY, TEXAS). PPE and its affiliates are seeking, through an adversary complaint filed July 24, 2002, a declaration that if they are found liable in the related Johnson County action, they are entitled to indemnification from ENE and ENA in an amount equal to the judgment. The parties to the declaratory judgment action have continued to adjourn the adversary proceeding while they negotiate a proposed commercial settlement involving, among other issues, the indemnification obligation. ENE and ENA have not, therefore, filed a responsive pleading.

                  The Johnson County litigation, filed in June 2002, involves multiple power generation companies and lending institutions, including ECTMI and KUCC Cleburne, which are being sued by BEPC for tortious interference and conspiracy relating to BEPC's negotiations to purchase an electricity generating plant in Cleburne, Texas from Tenaska Power Partners. On June 15, 2000, ENA entered into a purchase agreement with Tenaska Energy, Inc. and others to purchase certain rights in the partnership that owns the plant, and subsequently, on June 30, 2000, ENA and PPE entered into an Assignment of Purchase Agreement whereby ENA assigned all its rights, title, and interest in the partnership to PPE. In the assignment, PPE assumed all of ENA's obligations under the purchase agreement and ENA was released from liability except for a limited indemnification obligation, which is the subject of the PPE adversary proceeding described above. ENE guaranteed ENA's indemnification obligations. Damages are unspecified. ECTMI and its subsidiary KUCC Cleburne, which owns a 10% sole limited partnership interest in the limited partnership that owns the generating plant, are Debtors, and ECTMI and KUCC Cleburne were non-suited without prejudice because of their respective bankruptcy filings.

                           (C)      ENRON BROADBAND SERVICES, L.P. V. TRAVELERS
CASUALTY AND SURETY COMPANY OF AMERICA (ADV. NO. 02-3459, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On November 8, 2002, EBS LP commenced an adversary proceeding against Travelers seeking recovery of $15.9 million pursuant to a capacity service agreement and an advance payment performance bond issued by Travelers. Travelers

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has answered in the adversary proceeding and asserted, among other things, that it was fraudulently induced into issuing a surety bond. EBS LP filed a motion for summary judgment on January 13, 2003, and that motion was argued before the Bankruptcy Court. On May 20, 2003, the Bankruptcy Court entered an order denying EBS LP's motion for summary judgment.

                           (D)      SCHOONOVER ELECTRIC CO. V. GARDEN STATE
PAPER CO., L.L.C. (Adv. No. 02-02140, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division). Schoonover filed this adversary proceeding on March 7, 2002, seeking a determination of the extent, validity, priority, and amount of three construction liens filed against real property owned by Garden State in Garfield, Bergen County, New Jersey. On October 24, 2002, Schoonover filed a motion for summary judgment. On June 23, 2003, the Bankruptcy Court entered a memorandum decision denying Schoonover's motion for summary judgment, dismissing the adversary proceeding, and holding that the Schoonover liens are and shall be unenforceable against the Debtors' estates.

                           (E)      ENRON NORTH AMERICA CORP. AND ENRON
INDUSTRIAL MARKETS, L.L.C. V. ROBERT RICHARD, CRAIG RICKARD, ANDREW CONNER AND PULP & PAPER RISK MANAGEMENT CONSULTING, L.P. (Adv. No. 03-02402, U. S. Bankruptcy Court, Southern District of New York, Manhattan Division). On April 16, 2003, ENA and EIM filed this adversary proceeding seeking unspecified monetary damages against Pulp & Paper and several of its employees for breach of various confidentiality agreements between the parties. ENA and EIM allege that the confidential information wrongfully disclosed included information relating to the plaintiffs' pricing strategies in the forest products trading industry and its postpetition strategy for maximizing forward value recovery of terminated forest products contracts. On September 11, 2003, the Bankruptcy Court entered a stipulation and agreed order of permanent injunction, the terms of which permanently enjoin Pulp & Paper and its employees from disclosing the confidential information to the counterparties from whom ENA is attempting to collect the forward value of the swap agreements. In addition, ENA waived, released, and discharged the defendants from all claims specifically related to this lawsuit.

                           (F)      SAN JUAN GAS CO., INC. V. BONNEVILLE
CONSTRUCTION, S.E. (ADV. NO. 03-3633, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). San Juan Gas seeks an accounting of and turnover of fiber optic cable and other inventory in Bonneville's possession and control provided to Bonneville by San Juan Gas pursuant to the terms of a capital construction agreement entered into by the parties in October 2001. San Juan Gas also seeks recovery of costs and attorneys' fees.

                           (G)      AMERICAN EXPRESS BANK LTD. V. ENRON CORP.
(ADV. NO. 03-02456, U.S. BANKRUPTCY COURT, SOUTHERN DISTRICT OF NEW YORK, MANHATTAN DIVISION). On April 25, 2003, AEB filed this declaratory judgment action against ENE. In June 1999, AEB and ENE entered into a master letter of credit and reimbursement agreement. In January 2001, AEB issued a standby letter of credit to ESBI Alberta Ltd. on behalf of ENE's subsidiary ECPC. The adversary complaint seeks a declaration that AEB's issuance of the March 2002 standby letter of credit entitled AEB to be subrogated to the rights of ENE in the funds drawn from the letter of credit. Upon agreement of the parties, ENE's answer to the adversary complaint was filed on June 18, 2003.

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                  (iv)     INTERNATIONAL LITIGATION RETAINED BY THE ESTATES

                           (A)      AZURIX CORP. V. THE REPUBLIC OF ARGENTINA
(INTERNATIONAL CENTRE FOR THE SETTLEMENT OF INVESTMENT DISPUTES). Azurix has filed an international arbitration claim for breach of contract under the Bilateral Investment Treaty between the U.S. and Argentina, against the Republic of Argentina. Azurix's pending claim against Argentina relates to the Azurix/Buenos Aires Concession Contract. EBWH, a wholly owned non-Debtor subsidiary of ENE, owns 33-1/3% of the voting shares of Azurix. Atlantic owns the remaining 66-2/3% of the voting shares of Azurix. ENE holds a 50% voting interest in Atlantic, as well as 100% of the cumulative preferred stock issued by Azurix. The remaining 50% voting interest in Atlantic is held by Marlin.

                           (B)      CATLIN WESTGEN LTD. AND CERTAIN UNDERWRITERS
AT LLOYD'S SUBSCRIBING TO POLICY NO. 901/70028583 V. ECOELECTRICA L.P. (No. 02-4097, U.S. District Court, Southern District of Texas, Houston Division). Catlin, a Lloyd's Underwriters syndicate, has filed suit for declaratory judgment against EcoElectrica relating to a $15 million insurance claim claiming no coverage for property damage or business interruption as a result of the malfunction of a Siemens turbo-generator. The parties have agreed to mediation, and the case is stayed pending the parties' attempt at alternative dispute resolution. This case arises out of the same occurrence as EcoElectrica v. American International Insurance & Houston Casualty Ins. Co. The mediation held on August 12, 2003 was unsuccessful. The parties have agreed to submit their dispute to fast-track, ad hoc arbitration. The decision will be final and binding. The arbitration is scheduled for the first two weeks of February 2004. The sale of EcoElectrica closed in late October 2003. The buyer assumed liability for pending litigation.

                           (C)      ECOELECTRICA V. AMERICAN INTERNATIONAL
INSURANCE CO. OF PUERTO RICO & HOUSTON CASUALTY INSURANCE CO. (NO. 02-2770, U.S. DISTRICT COURT, DISTRICT OF PUERTO RICO). On December 4, 2002, EcoElectrica, a 542-MW combined-cycle cogeneration, receiving and storage facility, owned 50% by ENE with the other 50% owned by Edison Mission Energy, Inc. and General Electric, which is located near Penuelas, Puerto Rico, filed suit against American International and Houston Casualty for insurance proceeds of approximately $15 million to cover losses suffered from damage to one of its electrical generators, for specific performance to compel full payment of the claim including attorneys' fees, and for a declaratory judgment that payment is due under the relevant policies. EcoElectrica was granted a default judgment. However, defendants have moved to set aside the default on jurisdictional grounds and for a stay of the proceedings pending mediation. The mediation held on August 12, 2003 was unsuccessful. The parties have agreed to submit their dispute to fast-track, ad hoc arbitration. The decision will be final and binding. The arbitration is scheduled for the first two weeks of February 2004. The sale of EcoElectrica closed in late October 2003. The buyer acquired the right to any recovery in pending litigation. Refer to Section IV.B.5.g., "EcoElectrica, L.P." for additional information regarding the sale.

                           (D)      ENRON CORP. & PONDEROSA ASSETS L.P. V. THE
REPUBLIC OF ARGENTINA (INTERNATIONAL CENTRE FOR THE SETTLEMENT OF INVESTMENT DISPUTES). ENE and Ponderosa filed an arbitration in March 2003 against the Republic of Argentina for expropriation resulting from the Emergency Law passed in January 2002 that abrogates the TGS License provisions providing for (1) tariffs to be calculated in U.S. dollars, and (2) tariffs to be increased

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based on the U.S. Producer Price Index. The requirement that dollar tariffs be converted into pesos at an exchange rate of 1:1 eliminated entirely the License's protections against devaluation of the peso. The government also prohibits TGS from ceasing operations for non-payment, thereby forcing it to operate at a loss. Damages are estimated at $450 million. Argentina's objection to jurisdiction is due August 20, 2003. ENE and Ponderosa will have sixty days after Argentina files its objection to file a response. An initial hearing to discuss the reference was held on September 3-4, 2003, and a ruling is pending.

                           (E)      ENRON CORP. AND PONDEROSA ASSETS L.P. V. THE
REPUBLIC OF ARGENTINA (INTERNATIONAL CENTRE FOR THE SETTLEMENT OF INVESTMENT DISPUTES). ENE and Ponderosa filed a request for arbitration on February 22, 2000 against The Republic of Argentina to challenge the arbitrary imposition of provincial stamp taxes on their pipeline, TGS. The total amount of taxes sought by various provinces, excluding penalties and interest was approximately $547 million at the time the arbitration was filed. Currently, the total amount sought is approximately $147.8 million because of the fluctuation in the Argentine currency. Penalties and interest could potentially treble this amount. Argentina challenged jurisdiction of the ICSID and ENE/Ponderosa responded. A hearing on Argentina's objection to jurisdiction was held September 3-4, 2003, and a ruling is pending.

                           (F)      GASPARTICIPACOES LTDA. V. COMPANIA DE GAS DA
BAHIA, STATE OF BAHIA AND PETROBRAS. In July 2002, Gaspart filed a declaratory action to have its shareholder rights reinstated in Bahiagas. Petrobras and the State of Bahia unilaterally stripped Gaspart of its shareholder rights because of the ENE bankruptcy. Gaspart was granted a temporary injunction partially reinstating its shareholder rights. Gaspart requested and was granted a revision of the order for full reinstatement. The defendants filed a "declaratory embargo" seeking to quash the injunction. Although Gaspart was successful in its last hearing, the State of Bahia continues the appeal process. Gaspart has engaged a commercial consultant to assist in the negotiation of a commercial resolution. The parties are discussing settlement.

                           (G)      GREAT LAKES DREDGE & DOCK COMPANY AND
DAWSONDREDGING COMPANY V. LINGTEC CONSTRUCTORS L.P. AND ENRON POWER SERVICES B.V. (DEMAND FOR ARBITRATION PURSUANT TO THE UNITED NATIONS COMMISSION ON INTERNATIONAL TRADE LAW ARBITRATION RULES) (LONDON, ENGLAND). The dispute relates to a subcontract originally executed in August 1999 between Great Lakes and LINGTEC for work related to LINGTEC's contract with Dabhol Power. Under the general contract, LINGTEC was to generally develop and procure an LNG unloading regasification and storage facility in the vicinity of the existing Dabhol power station. Claimant seeks damages totaling over $13 million. LINGTEC's bankruptcy filing in January 2003 stayed proceedings as to LINGTEC and EPS's liquidation proceeding filed in the Netherlands stayed proceedings as to EPS.

                           (H)      SARAS S.P.A. RAFFINERIE SARDE (ITALY) V.
ENRON DUTCH HOLDINGS, B.V. (NETHERLANDS) (NO. 11980/ACS, INTERNATIONAL COURT OF ARBITRATION, ICC, GENEVA, SWITZERLAND). In January 2002, Saras filed a request for arbitration against EDH alleging that EDH ceased to be an "affiliate" of ENE as defined by the Shareholders' Agreement when ENE transferred its EDH shares to ES Power 3, L.L.C., a limited liability company that Saras alleges is not a fully owned subsidiary of ENE. EDH denies Saras' allegations.

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                  ENE holds 100% of the voting interest and a .025% economic interest in ES Power 3 L.L.C., with ES Power 1 L.L.C. holding the remaining 99.975% economic interest in ES Power 3 and no voting rights. ENE similarly holds 100% of the voting interest and a .01% economic interest in ES Power 1 L.L.C., with ESP 1 Interest Owner Trust holding the remaining 99.99% economic interest in ES Power 1 L.L.C. and no voting rights. Entities in the Whitewing financing transaction have acquired a Certificate of Beneficial Ownership in, and Notes by, EPS 1 Interest Owner Trust, and such entities are entitled to receive certain capped proceeds from the Certificate and the Notes. ENE through ES Power 2 L.L.C., is entitled to receive the remainder of the proceeds. Refer to Section III.F.41., "Osprey/Whitewing" for information regarding the Whitewing financing transaction. EDH asserts that it has not violated the Shareholders Agreement success by EDH in the arbitration will confirm ENE's indirect ownership of shares in Sarlux.

                  Saras further alleges that the share transfer from EDH to ES Power 3 L.L.C. entitles it to exercise an option call on all the shares held by EDH in Sarlux at the net book value less 10% as provided for in the Shareholders' Agreement. Saras contends the option call was exercised by written notice on January 15, 2002, and that it is entitled to purchase EDH's shares in Sarlux for approximately (euro)60 million. EDH denies that this transfer triggered the option call, and in any event EDH's third party consultants have valued its shares in Sarlux at least (euro)188 million. The parties have submitted their position statements to the arbitration panel. It is anticipated that the proceedings will continue through the second half of 2004.

                           (I)      ENRON POWER CONSTRUCTION COMPANY, ENRON
ENGINEERING & CONSTRUCTION COMPANY AND ENRON EQUIPMENT PROCUREMENT CO. V. CIGSA CONSTRUCCION, S.A. DE CV, ASTILLEROS DEL GOLFO S.A. DE C.V., AND AGE MANTENIMIENTO, S. DE R.L. DE C.V. (NO. H-02-3143, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION); CIGSA V. CABYL (NO. 72/2002, 6TH STATE COURT, TAMPICO, TAMAULIPAS, MEXICO); AND CIGSA V. ENRON POWER CONSTRUCTION COMPANY (NO. 72/2002, 4TH STATE COURT IN CIVIL MATTERS, TAMPICO, TAMAULIPAS, MEXICO). EPCC, EECC, and EEPC contributed procurement services and provided financing for six PEMEX construction projects in Mexico to CIGSA Construction, S.A. de CV., Astilleros del Golfo S.A. de C.V., and Age Mantenimiento, S. de R.L. de C.V. and other related entities. Certain of these projects were undertaken through CAByL, which is 50% owned by Odebrecht. As a result of disputes between the Cigsa entities on the one hand and the Enron entities and Odebrecht on the other hand, there are litigation and arbitration proceedings underway related to the distribution of project proceeds. The projects are completed. The Enron entities seek a recovery of approximately $23 million in project proceeds, advancement of financing and related expenses. The Cigsa entities dispute the claim, contend that the Enron entities owe the Cigsa entities approximately $10 million and seek ownership of the Enron entities interest in CAByL. Odebrecht has also filed suit by and through a related entity to assert a claim of approximately $17 million against CAByL. On July 28, 2003, the parties entered into a settlement agreement under which the Enron entities will receive an initial disbursement of $14 million and subsequent payments representing claims submitted to PEMEX. Under the terms of the settlement, the parties have also agreed to release all claims relating to the litigation. The settlement has been approved by the Bankruptcy Court.

                           (J)      TGS V. THE PROVINCES OF RIO NEGRO, SANTA
CRUZ, NEQUEUN, LA PAMPA AND CHUBUT (FEDERAL SUPREME COURT OF ARGENTINA). In 2001, TGS (in

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which ENE owns a 25% interest) filed five separate declaratory judgment actions and requests for injunction against the Argentinean provinces of Rio Negro, Santa Cruz, Nequeun, La Pampa and Chubut in the Supreme Court of Argentina to invalidate stamp tax assessments totaling in excess of $200 million (including penalties and interest). On April 10, 2001, the Argentina Supreme Court granted TGS the injunctions against payment of the taxes pending consideration of the cases on their merits.

                  (v)      OTHER PENDING LITIGATION OR ARBITRATIONS

                           (A)      AMERICAN WATER SERVICES, INC. AND AMERICAN
WATER WORKS CO., INC. V. AZURIX CORP. (NO. 20189-NC, CHANCERY COURT OF NEW CASTLE COUNTY, DELAWARE). Azurix has been sued for breach of contract and specific performance for failure to provide a financial guaranty and other contractual claims relating to the sale of certain subsidiaries of Azurix. Discovery is proceeding in this matter. ENE is prepared to issue a postpetition guaranty of Azurix's alleged obligation with respect to the financial guaranty, and on June 12, 2003, the Bankruptcy Court approved ENE's issuance of the Azurix guaranty. As of August 29, 2003, ENE had not issued the guaranty. EBWH, a wholly owned non-Debtor subsidiary of ENE, owns 33-1/3% of the voting shares of Azurix. Atlantic owns the remaining 66-2/3% of the voting shares of Azurix. ENE holds a 50% voting interest in Atlantic, as well as 100% of the cumulative preferred stock issued by Azurix. The remaining 50% voting interest in Atlantic is held by Marlin.

                           (B)      BEESON, ECLIPSE OIL & GAS INC. AND O'NEILL
PROPERTIES, LTD., FOR THEMSELVES AND ALL OTHERS SIMILARLY SITUATED V. INTRATEX GAS COMPANY, DOW CHEMICAL COMPANY, AND TENNGASCO GAS SUPPLY COMPANY, F/K/A TENNAGASCO, INC. AND BEESON, ECLIPSE OIL & GAS INC. AND O'NEILL PROPERTIES, LTD., FOR THEMSELVES AND ALL OTHERS SIMILARLY SITUATED V. INTRATEX GAS COMPANY, DOW CHEMICAL COMPANY, AND TENNGASCO GAS SUPPLY COMPANY F/K/A TENNAGASCO, INC. (NO. 95-07388-A, 80TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS). Beeson, Eclipse, and O'Neill filed a class action alleging that HPL failed to take ratably from gas wells in Texas. The complaint seeks $466 million in damages. In February 2001, the trial court denied the class certification requested by Beeson, Eclipse and O'Neill. Beeson, Eclipse and O'Neill have appealed (Case No. 01-00239, Texas Court of Appeals, 1st District).

                           (C)      BUFFALO V. GARDEN STATE PAPER COMPANY ET AL.
(NO. L- 366-02, SUPERIOR COURT, MIDDLESEX COUNTY, NEW JERSEY). On November 27, 2000, a forklift operated by an employee of the Port Cateret Recycling facilities struck Philip Buffalo, a driver for Penske. Reserving its rights under the terms of the parties' contract, the demand for indemnification was accepted by Gallagher Bassett Services, Inc. on behalf of Penske on May 15, 2001. An order of dismissal dismissing ENE pending bankruptcy, was entered February 25, 2002. Penske assumed Garden State's defense and agreed to indemnify Garden State, Port Carteret, and Amaro on June 28, 2002. Although damages are unspecified, assuming liability is established, they could exceed $1 million.

                           (D)      C.C. SUNRISE, LTD., ET AL. V. PITTENCRIEFF
AMERICA, INC., ET AL., INCLUDING JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP AND ENRON CAPITAL CORP. (NO. 01-1207-A, 28TH JUDICIAL DISTRICT COURT, NUECES COUNTY, TEXAS). Sunrise

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seeks unspecified damages for alleged contamination of 130 acres of real property along the Laguna Madre in South Texas. Joint Energy and Enron Capital Corp. are alleged to have been owners/operators of adjacent real property upon which Joint Energy and Enron Capital Corp. allegedly operated certain oil and gas facilities, including storage tanks, processing plant, pipelines and disposal pits. On October 31, 2003, the plaintiffs non-suited JEDI and Enron Capital after the parties agreed to toll the statutes of limitations.

                           (E)      COMMISSIONER OF BANKING V. GULF COMPANY LTD.
(NO. 128-3-02, SUPERIOR COURT, WASHINGTON COUNTY, VERMONT). On April 18, 2002, following petition for seizure, as entered March 7, 2002, the State of Vermont petitioned for an order to rehabilitate alleging insolvency of Gulf Company, ENE's captive insurance company, which is formed and licensed under Vermont law. The state alleges as "highly uncertain" Gulf Company's ability to collect any of a $54 million demand note from ENE. If the note cannot be collected, Gulf's exposure to scheduled claims exceeds its assets. By stipulation entered on June 29, 2002, the parties agreed to entry of an order to rehabilitate and a delegation of authority, whereby the business of Gulf Company continues under the auspices of the State to satisfy claims on a month-to-month basis by drawing down required funds from the demand note pursuant to certain Bankruptcy Court orders authorizing ENE to continue paying workers' compensation obligations and to pay all obligations owing in respect of ENE's captive insurance program.

                           (F)      CONAGRA TRADE GROUP, INC. F/K/A CONAGRA
ENERGY SERVICES, INC. V. ENRON RESERVE ACQUISITION CORP. (NO. 13 198 00925 2, AMERICAN ARBITRATION ASSOCIATION, NEBRASKA). ConAgra filed a demand for arbitration claiming breach of a master crude oil purchase and sale agreement dated October 31, 2001 between ConAgra and ERAC. There is also an ENE guaranty dated October 31, 2001 in the amount of $10 million supporting the obligations of ERAC pursuant to the agreement. ConAgra seeks $9.3 million, together with interest from December 1, 2001, attorney's fees and costs of the proceeding. The matter is stayed, and settlement talks have been initiated.

                           (G)      COSTILLA ENERGY INC., BY AND THROUGH ITS
LITIGATION TRUSTEE, GEORGE HICKS V. ENRON CORP. ET AL. (INCLUDING ENRON NORTH AMERICA CORP. AND JEDI II, L.P., ENRON CAPITAL MANAGEMENT L.P., ENRON CAPITAL MANAGEMENT II, L.P. AND ENRON CAPITAL II CORP.) (NO. 01-CV-159, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, LAREDO DIVISION) (REMANDED) (NO. 5019, 49TH JUDICIAL DISTRICT COURT, ZAPATA COUNTY, TEXAS). Costilla claims ENA promised that it would finance certain property acquisitions and that it did not do so and as a result of the breach Costilla suffered damages between $25 million and $400 million. Costilla initially filed suit against ENA in Harris County, Texas. Two weeks later, Costilla filed suit against various Enron entities in Zapata County, Texas. However, Costilla did not dismiss the case in Harris County. ENA filed a counterclaim in Harris County. ENA also moved to transfer venue and to abate the Zapata County case. The federal court case was closed on August 15, 2002 when the case was remanded to the district court in Zapata County. The Harris County suit was dismissed for want of prosecution on February 7, 2003. A motion to transfer venue from Zapata County to Harris County was denied on June 10, 2003.

                           (H)      EDISON SALVAGE ASSOCIATES V. GARDEN STATE
PAPER L.L.C., ET AL. (NO. L-5233-00, SUPERIOR COURT, BERGEN COUNTY, NEW JERSEY). This is a suit for

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breach of a lease agreement by Garden State for a closed recycling center that occurred prior to ENE's acquisition of Garden State. Garden State is being defended and indemnified by Media General, the company from which ENE acquired Garden State.

                           (I)      ENRON EQUIPMENT PROCUREMENT CORP. V.
SIEMENS-WESTINGHOUSE POWER CORP. (NO. 2001-44553, 113TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS) (ORIGINALLY ASSIGNED TO THE 269TH JUDICIAL DISTRICT COURT, HARRIS COUNTY, TEXAS). EEPC alleges that Siemens-Westinghouse breached the terms of a purchase agreement entered into by the parties and engaged in fraud with respect to the sale of gas turbine generator equipment damaged during transit. EEPC seeks recovery of the $24 million paid towards the purchase price, liquidated damages and related termination fees, punitive damages, and attorneys' fees. Siemens-Westinghouse has filed a $1.8 million counterclaim seeking recovery of the balance due on the purchase price and storage fees. Discovery has begun. In September 2002, the presiding judge recused himself because of a conflict of interest and the case has been reassigned. Trial has been stayed as a result of EEPC's chapter 11 filing on October 31, 2003. In a related case filed in the United States District Court for the Southern District of Texas, EEPC and Siemens-Westinghouse seek recovery of the $3 million replacement cost of the damaged generator from EEPC's insurance carrier, Gulf Insurance Co.

                           (J)      GLATZER V. ENRON CORP., ECT CORP., FRANK
WEISSER AND PATRICIA JEHLE (NO. 16465/96, SUPREME COURT, BRONX COUNTY, NEW YORK) AND GLATZER V. BEAR STEARNS & CO., INC. (NO. 95 CV 1154, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK). Glatzer alleges that ECT Corp. misappropriated trade secrets regarding monetization of production payments. The alleged trade secret was Glatzer's idea to monetize production payments. Glatzer alleges he gave his idea to Bear Stearns who then allegedly relayed the idea to ECT Corp. Glatzer's damages are unspecified, but he has offered to settle for $1 million. The court granted ECT Corp.'s motion for summary judgment on July 14, 1999. On December 10, 2000, the Court of Appeals affirmed. Glatzer has filed a motion for reconsideration.

                           (K)      IN RE NATURAL GAS ROYALTIES QUI TAM
LITIGATION (GRYNBERG LITIGATION) (NO. 97-1421, U.S. DISTRICT COURT, DISTRICT OF COLORADO & NO. 97-2087, U.S. DISTRICT COURT, EASTERN DISTRICT OF LOUISIANA, NEW ORLEANS DIVISION (MDL -- NO. 99-MD-1293, U.S. DISTRICT COURT, DISTRICT OF WYOMING, CASPER DIVISION) (DEBTORS ENRON CORP. AND LRC, ENA, AS WELL AS CROSSCOUNTRY ENTITIES, ARE DEFENDANTS). Refer to Section IX., "CrossCountry Energy Corp." for further information. This is a qui tam action brought against most of the pipeline companies in America, alleging fraudulent practices in the measurement of gas and Btu content produced on federal lands, which allegedly, has resulted in lower royalties. Damages are unspecified.

                           (L)      NOSEFF ET UX. V. PINNACLE NATURAL GAS
COMPANY, ET AL., INCLUDING NORTHERN NATURAL GAS AND ENRON CORP. (NO. CV-2001-01278, 2ND JUDICIAL DISTRICT COURT, BERNALILLO COUNTY, NEW MEXICO). Noseff, a field employee of Transwestern, alleged personal injuries as a result of a gas fire in July 1998 at a pipeline interconnect between Pinnacle and NNG near Hobbs, New Mexico, that he was servicing when the incident occurred. Noseff further sought to circumvent the workers' compensation immunity by suing NNG and ENE alleging that ENE failed to adequately fund the maintenance of the interconnect and was negligent by its failure to supervise the design, manufacture and installation of the interconnect,

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owned by NNG. Noseff alleged that NNG was negligent by its failure to evaluate and implement changes in the equipment on the interconnect that would have prevented the incident. Noseff sought compensatory and punitive damages. NNG and ENE are insured for first dollar exposure/expense pursuant to an AIG novation agreement with Gulf Company and their excess coverage. The parties have settled and a mutual release was entered. The file is closed. The settlement releases both NNG and ENE, and the dismissal to be entered by the court will dismiss both NNG and ENE with prejudice.

                           (M)      VIVIENDI NORTH AMERICAN CORPORATION F/K/A
ANJOU INTERNATIONAL COMPANY V. ARTEMIS ASSOCIATES, L.L.C. (NO. 70 M 168 00637 02, AMERICAN ARBITRATION ASSOCIATION, HOUSTON, TEXAS). This is a dispute between Artemis, the Enron entity utilized to purchase Limbach in 1998, and Anjou regarding a Stock Purchase Agreement dated March 3, 1998. Anjou raises issues regarding the final settlement and reimbursement of self-insurance amounts and other bonding and insurance matters. Arbitration was initiated by Anjou in October 2002. In December 2002, Artemis filed for bankruptcy protection, thereby staying the arbitration. In July 2003, the American Arbitration Association dismissed the matter for want of prosecution.

                           g.       NON-MATERIAL LITIGATION

                  The Debtors' estates and non-Debtor entities affiliated with the Debtors' estates estimate that the pending litigation in which the claimed damages are less than $1 million does not exceed $15 million in claims. This estimate takes into account that many of the cases have not pleaded a specified amount of damages and there has been no analysis of the likelihood of recovery on any of these claims. The table below sets forth certain information regarding this pending litigation.

                     CASE NAME                              DAMAGES                  RECOVERIES     DEBTOR(S)
                                                            CLAIMED                    PLEAD
----------------------------------------------------------------------------------------------------------------
Hetzel v. EBS & Enton Corp                                    $ 2,000,000                          ENE/EBS
UBS AG v. ENA                                                 $ 7,000,000                          ENA
Berry Group v. ENA & Enron Capital & Trade
Resources                                                     $ 6,000,000                          ENA
Houston Street Exchange v. ENW                                $ 5,000,000                          ENW
Lindert v. ENE, EESO & EESI                                   $ 1,000,000                          ENE/EESO/EESI
Preston Gulf Coast & St. Mary's LLC v. ECTMI &
counterclaim                                         declaratory relief             $   1,100,000  ECTMI
RSM Production et al. v. El Paso et al.including
ENE, Intratex & EGM                                  unspecified                                   ENE/IGC/EGM
ECTRIC v . Ringeriks                                                                $   2,500,000  ECTRIC
ECTRIC v. Valdres                                                                   $   3,000,000  ECTRIC
Associated Bulk Carriers v. ECTRIC                            $ 3,400,000                          ECTRIC
CMC Petrol Oil SL v. Enron Holdings                           $ 3,000,000                          Non debtor EE
Kongsberg v ECTRIC                                            $ 1,000,000                          ECTRIC
Vallirana v. Enron Holdings                                   $ 1,200,000                          Non debtor EE
Enron Canada Corp. v. Aquila Merchant Services
Int'l                                                                               $   7,200,000  Non debtor ECC

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

                     CASE NAME                                  DAMAGES              RECOVERIES      DEBTOR(S)
                                                                CLAIMED                 PLEAD
----------------------------------------------------------------------------------------------------------------
Enron Canada Corp. v. AEP Energy Services                                           $   2,800,000  Non debtor ECC
Enron Canada Corp. v. Cascade Natural Gas                                           $   3,400,000  Non debtor ECC
Enron Canada Corp. v. Lakeside Feeders                                              $   6,700,000  Non debtor ECC
Enron Canada Corp. v. Nexen Marketing                                               $   7,900,000  Non debtor ECC
Am. Express Bank v. Enron Canada Power Corp et al.            $ 6,000,000                          Non debtor ECC
Baytex Energy Ltd. v. Enron Canada Corp. amd
counterclaim                                                  $   800,000           $   1,600,000
Calpine Canada Natural Gas Partnership v Enron
Canada Corp & counterclaim                                    $ 1,500,000           $  36,500,000  Non debtor ECC
Canadian Hunter Resources v. Enron Canada Corp.               $ 8,300,000           $   1,200,000  Non debtor ECC
Domcan Boundary Corp. v. Enron Canada Corp.and
counterclaim                                                  $ 1,100,000           $  15,800,000  Non debtor ECC
Duke Energy/Enron Canada Corp. Arbitration                    $ 4,500,000                          Non debtor ECC
Murphy Oil Co. Ltd. v Enron Canada Corp. and
counterclaim                                                  $ 1,600,000  unspecified            Non debtor ECC
Murphy Canada Exploration Co. v. Enron Canada
Corp. and counterclaim                                           $800,000           $  23,100,000  Non debtor ECC
Paramount Resources v.Enron Canada Corp. and
counterclaim                                                  $ 1,800,000           $   3,600,000  Non debtor ECC
Tailsman Energy v. Enron Canada Corp.and
counterclaim                                                  $ 2,000,000           $  45,000,000  Non debtor ECC
Tailsman Energy v. Enron Canada Corp.and
counterclaim                                                  $ 5,000,000           $  45,000,000  Non debtor ECC
SJG Cogeneration v. Enron Power Corp.                         $ 2,700,000                          EPC
ConsorcioEnron Energia Mercosul v. Centrais
Electricas do Sul Brasil                                                            $   3,000,000  Non-debtor EC
Refineria Panama, S.A. (REFPAN) v Enron Capital &
Trade Global Resources Corp. (ECTGR)                          $ 6,500,000                          Non debtor ECTGR
CDHR and Progasco v The Protane Corp.                         $ 1,200,000                          Protane
Gas del Estado v. TGS                                         $ 6,000,000                          Non-debtor TGS
Eucatex v. Enron Comercializadora de Energia Ltda.            $ 6,000,000                          Non debtor ECE
HSB Engineering v. Fauji Kabirwala Power & NEPCO              $ 4,300,000                          NEPCO
Onxy Pre-Conditioning Services v. NEPCO                       $ 1,800,000                          NEPCO
MDG Directional Drilling, Inc. v. San Gas Co. et
al.                                                           $ 1,200,000                          SJG
                                                              $92,700,000           $ 209,400,000

         2.       GOVERNMENT INVESTIGATIONS

                  The factual descriptions below address certain governmental investigations surrounding certain Debtors, non-Debtor affiliates, and certain assets/structures held by the Debtors and/or non-Debtor affiliates. The factual descriptions below, which are based on the Debtors' view of the investigations and proceedings and subject to further review, elaboration, or

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modification, are included for information purposes only, and others familiar with these proceedings, including the governmental agencies involved in the investigations, the ENE Examiner, and other third parties may dispute all or part of these descriptions or assessments. The Enron Companies are cooperating with all governmental investigations. Such investigations may result in, among other things, assessment of fines and penalties and/or criminal charges against all or some of the Enron Companies and their current or former employees. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, all such claims are subordinate to General Unsecured Claims.

                  a. SEC AND DEPARTMENT OF JUSTICE. The federal government has initiated various investigations into, and judicial proceedings relating to, the affairs of the Enron Companies through, among others, the SEC and the DOJ.

                           (i)      SEC

                                    (A)      INVESTIGATION. On October 30, 2001,
the SEC issued a formal order of investigation titled "In the Matter of Enron Corp. (HO-9530)." The SEC stated that it was investigating "[w]hether Enron and certain persons and entities associated with Enron, misstated or caused the misstatement of the financial condition and results of operations of Enron and disclosures related thereto, and whether certain persons and entities violated the anti-fraud provisions of the federal securities laws in connection with the purchase and sale of Enron securities." (35) Since this initial investigation, ENE has subsequently received numerous subpoenas and written and verbal requests from the SEC for information and documents.

                                    (B)      FINANCIAL INSTITUTIONS. On March
17, 2003, the SEC filed its complaint and simultaneously announced an $80 million settlement with Merrill Lynch. The complaint alleges that the defendants aided and abetted ENE's alleged manipulation of its 1999 earnings. As part of the settlement, Merrill Lynch neither admitted nor denied guilt. The settlement does not extend to the individual defendants in the complaint, who are former Merrill Lynch executives. The SEC is also investigating Citigroup and JPMCB in connection with, among other things, their prepay transactions with the Enron Companies. No litigation has been commenced against either of these entities.

                                    (C)      CIVIL PROCEEDINGS AGAINST KOPPER.
The SEC brought a civil action against Michael Kopper that parallels the criminal proceeding (refer to Section IV.C.2.a(iii), "Criminal Proceedings"). On August 22, 2002, the United States District Court for the Southern District of Texas entered a final judgment against Kopper that incorporated the terms for forfeiture and surrender of $12 million as set forth in the Kopper Agreement with the DOJ (Refer to Section IV.C.2.a(iii)(A), "Michael Kopper Plea" for further information). A number of other civil proceedings have also been commenced against Kopper. On August 26, 2002, the Creditors' Committee commenced an adversary proceeding against Kopper and LJM2 seeking, among other things, turnover of $8 million of the assets and a temporary restraining order to prevent action by Kopper and LJM2 with respect to the assets referenced in the Kopper Agreement. Thereafter, on October 17, 2002, the Bankruptcy Court

-------------------------
(35) Securities and Exchange Commission v. Andrew S. Fastow, Misc. No. 01-MS-00456; United States District Court, District of Columbia.

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signed a stipulation and consent order by and among ENE, the Creditors'
Committee, the SEC, and Kopper whereby the SEC agreed to seek amendment of the SEC Final Judgment to provide for, among other things, distribution of the $8 million in assets to public investors who are holders of ENE's unsubordinated debt securities issued pursuant to a registration statement on Forms S-1 or S-3.

                                    (D)      CIVIL PROCEEDINGS AGAINST FASTOW.
The SEC brought a civil action against Andrew Fastow that parallels the criminal proceeding filed against him (refer to Section IV.C.2.a(iii), "Criminal Proceedings" for further information). A number of other civil proceedings have also been commenced against Fastow.

                                    (E)      CIVIL PROCEEDINGS AGAINST HOWARD
AND KRAUTZ. Moreover, on March 12, 2003, the SEC filed a civil action against Kevin A. Howard and Michael W. Krautz in the United States District Court for the Southern District of Texas. The SEC alleges that Howard and Krautz, employees of EBS, engaged in a scheme that allowed ENE to recognize and report $111 million in fraudulent earnings in connection with "Project Braveheart," which involved the monetization of assets resulting in an immediate recognition of earnings from a long-term agreement with Blockbuster to develop and provide video-on-demand services. The SEC seeks injunctive relief and disgorgement of Howard's and Krautz's unlawful gains and civil penalties.

                                    (F)      CIVIL PROCEEDINGS AGAINST COLWELL.
On October 9, 2003, the SEC filed a civil action alleging that Wesley H. Colwell, the former chief accounting officer for ENA, violated the antifraud provisions of the federal securities laws by engaging in a scheme to defraud investors by manipulating ENE's publicly reported earnings through devices designed to produce false, misleading financial results. Without admitting or denying guilt, Colwell entered into a contemporaneous settlement agreement in which he agreed to be barred from serving as an officer or director of a publicly traded company and to pay a $300,000 disgorgement plus prejudgment interest and a civil penalty of $200,000. In addition, as part of the settlement, Colwell will continue to cooperate in the ongoing SEC and DOJ investigations of ENE.

                           (ii)     DOJ INVESTIGATIONS. The DOJ is conducting an
investigation of the circumstances and individuals involved in the events leading to the bankruptcy of ENE to determine whether any laws of the United States of America were violated. In addition to the ongoing investigation by the DOJ's Enron Task Force, in August 2002 the United States Attorney for the Northern District of California initiated an investigation into alleged price manipulation of the California wholesale energy market by ENE and others. The DOJ's ongoing investigation in the Enron Companies' West Coast trading practices has resulted in criminal proceedings against two former employees: Timothy Belden and Jeffrey Richter.

                           (iii)    CRIMINAL PROCEEDINGS. Criminal proceedings
have been instituted against several former employees of the Debtors.

                                    (A)      MICHAEL KOPPER PLEA. On August 21,
2002, Michael Kopper and the DOJ filed the Kopper Agreement in the United States District Court for the Southern District of Texas. The Kopper Agreement provides that Kopper will waive indictment

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and plead guilty to an information charging him with one count of conspiracy to commit wire fraud and one count of conspiracy to engage in monetary transactions in property derived from specified unlawful activity, charges arising from Kopper's involvement in certain transactions with ENE and related SPEs.

                  In the Kopper Agreement, Kopper acknowledged that he, ENE's former Chief Financial Officer Andrew Fastow, and others used transactions involving SPEs to enrich themselves at the Debtors' expense, and in violation of their duty to provide ENE and its shareholders with honest services.

                  Under the Kopper Agreement, Kopper agreed, among other things,
(1) not to contest forfeiture of and surrender of all possible claims to $4 million in a Charles Schwab account in the name of LJM2 Capital Management, L.P., and (2) to pay $8 million in a matter directed by the SEC. After Kopper fulfills his obligations under the Kopper Agreement, the DOJ has agreed to recommend leniency in sentencing. The DOJ also agreed not to pursue forfeiture beyond the $4 million in the Charles Schwab account and the $8 million Kopper agreed to pay to the SEC pursuant to the final judgment entered by the United States District Court for the Southern District of Texas.

                                    (B)      TIMOTHY BELDEN PLEA. On October 17,
2002, Timothy Belden and the DOJ entered the Belden Agreement in the United States District Court for the Northern District of California. The Belden Agreement provides that Belden will waive indictment and plead guilty to an information charging him with one count of conspiracy to commit wire fraud, which derives from Belden's trading activities as Director of Enron's California energy trading desk and Vice President and Managing Director in charge of Enron's West Power Trading Division in Portland, Oregon.

                  In the Belden Agreement, Belden acknowledged that he and others, from 1998 through 2001, implemented schemes to fraudulently increase revenue for Enron from California energy market participants by intentionally filing false energy schedules, thereby manipulating market prices.

                  Under the Belden Agreement, Belden agreed among other things, to waive all rights in $2.1 million he received from Enron and placed in two Charles Schwab accounts, and he agreed not to contest forfeiture of these funds to the United States. If Belden is subject to a monetary judgment from a successful third-party claimant in the ENE bankruptcy proceeding, the DOJ has agreed to dismiss its forfeiture action in the amount of any judgment. Additionally, the $2.1 million will be applied against Belden's obligation to pay restitution. Upon Belden's completion of his obligations under the Belden Agreement, the DOJ has agreed to not oppose a downward adjustment of three levels under the federal sentencing guidelines. The DOJ also agreed not to file or seek additional charges against Belden that could be filed as a result of its current investigation of Belden.

                                    (C)      ANDREW FASTOW INDICTMENT. On
October 31, 2002, a grand jury convened by the United States District Court for the Southern District of Texas indicted Andrew Fastow, ENE's former CFO, on 78 counts of wire fraud, conspiracy to commit wire fraud, conspiracy to commit wire and securities fraud, obstruction of justice, money

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laundering, and money laundering conspiracy. The indictment alleges that during his employment at ENE, Fastow and others engineered a series of transactions utilizing SPEs that defrauded ENE, its shareholders, the SEC, and others. Fastow pleaded not guilty to all charges on November 6, 2002, and remains free on a $5 million bond.

                  On April 29, 2003, the grand jury issued a superseding indictment that included 31 additional counts against Fastow and added Ben F. Glisan, Jr. and Dan Boyle as co-defendants. This superseding indictment charges the defendants with conspiracy to commit wire fraud, conspiracy to falsify books, records and accounts, conspiracy to commit wire and securities fraud, wire fraud, obstruction of justice, conspiracy to launder money, money laundering, insider trading, and filing false federal income tax returns. Boyle pleaded not guilty to the various charges against him and remains free on bond.

                           (D)      LAWRENCE M. LAWYER PLEA. On January 7, 2003,
Lawrence M. Lawyer and the DOJ entered the Lawyer Agreement in the United States District Court for the Southern District of Texas. The Lawyer Agreement provides that Lawyer will waive indictment and will plead guilty to filing false tax returns that did not report money he received for his work on the RADR partnership while Lawyer was an employee of Enron Capital Management. The Lawyer Agreement provides that Lawyer will waive indictment and plead guilty to an information charging him with one count of willfully making and subscribing to a false tax return. In the Lawyer Agreement, Lawyer acknowledged that he failed to report as taxable income $79,468.83 he received from an Enron-related SPE, RADR. Refer to Section III.G.3., "RADR" for further information on the RADR SPEs.

                  The Lawyer Agreement requires Lawyer: (1) to pay taxes owed to the IRS in the amount of $29,274.73; (2) pay restitution in the amount of $79,468.83 to a relief fund account set up for former Enron employees; and (3) waive all rights under the Bankruptcy Code to obtain discharge or to delay payment of any fine or restitution obligation.

                           (E)      JEFFREY S. RICHTER PLEA. On February 4,
2003, Jeffrey S. Richter and the DOJ, through the United States Attorney's Office for the Northern District of California, and the Enron Task Force, entered the Richter Agreement in the United States District Court for the Northern District of California. The Richter Agreement provides that Richter will waive indictment and plead guilty to one count of conspiracy to commit wire fraud and one count of making a false statement to the FBI, arising from his activities as manager of the Short Term California trading desk at Enron's West Power Trading Division in Portland, Oregon.

                  In the Richter Agreement, Richter acknowledged that he and others agreed to devise and implement fraudulent schemes through the California energy markets. As part of these schemes, Richter and others intentionally filed false energy schedules and bids in order to manipulate prices in certain markets.

                  The Richter Agreement requires Richter to pay restitution in an amount to be determined, and to cooperate with the DOJ before and after his sentencing. The DOJ has agreed not to file or seek any additional charges against Richter that could be filed as a result of its

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current investigation. Additionally, the DOJ has agreed not to oppose a downward adjustment of three levels under the federal sentencing guidelines.

                           (F)      BEN GLISAN JR. PLEA. On September 10, 2003,
Ben Glisan Jr. entered a guilty plea to one count of conspiracy to artificially manipulate ENE's financial statements. He was sentenced to five years in federal prison, which he began serving immediately. Glisan also agreed to forfeit approximately $1 million in profits he received from his investment in the Southhampton Project and not to seek a refund of the approximately $412,000 in income taxes he paid on that profit.

                  Also on September 10, 2003, the SEC filed suit in federal district court in Houston (#03-3628) alleging that Glisan violated federal securities laws by helping ENE to fraudulently inflate its earnings and operating cash flows to conceal the true extent of its debt and to manipulate ENE's financial results to the detriment of ENE's shareholders. Simultaneously with the filing of the complaint, Glisan agreed to file a consent allowing a final judgment to be entered against him. Glisan, without admitting or denying the allegations of the complaint, agreed to the entry of a final judgment permanently enjoining him from violating SEC rules and barring him from holding officer or director positions in public companies in the future.

                           (G)      INDICTMENTS OF CERTAIN FORMER OFFICERS OF
ENRON BROADBAND SERVICES. On March 26, 2003, a grand jury convened by the United States District Court for the Southern District of Texas indicted Kevin A. Howard and Michael W. Krautz on several counts of securities fraud, wire fraud, conspiracy, and making false statements to the FBI. On April 2, 2003, Howard and Krautz entered not guilty pleas.

                  On April 29, 2003, the grand jury issued a 218-count superseding indictment against Howard, Krautz, Kenneth Rice, Joseph Hirko, Kevin Hannon, Scott Yeager, and Rex Shelby, all former employees of EBS. In addition to the charges contained in the original indictment, the superseding indictment contains charges of misleading the investing public regarding the financial condition of EBS, insider trading, and money laundering, although not every defendant is charged with each count in the indictment. Each defendant has entered a plea of not guilty and remains free on bond.

                           (H)      LEA FASTOW INDICTMENT. On April 30, 2003, a
federal grand jury convened by the United States District Court for the Southern District of Texas indicted Lea W. Fastow, the wife of Andrew Fastow and a former ENE employee, charging her with one count of conspiracy to commit wire fraud and defraud the United States, one count of conspiracy to launder money, and four counts of filing false federal income tax returns. The indictment alleges, among other things, that Lea Fastow, in part during her employment at ENE, and others devised a series of transactions involving SPEs to obtain money through materially false pretenses, defrauding ENE, its shareholders, the United States, and others. Lea Fastow entered a plea of not guilty and is currently free on $500,000 bond.

                           (I)      JOHN FORNEY INDICTMENT. On June 5, 2003, a
federal grand jury convened by the United States District Court for the Northern District of California indicted John Forney, a former Enron employee, on a single count of conspiracy to commit wire fraud for acts allegedly committed while Forney was head of Enron's western real-time power

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trading operations in Portland, Oregon. Forney was arrested in Columbus, Ohio on
June 3 for wire fraud and conspiracy charges filed against him in a criminal complaint unsealed that day in the Southern District of Ohio. Forney pleaded not guilty to all charges on June 3, 2003, and remains free on a $40,000 bond.

                           (J)      INDICTMENT OF FORMER ENRON AND MERRILL LYNCH
EMPLOYEES. On September 16, 2003 the ENE special grand jury issued an indictment charging former Merrill Lynch employees Daniel Bayly, James Brown, and Robert Furst with conspiracy to commit wire fraud and falsify books and records to help inflate ENE's 1999 earnings with a deal in which ENE sold an interest in electricity generators anchored off the Nigerian coast. The indictment also charged Brown with perjury before the grand jury and with obstruction of the ENE grand jury investigation. On October 15, 2003, former ENE accountant Sheila Kahanek and former Merrill Lynch employee William Fuhrs were added to the indictment and charged with conspiracy to commit wire fraud and falsify books and records. In addition, Fuhrs was also charged with perjury and obstruction of justice. The reindictment also added former ENE executives Andrew Fastow and Daniel Boyle as defendants charging them with conspiracy to commit wire fraud and falsify books and records. All seven defendants have pleaded not guilty and are free on bond.

                           (K)      DAVID DELAINEY INDICTMENT. On October 29,
2003, David Delainey, a former ENE employee, and the Enron Task Force of the DOJ filed a Cooperation Agreement in the U.S. District Court for the Southern District of Texas. The agreement provides that Delainey will plead guilty to an indictment charging him with one count of insider trading. Insider trading carries a maximum penalty of ten years imprisonment, three years of supervised release, a $1,000,000 fine, restitution, forfeiture of proceeds, and $100 special assessment. In the agreement, Delainey acknowledged that he and other ENE executives and senior managers "engaged in a wide-ranging scheme . . . to deceive the investing public about the true nature and profitability of ENE's businesses by manipulating ENE's publicly reported financial results and making false and misleading public representations." Delainey admitted to selling ENE stock on six occasions while in the possession of material non-public information regarding ENE's financial condition.

                  The agreement requires Delainey to cooperate fully with the DOJ, to waive specified claims of attorney-client privilege, to provide documents to the DOJ, to consent to the adjournment of his sentence, and to testify at any proceeding as requested by the DOJ. Delainey agreed to forfeit $4,256,006.67 held in a TD Waterhouse account, representing proceeds of the offense to which he will plead guilty. After Delainey fulfills his obligations under the agreement, the DOJ has agreed to recommend leniency in sentencing. The DOJ also agreed not to pursue forfeiture beyond the $4,256,006.67 in the TD Waterhouse account and another $3,743,993.33 Delainey agreed to pay to the SEC in a separate agreement.

                  b. FERC INVESTIGATIONS. FERC has instituted several investigations, as described more fully below. FERC has also instituted several lawsuits. Refer to Section IV.C.1.e(i), "FERC Litigation" for further information.

                           (i)      FERC FACT-FINDING INVESTIGATION OF POTENTIAL
MANIPULATION OF ELECTRIC AND NATURAL GAS PRICES, DOCKET NO. PA-02-2-000. On February 13, 2002, FERC

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began a fact-finding investigation into whether any entity, including any of the
Enron Companies, manipulated short-term prices in electric or natural gas markets in the western United States. FERC's fact-finding investigation began in the wake of the Debtors' December 2001 bankruptcy filings and is based on allegations that ENE, through its affiliates, used its market position to distort electric and gas markets in California and the western United States.

                  Six months into their investigation, on August 13, 2002, FERC staff issued an initial report to the U.S. Congress summarizing its findings and recommendations, including noting that there exists sufficient evidence to warrant formal investigations of possible violations of the FPA by PGE, EPMI, ECTRIC, and three companies unrelated to the Enron Companies. On the same date, FERC did open an investigation of PGE and EPMI under Docket Nos. EL02-114 and EL02-115.

                  On March 26, 2003, FERC issued its Final Report on Price Manipulation in Western Markets and, concurrently with that report, an order was issued directing EPMI and EESI to show cause to FERC in a paper hearing why their authority to sell power at market-based rates should not be revoked citing an apparent violation of section 205(a) of the FPA's requirement that rates be just and reasonable. This order also directs ENA Upstream, EESI, ENA, and certain non-Debtor entities to show cause to FERC why their blanket marketing certificates under section 284.402 of FERC's regulations to make sales for resale at negotiated rates in interstate commerce of categories of natural gas subject to FERC's Natural Gas Act jurisdiction should not be revoked. Several persons sought rehearing of that Order, asking FERC revoke the perspective authority retroactively to earlier points in time. The Enron entities responded to the show cause order, as well as to the various pleadings styled as requests for rehearing. This matter is docketed as Enron Power Marketing, Inc. Docket Nos. EL03-77-000 et al.

                  On June 25, 2003, FERC issued an order finding that EPMI and EESI engaged in gaming in the form of inappropriate trading strategies and that they failed to inform FERC of changes in market share resulting from gaining influence/control over others facilities. The order finds that these behaviors constitute market manipulation and result in unjust and unreasonable rates. In the June 25 order, FERC also finds that ENA Upstream, EESI, ENA, and certain non-Debtor affiliates manipulated the natural gas sales market, which it finds justifies the revocation of their authority to make jurisdictional sales for resale of natural gas.

                  FERC ordered the following actions: (a) revocation of EPMI's and EESI's market-based rate authority and immediate termination of their electric market-based rate tariffs; (b) termination of EESI's authorization to make sales of natural gas under 18 C.F.R. Section 284.402 and issuance of a limited authorization for the sole purpose of liquidating EESI's existing assets, with the requirement that EESI report to FERC every 30 days regarding progress in liquidating assets; (c) termination of ENA's authorization to make sales of natural gas under 18 C.F.R. Section 284.402 and issuance of a limited authorization for the sole purpose of dissolution of its gas trading book, liquidation of certain positions, and fulfillment of obligations under two ongoing contracts, with the requirement that ENA report to FERC every 30 days regarding progress in terminating these activities; (d) termination of ENA Upstream's authorization to make sales of natural gas liquidating existing assets, with a self-effectuating termination date of December 31, 2003; and (e) termination of the authorizations of certain non-Debtor affiliates' (none of which

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are included in the Operating Entities) authorizations to make sales of natural gas under 18 C.F.R. Section 284.402, in one case with limited authorization to continue certain sales. The Debtors are evaluating whether to file a motion for rehearing and subsequent appeal. Moreover, certain former counterparties filed motions for rehearing of the June 25 order asking FERC to make any revocations retroactive, rather than prospective.

                           (ii)     QUALIFYING FACILITY INVESTIGATIONS. In two
separate proceedings, Southern California Edison Co., Docket Nos. EL03-19-000 et al. and EL03-17-000 et al., and Investigation of Certain Enron-Affiliated QFs, Docket No. EL03-47-000, FERC is investigating certain qualifying facilities that ENE has had an indirect ownership interest in since it acquired PGE. The allegation in each of the two proceedings is that ENE's ownership interest in and/or agreements with these qualifying facilities caused electric utility ownership in these projects to increase above the amount permitted to maintain qualified facility status.

                  In the first proceeding, which involves six qualifying facilities, the named Enron Companies have entered into two settlements, one with FERC Trial Staff and a second with the utility purchaser. A June 10, 2003 Administrative Law Judge order recommended to FERC that it accept the agreement with the utility purchaser but not the agreement with FERC Trial Staff. FERC ultimately accepted both settlements.

                  In the other proceeding, FERC has initiated an investigation of twenty-two qualifying facilities in which ENE has or has had an indirect ownership interest and/or other related contractual arrangements.

                  On August 13, 2003, FERC issued a Letter Order terminating Docket No. QF90-203-004 only, the investigation of a qualifying facility owned by Saguaro Power Company. Settlement agreements for six of the other 22 qualifying facilities have been filed with the Administrative Law Judge but are not yet before FERC. In addition, the investigation of many other remaining qualifying facilities are close to settlement. Docket No. EL03-47-000, et al. remains open, pending the resolution of issues with respect to generation facilities other than Saguaro's facility.

                           (iii)    FERC BIDDING INVESTIGATION. Also, on June
25, 2003, FERC issued an order initiating an investigation into anomalous bidding in the California markets. Specifically, the investigation will inquire as to whether during certain specified periods any bid over $250/MWh may have been unlawful. FERC will forward bid information from the ISO between the specified dates of May 1, 2000 and October 1, 2000 to all bidders who were active in the California market at that time. ENE has requested this information from FERC, and has made timely responses to FERC regarding this matter. Refer to
Section VIII.C.19., "FERC Bidding Investigation".

                  c. OTHER FEDERAL INVESTIGATIONS. Other federal agencies are also conducting investigations regarding the Enron Companies:

                           (i)      THE COMMODITY FUTURES TRADING COMMISSION IS
CONDUCTING AN INVESTIGATION OF VARIOUS ACTIVITIES UNDERTAKEN BY ENE TO DETERMINE WHETHER SUCH ACTIVITIES WERE IN VIOLATION OF THE COMMODITY EXCHANGE ACT, AS AMENDED BY THE COMMODITY

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FUTURES MODERNIZATION ACT OF 2002. On March 12, 2003, CFTC filed a complaint against ENE and Hunter Shively. Refer to Section IV.C.1.e(iii)(A), "United States Commodity Futures Trading Commission v. Enron Corp. and Hunter Shivley (No. 03--909, U.S. District Court, Southern District of Texas, Houston Division)" for further information.

                           (ii)     THE UNITED STATES DEPARTMENT OF LABOR IS
CONDUCTING AN INVESTIGATION OF THE ENRON CORPORATION SAVINGS PLAN, ESOP, CASH BALANCE PLAN, AND WELFARE BENEFIT PLANS TO DETERMINE WHETHER THERE IS A VIOLATION OF ANY PROVISION OF ERISA OR ANY REGULATION OR ORDER THEREUNDER. On June 26, 2003, the Department of Labor announced the filing of a lawsuit against ENE, the Enron Corporation Savings Plan, the ESOP, and certain members of the 2001 Board and members of the administrative committee of the Enron Corporation Savings Plan. On July 2, 2003, this lawsuit was consolidated into the Tittle Action.

                           (iii)    THE PENSION BENEFIT GUARANTY CORPORATION IS
CONDUCTING AN INVESTIGATION OF THE STATUS OF PENSION PLANS SPONSORED BY ANY OF THE ENRON Companies. Refer to Section IV.A.8., "Employee Matters" for further information.

                           (iv)     THE DEPARTMENT OF THE TREASURY, INTERNAL
REVENUE SERVICE HAS CONDUCTED ITS ORDINARY COURSE EXAMINATION OF VARIOUS OF THE ENRON COMPANIES, WHICH BEGAN BEFORE THE INITIAL PETITION DATE. The matter is now pending with the IRS appeals office.

                           (v)      THE FEDERAL TRADE COMMISSION IS CONDUCTING
AN INVESTIGATION OF THE ACQUISITION OF ASSETS OF PITT-DES MOINES, INC, BY CHICAGO BRIDGE AND IRON COMPANY, N.V.

                           (vi)     NASD REGULATION is conducting an
investigation of transactions generating revenue for ECT Securities, Inc. for the period from January 1, 1998 through January 28, 2002.

                           (vii)    THE FEDERAL ELECTION COMMISSION INVESTIGATED
A COMPLAINT BY JUDICIAL WATCH ALLEGING VIOLATIONS OF THE FEDERAL ELECTION CAMPAIGN ACT IN CONNECTION WITH ENE'S HIRING OF GOP CONSULTANT RALPH REED. THE COMMISSION DISMISSED THE CHARGES IN THE CASE ON FEBRUARY 11, 2003.

                           (viii)   THE GENERAL ACCOUNTING OFFICE CONDUCTED A
STUDY ON THE RELATIONSHIP OF INVESTMENT BANKS AND ANALYSTS WITH ENE AND GLOBAL CROSSING. THE GAO ISSUED A REPORT IN MARCH 2003, ENTITLED "INVESTMENT BANKS, THE ROLE OF FIRMS AND THEIR ANALYSTS WITH ENRON AND GLOBAL CROSSING."

                           (ix)     THE GENERAL SERVICES ADMINISTRATION, IN
MARCH 2002, SUSPENDED ENE AND RELATED ENTITIES FROM OBTAINING FURTHER GOVERNMENT CONTRACTS. NO FURTHER ACTION HAS BEEN TAKEN.

                           (x)      THE U.S. ATTORNEY FOR THE DISTRICT OF
CONNECTICUT CONDUCTED AN INVESTIGATION INTO VARIOUS ISSUES INCLUDING (1) A THREE-PARTY TRANSACTION BETWEEN ENE, CRRA, AND NORTHEAST UTILITIES, (2) THE NEGOTIATION AND AWARDING OF A CONTRACT BETWEEN

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GARDEN STATE AND CRRA, AND (3) POLITICAL CONTRIBUTIONS MADE TO CONNECTICUT
GOVERNMENT OFFICIALS. ENE has responded to a subpoena for documents issued on May 17, 2002.

                  d.       CONGRESSIONAL INVESTIGATIONS

                           (i)      UNITED STATES SENATE. The United States
Senate has conducted five investigations relating to the Enron Companies.

                                    (A)      THE SENATE COMMITTEE ON
GOVERNMENTAL AFFAIRS AND THE PERMANENT SUBCOMMITTEE ON INVESTIGATIONS OF THE SENATE COMMITTEE ON GOVERNMENTAL AFFAIRS CONDUCTED A MULTI-FACETED INVESTIGATION INTO THE ROLE OF INTERNAL AND EXTERNAL ACTORS (BOTH PUBLIC AND PRIVATE SECTOR) IN THE EVENTS LEADING TO THE ENRON COMPANIES' CURRENT SITUATION. The investigation resulted in the release of four reports:

                                             (1)      BOARD OF DIRECTORS. On
July 8, 2002, the Permanent Subcommittee on Investigations released its report, entitled "The Role of The Board of Directors in Enron's Collapse." The report focuses on actions or omissions of the Board in allowing ENE to engage in certain practices and transactions.

                                             (2)      FINANCIAL OVERSIGHT. On
October 8, 2002, the Staff to the Senate Committee on Governmental Affairs released its report entitled "Financial Oversight of Enron: The SEC and Private-Sector Watchdogs." The report documents the results of the Committee's review of the financial oversight of the Enron Companies and focuses on the role of the SEC as well as the role of credit rating agencies and Wall Street securities analysts.

                                             (3)      FERC. On November 12,
2002, the Staff to the Senate Committee on Governmental Affairs released a report entitled "Committee Staff Investigation of FERC's Oversight of Enron Corp." This focus of this report is similar to the October 8, 2002 report in that it examines FERC's performance as a public-sector watchdog. On the same day, the Committee's Minority Staff released its report on "FERC and Its Oversight of Enron Corp.," which takes a position contrary to that contained in the Committee Staff report.

                                             (4)      PULP AND PAPER. On January
2, 2003, the Permanent Subcommittee on Investigations released its "Report on Fishtail, Bacchus, Sundance and Slapshot: Four Transactions Funded and Facilitated by U.S. Financial Institutions." This report examined four related transactions involving the Enron Companies' pulp and paper business assets.

                                    (B)      THE SENATE COMMITTEE ON COMMERCE,
SCIENCE AND TRANSPORTATION IS CONDUCTING AN INVESTIGATION TO DETERMINE WHETHER THE ENRON COMPANIES' BUSINESS ACTIVITIES HAD ANY IMPACT UPON THE COMMERCE, SCIENCE OR TRANSPORTATION WITHIN THE UNITED STATES. This committee held a number of hearings between December 2001 and July 2002 concerning, among other things, the Enron Companies' involvement in potential manipulation of the western U.S. energy market and the consumer impact of the effect of the bankruptcy on state pension funds. No report has been issued and no further hearings are scheduled at this time.

                                    (C)      THE SENATE COMMITTEE ON FINANCE AND
THE CONGRESSIONAL JOINT COMMITTEE ON TAXATION ARE CONDUCTING AN INVESTIGATION INTO CERTAIN MATTERS RELATING TO (1) THE ENRON COMPANIES' USE OF TAX SHELTERS, OFF-SHORE ENTITIES AND SPES AND (2) THE ENRON COMPANIES' PENSION AND EXECUTIVE COMPENSATION AND BENEFIT ARRANGEMENTS FOR THEIR EMPLOYEES. In February 2002, the Senate Committee on Finance requested that the Congressional Joint Committee on Taxation undertake an investigation into these issues. In February 2003, the Joint Committee on Taxation released a staff report that sets forth the results of the investigation, including, among other things, a review of the Enron Companies' tax-motivated transactions and their financial accounting and reporting and tax impact, and a review of the Enron Companies' qualified retirement plans and executive compensation system, including prepetition and postpetition payments and bonuses.

                  The Senate Committee on Finance subsequently held two hearings concerning the Joint Committee on Taxation's staff report and investigation. The first hearing, held on February 13, 2003, primarily related to the tax aspects of the report, while the second hearing, held on April 8, 2003, primarily related to executive compensation issues.

                  On October 21, 2003, Phillip Cook, at attorney with Alston & Bird, the law firm representing the ENE Examiner, testified before the Senate Committee on Finance with respect to certain of ENE's tax-related transactions. The subpoena issued to Mr. Cook requested testimony regarding what the ENE Examiner had learned about these transactions and the roles of law firms, accounting firms and investment banks in facilitating these transactions. Mr. Cook testified that the ENE Examiner has concluded (as set forth in his reports filed with the Bankruptcy Court) that certain of the tax-related transactions entered into by ENE distorted ENE's financial statement net income in violation of GAAP. Furthermore, the ENE Examiner has concluded that ENE could not have implemented these transactions without the assistance it received from investment banks, its accounting firms and the law firms that issued the necessary tax opinions. Refer to "Related Documents" at http://www.enron.com/corp/por/ for a copy of Mr. Cook's written testimony.

                  Refer to Section X.A.3.e(iii)(E)., "U.S. Senate Committee on Finance" for information on the Senate Finance Committee's investigation regarding a Guatemalan power plant project.

                                    (D)      THE SENATE COMMITTEE ON BANKING,
HOUSING AND URBAN AFFAIRS CONDUCTED AN INVESTIGATION RELATING TO ACCOUNTING AND INVESTOR PROTECTION ISSUES ARISING FROM THE ENRON COMPANIES AND OTHER PUBLIC COMPANIES. The committee hearings examined issues including (1) accounting and auditing standards and oversight, and conflicts of interest; (2) the completeness of disclosure in SEC filings and shareholder communications; (3) underwriter and securities analyst conflicts of interest; (4) insider abuses;
(5) corporate responsibility; and (6) the adequacy of SEC resources to meet its responsibilities.

                                    (E)      THE SENATE OFFICE OF THE CLERK
INVESTIGATED A COMPLAINT FILED BY THE CENTER FOR RESPONSIVE POLITICS, WHICH ALLEGED THAT ENE HAD FILED INCORRECT LOBBY REPORTS. ENE has since filed corrected lobby reports and the Office indicated that there will be no further action taken.

                           (ii)     UNITED STATES HOUSE OF REPRESENTATIVES. The
U.S. House of Representatives is conducting four separate investigations:

                                    (A)      THE HOUSE ENERGY & COMMERCE
COMMITTEE IS CONDUCTING AN INVESTIGATION OF MATTERS RELATING TO THE FINANCIAL DOWNFALL OF ENE. No hearings relating to the investigation have been held since March 2002, nor has any report been issued.

                                    (B)      THE HOUSE EDUCATION AND WORKFORCE
COMMITTEE IS CONDUCTING AN INVESTIGATION OF MATTERS ARISING FROM THE BANKRUPTCY OF ENE AND THE RESULTING EFFECT ON RELATED PENSION PLANS. No hearings relating to this investigation have been held since February 2002, and no report was issued.

                                    (C)      THE HOUSE FINANCIAL SERVICES
COMMITTEE CONDUCTED HEARINGS RELATING TO THE ENRON COMPANIES AND THE EFFECT OF THEIR BANKRUPTCY ON INVESTORS AND MARKETS. No hearings relating to this investigation have been held since February 2002, and no report was ever issued.

                                    (D)      THE HOUSE COMMITTEE ON GOVERNMENT
REFORM THE HOUSE COMMITTEE ON GOVERNMENT REFORM'S RANKING MINORITY MEMBER, REP. WAXMAN, CONDUCTED AN INVESTIGATION INTO VARIOUS ISSUES INCLUDING ENRON'S CONTACTS WITH GOVERNMENT OFFICIALS, AND ACTIONS OF FORMER ENRON OFFICIALS CURRENTLY SERVING IN THE EXECUTIVE BRANCH. The Company has responded to several requests for documents and other information.

                  e. STATE INVESTIGATIONS. In addition, authorities in various states are conducting their own investigations into various aspects of the Enron Companies:

                           (i)      THE STATE OF FLORIDA OFFICE OF THE ATTORNEY
GENERAL CONDUCTED AN INVESTIGATION OF CERTAIN OF THE ENRON COMPANIES RELATIVE TO RELATED PARTY TRANSACTIONS AND SPES PURSUANT TO ENFORCEMENT OF RICO. The Florida Attorney General has closed its investigation and has indicated that it anticipates taking no further action.

                           (ii)     The State of Oregon Department of Justice
Financial Fraud Section is conducting an investigation of ENE relative to the Oregon Racketeer Influenced and Corrupt Organizations Act.

                           (iii)    THE CALIFORNIA STATE SENATE AND ATTORNEY
GENERAL ARE CONDUCTING AN INVESTIGATION OF PRICE MANIPULATION ALLEGATIONS BY ENE, CERTAIN WHOLESALE SERVICES ENTITIES, AND EPMI.

                           (iv)     THE CONNECTICUT STATE'S ATTORNEY, WHO
EXERCISES CRIMINAL JURISDICTION IN CONNECTICUT, INDICATED IN THE SUMMER OF 2002 THAT IT MIGHT BEGIN AN INVESTIGATION OF ENE. Prior to the commencement of any formal investigation, ENE voluntarily contacted the State's Attorney's office and agreed to provide documents previously produced to the Connecticut Attorney General and the U.S. Attorney for the District of Connecticut. ENE has not received a formal subpoena from this office.

                           (v)      THE PUBLIC UTILITY COMMISSION OF TEXAS
CONDUCTED AN INVESTIGATION OF EPMI IN REGARD TO ALLEGED OVER-SCHEDULING IN ERCOT DURING AUGUST 2001. The parties agreed to a settlement, which was approved by the Bankruptcy Court on April 10, 2003. The order made provision for an allowance of the claim totaling $9.4 million but did not authorize payment. The Debtors anticipate confirmation of the settlement agreement by the Texas PUC.

                           (vi)     NEW YORK DISTRICT ATTORNEY'S OFFICE IS
INVESTIGATING CERTAIN PREPAY TRANSACTIONS BETWEEN THE DEBTORS AND CERTAIN FINANCIAL INSTITUTIONS.

                           (vii)    THE ATTORNEY GENERAL OF THE STATE OF NEW
JERSEY WAS CONDUCTING AN INVESTIGATION INTO WHETHER $108,000 OF PREPETITION CONTRIBUTIONS MADE BY ENE TO THE CAMPAIGNS OF CERTAIN NEW JERSEY STATE LEGISLATIVE CANDIDATES VIOLATED A NEW JERSEY STATUTE GOVERNING SUCH CONTRIBUTIONS. Violation of the statute could subject ENE to criminal liability in the amount of up to $990,000. On May 28, 2003, ENE filed with the Bankruptcy Court a motion to approve a compromise and settlement with the State of New Jersey. Under the terms of the proposed settlement, (i) ENE will pay the State of New Jersey $109,000, (ii) ENE agrees to certain restrictions on its future campaign contributions to candidates for office in the State of New Jersey, and
(iii) the State of New Jersey shall release and discharge ENE from any and all claims, demands, and causes of actions arising from the contributions in question.

                           (viii)   THE HARRIS COUNTY, TEXAS DISTRICT ATTORNEY
CONDUCTED AN INVESTIGATION INTO EBS'S DELINQUENT PERSONAL PROPERTY TAXES. THE MATTER WAS SETTLED ON DECEMBER 17, 2002 WITH A PAYMENT OF BACK TAXES IN THE AMOUNT OF $1 MILLION, AND AN AGREEMENT TO A FINE OF $4,000. The Bankruptcy Court approved the settlement on December 5, 2002.

                           (ix)     THE NEW JERSEY ATTORNEY GENERAL INVESTIGATED
ALLEGATIONS THAT ENE HAD MADE ILLEGAL CAMPAIGN CONTRIBUTIONS UNDER NEW JERSEY STATE ELECTION LAWS. THE MATTER WAS SETTLED AND THE SETTLEMENT WAS APPROVED BY THE BANKRUPTCY COURT ON JUNE 10, 2003.

                  f.       INFORMAL INQUIRIES

                           (i)      HOUSE ARMED SERVICES COMMITTEE. The United
States House of Representatives Armed Services Committee made an informal inquiry, but no subpoena was ever issued, and no investigation or action was ever initiated against the Enron Companies.

                           (ii)     SENATE COMMITTEE OF HEALTH, EDUCATION, LABOR
AND PENSIONS. Shortly after the Initial Petition Date, this committee held a hearing seeking information regarding the Enron Companies' pension program, but no investigation was ever launched. No activity has taken place in over 19 months.

                           (iii)    SENATE JUDICIARY COMMITTEE. The United
States Senate Judiciary Committee made an informal inquiry, but no subpoena was ever issued, and no investigation or action was ever initiated against the Enron Companies.

                           (iv)     SENATE COMMITTEE ON ENERGY AND NATURAL
RESOURCES. The United States Senate Committee on Energy and Natural Resources made an informal inquiry, but no subpoena was ever issued, and no investigation or action was ever initiated against the Enron Companies.

D.       COMMITTEES

         1.       CREDITORS' COMMITTEE

                  a. APPOINTMENT. On December 12, 2001, the U.S. Trustee appointed the Creditors' Committee pursuant to section 1102 of the Bankruptcy Code.

                  b. ORIGINAL COMPOSITION. The original Creditors' Committee was composed of 15 of the largest unsecured creditors holding a variety of claims against the Debtors, including, but not limited to, bank debt, trade debt, and employment-related claims. Initially, the Creditors' Committee included: JP Morgan Chase & Co.; Citigroup/Citibank; ABN AMRO Bank; Credit Lyonnais; CSFB; National City Bank, as Indenture Trustee; Silvercreek Management, Inc.; Oaktree Capital Management, LLC; Wells Fargo, as Indenture Trustee; The Bank of New York, as Indenture Trustee; St. Paul Fire and Marine Insurance Company; National Energy Group, Inc.; Duke Energy Trading and Marketing, LLC; Mr. Michael P. Moran, individually and as representative; and The Williams Companies. At the organizational meeting on December 12, 2002, the Creditors' Committee appointed Wells Fargo and The Williams Companies as co-chairs.

                  c. RECONSTITUTION. On December 24, 2001, the U.S. Trustee amended the appointment of the Creditors' Committee, effective as of December 10, 2001, by removing CSFB and adding West LB. On September 9, 2002, the appointment of the Creditors' Committee was again amended, effective as of September 10, 2002. This second amendment reflected (i) the removal of Mr. Michael P. Moran(36), (ii) the resignation of Citigroup/Citibank, and The Williams Companies, and (iii) the addition of Reliant Energy. The current co-chairs of the Creditors' Committee are Wells Fargo and Credit Lyonnais. In February 2003, Duke Energy Trading and Marketing, LLC and National City Bank, as Indenture Trustee, resigned from the Creditors' Committee. On September 4, 2003, the Creditors' Committee was officially reconstituted to reflect the February 2003 resignations.

                  d. REQUESTS FOR ADDITIONAL COMMITTEES. In February 2002, after requests made to the U.S. Trustee were denied, certain creditors of ENA and its subsidiaries engaged in the wholesale energy trading business filed motions and related pleadings before the Bankruptcy Court seeking the appointment of one or more separate creditors' committees. These creditors asserted that separate creditors' committees were warranted on the basis that, among other things, the Creditors' Committee did not adequately represent their interests. The Debtors, the U.S. Trustee, and the Creditors' Committee unanimously opposed these motions. The Bankruptcy Court indicated that it would not rule on such motions until after the ENA Examiner filed the ENA Examiner Interim Report addressing various inter-Debtor issues and potential for conflict from the vantage point of the ENA estate. By order dated June 21, 2002, the Bankruptcy

------------------
(36)     Mr. Moran was appointed to the Employee Committee, effective March 27,
2002.

Court denied all motions for separate creditors' committees. In denying these requests, the Bankruptcy Court noted: "[A]dding additional committees would likely intensify conflict and lead to further complication. This Court is disinclined to add committees to satisfy one group of creditors, a group that already has representation on the Creditors' Committee, only to create further discord, litigation and delay." The U.S. District Court affirmed the Bankruptcy Court's order on appeal.

                  e. RETENTION OF PROFESSIONALS. As of the date hereof, the Creditors' Committee has retained Milbank, Tweed, Hadley & McCloy LLP as legal counsel and Squire, Sanders & Dempsey L.L.P. as additional special conflicts counsel. The Creditors' Committee has also retained several other professionals including Houlihan Lokey Howard & Zukin Financial Advisors, Inc., as investment bankers; Ernst & Young LLP, as accountants; Ernst & Young Corporate Finance LLC, as restructuring advisors; McKool Smith, P.C. as special Texas litigation counsel; and InteCap, Inc., as damages consultant.

         2.       EMPLOYEE COMMITTEE

                  a. APPOINTMENT AND SCOPE. On March 27, 2002, the U.S. Trustee appointed the Employee Committee pursuant to sections 1102(a) and 1102(b) of the Bankruptcy Code for the limited purpose of investigating issues relating to (a) continuation of health or other benefits for former employees of the Debtors, (b) the investigation of claims uniquely held by employees, as such, against the Debtors, (c) the treatment of employees' claims under any plan(s) of reorganization or liquidation, (d) possible WARN Act violations by the Debtors in discharging employees, (e) possible violation by the Debtors of state labor laws and certain provisions of ERISA, and (f) dissemination of non-confidential information relating to items (a) through (e) to employees, former employees, or groups thereof.

                  b. ORIGINAL COMPOSITION. The original Employee Committee was included: Michael P. Moran, Esq.; Richard D. Rathvon; Diana S. Peters; Christie Patrick, Esq.; Monet Ewing; and State Street, in its capacity as special fiduciary for certain Enron plans.

                  c. RECONSTITUTION. On March 29, 2002, the U.S. Trustee amended the appointment of the Employee Committee, effective as of March 29, 2002, by removing Christie Patrick, Esq. and adding Kevin Hyatt.

                  d. RETENTION OF PROFESSIONALS. The Employee Committee has retained Kronish Lieb Weiner & Hellman LLP as counsel and McClain, Leppert & Maney, P.C. as special litigation counsel. The Employee Committee has also retained Crossroads, LLC as financial advisors; and Triad Communication, Inc. as communication specialists and consultants.

                  e. SEVERANCE SETTLEMENT FUND LITIGATION. Certain claims and causes of action arising from and relating to the Employee Prepetition Stay Bonus Payments to certain of the Debtors' former employees were assigned to the Employee Committee and are the subject of litigation styled: (a) Theresa A. Allen, et al. v. Official Employment-Related Issues Committee, Enron Corp., ENA, and Enron Net Works, L.L.C., Adv. No. 03-02084-AJG, which was dismissed by the Bankruptcy Court; (b) Official Employment-Related Issues Committee of Enron Corp., et al. v. John D. Arnold, et al., Adv. No. 03-3522, currently pending in the United States

Bankruptcy Court for the Southern District of Texas; (c) Official Employment-Related Issues Committee of Enron Corp., et al. v. James B. Fallon, et al., Adv. No. 03-3496, currently pending in the United States Bankruptcy Court for the Southern District of Texas; (d) Official Employment-Related Issues Committee of Enron Corp., et al. v. Jeffrey McMahon, Adv. No. 03-3598, currently pending in the United States Bankruptcy Court for the Southern District of Texas; and (e) Official Employment-Related Issues Committee of Enron Corp., et al. v. John J. Lavorato, et al., Adversary No. 03-3721, currently pending in the United States Bankruptcy Court for the Southern District of Texas.

         3.       FEE COMMITTEE

                  a. APPOINTMENT AND SCOPE. By Order dated January 17, 2002, the Bankruptcy Court established procedures for the payment of interim compensation and the reimbursement of expenses of Chapter 11 Professionals. Subsequently, on April 26, 2002, the Bankruptcy Court entered an order establishing the Fee Committee.

                  The Fee Committee is authorized to (a) review and analyze interim and final fee applications filed by Chapter 11 Professionals in accordance with orders of the Bankruptcy Court; (b) monitor whether each Chapter 11 Professional develops agreed budgets with its client; (c) implement reasonable procedures for sufficiently reporting and applying for fees; and (d) file advisory reports with the Bankruptcy Court.

                  b. COMPOSITION. The Bankruptcy Court's April 26, 2002 order established the Fee Committee to be comprised of a Chairperson, appointed by the Bankruptcy Court and representatives appointed by each of the Debtors, the Creditors' Committee, the Employee Committee and the U.S. Trustee. At any time and from time to time, with or without notice, the Bankruptcy Court may alter the membership of the Fee Committee. Effective April 3, 2002, the Bankruptcy Court appointed Joseph Patchan to serve as Chairperson of the Fee Committee.

                  c. RETENTION OF PROFESSIONALS. The Fee Committee was authorized to employ professionals to assist the Fee Committee in the review and analysis of the fee applications and the budgets and to provide such other services as the Fee Committee, in its sole and absolute discretion, deems appropriate. The Fee Committee has employed one computer analyst firm and five individuals to assist the Fee Committee.

                  d. FEE APPLICATIONS. The Fee Committee has established procedures for the submission and review of fee applications and the preparation of budgets by the Chapter 11 Professionals. Professional services are to be allocated among the respective Debtors and detailed by task codes established by the Debtors subject to the Fee Committee's concurrence. As a result of the Fee Committee's efforts, each fee application filed by a Chapter 11 Professional utilizes the same categorization and task codes.

                  The Fee Committee analyzes each fee application, emphasizing the reasonableness of fees in light of the tasks performed and the Chapter 11 Professional's and its client's duties and responsibilities. Following a dialogue between the Fee Committee and the Chapter 11 Professional, the Fee Committee prepares an advisory report for the Bankruptcy Court setting forth its issues and recommendations with regard to the fees and expenses set forth in the Chapter 11 Professional's application. The advisory report is not binding upon the Bankruptcy Court or any Chapter 11 Professional. Each Chapter 11 Professional may file with the Bankruptcy Court and submit to the Fee Committee a brief statement of the reason why it believes the Bankruptcy Court should or should not follow the advisory report's recommendation.

                  As of October 15, 2003, Chapter 11 Professionals have filed four interim fee applications. To date, the Bankruptcy Court has approved an aggregate of approximately $162 million in fees and expenses for Chapter 11 Professionals. The Fee Committee has not yet completed its advisory reports with respect to the Chapter 11 Professionals' fourth interim fee applications (covering the period from January 1, 2003 through April 30, 2003).

E.       AVOIDANCE ACTIONS

                  Pursuant to the Bankruptcy Code, a debtor may seek to recover, through adversary proceedings in the Bankruptcy Court, certain transfers of the debtor's property, including payments of cash, made while the debtor was insolvent during the 90 days immediately prior to the commencement of the bankruptcy case (or, in the case of a transfer to or on behalf of an "insider," one year prior to the commencement of the bankruptcy case) in respect of antecedent debts to the extent the transferee received more than it would have received on account of such pre-existing debt had the debtor been liquidated under chapter 7 of the Bankruptcy Code. Such transfers include cash payments, pledges of security interests or other transfers of an interest in property. In order to be preferential, such payments must have been made while the debtor was insolvent; debtors are rebuttably presumed to have been insolvent during the 90-day preference period. The Bankruptcy Code's preference statute can be very broad in its application because it allows the debtor to recover payments regardless of whether there was any impropriety in such payments. A debtor must commence avoidance actions within two years of the date it files its bankruptcy petition.

                  There are, however, certain defenses to such claims. For example, transfers made in the ordinary course of the debtor's and the transferee's business according to ordinary business terms may not be recoverable. Furthermore, if the transferee extended credit contemporaneously with or subsequent to the transfer, and prior to the commencement of the bankruptcy case, for which the transferee was not repaid, such extension may constitute an offset against an otherwise recoverable transfer of property. If a transfer is recovered by a debtor, the transferee has a general unsecured claim against the debtor to the extent of the recovery.

                  Under the Bankruptcy Code and under various state laws, a debtor may also recover or set aside certain transfers of property (fraudulent transfers), including the grant of a security interest in property, made while the debtor was insolvent or which rendered the debtor insolvent or undercapitalized to the extent that the debtor received less than reasonably equivalent value for such transfer.

                  The Plan provides for all potential preference and fraudulent conveyance actions to be investigated and, to the extent determined to be actionable and material, to be pursued. In that regard, the Debtors have already undertaken a comprehensive and coordinated effort to identify, develop and pursue (if appropriate) avoidance actions in respect of payments, distributions and other transfers made by, or on behalf of, the Debtors up to one year prior to the Petition Date. With the active assistance and participation of bankruptcy counsel and certain of their other restructuring professionals, the Debtors have devoted (and will continue to devote) considerable time and resources to this effort. The Debtors anticipate that this process will continue following confirmation of the Plan. Given the size and complexity of the Chapter 11 Cases, the existence and/or merit of all avoidance actions were not and could not have been litigated prior to the Confirmation Date.

                  As part of the investigatory process, factual data and information concerning a vast array of transactions, payments and other transfers made, or engaged in, by the Debtors has been collected from a multitude of disparate sources, ranging from bank statements and computer-generated accounts payable detail to loan documentation, employment agreements and third-party invoices. All such data and information is being organized and subsequently analyzed for potential avoidance actions. Payments and other transfers made by the Debtors within 90 days of the Petition Date, for example, have been reviewed and reconciled against bank statements, invoices and other pertinent documentation to determine the existence of potentially preferential transfers under section 547 of the Bankruptcy Code.

                  In addition, in connection with the analysis of the Safe-Harbor Agreements, the Debtors conduct an avoidance review of each such agreement. This review is intended to identify potential preferences, fraudulent transfers, or other avoidable transactions related to the agreement. As a general proposition, section 546 of the Bankruptcy Code immunizes from avoidance many transfers related to Safe-Harbor Agreements. However, to the extent avoidable transactions not protected by section 546 are discovered, they are taken into account in reaching a settlement with the counterparty. Refer to
Section IV.B.1., "Resolution of the Wholesale Trading Book" for further information.

                  ANY PERSON (INCLUDING BUT NOT LIMITED TO THOSE PERSONS LISTED IN RESPONSE TO ITEM 3 ON THE STATEMENT OF FINANCIAL AFFAIRS FOR ANY DEBTOR) THAT HAS RECEIVED A TRANSFER OF PROPERTY IN WHICH ANY OF THE DEBTORS' ESTATES HAS AN INTEREST DURING THE APPROPRIATE LOOK-BACK PERIOD SHOULD ASSUME THAT THE TRANSFER IS BEING INVESTIGATED AND THAT AN AVOIDANCE ACTION WILL BE COMMENCED IF SUCH ACTION IS DEEMED TO HAVE MERIT.

                  To date, the Debtors have commenced adversary proceedings in the Bankruptcy Court and/or sent demand letters to numerous parties seeking to recover preferential transfers or fraudulent conveyances. As the Debtors continue their diligence efforts, the Debtors anticipate that they will commence additional avoidance actions not reflected below.

                  Set forth below is a table listing currently pending adversary proceedings seeking to recover preferential transfers or fraudulent conveyances that are not otherwise discussed in this Disclosure Statement. Each of these adversaries are either in the very early stages of discovery or the deadline for filing an answer had not yet expired.

AVOIDANCE ACTIONS

                                    ADVERSARY                                   TOTAL
                                   PROCEEDING                                  TRANSFER
     TRANSFEREE/DEFENDANT              NO.                 TRANSFEROR           AMOUNT
------------------------------     ----------     ----------------------     ------------
A T KEARNEY                         03-04583      ENRON NORTH AMERICA        $ 250,000.00
                                                  CORP.
ABB LUMMUS GLOBAL INC               03-04569      ENRON ENGINEERING &
                                                  CONSTRUCTION                 398,161.76
                                                  COMPANY
AC ENERGY SYSTEMS INC               03-91430      ENRON ENERGY                 125,000.82
                                                  SERVICES, INC.
ACTION ELECTRIC CO INC              03-06295      ENRON ENERGY                 450,525.69
                                                  SERVICES, INC.
ADAPTIVE CONTROL                    03-91450      ENRON ENERGY                  41,200.00
SYSTEMS                                           SERVICES, INC.
ADVANTAGE ENERGY                    03-06264      ENRON ENERGY                 247,270.00
  GROUP INC                                       SERVICES, INC.
AIR EQUIPMENT INC                   03-91460      ENRON ENERGY                 118,584.00
                                                  SERVICES, INC.
AMTECH LIGHTING                     03-06262      ENRON ENERGY                  25,766.18
  SERVICES CO                                     SERVICES, INC.
AN-COR INDUSTRIAL                   03-91471      ENRON ENGINEERING &          100,728.00
PLASTICS INC                                      CONSTRUCTION
                                                  COMPANY
ANRITSU CO                          03-91316      ENRON BROADBAND              153,086.22
                                                  SERVICES, INC.
ARISTOTLE PUBLISHING                03-91140      ENRON CORP.                   47,000.00

AUSTEC SERVICES INC                 03-91447      ENRON BROADBAND              172,415.10
                                                  SERVICES, INC.
AVIOR NETWORKS INC                  03-04578      ENRON BROADBAND               24,000.00
                                                  SERVICES, INC.
AVISTAR SYSTEMS                     03-91148      ENRON NET WORKS L.L.C.        81,281.60

AVW AUDIO VISUAL                    03-08898      ENRON CORP.                  139,274.04

BAKER ROBBINS &                     03-92401      ENRON NET WORKS L.L.C.        47,517.00
 COMPANY
BAKER ROBBINS &                     03-92550      ENRON CORP.                   23,968.00
COMPANY
BAKER/MO SERVICES, INC.             03-91152      ENRON NORTH AMERICA           35,193.68
                                                  CORP.
BARTON CREEK RESORT                 03-92567      ENRON CORP.                   27,894.95

BELENOS                             03-91160      ENRON BROADBAND               35,625.00
                                                  SERVICES, INC.
BERGER IRON WORKS, INC.             03-92654      ENRON CORP.                  485,881.26

BIDDING NETWORK                     03-91126      ENRON CORP.                   20,000.00

BRITAIN ELECTRIC                    03-92406      ENRON CORP.                  289,752.51
CORPORATION
CB RICHARD ELLIS INC                03-91165      ENRON BROADBAND               44,998.65
                                                  SERVICES, INC.

                                        ADVERSARY                                           TOTAL
                                       PROCEEDING                                          TRANSFER
        TRANSFEREE/DEFENDANT               NO.               TRANSFEROR                     AMOUNT
------------------------------------------------------------------------------------------------------
CENTURYTEL                              03-92589      ENRON BROADBAND SERVICES, INC.         21,313.52
------------------------------------------------------------------------------------------------------
CESAR PELLI & ASSOCIATES INC            03-91167      ENRON CORP.                            27,694.65
------------------------------------------------------------------------------------------------------
CGI INFORMATION SYSTEMS CONSULTING      03-91426      ENRON BROADBAND SERVICES, INC.         25,063.67
------------------------------------------------------------------------------------------------------
CHOICE! ENERGY INCORPORATED             03-92546      ENRON NORTH AMERICA CORP.             474,476.16
------------------------------------------------------------------------------------------------------
CIA MEDIA NETWORK                       03-91421      ENRON CORP.                            55,000.00
------------------------------------------------------------------------------------------------------
CITIBANK, N.A., CITIGROUP GLBOAL        03-92701      ENRON CORP. AND ENRON              32,392,941.72
MARKETS, INC., J.P. MORGAN CHASE                      BROADBAND SERVICES, INC.
BANK, J.P. MORGAN SECURITIES, INC.
------------------------------------------------------------------------------------------------------
CLIMATEC                                03-06290      ENRON ENERGY SERVICES, INC.           107,100.00
------------------------------------------------------------------------------------------------------
COCKERILL MECHANICAL INDUSTRIES         03-91428      ENRON NORTH AMERICA CORP.             200,000.00
------------------------------------------------------------------------------------------------------
COMMUNICATIONS SYSTEMS SERVICES         03-92412      ENRON BROADBAND SERVICES, INC.        103,444.84
------------------------------------------------------------------------------------------------------
COMPLETE SOLUTIONS INC                  03-08897      ENRON NET WORKS L.L.C.                 43,300.00
------------------------------------------------------------------------------------------------------
CONCHANGO TEXAS INC                     03-08883      ENRON NET WORKS L.L.C.                 35,640.00
------------------------------------------------------------------------------------------------------
CONSTANT POWER MANUFACTURING CO         03-91342      ENRON ENGINEERING &                    22,694.00
                                                      CONSTRUCTION COMPANY
------------------------------------------------------------------------------------------------------
CONSULTANTS' CHOICE                     03-91133      ENRON CORP.                            20,250.00
------------------------------------------------------------------------------------------------------
CONTROL RISKS GROUP                     03-91564      ENRON CORP.                            21,830.00
------------------------------------------------------------------------------------------------------
CONTROL SYSTEMS COMPANY                 03-91411      ENRON ENERGY SERVICES, INC.           357,966.48
------------------------------------------------------------------------------------------------------
CONTROLLED AIR INC.                     03-06291      ENRON ENERGY SERVICES, INC.           130,071.00
------------------------------------------------------------------------------------------------------
COPPER CANYON                           03-91209      ENRON ENERGY SERVICES, INC.            23,219.96
------------------------------------------------------------------------------------------------------
CRANBERRY MFG CORP                      03-92564      ENRON BROADBAND SERVICES, INC.         22,859.42
------------------------------------------------------------------------------------------------------
CYGNUS GROUP INC                        03-92552      ENRON CORP.                           144,855.00
------------------------------------------------------------------------------------------------------
D'ARCY                                  03-04571      ENRON CORP.                           746,016.92
------------------------------------------------------------------------------------------------------
DASSAULT FALCON JET CORP.               03-92585      ENRON CORP.                            32,779.75
------------------------------------------------------------------------------------------------------
DATA GENERAL                            03-91180      ENRON BROADBAND SERVICES, INC.         55,207.50
------------------------------------------------------------------------------------------------------
DAVID BROWN UNION PUMPS                 03-91178      ENRON ENGINEERING &                    75,786.00
                                                      CONSTRUCTION COMPANY
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                      ADVERSARY                                                  TOTAL
                                     PROCEEDING                                                 TRANSFER
 TRANSFEREE/DEFENDANT                    NO.                          TRANSFEROR                AMOUNT
---------------------------------------------------------------------------------------------------------
DELL MARKETING L.P.                   03-91130              ENRON CORP.                         53,922.02
---------------------------------------------------------------------------------------------------------
DIAMOND CLUSTER INTL INC              03-08892              ENRON NET WORKS L.L.C.           3,315,547.00
---------------------------------------------------------------------------------------------------------
DORADO SOFTWARE INC                   03-91407              ENRON BROADBAND SERVICES, INC.     100,000.00
---------------------------------------------------------------------------------------------------------
DOW JONES & CO                        03-92581              ENRON NET WORKS L.L.C.             127,920.00
---------------------------------------------------------------------------------------------------------
DOY G. JONES II (ROCKY)               03-92652              ENRON CORP.                        393,894.75
---------------------------------------------------------------------------------------------------------
DUN & BRADSTREET                      03-08884              ENRON CORP.                         49,894.14
---------------------------------------------------------------------------------------------------------
DUN & BRADSTREET                      03-08885              ENRON NET WORKS L.L.C.             235,243.48
---------------------------------------------------------------------------------------------------------
DXP/SEPCO INDUSTRIES                  03-91439              ENRON ENGINEERING &                25,344.00
                                                            CONSTRUCTION COMPANY
---------------------------------------------------------------------------------------------------------
EBIZ PEOPLE                           03-91397              ENRON NORTH AMERICA CORP.           20,000.00
---------------------------------------------------------------------------------------------------------
ELKINS TELECOM INC                    03-08886              ENRON BROADBAND SERVICES, INC.      20,000.00
---------------------------------------------------------------------------------------------------------
EMINENT RESOURCES                     03-91395              ENRON NET WORKS L.L.C.              21,750.00
---------------------------------------------------------------------------------------------------------
ENCOURAGEMENT
RESEARCH & RESOURCES                  03-92653              ENRON BROADBAND SERVICES, INC.      43,500.00
INC.
---------------------------------------------------------------------------------------------------------
ENSR CONSULTING &
ENGINEERING                           03-08887              ENRON NORTH AMERICA CORP.          390,610.08
---------------------------------------------------------------------------------------------------------
ENTERPRISE SERVICES CO                03-08915              ENRON ENERGY SERVICES, INC.         29,094.75
---------------------------------------------------------------------------------------------------------
ENTERPRISE SERVICES CO                03-08916              ENRON NET WORKS L.L.C.              32,296.88
---------------------------------------------------------------------------------------------------------
ENTEX                                 03-08881              ENRON CORP.                         25,921.55
---------------------------------------------------------------------------------------------------------
ENVIROCLEANSE SYSTEMS
INC                                   03-06292              ENRON ENERGY SERVICES, INC.         20,486.11
---------------------------------------------------------------------------------------------------------
EPIC SYSTEMS
CORPORATION                           03-91384              ENRON BROADBAND SERVICES, INC.     159,914.50
---------------------------------------------------------------------------------------------------------
EULAN CORP                            03-91454              ENRON ENERGY SERVICES, INC.        169,150.00
---------------------------------------------------------------------------------------------------------
EXECUTIVE ADVICE                      03-91378              ENRON NET WORKS L.L.C.              65,100.00
---------------------------------------------------------------------------------------------------------
FACILITY ROBOTICS INC                 03-92565              ENRON ENERGY SERVICES, INC.         35,977.00
---------------------------------------------------------------------------------------------------------
FERN ENGINEERING                      03-91434              ENRON ENGINEERING &                121,466.85
                                                            CONSTRUCTION
                                                            COMPANY
---------------------------------------------------------------------------------------------------------
FORCEOSONLY.COM INC
DBA M & A                             03-91372              ENRON CORP.                         25,000.00
---------------------------------------------------------------------------------------------------------

                                                 ADVERSARY                                              TOTAL
                                                PROCEEDING                                             TRANSFER
          TRANSFEREE/DEFENDANT                      NO.                TRANSFEROR                       AMOUNT
-----------------------------------------------------------------------------------------------------------------
FOSTER COMPUTING SERVICES INC                    03-91365     ENRON BROADBAND SERVICES, INC.            23,986.68
-----------------------------------------------------------------------------------------------------------------
FREDERICK DUNCAN MCCAIG                          03-92649     ENRON ENGINEERING & CONSTRUCTION
                                                              COMPANY                                   20,146.31
-----------------------------------------------------------------------------------------------------------------
FRAN D BERG MARKETING & SPECIAL EVENTS INC.      03-08896     ENRON CORP.                               21,780.60
-----------------------------------------------------------------------------------------------------------------
FRITZ COMPANIES INC                              03-91359     ENRON NORTH AMERICA CORP.                 23,036.25
-----------------------------------------------------------------------------------------------------------------
FRONTIER ECONOMICS                               03-91137     ENRON CORP.                              189,177.87
-----------------------------------------------------------------------------------------------------------------
FUTURE COM LTD                                   03-91335     ENRON NET WORKS L.L.C.                   329,194.05
-----------------------------------------------------------------------------------------------------------------
GEA RAINEY CORPORATION                           03-91328     ENRON ENGINEERING & CONSTRUCTION
                                                              COMPANY                                  252,990.00
-----------------------------------------------------------------------------------------------------------------
GEORGE DON & ASSOC                               03-91324     ENRON NORTH AMERICA CORP.                85,000.00
-----------------------------------------------------------------------------------------------------------------
GLC CONSULTING SERVICE                           03-92643     ENRON NORTH AMERICA CORP.                130,000.00
-----------------------------------------------------------------------------------------------------------------
GREENFIELD HOLDING COMPANY LIMITED               03-04586     ENRON NORTH AMERICA CORP.              3,466,000.00
-----------------------------------------------------------------------------------------------------------------
GREENWICH TECHNOLOGY PARTNERS                    03-92389     ENRON NET WORKS L.L.C.                   105,200.00
-----------------------------------------------------------------------------------------------------------------
GROM ASSOCIATES INC                              03-08917     ENRON CORP.                              123,550.00
-----------------------------------------------------------------------------------------------------------------
H L MCAFEE CONSTRUCTION INC                      03-91321     ENRON BROADBAND SERVICES, INC.            21,206.00
-----------------------------------------------------------------------------------------------------------------
H. MITCHELL HARPER                               03-92651     ENRON NORTH AMERICA CORP.                 90,000.00
-----------------------------------------------------------------------------------------------------------------
HAKLUYT & CO LTD                                 03-04585     ENRON NORTH AMERICA CORP.                449,981.23
-----------------------------------------------------------------------------------------------------------------
HARTE-HANKS MARKET INTELLIGENCE                  03-91571     ENRON BROADBAND SERVICES, INC.            36,311.39
-----------------------------------------------------------------------------------------------------------------
HARTFORD STEAM BOILER INS                        03-92583     ENRON ENERGY SERVICES, INC.              833,333.34
-----------------------------------------------------------------------------------------------------------------
HAWICZ & STAIT                                   03-06625     ENRON CORP.                               31,115.06
-----------------------------------------------------------------------------------------------------------------
HELLMUTH, OBATA & KASSABAUM, PC                  03-92479     ENRON CORP.                               22,995.08
-----------------------------------------------------------------------------------------------------------------
HILTON HOTELS CORPORATION                        03-08895     ENRON CORP.                              133,293.68
-----------------------------------------------------------------------------------------------------------------
HYPO VEREINSBANK                                 03-08882     ENRON NORTH AMERICA CORP.                133,293.68
-----------------------------------------------------------------------------------------------------------------
I A NAMAN + ASSOCIATES INC                       03-92423     ENRON CORP.                              182,857.27
-----------------------------------------------------------------------------------------------------------------
INDUSTRA                                        03-008894     ENRON NORTH AMERICA CORP.                 66,268.28
-----------------------------------------------------------------------------------------------------------------

                                                 ADVERSARY                                              TOTAL
                                                PROCEEDING                                            TRANSFER
          TRANSFEREE/DEFENDANT                      NO.                TRANSFEROR                      AMOUNT
---------------------------------------------------------------------------------------------------------------
INFORMATICA CORPORATION                           03-08888    ENRON NET WORKS L.L.C.                 317,136.34
---------------------------------------------------------------------------------------------------------------
INSIGHT TELECOMMUNICATIONS, LLC                   03-91506    ENRON BROADBAND SERVICES, INC.         406,110.00
---------------------------------------------------------------------------------------------------------------
INSTRUMENTATION COMBUSTION & CONTROLS, INC.       03-92354    ENRON ENERGY SERVICES, INC.            140,270.40
---------------------------------------------------------------------------------------------------------------
INTELLIBRIDGE CORP                                03-08889    ENRON CORP.                             75,000.00
---------------------------------------------------------------------------------------------------------------
INTERMEDIA COMMUNICATIONS                         03-92346    ENRON NET WORKS L.L.C.                  20,408.29
---------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEARCH PARTNERS INC                 03-92342    ENRON CORP.                             26,000.00
---------------------------------------------------------------------------------------------------------------
INTERTRUST TECHNOLOGIES CORP                      03-92335    ENRON BROADBAND SERVICES, INC.          35,000.00
---------------------------------------------------------------------------------------------------------------
INTL COMPUTER SERV                                03-92441    ENRON CORP.                             26,040.00
---------------------------------------------------------------------------------------------------------------
INVENSYS ENERGY SYSTEMS                           03-08891    ENRON BROADBAND SERVICES, INC.          21,929.76
---------------------------------------------------------------------------------------------------------------
ISABEL CLARK D/B/A IMC DESIGNS                    03-91580    ENRON CORP.                             23,425.30
---------------------------------------------------------------------------------------------------------------
IT SOLUTIONS INC                                  03-08911    ENRON CORP.                             91,267.81
---------------------------------------------------------------------------------------------------------------
JEFFERSON ASSOCIATES                              03-08908    ENRON NET WORKS L.L.C.                  50,175.00
---------------------------------------------------------------------------------------------------------------
JOE CONNOR                                        03-92645    ENRON CORP.                             52,500.00
---------------------------------------------------------------------------------------------------------------
JOHN BURNS CONSTRUCTION COMPANY                   03-91558    ENRON BROADBAND SERVICES, INC.         128,865.50
---------------------------------------------------------------------------------------------------------------
JOHN PARISH                                       03-92642    ENRON NORTH AMERICA CORP.               20,000.00
---------------------------------------------------------------------------------------------------------------
JRA CONSTRUCTION                                  03-91233    ENRON ENERGY SERVICES, INC.             38,018.70
---------------------------------------------------------------------------------------------------------------
KEYSTONE SPECIALTY SERVICES CO                    03-92369    ENRON NORTH AMERICA CORP.              356,825.80
---------------------------------------------------------------------------------------------------------------
KIMBERLY ANN BROWN & ASSOCIATES                   03-08918    ENRON NORTH AMERICA CORP.               64,072.50
---------------------------------------------------------------------------------------------------------------
KNOWLEDGE NETWORKS INC                            03-92388    ENRON BROADBAND SERVICES, INC.          46,075.00
---------------------------------------------------------------------------------------------------------------
KNOWMADIC INC                                     03-92381    ENRON NET WORKS L.L.C.                  45,937.50
---------------------------------------------------------------------------------------------------------------
LAI CONSTRUCTION SERVICES INC                     03-08893    ENRON BROADBAND SERVICES, INC.         204,138.00
---------------------------------------------------------------------------------------------------------------
LANIER PROFESSIONAL SERVICES, INC.                03-92572    ENRON BROADBAND SERVICES, INC.          32,904.08
---------------------------------------------------------------------------------------------------------------
LANIER PROFESSIONAL SERVICES, INC.                03-92573    ENRON CORP.                             72,518.53
---------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS                                   03-92697    ENRON CORP. AND ENRON BROADBAND
                                                              SERVICES, INC.                         189,811.00
---------------------------------------------------------------------------------------------------------------

                                           ADVERSARY                                                      TOTAL
                                           PROCEEDING                                                    TRANSFER
        TRANSFEREE/DEFENDANT                   NO.                   TRANSFEROR                           AMOUNT
--------------------------------------------------------------------------------------------------------------------
LIGHTING AND ENERGY CONTROL                 03-06293        ENRON ENERGY SERVICES, INC.                   136,604.47
--------------------------------------------------------------------------------------------------------------------
LUCAS GROUP                                 03-92371        ENRON ENGINEERING &                            20,500.00
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
LUMINAIRE SERVICES INC                      03-92366        ENRON ENERGY SERVICES, INC.                   178,534.47
--------------------------------------------------------------------------------------------------------------------
LUNTZ RESEARCH COMPANIES                    03-92362        ENRON CORP.                                    27,193.01
--------------------------------------------------------------------------------------------------------------------
M. A. MORTENSON COMPANY                     03-92647        ENRON BROADBAND SERVICES, INC.              1,385,876.00
--------------------------------------------------------------------------------------------------------------------
MANAGEMENT RESOURCES INC                    03-92360        ENRON TRANSPORTATION SERVICES                  25,000.00
                                                            COMPANY
--------------------------------------------------------------------------------------------------------------------
MARCONI COMMUNICATIONS                      03-04575        ENRON BROADBAND SERVICES, INC.                849,463.05
--------------------------------------------------------------------------------------------------------------------
MAREK BROTHERS SYSTEMS                      03-08910        ENRON CORP.                                    84,508.76
--------------------------------------------------------------------------------------------------------------------
MASTER CRAFT BUILDERS INC                   03-92437        ENRON NORTH AMERICA CORP.                      29,700.00
--------------------------------------------------------------------------------------------------------------------
MEDIA RECOVERY INC                          03-08909        ENRON NET WORKS L.L.C.                         52,747.52
--------------------------------------------------------------------------------------------------------------------
MICROWAREHOUSE INC                          03-92474        ENRON NET WORKS L.L.C.                        509,691.29
--------------------------------------------------------------------------------------------------------------------
MIDWEST ENERGY INC                          03-92469        ENRON TRANSPORTATION SERVICES                  20,911.83
                                                            COMPANY
--------------------------------------------------------------------------------------------------------------------
MOODY INTERNATIONAL INC                     03-06294        ENRON ENERGY SERVICES, INC.                    24,200.97
--------------------------------------------------------------------------------------------------------------------
MORNINGSTAR SYSTEMS INC                     03-92394        ENRON NET WORKS L.L.C.                        190,905.12
--------------------------------------------------------------------------------------------------------------------
MS LEGAL SEARCH LLC                         03-92465        ENRON ENERGY SERVICES, INC.                    43,500.00
--------------------------------------------------------------------------------------------------------------------
NAVIGANT CONSULTING INC.                    03-92587        ENRON NORTH AMERICA CORP.                     142,500.00
--------------------------------------------------------------------------------------------------------------------
NETWORK INTERSTATE                          03-08890        ENRON NET WORKS L.L.C.                         21,583.15
--------------------------------------------------------------------------------------------------------------------
NOVA-LINK LIMITED                           03-92586        ENRON CORP.                                   283,655.32
--------------------------------------------------------------------------------------------------------------------
O & M INDUSTRIES                            03-06295        ENRON ENERGY SERVICES, INC.                   408,215.70
--------------------------------------------------------------------------------------------------------------------
OFFICE PAVILION - HOUSTON                   03-92461        ENRON CORP.                                    25,676.52
--------------------------------------------------------------------------------------------------------------------
OUTDOOR MEDIA GROUP USA INC                 03-92558        ENRON CORP.                                    23,900.00
--------------------------------------------------------------------------------------------------------------------
OVIE SYSTEMS INC                            03-91432        ENRON ENERGY SERVICES, INC.                    51,713.48
--------------------------------------------------------------------------------------------------------------------

                                           ADVERSARY                                                      TOTAL
                                           PROCEEDING                                                    TRANSFER
        TRANSFEREE/DEFENDANT                   NO.                   TRANSFEROR                           AMOUNT
--------------------------------------------------------------------------------------------------------------------
PA CONSULTING SERVICES, INC                 03-08906        ENRON NORTH AMERICA CORP.                     182,592.92
--------------------------------------------------------------------------------------------------------------------
PAHARPUR COOLING TOWERS LIMITED             03-04584        ENRON ENGINEERING &                         1,032,579.80
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
PANASONIC                                   03-91526        ENRON CORP.                                    27,529.85
--------------------------------------------------------------------------------------------------------------------
PARADIGM STRATEGY GROUP, INC.               03-92416        ENRON CORP.                                    90,000.00
--------------------------------------------------------------------------------------------------------------------
PAT TANK INC                                03-91600        ENRON TRANSPORTATION SERVICES                 142,909.01
                                                            COMPANY
--------------------------------------------------------------------------------------------------------------------
PATRICK SANDERS                             03-92644        ENRON ENGINEERING &                            35,000.00
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
PATTERSON & ASSOCIATES                      03-91586        ENRON NORTH AMERICA CORP.                      61,066.00
--------------------------------------------------------------------------------------------------------------------
PCPC INCORPORATED                           03-08905        ENRON NET WORKS L.L.C.                         52,932.24
--------------------------------------------------------------------------------------------------------------------
PDFRAZER CONSULTING INC                     03-91226        ENRON NORTH AMERICA CORP.                      25,000.00
--------------------------------------------------------------------------------------------------------------------
PERFORMANCE DESIGN LAB                      03-08912        ENRON ENERGY SERVICES, INC.                    63,337.68
--------------------------------------------------------------------------------------------------------------------
PETROLEUM ARGUS LTD                         03-91545        ENRON NET WORKS L.L.C.                         65,250.00
--------------------------------------------------------------------------------------------------------------------
PINKERTON SYSTEMS INTEGRATION               03-08904        ENRON CORP.                                    55,897.18
--------------------------------------------------------------------------------------------------------------------
PIRA ENERGY GROUP                           03-92510        ENRON NORTH AMERICA CORP.                      28,750.00
--------------------------------------------------------------------------------------------------------------------
PM INDUSTRIAL ECONOMICS                     03-08868        ENRON CORP.                                    29,105.05
--------------------------------------------------------------------------------------------------------------------
PORT OF HOUSTON AUTHORITY                   03-92511        ENRON TRANSPORTATION SERVICES                  75,375.00
                                                            COMPANY
--------------------------------------------------------------------------------------------------------------------
PRINCETON CONSULTANTS                       03-06627        ENRON NET WORKS L.L.C.                         21,417.77
--------------------------------------------------------------------------------------------------------------------
PRITCHETT RUMMLER-BRACHE INC                03-08903        ENRON ENERGY SERVICES, INC.                   433,964.30
--------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICES INC                   03-91577        ENRON CORP.                                    20,082.25
--------------------------------------------------------------------------------------------------------------------
QUINN GILLESPIE & ASSOCIATES                03-91214        ENRON CORP.                                   257,985.56
--------------------------------------------------------------------------------------------------------------------
QUIRI                                       03-06949        ENRON ENGINEERING &                            36,753.41
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
R P ADAMS COMPANY INC                       03-92512        ENRON ENGINEERING &                            46,239.00
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------

                                           ADVERSARY                                                      TOTAL
                                           PROCEEDING                                                    TRANSFER
        TRANSFEREE/DEFENDANT                   NO.                   TRANSFEROR                           AMOUNT
--------------------------------------------------------------------------------------------------------------------
RAECON CORP                                 03-91608        ENRON NORTH AMERICA CORP.                      23,300.36
--------------------------------------------------------------------------------------------------------------------
RED MAN PIPE & SUPPLY CO                    03-91612        ENRON ENGINEERING &                           246,809.21
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
REDBACK NETWORKS                            03-04581        ENRON BROADBAND SERVICES, INC.              1,081,103.35
--------------------------------------------------------------------------------------------------------------------
REFERRAL NETWORKS D/B/A PEOPLECLICK         03-92506        ENRON NORTH AMERICA CORP.                      30,000.00
--------------------------------------------------------------------------------------------------------------------
RETRO-TECH SYSTEMS INC                      03-91624        ENRON ENERGY SERVICES, INC.                   124,678.67
--------------------------------------------------------------------------------------------------------------------
REUSE TECHNOLOGY INC                        03-92421        ENRON NORTH AMERICA CORP.                      68,333.02
--------------------------------------------------------------------------------------------------------------------
RINO EQUIPMENT INC                          03-92556        ENRON ENGINEERING &                            38,634.00
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
RONALD FRANKS CONSTRUCTION                  03-92482        ENRON BROADBAND SERVICES, INC.                141,982.00
--------------------------------------------------------------------------------------------------------------------
ROSEMOUNT ANALYTICAL INC.                   03-92566        ENRON ENGINEERING &                            62,090.00
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
ROYAL BANK OF CANADA                        03-92578        ENRON CORP.                                   459,954.00
--------------------------------------------------------------------------------------------------------------------
SALIENCE ASSOCIATES                         03-06297        ENRON ENERGY SERVICES, INC.                   373,317.51
--------------------------------------------------------------------------------------------------------------------
SAP AMERICA INC                             03-92385        ENRON CORP.                                   522,055.36
--------------------------------------------------------------------------------------------------------------------
SBC DATACOMM                                03-92488        ENRON ENGINEERING &                            53,381.81
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
SIEMENS BUSINESS SERVICES INC               03-92382        ENRON CORP.                                   474,403.85
--------------------------------------------------------------------------------------------------------------------
SITUS REALTY SERVICES INC                   03-92591        ENRON BROADBAND SERVICES, INC.                 35,100.00
--------------------------------------------------------------------------------------------------------------------
SOUTHEASTERN ELECTRIC INC                   03-08870        ENRON ENERGY SERVICES, INC.                    57,062.00
--------------------------------------------------------------------------------------------------------------------
SPECIALIZED BANKING FURNITURE INC           03-91533        ENRON NET WORKS L.L.C.                      2,563,443.00
--------------------------------------------------------------------------------------------------------------------
SPECIALIZED BANKING FURNITURE INC           03-92417        ENRON CORP.                                 2,563,443.00
--------------------------------------------------------------------------------------------------------------------
SPHERION CORPORATION                        03-08902        ENRON CORP.                                    21,250.00
--------------------------------------------------------------------------------------------------------------------
SPIRENT COMMUNICATIONS                      03-91313        ENRON BROADBAND SERVICES, INC.                 97,427.23
--------------------------------------------------------------------------------------------------------------------
STANDARD AND POORS                          03-91311        ENRON NET WORKS L.L.C.                         78,887.19
--------------------------------------------------------------------------------------------------------------------
STRATEGIC TECHNOLOGIES                      03-92514        ENRON BROADBAND SERVICES, INC.                 42,264.00
--------------------------------------------------------------------------------------------------------------------

                                           ADVERSARY                                                      TOTAL
                                           PROCEEDING                                                    TRANSFER
        TRANSFEREE/DEFENDANT                   NO.                   TRANSFEROR                           AMOUNT
--------------------------------------------------------------------------------------------------------------------
STRUCTURETONE INC                           03-91541        ENRON BROADBAND SERVICES, INC.                248,104.30
--------------------------------------------------------------------------------------------------------------------
STURGEON ELECTRIC CO INC                    03-08869        ENRON ENERGY SERVICES, INC.                    35,270.00
--------------------------------------------------------------------------------------------------------------------
SUD-CHEMIE INC                              03-91536        ENRON TRANSPORTATION SERVICES                 128,625.00
                                                            COMPANY
--------------------------------------------------------------------------------------------------------------------
SUN MICROSYSTEMS                            03-08899        ENRON ENERGY SERVICES, INC.                   789,059.32
--------------------------------------------------------------------------------------------------------------------
SUN MICROSYSTEMS                            03-08901        ENRON NET WORKS L.L.C.                      1,178,338.77
--------------------------------------------------------------------------------------------------------------------
SUN MICROSYSTEMS                            03-08913        ENRON CORP.                                    85,127.10
--------------------------------------------------------------------------------------------------------------------
SUN MICROSYSTEMS                            03-08919        ENRON BROADBAND SERVICES, INC.                113,089.67
--------------------------------------------------------------------------------------------------------------------
SYNTEGRA USA INC                            03-92422        ENRON NET WORKS L.L.C.                        822,913.90
--------------------------------------------------------------------------------------------------------------------
TABORS CARAMANIS AND ASSOCIATES             03-91310        ENRON CORP.                                    92,427.33
--------------------------------------------------------------------------------------------------------------------
TALBRIDGE LIMITED                           03-91546        ENRON CORP.                                    20,109.84
--------------------------------------------------------------------------------------------------------------------
TALENT TREE                                 03-06266        ENRON ENERGY SERVICES, INC.                 6,536,739.99
--------------------------------------------------------------------------------------------------------------------
TATUM CFO PARTNERS LLP                      03-91551        ENRON NET WORKS L.L.C.                         59,700.00
--------------------------------------------------------------------------------------------------------------------
TECHNICAL SOLUTIONS & SERVICES              03-06289        ENRON ENERGY SERVICES, INC.                   945,649.26
--------------------------------------------------------------------------------------------------------------------
TECHNIQUES INC                              03-08875        ENRON CORP.                                    76,788.00
--------------------------------------------------------------------------------------------------------------------
TEKSYSTEMS INC                              03-92576        ENRON BROADBAND SERVICES, INC.                 20,430.00
--------------------------------------------------------------------------------------------------------------------
TELERATE                                    03-08900        ENRON NET WORKS L.L.C.                        517,948.70
--------------------------------------------------------------------------------------------------------------------
TELPLEXUS INC                               03-91482        ENRON BROADBAND SERVICES, INC.                114,656.00
--------------------------------------------------------------------------------------------------------------------
THE ADCETERA GROUP                          03-08873        ENRON CORP.                                    24,314.86
--------------------------------------------------------------------------------------------------------------------
THE ADCETERA GROUP                          03-08874        ENRON BROADBAND SERVICES, INC.                 32,515.73
--------------------------------------------------------------------------------------------------------------------
THE ALEXANDER GROUP INC                     03-91490        ENRON CORP.                                    20,000.00
--------------------------------------------------------------------------------------------------------------------
THE COEUR D'ALENE                           03-91309        ENRON NORTH AMERICA CORP.                      26,068.06
--------------------------------------------------------------------------------------------------------------------
THE GOGATES CROUP INC                       03-91560        ENRON CORP.                                    25,000.00
--------------------------------------------------------------------------------------------------------------------
THE HOUSTONIAN                              03-91555        ENRON CORP.                                    47,402.31
--------------------------------------------------------------------------------------------------------------------
THE MET- BUSINESS & SPORTS CLUB             03-91495        ENRON CORP.                                   103,809.88
--------------------------------------------------------------------------------------------------------------------

                                           ADVERSARY                                                      TOTAL
                                           PROCEEDING                                                    TRANSFER
        TRANSFEREE/DEFENDANT                   NO.                   TRANSFEROR                           AMOUNT
--------------------------------------------------------------------------------------------------------------------
THE NICHOLAS GROUP/RANDALL ALTON            03-06622        ENRON ENGINEERING &                            25,000.00
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
THE PAYNE CO                                03-91501        ENRON ENERGY SERVICES, INC.                    35,550.00
--------------------------------------------------------------------------------------------------------------------
THE TELLURIDE CONTROLS CO, INC.             03-92426        ENRON ENERGY SERVICES, INC.                   608,959.50
--------------------------------------------------------------------------------------------------------------------
THE TRAVEL AGENCY IN THE PARK               03-06628        ENRON CORP.                                 1,065,000.00
--------------------------------------------------------------------------------------------------------------------
THERMAL TRANSFER CORP                       03-06302        ENRON ENERGY SERVICES, INC.                   237,433.00
--------------------------------------------------------------------------------------------------------------------
TIG FIRST SOURCE                            03-92559        ENRON ENERGY SERVICES, INC.                    25,000.00
--------------------------------------------------------------------------------------------------------------------
TRANSAMERICA                                03-92569        ENRON CORP.                                   250,000.00
--------------------------------------------------------------------------------------------------------------------
TRENT MECHANICAL CO INC                     03-06257        ENRON ENERGY SERVICES, INC.                   375,501.60
--------------------------------------------------------------------------------------------------------------------
TRIDIUM INC                                 03-08914        ENRON ENERGY SERVICES, INC.                    65,700.00
--------------------------------------------------------------------------------------------------------------------
TRILLIANT CORPORATION                       03-92590        ENRON NET WORKS L.L.C.                        111,156.58
--------------------------------------------------------------------------------------------------------------------
TRIPLEX INC                                 03-92562        ENRON ENGINEERING &                            21,854.10
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
TURBINE TECHNOLOGY SERVICES                 03-92574        ENRON ENGINEERING &                         1,259,178.27
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
TURNER BROS TRUCKING INC                    03-92571        ENRON ENGINEERING &                            58,742.45
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
TUV NEL LTD                                 03-91550        ENRON ENGINEERING &                            74,780.04
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
U1 CONSULTING GROUP, INC.                   03-92594        ENRON BROADBAND SERVICES, INC.                195,165.00
--------------------------------------------------------------------------------------------------------------------
UNILOY MILACRON                             03-06256        ENRON ENERGY SERVICES, INC.                   168,315.00
--------------------------------------------------------------------------------------------------------------------
UNITED COMPUTING GROUP                      03-08872        ENRON CORP.                                    21,594.22
--------------------------------------------------------------------------------------------------------------------
UNITED COMPUTING GROUP                      03-08907        ENRON NET WORKS L.L.C.                      1,427,143.95
--------------------------------------------------------------------------------------------------------------------
UNITED MECHANICAL                           03-91308        ENRON ENERGY SERVICES, INC.                    48,220.00
--------------------------------------------------------------------------------------------------------------------
VAN STEVEN DICKERSON                        03-08871        ENRON TRANSPORTATION SERVICES                  20,100.00
                                                            COMPANY
--------------------------------------------------------------------------------------------------------------------
VARO ENGINEERS, LIMITED                     03-06255        ENRON ENERGY SERVICES, INC.                   180,088.04
--------------------------------------------------------------------------------------------------------------------

                                           ADVERSARY                                                      TOTAL
                                           PROCEEDING                                                    TRANSFER
        TRANSFEREE/DEFENDANT                   NO.                   TRANSFEROR                           AMOUNT
--------------------------------------------------------------------------------------------------------------------
VERIZON                                     03-08876        NATIONAL ENERGY PRODUCTION                    116,718.58
                                                            CORPORATION
--------------------------------------------------------------------------------------------------------------------
VERIZON                                     03-08877        ENRON NET WORKS L.L.C.                        155,067.18
--------------------------------------------------------------------------------------------------------------------

VERIZON                                      03-8878        ENRON ENGINEERING &                            57,180.48
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
WADE R. HUNTER                              03-92648        ENRON CORP.                                    27,825.00
--------------------------------------------------------------------------------------------------------------------
WEST COAST ENGINEERING                      03-92516        ENRON ENERGY SERVICES, INC.                    62,250.00
--------------------------------------------------------------------------------------------------------------------
WESTDEUTSCHE LANDESBANK GIROZENTRALE        03-92698        ENRON CORP. AND ENRON                          25,000.00
                                                            BROADBAND SERVICES, INC.
--------------------------------------------------------------------------------------------------------------------
WINKLER AMMONIA REFRIGERATION &             03-06254        ENRON ENERGY SERVICES, INC.                    34,500.00
--------------------------------------------------------------------------------------------------------------------
WRIGHT EXPRESS                              03-92580        ENRON CORP.                                 2,777,893.53
--------------------------------------------------------------------------------------------------------------------
YANTRA CORPORATION                          03-08879        ENRON NORTH AMERICA CORP.                     141,374.44
--------------------------------------------------------------------------------------------------------------------
YANTRA CORPORATION                          03-08880        ENRON NET WORKS L.L.C.                        213,434.36
--------------------------------------------------------------------------------------------------------------------
YORKTOWN COMMUNICATIONS L.L.C.              03-91307        ENRON BROADBAND SERVICES, INC.                 85,000.00
--------------------------------------------------------------------------------------------------------------------
ZARAMELLA & PAVAN CONSTRUCION CO.           03-92481        ENRON ENGINEERING &                           610,316.16
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------
ZEKS COMPRESSED AIR SOLUTIONS               03-06253        ENRON ENERGY SERVICES, INC.                   126,737.59
--------------------------------------------------------------------------------------------------------------------
ZIDELL VALVE CORPORATION                    03-92554        ENRON ENGINEERING &                            71,591.00
                                                            CONSTRUCTION COMPANY
--------------------------------------------------------------------------------------------------------------------

                                             TOTAL:                                                    92,380,447.95
--------------------------------------------------------------------------------------------------------------------

                  In addition to the pending avoidance actions, as of September 5, 2003, the Debtors had sent approximately 92 demand letters seeking the recovery of approximately $2.097 billion from approximately 7 financial institutions and 85 trade and other creditors. One of these demand letters has resulted in a settlement, leaving outstanding demand letters seeking to recover approximately $2.084 billion.

                  As part of their efforts to streamline the procedures relating to avoidance actions, the Debtors obtained approval of procedures governing settlement of avoidance actions. Under the procedures, settlement of actions where the face amount of the transfer is less than $200,000 would be accomplished without notice or further order of the Bankruptcy Court; provided, however, the Debtors will file monthly schedules summarizing all settlements under $200,000. Settlements of avoidance actions where the face amount of the transfer is between $200,000 and

$1 million would be deemed approved absent any timely, written objection after ten days prior written notice. For proposed settlements where the face amount of the transfer was greater than $2 million, the Debtors would be required to obtain a prior agreement of the Creditors' Committee as to the fairness and reasonableness of any proposed settlement and would, thereafter, seek Bankruptcy Court approval of the settlement by way of a motion filed pursuant to Bankruptcy Rule 9019.(37) The Debtors will also seek Bankruptcy Court approval of all settlements over $1 million.

                  In the event the Debtors were to prevail on a significant portion of the potential avoidance actions, substantial funds would be recovered by the Debtors' estates. However, the Debtors' cannot predict the outcome of these avoidance actions, nor the amounts that may be realized therefrom either from recoveries on judgments or settlements.

                  Refer to Section IV.C.1.b., "Pending Preference and Avoidance Actions" for information regarding other pending avoidance actions.

F.       RELATED U.S. BANKRUPTCY PROCEEDINGS

         1.       NEW POWER COMPANY

                  a. NEW POWER COMPANY. On or about March 28, 2002, the Bankruptcy Court entered an order authorizing and approving the settlement of all amounts owed by New Power Holdings, Inc. and NPW to ENE, EESI, ENA, and EPMI pursuant to certain commodities contracts between the parties. The settlement provided that: (a) the Enron parties would retain the $70 million of the NPW parties' security deposits in their possession; and (b) the NPW parties would issue a $28 million promissory note, payable to the Enron parties for the balance. The NPW parties filed for chapter 11 protection on June 11, 2002, in the Georgia Bankruptcy Court, triggering payment of the promissory note.

                  The amounts due and payable pursuant to the promissory note were subject to a cash collateral order dated July 11, 2002, issued by the Georgia Bankruptcy Court. Pursuant to the terms of that cash collateral order, on or about November 4, 2002, the NPW parties paid the Enron parties $28,485,958.30, representing the outstanding principal and interest then due pursuant to the promissory note. On or about January 15, 2003, the NPW parties paid the Enron parties $137,000, representing the expenses payable in connection with the promissory note.

                  On or about January 13, 2003, the Georgia Bankruptcy Court appointed the NPW Examiner in the purchasers' bankruptcy cases, and authorized him to investigate, file and take appropriate action with respect to certain issues, including whether the claim of the Enron parties in connection with the settlement should be recharacterized as equity. A recharacterization of

----------------------------
(37) For purposes of the procedures, "avoidance actions" do not include (a) any actions that may be commenced against any insider of the Debtor; (b) any actions that may be commenced against any affiliate of the Debtors or their insiders; (c) any actions that may be commenced against any current or former employee of the Debtors or their past or present affiliates; (d) any action that has been or may be commenced by the Creditors' Committee; or (e) any of the cases that are currently subject to mediation.

the sellers' claim by the NPW Examiner could significantly reduce the amount of such claim. As of the date hereof, the NPW Examiner's review is continuing.

         2.       EOTT

                  On October 8, 2002, EOTT Energy Finance Corp., EOTT Energy General Partner, LLC, EOTT Energy Operating Limited Partnership, EOTT Energy Canada Limited Partnership, EOTT Energy Pipeline Limited Partnership, EOTT Energy Liquids, L.P. each filed a chapter 11 bankruptcy petition in the Corpus Christi Bankruptcy Court. On October 21, 2002, EOTT Energy Corp. filed its chapter 11 petition in the Corpus Christi Bankruptcy Court. On February 18, 2003, the Corpus Christi Bankruptcy Court confirmed the EOTT Debtors' plan of reorganization, which became effective on March 1, 2003.

                  On October 8, 2002, the Debtors entered into a comprehensive settlement agreement effectively divorcing EOTT Energy Corp. and affiliated entities from ENE, ENA, EESI, EGLI, and certain non-Debtors. Bankruptcy Court approval of this settlement was obtained on December 5, 2002 over opposition by certain claimants in the EOTT Debtors' chapter 11 cases. An order approving the settlement agreement had previously been entered by the Corpus Christi Bankruptcy Court on November 22, 2002. Besides saving the Debtors' estates the future costs of claims litigation, the approved settlement agreement included a comprehensive release of current and future claims, indemnification for potential claims related to formerly cooperative pipeline operations, and consideration paid to the Debtors in the form of $1.25 million in cash, the delivery of a $6.2 million promissory note, and cash settlement of certain invoices. Execution of the settlement agreement itself also involved the execution of several related agreements concerning the consensual transition of employees between the parties, the termination of certain operating agreements between the parties, the execution of the promissory note, the delivery of letters of credit and the releases of liens. The closing of the settlement agreement occurred on December 31, 2002.

         3.       LJM2

                  On September 25, 2002, LJM2 filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the LJM2 Bankruptcy Court, thereby commencing case number 02-38335-SAF. On or about December 2, 2002, ENE filed a proof of claim in the LJM2 bankruptcy proceedings, in which ENE asserted, on behalf of itself and ENA, Porcupine I LLC, Fishtail LLC, and Annapurna LLC, a contingent, unliquidated claim against LJM2. The allegations regarding ENE's transactions with LJM2 set forth in the Second ENE Examiner's Report serve as the basis for ENE's claim against LJM2. LJM2 has filed an objection to ENE's proof of claim and discovery is ongoing. The LJM2 Bankruptcy Court has converted the objection to ENE's claim to an adversary proceeding, and ENE must file an amended claim pleadings its asserted damages with particularity by October 17, 2003.

                  On or about April 18, 2003, LJM2 filed its Disclosure Statement to Accompany First Amended Liquidating Plan of Reorganization Filed by LJM2 Co-Investment, L.P. On May 15, 2003, the LJM2 Bankruptcy Court approved LJM2's disclosure statement. On August 18, 2003, the LJM2 Bankruptcy Court confirmed LJM2's proposed liquidating plan of reorganization. Pursuant to the plan, LJM2 will transfer substantially all of its assets into two trusts, Trust A and Trust B, for the benefit of its creditors. Trust A will consist of most of LJM2's assets, including cash and cash equivalents, investments, insurance policies, insurance claims, avoidance actions (other than those against LJM2's limited partners and special limited partner), and certain rights of action. Trust B will consist of LJM2's rights under its partnership agreement, including the right to seek capital contributions from its limited partners and to bring certain avoidance actions against the limited partners and its special limited partner. Under the LJM2 plan, ENE would receive a beneficial interest in Trust A to the extent and in the amount of its allowed claim and would be entitled to receive its pro rata share of distributions from Trust A. ENE would not receive any distributions from Trust B.

                  Because of the ongoing dispute with respect to ENE's proof of claim in the LJM2 bankruptcy, the uncertainty with respect to the value of the assets to be transferred to Trust A, and the amount of other claims to be satisfied by distributions from Trust A, ENE cannot predict what, if anything, it will receive on account of its claims against LJM2.

         V. CERTAIN INTERNATIONAL SUBSIDIARIES AND RELATED INTERNATIONAL PROCEEDINGS

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       GENERAL OVERVIEW

                  Prior to the Initial Petition Date, the Enron Companies' presence outside of the United States was widespread. ENE, through its various subsidiaries, operated in approximately 70 countries outside of the United States and in many cases incorporated or otherwise formed entities domiciled in these jurisdictions. As of the Initial Petition Date, approximately 45% of ENE's 2,400 direct and indirect subsidiaries were Foreign Affiliates. A significant portion of these approximately 1,100 Foreign Affiliates were incorporated in the United Kingdom, the Cayman Islands, and the Netherlands.

                  Since the Initial Petition Date, the Enron Companies have engaged in a systematic analysis of these Foreign Affiliates that has resulted in many of them having been dissolved, identified for dissolution, or sold. In addition, on November 29, 2001, and on various dates thereafter, certain Foreign Affiliates in England went into administration. Within a short period following the Initial Petition Date, various other Foreign Affiliates had also commenced (either voluntarily or involuntarily) insolvency proceedings in Australia, Singapore, and Japan. Additional filings have continued world-wide and insolvency proceedings for Foreign Affiliates are continuing for various companies registered in Argentina, Belgium, Bermuda, Canada, the Cayman Islands, Denmark, France, Germany, Hong Kong, India, Italy, Mauritius, the Netherlands, Norway, Peru, Spain, Sweden, and Switzerland.

                  At present, no worldwide integrated treaty governing cross-border insolvency law exists. Each country normally has its own set of laws dealing with insolvency and restructuring, and a developing set of rules as to each country's approach to the recognition of insolvency regimes from other jurisdictions. Virtually all foreign insolvency proceedings are markedly different from the United States chapter 11 process. In the United States, proof of insolvency is not required to commence a chapter 11 case and an established mechanism exists for financiers to provide debtor-in-possession financing in return for super-priority claim status. Moreover, the Bankruptcy Code provides a chapter 11 debtor and its creditor constituencies with flexibility to negotiate the terms of a chapter 11 plan. In contrast, in most foreign jurisdictions, there is no direct equivalent to chapter 11. Instead, the available insolvency proceedings in most jurisdictions tend to more closely resemble chapter 7 of the Bankruptcy Code. Some of the primary differences between chapter 11 proceedings in the United States and foreign insolvency proceedings include: (a) in many cases, insolvency of the company must be alleged before the foreign proceedings are commenced; (b) it is very uncommon for the debtor to stay in possession or control of the company once a foreign insolvency proceeding has been commenced; (c) it is very uncommon for a debtor to be able to put in place debtor-in-possession financing overseas, making it harder to inject funds into insolvent companies to preserve and/or maintain the value of the assets; (d) in many European and Latin American jurisdictions, managers and directors of a company may be obliged by local law to petition for insolvency if the company is actually insolvent; and (e) there is much less flexibility in determining the ultimate recovery under a scheme or plan designed to distribute assets and satisfy claims.

                  In light of the inherent differences between chapter 11 proceedings and most foreign insolvency proceedings, along with the fact that there is no overriding international treaty to harmonize cross-border insolvencies or restructurings, extensive work with insolvency practitioners and counsel in some foreign jurisdictions has been required in order to coordinate the process.

                  Once a Foreign Affiliate is placed into a foreign insolvency proceeding, control of the Foreign Affiliate along with the management and distribution of its assets will generally be transferred to an insolvency practitioner, such as an administrator, receiver, or liquidator. Thus, commencement of most foreign proceedings results in a loss of ultimate control by the Debtors over the assets of the Foreign Affiliate. Therefore, communication with foreign insolvency practitioners and foreign counsel is an integral component to ensure that the interests of the estate are protected and to assist the process of reaching overall strategic goals for the Debtors.

                  Most foreign proceedings are, for the reasons previously set out, unlikely to realize a great deal of value for creditors. Recoveries to unsecured creditors of 2 or 3% are not uncommon in foreign proceedings and it is unusual to obtain recoveries of over 50%. Active steps have been taken to keep Foreign Affiliates with valuable assets out of foreign proceedings where possible.

                  In some cases, joint filings both in the United States and in the foreign jurisdiction have been utilized to protect an entity's assets.

B. SUMMARY OF SUBSIDIARIES AND RELATED PROCEEDINGS IN ENGLAND, THE CAYMAN ISLANDS AND THE NETHERLANDS

                  The three most significant jurisdictions outside of the United States in terms of numbers of Enron Companies as of the Initial Petition Date were England, the Cayman Islands, and the Netherlands. A summary of the activity undertaken in those countries along with details of the Foreign Affiliates currently in insolvency proceedings is set out below.

         1.       ENGLAND

                  England was a key jurisdiction for ENE's activities in Europe. The majority of ENE's investments into Europe were made indirectly through EEL, which was the senior holding company in England. ENE made advances to ENHBV, which lent on these funds to EEL. EEL was placed into administration by the English court on November 29, 2001 and its administrators are partners of PwC UK. ENHBV is owed approximately $1.2 billion by EEL and EEL's administrators are currently estimating a dividend to creditors in the range of 2.9 to 4%. The ENHBV claim has not yet been agreed with EEL's administrators. The companies that are held directly or indirectly by EEL have been outside the control of ENE since November 29, 2001 by virtue of the appointment of PwC UK in respect of EEL and other English entities. As of the Initial Petition Date, there were 188 such entities, of which approximately 30 are currently subject to an insolvency proceeding. ENE's most significant recovery from an English entity is likely to be by virtue of its claim against Keresforth Three Limited (formerly EMGL), which is also in administration. ENE has a claim of approximately $634 million against Keresforth Three Limited and according to estimates from PwC UK it can expect to recover in the range of $254 million to $336 million. In fact, on September 30, 2003, the administrators of Keresforth Three Limited declared a first interim dividend of $111 million payable to ENE. The Debtors may also recover certain amounts as creditors of Foreign Affiliates in other insolvency proceedings in England. The estimated recovery for these Debtors ranges from $13,000 to $3.1 million (see Table at C. below). However, at this stage, the timing and amount of any distribution is uncertain since many insolvency proceedings relating to these Foreign Affiliates are at a preliminary stage.

         2.       CAYMAN ISLANDS

                  As of the Initial Petition Date, there were 696 Enron Companies incorporated in the Cayman Islands, a significant number of which have now been dissolved or are due to be dissolved. Cayman entities were frequently used as holding companies in projects and other group structures for tax reasons. In almost all cases, a particular entity would only be concerned with a single project. A notable exception is EDF, which provided inter-company funding to group projects as described in more detail below.

                  EDF was incorporated in July 1995 to provide inter-company financing to international projects. EDF is a Debtor and was placed into provisional liquidation in the Cayman Islands on July 17, 2003. An order was entered on July 28, 2003 by the Bankruptcy Court approving a fee protocol which allocates responsibility for the compensation and reimbursement of expenses for professionals retained by EDF, between the Bankruptcy Court and the Cayman Islands court. EDF's assets consist primarily of receivables under various promissory notes from consolidated subsidiaries within the Enron Companies with a face value of approximately $1.9 billion and investments in consolidated subsidiaries within the Enron Companies of approximately $315 million. EDF has provided financing, either directly or to companies associated with, the Cuiaba Project, Elektro, BLM, and Accroven. The benefit of this financing may be transferred to Prisma. Refer to Section X., "Prisma Energy International Inc." for a description of Prisma. As referred to above, under the terms of the Plan, receivables which would otherwise have flowed to EDF from the project financing referred to above will be assigned to Prisma for value. EDF's liabilities consist primarily of amounts payable under various promissory notes with a face value of approximately $2.1 billion to consolidated subsidiaries and associated companies within the Enron Companies including other Debtors.

                  Along with EDF, both LNG Shipping and India Holdings are in provisional liquidation in Cayman as well as being Debtors.

                  The assets of LNG Shipping, consisting of time charters in two vessels, were sold to a third party for $21.5 million and $1.5 million, respectively.

                  India Holdings served as one of the entities through which ENE's equity was held in Dabhol Power. Dabhol Power is in receivership and is believed to be insolvent. ENE has signed a letter of intent with certain of the other Dabhol Power shareholders (affiliates of General Electric and Bechtel), as well as the U.S. Government's Overseas Private Investment Corporation, to sell, in stages, its 65.86% stake (which would affect the ownership of India Holdings), together with other Enron affiliate construction claims relating to Dabhol Power, for approximately $20 million. In addition, a comprehensive settlement agreement providing for the rescission of certain commercial political risk insurance policies related to the Indian investment and returns of premiums to ENE paid over time, plus interest, was signed on August 12, 2003, and closing is expected in November 2003.

                  Enron Bahamas LNG is in official liquidation and its assets have been sold. The assets, consisting of rights and interests in a proposed LNG project in the Bahamas were sold to a third party. Hawksbill Creek LNG Limited, which is a Bahamian entity, is an indirect subsidiary of Enron Bahamas LNG that held rights and interests related to the LNG project, and the Debtors are owed approximately $5 million as creditors of this company. Creditors of Enron Bahamas LNG and Hawksbill Creek LNG Limited are expected to receive a distribution of approximately 80% of their claim values. However, creditors may be paid in full, and the Debtors may receive up to about $12 million through the equity interest of Global LNG, depending on payment of additional contingent consideration that is payable upon certain project construction milestones being achieved.

         3.       THE NETHERLANDS

                  As of the Initial Petition Date, approximately 141 of the Enron Companies were incorporated in the Netherlands, many of which have now been dissolved or are due to be dissolved. Dutch entities were frequently used as holding companies in projects and other group structures for tax reasons. In almost all cases, a particular entity would only be concerned with a single project. The most notable exception is ENHBV, which provided inter-company funding to group projects as described in more detail below.

                  ENHBV is a wholly owned subsidiary of ENE. The sole director of ENHBV is Equity Trust, which is a Dutch management trust company. ENHBV was set up to provide financing to various international subsidiaries and projects. ENHBV is not currently in an insolvency proceeding.

                  ENHBV's primary assets comprise amounts receivable under various promissory notes with Enron Companies with a face value of approximately $2 billion as of June 30, 2003. The largest debtor of ENHBV is EEL, which owes ENHBV approximately $1.2 billion. EEL was the principal ENE-related holding company in Europe, and it was through EEL that a significant proportion of ENE's funding and investment in Europe was directed. EEL is in administration in England and partners of PwC UK are acting as the administrators. The ENHBV claim against EEL has not yet been agreed by the administrators. As stated above, the administrators have estimated that the unsecured creditors of EEL will receive distributions of between 2.9 to 4%.

                  ENHBV has provided financing either directly or to associated companies of the Cuiaba Project, Trakya, and GTB, which, under the terms of the Plan, are to be transferred to Prisma. Refer to Section X., "Prisma Energy International Inc." for further information.

                  ENHBV's liabilities are comprised of amounts payable under various promissory notes with a face value of approximately $1.8 billion (as of June 30, 2003) due mainly to Enron affiliates as well as several third party creditors. ENHBV's major creditor is ENE, which has a claim for approximately $1.2 billion.

                  Under the Plan, ownership of ENHBV will be transferred to Prisma. The Plan also provides for an assignment of the claims of all ENE-controlled creditors of ENHBV to be made to Prisma for value under the Plan. An assignment of the ENE-controlled claims will result in Prisma controlling approximately 76%-78% of the value of ENHBV's creditor pool. ENE, working together with Equity Trust, is continuing discussions with third-party creditors to settle their claims. It is hoped that the resolution of negotiations with third-party creditors will result in ENE, and ultimately Prisma, having control of in excess of 95% of the liabilities of ENHBV.

                  If the settlement discussions referred to above are not successful then it may be necessary for ENHBV to seek the protection of the Dutch courts and to enter into a moratorium proceeding with a view to implementing a composition with creditors to effect a reorganization of ENHBV. As currently advised, ENE believes that it controls sufficient votes to pass a composition and to thereby effect a reorganization of ENHBV in this way. If, however, it were unable to do so there is a risk that ENHBV would be placed into liquidation, in which case the trustee in bankruptcy may make a call on funds that have been loaned to companies that are to be transferred to Prisma under the Plan. It follows that in such circumstances there is a risk that bankruptcy proceedings in respect of ENHBV may have the effect of reducing the value of the relevant project.

                  In addition, the transfer of the ownership of ENHBV and of the Enron-controlled claims to Prisma may be hindered or delayed by the failure of ENHBV to successfully resolve Netherlands tax liabilities for calendar year 2000 and for subsequent years. ENHBV is currently seeking to resolve these liabilities but the tax cost, if any, and the timing associated with such resolution are not now known.

C. SUMMARY OF FOREIGN PROCEEDINGS WHERE A DIRECT RECOVERY IS ANTICIPATED TO BE RECEIVED BY THE DEBTORS

                  Set out below is a summary table showing each of the Foreign Affiliates that is currently in an insolvency proceeding where it is anticipated that the Debtors as a group will receive a recovery as a creditor and/or as a shareholder. Except as otherwise set out above, the estimated maximum distribution to a single Debtor as a creditor (of one of the Foreign Affiliates listed below) is $3.4 million. The maximum estimated percentage recovery for a single Debtor as a creditor of the Foreign Affiliates below is approximately 80%. However, the rate of recovery by Debtors from a substantial number of the Foreign Affiliates remains uncertain since insolvency proceedings for these companies have not been finalized. The recoveries from most of the Foreign Affiliates listed below are expected to be modest for the reasons set forth in Section VI.A., "Compromise and Settlement of Disputes; Substantive Consolidation; Assumption of Obligations Under the Plan". As stated above, in many cases there remains considerable uncertainty as to the timing and amount of any distribution to creditors and/or shareholders.

 JURISDICTION                           COMPANY                           ESTIMATED RECOVERY FOR DEBTORS
-------------------------------------------------------------------------------------------------------------------
                                                                  AS CREDITOR                    AS SHAREHOLDER
===================================================================================================================
AUSTRALIA
-------------------------------------------------------------------------------------------------------------------
                              Enron Australia Finance       $127,790                    Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Coal Asia               $992 received by ENE on     Nil
                                                            March 13, 2003
-------------------------------------------------------------------------------------------------------------------
BAHAMAS
-------------------------------------------------------------------------------------------------------------------
                              Hawksbill Creek LNG Limited   $4,168,517                  Nil
-------------------------------------------------------------------------------------------------------------------
BERMUDA
-------------------------------------------------------------------------------------------------------------------
                              Enron Re                      Unknown                     Unknown
-------------------------------------------------------------------------------------------------------------------
CANADA
-------------------------------------------------------------------------------------------------------------------
                              EES Canada                    $126,279                    Nil
-------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS
-------------------------------------------------------------------------------------------------------------------
                              EDF                           Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              LNG Shipping                  0                           $23 million to Global LNG
                                                                                        (less liquidation expenses)
-------------------------------------------------------------------------------------------------------------------
                              Enron Bahamas LNG             0                           Up to $12 million to
                                                                                        Global LNG (depending on
                                                                                        contingent consideration)
-------------------------------------------------------------------------------------------------------------------
DENMARK
-------------------------------------------------------------------------------------------------------------------
                              EBS Denmark                   Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
ENGLAND
-------------------------------------------------------------------------------------------------------------------
                              Enron Broadband Services UK   $25,049 to $50,098          Nil
                              Limited
-------------------------------------------------------------------------------------------------------------------
                              Enron Broadband Services      Unknown                     Dividends are expected
                              Marketing Limited                                         once creditors have been
                                                                                        paid in full.
-------------------------------------------------------------------------------------------------------------------
                              ECTRL                         $356,101 to $1,424,405      Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Direct Limited          $286,119 to $572,239        Nil
-------------------------------------------------------------------------------------------------------------------
                              EEL                           $233,712 to $322,361        Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Gas & Petrochemicals    $21,902 to $43,804          Nil
                              Trading Limited
-------------------------------------------------------------------------------------------------------------------

 JURISDICTION                           COMPANY                           ESTIMATED RECOVERY FOR DEBTORS
-------------------------------------------------------------------------------------------------------------------
                                                                  AS CREDITOR                    AS SHAREHOLDER
===================================================================================================================
                              Keresforth Three Limited      $254 to $336 million        Nil
                              (formerly EMGL)
-------------------------------------------------------------------------------------------------------------------
                              EMC                           $2,374,200 to $3,165,600    Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Power Operations        $328,008 to $562,301        Nil
                              Limited

-------------------------------------------------------------------------------------------------------------------
                              NEPCO Europe Limited          Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              TME Engineers Limited         Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              TME Northern Limited          Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Coal Services Limited   Unknown                     Nil

-------------------------------------------------------------------------------------------------------------------
                              TME Torpy Limited             Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Credit Limited          $13,702 to $18,269          Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Energy Services         Unknown                     Dividends are expected
                              Engineering UK Limited                                    once creditors have been
                                                                                        paid in full.
-------------------------------------------------------------------------------------------------------------------
                              SIB2 Limited                  Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
FINLAND

-------------------------------------------------------------------------------------------------------------------
                              EFEO                          ECTRIC has received a      Nil
                                                            distribution of(euro)
                                                            931,680
-------------------------------------------------------------------------------------------------------------------
FRANCE

-------------------------------------------------------------------------------------------------------------------
                              EBS France                    Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              EGLE                          Unknown                     EGLI may receive a dividend
                                                                                        once creditors have been
                                                                                        paid in full.
-------------------------------------------------------------------------------------------------------------------
GERMANY
-------------------------------------------------------------------------------------------------------------------
                              EES Deutschland               Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              EBS Deutschland               Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Energie                 Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Direkt                  Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
HONG KONG
-------------------------------------------------------------------------------------------------------------------
                              Enron (China) Limited         $67                         Nil
-------------------------------------------------------------------------------------------------------------------
                              EBS Hong Kong                 $306                        Nil
-------------------------------------------------------------------------------------------------------------------
INDIA
-------------------------------------------------------------------------------------------------------------------
                              Dabhol Power                  See above discussion        Nil
-------------------------------------------------------------------------------------------------------------------
ITALY
-------------------------------------------------------------------------------------------------------------------
                              Enron LPG Italy               Unknown                     ENA may receive a dividend
                                                                                        once creditors have been
                                                                                        paid in full.
-------------------------------------------------------------------------------------------------------------------
                              Enron Energia Sud             Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
JAPAN
-------------------------------------------------------------------------------------------------------------------
                              Enron Japan Corp.             (Yen) 195,619 received by   Nil
                                                            Enron Expat Services
                                                            Inc., (Yen) 10,803 received
                                                            by ENW, (Yen) 1,263,062
                                                            received by EGM, (Yen)
                                                            3,999,290 received by ENE
                                                            and (Yen) 2,042,524
                                                            received by ENA on
                                                            October 17, 2002
-------------------------------------------------------------------------------------------------------------------

 JURISDICTION                           COMPANY                           ESTIMATED RECOVERY FOR DEBTORS
-------------------------------------------------------------------------------------------------------------------
                                                                  AS CREDITOR                    AS SHAREHOLDER
===================================================================================================================
MAURITIUS
-------------------------------------------------------------------------------------------------------------------
                              Enron Mauritius               See above discussion for   Nil
                                                            Dabhol Power
-------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS
-------------------------------------------------------------------------------------------------------------------
                              EES Europe                    Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Power Services BV       Unknown                     ACFI may receive a dividend
                                                                                        once creditors have been
                                                                                        paid in full.
-------------------------------------------------------------------------------------------------------------------
SINGAPORE
-------------------------------------------------------------------------------------------------------------------
                              ECT Singapore                 Unknown                     EGL may
                                                                                        receive a dividend once
                                                                                        creditors have been paid
                                                                                        in full.
------------------------------------------------------------------------------------------------------------------
                              EIEA                          Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              EBS Asia Pacific              Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
SPAIN
-------------------------------------------------------------------------------------------------------------------
                              Enron Espana                  Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Directo SA(1)           Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
SWEDEN
-------------------------------------------------------------------------------------------------------------------
                              EES Sweden                    Unknown                     Nil
-------------------------------------------------------------------------------------------------------------------
                              Enron Broadband Services      Unknown                     Nil
                              Sweden AB
-------------------------------------------------------------------------------------------------------------------

(1) This company is in administration in the United Kingdom with partners of PwC UK appointed as administrators.

D. SUMMARY OF FOREIGN PROCEEDINGS WHERE THE DEBTORS ARE NOT EXPECTED TO RECEIVE ANY DIRECT RECOVERY

                  Set out below is a list of the Foreign Affiliates that are currently in an insolvency proceeding where it is not expected that the Debtors will make a recovery either as a creditor or as a shareholder.

JURISDICTION                                COMPANY
==================================================================
ARGENTINA
------------------------------------------------------------------
                              Azurix Buenos Aires(1)
------------------------------------------------------------------
                              OBA
------------------------------------------------------------------

AUSTRALIA
------------------------------------------------------------------
                              Enron Australia Energy
------------------------------------------------------------------
BAHAMAS
------------------------------------------------------------------
                              Enron Bahamas LNG Holdings Limited
------------------------------------------------------------------
CANADA
------------------------------------------------------------------

JURISDICTION                                COMPANY
==================================================================
                              EDCC
------------------------------------------------------------------
CAYMAN ISLANDS
------------------------------------------------------------------
                              Enron Bahamas Co. Ltd.
------------------------------------------------------------------
                              India Holdings
------------------------------------------------------------------
ENGLAND
------------------------------------------------------------------
                              Caxios Limited
------------------------------------------------------------------
                              ECT Espana Limited
------------------------------------------------------------------
                              Rassau Power Limited
------------------------------------------------------------------
                              ECT Spain Limited
------------------------------------------------------------------
                              Enron Energy Services Limited
------------------------------------------------------------------
                              Energydesk.com Limited
------------------------------------------------------------------
                              Enron Europe Severnside Limited
------------------------------------------------------------------
                              Prime Operative Limited
------------------------------------------------------------------
GERMANY
------------------------------------------------------------------
                              EMGH
------------------------------------------------------------------
HONG KONG
------------------------------------------------------------------
                              Enron (HK) Limited
------------------------------------------------------------------
ITALY
------------------------------------------------------------------
                              EES Italy
------------------------------------------------------------------
                              Alfa Investimenti S.r.l.
------------------------------------------------------------------
                              Enron Investimenti S.r.l.
------------------------------------------------------------------
                              Enron Investimenti 3 S.r.l.
------------------------------------------------------------------
THE NETHERLANDS
------------------------------------------------------------------
                              Enron Direct Netherlands BV

------------------------------------------------------------------
                              Enron Energy Services Netherlands BV
------------------------------------------------------------------
PERU
------------------------------------------------------------------
                              EMC Peru
------------------------------------------------------------------
SWITZERLAND
------------------------------------------------------------------
                              Enron Energie Schweiz
------------------------------------------------------------------

(1) Azurix Buenos Aires is not an affiliate of the Debtors, but instead a wholly owned subsidiary of Azurix.

E. FOREIGN AFFILIATES NOT YET IN FOREIGN PROCEEDINGS WHERE A DIRECT RECOVERY MAY BE RECEIVED BY THE DEBTORS

                  The Debtors may also receive distributions as a creditor and/or shareholder from Foreign Affiliates not currently in an insolvency proceeding. It is not known whether these Foreign Affiliates will commence an insolvency proceeding and, therefore, the timing and amounts of such recoveries to creditors and/or shareholders is not presently known.

                  For example, as discussed above at B.3., ENHBV has a claim against EEL for $1.1 billion. Since ENE holds more than 60% of the total value of claims against ENHBV, it is anticipated that ENE will, over time, recover significant value from ENHBV although the timing and amount of any recoveries are not able to be estimated.

                     VI. SUMMARY OF DEBTORS' CHAPTER 11 PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A. COMPROMISE AND SETTLEMENT OF DISPUTES; SUBSTANTIVE CONSOLIDATION; ASSUMPTION OF OBLIGATIONS UNDER THE PLAN

         1.       COMPROMISE AND SETTLEMENT

                  The Plan incorporates a proposed compromise and settlement of certain issues disputed by the Proponents, the Creditors' Committee, the ENA Examiner and other parties in interest. Refer to Section I.B.2., "Global Compromise Embodied in the Plan" for further information. These issues include whether the estates of each of the Debtors should be treated separately for purposes of making payments to Creditors, whether and to what extent proceeds from the liquidation of assets, including claims and causes of action or from the Sale Transactions should be allocated among the Debtors based upon their respective claims of ownership to such assets, and the amount, allowance and priority of certain Intercompany Claims. The provisions of the Plan relating to substantive consolidation of the Debtors, the treatment of Intercompany Claims, and the treatment of each Class of Claims under the Plan reflect this compromise and settlement, which, upon the Effective Date, shall be binding upon the Debtors, all Creditors, and all Entities receiving any payments or other distributions under the Plan. Without limiting the foregoing, the Plan and the definitions of "Distributive Assets," "Enron Guaranty Distributive Assets," "Wind Guaranty Distributive Assets," "ACFI Guaranty Distributive Assets," "ENA Guaranty Distributive Assets," "EPC Guaranty Distributive Assets," and "Intercompany Distributive Assets" set forth in Article I of the Plan incorporate the following salient provisions of such compromise and settlement:

                  a. SUBSTANTIVE CONSOLIDATION. The Plan Currency to be distributed to each holder of an Allowed General Unsecured Claim against each Debtor, other than the Portland Debtors, shall equal the sum of (i) 70% of the distribution such holder would receive if the Debtors, other than the Portland Debtors, were not substantively consolidated and (ii) 30% of the distribution such holder would receive if all of the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated and one-half of Accepting Guaranty Claims were allowed.

                  b. RELATED ISSUES. The compromise and settlement of the substantive consolidation issue set forth in the Plan encompasses a global settlement of numerous issues related to or impacted by substantive consolidation, including, without limitation, characterization of Intercompany Claims, treatment of Guaranty Claims, transactions involving certain of the Debtors' structured-finance transactions and ownership of certain claims and causes of action.

                           (i)      INTERCOMPANY CLAIMS. The Plan Currency to be
allocated to each holder of an Intercompany Claim against another Debtor shall equal 70% of the distribution such holder would receive if the Debtors were not substantively consolidated.

                           (ii)     GUARANTY CLAIMS. The Plan Currency to be
distributed to each holder of an Allowed Guaranty Claim shall equal the sum of
(i) 70% of the distribution such holder would receive if the Debtors, other than the Portland Debtors, were not substantively consolidated, and, (ii) in the event that such holder's respective Class of Guaranty Claims votes to accept the Plan in accordance with section 1126 of the Bankruptcy Code, 30% of the distribution such holder would receive if all of the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated and one-half of such Accepting Guaranty Claims were allowed.

                           (iii)    OWNERSHIP OF CERTAIN ASSETS. For purposes of
calculating the Distributive Assets of ENE and ENA, the Debtors shall take, or cause to be taken, such action as is appropriate to reflect that: (a) ENA's Assets shall include ENE's preferred stock interests in Enron Canada, either through a capital contribution or otherwise; (b) the preferred stock interests in Enron Canada held by ECPC and the preferred stock interests in ECPC held by Enron Canada shall be deemed cancelled or otherwise returned to their respective issuers; provided, however, that, if such cancellation or return leaves ECPC with insufficient funds to satisfy third-party obligations, Enron Canada shall contribute such monies to ECPC as are necessary as to satisfy such third-party obligations; (c) to the extent that proceeds are received in connection with the sale or contribution of CPS, ENE and ENA Assets shall each include 50% of the proceeds thereof, net of the payment of third-party obligations; and (d) to the extent that proceeds are received in connection with the sale or contribution of Bridgeline Holdings, ENA's Assets shall include all the proceeds thereof, net of the payment of third-party obligations.

                           (iv)     OWNERSHIP OF CERTAIN LITIGATION CLAIMS. The
Litigation Trust Claims and the Special Litigation Trust Claims shall be deemed owned by all of the Debtors, other than the Portland Debtors, and the proceeds therefrom, if any, shall be distributed ratably, on a Consolidated Basis, to holders of Allowed General Unsecured Claims, other than those against the Portland Debtors.

                  c. PLAN CURRENCY. By virtue of and integral to the compromise and settlement of the substantive consolidation issue set forth in the Plan, except as provided in Sections 7.2 and 7.8 of the Plan with respect to ENA and certain of its subsidiaries and the holders of TOPRS, respectively, each holder of an Allowed Unsecured Claim against each Debtor, other than the Portland Debtors, shall receive the same Plan Currency regardless of the asset composition of such Debtor's estate on or subsequent to the Effective Date. Such mixture of Plan Currency shall bear direct relationship to the amount of Creditor Cash available for distribution and the value of the respective Plan Securities, as recalculated in accordance with provisions of Section 32.1(d) of the Plan.

                  d. INTER-DEBTOR WAIVERS. By virtue of and integral to the compromise and settlement of the substantive consolidation issue set forth in the Plan, on the Effective Date, (i) each Debtor, other than the Portland Debtors, shall waive any defense, including, without limitation, defenses arising under sections 502(d) and 553(a) of the Bankruptcy Code, to

Intercompany Claims asserted by another Debtor and such Claims shall be deemed to be Allowed Claims, (ii) Intercompany Claims between Debtors shall be deemed to be mutual claims arising prior to the Initial Petition Date for purposes of setoff, (iii) each of the Debtors and Debtors in Possession, other than the Portland Debtors, shall waive its right to receive distributions on any claims and causes of action such Debtor and Debtor in Possession may have against another Debtor and Debtor in Possession, other than the Portland Debtor, arising in accordance with sections 509, 544, 547, 548 and 553(b) of the Bankruptcy Code, without waiving or releasing any claims and causes of action against non-Debtor parties and (iv) except as provided in subsection (i) of this paragraph, each Debtor and Debtor in Possession, other than the Portland Debtors, shall waive and forever release any right, claim or cause of action which has been or could have been asserted by such Debtor or Debtor in Possession against any other Debtor and Debtor in Possession, other than the Portland Debtors, including pursuant to the principles of substantive consolidation, piercing the corporate veil, alter ego, domination, constructive trust and similar principles of state or federal and other creditors' rights laws.

                  e. GOVERNANCE. By virtue of and integral to the compromise and settlement of the substantive consolidation issue set forth in the Plan, the boards of the respective Entities contemplated pursuant to the Plan represent the interests of Creditor constituencies and provide protections to safeguard the interests of such constituencies.

         2.       NON-SUBSTANTIVE CONSOLIDATION

                  On the Effective Date, the Debtors' estates shall not be deemed to be substantively consolidated for purposes of the Plan; provided, however, that, as part of the compromise and settlement embodied in the Plan, holders of Allowed Claims and Allowed Equity Interests shall receive a portion of their distributions based upon the hypothetical pooling of the assets and liabilities of the Debtors, other than the Portland Debtors. Any Claims against one or more of the Debtors based upon a guaranty, indemnity, co-signature, surety or otherwise, of Claims against another Debtor shall be treated as separate and distinct Claims against the estate of the respective Debtors and shall be entitled to distributions under the Plan in accordance with the provisions of the Plan.

         3.       ALLOCATION OF EXPENSES

                  On or prior to the Ballot Date, the Debtors shall file a motion with the Bankruptcy Court and, in connection with the entry of the Confirmation Order, the Bankruptcy Court shall enter an order with respect to the allocation of overhead and expenses among the Debtors and the Reorganized Debtors, as the case may be. Without limiting the foregoing, such allocation shall be predicated upon the tasks to be performed by the Debtors and the Reorganized Debtors, as the case may be, from and after the Confirmation Date, including, without limitation, the number of employees required to discharge such duties and obligations. Except as provided therein, all other provisions of the Bankruptcy Court's orders, dated February 25, 2002, November 21, 2002 and November 25, 2002, with respect to the allocation of overhead and expenses shall remain in full force and effect. Notwithstanding the foregoing or the provisions of Sections 3.1 and 3.2 of the Plan, to the extent that the Assets of a Debtor are insufficient to satisfy the administrative professional fees and the allocable overhead of such Debtor, the unsatisfied portion thereof shall be absorbed by the remaining Debtors.

         4.       WIND RESERVE FUND

                  Pursuant to the Wind Reserve Fund Order and for purposes of calculating distributions pursuant to the Plan, including, without limitation, the amount and value of Distributive Assets, Enron Guaranty Distributive Assets, Intercompany Distributive Assets and Wind Guaranty Distributive Assets, the Wind Reserve Fund shall not be included in the Assets of any of the Debtors, including Wind.

B.       PROVISIONS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS AND PRIORITY
TAX CLAIMS

         1.       ADMINISTRATIVE EXPENSE CLAIMS

                  On the later to occur of (a) the Effective Date and (b) the date on which an Administrative Expense Claim shall become an Allowed Claim, the Reorganized Debtors shall (i) pay to each holder of an Allowed Administrative Expense Claim, in Cash, the full amount of such Allowed Administrative Expense Claim, or (ii) satisfy and discharge such Allowed Administrative Expense Claim in accordance with such other terms no more favorable to the claimant than as may be agreed upon by and between the holder thereof and the Debtors or the Reorganized Debtors, as the case may be; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred by the Debtors in Possession during the Chapter 11 Cases shall, pursuant to the Plan, be paid by the Reorganized Debtor Plan Administrator in accordance with the terms and conditions of the particular transaction and any agreements relating thereto.

                  In connection with determination of Allowed Administrative Expense Claims, it is anticipated that the Confirmation Order will establish a deadline or bar date for creditors and parties in interest to assert Administrative Expense Claims against one or more of the Debtors. The Confirmation Order will also establish the procedures for filing, resolving and reserving for such Administrative Expense Claims. The Debtors' currently estimate that the outstanding Allowed Administrative Expense Claims as of the Effective Date will be, in the aggregate, between $3,338,000.00 and $4,080,000.00.

         2.       PROFESSIONAL COMPENSATION AND REIMBURSEMENT CLAIMS

                  All Entities awarded compensation or reimbursement of expenses by the Bankruptcy Court in accordance with sections 328, 330 or 331 of the Bankruptcy Code or entitled to the priorities established pursuant to section 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code, shall be paid in full, in Cash, the amounts allowed by the Bankruptcy Court (a) on or as soon as reasonably practicable following the later to occur of (i) the Effective Date and (ii) the date upon which the Bankruptcy Court order allowing such Claim becomes a Final Order or (b) upon such other terms no more favorable to the Claimant than as may be mutually agreed upon between such holder of an Allowed Administrative Expense Claim and the Debtors or the Reorganized Debtors, as the case may be.

         3.       PAYMENT OF PRIORITY TAX CLAIMS

                  Each holder of an Allowed Priority Tax Claim shall be entitled to receive distributions in an amount equal to the full amount of such Allowed Priority Tax Claim. At the option and discretion of the Debtors, with the consent of the Creditors' Committee, which option shall be exercised, in writing, on or prior to the commencement of the Confirmation Hearing, such payment shall be made (a) in full, in Cash, on the Effective Date, (b) in accordance with section 1129(a)(9)(C) of the Bankruptcy Code, in full, in Cash, in equal quarterly installments, commencing on the first (1st) Business Day following the Effective Date and ending on the sixth (6th) anniversary of assessment of such Allowed Priority Tax Claim, together with interest accrued thereon at a rate to be determined by the Bankruptcy Court and set forth in the Confirmation Order, or
(c) by mutual agreement of the holder of such Allowed Priority Tax Claim and the Debtors, subject to the consent of the Creditors' Committee.

C.       CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

                  Claims and Equity Interests are classified as follows:

         1.       CLASS 1 - PRIORITY NON-TAX CLAIMS

         2.       CLASS 2 - SECURED CLAIMS

         3. CLASSES 3 THROUGH 182 - GENERAL UNSECURED CLAIMS (OTHER THAN ENRON SUBORDINATED DEBENTURE CLAIMS)

         4.       CLASS 183 - ENRON SUBORDINATED DEBENTURE CLAIMS

         5.       CLASS 184 - ENRON TOPRS DEBENTURE CLAIMS

         6.       CLASS 185 - ENRON GUARANTY CLAIMS

         7.       CLASS 186 - WIND GUARANTY CLAIMS

         8.       CLASS 187 - ENA GUARANTY CLAIMS

         9.       CLASS 188 - ACFI GUARANTY CLAIMS

         10.      CLASS 189 - EPC GUARANTY CLAIMS

         11.      CLASS 190 - INTERCOMPANY CLAIMS

         12.      CLASSES 191 THROUGH 375 - CONVENIENCE CLAIMS

         13.      CLASSES 376 THROUGH 382 - SUBORDINATED CLAIMS

         14.      CLASS 383 - ENRON PREFERRED EQUITY INTERESTS

         15.      CLASS 384 - ENRON COMMON EQUITY INTERESTS

         16.      CLASS 385 - OTHER EQUITY INTERESTS

                  Annexed to the Plan as Exhibits H, I and J are schedules setting forth the classes of General Unsecured Claims, Convenience Claims, and Subordinated Claims, respectively, for each of the individual Debtors.

D.       PROVISION FOR TREATMENT OF PRIORITY NON-TAX CLAIMS (CLASS 1)

         1.       PAYMENT OF ALLOWED PRIORITY NON-TAX CLAIMS

                  Unless otherwise mutually agreed upon by the holder of an Allowed Priority Non-Tax Claim and the Reorganized Debtors, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Priority Non-Tax Claim, Cash in an amount equal to such Allowed Priority Non-Tax Claim on the later of the Effective Date and the date such Allowed Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable.

E.       PROVISION FOR TREATMENT OF SECURED CLAIMS (CLASS 2)

         1.       TREATMENT OF SECURED CLAIMS

                  On the Effective Date, each holder of an Allowed Secured Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Secured Claim one of the following distributions:
(a) the payment of such holder's Allowed Secured Claim in full, in Cash; (b) the sale or disposition proceeds of the property securing any Allowed Secured Claim to the extent of the value of their respective interests in such property; (c) the surrender to the holder or holders of any Allowed Secured Claim of the property securing such Claim; or (d) such other distributions as shall be necessary to satisfy the requirements of chapter 11 of the Bankruptcy Code. The manner and treatment of each Secured Claim shall be determined by the Debtors, subject to the consent of the Creditors' Committee and transmitted, in writing, to holder of a Secured Claim on or prior to the commencement of the Confirmation Hearing.

F.       PROVISION FOR TREATMENT OF GENERAL UNSECURED CLAIMS (CLASSES 3-182)

         1. TREATMENT OF GENERAL UNSECURED CLAIMS (OTHER THAN THOSE AGAINST THE PORTLAND DEBTORS CLASSES 3 THROUGH 180)

                  Commencing on the Effective Date and subject to the provisions of Sections 7.3, 7.4 and 7.8 of the Plan, each holder of an Allowed General Unsecured Claim against a Debtor, other than a Portland Debtor, shall be entitled to receive on account of such Allowed General Unsecured Claim distributions (a) in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets attributable to such Debtor and (b) equal to such holder's Pro Rata Share of (i) twelve million (12,000,000) Litigation Trust Interests and (ii) twelve million (12,000,000) Special Litigation Trust Interests.

         2. TREATMENT OF GENERAL UNSECURED CLAIMS AGAINST THE PORTLAND DEBTORS (CLASSES 181 AND 182)

                  Commencing on the Effective Date and subject to the provisions of Section 7.4 of the Plan, each holder of an Allowed General Unsecured Claim against either of the Portland Debtors shall be entitled to receive on account of such Allowed General Unsecured Claim distributions in an aggregate amount equal to such holders' Pro Rata Share of the Portland Creditor Cash.

         3. ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS, IN LIEU OF PARTIAL PLAN SECURITIES

                  Notwithstanding the provisions of Section 7.1 of the Plan, any holder of an Allowed General Unsecured Claim against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         4. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Sections 7.1 and 7.3 of the Plan, any holder of an Allowed General Unsecured Claim whose Allowed General Unsecured Claim other than (i) an Enron Senior Notes Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim, (iv) an ENA Debenture Claim and (v) any other General Unsecured Claim that is a component of a larger General Unsecured Claim, portions of which may be held by such or any other holder is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         5.       LIMITATION ON RECOVERY

                  Notwithstanding anything contained in the Plan to the contrary, including, without limitation, the distributions to be made to a holder of an Allowed General Unsecured Claim in accordance with Sections 7.1 and
7.3 of the Plan, in the event that the sum of (a) the distributions of Cash and Plan Securities in accordance with Sections 7.1 and 7.3 of the Plan and (b) the value of the Litigation Trust Interests and the Special Litigation Trust Interests, as determined in accordance with the provisions of Sections 22.5 and 23.5 of the Plan, respectively, that would be distributed to such holder are equal to or in excess of 100% of such holder's Allowed General Unsecured Claim, then, the Cash and Plan Securities remaining to be distributed to such holder in excess of such 100% shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

         6.       SEVERANCE SETTLEMENT FUND LITIGATION PAYMENTS

                  In accordance with Severance Settlement Order and the Severance Settlement Fund Trust Agreement, Severance Settlement Fund Proceeds shall be paid to the Settling Former Employees in full and final satisfaction of all Claims deemed released in accordance with the Severance Settlement Order.

         7.       TERMINATION OF WIND TRUSTS

                  From and after the Confirmation Date, the Managing Trustee, as defined in the WD Trust Agreement and the WS Trust Agreement, and the Manager, as defined in the WD Management Agreement and the WS Management Agreement, shall continue to operate the Wind Trusts and liquidate the Wind Trusts Assets in accordance with the terms and provisions set forth therein and all documents related thereto. Upon liquidation of the Wind Trusts Assets, (a) the net proceeds thereof shall be delivered to the Debtors or the Reorganized Debtors, as the case may be, for distribution to holders of Allowed General Unsecured Claims in accordance with the provisions of Article VII of the Plan; provided, however, that, under no circumstances shall an Electric Utility, as defined in the WD Trust Agreement and the WS Trust Agreement, receive Cash proceeds from any of the Wind Trusts Assets and, in lieu thereof, the Disbursing Agent shall include in the distributions to be made to a holder of an Allowed General Unsecured Claim that is an Electric Utility Cash from other sources of Creditor Cash, on a dollar-for-dollar basis, and (b) upon delivery of all such proceeds to the Debtors or the Reorganized Debtors, as the case may be, and compliance with all requirements, including, without limitation, the filing of appropriate tax returns, (i) the Wind Trusts shall be terminated and (ii) all parties to the Wind Trusts, the Wind Trust Agreements and the Wind Management Agreements shall be relieved of any and all obligations under such agreements and under the Plan.

                  Section 3.8(a)(ii) of each of the WS Trust Agreement and the WD Trust Agreement required that the Managing Trustee for each such trust file all tax returns for all periods following the Effective Date of the Plan in the manner described in the Disclosure Statement. For this purpose, the manner described in this Disclosure Statement shall be the same as the manner described in Section 3.8(a)(i) of such agreements for periods prior to the Effective Date of the Plan.

         8. ELECTION OF TOPRS HOLDERS TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PARTIAL PLAN SECURITIES

                  Notwithstanding the provisions of Section 7.1 of the Plan, pursuant to the compromise and settlement set forth herein and in the TOPRS Stipulation, each holder of TOPRS may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Stock, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. To the extent elected, ENE shall be deemed to have purchased from EPF I and EPF II the shares of CrossCountry Common Stock, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot tendered by the ETS Indenture Trustee with respect to the ETS Debenture Claims and be received by the Debtors on or prior to the Ballot Date; provided, however, that, in the event that the holders of Allowed ETS Debenture Claims do not vote to accept the Plan such that, if the ETS Debenture Claims were deemed to be a separate Class of Claims, such Class would be deemed to have not accepted the Plan in accordance with section 1126 of the Bankruptcy Code, any such election shall be deemed null and void and the provisions of Section 7.8 of the Plan shall have no force or effect. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

G.       PROVISION FOR TREATMENT OF ENRON SUBORDINATED DEBENTURE CLAIMS (CLASS
183)

         1.       TREATMENT OF ALLOWED ENRON SUBORDINATED DEBENTURE CLAIMS
(CLASS 183)

                  Commencing on the Effective Date, each holder of an Allowed Enron Subordinated Debenture Claim shall be entitled to receive on account of such Allowed Enron Subordinated Debenture Claim distributions (a) in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets attributable to ENE and (b) equal to such holder's Pro Rata Share of (i) twelve million (12,000,000) Litigation Trust Interests and (ii) twelve million (12,000,000) Special Litigation Trust Interests; provided, however, that, notwithstanding the foregoing, the contractual subordination rights of holders of "Senior Indebtedness" or any similar term under the Enron Subordinated Indentures shall be preserved and enforced under the Plan pursuant to section 510(a) of the Bankruptcy Code and, as a result thereof, the aggregate of such distributions shall be distributed to holders of Allowed General Unsecured Claims that constitute "Senior Indebtedness," as identified on Exhibit "K" to the Plan, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron Subordinated Indentures.

         2.       CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY

                  Notwithstanding anything contained in the Plan to the contrary, in the event that the sum of (a) the distributions of the Cash and Plan Securities are deemed redistributed to a holder of an Allowed Enron Subordinated Debenture Claim in accordance with the provisions of Section 7.5 of the Plan and (b) the sum of the distributions of Cash and Plan Securities and the value of the Litigation Trust Interests and the Special Litigation Trust Interests, if any, and as determined in accordance with the provisions of Sections 22.5 and 23.5 of the Plan, respectively, distributed to a holder of an Allowed Enron Subordinated Debenture Claim are equal to or in

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excess of 100% of such holder's Allowed Enron Subordinated Debenture Claim, then, the Cash and Plan Securities remaining to be distributed to such holder in excess of such 100% shall be deemed redistributed to holders of Allowed Claims and Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interest in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

H.       PROVISIONS FOR TREATMENT OF ENRON TOPRS DEBENTURE CLAIMS (CLASS 184)

         1.       TREATMENT OF ALLOWED ENRON TOPRS DEBENTURE CLAIMS (CLASS 184)

                  Commencing on the Effective Date, each holder of an Allowed Enron TOPRS Debenture Claim shall be entitled to receive on account of such Allowed Enron TOPRS Debenture Claim distributions (a) in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets attributable to ENE and (b) equal to such holder's Pro Rata Share of (i) twelve million (12,000,000) Litigation Trust Interests and (ii) twelve million (12,000,000) Special Litigation Trust Interests; provided, however, that, notwithstanding the foregoing, the contractual subordination rights of holders of "Senior Indebtedness" or any similar term under the Enron TOPRS Indentures shall be preserved and enforced under the Plan pursuant to section 510(a) of the Bankruptcy Code and, as a result thereof, the aggregate of such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness," as identified on Exhibit "K" to the Plan, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron TOPRS Indentures.

         2.       CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY

                  Notwithstanding anything contained herein or in the Plan to the contrary, in the event that the sum of (a) the distributions of the Cash and Plan Securities are deemed redistributed to a holder of an Allowed Enron TOPRS Debenture Claim in accordance with the provision of Section 7.5 of the Plan and
(b) the sum of the distributions of Cash and Plan Securities and the value of the Litigation Trust Interests and Special Litigation Trust Interests, if any and as determined in accordance with the provisions of Sections 22.5 and 23.5 of the Plan, respectively, distributed to a holder of an Allowed Enron TOPRS Debenture Claim are equal to or in excess of 100% of such holder's Allowed Enron TOPRS Debenture Claim, then, the Cash and Plan Securities remaining to be distributed to such holder in excess of such 100% shall be deemed redistributed to holders of Allowed Claims and Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

I.       PROVISIONS FOR TREATMENT OF ENRON GUARANTY CLAIMS (CLASS 185)

         1.       TREATMENT OF ENRON GUARANTY CLAIMS (CLASS 185)

                  Commencing on the Effective Date and subject to the provisions of Section 10.2 of the Plan, each holder of an Allowed Enron Guaranty Claim shall be entitled to receive on

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account of such Allowed Enron Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Enron Guaranty Distributive Assets; provided, however, that, under no circumstances, shall a holder of an Allowed Enron Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and X of the Plan in excess of 100% of such holder's corresponding Allowed General Unsecured Claim; and, provided, further, that, in the event that the holders of Allowed Enron Guaranty Claims do not vote to accept the Plan such that Class 185 would have not accepted the Plan in accordance with section 1126 of the Bankruptcy Code, "Enron Guaranty Distributive Assets" shall be reduced to include only that portion of Assets set forth in Section 1.106(A) of the Plan.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 10.1 of the Plan, any holder of an Allowed Enron Guaranty Claim whose Allowed Enron Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed Enron Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and X of the Plan in excess of 100% of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

J.       PROVISIONS FOR TREATMENT OF WIND GUARANTY CLAIMS (CLASS 186)

         1.       TREATMENT OF WIND GUARANTY CLAIMS (CLASS 186)

                  Commencing on the Effective Date and subject to the provisions of Section 11.2 of the Plan, each holder of an Allowed Wind Guaranty Claim shall be entitled to receive on account of such Allowed Wind Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Wind Guaranty Distributive Assets; provided, however, that, under no circumstances, shall a holder of an Allowed Wind Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XI of the Plan in excess of 100% of such holder's corresponding Allowed General Unsecured Claim; and, provided, further, that, in the event that the holders of Allowed Wind Guaranty Claims do not vote to accept the Plan such that Class 186 would have not accepted the Plan in accordance with section 1126 of the Bankruptcy Code, "Wind Guaranty Distributive Assets" shall be reduced to include only that portion of Assets set forth in Section 1.259(A) of the Plan.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 11.1 of the Plan, any holder of an Allowed Wind Guaranty Claim whose Allowed Wind Guaranty Claim is more than Fifty

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

Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed Wind Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XI of the Plan in excess of 100% of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

K.       PROVISIONS FOR TREATMENT OF ENA GUARANTY CLAIMS (CLASS 187)

         1.       TREATMENT OF ENA GUARANTY CLAIMS (CLASS 187)

                  Commencing on the Effective Date and subject to the provisions of Section 12.2 of the Plan, each holder of an Allowed ENA Guaranty Claim shall be entitled to receive on account of such Allowed ENA Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the ENA Guaranty Distributive Assets; provided, however, that, under no circumstances, shall a holder of an Allowed ENA Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim; and, provided, further, that, in the event that the holders of Allowed ENA Guaranty Claims do not vote to accept the Plan such that Class 187 would have not accepted the Plan in accordance with section 1126 of the Bankruptcy Code, "ENA Guaranty Distributive Assets" shall be reduced to include only that portion of Assets set forth in Section 1.98(A) of the Plan.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 12.1 of the Plan, any holder of an Allowed ENA Guaranty Claim whose Allowed ENA Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed ENA Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

L.       PROVISIONS FOR TREATMENT OF ACFI GUARANTY CLAIMS (CLASS 188)

         1.       TREATMENT OF ACFI GUARANTY CLAIMS (CLASS 188)

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

                  Commencing on the Effective Date and subject to the provisions of Section 13.2 of the Plan, each holder of an Allowed ACFI Guaranty Claim shall be entitled to receive on account of such Allowed ACFI Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the ACFI Guaranty Distributive Assets; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim; and, provided, further, that, in the event that the holders of Allowed ACFI Guaranty Claims do not vote to accept the Plan such that Class 188 would have not accepted the Plan in accordance with section 1126 of the Bankruptcy Code, "ACFI Guaranty Distributive Assets" shall be reduced to include only that portion of Assets set forth in Section 1.4(A) of the Plan.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

                  Notwithstanding the provisions of Section 13.1 of the Plan, any holder of an Allowed ACFI Guaranty Claim whose Allowed ACFI Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

M.       PROVISIONS FOR TREATMENT OF EPC GUARANTY CLAIMS (CLASS 189)

         1.       TREATMENT OF EPC GUARANTY CLAIMS (CLASS 189)

                  Commencing on the Effective Date and subject to the provisions of Section 14.2 of the Plan, each holder of an Allowed EPC Guaranty Claim shall be entitled to receive on account of such Allowed EPC Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the EPC Guaranty Distributive Assets; provided, however, that, under no circumstances, shall a holder of an Allowed EPC Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIV of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim; and, provided, further, that, in the event that the holders of Allowed EPC Guaranty Claims do not vote to accept the Plan such that Class 189 would have not accepted the Plan in accordance with section 1126 of the Bankruptcy Code, "EPC Guaranty Distributive Assets" shall be reduced to include only that portion of Assets set forth in Section 1.124(A) of the Plan.

         2. ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM

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

                  Notwithstanding the provisions of Section 14.1 of the Plan, any holder of an Allowed EPC Guaranty Claim whose Allowed EPC Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI of the Plan; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIV of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

N.       PROVISIONS FOR TREATMENT OF INTERCOMPANY CLAIMS (CLASS 190)

         1.       TREATMENT OF INTERCOMPANY CLAIMS (CLASS 190)

                  Commencing on the Effective Date, each Debtor which is a holder of an Allowed Intercompany Claim shall be deemed to be entitled to receive on account of such Allowed Intercompany Claim allocations in an aggregate amount equal to such holder's Pro Rata Share of the Intercompany Distributive Assets and such allocations shall be redistributed to holder's of Allowed Claims in accordance with the provisions of Articles VII through IX and XVII through XX of the Plan.

O.       PROVISIONS FOR TREATMENT OF CONVENIENCE CLAIMS (CLASSES 191-375)

         1.       TREATMENT OF CONVENIENCE CLAIMS (CLASSES 191-375)

                  On the Effective Date or as soon as practicable thereafter, and except as provided in Section 16.2 of the Plan, each holder of an Allowed Convenience Claim against a Debtor shall receive Cash in an amount equal to the applicable Convenience Claim Distribution Percentage of such Allowed Convenience Claim.

         2.       PLAN CURRENCY OPPORTUNITY

                  Notwithstanding the provisions of Article XVI of the Plan any holder of an Allowed Convenience Claim against a Debtor may elect to have such holder's Claim treated as a General Unsecured Claim or a Guaranty Claim against such Debtor in accordance with the respective provisions of Articles VII, X, XI, XII, XIII and XIV of the Plan. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

P.       PROVISION FOR TREATMENT OF SUBORDINATED CLAIMS (CLASSES 376-382)

         1.       TREATMENT OF ALLOWED SUBORDINATED CLAIMS (CLASS 376-382)

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

                  Except as otherwise provided in Section 17.2 of the Plan, each holder of an Allowed Subordinated Claim shall receive no distribution for and on account of such Claim.

         2.       CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY

                  Notwithstanding anything contained in the Plan to the contrary, in the event that Cash and Plan Securities are deemed redistributed to a holder of an Allowed Subordinated Claim in accordance with the provisions of Sections 7.5, 8.2 and 9.2 of the Plan, such redistribution shall be made to holders of Allowed Subordinated Claims in the following order of priority, until such Claims are paid, or deemed paid in full, in Cash, or through the value of the Plan Securities so distributed: (a) holders of Allowed Section 510 Enron Senior Notes Claims and Allowed Section 510 Enron Subordinated Debenture Claims;
(b) holders of Allowed Penalty Claims and Allowed Other Subordinated Claims; (c) holders of Allowed Section 510 Enron Preferred Equity Interest Claims; (d) holders of Allowed Enron Preferred Equity Interests and Allowed Enron TOPRS Subordinated Guaranty Claims; and (e) holders of Allowed Section 510 Enron Common Equity Interest Claims and Allowed Enron Common Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein and the Bankruptcy Code.

Q.       PROVISIONS FOR TREATMENT OF ENRON PREFERRED EQUITY INTERESTS (CLASS
383)

         1.       TREATMENT OF ALLOWED ENRON PREFERRED EQUITY INTERESTS (CLASS
383)

                  Except as otherwise provided in Section 18.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Preferred Equity Interest shall be entitled to receive such holder's Pro Rata Share of the separate class of Preferred Equity Trust Interests relating to such holder's class of Exchanged Enron Preferred Stock to be allocated pursuant to Article XXVI of the Plan. For purposes of Section 18.1 of the Plan, a holder's class of Exchanged Enron Preferred Stock is the class of Exchanged Enron Preferred Stock to be issued in lieu of such holder's class of Enron Preferred Equity Interest.

         2.       CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY

                  Notwithstanding anything contained in the Plan to the contrary, in the event that (a) Cash and Plan Securities are deemed redistributed to a holder of an Allowed Enron Preferred Equity Interest, and, as a result of the issuance and transfer of the Exchanged Enron Preferred Stock, to the Preferred Equity Trustee for and on behalf of the holders of Preferred Equity Trust Interests, in accordance with the provisions of Sections 7.5, 8.2,
9.2 and 17.2 of the Plan, and (b) the sum of such distributions to such holder are equal or in excess of 100% of such holder's Allowed Enron Preferred Equity Interests, then, the Cash and Plan Securities remaining to be distributed to such holder in excess of such 100% shall be deemed redistributed to holders of Allowed Section 510 Enron Common Equity Interest Claims and Allowed Enron Common Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

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

         3. CANCELLATION OF ENRON PREFERRED EQUITY INTERESTS AND EXCHANGED ENRON PREFERRED STOCK

                  On the Effective Date, the Enron Preferred Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Preferred Stock shall be issued in lieu thereof. On the later to occur of (a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Preferred Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

R.       PROVISION FOR TREATMENT OF ENRON COMMON EQUITY INTERESTS (CLASS 384)

         1.       TREATMENT OF ALLOWED ENRON COMMON EQUITY INTERESTS (CLASS 384)

                  Except as otherwise provided in Section 19.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Common Equity Interest shall be entitled to receive such holder's Pro Rata Share of Common Equity Trust Interests to be allocated pursuant to Article XXVII of the Plan.

         2.       CONTINGENT DISTRIBUTION TO COMMON EQUITY TRUST

                  Notwithstanding anything contained in the Plan to the contrary, in the event that Cash and Plan Securities are deemed redistributed to a holder of an Allowed Enron Common Equity Interest in accordance with the provisions of Sections 7.5, 8.2, 9.2, 17.2 and 18.2 of the Plan, as a result of the issuance and transfer of Exchanged Enron Common Stock, all distributions in respect of the Exchanged Enron Common Stock shall be made to the Common Equity Trustee for and on behalf of the holders of Common Equity Trust Interests.

         3. CANCELLATION OF ENRON COMMON EQUITY INTERESTS AND EXCHANGED ENRON COMMON STOCK

                  On the Effective Date, the Enron Common Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Common Stock shall be issued in lieu thereof. On the later to occur of (a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Common Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

S.       PROVISIONS FOR TREATMENT OF OTHER EQUITY INTERESTS (CLASS 385)

         1.       CANCELLATION OF OTHER EQUITY INTERESTS (CLASS 385)

                  On the latest to occur of (1) the Effective Date, (2) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (3) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, unless otherwise determined by the Debtors and the Creditors' Committee, (a) all Other Equity

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Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Reorganized Debtor Plan Administrator shall administer the assets of such Entity in accordance with the provisions of
Article XXXVI of the Plan; provided, however, that no Other Equity Interests shall be cancelled if the result of such cancellation shall adversely economically impact the estate of any Debtor.

T.       PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS UNDER THE PLAN

         1.       OBJECTIONS TO CLAIMS; PROSECUTION OF DISPUTED CLAIMS

                  The Reorganized Debtors shall object to the allowance of Claims or Equity Interests filed with the Bankruptcy Court with respect to which they dispute liability, priority or amount, including, without limitation, objections to Claims which have been assigned and the assertion of the doctrine of equitable subordination with respect thereto. All objections shall be litigated to Final Order; provided, however, that the Reorganized Debtors (within such parameters as may be established by the Board of Directors of the Reorganized Debtors) shall have the authority to file, settle, compromise or withdraw any objections to Claims or Equity Interests. Unless otherwise ordered by the Bankruptcy Court, the Reorganized Debtors shall file and serve all objections to Claims as soon as practicable, but in no event later than two hundred forty (240) days following the Confirmation Date or such later date as may be approved by the Bankruptcy Court.

         2.       ESTIMATION OF CLAIMS

                  Unless otherwise limited by a Final Order of the Bankruptcy Court, the Reorganized Debtors may at any time request the Bankruptcy Court to estimate for final distribution purposes any contingent, unliquidated or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether the Debtors or the Reorganized Debtors previously objected to such Claim, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any contingent, unliquidated or Disputed Claim, the estimated amount shall constitute either the allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court; provided, however, that if the estimate constitutes the maximum limitation on such Claim, the Debtors or the Reorganized Debtors, as the case may be, may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another.

         3.       PAYMENTS AND DISTRIBUTIONS ON DISPUTED CLAIMS

                  a. DISPUTED CLAIMS RESERVE. From and after the Effective Date, and until such time as all Disputed Claims have been compromised and settled or determined by Final Order, the Disbursing Agent shall reserve and hold in escrow for the benefit of each holder of a Disputed Claim, Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests and any dividends,

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

gains or income attributable thereto, in an amount equal to the Pro Rata Share of distributions which would have been made to the holder of such Disputed Claim if it were an Allowed Claim in an amount equal to the lesser of (i) the Disputed Claim Amount, (ii) the amount in which the Disputed Claim shall be estimated by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Code for purposes of allowance, which amount, unless otherwise ordered by the Bankruptcy Court, shall constitute and represent the maximum amount in which such Claim may ultimately become an Allowed Claim or (iii) such other amount as may be agreed upon by the holder of such Disputed Claim and the Reorganized Debtors; provided, however, that, under no circumstances shall a holder of an Allowed Guaranty Claim, Allowed Convenience Claim or Allowed Intercompany Claim be entitled to distributions of Litigation Trust Interests, Special Litigation Trust Interests or the proceeds thereof. Any Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests reserved and held for the benefit of a holder of a Disputed Claim shall be treated as a payment and reduction on account of such Disputed Claim for purposes of computing any additional amounts to be paid in Cash or distributed in Plan Securities in the event the Disputed Claim ultimately becomes an Allowed Claim. Such Cash and any dividends, gains or income paid on account of Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests reserved for the benefit of holders of Disputed Claims shall be either
(x) held by the Disbursing Agent, in an interest-bearing account or (y) invested in interest-bearing obligations issued by the United States Government, or by an agency of the United States Government and guaranteed by the United States Government, and having (in either case) a maturity of not more than thirty (30) days, for the benefit of such holders pending determination of their entitlement thereto under the terms of the Plan. No payments or distributions shall be made with respect to all or any portion of any Disputed Claim pending the entire resolution thereof by Final Order.

                  b. ALLOWANCE OF DISPUTED CLAIMS. At such time as a Disputed Claim becomes, in whole or in part, an Allowed Claim, the Disbursing Agent shall distribute to the holder thereof the distributions, if any, to which such holder is then entitled under the Plan together with any interest which has accrued on the amount of Cash and any dividends or distributions attributable to the Plan Securities or Operating Trust Interests so reserved (net of any expenses, including any taxes of the escrow, relating thereto), but only to the extent that such interest is attributable to the amount of the Allowed Claim. Such distribution, if any, shall be made as soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Disputed Claim becomes a Final Order but in no event more than ninety (90) days thereafter. The balance of any Cash previously reserved shall be included in Creditor Cash and the balance of any Plan Securities and Operating Trust Interests previously reserved shall be included in future calculations of Plan Securities to holders of Allowed Claims.

         4.       TAX TREATMENT OF ESCROW

                  Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Disbursing Agent of a private letter ruling if the Disbursing Agent so requests, or the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent), the Disbursing Agent shall (i) treat the escrow as one or more discrete trusts (which may be composed of separate and independent shares) for federal income tax purposes in accordance with the trust provisions of the IRC (Sections 641 et seq.) and

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

(ii) to the extent permitted by applicable law, report consistent with the foregoing for state and local income tax purposes. All holders of Allowed Claims and Allowed Equity Interests shall report, for tax purposes, consistent with the foregoing.

         5.       FUNDING OF ESCROW'S TAX OBLIGATION

                  If the reserve created in accordance with Section 18.3 (a) of the Plan has insufficient funds to pay any applicable taxes imposed upon it or its assets, subject to the other provisions contained in the Plan, the Reorganized Debtors shall advance to the escrow the funds necessary to pay such taxes (a "Tax Advance"), with such Tax Advances repayable from future amounts otherwise receivable by the escrow pursuant to Section 21.3 of the Plan. If and when a distribution is to be made from the escrow, the distributee will be charged its pro rata portion of any outstanding Tax Advance (including accrued interest). If a cash distribution is to be made to such distributee, the Disbursing Agent shall be entitled to withhold from such distributee's distribution the amount required to pay such portion of the Tax Advance (including accrued interest). If such cash is insufficient to satisfy the respective portion of the Tax Advance and there is also to be made to such distributee a distribution of other Plan Currency or interests in the trusts to be created under the Plan, the distributee shall, as a condition to receiving such other assets, pay in cash to the Disbursing Agent an amount equal to the unsatisfied portion of the Tax Advance (including accrued interest). Failure to make such payment shall entitle the Disbursing Agent to reduce and permanently adjust the amounts that would otherwise be distributed to such distributee to fairly compensate the Disputed Claims reserve created in accordance with Section 21.3(a) of the Plan for the unpaid portion of the Tax Advance (including accrued interest).

U.       PROVISIONS REGARDING DISTRIBUTIONS

         1.       TIME AND MANNER OF DISTRIBUTIONS

                  Distributions under the Plan shall be made to each holder of an Allowed Unsecured Claim as follows:

                  a. INITIAL DISTRIBUTIONS OF CASH. On or as soon as practicable after the Effective Date, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, an Allowed Intercompany Claim and an Allowed Convenience Claim, such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI of the Plan.

                  b. SUBSEQUENT DISTRIBUTIONS OF CASH. On the first (1st) Business Day that is after the close of one (1) full calendar quarter following the date of the initial Effective Date distributions, and, thereafter, on each first (1st) Business Day following the close of two (2) full calendar quarters, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, an Allowed Intercompany Claim, and an Allowed Convenience Claim, an amount equal to such Creditor's

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share, if any, of Creditor Cash as determined pursuant to Articles VII, X, XI,
XII, XIII, XIV, XV and XVI of the Plan, until such time as there are no longer any potential Creditor Cash.

                  c. DISTRIBUTIONS OF PLAN SECURITIES. Notwithstanding anything contained in the Plan to the contrary, commencing on or as soon as practicable after the Effective Date, subject to the availability of any historical financial information required to comply with applicable securities laws, the Disbursing Agent shall commence distributions, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim and an Allowed Intercompany Claim, an amount equal to such Creditor's share, if any, of Plan Securities, as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI of the Plan, and semi-annually thereafter until such time as there is no longer any potential Plan Securities to distribute, as follows:

                           (i)      PRISMA. Distribution of Prisma Common Stock
to holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims and Allowed Intercompany Claims shall commence upon
(a) allowance of General Unsecured Claims in an amount which would result in the distribution of 30% of the issued and outstanding shares of Prisma Common Stock and (b) obtaining the requisite consents for the transfer of the Prisma Assets and the issuance of the Prisma Common Stock;

                           (ii)     CROSSCOUNTRY. Distributions of CrossCountry
Common Stock to holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims and Allowed Intercompany Claims shall commence upon (a) allowance of General Unsecured Claims in an amount which would result in the distribution of 30% of the issued and outstanding shares of CrossCountry Common Stock and (b) obtaining the requisite consents for the issuance of the CrossCountry Common Stock; and

                           (iii)    PGE. Distributions of PGE Common Stock to
holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims and Allowed Intercompany Claims shall commence upon
(a) allowance of General Unsecured Claims in an amount which would result in the distribution of 30% of the issued and outstanding shares of PGE Common Stock and
(b) obtaining the requisite consents for the issuance of the PGE Common Stock;

provided, however, that, in the event that a Sale Transaction has occurred, or an agreement for a Sale Transaction has been entered into and has not been terminated, prior to the satisfaction of the conditions for the distribution of such Plan Securities pursuant to Section 32.1(c) of the Plan, the proceeds thereof shall be distributed in accordance with the provisions of Section 32.1(a) of the Plan in lieu of the Plan Securities that are the subject of such Sale Transaction or agreement, or in the case of a Sale Transaction involving a sale of all or substantially all of the assets of an issuer of Plan Securities, the Plan Securities of such issuer (unless the agreement for such Sale Transaction terminates subsequent to the satisfaction of such applicable conditions in Section 32.1(c) of the Plan, in which case, such Plan Securities shall be distributed pursuant to Section 32.1(c) of the Plan), with the balance of such Plan Securities distributed in accordance with the provisions of Section 32.1(c) of the Plan; and, provided, further, that, if in the joint determination of the Debtors and the Creditors' Committee the Prisma Trust Interests,

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CrossCountry Trust Interests and/or PGE Trust Interests are created, on the
Effective Date, such interests shall be allocated to the appropriate holders thereof in accordance with Article XXIV of the Plan in lieu of the distributions of Prisma Common Stock, CrossCountry Common Stock and/or PGE Common Stock, respectively; and, provided, further, that during the period of retention of any such Plan Securities, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim and an Allowed Intercompany Claim, an amount equal to such Creditor's share, if any, of dividends declared and distributed with respect to any of the Plan Securities; and, provided, further, until such time as all Disputed Claims have been allowed by Final Order, in whole or in part, the Disbursing Agent shall hold in reserve at least 1% of the Plan Securities to be distributed in accordance with Sections 21.3 and 32.1 of the Plan.

                  d. RECALCULATION OF DISTRIBUTIVE ASSETS, GUARANTY DISTRIBUTIVE ASSETS AND INTERCOMPANY DISTRIBUTIVE ASSETS. Notwithstanding anything contained in the Plan to the contrary, in connection with each of the distributions of Creditor Cash and Plan Securities to be made in accordance with
Section 32.1 of the Plan, the Disbursing Agent shall calculate, or cause to be calculated, Distributive Assets, Enron Guaranty Distributive Assets, Wind Guaranty Distributive Assets, ACFI Guaranty Distributive Assets, ENA Guaranty Distributive Assets, EPC Guaranty Distributive Assets and Intercompany Distributive Assets as of the date thereof, taking into account, among other things, (i) sales of Remaining Assets, (ii) proceeds, if any, of Sale Transactions and (iii) the allowance or disallowance of Disputed Claims, as the case may be.

                  e. PRIOR AND SUBSEQUENT BANKRUPTCY COURT ORDERS REGARDING NON-CONFORMING DISTRIBUTIONS. For purposes of calculating distributions to be made in accordance with Section 32.1 of the Plan, including, without limitation, the payment of Allowed Claims in full, the Debtors, the Reorganized Debtors, the Disbursing Agent and the Reorganized Debtor Plan Administrator shall take into account those payments made or to be made to holders of Allowed Enron Senior Note Claims and Allowed Enron Subordinated Debenture Claims pursuant to the provisions of prior or subsequent orders of the Bankruptcy Court.

         2.       TIMELINESS OF PAYMENTS

                  Any payments or distributions to be made pursuant to the Plan shall be deemed to be timely made if made within twenty (20) days after the dates specified in the Plan. Whenever any distribution to be made under the Plan shall be due on a day other than a Business Day, such distribution shall instead be made, without interest, on the immediately succeeding Business Day, but shall be deemed to have been made on the date due.

         3.       DISTRIBUTIONS BY THE DISBURSING AGENT

                  All distributions under the Plan shall be made by the Disbursing Agent at the direction of the Reorganized Debtor Plan Administrator. The Disbursing Agent shall be deemed to hold all property to be distributed under the Plan in trust for the Persons entitled to receive the same. The Disbursing Agent shall not hold an economic or beneficial interest in such property.

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

         4.       MANNER OF PAYMENT UNDER THE PLAN

                  Unless the Entity receiving a payment agrees otherwise, any payment in Cash to be made by the Reorganized Debtors shall be made, at the election of the Reorganized Debtors, by check drawn on a domestic bank or by wire transfer from a domestic bank; provided, however, that no Cash payments shall be made to a holder of an Allowed Claim or an Allowed Equity Interest until such time as the amount payable thereto is equal to or greater than Ten Dollars ($10.00).

         5.       DELIVERY OF DISTRIBUTIONS

                  Subject to the provisions of Rule 9010 of the Bankruptcy Rules, and except as provided in Section 32.4 of the Plan, distributions and deliveries to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court unless superseded by the address set forth on proofs of claim filed by such holders, or at the last known address of such a holder if no proof of claim is filed or if the Debtors has been notified in writing of a change of address. Distributions for the benefit of holders of Enron Senior Notes shall be made to the appropriate Enron Senior Notes Indenture Trustee. Each such Enron Senior Note Indenture Trustee shall in turn administer the distribution to the holders of Allowed Enron Senior Note Claims in accordance with the Plan and the applicable Enron Senior Notes Indenture. The Enron Senior Notes Indenture Trustee shall not be required to give any bond or surety or other security for the performance of their duties unless otherwise ordered by the Bankruptcy Court.

         6.       FRACTIONAL SECURITIES

                  No fractional shares of Plan Securities shall be issued. Fractional shares of Plan Securities shall be rounded to the next greater or next lower number of shares in accordance with the following method: (a) fractions of one-half (1/2) or greater shall be rounded to the next higher whole number, and (b) fractions of less than one-half (1/2) shall be rounded to the next lower whole number. The total number of shares or interests of Plan Securities to be distributed to a Class under the Plan shall be adjusted as necessary to account for the rounding provided for in Section 32.6 of the Plan. In the event that, as a result of such rounding, a holder of a Claim would receive no distribution pursuant to the Plan, such holder shall receive Cash in lieu of the fractional shares of Plan Securities to purchase fractional shares such holder was entitled to receive.

         7.       UNDELIVERABLE DISTRIBUTIONS

                  a. HOLDING OF UNDELIVERABLE DISTRIBUTIONS. If any distribution to any holder is returned to the Reorganized Debtors as undeliverable, no further distributions shall be made to such holder unless and until the Reorganized Debtors is notified, in writing, of such holder's then-current address. Undeliverable distributions shall remain in the possession of the Reorganized Debtors until such time as a distribution becomes deliverable. All Entities ultimately receiving undeliverable Cash shall not be entitled to any interest or other accruals of any kind. Nothing contained in the Plan shall require the Reorganized Debtors to attempt to locate any holder of an Allowed Claim or an Allowed Equity Interest.

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

                  b. FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS. On or about the second (2nd) anniversary of the Effective Date, the Reorganized Debtors shall file a list with the Bankruptcy Court setting forth the names of those Entities for which distributions have been made under the Plan and have been returned as undeliverable as of the date thereof. Any holder of an Allowed Claim or an Allowed Equity Interest that does not assert its rights pursuant to the Plan to receive a distribution within three (3) years from and after the Effective Date shall have its entitlement to such undeliverable distribution discharged and shall be forever barred from asserting any entitlement pursuant to the Plan against the Reorganized Debtors or its property. In such case, any consideration held for distribution on account of such Claim or Equity Interest shall revert to the Reorganized Debtors for redistribution to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section
32.1 of the Plan.

         8.       COMPLIANCE WITH TAX REQUIREMENTS

                  The Reorganized Debtors shall comply with all applicable tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements.

         9.       TIME BAR TO CASH PAYMENTS

                  Checks issued by the Reorganized Debtors on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days from and after the date of issuance thereof. Requests for reissuance of any check shall be made directly to the Reorganized Debtors by the holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such a voided check shall be made on or before the later of (a) the second (2nd) anniversary of the Effective Date or (b) ninety (90) days after the date of issuance of such check, if such check represents a final distribution under the Plan on account of such Claim. After such date, all Claims in respect of voided checks shall be discharged and forever barred and the Reorganized Debtors shall retain all monies related thereto for the sole purpose of adding such monies to Creditor Cash for purposes of redistribution to Creditors in accordance with the terms and provisions of the Plan.

         10.      DISTRIBUTIONS AFTER EFFECTIVE DATE

                  Distributions made after the Effective Date to holders of Claims that are not Allowed Claims as of the Effective Date, but which later become Allowed Claims shall be deemed to have been made on the Effective Date.

         11.      SETOFFS

                  The Reorganized Debtors may, pursuant to applicable non-bankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to the Plan on account thereof (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature the Debtors or the Reorganized Debtors may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim under the Plan shall constitute a waiver or release by the Debtors, Debtors in Possession or the Reorganized Debtors of any such claims, rights and causes of action that the Debtors, Debtors in Possession or the Reorganized Debtors may possess against such

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

holder; and, provided, further, that nothing contained in the Plan is intended to limit the rights of any Creditor to rights of setoff prior to the Effective Date in accordance with the provisions of sections 362 and 553 of the Bankruptcy Code.

         12.      ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND
                  INTEREST

                  To the extent that any Allowed Claim entitled to a distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such distribution shall be allocated first to the principal amount of the Claim (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claim, to accrued but unpaid interest.

         13.      SURRENDER OF INSTRUMENTS

                  Except to the extent evidenced by electronic entry, as a condition of receiving any distribution under the Plan, each holder of a certificated instrument or note must surrender such instrument or note to the appropriate Indenture Trustee or Disbursing Agent or its designee, unless such certificated instrument or note is being reinstated or left unimpaired under the Plan. Any holder of such instrument or note that fails to (i) surrender such instrument or note, or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the appropriate Indenture Trustee or Disbursing Agent before the first (1st) anniversary of the Effective Date shall be deemed to have forfeited all rights and claims and may not participate in any distribution under the Plan. Any distribution so forfeited shall become the property of the Reorganized Debtors.

         14.      CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS

                  On the latest to occur of (a) the Effective Date, (b) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (c) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, any document, agreement, or instrument evidencing any Claim shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtors under such documents, agreements or instruments evidencing such Claims shall be discharged; provided, however, that the Enron Subordinated Indenture, the Enron Senior Notes Indentures, the Enron TOPRS Indentures, the ETS Indentures and the ENA Indentures shall continue in effect for the purposes of (i) allowing the Enron Subordinated Indenture Trustee, the Enron Senior Notes Indenture Trustees, the Enron TOPRS Indenture Trustee, the ETS Indenture Trustee and the ENA Indenture Trustee to make any distributions pursuant to the Plan and to perform such other necessary functions with respect thereto, and (ii) permitting the Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the Enron TOPRS Indenture Trustee, the ETS Indenture Trustee and the ENA Indenture Trustee to maintain and assert any rights or liens for reasonable fees, costs, and expenses under the Indentures; and, provided, further, that, except as otherwise provided in the Plan, nothing in the Plan shall impair, affect or adversely affect the related transactions and the rights of the parties thereto.

         15.      CERTAIN INDENTURE TRUSTEE FEES AND EXPENSES

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

                  In the event that the Debtors and the Creditors' Committee agree, in their joint and absolute discretion, as to the Indenture Trustee Claims incurred during the period up to and including the Effective Date, such Indenture Trustee Claims shall be paid in Cash by the Reorganized Debtors on the Effective Date, or as soon as practicable thereafter, without the need for the Indenture Trustees to file an application for allowance thereof with the Bankruptcy Court. In the event that either the Debtors or the Creditors' Committee disagrees with an Indenture Trustee as to the reasonableness of all or a portion of the fees and expenses requested in an Indenture Trustee Claim, such Indenture Trustee may, at its sole discretion, request that the Bankruptcy Court
(i) determine the reasonableness and allowance of such contested amounts and
(ii) direct the Reorganized Debtors to pay such additional amounts determined to be reasonable, if any, and the Debtors, the Creditors' Committee and any other creditor or party in interest may object thereto. To the extent that the Reorganized Debtors fail to pay any Indenture Trustee Claim in full, whether as a result of the Bankruptcy Court's determination or an Indenture Trustee's determination not to request payment therefor, such Indenture Trustee shall have the right to assert its lien and priority rights pursuant to the applicable Indenture for payment of any unpaid amount. Notwithstanding the foregoing, the Reorganized Debtors shall be responsible and, upon presentation of supporting documentation in form and substance satisfactory to the Reorganized Debtors, satisfy the reasonable direct out-of-pocket costs and expenses incurred by the Indenture Trustees in connection with making distributions pursuant to the Plan; provided, however, that, under no circumstances, shall the Reorganized Debtors be responsible for any indemnification obligations, costs and expenses of any of the Indenture Trustees associated with the negligence or willful misconduct of an Indenture Trustee in making any such distributions.

         16.      CANCELLATION OF PGE, CROSSCOUNTRY AND PRISMA SECURITIES

                  Upon the initial issuance of each of the PGE Common Stock, CrossCountry Common Stock and Prisma Common Stock to holders of Allowed Claims or the Operating Trusts, the Existing PGE Common Stock, stock of CrossCountry held by ENE and/or any of its subsidiaries, and stock of Prisma held by ENE and/or any of its subsidiaries, respectively, shall be cancelled; provided, however, that, notwithstanding the foregoing, in the event that (a) the Debtors and the Creditors' Committee, in their joint and absolute discretion, determine to have issued preferred stock of PGE, CrossCountry or one of the alternative structures contemplated pursuant to Section 37.3 of the Plan, and (b) such preferred stock is issued subsequent to the Confirmation Date and prior to the issuance of the PGE Common Stock, or the CrossCountry Common Stock, as the case may be, to holders of Allowed Claims or the Operating Trusts, such preferred stock shall not be cancelled.

         17.      RECORD DATE

                  On the Record Date, registers of the respective Indenture Trustees shall be closed and the Indenture Trustees shall have no obligation to recognize any transfers of Claims arising under or related to the Enron Subordinated Indenture, the Enron Senior Notes Indentures, the ETS Indentures, the Enron TOPRS Indentures, or the ENA Indentures occurring from and after the Record Date.

V.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES

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

         1.       REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  Any executory contracts or unexpired leases not set forth on the Assumption Schedule that have not expired by their own terms on or prior to the Confirmation Date, which have not been assumed and assigned or rejected with the approval of the Bankruptcy Court, or which are not the subject of a motion to assume the same pending as of the Confirmation Date shall be deemed rejected by the Debtors in Possession on the Confirmation Date and the entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

         2.       CURE OF DEFAULTS FOR ASSUMED EXECUTORY CONTRACTS AND UNEXPIRED
                  LEASES

                  Not later than five (5) days prior to the Ballot Date, as the same may be extended, the Debtors in Possession shall file the Assumption Schedule with the Bankruptcy Court setting forth the list of executory contracts and unexpired leases to be assumed by the Debtors pursuant to the Plan as of the Effective Date, and such executory contracts and unexpired leases shall be deemed assumed as of the Effective Date. The listing of a document on the Assumption Schedule shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder, with the exception of the amount of any proposed cure amount listed thereon. Unless otherwise specified on the Assumption Schedule, each executory contract or unexpired lease listed on the Assumption Schedule shall include all exhibits, schedules, riders, modifications, amendments, supplements, attachments, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on the Assumption Schedule. The Debtors in Possession may at any time during the period from the Confirmation Date, up to and including the Effective Date, amend the Assumption Schedule to delete any executory contracts or unexpired leases therefrom. In the event that the Debtors in Possession determine to amend the Assumption Schedule,
(1) the Debtors in Possession shall file a notice (a "Rejection Notice") of any such amendment with the Bankruptcy Court and serve such Rejection Notice on any affected party and (2) any executory contract or unexpired lease deleted from the Assumption Schedule shall be deemed rejected as of the date of such Rejection Notice. Any monetary amounts required as cure payments on each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the cure amount in Cash on the Effective Date or upon such other terms and dates as the parties to such executory contracts or unexpired leases otherwise may agree. In the event of a dispute regarding (a) the amount of any cure payment, (b) the ability of the Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption arises, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be subject to the jurisdiction of the Bankruptcy Court and made following the existence of a Final Order resolving such dispute.

         3.       REJECTION OF INTERCOMPANY TRADING CONTRACTS

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

                  Notwithstanding anything contained in the Plan to the contrary, all trading contracts between or among (a) two or more Debtors or (b) a Debtor and any wholly-owned Affiliate shall be deemed for all purposes to have been rejected and otherwise terminated as of the Initial Petition Date and the values and damages attributable thereto shall be calculated as of the Initial Petition Date.

         4.       REJECTION DAMAGE CLAIMS

                  Except with regard to executory contracts governed in accordance with the provisions of Section 34.3 of the Plan, if the rejection of an executory contract or unexpired lease by the Debtors in Possession under the Plan results in damages to the other party or parties to such contract or lease, any claim for such damages, if not evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or its properties or agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon attorneys for the Debtors on or before thirty (30) days after the latest to occur of (a) the Confirmation Date, (b) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease and (c) the date of the Rejection Notice with respect to a particular executory contract or unexpired lease.

         5.       INDEMNIFICATION AND REIMBURSEMENT OBLIGATIONS

                  For purposes of the Plan, the obligations of the Debtors to indemnify and reimburse its directors or officers that were directors or officers, respectively, on or prior to the Petition Date shall be treated as
Section 510 Subordinated Claims. Indemnification obligations of the Debtors arising from services as officers and directors during the period from and after the Initial Petition Date shall be Administrative Expense Claims to the extent previously authorized by a Final Order.

         6.       REJECTION OF TOPRS-RELATED AGREEMENTS

                  On the Effective Date, each of the (a) ECT I Trust Declarations, (b) ECT II Trust Declarations, (c) EPF I Partnership Agreement and
(d) EPF II Partnership Agreement shall be deemed to be rejected. In connection therewith, and in full and final satisfaction of any rights, interests or Claims of ECT I, ECT II, EPF I, EPF II and holders of the TOPRS against any of the Debtors and their affiliates, ENE, as general partner of EPF I and EPF II, shall declare a distribution of all assets of EPF I and EPF II, including, without limitation, Cash, Plan Securities, Litigation Trust Interests, Special Litigation Trust Interests and Eligible Debt Securities, as defined in the EPF I Partnership Agreement and the EPF II Partnership Agreement, to ECT I and ECT II, respectively, which distribution shall be made to National City Bank, in its capacity as ECT I Property Trustee and ECT II Property Trustee. Upon the earlier to occur of (i) the Confirmation Order becoming a Final Order and (ii) the Effective Date, all claims, causes of action or other challenges of any kind or nature which could be asserted by the Debtors, the Creditors' Committee, any trustee appointed in the Debtors' bankruptcy cases, or any creditor or party in interest in the Debtors' bankruptcy cases, or any of them, against or with respect to National City Bank, as Indenture Trustee, ECT I Property Trustee and ECT II Property Trustee, ECT I, ECT II, the TOPRS issued by either of them, EPF I, EPF II, the limited partnership interests issued by either of them, the ETS Debentures, the ENA Subordinated Debentures or the

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Enron TOPRS Debentures, including, without limitation, substantive consolidation, piercing of the corporate veil, recharacterization of the TOPRS or the limited partnership interests in EPF I or EPF II as preferred stock or any other equity interest of ENE or any of its affiliates, preferences, fraudulent conveyance and other avoidance actions shall be deemed forever waived and released.

W.       MISCELLANEOUS PROVISIONS

         1.       TITLE TO ASSETS

                  Except as otherwise provided by the Plan, including, without limitation, Section 42.2 of the Plan, on the Effective Date, title to all assets and properties encompassed by the Plan shall vest in the Reorganized Debtors free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code, and the Confirmation Order shall be a judicial determination of discharge of the liabilities of the Debtors and the Debtors in Possession except as provided in the Plan. Notwithstanding the foregoing, the Debtors and the Reorganized Debtors, in their sole and absolute discretion, may (a) encumber all of the Debtors' assets for the benefit of Creditors or (b) transfer such assets to another Entity to secure the payment and performance of all obligations provided for in the Plan.

         2.       DISTRIBUTION OF RESERVED FUNDS

                  Upon the Effective Date, all proceeds reserved pursuant to a Sale/Settlement Order and not subject to a dispute concerning the allocation thereof shall vest in the Reorganized Debtors free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code and be subject to distribution in accordance with the provisions hereof. Notwithstanding the terms and conditions of any of the Sale/Settlement Orders, to the extent necessary to allocate the proceeds reserved pursuant to a Sale/Settlement Order, on or prior to the three (3) month anniversary of the Confirmation Date, the Debtors shall file one or motions with the Bankruptcy Court to determine the allocation of proceeds reserved pursuant to a Sale/Settlement Order. Any such motion shall be deemed served upon the necessary parties if served in accordance with the Case Management Order. Upon entry of a Final Order of the Bankruptcy Court with respect to the allocation of such proceeds, and to the extent allocated to the Debtors or any Enron Affiliate, all such proceeds shall vest in the Reorganized Debtors or such Enron Affiliate free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code and be subject to distribution in accordance with the provisions of the Plan.

         3.       DISCHARGE OF DEBTORS

                  Except as otherwise provided in the Plan, on the latest to occur of (a) the Effective Date, (b) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (c) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, all Claims against and Equity Interests in the Debtors and Debtors in Possession, shall be discharged and released in full; provided, however, that, the Bankruptcy Court may, upon request by the Reorganized Debtors, and notice and a hearing, enter an order setting forth that such Claims and Equity Interests shall be deemed discharged and released on such earlier date as determined by the Bankruptcy Court; and, provided, further, that, upon all

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distributions being made pursuant to the Plan, the Debtors and the Reorganized
Debtors, as the case may be, shall be deemed dissolved for all purposes and the Reorganized Debtor Plan Administrator shall cause the Debtors and the Reorganized Debtors, as the case may be, to take such action to effect such dissolution in accordance with applicable state law. All Persons and Entities shall be precluded from asserting against the Debtors, the Debtors in Possession, their successors or assigns, including, without limitation, the Reorganized Debtors, the Reorganized Debtors' subsidiaries, the Reorganized Debtor Plan Administrator, their agents and employees, or their respective assets properties or interests in property, any other or further Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not the facts or legal bases therefor were known or existed prior to the Confirmation Date regardless of whether a proof of Claim or Equity Interest was filed, whether the holder thereof voted to accept or reject the Plan or whether the Claim or Equity Interest is an Allowed Claim or an Allowed Equity Interest.

         4.       INJUNCTION ON CLAIMS

                  Except as otherwise expressly provided in the Plan, the Confirmation Order or such other order of the Bankruptcy Court that may be applicable, all Persons or Entities who have held, hold or may hold Claims or other debt or liability that is discharged or Equity Interests or other right of equity interest that is terminated or cancelled pursuant to the Plan are permanently enjoined, from and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind on any such Claim or other debt or liability or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan against the Debtors, the Debtors in Possession or the Reorganized Debtors, the Debtors' estates or properties or interests in properties of the Debtors or the Reorganized Debtors, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors, the Debtors in Possession or the Reorganized Debtors, the Debtors' estates or properties or interests in properties of the Debtors, the Debtors in Possession or the Reorganized Debtors, (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors, the Debtors in Possession or the Reorganized Debtors or against the property or interests in property of the Debtors, the Debtors in Possession or the Reorganized Debtors, and (d) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtors, the Debtors in Possession or the Reorganized Debtors or against the property or interests in property of the Debtors, the Debtors in Possession or the Reorganized Debtors, with respect to any such Claim or other debt or liability that is discharged or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan; provided, however, that such injunction shall not preclude the United States of America or any of its police or regulatory agencies from enforcing their police or regulatory powers; and, provided, further, that, except in connection with a properly filed proof of claim, the foregoing proviso does not permit the United States of America or any of its police or regulatory agencies from obtaining any monetary recovery from the Debtors, the Debtors in Possession or the Reorganized Debtors or their respective property or interests in property with respect to any such Claim or other debt or liability that is discharged or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan, including, without limitation, any monetary claim or penalty in furtherance of a police or regulatory power. Such injunction (y) shall extend to all successors of the Debtors and Debtors in Possession and the Creditors' Committee and its members, and their respective properties and

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

interests in property; provided, however, that such injunction shall not extend to or protect members of the Creditors' Committee and their respective properties and interests in property for actions based upon acts outside the scope of service on the Creditors' Committee and (z) is not intended, nor shall it be construed, to extend to the assertion, the commencement or the prosecution of any claim or cause of action against any present or former member of the Creditors' Committee and their respective properties and interests in property arising from or relating to such member's pre-Petition Date acts or omissions, including, without limitation, the Class Actions.

         5.       TERM OF EXISTING INJUNCTIONS OR STAYS

                  Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105, 362 or 525 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until entry of an order in accordance with
Section 42.17 of the Plan or such other Final Order of the Bankruptcy Court.

         6.       LIMITED RELEASE OF DIRECTORS, OFFICERS AND EMPLOYEES

                  No claims of the Debtors' estates against their present and former officers, directors, employees, consultants and agents and arising from or relating to the period prior to the Initial Petition Date are released by the Plan. As of the Effective Date, the Debtors and the Debtors in Possession shall be deemed to have waived and released its present and former directors, officers, employees, consultants and agents who were directors, officers, employees, consultants or agents, respectively, at any time during the Chapter 11 Cases, from any and all claims of the Debtors' estates arising from or relating to the period from and after the Initial Petition Date; provided, however, that, except as otherwise provided by prior or subsequent Final Order of the Bankruptcy Court, this provision shall not operate as a waiver or release of (a) any Person (i) named or subsequently named as a defendant in any of the Class Actions, (ii) named or subsequently named as a defendant in any action commenced by or on behalf of the Debtors in Possession, including any actions prosecuted by the Creditors' Committee and the Employee Committee, (iii) identified or subsequently identified as a wrongful actor in the "Report of Investigation by the Special Investigative Committee of the Board of Directors of Enron Corp.," dated February 1, 2002, (iv) identified or subsequently identified in a report by the Enron Examiner or the ENA Examiner as having engaged in acts of dishonesty or willful misconduct detrimental to the interests of the Debtors, or (v) adjudicated or subsequently adjudicated by a court of competent jurisdiction to have engaged in acts of dishonesty or willful misconduct detrimental to the interests of the Debtors or (b) any claim (i) with respect to any loan, advance or similar payment by the Debtors to any such person, (ii) with respect to any contractual obligation owed by such person to the Debtors, (iii) relating to such person's knowing fraud, or (iv) to the extent based upon or attributable to such person gaining in fact a personal profit to which such person was not legally entitled, including, without limitation, profits made from the purchase or sale of equity securities of the Debtors which are recoverable by the Debtors pursuant to section 16(b) of the Securities Exchange Act of 1934, as amended; and, provided, further, that the foregoing is not intended, nor shall it be construed, to release any of the Debtors' claims that may exist against the Debtors' directors and officers liability insurance.

         7.       INJUNCTION ON ACTIONS

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

                  Except as provided in the Plan, as of the Effective Date, all non-Debtor entities are permanently enjoined from commencing or continuing in any manner, any action or proceeding, whether directly, derivatively, on account of or respecting any claim, debt, right or cause of action of the Debtors, the Debtors in Possession or the Reorganized Debtors which the Debtors, the Debtors in Possession or the Reorganized Debtors, as the case may be, retain sole and exclusive authority to pursue in accordance with Section 28.1 of the Plan or which has been released pursuant to the Plan, including, without limitation, pursuant to Sections 2.1, 28.3 and 42.6 of the Plan, provided, however, that, except with regard to the Debtors, the Debtors in Possession and the Reorganized Debtors, such injunction is not intended, nor shall it be construed to, extend to the ongoing prosecution of the Class Actions.

X.       SUMMARY OF OTHER PROVISIONS OF THE PLAN

         1.       PRESERVATION OF RIGHTS OF ACTION

                  Except as otherwise provided in the Plan, including, without limitation, Articles XXII and XXIII of the Plan, or in any contract, instrument, release or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain sole and exclusive authority to enforce any claims, rights or causes of action that the Debtors, the Debtors in Possession or their chapter 11 estates may hold against any Entity, including any claims, rights or causes of action arising under sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code.

         2.       PAYMENT OF STATUTORY FEES

                  All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

         3.       RETIREE BENEFITS

                  From and after the Effective Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtors shall continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy
Code), if any, at the level established in accordance with subsection (e)(1)(B) or (g) of section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, and for the duration of the period during which the Debtors have obligated themselves to provide such benefits; provided, however, that the Debtors or the Reorganized Debtors may modify such benefits to the extent permitted by applicable law.

         4.       RETENTION OF DOCUMENTS

                  Notwithstanding the terms and provisions of that certain Stipulation and Consent Order Pursuant to 11 U.S.C. Section 105 and 541 By and Between Enron Corp. and Its Affiliated Debtors-in-Possession and the Official Committee of Unsecured Creditors Regarding Document Preservation and Retention, dated February 15, 2002, unless otherwise ordered by the Bankruptcy Court, from and after the first (1st) anniversary of the Confirmation Date, the Debtors and each Enron Affiliate shall have the right and authorization to destroy or otherwise dispose of the Documents, as defined therein.

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

         5.       POST-CONFIRMATION DATE FEES AND EXPENSES

                  From and after the Confirmation Date, the Reorganized Debtors shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, (a) retain such professionals and (b) pay the reasonable professional fees and expenses incurred by the Reorganized Debtors and the Creditors' Committee related to implementation and consummation of the Plan, including, without limitation, reasonable fees and expenses of the Indenture Trustees incurred in connection with the distributions to be made pursuant to the Plan.

         6.       SEVERABILITY

                  If, prior to the Confirmation Date, any term or provision of the Plan shall be held by the Bankruptcy Court to be invalid, void or unenforceable, including, without limitation, the inclusion of one (1) or more of the Debtors in the Plan, the Bankruptcy Court shall, with the consent of the Debtors and the Creditors' Committee, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms

         7.       AMENDMENT OF ARTICLES OF INCORPORATION AND BY-LAWS

                  The articles of incorporation and by-laws of the Debtors shall be amended as of the Effective Date to provide substantially as set forth in the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws.

         8.       CORPORATE ACTION

                  On the Effective Date, the adoption of the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws shall be authorized and approved in all respects, in each case without further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or the Reorganized Debtors. The cancellation of all Equity Interests and other matters provided under the Plan involving the corporate structure of the Reorganized Debtors or corporate action by the Reorganized Debtors shall be deemed to have occurred, be authorized, and shall be in effect without requiring further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or the Reorganized Debtors. Without limiting the foregoing, from and after the Confirmation Date, the Debtors, the Reorganized Debtors and the Reorganized Debtor Plan Administrator may take any and all actions deemed appropriate in order to consummate the transactions contemplated in the Plan and, notwithstanding any provision contained in the Debtors' articles of incorporation and by-laws to the contrary, such Entities shall not require the affirmative vote of holders of Equity

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

Interests in order to take any corporate action including to (i) consummate a Sale Transaction, (ii) compromise and settle claims and causes of action of or against the Debtors and their chapter 11 estates, and (iii) dissolve, merge or consolidate with any other Entity.

         9.       EXCULPATION

                  None of the Debtors, the Reorganized Debtors, the Creditors' Committee, the Employee Committee, the Indenture Trustees responsible for making distributions under the Plan, and any of their respective directors, officers, employees, members, attorneys, consultants, advisors and agents (acting in such capacity), shall have or incur any liability to any Entity for any act taken or omitted to be taken in connection with and subsequent to the commencement of the Chapter 11 Cases, the formulation, preparation, dissemination, implementation, confirmation or approval of the Plan or any compromises or settlements contained therein, the Disclosure Statement related thereto or any contract, instrument, release or other agreement or document provided for or contemplated in connection with the consummation of the transactions set forth in the Plan; provided, however, that the foregoing provisions of Section 42.7 of the Plan shall not affect the liability of any Entity that otherwise would result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence or willful misconduct. Any of the foregoing parties in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

         10.      MODIFICATION OF PLAN

                  The Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, subject to the consent of the Creditors' Committee and, in the event any amendment or modification would materially adversely affect the substance of the economic and governance provisions set forth in the Plan, including, without limitation, Article II of the Plan, the ENA Examiner as Plan facilitator, to amend or modify the Plan, the Plan Supplement or any exhibits to the Plan at any time prior to the entry of the Confirmation Order. Upon entry of the Confirmation Order, the Debtors may, subject to the consent of the Creditors' Committee, upon order of the Bankruptcy Court, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such holder.

         11.      REVOCATION OR WITHDRAWAL

                  a. The Plan may be revoked or withdrawn prior to the Confirmation Date by the Debtors.

                  b. If the Plan is revoked or withdrawn prior to the Confirmation Date, or if the Plan does not become effective for any reason whatsoever, then the Plan shall be deemed null and void. In such event, nothing contained in the Plan shall be deemed to constitute a waiver or release of any claims by the Debtors or any other Entity or to prejudice in any manner the rights of the Debtors or any other Entity in any further proceedings involving the Debtors.

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

         12.      CREDITORS' COMMITTEE - TERM AND FEES

                  From and after the Effective Date, the Creditors' Committee shall be authorized only to perform the following functions:

                  a. to prosecute, or to continue to prosecute, as the case may be, claims on behalf of the Debtors' estates against individual insiders of the Debtors; provided, however, that, if any such claims constitute Special Litigation Trust Claims, such claims and causes of action shall be assigned to the Special Litigation Trust and prosecuted by the Special Litigation Trustee for and on behalf of the Special Litigation Trust and the beneficiaries thereof; and

                  b. to complete litigation, other than such litigation referenced in Section 33.1(a) of the Plan, if any, to which the Creditors' Committee is a party as of the Effective Date.

                  From and after the Effective Date, the Reorganized Debtors shall pay the reasonable fees and expenses of professionals the Creditors' Committee retains or continues the retention of to satisfy the obligations and duties set forth in Section 33.1 of the Plan and shall reimburse the members of the Creditors' Committee for reasonable disbursements incurred. The Creditors' Committee shall be dissolved and the members thereof and the professionals retained by the Creditors' Committee in accordance with section 1103 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations, upon the earlier to occur of (y) resolution of all litigation to which the Creditors' Committee is a party and (z) the entry of a Final Order dissolving the Creditors' Committee. Notwithstanding the foregoing, (1) the members of the Creditors' Committee which serve on a joint task force with the Debtors with respect to the prosecution of Litigation Trust Claims shall continue to serve from and after the Effective Date and (2) the professionals retained by the Creditors' Committee with respect thereto shall continue such retention until a Final Order has been entered (i) approving a compromise and settlement of all of the Litigation Trust Claims or (ii) determining the Litigation Trust Claims set forth in the MegaClaim Litigation and any other similar litigation.

         13.      EMPLOYEE COMMITTEE - TERM AND FEES

                  From and after the Confirmation Date, the Employee Committee shall be authorized only to perform the following functions:

                  a. to prosecute, or continue to prosecute, as the case may be, Deferred Compensation Litigation and Severance Settlement Fund Litigation; and

                  b. to complete litigation, other than such litigation referenced in Section 33.2(a) of the Plan, if any, to which the Employee Committee is a party as of the Confirmation Date.

                  From and after the Confirmation Date, the Debtors or the Reorganized Debtors, as the case may be, shall pay the reasonable fees and expenses of professionals the Employee Committee retains or continues the retention of to satisfy the obligations and duties associated with the Deferred Compensation Litigation; provided, however, that in connection with the Settlement Fund Litigation, counsel to the Employee Committee shall continue to serve as counsel to the Severance Settlement Fund Trustee and be compensated and reimbursed in

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

accordance with the provisions of the Severance Settlement Fund Trust Agreement and the Severance Settlement Fund Order. The Employee Committee shall be dissolved and the member thereof and the professionals retained by the Employee Committee in accordance with section 327, 328 or 1102 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations upon the earlier to occur of (y) resolution of all litigation to which the Employee Committee is a party and (z) the entry of a Final Order dissolving the Employee Committee.

         14.      EXAMINERS - TERMS AND FEES

                  Except as provided below, on the tenth (10th) day following the Confirmation Date, each of the ENE Examiner, the ENA Examiner and the professionals retained by each of the ENE Examiner and the ENA Examiner shall be released and discharged from their respective obligations outstanding pursuant to the Investigative Orders of the Bankruptcy Court; provided, however, that, notwithstanding the foregoing, during the period from the Confirmation Date up to and including (a) the earlier to occur of (1) the Confirmation Order becoming a Final Order and (2) the Effective Date, and (b) the appointment of the board of directors as described in the last sentence of Section 40.1 of the Plan, the ENA Examiner shall continue its other duties and obligations pursuant to orders of the Bankruptcy Court. On or prior to the thirtieth (30th) day following the Confirmation Date, and except as (y) otherwise available on a centralized, coded filing system available to the Debtors and the Creditors' Committee or (z) as prohibited by any existing confidentiality order entered by the Bankruptcy Court or other confidentiality agreement executed by the ENE Examiner or the ENA Examiner, as the case may be, each of the ENE Examiner and the ENA Examiner shall deliver to the Reorganized Debtors and the Creditors' Committee (i) one copy of each report filed by such Person in the Chapter 11 Cases, (ii) all material cited in the footnotes of any such report, (iii) any other materials, including, without limitation, transcripts, interview memoranda, witness folders and transactional documents and summaries thereof, produced, developed or compiled by the ENE Examiner or the ENA Examiner, in each case in connection with the Investigative Orders and (iv) a schedule of all materials which such Entity is, or claims to be, precluded from delivering to the Debtors or the Creditors' Committee, in each case in connection with the Investigative Orders.

         15.      FEE COMMITTEE - TERM AND FEES

                  From and after the Confirmation Date, the members of the Fee Committee and the Fee Committee's employees and representatives shall continue to serve and be authorized to perform the following functions:

                  a. to review, analyze and prepare advisory reports with respect to applications for the payment of fees and the reimbursement of expenses of professionals retained in the Chapter 11 Cases pursuant to an order of the Bankruptcy Court during the period up to and including the Confirmation Date, including, without limitation, final fee applications in accordance with sections 328, 330, 331 and 503 of the Bankruptcy Code; and

                  b. if necessary, appear before the Bankruptcy Court with respect to any such application.

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

                  From and after the Confirmation Date, the Reorganized Debtors shall pay the reasonable fees and expenses of the members of the Fee Committee and the Fee Committee's employees and representatives to satisfy the obligations and duties set forth in Section 30.4 of the Plan. Notwithstanding the foregoing, the Fee Committee shall be dissolved and the members thereof and the employees and professionals retained by the Fee Committee shall be released and discharged from their respective obligations upon the earlier to occur of (i) the one (1) year anniversary of the Confirmation Date and (ii) satisfaction of the obligations and duties set forth in Section 33.4 of the Plan.

         16.      MEDIATOR - TERM AND FEES

                  From and after the Confirmation Date and until such time as the Mediator terminates all efforts with respect thereto, the Reorganized Debtors shall continue to participate in the mediation required by the Mediation Orders. In accordance with the Mediation Orders, the Reorganized Debtors shall be responsible for their one-third (1/3) share of the Mediator's expenses and such expenses shall be treated as Administrative Expense Claims in accordance with the provisions of the Plan and the Confirmation Order.

         17.      EMPLOYEE COUNSEL

                  From and after the Confirmation Date and until such time as the board of directors of Reorganized ENE determines otherwise, all counsel retained and authorized to provide services to then-current employees of the Debtors pursuant to the Employee Counsel Orders shall continue to provide services to such employees in accordance with the provisions contained therein; provided, however, that, nothing contained in Section 33.6 of the Plan shall inhibit, prejudice or otherwise affect the rights of the Creditors' Committee with respect to its appeals of the Employee Counsel Orders in connection with fees and expenses incurred prior to the Confirmation Date.

                     VII. ESTATE MANAGEMENT AND LIQUIDATION

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       POST-EFFECTIVE DATE

         1.       ROLE OF THE REORGANIZED DEBTOR PLAN ADMINISTRATOR

                  On the Effective Date, compliance with the provisions of the Plan will become the general responsibility of the Reorganized Debtor Plan Administrator, an employee of the Reorganized Debtors (subject to the supervision of the Board of Directors of the Reorganized Debtors), pursuant to and in accordance with the provisions of the Plan and the Reorganized Debtor Plan Administration Agreement. The responsibilities of the Reorganized Debtor Plan Administrator shall include (a) facilitating the Reorganized Debtors' prosecution or settlement of objections to and estimations of Claims, (b) prosecuting or settling claims and causes of action held by the Debtors and Debtors in Possession, (c) assisting the Litigation Trustee and the Special Litigation Trustee in performing their respective duties, (d) calculating and assisting the Disbursing Agent in implementing all distributions in accordance with the Plan, (e) filing all

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

required tax returns and paying taxes and all other obligations on behalf of the Reorganized Debtors from funds held by the Reorganized Debtors, (f) reporting periodically to the Bankruptcy Court regarding the status of the Claims resolution process, distributions on Allowed Claims and prosecution of causes of action, (g) liquidating the Remaining Assets and providing for the distribution of the net proceeds thereof in accordance with the provisions of the Plan, and
(h) such other responsibilities as may be vested in the Reorganized Debtor Plan Administrator pursuant to the Plan, the Reorganized Debtor Plan Administration Agreement or Bankruptcy Court order as may be necessary and proper to carry out the provisions of the Plan.

                  Additionally, the Reorganized Debtor Plan Administrator's powers will, without any further Bankruptcy Court approval in each of the following cases, include (a) the power to invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by the Reorganized Debtors from funds held by the Reorganized Debtor Plan Administrator and/or the Reorganized Debtors in accordance with the Plan, (b) the power to compromise and settle Claims and causes of action on behalf of or against the Reorganized Debtors other than Litigation Trust Claims, Special Litigation Trust Claims and claims and causes of action that are the subject of the Severance Settlement Fund Litigation, and (c) such other powers as may be vested in or assumed by the Reorganized Debtor Plan Administrator pursuant to the Plan, the Reorganized Debtor Plan Administration Agreement or as may be deemed necessary and proper to carry out the provisions of the Plan. Refer to Exhibit 1: "Chapter 11 Plan" for additional information.

         2.       ROLE OF THE REORGANIZED DEBTORS

                  Pursuant to the Plan, as of the Effective Date, the Reorganized Debtors will assist the Reorganized Debtor Plan Administrator in performing the following activities: (a) holding the Operating Entities for the benefit of Creditors and providing certain transition services to such entities,
(b) liquidating the Remaining Assets, (c) making distributions to Creditors pursuant to the terms of the Plan, (d) prosecuting Claim objections and litigation, (e) winding up the Debtors' business affairs, and (f) otherwise implementing and effectuating the terms and provisions of the Plan.

         3.       ESTABLISHMENT AND MAINTENANCE OF DISBURSEMENT ACCOUNT

                  On or prior to the Effective Date, the Debtors shall establish one or more segregated bank accounts in the name of the Reorganized Debtors as Disbursing Agent under the Plan, which accounts shall be trust accounts for the benefit of Creditors and holders of Administrative Expense Claims pursuant to the Plan and utilized solely for the investment and distribution of Cash consistent with the terms and conditions of the Plan. On or prior to the Effective Date, and periodically thereafter, the Debtors shall deposit into such Disbursement Account(s) all Cash and Cash Equivalents of the Debtors, less amounts reasonably determined by the Debtors or the Reorganized Debtors, as the case may be, as necessary to fund the ongoing implementation of the Plan and operations of the Reorganized Debtors.

                  Disbursement Account(s) shall be maintained at one or more domestic banks or financial institutions of the Reorganized Debtors' choice having a shareholder's equity or equivalent capital of not less than $100,000,000.00. The Reorganized Debtors shall invest Cash

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

in Disbursement Account(s) in Cash Equivalents; provided, however, that sufficient liquidity shall be maintained in such account or accounts to (a) make promptly when due all payments upon Disputed Claims if, as and when they become Allowed Claims and (b) make promptly when due the other payments provided for in the Plan.

         4.       RIGHTS AND POWERS OF THE DISBURSING AGENT

                  Except to the extent that the responsibility for the same is vested in the Reorganized Debtor Plan Administrator pursuant to the Reorganized Debtor Plan Administration Agreement, the Disbursing Agent shall be empowered to
(a) take all steps and execute all instruments and documents necessary to effectuate the Plan, (b) make distributions contemplated by the Plan, (c) comply with the Plan and the obligations thereunder, (d) file all tax returns and pay taxes in connection with the reserves created pursuant to Article XVIII of the Plan, and (e) exercise such other powers as may be vested in the Disbursing Agent pursuant to order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions of the Plan.

                  Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent from and after the Effective Date and any reasonable compensation and expense reimbursement claims, including, without limitation, reasonable fees and expenses of counsel, made by the Disbursing Agent, shall be paid in Cash by the Reorganized Debtors without further order of the Bankruptcy Court within fifteen
(15) days of submission of an invoice by the Disbursing Agent. In the event that the Reorganized Debtors object to the payment of such invoice for post-Effective Date fees and expenses, in whole or in part, and the parties cannot resolve such objection after good faith negotiation, the Bankruptcy Court shall retain jurisdiction to make a determination as to the extent to which the invoice shall be paid by the Reorganized Debtors.

                  From and after the Effective Date, the Disbursing Agent shall be exculpated by all Persons and Entities, including, without limitation, holders of Claims and Equity Interests and other parties in interest, from any and all claims, causes of action and other assertions of liability arising out of the discharge of the powers and duties conferred upon such Disbursing Agent by the Plan or any order of the Bankruptcy Court entered pursuant to or in furtherance of the Plan, or applicable law, except for actions or omissions to act arising out of the gross negligence or willful misconduct of such Disbursing Agent. No holder of a Claim or an Equity Interest or other party in interest shall have or pursue any claim or cause of action against the Disbursing Agent for making payments in accordance with the Plan or for implementing the provisions of the Plan.

B.       OPERATING ENTITIES AND TRUSTS

         1.       OPERATING ENTITIES

                  a.       PGE

                  Refer to Section VIII., "Portland General Electric Company" for further information relating to PGE.

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

                           (i)      ASSETS. Unless PGE is sold to a third party,
the Reorganized Debtors will hold common stock in PGE until (i) such shares of common stock are cancelled and newly issued shares of PGE Common Stock are issued and distributed to the Creditors or an Operating Trust, or (ii) such shares are assigned to a holding company and the holding company's shares are issued and distributed to the Creditors, each in accordance with the Plan.

                           (ii)     AUXILIARY AGREEMENTS. PGE has entered into a
master services agreement with affiliates, including ENE. The PGE MSA allows PGE to provide affiliates with the following general types of services: printing and copying, mail services, purchasing, computer hardware and software support, human resources support, library services, tax and legal services, accounting services, business analyses, purchasing, product development, finance and treasury support, and construction and engineering services. The PGE MSA also allows ENE to provide PGE with the following services: executive oversight, general governance, financial services, human resource support, legal services, governmental affairs service, and public relations and marketing services. PGE services are priced at the higher of fully allocated cost or market (unless specified otherwise) while affiliate services are priced at the lower of cost or market (unless specified otherwise). ENE provides certain employee health and welfare benefits and insurance services to PGE under the PGE MSA that are directly allocated or billed to PGE based upon PGE's usage or the cost for those services. In addition, ENE provides administrative services to PGE under the PGE MSA for a fee equal to the total cost of these services multiplied by an allocation factor based on the Modified Massachusetts Formula (a formula that takes a number of factors into account such as income, assets, and employees). Moreover, PGE provides certain administrative services to ENE and services to certain ENE affiliates under the PGE MSA. The provision of these services is anticipated to continue until such services are replaced, which ENE expects will occur by the end of 2004. ENE, ENE affiliates, and PGE may enter into other arrangements that may extend beyond 2004, subject to Bankruptcy Court approval if such agreements are reached before the Effective Date of the Plan.

                           (iii)    TAX SHARING AGREEMENT. PGE has entered into
a tax-sharing arrangement with ENE pursuant to which PGE will be responsible for the amount of income tax that PGE would have paid on a "stand alone" basis, and ENE will be obligated to make payments to PGE as compensation for the use of PGE's losses and/or credits to the extent that such losses and/or credits have reduced the consolidated income tax liability. ENE will be responsible for, among other things, the preparation and filing of all required consolidated returns on behalf of PGE and its subsidiaries, making elections and adopting accounting methods, filing claims for refunds or credits and managing audits and other administrative proceedings conducted by the taxing authorities. After the Effective Date, ENE and PGE may continue to be parties to this tax sharing agreement, or a new agreement on similar terms, until ENE and PGE no longer file consolidated tax returns. It is intended that ENE and PGE will file consolidated tax returns until ENE no longer owns 80% of the capital stock of PGE, which may occur by a sale of PGE stock to a third party or the cancellation of PGE stock held by ENE to issue new stock to the Creditors.

                  b.       CROSSCOUNTRY

                  Refer to Section IX., "CrossCountry Energy Corp." for further information relating to CrossCountry.

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

                           (i)      ASSETS. Unless CrossCountry is sold to a
third party, the Reorganized Debtors will hold common stock in CrossCountry until (i) such shares are cancelled and shares of CrossCountry Common Stock are issued to the Creditors or an Operating Trust, or (ii) such shares are assigned to a holding company and the holding company's shares are issued to the Creditors, each in accordance with the Plan. If the Debtors and the Creditors' Committee, in their joint and absolute discretion, determine to issue preferred stock of CrossCountry (or one of the alternative entities formed pursuant to Section 37.3 of the Plan) and such preferred stock is issued subsequent to the Confirmation Date and prior to the issuance of the CrossCountry Common Stock pursuant to the Plan, such preferred stock will not be cancelled. Refer to
Section IX.F.1.c., "Implementation of CrossCountry Contribution and Separation Agreement".

                           (ii)     AUXILIARY AGREEMENTS. The Reorganized
Debtors anticipate providing transition services, including administrative operation management, through approximately December 31, 2004. Refer to Section IX.F.1., "Formation of CrossCountry" for further information.

                           (iii)    TAX SHARING AGREEMENT. In conjunction with
the formation and implementation of CrossCountry, CrossCountry, Northern Plains, Pan Border, NBP Services, Transwestern Holding, Transwestern and CrossCountry Citrus Corp. will enter into a Tax Sharing Agreement with ENE. The Tax Sharing Agreement will set forth the respective rights and responsibilities of the parties to the agreement with respect to taxes. For additional information, refer to Section IX.F.1.b(iii)., "Tax Sharing Agreement".

                  c.       PRISMA

                  Refer to Section X., "Prisma Energy International Inc." for further information relating to Prisma.

                           (i)      ASSETS. Unless Prisma is sold to a third
party, the Reorganized Debtors will hold common stock in Prisma until such shares are cancelled and newly issued shares of Prisma Common Stock are distributed to the Creditors or an Operating Trust in accordance with the Plan.

                           (ii)     AUXILIARY AGREEMENTS. The Reorganized
Debtors anticipate providing and receiving transition services to and from Prisma (including administrative and other support services, through a date to be determined) and may enter into other arrangements. The current transition services agreement is scheduled to expire upon the earlier of December 31, 2005 or, for each asset which transition services are provided, shortly after transfer of the asset to Prisma, a Prisma subsidiary, or a third party. Refer to
Section X.A.3.b., "Formation of Prisma and Contribution of Prisma Assets" for further information.

                           (iii)    TAX SHARING AGREEMENT. The Reorganized
Debtors anticipate entering into a Tax Sharing Agreement with Prisma and its subsidiaries.

         2.       OPERATING TRUSTS

                  Notwithstanding the foregoing, upon joint determination of the Debtors and the Creditors' Committee, the shares of PGE Common Stock, CrossCountry Common Stock, and

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Prisma Common Stock will be transferred to the holders of certain Allowed
Claims, which will be held by the Debtors acting on their behalf. Immediately thereafter, on behalf of the holders of such Allowed Claims, the Debtors shall transfer such shares, subject to the Operating Trust Agreements, to the Operating Trusts for the benefit of the holders of such Allowed Claims in accordance with the Plan. Refer to Exhibit 1: "Chapter 11 Plan" for further information.

                  a. ESTABLISHMENT OF THE TRUSTS. On or after the Confirmation Date, but prior to the Effective Date, and upon the joint determination of the Debtors and the Creditors' Committee, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, shall execute the respective Operating Trust Agreements and shall take all other steps necessary to establish the respective Operating Trusts. On such date, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of
Section 24.4 of the Plan, the Debtors shall transfer to the respective Operating Trusts all of their right, title, and interest in the assets subject to the Operating Trust Agreements.

                  b. PURPOSE OF THE OPERATING TRUSTS. The Operating Trusts shall be established for the sole purpose of holding and liquidating the respective assets in the PGE Trust, the CrossCountry Trust, and the Prisma Trust in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Operating Trust Agreements. Without limiting the foregoing, the Operating Trust Agreements shall each provide that the applicable Operating Trust shall not distribute any of the PGE Common Stock, CrossCountry Common Stock, or Prisma Common Stock, as the case may be, prior to the date referred to in Sections 32.c.1.(c) (i), (ii) and (iii) of the Plan.

                  c. FUNDING EXPENSES OF THE OPERATING TRUSTS. In accordance with the respective Operating Trust Agreements and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Operating Trusts.

                  d.       TRANSFER OF ASSETS

                           (i)      THE TRANSFER OF ASSETS TO THE OPERATING
TRUSTS SHALL BE MADE, AS PROVIDED IN THE PLAN, FOR THE BENEFIT OF THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 3 THROUGH 180, 183 THROUGH 189, AND 376 THROUGH 382, ONLY TO THE EXTENT SUCH HOLDERS IN SUCH CLASSES ARE ENTITLED TO DISTRIBUTIONS UNDER THE PLAN. In partial satisfaction of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, the assets subject to the respective Operating Trusts shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, the Debtors shall transfer such assets to the Operating Trusts for the benefit of holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, in accordance with the Plan.

                           (ii)     FOR ALL FEDERAL INCOME TAX PURPOSES, ALL
PARTIES (INCLUDING, WITHOUT LIMITATION, THE DEBTORS, THE OPERATING TRUSTEE AND THE BENEFICIARIES OF THE OPERATING TRUSTS) SHALL TREAT THE TRANSFER OF ASSETS TO THE RESPECTIVE OPERATING TRUSTS IN

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

ACCORDANCE WITH THE TERMS OF THE PLAN, AS A TRANSFER TO THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 3 THROUGH 180, 183 THROUGH 189, AND 376 THROUGH 382, FOLLOWED BY A TRANSFER BY SUCH HOLDERS TO THE RESPECTIVE OPERATING TRUSTS AND THE BENEFICIARIES OF THE OPERATING TRUSTS SHALL BE TREATED AS THE GRANTORS AND OWNERS THEREOF.

                  e. VALUATION OF ASSETS. As soon as possible after the Effective Date, but in no event later than thirty (30) days thereafter, the respective Operating Trust Boards shall inform, in writing, the Operating Trustee of the value of the assets transferred to the respective Operating Trusts, based on the good faith determination of the respective Operating Trust Boards, and the Operating Trustee shall apprise, in writing, the beneficiaries of the respective Operating Trusts of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Operating Trustee, and the beneficiaries of the Operating Trusts) for all federal income tax purposes.

                  f. INVESTMENT POWERS. The right and power of the Operating Trustee to invest assets transferred to the Operating Trusts, the proceeds thereof, or any income earned by the respective Operating Trusts, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 24.7 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Operating Trustee may expend the assets of the Operating Trusts (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Operating Trusts during liquidation,
(ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Operating Trusts or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Operating Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Operating Trust Agreements; and, provided, further, that, under no circumstances, shall the Operating Trusts segregate the assets of the Operating Trusts on the basis of classification of the holders of respective Operating Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

                  g. ANNUAL DISTRIBUTION; WITHHOLDING. The Operating Trustee shall distribute at least annually to the holders of respective Operating Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Operating Trusts may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Operating Trusts during liquidation,
(ii) to pay reasonable administrative expenses (including any taxes imposed on the Operating Trusts or in respect of the assets of the Operating Trust), and
(iii) to satisfy other liabilities incurred or assumed by the Operating Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Operating Trust Agreements. All such distributions shall be pro rata based on the number of Operating Trust Interests held by a holder compared with the aggregate number of Operating Trust Interests outstanding, subject to the terms of the Plan and the respective Operating Trust Agreements.

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

The Operating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Operating Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive, or other governmental requirement.

                  h.       REPORTING DUTIES

                           (i)      FEDERAL INCOME TAX. Subject to definitive
guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Operating Trustee of a private letter ruling if the Operating Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Operating Trustee), the Operating Trustee shall file returns for the Operating Trusts as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Operating Trustee shall also annually send to each holder of a Operating Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction, or credit and shall instruct all such holders to report such items on their federal income tax returns.

                           (ii)     ALLOCATIONS OF OPERATING TRUSTS TAXABLE
INCOME. Allocations of Operating Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Operating Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Operating Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Operating Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Operating Trusts (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Operating Trusts shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of an Operating Trust. The tax book value of the assets of an Operating Trust for this purpose shall equal their fair market value on the date such Operating Trusts were created or, if later, the date such assets were acquired by the Operating Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations, and other applicable administrative and judicial authorities and pronouncements.

                           (iii)    OTHER. The Operating Trustee shall file (or
cause to be filed) any other statements, returns or disclosures relating to the Operating Trusts that are required by any governmental unit.

                  i. TRUST IMPLEMENTATION. On or after the Confirmation Date, but prior to the Effective Date, the Operating Trusts shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382. The Operating Trust Agreements shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Operating Trusts as grantor trusts for federal income tax purposes. All parties (including the Debtors, the Operating Trustee and holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Operating Trusts.

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

                  j. REGISTRY OF BENEFICIAL INTERESTS. The Operating Trustee shall maintain a registry of the holders of Operating Trust Interests.

                  k. TERMINATION. The Operating Trusts shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Operating Trusts if it is necessary to the liquidation of the assets of Operating Trusts. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

                  l. NON-TRANSFERABILITY OR CERTIFICATION. Upon the creation of each Operating Trust, the beneficial interests in such Operating Trust shall be allocated on the books and records of such Operating Trust to the appropriate holders thereof, but such interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

C.       REMAINING ASSETS

         1.       CATEGORIES OF REMAINING ASSETS

                  It is anticipated that the Reorganized Debtors will retain all assets that will not be transferred to the Litigation Trust, Special Litigation Trust, Severance Settlement Fund Trust, Operating Trusts, or Operating Entities. These Remaining Assets may include, but are not limited to, Cash, claims and causes of action against third parties on behalf of the Debtors' estates (including, but not limited to, avoidance actions), proceeds of liquidated assets, the Debtors' stock in the Enron Companies, trading contracts, equity investments, inventory, real property, and other miscellaneous assets.

                  The Reorganized Debtor Plan Administrator, with assistance from the Reorganized Debtors, will collect and liquidate the Remaining Assets and distribute the proceeds to Creditors pursuant to the terms of the Plan. The board of directors of the Reorganized Debtors will supervise this process. Poor market conditions, litigation, and complex ownership structures may result in the retention of certain assets for an extended period of time. As a result, the Reorganized Debtors and the Reorganized Debtor Plan Administrator will continue to manage and operate these assets until a favorable sale or resolution of each of the Remaining Assets is finalized. Refer Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of the risks related to the Reorganized Debtors.

                  The following provides a brief description of the Remaining
Assets:

                  a. CREDITOR CASH. The Enron Companies have received a significant amount of Cash as a result of asset sales and the liquidation of the wholesale and retail trading books during the Chapter 11 Cases. The postpetition Cash collected to date plus the Cash collected by the Reorganized Debtors as part of their future liquidation efforts will be distributed by the Reorganized Debtor Plan Administrator in accordance with the Plan after the satisfaction of certain obligations, including Administrative Expense Claims,

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

Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims, Secured Claims, funds necessary to operate the Litigation Trust and Special Litigation Trust, funds necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims were, at such time, Allowed Claims, and funds necessary for the ongoing operations of the Reorganized Debtors from the Effective Date until such later date as reasonably determined by the Reorganized Debtor Plan Administrator.

                  b.       TRADING CONTRACTS

                           (i)      WHOLESALE TRADING. As described in Section
IV.B.1., "Resolution of the Wholesale Trading Book", the Wholesale Services Debtors and certain of their non-Debtor Wholesale Services affiliates have undertaken efforts to perform, sell, or settle a significant number of non-terminated and terminated positions arising out of Wholesale Contracts.

                  As of October 31, 2003, the Wholesale Services Debtors and certain of their non-Debtor Wholesale Services affiliates had Wholesale Contracts with approximately 1,285 counterparty groups totaling approximately $933 million of expected recoverable value. Substantially all of the collections and cash settlements of Wholesale Contracts are expected to be resolved prior to the Effective Date. Those Wholesale Contracts that cannot be settled are either currently in or may require litigation in order to collect outstanding balances. Any recovery from such litigation involving a Debtor will be included in the Remaining Assets available for subsequent distribution.

                           (ii)     RETAIL TRADING. As described in Section
IV.B.2., "Retail Contract Settlements" the Retail Services Debtors and their non-Debtor Retail Services affiliates have undertaken efforts to perform, sell, settle, or reject a significant number of non-terminated and terminated positions arising out of Retail Contracts.

                  As of October 31, 2003, the Retail Services Debtors and certain of their non-Debtor Retail Services affiliates had Retail Contracts with approximately 9,800 counterparty groups totaling approximately $102.1 million of expected recoverable value.

                  The Debtors are attempting to settle each of the Retail Contracts on a case-by-case basis, with the largest accounts taking priority. If the Debtors are unable to collect, or reach a settlement on, these contracts, the Debtors or Reorganized Debtor Plan Administrator may initiate litigation in order to collect outstanding balances.

                  c.       OTHER RECOVERIES

                           (i)      RECOVERIES IN PG&E BANKRUPTCY. A significant
portion of the balances owed in retail trading involves claims that ENE has in PG&E's bankruptcy. There is uncertainty around the collection of these claims; however, ENE has undertaken settlement negotiations with PG&E.

                           (ii)     RECOVERIES FROM EUROPEAN ESTATES. A
significant amount of money is due from the sale of assets of ENE's direct and indirect European subsidiaries under UK administration. The administrator in the UK process is responsible for selling assets and, under a Scheme of Arrangement, will make distributions to creditors and, when applicable, equity security holders. There is uncertainty regarding the amount, timing and frequency of any

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distributions to be made to the Debtors or the Reorganized Debtors. Refer to
Section V., "Certain International Subsidiaries and Related International Proceedings" for further information.

                  d. REMAINING ASSETS CURRENTLY AVAILABLE FOR SALE. As of September 30, 2003, the Debtors and certain of their non-Debtor affiliates had identified approximately 210 assets available for sale with an expected recovery to the Debtors' estates totaling approximately $1.1 billion. These assets include direct or indirect ownership and/or operation of businesses and investments related to a variety of industries, including paper production, oil and gas exploration and production, power generation, intrastate natural gas pipeline operations, natural gas pipeline compression services and energy and telecommunications-related technology businesses. The balance of the assets is made up of miscellaneous assets, including: contingent receivables, inventory, real property, insurance and emissions credits.

                  The Reorganized Debtor Plan Administrator, with supervision from the board of directors of the Reorganized Debtors, will continue to monitor market conditions and identify when there is sufficient interest in a particular asset to pursue a sale. Priority will be given to the assets with the greatest potential recoverable value; however, many of these sales efforts may be delayed due to regulatory issues, ownership through SPEs, or litigation.

                  The assets with more significant expected recoveries to the Debtors' estates are listed below:

                           (i)      CPS AND ST. AURELIE TIMBERLANDS CO. LTD.
100% interest in a 500,000 tonne/year newsprint, directory paper and paperboard mill in Quebec City, Quebec, Canada along with a sawmill and timberlands in Quebec and timberlands in Maine. The Debtors have executed an asset purchase agreement with a potential purchaser and anticipate that CPS and St. Aurelie Timberlands will be sold pursuant to an auction process that is currently underway. Bids for the assets are due in early November 2003. Refer to Section I.B.2.d., "Asset Ownership Disputes Between ENE and ENA" for information relating to ownership disputes involving CPS and Section IV.C.1.f(iii)(A)., "Mizuho Corporate Bank, Ltd., as successor to the Industrial Bank of Japan, Limited and Banco Bilbao Vizcaya Argentaria S.A. v. Enron Corp. Hansen Investments Co. and Compagnie Papiers Stadacona" for more information relating to settlement of the Mizuho litigation related to CPS.(38)

                           (ii)     SITHE SUB DEBT. SIPP, a non-Debtor
affiliate, owns a 1,042-MW power plant in western New York. SIPP's primary revenue contracts are a power purchase contract with ConEd (approximately 61% of revenues) and a tolling agreement with Dynegy (approximately 33% of revenues). As a result of a series of transactions that closed June 30, 2001, ENA owns two investments in SIPP. The two investments are (1) 40% of SIPP's partnership interest and (2) approximately $419 million in subordinated debt that matures in

-------------------
(38) The Debtors have executed an asset purchase agreement relating to CPS. The CPS sale has not yet been approved by the Bankruptcy Court and is subject to an auction process. There can be no guarantee as to the outcome of this process, nor can the Debtors guarantee that the Bankruptcy Court will approve the proposed sale.

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

2034, and requires semi-annual interest payments of 7% to ENA (the payments are interest only through 2015).(39)

                           (iii)    BRIDGELINE. Bridgeline Holdings is a limited
partnership that was formed by ENA and TEPI to aggregate approximately 1,000 miles of mainline intrastate natural gas pipeline and 13 bcf of working gas storage capacity in Louisiana. Certain Enron Affiliates collectively own a 40% LP interest in Bridgeline Holdings. The general partner of Bridgeline Holdings is Bridgeline LLC, which is equally controlled by ENA and TEPI subsidiaries. Refer to Section I.B.2.d., "Asset Ownership Disputes Between ENE and ENA" for further information relating to ownership disputes involving Bridgeline Holdings.

                           (iv)     FINANCIAL SWAP. A JEDI II wholly owned
subsidiary sold the majority of its remaining equity interest in a venture in early 2001. Pursuant to the sale, the JEDI II subsidiary receives scheduled quarterly payments commencing May 15, 2001 and ending February 15, 2008. The payments are guaranteed by a non-investment grade affiliate of the payor. It is anticipated that JEDI II will either (1) retain the quarterly payments through February 2008, (2) monetize the quarterly payments or (3) exchange the quarterly payments with the payment's guarantor for a readily marketable security

                           (v)      ENRON COMPRESSION SERVICES. Enron
Compression Services promotes the utilization of electric motor drive systems in association with natural gas compression applications. It manages and operates five compressor stations for Transwestern, Florida Gas, and NNG.

                           (vi)     SERVICECO. ServiceCo provides HVAC (heating,
ventilation, and air conditioning) services and full building facility services to commercial customers nationwide. ENE has a 65.8% equity interest in ServiceCo. Refer to Section IV.B.4.e., "Redemption of ServiceCo Shares".

                           (vii)    MARINER. Mariner is a privately held
exploration and production company that focuses its exploration in the deepwater and shelf areas of the Gulf of Mexico. Excluding Falcon Corridor reserves that were sold in March 2003, Mariner had total proved reserves of 167.5 bcf equivalents as of December 31, 2002, of which 60% was natural gas and 40% was oil and condensate. ENE indirectly owns a 95.7% (89.9% fully diluted) equity interest in Mariner. Mariner Energy LLC, the parent entity of Mariner, has a $164.4 million term loan (as of December 31, 2002) that bears interest at 15%. Such debt will materially reduce net recoverable value of Mariner equity to the ENE estate.

         2.       THE REMAINING ASSET TRUSTS

                  Notwithstanding the foregoing, upon joint determination of the Debtors and the Creditors' Committee, the Debtors' interests in the Remaining Assets will be transferred to the holders of certain Allowed Claims, which will be held by the Debtors acting on their behalf.

-------------
(39) The Debtors have executed an asset purchase agreement relating to Sithe. The Sithe sale has not yet been approved by the Bankruptcy Court and is subject to an auction process. There can be no guarantee as to the outcome of this process, nor can the Debtors guarantee that the Bankruptcy Court will approve the proposed sale.

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

Immediately thereafter, on behalf of the holders of such Allowed Claims, the Debtors shall transfer such assets, subject to the Remaining Asset Trust Agreements, to the Remaining Asset Trusts for the benefit of the holders of such Allowed Claims in accordance with the Plan. Refer to Appendix L: "Liquidation Analysis" for further information.

                  a. ESTABLISHMENT OF THE TRUSTS. On or after the Confirmation Date, but prior to the Effective Date, and upon the joint determination of the Debtors and the Creditors' Committee, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180, 183 through 189, and 376 through 382, shall execute the respective Remaining Asset Trust Agreements and shall take all other steps necessary to establish the respective Remaining Asset Trusts. On such date, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental agency or other consents, and in accordance with and pursuant to the terms of Section 25.4 of the Plan, the Debtors shall transfer to the respective Remaining Asset Trusts all of their right, title, and interest in the Remaining Assets.

                  b. PURPOSE OF THE REMAINING ASSET TRUSTS. The Remaining Asset Trusts shall be established for the sole purpose of holding and liquidating the respective assets in the Remaining Asset Trusts in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Remaining Asset Trust Agreements.

                  c. FUNDING EXPENSES OF THE REMAINING ASSET TRUSTS. In accordance with the respective Remaining Asset Trust Agreements and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Remaining Asset Trusts.

                  d.       TRANSFER OF ASSETS

                           (i)      THE TRANSFER OF ASSETS TO THE REMAINING
ASSET TRUSTS SHALL BE MADE, AS PROVIDED IN THE PLAN, FOR THE BENEFIT OF THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 3 THROUGH 180, 183 THROUGH 189 AND 376 THROUGH 382, ONLY TO THE EXTENT SUCH HOLDERS IN SUCH CLASSES ARE ENTITLED TO DISTRIBUTIONS UNDER THE PLAN. In partial satisfaction of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the Remaining Assets shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the Debtors shall transfer such assets to the Remaining Asset Trusts for the benefit of holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, in accordance with the Plan. Upon the transfer of the Remaining Assets, the Debtors shall have no interest in or with respect to the Remaining Assets or the Remaining Asset Trusts.

                           (ii)     FOR ALL FEDERAL INCOME TAX PURPOSES, ALL
PARTIES (INCLUDING, WITHOUT LIMITATION, THE DEBTORS, THE REMAINING ASSET TRUSTEE, AND THE BENEFICIARIES OF THE REMAINING ASSET TRUSTS) SHALL TREAT THE TRANSFER OF ASSETS TO THE RESPECTIVE REMAINING ASSET TRUSTS IN ACCORDANCE WITH THE TERMS OF THE PLAN, AS A TRANSFER TO THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 3 THROUGH 180, 183 THROUGH 189 AND 376 THROUGH 382, FOLLOWED BY A

TRANSFER BY SUCH HOLDERS TO THE REMAINING ASSET TRUST AND THE BENEFICIARIES OF THE RESPECTIVE REMAINING ASSET TRUSTS SHALL BE TREATED AS THE GRANTORS AND OWNERS THEREOF.

                  e. VALUATION OF ASSETS. As soon as possible after the Effective Date, but in no event later than thirty (30) days thereafter, the respective Remaining Asset Trust Boards shall inform, in writing, the Remaining Asset Trustees of the value of the assets transferred to the respective Remaining Asset Trusts, based on the good faith determination of the respective Remaining Asset Trust Boards, and the Remaining Asset Trustees shall apprise, in writing, the beneficiaries of the respective Remaining Asset Trusts of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Remaining Asset Trustees, and the beneficiaries of the Remaining Asset Trusts) for all federal income tax purposes.

                  f. INVESTMENT POWERS. The right and power of the Remaining Asset Trustee to invest assets transferred to the Remaining Asset Trusts, the proceeds thereof, or any income earned by the respective Remaining Asset Trusts, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 25.7 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Remaining Asset Trustee may expend the assets of the Remaining Asset Trusts (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Remaining Asset Trusts during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Remaining Asset Trusts or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Remaining Asset Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Remaining Asset Trust Agreements; and, provided, further, that, under no circumstances, shall the Remaining Asset Trustee segregate the assets of the Remaining Asset Trust on the basis of classification of the holders of Remaining Asset Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

                  g. ANNUAL DISTRIBUTION; WITHHOLDING. The Remaining Asset Trustee shall distribute at least annually to the holders of Remaining Asset Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Remaining Asset Trusts may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Remaining Asset Trusts during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Remaining Asset Trust or in respect of the assets of the Remaining Asset Trusts), and (iii) to satisfy other liabilities incurred or assumed by the Remaining Asset Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Remaining Asset Trust Agreements. All such distributions shall be pro rata based on the number of Remaining Asset Trust Interests held by a holder compared with the aggregate number of Remaining Asset Trust Interests outstanding, subject to the terms of the Plan and the Remaining Asset Trust Agreements. The Remaining Asset Trustee may withhold from amounts

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

distributable to any Person any and all amounts, determined in the Remaining Asset Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive, or other governmental requirement.

                  h.       REPORTING DUTIES

                           (i)      FEDERAL INCOME TAX. Subject to definitive
guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Remaining Asset Trustee of a private letter ruling if the Remaining Asset Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Remaining Asset Trustee), the Remaining Asset Trustee shall file returns for the Remaining Asset Trusts as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Remaining Asset Trustee shall also annually send to each holder of a Remaining Asset Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                           (ii)     ALLOCATIONS OF REMAINING ASSET TRUST TAXABLE
INCOME. Allocations of Remaining Asset Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Remaining Asset Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Remaining Asset Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Remaining Asset Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Remaining Asset Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Remaining Asset Trusts shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Remaining Asset Trust Assets. The tax book value of the Remaining Asset Trust Assets for this purpose shall equal their fair market value on the date such Remaining Assets Trusts were created or, if later, the date such assets were acquired by the Remaining Asset Trusts, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                           (iii)    OTHER. The Remaining Asset Trustee shall
file (or cause to be filed) any other statements, returns, or disclosures relating to the Remaining Asset Trusts that are required by any governmental unit.

                  i. TRUST IMPLEMENTATION. On or after the Confirmation Date, but prior to the Effective Date, the Remaining Asset Trusts will be established and become effective for the benefit of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382. The Remaining Asset Trust Agreements shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Remaining Asset Trusts as grantor trusts for federal income tax purposes. All parties (including the Debtors, the Remaining Asset Trustee, and holders of Allowed Claims in Classes 3 through

180, 183 through 189 and 376 through 382) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Remaining Asset Trusts.

                  j. REGISTRY OF BENEFICIAL INTERESTS. The Remaining Asset Trustee shall maintain a registry of the holders of Remaining Asset Trust Interests.

                  k. TERMINATION. The Remaining Asset Trusts shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Remaining Asset Trusts if it is necessary to the liquidation of the Remaining Asset Trust Assets. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

                  l. NON-TRANSFERABILITY OR CERTIFICATION. Upon the creation of the Remaining Asset Trusts, the Remaining Asset Trust Interests shall be allocated on the books and records of the Remaining Asset Trusts to the appropriate holders thereof, but the Remaining Asset Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution; provided, however, that the deemed recipient thereof may hold such Remaining Asset Trust Interests through a single wholly owned Entity.

D.       OTHER ADMINISTRATION

         1.       CLAIMS PROCESSING

                  The Reorganized Debtors will be responsible for processing all Claims that have been filed against the Debtors. More than 24,000 claims have been filed in the Debtors Chapter 11 Cases (32% are employee claims, 16% are non-trading accounts payable claims, 16% are trading - related payables and contract claims, 13% are litigation and non-trading contract claims, 10% are common and preferred equity claims, and 13% are other claims). Refer to Section XVII., "Claims Allowance, Objection and Estimation Procedures" for further information regarding Claims.

         2.       LEGAL ENTITIES

                  On the Initial Petition Date, the Enron Companies totaled approximately 2,400 legal entities. Approximately 750 entities have been sold, merged, or dissolved and approximately 1,650 legal entities remain. Refer to Appendix R: "Dissolved Entities Through October 31, 2003" for a list of entities that have been or are being dissolved as of the Initial Petition Date through October 31, 2003. As part of the efforts to wind up the Debtors' business affairs, the Reorganized Debtors intend to dissolve, sell or otherwise dispose of all wholly owned direct and indirect subsidiaries other than the Operating Entities. To date, the Debtors have dissolved, under available state law dissolution processes, non-Debtor affiliates when such dissolution (a) involved a non-Debtor affiliate with no ongoing business and (b) resulted in a reduction of administrative expenses. The Debtors intend to continue to use state law dissolution processes to accomplish these dissolutions. By the end of 2004, it is anticipated that all legal

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

entities will be reduced to those necessary for the Operating Entities and the liquidation of the Remaining Assets. At the time that legal entities are sold or dissolved, their associated shares will be sold, surrendered, or otherwise disposed of. At present, the Debtors do not intend to commence bankruptcy proceedings for the remaining legal entities, however, the Debtors reserve the right, as necessary, to exercise their fiduciary duty to maximize the value of their estates and thereby elect to liquidate, sell or otherwise dispose of any legal entity remaining outside of the Operating Entities by commencing bankruptcy proceedings in the United States or any other jurisdiction deemed appropriate.

         3.       PROSECUTING CLAIM OBJECTIONS AND LITIGATION

                  Except with respect to the Litigation Trust Claims, the Special Litigation Trust Claims, and the Severance Settlement Fund Litigation, from and after the Effective Date, the Reorganized Debtors shall, as a representative of the estates of the Debtors, litigate any claims or causes of action that constituted or could result in recovery of Assets of the Debtors or Debtors in Possession, including, without limitation, any avoidance or recovery actions under sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the
Bankruptcy Code and any other causes of action, rights to payments of claims that may be pending on the Effective Date or instituted by the Debtors or Debtors in Possession thereafter, to a Final Order, and the Reorganized Debtors may compromise and settle such claims, without approval of the Bankruptcy Court. The net proceeds of any such litigation or settlement (after satisfaction of all costs and expenses incurred in connection therewith) shall be remitted to the Disbursing Agent for (i) allocation to the Debtor that owned such Asset and (ii) distribution in accordance with the Distributive Assets, ACFI Guaranty Distributive Assets, ENA Guaranty Distributive Assets, EPC Guaranty Distributive Assets, Enron Guaranty Distributive Assets, or Wind Guaranty Distributive Assets, as the case may be, attributable to such Debtor; provided, however, that, to the extent that such litigation is commenced by two or more Debtors, the net proceeds of any such litigation or settlement (after satisfaction of all costs and expenses incurred in connection therewith) shall be allocated equally among each of the plaintiffs thereto.

         4.       COMPROMISE OF CERTAIN GUARANTY CLAIM LITIGATION

                  Notwithstanding the provisions of Section 28.1 of the Plan, in the event that (a) a holder of a Guaranty Claim maintains a Claim arising from or relating to a guaranty executed during the period from December 2, 2000 up to and including December 2, 2001 and (b) the Debtors have commenced litigation to avoid the incurrence of such guaranty obligation and disallow such Guaranty Claim as a constructive fraudulent conveyance or transfer, the holder of such Guaranty Claim may elect to compromise and settle such litigation in accordance with the following schedule, subject to allowance of such Claim:

Percentage Discount to
Allowed Guaranty Claim             Date of Execution
----------------------             -----------------
         60.0%                     01/01/01 - 01/31/01
         62.5%                     02/01/01 - 02/28/01
         65.0%                     03/01/01 - 03/31/01
         67.5%                     04/01/01 - 04/30/01
         70.0%                     05/01/01 - 05/31/01
         72.5%                     06/01/01 - 06/30/01
         75.0%                     07/01/01 - 07/31/01
         77.5%                     08/01/01 - 08/31/01
         80.0%                     09/01/01 - 09/30/01
         82.5%                     10/01/01 - 10/31/01
         85.0%                     11/01/01 - 12/01/01

                  Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         5.       EXTINGUISHMENT OF CERTAIN CLAIMS

                  Except with regard to the allowance of Intercompany Claims in accordance with Sections 2.1 and 15.1 of the Plan, on the Effective Date, each Debtor and Debtor in Possession, other than the Portland Debtors, shall waive and forever release any right, claim or cause of action which could have been asserted by such Debtor or Debtor in Possession against any other Debtor or Debtor in Possession, other than the Portland Debtors, including pursuant to principles of substantive consolidation, piercing the corporate veil, alter ego, domination, constructive trust and similar principles of state or federal creditors' rights laws, and such rights, claims and causes of action shall be extinguished even if otherwise assertable by parties other than the Debtor or Debtors in Possession had the Chapter 11 Cases not been commenced.

         6.       BUDGET

                  Post-confirmation, the Debtors and Reorganized Debtors are expected to incur significant expenses as a result of the wind up of their respective estates. Those expenses include operating expenses, litigation expenses, and professional fees. The Debtors' and Reorganized Debtors' ongoing expenses are expected to be satisfied by current cash, proceeds from asset sales and collections, and proceeds from litigation proceedings, and should not require the infusion of external capital. Refer to Appendix G: "Reorganized Debtors' Budget", Sections IV.E., "Avoidance Actions" and XVII., "Claims Allowance, Objection and Estimation Procedures" for further information.

                  a.       OPERATING EXPENSES

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

                           (i)      THE OPERATING EXPENSES ARE MADE UP PRIMARILY
OF THE COST OF LABOR RESOURCES NEEDED TO MANAGE AND LIQUIDATE THE REMAINING ASSETS, EVALUATE CLAIMS, AND PERFORM OTHER ESTATE WIND-DOWN ACTIVITIES, SUCH AS THE DISSOLUTION OF LEGAL ENTITIES. The wind down of the Debtors' estates remains a complicated process and will therefore require substantial resources. There are a significant number of individual assets that need to be collected or sold, or otherwise handled. Some of these assets are currently involved in litigation proceedings and/or complex cross-ownership structures. Considerable due diligence is required for the dissolution of legal entities and the resolution of Claims. The Reorganized Debtors expect to employ 1,020 employees and contractors as of the Confirmation Date. As noted in Section III.A.8.b.IV., the Debtors or the Reorganized Debtors (as may be applicable) anticipate adopting a retention incentive compensation and severance pay plan.

                           (ii)     IT IS EXPECTED THAT THE MOST SIGNIFICANT
OPERATING EXPENSES WILL OCCUR IN THE FIRST YEAR AND THAT RESOURCE REQUIREMENTS WILL DIMINISH AS ASSETS ARE SOLD AND THE REORGANIZED DEBTORS ACHIEVE RESOLUTION/COMPLETION ON THE OUTSTANDING PROJECTS. Refer to Appendix G:
"Reorganized Debtors' Budget" for a budget of the Reorganized Debtors.

                  b.       LITIGATION EXPENSES. As discussed in more detail in
Section IV.C., "Litigation and Government Investigations", the Reorganized Debtors are involved in numerous legal proceedings that will require substantial time and resources. As of the Confirmation Date, it is anticipated that the Reorganized Debtors will have significant expenses in connection with litigation. These expenses are yet to be finalized but are expected to be material in comparison to the operating expenses. Refer to Sections IV.C., "Litigation and Government Investigations" and IV.E., "Avoidance Actions" for further information.

                  c. PROFESSIONAL FEES. As of the Confirmation Date, it is expected that the Reorganized Debtors will continue to incur professional service fees until the Chapter 11 Cases are closed. These fees are related to professionals retained by the Reorganized Debtors, in the ordinary course of business, to assist in the implementation and consummation of the Plan, as well as professionals retained by the Creditors' Committee and Fee Committee; provided, however, that it is not expected that the Creditors' Committee and the Fee Committee will remain in existence until the Chapter 11 Cases are closed. Refer to Article XXX of the Plan for more information related to the respective committees. These expenses are yet to be finalized but are expected to be material in comparison to the operating expenses.

         7.       ALLOCATION OF EXPENSES

                  Since the Initial Petition Date, the Debtors have and will continue to allocate overhead expenses pursuant to the Overhead Allocation Formula Order up to the Confirmation Date. It is anticipated that after the Confirmation Date, the Debtors will modify the methodology in order to allocate overhead based upon post-confirmation activities. The Debtors anticipate that the primary post-confirmation activities will be (i) evaluation and resolution of claims; (ii) liquidation and disposal of Remaining Assets; and (iii) litigation and investigations. The proposed post-confirmation overhead allocation methodology will use number of claims, value of claims, and expected proceeds from asset dispositions as the primary allocation factors.

                  The Debtors intend to provide a detailed description of the proposed post-confirmation overhead allocation methodology to the Creditors' Committee and seek their approval of the methodology. On or before the Ballot Date, the Debtors will file a motion with the Bankruptcy Court with respect to the proposed methodology. It is expected that the Bankruptcy Court will enter an order with respect to the overhead allocation in connection with the entry of the Confirmation Order. Except as provided in such order, all other provisions of the Bankruptcy Court's orders, dated February 25, 2002, November 21, 2002 and November 25, 2002 will remain in full force and effect. Notwithstanding the foregoing or the provisions of Sections 3.1 and 3.2 of the Plan, to the extent that the Assets of a Debtor are insufficient to satisfy the administrative professional fees and the allocable overhead of such Debtor, the unsatisfied portion thereof shall be absorbed by the remaining Debtors.

                     VIII. PORTLAND GENERAL ELECTRIC COMPANY

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       BUSINESS

         1.       GENERAL

                  PGE, incorporated in 1930, is a single, integrated electric utility engaged in the generation, purchase, transmission, distribution, and retail sale of electricity in the State of Oregon. PGE also sells wholesale electric energy to utilities, brokers, and power marketers located throughout the western United States. PGE's service area is located entirely within Oregon and covers 3,150 square miles. It includes 51 incorporated cities, of which Portland and Salem are the largest. PGE estimates that at the end of 2002 its service area population was approximately 1.5 million, comprising about 44% of the state's population. PGE added approximately 7,700 customers during 2002, and at December 31, 2002 served approximately 743,000 retail customers.

                  PGE has approximately 26,085 miles of electric transmission and distribution lines and owns 1,945 MW of generating capacity. PGE also has long-term power purchase contracts for 652 MW from four hydro-electric projects on the mid-Columbia River and power purchase contracts of one to twenty-six years for another 828 MW from BPA, other Pacific Northwest utilities, and the Tribes. At December 31, 2002, PGE's total firm resource capacity, including short-term purchase agreements, was approximately 4,434 MW (net of short-term sales agreements of 3,927 MW). The average annual demand is approximately 2,350 MW with peak demand of approximately 3,800 MW. On July 2, 1997, Portland General Corporation, the former parent of PGE, merged with ENE, with ENE continuing in existence as the surviving corporation, and PGE operating as a wholly owned subsidiary of ENE. PGE is not a Debtor in the Chapter 11 Cases.

                  As of December 31, 2002, PGE had 2,757 employees. This compares to 2,790 and 2,781 employees at December 31, 2001 and 2000, respectively. A total of 902 employees are covered under agreements with Local Union No. 125 of the International Brotherhood of Electrical Workers. Such agreements cover 885 employees for a two-year period effective from

March 1, 2002 through February 29, 2004; negotiations of a new agreement are expected to begin in late 2003. In addition, 17 employees at Coyote Springs are covered under an agreement effective from September 1, 2001 through August 1, 2006.

                  PGE is a reporting company under the Exchange Act and files annual, quarterly and periodic reports with the SEC. Refer to Section VIII.A.9., "Additional Information Filed with the SEC" for further information.

         2.       OPERATING REVENUES

                  a. RETAIL. PGE's diverse retail customer base has helped mitigate the effects of a significant downturn in Oregon's economy. Residential, the largest customer class, comprises about 88% of PGE's total number of customers, and in 2002 provided 38% of total retail MWh energy sales and 41% of retail tariff revenues. Residential demand is sensitive to the effects of weather, with revenues highest during the winter heating season. Commercial and industrial customers provided about 40% and 19%, respectively, of retail tariff revenues in 2002. While total retail MWh energy sales decreased somewhat from 2001, reflecting the continuing effect of Oregon's slow economy and conservation efforts, revenues increased approximately 35%, reflecting a general rate increase that became effective October 1, 2001.

                  Commercial and industrial customer classes are not dominated by any single industry. While the 20 largest customers constitute about 21% of retail demand, they represent 9 different commercial and industrial groups, including paper manufacturing, high technology, metal fabrication, food merchandising, and health services. No single customer represents more than 3.4% of PGE's total retail load.

                  b. WHOLESALE NON-TRADING. Non-trading wholesale electricity sales related to activities to serve retail load requirements comprised about 21% of total operating revenues in 2002, down from about 54% in 2001. The decrease was due to significantly lower wholesale market prices. Most of PGE's non-trading wholesale sales have been to utilities and power marketers and have been predominantly short-term. PGE participates in the wholesale marketplace in order to balance its supply of power to meet the needs of its retail customers, manage risk, and administer its current long-term wholesale contracts. Such participation includes power purchases and sales resulting from daily economic dispatch decisions for its own generation, which allows PGE to secure power for its customers at the lowest cost available.

                  c. OTHER OPERATING REVENUES. Other operating revenues include net gains and losses from PGE's energy trading activities, which seek to take advantage of price movements in electricity, natural gas, and crude oil. Such activities are not reflected in PGE's retail rates. Also included are sales of natural gas in excess of generating plant requirements, and revenues from transmission services, pole contact rentals, and certain other electric services to customers.

                  d. TABLE. The following table summarizes total operating revenues and energy sales for the year ended December 31:

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

                                                       2002          2001          2000
                                                       ----          ----          ----
Operating Revenues (Millions)
           Residential                               $    567      $    475      $    448
           Commercial(*)                                  550           424           388
           Industrial                                     269           222           208
                                                     --------      --------      --------
                    Tariff Revenues                     1,386         1,121         1,044
                    Accrued (Collected) Revenues           82           (31)           14
                                                     --------      --------      --------
           Retail                                       1,468         1,090         1,058
           Wholesale (Non-Trading)                        391         1,313           774
           Other Operating Revenues:
                    Trading Activities-net                 (1)          (11)           30
                    Other                                  (3)           28            25
                                                     --------      --------      --------
           Total Operating Revenues                  $  1,855      $  2,420      $  1,887
                                                     --------      --------      --------

Megawatt-Hours Sold (Thousands)
           Residential                                  7,058         7,080         7,433
           Commercial(*)                                7,101         7,285         7,527
           Industrial                                   4,612         4,675         4,912
                                                     --------      --------      --------
                    Retail                             18,771        19,040        19,872
                    Wholesale (Non-Trading)            12,645         9,764        12,858
                    Trading Activities-net                  -            15           (55)
                                                     --------      --------      --------
           Total MWh Sold                              31,416        28,819        32,675
                                                     --------      --------      --------

(*) Includes public street lighting

         3.       REGULATORY MATTERS

                  a. OPUC. PGE is subject to the jurisdiction of the OPUC, comprised of three members appointed by Oregon's governor to serve non-concurrent four-year terms. The OPUC approves PGE's retail rates and establishes conditions of utility service. The OPUC further ensures that prices are fair, equitable, and provides PGE an opportunity to earn a fair return on its investment. In addition, the OPUC regulates the issuance of stock and long-term debt, prescribes the system of accounts to be kept by Oregon utilities, and reviews applications to sell utility assets and engage in transactions with affiliated companies.

                  b. EFSC. Construction of new thermal generating facilities requires a permit from the EFSC.

                  c. FERC. PGE is also subject to the jurisdiction of FERC with regard to the transmission and sale of wholesale electric energy, licensing of hydroelectric projects, and certain other matters. PGE is a "licensee" and a "public utility" as those terms are used in the FPA and is, therefore, also subject to regulation by FERC as to accounting policies and practices, transmission and wholesale electric prices, issuance of short-term debt, and other matters.

                  In 1999, FERC issued Order No. 2000 requiring all owners of electricity transmission facilities to file a proposal to join a RTO or, alternatively, to file an explanation of reasons preventing them from making such filing. In response to this order, BPA and nine western utilities, including PGE, filed an initial proposal with FERC to form RTO West, a

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

regional non-profit transmission organization that would operate the transmission system and manage pricing in the Pacific Northwest, Nevada, and small portions of California and Wyoming. In September 2002, the formation plan of RTO West received preliminary FERC approval.

                  Also in September 2002, FERC granted preliminary approval of a proposed rate structure for TransConnect, a new company proposed by PGE and two other regional utilities. As proposed, TransConnect would be an independent, jointly owned, for-profit transmission company that will participate in RTO West and that could own or lease the high-voltage transmission facilities currently held by PGE and its other participants.

                  In July 2002, FERC issued a NOPR on Standard Market Design to standardize the structure and operation of competitive wholesale markets. In April of 2003, FERC issued a White Paper setting forth its assessment of how best to move forward in the electric industry for the long-term benefit of electricity customers, and how it intends to change its proposed rule to meet concerns that have been raised. If the NOPR is implemented as proposed, it will significantly change how wholesale energy and transmission markets operate. Wholesale companies and retail load serving companies would be on a single network transmission tariff, and operational control of the transmission network would be administered by an RTO or ISO.

                  Decisions to move forward with the formation of RTO West and TransConnect will ultimately depend on the conditions imposed during the regulatory approval process, as well as economic considerations. Such decisions will be subject to approvals by state and federal agencies and individual company boards of directors.

                  d. NRC. The NRC regulates the licensing and decommissioning of nuclear power plants. In 1993, the NRC issued a possession-only license amendment to PGE's Trojan operating license and in early 1996 approved the Trojan Decommissioning Plan. Approval of the Trojan Decommissioning Plan by the NRC and EFSC has allowed PGE to begin decommissioning activities. In 2001, the NRC approved the LTP. The LTP outlines the process by which PGE will complete the decommissioning of the Trojan site and meet regulatory requirements for decommissioned nuclear facilities. In October 2002, the NRC approved the transfer of spent nuclear fuel from the Trojan spent fuel pool to the ISFSI, using a separately licensed dry cask storage system. Trojan is subject to NRC regulation until it is fully decommissioned, all nuclear fuel is removed from the site, decontamination is completed, and NRC licenses are terminated.

                  e. PUHCA. PGE is a subsidiary of a holding company (ENE) exempt under PUHCA, except for Section 9(a)(2) with respect to the acquisition of the securities of other public utilities. In February 2002, ENE applied to the SEC to continue its exemption, which requires that PGE's utility activities be predominantly intrastate in nature. In February 2003, the SEC Chief Administrative Law Judge issued an initial decision that denied ENE's application for exemption, holding that PGE does not meet the criteria to be predominantly intrastate in character. On February 27, 2003, ENE filed a petition for review with the SEC requesting that the SEC review the Administrative Law Judge's initial decision, reverse such initial decision, and find that ENE is entitled to exemption from PUHCA. On June 11, 2003, the SEC granted the petition, setting down a briefing schedule, which was completed on September 3, 2003. The effect of the Administrative Law Judge's initial decision denying the exemption is stayed pending the resolution of the SEC's further review. The SEC has set oral argument for December 4, 2003. In the event that the SEC denies ENE's application for exemption, ENE would be required to register as a holding company under PUHCA, and PGE would become a subsidiary of a registered holding company. As such, PGE would become subject to additional regulation by the SEC with respect to certain matters, including transactions with ENE and its subsidiaries. Refer to Section XIV.E.2., "PUHCA" for further information.

                  f.       OTHER. The Oregon Department of Energy also monitors
Trojan.

         4.       COMPETITION

                  a. GENERAL. Restructuring of the electric industry has slowed both at the national level and in the Pacific Northwest. PGE continues to maintain its commitment to service excellence while accommodating the formation of a competitive electricity market in Oregon.

                  b. RETAIL. PGE conducts retail electric operations exclusively in Oregon within a state-approved service area. Competitors within PGE's service territory include the local natural gas company (NW Natural), which competes for the residential and commercial space and water heating market, and fuel oil suppliers that compete primarily for residential space heating customers. In addition, effective March 1, 2002, commercial and industrial customers are allowed direct access to competing electricity service suppliers in accordance with Oregon's electric power restructuring law, related regulations, and PGE's tariff. Although PGE remains obligated to serve all of its customers, under terms of a separate tariff schedule certain non-residential customers may provide PGE notice 12 months prior to the start of a calendar year that they do not want PGE to include their loads in PGE power purchases for the noticed year. Customers providing the notice may either obtain their power supply directly from an electricity service supplier or they may purchase power from PGE at then prevailing market rates (with price terms of one day to one year in length) for delivery in the noticed year. These customers are also required by the tariff to provide a year's advance notice should they choose to return to PGE for cost of service rates for a subsequent calendar year.

                  c. WHOLESALE. Competition has transformed the electric utility industry at the wholesale level. The Energy Policy Act, passed in 1992, opened wholesale competition to energy brokers, independent power producers, and power marketers, and provided a framework for increased competition in the electric industry. In 1996, FERC issued Order 888 requiring non-discriminatory open access transmission by all public utilities that own interstate transmission and requiring investor-owned utilities to allow others access to their transmission systems for wholesale power sales. This access must be provided at the same price and terms the utilities would apply to their own wholesale customers. It also requires reciprocity from municipals, cooperatives, and federal power marketers receiving service under the tariff and allows public utilities to recover stranded costs in accordance with the terms, conditions, and procedures set forth in the order.

                  PGE's transmission system connects winter-peaking utilities in the Northwest and Canada, which have access to lower variable cost hydroelectric generation, with summer-peaking wholesale customers in California and the Southwest, which have higher variable cost fossil fuel generation. PGE uses portions of this system to purchase and sell in both markets depending upon the relative price and availability of power, water conditions, and seasonal demand from each market.

                  The amount of surplus electric generating capability in the western United States, the amount of annual snow pack and its impact on hydro generation, the number and credit quality of wholesale marketers and brokers participating in the energy trading markets, the availability and price of natural gas as well as other fuels, and the availability and pricing of electric and gas transmission all contributed to and have an impact on the wholesale price and availability of electricity. PGE will continue its participation in the wholesale energy marketplace in order to manage its power supply risks and acquire the necessary electricity and fuel to meet the needs of its retail customers and administer its current long-term wholesale contracts. In addition, PGE will continue its trading activities to take advantage of price movements in electricity, natural gas, and crude oil.

                  d. PUBLIC OWNERSHIP INITIATIVES. There is the potential for the loss of service territory and assets from the creation of PUDs or municipal utilities in PGE's service territory. Initiative petitions circulated in Multnomah County obtained sufficient signatures to place a measure on an election ballot that, if passed, could result in the formation of a PUD in Multnomah County. In June 2003, the Multnomah County Board of Commissioners determined the boundaries of a proposed PUD and set a PUD formation initiative on the November 4, 2003 ballot to be voted on by the county voters. The initiative failed. In August 2003, initiative petitions circulated in Yamhill County also obtained sufficient signatures to place a measure on an election ballot. The Yamhill County Commissioners determined the boundaries of the proposed PUD and set March 2, 2004 as the date for voting on the formation initiative. The expressed intent of the PUD supporters is to have additional elections to expand the PUD boundaries to include all of PGE's service territory. If a PUD were formed, it would have the authority to condemn PGE's distribution assets within the boundaries of the district provided that it paid fair value for such assets. Oregon law prohibits a PUD from condemning thermal generation plants. It is uncertain under Oregon law whether a PUD would be able to condemn PGE's hydro generation plants. Refer to Section XIV.G.1.b., "Condemnation" for further information.

         5.       POWER SUPPLY

                  a. GENERAL. To meet its customers' energy needs, PGE relies upon its existing base of generating resources, long-term power contracts, and short-term purchases that together provide flexibility to respond to consumption changes and Oregon's electric power restructuring law. Short-term purchases include both spot and firm purchases for periods of less than one year in duration.

                  PGE has filed with the OPUC a new Integrated Resource Plan describing its strategy to meet the electric energy needs of its customers. The Integrated Resource Plan, which considers resource actions over the next two to three years, includes reduced reliance on short-term wholesale power contracts and increased emphasis on longer-term supplies. It also considers future investment in existing and new generating resources, an increase in renewable resources, long-term power purchases, and meeting seasonal peaking requirements through seasonal exchanges, demand-side management, capacity tolling contracts, and combustion turbine development. PGE has issued a RFP to acquire energy and capacity resources. PGE has received responses from more than 40 entities with more than 90 proposals involving energy solutions ranging from wind and geothermal resources to coal and natural gas resources. PGE intends to identify specific parties and initiate negotiations and, based upon the results, update its resource action plan with specific recommendations. PGE has also issued a request for qualifications to approximately 150 of its largest business customers, seeking interest in voluntary demand management programs. Such programs generally consist of an agreement between PGE and the customer to either reduce or adjust the timing of electricity consumption during periods of peak usage or critical power shortage in order to encourage efficient use of resources, thereby enabling PGE to minimize resource costs. PGE intends to identify qualifying proposals and include them in PGE's resource action plan. Based upon results of the RFP, PGE will update its action plan with specific resource recommendations and request acknowledgement that PGE's final action plan is consistent with least cost planning principles established by the OPUC. There can be no assurances, however, that PGE will receive the OPUC acknowledgement.

                  b. HYDRO CONDITIONS. Northwest hydro conditions have a significant impact on the region's power supply, with water conditions significantly impacting PGE's cost of power and its ability to economically displace more expensive thermal generation and spot market power purchases. In the last half of 2000 and first half of 2001, both the cost and availability of power were adversely affected by a reduction in the availability of surplus generation and weather conditions in California and the Southwest that resulted in high demand. In addition, higher natural gas prices and very poor Northwest hydro conditions (accentuated by fish protection spill requirements) further resulted in increased costs and reduced supply. From mid-2001 through the first quarter of 2003, however, additional generation from both new plants and from those returning to service, moderating weather conditions, additional natural gas supplies, federal price mitigation, and a reduction in demand from both a significant downturn in Oregon's economy and conservation efforts have resulted in significantly lower market prices for electricity. These events have affected the balance of market supply and demand, and several independent power producers have delayed or cancelled plans for new generating plants.

                  c. GENERATING CAPABILITY. PGE's existing hydroelectric, coal-fired, and gas-fired plants are important resources for PGE, providing 1,945 MW of generating capability. PGE's lowest-cost producers are its five FERC-licensed hydroelectric projects incorporating eight powerhouses on the Clackamas, Sandy, Deschutes, and Willamette rivers in Oregon. These facilities operate under federal licenses, which will be up for renewal through 2006. Based on a comparison of projected future operating costs to the projected future value of its energy output, PGE has decided not to relicense its Bull Run hydroelectric project.

                  In early 2001, PGE filed a "Notice of Intent" with Oregon's EFSC to build the Port Westward Generating Project, a new 650-MW gas turbine plant adjacent to the Beaver plant site. An air contamination discharge permit application has been approved, with a site certificate issued on November 8, 2002. All other required permits have either been obtained or are anticipated before year end 2003. PGE has not made a decision whether to develop this project at this time. Further decisions regarding the Port Westward project are subject to OPUC acknowledgement of PGE's Integrated Resource Plan and the results of the RFP process.

                  d. PURCHASED POWER. PGE supplements its own generation with long-term and short-term contracts as needed to meet its retail load requirements.

                           (i)      LONG-TERM. PGE has long-term power contracts
with four hydroelectric projects on the mid-Columbia River, which provide approximately 652 MW of firm capacity. PGE also has firm contracts, ranging from one to twenty-six years, to purchase 828 MW of power from BPA, other Pacific Northwest utilities, and the Tribes. In addition, PGE has an exchange contract with a summer-peaking Southwest utility to help meet PGE's winter-peaking requirements, and an exchange contract with a Northwest utility to help meet PGE's summer-peaking requirements. These resources, along with short-term contracts, provide PGE with sufficient firm capacity to serve its peak loads.

                           (ii)     SHORT-TERM. PGE relies on wholesale market
purchases within the WECC in conjunction with its base of generating resources to supply its resource needs, including short-term purchases, and maintain system reliability. The WECC is the largest and most diverse of the 10 regional electric reliability councils. It provides coordination for operating and planning a reliable and adequate electric power system for the western continental United States, Canada, and Mexico. It further supports competitive power markets, helps assure open and non-discriminatory transmission access among members, provides a forum for resolving transmission access disputes, and provides an environment for coordinating the operating and planning activities of its 145 members. The WECC area, which extends from Canada to Mexico and includes 14 western states, has great diversity in climate and peak loads that occur at different times of the year. Energy loads in the Southwest peak in the summer due to air conditioning use, while northern loads peak during winter heating months. According to WECC forecasts, its members, which serve about 71 million people, will have sufficient capacity margin to meet forecast demand and energy requirements through the year 2012, assuming the timely completion of planned new generation.

                      DECEMBER RESERVE MARGIN WECC REGION

                                  [BAR GRAPH]

                  PGE's peak load in 2002 was 3,408 MW. Approximately 43% of PGE's 2002 peak load was met with short-term purchases. At December 31, 2002, PGE's total firm resource capacity, including short-term purchase agreements, was approximately 4,434 MW (net of short-term sales agreements of 3,927 MW).

         6.       FUEL SUPPLY

                  Fuel supply contracts are negotiated to support annual planned plant operations. Flexibility in contract terms allows for the most economic dispatch of PGE's thermal resources in conjunction with the current market price of wholesale power.

                  a.       COAL

                           (i)      BOARDMAN. PGE negotiates agreements each
year to purchase coal for Boardman in the following calendar year, and currently has agreements that cover the plant's requirements through 2003. Available coal supplies are sufficient to meet future requirements of the plant. The coal, obtained from surface mining operations in Wyoming and Montana and subject to federal, state, and local regulations, is delivered by rail under contracts with the Burlington Northern Santa Fe and Union Pacific Railroads. Coal purchases in 2002, totaling about 2.1 million tons, contained approximately 0.4% of sulfur by weight. Utilizing electrostatic precipitators, the plant emitted less than the EPA-allowed limit of 1.2 pounds of sulfur dioxide per MMBtu.

                           (ii)     COLSTRIP. Coal for Colstrip Units 3 and 4,
located in southeastern Montana, is provided under contract with Western Energy Company, a wholly owned subsidiary of Westmoreland Mining LLC. The contract provides for delivered coal to not exceed a maximum sulfur content of 1.5% by weight. Utilizing wet scrubbers to minimize sulfur dioxide emissions, the plant operated in compliance with EPA's source-performance standards.

                  b. NATURAL GAS. PGE utilizes long-term, short-term, and spot market purchases to secure transportation capacity and gas supplies sufficient to fuel plant operations. PGE re-markets natural gas and transportation capacity in excess of its needs.

                           (i)      BEAVER. PGE owns 79% of the Kelso-Beaver
Pipeline, which directly connects its Beaver generating station to Northwest Pipeline, an interstate gas pipeline operating between New Mexico and British Columbia, Canada. Firm gas supplies for Beaver, based on anticipated operation of the plant, are purchased at fixed prices for up to 24 months in advance. PGE has access to 76,000 Dth/day of firm transportation capacity, sufficient to operate Beaver at a 70% load factor. In addition, PGE has contractual access, through October 2004, to natural gas storage in Mist, Oregon, from which it can draw natural gas in the event the plant's supply is interrupted or if economic factors indicate its use. PGE believes that sufficient market supplies of gas are available to fully meet requirements of the plant in 2003 and beyond.

                           (ii)     COYOTE SPRINGS. Coyote Springs utilizes
41,000 Dth/day of firm transportation capacity on three interconnecting pipeline systems accessing gas fields in Alberta, Canada. Firm gas supplies for Coyote Springs, based on anticipated operation of the plant, are purchased at fixed prices for up to 24 months in advance. PGE believes that sufficient market supplies of gas are available to fully meet requirements of the plant in 2003 and beyond.

                  c.       OIL

                           (i)      BEAVER. Beaver has the capability to operate
at full capacity on No. 2 diesel fuel oil when it is economical to do so or if the plant's natural gas supply is interrupted. To ensure the plant's continued operability under such circumstances, PGE had an approximate 19-day supply of oil at the plant site at December 31, 2002.

                           (ii)     COYOTE SPRINGS. Coyote Springs has the
capability to operate on oil if needed, with sufficient fuel maintained on-site to run the plant for 40-50 hours.

         7.       ENVIRONMENTAL MATTERS

                  PGE operates in a state recognized for environmental leadership. PGE's policy of environmental stewardship emphasizes minimizing both waste and environmental risk in its operations, along with promoting the wise use of energy.

                  a. REGULATION. PGE's operations are subject to a wide range of environmental protection laws covering air and water quality, noise, waste disposal, and other environmental issues. The EPA regulates the proper use, transportation, cleanup, and disposal of PCBs. The NRC regulates the storage and disposal of spent nuclear fuel from the Trojan plant. State agencies or departments, which have direct jurisdiction over environmental matters, include the Environmental Quality Commission, the DEQ, the Oregon Office of Energy, and the EFSC. Environmental matters regulated by these agencies include the siting and operation of generating facilities and the accumulation, cleanup, and disposal of toxic and hazardous wastes.

                  b. THREATENED AND ENDANGERED SPECIES. Populations of many salmon species in the Pacific Northwest have shown significant decline over the last several decades. The listing of various species of fish, wildlife, and plants as threatened or endangered species has given rise to potentially significant changes to hydroelectric project operations, the impacts of which to date have been minimal. The biggest change has been modifying the timing of releases of water stored behind the dams in the upper part of the Columbia and Snake River basins.

                  PGE continues to evaluate the impact of current and potential ESA listings on the operation of its hydroelectric projects on the Deschutes, Sandy, Clackamas, and Willamette rivers. PGE's hydroelectric relicensing efforts, in combination with endangered species consultations among FERC, NMFS, and the USFWS, address issues associated with the protection of fish runs on those rivers where PGE operates hydroelectric facilities. The agencies have completed an ESA consultation on the Deschutes River, the location of PGE's Pelton Round Butte Project, that will be in effect until a new license is granted by FERC; no significant operational changes to the project have been indicated. PGE awaits conclusion by the federal agencies of consultation with respect to its hydroelectric project on the Sandy River. PGE currently is supporting the federal agencies' ESA consultation activities regarding PGE's projects on the Clackamas and Willamette rivers, with minor operational changes implemented in February 2003 on the Clackamas and planned for 2004 on the Willamette.

                  c. AIR QUALITY. PGE's operations, principally its fossil-fuel electric generation plants, are subject to the federal CAA and other federal regulatory requirements. State governments are also charged with monitoring and administering certain portions of the Act and are required to set guidelines that are at least equal to federal standards; Oregon's air quality standards exceed federal standards. Primary pollutants addressed by the CAA that affect

PGE are SO2, NOx, CO, and particulate matter. PGE manages its emissions by the use of low sulfur fuel, emission controls, emission monitoring, and combustion controls.

                  The SO2 emission allowances awarded under the CAA, along with expected future annual allowances, are sufficient to operate Boardman at a 60% to 67% capacity without emissions reductions. In addition, current emission allowances are sufficient to operate Colstrip, which utilizes wet scrubbers. If necessary, PGE intends to acquire sufficient additional allowances in order to meet excess capacity needs. It is not yet known what impacts federal regulations on mercury transport, regional haze, or particulate matter standards may have on future plant operations, operating costs, or generating capacity.

                  Federal operating air permits, issued by DEQ, have been obtained for all of PGE's thermal generating facilities.

                  d. SUPERFUND. A 1997 investigation of a portion of the Willamette River known as the Portland Harbor, conducted by the EPA, revealed significant contamination of sediments within the harbor. Subsequently, the EPA has included Portland Harbor on the federal National Priority list pursuant to CERCLA. In December 2000, PGE, along with 68 other companies on the Portland Harbor Initial General Notice List, received a "Notice of Potential Liability" with respect to the Portland Harbor superfund site. Available information is currently not sufficient to determine either the total cost of investigation and remediation of the Portland Harbor or the potential liability of responsible companies, including PGE. It is believed that PGE's contribution to the sediment contamination, if any, would qualify it as a de minimis potentially responsible party under CERCLA. Refer to Section XIV.G.3.a., "Portland Harbor" for further information about the risks associated with the Portland Harbor superfund site.

         8.       PROPERTIES

                                     [MAP]

                  PGE's principal plants and appurtenant generating facilities and storage reservoirs are situated on land owned by PGE in fee or land under the control of PGE pursuant to existing leases, federal or state licenses, easements, or other agreements. In some cases, meters and transformers are located on customer property. The indenture securing PGE's First Mortgage Bonds constitutes a direct first mortgage lien on substantially all utility property and franchises, other than expressly excepted property. PGE's service territory and generating facilities are indicated on the map above.

                  The following are generating facilities owned by PGE:

                                                         NET MW
                                                       CAPABILITY
                                                       AT DEC. 31,
        FACILITY          LOCATION           FUEL        2002(*)
-------------------------------------------------------------------
Wholly Owned:

Faraday               Clackamas River       Hydro           48
North Fork            Clackamas River       Hydro           58
Oak Grove             Clackamas River       Hydro           44
River Mill            Clackamas River       Hydro           25

                                                         NET MW
                                                       CAPABILITY
                                                       AT DEC. 31,
        FACILITY          LOCATION           FUEL        2002(*)
-------------------------------------------------------------------
Bull Run              Sandy River           Hydro           22
Sullivan              Willamette River      Hydro           16
Beaver                Clatskanie, OR       Gas/Oil         529
Coyote Springs        Boardman, OR         Gas/Oil         245

                                                                         PGE
Jointly Owned:                                                         Interest
                                                                       --------
Boardman              Boardman, OR           Coal           362         65.00%
Colstrip 3 & 4        Colstrip, MT           Coal           296         20.00%
Pelton                Deschutes River       Hydro            73         66.67%
Round Butte           Deschutes River       Hydro           227         66.67%
                                                          -----
Total                                                     1,945
                                                          -----

(*) PGE ownership share.

                  PGE holds licenses under the FPA for its hydroelectric generating plants, as well as licenses from the State of Oregon for all or portions of five of the plants. Licenses for the Sullivan and Bull Run projects expire in 2004 and licenses for all projects on the Clackamas River expire in 2006. The license for the Pelton Round Butte project expired at the end of 2001. In June 2001, PGE and the Tribes jointly filed a 50-year license application for the Pelton Round Butte project, which is pending with FERC.

                  FERC requires that a notice of intent to relicense hydroelectric projects be filed approximately five years prior to license expiration. PGE has filed notice to relicense and is actively pursuing renewal of licenses for all of its hydroelectric generating plants except Bull Run, which will not be relicensed. PGE has determined not to relicense Bull Run based upon a comparison of projected future operating costs, including measures to protect endangered salmon, with the future value of its energy output.

                  On January 1, 2002, PGE sold a 33.33% undivided interest in its Pelton Round Butte hydroelectric project to the Tribes.

                  The rated generating capability at Beaver increased 5 MW based upon revised measurements of the plant's performance in 2002. The generating capability at Faraday increased 4 MW in 2002 due to turbine replacement and rehabilitation.

                  PGE owns transmission lines that deliver electricity from its Oregon plants to its distribution system in its service territory and also to the Northwest grid. PGE also has ownership in, and contractual access to, transmission lines that deliver electricity from the Colstrip plant in Montana to PGE. In addition, PGE owns approximately 16% of the Pacific Northwest Intertie, a 4,800-MW transmission facility between John Day, in northern Oregon, and Malin, in southern Oregon near the California border. This line is used primarily for interstate purchases and sales of electricity among utilities, including PGE.

                  PGE leases its headquarters complex in Portland, Oregon under a 40-year sale-lease back arrangement, ending in September 2018. The lease payments are a fixed amount for the initial term. The lease may be renewed at a predetermined fixed amount for two 10-year and one five-year renewal terms. PGE also leases the coal handling facilities at the Boardman plant under a 27-year leveraged lease financing expiring January 2005. The lease has fixed payments for the initial term and may be renewed for an initial renewal of 5 years at a fixed rent, and thereafter for any length of time at a fair market value, provided the total of all renewal terms may not exceed 20 years.

         9.       ADDITIONAL INFORMATION FILED WITH THE SEC

                  The Debtors refer to the following reports filed with the SEC by PGE.

                  - PGE's Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

                  - PGE's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003; and

                  - PGE's Current Reports on Form 8-K dated March 25, April 8, April 29, May 21, June 4, June 25, June 27, August 4, September 18 and September 26, 2003.

                  These reports contain information about PGE including, without limitation, information related to the following matters:

                  -        Legal Proceedings;

                  - Management's Discussion and Analysis of Financial Condition and Results of Operations;

                  -        Hedging and Market Risk;

                  -        Directors and Executive Officers;

                  -        Executive Compensation; and

                  -        Certain Relationships and Related Transactions.

                  The Debtors did not prepare such reports, but they are publicly available as information that may be relevant to the Creditors' decision in voting on the Plan.

         10. OTHER INFORMATION REGARDING PGE CONTAINED IN THIS DISCLOSURE STATEMENT

                  Refer to Section XIV.G., "PGE Risks" for further information about certain risks associated with PGE. Refer to Section IV.C., "Litigation and Government Investigations" for further information about certain legal proceedings involving PGE.

         11.      SEPARATION OF PGE FROM ENE

                  The Plan contemplates that the Existing PGE Common Stock held by ENE may be cancelled and the PGE Common Stock may be issued and distributed to the creditors of the Debtors, or to an Operating Trust, in accordance with the terms of the Plan. Upon such issuance, the preferred stock of PGE described in Section VIII.D., "Capital Stock" will remain outstanding. In connection with the consummation of the Plan, PGE and ENE expect to agree to certain separation agreements that would govern the relationship between ENE and PGE on a transitional basis, including the provision of various corporate and administrative services. The existing relationship between ENE and PGE is governed by the PGE MSA and a tax sharing agreement. Refer to Sections VII.B.1.a(ii), "Auxiliary Agreements" and VII.B.1.a(iii), "Tax Sharing Agreement" for further information about these agreements.

                  The issuance and distribution of the PGE Common Stock in accordance with the terms of the Plan will require various governmental approvals, including approvals from the OPUC, FERC, the NRC and the FCC. In addition, as described in Section XIV.E.2., "PUHCA", there is a proceeding pending at the SEC that could result in the loss of ENE's exempt status and require ENE to register as a holding company under PUHCA. If ENE is a registered holding company at the time of the distribution, SEC authorization may be required in order to effect the distribution of the PGE Common Stock. As a result of PGE's ownership and operation of its Coyote Springs generation facility, PGE also may need to obtain approval from Oregon's EFSC for the distribution, or a determination by the EFSC that the distribution does not cause a "transfer of ownership" of such generation facility. Although the Debtors believe that all required approvals will be obtained, the ability to complete the distribution of the PGE Common Stock to the creditors of the Debtors or to an Operating Trust, in accordance with the terms of the Plan, will depend upon successfully obtaining the required approvals.

         12.      POTENTIAL SALE OF PGE

                  Notwithstanding the foregoing, ENE is continuing its previously announced sales process with respect to its interest in PGE and reserves the right, at any time prior to the satisfaction of the conditions for a distribution of the PGE Common Stock to the Creditors under the Plan, as described in Section I., "Overview of Chapter 11 Plan" to enter into an agreement to sell such interest. If PGE is sold, ENE's proceeds of such sale (rather than the capital stock of PGE held by ENE) will be distributed to the creditors of the Debtors in accordance with the terms of the Plan. The Plan provides for PGE Common Stock to be distributed to Creditors in accordance with the Plan or the sale of PGE as a going concern. A break-up of PGE is not an option under the Plan.

B.       HISTORICAL FINANCIALS, PROJECTIONS AND VALUATION

         1.       HISTORICAL FINANCIALS

                  The following selected unaudited consolidated financial information for each of the three years in the period ended December 31, 2002 has been derived from the audited consolidated financial statements of PGE for the respective periods. The Unaudited Selected Financial Information should be read in conjunction with the PGE Annual Report on Form 10-K for the year ended December 31, 2002.

                                      FOR THE YEARS ENDED DECEMBER 31,
                                      --------------------------------
                                        2002       2001       2000
                                        ----       ----       ----
                                       (In Millions, except ratios)
Operating Revenues (a)                 $1,855     $2,420     $1,887
Net Operating Income                      135        134        206
Net Income                                 66         34        141
Total Assets                            3,250      3,474      3,452
Long Term Obligations (b)               1,046        972        880
Other Financial Data:
Ratio of earnings to fixed charges      2.40x      1.41x      3.63x
                                                  ------     ------

----------
(a) Amounts for 2000 and 2001 have been reclassified from those previously reported, in accordance with requirements of EITF 02-3, Accounting for Contracts Involved in Energy Trading and Risk Management Activities. For further information, refer to Note 1, Summary of Significant Accounting Policies, in the Notes to the Company's financial statements in the Form 10-K.

(b) Includes long-term debt and preferred stock subject to mandatory redemption requirements

         2.       PROJECTIONS

                  In conjunction with formulating the Plan, as set forth on Appendix H: "PGE Financial Projections - 2003-2006", financial projections have been prepared for PGE for the four years ending December 31, 2006. The projections for the fiscal year ended December 31, 2003, include actual results through June 30, 2003. The projections are based on a number of assumptions made with respect to the future operations and performance of PGE and should be reviewed in conjunction with a review of the principal assumptions set forth on Appendix H: "PGE Financial Projections - 2003-2006". While the projections were prepared in good faith and the Debtors believe the assumptions, when considered on an overall basis, to be reasonable in light of the current circumstances, it is important to note that the Debtors can provide no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect PGE's financial results.

         3.       VALUATION

                  Also in conjunction with formulating the Plan, the Debtors determined that it was necessary to estimate the post-confirmation going concern enterprise value and equity value of PGE. Accordingly, Blackstone and the Debtors formulated such a valuation, which is utilized in the Blackstone Model. Such valuation is based, in part, on the financial projections prepared by PGE management and included in Appendix H: "PGE Financial Projections - 2003-2006". The valuation analysis was used, in part, for the purpose of determining the value of PGE to be distributed to Creditors pursuant to the Plan and to analyze the relative recoveries to Creditors under the Plan.

                  a. ESTIMATED VALUE. Based upon the methodology described below, the Blackstone Model utilizes an estimated equity value of $1.278 billion for PGE at June 30, 2003. Therefore, assuming 62.5 million shares of new PGE Common Stock will be issued and distributed to or on behalf of Creditors pursuant to the Plan, the value of such stock is estimated to be $20.45 per share; provided, however, that such estimate does not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by PGE. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. The estimated value is based upon a variety of assumptions, as referenced below under "Variances and Risks," deemed appropriate under the circumstances. In addition, the valuation of CrossCountry does not include the anticipated costs associated with the voluntary termination of the ENE Cash Balance Plan. The estimated value per share of the new PGE Common Stock may not be indicative of the price at which the new PGE Common Stock will trade when and if a market for the new PGE Common Stock develops, which price could be lower or higher than the estimated value of the new PGE Common Stock. Accordingly, there can be no assurance that the new PGE Common Stock will subsequently be purchased or sold at prices comparable to the estimated values set forth above. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect PGE's financial results.

                  b. METHODOLOGY. Three methodologies were used to derive the value of PGE based on the financial projections attached as Appendix H: "PGE Financial Projections - 2003-2006": (i) a comparison of PGE and its projected performance to the comparable companies and how the market values them (ii) a comparison of PGE and its projected performance to comparable companies in precedent transactions, and (iii) a calculation of the present value of the free cash flows under the PGE projections, including an assumption for the value of PGE at the end of the projected period.

                  The market-based approach involves identifying (i) a group of publicly traded companies whose business as a whole, or significant portions thereof, are comparable to those of PGE, and (ii) comparable precedent transactions involving the acquisition of comparable companies, and then calculating ratios of various financial results or statistics to the public market values of these companies, or the net proceeds of these transactions. The ranges of ratios derived are applied to PGE's historical results and projected performance, and adjusted for net debt to arrive at a range of implied values. The discounted cash flow approach involves deriving the unlevered free cash flows that PGE would generate assuming the PGE projections were realized. These cash flows, and an estimated value of PGE at the end of the projected period, are discounted to the present at PGE's estimated weighted average cost of capital to determine PGE's enterprise value. Net debt is then deducted to determine the equity value.

         4. VARIANCES AND RISKS. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for a discussion regarding the potential for variance from the projections and valuation described above and Section XIV.,"Risk Factors and Other Factors to be Considered" in general for a discussion of risks associated with PGE.

                  ESTIMATES OF VALUE DO NOT PURPORT TO BE APPRAISALS NOR DO THEY NECESSARILY REFLECT THE VALUES WHICH MAY BE REALIZED IF ASSETS ARE SOLD. THE ESTIMATES OF VALUE REPRESENT HYPOTHETICAL EQUITY VALUES ASSUMING THE IMPLEMENTATION OF PGE'S BUSINESS PLAN AS WELL AS OTHER SIGNIFICANT ASSUMPTIONS. SUCH ESTIMATES WERE DEVELOPED

SOLELY FOR PURPOSES OF FORMULATING AND NEGOTIATING A CHAPTER 11 PLAN FOR THE DEBTORS AND ANALYZING THE PROJECTED RECOVERIES THEREUNDER. THE ESTIMATED EQUITY VALUE IS HIGHLY DEPENDENT UPON ACHIEVING THE FUTURE FINANCIAL RESULTS SET FORTH IN THE PROJECTIONS AS WELL AS THE REALIZATION OF CERTAIN OTHER ASSUMPTIONS WHICH ARE NOT GUARANTEED.

                  THE VALUATIONS SET FORTH HEREIN REPRESENT ESTIMATED VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE ASCRIBED IN THE ANALYSIS DOES NOT PURPORT TO BE AN ESTIMATE OF THE MARKET VALUE OF PGE STOCK DISTRIBUTED PURSUANT TO A CHAPTER 11 PLAN. SUCH TRADING VALUE, IF ANY, MAY BE MATERIALLY DIFFERENT FROM THE EQUITY VALUE ASSOCIATED WITH THE VALUATION ANALYSIS.

                  PGE OPERATES IN A HEAVILY GOVERNMENT REGULATED INDUSTRY. CHANGES TO THE CURRENT REGULATORY ENVIRONMENT MAY HAVE A MATERIAL ADVERSE IMPACT ON PGE'S ACTUAL RESULTS. REFER TO THE ENTIRETY OF SECTION VIII., "PORTLAND GENERAL ELECTRIC COMPANY" AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED" FOR FURTHER DISCUSSION ON THESE AND OTHER RISKS ATTENDANT WITH PGE AND THE ELECTRIC UTILITY INDUSTRY.

C.       LEGAL PROCEEDINGS

                  Certain of PGE and its subsidiaries are currently involved either as plaintiffs or defendants in pending arbitrations or civil litigation. Those matters that may be material to PGE's business are identified below. In addition, certain of PGE and its subsidiaries are involved in regulatory or administrative proceedings. Refer to Section IV.C, "Litigation and Government Investigations" for further information.

         1. UTILITY REFORM PROJECT, COLLEEN O'NEIL AND LLOYD K. MARBET V. OREGON PUBLIC UTILITIES COMMISSION AND PORTLAND GENERAL ELECTRIC COMPANY. (NO. SC S45653, SUPREME COURT, STATE OF OREGON; NO. 94C-10417, MARION COUNTY CIRCUIT COURT NO. 94C-10417; OPUC UM989). The OPUC approved recovery of $250 million of PGE's investment in Trojan and a return on the investment. Recovery was occurring by amortization through 2011 plus a return on the unamortized balance through that date. Numerous challenges, appeals and requested reviews were filed in Marion County, Oregon Circuit Court, the Oregon Court of Appeals, and the Oregon Supreme Court on the issue of the OPUC's authority under Oregon law to grant recovery of and a return on the Trojan investment. The primary plaintiffs in the litigation were the CUB and the URP. In June 1998, the Oregon Court of Appeals ruled that the OPUC properly granted PGE recovery of its investment in Trojan, but not a return on the investment during the amortization period and remanded the case to the OPUC. PGE's petition for review to the Oregon Supreme Court was granted in April 1999 as was the URP petition for review. While the petitions for review of the 1998 Oregon Court of Appeals decision were pending at the Oregon Supreme Court, PGE, CUB, and the staff of the OPUC entered into agreements to settle the litigation. The URP challenged the settlement at the OPUC. The

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

settlement agreement was finally approved by the OPUC in March 2002. The URP has appealed the OPUC decision on the settlement to the Marion County, Oregon Circuit Court. On November 19, 2002 the Oregon Supreme Court dismissed the petitions for review of the 1998 Court of Appeals decision filed by PGE and the URP. As a result, the 1998 Oregon Court of Appeals opinion stands and the matter was remanded to the OPUC. On November 7, 2003, the Marion County, Oregon Circuit Court issued an opinion remanding the case to the OPUC for action to reduce rates or order refunds. PGE intends to appeal.

         2. PORTLAND GENERAL ELECTRIC V. INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS, LOCAL NO. 125. (NO. 0205-05132, CIRCUIT COURT, MULTNOMAH COUNTY, OREGON). PGE filed declaratory relief against the International Brotherhood of Electrical Workers Local 125 ("IBEW") seeking a declaratory ruling that the four grievances filed by the union seeking recovery of 401(k) plan losses under the collective bargaining agreement are not subject to arbitration. On August 14, 2003, the judge granted PGE's motion for summary judgment finding those grievances are not subject to arbitration. The IBEW has appealed the decision.

         3. PORTLAND GENERAL ELECTRIC, ET AL. V. THE UNITED STATES OF AMERICA, ET AL. (NO. C.A. 1:00-1425, SOUTHERN DISTRICT OF NEW YORK, C.A. NO. 1:98-2552, DISTRICT OF COLUMBIA, "CASE NO. 1425"). This is an action by PGE and other Trojan owners to recover approximately $16 million from the USDOE for assessments not authorized by fixed price contracts for enrichment of nuclear fuel. A companion case filed in the U.S. Court of Claims has been dismissed.

         4. DEPARTMENT OF WATER RESOURCES V. ACN ENERGY, ET AL., INCLUDING PGE, ENRON POWER CORP., PG&E ENERGY SERVICES NKA ENRON ENERGY MARKETING CORP. AND ENRON NORTH AMERICA, INC. (NO. 01 AS05497, SUPERIOR COURT, SACRAMENTO COUNTY, CALIFORNIA). The State of California is seeking declaratory relief to resolve all claims related to the governor's seizure of the block forward contracts for energy delivery in January and February 2001. PGE filed a claim in May 2001 with the California Victims Compensation Board to preserve its right to collect approximately $70 million for energy sales to California. The State refused to toll the statute of limitations on PGE's right to appeal the denial of its claim by the Victims Compensation Board; therefore PGE filed a new lawsuit against the State restating its claim. This suit has been consolidated with the prior suit.

         5. DREYER, GEARHART AND KAFOURY BROS., LLC V. PORTLAND GENERAL ELECTRIC COMPANY (NO. 03C 10639, CIRCUIT COURT, MARION COUNTY, OREGON) AND MORGAN V. PORTLAND GENERAL ELECTRIC COMPANY (NO. 03C 10639, CIRCUIT COURT, MARION COUNTY, OREGON (IDENTICAL CASES HAVE ALSO BEEN FILED IN THE CIRCUIT COURT OF MULTNOMAH COUNTY OREGON). On January 17, 2003, two class actions suits were filed against PGE on behalf of two classes of electric service customers. The Dreyer case seeks to represent current PGE customers that were customers during the period from April 1, 1995 to October 1, 2001, and the Morgan case seeks to represent PGE customers that were customers during the period from April 1, 1995 to October 1, 2001, but who are no longer customers. The suits seek damages of $190 million for the Dreyer Class and $70 million for the Morgan Class, from the inclusion of a return on investment of Trojan in the rates PGE charges its customers. PGE has filed motions to dismiss both suits in both Circuit Courts. The plaintiffs have withdrawn the Multnomah County suit.

         6. GORDON V. RELIANT ENERGY, INC., DUKE ENERGY TRADING & MARKETING, ET AL. V. ARIZONA PUBLIC SERVICE COMPANY, ET AL. (IN RE: WHOLESALE ELECTRICITY ANTITRUST CASES I & II) (NO. 02--990,1000, 1001, UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF CALIFORNIA; NO. 02-57200, UNITED STATES COURT OF APPEALS, NINTH CIRCUIT). In late 2001, numerous individuals, businesses, California cities, counties and other governmental agencies filed class action lawsuits in California state court against various individuals, utilities, generators, traders, and other entities alleging that activities related to the purchase and sale of electricity in California in 2000-2001 violated California anti-trust and unfair competition law. The complaint seeks restitution of all funds acquired by means that violate the law, payment of treble damages and interest and penalties. In late April 2002, the defendant parties filed a cross-complaint against PGE and other utilities, generators, traders, and other entities not named in the cases, alleging that they participated in the purchase and sale of electricity in California during 2000-2001 and seeking a complete indemnification and/or partial equitable indemnity on a comparative fault basis for any liability that the court may impose on the defendant parties. No specific dollar amount is claimed. The cases were removed to federal court on December 13, 2002. The federal court granted the plaintiffs' motions to remand to state court and to strike and/or sever cross-complaints. The defendant parties appealed the remand to the Ninth Circuit Court of Appeals. The Court of Appeals issued orders stating it had jurisdiction to hear the appeal of the remand order and staying the remand order pending its decision. The parties have agreed to an open extension of time until 30 days after a ruling on jurisdiction is made.

         7. PEOPLE OF THE STATE OF CALIFORNIA, EX REL. BILL LOCKYER, ATTORNEY GENERAL V. PORTLAND GENERAL ELECTRIC COMPANY (NO. C-02-3318, UNITED STATES DISTRICT COURT, NORTHERN DISTRICT OF CALIFORNIA). The Attorney General of California filed a complaint alleging that PGE failed to comply with FERC's approval requirements for its market-based sales of power in California. The complaint does not specify damages; however it seeks fines and penalties under the California Business and Professions Code for each sale from 1998 through 2001 above a capped price. In July 2002, PGE removed the case to federal district court and filed a motion to dismiss on preemption grounds. The Attorney General filed a motion with the district court to remand the case to state court. The motion was denied and the Attorney General appealed the denial to the Ninth Circuit and filed a motion to stay the district court. The district court found the appeal frivolous and on March 25, 2003 granted the motion to dismiss on preemption grounds. The Attorney General filed an appeal of the dismissal to the Ninth Circuit. On September 26, 2003, PGE and the California Attorney General, as part of PGE's settlement with the Staff of FERC and others related to certain investigations and cases related to electricity prices in California in 2000-2001, entered into a settlement agreement that resolves this case, along with related non-public investigations by the California Attorney General. The settlement has been submitted to FERC for approval. Refer to Section VIII.C.14., "FERC Investigation of Trading Activities" for further information.

         8. CYBER-TECH, INC. V. PGE ET AL. (NO. 0305-05257, CIRCUIT COURT, MULTNOMAH COUNTY, OREGON). Cyber-Tech, in the business of designing and supplying industrial control handles and joysticks for commercial and personal use, seeks recovery of approximately $4.3 million for property damage and lost profits resulting from a disruption of power to its facility when PGE's contractor, Henkles & McCoy, allegedly damaged PGE's underground electrical equipment, which in turn caused the disruption of power. Another PGE contractor, Locating

Inc., is alleged to have improperly located the underground facilities. Tenders of defense on behalf of PGE have been sent to both Henkles & McCoy and Locating, Inc.

         9. PORT OF SEATTLE V. AVISTA ET AL., INCLUDING PGE (NO. 03-1170, UNITED STATES DISTRICT COURT, WESTERN DISTRICT OF WASHINGTON, SEATTLE DIVISION). On May 21, 2003, the Port of Seattle, Washington filed a complaint against PGE and sixteen other companies alleging violation of both the Sherman Act and RICO, fraud, and, with respect to Puget Energy, Inc. and Puget Sound Energy, Inc., breach of contract. The complaint alleges that the price of electric energy purchased by the Port between November 1997 and June 2001 under a contract with Puget Sound Energy, Inc. was unlawfully fixed and artificially increased through various actions alleged to have been undertaken in the Pacific Northwest power markets among the defendants and ENE, EES, ENA, EPMI, and others. The complaint alleges actual damages of $30.5 million suffered by the Port and seeks recovery of that amount, plus punitive damages and reasonable attorney fees. PGE, along with other defendants, filed with the Judicial Panel on Multidistrict Litigation a notice of tag-along action on June 17, 2003. Port of Seattle, Puget Energy, Inc., Pugent Sound Energy, Inc., and PacificCorp are opposed to the notice. PGE joined in a motion to dismiss on federal preemption and filed rate doctrine grounds.

         10. REMINGTON ET AL. V. NORTHWESTERN ENERGY, LLC (NO. DV 03-88, 2ND JUDICIAL DISTRICT, SILVER BOW COUNTY, MONTANA). On May 5, 2003, Robert and Julie Remington and forty-eight other individuals, unions, and businesses filed a suit against PGE and the other owners, designers and operators of the Colstrip coal-fired electric generation plants in Montana alleging that holding and settling ponds at the Colstrip Project have leaked and contaminated groundwater. The plaintiffs allege nuisance, trespass, unjust enrichment, fraud, and negligence, and seek a declaratory judgment of nuisance and trespass, an order that the nuisance be abated, and an unspecified amount for damages, disgorgement of profits, and punitive damages.

         11. CALIFORNIA ELECTRICITY REFUND PROCEEDING (FERC DOCKET # EL00-95). In a June 19, 2001 order adopting a price mitigation program for 11 states within the WSCC area, FERC referred the issue of refunds for spot market sales made from October 2, 2000 through June 20, 2001 to a settlement judge. On July 25, 2001, FERC issued an order establishing the scope of and methodology for calculating refunds related to non-federally mandated transactions in the spot markets operated by the ISO and the PX. PGE's potential refund obligation, using FERC methodology, is estimated to be in the range of $20 million to $30 million. On March 26, 2003, FERC issued an order modifying the methodology it had previously ordered for the pricing of natural gas in calculating the amount of potential refunds. Although further proceedings will be necessary to determine exactly how the new methodology will affect the refund liability, PGE now estimates its potential liability to be between $20 million and $50 million. PGE joined a group of utilities in filing a request for rehearing of various aspects of the March 26, 2003 order, including the pricing of the gas cost component of the proxy price from which refunds are to be calculated. The FERC issued an order affirming the new methodology on October 16, 2003.

         12. PACIFIC NORTHWEST REFUND PROCEEDING (FERC DOCKET # EL01-10). Refer to Section IV.C.1.e(i)(C)(2), "Puget Sound Energy Inc. v. All Jurisdictional Settlers of Energy et al., including EPMI, as well as PGE. Docket No. EL01-10 et seq., (Pacific Northwest Refund Proceeding)" for further information.

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

         13. OREGON PUBLIC UTILITY COMMISSION STAFF REPORT ON TRADING ACTIVITIES. On April 29, 2003, the Staff of the OPUC issued a draft report in which it recommended that the OPUC affirm that it will hold harmless the customers of PGE in the event any penalties are imposed by FERC or any other authority investigating PGE's trading activities and that the OPUC open a formal investigation of PGE's trading activity in 2000-01. On June 12, 2003, the OPUC delayed any decision on commencing an investigation of PGE's trading activities until after FERC has substantially completed its inquiry of PGE trading activities. On September 26, 2003, PGE and OPUC, as part of PGE's settlement with the Staff of FERC and others related to certain investigations and cases related to electricity prices in California in 2000-2001, entered into a settlement agreement that resolves any issues related to this investigation. The settlement has been submitted to FERC for approval. Refer to Section VIII.C.14., "FERC Investigation of Trading Activities" for further information.

         14. FERC INVESTIGATION OF TRADING ACTIVITIES. In early May 2002, ENE provided memos to FERC that contained information indicating that ENE, through its subsidiary EPMI, may have engaged in several types of trading strategies that raised questions regarding potential manipulation of electricity and natural gas prices in California in 2000-2001. In August 2002, FERC initiated investigations into instances of possible misconduct by PGE and certain other companies. In Docket No. EL02-114-000, FERC ordered investigation of PGE and EPMI related to possible violations of their codes of conduct, FERC's standards of conduct, and the companies' market-based rate tariffs. In the order, FERC established October 15, 2002 as the "refund effective date." If PGE were to lose its market-based rate authority, purchasers of electric energy from PGE at market-based rates after the refund effective date could be entitled to a refund of the difference between the market-based rates and cost-based rates deemed just and reasonable by FERC. On September 26, 2003, PGE entered into a settlement agreement with the Staff of FERC, the California Attorney General, the California Public Utilities Commission, the City of Tacoma, Washington, OPUC and numerous other parties resolving this investigation and related cases and investigations. The settlement requires PGE to pay $8.5 million and file an amendment to its FERC market-based rates tariff that imposes a cost-based cap on prices charged for wholesale electricity sales for a period of twelve months, but does not require any refunds. PGE also agreed to conduct annual training for its trading floor employees on code of conduct, standards of conduct, antitrust and ethics, and to retain for five years recordings of affiliate trading transactions, affiliate postings and related accounting records. The settlement provides that it will not be deemed an admission of fault or liability by PGE for any reason and implies no admission or fault by PGE. The settlement has been submitted to FERC for approval.

         15. CHALLENGE OF THE CALIFORNIA ATTORNEY GENERAL TO MARKET-BASED RATES. Refer to Section IV.C.1.e(i)(C)(6), "Challenge of the California Attorney General to Market-Based Rates" for further information.

         16. SHOW CAUSE ORDER. On June 25, 2003, FERC voted to require over 50 entities, including PGE, that participated in the western U.S. wholesale power market in 2000 and 2001 to show cause why their participation in specific behaviors and activities during that time period did not constitute gaming in violation of tariffs issued by the ISO and the PX. The ISO was ordered to provide data on each entity's behaviors and activities within 21 days from the date of the order. On August 27, 2003, PGE and FERC trial staff filed a settlement with the

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

Administrative Law Judge and requested that the settlement be certified to the FERC. The settlement requires PGE to pay $12,730 as revenue received in one identified behavior. This settlement is one of numerous such settlements by the entities being investigated. All of the settlements have been contested by certain parties to the proceeding. Refer to Section IV.C.1.e(i)(A)(4), "American Electric Power Services Corp., et al., Docket Nos. EL03-137-000, et al." for further information.

         17. PEOPLE OF THE STATE OF MONTANA, EX REL. MIKE MCGRATH, ATTORNEY GENERAL OF THE STATE OF MONTANA, ET AL. V. WILLIAMS ENERGY MARKETING AND TRADING COMPANY, ET AL. INCLUDING EESI, EPMI AND PGE, MONTANA FIRST JUDICIAL DISTRICT, LEWIS AND CLARK COUNTY. On June 30, 2003 the Montana Attorney General filed a complaint in Montana state court against PGE and numerous named and unnamed generators, suppliers, traders, and marketers of electricity and natural gas in Montana. The complaint alleges unfair and deceptive trade practices in violation of the Montana Unfair Trade and Practices and Consumer Protection Act, deception, fraud and intentional infliction of harm arising from various actions alleged to have been undertaken in the western wholesale electricity and natural gas markets during 2000 and 2001. The relief sought includes injunctive relief to prohibit the unlawful practices alleged, treble damages, general damages, interest, and attorney fees. No monetary amount is specified. This case was removed to federal district court and a subsequent filing with the Judicial Panel on Multidistrict Litigation is pending. Montana has filed a motion for remand.

         18. ISO AND PX RECEIVABLE. As of March 31, 2003, PGE was owed approximately $62 million from the ISO and the PX for wholesale electricity sales made from November 2000 through February 2001. PGE estimates that the majority of this amount was for sales by the ISO and PX to Southern California Edison Company and PG&E. On March 9, 2001, PX filed for bankruptcy, and on April 6, 2001, PG&E also filed for bankruptcy relief. PGE is pursuing collection of all past due amounts through the PX and PG&E bankruptcy proceedings, and has filed a proof of claim in each case. PGE is examining its options with regard to collection of any amounts not ultimately received through the bankruptcy process. To the extent that PGE is found liable for refunds in the FERC California Refund proceeding, PGE will be entitled to offset that amount against the $62 million receivable.

         19. FERC BIDDING INVESTIGATION. On June 25, 2003, FERC issued an order initiating an investigation into anomalous bidding in the California markets. PGE submitted responses on July 24, 2003 and August 11, 2003 and is continuing its analysis of bid data relevant to the investigation. Refer to
Section IV.C.2.b(iii)., "FERC Bidding Investigation" for further information about the investigation.

D. DESCRIPTION OF CAPITAL STOCK, BOARD OF DIRECTORS AND DIRECTOR AND OFFICER INDEMNIFICATION

                  The information set forth below is summarized from PGE's Articles of Incorporation, as amended. The statements and description hereinafter contained do not purport to be complete and are qualified in their entirety by references to the Articles of Incorporation.

         1.       CAPITAL STOCK

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

                  a. COMMON STOCK. PGE currently has outstanding 42,758,877 shares of common stock, par value of $3.75 per share, all of which are owned by ENE. Upon satisfaction of the conditions for distribution of PGE Common Stock to the Creditors pursuant to the Plan, as described in Section I., "Overview of Chapter 11 Plan", such existing common stock of PGE held by ENE will be cancelled, and the new PGE Common Stock will be issued.

                  b. PREFERRED STOCK. PGE currently has outstanding 279,727 shares of its 7.75% Series Cumulative Preferred Stock, no par value. The outstanding preferred stock has a voluntary and involuntary liquidation preference of $100.00 per share, and pays a dividend of $7.75 per share quarterly on the 15th of January, April, July and October. It is redeemable only by operation of a sinking fund that requires the annual redemption of 15,000 shares at $100 per share, plus all accrued and unpaid dividends, each year commencing on June 15, 2002 for five years, with all remaining shares to be redeemed on June 15, 2007. At its option, PGE may redeem, through the sinking fund, an additional 15,000 shares each year, but such optional redemption is not cumulative and does not reduce any subsequent mandatory redemption. The sinking fund may be satisfied in whole or in part by crediting shares purchased by PGE in the open market or otherwise. The 7.75% Series Cumulative Preferred Stock generally has no voting rights but may, in certain circumstances, vote to elect a limited number of PGE directors. Such preferred stock will remain outstanding upon the issuance of the PGE Common Stock to the Creditors. PGE also has the right, with the approval of its board of directors, to issue additional series of preferred stock. Such preferred stock will remain outstanding upon the issuance of the PGE Common Stock to the Creditors.

                  c. LIMITED VOTING JUNIOR PREFERRED STOCK. On September 30, 2002, a single share of a new class of Limited Voting Junior Preferred Stock was issued by PGE to an independent party. The new class of stock, created by an amendment to PGE's Articles of Incorporation, was issued following approval by the Bankruptcy Court on September 12, 2002, the DIP Lenders, the OPUC, and PGE's board of directors.

                  The Limited Voting Junior Preferred Stock has a par value of $1.00, no dividend, a liquidation preference to PGE's common stock as to par value but junior to existing preferred stock, an optional redemption right, and certain restrictions on transfer. The Limited Voting Junior Preferred Stock also has voting rights, which limit, subject to certain exceptions, PGE's right to commence any voluntary bankruptcy, liquidation, receivership, or similar proceedings without the consent of the holder of the share of Limited Voting Junior Preferred Stock. The consent of the holder of the share of Limited Voting Junior Preferred Stock will not be required if the reason for the bankruptcy or similar event is to implement a transaction pursuant to which all of PGE's debt will be paid or assumed without impairment. Such preferred stock will remain outstanding upon the issuance of PGE Common Stock to the Creditors.

         2.       PGE BOARD OF DIRECTORS

                  On the Effective Date, PGE's board of directors will consist of individuals designated by the Debtors (after consultation with the Creditors' Committee), all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve, the Debtors shall file a notice thereof with the

Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected or disclosed prior to the Confirmation Hearing. Thereafter, the terms and manner of selection of directors of PGE shall be as provided in PGE's certificate of incorporation and bylaws, as the same may be amended.

         3.       INDEMNIFICATION

                  PGE is organized under the laws of the State of Oregon. Under PGE's Articles of Incorporation, PGE will indemnify directors and officers of PGE to the fullest extent permitted by the Oregon law. Expenses incurred by a director or officer in connection with an indemnifiable claim will be addressed by PGE provided that such director or officer will obligate himself/herself to repay such advance to the extent it is ultimately determined that such director or officer was not entitled to indemnification. PGE is authorized to provide the same indemnification protections to employees and agents.

                  PGE has procured Directors and Officers liability insurance for wrongful acts. This is an indemnity policy for the corporation to protect it against liability assumed or incurred under the above indemnification provisions, including defense provisions, on behalf of the directors and officers. The directors and officers are thus indemnified against loss arising from any civil claim or claims by reason of any wrongful act done or alleged to have been done while acting in their respective capacities as directors or officers. The policy excludes claims brought about or contributed to by dishonest, fraudulent, criminal, or malicious acts or omissions by directors or officers. The policy covers the directors and officers of PGE against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities and against which they cannot be indemnified by PGE.

E.       EQUITY COMPENSATION PLAN

                  Following confirmation of the Plan, in order to attract, retain and motivate highly competent persons as key employees and/or directors of PGE, PGE expects to adopt a long-term equity incentive compensation plan providing for awards to such individuals. It is anticipated that the Compensation Committee of PGE's Board of Directors will determine the specific terms of any grants made under such plan and will provide grants of awards designed to focus equity compensation on performance and alignment with shareholders interests; provided, however, that shares reserved for the plan will not exceed 7.5% of the PGE Common Stock to be issued pursuant to the Plan, with projected annual share usage under the plan not exceeding 2%.

                          IX. CROSSCOUNTRY ENERGY CORP.

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                     HERETO.

A.       BUSINESS

         1.       GENERAL DEVELOPMENT OF BUSINESS

                  On September 25, 2003, the Bankruptcy Court entered an order approving a transaction that would transfer ENE's direct and indirect ownership interests in the Pipeline Businesses and certain service companies to a new holding company called "CrossCountry Energy Corp." The direct and indirect interests in the Pipeline Businesses and related service companies owned by ENE and certain of its affiliates will be exchanged for shares of common stock in CrossCountry pursuant to the terms of the CrossCountry Contribution and Separation Agreement entered into on June 24, 2003. The closing of the transactions contemplated by the CrossCountry Contribution and Separation Agreement is expected to occur in the fourth quarter of 2003. Refer to Section IX.F., "Certain Relationships and Related Transactions" for further information.

                  CrossCountry's principal assets will, upon closing of the formation transactions, consist of the following:

                  - A 100% ownership interest in Transwestern, which owns an approximately 2,600-mile interstate natural gas pipeline system that transports natural gas from western Texas, Oklahoma, eastern New Mexico, the San Juan basin in northwestern New Mexico and southern Colorado to California, Arizona, and Texas markets. Transwestern's net income for the year ended December 31, 2002 was $20.7 million.

                  - A 50% ownership interest in Citrus, a holding company that owns, among other businesses, Florida Gas, a company with an approximately 5,000-mile natural gas pipeline system that extends from southeast Texas to Florida. An affiliate of CrossCountry operates Citrus and certain of its subsidiaries. Citrus's net income for the year ended December 31, 2002 was $96.6 million, 50% of which, or $48.3 million, comprised ENE's equity earnings. CrossCountry is expected to hold its interest in Citrus through its wholly owned subsidiary, CrossCountry Citrus Corp.

                  - A 100% interest in Northern Plains, which directly or through its subsidiaries holds 1.65% out of an aggregate 2% general-partner interest and a 1.06% limited-partner interest in Northern Border Partners, a publicly traded limited partnership (NYSE: NBP), that is a leading transporter of natural gas imported from Canada to the midwestern United States. Pursuant to operating agreements, Northern Plains operates Northern Border Partners' interstate pipeline systems, including Northern Border Pipeline, Midwestern, and Viking. Northern Border Partners also has (i) extensive gas gathering operations in the Powder River Basin in Wyoming, (ii) natural gas gathering, processing and fractionation operations in the Williston Basin in Montana and North Dakota, and the western Canadian sedimentary basin in Alberta, Canada, and (iii) ownership of the only coal slurry pipeline in operation in the United States. Northern Border Partners' net income for the year ended December 31, 2002 was $113.7 million, of which $9.1 million comprised ENE's equity earnings.

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

   CROSSCOUNTRY OWNERSHIP STRUCTURE AFTER CONTRIBUTION OF PIPELINE BUSINESSES

                                    (GRAPH)

                         ---------------------
                              CrossCountry
                         ---------------------
                                   |
                                   |
      -------------------------------------------------------
      |                 |                                   |
      |  100%           |    100%                           |    100%
-------------       ----------                   ------------------------
 Transwestern        Northern   -----|                 CrossCountry
   Holding            Plains         |                 Citrus Corp.
-------------       ----------       |           ------------------------
      |                 |            |                      |
      |  100%           |    100%    | GP                   |     50%
-------------       ----------       | (1%)         -----------------
 Transwestern       Pan Border  ---| |                   Citrus
-------------       ----------     | |
                                   | |              -----------------
                              GP   | |                      |
                             (65%) | |                      |     100%
                   -------------   | |         ----------------------------
                     Northern      | |         |            |             |
                      Border    ---| |         |            |             |
                     Partners   -----|      -------      --------      --------
                   -------------            Florida       Citrus        Citrus
                                              Gas         Energy        Trading
                                                         Services
                                            -------      --------      --------

                  The Pipeline Businesses primarily provide natural gas transportation services to their customers through an extensive North American pipeline infrastructure. The Pipeline Businesses own or operate interstate pipelines that have a combined daily throughput capacity of approximately 8.5 TBtu/d (8.6 TBtu/d after completion of Florida Gas Phase VI Expansion described below) spanning approximately 9,900 miles and accessing many of the major gas supply and market growth-oriented regions in North America.

                  The interstate Pipeline Businesses provide firm and interruptible transportation services to third-party shippers, as well as hub services, which allow customers the ability to park or borrow volumes of gas on a pipeline. Firm shippers that contract for the stated transportation rate are obligated to pay a monthly demand charge, regardless of the amount of natural gas they actually transport, for the term of their contracts. Interruptible transportation service is transportation of natural gas in circumstances where capacity is available after satisfying firm service demands. If weather, maintenance schedules and other conditions allow, the interstate Pipeline Businesses provide interruptible transportation service. The interstate Pipeline Businesses do not own the gas that they transport and therefore do not assume natural gas commodity price risk for quantities transported. The Pipeline Businesses, however, assume limited price risk for volumes provided by customers as fuel reimbursement pursuant to FERC tariffs.

                  Following the closing of the formation transactions, CrossCountry will reflect its investments in Citrus and Northern Border Partners under the equity method of accounting. Accordingly, CrossCountry will report its share of Citrus's and Northern Border Partners' earnings as "Equity in Earnings" in its Consolidated Statement of Operations in the period in which such earnings are reported by Citrus and Northern Border Partners.

                  The following map shows facilities to be owned or operated by CrossCountry after the contribution of the Pipeline Businesses.

                                     [MAP]

                  CrossCountry's executive offices are located at 1400 Smith Street, Houston, Texas 77002 and its telephone number is 713-853-6161.

                  a. BUSINESS STRATEGY. CrossCountry's business strategy will be comprised of two major components. First, CrossCountry plans to seek out new pipeline gathering, processing or storage projects to match its customers' future needs and to provide supply optionality. CrossCountry will undertake such expansion projects when they are adequately backed by capacity contract commitments that result in reasonable returns being earned. Second, CrossCountry plans to seek out acquisitions that are immediately accretive to both cash flow and income. In executing its business strategy, CrossCountry plans to operate its pipeline, gathering and processing businesses in compliance with all applicable regulations to assure the safe operations of its pipeline systems, and will aim to provide reliable services at a reasonable cost.

                  CrossCountry should be well-positioned to implement its planned strategy, but will face risks both specific to its assets and general to the markets and geographic regions in which it will operate. In addition to Bankruptcy Court approval, the transfer of the Pipeline Businesses and distribution of CrossCountry Common Stock to Creditors may require consent of other parties. Refer to Section XIV.H., "CrossCountry" for further information on risk factors that should be carefully considered.

                           (i)      EXPANSIONS. The interstate Pipeline
Businesses have a history of expanding their pipeline systems to meet growth in market demand and to increase customers' access to additional natural gas supplies. These expansions not only provide the individual interstate Pipeline Businesses with additional net income and cash flow, but also are important factors in maintaining and enhancing their market positions. Historically, the interstate Pipeline Businesses have undertaken expansions when they are backed by long-term firm contract commitments. Refer to
Section XIV.H.1.a., "Execution of Growth Strategy" for further information.

                  Since 1992, Transwestern has added and expanded various pipeline segments, including the construction of a 520 BBtu/d San Juan lateral and the expansion of its mainline capacity at a cost of $270 million. In addition, Transwestern added: (i) 330 BBtu/d of capacity off the eastern portion of its system at a cost of $10.1 million; (ii) 420 BBtu/d of capacity from Blanco (a point in New Mexico) to Thoreau (a point in New Mexico) at a cost of $26.0 million; (iii) 200 BBtu/d of capacity from Ignacio (a point in Colorado) to Blanco at a cost of $7.3 million; and (iv) 120 BBtu/d of capacity on its mainline west segment (Arizona and California delivery) at a cost of $69.7 million.

                  Since 1995, Florida Gas has completed, or is in the process of completing, four major expansion projects. These expansion projects, which have cost $1.8 billion, have increased delivery capacity to the Florida market by approximately 1.3 TBtu/d.

                  Since 1992, Northern Border Pipeline completed three expansion projects at a cost of $1.1 billion, which extended its system from Ventura, Iowa into Illinois and Indiana and added 1.6 TBtu/d of capacity to various parts of its system.

                  CrossCountry anticipates that it will undertake future strategic expansions of the interstate Pipeline Businesses' pipeline systems to maintain and enhance its market position. Refer to Sections IX.A.2.a., "Transwestern" and IX.A.2.b., "Citrus" for further information.

                           (ii)     ACQUISITIONS. As a result of favorable tax
advantages afforded master limited partnerships and the incentive distribution provisions of Northern Border Partners' partnership agreement, CrossCountry anticipates that Northern Border Partners will serve as one of CrossCountry's principal vehicles for the future acquisition of energy assets. Refer to Section XIV.H.1.a., "Execution of Growth Strategy" for further information.

                  Under the incentive distribution provisions of the Northern Border Partners partnership agreement, the general partners are entitled to incentive distributions if the amount distributed in any quarter exceeds $0.605 per common unit ($2.42 per common unit annualized). The general partners are entitled to 15% of amounts distributed in excess of $0.605 per common unit, 25% of amounts distributed in excess of $0.715 per common unit ($2.86 per common unit annualized) and 50% of amounts distributed in excess of $0.935 per common unit ($3.74 per common unit annualized). Thus, acquisitions that meet the investment criteria of Northern Border Partners and are accretive to Northern Border Partners' cash flows could offer CrossCountry attractive yields if these acquisitions enable Northern Border Partners to increase its quarterly distributions.

                  Over the past three years Northern Border Partners has increased its quarterly distribution per common unit by 23% from $0.65 per common unit to $0.80 per common unit.

Over the same time period, Northern Border Partners has made acquisitions totaling $920 million. These acquisitions include 100% of the stock of Midwestern and Viking, including a one-third interest in Guardian and extensive gathering and processing facilities in the Rocky Mountain area.

                  Transwestern and Florida Gas have historically made acquisitions to meet market growth and gain access to gas supplies. Since 1995, Transwestern acquired the Ignacio to La Plata pipeline capacity for $20.6 million and Florida Gas acquired supply line facilities in the Mobile Bay area for $49.4 million.

                  b. EMPLOYEES AND PIPELINE SERVICES. As of September 30, 2003, the proposed consolidated subsidiaries of CrossCountry (Transwestern, Pan Border, Transwestern Holding, Northern Plains, CGNN, CrossCountry Citrus Corp., and NBP Services) had 785 full-time employees, none of whom were represented by unions or covered by collective bargaining agreements. In addition, Citrus, Florida Gas, Citrus Trading and certain subsidiaries of Northern Border Partners have their own employees.

                  It is anticipated that CrossCountry and ENE will enter into a Transition Services Agreement and a Transition Services Supplemental Agreement in connection with the formation of CrossCountry, pursuant to which ENE will provide to CrossCountry, on an interim, transitional basis, certain administrative, technology and other services. Refer to Section IX.F., "Certain Relationships and Related Transactions" for further information.

                  CGNN provides certain administrative and operating services to the Pipeline Businesses. These services include environmental, right-of-way, safety, information technology, accounting, planning, finance, procurement, accounts payable, human resources, and legal services. Each of the Pipeline Businesses reimburses CGNN for its costs for rendering these services, depending on the service provided to such pipeline. Costs may be billed based upon dedicated headcount, time spent providing the service, miles of pipeline, payroll, assets, margins, and/or overall headcount.

                  EOS or its affiliates, including CGNN, provides services to Citrus and its subsidiaries under an operating agreement originally entered into between an ENE affiliate and Citrus. The primary term of the operating agreement expired on June 30, 2001; however, services continue to be provided pursuant to the terms of the operating agreement. Under this arrangement, Citrus reimburses the service provider for costs attributable to the operations of Citrus and its subsidiaries. There can be no assurance that the parties will continue to perform under this arrangement.

                  Northern Plains provides operating services to the Northern Border Partners pipeline system pursuant to operating agreements entered into with Northern Border Pipeline, Midwestern, and Viking. Under these agreements, Northern Plains manages the day-to-day operations of Northern Border Pipeline, Midwestern, and Viking, and is compensated for the salaries, benefits, and other expenses it incurs. Northern Plains also utilizes ENE affiliates for administrative and operating services related to Northern Border Pipeline, Midwestern, and Viking.

                  NBP Services provides certain administrative and operating services for Northern Border Partners and its gas gathering and processing and coal slurry businesses. NBP Services is reimbursed for its direct and indirect costs and expenses pursuant to an administrative services agreement with Northern Border Partners. NBP Services also utilizes ENE affiliates to provide these services.

         2.       NARRATIVE DESCRIPTION OF BUSINESS

                  a. TRANSWESTERN. Transwestern owns and operates an approximately 2,600-mile interstate natural gas pipeline system with diameters ranging from twelve inches to thirty inches, and approximately 350 miles of small diameter branchlines. The Transwestern pipeline system transports natural gas from western Texas, Oklahoma, eastern New Mexico, and the San Juan basin in northwestern New Mexico and southern Colorado primarily to California and southwest markets and to markets off the east end of its system. The Transwestern pipeline system consists of mainlines that stretch from west Texas and Oklahoma to the California border. In addition, Transwestern has a major supply lateral from its mainline facilities at Thoreau, New Mexico into the San Juan basin. The Transwestern pipeline system has bi-directional flow capability from the San Juan basin eastward to interconnects with interstate pipelines serving the mid-continent markets and Texas intrastate pipelines. The Transwestern pipeline system has approximately 360 receipt and delivery points in California, Arizona, Colorado, New Mexico, Oklahoma, and Texas. It also has 29 mainline and lateral compressor stations. The maximum allowable operating pressure of the mainline ranges from 1,000 to 1,200 psig.

                  In 2003, Transwestern's total revenues are projected to be 85% from fixed sources (i.e., demand charges, which are fixed charges for transportation services that are paid even if no service is taken by the customer) and 15% from variable sources of revenues (including operational gas sales and transportation commodity charges, which are charges assessed on each unit of transportation provided).

                  Transwestern's business plan contemplates managing the quantity of line pack gas to maintain safe and efficient operations. "Line pack gas" refers to the volume of gas in a pipeline system used to maintain pressure and effect uninterrupted flow of gas to customers. Transwestern makes operational gas available for sale when reduced line pack is appropriate for system operations. A primary source of the operational gas available for sale is gas provided to Transwestern by its shippers as reimbursement for compressor fuel usage. When, due to throughput conditions, flow direction or operating efficiencies, Transwestern is able to consume less fuel than retained, such gas remains in the line pack and, if not needed for operations, becomes available for sale. Transwestern's FERC-approved tariff specifies the fuel quantity for each segment of the system as a fixed percentage of a shipper's transportation quantities. Operational sales comprised approximately 18% of revenues in 2001 and 14% of revenues in 2002 and are projected to constitute approximately 10% of revenues in 2003.

                           (i)      EXPANSIONS. Transwestern placed its Red Rock
expansion, serving markets in California and Arizona, in-service as of June 15, 2002. Transwestern's pipeline capacity (including both eastward and westward flow) after the completion of the Red

Rock expansion is approximately 2 TBtu/d, and the total horsepower from all compressor stations is approximately 330,500 hp.

                  In August 2001, Transwestern conducted an open season to solicit interest in a project to construct a lateral line extending from the Transwestern mainline 176 miles south to serve growing gas markets in the Phoenix, Arizona area. The original project also contemplated San Juan and mainline expansions. Transwestern received non-binding bids for over 440 BBtu/d for the Phoenix lateral pipeline. Many of the potential bidders are parties to an ongoing FERC allocation dispute on El Paso Natural Gas's pipeline system in FERC Docket No. RP00-336. Due to delays in this proceeding, several of the bidders have been unable to finalize their firm bids for a Transwestern Phoenix lateral pipeline. Transwestern continues to believe that such a proposed expansion project is important and economically viable to be placed into service in 2007; however, no assurances can be given that the project will be completed.

                  In March 2003, Transwestern conducted an open season to solicit interest in the expansion of the San Juan lateral pipeline from the Blanco Hub to the mainline from its current capacity of approximately 860 BBtu/d. Transwestern received non-binding bids requesting approximately 750 BBtu/d of capacity. Current project plans call for the completion of binding agreements during the second half of 2003, filing of a FERC certificate in the first quarter of 2004, construction in late 2004, and a projected in-service date in July 2005. The proposed 375 BBtu/d expansion will include looping of existing pipeline segments and additional horsepower at existing compressor stations.

                           (ii)     CUSTOMERS. Transwestern's pipeline capacity,
as of July 1, 2003, was held by producers (45%), local distribution companies (31%), marketing companies (21%), and end-users (3%). Currently, Transwestern's pipeline capacity for both west and east flow is subscribed under a combination of short- and long-term contracts. Historically, approximately 90% of the volumes scheduled on the Transwestern pipeline system has been on a firm transportation basis.

                  Transwestern's largest customers in 2002 were Southern California Gas Company, PG&E, and BP Energy Company. Southern California Gas Company accounted for 29.4% of Transwestern's transportation revenues under transportation agreements with terms that extend through October 31, 2005. PG&E accounted for 9.7% of Transwestern's transportation revenues, and BP Energy Company accounted for 9.0% of Transwestern's transportation revenues. Refer to
Section XIV.H.1.e., "Concentrated Gas Transportation Revenues" for further information.

                  Transwestern's capacity is subscribed at a high level through October 31, 2005, with significant contract expirations timed to coincide at or near Transwestern's next rate case in 2006. In 2003, Transwestern's mainline west segment is expected to account for approximately 70% of Transwestern's firm transportation revenues. As of July 1, 2003, approximately 94% of Transwestern's firm capacity for its mainline west segment was under contract through January 1, 2004, 90% through January 1, 2005, 76% through January 1, 2006 and 40% through the end of 2006. In 2003, Transwestern's San Juan lateral segments are expected to account for approximately 20% of Transwestern's firm transportation revenue. As of July 1, 2003, approximately 100% of Transwestern's firm capacity for its San Juan lateral segments was under contract through January 1, 2004, 99% through January 1, 2005, 88% through January 1, 2006 and 47% through the end of 2006. In addition, Transwestern has significant firm contracts for eastward flow to markets in Texas and Oklahoma, but historically these contracts have not been on a long-term basis. Approximately 100% of eastward flow firm capacity is under contract through 2004. Refer to Section XIV.H.1.d: "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  In 2001, the California power market was significantly impacted by the increase in wholesale prices. On April 6, 2001, PG&E filed for bankruptcy protection under chapter 11 of the Bankruptcy Code. This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2002. Transwestern continues to provide transportation services to PG&E on a prepayment basis. CrossCountry cannot predict the final outcome of this situation or the uncertainties surrounding the California power situation. However, CrossCountry does not anticipate that these matters will have a material adverse impact on Transwestern's financial position or results of operations.

                           (iii)    SUPPLY. The Transwestern pipeline system has
access to three significant supply basins for its gas supply: (1) the San Juan basin in northwestern New Mexico and southern Colorado, (2) the Permian basin in western Texas and eastern New Mexico, and (3) the Anadarko basin in the Texas and Oklahoma Panhandles. Additionally, the Transwestern pipeline system can access gas from the Rocky Mountain basin through its pipeline interconnections.

                  Through its San Juan lateral pipeline, the Transwestern pipeline system is capable of delivering gas from the San Juan basin to California, Arizona, New Mexico, and southern Nevada markets, as well as to markets off the east end of its system. This bi-directional flow capability was added in 1996 to increase system flexibility and utilization. New in-fill drilling programs approved by the New Mexico Oil Conservation Division for the San Juan basin and new Rockies production are also expected to increase Transwestern's San Juan lateral utilization. The Transwestern pipeline system can also supplement the San Juan basin production with gas supply from the Rocky Mountain basin via its interconnects with Northwest Pipeline Corporation, which is owned by The Williams Companies, and the TransColorado Gas Transmission Company, which is owned by Kinder Morgan, Inc. These two interconnects combine to provide the Transwestern pipeline system with approximately 500 BBtu/d of access to Rocky Mountain supplies. Since 2000, Transwestern has added five (5) new receipt interconnects in its East of Thoreau area: (1) an approximately 80 BBtu/d interconnect with Natural Gas Pipeline Company; (2) an approximately 20 BBtu/d interconnect with EOG Resources; (3) an approximately 40 BBtu/d interconnect with El Paso Field Services; (4) an approximately 120 BBtu/d interconnect with Agave Energy Company; and (5) an approximately 150 BBtu/d interconnect with NNG. In addition, a new approximately 50 BBtu/d interconnect, as well as an approximately 100 BBtu/d expansion of an existing interconnect, with Red Cedar Gathering, were completed in the San Juan basin area in 2001.

                  In June 2003, the bi-directional Rio Puerco interconnect with Public Service Company of New Mexico was expanded by approximately 50 BBtu/d. This dual purpose point allows Transwestern to receive more San Juan gas supply from Public Service Company of New Mexico in the summer and increase deliveries to it during peak winter months.

                  In July 2003, Transwestern completed the facilities necessary to provide shippers direct access to underground storage capacity. This 2 TBtu storage facility, owned by UnoCal Keystone Gas Storage, LLC, has the ability to deliver to Transwestern or receive from Transwestern up to 100 BBtu/d.

                  b. CITRUS. Citrus serves as the holding company for Florida Gas, Citrus Trading, and Citrus Energy Services. The Florida Gas pipeline system currently extends for approximately 5,000 miles from southeast Texas through the Gulf Coast region of the United States to southeastern Florida, with a pipeline also extending to the west coast of Florida, including the Tampa, St. Petersburg, and Ft. Myers areas. The Florida Gas pipeline system includes 29 mainline and field compressor stations with approximately 487,980 hp of compression (approximately 507,000 hp of compression upon the completion of the Phase VI Expansion). Florida Gas's pipeline system is designed to transport approximately 2.1 TBtu/d of natural gas to the State of Florida during periods of peak demand.

                  Florida Gas has two marketing regions: the Western Division, representing Texas, Louisiana, Mississippi and Alabama, and the Market Area, representing Florida. Western Division transport charges are mileage-based rates. Market Area division transport charges are postage stamp rates, meaning the customer can transport on Florida Gas's pipeline system at a fixed rate regardless of receipt point or delivery point into Florida.

                  Citrus Trading purchases and sells natural gas to end users in Florida. It currently has contracts to purchase and sell approximately 42 BBtu/d of natural gas. Citrus Trading sells gas to two customers at the present time. Citrus Trading's gas purchase contract with Duke Energy LNG is the subject of a dispute, and each party has provided notice of termination of the contract. Refer to Section IX.D., "Legal Proceedings", for further information. Citrus Trading sells gas to Auburndale Power Partners, LP and Progress Energy Florida, Inc., and buys gas through El Paso Merchant Energy, an affiliate of Southern Natural Gas. Refer to Section XIV.H.4.a., "Citrus Trading Contract Risk" for further information.

                  Citrus Trading makes sales pursuant to a blanket marketing certificate issued by FERC. The prices charged by Citrus Trading are not currently regulated by FERC. In a prior FERC proceeding, FERC had threatened to revoke Citrus Trading's blanket certificate, which would have prevented Citrus Trading from making sales for resale in interstate commerce at market rates, as opposed to cost-based rates (although Citrus Trading could make direct sales to end-users at market rates). By order dated June 25, 2003, FERC dismissed Citrus Trading from the proceeding, taking no action against it.

                  Citrus Energy Services is primarily in the business of providing operations and maintenance services to customers of Florida Gas and Citrus Trading. Due to increased insurance costs and pipeline integrity legislation that affects operators, Citrus Energy Services is in the process of exiting this business. The majority of the personnel operating Citrus Energy Services are direct employees of Florida Gas and to a lesser extent Citrus. Certain ENE entities provide management and support services to Citrus and its subsidiaries through an operating agreement that expired on June 30, 2001. Refer to Section IX.A.1.b., "Employees and Pipeline Services" for further information. Refer to Section XIV.H., "CrossCountry" for further information about Citrus and its subsidiaries.

                           (i)      EXPANSIONS.

                                    (A)      PHASE V EXPANSION. In April 2003,
Florida Gas completed its Phase V Expansion, which added approximately 167 miles of pipeline and approximately 133,000 hp of additional compression. The Phase V Expansion increased the Florida Gas pipeline system's capacity by approximately 428 BBtu/d. The cost of this project is estimated to be approximately $425 million, and is supported by incremental long-term firm transportation service agreements for substantially all incremental peak period capacity. As part of Florida Gas's Phase V Expansion, it acquired an undivided interest in Gulf South Pipeline Company's Mobile Bay lateral pipeline. This undivided interest gives the Florida Gas pipeline system approximately 300 BBtu/d of firm receipt capacity on the Mobile Bay lateral pipeline. This purchase was closed in March 2002, to coincide with the in-service date of the first stage of the Phase V Expansion, which occurred in April 2002. Additionally, Florida Gas constructed the necessary facilities to connect this lateral pipeline to its mainline in Mobile County, Alabama.

                                    (B)      PHASE VI EXPANSION. Florida Gas is
in the process of constructing approximately 33 miles of pipeline and approximately 18,600 hp of additional compression at existing compression stations, which will increase its summer capacity by approximately 121 BBtu/d. This expansion is estimated to cost approximately $100 million upon completion and is supported by incremental long-term firm transportation service agreements for substantially all incremental peak period capacity. FERC issued a preliminary determination approving all non-environmental matters on February 28, 2002, and Florida Gas received a final certificate approving the Phase VI Expansion on June 13, 2002. The initial stage of its Phase VI Expansion was placed in service on June 1, 2003, and, except for certain compression modifications, the remainder of the project was completed on November 1, 2003.

                                    (C)      FUTURE EXPANSIONS. Due to
increasing demand for natural gas in Florida, Florida Gas continues to pursue opportunities to expand its pipeline system to meet the growing market requirements. Florida Gas is currently evaluating future system enhancements and expansions.

                           (ii)     CUSTOMERS. As of December 31, 2002, the
Florida Gas pipeline system's peak period capacity was fully subscribed under firm transportation services agreements with approximately 140 customers. Florida Gas's pipeline system also has direct physical connections with Florida Gas's customers' local distribution systems and gas-fired electric generation facilities. Florida Gas predominantly serves two types of customers in Florida: electric generation and gas distribution. The electric generation customers, which account for approximately 80% of the total annual throughput on Florida Gas's pipeline system, have a seasonal load pattern characterized by higher summer demands, due to their air-conditioning load requirements. The gas distribution customers have a seasonal load pattern characterized by higher demands during the winter, due to the heating requirements of their residential and small commercial customers. Florida Gas also serves industrial customers in Florida that take gas at a fairly constant rate during the year, as well as industrial customers that take gas on a seasonal basis.

                  Florida Gas's largest customers for 2002 were Florida Power and Light Company, which contracted for approximately 45% of revenues, and TECO Energy Inc. and its affiliates,

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

which contracted for approximately 11% of revenues. Certain of Florida Gas's contracts have contingent termination or volume reduction rights. Although CrossCountry cannot assure that these rights will not be exercised, it does not anticipate that the exercise of these rights will have a material adverse impact on the financial condition of CrossCountry. Refer to Section XIV.H.1.d., "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  Approximately 94% of Florida Gas's revenues for 2002 were derived from the reservation revenues that the customer must pay regardless of volumes shipped. The reservation revenues are based on contracted-for transport volumes priced at the reservation tariff rate, subject to certain rate caps. The remaining 6% of revenues were usage revenues that Florida Gas's customers paid based on the volumes that were scheduled. After giving effect to the Phase VI Expansion, Florida Gas's pipeline system will have a summer-time peak load capacity of approximately 2.1 BBtu/d, with an historical average annual throughput load factor of over 85%.

                  Florida Gas's firm capacity is contracted at a high level through 2006. Many of Florida Gas's firm contracts have a "seasonal tilt," meaning that customers contract for a larger transportation quantity during their peak usage months than during off-peak months. Thus, Florida Gas has a larger percentage of its firm capacity under contract during the summer than during the winter. Over 90% of Florida Gas's peak capacity is fully contracted through 2010. After completion of the Phase VI expansion, Florida Gas's firm transportation agreements will have a weighted length of service in excess of 12 years.

                           (iii)    SUPPLY. Florida Gas's pipeline system
primarily receives natural gas from natural gas producing basins in the Louisiana and Texas Gulf Coast, Mobile Bay and offshore Gulf of Mexico. In addition, Florida Gas's pipeline system operates and maintains more than 40 interconnects with major interstate and intrastate natural gas pipelines, which provide Florida Gas's customers access to most major natural gas producing regions in the contiguous 48 states of the United States and in Canada.

                           (iv)     CITRUS GOVERNANCE. ENE and Southern Natural
Gas, a subsidiary of El Paso, each currently owns 50% of the outstanding shares of Citrus. Following the contribution of ENE's interest in Citrus to CrossCountry Citrus Corp, Citrus will be owned equally by CrossCountry Citrus Corp and Southern Natural Gas and will be governed by a six person board of directors, three of whom will be elected by CrossCountry Citrus Corp. and three of whom will be elected by Southern Natural Gas. Significant corporate governance, administration, transactions, policy, and operational decisions that affect Citrus and its subsidiaries must be approved by the Citrus board of directors, as required under the by-laws of Citrus and its subsidiaries. EOS, as operator, is responsible under the operating agreement for the day-to-day management of Citrus and the Florida Gas pipeline system. Refer to Section IX.A.1.b., "Employees and Pipeline Services" for further information.

                  ENE and El Paso are deemed "Principals" under the Capital Stock Agreement, that governs ownership and disposition of the shares of Citrus. Southern Natural Gas became a party to the Capital Stock Agreement in February 2003 upon the transfer from El Paso to Southern Natural Gas of the Citrus shares held by El Paso. On October 31, 2003, ENE filed with the Bankruptcy Court, under a notice of presentment, a motion for an order approving assumption and assignment of the Capital Stock Agreement to CrossCountry or its designee. Following assumption and assignment, CrossCountry or its designee will become the Principal under the Capital Stock Agreement. The deadline for filing objections to the motion is November 17, 2003. A hearing will be held on November 20, 2003 to consider the motion. If the motion is approved, ENE will be relieved from any obligations under the Capital Stock Agreement in accordance with section 365 of the Bankruptcy Code. If the motion is denied, El Paso's consent may be required for distribution of CrossCountry Common Stock pursuant to the terms of the Plan or a sale of CrossCountry to a third party, to the extent the Capital Stock Agreement remains binding on ENE. Refer to Section XIV.A.4., "Delayed Distribution or Non-Distribution of Plan Securities" for further information.

                  The Capital Stock Agreement contains restrictions on the transfer of Citrus's stock. For example, a Principal, or a Subsidiary which holds the Citrus stock, may only transfer its Citrus stock to a Subsidiary, ("Subsidiary" is defined under the Capital Stock Agreement as an entity in which a Principal, either directly or indirectly, holds 100% of the capital stock entitled to vote in the election of directors). In the event that a Subsidiary of a Principal that owns Citrus stock ceases to be a Subsidiary of such Principal, the Citrus stock must be transferred back to the Principal..

                  In addition, the Capital Stock Agreement contains certain rights of first refusal, which provide that, subject to limited exceptions, if a Principal desires to sell its shares of Citrus stock, or the shares held by a Subsidiary of such Principal, to a non-affiliate for cash, such shares must first be offered to the other Principal, in accordance with the conditions and procedures outlined in the Capital Stock Agreement.

                  The Capital Stock Agreement also provides that if either Principal experiences a change of control, the other Principal, known under the Capital Stock Agreement as the "Electing Principal," will have the option:

                  - to purchase for cash all of the Citrus stock owned by the Principal to which the change of control relates, known under the Capital Stock Agreement as the "Non-electing Principal"; or

                  - to require the Non-electing Principal to purchase for cash all of the Electing Principal's Citrus stock.

                  In either case, the Citrus stock must be purchased or sold for a purchase price determined in accordance with the Capital Stock Agreement.

                  c. Northern Plains. CrossCountry will hold its interest in Northern Border Partners through Northern Plains. Northern Plains, directly and through its subsidiary, Pan Border, holds a general-partner interest of approximately 1.65%, and a limited-partner interest of approximately 1.06%, in Northern Border Partners.

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

                   NORTERN BORDER PARTNERS OWNERSHIP STRUCTURE

                           BORDER PARTNERS STRUCTURE

                                    (GRAPH)


                   -------------------           -------------------
                       TransCanada                   CrossCountry
                    PipeLines Limited
                   -------------------           -------------------
                                 |                    |
                                 |                    |
                                 | 100%               |    100%
                         -------------------------------------------------------
                           Northwest          Northern             Pan Border
                            Border         Plains Natural   100%      Gas
                           Pipeline         Gas Company   _______   Company
                            Company          1.0% G.P.             0.65% G.P.
                           0.35% G.P.        1.06% L.P.
                         ------------------------------------------------------
                                                  |
                                                  |
                                                  |
----------------------      --------------------------------
TC PipeLines, L.P.(1)        Northern Border Partners, L.P.        ------------
                                                             _____    Public
     TC PipeLines            Northern Border Intermediate           Unitholders
     Intermediate                 Limited Partnership              ------------
 Limited Partnership
----------------------      --------------------------------
  |                                       |
  |                                       |
  |                                       |
  |     -----------------------------------------------------------------
  |     |       |           |          |          |          |          |
  | 30% | 70%   | 100%      | 100%     | 100%     | 100%     | 100%     | 100%
  |     |       |           |          |          |          |          |
----------  ---------  ----------  ---------  ---------  ---------  ---------
Northwest    Viking    Midwestern  Crestone   Bear Paw    Border      Black
 Border       Gas         Gas       Energy     Energy    Midstream    Mesa
Pipeline     Trans-     Trans-     Ventures,   L.L.C.    Services,  Holdings,
Company     mission    mission      L.L.C.                 Ltd.        Inc.
            Company    Company
----------  ---------  ----------  ---------  ---------  ---------  ---------


--------------------------

(1) TC PipeLines Intermediate Limited Partnership is a subsidiary of TC PipeLines, LP. TC PipeLines, LP is a publicly traded partnership whose general partner, TC PipeLines GP, Inc., is a wholly owned subsidiary of TransCanada PipeLines Limited.

                  In addition to the distributions received by Northern Plains on its limited-partner interests, Northern Plains also receives an incentive distribution from Northern Border Partners as a result of its ownership of general-partner interests in Northern Border Partners. Under the incentive distribution provisions of the Northern Border Partners partnership agreement, the general partners are entitled to incentive distributions if the amount distributed in any quarter exceeds $0.605 per common unit ($2.42 per common unit annualized). The general partners are entitled to 15% of amounts distributed in excess of $0.605 per common unit, 25% of amounts distributed in excess of $0.715 per common unit ($2.86 per common unit annualized), and 50% of amounts distributed in excess of $0.935 per common unit ($3.74 per common unit annualized). The amounts that trigger incentive distributions at various levels are subject to adjustment in certain events, as described in the Northern Border Partners partnership agreement. The actual level of distributions Northern Plains will receive in the future will vary with the level of distributable cash determined in accordance with the Northern Border Partners partnership agreement. The level of distributable cash that Northern Border Partners receives from Northern Border Pipeline, its largest subsidiary, is subject to a cash distribution policy that can only be modified by unanimous approval which includes entities not controlled by CrossCountry.

                  Northern Plains and Pan Border control 82.5% of the voting power on the Northern Border Partners partnership policy committee, which directs the activities of Northern Border Partners. The remaining 17.5% voting power on the Northern Border Partners partnership policy committee is held by Northwest Border Pipeline Company, a subsidiary of TransCanada PipeLines Limited. Pursuant to services and operating agreements, Northern Plains and NBP Services provide operating and administrative services to Northern Border Partners.

                  Northern Border Partners owns a 70% general partner interest in Northern Border Pipeline. The remaining 30% general partner interest in Northern Border Pipeline is owned by TC Pipelines Intermediate Limited Partnership, a subsidiary of TC Pipelines, LP, a publicly traded partnership. Northern Border Pipeline owns and manages a 1,249-mile natural gas pipeline system. The Northern Border Pipeline system consists of 822 miles of 42-inch diameter pipe from the Canadian border to Ventura, Iowa, capable of transporting a total of approximately 2.4 TBtu/d; 30-inch diameter pipe and 36-inch diameter pipe, each approximately 147 miles in length, capable of transporting approximately 1.5 TBtu/d in total from Ventura, Iowa to Harper, Iowa; 226 miles of 36-inch diameter pipe and 19 miles of 30-inch diameter pipe capable of transporting approximately 844 BBtu/d from Harper, Iowa to Manhattan, Illinois (Chicago area); and 35 miles of 30-inch diameter pipe capable of transporting approximately 545 BBtu/d from Manhattan, Illinois to a terminus near North Hayden, Indiana.

                  Along the Northern Border Pipeline system there are 16 compressor stations with a total of 499,000 hp and measurement facilities to support the receipt and delivery of gas at various points. Other facilities include four field offices and a microwave communication system with 51 tower sites. In the year ended December 31, 2002, Northern Border Partners estimated that Northern Border Pipeline transported approximately 20% of the total amount of natural gas imported from Canada to the United States.

                  The Northern Border Pipeline system serves more than 50 firm transportation shippers with diverse operating and financial profiles. Based upon shippers' contractual obligations, as of December 31, 2002, 91% of the firm capacity was contracted by producers and marketers. The remaining firm capacity was contracted to local distribution companies (6%), interstate pipelines (2%) and end-users (1%). As a result of commercial activity during July 2003, approximately 100% of Northern Border Pipeline's capacity is under contract through December 31, 2003 and, assuming no extensions of existing contracts or execution of new contracts, approximately 70% is under contract through December 31, 2004 and approximately 59% through December 31, 2005.

                  Midwestern, a subsidiary of Northern Border Partners, owns a 350-mile pipeline system extending from an interconnection with Tennessee Gas Transmission near Portland, Tennessee to a point of interconnection with several interstate pipeline systems near Joliet, Illinois. Midwestern's pipeline system serves markets in Chicago, Kentucky, southern Illinois, and Indiana. Midwestern's pipeline system consists of 350 miles of 30-inch diameter pipe with a capacity of approximately 650 BBtu/d for volumes transported from Portland, Tennessee to the north. There are seven compressor stations with a total of 69,070 hp.

                  Effective January 17, 2003, Northern Border Partners acquired Viking, including a one-third interest in Guardian Pipeline L.L.C., from Xcel Energy Inc. The Viking pipeline system extends from an interconnection with TransCanada near Emerson, Manitoba to an interconnection with ANR Pipeline Company near Marshfield, Wisconsin. Viking also has interconnections with NNG and Great Lakes Gas Transmission to serve markets in Minnesota, Wisconsin, and North Dakota. The Viking pipeline system consists of 499-miles of 24-inch diameter mainline pipeline with a design capacity of approximately 500 BBtu/d at the origin near Emerson, Manitoba and 300 BBtu/d at the terminus near Marshfield, Wisconsin, 95 miles of 24-inch mainline looping and 79 miles of smaller diameter lateral pipelines. There are eight compressor stations with a total of 68,650 hp. Based upon shipper contractual obligations as of December 31, 2002, approximately 72% of the firm transportation capacity is contracted by local distribution companies, 24% by marketers, and 4% by end-users. Viking's source of gas supply is the western Canadian sedimentary basin.

                  Through its ownership of Bear Paw Energy, LLC and Crestone Energy Ventures, Northern Border Partners has ownership interests in gathering systems in the Powder River, Wind River, and Williston basins and processing plants in the Wind River and Williston basins in the United States. Northern Border Partners also owns an interest in gathering pipelines in Alberta, Canada, through its subsidiary Border Midstream Services, Ltd. Northern Border Partners' subsidiary Black Mesa owns a 273-mile coal slurry pipeline and transports coal-water slurry via a pipeline in the southwestern United States. Northern Border Partners' gas gathering and processing segment provides services for the gathering, treating, processing and compression of natural gas and the fractionation of NGLs for third parties and related field services. Northern Border Partners does not explore for, or produce, crude oil or natural gas, and does not own crude oil or natural gas reserves. Refer to Section XIV.H.1.f., "Expansion of Northern Border Partners' Midstream Gas Gathering Business" for further information.

                  On October 24, 2003, Northern Border Partners announced that it recorded a non-cash charge in the third quarter 2003 of approximately $219 million to reflect asset and goodwill impairments for its natural gas gathering and processing business segment.

                  The impairment analyses were performed in accordance with Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangibles and SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 142 applies to goodwill for consolidated subsidiaries and became effective January 1, 2002. Under the standard, companies no longer amortize goodwill but are required to perform annual assessments of whether the book value of the goodwill is impaired. As indicated in Northern Border Partners' second quarter 2003 10-Q, the annual SFAS No. 142 impairment test was accelerated from the fourth quarter to the third quarter due to lower throughput volumes experienced and anticipated in the Powder River gathering systems. Northern Border Partners also performed an analysis of the carrying value of all of the tangible assets in the natural gas gathering and processing business segment under SFAS No. 144. The impairment charges are comprised of approximately $76 million related to the tangible assets in the Powder River Basin and approximately $143 million for the goodwill related to Northern Border Partners' gas gathering and processing segment. (For further information, reference Northern Border Partners' report for third quarter 2003 on Form 10-Q, which is required to be filed by November 14, 2003.)

                  Additional information concerning the business of Northern Border Partners is contained in Northern Border Partners' 2002 annual report on Form 10-K, quarterly reports for the first, second and third quarters 2003 on Form 10-Q (Northern Border Partners' Form 10-Q for the third quarter of 2003 is required to be filed by November 14, 2003), and current reports on Form 8-K, which are available in the "Related Documents" section at http://www.enron.com/corp/por/. For financial information on Northern Border Partners, refer to the consolidated financial statements of Northern Border Partners and related Management's Discussion and Analysis of Financial Condition and Results of Operations included in Northern

Border Partners' annual report on Form 10-K. The Debtors did not prepare these reports, but they contain information which may be relevant to the Creditors' decision to approve the Plan.

         3.       COMPETITION

                  The interstate Pipeline Businesses compete with other pipeline companies for transportation customers on the basis of transportation rates, access to competitively priced supplies of natural gas in markets served by the pipelines, and the quality and reliability of transportation services. The competitiveness of transportation services on a given pipeline to any market is generally determined by the total delivered natural gas price from a particular supply basin to the market served by the pipeline. The cost of transportation on the pipeline is only one component of the total delivered cost.

                  Overall, the interstate Pipeline Businesses' transportation volumes are also affected by factors such as the availability and economic attractiveness of other energy sources. Hydroelectric generation, for example, may become available based on ample snowfall and displace demand for natural gas as a fuel for electric generation. In providing interruptible and short-term transportation service, the interstate Pipeline Businesses also compete with released capacity offered by shippers holding firm contract capacity on their pipelines.

                  a. TRANSWESTERN. Transwestern competes with several interstate pipelines to serve the California market. These major competitors are Pacific Gas and Electric-Gas Transmission Northwest Corporation, Kern River, El Paso Natural Gas, and Southern Trails Pipeline Company. Pacific Gas and Electric-Gas Transmission Northwest Corporation transports western Canadian supplies and Kern River transports Rocky Mountain supplies to the California markets. Like Transwestern, El Paso Natural Gas transports southwest United States supplies from the San Juan, Permian, and Anadarko basins to the California border. Southern Trails Pipeline Company carries approximately 80 BBtu/d from the San Juan area to the California border. Transwestern's pipeline capacity currently represents approximately 15% of the available pipeline capacity to the California markets. Transwestern and El Paso Natural Gas are the only interstate pipelines that currently serve the Arizona and New Mexico markets.

                  Kern River has completed an expansion that increased its capacity capable of reaching the California border by approximately 900 BBtu/d. The Kern River expansion was placed in-service May 1, 2003. El Paso Natural Gas received FERC approval to complete its "Power Up" Project adding additional transportation capacity of 320 BBtu/d to the California border by April 1, 2005. When the primary term of Transwestern's firm contracts expire, competition from Kern River and El Paso Natural Gas may have a material adverse effect on Transwestern's ability to extend its contracts at maximum tariff rates. Refer to
Section XIV.H.1.d., "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  b. CITRUS. Historically, the Florida Gas pipeline system has been the only interstate natural gas pipeline system serving peninsular Florida. This changed on May 28, 2002, when Phase I of the Gulfstream expansion was placed into service. Gulfstream is sponsored by a joint venture of Duke Energy Corporation and The Williams Companies. According to Gulfstream's press releases, Phase I of the Gulfstream project consists of a 581-mile pipeline system that originates near Pascagoula, Mississippi and Mobile, Alabama and traverses the Gulf of Mexico to Florida, coming onshore near Tampa in Manatee County, Florida. Gulfstream's filings with FERC report that Gulfstream has firm contracts for over approximately 300 BBtu/d on a pipeline with a certificated capacity of approximately 1 TBtu/d. CrossCountry understands that Gulfstream has direct connections with six of Florida Gas's customers.

                  Gulfstream has interconnects with Florida Gas's pipeline system in Hardee and Osceola Counties, Florida. Gulfstream has proposed a Phase II expansion across central Florida, which would ultimately extend its pipeline system to Palm Beach County. Gulfstream's Phase II expansion was originally scheduled to be placed into service on or about June 1, 2003, but Gulfstream has delayed the Phase II expansion in-service date.

                  In a May 30, 2003 press release, Gulfstream announced the execution of a 23-year firm transportation agreement with Florida Power & Light Company in which Gulfstream will provide up to 350 BBtu/d of firm gas transportation service for their planned Martin and Manatee repowering projects in mid-2005.

                  Gulfstream's primary future target markets are expected to be gas-fired electric generation projects that are anticipated to be developed over the next 10 years. Gulfstream's proposed tariff rates after the completion of its Phase II expansion are expected to be comparable to Florida Gas's incrementally priced firm transportation service rate schedule (FTS-2). Gulfstream may directly compete with Florida Gas to serve several customers. This would not affect the collection of the reservation revenues on Florida Gas's current contracts, but it could impact the usage of Florida Gas's facilities. CrossCountry believes that Florida Gas's contracts expiring prior to 2015 (FTS-1 contracts) will not be materially impacted by Gulfstream, as the reservation rates under these contracts are lower than Gulfstream's current tariff. However, when the primary terms of the first FTS-2 contracts expire in 2015, competition from Gulfstream may have a material adverse effect on Florida Gas's ability to extend such contracts at maximum tariff rates. Refer to Section XIV.H.1.d., "Maintenance and Expiration of Transportation Service Agreements" for further information.

                  Florida Gas also serves the Florida panhandle, where it competes with Gulf South Pipeline Company and the natural gas transportation business of the South Georgia system, which is owned by Southern Natural Gas. Florida Gas faces additional competition to a lesser degree, from alternate fuels, including residual fuel oil, in the Florida market, as well as from proposed LNG facilities.

                  c. NORTHERN PLAINS. Northern Border Pipeline and Viking compete with other pipeline companies that transport natural gas from the western Canadian sedimentary basin or that transport natural gas to end-use markets in the midwest United States. Their competitive positions are affected by the availability of Canadian natural gas for export, the availability of other sources of natural gas and demand for natural gas in the United States. Demand for transportation services on these pipeline systems is affected by natural gas prices, the relationship between export capacity and production in the western Canadian sedimentary basin, and natural gas shipped from producing areas in the United States. Shippers of natural gas produced in the western Canadian sedimentary basin also have other options to transport Canadian natural gas to the United States, including transportation on the Alliance Pipeline and

TransCanada's pipeline system, through various interconnects with U.S. interstate pipelines or to markets on the west coast of the United States.

                  Midwestern can receive and deliver gas at either end of its pipeline system, which makes it a header pipeline system. Consequently, Midwestern faces competition from multiple supply sources and interstate pipelines. In the Chicago market, Midwestern competes with pipelines transporting gas from the Gulf Coast and the mid-continent and gas sourced from Canada. In the Indiana and Western Kentucky markets, Midwestern competes primarily against pipelines transporting gas from the Gulf Coast and mid-continent into these markets.

         4.       DEMAND FOR NATURAL GAS PIPELINE TRANSPORTATION CAPACITY

                  The long-term financial condition of the Pipeline Businesses is dependent on the continued availability of economic natural gas supplies. Natural gas reserves may require significant capital expenditures by others for exploration and development drilling and the installation of production, gathering, storage, transportation, and other facilities that permit natural gas to be produced and delivered to pipelines that interconnect with the Pipeline Businesses' pipeline systems. Low prices for natural gas, regulatory limitations or the lack of available capital for these projects could adversely affect the development of additional reserves and the production, gathering, storage, and pipeline transmission of natural gas supplies.

                  Each of the interstate Pipeline Businesses also depends on the level of demand for natural gas in the markets the interstate Pipeline Businesses serve. The volumes of natural gas delivered to these markets from other sources affect the demand for both the natural gas supplies and the use of the pipeline systems. Demand for natural gas to serve other markets also influences the ability and willingness of shippers to use the interstate Pipeline Businesses' systems to meet demand in the markets that the interstate Pipeline Businesses serve.

                  A variety of factors could affect the demand for natural gas pipeline capacity in the markets that the interstate Pipeline Businesses serve. These factors include:

                  -        economic conditions;

                  -        fuel conservation measures;

                  -        alternative energy availability and prices;

                  -        gas storage inventory levels;

                  -        climatic conditions;

                  -        government regulation; and

                  - technological advances in fuel economy and energy generation devices.

                  The interstate Pipeline Businesses' primary exposure to market risk occurs at the time existing transportation contracts expire and are subject to renegotiation. A key determinant of the value that customers can realize from firm transportation on a pipeline is the basis differential or market price spread between two points on the pipeline and/or competition from other pipelines or other fuels. The difference in natural gas prices between the points along the pipeline where gas enters and where gas is delivered represents the gross margin that a customer can expect to achieve from holding transportation capacity at any point in time. This margin and its variability become important factors in determining the rates customers are willing to pay when they renegotiate their transportation contracts. The basis differential between markets can be affected by trends in production, available capacity, storage inventories, weather, and general market demand in the respective areas.

                  CrossCountry cannot predict whether these or other factors will have an adverse effect on demand for use of the interstate Pipeline Businesses to be contributed to CrossCountry or how significant that adverse effect could be. Refer to Section XIV.H.1.i., "Significant Decrease in Demand for Natural Gas" for further information.

         5.       SEASONALITY

                  Transwestern's demand is not distinguished by strong seasonal patterns. Demand for delivery capacity to the western market is impacted by natural gas requirements for electric generation in the Southwest region, which can be significantly impacted by high/low hydro-electric power generation levels available from the Pacific Northwest. Management of storage fields in California allow utilities to levelize peak demand for natural gas. Demand for delivery capacity to the eastern market can be impacted by electric generation gas requirements in the Texas intrastate markets for summer air conditioning loads and by demand for winter heating gas requirements in the Midwestern markets. With minor exceptions, Transwestern's long-term transportation agreements are not subject to seasonal fluctuations in demand revenues.

                  Florida Gas has experienced significant fluctuation in seasonal demand for natural gas transportation into Florida, with historically the highest throughput occurring from May through September. Florida Gas's contracted for base capacity peaks in the summer to coincide with the electric load needed to provide air conditioning in the Florida market. In spite of seasonal fluctuations, Florida Gas's pipeline system has consistently exceeded an annual pipeline throughput load factor of over 85%. However, because of the straight-fixed variable (SFV) rate design implemented in 1993, these seasonal fluctuations have not had a material impact on Florida Gas's revenues or net income. For the last several years, the higher cost of competing fuel to Florida Gas's customers has created additional demand for natural gas, and the pipeline throughput has remained at high levels effectively year round; however, price differentials between competing fuels and natural gas fluctuate on a periodic basis. CrossCountry cannot predict whether or to what extent these conditions will continue.

                  Throughput on Northern Border Partners' pipelines may experience seasonal fluctuations depending upon the level of winter heating load demand or summer electric generation usage in the markets served by the pipeline systems. However, since approximately 98% of the agreed upon cost of service for these pipelines is attributable to demand charges, Northern Border Partners' revenues are not impacted materially by such seasonal throughput variations.

         6.       REGULATORY ENVIRONMENT

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

                  The interstate Pipeline Businesses to be contributed to CrossCountry pursuant to the formation transactions are regulated by FERC under the Natural Gas Act of 1938 and the Natural Gas Policy Act of 1978. Generally, FERC's authority extends to:

                  -        transportation of natural gas;

                  -        rates and charges;

                  - certification and construction or acquisition of facilities;

                  -        abandonment of facilities;

                  -        initiation and discontinuation of service;

                  -        maintenance of accounts and records;

                  - relationships between pipelines and their marketing affiliates;

                  -        terms and conditions of service; and

                  -        depreciation and amortization policies.

                  FERC regulates the rates and charges for transportation in interstate commerce. Natural gas companies may not charge rates exceeding rates determined to be just and reasonable by FERC. Generally, rates for interstate pipelines are based on the applicable pipeline's cost of service, including recovery of, and a return on, the pipeline's actual historical net investment. In addition, FERC prohibits natural gas companies from unduly preferential or discriminatory treatment of any person with respect to pipeline rates or terms and conditions of service. Some types of rates may be discounted without further FERC authorization and rates may be negotiated subject to FERC approval. The rates and terms and conditions for service are found in FERC approved tariffs. Under its tariff, an interstate pipeline is allowed to charge for its services on the basis of stated transportation rates. Transportation rates are established periodically in FERC proceedings known as rate cases. The tariff also allows the interstate pipeline to provide services under negotiated and discounted rates.

                  The fees or rates established under the interstate Pipeline Businesses' tariffs are a function of their costs of providing services to their customers, including a reasonable return on invested capital; consequently, their financial results have historically been relatively stable. However, these results can be subject to volatility due to factors such as weather, changes in natural gas prices and market conditions, regulatory actions, competition, and the creditworthiness of customers. From time to time, the interstate Pipeline Businesses file to make changes to their tariffs to clarify provisions, to reflect current industry practices and to reflect recent FERC changes in regulations and other rulings. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information.

                  FERC Order No. 636 required interstate natural gas pipelines that perform open access transportation under blanket certificates to "unbundle" or separate their traditional merchant sales services from their transportation and storage services. In addition Order No. 636

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required pipelines to provide comparable transportation and storage services with respect to all natural gas supplies, whether such natural gas is purchased from the pipeline or from other merchants such as marketers or producers. Each interstate natural gas pipeline is required to separately state the applicable rates for each unbundled service. Except for certain marketing subsidiaries, the Pipeline Businesses proposed to be contributed to CrossCountry pursuant to the formation transactions do not provide merchant services, except for Transwestern, which provides sales service to certain small customers.

                  On February 9, 2000, FERC issued Order No. 637, which amended specified regulations governing interstate natural gas transmission companies in response to the development of more competitive markets for natural gas and the transportation of natural gas. Among other things, FERC Order No. 637 revised FERC pricing policy by waiving price ceilings for short-term released interstate pipeline transportation capacity for a two-year period (which expired on September 30, 2002), and effected changes in FERC regulations relating to interstate transportation scheduling procedures, capacity segmentation, pipeline penalties, rights of first refusal and information reporting. Most major aspects of Order No. 637 are pending judicial review. It is uncertain whether and to what extent FERC's market reforms will survive judicial review and, if so, whether FERC's actions will achieve the goal of further increasing competition in natural gas markets. The final rule also required the posting of corporate and pipeline organizational charts, names, and job descriptions. The reporting requirements became effective September 1, 2000.

                  The interstate Pipeline Businesses are also subject to the requirements of FERC Order Nos. 497 and 566, which prohibit preferential treatment by an interstate natural gas pipeline of its marketing affiliates and govern the information an interstate natural gas pipeline can provide to its marketing affiliates. On September 27, 2001, FERC issued a NOPR in Docket No. RM01-10 in which it proposed new standards of conduct that would apply uniformly to natural gas pipelines and public utilities transmitting electricity. FERC is proposing one set of standards to govern relationships between such regulated natural gas and electric transmission providers and all energy affiliates. Should a final rule be issued in this proceeding, the interstate Pipeline Businesses to be contributed to CrossCountry pursuant to the formation transactions may be subject to standards that could result in additional costs and separation of functions and staffing with its affiliates. In May 2002, FERC held a technical conference on the proposed rulemaking. To date, FERC has not acted on the proposal.

                  On July 17, 2002, FERC issued a Notice of Inquiry Concerning Natural Gas Pipeline Negotiated Rate Policies and Practices in Docket No. PL02-6-000. Subsequently, FERC issued an order on July 25, 2003, modifying its prior policy on negotiated rates. FERC ruled that it would no longer permit the pricing of negotiated rates based upon natural gas commodity price indices. Negotiated rates based upon such indices may continue until the end of the contract period for which such rates were negotiated, but such rates will not be prospectively approved by FERC. FERC also imposed certain requirements on other types of negotiated rate transactions to ensure that the agreements embodying such transactions do not materially differ from the terms and conditions set forth in the tariff of the pipeline entering into the transaction. Since the Pipeline Businesses do not derive a significant source of their revenues from negotiated rate transactions, this FERC ruling is not expected to have a material effect on their businesses.

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                  Recent FERC orders in proceedings involving other natural gas pipelines have addressed certain aspects of the pipelines' creditworthiness provisions set forth in their tariffs. In addition, industry groups such as the Northern American Energy Standards Board are studying creditworthiness standards and may recommend that FERC promulgate changes in such standards on an industry-wide basis. The enactment of some of these recommendations may have the effect of easing certain creditworthiness standards and parameters currently reflected in the interstate Pipeline Businesses' tariffs. Recent FERC orders have indicated, however, that pipelines are free to negotiate credit terms relative to the construction of new facilities by a pipeline, which are then effective for the term of the contract and are not superceded by tariff provisions once the facilities are completed. At this stage of the rulemaking proceedings, however, CrossCountry cannot predict what changes may be required, if any, or the ultimate impact, if any, such changes would have on the Pipeline Businesses.

                  On August 1, 2002, FERC issued a NOPR in Docket No. RM02-14-000 regarding the regulation of the cash management practices of the natural gas and other companies that it regulates. On June 26, 2003, FERC issued an interim rule in that proceeding that amended FERC's regulations to provide for documentation requirements for cash management programs and to implement new reporting requirements. Specifically, under the interim rule, all cash management agreements between regulated entities and their affiliates must be in writing, must specify the duties and responsibilities of cash management participants and administrators, must specify the methods for calculating interest and for allocating interest income and expense, and must specify any restrictions on deposits or borrowings by participants. A FERC-regulated entity must file with FERC any cash management agreements to which it is a party, as well as any subsequent changes to such agreements. In addition, a FERC-regulated entity must notify FERC when its proprietary capital ratio falls below 30%. Such notification must include the entity's proprietary capital ratio, the significant event(s) or transaction(s) that contributed to the proprietary capital ratio falling below 30%, the extent to which the entity has amounts loaned or advanced to others within its corporate group through its cash management program, and plans, if any, to raise its proprietary capital ratio. The entity is also required to notify FERC when the entity's proprietary capital ratio subsequently returns to or exceeds 30%. This FERC ruling is not expected to have a material effect on CrossCountry.

                  Also on August 1, 2002, FERC's Chief Accountant issued an Accounting Release providing guidance on how companies should account for money pool arrangements and the types of documentation that should be maintained for these arrangements. However, the Accounting Release did not address the proposed requirement that a FERC-regulated entity maintain a minimum proprietary capital balance of 30% and that the entity and its parent have investment-grade credit ratings. Requests for rehearing were filed on August 30, 2002. FERC has not yet acted on the rehearing requests. Although it cannot predict the outcome of the rehearing, CrossCountry does not expect that FERC's proposed accounting rules/guidance will have a material adverse impact on the interstate Pipeline Businesses' cash management practices.

                  The Pipeline Safety Improvement Act of 2002, Public Law 107-355, was signed into law on December 17, 2002, providing guidelines in the areas of risk analysis and integrity management, public education programs, verification of operator qualification programs and filings with the National Pipeline Mapping System. The Pipeline Safety Improvement Act of 2002 requires pipeline companies to perform integrity assessments on pipeline segments that

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exist in high population density areas or near specifically identified sites that are designated as high consequence areas. Pipeline companies are required to perform the integrity assessments within ten years of the date of enactment and must perform subsequent integrity assessments on a seven-year cycle. At least 50% of the highest risk segments must be assessed within five years of the enactment date. The risk ratings are based on numerous factors, including the population density in the geographic regions traversed by a particular pipeline, as well as other factors related to the condition of the pipeline and its protective coating and the pipeline segment's susceptibility or vulnerability to various other integrity threats, such as third-party damage. Assessments will consist of hydrostatic testing, internal electronic testing, or direct assessment of the piping. In addition, within one year of the law's enactment, the Pipeline Businesses' operator qualification programs, in force since the mandatory compliance date of October 2002, must also conform to standards the DOT is responsible for providing. The regulations implementing the Pipeline Safety Improvement Act of 2002 are not yet final. Rules on integrity management, direct assessment usage, and the operator qualification standards are mandated by the Pipeline Safety Improvement Act of 2002 to be completed by December 17, 2003. CrossCountry cannot predict the outcome or impact of these rules and regulations. The interstate Pipeline Businesses have made the required filings with the national Pipeline Mapping System, and have reviewed and revised their Public Education Program, both as required by the Pipeline Safety Improvement Act of 2002.

                  Additional proposals that might affect the natural gas pipeline industry are considered from time to time by Congress, FERC, the DOT, other Federal agencies, state regulatory bodies, and the courts. CrossCountry cannot predict when or if any new proposals might be implemented or, if so, how CrossCountry's Pipeline Businesses might be impacted.

                  CrossCountry is a subsidiary of ENE, currently an exempt holding company under PUHCA. In a proceeding regarding the status of ENE's exemption, an SEC Administrative Law Judge issued an initial decision on February 6, 2003, denying ENE's exemption, and ENE subsequently petitioned the SEC for review of that decision. The SEC granted ENE's petition and briefing has been completed. ENE continues to be exempt pending the SEC's final order. If ENE cannot maintain an exemption under PUHCA and it must register as a holding company, ENE and its subsidiaries, including CrossCountry, may become subject to additional regulation by the SEC under PUHCA with respect to certain matters, including transactions with ENE and its subsidiaries. Refer to Section XIV.E.2., "PUHCA" for further information.

                  a. TRANSWESTERN. In January 2002, FERC initiated an audit of Transwestern's compliance with FERC's accounting and reporting requirements and regulations, including requirements and regulations relating to cash management practices. On September 8, 2003, FERC issued an order finding that the audit did not identify any instances of non-compliance with such requirements and regulations.

                  On July 27, 1995 and on October 16, 1996, respectively, FERC approved Transwestern's 1995 Global Settlement and 1996 Mini-Settlement (Docket Nos. RP95-271, et al.) resolving all issues related to Southern California Gas's turnback of capacity, all outstanding issues in the Transwestern's Order 636 restructuring proceeding, its pending certificate proceedings relating to the abandonment of gathering facilities and other rate proceedings. The

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Global and Mini-Settlements established rates applicable to seven shippers (or their successors) specified as Current Firm Customers in Transwestern's tariff. The rates applicable to the Current Firm Customers were originally lower than the maximum tariff rates applicable to other customers, but escalate each year based on inflation, with a minimum annual increase of 2% and a maximum annual increase of 5%. The Global Settlement also provided that, effective November 1, 2001, Transwestern would be at risk for recovery of all costs assigned to unsubscribed capacity.

                  Transwestern has completed its transition under Order No. 636, unbundling its transportation services and eliminating its sales service obligation as required by Order 636. Transwestern's tariff formula was designed to recover a cost of service that would reflect an 11.50% return on equity with a pre-tax return of 14.65%. These returns were part of Transwestern's 1994 rate case settlement.

                  In Order No. 637, FERC made changes to its current regulatory model to enhance the effectiveness and efficiency of gas markets as they have evolved since Order No. 636. On August 17, 2000, and again on December 21, 2002, Transwestern filed changes to its tariff to comply with Order No. 637. In an order issued October 10, 2002, FERC found that Transwestern had generally complied with Order No. 637 and required Transwestern to file tariff sheets in compliance with the October 10, 2002 Order. On November 12, 2002, Transwestern made its filing in compliance with the October 10, 2002 Order. The compliance filing was accepted by a FERC order issued on December 30, 2002 with tariff sheets effective January 1, 2003.

                  In February 2001, Transwestern filed negotiated rate transactions in Docket Nos. RP97-288-009, 010, 011 and 012 with Sempra Energy Trading and Richardson Products Company containing index based rates. On March 2, 2001, FERC issued an order accepting Transwestern's negotiated rates transactions in the above-referenced proceedings, subject to refund and subject to a further FERC order on the merits. On July 26, 2001, FERC issued an order setting these proceedings for an expedited hearing, which was held on August 29, 2001. Based on the testimony and other evidence presented at the hearing, the presiding administrative law judge issued findings of fact and law favorable to Transwestern. Subsequent to the filing of these negotiated rate transactions, Transwestern filed additional negotiated rate transactions in other dockets. FERC also accepted those transactions, subject to refund and subject to the outcome of the proceedings in Docket Nos. RP97-288-009, 010, 011 and 012. On July 17, 2002, FERC issued an order that rejected the findings of the administrative law judge and that required Transwestern to refund the amounts by which the negotiated rate transactions with Sempra Energy Trading and Richardson Products Company exceeded Transwestern's applicable maximum tariff rates. In the order, FERC states that Transwestern violated the terms of its FERC gas tariff and its website. The focus of the order was Transwestern's pricing of transportation service based on differentials in commodity price indices. FERC precluded Transwestern from entering into new contracts priced on that basis for a one-year period, which expired July 17, 2003. Transwestern subsequently negotiated with its customers a settlement of all pending negotiated rate proceedings with the exception of the rate proceedings in connection with the Red Rock expansion project. This settlement has been approved by FERC and Transwestern made the refunds of approximately $9.9 million (including interest of $1.1 million), required by the settlement on March 14, 2003.

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

                   The Red Rock expansion contracts provide for a one part fixed demand rate that is not tied to differentials in commodity price indices. Although the Red Rock expansion contracts do not involve index-based pricing, they do provide for pricing in excess of Transwestern's maximum rates. If FERC changes its current policy permitting such pricing, Transwestern may be required to modify the rates payable under those agreements and make refunds of amounts already collected in excess of maximum tariff rates.

                  On March 29, 2001, Transwestern filed with FERC a Section 7(b)/7(c) application for Transwestern's Red Rock expansion requesting permission and approval to: (1) abandon in-place existing units totaling 49,500 hp at Transwestern's pipeline Stations 1, 2, 3, and 4, and (2) install a 41,500 hp unit at each station, resulting in approximately 150,000 MMBtu/d of incremental firm capacity from Thoreau, New Mexico to the California border. Transwestern received a FERC order dated July 16, 2001 approving its application request, and commenced construction on December 26, 2001. On November 26, 2001, Transwestern filed a request with FERC to extend the construction completion date for Station 4 to July 16, 2003. Transwestern does not anticipate that it will place Station 4 in-service under this authorization. The Red Rock expansion was placed in-service on June 15, 2002.

                  On August 1, 2002, FERC issued an Order to Respond in Docket No. IN02-6-000. The August 1, 2002 Order required Transwestern to provide, within 30 days of the date of the August 1, 2002 Order, written responses stating why FERC should not find that Transwestern: (1) violated FERC's Uniform System of Accounts by failing to maintain written cash management agreements with their parent company; (2) acted imprudently in entering into certain secured loan arrangements; and (3) should be prohibited from passing costs arising from such loans and arrangements on to ratepayers in future rate proceedings before FERC. On September 3, 2002, Transwestern filed a written response with FERC. On October 31, 2002, FERC issued an Order Approving Stipulation and Consent Agreement approving a Stipulation and Consent Agreement between FERC's Chief Accountant, Division of Enforcement and Investigations, Office of Market Oversight and Investigations, and Transwestern. The stipulation provides, among other things, that: (a) Transwestern will comply with the final rule regarding written cash management practices resulting from FERC's NOPR, Regulation of Cash Management Practices, in Docket No. RM02-14-000 issued August 1, 2002; (b) Transwestern will not include the costs associated with the $550 million loan entered into by Transwestern on November 13, 2001 in any future rate proceedings before FERC; and (c) FERC reserves the right to determine, in any future proceeding under Section 4 of the Natural Gas Act, whether the costs associated with any future refinancing of the $550 million loan entered into by Transwestern on November 13, 2001 are just and reasonable.

                  On November 21, 2002, the "Indicated Shippers" filed a request for clarification and/or rehearing of the October 31, 2002 Order. The Indicated Shippers contend that language in the October 31, 2002 Order is inconsistent with the terms of the stipulation. Specifically, the Indicated Shippers argue that certain language in the October 31, 2002 Order would preclude Transwestern from passing through to its rate payers the costs of any refinancing or replacement of the original $550 million loan, while the stipulation itself contains no such prohibition. On December 2, 2002, Transwestern filed a response to the Indicated Shippers' pleading, which sets forth Transwestern's arguments that there is no such inconsistency, and, alternatively, if such an inconsistency does exist, it must be resolved in favor of the language in the stipulation. FERC

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

has not yet acted on either the Indicated Shippers' request for clarification and/or rehearing or Transwestern's response to such request.

                  Transwestern has entered into compression services agreements with ECS, a non-Debtor ENE affiliate, and continues to perform under the terms of such agreements. The agreements require ECS to provide electric horsepower capacity and related horsepower hours to be used to operate the Bisti, Bloomfield, and Gallup electric compressor stations located in New Mexico for which Transwestern pays ECS a compression service charge in cash and in volumes of natural gas. In addition, ECS is required to pay Transwestern a monthly operating and maintenance fee to operate and maintain certain equipment owned by ECS at the facilities. On March 26, 2003, FERC issued a show cause order to ECS that required ECS to demonstrate why it did not violate the terms of its blanket natural gas marketing authorization from FERC when ECS allegedly engaged in certain transactions on the EnronOnline(R) electronic trading platform. On June 25, 2003, FERC issued an order that revoked ECS's blanket authorization. However, this order also provided ECS limited authorization for the sole use of marketing gas entitlements accrued under ECS's existing compression services agreements, which include the agreements ECS has entered into with Transwestern.

                  Under the terms of Transwestern's 1995 Global Settlement and 1996 Mini-Settlement discussed above, Transwestern is required to file a rate case with FERC to become effective no later than November 2006. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information about the risks inherent in FERC rate reviews.

                  b. CITRUS. In a series of orders issued in 1993, FERC approved Florida Gas's FERC Gas Tariff, Third Revised Volume No. 1, pursuant to which Florida Gas implemented the provisions of FERC Order No. 636 on November 1, 1993. The Order No. 636 tariff provided for unbundled firm and interruptible transportation services in Florida Gas's Western Division (Texas, Louisiana, Mississippi and Alabama) and Florida Gas's Market Area (Florida) and implemented the SFV rate design required by Order 636.

                  Florida Gas is currently subject to an audit by FERC of Florida Gas's compliance with FERC's accounting and reporting requirements and regulations, including, without limitation, requirements and regulations relating to cash management practices. FERC has submitted numerous data requests as part of that audit, and Florida Gas has responded to each of those data requests. It is currently not known whether the audit has been completed or what further information, if any, may be requested in connection with such audit or what the ultimate conclusions or results of such audit will be.

                  On March 1, 1995, Florida Gas placed into service its Phase III Expansion, which increased Florida Gas's market area capacity by approximately 530 BBtu/d to a total of approximately 1.4 TBtu/d. Because the cost of the much needed expansion, if rolled into existing rates, would have resulted in a rate increase to existing customers disproportionate to benefits they received, firm market area transportation service through the additional capacity is provided pursuant to an incrementally priced rate schedule, FTS-2. Florida Gas maintains separate accounting records and establishes separate maximum tariff rates for service through the capacity existing prior to the Phase III Expansion and for service through the capacity created by the Phase III Expansion and subsequent expansions.

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

                  Florida Gas currently offers firm and interruptible transportation service in its Western Division under Rate Schedules FTS-WD and ITS-WD, respectively. Florida Gas offers firm transportation service into its Market Area under Existing System Rate Schedules SFTS (for certain small customers) and FTS-1, and under Incremental System Rate Schedule FTS-2. In addition, Florida Gas offers market area interruptible transportation under Rate
Schedule ITS-1. Florida Gas also offers a system-wide balancing service, when operating conditions permit, under Rate Schedule PNR.

                  Florida Gas's currently effective maximum tariff rates were established pursuant to the settlement of Florida Gas's Natural Gas Act Section 4 rate case filed in Docket No. RP96-366. Customers receiving service under Rate Schedule FTS-2, however, are being charged rates that currently are less than the maximum tariff rates applicable to Rate Schedule FTS-2 as a result of a discount agreed to in the settlement reached in Florida Gas's Phase IV Expansion proceeding and provisions in FERC orders in subsequent expansion proceedings. Pursuant to the rate case settlement and the Phase IV Settlement, Florida Gas filed a Natural Gas Act Section 4 rate case on October 1, 2003. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information about the risks inherent in FERC rate reviews.

                  On December 1, 1998, Florida Gas filed a Natural Gas Act
Section 7 certificate application with FERC in Docket No. CP99-94-000 to construct 205 miles of pipeline in order to extend the pipeline to Ft. Myers, Florida and to expand capacity by approximately 272,000 MMBtu/d (Phase IV Expansion). Expansion costs were estimated at $351 million. Florida Gas requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On June 2, 1999, Florida Gas filed a Stipulation and Agreement (Phase IV Settlement) which resolved all non-environmental issues raised in the certificate proceeding and modified the Rate Case Settlement to provide that Florida Gas could not file a general rate case to increase its base tariff rates prior to October 1, 2001 (except in certain limited circumstances), but was required to file a general rate case no later than October 1, 2003. The Phase IV Settlement was approved by FERC by order issued July 30, 1999, and became effective thirty days after the date that Florida Gas accepted an order issued by FERC approving the Phase IV Expansion project.

                  On August 23, 1999, Florida Gas amended its application on file with FERC to eliminate a portion of the proposed facilities (that would be delayed until the Phase V Expansion). The amended application reflected the construction of 139.5 miles of pipeline and an expansion of capacity in order to provide incremental firm service of approximately 196,405 MMBtu on an average annual day, with estimated project costs of $262 million. The Phase IV Expansion was approved by a FERC order issued February 28, 2000, and accepted by Florida Gas on March 29, 2000. The Phase IV Expansion was placed in service on May 1, 2001. Total costs through December 31, 2002 were $244 million.

                  On December 1, 1999 Florida Gas filed a Natural Gas Act
Section 7 certificate application with FERC in Docket No. CP00-40-000 to construct 215 miles of pipeline and 90,000 hp of compression and to acquire an undivided interest in the existing Mobile Bay Lateral owned by Koch Gateway Pipeline Company (now Gulf South Pipeline Company, LP), in order to expand the system capacity to provide incremental firm service to several new and existing customers of approximately 270,000 MMBtu on an average annual day (Phase V Expansion).

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

Expansion and acquisition costs were estimated at $437 million. Florida Gas requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On August 1, 2000 and September 29, 2000, Florida Gas amended its application on file with FERC to reflect the withdrawal of two customers, the addition of a new customer and to modify the facilities to be constructed. The amended application reflected the construction of 167 miles of pipeline and 133,000 hp of compression to create additional capacity to provide approximately 306 MMBtu/d of incremental firm service. The estimated cost of the revised project was $462 million. The Phase V Expansion was approved by FERC order issued July 27, 2001, and accepted by Florida Gas on August 7, 2001. Portions of the project were placed in service from December 2001 through December 2002, with the remainder of the Phase V Expansion placed in service in April 2003. Total estimated costs for the project are $425 million.

                  On November 15, 2001, Florida Gas filed a Natural Gas Act
Section 7 certificate application with FERC in Docket No. CP02-27-000 to construct 33 miles of pipeline and 18,600 hp of compression in order to expand the system to provide incremental firm service to several new and existing customers of approximately 85,000 MMBtu on an average annual day. Expansion costs are estimated at $100 million. Florida Gas requested the expansion costs be rolled into rates applicable to FTS-2 service. The application was approved by FERC order issued on June 13, 2002, and accepted by Florida Gas on July 19, 2002. Clarification was granted and a rehearing request of a landowner was denied by FERC Order of September 3, 2002. Construction is underway, and the first phase of the Phase VI Expansion was placed in-service on June 1, 2003. Except for certain compression modifications, the remainder of the Phase VI Expansion was placed in service on November 1, 2003.

                  By order on rehearing issued February 26, 2003, in Florida Gas's Order No. 637 compliance, FERC determined that Florida Gas was required to revise its tariff to afford within-the-path alternate nominations (which provide shippers the option to ship their gas to a more distant point at no incremental charge) a higher scheduling priority, but allowed Florida Gas to delay such filing until it filed its Natural Gas Act Section 4 Rate Case, which was filed on October 1, 2003. The February 26 Order also required Florida Gas to file tariff revisions within fifteen days to permit shippers to release capacity outside of the shippers' primary capacity paths.

                  On March 6, 2003, Florida Gas filed a motion for extension of time requesting that Florida Gas be allowed to delay the tariff filing until its next Natural Gas Act Section 4 rate case so that these changes, as well as the within-the-path scheduling priorities, could be considered in the overall context of cost allocation and rate design. FERC granted the request on March 18, 2003. Rehearing of the February 26 Order was sought on one issue and is pending. Florida Gas and several customers have filed petitions with the D.C. Circuit Court for review of these Order No. 637 compliance orders, docketed as City of Tallahassee, et al. v. FERC, No. 03-1116, et al. In addition, clarification of such order was also requested by a Florida Gas customer, and such request is pending.

                  On March 26, 2003, FERC issued an order in Docket No. RP03-311, requiring Citrus Trading to show cause as to why its blanket sales certificate should not be revoked, referring vaguely to price manipulation allegations (relating to 2000-2001 California market transactions and certain trading activities on July 19, 2001 that occurred on EnronOnline(R), as

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contained in a FERC staff report that does not mention Citrus Trading). Citrus
Trading filed its response on April 16, 2003, and, among other things, argued that the FERC order violated due process, because no specific allegations were made against Citrus Trading, and since Citrus Trading had never sold gas into the California market nor had it ever made trades on EnronOnline(R). Citrus Trading requested that it be dismissed from the show cause proceeding and by order issued June 25, 2003, FERC dismissed Citrus Trading from the proceeding, taking no action against it.

                  On October 1, 2003, Florida Gas filed a general rate case, Docket No. RP04-12, proposing rate increases for all services, based upon a cost of service of approximately $167 million for the pre-expansion system and approximately $342 million for the incremental system. Based on test period reservation and usage determinants, the proposed rate increase under all Rate Schedules, ignoring the impact of existing rate caps, negotiated rates, and discounts, would generate approximately $56 million in additional annual transportation revenues for Florida Gas. The overall return requested is 11.81%, reflecting an 8.64% cost of debt and a 14.50% return on common equity, and is based on a capital structure of 45.92% debt and 54.08% equity. The cost of service for the pre-expansion system includes an increase in the depreciation rate applicable to onshore facilities, from 2.13% to 3.00%. Further, Florida Gas has proposed certain revisions to various rate schedules (to set a minimum level of No Notice ("NNTS") service and to limit the rights of small firm shippers (with straight-fixed tariff service "SFTS") to convert from FTS-1 service back to SFTS). Florida Gas also requested waiver of the required refunctionalization (from transmission to gathering) of its interest in the Matagorda Offshore Pipeline System facilities, as the costs involved would be minor, and for which a separate gathering rate would be administratively unjustified. In addition, Florida Gas proposed to include the un-reimbursed costs of the Western Division Expansion in its rate base (for which costs Florida Gas was to be reimbursed by its affiliate, ENA). Other prospective changes proposed by Florida Gas include
(a) the change to a traditional cost-of-service (with straight-line depreciation) for the expansion system, (b) a proposed capital expenditure tracker which would allow recovery of and on certain future capital expenditures through rates, and (c) compliance with Order No. 637 regarding capacity priority and segmentation. Protests were due October 14, 2003, and a number were filed on many aspects of the case. Some protesting parties requested summary rejection/modification or expedited consideration of certain of these issues, including Florida Gas's requests for the capital expenditure tracker and proposed rate schedule revisions.

                  By order issued October 31, 2003, FERC accepted and suspended the effectiveness of Florida Gas's proposed rates for the statutory period of five months, which will allow Florida Gas to place the rates into effect subject to refund on April 1, 2004. Also, FERC rejected the proposed capital expenditure tracker, except in the case of security costs and required Florida Gas to file revised tariff sheets providing that in the case of force majeure events, Florida Gas will be required to refund only the return earned on the rate base and tax components of the reservation charge while for other events (such as an outage that does not qualify as a force majeure event) Florida Gas would be required to refund the full amount. In addition, FERC stated that it was re-docketing the Order No. 637 compliance tariff sheets from Florida Gas's rate case to the Order No. 637 proceeding. Florida Gas is considering whether to file for rehearing of the order or whether to seek consolidation of the rate case with the Order No. 637 compliance proceeding. There can be no assurance as to what rates FERC will ultimately approve. Finally, FERC stated that it will hold a technical conference with regard to

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the NNTS and SFTS issues, with FERC staff required to submit a report on the proposed changes within 120 days (prior to the end of the suspension period).

                  c. NORTHERN PLAINS. Approximately 98% of the agreed upon cost of service for Northern Border Partners' interstate pipelines is attributed to demand charges. The remaining 2% is attributed to commodity charges based on the volumes of gas actually transported. Under the terms of settlement in Northern Border Pipeline's 1999 rate case, neither Northern Border Pipeline nor its existing shippers can seek rate changes until November 1, 2005, at which time Northern Border Pipeline must file a new rate case. Midwestern and Viking are under no obligation to file new rate cases, but may do so at their discretion if they decide to seek a rate increase. Prior to a future rate case, Northern Border Partners' pipelines will not be permitted to increase rates if costs increase, nor will they be required to reduce rates based on cost savings. As a result, these businesses' earnings and cash flow will depend on future costs, contracted capacity, the volumes of gas transported, and their ability to recontract capacity at acceptable rates.

                  Until new transportation rates are approved by FERC, Northern Border Partners' pipelines continue to depreciate their transmission plants at FERC-approved depreciation rates. For Northern Border Partners' pipelines, the annual depreciation rates on transmission plants in service are 2.25% for Northern Border Pipeline, 1.9% for Midwestern, and 2.0% for Viking. In order to avoid a decline in the transportation rates established in future rate cases as a result of accumulated depreciation, the interstate pipeline must maintain or increase its rate base by acquiring or constructing assets that replace or add to existing pipeline facilities or by adding new facilities.

                  In Northern Border Pipeline's 1995 rate case, FERC addressed the issue of whether the federal income tax allowance included in Northern Border Pipeline's proposed cost of service was reasonable in light of previous FERC rulings. In those rulings, FERC held that an interstate pipeline is not entitled to a tax allowance for income attributable to limited partnership interests held by individuals. The settlement of Northern Border Pipeline's 1995 rate case provided that, until at least December 2005, Northern Border Pipeline could continue to calculate the allowance for income taxes in the manner it had historically used. In addition, a settlement adjustment mechanism was implemented, which effectively reduces the return on rate base. These provisions of the 1995 rate case were maintained in the settlement of Northern Border Pipeline's 1999 rate case.

                  Northern Border Partners' pipelines also provide interruptible transportation service. The maximum rate that may be charged to interruptible shippers is calculated as the sum of the firm transportation maximum reservation charge and commodity rate. Under its tariff, Northern Border Pipeline shares net interruptible transportation service revenue and any new services revenue on an equal basis with its firm shippers through October 31, 2003. However, Northern Border Pipeline is permitted to retain revenue from interruptible transportation service to offset any decontracted firm capacity. Neither Midwestern nor Viking share revenue from interruptible transportation service with firm shippers.

                  From time to time, Northern Border Partners' pipelines file to make changes to their respective tariffs to clarify provisions, to reflect

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current industry practices, and to reflect recent FERC rulings. In February
2003, Northern Border Pipeline filed to amend the definition of company use gas, which is gas supplied by its shippers for its operations, to clarify the language by adding detail to the broad categories that comprise company use gas. Relying upon the currently effective version of the tariff, Northern Border Pipeline included in its collection of company use gas quantities that were equivalent to the cost of electric power at its electric-driven compressor stations during the period of June 2001 through January 2003. On March 27, 2003, FERC issued an order rejecting Northern Border Pipeline's proposed tariff revision and requiring refunds with interest within 90 days of the order. The refund with interest of approximately $10.3 million was made in May 2003.

                  Northern Border Pipeline is required to file a rate case with the FERC to be effective no later than May 2006. Refer to Section XIV.H.1.c., "FERC Imposed Tariff Adjustments" for further information.

         7.       ENVIRONMENTAL REGULATION

                  The operations of the Pipeline Businesses are subject to complex federal, state and local laws and regulations relating to the protection of health and the environment, including laws and regulations that govern the handling and release of natural gas and liquid hydrocarbon materials. As with the petroleum and natural gas industry in general, complying with current and anticipated environmental laws and regulations increases the Pipeline Businesses' overall cost of doing business, including the Pipeline Businesses' capital costs to construct, maintain, and upgrade equipment and facilities. While these laws and regulations affect the Pipeline Businesses' maintenance capital expenditures and net income, CrossCountry believes that they do not affect the Pipeline Businesses' competitive position because the operations of their competitors are similarly impacted.

                  Violations of environmental laws or regulations can result in additional costs arising from correcting non-complying conditions or the imposition of significant administrative, civil or criminal fines or penalties and, in some instances, injunctions banning or delaying certain activities. The Pipeline Businesses have ongoing programs designed to keep their facilities in compliance with pipeline safety and environmental requirements. Although CrossCountry believes that the Pipeline Businesses' operations and facilities are in general compliance in all material respects with applicable environmental and safety regulations, risks of substantial costs and liabilities are inherent in pipeline and gas processing operations, and CrossCountry cannot provide any assurances that they will not incur such costs and liabilities. Moreover, it is possible that other developments, such as increasingly strict environmental and safety laws, regulations and enforcement policies thereunder, and claims for damages to property or persons resulting from the Pipeline Businesses' operations, could result in substantial costs and liabilities. If the Pipeline Businesses are unable to recover such resulting costs, earnings and cash distributions could be adversely affected.

                  There are also risks of accidental releases into the environment associated with the Pipeline Businesses' operations, such as leaks of natural gas from the pipelines. Such accidental releases by the pipelines could, to the extent not insured, subject CrossCountry or the Pipeline Businesses to potential liabilities arising from environmental cleanup and restoration costs, claims made by neighboring landowners or other third parties for personal injury or

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property damage, and fines or penalties for any related violations of environmental laws or regulations.

                  In addition, processing plants and gathering facilities owned by Northern Border Partners are subject to Canadian national, provincial, and local laws and regulations relating to safety and the protection of the environment, which include the following Alberta laws: the Energy Resources Conservation Act, the Oil and Gas Conservation Act, the Pipeline Act, and the Environmental Protection and Enhancement Act.

                  Transwestern incurred, and continues to incur, certain costs related to PCBs including costs related to migration of PCBs into certain customers' facilities. These PCBs were originally introduced into the Transwestern system through use of a PCB-based lubricant in the late 1960s and early 1970s. Costs of these remedial activities for 2002 and 2001 were $2.8 million and $0.5 million, respectively. Costs are estimated to be $1.0 million in 2003. Costs for managing PCBs on the Transwestern system for the same periods are generally less than $0.1 million annually.

                  The State of New Mexico Environment Department on June 12, 2001 issued an Administrative Compliance Order Assessing a Civil Penalty (Action No. AQCA-01-20) with a proposed penalty to Transwestern in the amount of $160,000 for alleged violations of New Mexico air quality regulations associated with an alleged turbine change without a permit modification at the Transwestern Pipeline P-1 compressor station in Roosevelt County, New Mexico. Transwestern and the New Mexico Environment Department have reached a settlement in principle, subject to the execution of appropriate documents.

         8.       LITIGATION, REGULATORY PROCEEDINGS AND INVESTIGATIONS

                  Current and future litigation, regulatory proceedings and governmental audits and investigations could, individually or in the aggregate, have a material and adverse impact on CrossCountry. Refer to Sections IV.C., "Litigation and Government Investigations", IX.A.6., "Regulatory Environment", and IX.D., "Legal Proceedings" for further information on current litigation, regulatory proceedings and governmental investigations that involve or may involve CrossCountry and its subsidiaries and affiliates.

B.       PROPERTIES

         1.       GENERAL

                  CrossCountry intends to sublease office space from ENE for its executive offices at 4 Houston Center in Houston, Texas.

                  The real property of the Transwestern, Florida Gas, and Northern Border Partners pipeline systems fall into two basic categories: (a) parcels that are owned in fee, such as sites for compressor stations, meter stations, pipeline field offices, and communication towers; and (b) parcels where the interest derives from leases, easements, rights-of-way, permits or licenses from landowners or governmental authorities permitting the use of such land for the construction and operation of the pipeline systems. The majority of the property rights are classified in the latter category. The rights to construct and operate the pipeline systems across certain properties were

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obtained through exercise of the power of eminent domain. Transwestern's,
Florida Gas's, and Northern Border Partners' interstate pipeline systems continue to have the power of eminent domain in each of the states in which they operate. However, a portion of their pipelines and associated facilities are located on Native American lands held in trust by the DOI and administered by the Bureau of Indian Affairs. The Pipeline Businesses may not have the power of eminent domain with respect to Native American tribal lands. CrossCountry cannot assure that it will continue to have access to rights-of-way on tribal lands upon expiration of existing right-of-way grants or that it will be able to obtain new rights-of-way on tribal lands upon the expiration of such grants. Refer to Section XIV.H.1.h., "Continued Access to Tribal Lands" for further information.

                  CrossCountry believes that the Pipeline Businesses have satisfactory title to or the right to use all of the assets needed to operate their pipeline systems. Although title or other rights to certain properties are subject to encumbrances in some cases, such as customary interests generally retained in connection with acquisition of real property, liens that can be imposed in some jurisdictions for government-initiated action to clean up environmental contamination, liens for current taxes and other burdens, and easements, restrictions and other encumbrances to which the underlying properties were subject at the time of contribution to CrossCountry, CrossCountry believes that none of these burdens should materially detract from the value of the Pipeline Businesses or from its interest in them, and none should materially interfere with its use in the operation of the Pipeline Businesses.

         2.       TRANSWESTERN

                  Transwestern holds the right, title and interest to its pipeline system. Approximately 958 acres of Transwestern's property are held in fee, which consist of compressor stations, meter stations, radio towers, warehouses, and pipeline fee strips granted in lieu of rights-of-way. The majority of Transwestern's pipeline system is constructed on rights-of-way granted by the apparent record owners of the property or leases or permits from governmental authorities such as the Bureau of Land Management, the National Forest Service, and the State of Arizona. Several rights-of-way for Transwestern's pipelines and other real property assets are shared with other pipelines and other assets owned by third parties. The owners of the other pipelines may not have commenced or concluded eminent domain proceedings for some rights-of-way. In some instances, lands over which rights-of-way have been obtained are subject to prior liens that have not been subordinated to the right-of-way grants. Transwestern has obtained permits from public authorities to cross over or under, or to lay facilities in or along, water courses, county roads, municipal streets and state highways, and in some instances, these permits are revocable at the election of the grantor. Transwestern has also obtained permits from railroad companies to cross-over or under lands or rights-of-way, many of which are also revocable at the grantor's election. Transwestern has the right of eminent domain to acquire the rights-of-way and lands necessary for Transwestern's pipeline system and has used this power in order to acquire certain of the real property interests necessary for its pipeline system.

                  On November 13, 2001, Transwestern entered into a credit agreement with Citicorp North America, Inc., as Paying Agent, and Citicorp North America, Inc. and JPMCB, as

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Co-Administrative Agents, pursuant to which Transwestern granted a first-priority security interest in all of the property of Transwestern to the paying agent.

                  A portion of the Transwestern pipeline system and related facilities are located on Native American lands, including on those of the Navajo Nation, Pueblo of Laguna, Southern Ute Indian Tribe, and Fort Mojave Indian Reservations. Tribal lands are lands held in trust by the United States for the benefit of a specific Indian tribe. Allotted lands are lands held in trust by the United States for individual Native Americans or their heirs. Transwestern has the right of eminent domain with respect to allotted lands. In 1959, Transwestern was granted two compressor station leases on Navajo Nation tribal lands by the DOI. These leases, which had primary terms of 25 years and optional additional 25-year terms, will expire in 2009. In 2001 Transwestern was granted an extension for various right-of-way grants by the DOI for approximately 347 miles of pipeline on Navajo tribal lands. This extension expires in 2009. Transwestern has filed an application for the renewal of a grant of right-of-way for 20 years of approximately 44 miles across allotted lands on the Navajo Nation. The current right-of-way grants on allotted lands will expire on December 31, 2003 or April 14, 2009.

                  In 2001, Transwestern was granted a renewal of a right-of-way for a compressor station and approximately 31 miles of Pueblo of Laguna tribal lands by the DOI. This renewal will expire in 2022. Transwestern is in the process of negotiating a renewal or obtaining an easement pursuant to eminent domain proceedings of approximately one mile of pipeline right-of-way across Pueblo of Laguna allotted lands that expired on December 29, 2002.

                  In 1999, Transwestern was granted a renewal of a right-of-way for approximately three miles of tribal lands on the Fort Mojave reservation by the DOI. This renewal will expire in 2019.

                  In 1990, a predecessor in interest to Transwestern, Northwest, was granted a right-of-way across approximately seven miles of Southern Ute tribal lands by the DOI. This right-of-way expires in September 2005. By letter dated May 27, 2003, representatives for the Southern Ute tribe notified Transwestern that the Southern Ute's Tribe's 1996 resolution, which had approved partial assignment of Northwest's interest in the grant of right-of-way, had been revoked in a May 19, 2003 resolution. By letter dated September 2, 2003, representatives for the Southern Ute tribe stated that Transwestern's failure to file an application to obtain the Southern Ute Tribal Council's approval of the transfer of the interest in the right-of-way from Northwest by September 15, 2003 would result in legal action. Transwestern representatives have contacted the representatives for the Southern Ute tribe concerning the matter and further discussions are scheduled. An application by Transwestern for approval of the assignment of this interest from Northwest has been in the possession of the DOI since 1999 with no action taken. Neither the 1990 grant of right-of-way nor the 1990 tribal resolution that reflected tribal consent for the 1990 grant of right-of-way provide that consent of the Southern Ute's Tribe or the DOI is required for an assignment of an interest in the 1990 grant or right-of-way. Further, the 1948 General Right-of-Way Act, which authorized the 1990 grant of right-of-way, and the DOI regulations issued under that Act, do not require tribal or DOI consent or approval of assignments of rights-of-way. Refer to
Section XIV., "Risk Factors and Other Factors to be Considered" for further information.

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

                  CrossCountry cannot assure that it will continue to have access to rights-of-way on tribal lands upon expiration of existing right-of-way grants or that it will be able to obtain new rights-of-way on tribal lands upon the expiration of such grants. Refer to Section XIV.H.1.h., "Continued Access to Tribal Lands" for further information.

         3.       CITRUS

                  None of Citrus, Citrus Trading, or Citrus Energy Services have any significant tangible properties.

                  Florida Gas holds the right, title, and interest to its pipeline system. Approximately 948 acres of Florida Gas's property are held in fee which consist of compressor stations, meter stations, radio towers, warehouses, and fee strips granted in lieu of rights-of-way. Substantially all of Florida Gas's pipeline system is constructed on rights-of-way granted by the apparent record owners of the property or leases or permits from governmental authorities such as the Texas General Land Office, the United States Forest Service, and the Mineral Management Services. Several rights-of-way for Florida Gas's pipeline system and other real property assets are shared with other pipelines and other assets owned by third-parties. The owners of the other pipelines may not have commenced or concluded eminent domain proceedings for some rights-of-way. In some instances, lands over which rights-of-way have been obtained are subject to prior liens that have not been subordinated to the right-of-way grants. Florida Gas has obtained permits from public authorities to cross over or under, or to lay facilities in or along, water courses, county roads, municipal streets, and state highways, and in some instances, these permits are revocable at the election of the grantor. Florida Gas has also obtained permits from railroad companies to cross-over or under lands or rights-of-way, many of which are also revocable at the grantor's election. In some cases, property for pipeline purposes was purchased in fee. Florida Gas has the right of eminent domain to acquire the rights-of-way and lands necessary for its pipelines and has used this power in order to acquire certain of the real property interests it owns.

                  The FTA is planning for several turnpike widening projects, which may over the next ten years impact one or more of Florida Gas's mainlines co-located in the FTA's right-of-way. The most immediate projects are five Sunshine State Parkway projects, which are proposed to overlap Florida Gas's pipelines, for a total of approximately 25 miles. Under certain conditions, the existing agreement between Florida Gas and the FTA calls for the FTA to pay for any new right-of-way needed for the relocation projects and for Florida Gas to pay for construction costs. The actual amount of miles of pipe to be impacted ultimately, and the relocation cost and/or right-of-way cost, recoverable through rates, is undefined at this time due to the preliminary stage of FTA's planning process.

         4.       NORTHERN PLAINS

                  Northern Plains does not hold the right, title, and interest in any tangible properties.

                  Northern Border Pipeline, Midwestern, and Viking hold the right, title and interest in their pipeline systems. Approximately 90 miles of Northern Border Pipeline's pipeline system

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are located on fee, allotted, and tribal lands within the exterior boundaries of the Fort Peck Indian Reservation in Montana. Tribal lands are lands owned in trust by the United States for the Fort Peck Tribes and allotted lands are lands owned in trust by the United States for an individual Indian or Indians.
Northern Border Pipeline has the right of eminent domain with respect to allotted lands.

                  In 1980, Northern Border Pipeline entered into a pipeline right-of-way lease with the Fort Peck Tribal Executive Board, for and on behalf of the Assiniboine and Sioux Tribes of the Fort Peck Indian Reservation. This pipeline right-of-way lease, which was approved by the DOI in 1981, granted to Northern Border Pipeline the right and privilege to construct and operate its pipeline on certain tribal lands. This pipeline right-of-way lease expires in 2011. Northern Border Pipeline also obtained a right-of-way across allotted lands located within the reservation boundaries. Most of the allotted lands are subject to a perpetual easement either granted by the Bureau of Indian Affairs for and on behalf of individual Indian owners or obtained through condemnation. Several tracts are subject to a right-of-way grant that has a term of fifteen years, expiring in 2015.

                  Bear Paw Energy L.L.C., Border Midstream Services Ltd., and Crestone Energy Ventures, through its membership interest in Bighorn Gas Gathering, L.L.C., Lost Creek Gathering Company, L.L.C., and Fort Union Gas Gathering, L.L.C. hold the right, title, and interest in their gathering and processing facilities, which consist of low and high pressure gas gathering lines, compression and measurement installations and treating, processing and fractionation facilities. The real property rights for these facilities are derived through fee ownership, leases, easements, rights-of-way, and permits.

                  Black Mesa holds title to its pipeline and pump stations. The real property rights for Black Mesa facilities are derived through fee ownership, leases, easements, rights-of-way and permits. Black Mesa holds rights-of-way grants from private landowners as well as the Navajo Nation and the Hopi Tribe. These rights-of-way grants extend for terms at least through December 31, 2005, the date that Black Mesa's transportation contract with Peabody Western Coal is presently scheduled to end.

C.       HISTORICAL FINANCIALS, PROJECTIONS AND VALUATION

         1.       HISTORICAL FINANCIALS

                  Refer to Appendix I: "CrossCountry Historical Financials" for historical financial information on Citrus and Transwestern and references to Northern Border Partners' historical financial information filed with the SEC.

         2.       PROJECTIONS

                  In conjunction with formulating the Plan, as set forth on Appendix J: "CrossCountry Financial Projections - 2003-2006", financial projections have been prepared for CrossCountry for the four years ending December 31, 2006. The projections for the fiscal year ended December 31, 2003, include unaudited actual results through June 30, 2003. The projections are based on a number of assumptions made with respect to the future operations and performance of CrossCountry and should be reviewed in conjunction with a review of the

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

principal assumptions set forth on Appendix J: "CrossCountry Financial Projections - 2003-2006". While the projections were prepared in good faith and the Debtors believe the assumptions, when considered on an overall basis, to be reasonable in light of the current circumstances, it is important to note that the Debtors can provide no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect CrossCountry's financial results.

         3.       VALUATION

                  Also, in conjunction with formulating the Plan, the Debtors determined that it was necessary to estimate the post-confirmation equity value of CrossCountry. Accordingly, Blackstone and the Debtors formulated such a valuation, which is utilized in the Blackstone model. Such valuation is based, in part, on the financial projections prepared by CrossCountry management and included in Appendix J: "CrossCountry Financial Projections - 2003-2006". This valuation analysis was used, in part, for the purpose of determining the value of CrossCountry to be distributed to Creditors pursuant to the Plan and to analyze the relative recoveries to Creditors under the Plan.

                  A. ESTIMATED VALUE. Based upon the methodology described below, the Blackstone Model utilizes an estimated equity value of $1.490 billion, as the mid-point within a valuation range of $1.410 billion to $1.571 billion for CrossCountry at December 31, 2003. Therefore, assuming 75 million shares of new CrossCountry Common Stock will be issued and distributed to or on behalf of Creditors pursuant to the Plan, the value of such stock is estimated to range from $18.79 to $20.95 per share; provided, however, that such estimate does not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by CrossCountry. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. The estimated value is based upon a variety of assumptions, as referenced below under "Variances and Risks," deemed appropriate under the circumstances. The estimated value per share of the CrossCountry Common Stock may not be indicative of the price at which the CrossCountry Common Stock will trade when and if a market for the CrossCountry Common Stock develops, which price could be lower or higher than the estimated value of the CrossCountry Common Stock. Accordingly, there can be no assurance that the CrossCountry Common Stock will subsequently be purchased or sold at prices comparable to the estimated values set forth above. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect CrossCountry's financial results.

                  B. METHODOLOGY. Two methodologies were used to derive the value of CrossCountry based on the financial projections attached as Appendix J: "CrossCountry Financial Projections - 2003-2006": (i) a comparison of CrossCountry and its projected performance to comparable companies and how the market values them, and (ii) a comparison of CrossCountry and its projected performance to comparable companies in precedent transactions.

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

                  The market-based approach involves identifying a group of publicly traded companies whose businesses are comparable to those of CrossCountry or significant portions of CrossCountry's operations, and then calculating ratios of various financial results to the public market values of these companies. The ranges of ratios derived are applied to the CrossCountry projections to arrive at a range of implied values. Similarly, the comparable transaction approach involves calculating various financial ratios based on the prices paid for companies in similar lines of business as CrossCountry, and applying these ratios to the CrossCountry projections to arrive at a range of values.

         4. VARIANCES AND RISKS. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for a discussion regarding the potential for variance from the projections and valuation described above and Section XIV., "Risk Factors and Other Factors to be Considered" in general for a discussion of risks associated with CrossCountry.

                  ESTIMATES OF VALUE DO NOT PURPORT TO BE APPRAISALS NOR DO THEY NECESSARILY REFLECT THE VALUES THAT MAY BE REALIZED IF ASSETS ARE SOLD. THE ESTIMATES OF VALUE REPRESENT HYPOTHETICAL EQUITY VALUES ASSUMING THE IMPLEMENTATION OF CROSSCOUNTRY'S BUSINESS PLAN AS WELL AS OTHER SIGNIFICANT ASSUMPTIONS. SUCH ESTIMATES WERE DEVELOPED SOLELY FOR PURPOSES OF FORMULATING AND NEGOTIATING A CHAPTER 11 PLAN FOR THE DEBTORS AND ANALYZING THE PROJECTED RECOVERIES THEREUNDER. THE ESTIMATED EQUITY VALUE IS HIGHLY DEPENDENT UPON ACHIEVING THE FUTURE FINANCIAL RESULTS SET FORTH IN THE PROJECTIONS AS WELL AS THE REALIZATION OF CERTAIN OTHER ASSUMPTIONS THAT ARE NOT GUARANTEED.

                  THE VALUATIONS SET FORTH HEREIN REPRESENT ESTIMATED VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE ASCRIBED IN THE ANALYSIS DOES NOT PURPORT TO BE AN ESTIMATE OF THE MARKET VALUE OF CROSSCOUNTRY STOCK DISTRIBUTED PURSUANT TO A CHAPTER 11 PLAN. SUCH TRADING VALUE, IF ANY, MAY BE MATERIALLY DIFFERENT FROM THE EQUITY VALUE RANGES ASSOCIATED WITH THE VALUATION ANALYSIS.

                  ADDITIONALLY, THE VALUES SET FORTH HEREIN ASSUME CERTAIN LEVELS OF RATES FOR THE TRANSPORTATION OF NATURAL GAS AS SET BY FERC. SUCH RATES ARE HIGHLY REGULATED AND SUBJECT TO PERIODIC CHANGES. THERE IS NO GUARANTEE THAT THE CURRENT RATE LEVELS WILL NOT CHANGE MATERIALLY IN THE FUTURE OR WILL PROVIDE ADEQUATE REIMBURSEMENT FOR THE SERVICES PROVIDED BY CROSSCOUNTRY. ANY SUCH CHANGES ARE ENTIRELY BEYOND CROSSCOUNTRY'S CONTROL AND MAY HAVE A MATERIAL ADVERSE IMPACT ON ACTUAL RESULTS. FURTHER, CROSSCOUNTRY OPERATES IN A HEAVILY GOVERNMENT REGULATED INDUSTRY. IN THE ORDINARY COURSE OF ITS BUSINESS, CROSSCOUNTRY IS SUBJECT REGULARLY TO INQUIRIES, INVESTIGATIONS AND AUDITS BY FEDERAL AND STATE AGENCIES THAT OVERSEE VARIOUS NATURAL GAS PIPELINE REGULATIONS. CHANGES TO THE CURRENT REGULATORY ENVIRONMENT MAY

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

HAVE A MATERIAL ADVERSE IMPACT ON CROSSCOUNTRY'S ACTUAL RESULTS. REFER TO THE ENTIRETY OF SECTION IX., "CrossCountry Energy Corp." AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED" FOR FURTHER DISCUSSION ON THESE AND OTHER RISKS ATTENDANT WITH THE NATURAL GAS PIPELINE INDUSTRY.

D.       LEGAL PROCEEDINGS

                  In addition to the matters described below, from time to time the Pipeline Businesses to be contributed to CrossCountry pursuant to the formation transactions are subject to other claims and litigation arising in the ordinary course of business. Although the final outcome of any legal proceeding cannot be predicted with certainty, CrossCountry does not expect disposition of these matters to have a materially adverse effect on its financial position, results of operation or cash flows. Refer to Section IV.C., "Litigation and Government Investigations" for further information regarding significant pending litigation.

         1. IN RE NATURAL GAS ROYALTIES QUI TAM LITIGATION, MDL DOCKET NO. 1293 (D. WY.), PREVIOUSLY CIVIL ACTION NOS. 97-D-1421 (D. COLO.) AND 97-2087 (E.D. LA.) AND OTHER CONSOLIDATED CASES. This proceeding was initiated against Transwestern, Northern Border Pipeline, Citrus, Florida Gas, and certain of their affiliates by a private person on behalf of the United States of America under the FCA. The relator, as the plaintiff is called in FCA actions, alleges that the defendants mismeasured the volume and heating content of natural gas produced from federal and Indian leases. The relator further alleges that, as a result, the defendants caused others to underpay the royalties that were due to the United States government. The Pipeline Businesses believe that their measurement practices conformed to the terms of their FERC Gas Tariffs, which are filed with and approved by FERC. As a result, the Pipeline Businesses believe that they have meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and that the Pipeline Businesses complied with the terms of their tariffs) to the lawsuit, which they are defending vigorously.

         2. WILL PRICE, ET AL. V. GAS PIPELINES, ET AL. 26TH JUDICIAL DISTRICT COURT OF STEVENS COUNTY, KANSAS (CASE NO. 99 CV-30). This proceeding is a putative class action brought on behalf of gas producers, working interest owners, royalty owners, and overriding royalty owners against Transwestern and Florida Gas, among others. The plaintiffs allege that the defendants mismeasured the volume and heating content of natural gas. The plaintiffs further allege that the defendants, acting alone or in conspiracy with each other, underpaid the gas producers for the production of natural gas and caused others to underpay royalty owners. The Pipeline Businesses believe that their measurement practices conformed to the terms of their FERC gas tariffs, which are filed with and approved by FERC. As a result, the Pipeline Businesses believe that they have meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and that the pipelines complied with the terms of their tariffs) to the complaint and are defending the suit vigorously. On April 10, 2003, the judge declined to certify the class. On May 12, 2003, the plaintiff filed a motion for leave to file an amended petition. This would be the fourth amended petition and only includes defendants who were not part of the motion to dismiss for lack of personal jurisdiction. On July 28, 2003, the judge granted leave to file the fourth amended

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

petition and it did not include Transwestern or Florida Gas. Therefore, Transwestern and Florida Gas are no longer named defendants in the litigation.

         3. CITRUS TRADING CORP. V. DUKE ENERGY LNG SALES, INC., DISTRICT COURT OF HARRIS COUNTY, TEXAS, (CASE NO. 2003-12166). On March 7, 2003, Citrus Trading filed a declaratory order action, involving a contract between it and Duke Energy LNG. Citrus Trading requested that the court declare that Duke Energy LNG breached the parties' natural gas purchase contract by failing to provide sufficient volumes of gas to Citrus Trading. The suit seeks damages and a judicial determination that Duke Energy LNG has not suffered a "loss of supply" under the parties' gas purchase contract, which could, if such "loss of supply" continued, have given rise to the right of Duke Energy LNG to terminate the contract at some point in the future. On April 14, 2003, Duke Energy LNG sent Citrus Trading a notice that the contract was terminated effective as of April 16, 2003. Duke Energy LNG has continued to refuse to perform under the contract. Duke Energy LNG has answered and filed a counterclaim, arguing that Citrus Trading has breached a "resale restriction" on the gas and that Citrus Trading failed to timely increase the amount of a letter of credit. Citrus Trading disputes that it has breached the agreement, or that any event has given rise to a right to terminate by Duke Energy LNG. On April 29, 2003, Duke Energy LNG filed to remove the case to federal court. On May 28, 2003, Citrus Trading filed a motion to remand the case to state court. On June 2, 2003, Citrus Trading notified Duke Energy LNG that because Duke Energy LNG had not cured its default, Citrus Trading terminated the agreement effective as of June 5, 2003. On August 8, 2003, Citrus Trading sent its final "termination payment" invoice to Duke Energy LNG in an amount of $187 million. On July 31, 2003, the federal court granted Citrus Trading's motion and remanded the case to state court. Discovery is underway. On August 18, 2003, Duke Energy LNG filed a Third-Party Petition against its Algerian suppliers ("Sonatrach" and "SonaTrading Amsterdam") for ceasing to ship supplies of LNG to Duke Energy LNG. Citrus Trading opposed this Petition since, among other things, even if a failure by Duke Energy LNG to receive LNG supply from a supplier such as Sonatrach or SonaTrading Amsterdam occurred, Duke Energy LNG was nevertheless required to continue to furnish supplies to Citrus Trading for a stated period of time. On October 6, 2003, the court ruled that, although Duke Energy LNG may attempt to acquire service on its Algerian suppliers, Duke Energy LNG's claims against the suppliers would be tried separately (and thus, not delay or otherwise impact the prosecution of Citrus Trading's claim against Duke Energy LNG).

                  Also on October 6, 2003, Citrus Trading filed an Amended Petition, alleging wrongful termination against Duke Energy LNG and containing the termination damages. On October 17, 2003, the court reversed its October 6 ruling that Duke's claim against the Algerian suppliers would be tried separately. On October 24, 2003, and October 28, 2003, Duke Energy LNG filed first and second amended Third Party Petitions, claiming that the Algerians' breach of contract (as determined by an arbitration proceeding decided in London, England) and liability to Duke Energy LNG results in the Algerian suppliers being responsible for any damages the court may ultimately find Duke Energy LNG owes to Citrus Trading. On October 29, 2003, SonaTrading Amsterdam filed a special appearance in state court claiming lack of personal jurisdiction and removed Citrus Trading Corp. v. Duke Energy Sales LNG, Inc. to federal court. This could delay Citrus Tradings' recovery of damages. This is a disputed matter, and there can be no assurance as to what amounts, if any, Citrus Trading will recover.

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

         4. FERC ORDER TO RESPOND. On August 1, 2002, FERC issued to Transwestern an order to respond. The order required Transwestern to provide written responses stating why FERC should not find that: (1) Transwestern violated FERC's accounting regulations by failing to maintain written cash management agreements with ENE; and (2) the secured loan transactions entered into by Transwestern in November 2001 were imprudently incurred and why the costs arising from such transactions should be passed on to ratepayers. Transwestern filed a response to the order and subsequently entered into a settlement with FERC staff that resolved the issues raised by the order. FERC has approved this settlement; however, a group of Transwestern's customers has filed a request for clarification and/or rehearing of FERC order approving the settlement. This customer group claims that there is an inconsistency between the language of the settlement agreement and the language of the FERC order approving the settlement. This alleged inconsistency relates to Transwestern's ability to pass on to its ratepayers the costs of any replacement or refinancing of the secured loan transactions entered into by Transwestern in November 2001. Transwestern has filed a response to the customer group's request for rehearing and/or clarification and this matter is currently awaiting FERC action.

         5. EUGENE LAVENDER, ET AL. V. FLORIDA GAS TRANSMISSION COMPANY, ET AL., U.S. DISTRICT COURT, SOUTHERN DISTRICT OF ALABAMA (CASE NO. CV-02-0361-JG-L). This proceeding is associated with the construction and operation of Florida Gas Compressor Station Number 44, which was built as part of the Phase V Expansion. The plaintiffs allege negligence, wantonness, nuisance, strict liability, personal injury, loss of wages, and inverse condemnation. This suit is the consolidation of 13 different lawsuits filed in Mobile County Circuit Court that were removed to federal court. There are 25 individual plaintiffs owning 13 different tracts of land in the vicinity of Compressor Station Number 44. Mediation was held on July 22, 2003 but was unsuccessful. In an order dated August 6, 2003 the Court granted summary judgment against the plaintiffs on a number of claims, including those that might result in punitive damages, thereby limiting plaintiffs' claims to nuisance and negligence. Prior to this order the plaintiffs stated their claim at trial would be $4,295,000. On August 15, 2003, plaintiffs filed a Motion to Reconsider, Alter or Amend the Court's summary judgment order that was denied by order dated September 11, 2003. The parties have reached a settlement in principle, subject to the execution of appropriate documents.

         6. FLORIDA GAS TRANSMISSION CO. V. WRIGHT, ET AL., 20TH JUDICIAL CIRCUIT COURT, CHARLOTTE COUNTY, FLORIDA (CASE NO. 00-1902-CA). This proceeding relates to a condemnation by Florida Gas for the acquisition of a right-of-way by Florida Gas during its Phase IV Expansion. An Easement Agreement between Florida Gas and the owner of the property was executed but the owner threatened to commence a post-pipeline construction lawsuit for damages. The owner agreed to stipulate to taking of the right-of-way by Florida Gas for the agreed upon price but is contesting the route and the amount of the damages to the land. Florida Gas has filed a motion to dismiss, and at a hearing on July 28, 2003, the motion was denied. The owner's demand for damages is $1,872,500 excluding fees and costs.

         7. FLORIDA GAS TRANSMISSION CO. V. BATTISTA, ET AL., 20TH JUDICIAL CIRCUIT COURT, CHARLOTTE COUNTY, FLORIDA (CASE NO. 00-319-CA). This proceeding, which relates to a condemnation by Florida Gas for the acquisition of a right-of-way by Florida Gas during its Phase IV Expansion, involves a claim by the owner of the land for possible sod crop damage due to drainage obstruction by Florida Gas. Florida Gas has filed a motion to dismiss, and at a hearing on July 28, 2003, the motion was denied. The owner's demand is $1,469,000 excluding fees and costs.

         8. MOYE V. EXXON CORP., ET AL., 35TH JUDICIAL CIRCUIT COURT, MONROE COUNTY, ALABAMA (CASE NO. CV-98-20). In this proceeding, a mineral owner seeks damages for mismeasurement of natural gas production, as well as, subsequent underpayment of royalties against defendants ExxonMobil, et al., alleging the duty to measure properly under contracts with royalty owners. The pipelines, including Florida Gas, were subsequent measurers and are alleged to have measured gas incorrectly. Damages for underpayment of royalties and mismeasurement are unspecified. The mineral owner was granted class certification as to ExxonMobil only; Florida Gas was not included in the class certification order.

         9. AIR LIQUIDE AMERICAN CORP., ET AL. V. UNITED STATES ARMY CORPS OF ENGINEERS, ET AL., U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION (CASE NO. H-98-3982). Florida Gas is among sixteen plaintiffs seeking reimbursement from the Port Authority of Houston for the cost of moving their pipelines in the Houston Ship Channel. In January 2002, the court ordered the Port Authority of Houston to pay the cost of moving the pipelines. The Port Authority has appealed and oral arguments took place on September 3, 2003. The potential recovery for Florida Gas is approximately $4 million.

         10.      ASSINIBOINE & SIOUX TRIBES OF THE FORT PECK INDIAN RESERVATION
V. NORTHERN BORDER PIPELINE CO., TRIBAL COURT (No. 01-7-243). On July 31, 2001, the Assiniboine and Sioux Tribes of the Fort Peck Indian Reservation filed suit in Tribal Court against Northern Border Pipeline to collect more than $3 million in back taxes, with interest and penalties relating to a utilities tax on certain of Northern Border Pipeline rights-of-way within the Fort Peck Reservation. During mediation the parties agreed in principle to a settlement on pipeline right-of-way lease and taxation issues, subject to final documentation and necessary governmental approvals.

E.       DIRECTORS

                  On the Effective Date, CrossCountry's board of directors shall consist of individuals designated by the Debtors, after consultation with the Creditors' Committee, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one
(1) or more persons selected to serve, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected or disclosed prior to the Confirmation Hearing. Thereafter, the terms and manner of selection of the directors of CrossCountry shall be as provided in the CrossCountry Certificate of Incorporation and CrossCountry By-laws, as the same may be amended. Each director will serve until a successor is elected and qualified or until his earlier resignation or removal.

                  Set forth below is biographical information for five individuals who are currently members of CrossCountry's board of directors on the Effective Date. Each of these directors has

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

held his position at CrossCountry since CrossCountry's formation or shortly thereafter. It is expected that these directors will comprise the board of directors on the Effective Date. Currently there is an interim management team in place for CrossCountry.

         1.       RAYMOND S. TROUBH

                  Mr. Troubh, 77, is a financial consultant. He has been an ENE director since November 27, 2001 and Chairman of the Board of ENE since November 14, 2002. He is also a director of ARIAD Pharmaceuticals, Inc., Diamond Offshore Drilling, Inc., General American Investors Company, Gentiva Health Services, Inc., Petrie Stores Liquidating Trust (Trustee), Triarc Companies, Inc., and WHX Corporation. He formerly was a partner of Lazard Freres and Co. and previously served on the boards of several public companies such as Time Warner, Starwood Hotels, and America West Airlines, among others.

         2.       CORBIN A. MCNEILL, JR.

                  Mr. McNeill, 63, is the retired chairman and CEO of Exelon Corporation, which was formed in October 2000 by the merger of PECO Energy Company and Unicom Corporation. Prior to the merger, he was chairman, president, and CEO of PECO Energy. Mr. McNeill completed a 20 year career with the U.S. Navy in 1981 and then joined the New York Power Authority as resident manager of the James A. Fitzpatrick nuclear power plant. He also worked at Public Service Electric and Gas Company prior to joining PECO in 1988 as executive vice president, nuclear. Mr. McNeill has been a director of ENE since May 30, 2002. He also serves on the boards of the Electric Power Research Institute and Associated Electric & Gas Services Limited.

         3.       JAMES J. GAFFNEY

                  Mr. Gaffney, 63, is a financial consultant specializing in companies that have emerged from bankruptcy proceedings, undergone consensual restructurings, or have otherwise had financial/operational difficulties. Mr. Gaffney has served on the boards of General Aquatics Inc., Ayers Chairmakers Inc., Brown Jordan Company, General Refractories Company, Imperial Sugar Company, SCP Pool Inc., and Hexcel Inc. Mr. Gaffney earned a Master of Business Administration degree from New York University in 1967 and a Bachelors of Business Administration degree from St. John's University in 1963.

         4.       GARY L. ROSENTHAL

                  Mr. Rosenthal, 54, is the President of Heaney Rosenthal Inc., a private equity financial consultant. Mr. Rosenthal has served on the boards of Hydrochem Holding Inc., Axia Incorporated, Wheatley TXT Corp., Dresser Inc., Oil States International, Inc., Pioneer Companies Inc., and Texas Petrochemical Holdings Inc. Mr. Rosenthal was a Partner with Vinson & Elkins until 1987, and clerked at the United States Fifth Circuit Court of Appeals. He earned a J.D. from Harvard Law School in 1975, and an A.B. from Harvard University in 1971.

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

         5.       MICHAEL L. MUSE

                  Mr. Muse, 54, is an attorney and certified public accountant and has been involved in personal investments, including domestic and foreign oil and gas investments, since 1985, when the airline he co-founded, Muse Air Corporation, was sold to Southwest Airlines Co. Prior to founding Muse Air Corporation in 1980, Mr. Muse was a Tax Manager at Price Waterhouse & Co., and Counsel - Contracts and Administration, and Vice President - Finance and Administration & Chief Financial Officer, at Southwest Airlines Co. Mr. Muse earned a B.A. in Economics from Vanderbilt and a J.D. from the University of Texas School of Law.

F.       CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         1.       FORMATION OF CROSSCOUNTRY

                  Crosscountry was incorporated in the State of Delaware on May 22, 2003 for the purpose of acquiring the CrossCountry Equity Interests. On June 24, 2003, CrossCountry and the CrossCountry Enron Parties entered into the CrossCountry Contribution and Separation Agreement, which governs the contribution of the CrossCountry Equity Interests. On September 25, 2003, the Bankruptcy Court issued an order approving the transfer of the CrossCountry Equity Interests and the shared services assets from the CrossCountry Enron Parties to CrossCountry and other related transactions, pursuant to the CrossCountry Contribution and Separation Agreement. The closing of the CrossCountry Contribution and Separation Agreement is planned to occur in the fourth quarter of 2003, at which time CrossCountry and the CrossCountry Enron Parties will enter into certain ancillary agreements, including the Transition Services Agreement, the Transition Services Supplemental Agreement, the Tax Sharing Agreement, the Ardmore Collocation License Agreement, and the Cross License Agreement, as more fully described below. On October 9, 2003 pursuant to an order of the Bankruptcy Court, Enron Operations, L.P. was dissolved, and EOC Preferred, a wholly owned subsidiary of ENE, became its successor in interest under the CrossCountry Contribution and Separation Agreement. Immediately following the dissolution of Enron Operations, L.P., ETS and EOS were converted to Delaware limited liability companies.

                  The ancillary agreements, together with the CrossCountry Contribution and Separation Agreement, will govern the relationship between the CrossCountry Enron Parties and CrossCountry subsequent to the contribution of the CrossCountry Equity Interests and provide for the allocation of tax, the performance of certain interim services, and the definition of other rights and obligations until the distribution of shares of capital stock of CrossCountry pursuant to the Plan. In addition, the CrossCountry Contribution and Separation Agreement sets forth certain shareholder protection provisions with respect to CrossCountry and indemnification obligations of the CrossCountry Enron Parties and CrossCountry, as more fully described below.

                  a. CROSSCOUNTRY CONTRIBUTION AND SEPARATION AGREEMENT. The CrossCountry Enron Parties, pursuant to the CrossCountry Contribution and Separation Agreement, will contribute the CrossCountry Equity Interests to CrossCountry in exchange for shares of CrossCountry common stock commensurate with the value of the CrossCountry Equity Interests contributed. In addition, certain of the CrossCountry Enron Parties will contribute information technology and other assets to be used by each of the Pipeline Businesses.

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


                  The shares of CrossCountry common stock to be issued in connection with the CrossCountry Contribution and Separation Agreement are set forth below:

                                                                      Shares of CrossCountry
                                                            Common Stock To Be Issued in Exchange  for
       Equity Interest/Asset           Contributed By                     Equity Interest
      ----------------------           ---------------      -------------------------------------------
500 shares of Class B common             ENE                        2,400 shares of Common Stock
stock, par value $1.00 per
share, of Citrus
400 shares of common  stock,  par        ENE                        644 shares of Common Stock
value $1.00 per share, of
Northern Plains
800 shares of common stock,  par         ETS                        2,182 shares of Common Stock
value $0.01 per share, of
Transwestern Holding, and the
voting trust certificate for two
hundred (200) shares of common
stock, par value $0.01 per
share, of Transwestern Holding
1,000  shares  of  common  stock,        ETS                        32 shares of Common Stock
par value $0.01 per share of CGNN
Transfer of certain shared               ETS                        7 shares of Common Stock
services assets
1,000 shares of common stock,            EOC Preferred              1 share of Common Stock
par value $1.00 per share, of
NBP Services
Transfer of certain shared               EOS                        9 shares of Common Stock
services assets

                  The CrossCountry Contribution and Separation Agreement contemplates the eventual distribution by a CrossCountry Distributing Company to creditors of shares of CrossCountry common stock under the Plan, and the following actions to be taken by CrossCountry and the CrossCountry Enron Parties to effectuate that distribution:

                  - each CrossCountry Enron Party and CrossCountry will take necessary actions to conform the organizational documents and capital structure of the CrossCountry Distributing Company as necessary to effectuate the distribution;

                  - CrossCountry will and, if applicable, the CrossCountry Enron Parties will cause the Distributing Company to prepare, file, and use commercially reasonable efforts to have declared effective a registration statement on

                           Form 10 by the SEC and use its reasonable best efforts to have approved an application for listing of its capital stock on a national securities exchange or quoted in one of the NASDAQ markets;

                  - to the extent provided in the Plan, on the date of the initial distribution of capital stock of the Distributing Company, the shares of CrossCountry common stock held by the CrossCountry Enron Parties will be cancelled or assigned to a Distributing Company, if applicable;

                  - CrossCountry will and, if applicable, the CrossCountry Enron Parties will cause the Distributing Company to issue the number of shares of its capital stock required by the Plan (with such shares not immediately distributed to creditors being held in a reserve for Disputed Claims), and take all actions necessary to ensure that those shares are duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights;

                  - subject to certain exceptions in the CrossCountry Contribution and Separation Agreement, CrossCountry will bear the expenses incurred in connection with a distribution of its shares;

                  - ENE intends to obtain such consents as are necessary to effect the distribution of capital stock of the CrossCountry Distributing Company pursuant to the Plan. Refer to Section XIV.A.4., "Delayed Distribution or Non-Distribution of Plan Securities" for further information; and

                  - with respect to any claims relating to pre-contribution obligations (including intercompany notes or receivables) owed by ENE and its affiliates (other than CrossCountry and its subsidiaries) to CrossCountry or any of its subsidiaries, CrossCountry agrees to, and to cause its subsidiaries to, and to cause any assignee or successor in interest to such obligations to agree to, submit a Ballot voting in favor of the Plan, to the extent such claims entitle the holder thereof to vote on the Plan.

                           (i)      INDEMNIFICATION

                                    (A)      TAX INDEMNIFICATION. ENE has agreed
to indemnify the CrossCountry Indemnified Parties against any taxes, or liabilities incurred in connection with taxes, of any subsidiary of CrossCountry that are imposed upon such subsidiary by reason of its being severally liable for any taxes of ENE and its subsidiaries (other than CrossCountry and its subsidiaries) pursuant to Treasury Regulation Section 1.1502-6(a) or any analogous state, local, or foreign law. This obligation to indemnify terminates upon the closing of the Chapter 11 Cases.

                                    (B)      EMPLOYEE BENEFITS INDEMNIFICATION.
ENE has agreed to indemnify the CrossCountry Indemnified Parties against any liabilities arising out of any employee benefit plan sponsored by ENE that are imposed upon any CrossCountry subsidiary (i) under Title IV of ERISA or (ii) due to participating employer status in the Enron Corp. Savings Plan. This obligation to indemnify terminates upon the closing of the Chapter 11 Cases.

                                    (C)      TGS RELATED INDEMNIFICATION. In
connection with ENE's investment in TGS, ENE included Transwestern as a member of the "economic group" of ENE-controlled companies, and Transwestern agreed to provide ongoing technical support to the ENE affiliate, EPCA, serving as the Technical Operator for the TGS pipeline. Refer to Section IX.F.2.a., "TGS" for further information. CrossCountry has agreed to provide ENE with written notice of any communication from TGS, EPCA, any direct or indirect stakeholder in TGS (if such communication relates to TGS), or the Argentine government. Regardless of whether ENE has received such notice, ENE may request in writing that CrossCountry cause Transwestern to perform certain services or take certain actions with respect to existing obligations relating to TGS or EPCA. CrossCountry has agreed to cause Transwestern to perform such services or take such actions promptly upon the receipt of such notice, and shall cause Transwestern to perform in a reasonably prudent manner and in accordance with natural gas pipeline industry standards in the United States.

                  Under the CrossCountry Contribution and Separation Agreement, ENE has agreed to indemnify the CrossCountry Indemnified Parties against any liabilities incurred by CrossCountry in connection with third-party claims arising from ENE's investment in TGS, including potential liabilities that may result from Transwestern's ceasing to be a member of ENE's economic group. However, ENE will have no obligation to indemnify CrossCountry for any such liabilities if (i) CrossCountry fails to provide ENE with a notice of certain communications relating to TGS when required to do so or (ii) such liabilities arise from any action or inaction by Transwestern that is not in accordance with the performance standards or requested by ENE.

                  CrossCountry has agreed to indemnify the Enron Indemnified Parties against any liabilities incurred by an Enron Indemnified Party as a result of (w) CrossCountry's failure to provide ENE with notice when required to do so, (x) Transwestern's refusal or failure to promptly perform services or actions set forth in a notice from ENE requesting such performance, (y) performance pursuant to such notice that is not in accordance with the performance standard set forth in the CrossCountry Contribution and Separation Agreement or (z) Transwestern's election to perform services or take any action in the absence of a notice requesting performance from ENE, or to perform services or take actions in addition to those specified in any such notice. The obligations to indemnify with respect to TGS-related matters terminate upon the closing of the Chapter 11 Cases.

                                    (D)      GENERAL INDEMNIFICATION. In
addition to the indemnification obligations described above, CrossCountry and ENE have agreed to indemnify the Enron Indemnified Parties and the CrossCountry Indemnified Parties, respectively, against any liabilities resulting from third-party claims caused by a material breach by such party of the CrossCountry Contribution and Separation Agreement. In addition, CrossCountry has agreed to indemnify the Enron Indemnified Parties against any liabilities arising out of any guaranty (existing on or prior to closing) of any obligation of CrossCountry or its subsidiaries by ENE or any affiliate of ENE (other than CrossCountry and its subsidiaries). Each party's obligation to indemnify pursuant to the general indemnification will terminate upon the initial distribution to creditors of CrossCountry Common Stock pursuant to the terms of the Plan except for the obligation to indemnify against liabilities arising out of a material breach of covenants in the Contribution and Separation Agreement that by their terms contemplate performance after such date which shall survive for the applicable period of time set forth in such covenant.

                                    (E)      LIMITATIONS ON INDEMNIFICATION. The
CrossCountry Enron Parties, on the one hand, and CrossCountry, on the other hand, shall not be required to indemnify the CrossCountry Indemnified Parties and the Enron Indemnified Parties, respectively, for any liabilities resulting from third-party claims caused by a material breach by such party of the CrossCountry Contribution and Separation Agreement or liabilities arising under the Transition Services Agreement, exceeding $125 million in the aggregate.

                  (ii) TERMINATION. ENE may unilaterally terminate the CrossCountry Contribution and Separation Agreement at any time in its discretion, subject to the consent of the Creditors' Committee.

                  Upon the occurrence of an event that is materially adverse to the business, financial condition or assets of CrossCountry and its subsidiaries prior to the closing date, ETS may terminate the CrossCountry Contribution and Separation Agreement if the board of directors of ETS determines in good faith that the exercise of its fiduciary duties requires that ETS terminate the CrossCountry Contribution and Separation Agreement.

                  (iii) CERTAIN GOVERNANCE PROVISIONS. From the closing date until the initial distribution of CrossCountry Common Stock pursuant to the terms of the Plan, CrossCountry has agreed that it will not take the following actions without the approval of a majority of CrossCountry's stockholders:

                  - disposing of any capital stock held directly or indirectly by CrossCountry in certain pipeline and service companies or selling any significant portion of the assets of CrossCountry or such companies;

                  - entering into any new lines of business or changing the fiscal year;

                  - establishing or modifying significant accounting methods, practices or policies or significant tax policies;

                  - registering securities of CrossCountry or certain subsidiaries of CrossCountry for issuance under federal or state securities laws;

                  - issuing any capital stock of CrossCountry or certain subsidiaries of CrossCountry, or any securities convertible into, or exercisable or exchangeable for, capital stock of CrossCountry or certain subsidiaries of CrossCountry;

                  - creating or assuming any indebtedness for borrowed money in excess of $40 million in the aggregate for CrossCountry and certain of its subsidiaries, except for renewals, roll-overs, or refinancings of existing indebtedness;

                  - adopting or materially amending any equity-based bonus or employee benefit plan or program;

                  - incurring (x) any non-maintenance capital expenditures, or commitments to make non-maintenance capital expenditures, in excess of $15 million in the aggregate per CrossCountry fiscal year and/or per project or group of related projects or (y) annual maintenance capital expenditures, or commitments to make annual maintenance capital expenditures, in excess of $50 million in the aggregate, in each case, by CrossCountry and certain of its subsidiaries;

                  - compromising or settling litigation in excess of $2 million; or

                  - entering into any joint venture, partnership, merger, or other business combination transaction.

                  Until the distribution of CrossCountry Common Stock to Creditors pursuant to the Plan, CrossCountry has agreed that it will cause its controlled subsidiaries not to, and will use commercially reasonable efforts, subject to any applicable fiduciary and/or contractual obligations, to cause its non-controlled subsidiaries not to, engage in the above actions. CrossCountry has also agreed to cause its subsidiaries to include these provisions in their respective certificates of incorporation. Refer to Section XIV.A.4., "Delayed Distribution or Non-Distribution of Plan Securities" for further information.

                  At the closing, CrossCountry will file an amended and restated certificate of incorporation setting forth the same shareholder protection provisions. ENE has agreed that it will request that the CrossCountry Approval Order provide that CrossCountry may not amend the provisions of its amended and restated certificate of incorporation without first obtaining an order of the Bankruptcy Court permitting such amendment.

                  Upon the written request (if any) of ENE to CrossCountry, at any time prior to the initial distribution of capital stock of the Distributing Company, the board of directors of CrossCountry will commence an auction process for the sale of certain of its businesses or assets, subject to CrossCountry stockholder approval of the terms and conditions of such sale. ENE has agreed that the CrossCountry Approval Order will provide that CrossCountry must first obtain an order of the Bankruptcy Court authorizing such stockholder approval.

                  (iv) TRANSFER OF SHARED SERVICES ASSETS. Prior to the closing, EOS and ETS will assign to CrossCountry or a designated subsidiary of CrossCountry certain assets, including certain information technology and the Ardmore Data Center in Houston, Texas, on an "as-is," "where-is" basis. The Ardmore Data Center is the primary internet/telecommunications center for ENE and its affiliates, including the Pipeline Businesses. The servers, storage area network equipment, and phone switch equipment for ENE and its affiliates, including the Pipeline Businesses, are located at Ardmore. Under the Transition Services Agreement described below, CrossCountry agrees to provide support services to ENE relating to the Ardmore Data Center.

                  (v) CONDITIONS TO CLOSING. In addition to customary conditions to the obligations of the parties, including the absence of material breaches of the CrossCountry Contribution and Separation Agreement, performance of all covenants and agreements and the delivery of all closing documentation, the obligation of the parties under the CrossCountry Contribution and Separation Agreement is conditioned upon (i) obtaining the CrossCountry Approval Order,
(ii) the release of all liens on the CrossCountry Equity Interests imposed in connection with ENE's Amended DIP Credit Agreement, (iii) obtaining the necessary consents under Transwestern's credit facility, and (iv) obtaining consent from the FCC.

                  b.       ANCILLARY AGREEMENTS

                           (i)      TRANSITION SERVICES AGREEMENT. At the
closing of the transactions contemplated by the CrossCountry Contribution and Separation Agreement, CrossCountry and ENE will enter into a Transition Services Agreement pursuant to which ENE will provide to CrossCountry, on an interim, transitional basis, various services, including, but not limited to, the following categories of services: (i) office space and related services, (ii) information technology services, (iii) SAP accounting system usage rights and administrative support, (iv) tax services, (v) cash management services, (vi) insurance services, (vii) contract management and purchasing support services,
(viii) corporate legal services, (ix) corporate secretary services, (x) off-site and on-site storage, (xi) payroll, employee benefits and administration services, and (xii) services from RAC on a defined project basis. CrossCountry will provide to ENE, on an interim, transitional basis, various services, including, but not limited to, the following categories of services: (i) floor space for servers and other information technology equipment, (ii) technical expertise and assistance, including, without limitation, pipeline integrity, safety, environmental and compliance, (iii) accounts payable support, and (iv) accounting services relating to businesses owned directly or indirectly by ETS immediately prior to closing.

                  The parties are expected to enter into a Transition Services Supplemental Agreement at the closing of the CrossCountry Contribution and Separation Agreement. Subject to the consent of the Creditors' Committee, the Transition Services Supplemental Agreement will more fully delineate the services provided within each category set forth in the Transition Services Agreement. The charges for such transition services will be cost based. Certain services will be charged on an "as needed" basis.

                  Provision of the transition services will commence on the effective date of the Transition Services Agreement and terminate on December 31, 2004, unless otherwise agreed in writing by the parties. However, except as otherwise provided for in the Transition Services Supplemental Agreement, ENE may terminate any transition service upon ninety days' prior written notice to CrossCountry.

                  (ii) CROSS LICENSE AGREEMENT. At the closing of the transactions contemplated by the CrossCountry Contribution and Separation Agreement, ENE and certain of its subsidiaries and affiliated companies will enter into a Cross License Agreement pursuant to which each of the companies that are a party to the Cross License Agreement will grant, without warranty of any kind, each and every other party and their respective subsidiaries, all of the intellectual property rights of the party granting the license in and to certain software programs, documentation, and patents described in the Cross License, a non-exclusive, royalty free, sublicensable license, with fully alienable rights, to (i) use, copy, and modify the licensed programs and documentation; (ii) use, make, have made, distribute, and sell any and all products and services of the party receiving the license as well as such party's subsidiaries and sublicensees (if any); and (iii) engage in the business of such party receiving the license and business of its subsidiaries and sublicensees (if any) prior to, on, and after the closing date.

                  The Cross License Agreement became will become effective on the closing date and the licenses granted will continue in perpetuity unless licenses granted to a breaching party are terminated by any affected non-breaching party in the event such breaching party fails to cure a material breach of the Cross License Agreement within thirty days after delivery of written notice of the breach.

                  (iii) TAX SHARING AGREEMENT. At the closing of the transactions contemplated by the CrossCountry Contribution and Separation Agreement, CrossCountry, CrossCountry Citrus Corp., Northern Plains, Pan Border, NBP Services, Transwestern Holding, and Transwestern will enter into a Tax Sharing Agreement with ENE. The Tax Sharing Agreement will set forth the respective rights and responsibilities of the parties to the Tax Sharing Agreement with respect to taxes. Under the Tax Sharing Agreement, the parties will cause their respective subsidiaries to consent, to the extent necessary, to the filing of consolidated returns by ENE, including consolidated returns for the tax year ended December 31, 2003, and for each year thereafter that they are eligible to file consolidated returns, until such time as ENE, in the exercise of its sole discretion, elects to refrain from filing consolidated tax returns. ENE will be responsible for, among other things, the preparation and filing of all required consolidated returns on behalf of the companies and their subsidiaries, making elections and adopting accounting methods, filing claims for refund or credit, and managing audits and other administrative proceedings conducted by the IRS.

                  Under this agreement, CrossCountry and each subsidiary that is a member of the ENE Tax Group will be obligated to pay ENE the amount of income tax that it would have paid on a stand-alone basis and each of the parties and their respective subsidiaries will be compensated for the use of their respective net operating losses and/or tax credits to the extent utilized in the ENE consolidated return (other than the use of such losses or credits to offset gain in respect of an election pursuant to section 338(h)(10) of the IRC).

                  Prior to a subsidiary of ENE that is a party to the Tax Sharing Agreement ceasing to be a member of the ENE consolidated tax group, all intercompany payable accounts and intercompany receivable accounts of such subsidiary will be offset and netted against each other. If the resulting net balance is a payable from such subsidiary to ENE, then such subsidiary will pay the amount due to ENE. If the resulting net balance is a receivable from ENE to such subsidiary (other than Transwestern), then such subsidiary will assign and transfer its interest in the receivable to ENE. If the resulting net balance is a receivable from ENE to Transwestern, ENE and Transwestern will determine how such receivable will be settled.

                  The Tax Sharing Agreement will become effective on the closing date of the CrossCountry Contribution and Separation Agreement. After the Effective Date, ENE and

CrossCountry may continue to be parties to this Tax Sharing Agreement, or a new tax sharing agreement on similar terms until ENE and CrossCountry no longer file consolidated returns.

                  (iv) THE ARDMORE COLLOCATION LICENSE AGREEMENT. Prior to the closing of the CrossCountry Contribution and Separation Agreement, ENE and CrossCountry will enter into a license or lease agreement under which CrossCountry will lease to ENE adequate floor space in the Ardmore Data Center for servers and other information technology equipment owned by the CrossCountry Enron Parties. The space will be provided on a cost-basis for a term to be specified in the Ardmore Collocation License Agreement.

                  c. IMPLEMENTATION OF CROSSCOUNTRY CONTRIBUTION AND SEPARATION AGREEMENT

                  With the consent of the Creditors' Committee, the Debtors and their affiliates may seek to effect an election under Section 338(h)(10) of the IRC for CrossCountry, which would increase the basis, for federal income tax purposes, of certain assets of CrossCountry to their fair market values. Prior to making such election, the Debtors intend to seek a ruling from the IRS concerning the availability of this election; however, there is no assurance that a favorable ruling, if requested, will be obtained.

                  In order to qualify for this election, it is anticipated that the CrossCountry Equity Interests would be transferred by the CrossCountry Enron Parties to a limited liability company ("CrossCountry LLC"), subject to the rights of CrossCountry described below. The consideration for the CrossCountry Equity Interests would consist of membership interests in CrossCountry LLC. Thereafter, immediately prior to the distribution of CrossCountry Common Stock to applicable holders of Allowed Claims and the reserve for Disputed Claims, it is anticipated that CrossCountry LLC would convey the CrossCountry Equity Interests to CrossCountry pursuant to a merger, sale or other transaction. The consideration to be received by the CrossCountry Enron Parties, as members of CrossCountry LLC, in connection with such transaction would consist of (i) CrossCountry Common Stock and (ii) other consideration which may consist, in whole or in part, of non-voting, preferred stock (such preferred stock, if issued, will have a liquidation preference with a priority over the rights of holders of CrossCountry common stock). Such preferred stock will not be cancelled by operation of the Plan, but the ultimate disposition of such preferred stock has not been determined.

         2.       CERTAIN BUSINESS RELATIONSHIPS

                  a. TGS. In 1992, Argentina granted TGS a 35-year license to operate Argentina's main natural gas pipeline. Following a competitive bid process, the Argentine government awarded the bid to own and operate the TGS pipeline to a consortium that included ENE. As part of the bid application, Transwestern agreed to provide ongoing technical support to the ENE affiliate, EPCA, serving as the Technical Operator for the TGS pipeline. In addition, Transwestern guaranteed the performance of Enron Pipeline Company of Argentina's obligations under certain shareholder and other agreements with its joint venture partner. The surviving performance obligations under these agreements primarily involve corporate governance issues and shareholder rights.

                  b. ENE. The businesses that will be contributed to CrossCountry upon closing of the formation transactions have in place a number of arrangements with ENE, its subsidiaries and affiliates for certain general corporate services, including, but not limited to, information technology related matters, benefits plans or benefits related matters, and tax sharing arrangements. Upon closing of the formation transactions, these services will be provided pursuant to the agreements described herein. In addition, various agreements exist that are associated with the services provided by the business to the subsidiaries and affiliates of ENE such as natural gas transportation agreements and agreements that relate to the operation of the businesses such as compression services agreements.

                  Contemporaneous with the initiation of the Chapter 11 Cases, ENE and a number of its subsidiaries and affiliates that are the subject of Chapter 11 Cases ceased performance of their respective obligations under a number of such agreements with one or more of the CrossCountry companies or third parties. Those agreements (as well as any other agreements entered into by one of CrossCountry's businesses with a Debtor) have been, or are subject to being, rejected, at the option of the Debtor, as executory contracts. ENE and those of its subsidiaries and affiliates involved in the Chapter 11 Cases have not yet identified the agreements that will be rejected as executory contracts. CrossCountry may assume certain obligations to pay prepetition amounts due under certain contracts that CrossCountry elects to be assigned to it by Debtor entities. CrossCountry is not able to currently quantify the amount of such costs.

                  Transwestern and Florida Gas have entered into compression services agreements with ECS, an ENE affiliate, that continues to perform under the terms of such agreements.

                  Transwestern and Citrus have entered into hedging and transportation arrangements and intercompany loans with ENE and/or its subsidiaries or affiliates. Resolution of any claims by or against Transwestern and Citrus relating to such transactions will be addressed in the Plan.

                  ENE and El Paso's subsidiary, Southern Natural Gas, are parties to a Capital Stock Agreement, which governs ownership and disposition of the shares of Citrus. On October 31, 2003, ENE filed with the Bankruptcy Court, under a notice of presentment, a motion for an order approving assumption and assignment of the Capital Stock Agreement to CrossCountry or its designee. Following assumption and assignment, CrossCountry or its designee will become the Principal under the Capital Stock Agreement. The deadline for filing objections to the motion is November 17, 2003. A hearing will be held on November 20, 2003 to consider the motion. If the motion is approved, ENE will be relieved from any obligations under the Capital Stock Agreement in accordance with section 365 of the Bankruptcy Code. If the motion is denied, EL Paso's consent may be required for distribution of CrossCountry Common Stock pursuant to the terms of the Plan or if CrossCountry is to be sold to a third party, to the extent the Capital Stock Agreement remains binding on ENE. Refer to Section XIV.A.4, "Delayed Distribution or Non-Distribution of Plan Securities" for further information.

                  Northern Border Partners and its subsidiaries have entered into various agreements with ENE and certain affiliates that are subject to the bankruptcy proceedings that are described in Northern Border Partners' annual report on Form 10-K for the year ended

December 31, 2002, which report was not prepared by the Debtors but may contain information relevant to the Creditors' decision to approve the Plan.

G.       INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  CrossCountry's certificate of incorporation provides that CrossCountry will indemnify directors and officers of CrossCountry to the fullest extent permitted by the Delaware General Corporation Law for actions taken in their capacity as directors and officers of CrossCountry. Expenses incurred by a director or officer in connection with an indemnifiable claim will be addressed by CrossCountry provided that such director or officer will be obligated to repay such advance to the extent it is ultimately determined that such director or officer was not entitled to indemnification. CrossCountry is authorized, in its discretion, to provide the same indemnification protections to employees and agents.

                  Under Delaware law, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (a derivative action) if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of CrossCountry and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of a derivative action, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with defense or settlement of such an action and Delaware law requires court approval before there can be any indemnification of expenses where the person seeking indemnification has been found liable to CrossCountry.

H.       EQUITY COMPENSATION PLAN

                  Following confirmation of the Plan, in order to attract, retain and motivate highly competent persons as key employees and/or directors of CrossCountry, CrossCountry expects to adopt a long-term equity incentive compensation plan providing for awards to such individuals. It is anticipated that the Compensation Committee of CrossCountry's Board of Directors will determine the specific terms of any grants made under such plan and will provide grants of awards designed to focus equity compensation on performance and alignment with shareholders interests; provided, however, that shares reserved for the plan will not exceed 10% of the CrossCountry Common Stock to be issued pursuant to the Plan, with projected annual share usage under the plan not exceeding 2%.

                  X.       PRISMA ENERGY INTERNATIONAL INC.

         CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

A.       BUSINESS

         1.       GENERAL

                  Prisma is a Cayman Islands exempted company with limited liability formed to own and, in certain circumstances, operate many of ENE's international energy infrastructure businesses. No operating businesses or assets have been transferred to Prisma at this time; however, subject to obtaining requisite consents, the Debtors intend to transfer the businesses described in this section of the Disclosure Statement to Prisma either in connection with the Plan or at such earlier date as may be determined by ENE and approved by the Bankruptcy Court. In addition, as previously approved by the Bankruptcy Court, the Debtors have transferred certain employees to a wholly-owned subsidiary of Prisma formed to provide services to Prisma and its subsidiaries, as well as, in certain instances, the Debtors and their affiliates, with respect to operating and managing international assets.

                  The Debtors are actively pursuing a strategy to obtain the requisite consents, including approval of the Bankruptcy Court, in order to transfer certain operating businesses and assets to Prisma and its subsidiaries; however, there can be no assurance as to which businesses and assets ultimately will comprise Prisma. Prisma will be engaged in the generation and distribution of electricity, the transportation and distribution of natural gas and LPG, and the processing of NGLs. If all businesses are transferred to Prisma as contemplated, Prisma will own interests in businesses whose assets will:

                  - include over 9,600 miles of natural gas transmission and distribution pipelines;

                  - include over 56,000 miles of electric transmission and distribution lines;

                  - include over 2,100 MW of electric generating capacity;

                  - serve 6.5 million LPG, gas, and electricity customers;

                  -        be located in 14 countries; and

                  -        employ over 7,900 people.

                  Prisma will be an energy infrastructure company providing energy generation, transportation, processing, and distribution services in a safe and reliable manner. By concentrating on its core competencies of owning and operating energy infrastructure assets in diverse international locations, Prisma intends to focus on being a low-cost, efficient operator in the markets it serves. Prisma's anticipated objective is to generate stable cash flow, earnings per share, and dividends, and to grow each of these through growth projected within the existing portfolio of businesses. Prisma will operate through three business segments--Natural Gas Services, Power Distribution, and Power Generation. Prisma should be well-positioned to implement its planned strategy, but it will face risks both specific to its assets and general to the markets and countries in which it will operate. In addition to Bankruptcy Court approval, the transfer of the businesses described in this Disclosure Statement to Prisma will require the consent of other parties, including, but not limited to, governmental authorities in various jurisdictions. If any such consents are not obtained, then at the discretion of ENE, with the consent of the Creditors' Committee, as contemplated in the Plan, one or more of these businesses may not be transferred to Prisma, but instead will remain directly or indirectly with ENE. Refer to Section X.A.2., "Risk Factors" for further information.

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

                  The corporate affairs of Prisma will be governed by its memorandum and articles of association, amended and restated versions of which will accompany the Prisma Contribution and Separation Agreement, and by the Companies Law and common law in the Cayman Islands. The rights of shareholders and the fiduciary responsibilities of directors under Cayman Islands law are not as clearly established as under statutes or judicial precedent in existence in jurisdictions in the United States. For example, unlike in many jurisdictions in the United States, Cayman Islands law does not specifically provide for shareholder appraisal rights on a merger or consolidation of a company. Shareholders of Cayman Islands exempted companies have no general rights under Cayman Islands law to obtain copies of lists of shareholders of the company or to inspect its corporate records or accounts except as may be permitted under the Articles of Association. Subject to limited exceptions, under Cayman Islands law, a minority shareholder may not bring a derivative action against the board of directors. There are other differences between Cayman Islands and U.S. corporate law not summarized here. Also, because Prisma is a Cayman Islands exempted company, there is uncertainty as to whether the Grand Court of the Cayman Islands would recognize or enforce judgments of United States courts obtained against Prisma predicated upon the civil liability provisions of the securities laws of the United States or any state thereof to the extent such provisions constitute a fine or similar penalty, or be competent to hear original actions brought in the Cayman Islands against Prisma predicated upon the securities law of the United States or any state thereof.

                  a. NATURAL GAS SERVICES. Natural Gas Services is expected to serve its customers through natural gas and liquids pipelines, natural gas and LPG distribution systems, LPG import terminals, and natural gas processing facilities. Generally, the assets planned to be a part of Natural Gas Services are either subject to firm contracts for their capacity (i.e., long-term transportation or processing contracts designed to provide a fixed customer fee regardless of the level of actual throughput) or are regulated and have historically provided a stable, predictable stream of cash flows. Refer to
Section X.A.2., "Risk Factors" for further information on conditions and developments that could upset this stability. By utilizing and building on its initial infrastructure, Natural Gas Services will strive to capture additional throughput volumes or connect to incremental customers and, therefore, generate additional cash flows.

                  Specifically, Natural Gas Services is expected to consist of ownership interests in:

                  - nine city gas distribution companies located in South Korea providing service to over two million customers;

                  - LPG distribution businesses located in Venezuela and South Korea providing service, directly or through distributors, to over 2.2 million customers;

                  - six separate transportation businesses located in South America with a daily throughput capacity of approximately 3.2 billion cubic feet per day of natural gas spanning more than 6,000 miles; and

                  - NGL extraction, fractionation, refrigeration, and storage facilities located in Venezuela.

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

                  b. POWER DISTRIBUTION. It is anticipated that Power Distribution will provide retail electricity delivery to approximately 1.8 million customers in the States of Sao Paulo and Mato Grosso do Sul, Brazil, through subsidiary Elektro, a Brazilian local electricity distribution company. Prisma is expected to own 99.62% of Elektro.

                  Elektro's concession area covers 223 municipalities in Sao Paulo and five municipalities in Mato Grosso do Sul, encompassing approximately 56,000 miles of distribution lines. A 30-year renewable concession contract, the first term of which expires in 2028, provides exclusive distribution rights within the concession area. Elektro is a business that has historically provided a stable, predictable local currency cash flow stream with moderate growth.

                  Sao Paulo, located in the southeastern region of the country, is the most highly urbanized and industrialized state in Brazil. Its economy accounts for approximately 37% of Brazilian GDP and 33% of national electricity consumption. Elektro is the third-largest local electricity distribution company in Sao Paulo and the seventh-largest in Brazil.

                  In the period from 1990 to 2000, the overall electricity consumption in Brazil increased by a 4.4% CAGR. During the same period the electricity consumption in Elektro's concession area grew at a CAGR of 5.1%, exceeding average consumption in the southeastern region.

                  c. POWER GENERATION. Power Generation is expected to consist of ownership interests in ten power plants. These power plants:

                  - have a total generating capacity of approximately 2,100 MW, with Prisma's ownership percentage representing generating capacity of approximately 1,180 MW;

                  - are located in Argentina, Brazil, the Dominican Republic, Guam, Guatemala, Nicaragua, Panama, the Philippines, Poland, and Turkey; and

                  - utilize natural gas as the primary fuel in four plants, and liquid fuel in the remainder.

                  It is anticipated that Power Generation will generate stable cash flows as most of the electrical capacity and energy of the power plants has been pre-sold on a long-term basis to cover all fixed and variable costs of operations, fuel costs and debt service and a return on equity capital. To the extent any generating capacity remains uncommitted, Prisma is expected to market such excess generation into available markets. Approximately 85% to 90% of the expected generating capacity of Prisma in 2003 and over the succeeding three years is fully contracted.

         2.       RISK FACTORS

                  Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for further information related to the risks applicable to Prisma. The risks described therein are not the only ones facing Prisma. Additional risks are also described in the individual descriptions of the businesses expected to be a part of Prisma. Other risks may not presently be known to ENE

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

or ENE may have deemed them to be immaterial at this time. Prisma's businesses, financial condition, and results of operations could be materially adversely affected by any of these risks.

                  Prisma has been formed, but no operating businesses or assets have been transferred to Prisma at this time. The Debtors and Prisma are currently seeking numerous approvals, consents, and waivers from lenders, partners, governmental authorities, and other parties to allow the businesses described in this Disclosure Statement to be transferred to Prisma in connection with the Plan. There can be no assurance that all or any of such approvals or consents can be obtained. Certain of the approvals and consents are required pursuant to applicable agreements or law to be obtained prior to the initial transfer of the businesses to Prisma and others will be triggered upon the distribution of shares of Prisma's capital stock pursuant to the Plan. Nevertheless, the Debtors and Prisma are seeking consents for both the initial transfer and the subsequent distribution of shares to the creditors prior to the initial transfer of each business to Prisma. In addition, the Debtors and Prisma are seeking the consent of certain parties to any post-transfer sale of Prisma or discrete businesses within Prisma to as of yet unidentified third parties. There can be no assurance, however, that these consents will be obtained. The required consents and approvals generally fall into the following categories:

                  - Lenders. The many credit facilities and other debt instruments to which the businesses to be transferred to Prisma are parties often require ENE to directly or indirectly hold specified percentages of the equity interests in the business, or provide that a change of control of the business is an event of default. The lenders, including various multilateral agencies, under these credit facilities and other debt instruments must therefore consent to ENE no longer being in the chain of ownership of the transferred businesses.

                  - Governmental Authorities. Many of the businesses to be transferred to Prisma are regulated by local energy regulatory authorities, operate pursuant to concessions granted by governmental authorities or are party to agreements with governmental authorities. These regulatory and other governmental authorities often must consent to the transfer of the businesses to Prisma. Additionally, certain of the proposed transfers to Prisma are subject to review by antitrust agencies, which either must approve the transfer in advance or have the authority to impose conditions on Prisma's business following the transfer.

                  - Partners. Because ENE and its subsidiaries generally own less than 100% of the businesses to be transferred to Prisma, they are sometimes party to shareholder agreements that, among other things, require the shareholders to consent to certain transfers by a shareholder of its equity interest in the business to a third party or give the shareholders preferential purchase rights in connection with certain transfers of equity interests in the business. The preferential rights often include (1) rights of first refusal that require a party to offer to sell its equity interests to the other shareholders on the same or more favorable terms on which it would be willing to sell its equity to a third party and (2) change of control purchase rights that require a shareholder that has experienced a direct or indirect change of control to offer to sell its equity interest in the business to the other shareholders. To the extent that these purchase rights are applicable to the transfer of businesses to Prisma or the subsequent distribution of shares of Prisma's capital stock, ENE expects to either offer these purchase rights to the other shareholders or ask the shareholders to waive their rights prior to the transfer to Prisma.

                  -        Debtors' Financing Structures -- Rawhide. Refer to
                           Section III.F.42, "Rawhide" for information regarding the financing transaction referred to as Rawhide. ENE, with Ponderosa, indirectly owns 50% of Centragas, which interests are expected to be transferred to Prisma. The transfer of these interests to Prisma may be subject to the consent of the holders of the debt and equity interests in this financing structure, which may or may not be granted in connection with an overall settlement of the various rights and obligations between ENE and the financing structure. No assurances can be given that the Debtors and Prisma will obtain the requisite structure related consents and approvals (if any) required to transfer Centragas into Prisma.

                  -        Debtors' Financing Structures -- Osprey/Whitewing.
                           Refer to Section III.F.41, "Osprey/Whitewing" for information regarding the financing transaction referred to as Osprey/Whitewing. Including any interests in which Osprey may assert a beneficial interest, ENE indirectly owns 99.62% of Elektro, 100% of ENS and 50% of Trakya, which interests are expected to be transferred to Prisma. The transfer of these interests to Prisma may be subject to the consent of the holders of the debt and equity interests in this financing structure, which may or may not be granted in connection with an overall settlement of the various rights and obligations between ENE and the financing structure. No assurances can be given that the Debtors and Prisma will obtain the requisite structure related consents and approvals (if any) required to transfer Elektro, ENS and/or Trakya into Prisma.

                  -        Debtors' Financing Structures-- Enron Equity Corp.
                           Refer to Section III.F.21, "Enron Equity Corp." for information regarding the financing transaction referred to as Enron Equity Corp. Including any interests in which Enron Equity Corp. may assert a beneficial interest, ENE, with Ponderosa, indirectly owns 50% of Centragas and ENE indirectly owns 85% of SECLP. The entities transferring these assets to Prisma are Debtors (including Enron Holding Company LLC and Enron Commercial Finance Ltd.) and, at this time, it is anticipated that these Debtors will not make any distributions to their equity holders. In addition, Enron Equity Corp. holds an indirect 0.89% interest in SECLP which is not being transferred into Prisma.

                  If any required approval, consent or waiver relating to the transfer of a particular business or the subsequent distribution of shares to the creditors cannot be obtained prior to the transfer of the assets to Prisma, then at the discretion of ENE, with the consent of the Creditors' Committee, as contemplated in the Plan, such business may not be transferred to Prisma and, instead, would remain, directly or indirectly, with ENE. Refer to Section X.A.3., "Transferred Businesses" for further information about businesses that would remain with ENE. As a result, it is possible that Prisma's businesses may not include all of the transferred businesses described in this Disclosure Statement. In addition, it is possible that any consents or approvals that are given could contain conditions or limitations that could adversely affect Prisma's ability to operate and manage its business, or adversely affect its financial results.

                  Following the transfers to Prisma, certain businesses will remain subject to governmental rules and regulations, such as utility ownership requirements or antitrust laws, which may require that an approval be obtained each time there is a direct or indirect change in the ownership or control of such business. The failure to obtain such an approval may result in violations of local laws, the loss of governmental approvals, and defaults under applicable loan agreements. Such approval requirements could deter changes in ownership or control of Prisma that may otherwise have occurred, and any actual change in the ownership or control of Prisma that would trigger any such approval requirements could adversely impact the price and liquidity of the shares of stock of Prisma.

         3.       TRANSFERRED BUSINESSES

                  a. WORLDWIDE ASSET BASE. All of the businesses that are expected to be a part of Prisma are located outside the United States, except for one business located in the U.S. territory of Guam. Prisma will face different political, economic, and regulatory challenges in each of the 14 countries in which it will operate. While operating in several countries will bring many challenges, it should also help Prisma to diversify its risks and create additional expansion opportunities. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information.

                  b.       FORMATION OF PRISMA AND CONTRIBUTION OF PRISMA ASSETS

                  Prisma was organized as an exempted company with limited liability in the Cayman Islands on June 24, 2003 for the purpose of acquiring the Prisma Assets, which include equity interests in the identified businesses, intercompany loans to the businesses held by affiliates of ENE, and contractual rights held by affiliates of ENE. ENE and its affiliates will contribute the Prisma Assets to Prisma in exchange for shares of Prisma Common Stock commensurate with the value of the Prisma Assets contributed. The contribution of the Prisma Assets is expected to be effected pursuant to a Prisma Contribution and Separation Agreement to be entered into among Prisma and ENE and several of its affiliates. It is anticipated that the Prisma Contribution and Separation Agreement, which is currently being negotiated, will be submitted for Bankruptcy Court approval either as part of the Plan Supplement or by a separate motion. Refer to Section X.E., "Prisma Contribution and Separation Agreement" for additional information. Prisma and ENE and its affiliates also expect to enter into certain ancillary agreements, which may include a new Transition Services Agreement, a Tax Allocation Agreement and a Cross License Agreement.

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

                  The employees of ENE and its affiliates who have been supervising and managing the Prisma Assets since December 2001, became employees of a subsidiary of Prisma effective on or about July 31, 2003. In connection therewith, as approved by the Bankruptcy Court, ENE and its affiliates entered into four separate Transition Services Agreements pursuant to which such employees will continue to supervise and manage the Prisma Assets and other international assets and interests owned or operated by ENE and its affiliates.

                  The ancillary agreements, together with the Prisma Contribution and Separation Agreement, will govern the relationship between Prisma and ENE and its affiliates subsequent to the contribution of the Prisma Assets, provide for the performance of certain interim services, and define other rights and obligations until the distribution of shares of capital stock of Prisma pursuant to the Plan or the sale of the stock to a third party. In addition, the Prisma Contribution and Separation Agreement or the ancillary agreements are expected to set forth certain shareholder protection provisions with respect to Prisma and may contain indemnification obligations of the Prisma Enron Parties.

                  c. NATURAL GAS SERVICES. The tables below identify the non-pipeline and pipeline businesses included in the Natural Gas Services segment and several of their key features.

                  NATURAL GAS SERVICES NON-PIPELINE BUSINESSES

                                                                                                                   SCHEDULED
                             ANTICIPATED                                                            DATE          TERMINATION
                               PRISMA                                                            COMMERCIAL       DATE OF KEY
                              OWNERSHIP                                                         OPERATION WAS       PROJECT
 BUSINESS       LOCATION      INTEREST                        BUSINESS                            INITIATED        AGREEMENT
SK-Enron       South Korea      50.0%      Holding company for equity interests                 July 1978 to     Not applicable
                                           in nine CGCs, two gas facility construction          February 1990
                                           and sale companies, one LPG import and               (depending on
                                           marketing company and one cogeneration company       business)

Cuiaba - TBS   Bolivia and      50.0%      Purchase and sale of natural gas for Cuiaba-EPE      May 2002         May 4, 2019
               Argentina

Vengas         Venezuela        97.0%      Propane transporter and distributor                  1953             Not applicable

                                                                                                                   SCHEDULED
                             ANTICIPATED                                                            DATE          TERMINATION
                               PRISMA                                                            COMMERCIAL       DATE OF KEY
                              OWNERSHIP                                                         OPERATION WAS       PROJECT
 BUSINESS       LOCATION      INTEREST                       BUSINESS                             INITIATED        AGREEMENT
Accroven       Venezuela     49.25%        NGL extraction, fractionation, refrigeration         July 10, 2001    July 9, 2021
                                           and storage facilities

                         NATURAL GAS SERVICES PIPELINES

                                                                                                         SCHEDULED
                                                                                                        TERMINATION
                                 ANTICIPATED                                             DATE             DATE OF
                                   PRISMA                ROUTE                         COMMERCIAL        PRINCIPAL
                                  OWNERSHIP      LENGTH AND TRANSPORT                  OPERATION       TRANSPORTATION
 BUSINESS         LOCATION        INTEREST             CAPACITY          BUSINESS    WAS INITIATED       AGREEMENTS
Cuiaba -          Bolivia           50.0%       Bolivian portion of      Natural      May 2002          November 24,
GasBol                                          the BBPL to              gas                            2024
                                                Bolivia-Brazil border    pipeline
                                                at San Matias, 226
                                                miles, current
                                                capacity of 95 MMcf/d

Cuiaba -          Brazil            50.0%       Bolivia-Brazil border    Natural      May 2002          June 4, 2024
GasMat                                          at San Matias to EPE     gas
                                                power plant, 175         pipeline
                                                miles, current
                                                capacity of 95 MMcf/d

Transredes        Bolivia           25.0%       A network of pipelines   Natural      May 1997          2003 to 2019
                                                in Bolivia with          gas and      (formation)
                                                connections to Brazil,   liquids
                                                Argentina and Chile,     pipeline
                                                approximately 1,800      network
                                                miles of gas pipeline,
                                                1,700 miles of liquids
                                                pipeline

BBPL - GTB        Bolivia         17.0% and     Rio Grande to Mutun,     Natural      July 1999         TCQ 2021
                               12.75% through   approximately 350        gas                            TCX 2021
                                 its partial    miles, current           pipeline                       TCO 2041
                                ownership of    capacity of
                                 Transredes     approximately 1.1
                                                bcf/d

BBPL - TBG        Brazil         4.0% and 3%    Corumba to Porto         Natural      July 1999         TCQ 2021
                                 through its    Alegre,                  gas                            TCX 2021
                                   partial      approximately 1,600      pipeline                       TCO 2041
                                ownership of    miles, nominal
                                 Transredes     capacity of 30 MMcm/d
                                                of gas

Centragas         Colombia          50.0%       Ballena to               Natural      February 24,      February 24,
                                                Barrancabermeja,         gas          1996              2011
                                                359 miles,               pipeline
                                                maximum capacity of
                                                200 MMcf/d

                  As indicated above, each of the Natural Gas Services businesses that is expected to be included in Prisma has been completed and has initiated commercial operations.

                           (i)      SK-ENRON CO., LTD. (SK-ENRON). ENE
indirectly owns 50% of the outstanding shares of SK-Enron. The other 50% of SK-Enron's outstanding shares are owned by SK, which in 2002 was the third-largest business group, or chaebol, in South Korea. SK-Enron is a holding company for 100% of the outstanding shares of seven privately held CGCs and a cogeneration company in South Korea, as well as leading or controlling stakes in two publicly traded CGCs and an LPG importing and marketing company in South Korea. In addition, each of the two publicly traded CGCs has a subsidiary company that is engaged in the construction of gas facilities and sale of gas equipment. Under its holding company structure, SK-Enron conducts substantially all of its LPG and natural gas delivery operations through its subsidiaries and controlled affiliates and provides primarily shared support services through the holding company.

                  SK-Enron's affiliates operate in three businesses: (1) city gas distribution, which represented 52% of SK-Enron's 2002 revenues under Korean GAAP accounting (which consolidates the revenues of all subsidiaries in which the parent company has at least a 30% ownership interest); (2) LPG import and marketing, which represented 47% of SK-Enron's 2002 revenues under Korean GAAP accounting; and (3) cogeneration.

                           (A)      CITY GAS. Each of SK-Enron's nine CGCs is a
publicly-regulated utility with an exclusive franchise to engage in the distribution of natural gas (and in one case, a mixture of LPG and air) to retail, commercial, and industrial customers in its respective franchise area, with certain limited exceptions. To this end, each of SK-Enron's CGCs owns distribution pipelines for transporting natural gas from the national trunk pipeline transmission system owned by KOGAS, the national monopoly natural gas wholesaling company, to the CGC's customers. Under the South Korean regulatory structure, CGCs operate on a regulated rate of return basis. The prices at which CGCs purchase gas are set by KOGAS and approved by the South Korean Ministry of Commerce, Industry and Energy, while local regulatory authorities set the tariffs for retail gas distribution. Regulated retail tariffs are designed to include full pass-throughs of fuel, operating, and capital costs plus a regulated rate of return on investment.

                           (B)      LPG. SK-Enron's subsidiary, SK Gas, is one
of the two leading LPG importing and marketing companies operating in South Korea and supplied approximately 25% of domestic LPG consumption by volume in 2002. Approximately 57% of SK Gas's 2002 revenue was generated through the retail sale of LPG to refineries, industrial customers, and petrochemical companies and through wholesale sales to CGCs and other retailers. The balance of its 2002 revenue was generated through LPG trading activities. SK Gas owns and operates two large LPG receiving terminals and one of the world's largest single underground storage rock caverns.

                           (C)      COGENERATION. Iksan Energy owns a 20-MW
coal-fired cogeneration facility which serves 32 steam offtakers and supplies power to Korea Electric Power Company, the national power company of South Korea.

                           (D)      CITY GAS DISTRIBUTION. South Korea currently
has a total of 32 CGCs. SK-Enron is the largest gas distribution business in South Korea. The nine CGCs affiliated with SK-Enron supplied approximately 25% of total domestic city gas demand in 2002, providing service to over two million customers. The SK-Enron CGCs provide service to all or a portion of three of the four largest cities in South Korea. The customer mix is split among residential, industrial, and commercial and varies among the individual CGCs. Historically, however, the higher margin residential segment has comprised approximately 50% of total volume. The SK-Enron CGCs purchase all of their supplies of gas from KOGAS as regassified LNG for delivery by pipeline pursuant to long-term contracts. In certain of the jurisdictions in which the SK-Enron CGCs operate, the CGCs are subject to local government regulations that require them to provide gas supply to customers upon request. However, these requirements are subject to a number of broad exceptions, including force majeure, technical difficulty in providing connections and faulty supply facilities. As a result, SK-Enron CGCs are largely exempt from liabilities to customers in their franchise areas for failure to provide service under these circumstances.

                           (E)      INDUSTRY OVERVIEW. South Korean natural gas
demand is split between the electricity sector (33% of total volume in 2002) and the city gas sector (67% of total volume in 2002). South Korea currently relies on imported LNG to meet its entire demand for natural gas. Residential customers are the largest consumers of CGC-delivered natural gas, comprising approximately 60% of total volume in 2002. Due to higher gross tariffs applied to residential customers based on a uniform cost of gas, residential customers provide higher profit margins than industrial, commercial, or other customers. The total number of households supplied with natural gas by CGCs has increased from 6.5 million households in 1998 to 9.4 million in 2002 and is forecasted by the Korean City Gas Association to increase to almost 10.6 million by 2004. LPG consumption in 2002 was divided among household and commercial activities (32%), petrochemical and industrial activities (21%), transportation fuels (45%), and city gas (2%). LPG is growing in importance in South Korea as a transportation fuel, the largest sector usage.

                           (F)      SHAREHOLDER ARRANGEMENTS. When SK-Enron was
formed in 1999, SK and Enron Korea entered into a Shareholders Agreement that defines, among other things, certain rights of first refusal, buy-sell rights, and consent rights to transfer by each shareholder, which by their terms do not apply in connection with upstream transfers such as the transfer of ENE's interests to Prisma. The Shareholders Agreement provides, among other things, that the Board of Directors is split equally between SK and Enron Korea nominees, certain executive positions rotate periodically between SK and Enron Korea nominees, and certain SK-Enron actions require prior board approval. The Shareholders Agreement governs the treatment of certain business activities and opportunities and provides, subject to certain exceptions, that neither shareholder nor its affiliates may pursue any of SK-Enron's primary business activities outside of SK-Enron without the other shareholder's consent. Restrictions also apply to certain other business opportunities.

                           (G)      DIVIDENDS. Although its organizational
documents do not prohibit dividends, SK-Enron's Shareholders Agreement expresses a preference to minimize dividends unless the parties otherwise agree. Historically SK-Enron has reinvested its earnings, and its Board of Directors has not declared any dividends.

                           (H)      SHAREHOLDER DISPUTES. In connection with a
dispute between SK and Enron Korea over certain matters, including alleged activities resulting in the failure of a proposed sale by Enron Korea of its interests in SK-Enron to close in 2002 and the subsequent abandonment of the transaction by the potential buyer, Enron Korea sent a pre-arbitration notice to SK under the Shareholders Agreement. SK and Enron Korea have not proceeded further with the arbitration process. SK previously obtained an order from a South Korean court permitting SK to place a "preliminary attachment" lien on Enron Korea's shares in SK-Enron to secure certain claims, and although the period for enforcement of the lien has lapsed, there can be no assurance that SK will not again seek to place a lien on Enron Korea's shares in SK-Enron. Refer to Section XIV.I.1.f., "Difficulty Enforcing and Defending Contractual and Legal Rights" for further information. In any event, a lien on Enron Korea's shares of SK-Enron would not affect ENE's ability to transfer its interest in SK-Enron to Prisma.

                           (I)      SK ISSUES. As a result of investigations
into certain business activities by the Seoul District Public Prosecutors, accounting irregularities were reportedly discovered in early 2003 at one of SK's affiliates, SK Networks (formerly SK Global), which engages in worldwide trading operations on behalf of members of the SK group. As a result of this disclosure, SK Networks has been placed under a bank-supervised workout program, and SK Networks' U.S. subsidiary filed for bankruptcy protection in the U.S. in July 2003. SK Networks' main creditor banks requested that the stronger units of the SK group, including SK, provide financial support to SK Networks. These events were accompanied by reported reductions in bank lines of credit to SK group companies by banks and investment trust companies, and led to a decision by S&P Rating Services to lower its long-term credit rating on SK in May 2003. There can be no assurance that SK will not suffer further deteriorations in its credit rating. In September 2003, the creditors of SK Networks agreed on a debt restructuring scheme for the company which involves, among other things, conversion of a substantial amount of its debt held by SK into equity of SK Networks, which SK Corp. agreed to in October 2003. In addition, news articles have indicated that SK Shipping, another affiliate of SK, may also face financial difficulties due to alleged accounting irregularities. None of the ongoing investigations or debt restructuring involves SK-Enron or Enron Korea, and SK-Enron and its operations have not been significantly affected by these events to date. However, no assurances can be given that the issues surrounding SK will not adversely affect SK-Enron in the future.

                           (J)      ASSOCIATED DEBT. SK-Enron has financed, and
currently expects to continue to finance, its and its subsidiaries' ongoing operations and any subsequent acquisitions primarily from cash flows. SK Gas incurred a substantial amount of secured term debt in connection with the construction of certain storage and processing facilities, with liens securing that debt equal to approximately 48% of the total book value of the underlying SK Gas assets as of December 31, 2002.

                           (K)      PROPERTY, PLANT AND EQUIPMENT. Each of the
SK-Enron CGCs owns a network of lateral pipelines connecting to KOGAS transmission lines, distribution pipelines, and related facilities for distributing gas to its customers. The SK-Enron CGCs own altogether a total of approximately 5,600 kilometers of pipe. SK Gas owns two LPG receiving terminals that serve as domestic import and distribution hubs and as loading facilities for transferring cargos from large ocean-going ships to smaller coastal trading ships. Iksan Energy owns a coal-fired cogeneration facility, which serves 32 steam offtakers and supplies power to Korea Electric Power Company. SK-Enron and its subsidiaries also own or lease offices for their operations for varying periods.

                           (L)      COMPETITION. Although the geographic
franchise grants to CGCs are exclusive, some competition exists in certain CGC territories from government-supported local district heating companies. Service areas in which local district heating companies operate are significantly less profitable for SK-Enron CGCs. CGCs provide gas solely for cooking in such areas instead of gas for cooking and heating, but with similar capital investment in distribution. In areas being served by local district heating companies, informal political pressure has occasionally been brought to bear on SK-Enron CGCs to provide cooking gas service at a loss. Although SK-Enron CGCs historically have been able to avoid being required to provide services under these circumstances, no assurance can be given that they will be able to continue to do so. SK-Enron CGCs might therefore be compelled to provide cooking gas services in the future at a loss, which could be material. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information.

                  LPG is more expensive than natural gas on an equivalent BTU basis in locations served by natural gas, but serves as an alternative to natural gas in rural and suburban areas where natural gas is unavailable or portability of product is required. Historically, the expansion of natural gas into traditional LPG markets has been inhibited by the capital costs required to expand pipeline and retail distribution systems. The LPG import, distribution, and marketing sector has significant barriers to entry, due primarily to the cost of investment in storage.

                           (M)      REGULATION. South Korea currently relies on
imported LNG to meet its entire demand for natural gas. At present, KOGAS controls all importation of LNG. As a general matter, domestic prices for wholesale gas sales to CGCs are set by KOGAS every two months, subject to review and approval by the South Korean Ministry of Commerce, Industry and Energy. Those CGCs that are not connected to the national trunk pipeline system rely on LPG supplied by SK Gas and other LPG wholesalers, which is then vaporized, mixed with air, and delivered to customers.

                  The South Korean Ministry of Commerce, Industry and Energy announced a gas industry restructuring plan in 1999 that is designed to result in wholesale and retail market competition, open access distribution systems, and customer choice of gas supplier. Although gas industry restructuring has been delayed, and certain early deadlines have already been missed, this proposal remains the current government plan for gas industry restructuring in South Korea. Transportation of gas is expected to be regulated under an "open access" scheme in which independent gas transporters would have the right to use the existing gas pipeline system upon payment of regulated tariffs, while pipeline system owners, which include the CGCs, would be protected from competition in transportation.

                  The South Korean Ministry of Commerce, Industry and Energy regulates the CGCs by regulating the operating costs that are recoverable from their customers and by providing guidelines for "proper margins" between wholesale and retail. These regulations are interpreted and implemented by the respective provincial tariff-setting authorities, which conduct annual tariff reviews for each CGC. The CGCs are generally permitted to pass-through KOGAS charges, which are the largest component of the tariff. Historically, a lack of specificity in the national regulations concerning tariff calculation methodologies has left considerable room for negotiation of rates with the provincial regulatory authorities, and many of these determinations have been very political and heavily negotiated. However, since 2001 the scope for negotiation of rates at the provincial level has been more limited due to the promulgation of more restrictive guidelines for such negotiations by the South Korean Ministry of Commerce, Industry and Energy. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information.

                  In 2001, South Korea deregulated the LPG marketing and import business. SK Gas operates in the unregulated wholesale LPG market and is not subject to regulated tariffs. SK Gas supplied about 25% of total LPG demand in South Korea in 2002. Iksan Energy sells steam under contract to its offtakers, but electricity sales to Korea Electric Power Company are at the regulated market clearing price.

                           (N)      RELATIONS WITH AFFILIATES. SK Gas sells a
substantial amount of LPG to SK, and SK Gas has historically carried an outstanding receivable of approximately $30 million from SK and certain of its affiliates other than SK-Enron and its subsidiaries. In addition, SK Gas has contracted with SK Shipping, an SK affiliate that reportedly may face financial difficulties, to supply substantially all of SK Gas's long-term LPG shipping capacity needs. If SK Shipping is unable to provide transport services for SK Gas, SK Gas would be required to replace such capacity with shipping contracts with third parties. There can be no assurance that SK Gas would be able to replace any or all of such capacity in a timely manner at rates and on other terms as favorable to SK Gas as its current contracts with SK Shipping.

                           (O)      HOLDING COMPANY STATUS & TAXATION OF
DIVIDENDS. SK-Enron is structured as a holding company to take advantage of recent changes in South Korean law that facilitate the ability of members of a corporate group to pay dividends within the group. Prior to the enactment of these laws, the chaebols avoided holding company structures and dividends to move cash between group companies, loaning cash to related parties instead. However, the specified proportions of dividends received from subsidiaries of a company are now permitted to be excluded from the receiving company's income, subject to certain limitations. Due to certain cross-holdings among its subsidiaries and certain outstanding debt obligations of SK-Enron incurred in connection with acquisition of some of its subsidiaries, SK-Enron currently loses approximately 12% of the available dividend exclusion.

                        (ii)     TRANSBORDER GAS SERVICES, LTD. (CUIABA -
TBS). Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information.

                        (iii) VENGAS, S.A. (VENGAS). Vengas is the largest distributor of LPG in Venezuela and has been in operation since 1953. Vengas has approximately 2,000 full-time employees, a substantial majority of whom are unionized. Vengas believes it serves an estimated 40% of the Venezuelan LPG market by volume, mostly through the distribution of Vengas brand LPG directly to approximately 2.2 million customers and through 85 sub-distributors and the remaining through sales of non-Vengas brand LPG through other channels. Vengas's direct customers include a network of approximately 7,500 "rack dealers" that sell LPG in small cylinders to an even greater number of individual customers.

                  Vengas's sole supplier of LPG is PdVSA at rates that are regulated by the Ministry of Energy and Mines. PdVSA is Venezuela's sole producer of LPG. Sales by Vengas to its residential customers, which represent approximately 90% of its sales, are also regulated by the Ministry of Energy and Mines. Vengas's costs and sales revenues are all in Venezuelan bolivars. Vengas has no long-term debt.

                  Vengas also owns a 99.19% interest in CALIFE, a Venezuelan utility. CALIFE distributes electric power to approximately 50,000 customers in the Venezuelan municipalities of Puerto Cabello and Moron and surrounding areas, with total electricity sales of 336 GWh in 2002. Vengas is seeking an orderly exit from CALIFE and the electricity distribution business because it is non-core to Vengas's LPG business and has historically suffered losses.

                  Vengas is 97% owned by ENE through its indirect subsidiary V. Holdings. The remaining 3% of the outstanding shares have been publicly held and traded on the Caracas Stock Exchange since 1993. ENE, through V. Holdings, controls the Board of Directors of Vengas. Dividends are approved by Vengas's shareholders on a yearly basis after receipt of audited financial statements prepared in accordance with Venezuelan GAAP. Since Vengas is listed on the Caracas Stock Exchange, it is required by Venezuelan law to declare at least 50% of its net earnings after income taxes and legal reserves as dividends and to pay at least 25% of this amount in cash. V. Holdings also owns 100% interests in Java and Finven. Finven was created to hold 35% of ENE's 85% indirect interest in SECLP.

                  Venezuelan capital markets laws may require a tender offer to be made prior to certain transfers of interest in Venezuelan companies. Vengas has consulted local counsel and does not believe any tender offer requirements will be triggered by the transfer to Prisma and related transfers.

                           (A)      INDUSTRY OVERVIEW. LPG is the main source of
heating and cooking fuel in Venezuela. Electric energy and natural gas are potential competitors, but electricity has been more expensive and the natural gas infrastructure is insufficiently developed. These alternatives therefore have not posed a competitive threat to LPG sales. The Venezuelan LPG market is divided into the regulated residential and unregulated commercial and industrial sectors. The LPG market is mature, and LPG consumption has generally correlated with population and economic growth in Venezuela. Vengas estimates that the LPG market had modest sales declines in 2001 and 2002, which are generally attributable to deteriorating economic and political conditions in Venezuela and PdVSA supply disruptions that began in December 2002 and continued through the first quarter of 2003, resulting from national strikes.

                  The LPG market in Venezuela has four primary sectors -- supply, transport, filling, and distribution. The LPG supply chain begins at one of eight PdVSA-owned supply plants located throughout Venezuela. The LPG is transported from these facilities in specially designed heavy-duty vehicles to the filling plants, where it is stored and distributed to various LPG companies for distribution to end users. The filling plant sector stores LPG received from the PdVSA-owned supply plants and distributes the LPG to the distribution companies that operate in different localities or regions. At present, there are 29 companies, including Vengas, that operate the 74 filling plants throughout the country. The distribution sector transports LPG from the filling plants to the end user. There are 280 distribution companies. In 2002, Vengas believes that it distributed approximately 40% of all LPG in Venezuela and believes that Digas-Tropiven S.A., the second largest Venezuelan LPG distributor, distributed approximately 18% of the LPG sold in the country. Vengas and Digas-Tropiven S.A. are the only distributors that operate on a national basis. The remainder of the market is highly fragmented and commonly served by small to medium-sized family-owned businesses that limit distribution to a specific region or city.

                           (B)      PROPERTY, PLANT AND EQUIPMENT. Vengas
transports LPG from PdVSA's eight LPG processing and refinery plants located throughout Venezuela to Vengas's 25 filling plants using its fleet of 82 hauling trucks. Vengas owns its head offices in Guarenas and 24 out of its 25 filling plants. At the filling plants, Vengas fills its 3.5 million cylinders and its 52 bulk distribution trucks. Full cylinders are loaded onto Vengas's fleet of approximately 460 cylinder distribution trucks for delivery directly to customers, or for the smaller 10 kilogram cylinders, to a network of approximately 7,500 rack dealers. Vengas's bulk distribution trucks are used to transport LPG to fill bulk tanks installed at customer locations. In addition, Vengas owns approximately 9,600 storage tanks. Vengas leases 26 of its 38 branch offices and all of its sales offices.

                  Until March 2003, Vengas manufactured and repaired all of its cylinders at its cylinder factory. Vengas typically manufactured in excess of 200,000 new cylinders and repaired more than 300,000 cylinders per year. The factory was shut down, however, after Vengas determined that it would be more cost-effective, at least in the short term, to buy rather than manufacture cylinders and to outsource repairs of cylinders. As a result, Vengas is currently purchasing its cylinders and obtaining repair services from a third party that supplies the entire Venezuelan market. If the supplier does not deliver an adequate number or quality of cylinders, Vengas's operations could be adversely affected. Vengas is maintaining its cylinder factory and may reopen it if economic conditions or reliability concerns make it desirable to do so.

                           (C)      CUSTOMERS. Vengas's overall sales by volume
declined by 2% in 2001 and by 5.8% in 2002, principally due to deteriorating economic and political conditions in Venezuela and PdVSA supply disruptions that began in December 2002 and continued through the first quarter of 2003. Refer to
Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information on the risks related to political instability, civil unrest and regime change. Those events had a greater effect on commercial and industrial demand, which fell more than residential demand. Approximately 77% of Vengas's 2001 total sales and 80% of Vengas's 2002 total sales of LPG by volume were of Vengas brand LPG to residential customers at regulated rates. Approximately 13% of Vengas's 2001 total sales and 12% of Vengas's 2002 total sales of LPG by volume were of Vengas brand LPG to commercial and industrial bulk customers at non-regulated rates. The remaining 10% of Vengas's 2001 sales and 8% of Vengas's 2002 sales of LPG by volume were attributable to the sale and distribution of non-Vengas brand LPG.

                           (D)      SUPPLIER. Vengas purchases LPG on an
as-needed basis from PdVSA at the tariff set by the Ministry of Energy and Mines. Vengas does not have any long-term LPG supply agreements with PdVSA. If PdVSA were to fail to supply LPG to Vengas, the only alternative would be to import LPG, which Vengas has never done and may be unable to do. Refer to
Section XIV.I.2.c., "Concentration of Customers and Suppliers" for a discussion of the risks created by reliance on a limited number of suppliers.

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                  Because of the importance of PdVSA to the total Venezuelan economy, and because it is state owned, it is highly impacted by political events. In December 2002, opponents of President Chavez organized a nationwide strike to call for an early referendum on the President's rule. The strikers nearly shut down the country's oil industry, drastically reducing the production of Venezuelan oil and its delivery to internal and external markets. Supply of LPG to Vengas was reduced to less than half. President Chavez declared the strikers' demands unconstitutional and enlisted the help of the military to maintain production. Since coming into office, President Chavez has severed or replaced approximately 17,000 employees, mostly management, of PdVSA's approximately 40,000 total employees. Refer to Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for a discussion of the risks presented by political instability, civil unrest, and regime change.

                           (E)      REGULATORY ENVIRONMENT. On October 1, 2000,
the Ministry of Energy and Mines issued three permits to Vengas that authorize Vengas to transport and distribute LPG and manufacture, repair, and maintain LPG cylinders and tanks. These permits were granted with a term of 35 years, renewable for an additional 30 years, but may be revoked under certain extenuating circumstances, including upon the transfer of a permit without proper authorization from the Ministry of Energy and Mines or non-compliance with applicable provisions of law or the terms of the permit itself.

                           (F)      TARIFFS. The Ministry of Energy and Mines
sets both the prices at which PdVSA sells LPG to distributors and the prices at which distributors sell LPG to residential consumers. Prices are not regulated for sales to the commercial and industrial sectors. The Venezuelan government heavily subsidizes the residential sector, often using PdVSA as a vehicle, because LPG represents a basic utility to a large percentage of the Venezuelan population. If this subsidy is discontinued, demand for LPG will likely decrease. The Ministry of Energy and Mines is required by regulation to set tariffs on a quarterly basis to achieve a target gross margin based on the operating costs of the "average" LPG distribution company. Despite this requirement, tariffs were increased by 16% in April 2002 for the first time in approximately 18 months. Effective December 1, 2002, tariffs at which Vengas sells LPG were increased by an additional 22%, and tariffs at which Vengas buys LPG from PdVSA were increased by 2%. Neither of the most recent increases, however, fully reflected accumulated inflation. Due to inflation, Vengas and the national LPG trade association are required frequently to petition the Ministry of Energy and Mines for tariff rate increases. At the same time, the Venezuelan government is under considerable political pressure from low-income constituents not to increase the price of any basic commodity, including LPG, and could likely continue to resist tariff increases. The Venezuelan government could potentially take other measures, such as establishing LPG cooperatives to compete with private LPG distributors or deregulating LPG tariffs. Because the regulatory mechanism has been inconsistently applied, Vengas is subject to price risk and no assurance can be given that the Ministry of Energy and Mines will provide for adequate margins. Refer to Sections XIV.I.1.a., "International Economic Slowdown" and XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information about the risks related to political and regulatory pressures on energy costs and tariffs.

                           (G)      NEW FOREIGN EXCHANGE CONTROL REGIME. In
February 2003, the Venezuelan government announced the enactment of a foreign exchange control

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

regime that restricts the convertibility and repatriation of foreign exchange and sets specified bolivar/dollar exchange rates. The specified exchange rates can be changed by the agency in charge of the regime and were changed in June 2003. All sales and purchases of foreign currency are required to be made through the Venezuelan central bank or a pre-approved commercial bank. In addition, private parties are required to sell any foreign currency they hold in certain cases. Vengas does not believe it fits into any of the categories that would require it to sell any foreign exchange it holds. While the framework of the new regime has been created, the government has not issued regulations required to implement the new laws. As a result, only a limited amount of currency has been exchanged under the new regime. If the specified exchange rate is further changed or if the exchange rate is allowed to float, Vengas may suffer exchange rate losses if it is unable to convert any excess bolivars it holds for some period and the bolivar devalues against the U.S. dollar during the period of inconvertibility. Vengas has not been approved to exchange currency under the new regime. In June 2003 it was required to use offshore dollar reserves to pay dividends. In August 2003, the Venezuelan government began offering dollar denominated sovereign debt that may be purchased with bolivars at the official exchange rate. Vengas purchased approximately 13 billion bolivars of Venezuelan debt and anticipates trading them in the secondary market at some point for dollars. This method of exchanging bolivars for U.S. dollars will cause Vengas to incur broker and related payments and also exposes Vengas to the additional risk that the value of the Venezuelan debt in the secondary market at the time of sale will be less than its purchase price. Refer to Sections XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information about the risks related to currency devaluations and exchange controls.

                       (H)      INFLATION AND DEVALUATION IMPACTS ON
VENEZUELAN TAX LIABILITY. Vengas's accounts are required to be adjusted for inflation under Venezuelan GAAP and Venezuelan tax laws. These adjustments and revaluations have a direct impact on the amount of Venezuelan income taxes paid. In general, the values of Vengas's non-monetary assets (i.e., physical plant and equipment), liabilities, and equity accounts are adjusted on its balance sheet by the rate of inflation and the resulting increase or decrease is required to be reflected as income or loss, respectively, on Vengas's income statement. Both of these impacts can cause sizeable variations in the reported Venezuelan GAAP results on a year-to-year basis, the amount of Venezuelan taxes owed and dividends even while cash flow to the company remains stable.

                  (iv) ACCROVEN, S.R.L. (ACCROVEN). ENE owns an indirect 49.25% equity interest in Accroven, a Barbados company. Through its Venezuelan branch, Accroven owns and operates a fee-based NGL extraction, fractionation, storage, and refrigeration project. The other owners of Accroven are Williams International Venezuela Limited with a 49.25% interest and Tecnoconsult S.A. with a 1.5% interest.

                  The project commenced commercial operations in July 2001 and consists of facilities located in San Joaquin, Santa Barbara, and Jose, Venezuela. The San Joaquin and Santa Barbara facilities are NGL extraction plants with a combined total processing capacity of 800 MMcf/d (representing approximately 17% of Venezuela's total gas processing capacity). The Jose facilities consist of one NGL fractionation plant with a total processing capacity of 50 MBb1/d (representing approximately 18% of Venezuela's total NGL processing capacity), one propane compression refrigeration facility, two refrigerated storage tanks, and one pressurized

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

storage sphere. The facilities are located on property owned by PdVSA Gas and leased to Accroven pursuant to servitude agreements that terminate in July 2021.

                           (A)      MEMBERS' AGREEMENT. Accroven is governed by
a board of up to six managers. Each of Accroven's members is a party to a Members' Agreement under which EIV, an affiliate of ENE, and Williams International Venezuela Limited each appoints three managers.

                  The Members' Agreement contains preferential purchase rights, change-of-control provisions, and certain limitations on a member's transfer of its interest in Accroven. The Members' Agreement provides for dividend distributions on a quarterly basis or as frequently as possible (if less than quarterly) of all funds other than any legal solvency requirements, reserves required by Accroven's creditors, or reserves determined as reasonably necessary by its managers.

                           (B)      CUSTOMER. Accroven's sole customer is PdVSA
Gas, which purchases extraction and fractionation services and storage and refrigeration services from Accroven under two 20-year services agreements terminating in July 2021 and governed by Venezuelan law. PdVSA Gas's obligations under the services agreements are guaranteed by PdVSA. All hydrocarbons processed by Accroven pursuant to the services agreements are supplied by and belong exclusively to PdVSA Gas. Refer to Sections XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" and XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks related to reliance on a limited number of customers.

                  The tariffs under the services agreements are primarily denominated and paid in U.S. dollars. They are intended to allow recovery of and to provide a return on Accroven's capital cost investment and to cover O&M expenses incurred. PdVSA Gas is obligated to make tariff payments under the services agreements as long as the relevant facilities are available unless there is a force majeure event. PdVSA Gas had been current in all payments under the services agreements until December 2002, when almost 17,000 of the 40,000 employees at PdVSA and PdVSA Gas were severed when they went on strike to protest policies of the Venezuelan government. On other occasions since the strike, PdVSA Gas has been delinquent in its payments for short periods of time because of administrative problems. Presently, PdVSA Gas is current in its payments. Refer to Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information.

                  Under the services agreements, PdVSA Gas is further obligated to supply fuel and other standard utilities, such as water and electricity, to Accroven. PdVSA Gas automatically deducts the charge for electricity from its monthly payments to Accroven. Since November 2001, Accroven has disputed the amount and method by which PdVSA Gas has calculated the electricity charge. Accroven is working to resolve this issue with PdVSA Gas. A failure to reach a resolution could have a material adverse effect on Accroven.

                  As required by the services agreements, ENE has posted bonds in favor of PdVSA in the aggregate amount of $32.5 million. Prisma may be required to replace these bonds, which may need to be cash collateralized.

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

                  The services agreements may be terminated due to an event of default or a force majeure event. Depending upon the cause of termination, PdVSA Gas may acquire the project facilities or all of the equity interest in Accroven or Accroven may decommission the facilities or sell them to PdVSA Gas. The amount that would be received in payment for any such sale would vary depending on the cause of termination.

                           (C)      ASSOCIATED DEBT. The total cost of the
project as of June 30, 2003 was $438.8 million and was financed by $200 million in loans from OPIC, which mature in May 2016, $132.3 million in loans from Eximbank, which mature in June 2013, and member equity contributions totaling $106.5 million. The OPIC facility is divided into two tranches and has been fully drawn. Tranche 1 was drawn for $90 million with a fixed interest rate of 6.60% and Tranche 2 was drawn for $110 million with a fixed interest rate of 6.99%. The OPIC spread for each tranche is 2%. This will increase to 2.5% for each tranche when the project reaches its completion date (as defined in the loan documents). As of June 30, 2003, approximately $175.3 million remained outstanding. Only $132.3 million of the $134,885,288 Eximbank facility was drawn. The Eximbank facility carries a fixed interest rate of 7.22%. As of June 30, 2003, approximately $119.1 million in principal was outstanding.

                  The OPIC and Eximbank credit facilities are secured by a lien, governed by New York law, on Accroven's contracts and accounts, a mortgage, governed by Venezuelan law, on the project facilities, and a pledge of the quotas in Accroven held by its members. The credit facilities impose a number of contractual restrictions, including, among others, restrictions on transfers of interest in Accroven and the payment of dividends.

                  ENE's bankruptcy and the failure by the ENE-affiliated contractors to achieve completion of the project under the loan documents led to defaults under the OPIC and Eximbank credit facilities. In June 2003, Accroven executed agreements with its lenders to obtain waivers of such defaults and to specify revised criteria that must be satisfied to achieve completion of the project (as defined in the loan documents), an event that must occur before dividends can be paid.

                  In February 2003, the Venezuelan government announced the enactment of a foreign exchange control regime that restricts the convertibility and repatriation of foreign exchange and sets specified bolivar/dollar exchange rates. Because Accroven is a Barbados company whose revenues are primarily in dollars paid to its accounts in New York, Accroven does not expect to be significantly affected by the new foreign exchange control regime.

                           (v)      GASORIENTE BOLIVIANO LTDA. (CUIABA -
GASBOL). Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information.

                           (vi)     GASOCIDENTE DO MATO GRASSO LTDA. (CUIABA -
GASMAT). Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information.

                           (vii)    TRANSREDES - TRANSPORTE DE HIDROCARBUROS
S.A. (TRSA) AND THE BOLIVIA-TO-BRAZIL PIPELINE (BBPL). TRSA provides domestic and export hydrocarbons transport and associated activities in Bolivia through its ownership and operation of approximately 1,800 miles of gas pipelines and approximately 1,700 miles of liquids (crude oil,

LPG, NGLs, and diesel) pipelines. ENE owns an indirect 25% equity interest in TRSA through ownership of a 50% equity interest in TRH. TRSA owns 51% of GTB, which owns the Bolivian portion of the BBPL, and performs site operations and various other contracted services to GTB. TRSA owns 12% of TBG, which owns the Brazilian portion of the BBPL.

                  TRSA holds four 40-year concessions granted by the Bolivian government that permit TRSA to provide non-exclusive hydrocarbons transportation services for the domestic and export natural gas and liquids markets. TRSA has firm and interruptible transport contracts for service on each of the four concessions. The firm contracts all provide for ship-or-pay charges equal to approximately 97% of the total charge. The charges for the regulated interruptible tariff are the same as those for the firm tariff, but the interruptible tariff is paid on a usage basis.

                  TRH was created by ENE and Shell to acquire a 50% interest in TRSA in May 1997 in a closed-bid auction held by YPFB, the Bolivian state-owned oil and gas company. The winning bid, representing an investment commitment of $263.5 million, gave TRH a 50% ownership interest in TRSA, together with management control. Of the remaining 50% equity interest in TRSA, approximately 34% is held almost equally between two Bolivian pension funds, 9.66% is held by an affiliate of GECC, and the balance is held by other investors. TRH nominates four of TRSA's seven board seats. The Bolivian pension funds currently nominate three seats between them. TRSA is listed on the Bolivian Stock Exchange under the symbol TRD1U.

                                    (A)      INDUSTRY OVERVIEW. Much of
Bolivia's major natural gas discoveries have come since 1998; however, only a small portion of these discoveries have been developed due to limited markets. Brazil is Bolivia's only current major export market, but even in Brazil export growth has slowed because of economic and other conditions in Brazil affecting the development and dispatch of thermoelectric power generation plants.

                  In the spring of 2003, a consortium led by Petrobras completed construction of Transierra, a natural gas pipeline that extends from the gas fields in southern Bolivia to Rio Grande. This line roughly parallels a pipeline owned by TRSA. At the present time the combination of the two pipelines provides the industry with a surplus of capacity. Petrobras has recently requested the Gas Supply Agreement between Petrobras and YPFB be renegotiated in an effort to reduce the price and the minimum take or pay quantities of gas Petrobras must purchase. If Petrobras is successful in reducing the quantities of gas it must purchase, there will be mid-term imbalance between the transportation capacity purchased by the producers and the amount of gas purchased under the Gas Supply Agreement. Although TRSA has firm, long-term contracts with its customers, the excess contracted capacity may result in efforts by some or all of the producers to reduce their capacity on either TRSA's pipelines or the Transierra pipeline. Other than the TRSA pipelines and the Transierra line, there are no other significant pipeline systems in Bolivia.

                  In connection with the Shell Settlement, affiliates of ENE and Shell entered into a Voting Agreement on September 26, 2003, to govern the ownership and control of TRH. Under the Shareholder Agreement the parties agree that all actions of TRH shall be made by mutual consent of such affiliates of ENE and Shell. Additionally, each shareholder is granted a right of first refusal to acquire the other shareholder's ownership interest in TRH if said party or its affiliate seeks to sell or otherwise transfer its interest in TRH to a third party. Each shareholder also has a right of first refusal to purchase the ownership interest held by the other shareholder if such shareholder or its affiliate experiences a change of control.

                  With respect to TRSA, in general, all decisions involving commitments in excess of $250,000 are reviewed by ENE and Shell and both parties must agree on the guidance that they will give the senior management team of TRSA with respect to feasibility and desirability of the recommendation. ENE has the contractual right to appoint the secretary of the board and the President of TRSA, and Shell has the right to appoint the chairman of the board and the Chief Financial Officer. Other officers are appointed as mutually agreed by ENE and Shell.

                                    (B)      ASSOCIATED DEBT. As part of the
acquisition from YPFB of the 50% interest in TRSA, TRSA was required to assume outstanding indebtedness owed by YPFB. As of December 31, 2002, this debt totaled approximately $111.3 million in eight different tranches with varying payment schedules and maturities ranging from December 31, 2004 to June 30, 2032. In June and September 2001, TRSA issued bonds in an aggregate principal amount of $155 million. Twenty million dollars of the bonds mature on each of July 3, 2004, June 8, 2005, June 3, 2006, and May 29, 2007, and $75 million mature on August 6, 2009.

                  TRSA is seeking to obtain IDB/CAF financing in 2003. If obtained, this financing is intended to be used to fund capital expenditures. Two multilateral agencies recently agreed to participate in a $220 million facility with TRSA. TRSA expects to close this facility in the fourth quarter of 2003. TRSA's failure to obtain this financing could result in delays of planned capital expenditures or limit TRSA's ability to pay dividends for the foreseeable future.

                                    (C)      CUSTOMERS. TRSA's gas pipeline
network has a total capacity of approximately 690 MMcf/d. For 2003, TRSA has firm contracts totaling 639 MMcf/d. TRSA's transportation of liquids is largely associated with the production of natural gas and the customer base is very similar. The chart below lists TRSA's gas transportation customers and firm gas contract volumes from 2002 through 2007.

                    FIRM GAS CONTRACT VOLUMES AS OF JULY 2002

                                     MMcm/d

               (TO OBTAIN MMcf/d MULTIPLY FIGURES BELOW BY 35.315)

Gas Firm Contract by Customer       2002         2003         2004          2005         2006         2007
                                    ----         ----         ----          ----         ----         ----
Chaco                                3.1          3.1          3.1           3.1          3.1          2.6
                                    ----         ----         ----          ----         ----         ----
Andina Maxus                         3.6          3.9          3.0           3.0          3.0          3.0
                                    ----         ----         ----          ----         ----         ----
Pecom                                1.0          1.1          1.1           1.2          1.2          1.2
                                    ----         ----         ----          ----         ----         ----
BG                                   3.5          2.1          2.1           1.5          1.5          1.5
                                    ----         ----         ----          ----         ----         ----
Vintage                              0.6          0.8          0.4           0.0          0.0          0.0
                                    ----         ----         ----          ----         ----         ----
TBS                                  1.1          1.1          1.1           1.1          1.1          1.1
                                    ----         ----         ----          ----         ----         ----
Petrobras                            3.0          6.0          6.0           6.0          6.0          6.0
                                    ====         ====         ====          ====         ====         ====
Total Gas System                    15.9         18.1         16.8          15.9         15.9         15.4
                                    ====         ====         ====          ====         ====         ====

                  An important source of revenue for TRSA results from the obligation of Petrobras to pay TRSA surcharges mandated by the Bolivian government regulations for volumes contracted by Petrobras and transported through its Transierra pipeline. These revenues are projected by TRSA to be approximately $9.9 million in 2003, $15.5 million in 2004, and $20.6 million in each of the years 2005-2021. These revenues may not be realized if Petrobras refuses to pay the surcharge or may only be partly realized if Petrobras pays the surcharge on through-put volumes rather than volumes as contracted.

                                    (D)      REGULATORY ENVIRONMENT. TRSA's gas
and liquids transportation businesses are regulated public services in Bolivia and are governed by a number of laws, regulations, and administrative resolutions. Among these regulations are the 1996 Hydrocarbons Law No. 1689, Bolivia's Sector Regulation System Law No. 1600 and the Transportation Regulations for the Transportation of Hydrocarbons via Pipelines, Supreme Decree No. 26116. The administration of these laws and regulations is the responsibility of the Government and the Superintendent of Hydrocarbons of Bolivia's Sector Regulation System, who must approve the terms and conditions of any transportation agreements between TRSA and the producers/shippers.

                  Under the terms and conditions of the capitalization agreements under which TRSA obtained the pipeline system from YPFB, the Bolivian government required that the cost of transportation services during a four-year transition period from 1997 to 2001 be held at an artificially low level. The purpose of this subsidized, postage rate tariff (that is, a tariff independent of the distance the product is transported) was to encourage gas exploration and production and to allow participants in the energy markets in Bolivia to gradually make adjustments in anticipation of an economically based tariff.

                  TRSA was permitted to recognize as an asset, earning interest at 7% per annum in a "deferred account" an amount of deferred revenues resulting from the difference between the four-year transition period tariffs and the return permitted under the Transportation Regulations. The transition period ended May 16, 2001, and thereafter TRSA was allowed to capitalize the accumulated balance in the deferred account as a normal return-generating asset, and annually expense as amortization a portion of that amount through the post-transition period tariffs. As of December 31, 2002, the deferred account balance was $141.9 million. The deferred account surcharge is applied to all volumes, export and domestic, including volumes shipped by third parties.

                  TRSA receives domestic surcharges on all export shipments of gas transported in Bolivia regardless of whether the gas is transported on TRSA's system or by third parties. A new regulation would be required to extend the domestic surcharge beyond the date in 2006 when it is scheduled to expire. Failure to extend the subsidy would adversely affect TRSA's revenues by approximately $16 million per year and would impact the ability of TRSA to pay expected dividends.

                                    (E)      TARIFFS. The 1996 Hydrocarbons Law
requires that all tariffs provide the lowest transportation cost to the shippers while providing the transporter with

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

a reasonable rate of return on equity. The price of transportation services in Bolivia for each of the four concessions is calculated using a "cash flow" methodology. Rate cases occur every four years under Bolivian law, and the next rate case filing for TRSA will be in May 2005. Agreement on a tariff requires agreement on anticipated future returns. Under this structure, TRSA recovers its capital expenditures, its cost of capital, the amortization of the deferred account, operating costs and a reasonable rate of return (currently targeted at 12.5%) plus inflation (U.S.) on equity, which totals approximately 14.9% currently. The regulations, however, provide for a deemed 60/40 debt-to-equity structure for the purposes of calculating the return on equity. TRSA's debt-to-equity as of year end 2002 is approximately 42/58.

                  The 1996 Hydrocarbons Law and related Supreme Decree No. 26116 also provide for a re-adjustment to the tariffs if (i) at any time actual volumes are 8% lower or higher (cumulatively) than projected rate case volumes;
(ii) there is any change in tax legislation or (iii) there is a significant change, in either direction, in the investment made by TRSA. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information about the risks related to tariff-setting.

                                    (F)      ENVIRONMENTAL MATTERS. TRSA signed
an agreement with the government to reach compliance with Bolivian government environmental manifestos by May 2004. TRSA agreed to meet 189 specific environmental requirements and as of June 2003 TRSA had completed 159. Twenty of the outstanding requirements arose before the pipeline assets were transferred to TRSA and are subject to a specific agreement with the government signed on July 10, 2001.

                  TRSA prepares an environmental impact assessment study and submits it for approval from the government, which is required for any new infrastructure project, including expansions. TRSA has completed and has received environmental licenses for 27 projects since 1997.

                  The hydrocarbon transport industry has inherent risks of leaks and spills. In January 2000 a TRSA pipeline suffered a major oil spill that resulted in approximately $50 million of clean-up and remediation costs to TRSA. TRSA has filed claims with its insurers to recover its losses from the oil spill.

                                    (G)      GAS TRANSBOLIVIANO S.A. (GTB). GTB
owns and operates the approximately 350-mile Bolivian portion of the BBPL, which is a regulated pipeline that transports natural gas from Rio Grande, Bolivia, to Mutun, Bolivia, at the Brazilian border, where it interconnects to TBG, the Brazilian portion of the BBPL. GTB relies on a single customer, YPFB, as the source of nearly all of its revenues under its current long-term contracts for firm capacity and gas transportation services. The YPFB contracts account for
1.062 bcf/d of the approximately 1.1 bcf/d of capacity currently available on the GTB pipeline. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information. All tariff charges associated with the gas shipped by GTB under its transportation agreements with YPFB are paid for directly by Petrobras, the Brazilian state-owned oil and gas company, under direct payment agreements with GTB. GTB's contracts with Petrobras and YPFB are "ship-or-pay" contracts that require Petrobras to pay substantially all of the amounts due under the contracts as capacity payments regardless of whether YPFB actually ships gas through the

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

pipeline. Petrobras and YPFB have preferred treatment on the GTB pipeline relative to other shippers. GTB's pipeline presently is flowing at approximately 50% of capacity.

                  Excluding its 12.75% indirect interest owned through TRSA, ENE owns a 17% equity interest in GTB. TRSA owns 51% of GTB's equity and provides operation, maintenance, and administrative services to GTB under a 20-year agreement. Of the remaining equity, an affiliate of Shell owns a 17% interest, an affiliate of Petrobras owns an 11% interest, an affiliate of British Gas owns a 2% interest, and an affiliate of El Paso owns a 2% interest. GTB is managed by a board of directors consisting of five members, comprised of two TRSA nominees, one ENE nominee, one Shell nominee, and one director nominated by majority vote of Petrobras and the other shareholders. Certain major decisions, including the incurrence of debt in excess of $10 million, changes to the dividend or tax policy, and amendments to the bylaws, require the approval of shareholders holding 86% of the shares of GTB, thus giving Petrobras and the other shareholders voting together a veto over such decisions.

                  In connection with the Shell Settlement, certain affiliates of ENE and Shell entered into a Pipeline Voting Agreement to address ENE's and Shell's respective ownership interests in GTB. The parties agreed to vote their respective equity interests in GTB such that no approval relating to any of the following matters would be given by either party unless both parties agreed on:
(i) certain expenditures in excess of $250,000, (ii) transfers of all or a substantial part of GTB's assets, (iii) any amendment to GTB's organizational documents, (iv) any decision to incur indebtedness in excess of $250,000 in the aggregate, (v) any appointment, removal, elimination, creation or modification of all senior manager's positions, (vi) any decision appointing or removing GTB's auditors, and (vii) any other material transaction relating to GTB. Refer to Section X.A.3.e(i), "Cuiaba Integrated Project" for further information about the Shell Settlement.

                  As of June 30, 2003, GTB's pipeline and compression facilities cost approximately $600 million to construct. GTB financed this construction with funds from Petrobras, GTB's shareholders, third parties, and cash from operations. Petrobras provided the majority of the funds used to construct the GTB pipeline system by making advances in exchange for the reservation of firm capacity in the pipeline and has a lien on certain GTB pipeline assets as security for the advances. As of June 30, 2003, GTB's total outstanding indebtedness was approximately $557 million. Historically, GTB has not paid dividends to its shareholders. Any future dividends are subject to restrictive covenants in GTB's mezzanine financing; in addition, dividends cannot be paid until outstanding development cost advances of approximately $22 million, which includes accrued interest as of June 30, 2003, have been repaid to GTB's shareholders.

                  Petrobras has claims of approximately $17.7 million against GTB relating to alleged shortfalls in gas tendered by GTB, non-compliance with provisions in the gas transportation agreements and related matters. These claims are the subject of ongoing negotiation between GTB and Petrobras and as of June 30, 2003, GTB had reserved $5.8 million for these claims.

                  GTB and Petrobras entered into an agreement in September 2001 under which Petrobras agreed to repay GTB for costs incurred by GTB for installing 35,000 hp of additional

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compression on the GTB pipeline. As of June 30, 2003, approximately $33.7 million was payable to GTB under that agreement, which is scheduled to be repaid monthly with interest over a period of 10 years. In addition, as of June 2006, another approximately $15.7 million is anticipated to become due and payable to GTB under that agreement, which would be repaid monthly by Petrobras to GTB with interest over a period of 10 years.

                                    (H)      TRANSPORTADORA BRASILEIRA GASODUTO
BOLIVIA-BRASIL S.A. (TBG). TBG owns and operates the approximately 1,600-mile Brazilian portion of the BBPL, which is a regulated pipeline that transports natural gas from an interconnection with the GTB pipeline at the Bolivian border to southeastern Brazil. As of the first quarter of 2003, Petrobras accounted for over 98% of TBG's volume and British Gas accounted for the remaining 2% of TBG's volume. TBG's contracts with Petrobras are U.S. dollar based "ship-or-pay" contracts that require Petrobras to pay substantially all of the amounts due under the contracts as capacity payments regardless of whether Petrobras actually ships any amounts of gas through TBG's pipeline. Because TBG's contracts are denominated in U.S. dollars but payable in Brazilian reais, significant devaluation of the Brazilian real against the U.S. dollar in 1999 and 2002 has made it more expensive for Petrobras to use TBG's transportation capacity.

                  Excluding its indirect 3% interest owned through TRSA, ENE owns a 4% equity interest in TBG. Petrobras indirectly owns 51% of TBG's equity and the balance of the equity is held by affiliates of TRSA (12%) and Shell (4%) and by a joint venture between TotalFina, British Gas, and El Paso (29%). Petrobras's position as both the controlling shareholder and the most significant customer of TBG creates an inherent conflict that may disadvantage TBG and its other shareholders. Petrobras and the joint venture owned by TotalFina, British Gas, and El Paso have the ability to direct the management of TBG, to control the election of a majority of its directors, and to determine the outcome of any matter put to a vote of TBG shareholders that does not require supermajority approval. TBG is managed by a board of directors consisting of six members, five of whom are to be nominated by a majority vote of such parties, and the remaining director is to be nominated by a majority vote of ENE, Shell, and TRSA. In connection with the Shell Settlement, certain affiliates of Shell and ENE entered into a Pipeline Voting Agreement to address ENE's and Shell's respective ownership interests in TBG. The parties agreed to vote their respective equity interests in TBG such that no approval relating to any of the following matters would be given by either party unless both parties agreed on: (i) certain expenditures in excess of $250,000, (ii) transfers of all or a substantial part of TBG's assets, (iii) any amendment to TBG's organizational documents, (iv) any decision to incur indebtedness in excess of $250,000 in the aggregate, (v) any appointment, removal, elimination, creation or modification of all senior management positions, (vi) any decision appointing or removing TBG's auditors, and (vii) any other material transaction relating to TBG. Refer to Section X.A.3.e(i)., "Cuiaba Integrated Project" for further information about the Shell Settlement.

                  Pursuant to a shareholders' agreement, each shareholder has a right of first refusal if any shareholder decides to sell some or all of its TBG shares to a third party.

                           (viii)   CENTRAGAS - TRANSPORTADORA DE GAS DE LA
REGION CENTRAL DE ENRON DEVELOPMENT & CIA., S.C.A. (CENTRAGAS). ENE, together with Ponderosa, indirectly owns a 50% equity interest in Centragas. Tomen Corporation and Promigas each owns a 25%

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

equity interest in Centragas. EDC, an affiliate of ENE, is the general partner of Centragas. Centragas owns and operates the 359-mile Ballena - Barrancabermeja natural gas pipeline in Colombia pursuant to a Transportation Services Contract that expires in February 2011. Centragas originally entered into the Transportation Services Contract with Ecopetrol, the state-owned oil company of Colombia. In 1998, Ecopetrol assigned the contract to Ecogas, a state-owned gas transportation company, but Ecopetrol has not been released by Centragas from its obligations under the contract. Under the Transportation Services Contract, Centragas transports gas exclusively for Ecogas. Centragas does not sell or market natural gas, and tariffs under the Transportation Services Contract are not subject to governmental regulations relating to the transportation of natural gas. Upon the expiration of the Transportation Services Contract in February 2011, Ecogas will have the option to purchase the pipeline from Centragas for approximately $2.2 million. The pipeline is operated by Promigas, and EIDS, an affiliate of ENE, has a Technical Services Agreement with Centragas that matches the term of the Transportation Services Contract.

                  The project was financed by a private placement of $172 million of 10.65% Senior Secured Notes Due 2010 issued by Centragas pursuant to an indenture and equity contributions by ENE affiliate partners of $45 million. Following a June 1, 2003 payment, the outstanding principal balance on the notes was $97,662,438. The notes are secured by the pipeline and substantially all of Centragas's other assets.

                  The indenture permits Centragas to make loans to its partners and their affiliates under certain conditions. Such loans have been made to affiliates of ENE (of which $39,904,010 remained outstanding as of June 30, 2003). Through an escrow arrangement, these loans are repaid from the proceeds of dividends payable to the ENE affiliate partners. As a result, the ENE affiliate partners will not be able to receive any cash dividends, to the extent declared and paid, until the outstanding loans to ENE affiliates are repaid in full, which is not expected to occur until 2012 when the project is scheduled to be liquidated. Until Prisma is able to meet the requirements to obtain additional partner loans from Centragas, the only source of cash to Prisma from the project prior to liquidation will be the fees under the Technical Services Agreement.

                  d.       POWER DISTRIBUTION

                           (i)      ELEKTRO ELETRICIDADE E SERVICOS S.A.
(ELEKTRO). Elektro is a Brazilian LDC operating in the states of Sao Paulo and Mato Grosso do Sul, Brazil. Elektro's concession area covers 223 municipalities in the state of Sao Paulo, and 5 municipalities in the state of Mato Grosso do Sul, encompassing approximately 56,000 miles of distribution lines. As of June 30, 2003, Elektro had approximately 2,200 employees.

                  Pursuant to a national power sector privatization program, Elektro was created by a spin-off of the Companhia Energetica de Sao Paulo power distribution division in January 1998. Companhia Energetica de Sao Paulo was previously a state-owned integrated energy company providing power generation, transmission, and distribution in Sao Paulo. In a series of transactions in 1998 and 1999, ENE and its affiliates acquired a 99.62% economic interest and a 99.96% voting interest in Elektro. Three Brazilian limited liability companies, EPC Ltda., EIE, and ETB, which are indirectly controlled by ENE and its affiliates, including Whitewing LP,

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

hold 99.62% of Elektro's capital stock. There is no shareholders' agreement among these parties. The remaining 0.38% of the capital stock is publicly held.

                  It is anticipated that Elektro will continue its primary strategy of cost leadership and the strengthening of its brand with a focus on customer service and high standards in power dependability and quality. Furthermore, Elektro's management team has taken a leadership role in industry discussions with governmental authorities regarding the development of the Brazilian energy regulatory framework.

                                    (A)      INDUSTRY OVERVIEW. Despite the
economic difficulties facing the country since the early 1980s, according to the Brazilian Ministry of Mines and Energy, overall electricity consumption in Brazil grew from 151 TWh in 1985 to 226 TWh in 1994, equivalent to a 4.6% CAGR. In the period following the real stabilization plan (1994 - 2000), electric consumption grew at a 5.3% CAGR, reaching 307 TWh in 2000. During this period, the fastest growing market segments in Brazil were the residential segment with a CAGR of 6.9% and the commercial segment with a CAGR of 8.7% according to the Ministry of Mines and Energy.

                  Privatization efforts in the Brazilian power industry began in the distribution sector. Currently, approximately 75% of the total energy market and approximately two-thirds of the 70 distribution companies in Brazil are owned by private investors. Privatization auctions occurred between 1995 and 2000, and a total of approximately $27 billion was invested in the distribution sector by major players including ENE and AES; EDP - Electricidade de Portugal, Endesa, and Iberdrola (Spain); EDF - Electricite de France; and VBC (Brazil).

                  Hydroelectric power constitutes approximately 90% of Brazil's total installed capacity. Abnormally low rainfall, lack of investments in generation facilities, and depletion of water reserves led the Brazilian government to impose a severe energy rationing program from June 2001 through February 2002. Brazil's electricity consumption was reduced by 16.5% during this period. This shortage in supply led to increased efforts to develop thermal energy plants, although such development slowed in 2003 as hydroelectric resources returned to more normal levels. Even after the removal of rationing restrictions, consumption, according to the Ministry of Mines and Energy, grew only 2.5% in 2002 compared to an average of 5.3% over the prior six years. According to the Ministry of Mines and Energy, the growth in electric consumption in Brazil over the next five years is expected to be approximately 6% per year and in the southeastern region 5.6% per year.

                  Since 2001 several LDCs have faced severe losses and deteriorating financial conditions as a result of the rationing impacts, reduced electrical consumption, delay of uncontrollable costs tariff pass-through, and foreign exchange devaluation impacts related to U.S. dollar denominated debt. The Brazilian government's electricity rationing program implemented from June 2001 to February 2002 negatively impacted Elektro's revenues by R$219.2 million ($92.7 million). Furthermore, the delay of the pass-through of 2001 uncontrollable costs to Elektro tariffs caused Elektro additional losses of R$58.9 million ($24.8 million). Another prolonged electrical energy crisis could trigger another federal rationing plan, have adverse effects on the Brazilian economy, and lead to a downturn in the level of economic activity, all of which could adversely affect Elektro's operating results and financial condition.

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

                                    (B)      CONCESSION AGREEMENT. Elektro holds
a 30-year renewable Concession Agreement, the first term of which expires in 2028, which provides exclusive distribution rights within the concession area. Elektro may seek an extension of the Concession Agreement for an equal term of 30 years by submitting a written request accompanied by proof of compliance with various fiscal and social obligations required by law. Extension of the Concession Agreement by ANEEL is discretionary and based on technical reports by the agency regarding the dependability and quality of service rendered by Elektro in the primary term of the concession. Elektro's Concession Agreement and federal law allow for termination of the concession in the following situations: (i) expiration of the contractual term; (ii) expropriation for the public good (which requires payment to Elektro by the Brazilian federal government); (iii) forfeiture (by failure of concessionaire to honor concession obligations); (iv) rescission by concessionaire (in event that the federal government does not honor its obligations); (v) annulment arising from irregularity associated with granting of the concession; and (vi) bankruptcy or dissolution of Elektro. The federal government also has the authority to intervene in the administration of the concession if Elektro fails to comply with its obligations under the concession.

                  As part of the approval by ANEEL of a restructuring in December 1998 of ENE's interests in Elektro through a reverse merger transaction, the Concession Agreement was amended pursuant to the First Amendment to the Concession Agreement to include an annual capitalization test to measure the impact of the merger on Elektro. The financial impact of the merger is computed based on the inflows (tax and dividend savings) and outflows (interest and principal paid) generated by the merger. If the net result is positive, the balance is carried forward to the next year. If it is negative, Elektro's controlling shareholder EPC Ltda. has to recapitalize Elektro in an amount equivalent to the negative balance computed. As of June 30, 2003, $314 million of Elektro's intercompany debt due in December 2008 has to be considered in the financial flow computation of the capitalization test as interest and principal are paid. Depending on the results of the annual capitalization test, Elektro may have an impaired ability to pay interest and principal on its inter-company loans.

                                    (C)      SHARE REDEMPTION TRANSACTION. On
January 3, 2001, Elektro's shareholders approved a share redemption transaction pursuant to which the shareholders would receive payments of R$676 million in quarterly installments from 2001 to 2005. As of June 30, 2003, payments to shareholders totaled $72.1 million (R$158.2 million) with an outstanding balance of $146.9 million (R$518.8 million). ANEEL notified Elektro on February 3, 2003 that the share redemption transaction should have been pre-approved by the agency and ruled that (1) the transaction should be reversed and (2) the shareholders should reimburse Elektro for the $72 million already received. On February 18, 2003, Elektro filed an appeal, which is still pending. If Elektro's majority shareholders are ultimately required to reimburse Elektro, they would have to seek the necessary funding from Prisma or otherwise adequately recapitalize Elektro.

                  On March 14, 2003, Elektro submitted a proposal to ANEEL to amend the original share redemption transaction to (1) maintain the original payment schedule (R$1.2 million outstanding) to the minority shareholders; (2) to include the past and future payments to controlling shareholders of $218 million (R$673.7 million) in the capitalization test computation set forth in the First Amendment to the Concession Agreement; and (3) to limit the future

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

payments to the controlling shareholders by the positive balance of the capitalization test financial flow. If ANEEL accepts Elektro's proposal, Elektro currently believes that its financial flow balance would be enough to offset the reimbursement of the payments already made to the controlling shareholders through September 2001. Elektro's estimates indicate that if ANEEL accepts the proposal the remaining payments to the controlling shareholders would occur from 2005 through 2012. As of June 30, 2003, ANEEL has neither responded to Elektro's proposal, nor confirmed its request to reverse the transaction.

                  In addition, on March 14, 2003, the Comissao de Valores Mobiliarios, the Brazilian securities commission, sent a notification to Elektro, challenging the legal grounds for the share redemption transaction. Elektro filed a response to the commission on March 27, 2003. In July 2003, Elektro was informed by its external counsel that the commission has initiated an administrative appeal process. Subsequently Elektro sent a letter to Comissao de Valores Mobiliarios attaching its appeal previously filed with ANEEL on February 18, 2003. As of August 5, 2003, Elektro has not received any reply from the commission.

                                    (D)      REGULATORY ENVIRONMENT. The
Brazilian electricity sector is subject to regulation by ANEEL. ANEEL is an independent agency funded through contributions in the tariffs with its board of directors selected by the Brazilian President and approved by the Senate.

                  As a Brazilian publicly-held company with stock registered on the Sao Paulo Stock Exchange, Elektro also has to comply with disclosure requirements of the Comissao de Valores Mobiliarios, including filing quarterly and annual financial statements and forms describing the company's corporate governance.

                  In December 2001, Brazilian governmental authorities and the LDCs agreed to an extraordinary tariff increase of approximately 5% to recover the rationing impacts on revenues and the delay of the pass-through of 2001 uncontrollable costs (Parcel A) to tariffs. To provide near-term relief, it was agreed that Brazilian National Bank for Economic and Social Development would finance 90% of such losses.

                  ANEEL adopted resolutions in November 2000 providing that the LDCs are responsible for expanding and improving the transmission grid of Companhia de Transmissao de Energia Eletrica Paulista S.A., the state-owned transmission company of Sao Paulo. Controversies have arisen as to whether the LDCs should pay connection charges to fund the transmission company, which would be passed through to tariffs, or invest directly in the transmission grid with their own resources. If Elektro is required to invest directly, such investment may exceed $50 million from 2003 to 2007 and reimbursement of such amount is contingent on the investment being deemed a reimbursable expense in Elektro's next annual tariff review and subsequent tariff adjustments.

                                    (E)      NEW POWER SECTOR MODEL. On July 25,
2003, the Conselho Nacional de Politica Energetica - CNPE (Energy Policy National Council) announced proposed guidelines for the reform of the Brazilian power sector model. Members of the energy sector now have the opportunity to review and provide comments to the proposed guidelines. The main principles contained in the draft guidelines are that there must be: (i) a public service

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

oriented electrical energy sector, (ii) government planning of generation and transmission expansion, and (iii) 100% contract commitments for all LDC power requirements with CNPE oversight. Additionally, the guidelines provide that there will be two markets for contracting power. The first market will be a regulated tariff pool for LDCs, generation public utilities, and the independent power generators if they elect to participate. The second market will include free customers and independent power generators with freely negotiated prices. Under the draft guidelines, each consumer with demands higher than 3MW will have to notify its LDC at least 5 years in advance to be allowed to purchase power from third parties. The government intends to start implementation of these guidelines in January 2004. This new arrangement is still subject to further discussions, changes in the existing regulatory and legal framework and congressional approval.

                                    (F)      TARIFFS. Tariffs for distribution
companies are periodically reset and reviewed by ANEEL. Elektro's tariffs were reset in August 2003, the fifth anniversary of the Concession Agreement, and will be reset every four years thereafter. ANEEL's proposed tariff review methodology includes in the rate base all of Elektro's assets at market replacement cost and adopts a model distribution company as the benchmark for operational costs. Members of the industry are still discussing with ANEEL the model company concept and its adverse effects on operational cost, labor relations, and financial obligations. Any asset base evaluations (provided by ANEEL-certified consultants) used in the tariff review methodology are subject to subsequent ANEEL audit and revision. If the outcome of the tariff review is not favorable, Elektro might need to restructure terms of its intercompany loans by (i) rescheduling maturity dates of interest and principal, (ii) reducing the coupon rate, or (iii) converting debt into equity.

                  Under Elektro's Concession Agreement, tariffs are adjusted on August 27 of each year based on Elektro's unit cost per kWh at the time of the last adjustment based on actual increases in Elektro's non-controllable costs per unit and for inflation commensurate with its controllable costs per unit since that time. Effective with the next adjustment, an "X" factor will reduce the inflation adjustment every year between reset dates to share efficiency and productivity gains with customers. Such non-controllable costs are monitored throughout the year through a tracking account and include, among others, power purchase costs (with foreign exchange adjustments in respect of the Itaipu contract discussed below), RGR (a reserve fund created by the Brazilian government to compensate companies for certain assets if the concession has been revoked), CCC (a fuel cost surcharge levied on all consumers), and certain sales taxes. In August 2002, Elektro received a tariff increase of 14.21%, which was consistent with Elektro's expectations and with increases received by other LDCs in the sector. In addition to these specific adjustments, Elektro's tariffs may be reviewed at any time to restore the "financial and economic equilibrium" of the Concession Agreement. Refer to Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for further information about the risks of regulatory intervention.

                                    (G)      2003 TARIFF REVIEW. On August 27,
2003, ANEEL released Elektro's tariff increase of 27.93%, of which 20.25% became immediately effective. The remaining portion will be added to the controllable costs in the three subsequent annual tariff adjustments starting in 2004. The preliminary "X" factor is 2.38%. The methodology for determining the final "X" factor is not yet available. It will be annually adjusted based on LDC

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

performance as determined through a customer survey. ANEEL has indicated that the annual adjustment also may capture productivity gains caused by market growth.

                                    (H)      MARKET. The majority of Elektro's
regulated customer base is comprised of commercial and small and mid-sized industrial customers and higher-margin residential customers. Based on 2002 revenues, Elektro's regulated customers were 36% industrial, 35% residential, 14% commercial, 10% public/government, and 5% rural. Over the past seven years Elektro has experienced a 4.4% average annual growth rate in its customer base. Additionally, energy consumption in Elektro's concession area grew between 2.7% and 7.5% in each of the past seven years with the exception of 2001 when the energy rationing program was in place. The rationing program from June 2001 to February 2002 reduced energy consumption by 20.8% in the Elektro concession area compared to the June 2000 to February 2001 period. Elektro's operating results fluctuate based on the overall level of economic activity in Brazil and the disposable income level of consumers. Elektro has electricity sales contracts with each of its large customers with terms ranging from two to five years.

                  Customers in Elektro's service territory with demand higher than 3 MW have the option, after the expiration of their current contracts, to buy power from other LDCs, directly from a generator, or from an energy marketing company. The distribution service and the connection to the LDC system will continue to be contracted with the LDC, which would charge a regulated distribution tariff. However, there can be no assurance that ANEEL will set this tariff at a level that is satisfactory to Elektro. To mitigate the risk of Elektro's customers choosing to purchase power from other suppliers, Elektro's shareholders have established a marketing company that can enter into pure commodity contracts with these customers. There can be no assurances that the marketing company will be successful in capturing all profitable commodity customers that elect to unbundle their energy purchases, and Elektro's operating results may be negatively impacted accordingly. The loss of these customers may reduce Elektro's ability to recover the rationing revenue losses and uncontrollable costs within the 59-month maximum recovery period imposed by ANEEL for the 5% extraordinary tariff increase because this customer group pays an unbundled distribution tariff which does not include the extraordinary tariff increase. Elektro projections indicate that while the rationing revenue losses could be recovered within the 59 month recovery period, the uncontrollable costs may not be fully recovered within this period. Based upon a legal opinion provided by outside counsel, Elektro believes that the recovery period for the uncontrollable costs can be extended beyond the ANEEL-imposed 59 month recovery period. This issue is under discussion between the Brazilian LDC association, ABRADEE, and ANEEL.

                                    (I)      BRAZILIAN WHOLESALE MARKET. The
Brazilian Wholesale Market, which represented approximately 5% of Elektro's revenues during 2001 and 2002, is responsible for settling the contractual differences in the Brazilian power market. Due to the lack of clear regulations and a series of injunctions filed by several market agents, no payments were made from September 2000 to December 2002. Fifty percent of the outstanding receivables were due to be paid in January 2003, with the expectation of receiving $19.4 million (R$68.6 million). Due to late and partial payments, Elektro collected payments in January, February, and March totaling $17.1 million (R$61.0 million). Payment of an additional $1.4 million (R$5.0 million) has been blocked by an injunction. After the conclusion of an independent federal audit of the accounting, calculation process and amounts involved,

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

settlement of the remaining 50% of receivables occurred in July 2003. Elektro effectively collected $13.6 million (R$40.4 million) in July and $7.4 million (R$21.9 million) has been blocked by injunctions. As a result, the total past due outstanding balance to Elektro is $2.4 million (R$7.0 million).

                                    (J)      POWER SUPPLY. Currently, almost
100% of Elektro's energy requirements are supplied by long-term contracts. Twenty-one percent is purchased from the large Itaipu hydroelectric generation facility, and most of the remainder is purchased under contracts with affiliates of each of Companhia Energetica de Sao Paulo (CESP), Duke, and AES. Under these contracts, Elektro was required to buy a take-or-pay volume of approximately 80% of forecasted demand in 2002. The take-or-pay volume declines 25% per year beginning in January 2003 and the contracts terminate at the end of 2005. These contracts are currently priced at $16/MWh (R$56/MWh) on average. Prices are denominated in local currency and adjusted annually by inflation.

                  Itaipu's tariff is priced on demand, indexed to the U.S. dollar, and tied to the capital and operating costs of Itaipu. After prolonged negotiations with ANEEL, the foreign exchange risk inherent in this contract is now mitigated because the power purchase costs paid to Itaipu are passed through to the customers through a tracking account mechanism. Although the tracking mechanism mitigates foreign exchange risk of the dollar denominated contract, it does not provide full risk coverage, as the tracking account is computed on a monthly basis, but is only applied once a year in the yearly tariff adjustment. Therefore, a significant devaluation of the real might increase working capital requirements between two consecutive annual tariff adjustments dates. Refer to
Section XIV.I.1.d., "Devaluations of Foreign Currencies" for further information about the risks of currency devaluations. In 2002 Elektro contracted 434 MW of capacity with Itaipu at a rate of $20.1988/kW-month. For 2003 the rate is $17.55/kW-month, equivalent to $30/MWh (R$106/MWh). On April 4, 2003, a new regulation (Portaria Interministerial 116) postponed pass-through of the tracking account values related to the 2002-2003 period until the 2004 tariff adjustment. A loan from the Brazilian National Bank for Economic and Social Development to advance such amounts to the LDCs has been established by means of Presidential Provisional Measure No. 127, effective August 4, 2003. Such measure has been approved by the Brazilian congress and should be made into law by the end of 2003. Elektro should receive from BNDES R$91.4 million (US$31 million), which is the balance as of August 27, 2003, that has been approved by ANEEL. The disbursements are expected to occur as follows: (i) 50% in November 2003; (ii) 30% in February 2004; and (iii) 20% in May 2004.

                  Since January 2003 LDCs have been required to contract at least 95% of their power needs through long-term contracts (more than 6 months) and buy their power needs through ANEEL-regulated auctions. A decree issued on July 8, 2003, allowed LDCs to amend their contracts with public service generators, until December 31, 2004, to purchase additional power limited to the original contracted volumes at the current prevailing prices. Elektro's current estimates indicate that Elektro is fully contracted for 2003. For 2004, Elektro covered its needs through an amendment of the CESP contract (295 MW), which was approved by ANEEL, and as of June 30, 2003 estimated that it will need to enter into contracts through auctions to buy 800 MW for 2005. Although Elektro will seek to obtain full pass-through to tariffs of the energy costs purchased at auctions, ANEEL may not include the auction contracts in the tracking

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

account mechanism, which would not allow Elektro to recover eventual intra-year cost increases originated by such contracts and would negatively affect its operating results.

                                    (K)      DIVIDENDS POLICY. Elektro's Bylaws
provide for yearly payment of a minimum dividend equal to 25% of its net profit, which is the minimum annual dividend a corporation is obligated to pay under the Brazilian corporate law. The last year for which Elektro had a net profit under Brazilian GAAP and was able to pay dividends was 1998.

                                    (L)      DEBT OVERVIEW. Elektro's
consolidated indebtedness as of June 30, 2003 totaled $843 million, of which 59% was composed of U.S.-dollar-denominated intercompany obligations. Seventy-four percent of Elektro's third-party debt is U.S.-dollar-denominated and must be repaid from 2007 through 2012. Elektro expects its subsidiary Terraco Investment Ltd. to extend the maturity of its $179 million non-interest bearing loan payable to EDF that currently matures in 2004. As the bulk of Elektro's foreign exchange exposure is not hedged and Elektro's revenues are real-based, devaluation of the real and continued currency volatility would negatively impact Elektro's future earnings and cash flow, and could also hurt its ability to meet foreign currency interest and principal debt obligations.

                  The following table shows consolidated debt as of June 30, 2003 for Elektro, Terraco Investment Ltd., EPC Ltda., EIE, and ETB.

                   US GAAP ELEKTRO CONSOLIDATED DEBT STRUCTURE

                                                                                           $ MILLION - FX RATE @
                       AS OF JUNE 30, 2003 (PRINCIPAL PLUS ACCRUED INTEREST TO DATE)              2.8720
------------------------------------------------------------------------------------------------------------------
                                                                            INTEREST      SHORT    LONG
                          MATURITY        INTEREST RATE     PRINCIPAL       PAYMENT       TERM     TERM      TOTAL
Third Party Debt
Debt in R$
BNDES Capex           Jun 2003 to Nov     TJLP+3.2% ~      Monthly        Monthly (1)       5.6     14.5      20.1
                      2006                3.85%

Eletrobras            Mar 2007 to Oct     RGR+5%           Monthly        Monthly           0.3      2.1       2.4
Financing             2007

Debenture             May 2005            IGPDI+11.4%      Bullet         Annually          0.1      6.6       6.7

BNDES Rationing/

Parcel A              Jan 2007            SELIC+1.0%       Monthly        Monthly          14.2     44.6      58.8
Financing

Shares Redemption
(minority
shareholders)         June 2005           -                Quarterly      None              0.2      0.2       0.4

Debt in $
ETB / BCI (2)         Dec 2012            4.15%            Semi-annual    Semi-annual      12.9    244.8     257.7
                                                           (3)

Sub-total                                                                                  33.3    312.8     346.1

Intercompany
Debt

Debt in US$

EBPH-IV               Dec 2008            15%              Bullet         Quarterly          -     314.1     314.1
EDF                   Dec 2004            0%               Quarterly      None            27.5     151.6     179.1

                   US GAAP ELEKTRO CONSOLIDATED DEBT STRUCTURE

                                                                                           $ MILLION - FX RATE @
                       AS OF JUNE 30, 2003 (PRINCIPAL PLUS ACCRUED INTEREST TO DATE)              2.8720
------------------------------------------------------------------------------------------------------------------
                                                                            INTEREST      SHORT    LONG
                          MATURITY        INTEREST RATE     PRINCIPAL       PAYMENT       TERM     TERM      TOTAL
Other                 -                   -                -              -                  -       3.3       3.3
Sub-total                                                                                 27.5     469.0     496.5

Total                                                                                     60.8     781.8     842.6

(1)      Quarterly during grace period.

(2) On December 31, 2002, Elektro, ETB and ENE Enron concluded negotiations with BCI to restructure this fixed rate note issued by ETB. The restructuring reduced interest expenses by $51 million on a present value basis and extended final maturity from December 2007 to December 2012. Under US GAAP, the resulting effective interest rate is 4.15%

(3)      Starting in December 2007.

TJLP: Long term interest rate      RGR: Correction index defined by Eletrobras. It has been kept flat since 1999.
IGPDI: Inflation rate              SELIC: Basic interest rate        CDI: Interbank interest rate

                  Under Elektro's $32 million Brazilian National Bank for Economic and Social Development credit facility used to fund its capital expenditures, it must maintain a capitalization ratio (shareholders' equity to total assets) above 40% during the amortization period of the loan. Because estimates indicate that Elektro will not be in compliance with this financial covenant, Elektro is attempting to renegotiate this covenant and is also seeking to resume drawdowns that were suspended following the filing of ENE's Chapter 11 Case. As a result of ENE's chapter 11 filing, Elektro had to cancel an $80 million local debenture placement in 2001, and all commercial banks called back any unused credit facilities ($37 million). The lack of a clear regulatory framework in Brazil, including the absence of an agreed methodology for the required periodic tariff review, the recent drop in electrical energy demand caused by the rationing program in 2001, and the high volatility and 52% foreign exchange devaluation recorded in 2002 have caused the financial markets to delay or reduce financings to most LDCs. Despite Elektro's current efforts to restore its credit facilities, there can be no assurances that Elektro will be able to raise new funding or refinance its current debt.

                                    (M)      GOVERNMENT FINANCING PROGRAM TO
LDCs. On September 16, 2003, the Brazilian National Bank for Economic and Social Development and the Ministry of Mines and Energy announced a R$3.0 billion (US$1 billion) financing program aimed at enhancing the LDC's capital structure. The program is available for both private and state-owned LDCs. Initial program eligibility requirements are: (i) renegotiation of at least 30% of short-term private bank loans; (ii) commitment of the LDC's controlling shareholders to convert all intercompany credits into equity; and (iii) meeting certain corporate governance standards set by the Sao Paulo Stock Exchange. The financing will be provided through the issuance of 10-year convertible debentures with a 4-year grace period. Elektro is currently assessing how it might participate in this program.

                  e. POWER GENERATION. The table below identifies the power plants included in Power Generation and several of their key features.

                          POWER GENERATION POWER PLANTS

                                                                                        PERCENT GENERATING
                                                                           DATE       CAPACITY CONTRACTED AND
                              EXPECTED                                  COMMERCIAL     SCHEDULED TERMINATION
                               PRISMA                                   OPERATION      DATE UNDER PRINCIPAL
                              OWNERSHIP      GENERATING      FUEL          WAS            POWER PURCHASE
  BUSINESS     LOCATION       INTEREST        CAPACITY       TYPE       INITIATED           AGREEMENTS
Cuiaba - EPE   Brazil           50.0%        480 MW       Natural     May 2002        100% until May 2019
                                                          Gas

Trakya         Turkey           50.0%        478 MW       Natural     June 1999       100% until June 2019
                                                          Gas

PQP            Guatemala        37.5%        234 MW       Fuel Oil    February 1993   47% until February 2013
                                                                      (110 MW)
                                                                      July 2000
                                                                      (124 MW)

BLM            Panama           51.0%        280 MW       Fuel Oil    1967 (40 MW)    Elektra - 30% until
                                                                      1971 (40 MW)    December 2003
                                                                      1973 (40 MW)    Edemet - 48% until
                                                                      2000            December 2004
                                                                      (160 MW         Elektra - 29% from
                                                                      combined        January 2005 until
                                                                      cycle)          December 2008

SPC            Philippines      50.0%        116 MW       Fuel Oil    February 1994   100% until February 2009

ENS            Poland          100.0%        116 MW       Natural     June 2000       100% electrical until
                                             electrical   Gas                         June 2020
                                             70 MW                                    85% to 90% thermal until
                                             thermal                                  June 2020

SECLP          Dominican        84.1%        184 MW       Fuel Oil    August 1994     92% until January 2015
               Republic

EEC            Nicaragua        35.0%        70.5 MW      Fuel Oil    September 1999  71% until September 2014

GMSA           Argentina       100.0%        70 MW        Natural     March 1995      Arcor - 9% until July
                                                          Gas and                     2004 (six power purchase
                                                          Diesel                      agreements)
                                                          Fuel
                                                                                      CEMSA - 40% until July
                                                                                      2005
MEC            Guam             50.0%        88 MW        Fuel Oil    January 1999    100% until January 2019

                  As indicated in the table above, each of the plants that Prisma expects to be a part of its business has been completed and has initiated commercial operations. Refer to the project-specific sections below for more detailed descriptions of each of the Cuiaba Project, Trakya, PQP, BLM, SPC and the Other Power Generation Businesses.

                           (i)      CUIABA INTEGRATED PROJECT. The Cuiaba
Project consists of four companies that on an integrated basis operate a power plant in Brazil and purchase natural gas in Bolivia or Argentina and transport it to Brazil for use as fuel in the generation of electrical energy at the power plant. EPE is a power generation company that operates an approximately 480-MW gas-fired, combined-cycle power plant located in Cuiaba, Mato Grosso, Brazil. GasBol is a gas transportation company that operates an approximately 226-mile 18-inch gas pipeline in Bolivia to transport natural gas from the Bolivian portion of the BBPL to the pipeline interconnection at the Bolivia-Brazil border. GasMat is a gas transportation company that operates an approximately 175-mile 18-inch gas pipeline in Brazil, which is interconnected to the GasBol pipeline at the Bolivia-Brazil border, to transport natural gas from the border to the EPE power plant. TBS is a gas supply company that purchases natural gas from Bolivian or Argentinean sources, arranges for transportation of the gas, including through GasBol and GasMat, and sells the gas to EPE. The Cuiaba Project sells all of the capacity of and energy produced by EPE to Furnas, one of Brazil's federally owned electricity generation companies.

                                    (A)      SHELL SETTLEMENT AGREEMENTS. As of
September 26, 2003, following the closing of the Shell Settlement and the equity transfers contemplated therein, Shell owns, through its affiliates, a 50% interest in each of EPE, GasMat, TBS, and GasBol. Several disputes arose between ENE and Shell relating to the development, construction, and operation of the Cuiaba Project and the management and governance of EPE, GasMat, GasBol, and TBS. Affiliates of ENE and Shell entered into a Definitive Agreement in June 2003 to resolve these disputes, and the Bankruptcy Court approved the Shell Settlement on August 7, 2003. The parties closed the transactions contemplated by the Shell Settlement on September 26, 2003.

                  The original projected aggregate capital cost of the Cuiaba Project was approximately $505 million. As a result of significant delays and cost overruns incurred by the construction contractor, an affiliate of ENE, the actual aggregate capital cost of the Cuiaba Project was approximately $740 million. To settle disputes related to these cost overruns, which were funded in part by Shell, various ENE affiliates transferred equity interests in each of EPE, GasMat, and TBS to affiliates of Shell in accordance with the terms and conditions of the Shell Settlement.

                  In connection with the Shell Settlement, certain affiliates of Shell and certain affiliates of ENE entered into a Master Voting Agreement to address the management and governance of the Cuiaba Project as well as ENE's and Shell's respective ownership interests in the BBPL and TRSA. The parties agreed to vote their respective equity interests together through the implementation of a supervisory board whose affirmative vote is necessary to approve certain substantial transactions of any Cuiaba Project company, including (i) certain expenditures in excess of $250,000, (ii) a transfer of all or a substantial part of the assets of any Cuiaba Project company, (iii) any amendment to the organizational documents of any Cuiaba Project company, (iv) any decision to incur indebtedness (except if for less than $250,000 in the aggregate), (v) the appointment, removal, elimination, creation or modification of all senior managers' positions, (vi) any decision appointing or removing the auditors of any Cuiaba Project company, and (vii) any other material transaction relating to the Cuiaba Project companies. The failure of the parties to agree on actions required for the operation of the Cuiaba Project could result in a deadlock that could have a material impact on the revenues and expenses of the Cuiaba Project.

                  Pursuant to the terms and conditions of the Shell Settlement, the revised organizational documents of each of the Cuiaba Project companies contain standard provisions relating to purchase rights triggered by a prospective change of control. In addition, the revised organizational documents provide for certain rights of first refusal and drag-along rights. For as long as a direct or indirect controlling equity holder of a Cuiaba Project company is not creditworthy, each other equity holder has drag-along rights with respect to the equity of a Cuiaba Project company held by the non-creditworthy equity holder. However, the exercise of such drag-along rights by a selling equity holder triggers the non-creditworthy equity holder's right of first refusal with respect to the equity of a Cuiaba Project company held by the selling equity holder. If an equity holder is required to sell its equity in a Cuiaba Project company, whether pursuant to a drag-along right or right of first refusal, then any debt associated with the selling equity holder's interests is required to be transferred to the purchaser of the equity to the extent that the selling equity holder controls the holder of the associated debt.

                  In accordance with the terms and conditions of the Shell Settlement, Shell transferred to affiliates of ENE an aggregate amount equal to $15.5 million. Approximately $4 million was used to provide a mezzanine loan to GTB. In connection with the Shell Settlement, certain affiliates of ENE and Shell released and discharged each other and each of the Cuiaba Project companies, and each of their respective agents and affiliates, from all claims with respect to the Cuiaba Project, subject to a limited indemnity, that arise out of acts or omissions occurring on or prior to the closing date of the Shell Settlement, including unasserted claims, with certain exceptions.

                                    (B)      INTERCOMPANY DEBT. The Cuiaba
Project does not have any third-party financing. However, EPE, GasMat, and GasBol borrowed an aggregate of approximately $475 million from affiliates of ENE and Shell during the period from October 1998 to October 2001 to finance construction. Pursuant to credit restructuring agreements among each of EPE, GasMat, and GasBol, on the one hand, and their respective ENE and Shell affiliate lenders, on the other hand, which were entered into as part of the Shell Settlement, each borrower will only be obligated to make payments on its loans from its cash flow that would otherwise be available after expenses, taxes, and reserves are paid. EPE is exposed to market risks, including changes in currency exchange rates between the Brazilian real and the U.S. dollar. EPE attempts to mitigate some of the negative impact of changes in exchange rates through various hedging mechanisms and treasury policies.

                                    (C)      DIVIDEND AND DISTRIBUTION POLICY.
Except for TBS, none of the Cuiaba Project companies have distributed dividends and no distribution of dividends by EPE, GasMat, or GasBol is expected in the foreseeable future. Available cash is expected to be used solely for the repayment of ENE and Shell affiliate loans after certain reserves are funded. TBS distributed dividends from its 2001 and 2002 earnings and expects to distribute to its shareholders future available cash after reserve accounts are funded.

                  ENE expects to transfer its equity interests in its affiliates that made loans to EPE, GasMat, and GasBol to Prisma. However, the loans to EPE and GasMat were made by ENHBV, and there is a risk that ENE will not be able to transfer ENHBV to Prisma. Refer to Section X.A.2., "Risk Factors" for further information. If ENHBV is not transferred to Prisma, Prisma will not benefit from approximately $271 million in loans payable by EPE and GasMat.

                                    (D)      PLANT AND EQUIPMENT. EPE employees
operate the power plant and provide operation and routine maintenance services. The combustion turbine generators used in the plant were two of the first model V84.3A turbines produced by Siemens. The Siemens turbines have experienced significant problems, including mechanical and technological problems with tiles in the combustion chamber and with premature failure of critical parts. Refer to
Section XIV.I.2.a., "Uninsured Plant and Equipment Failures" for further information about the risks related to equipment failures.

                  The turbines were initially commissioned on diesel fuel prior to the completion of the two gas pipelines that transport natural gas to EPE. In connection with the changeover of the power plant to natural gas, one of EPE's two combustion turbines suffered a catastrophic failure and had to be repaired at a cost of approximately $22 million. EPE's insurers have resisted payment of EPE's claim for this loss. EPE does not have a long-term contract for major maintenance and periodic overhauls of its combustion and steam turbine generators; instead, the Cuiaba Project currently contracts for major maintenance services on a per-overhaul basis. EPE is negotiating a long-term major maintenance service agreement with Siemens, but if an agreement is not reached, EPE may not be able to obtain major maintenance services at the necessary times or for appropriate prices, and in either case the Cuiaba Project's profitability may be negatively impacted.

                  The catastrophic failure of EPE's Siemens turbine in August 2001 has impacted EPE's ability to secure adequate, affordable insurance coverage. EPE's insurance premiums have increased significantly since mid-2001, and the deductible amount under EPE's policies for property damage has increased significantly.

                  GasMat's and GasBol's pipelines each run through environmentally sensitive parts of Brazil and Bolivia. Several environmental groups and non-governmental organizations carefully watch the Cuiaba Project's pipeline operations, and have in the past alleged violations of environmental, health and safety laws and policies, and GasMat and GasBol must respond to these allegations. In addition, affiliates of ENE and Shell have agreed to contribute up to $20 million over a 15-year period to the Chiquitano Forest Conservation Project in Bolivia. Pursuant to the terms of the Shell Settlement, TBS will provide the funds to pay the Chiquitano Project obligations of both the ENE and Shell affiliates.

                                    (E)      FURNAS PPA. EPE relies on a single
customer, Furnas, to purchase all of the capacity and associated energy of the power plant. The PPA between Furnas and EPE has a 21-year term ending in 2019 and provides the sole source of revenues for the Cuiaba Project. The obligations of Furnas under the PPA are guaranteed by Eletrobras, the Brazilian state-owned electric company. If Furnas fails to fulfill its contractual obligations, the Cuiaba Project's financial results will be materially adversely affected, as the Cuiaba Project would likely be unable to find another customer for EPE with similar pricing. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks of relying on a limited number of customers.

                  Pursuant to the PPA, EPE has committed to sell its entire capacity and associated energy to Furnas in exchange for a monthly payment in reais from Furnas based on the guaranteed available capacity and the delivered energy. If Furnas requests that EPE be dispatched above the guaranteed capacity, Furnas must pay an increased capacity component. The PPA provides for three tariff adjustment mechanisms: (1) an annual adjustment to the tariff for Brazilian inflation, (2) an adjustment for the gas-related components of the tariff if there is a cumulative devaluation or appreciation of the Brazilian real against the U.S. dollar of 5% or more, and
(3) an adjustment to the tariffs based on an economic-financial disequilibrium of the PPA. In accordance with the tariff adjustment provisions, EPE has made five requests to Furnas since May 2001 to adjust the power sales price for economic-financial disequilibrium, but Furnas has failed to respond to EPE's requests. Additionally, EPE and Furnas have not agreed on the basis for the inflation adjustment to the tariff. However, the gas-related component of the tariff adjustment is working according to the terms of the PPA. If Furnas continues to refuse to fully adjust the price of capacity and power sales under the PPA, EPE may have to pursue arbitration proceedings to enforce its contractual rights.

                  Rationing and conservation programs in Brazil during 2001 and 2002 resulted in significant reductions in electricity demand. High rainfall levels during the 2002 rainy season led to the end of mandatory rationing in February 2002, and there is still a current surplus of electric capacity in Brazil. Because the PPA has a significant U.S. dollar basis and is designed to allow a return on a U.S. dollar investment, the substantial devaluation of the Brazilian real against the U.S. dollar in 1999 and 2002 increased the cost of the Cuiaba Project's electric power to Furnas relative to Furnas's other contracts or sources that are not U.S. dollar-based. Furnas must generally pay capacity payments under the PPA whether or not the power plant is dispatched. These capacity payments comprise approximately 96% of the revenues under the PPA. The combination of these factors may create an incentive for Furnas to seek to renegotiate or otherwise not perform its payment obligations under the agreement. In a speech in March 2003, the president of Eletrobras criticized the role of free markets in the Brazilian power sector and stated that most power contracts would remain unchanged, except for extreme cases in which Eletrobras will pursue renegotiations. If EPE were forced to renegotiate a new contract to sell its power in the current market, the sales price would likely be significantly lower than the current contractual price. Refer to Section XIV.I.1.c., "Political Instability, Civil Unrest, and Regime Change" for further information.

                  Furnas has the contractual right to terminate the PPA for various reasons, including default, bankruptcy of EPE, dissolution of Furnas, or a force majeure event that lasts for more than 12 consecutive months. Upon a termination of the agreement, Furnas has certain rights and obligations to purchase EPE and the associated electric transmission systems up to the delivery points. At the end of the term of the PPA, Furnas has the right to purchase the EPE facilities at a nominal purchase price calculated based on the tariff in effect during the final year of the PPA term. The parties may adjust the purchase price for additional capital improvements to the plant and related depreciation. If Furnas terminates the PPA due to a default by EPE, Furnas has the right to purchase the EPE facilities for an amount equal to the lesser of
(i) a price based on 80% of the present value of the guaranteed capacity payments remaining in the term of the agreement and (ii) the determined market value of the EPE facilities. If EPE terminates the PPA due to a default by Furnas or Eletrobras, EPE has the right to require Furnas to purchase the EPE facilities for an amount equal to the greater of (i) a price based on 100% of the present value of the guaranteed capacity payments remaining in the term of the agreement and (ii) the determined market value of the EPE facilities.

                           (ii)     TRAKYA ELEKTRIK URETIM VE TICARET ANONIM
SIRKETI (TRAKYA). ENE, together with Whitewing LP, owns an indirect 50% equity interest in Trakya. Trakya owns and operates a combined cycle gas turbine power plant with a nominal capacity of 478 MW located on the northern coast of the Sea of Marmara near Istanbul, Turkey. The other equity participants in the project are Midlands with a 31% interest, Wing International, Ltd. with a 9% interest, and Gama with an aggregate 10% interest. Trakya sells all of the plant's capacity and energy to the state-owned TETAS under an Energy Sales Agreement.

                  The plant consists of two combustion turbine generators designed to run on natural gas or distillate fuel oil, two heat recovery system generators, and one steam turbine generator. The plant commenced commercial operations in June 1999. During 2002, the plant suffered a three-month outage to allow for repairs to the steam turbine rotor, which had been damaged due to excessive vibration. Refer to Section XIV.I.2.a., "Uninsured Plant and Equipment Failures" for further information about the risks related to equipment failures.

                  The plant was built and is owned and operated pursuant to an Implementation Contract between Trakya and the Ministry of Energy. The Implementation Contract has an initial term ending in June 2019, which may be extended if certain conditions are satisfied. There is no guarantee that the conditions for extension will be satisfied or that the contract will be extended. Upon expiration of the Implementation Contract, the plant will be transferred to the Turkish Ministry of Energy free of charge.

                  Turkey adopted the 2001 Electricity Market Law, which was intended to introduce a free market for the generation, transmission, trading, and distribution of electricity in Turkey. The law also created an independent regulatory body, the Energy Market Regulation Agency, to oversee the energy and natural gas markets in Turkey. In August 2002, the Energy Market Regulation Agency issued a regulation that requires private power generators, including Trakya, to apply for a generation license by June 2003 and to pay an annual license fee. Trakya has applied for this license, but there is no assurance that the license applied for will be granted. While the new regulation does not specifically reject or amend existing private power generation contracts, including the Implementation Contract and the Energy Sales Agreement, it also does not explicitly grant an exemption to existing operators or provide that existing contractual rights prevail in the event of any conflict. Refer to
Section XIV.I.1.b., "Regulatory Intervention and Political Pressure" for general information about the risks related to regulatory intervention. Trakya sought to have the Turkish administration court set aside the regulation on the basis that it does not protect the vested rights of Trakya by filing a lawsuit and a request for injunctive relief. Trakya's request for injunctive relief has been denied, along with its appeal of the denial. The case on the merits of the lawsuit is still pending.

                  The Energy Market Regulation Agency has also expressed its desire to renegotiate the terms of existing agreements with the build-operate-transfer (for this section only "BOT") electric plants in Turkey, including Trakya. In addition, conflicting Turkish newspaper reports in 2003 have indicated that the Turkish government is considering alternatives to deal with Trakya and the other BOT plants, including renegotiation of contracts, early buyouts or other actions. According to these reports, the government is contemplating these actions out of the belief that the BOT plants sell power at rates that are unacceptably high. To date, Trakya has not received any notification of any such action from the Energy Market Regulation Agency or other instrumentality of the Turkish government.

                  In October 2003, Trakya received an audit report from the regional Turkish tax office claiming approximately US$138 million due from Trakya in unpaid taxes, penalties and penalty interest. Among other findings, the audit report claimed that certain development costs, fees, bonuses and subordinated debt payments improperly applied an investment allowance granted to the project and that Trakya improperly revalued its depreciable fixed assets. Trakya has consulted with its accountants who have advised that the tax audit report contains a number of quantitative mistakes and misapplies in certain instances the relevant tax legislation. Trakya is in the process of challenging the findings of this audit and the claims of underpayment. While it cannot predict the ultimate outcome, Trakya believes that it has good defenses to such claims and intends to pursue them.

                                    (A)      SHAREHOLDER ARRANGEMENTS. Trakya's
board of directors consists of seven interested members, of which the ENE shareholder appoints three and the other shareholders appoint four. In addition, two independent members are selected by all of the shareholders. Transfers of shares of Trakya are subject to shareholder approval under Trakya's articles of association and shareholder agreement. Further, ENE, Midlands Electricity Plc, The Wing Group, Ltd., and Gama have entered into a Sponsors' Agreement that includes minimum ownership requirements applicable to ENE, Midlands Electricity Plc, and The Wing Group, Ltd. Profits available for distribution to shareholders must first be used to pay corporate taxes and to meet Trakya's obligations and the minimum applicable reserve requirements under Turkish law and the Trakya senior loan agreements.

                                    (B)      CUSTOMER. All of the capacity and
energy produced by the plant is sold to TETAS under the Energy Sales Agreement that is governed by Turkish law. TETAS's payment obligations under the agreement are guaranteed by the Republic of Turkey. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks related to reliance on a limited number of customers.

                  The Energy Sales Agreement provides for a tariff primarily expressed and paid in U.S. dollars based on a take-or-pay structure with fixed and variable capacity and energy components. The tariff was originally intended to allow for the recovery of fixed capital costs, servicing of debt, payment of operation and maintenance costs, a pass-through of fuel costs, and a return on investment. The Energy Sales Agreement has an initial 20-year term, expiring in June 2019, which may be extended on the same terms as the Implementation Contract. As with the Implementation Contract, there is no guarantee that the conditions for extension will be satisfied or that the agreement will be extended.

                  In 2000 and 2001, Trakya did not receive timely payments under the Energy Sales Agreement and faced a dispute over what exchange rate to apply to overdue payments. Trakya's position prevailed, and TETAS has paid all disputed amounts with the exception of certain delay interest that is still outstanding. No assurance can be given, however, that future payment problems and related disputes, which could be triggered or exacerbated by further devaluation of the Turkish lira, will not adversely affect Trakya's results of operations. Refer to

Section XIV.I.1.d., "Devaluations of Foreign Currencies" for further information about the risks related to currency devaluations.

                                    (C)      SUPPLIER. Natural gas is the
plant's primary fuel source and is provided by BOTAS under a take-or-pay Gas Sales Agreement governed by Turkish law with an initial term ending in October 2014. The take-or-pay obligation under the Gas Sales Agreement is based on an approximate level of gas consumption that would be required for Trakya to meet most of its annual net generation requirements under the Energy Sales Agreement. The natural gas purchased under the agreement is priced according to a U.S. dollar-based formula, but payments are made in Turkish lira. BOTAS's payment obligations under the agreement are guaranteed by the Republic of Turkey. Refer to Section XIV.I.2.c., "Concentration of Customers and Suppliers" for further information about the risks related to reliance on a limited number of suppliers.

                                    (D)      ASSOCIATED DEBT. The total cost of
the plant was approximately $556.5 million and was funded with $417.3 million in senior secured loans set to mature in September 2008, $23.8 million in subordinated shareholder loans set to mature in September 2005, and $115.4 million in equity.

                  The senior secured loans consist of (1) a $225.1 million loan from Eximbank at a fixed interest rate of 7.95%, (2) an $84.0 million loan from OPIC at a fixed interest rate of 9.803% and (3) a $108.2 million loan from BLB with a floating interest rate that was fixed at 7.8963% by a swap agreement. As of June 30, 2003, the outstanding balances on the Eximbank, OPIC, and BLB loans were approximately $137.5 million, $51.3 million, and $66.2 million, respectively.

                  The senior debt is secured by Trakya's assets and shares and requires Trakya to establish debt service and other cash reserves currently totaling nearly $100 million. The senior loan agreements also place restrictions on shareholder distributions, payments on subordinated indebtedness, and transfers of shares in Trakya.

                  Approximately $17.8 million in subordinated shareholder loans remained outstanding as of June 30, 2003. The subordinated loans accrue interest at the rate of 13% per year.

                                    (E)      O&M AGREEMENT. O&M services for the
plant are provided under a long-term O&M Agreement by an operator consortium composed of two ENE affiliates. Trakya pays an annual fee equal to $500,000 in 1998 dollars indexed to the U.S. Consumer Price Index. The obligations of the consortium are guaranteed by ACFI up to a cap of $1.25 million in 1998 dollars indexed to the U.S. Consumer Price Index and further supported by a letter of credit in the amount of the guarantee cap. The bankruptcy of ACFI has resulted in a default under the senior debt and could result in the termination of the O&M Agreement absent a waiver by Trakya and the lenders. It is contemplated that, subject to receiving the requisite consents and a waiver of the default caused by the ACFI bankruptcy, the operator consortium will be transferred to Prisma, and Prisma will provide replacement credit support for the operator consortium's obligations.

                           (iii)    PUERTO QUETZAL POWER LLC (PQP). ENE owns an
indirect 37.5% equity interest in PQP, a Delaware limited liability company that owns 234 MW of effective generation capacity in two facilities located on the Pacific Coast at Puerto Quetzal, Guatemala, 75 kilometers south of Guatemala City. The combined 234 MW output provided about 16% of Guatemala's installed electric capacity in 2002. The other equity participants in the project are Centrans Energy Services, Inc. with a 37.5% interest, and CDC Holdings (Barbados) Ltd. with a 25% interest. Under PQP's operating agreement, most decisions of the members are made by majority vote, while certain extraordinary decisions require unanimous consent. Deadlocks may be resolved by a buy/sell process, and certain transfers of interests trigger a right of first refusal. PQP owns 100% of Poliwatt, its power marketing arm, and Pacific Energy Financing Ltd.

                  The PQP facilities are sited, and obtain certain services, pursuant to a Contract for Harbor Services and Leasing of Areas with Empresa Portuaria Quetzal. Enron Servicios Guatemala Ltda., a Guatemala-based company, operates and maintains the PQP facilities pursuant to two O&M agreements and provides marketing support to PQP and to Poliwatt pursuant to two administrative and commercial support agreements. Enron Servicios Guatemala Ltda. is a wholly owned affiliate of ENE, and ENE expects to transfer it to Prisma. Glencore AG provides fuel for the facilities pursuant to a fuel supply agreement expiring in February 2013.

                                    (A)      PLANT AND EQUIPMENT. PQP's first
plant, commissioned in February 1993, consists of 20 Wartsila 18V32D heavy fuel oil-fired generator sets with an effective capacity of 110 MW mounted on two barges (Enron I and Enron II), and related onshore facilities. The second plant, located next to the first and commissioned in July 2000, consists of 7 heavy fuel oil-fired MAN B&W 18V48/60 generator sets with an effective capacity of 124 MW mounted on one barge (Esperanza), and related onshore facilities. A generator in the first plant experienced an electrical failure in December 2002 and was replaced. A second generator experienced a similar failure in July 2003 and is expected to be replaced by September 2003. PQP's eight other generators made by the same manufacturer are undergoing inspection and will likely require repairs. The second plant, which represents a new MAN design, has experienced engine problems for which solutions have been implemented. However, the long-term effectiveness of these solutions cannot be guaranteed.

                                    (B)      MARKET AND PPA. PQP has been
supplying power since 1993 to EEGSA under a PPA for 110 MW of capacity and a 50% take-or-pay energy obligation. The 20-year term of the PPA ends in February 2013. The original PPA was physical and required that the capacity and energy be delivered from PQP's installations (Enron I and Enron II). In September 2001, the parties modified the agreement by converting it to a financial instrument through which PQP complies with its supply obligations from its installations, contracts with third parties, or the spot market. As of December 2002, the PPA accounted for approximately 51% of PQP's revenues. EEGSA has complied with its payment obligations under the agreement. However, PQP understands that EEGSA has been experiencing liquidity problems and has been unable to pay certain suppliers in a timely fashion. The failure of EEGSA to make full and timely payments to PQP would adversely impact PQP cash flow and could result in PQP defaults on its contractual payment obligations to third parties and under its loan agreements.

                  PQP has also been supplying power in the Guatemala and El Salvador markets, under short- and medium-term sales agreements (which generate 31% of PQP's revenue) and spot market sales (which generate 18% of PQP's revenue), made directly or through Poliwatt. Poliwatt's market also includes wholesale customers such as local distribution companies, marketers, and generators, and large end-users that do not use an intermediary to buy their energy. Poliwatt does not operate as a separate profit center, but passes through to PQP all revenues received from its power marketing activities, net of costs.

                  A portion of PQP's output is exposed to merchant market risk. In the absence of contracted sales, in a market in which margins on spot power sales may be volatile as driven not only by basic supply and demand, but also by fuel prices and hydrological conditions, PQP may not be able to sell its merchant power output at prices that provide sufficient revenues to generate any profit margin.

                                    (C)      ASSOCIATED DEBT. In December 2000,
PQP closed a $123 million senior secured debt refinancing with OPIC and MARAD, which provided funding for the Esperanza plant and paid off the outstanding amount of the initial International Finance Corporation funding for the Enron I and II plants. The term of the debt is 12 years and the principal amortizes in 23 equal installments commencing in June 2001. The debt is secured by all PQP project assets and revenues, by a pledge of all of the member interests in PQP, by cash collateral in several reserve accounts, and by various ENE and Poliwatt guarantees. ENE's support includes capped guarantees of principal and interest payment shortfalls. The principal component of this support was structured to cover the period between the expiration of the original EEGSA PPA and the OPIC and MARAD loan maturities.

                  ENE's bankruptcy caused a default under the loan documents. Pending the conclusion of negotiations among the lenders, PQP and the sponsors regarding the provision of substitute security to replace the ENE support, the lenders have exercised their rights to trap distributions from PQP and have withheld certain payments from PQP to member affiliates. Although the lenders have not expressed a desire to exercise remedies, they have the right to accelerate payment of the outstanding debt and foreclose on the PQP assets, including applying reserves and trapped cash to the paydown of outstanding loans. In addition, due largely to changes in the insurance market, PQP has been unable to procure on commercially reasonable terms the insurance coverages required by the senior lenders. If OPIC or MARAD refuses to grant a waiver of PQP's failure to obtain such coverages, either lender may assert a default under the loan agreements. OPIC has already requested that PQP fund a $1.5 million insurance reserve out of project cash flow to cover exposure to increased deductibles. There can be no assurances that PQP will be able to cure these defaults.

                                    (D)      REGULATORY ENVIRONMENT. In
Guatemala and El Salvador, generators sell electricity through (1) contracts with distributors, large consumers, generators and marketers or (2) the spot market (domestic or regional). In both countries, in order to participate in the spot market, the participants have to submit sufficient guarantees to cover their performance and payment obligations; however, the market is open to competition. The spot market in Guatemala will dispatch the generation company with the most efficient costs of operation based on weekly-declared costs. The spot market in El Salvador bases its dispatch order on the generators' daily-price bids. Neither Guatemala nor El Salvador has a spot market for capacity, in the sense that generators do not receive a capacity payment from the wholesale market. However, because the Salvadorian spot market is based on price declarations, the capacity payment is included implicitly in the price. In Guatemala, distribution companies are required to contract 100% of their demand and will recover generation costs based on the average of the previous quarter purchasing prices. In El Salvador, distribution companies are not required to contract their demand and are entitled to recover generation costs equivalent to the spot market price.

                  Due to the merit order dispatch method employed in the Guatemala and El Salvador power markets, the introduction of newer or more cost efficient power plants (including those which can operate on lower cost fuels) could reduce power sales opportunities and margins for PQP. At least one competitor is investigating utilizing a lower cost fuel, the feasibility of which remains to be proven, at a 100MW+ power generation facility located in the region.

                  Deterioration in Guatemala's political and general business environment in 2002 has increased political instability and financial burdens for the government, which may seek to lower electricity costs by renegotiating private sector PPAs. However, any government-imposed or mandated modification to the PPA would constitute a drastic change in the legal framework governing the electricity sector and therefore would be subject to political and constitutional challenges.

                  Initiatives have been undertaken to expand the membership of the market regulator (Comision Nacional de Energia Eletrica), which could result in the increased politicization of that important regulatory body.

                                    (E)      U.S. SENATE COMMITTEE ON FINANCE.
On February 15, 2002, the Senate Finance Committee announced that it would conduct an investigation of ENE's tax and compensation matters. As part of that inquiry, it re-opened an investigation of substantially the same tax transactions involving PQP that the United States Tax Court dismissed, and the DOJ and the SEC previously reviewed in 1997-1999. Although those agencies brought no charges and assessed no penalties against ENE or PQP, the Committee referred its report to the DOJ in March 2003. No charges or penalties have resulted from the referral.

                  In August 2003, following publication of the Senate Finance Committee's report, the Guatemalan Congress issued a recommendation that called upon EEGSA, the counterparty to PQP's PPA, to cancel its contracts with PQP. The recommendation also requested the executive branch to consider whether the PPA, or its execution or amendment with EEGSA, may have been harmful to state interests.

                  The ultimate impact of the recommendation is unclear; however, local counsel advises that the recommendation is not legally binding and does not obligate any party to take any action. Counsel further advises that applicable law may not permit EEGSA to invalidate or rescind the PPA, or permit the executive branch to conclude that the PPA is harmful to state interests. PQP is considering its legal options to ensure that the PPA remains valid and enforceable.

                                    (F)      TAX MATTERS. The fuels utilized by
PQP for power generation are exempt from distribution and import taxes. From time to time, the government has initiated efforts to repeal these exemptions, in particular the distribution tax. Losing the distribution tax exemption would result in a significant increase in annual bunker fuel costs. Although PQP may recover a portion of these cost increases from EEGSA or pursuant to the spot market rules, there is no guarantee that PQP would be able to do so. The remainder of the cost increases would have to be passed on to other PQP customers.

                           (iv)     BAHIA LAS MINAS CORP. (BLM). ENE (through
EIPSA and EC III) owns approximately an indirect 51% equity interest in BLM. BLM owns and operates a power generation complex with an aggregate installed capacity of 280 MW. The power generation complex is located on the Caribbean coast, in Cativa, Province of Colon, Panama. The Government of Panama owns approximately a 48.5% interest in BLM and former and present employees hold the remaining interests as common stock or preferred stock.

                  The first plant, commissioned in phases between 1967 and 1973, consists of a power block comprised of three heavy fuel oil-fired boilers that power three steam turbine generators with a total installed capacity of 120 MW and related facilities. The second plant, commissioned in two phases in 1988 and 2000, consists of a combined-cycle power block comprised of three marine diesel fuel oil-fired combustion turbine generator sets and one steam turbine generator set, with a combined installed capacity of 160 MW. In 2002, BLM provided approximately 20% of the electricity generation (and approximately 58% of all thermally generated energy) in Panama. BLM operates the plants under a 40-year generation license granted on December 14, 1998.

                  BLM has been supplying power since October 1998 to two distribution companies in Panama under PPAs for 83 MW and 135 MW, respectively, of capacity and associated energy. As of December 2002, existing PPAs under contract collectively accounted for approximately 95% of BLM's revenue. The 83-MW agreement terminates in December 2003 and the 135-MW agreement terminates in December 2004. In 2002, BLM was awarded a new 80-MW PPA with a four-year term commencing in January 2005. BLM has also been supplying power in the spot market which, as of December 2002, represented approximately 2% of BLM's revenue. Bids for new contracts will take place in November 2003. The pricing and terms and conditions under the two original contracts, which will expire in 2003 and 2004, are more favorable to BLM than those being currently offered by the distribution companies. If BLM is not able to enter into replacement contracts, it would sell most of its energy in the spot market, and because BLM may not always be the lowest-marginal cost thermal producer, it may not have sufficient margin to meet its financial and operational obligations.

                  The BLM facilities are located on land owned by BLM near the city of Colon on the Caribbean side of Panama. BLM also owns 7.6 acres of commercial land in Panama City, which is currently for sale. EPMS provides administration and management oversight services to BLM under a contract that expires in 2019. Fuel requirements are fulfilled through spot market purchases. Market risk exposure to fuel price risks is partially mitigated through fuel escalation clauses in the PPAs.

                  As of June 30, 2003, BLM had approximately $53.9 million in long-term third-party debt outstanding, all of which is unsecured, with approximately $12.8 million due at maturity or upon scheduled amortization within the following 12 months. Maturity of its long-term loans will occur in 2006 and 2007. BLM might be required to pay penalties to the Government of Panama if it fails to repay or refinance certain of its long-term debt obligations by January 2004. BLM has twice obtained one-year extensions of this obligation and will try to secure another extension. Pursuant to its revolving credit facility, BLM may not declare or distribute any dividends except under limited circumstances until the facility is repaid. Further, BLM is required to reduce the revolving line of credit from $13.5 million to $12.0 million on December 15, 2003 and is currently negotiating with the lender to restructure this reduction.

                  BLM's revenues in the years 1999 through 2001 and then again in 2003 decreased significantly as a result of certain regulatory decisions. Refer to Section X.C.6., "BLM" for further information. BLM has challenged the fairness of these decisions and claimed that it is owed additional revenues in excess of $10 million. The outcome of these claims is uncertain. If BLM fails to recover the lost revenues resulting from the regulatory decisions or fails to win an increase in contract revenues, then BLM may not have sufficient cash to make future payments due under its loan agreements. In addition, BLM will be required to post bonds when it bids for new power sales agreements. BLM is presently working with local surety providers and certain lenders participating in the existing revolver facility to arrange for bonds and/or lines of credit necessary to meet any bonding requirements for new PPAs. Part of such arrangement may include the pledging of the BLM land listed for sale as security for the letter of credit or bond issuer.

                           (v)      SUBIC POWER CORP. (SPC). ENE owns an
indirect 50% interest in SPC. Various entities of the Yuchengco Group of Companies, a diversified business group headquartered in the Philippines, own in the aggregate the remaining 50% of the interests in SPC. SPC owns and operates the Subic Project, a 116 MW diesel power generating facility located at the Subic Bay Freeport Zone, Olongapo City, on Luzon Islands, the Philippines.

                  The Subic Project commenced commercial operations in February 1994. SPC operates and sells the capacity and energy from the Subic Project under a Build-Operate-Transfer Agreement with the National Power Corporation of the Philippines. The operating parameters under the agreement call for the Subic Project to be utilized as a baseload plant. Under the terms of the Build-Operate-Transfer Agreement, the National Power Corporation supplies at its cost all fuel required for the generation of electricity by the Subic Project and assumes the risk associated with fuel pricing and delivery. The Republic of the Philippines has provided a Performance Undertaking to SPC affirming and guaranteeing the National Power Corporation's obligations under the agreement.

                  Upon expiration of the 15-year term of the Build-Operate-Transfer Agreement in February 2009, the Subic Project is to be turned over to the National Power Corporation free of charge. If certain events occur before the scheduled transfer date, the National Power Corporation will be required to buy out the Subic Project at a price set forth in the agreement.

                  Substantially all of SPC's revenue is derived from selling the entire capacity and generated electricity output of the Subic Project to the National Power Corporation. The tariff under the Build-Operate-Transfer Agreement is computed from a formula that contains capacity, fixed O&M and energy components. The tariff is intended to allow for the recovery of fixed capital costs and O&M costs, and a profit margin. The tariff also contains bonus and penalty provisions relating to the Subic Project's heat rate.

                  The site for the Subic Project is owned by the Subic Bay Metropolitan Authority, which leases it to the National Power Corporation. The National Power Corporation subleases the site to SPC for a term that coincides with the Build-Operate-Transfer Agreement. The Subic Project is operated and maintained by SPC personnel with technical supervision services provided by Enron Subic Power Corp. and advisory services provided by Enron Power Philippines Operating Corp., both of which are expected to be transferred to Prisma.

                  The total cost of developing and constructing the Subic Project was approximately $132 million, not including capitalized financing costs. The corporate shareholders of SPC made shareholder advances and equity contributions in proportion to their shareholding in a total amount equal to approximately $27 million. SPC issued Senior Secured Notes in an amount equal to $105 million to finance the remainder of the cost of the Subic Project. The notes are non-recourse to the shareholders, bear interest at 9 1/2% per annum and are payable in semi-annual installments of principal and interest through December 2008. The outstanding balance of the notes as of June 30, 2003 was approximately $39.8 million. The noteholders have the right to sell their notes to SPC if ENE ceases to beneficially own at least 25% of the voting stock of SPC or if anyone other than ENE or an affiliate of ENE becomes responsible for the obligations of the operators under their respective operations and maintenance agreements. As of June 30, 2003, SPC also owed approximately $3.5 million to Enron Power Operating Company under an unsecured subordinated note for a performance bonus owed to Enron Power Operating Company for construction of the Subic Project.

                  The Philippine Bureau of Internal Revenue made income tax assessments on SPC for the years 1994, 1996, and 1997, which SPC has contested in the Philippine court of tax appeals. The amounts of these assessments were approximately PhP 70 million (for 1994), PhP 40 million (for 1996) and PhP 10 million (for 1997). In May 2003, the court of tax appeals ruled in favor of the Philippine Bureau of Internal Revenue with respect to the 1994 assessment and found SPC liable for approximately PhP 120 million (approximately $2.25 million) in unpaid taxes plus delinquency interest. SPC has filed a motion for reconsideration of the ruling, but there is no assurance that SPC will prevail in such motion or on the 1996 and 1997 assessments, or that the Philippine Bureau of Internal Revenue will not make additional income tax assessments for other years. SPC intends to seek a compromise settlement with the Philippine Bureau of Internal Revenue with respect to these three tax cases.

                           (vi)     OTHER POWER GENERATION BUSINESSES. ENE's
remaining power generation businesses are:

                  ENS, which owns a gas-fired cogeneration plant located in Poland with 116 MW of electric capacity and 70 MW of thermal capacity, and sells power to Polskie Sieci Electroenergetczne, the state-owned grid company, and steam primarily to Zaklady Chemiczne Organika - Sarzyna, a neighboring chemicals production facility;

                  SECLP, which owns a 184 MW fuel oil-fired, barge-mounted power plant located in the Dominican Republic and sells power to Corporacion Dominicana de Electricidad;

                  EEC, which owns a 70.5 MW fuel oil-fired power generation facility located in Nicaragua and sells power to Disnorte and Dissur, distribution companies owned by the Spanish group Union Fenosa;

                  GMSA, which owns a 70 MW gas and diesel-fired combined cycle power plant located in Argentina and sells power in the spot market and under PPAs with Arcor and CEMSA; and

                  MEC, which owns an 88 MW slow-speed diesel-fired power generating facility located in Guam and sells power to the Guam Power Authority.

                  The table below summarizes the outstanding indebtedness of ENS, SECLP, EEC, and MEC. Each of the loans, other than ENS's subordinated loans, are secured by the assets of the respective company.

                                           ORIGINAL PRINCIPAL       OUTSTANDING BALANCE     MATURITY
BUSINESS           DEBT FACILITY               AMOUNT ($)         AS OF JUNE 30, 2003 ($)    DATE(S)
ENS          Senior secured term loans     118.5 million          106.2 million             2015
             split into 2 tranches
             Subordinated term loans       12.75 million          5.5 million               Open
SECLP        Term loans split into 10      153.25 million         61.1 million              Between 2004
             tranches                                                                       and 2008
EEC          Title XI bonds                50 million             37.5 million              2010
MEC          Term loans split into 2       135.4 million          126.7 million             2014 and 2017
             tranches

                  ENS is in technical default under its senior secured debt facility due to a delay in reaching final plant completion until May 2003. ENS is seeking a waiver of this default. SECLP has received a notice of default under its debt facility because it has historically been unable to service its debt on a timely basis due to operating and design problems and substantial payment delinquencies by the off-taker under the PPA. SECLP's problems with its off-taker appear to be symptomatic of larger liquidity issues facing the off-taker, and the problems have forced the SECLP facility to cease operations on a number of occasions since 1999. EEC and MEC have received notices of default under their respective debt facilities because of ENE's bankruptcy. Defaults under each of these debt facilities give the project lenders the right to prohibit dividend payments, accelerate payment of the outstanding debt, and foreclose on the project assets.

                  The termination dates for the principal PPAs executed by ENS, SECLP, EEC, and MEC range from 2014 to 2020. The ENS PPA is at risk for an early termination, however, because the Polish government has proposed a restructuring of the electricity sector to facilitate competition, which may lead to the termination of all long-term PPAs between generators and Polskie Sieci Electroenergetczne.

                  The prices for electricity or steam sold under the principal off-take agreements executed by ENS, SECLP, EEC, and MEC are contractually established in the agreements. However, the Polish regulator imposed specified prices for electricity sold by ENS from June 2000 until July 2001 and continues to regulate prices for steam sold and fuel purchased by ENS. Furthermore, not all off-takers consistently meet their payment obligations. As discussed above, SECLP's off-taker has been delinquent in making payments under its PPA. In addition, two local utilities that have entered into a PPA with EEC and from which EEC derives approximately 86% of its revenues have recently failed to make payments to EEC and other suppliers in a timely manner.

                  GMSA was financed entirely with equity capital contributed by ENE. Approximately 44% of GMSA's revenue is derived from sales of capacity and spot electricity in the wholesale electricity market, while approximately 42% of its revenue is derived from a PPA with CEMSA set to expire in July 2005 and approximately 14% of its revenue is derived from six PPAs with Arcor set to expire in July 2004. GMSA obtains its fuel requirements under a gas supply agreement set to expire in December 2004.

                  MEC's generation facility was developed on a build, own, operate and transfer basis under a 20-year Energy Conversion Agreement that expires in January 2019, at which time MEC must transfer its facility to the Guam Power Authority free of charge.

B.       PROJECTIONS AND VALUATION

         1.       PROJECTIONS

                  In conjunction with formulating the Plan, as set forth on Appendix K: "Prisma Financial Projections - 2004-2006", financial projections have been prepared for Prisma for the three years ending December 31, 2006. The projections are based on a number of assumptions made with respect to the future operations and performance of Prisma and should be reviewed in conjunction with a review of the principal assumptions set forth on Appendix K: "Prisma Financial Projections - 2004-2006". While the projections were prepared in good faith and the Debtors believe the assumptions, when considered on an overall basis, to be reasonable in light of the current circumstances, it is important to note that the Debtors can provide no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect Prisma's financial results.

         2.       VALUATION

                  Also in conjunction with formulating the Plan, the Debtors determined that it was necessary to estimate the post-confirmation equity value of Prisma. Accordingly, Blackstone and the Debtors formulated such a valuation, which is utilized in the Blackstone Model. Such valuation is based, in part, on the financial projections prepared by Prisma management and included in Appendix
K: "Prisma Financial Projections - 2004-2006". This valuation analysis was used, in part, for the purpose of determining the value of Prisma to be distributed to Creditors pursuant to the Plan and to analyze the relative recoveries to creditors under the Plan.

It is important to note that the valuation assumes that all assets contemplated for transfer to Prisma are in fact transferred. If for any reason one or more assets are not transferred to Prisma, or one or more additional assets are transferred to Prisma, then the value could fluctuate and such fluctuations could be material.

                  a. ESTIMATED VALUE. Based upon the methodology described below, the Blackstone Model utilizes an estimated equity value of $815 million, as the mid-point within a valuation range of $713 million to $918 million for Prisma at December 31, 2003. Therefore, assuming 40 million shares of new Prisma Common Stock will be issued and distributed to or on behalf of Creditors pursuant to the Plan, the value of such stock is estimated to range from $17.83 to $22.95 per share; provided, however, that such estimate does not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by Prisma. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. In addition, the valuation of Prisma does not include the anticipated costs associated with the voluntary termination of the ENE Cash Balance Plan. The estimated value is based upon a variety of assumptions, as referenced below under "Variances and Risks," deemed appropriate under the circumstances. The estimated value per share of the Prisma Common Stock may not be indicative of the price at which the Prisma Common Stock will trade when and if a market for the Prisma Common Stock develops, which price could be lower or higher than the estimated value of the Prisma Common Stock. Moreover, management of Prisma believes that there could be a material increase in value if (i) the markets view Prisma as a publicly-traded enterprise comprised of a portfolio of international assets with favorable access to the debt and equity capital markets, rather than, due to the limited availability of comparable companies and transactions, as a collection of discretely valued assets, and (ii) the market environment for international assets recovers. There can be no assurance that the Prisma Common Stock will subsequently be purchased or sold at prices comparable to the estimated values set forth above or that the value of Prisma Common Stock will increase. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of numerous risk factors that could affect Prisma's financial results.

                  b. METHODOLOGY. A modified discounted cash flow analysis ("Modified DCF") was the primary method used to derive the reorganization value of Prisma based on the financial projections prepared by the Debtors' and Prisma's management. Prisma's management and Blackstone reviewed and evaluated data for possible use in connection with several alternative valuation techniques, including comparable company or transaction multiple methodologies. In addition, where there were prior marketing processes for certain of the Prisma Assets, the results of such processes were examined. These alternative valuation methodologies were ultimately deemed to be of limited applicability for purposes of valuing the Prisma Assets, as well as Prisma in its entirety, considering the limited availability of comparable companies and transactions in the subject industry and geographic markets.

                  The Modified DCF approach involves deriving the unlevered free cash flows that the Prisma Assets would generate assuming a set of financial projections are realized. Financial projections were prepared by Prisma management to reflect the most likely cash flows available to Prisma in respect of its interests in the Prisma companies, adjusted for the probability that certain material impacts to such cash flows occur. The cash flows for each of the Prisma Assets are discounted at the respective assets' estimated post-restructuring cost of capital to determine an aggregate, "pre-corporate" asset value for Prisma. The cost of capital is derived for each of Prisma's Assets based upon a Capital Asset Pricing Model, utilizing inputs appropriate to each asset's market, size, leverage and other factors. Prisma's projected unallocated corporate expenses are then discounted and deducted from the aggregate pre-corporate value of Prisma's Assets to arrive at a total enterprise and equity value for Prisma. All such discounted cash flows are discounted to December 31, 2003, while projected calendar year 2003 cash and cash flows inuring to the Prisma companies are also reflected in enterprise and equity value and are undiscounted for purposes of this analysis.

                  c. VARIANCES AND RISKS. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for a discussion regarding the potential for variance from the projections and valuation described above and Section XIV., "Risk Factors and Other Factors to be Considered" in general for a discussion of the risks associated with Prisma.

                  ESTIMATES OF VALUE DO NOT PURPORT TO BE APPRAISALS NOR DO THEY NECESSARILY REFLECT THE VALUE THAT MAY BE REALIZED IF ASSETS ARE SOLD. ESTIMATES OF VALUE REPRESENT HYPOTHETICAL ENTERPRISE VALUES ASSUMING THE IMPLEMENTATION OF THE BUSINESS PLAN AS WELL AS OTHER SIGNIFICANT ASSUMPTIONS. SUCH ESTIMATES WERE DEVELOPED SOLELY FOR PURPOSES OF FORMULATING AND NEGOTIATING A CHAPTER 11 PLAN FOR THE DEBTORS AND ANALYZING THE PROJECTED RECOVERIES THEREUNDER. THE ESTIMATED EQUITY VALUE IS HIGHLY DEPENDENT UPON ACHIEVING THE FUTURE FINANCIAL RESULTS SET FORTH IN THE PROJECTIONS AS WELL AS THE REALIZATION OF CERTAIN OTHER ASSUMPTIONS, WHICH ARE NOT GUARANTEED.

                  THE VALUATIONS SET FORTH HEREIN REPRESENT ESTIMATED VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE ASCRIBED IN THE ANALYSIS DOES NOT PURPORT TO BE AN ESTIMATE OF THE MARKET VALUE OF PRISMA STOCK DISTRIBUTED PURSUANT TO A CHAPTER 11 PLAN. SUCH VALUE, IF ANY, MAY BE MATERIALLY DIFFERENT FROM THE EQUITY VALUE RANGES ASSOCIATED WITH THE VALUATION ANALYSIS.

                  ADDITIONALLY, THE VALUES SET FORTH HEREIN ASSUME CERTAIN LEVELS OF TARIFFS OR RATES OF RETURN FOR THE CONSTITUENT ASSETS. SUCH RATES ARE HIGHLY REGULATED, SUBJECT TO PERIODIC CHANGES, AND IN CERTAIN CIRCUMSTANCES ARE THE OUTCOME OF POLITICAL PROCESSES IN THE SUBJECT JURISDICTIONS. THERE IS NO GUARANTEE THAT THE CURRENT RATE LEVELS WILL NOT CHANGE MATERIALLY IN THE FUTURE OR WILL PROVIDE ADEQUATE REIMBURSEMENT FOR THE SERVICES PROVIDED BY PRISMA. ANY SUCH CHANGES ARE ENTIRELY BEYOND PRISMA'S CONTROL AND MAY HAVE A MATERIAL ADVERSE IMPACT ON ACTUAL RESULTS. FURTHER, AS PRISMA OPERATES PRIMARILY IN FOREIGN JURISDICTIONS, SUCH POLITICAL PROCESSES OFTEN LEAD TO GREATER VOLATILITY IN REGULATORY OUTCOMES THAN MIGHT OCCUR IN THE UNITED STATES. ADDITIONALLY, OPERATIONS IN THE

EMERGING MARKETS ARE GENERALLY SUBJECT TO GREATER RISK OF GLOBAL ECONOMIC SLOWDOWN, POLITICAL UNCERTAINTY, CURRENCY DEVALUATION, EXCHANGE CONTROLS AND THE ABILITY TO ENFORCE AND DEFEND LEGAL AND CONTRACTUAL RIGHTS THAN ARE DOMESTIC COMPANIES. SUCH RISK FACTORS MAY ALSO HAVE A MATERIAL ADVERSE IMPACT ON PRISMA'S ACTUAL RESULTS.

                  PRISMA OPERATES IN HEAVILY REGULATED INDUSTRIES IN DIVERSE COUNTRIES, INCLUDING EMERGING MARKETS. CHANGES TO THE CURRENT REGULATORY OR POLITICAL ENVIRONMENT IN THESE COUNTRIES MAY HAVE A MATERIAL ADVERSE IMPACT ON PRISMA'S ACTUAL RESULTS. FOR FURTHER DISCUSSION ON THESE AND OTHER RISKS ATTENDANT WITH PRISMA, REFER TO THE ENTIRETY OF SECTION X., "PRISMA ENERGY INTERNATIONAL INC." AND SECTION XIV., "RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED".

C.       LEGAL PROCEEDINGS

                  Certain of the businesses to be transferred to Prisma are currently involved either as plaintiffs or defendants in pending arbitrations or civil litigation. Those arbitrations or civil litigations that may be material to the businesses are identified below. In addition to these arbitrations or civil litigations, certain of the businesses are involved in regulatory or administrative proceedings. Refer to Section X.A., "Business" for further information about regulatory or administrative proceedings that may be material.

         1.       ACCROVEN

                  a. TECNOCONSULT CONSTRUCTOR BARCELONA S.A. (TECNOCONSULT) V. ACCROVEN (NO. 27436, CARACAS 10TH COMMERCIAL & CIVIL COURT OF THE JUDICIAL CIRCUIT OF THE METROPOLITAN AREA). In May 2002, Tecnoconsult, a subcontractor to Consorcio Tecron, sued Accroven on its own behalf and as an assignee of another subcontractor Moinfra S.A. for approximately $1.8 million in alleged unpaid costs and fees for the construction of the Accroven facilities. Accroven maintains that it is not liable for the claims because it was never in privity with Tecnoconsult or Moinfra. Tecnoconsult obtained an order to attach Accroven assets, however, Accroven posted a bond to preclude such attachment and such bond was accepted by the court. No date has been set for Accroven to answer the substantive allegations of the complaint. Settlement discussions are ongoing.

                  b. TECNOCONSULT CONSTRUCTOR BARCELONA S.A. (TECNOCONSULT) V. ACCROVEN (CARACAS 11TH COMMERCIAL & CIVIL COURT OF THE JUDICIAL CIRCUIT OF THE METROPOLITAN AREA). Consorcio Tecron and nine other subcontractors have also alleged that Accroven owes them unpaid costs and fees for the construction of the Accroven facilities. In June 2003, Accroven settled with the nine subcontractors for approximately $2.1 million. In July 2003, Tecnoconsult filed suit against Accroven, asserting that Consorcio Tecron assigned to it claims for approximately $2 million. Accroven has not yet been served with the suit, but expects to assert similar defenses in this action. Settlement discussions are ongoing.

         2.       TRANSREDES

                  a. CNA INSURANCE COMPANY (EUROPE) LTD. AND LABOLIVIANA CUACRUZ DE SEGUROS Y REASSEGUROS, ET AL. V. TRANSREDES (LONDON COMMERCIAL COURT). Transredes's OSSA II pipeline suffered a perforation in January 2000, which caused an estimated 29,000 barrels of oil to be spilled into the Desaguadero River near the village of Calacoto. Transredes presented a claim for approximately $50 million in clean-up and third-party liability costs that it incurred, paid, and recorded in its financials to its insurer, LaBoliviana. In March 2000, CNA, a reinsurer to LaBoliviana, filed an action in London Commercial Court to avoid the reinsurance policy. CNA and other reinsurers have since also alleged that the loss is not covered. LaBoliviana has adopted that allegation. Brokers have been joined to the action. The parties participated in a court-ordered mediation on October 23, 2003.

                  b. CAROLINA ORTIZ PAZ V. TRANSREDES S.A. (SANTA CRUZ 6TH CIVIL COURT, BOLIVIA). In December 2002, Carolina Ortiz Paz filed a civil action for $10 million in damages against Transredes claiming diminution of property value and lost opportunity to develop her real estate project because the ONSZ-2 Transredes line crosses her property. Transredes is vigorously defending the suit and has sought to join state-owned YPFB to the action, which Transredes argues is liable for any failure to obtain and present titles of easement to the disputed property. On October 14, 2003, Transredes was notified of the lower court's determination that Transredes was liable for unspecified damages to the plaintiff. Transredes has appealed this decision as well as the lower court's denial of Transredes's motion to join YPFB. Since the ruling, the lower court judge has been suspended indefinitely due to criminal allegations unrelated to this case.

         3.       CENTRAGAS

                  a. CENTRAGAS V. ECOGAS AND ECOPETROL (ICC ARBITRATION, PARIS, FRANCE). In July 2001, Centragas initiated an ICC arbitration against Ecogas and Ecopetrol, Colombian government state enterprises. Centragas seeks to recover compensation from Ecogas and/or Ecopetrol in an unspecified amount for costs incurred as a result of a change in Colombian tax laws, which increased Centragas's tax liability. Centragas also seeks to clarify disputes over the quality of the gas transported through Centragas's pipeline and to receive payment for the construction of a facility to filter the gas transported through the pipeline. In May 2003, the Arbitral Tribunal issued an interim award holding that it has jurisdiction over the disputes. Centragas subsequently asked the Tribunal to take jurisdiction over a smaller dispute relating to changes in the tax law that arose in 2003. At present, briefing is expected to close in March 2004.

         4.       ELEKTRO

                  a. ELEKTRO V. FEDERAL TAX AUTHORITY (13TH FEDERAL COURT SAO PAULO) (PIS). On August 3, 1999, Elektro filed an action seeking to enjoin the Brazilian Federal Tax Authority from increasing the tax basis for Elektro's social integration taxes (PIS). The lower court granted a preliminary, and then a permanent, injunction to Elektro. An appeal is pending. If Elektro does not prevail, it will be required to pay additional social integration taxes of over approximately $5 million (as of October 1, 2003).

                  b. ELEKTRO V. FEDERAL TAX AUTHORITY (23RD FEDERAL COURT SAO PAULO) (COFINS). On August 3, 1999, Elektro filed an action seeking to enjoin the Brazilian Federal Tax Authority from increasing the tax basis for Elektro's social security contribution (COFINS). The lower court granted a preliminary, and then a permanent, injunction to Elektro. An appeal is pending. If Elektro does not prevail, it will be required to pay additional social security contribution taxes of approximately $19 million (as of October 1, 2003).

                  c. ELEKTRO V. NATIONAL ELECTRICITY REGULATOR (ANEEL) (XXI FEDERAL COURT, BRASILIA CIRCUIT). In order to force ANEEL to implement a mechanism to track the quotas collected under the Energy Development Act and to include such quotas in its pass-through tariffs (as contemplated by the Act), Elektro filed an action seeking to enjoin ANEEL from collecting approximately $2.7 million (as of June 30, 2003) in quotas. ANEEL subsequently instituted a mechanism to track the quotas and to include them in its pass-through tariffs. The case has therefore been closed and Elektro has paid the quotas.

                  d. ELEKTRO V. SAO PAULO TAX AUTHORITY (5TH STATE COURT SAO PAULO). Elektro filed a lawsuit in state court to obtain a legal determination of the proper methodology for the calculation of ICMS (a Value Added Tax), which is levied at the state level. On September 1, 2003, the appeals court (the 10th Court of the Public Treasury) granted an injunction prohibiting the Brazilian fiscal authorities from levying any fines or penalties against Elektro for its calculation of the ICMS tax or from making any corrections to such calculation until the merits of the case have been decided.

                  There can be no assurance that the case will ultimately be decided in Elektro's favor. Since privatization, Elektro has calculated ICMS based on measured capacity of electric energy. This was the calculation utilized by CESP, Elektro's state-owned predecessor, and is based on legal grounds established by several pre- and post-privatization opinions, as well as legal precedent. Other LDCs calculate the ICMS tax based on contracted demand, independent of actual energy consumption, which results in a greater tax burden to the end-user and a larger tax base for the state. This situation was identified in an on-going informal monitoring process by the state authorities that was initiated in early 2002, but no formal notification from the authorities has been received. Total exposure to Elektro in the event of an unfavorable finding is approximately $6 million (as of October 1, 2003), which includes interest, but assumes no penalties.

                  e. CRIMINAL INVESTIGATIONS. The Brazilian Penal Code requires a criminal investigation upon an occurrence alleged to cause physical damage, death, or environmental damage in the concession area. Once completed, the investigating body submits a report to the Criminal Court for review by a Public Attorney who may (i) request a criminal proceeding; (ii) request further investigation; or (iii) recommend that the matter be closed. There are currently 40 such investigations underway relating to accidents that occurred in the Elektro concession area, environmental damage, and other claims. Additionally, one investigation is pending regarding a controversy in calculation of payment of ICMS, a state tax collected by the LDCs from their consumers. In the four years since the concession was granted, no investigation has resulted in a formal criminal charge or prosecution.

         5.       CUIABA

                  a. EMPRESA PRODUTORA DE ENERGIA LTDA. (EPE) V. AGF BRAZIL SEGUROS S.A. (AGF) (SAO PAULO CIVIL COURT). In August 2002, EPE filed suit against AGF, a Brazilian insurance company, to recover approximately $30 million in insurance proceeds for business interruption and material damages resulting from a turbine failure at its power plant in Cuiaba. AGF has denied coverage on various grounds, including that EPE knew of, prior to the policy inception, material defects in the blades that led to the failure. EPE denies this contention and intends to vigorously pursue its rights against AGF.

                  b. GASOCIDENTE DO MATO GROSSO LTDA. (GASMAT) V. AGF BRAZIL SEGUROS S.A. (AGF) (SAO PAULO CIVIL COURT). In August 2002, GasMat filed suit against AGF to recover approximately $4 million in insurance proceeds for contingent business interruption resulting from the turbine failure at the EPE power plant in Cuiaba. AGF has denied coverage. An initial hearing was held in the case on November 5, 2003. GasMat intends to vigorously pursue its rights against AGF.

                  c. GAS ORIENTE BOLIVIANO LTDA. (GASBOL), SOUTHERN CONE GAS LTD. (SCG), AND TRANSBORDER GAS SERVICES LTD. (TBS) V. LA BOLIVIANA CIACRUZDE SEGUROS Y REASEGUROS, INTERNATIONAL OIL INSURERS (IOI) AND FOLLOWING REINSURERS (LONDON COURT OF INTERNATIONAL ARBITRATION). In August 2003, GasBol, SCG, and TBS filed a demand for arbitration against La Boliviana, IOI (lead reinsurer), and following reinsurers to recover approximately $13 million in insurance proceeds for contingent business interruption resulting from the turbine failure at the EPE power plant in Cuiaba. The insurers have denied coverage. GasBol, SCG, and TBS intend to vigorously pursue their rights.

         6.       BLM

                  a. As a result of the enactment by the Ente Regulador Servicios Publicos of Panama of Resolution JD-1700, which effectively reduced the volume of energy that distribution companies were obligated to purchase under BLM's existing PPAs, BLM experienced a decrease in revenues. As a result, BLM has initiated several arbitral and judicial proceedings in Panama against Ente Regulador, the Government of Panama, and one of BLM's power purchasers, in an effort to obtain restitution of lost revenues totaling in excess of $8.5 million. These cases are still pending.

                  b. In other proceedings, BLM has filed claims challenging the Ente Regulador's implementation of Resolutions JD-3797 and JD-3920, which require BLM to reissue invoices under its PPAs utilizing a new pricing parity index for fuel established by the Panama Ministry of Commerce & Industry. This action by Ente Regulador had the effect of adjusting downward the fuel component of the price of energy under BLM's PPAs for a five-month period. The amount currently in dispute is approximately $1.7 million.

                  c. BAHIA LAS MINAS CORP., ASEGURADORA MUNDIAL, S.A. V. COX INSURANCE HOLDINGS, PLC, ET AL. (NO. 6-02-453, U.S. DISTRICT COURT, SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION). BLM filed suit in 2002 in the U.S. District Court for the Southern District of Texas in Galveston against a consortium of reinsurers led by Cox Insurance Holdings to recover in excess of $5 million in extra-contractual damages, insurance proceeds for property damage and interruption of service, prejudgment interest, and attorneys' fees resulting from a lightning strike. The suit was transferred to Houston. After mediation on August 7, 2003, BLM settled with AIG, though not with any of the other carriers. The remaining insurers have filed a motion to dismiss for lack of subject matter jurisdiction in the federal court action, and have filed a declaratory judgment action in state court seeking a ruling that coverage does not exist under BLM's policy. The state court action has been assigned to the Honorable Judge Levi Benton in the District Court for Harris County, Texas.

         7.       ENS

                  a. POLSKIE GORNICTWO NAFTOWE I GAZOWNICTWO, S. A. (PGNIG) V. ELEKTROCIEPLOWNIA NOWA SARZYNA SP. Z O. O. (ENS) (NO. VI GCO 56/03, CIRCUIT COURT, 6TH COMMERCIAL DIVISION, RZESZOW, POLAND). In March 2003, PGNiG filed an application for injunction against ENS to secure approximately $9 million in claims under the long-term gas supply contracts between the parties. The underlying disputes began in mid-2000 when the Polish government instituted a new regulatory scheme for gas prices. ENS contended that the prices PGNiG could charge it for gas supplies could not exceed the prices found in PGNiG's approved tariff. PGNiG, on the other hand, claimed it was entitled to charge ENS the higher prices under the gas supply agreements. The parties signed a settlement agreement on August 1, 2003. Pursuant to the settlement, PGNiG waived its claims against ENS and filed a petition with the court to discontinue the injunction proceedings. The court has approved the petition and the case has been dismissed. As part of the settlement, the parties agreed that from January 1, 2003 going forward ENS will pay for gas according to PGNiG's approved tariff.

         8.       SECLP

                  SECLP is a defendant in several legal proceedings in the Dominican Republic, including:

                  a. Five lawsuits brought between 2000-2003 by approximately 200 residents and businesses against SECLP and Smith Cogeneration International, Inc., alleging that the operation of the Puerto Plata power plant damaged property values in their community of Costambar. Damages are unspecified and no trial date has been set. A hearing regarding consolidation of the five suits was held on October 21, 2003; however, the hearing was continued until November 20, 2003 because the plaintiffs did not properly summon World Bank and International Finance Corporation before the court. In addition to hearing the motion regarding consolidation, the court is also likely to hear various discovery motions and procedural motions at the November 20, 2003 hearing.

                  b. An arbitration proceeding brought by an operator of a hotel alleging SECLP breached a settlement agreement arising from a nuisance dispute related to operation of the Puerto Plata power plant. The plaintiff obtained an award of DOP187,000,000 (approximately $6 million) plus interest. SECLP has appealed the award on several grounds, including that the arbitration panel did not proceed properly.

                  c. A lawsuit filed in 2001 against CDC, CDCB, SECLP and five other defendants in which the plaintiff seeks to recover approximately DOP500,000,000 (approximately $15.6 million) from CDC that it claims CDC wrongfully dispersed to SECLP and the other defendants. SECLP is not a party to the agreement between CDC and the plaintiff that is the subject of the lawsuit, and has filed a motion to be dismissed from the case.

                  d. Several lawsuits filed by Montecristi Corp. in 1998 against SECLP, Smith Cogeneration Management, and Smith Cogeneration International, and Don Smith claiming breach of an alleged joint venture agreement related to the plaintiff's participation in the Puerto Plata power plant project. At the time the suits were filed, plaintiff sought approximately $15 million in damages, the enforcement of the alleged joint venture agreement and the appointment of a judicial administrator to operate the power plant until the matter was resolved. Based on a prior settlement and release, a court in New York enjoined the plaintiff from prosecuting the action against the defendants in the Dominican Republic. To date, the Dominican courts have declined to recognize the injunction or to halt the cases pending in the Dominican Republic, and SECLP has appealed to the Dominican Supreme Court.

D.       DIRECTORS

                  On the Effective Date, Prisma's board of directors will consist of individuals designated by the Debtors, after consultation with the Creditors' Committee, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one
(1) or more persons selected to serve, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected or disclosed prior to the Confirmation Hearing. Thereafter, the terms and manner of selection of directors of Prisma shall be as provided in Prisma's organizational documents, as the same may be amended. Each director will serve until a successor is elected and qualified or until his or her earlier resignation or removal.

                  Set forth below is biographical information for five individuals who are expected to be members of Prisma's board of directors on the Effective Date. Each of these directors have held their position at Prisma since Prisma's formation or shortly thereafter. Currently there is an interim management team in place for Prisma.

         1.       RON W. HADDOCK

                  Ron W. Haddock, 63, is executive chairman of Prisma and an employee of an affiliate of Prisma. He was president and CEO of FINA, Inc. from 1989 until 2000. He joined FINA in Dallas in 1986 as executive vice president and chief operating officer. Prior to joining FINA, Mr. Haddock was with Exxon for 23 years in various engineering and management positions, including vice president and director of Exxon's operations in the Far East, executive assistant to the chairman, vice president of refining, and general manager of corporate planning. Mr. Haddock currently also serves on the boards of ENE (post-bankruptcy), Elektro, Alon Energy USA, Southwest Securities, Adea Solutions, Safety Kleen and SepraDyne. Mr. Haddock has a degree in mechanical engineering from Purdue University. He is a resident of Dallas.

         2.       JOHN W. BALLANTINE

                  John W. Ballantine, 57, has been a private investor since 1998, when he left First Chicago NBD Corporation/The First National Bank of Chicago as its Chief Risk Management Officer and Executive Vice President. During his career with First Chicago, Mr. Ballantine held senior positions including head of international banking, head of New York banking, and Chief Credit and Market Risk Officer. He currently also serves on the boards of ENE (post-bankruptcy), Scudder Funds, FNB Corporation, First Oak Brook Bancshares and the Oak Brook Bank and American Healthways. Mr. Ballantine has a bachelor's degree from Washington and Lee University and an MBA from the University of Michigan, Ann Arbor. He is a resident of Chicago.

         3.       PHILIPPE A. BODSON

                  Philippe A. Bodson, 58, has experience as a chief executive officer for utility and industrial concerns with international activities, including Glaverbel from 1980-1989, Tractebel from 1989-1999 and Lernout & Hauspie (post-bankruptcy) in 2001. Mr. Bodson also has extensive board experience, including serving as a director for Glaverbel, Diamond Boart, Societe Generale, Fortis, and British Telecom Belgium. Mr. Bodson has a degree in civil engineering from the University of Leige in Belgium and a master's degree in business administration from INSEAD. He is a resident of Brussels, Belgium.

         4.       LAWRENCE S. COBEN

                  Lawrence S. "Larry" Coben, 45, is the senior principal of Sunrise Capital Partners. 1 Mr. Coben previously served as chief executive officer of Bolivian Power Company, Ltd., managing director of Liberty Power Corp., Chairman of Recovery Corporation of America and senior vice president of Catalyst Energy Corporation. He is president of the board of directors of New York Stage and Film, a director of the Bolivian-American Chamber of Commerce and co-chairman of the Lieberman 2004 National Energy Policy Committee. Mr. Coben has a bachelor's degree in economics from Yale University and a juris doctorate degree from Harvard Law School Mr. Coben also has a master's degree and is completing a doctorate in anthropology from the University of Pennsylvania. He is a resident of New Hampshire.

         5.       DR. PAUL K. FREEMAN

                  Dr. Paul K. Freeman, 53, has been a consultant since 1998 to international financial institutions on designing strategies for developing countries to cope with natural disasters. During that same period, Dr. Freeman variously served as adjunct professor at the University of Denver, visiting research fellow at Oxford University, project leader at the International Institute for Applied Systems Analysis and lecturer at the University of Vienna. Dr. Freeman was chief executive of the ERIC Companies, an environmental risk management firm, from 1985-1998 and a practicing attorney specializing in international law from 1975-1985. He currently serves on the corporate advisory board of the Wharton School Risk and Decision Process Center at the University of Pennsylvania and the board of trustees of the Scudder Mutual Funds. Dr. Freeman has a bachelor's degree in economics from the University of Denver, juris

------------------

40       Sunrise Capital Partners is an affiliate of Houlihan Lokey Howard &
Zukin, financial advisors to the Creditors' Committee.

doctorate degree from Harvard Law School, and a doctorate in economics from the University of Vienna. He is a resident of Denver.

E.       PRISMA CONTRIBUTION AND SEPARATION AGREEMENT

                  It is contemplated that the Prisma Enron Parties will contribute the Prisma Assets to Prisma at one or more closings in exchange for shares of Prisma common stock commensurate with the value of such Prisma Assets and in accordance with the Prisma Contribution and Separation Agreement.

         1. PRISMA ASSETS TO BE CONTRIBUTED. ENE will have the sole discretion, subject to the consent of the Creditors' Committee or as otherwise provided in the Contribution and Separation Agreement (as applicable, for purposes of this section only, the "Requisite Consent"), to select the Prisma Assets to be contributed at any closing, to rescind Prisma Assets that have been contributed or to add to or subtract from the Prisma Assets available for contribution, including the addition or deletion of Prisma Enron Parties, if necessary, at any time until the Prisma Distribution Date or the Prisma Sale Date.

         2. CHANGE IN RELATIVE VALUE OF ANY PRISMA ASSETS. In the event of any change, circumstance or event that could be considered to have materially changed the estimated value of any of the Prisma Assets contemplated to be transferred to Prisma relative to the estimated value of all of the Prisma Assets that have been or are contemplated to be contributed to Prisma, ENE contemplates that it may in its reasonable discretion, subject to the Requisite Consent, reallocate the Prisma Shares to be issued in exchange for any of the Prisma Assets so impacted to reflect such change in estimated values.

         3. CONSENTS. Each of the Prisma Enron Parties and Prisma are expected to covenant to cooperate and to use commercially reasonable efforts to obtain certain consents, orders and permits deemed advisable to obtain prior to the consummation of any contribution, the Prisma Distribution Date or the Prisma Sale Date; provided that Enron shall have sole discretion, subject to the Requisite Consent, to contribute Prisma Assets or to consummate the Prisma Distribution or the Prisma Sale in the absence of any such consents, orders and permits. Refer to Section X.A.2., "Risk Factors" and Section XIV.I.5.a., "Contractual and Regulatory Disputes" for additional information.

         4. ACTIONS WITH RESPECT TO THE PRISMA DISTRIBUTION. ENE contemplates the eventual distribution to creditors of the capital stock of the Prisma Distributing Company, and the following actions to be taken by Prisma and the Prisma Enron Parties to effectuate such Prisma Distribution:

                  a. each Prisma Enron Party and Prisma, subject to the Requisite Consent, will take necessary actions to conform the organizational documents and capital structure of the Prisma Distributing Company as necessary to effectuate the Prisma Distribution;

                  b. to the extent provided in the Plan, on the Prisma Distribution Date, the shares of Prisma common stock held by the Prisma Enron Parties will be cancelled or assigned to the Prisma Distributing Company, if applicable;

                  c. Prisma will and, if applicable, the Prisma Enron Parties will cause the Prisma Distributing Company to issue the number of shares of its capital stock required by the Plan and take all actions necessary to ensure that those shares are duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights; and

                  d. as soon as practicable, Prisma will and, if applicable, the Prisma Enron Parties will cause the Prisma Distributing Company to, prepare, file and use reasonable best efforts to have declared effective by the SEC a registration statement on Form 10, take such other actions as may be necessary to register the Prisma Common Stock (or any applicable Prisma Distributing Company stock) under Section 12(b) or 12(g) of the Securities Exchange Act, and prepare, file, and use reasonable best efforts to have approved, an application for listing such capital stock to be distributed pursuant to the Plan on a national securities exchange or quoted in one of the NASDAQ markets, subject to official notice of distribution, in each case, as may be more fully described in the Plan.

         5.       INDEMNIFICATION.

                  a. GENERAL INDEMNIFICATION. The Prisma Contribution and Separation Agreement may contain certain limited indemnity obligations. Prisma and ENE may indemnify the Enron Indemnified Parties and the Prisma Indemnified Parties, respectively, against any liabilities resulting from third party claims caused by a material breach by such party of the Prisma Contribution and Separation Agreement occurring after the initial contribution. If such indemnification is provided, it is expected that each party's obligation to indemnify pursuant to the general indemnification will terminate upon the Prisma Distribution Date or the Prisma Sale Date, as the case may be, except for the obligation to indemnify against liabilities arising out of a material breach of a covenant in the Prisma Contribution and Separation Agreement that by its terms contemplates performance after such date, which shall survive for thirty (30) days following the expiration of the applicable period of time set forth therein. The Prisma Contribution and Separation Agreement may also provide for certain tax and employee benefits indemnification.

                  b. If provided, the obligation of ENE and its affiliates, on the one hand, and Prisma, on the other hand, to indemnify the Prisma Indemnified Parties and the Enron Indemnified Parties, respectively, is expected to be capped at a fixed aggregate dollar amount.

         6. TERMINATION. It is expected that ENE will have the right, in its discretion, subject to the Requisite Consent, to terminate the Prisma Contribution and Separation Agreement at any time prior to the initial contribution.

         7. CERTAIN GOVERNANCE PROVISIONS. From the date of the Prisma Contribution and Separation Agreement until the Prisma Distribution Date or the Prisma Sale Date, it is contemplated that Prisma shall be prohibited from taking certain specified actions without the approval of ENE, which may include:

                  a. disposing of any capital stock held directly or indirectly by Prisma in any subsidiary of Prisma or any other company that constitutes a Prisma Asset or selling any significant portion of the assets of Prisma or such companies;

                  b. entering into any new lines of business or changing the fiscal year;

                  c. establishing or modifying significant accounting methods, practices or policies or significant tax policies;

                  d. registering securities of Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset for issuance under U.S. federal or state securities laws or the laws of any foreign jurisdiction;

                  e. issuing any capital stock of Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset, or any securities convertible into, or exercisable or exchangeable for, capital stock of Prisma or such companies;

                  f. creating or assuming any indebtedness for borrowed money, in excess of certain limitations, for Prisma, any subsidiary of Prisma and any other company that constitutes a Prisma Asset, except for renewals, roll-overs or refinancings of existing indebtedness;

                  g. adopting or materially amending any equity-based bonus or employee benefit plan or program;

                  h. incurring (x) any non-maintenance capital expenditures, or commitments to make non-maintenance capital expenditures, in excess of certain limitations, or (y) annual maintenance capital expenditures, or commitments to make annual maintenance capital expenditures, in excess of certain limitations, in each case, by Prisma, the subsidiaries of Prisma and any other company that constitutes a Prisma Asset;

                  i. compromising or settling any litigation or proceeding in excess of a specified amount;

                  j. entering into any joint venture, partnership, merger or other business combination transaction;

                  k. amending in any manner the organizational or governing documents of Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset; or

                  l. commencing or joining in any voluntary or involuntary bankruptcy or insolvency filing against Prisma, any subsidiary of Prisma or any other company that constitutes a Prisma Asset.

         8. OTHER COVENANTS. It is expected that the Prisma Contribution and Separation Agreement will also contain additional covenants, including covenants regulating the conduct of business pending any closing of the contemplated transactions, the preservation of records, the treatment of confidential information, information reporting obligations, the resolution of certain intercompany account and guarantee issues and the ownership, investigation and disposal of any casualty insurance claims of any Prisma Assets.

                  It is contemplated that upon any written request of ENE (made with the Requisite Consent) to Prisma at any time prior to the Prisma Distribution Date or Prisma Sale Date, the board of directors of Prisma will commence an auction process for the sale of, or other recapitalization or financing transaction with respect to, certain of its businesses or assets, subject to ENE approval of, and the Requisite Consent to, the terms and conditions of any such transaction.

         9. CONDITIONS TO CLOSINGS. In addition to customary conditions to the obligations of the parties, including the representations and warranties being true and correct in all material respects, the absence of any serious legal impediment to any closing, absence of material breaches of the Prisma Contribution and Separation Agreement, performance of all covenants and agreements and the delivery of all closing documentation, it is expected that the obligation of the parties under the Prisma Contribution and Separation Agreement upon any closing of a contribution of Prisma Assets will be further conditioned upon (i) the release of all liens imposed on the Prisma Assets in connection with the Second Amended DIP Credit Agreement, (ii) the Bankruptcy Court's approval of the Prisma Contribution and Separation Agreement (and ancillary agreements, if any) and (iii) the Prisma Distribution or the Prisma Sale not having occurred.

F.       EQUITY COMPENSATION PLAN

                  Following confirmation of the Plan, in order to attract, retain and motivate highly competent persons as key employees and/or directors of Prisma, Prisma expects to adopt a long-term equity incentive compensation plan providing for awards to such individuals. It is anticipated that the Compensation Committee of Prisma's Board of Directors will determine the specific terms of any grants made under such plan and will provide grants of awards designed to focus equity compensation on performance and alignment with shareholders interests; provided, however, that shares reserved for the plan will not exceed 10% of the Prisma Common Stock to be issued pursuant to the Plan, with projected annual share usage under the plan not exceeding 2%.

             XI. THE LITIGATION TRUST AND SPECIAL LITIGATION TRUST

         CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

A.       THE LITIGATION TRUST

         1.       ESTABLISHMENT OF THE TRUST

                  On the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180 shall execute the Litigation Trust Agreement and shall take all other steps necessary to establish the Litigation Trust. On the Effective Date, and in accordance with and pursuant to the terms of Section 22.4 of the Plan, the Debtors shall transfer to the Litigation Trust all of their right, title, and interest in the Litigation Trust Claims. In connection with the above-described rights and causes of action, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) shall be transferred to the Litigation Trust and shall vest in the Litigation Trustee and its representatives, and the Debtors, the Debtors in Possession and the Litigation Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges.

         2.       PURPOSE OF THE LITIGATION TRUST

                  The Litigation Trust shall be established for the sole purpose of liquidating its assets, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

         3.       FUNDING EXPENSES OF THE LITIGATION TRUST

                  In accordance with the Litigation Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Litigation Trust.

         4.       TRANSFER OF ASSETS

                  a. The transfer of the Litigation Trust Claims to the Litigation Trust shall be made, as provided in the Plan, for the ratable benefit of the holders of Allowed Claims in Classes 3 through 180, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 180, the Litigation Trust Claims shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, the Debtors shall transfer such Litigation Trust Claims to the Litigation Trust in exchange for Litigation Trust Interests for the ratable benefit of holders of Allowed Claims in Classes 3 through 180, in accordance with the Plan. Upon the transfer of the Litigation Trust Claims, the Debtors shall have no interest in or with respect to the Litigation Trust Claims or the Litigation Trust.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Litigation Trustee and the beneficiaries of the Litigation Trust) shall treat the transfer of assets to the Litigation Trust in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 180, followed by a transfer by such holders to the Litigation Trust and the beneficiaries of the Litigation Trust shall be treated as the grantors and owners thereof.

         5.       VALUATION OF ASSETS

                  As soon as possible after the Effective Date, but in no event later than thirty (30) days thereafter, the Litigation Trust Board shall inform, in writing, the Litigation Trustee of the value of the assets transferred to the Litigation Trust, based on the good faith determination of the Litigation Trust Board, and the Litigation Trustee shall apprise, in writing, the beneficiaries of the Litigation Trust of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Litigation Trustee and the beneficiaries of the Litigation Trust) for all federal income tax purposes.

         6.       LITIGATION; RESPONSIBILITIES OF LITIGATION TRUSTEE

                  a. The Litigation Trustee, upon direction by the Litigation Trust Board and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Litigation Trust, make timely distributions and not unduly prolong the duration of the Litigation Trust. The liquidation of the Litigation Trust Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Litigation Trustee, upon direction by the Litigation Trust Board, shall have the absolute right to pursue or not to pursue any and all Litigation Trust Claims as it determines is in the best interests of the beneficiaries of the Litigation Trust, and consistent with the purposes of the Litigation Trust, and shall have no liability for the outcome of its decision except for any damages caused by willful misconduct or gross negligence. The Litigation Trustee may incur any reasonable and necessary expenses in liquidating and converting the assets to Cash and shall be reimbursed in accordance with the provisions of the Litigation Trust Agreement.

                  b. The Litigation Trustee shall be named in the Confirmation Order or in the Litigation Trust Agreement and shall have the power
(i) to prosecute for the benefit of the Litigation Trust all claims, rights and causes of action transferred to the Litigation Trust (whether such suits are brought in the name of the Litigation Trust or otherwise), and (ii) to otherwise perform the functions and take the actions provided for or permitted in the Plan or in any other agreement executed by the Litigation Trustee pursuant to the Plan. Any and all proceeds generated from such claims, rights, and causes of action shall be the property of the Litigation Trust.

         7.       INVESTMENT POWERS

                  The right and power of the Litigation Trustee to invest assets transferred to the Litigation Trust, the proceeds thereof, or any income earned by the Litigation Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 22.8 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Litigation Trustee may expend the assets of the Litigation Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Litigation Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement; and, provided, further, that, under no circumstances, shall the Litigation Trust segregate the assets of the Litigation Trust on the basis of classification of the holders of Litigation Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

         8.       ANNUAL DISTRIBUTION; WITHHOLDING

                  The Litigation Trustee shall distribute at least annually to the holders of Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation,
(ii) to pay reasonable administrative expenses (including any taxes imposed on the Litigation Trust or in respect of the assets of the Litigation Trust), and
(iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Litigation Trust Interests held by a holder compared with the aggregate number of Litigation Trust Interests outstanding, subject to the terms of the Plan and the Litigation Trust Agreement. The Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         9.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Litigation Trustee of a private letter ruling if the Litigation Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Litigation Trustee), the Litigation Trustee shall file returns for the Litigation Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Litigation Trustee shall also annually send to each holder of a Litigation Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF LITIGATION TRUST TAXABLE INCOME. Allocations of Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Litigation Trust Interests, taking into account all prior and concurrent distributions from the Litigation Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Litigation Trust will be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Litigation Trust Claims. The tax book value of the Litigation Trust Claims for this purpose shall equal their fair market value on the Effective Date or, if later, the date such assets were acquired by the Litigation Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Litigation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Litigation Trust that are required by any governmental unit.

         10.      TRUST IMPLEMENTATION

                  On the Effective Date, the Litigation Trust shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 178. The Litigation Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Litigation Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Litigation Trustee and holders of Allowed Claims in Classes 3 through 180) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Litigation Trust.

         11.      REGISTRY OF BENEFICIAL INTERESTS

                  The Litigation Trustee shall maintain a registry of the holders of Litigation Trust Interests.

         12.      TERMINATION

                  The Litigation Trust shall terminate no later than the fifth
(5th) anniversary of the Effective Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Litigation Trust if it is necessary to the liquidation of the Litigation Trust Claims. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term.

         13.      NET LITIGATION TRUST RECOVERY/ASSIGNMENT OF CLAIMS

                  a. NET JUDGMENT. Notwithstanding anything contained in the Plan to the contrary, in the event that a defendant in a litigation brought by the Litigation Trustee for and on behalf of the Litigation Trust (i) is required by a Final Order to make payment to the Litigation Trust (the "Judgment Amount"), and (ii) is permitted by a Final Order to assert a right of setoff under section 553 of the Bankruptcy Code or applicable non-bankruptcy law against the Judgment Amount (a "Valid Setoff"), (y) such defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Valid Setoff and (z) none of the Litigation Trust, the holders or beneficiaries of the Litigation Trust Interests shall be entitled to assert a claim against the Debtors or the Reorganized Debtors with respect to the Valid Setoff.

                  b. ASSIGNMENT. Notwithstanding anything contained in the Plan to the contrary, in the event that a compromise and settlement of a Litigation Trust Claim or a Final Order with respect to a Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, for purposes of computing amounts of distributions, (i) such claim shall be deemed allowed in the amount determined by the Bankruptcy Court by Final Order, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Litigation Trust, (iii) the Disbursing Agent shall make distributions with respect to such Allowed Claims to the Litigation Trust and (iv) such defendant shall not be entitled to receive distributions from the Litigation Trust on account thereof.

                  c. MULTIPLE RECOVERIES. In the event that any avoidance or recovery action commenced in accordance with sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code is compromised and settled in connection with a Litigation Trust Claim, the proceeds of any recovery, waiver, subordination or disallowance resulting from such compromise and settlement shall be allocated first to the Debtor or Debtors entitled to recovery in accordance with Section 28.1 of the Plan and then to the Litigation Trust.

B.       THE SPECIAL LITIGATION TRUST

         1.       ESTABLISHMENT OF THE TRUST

                  On the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180 shall execute the Special Litigation Trust Agreement and shall take all other steps necessary to establish the Special Litigation Trust. On the Effective Date, and in accordance with and pursuant to the terms of Section 23.4 of the Plan, the Debtors shall transfer to the Special Litigation Trust all of their right, title, and interest in the Special Litigation Trust Claims. In connection with the above-described rights and causes of action, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Special Litigation Trust shall vest in the Special Litigation Trustee and its representatives, and the Debtors and the Special Litigation Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges.

         2.       PURPOSE OF THE SPECIAL LITIGATION TRUST

                  The Special Litigation Trust shall be established for the sole purpose of liquidating its assets, in accordance with Treasury Regulation
Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

         3.       FUNDING EXPENSES OF THE SPECIAL LITIGATION TRUST

                  In accordance with the Special Litigation Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Special Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Special Litigation Trust.

         4.       TRANSFER OF ASSETS

                  a. The transfer of the Special Litigation Trust Claims to the Special Litigation Trust shall be made, as provided in the Plan, for the ratable benefit of the holders of Allowed Claims in Classes 3 through 180, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 180, the Special Litigation Trust Claims shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, the Debtors shall transfer such Special Litigation Trust Claims to the Special Litigation Trust in exchange for Special Litigation Trust

Interests for the ratable benefit of holders of Allowed Claims in Classes 3 through 180, in accordance with the Plan. Upon the transfer of the Special Litigation Trust Claims, the Debtors shall have no interest in or with respect to the Special Litigation Trust Claims or the Special Litigation Trust.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Special Litigation Trustee and the beneficiaries of the Special Litigation Trust) shall treat the transfer of assets to the Special Litigation Trust in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 180, followed by a transfer by such holders to the Special Litigation Trust and the beneficiaries of the Special Litigation Trust shall be treated as the grantors and owners thereof.

         5.       VALUATION OF ASSETS

                  As soon as possible after the Effective Date, but in no event later than thirty (30) days thereafter, the Special Litigation Trust Board shall inform, in writing, the Special Litigation Trustee of the value of the assets transferred to the Special Litigation Trust, based on the good faith determination of the Special Litigation Trust Board, and the Special Litigation Trustee shall apprise, in writing, the beneficiaries of the Special Litigation Trust of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Special Litigation Trustee and the beneficiaries of the Special Litigation Trust) for all federal income tax purposes.

         6.       LITIGATION OF ASSETS; RESPONSIBILITIES OF SPECIAL LITIGATION
TRUSTEE

                  a. The Special Litigation Trustee, upon direction by the Special Litigation Trust Board and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Special Litigation Trust, make timely distributions and not unduly prolong the duration of the Special Litigation Trust. The liquidation of the Special Litigation Trust Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Special Litigation Trustee, upon direction by the Special Litigation Trust Board, shall have the absolute right to pursue or not to pursue any and all claims, rights, or causes of action, as it determines is in the best interests of the beneficiaries of the Special Litigation Trust, and consistent with the purposes of the Special Litigation Trust, and shall have no liability for the outcome of its decision except for any damages caused by willful misconduct or gross negligence. The Special Litigation Trustee may incur any reasonable and necessary expenses in liquidating and converting the assets to Cash.

                  b. The Special Litigation Trustee shall be named in the Confirmation Order or in the Special Litigation Trust Agreement and shall have the power (i) to prosecute for the benefit of the Special Litigation Trust all claims, rights and causes of action transferred to the Special Litigation Trust (whether such suits are brought in the name of the Special Litigation Trust or otherwise), and (ii) to otherwise perform the functions and take the actions provided for or permitted herein or in any other agreement executed by the Special Litigation Trustee pursuant to the Plan. Any and all proceeds generated from such claims, rights, and causes of action shall be the property of the Special Litigation Trust.

         7.       INVESTMENT POWERS

                  The right and power of the Special Litigation Trustee to invest assets transferred to the Special Litigation Trust, the proceeds thereof, or any income earned by the Special Litigation Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 23.8 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Special Litigation Trustee may expend the assets of the Special Litigation Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Special Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Special Litigation Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Special Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Special Litigation Trust Agreement; and, provided, further, that, under no circumstances, shall the Special Litigation Trust segregate the assets of the Special Litigation Trust on the basis of classification of the holders of Special Litigation Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

         8.       ANNUAL DISTRIBUTION; WITHHOLDING

                  The Special Litigation Trustee shall distribute at least annually to the holders of Special Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Special Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Special Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Special Litigation Trust or in respect of the assets of the Special Litigation Trust), and (iii) to satisfy other liabilities incurred or assumed by the Special Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Special Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Special Litigation Trust Interests held by a holder compared with the aggregate number of Special Litigation Trust Interests outstanding, subject to the terms of the Plan and the Special Litigation Trust Agreement. The Special Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Special Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         9.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Special Litigation Trustee of a private letter ruling if the Special Litigation Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Special Litigation Trustee), the Special Litigation Trustee shall file returns for the Special Litigation Trust as a grantor trust pursuant to Treasury Regulation
Section 1.671-4(a). The Special Litigation Trustee shall also annually send to each holder of a Special Litigation Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF SPECIAL LITIGATION TRUST TAXABLE INCOME. Allocations of Special Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Special Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Special Litigation Trust Interests, taking into account all prior and concurrent distributions from the Special Litigation Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Special Litigation Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Special Litigation Trust Claims. The tax book value of the Special Litigation Trust Claims for this purpose shall equal their fair market value on the Effective Date or, if later, the date such assets were acquired by the Special Litigation Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Special Litigation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Special Litigation Trust that are required by any governmental unit.

         10.      TRUST IMPLEMENTATION

                  On the Effective Date, the Special Litigation Trust shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 180. The Special Litigation Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Special Litigation Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Special Litigation Trustee and holders of Allowed Claims in Classes 3 through 180 shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Special Litigation Trust.

         11.      REGISTRY OF BENEFICIAL INTERESTS

                  The Special Litigation Trustee shall maintain a registry of the holders of Special Litigation Trust Interests.

         12.      TERMINATION

                  The Special Litigation Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Special Litigation Trust if it is necessary to the liquidation of the Special Litigation Trust Claims. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term.

         13.      NET SPECIAL LITIGATION TRUST RECOVERY/ASSIGNMENT OF CLAIMS

                  a. NET JUDGMENT. Notwithstanding anything contained in the Plan to the contrary, in the event that a defendant in a litigation brought by the Special Litigation Trustee for and on behalf of the Special Litigation Trust (i) is required by a Final Order to pay a Judgment Amount to the Special Litigation Trust and (ii) is permitted by a Final Order to assert a Valid Setoff, (y) such defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Valid Setoff and (z) none of the Special Litigation Trust, the holders or beneficiaries of the Special Litigation Trust Interests shall be entitled to assert a claim against the Debtors or the Reorganized Debtors with respect to the Valid Setoff.

                  b. ASSIGNMENT. Notwithstanding anything contained herein to the contrary, in the event that a compromise and settlement of a Special Litigation Trust Claim or a Final Order with respect to a Special Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, for purposes of computing amounts of distributions, (i) such claim shall be deemed allowed in the amount determined by the Bankruptcy Court by Final Order, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Special Litigation Trust, and (iii) such defendant shall not be entitled to receive distributions from the Special Litigation Trust on account thereof.

                  c. MULTIPLE RECOVERIES. In the event that any avoidance or recovery action commenced in accordance with sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code is compromised and settled in connection with a Special Litigation Trust Claim, the proceeds of any recovery, waiver, subordination or disallowance resulting from such compromise and settlement shall be allocated first to the Debtor or Debtors entitled to recovery in accordance with Section 28.1 of the Plan and then to the Litigation Trust.

                               XII. EQUITY TRUSTS

         CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

A.       PREFERRED EQUITY TRUST

         1.       ESTABLISHMENT OF THE TRUST

                  On or after the Confirmation Date, but prior to the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Equity Interests in Class 383, shall execute the Preferred Equity Trust Agreement and shall take all other steps necessary to establish the Preferred Equity Trust. On such date of execution, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of Section 26.4 of the Plan, the Debtors shall issue to the Preferred Equity Trust the Exchanged Enron Preferred Stock subject to the Preferred Equity Trust Agreement. Notwithstanding anything contained herein to the contrary, there shall be separate classes of Preferred Equity Trust Interests that (a) separately reflect the distributions and other economic entitlements and (b) maintain the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests contributed: (1) Series 1 Exchanged Preferred Stock and Series 2 Exchanged Preferred Stock on a pari passu basis; (2) Series 3 Exchanged Preferred Stock; and (3) Series 4 Exchanged Preferred Stock.

         2.       PURPOSE OF THE PREFERRED EQUITY TRUST

                  The Preferred Equity Trust shall be established for the sole purpose of holding the Exchanged Enron Preferred Stock in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Preferred Equity Trust Agreement. Without limiting the foregoing, the Preferred Equity Trust Agreement shall provide that, to the extent that the Preferred Equity Trust receives Cash distributions under the Plan in respect of a particular class of Exchanged Preferred Equity Interests, it will redistribute such Cash to the holders of the separate class of Preferred Equity Trust Interests that corresponds to such class of Exchanged Preferred Equity Interests, but in no event will any holder of Preferred Equity Trust Interests receive a distribution of Exchanged Enron Preferred Stock.

         3.       FUNDING EXPENSES OF THE PREFERRED EQUITY TRUST

                  In accordance with the Preferred Equity Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Preferred Equity Trust.

         4.       TRANSFER OF PREFERRED STOCK

                  a. The issuance of the Exchanged Enron Preferred Stock to the Preferred Equity Trust shall be made, as provided in the Plan, for the benefit of the holders of Allowed Enron Preferred Equity Interests in Class 383.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Preferred Equity Trustee and the beneficiaries of the Preferred Equity Trust) shall treat the issuance of the Exchanged Enron Preferred Stock to the respective Preferred Equity Trust in accordance with the terms of the Plan, as an issuance to the holders of Allowed Enron Preferred Equity Interests in Class 383, followed by a transfer by such holders to the Preferred Equity Trust and the beneficiaries of the Preferred Equity Trust shall be treated as the grantors and owners thereof.

         5.       INVESTMENT POWERS

                  The right and power of the Preferred Equity Trustee to invest assets transferred to the Preferred Equity Trust, the proceeds thereof, or any income earned by the Preferred Equity Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 26.6 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Preferred Equity Trustee may expend the assets of the Preferred Equity Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Preferred Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Preferred Equity Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Preferred Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Preferred Equity Trust Agreement; and, provided, further, that, under no circumstances, shall the Preferred Equity Trust segregate the assets of the Preferred Equity Trust on the basis of classification of the holders of Preferred Equity Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

         6.       ANNUAL DISTRIBUTION; WITHHOLDING

                  The Preferred Equity Trustee shall distribute at least annually to the holders of each class of Preferred Equity Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents) attributable to such class; provided, however, that the Preferred Equity Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Preferred Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Preferred Equity Trust or in respect of the assets of the Preferred Equity Trust), and (iii) to satisfy other liabilities incurred or assumed by the Preferred Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Preferred Equity Trust Agreement. All such distributions with respect to a given class of Preferred Equity Trust Interests shall be pro rata based on the number of Preferred Equity Trust Interests of such class held by a holder compared with the aggregate number of Preferred Equity Trust Interests of such class outstanding, subject to the terms of the Plan and the respective Preferred Equity Trust Agreement. The Preferred Equity Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Preferred Equity Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement. Notwithstanding the foregoing, any distributions to be made on account of the separate classes of Preferred Equity Trust Interests shall be made in the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests contributed: (1) Series 1 Exchanged Preferred Stock and Series 2 Exchanged Preferred Stock on a pari passu basis; (2) Series 3 Exchanged Preferred Stock; and (3) Series 4 Exchanged Preferred Stock.

         7.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Preferred Equity Trustee of a private letter ruling if the Preferred Equity Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Preferred Equity Trustee), the Preferred Equity Trustee shall file returns for the Preferred Equity Trust as a grantor trust

(consisting of separate shares for each class of Exchanged Enron Preferred Stock owned by the Preferred Equity Trust) pursuant to Treasury Regulation Section 1.671-4(a). The Preferred Equity Trustee shall also annually send to each holder of a Preferred Equity Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF PREFERRED EQUITY TRUST TAXABLE INCOME. Allocations of Preferred Equity Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Preferred Equity Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Preferred Equity Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Preferred Equity Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Preferred Equity Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Preferred Equity Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of the Preferred Equity Trust. The tax book value of the assets of the Preferred Equity Trust for this purpose shall equal their fair market value on the date the Preferred Equity Trust was created or, if later, the date such assets were acquired by the Preferred Equity Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Preferred Equity Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Preferred Equity Trust that are required by any governmental unit.

         8.       TRUST IMPLEMENTATION

                  On the Effective Date, the Preferred Equity Trust shall be established and become effective for the benefit of Allowed Enron Preferred Equity Interests in Class 383. The Preferred Equity Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Preferred Equity Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Preferred Equity Trustee and holders of Allowed Enron Preferred Equity Interests in Class 383) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Preferred Equity Trust.

         9.       REGISTRY OF BENEFICIAL INTERESTS

                  The Preferred Equity Trustee shall maintain a registry of the holders of Preferred Equity Trust Interests.

         10.      TERMINATION

                  The Preferred Equity Trust shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Preferred Equity Trust if it is necessary to the liquidation of the assets of Preferred Equity Trust. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third
(3rd) anniversary of the Confirmation Date.

         11.      NON-TRANSFERABILITY OR CERTIFICATION

                  Upon the creation of the Preferred Equity Trust, the Preferred Equity Trust Interests shall be allocated on the books and records of the Preferred Equity Trust to the appropriate holders thereof, but the Preferred Equity Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

B.       COMMON EQUITY TRUST

         1. ESTABLISHMENT OF THE TRUSTS. On or after the Confirmation Date, but prior to the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Enron Common Equity Interests in Class 384, shall execute the Common Equity Trust Agreement and shall take all other steps necessary to establish the respective Common Equity Trust. On such date of execution, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of Section 27.4 of the Plan, the Debtors shall issue to the Common Equity Trust the Exchanged Enron Common Stock subject to the Common Equity Trust Agreement.

         2. PURPOSE OF THE COMMON EQUITY TRUST. The Common Equity Trust shall be established for the sole purpose of holding the Exchanged Enron Common Stock in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Common Equity Trust Agreement. Without limiting the foregoing, the Common Equity Trust Agreement shall provide that, to the extent that the Common Equity Trust receives Cash distributions under the Plan, it will redistribute such Cash to the holders to the Common Equity Trust Interests, but in no event will any holder of Common Equity Trust Interests receive a distribution of Exchanged Enron Common Stock.

         3. FUNDING EXPENSES OF THE COMMON EQUITY TRUST. In accordance with the Common Equity Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Common Equity Trust.

         4.       TRANSFER OF COMMON STOCK

                  a. The issuance of the Exchanged Enron Common Stock to the Common Equity Trust shall be made, as provided in the Plan, for the benefit of the holders of Allowed Enron Common Equity Interests in Class 384.

                  b. For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Common Equity Trustee and the beneficiaries of the Common Equity Trust) shall treat the issuance of the Exchanged Enron Common Stock to the respective Common Equity Trust in accordance with the terms of the Plan, as an issuance to the holders of Allowed Enron Common Equity Interests in Class 384, followed by a transfer by such holders to the Common Equity Trust and the beneficiaries of the Common Equity Trust shall be treated as the grantors and owners thereof.

         5. INVESTMENT POWERS. The right and power of the Common Equity Trustee to invest assets transferred to the Common Equity Trust, the proceeds thereof, or any income earned by the Common Equity Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 27.6 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Common Equity Trustee may expend the assets of the Common Equity Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Common Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Common Equity Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Common Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Common Equity Trust Agreement; and, provided, further, that, under no circumstances, shall the Common Equity Trust segregate the assets of the Common Equity Trust on the basis of classification of the holders of Common Equity Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions of the Plan.

         6. ANNUAL DISTRIBUTION; WITHHOLDING. The Common Equity Trustee shall distribute at least annually to the holders of Common Equity Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Common Equity Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Common Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Common Equity Trust or in respect of the assets of the Common Equity Trust), and (iii) to satisfy other liabilities incurred or assumed by the Common Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Common Equity Trust Agreement. All such distributions shall be pro rata based on the number of Common Equity Trust Interests held by a holder compared with the aggregate number of Common Equity Trust Interests outstanding, subject to the terms of the Plan and the respective Common Equity Trust Agreement. The Common Equity Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Common Equity Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         7.       REPORTING DUTIES

                  a. FEDERAL INCOME TAX. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Common Equity Trustee of a private letter ruling if the Common Equity Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Common Equity Trustee), the Common Equity Trustee shall file returns for the Common Equity Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Common Equity Trustee shall also annually send to each holder of a Common Equity Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  b. ALLOCATIONS OF COMMON EQUITY TRUST TAXABLE INCOME. Allocations of Common Equity Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described in the Plan) if, immediately prior to such deemed distribution, the Common Equity Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Common Equity Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Common Equity Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Common Equity Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Common Equity Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of the Common Equity Trust. The tax book value of the assets of the Common Equity Trust for this purpose shall equal their fair market value on the date the Common Equity Trust was created or, if later, the date such assets were acquired by the Common Equity Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  c. OTHER. The Common Equity Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Common Equity Trust that are required by any governmental unit.

         8. TRUST IMPLEMENTATION. On the Effective Date, the Common Equity Trust shall be established and become effective for the benefit of Allowed Enron Common Equity Interests in Class 384. The Common Equity Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Common Equity Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Common Equity Trustee and holders of Allowed Enron Common Equity Interests in Class 384 shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Common Equity Trust.

         9. REGISTRY OF BENEFICIAL INTERESTS. The Common Equity Trustee shall maintain a registry of the holders of Common Equity Trust Interests.

         10. TERMINATION. The Common Equity Trust shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three

(3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Common Equity Trust if it is necessary to the liquidation of the assets of Common Equity Trust. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

         11. NON-TRANSFERABILITY OR CERTIFICATION. Upon the creation of the Common Equity Trust, the Common Equity Trust Interests shall be allocated on the books and records of the Common Equity Trust to the appropriate holders thereof, but the Common Equity Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

                         XIII. SECURITIES LAWS MATTERS

         CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

                  Holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims, and Allowed Intercompany Claims will receive shares of Prisma Common Stock, CrossCountry Common Stock, and PGE Common Stock to the extent not sold or subject to a purchase agreement in a Sale Transaction, and the holders of Allowed Claims in Classes 3 through 178 will receive Litigation Trust Interests and Special Litigation Trust Interests, pursuant, and subject, to the Plan. The initial issuance of PGE Common Stock, CrossCountry Common Stock, and Prisma Common Stock may not occur for an indeterminate number of months after the Effective Date of the Plan because such issuance will be subject to the following conditions with respect to each issuer of such securities: (i) General Unsecured Claims shall have been allowed in an amount that would result in the distribution of 30% of the common stock of such issuer, (ii) sufficient financial information shall be available for the issuer of such Plan Securities to comply with applicable securities laws, and (iii) the necessary consents to issue such common stock shall have been obtained. Section 1145 of the Bankruptcy Code provides certain exemptions from the securities registration requirements of federal and state securities laws with respect to the distribution of securities under a plan of reorganization.

A. ISSUANCE AND RESALE OF PGE COMMON STOCK, CROSSCOUNTRY COMMON STOCK, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS AND SPECIAL LITIGATION TRUST INTERESTS UNDER THE PLAN

                  In reliance upon section 1145 of the Bankruptcy Code, the offer and issuance of PGE Common Stock, CrossCountry Common Stock, and Prisma Common Stock to the holders of the Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims, and Allowed Intercompany Claims, and the issuance of the Litigation Trust Interests and Special Litigation Trust Interests to the holders of Allowed Claims in Classes 3 through 180, will be exempt from the registration requirements of the Securities Act and equivalent provisions in state securities laws. Section 1145(a) of the Bankruptcy Code generally exempts from these registration requirements the issuance of securities if the following conditions are satisfied: (i) the securities are issued or sold under a chapter 11 plan by (A) a debtor, (B) one of its affiliates participating in a joint plan with the debtor, or (C) a successor to a debtor under the plan; and (ii) the securities are issued entirely in exchange for a claim against or interest in the debtor or such affiliate, or are issued principally in such exchange and partly for cash or property. The Debtors believe that the exchange of the Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims, and Allowed Intercompany Claims, and of the Claims in Classes 3 through 180 under the circumstances described in the Plan will satisfy the requirements of section 1145(a) of the Bankruptcy Code.

                  The PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests will be deemed to have been issued in a public offering under the Securities Act and, therefore, may be resold by any holder thereof without registration under the Securities Act pursuant to the exemption provided by section 4(1) thereof, unless the holder is an "underwriter" with respect to such securities, as that term is defined in section 1145(b)(1) of the Bankruptcy Code. In addition, the PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests generally may be resold by the holders thereof without registration under state securities or "blue sky" laws pursuant to various exemptions provided by the respective laws of the individual states. However, holders of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests are advised to consult with their own counsel as to the availability of any such exemption from registration under federal securities laws and any relevant state securities laws in any given instance and as to any applicable requirements or conditions to the availability thereof.

                  Section 1145(b)(i) of the Bankruptcy Code defines "underwriter" for purposes of the Securities Act as one who (a) purchases a claim or interest with a view to distribution of any security to be received in exchange for the claim or interest, (b) offers to sell securities issued under a plan for the holders of such securities, or (c) offers to buy securities issued under a plan from persons receiving such securities, if the offer to buy is made with a view to distribution of such securities and under an agreement made in connection with the plan, with the consummation of the plan, or with the offer or sale of securities under the plan, or (d) is an issuer of the securities within the meaning of section 2(a)(11) of the Securities Act.

                  An entity is not an "underwriter" under section 2(a)(11) of the Securities Act with regard to securities received under Section 1145(a)(1), in "ordinary trading transactions" made on a national securities exchange or a NASDAQ market. However, there can be no assurances that such securities will be listed on an exchange or NASDAQ market. What constitutes "ordinary trading transactions" within the meaning of section 1145 of the Bankruptcy Code is the subject of interpretive letters by the staff of the SEC. Generally, ordinary trading transactions are those that do not involve (i) concerted activity by recipients of securities under a plan of reorganization, or by distributors acting on their behalf, in connection with the sale of such securities, (ii) use of informational documents in connection with the sale other than the disclosure statement relating to the plan, any amendments thereto, and reports filed by the issuer with the SEC under the Exchange Act, or (iii) payment of special compensation to brokers or dealers in connection with the sale.

                  With respect to clause (d) in the third paragraph of this
Section XIII.A., "Issuance and Resale of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests and Special Litigation Trust Interests Under the Plan", an "issuer" of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests includes any person who, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, an issuer of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, the Litigation Trust Interests, or Special Litigation Trust Interests. "Control" (as defined in Rule 405 under the Securities Act) means the possession, whether directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise. Accordingly, an officer, director or trustee (if applicable) of an issuer of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests may be deemed to be a "control" person of an issuer of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests, respectively, particularly if the management position or directorship is coupled with ownership of a significant percentage of the voting securities of such issuer. Additionally, the legislative history of section 1145 of the Bankruptcy Code provides that a creditor who receives at least 10% of the voting securities of an issuer under a plan of reorganization will be presumed to be a statutory underwriter within the meaning of section 1145(b)(i) of the Bankruptcy Code.

                  The Debtors have begun the process of dissolving certain non-Debtor subsidiaries. In conjunction with these dissolutions, in some instances, the dissolved entity has transferred, or will transfer, to its creditors Claims that the dissolved entity held against one or more of the Debtors. For purposes of determining whether a recipient of Plan Securities with respect to such Claims is an "issuer" of Plan Securities under section 1145(b)(1) of the Bankruptcy Code, the new holder of such Claims will be deemed to have the same status as the dissolved entity. Accordingly, even if the holder of such Claims is not controlling, controlled by, or under common control with PGE, CrossCountry, or Prisma, it may be deemed an underwriter of the Plan Securities received with respect to such Claims.

                  Resales of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests by persons deemed to be statutory underwriters will not be exempt from the registration requirements under the Securities Act or other applicable law by virtue of section 1145 of the Bankruptcy Code. Because the issuers of the PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests do not propose to register any of the PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, and Special Litigation Trust Interests under the Securities Act, persons deemed to be statutory underwriters must either have the PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests, as the case may be, held by them registered for resale with the SEC or use an available exemption from registration.

                  Under certain circumstances, persons having a control relationship with the applicable issuer of the PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests may be entitled to resell their securities pursuant to the limited safe harbor resale provisions of Rule 144 of the Securities Act, to the extent available, and in compliance with applicable state and foreign securities laws. Generally, Rule 144 of the Securities Act provides that persons who are affiliates of an issuer who resell securities will not be deemed to be underwriters if certain conditions are met. These conditions include the requirement that current public information with respect to the issuer be available, a limitation as to the amount of securities that may be sold in any three month period, the requirement that the securities be sold in a "brokers transaction" or in a transaction directly with a "market maker" and that notice of the resale be filed with the SEC. The Debtors cannot assure, however, that adequate current public information will exist with respect to any issuer of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests and, therefore, that the safe harbor provisions of Rule 144 of the Securities Act will be available.

                  Pursuant to the Plan, certificates evidencing PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests received by any person whom the issuer of the PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests determines to be a person deemed to be a statutory underwriter will bear a legend substantially in the form below:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE [COMPANY] [TRUSTEE] RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

                  Any Person entitled to receive PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests whom the issuer of PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests determines to be a person deemed to be a statutory underwriter may instead receive certificates evidencing PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests without such legend if, prior to the distribution of such securities, such Person delivers to such issuer (i) an opinion of counsel reasonably satisfactory to such issuer to the effect that the PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests to be received by such Person are not subject to the restrictions applicable to "underwriters" under section 1145 of the Bankruptcy Code and may be sold without registration under the Securities Act and (ii) a certification that such person or entity is not an "underwriter" within the meaning of section 1145 of the Bankruptcy Code.

                  Any holder of a certificate evidencing PGE Common Stock, CrossCountry Common Stock, Prisma Common Stock, Litigation Trust Interests, or Special Litigation Trust Interests bearing such legend may present such certificate to the transfer agent for such securities for exchange for one or more new certificates not bearing such legend or for transfer to a new holder without such legend at such time as (i) the applicable securities are sold pursuant to an effective registration statement under the Securities Act, (ii) such holder delivers to the issuer of the applicable securities an opinion of counsel reasonably satisfactory to such issuer to the effect that such securities are no longer subject to the restrictions applicable to "underwriters" under section 1145 of the Bankruptcy Code, or (iii) such holder delivers to the issuer of the applicable securities an opinion of counsel reasonably satisfactory to such issuer to the effect that such securities are no longer subject to such restrictions pursuant to an exemption under the Securities Act and such securities may be sold without registration under the Securities Act or to the effect that such transfer is exempt from registration under the Securities Act, in which event the certificate issued to the transferee shall not bear such legend.

                  IN VIEW OF THE COMPLEX, SUBJECTIVE NATURE OF THE QUESTION OF WHETHER A RECIPIENT OF PGE COMMON STOCK, CROSSCOUNTRY COMMON STOCK, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS, OR Special Litigation Trust Interests MAY BE AN UNDERWRITER OR AN AFFILIATE OF AN ISSUER, THE DEBTORS MAKE NO REPRESENTATIONS CONCERNING THE RIGHT OF ANY PERSON TO TRADE IN SECURITIES TO BE DISTRIBUTED PURSUANT TO THE PLAN. ACCORDINGLY, THE DEBTORS RECOMMEND THAT POTENTIAL RECIPIENTS OF PGE COMMON STOCK, CROSSCOUNTRY COMMON STOCK, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS, AND SPECIAL LITIGATION TRUST INTERESTS CONSULT THEIR OWN COUNSEL CONCERNING WHETHER THEY MAY FREELY TRADE SUCH PGE COMMON STOCK, CROSSCOUNTRY COMMON STOCK, PRISMA COMMON STOCK, LITIGATION TRUST INTERESTS, OR SPECIAL LITIGATION TRUST INTERESTS.

B. REMAINING ASSET TRUST, PREFERRED EQUITY TRUST, COMMON EQUITY TRUST AND OPERATING TRUSTS

                  The interests in the Remaining Asset Trust, Preferred Equity Trust and Common Equity Trust and, if created, the Operating Trusts, will be allocated on the Effective Date to the applicable holders. Such interests will not be certificated or transferable, except through the laws of descent or distribution. Distributions, if any, to holders of the interests in the Remaining Asset Trust, Preferred Equity Trust, and Common Equity Trust will be limited to cash.

              XIV. RISK FACTORS AND OTHER FACTORS TO BE CONSIDERED

         CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

PRIOR TO VOTING TO ACCEPT OR REJECT THE PLAN, HOLDERS OF IMPAIRED CLAIMS ENTITLED TO VOTE ON THE PLAN SHOULD READ AND CAREFULLY CONSIDER EACH OF THE FACTORS SET FORTH BELOW, AS WELL AS OTHER INFORMATION SET FORTH IN THIS DISCLOSURE STATEMENT AND THE DOCUMENTS DELIVERED TOGETHER HEREWITH AND/OR INCORPORATED BY REFERENCE HEREIN.

THE RISKS AND UNCERTAINTIES DESCRIBED BELOW SHOULD NOT BE REGARDED AS CONSTITUTING THE ONLY RISKS INVOLVED IN CONNECTION WITH THE PLAN AND ITS IMPLEMENTATION.

A.       BANKRUPTCY RISKS

         1.       RISK OF NON-CONFIRMATION OF THE PLAN

                  Although the Debtors believe that the Plan will satisfy all requirements necessary for confirmation by the Bankruptcy Court (including, without limitation, satisfaction of secured, priority and administrative claims in accordance with the Bankruptcy Code), there can be no assurance that the Bankruptcy Court will reach the same conclusion. Moreover, there can be no assurance that modifications to the Plan will not be required for confirmation or that such modifications will not necessitate the re-solicitation of votes. In particular, the Plan embodies various settlements and compromises and there can be no assurance that the Bankruptcy Court will approve such settlements and compromises as part of the confirmation of the Plan.

         2.       NON-CONSENSUAL CONFIRMATION

                  In the event any impaired Class of Claims does not accept the Plan, the Bankruptcy Court may nevertheless confirm the Plan at the Debtors' request if at least one impaired Class has accepted the Plan (such acceptance being determined without including the vote of any "insider" in such Class), and as to each impaired Class that has not accepted the Plan, if the Bankruptcy Court determines that the Plan "does not discriminate unfairly" and is "fair and equitable" with respect to the dissenting impaired classes. Refer to Section XIX., "Confirmation Of The Plan" for further information. The Debtors believe that the Plan satisfies these requirements.

         3.       RISK OF NON-OCCURRENCE OR DELAYED OCCURRENCE OF THE EFFECTIVE
DATE

                  Although the Debtors believe that the Effective Date will occur after the Confirmation Date following satisfaction of any applicable conditions precedent, there can be no assurance as to the timing of the Effective Date. If the conditions precedent to the Effective Date set forth in the Plan have not occurred or been waived by the Debtors, then the Confirmation Order will be vacated, in which event no distributions would be made under the Plan, the Debtors and all holders of Claims and Equity Interests would be restored to the status quo ante as of the day immediately preceding the Confirmation Date, and the Debtors' obligations with respect to Claims and Equity Interests would remain unchanged. Furthermore, the Effective Date may be delayed for several months pending the fulfillment of such conditions.

         4.       DELAYED DISTRIBUTION OR NON-DISTRIBUTION OF PLAN SECURITIES

                  The Prisma Common Stock, CrossCountry Common Stock, and PGE Common Stock will not be distributed to the holders of the Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims, and Allowed Intercompany Claims until sufficient General Unsecured Claims have been allowed to permit a distribution of 30% of such securities and any necessary consents have been obtained to issue such securities. Refer to Section XIII., "Securities Laws Matters" for further information. Furthermore, the Prisma

Common Stock, CrossCountry Common Stock, or PGE Common Stock will never be distributed if a Sale Transaction with regard to 100% of the equity, or all or substantially all of the assets of, Prisma, CrossCountry, or PGE, as the case may be, has occurred prior to distribution, but the net proceeds from such sale will be included in the Creditor Cash available for distribution pursuant to the terms of the Plan. There can be no assurance of when sufficient Claims will be allowed for the distribution of 30% of the Prisma Common Stock, CrossCountry Common Stock, and PGE Common Stock and as to when or if any of the necessary consents can be obtained to prevent the exercise of any rights upon a change of ownership or control of Prisma, CrossCountry, or PGE. Accordingly, there can be no assurances as to when, or if, Prisma Common Stock, CrossCountry Common Stock, and PGE Common Stock will ever be distributed to holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, Allowed Wind Guaranty Claims, and Allowed Intercompany Claims.

         5.       SEVERABILITY

                  As set forth in Section 39.12 of the Plan, the Debtors may choose to go forward with confirmation of the Plan with regard to certain Debtors' estates, but may choose to exclude certain Debtors' estates from confirmation. If one or more Debtors are severed from confirmation of the Plan, the amount of distributions to Creditors pursuant to the Plan could be affected. In addition, any Debtor severed from confirmation of the Plan must either bear the cost of confirming its own chapter 11 plan or convert to chapter 7 and bear the costs of a chapter 7 trustee.

         6.       RESERVE FOR DISPUTED CLAIMS.

                  The Plan provides that the Disbursing Agent shall reserve and hold in escrow for the benefit of each holder of a Disputed Claim, Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests and any dividends, gains or income attributable thereto until such Disputed Claim becomes an Allowed Claim. The terms under which, and vehicle in which, the Disbursing Agent will hold and administer these items have not been determined. It is not known whether such terms will have any impact on the other holders of Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests.

B.       NEGATIVE IMPACT OF PREPETITION ACTIVITIES

         1.       INABILITY TO RELY ON FINANCIAL STATEMENTS

                  As discussed in Section II.B., "Representations", ENE has publicly stated that its financial statements filed with the SEC for the fiscal years ended 1997 through 2000, and for the first three quarters of 2001, should not be relied upon. In addition, since the bankruptcy, ENE has not engaged an independent auditor and has not published ENE financial statements. The inability to rely on past financial statements, the lack of an ENE auditor, and the resignation or termination of numerous Enron Companies' employees have and may continue to have a negative impact on the Enron Companies, including the Operating Entities, and adversely affect the value recovered on other assets.

         2.       GOVERNMENT INVESTIGATIONS AND LITIGATION

                  The existence of ongoing litigation and governmental investigations regarding prepetition activities have and may continue to have a negative impact on the Enron Companies, including the Operating Entities, or the value of the recovery on any other assets. The Enron Companies have been the subject of numerous lawsuits, including class actions, derivative lawsuits, and arbitration proceedings in the United States, and in various jurisdictions around the world. ENE and certain of its current and former employees are also the subject of a number of governmental investigations, including by the U.S. Congress, DOJ, SEC, Office of Public Utility Counsel, EPA, and FERC. There can be no assurance that additional claims or investigations will not be made against the Enron Companies, including the Operating Entities, relating to the prepetition activities of ENE and its Affiliates. It is impossible to predict or determine the final outcome or resolution of any of the unresolved proceedings. However, such investigations may result in, among other things, assessment of fines and penalties and/or criminal charges against all or some of the Enron Companies and their current or former employees. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, any such claims against the Debtors are subordinate to General Unsecured Claims. In addition, the DOJ could declare certain or all of the assets of the Enron Companies subject to criminal forfeiture by the federal government. Refer to Sections IV.C.1., "Pending Litigation", IV.C.2., "Government Investigations" and IX.C., "Historical Financials, Projections and Valuation" for further information.

         3.       FINANCING TRANSACTIONS

                  As part of their business, the Enron Companies utilized a number of on- and off-balance sheet financing structures. As part of a number of these transactions, certain assets may have been transferred to or otherwise become subject to restrictions associated with the financing structures. It is important to note that there is no guarantee that any value from these assets will inure to the benefit of the Debtors' estates. Additionally, there are significant liabilities associated with the financing transactions and several billion dollars in claims have been filed against Debtors in connection with these transactions. Refer to Section III.F., "Debtors' Financing Transactions" for further information.

C.       VARIANCE FROM VALUATIONS, ESTIMATES AND PROJECTIONS

                  The estimated recoveries and valuations set forth in this Disclosure Statement and the projections, valuations and estimates set forth in Appendix C: "Estimated Assets, Claims and Distributions", Appendix G:
"Reorganized Debtors' Budget", Appendix H: "PGE Financial Projections - 2003-2006", Appendix J: "CrossCountry Financial Projections - 2003-2006", Appendix K: "Prisma Financial Projections - 2004-2006", and Appendix L:
"Liquidation Analysis" are highly speculative and based on information available at the time that each analysis was prepared.

                  In addition, the Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, the Subordinated Claims (which include Classes 376-382) are subordinate to General Unsecured Claims, Enron Guaranty Claims Wind Guaranty Claims and Intercompany Claims. Although this is the Debtors contention, the Bankruptcy Court may ultimately conclude that one or more of the Subordinated Claims should not be subordinated.

                  Actual results will vary AND MAY VARY materially from those reflected herein. Refer to the entirety of this Section XIV., "Risk Factors and Other Factors to be Considered" for a discussion of potential risks and variances.

         1.       FORWARD LOOKING STATEMENTS

                  Each of the estimated recoveries and valuations set forth in this Disclosure Statement and the projections, valuations and estimates set forth in Appendix C: "Estimated Assets, Claims and Distributions", Appendix G:
"Reorganized Debtors' Budget", Appendix H: "PGE Financial Projections - 2003-2006", Appendix J: "CrossCountry Financial Projections - 2003-2006", Appendix K: "Prisma Financial Projections - 2004-2006", and Appendix L:
"Liquidation Analysis" are based, in large part, on forward looking statements.

                  Forward-looking statements are statements of expectations, beliefs, plans, objectives, assumptions, projections, and future events or performance. These statements, estimates and projections may or may not prove to be correct. Actual results could differ materially from those reflected in the forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed. Such risks and uncertainties include, without limitation: risks inherent in the Chapter 11 process, such as the non-confirmation of the Plan, non-occurrence or delayed occurrence of the Effective Date, or delayed distribution or non-distribution of Plan Securities; the uncertain outcomes of ongoing litigation and governmental investigations involving the Operating Entities and the Debtors, including those involving the U.S. Congress, DOJ, SEC, Office of Public Utility Counsel, EPA, and FERC; the effects of negative publicity on the Operating Entities' business opportunities; the effects of the departure of past and present employees of the Debtors; the uncertain resolution of SPE issues; the preliminary and uncertain nature of valuations and estimates contained in the Plan; financial and operating restrictions that may be imposed on an Operating Entity and its subsidiaries if ENE is required to register under PUHCA; potential environmental liabilities; increasing competition and operational hazards faced by the Debtors and Operating Entities; the lack of independent operating history of the Operating Entities; and economic, political, regulatory, and legal risks affecting the finances and operations of the Operating Entities.

                  The Debtors, the Reorganized Debtors, PGE, CrossCountry, Prisma, and the other Enron Companies undertake no obligation to update any forward-looking statement included in the projections to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible to predict all such factors, nor can the impact of any such factor be assessed.

         2.       ESTIMATED RECOVERIES

                  The recovery estimates set forth herein are based on various estimates and assumptions. For example, if the estimated amount of Allowed Claims relied upon to calculate the estimated recoveries ultimately varies significantly from the actual amount of Allowed Claims, then actual creditor recoveries will vary significantly as well. Similarly, as the estimated amount of Allowed Claims is a forward-looking statement based upon information available to the Debtors as of June 1, 2003, the actual results may vary significantly as Claims are Allowed or otherwise resolved over time.

                  Over 24,000 proofs of claim have been filed in these Chapter 11 Cases. The aggregate amount of Claims filed and scheduled exceeds $900 billion, including duplication, but excluding any estimated amounts for the approximately 5,800 filed unliquidated Claims. These unliquidated Claims currently render it impossible for the Debtors to determine the maximum amount of their potential liability. In addition, the priority of claims and assertions by certain parties as to their entitlement to liens and/or constructive trusts may change the value available to satisfy Allowed General Unsecured Claims.

         3.       VALUATIONS

                  If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the stock in PGE, CrossCountry and Prisma to be distributed to Creditors) set forth herein ultimately vary significantly from actual results, then actual creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors as of July 1, 2003 (except in certain circumstances, as to which information was updated through August 11, 2003), the actual results may vary significantly.

                  a. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, poor market conditions and the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

                  b. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

                  c. OPERATING ENTITIES GENERALLY. Estimates of value of the Operating Entities do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plan, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

                  The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in each of the valuation analyses does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

                  The valuations of each of the Operating Entities set forth herein do not reflect any dilution resulting from any long-term equity incentive compensation plan(s) as may be adopted by the Operating Entities. However, it is anticipated that the impact of any such plan(s) to be adopted by PGE, CrossCountry and Prisma will, in the aggregate, represent less than 1% of the overall value to be distributed under the Plan. In addition, the valuations of each of the Operating Entities does not include the anticipated costs associated with the voluntary termination of the ENE Cash Balance Plan.

                  d. PGE. The valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. However, PGE operates in a heavily regulated industry. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. For further discussion on these and other risks attendant with PGE and the electric utility industry, refer to the entirety of this Section XIV., "Risk Factors and Other Factors to be Considered", as well as Section VIII., "Portland General Electric Company".

                  e. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquiries, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. In addition, the valuation of CrossCountry assumes that the Pipeline Businesses will successfully complete ongoing expansion projects, and that certain receivables due from ENE or its Affiliates will be treated in accordance with the Plan. If the expansions are not completed as planned or if the receivables due from ENE are not ultimately recoverable under the Plan, there may be a material adverse impact on CrossCountry's actual results. For further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry, refer to the entirety of this Section XIV., "Risk Factors and Other Factors to be Considered", as well as Section IX., "CrossCountry Energy Corp."

                  f. PRISMA. The valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. For further discussion on these and other risks attendant with Prisma and the industries in which it is involved, refer to the entirety of this
Section XIV., "Risk Factors and Other Factors to be Considered", as well as
Section X., "Prisma Energy International Inc."

         4.       FINANCIAL PROJECTIONS

                  The Debtors have prepared the projections set forth in Appendix H: "PGE Financial Projections - 2003-2006", Appendix I: "CrossCountry Historical Financials" and Appendix K: "Prisma Financial Projections - 2004-2006" (as well as incorporated into the estimated creditor recoveries and valuations included herein) based on certain assumptions that they believe are reasonable under the circumstances. Certain assumptions are described in each of the relevant Appendices. The projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or any ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. Therefore, the actual results achieved will vary from the forecasts, and the variations may be material. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial projections.

         5.       REORGANIZED DEBTORS' BUDGET

                  The Debtors have prepared the Reorganized Debtors' Budget attached as Appendix G: "Reorganized Debtors' Budget" based on certain assumptions that they believe are reasonable under the circumstances. Certain assumptions are described in Appendix G: "Reorganized Debtors' Budget". The underlying projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or the Reorganized Debtors' ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. Therefore, the actual results achieved will vary from the forecasts, and the variations may be material. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the Reorganized Debtors' Budget.

         6.       LIQUIDATION ANALYSIS

                  The Debtors have prepared the Liquidation Analysis attached as Appendix L: "Liquidation Analysis" based on certain assumptions that they believe are reasonable under the circumstances. Those assumptions that the Debtors consider significant are described in the Liquidation Analysis. The underlying projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or a chapter 7 trustee's ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the ultimate financial results. In the event these Chapter 11 Cases are converted to chapter 7, actual results may vary materially from the estimates and projections set forth in the Liquidation Analysis. As such, the Liquidation Analysis is speculative in nature. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the Liquidation Analysis.

D.       CONTROL GROUP RISKS

         1.       ENE CASH BALANCE PLAN

                  As of December 31, 2002, the assets of the ENE Cash Balance Plan were less than the present value of all accrued benefits by approximately $182 million on a plan termination basis. The PBGC has filed unliquidated claims in the Debtors' bankruptcy cases for PBGC insurance premiums and unpaid minimum funding contributions. The PBGC has filed liquidated claims for unfunded benefit liabilities under the ENE Cash Balance Plan and the defined benefit plans of other ENE related companies (including PGE) for unfunded benefit liabilities in an aggregate amount equal to $424.1 million, including $352.3 million for the ENE Cash Balance Plan and $57.5 million related to the Portland General Holdings, Inc. Pension Plan. PBGC has also informally alleged that its unfunded benefit liability claim in respect of the ENE Cash Balance Plan claim could increase by as much as 100%. The Debtors reserve the right to object to these claims. Refer to Section IV.A.8.d., "Pension Benefits/Pension Benefit Guaranty Corporation" for further information.

                  Upon termination of an underfunded pension plan, which could be initiated by PBGC or ENE, all of the members of the ERISA controlled group of the plan sponsor (ENE) become jointly and severally liable for the plan's underfunding. If PBGC makes a demand for payment against one or more members of the controlled group and the payment is not made, a lien in favor of PBGC automatically arises against all of the assets of that member of the controlled group. The amount of the lien is equal to the lesser of the underfunding or 30% of the aggregate net worth of all of the members of the controlled group. Prisma, CrossCountry, and PGE are members of the ENE ERISA controlled group of corporations as long as ENE, or any of its controlled group members, holds at least 80% of the outstanding stock of Prisma, CrossCountry, or PGE. ENE has agreed, subject to certain limitations, pursuant to the terms of the CrossCountry Contribution and Separation Agreement, to indemnify CrossCountry for certain liabilities arising out of any employee benefit plan sponsored by ENE that are imposed or assessed under Title IV of ERISA against CrossCountry or any CrossCountry Asset, as a result of a distress termination of the ENE Cash Balance Plan. The foregoing indemnification does not include contribution obligations in respect of the ENE Cash Balance Plan underfunding, which may result from ENE's voluntary termination of the ENE Cash Balance Plan. Among other limitations, the indemnity does not relieve any indemnified party from the obligation to make payments pursuant to any order of the Bankruptcy Court, or any agreement between any ENE company and CrossCountry, Prisma, PGE or any CrossCountry Asset or Prisma Asset expected to be contributed to those entities, relating to the allocation of costs of providing employee benefits to the employees of such companies. ENE expects to provide similar indemnification to PGE and Prisma pursuant to separation agreements to be negotiated.

                  ENE intends to seek the approval of the Bankruptcy Court to fund certain benefits under the ENE Cash Balance Plan and to terminate the plan in a manner that should eliminate PBGC's claims. There can be no assurance that the funding and termination of the ENE Cash Balance Plan will be approved, or that upon approval ENE will have the ability to obtain funding for accrued benefits on acceptable terms. Moreover, if the ENE Cash Balance Plan is terminated, ENE may seek funding contributions from each member of its controlled group of corporations that employs, or employed, individuals who are, or were, covered under the ENE Cash Balance Plan. It is possible that, when the ENE Cash Balance Plan is terminated the CrossCountry Assets and/or the Prisma Assets could be charged with additional funding contributions under the ENE Cash Balance Plan. For example, if at the time of the termination of the ENE Cash Balance Plan, the total unfunded benefit liabilities are assessed at $220 million, the share of such liability allocable to the CrossCountry Assets would be approximately $30.0 million. Similarly, the share of such liability allocable to the Prisma Assets would be $4.3 million. ENE cannot predict at this time the exact date on which the ENE Cash Balance Plan will be terminated and whether or not the CrossCountry Assets and/or the Prisma Assets will be charged with additional contributions to the ENE Cash Balance Plan. The value of the Operating Entities and the Remaining Assets may be adversely affected if the ENE Cash Balance Plan is, or is not, fully funded and terminated.

         2.       ENE TAX GROUP LIABILITY

                  Under regulations issued by the U.S. Treasury Department, each corporation that joins in the filing of a consolidated federal income tax return for all or part of a taxable year, is severally liable for the entire tax liability in respect of the income (for the entire taxable year) of all the corporations whose income is required to be included in such return. By reason of this rule, Prisma, PGE, and CrossCountry (and certain of their subsidiaries) may be liable for unpaid federal income taxes (and interest and penalties thereon) of the ENE Tax Group for applicable periods. Similar liability may also arise for state and local income under analogous statutory or regulatory rules. However, ENE believes that it will fully satisfy all liability for income taxes of the ENE Tax Group (and comparable state and/or local groups) for all relevant periods.

                  Subject to certain limitations, however, ENE has agreed to indemnify CrossCountry for any taxes, and liabilities incurred in connection with such taxes, imposed on any Pipeline Group Company by reason of such Pipeline Group Company being severally liable for any taxes of any member of the ENE Tax Group pursuant to Treasury Regulation Section 1.1502-6(a) or any analogous state, local, or foreign law. It is expected that ENE will similarly indemnify PGE for any such liability for taxes sustained by PGE by reason of PGE having previously been a member of the ENE Tax Group. ENE may also provide a similar indemnity to Prisma, but, at this time, no decision has been made in this regard.

E.       RISKS COMMON TO REORGANIZED DEBTORS, OPERATING ENTITIES AND LITIGATION
TRUSTS

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

                  The following risks are applicable to two or more of the Reorganized Debtors, PGE, CrossCountry, Prisma, the Litigation Trust, and/or the Special Litigation Trust.

         1.       CHANGES IN THE REGULATORY ENVIRONMENT

                  The Operating Entities are, depending on where their operations are located, subject to numerous domestic and international regulations and regulatory agencies including, but not limited to FERC, NRC, EPA, OPUC, SEC, DOT, and others. Changes in the regulatory environment have a direct impact on the Operating Entities' operations and may materially impact the Operating Entities' profitability. Refer to Sections IX.A.6., "Regulatory Environment", IX.A.3., "Competition" and VIII.A.3., "Regulatory Matters" for further information.

         2.       PUHCA

                  ENE is a holding company under PUHCA that is exempt from all the provisions thereunder, except Section 9(a)(2), which is applicable to the acquisition of affiliate interests in public utility companies. ENE is a holding company under PUHCA because it owns all the common stock of PGE. ENE's PUHCA exemption was obtained by the filing of applications for exemption with the SEC under Sections 3(a)(1), 3(a)(3), and 3(a)(5) of PUHCA. An applicant is exempt upon the filing of an application in good faith until the SEC grants or denies the application. By order dated October 7, 2002, the SEC scheduled a hearing on the applications. After a hearing held on December 5, 2002, SEC Chief Administrative Law Judge Brenda Murray issued an initial decision denying the applications on February 6, 2003. ENE and certain other participants in the proceeding petitioned the SEC to review the decision of the Administrative Law Judge and, on June 11, 2003, the SEC granted the petition. The briefing schedule for the SEC review was completed on September 3, 2003. Judge Murray's decision denying the exemptions is stayed pending the resolution of the SEC's further review. Oral argument before the SEC has been scheduled for December 4, 2003.

                  After the oral argument, the SEC may grant or deny one or more of the exemption applications. If the SEC finds that ENE does not qualify as an exempt holding company under PUHCA, ENE would be required to register under PUHCA. PUHCA imposes a number of restrictions on the operations of a registered holding company and its subsidiaries, including SEC approval of acquisitions of interests in utility and non-utility businesses, and transactions between companies in the holding company system. Certain affiliate arrangements for transition services, licensing and consolidated tax filings involving the Operating Entities, and other ENE subsidiaries, may be subject to SEC review and in some cases may not be authorized or may have to be modified. PUHCA also may restrict the ability of ENE and its subsidiaries, including the Operating Entities, to borrow money and finance new or existing businesses, to issue dividends out of capital or unearned surplus, and to reorganize businesses. In addition, if ENE must register as a holding company, the SEC could assert jurisdiction under PUHCA to review the corporate structure of ENE and its subsidiaries, voting power distribution, and the nature of the businesses in the registered holding company system. The SEC may require the simplification of the corporate structure through the divestiture of certain ENE subsidiaries, or otherwise, in a manner that may not be consistent with the Plan. SEC authorization also may be required to distribute the PGE Common Stock under the Plan. If ENE is required to register

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

under PUHCA, such registration could lead to a delay in Plan implementation and, possibly, substantive revisions to the Plan. Indeed, the SEC staff has taken the position that, if ENE is required to register, the SEC's consent to the Plan, the Disclosure Statement, and the solicitation of votes on the Plan would be necessary prior to confirmation. The Debtors dispute this contention and do not believe that such consent is required. There can be no assurance that the Debtors will prevail on this issue. In any event, if ENE is required to register, the SEC may seek to assert jurisdiction under PUHCA over certain transactions contemplated under the Plan such as those described above.

                  The Debtors are currently simplifying the complex corporate structure of Prisma to, among other things, qualify Prisma's businesses as exempt foreign utility companies (FUCOs) under PUHCA. It is contemplated that FUCO status would exempt most transactions relating to these foreign projects, such as dividends, reorganizations, financings, and investments, from regulation under PUHCA if ENE ultimately is required to register as a holding company. Some of the companies related to the Debtors' foreign projects, however, may not qualify for FUCO status and will require special relief under PUHCA, for example, to continue to finance certain foreign operations (or to alter the terms of existing financings). The Debtors would apply for authorizations necessary to continue ongoing business operations and to implement the Plan, although there can be no assurance that such authorizations would be granted.

         3.       ENVIRONMENTAL LAWS AND REGULATIONS AFFECTING OPERATIONS

                  Controlling environmental laws and regulations generally require the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities to obtain and comply with a wide variety of environmental registrations, licenses, permits, inspections, and approvals. Environmental laws and regulations can also require the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities to perform environmental remediations under appropriate circumstances. There is no assurance that existing environmental laws or regulations will not be revised or that new laws or regulations seeking to protect the environment will not be adopted or become applicable to the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities or that the Reorganized Debtors, their domestic non-Debtor subsidiaries and the Operating Entities will not identify in the future conditions that will result in obligations or liabilities under existing environmental laws and regulations. Revised or additional laws or regulations that result in increased compliance costs or additional operating restrictions, or currently unanticipated costs or restrictions under existing laws or regulations, could have a material adverse effect on the Operating Entities' results of operations. Refer to Sections IX.A.7., "Environmental Regulation", X.A.3., "Transferred Businesses" and XI.A.7., "Investment Powers" for further information.

         4.       COMPETITION

                  Many of the businesses owned by the Operating Entities currently face competition in their respective markets. For example, PGE faces competition from electricity service suppliers, energy brokers, independent power producers, and power marketers as a result of the restructuring of the Oregon electric industry. The pipeline businesses to be owned by CrossCountry and to be owned by Prisma face competition from other pipeline companies in

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

their respective transportation services markets. For example, Transwestern faces competition resulting from the recent expansion of Kern River's pipeline and from a proposed expansion of El Paso Natural Gas's system. In addition, Florida Gas faces competition from Gulfstream's proposed expansion on the east coast of Florida. If existing competitors expand their capacities or new competitors enter the markets, competition will intensify. Furthermore, the availability and cost of the type of fuel used or transported by many of the businesses owned by the Operating Entities affect the competitive position of those businesses. For example, the availability and cost of coal affect the competitive position of PGE's coal-fired generating plants, the availability and cost of natural gas affect the competitive position of the Pipeline Businesses, and the availability and cost of fuel oil affect the competitive position of Florida Gas and of many of the electrical power plants to be owned by Prisma. If another type of fuel becomes more available or economically attractive than the type of fuel used or transported by a business, that business will face greater competition. Increased competition may result in a loss of market share and could have a material adverse effect on the Operating Entities' businesses, results of operations, and financial conditions or on the net sales proceeds received by the Reorganized Debtors in a sale of any of the Operating Entities.

         5.       OPERATIONAL HAZARDS

                  The Operating Entities are subject to the inherent risks associated with the operation of complex utility companies, such as operational hazards and unforeseen interruptions caused by events beyond the Operating Entities' control. These events include, but are not limited to: (a) adverse weather conditions; (b) accidents and damage caused by third parties; (c) the breakdown or failure of equipment or processes; (d) the performance of the facilities below expected levels of capacity and efficiency; (e) release of toxic substances; and (f) catastrophic events such as explosions, fires, earthquakes, hurricanes, lightning, floods, landslides, or other similar events beyond the Operating Entities and Reorganized Debtors' control.

         6.       LACK OF TRADING MARKET; RESTRICTIONS ON UNDERWRITERS

                  At the time of, or after, the distribution of Prisma Common Stock, CrossCountry Common Stock, PGE Common Stock, the Litigation Trust Interests, and the Special Litigation Trust Interests to the creditors, the conditions of which are described in the Plan, the Prisma Common Stock, CrossCountry Common Stock and PGE Common Stock may not, and the Litigation Trust Interests, and Special Litigation Trust Interests will not, satisfy the requirements to be listed on a national securities exchange or a NASDAQ market which include, among other things, registration under the appropriate provision of Section 12 of the Exchange Act and market value requirements. If the Prisma Common Stock, CrossCountry Common Stock, and PGE Common Stock satisfy such requirements, the respective issuers may list such securities, but (except with regard to CrossCountry, which has certain requirements to seek a listing under its CrossCountry Contribution and Separation Agreement, refer to Section IX.F.1.a., "CrossCountry Contribution and Separation Agreement" for further information) such issuers are under no obligation to do so and there can be no assurances that such listing will be made. Instead, the Prisma Common Stock, CrossCountry Common Stock, PGE Common Stock, the Litigation Trust Interests, and Special Litigation Trust Interests may trade in the over-the-counter market (commonly referred to as the "pink sheets"), but there can be no assurance that an active trading market will develop. Accordingly, no assurance can be given that a holder of Prisma Common Stock, CrossCountry Common Stock, PGE Common Stock, the Litigation Trust Interests, and Special Litigation Trust Interests will be able to sell such securities in the future or as to the price at which any sale may occur. If a trading market does exist, the Prisma Common Stock, CrossCountry Common Stock, PGE Common Stock, the Litigation Trust Interests, and Special Litigation Trust Interests could trade at prices higher or lower than the value ascribed to such securities herein depending upon many factors, including the prevailing interest rates, markets for similar securities, general economic and industry conditions, and the performance of, and investor expectations for, the issuer thereof.

                  As stated in Section XIII., "Securities Laws Matters", legislative history of section 1145 of the Bankruptcy Code provides a recipient of at least 10% of the voting securities of an issuer under a chapter 11 plan will be presumed to be a statutory underwriter within the meaning of section 1145(b)(i) of the Bankruptcy Code, and as a result the shares received by such recipient would not be made freely transferable by section 1145. The Debtors have assumed that no holder of Allowed Claims would receive 10% or more of any type of Plan Securities, but there can be no assurance of such result.

         7.       LACK OF REPORTED INFORMATION

                  While PGE is currently obligated to file annual, quarterly, or periodic financial reports with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act on Forms 10-Q and 10-K or 8-K, CrossCountry, Prisma, the Litigation Trust, and the Special Litigation Trust are not required to make, and have not made, such filings. Absent another requirement, none of CrossCountry, Prisma, the Litigation Trust, nor the Special Litigation Trust will be required to make such filings until it registers its Plan Securities, Litigation Trust Interest, or Special Litigation Trust Interests (if they are "equity securities" under the Exchange Act), as the case may be, under Section 12 of the Exchange Act, which CrossCountry is obligated to do pursuant to the CrossCountry Contribution and Separation Agreement. Refer to Section IX.F.1.a., "CrossCountry Contribution and Separation Agreement" for further information. While Prisma, the Litigation Trust, and the Special Litigation Trust may make such registration earlier, none will be required to make such registration until its equity securities are held by 500 or more holders of record and it has at least $10 million in assets, both at the end of its fiscal year.

                  Registration of the Plan Securities under Section 12 of the Exchange Act will require historical financial information audited by an independent auditor and covering a period as long as three fiscal years. While the Debtors intend that each of CrossCountry, PGE and Prisma will have such financial information prepared on a timely basis, there can be no assurance as to the timing of the availability of such audited financials or that the form of such financials will be acceptable to the SEC or the auditors of such Operating Entity. For example, if either the SEC or such Operating Entity's auditors require, as a related matter, that ENE's or certain of its subsidiaries' financial information be audited, the preparation of such audited financials may be materially delayed, as audited financial information of ENE and certain of its subsidiaries cannot be obtained. As another example, an Operating Entity may be unable to retain an auditor that does not have its independence compromised by a prior relationship with a Debtor. If an audit of such unavailable information is required, or a suitable independent auditor is not available or otherwise able to perform audit services on a timely basis, distribution of PGE Common Stock,

CrossCountry Common Stock or Prisma Common Stock, as applicable, may be delayed until (i) the assets of the applicable issuer have been separated from ENE and such subsidiaries for a sufficient amount of time so that the required financial statements can be prepared and audited without an audit of such unavailable information or (ii) a suitable independent auditor is able to perform audit services.

         8.       LACK OF INDEPENDENT OPERATING HISTORY

                  While PGE does have an independent operating history, Prisma and CrossCountry do not have independent operating histories. Most of the personnel responsible for managing and operating the transferred businesses prior to the formation of Prisma and CrossCountry, and the current personnel of PGE, are expected to continue to be responsible for managing and operating such businesses going forward. However, Prisma and CrossCountry resources and, in many cases, bargaining power will be limited relative to the resources and bargaining power of ENE prior to its filing for bankruptcy. Accordingly, Prisma and CrossCountry may enter into agreements with lenders, partners, and other counterparties on terms that are less favorable than those that ENE was able to negotiate prior to filing for bankruptcy.

         9.       NEGATIVE PUBLICITY

                  Adverse publicity and news coverage relating to the Enron Companies prior to the Initial Petition Date may negatively impact PGE, CrossCountry, and Prisma's business operations and relations with partners, regulators, lenders, and other third parties. The Reorganized Debtors' liquidation efforts may be similarly negatively impacted.

         10.      FERC

                  On June 25, 2003, FERC issued certain orders relating to the Enron Companies' activities in the Western U.S. energy market. Refer to Section XIV.G.1.d., "Litigation, Regulatory Proceedings and Investigations" for further information.

         11.      CREDIT RISKS

                  For a variety of reasons, each of the Reorganized Debtors and Operating Entities is subject to credit risk with respect to accounts receivables or other amounts due them. For example, certain of the Reorganized Debtors and, to a lesser degree, PGE have a material portion of their accounts receivable due from entities presently in bankruptcy proceedings and there can be no assurance that other entities from whom monies are due will not petition for bankruptcy protection. In some cases, creditors of the Reorganized Debtors have asserted that the Debtors' prepetition activities provide them with a defense to paying all or a portion of an amount due to a Debtor. CrossCountry's interstate pipeline subsidiaries are required to accept the credit risk of all shippers posting amounts of collateral specified by the FERC on its existing pipelines. Prisma is subject to the credit risk of its contract counterparties; this risk may increase in certain circumstances where Prisma's contract provides for payment indexed to U.S. dollars and the contract counterparties' revenues are in currencies other than U.S. dollars. Hedging activities undertaken by PGE and CrossCountry, among others, may be rendered ineffective due to credit defaults of the hedge counterparty. No assurance can be given that these credit risks will not adversely affect the value of one or more of the Reorganized Debtors or Operating Entities.

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

         12.      INTERCOMPANY CLAIMS AND CAUSES OF ACTION

                  Under the global compromise embodied in the Plan, the Debtors have generally waived inter-Debtor remedies, such as the potential disallowance, subordination, or recharacterization of Intercompany Claims, as well as certain affirmative claims or causes of action against other Debtors. However, these waivers do not affect the Debtors' ability to pursue third parties, and non-Debtor affiliates, on any claims, causes of action or challenges available to any of the Debtors. To the extent that the Debtors or Reorganized Debtors elect to pursue any claims, causes of action or challenges available against any of the Operating Entities or their subsidiaries and prevail, then the applicable Operating Entity may be adversely effected.

         13.      TAXES

                  There are a number of material income tax considerations, risks, and uncertainties associated with the consummation of the Plan. Refer to
Section XV., "Certain Material Federal Income Tax Consequences of the Plan" and to Sections XIV.D.2., "ENE Tax Group Liability", XIV.I.4., "Tax Risks", XIV.H.3., "Tax Risks", XIV.G.1., "Economic, Political, Regulatory and Legal Risks" and Appendix J: "CrossCountry Financial Projections - 2003-2006" for additional information relating to tax risks.

         14. TRANSPORTADORA DE GAS DEL SUR. S.A. TGS holds an exclusive 35-year license to operate Argentina's main natural gas pipeline. TGS's controlling shareholder is Compania de Inversiones de Energia S.A., a joint venture by ENE and Petrobras Energia S.A. that holds approximately 70% of TGS's common stock. The license to operate the TGS pipeline imposes certain restrictions on the ability of certain ENE affiliates to undergo a change of control, which may be triggered by a distribution of more than 49% of the stock of CrossCountry. Transwestern has also guaranteed the performance of certain obligations of an ENE affiliate under shareholder and other agreements with its joint venture partner. The surviving performance obligations under these agreements primarily involve corporate governance issues and shareholder rights. ENE has provided certain indemnification rights to the CrossCountry Indemnified Parties in respect of such guaranty. Refer to Section IX.F., "Certain Relationships and Related Transactions" for further information. ENE anticipates seeking releases from the foregoing obligations and requirements under the license and the guaranty. However, there can be no assurance that such releases will be obtained, and if they are not obtained, that material liabilities would not be incurred by the ENE estate.

F.       REORGANIZED DEBTORS RISKS

                  In addition to the risk factors enumerated above, the Reorganized Debtors are subject to the following risks:

         1.       FERC MARKET PRICING INVESTIGATION

                  On February 12, 2002, FERC began a fact-finding investigation of potential manipulation of short-term electric and natural gas prices in the western United States. An adverse decision by FERC could result in the repricing of certain trading contracts and may have an adverse effect on the value of ENE's electric and natural gas trading contracts in the western United States, including the accounts receivable associated with such contracts.

         2.       FERC INVESTIGATION REGARDING QUALIFYING FACILITY STATUS

                  FERC has filed two separate proceedings regarding five qualifying facilities in which ENE has or had an indirect ownership interest. The allegation is that ENE's ownership interest in and/or agreements with these qualifying facilities caused electric utility ownership in these projects to increase above the amount permitted to maintain qualifying facility status. In addition, on July 8, 2003, FERC trial staff filed a motion to join into the two above-mentioned proceedings, 17 additional challenges to qualifying facility status (known as dockets), one for each of 14 additional qualifying facilities in which ENE has or has had an indirect ownership interest, and 3 qualifying facilities with which ENE affiliates have had certain contractual relationships. An adverse decision by FERC could negatively affect the relevant Enron Company's equity interests in and/or contractual relationships with these qualifying facilities. Refer to Section IV.C., "Litigation and Government Investigations" for further information.

         3.       GREATER THAN BUDGETED LIQUIDATION COSTS

                  Winding down the Debtors' estates is a very complicated process and will require extensive resources. Prolonged governmental investigations, litigation, complex legal issues, complicated sale processes, changes in market conditions, and additional costs associated with the liquidation of assets that are not transferred to the Operating Entities may result in greater than expected costs. The Debtors have incurred significant costs to date for personnel and professional services. Due to the uncertainty as to the effort, cost, and time necessary to wind down the Debtors' estates, the future expenditures may be materially different than anticipated and may impact the ultimate value of the estates.

G.       PGE RISKS

                  In addition to the risk factors enumerated above, PGE is subject to the following risks:

         1.       ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS

                  a. PAYMENT OF DIVIDENDS. Historically PGE paid quarterly cash dividends to ENE. During the first two quarters of 2001, PGE paid an aggregate of $40 million in cash dividends to ENE. PGE has not paid any cash dividends to ENE since June 2001. However, in July 2002, PGE made a $27 million non-cash dividend to ENE. Pursuant to OPUC Order No. 97-196, dated June 4, 1997, which approved PGE's sale to ENE, ENE and PGE agreed to certain restrictions on PGE's ability to pay dividends to ENE. These restrictions include (i) not paying common stock dividends in an amount that would reduce the common stock equity capital portion of PGE's total capital to less than 48% without OPUC's approval and (ii) notifying OPUC either 30 days or 60 days in advance of certain dividends. As of March 31, 2003, PGE's common equity ratio was 52%. In connection with PGE's current 364-day credit facility due May 27, 2004, PGE agreed that it would not declare or pay any common stock dividends until the facility is terminated. In addition, under PGE's mortgage bonds, so long as any bonds of any series are outstanding, PGE may not declare or pay dividends (other than dividends in capital stock of PGE) on common stock of PGE or purchase or otherwise retire for a consideration (other than in exchange for or from the proceeds of other shares of capital stock of PGE) any shares of capital stock of PGE of any class, if the aggregate amount so expended after December 31, 1944 would exceed the aggregate amount of PGE's net income available for dividends on its common stock accumulated after December 31, 1944. At December 31, 2002 approximately $838 million of accumulated net income was available for payment of dividends under this provision.

                  There can be no assurance that PGE will be permitted under these or other contractual or regulatory restrictions to pay dividends to its common stockholders in the future.

                  b. CONDEMNATION. In August 2002, the City Council of Portland, Oregon authorized expenditures for professional advice regarding potential acquisition of PGE, including acquiring PGE's assets by condemnation. In addition, initiative petitions circulated in Multnomah County obtained sufficient signatures to place a measure on an election ballot that, if passed, could result in the formation of a PUD in Multnomah County. In June 2003, the Multnomah County Board of Commissioners determined the boundaries of a proposed PUD and set a PUD formation initiative on the November 4, 2003 ballot to be voted on by the county voters. The initiative failed. In August 2003, initiative petitions circulated in Yamhill County also obtained sufficient signatures to place a measure on an election ballot. The Yamhill County Commissioners determined the boundaries of the proposed PUD and set March 2, 2004 as the date for voting on the formation initiative. The expressed intent of the PUD supporters is to have additional elections to expand the PUD boundaries to include all of PGE's service territory. If a PUD is formed, it would have the authority to condemn PGE's distribution assets within the boundaries of the district. Oregon law prohibits a PUD from condemning thermal generation plants. It is uncertain under Oregon law whether a PUD would be able to condemn PGE's hydro generation plants. At this time, PGE cannot assess the potential impact such condemnation would have on PGE. The mortgage indenture requires PGE to deposit the proceeds of any condemnation with the mortgage indenture trustee where they may be applied to redeem first mortgage bonds at PGE's option. There can be no assurance in such event that the proceeds will be sufficient to pay principal and or interest on the bonds or that any amount would be available for distribution to shareholders.

                  c. MEMBERSHIP IN ENE'S CONSOLIDATED TAX GROUP. PGE was a member of the ENE Tax Group from July 2, 1997 through May 7, 2001, and from December 24, 2002 through present. On December 31, 2002, in connection with being re-consolidated with the ENE Tax Group, PGE entered into a tax sharing agreement with ENE pursuant to which PGE agreed to make payments to ENE for income taxes that PGE would incur if it were not a member of the ENE Tax Group. Because PGE is treated as included in the ENE Tax Group, PGE does not pay income taxes to the IRS but, instead, it makes payments to ENE pursuant to the tax sharing agreement. As of July 31, 2003, PGE had paid $37 million to ENE under the tax sharing agreement for estimated taxes for the period from January 1 through March 31, 2003. The determination of whether PGE did, in fact, become a member of the ENE Tax Group on December 24, 2002 is fact intensive, and there can be no assurance that the IRS will agree with ENE's assessment. If the IRS does not agree that PGE became a member of the ENE Tax Group on December 24, 2002, and the matter is not resolved by the Bankruptcy Court or otherwise, PGE may be required to pay additional amounts to the IRS (and, possibly, to certain state and/or local taxing authorities as well). However, ENE believes that all of the requirements for PGE's re-consolidation with the ENE Tax Group have been satisfied.

                  d.       LITIGATION, REGULATORY PROCEEDINGS AND
INVESTIGATIONS. Current and future litigation, regulatory proceedings, and governmental audits and investigations could, individually or in the aggregate, have a material and adverse impact on PGE.

         2.       OPERATIONAL RISKS

                  a. FLUCTUATIONS IN WHOLESALE POWER COSTS. PGE's owned generation capacity is not sufficient to meet its retail load requirements. To supplement its own generation, PGE purchases power through both long-term power purchase contracts and short-term, including spot, purchases in the wholesale market as needed. The availability and price of power PGE purchases is significantly affected by the amount of surplus generating capability in the western United States, the number and credit quality of wholesale marketers and brokers participating in the energy trading markets, the cost of fuels, price caps set by FERC, and hydro conditions. Northwest hydro conditions, such as a severe or sustained drought, have a significant impact on the supply and cost of power in the region, and on PGE's ability to economically displace its more expensive thermal generation. The availability and price of purchased power are also affected by weather conditions in the Northwest during winter months and in California and the Southwest during summer months. Although there are regulatory procedures for PGE to seek recovery of any additional power costs through its rates, there can be no assurance that PGE would be allowed such recovery.

                  b. FUEL COSTS AND RELATED HEDGING ACTIVITIES. PGE's primary business is to provide electricity to its retail customers. PGE uses both long-and short-term purchased power contracts to supplement its thermal and hydroelectric generation to meet its load, as well as to respond to seasonal fluctuations in the demand for electricity and variability in generating plant operations. In meeting these needs, PGE is exposed to market risk arising from the need to purchase power and to purchase fuel for its natural gas and coal-fired generating units. To lower its financial exposure related to commodity price fluctuations and manage its portfolio of resources, PGE routinely enters into contracts to hedge purchase and sale commitments, fuel requirements, weather conditions, inventories of natural gas, coal, and other commodities. As part of its strategy, PGE routinely utilizes fixed-price forward physical purchase and sales contracts, financial swaps, options, and futures contracts. As a result of marketplace illiquidity and other factors, PGE's power operations may, at times, be unable to fully hedge the portfolio for market risks. PGE may, at times, have an open position in the market, within established guidelines, resulting from the management of its portfolio. To the extent open positions exist, fluctuating commodity prices can impact financial results and financial position, either favorably or unfavorably. In addition, the risk management procedures PGE has in place may not always work as planned.

                  In connection with its hedging activities, PGE manages the risk of counterparty default by performing financial credit reviews and setting limits and monitoring exposures, requiring collateral when needed and using standardized enabling agreements that allow for the netting of positive and negative exposures associated with a counterparty. Despite such mitigation efforts, defaults by counterparties may periodically occur.

                  Even though PGE attempts to hedge some portion of its fuel requirements, PGE still may face the risk of supply interruptions and fuel price volatility. The price PGE can obtain

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

for the sale of energy may not compensate it for its increased fuel costs, which may have an adverse effect on financial performance.

                  As a result of these and other factors, PGE cannot predict with precision the impact that its risk management decisions may have on its business, operating results, or financial position.

                  c. DECREASE IN ELECTRICITY DEMAND. A sustained decrease in demand for electricity in PGE's service territory would significantly reduce revenues and, as a result, adversely impact the financial condition of PGE. Factors that could lead to a decrease in demand include, among others, a recession or other adverse economic condition in the territory, particularly any economic slowdown in the manufacturing and technology sectors, and weather conditions that result in lower consumption by consumers.

         3.       ENVIRONMENTAL RISKS

                  a. PORTLAND HARBOR. A 1997 investigation of a portion of the Willamette River known as the Portland Harbor, conducted by the EPA, revealed significant contamination of sediments within the harbor. Subsequently, the EPA included Portland Harbor on the federal National Priority list pursuant to CERCLA. PGE, together with a large number of other parties, received notice from the EPA of PGE's potential liability with respect to the Portland Harbor contamination. PGE's investigations to date have shown no significant soil or groundwater contaminations with a pathway to the Willamette River sediments from its Harborton substation facility. It is believed that PGE's contribution to the sediment contamination, if any, could qualify it as a de minimis potential responsible party under CERCLA. There can be no assurance, however, that PGE will not incur significant liability with respect to the cost of investigation and remediation of the Portland Harbor, which may materially adversely impact PGE's financial condition or results of operations. Refer to Section VIII.A.7., "Environmental Matters" for further information.

h.       CROSSCOUNTRY

                  In addition to the risk factors enumerated above, CrossCountry is subject to the following risks:

         1.       ECONOMIC, POLITICAL, REGULATORY AND LEGAL RISKS

                  a. EXECUTION OF GROWTH STRATEGY. CrossCountry's current strategy contemplates growth through both the acquisition of other energy assets and the expansion of the Pipeline Businesses' existing systems. Any limitations on the access of CrossCountry or its subsidiaries and affiliates to debt or equity capital may impair CrossCountry's ability to execute its growth strategy. CrossCountry's ability to access reasonably priced debt capital is dependent in part on its ability, and the ability of its subsidiaries, to maintain favorable credit ratings. On November 6, 2003, Transwestern closed on a 364-day extension and restructuring of its prior credit facility. The aggregate commitment under the extended and restructured facility is $486 million, composed of a $50 million revolver and $436 million of 364 day term loans.

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

                  In addition, there are numerous risks involved in CrossCountry's growth strategy through acquisitions, including, among others, that CrossCountry may: (i) not be able to identify suitable acquisition candidates; (ii) not be able to make acquisitions on economically acceptable terms, or if made, assure that the acquisitions will be successful; (iii) encounter material costs in seeking to make acquisitions or not be able to complete any potential acquisitions it has pursued; (iv) encounter difficulties in integrating operations and systems following acquisitions; or (v) encounter difficulties or delays in obtaining regulatory approvals, which, in each case, could have an adverse impact on CrossCountry's financial condition.

                  The failure of CrossCountry or the Pipeline Businesses to generate sufficient funds in the future from the Pipeline Businesses' operations or other financing sources may also cause the delay or abandonment of the Pipeline Businesses' expansion plans and thus, adversely impact CrossCountry's earnings and financial condition. Also a proposed expansion may cost more than planned to complete, and such excess costs, if found imprudent by FERC, may not be recoverable. The inability to recover any such costs or expenditures may adversely impact CrossCountry's financial condition. Transwestern's planned San Juan expansion is dependent on Transwestern's ability to secure additional financing to cover the capital cost of that project.

                  In addition, the Pipeline Businesses' ability to engage in any expansion project will be subject to numerous factors beyond CrossCountry's control, including, among others, the following: (i) customers may be unwilling to sign long-term contracts for service that would make use of a planned expansion; (ii) CrossCountry's competitors may provide transportation services to the area to which CrossCountry is expanding; (iii) competing entities may construct new competing pipelines, and those new or expanded pipelines may offer transportation services that are more desirable to customers because of costs, location, supply options, facilities, or other factors; and (iv) the necessity of obtaining shareholder approvals may delay or interfere with completion of acquisitions or expansions in certain cases, including the approval of ENE prior to the distribution to Creditors of CrossCountry Common Stock pursuant to the Plan.

                  There can be no assurance that any future expansion or extension project will be undertaken or, if undertaken, will be successful.

                  b. FERC PROCEEDINGS REGARDING FINANCING AND CASH MANAGEMENT PRACTICES. CrossCountry's interstate Pipeline Businesses are subject to extensive regulation by FERC. A FERC proceeding is currently underway that relates to certain past financing and cash management activities of Transwestern. That proceeding questioned Transwestern's entering into a $550 million loan prior to ENE's bankruptcy and its loan of the proceeds of that borrowing to ENE. The proceeding resulted in a settlement between FERC's staff and Transwestern but the settlement was challenged by a Transwestern customer and is now awaiting final action by FERC. If accepted by FERC, the protesting customer's position could result in disallowance of Transwestern's ability to recover costs associated with the loan. Proceedings are also ongoing with respect to industry-wide cash management practices and intracompany transactions, as well as FERC audits of such practices, among ENE-affiliated pipelines. CrossCountry does not expect any of these proceedings to have a material adverse impact on its financial position but no assurance can be given as to their final outcome. Refer to Section IX.A.6., "Regulatory Environment" for further information.

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

                  c. FERC IMPOSED TARIFF ADJUSTMENTS. Because CrossCountry's businesses are primarily interstate natural gas pipelines subject to regulation as natural gas companies under the Natural Gas Act of 1938, as amended, the rates the interstate Pipeline Businesses can charge their customers and other terms and conditions of service are subject to approval by FERC.

                  Under the terms of the interstate Pipeline Businesses' transportation service contracts and in accordance with FERC's rate-making principles, the interstate Pipeline Businesses' current maximum tariff rates are designed to recover costs included in their pipeline systems' regulatory cost of service that are associated with the construction and operation of the pipeline systems that are reasonably and prudently incurred, including a reasonable return on invested capital. CrossCountry's interstate Pipeline Businesses' tariffs also permit them to charge negotiated rates for transportation services to certain shippers, subject to the availability of base tariff rates, or recourse rates, calculated on a traditional cost-of-service basis and provided that non-rate terms and conditions in any agreement do not deviate in any material aspect from those set forth in the tariff or applicable form of service agreement contained in the tariff.

                  No assurance can be given that FERC will not alter or refine its preferred methodology for establishing pipeline rates and tariff structures. Nor can any assurance be given that all costs incurred, including a reasonable return on capital, will be recoverable through rates. Failure by the interstate Pipeline Businesses to recover material costs would adversely impact CrossCountry's financial condition. Additionally, other aspects of the interstate Pipeline Businesses' rate and services structures, such as the mechanism for recovery of compressor fuel from customers, may be modified by FERC during rate review proceedings and such modification of rate and service structures may have an adverse impact on CrossCountry's financial condition. Specifically, Transwestern's current authorization to collect physical volumes of natural gas from its customers to compensate Transwestern for natural gas burned as fuel in its compressors could be modified in a way that reduces the amount of natural gas Transwestern has available to sell for its own account.

                  In addition, regulators and shippers on the pipelines have rights to challenge the rates the pipelines charge and the pipelines' tariffs may be modified in periodic rate proceedings, or at any time in response to a complaint proceeding initiated by a customer of the pipeline, or by FERC itself. While there are currently no material proceedings challenging the rates of any of the interstate Pipeline Businesses, CrossCountry cannot predict what challenges the interstate Pipeline Businesses may have to their rates in the future.

                  Florida Gas filed a new rate case on October 1, 2003 and Northern Border Pipeline, and Transwestern are required under previous settlement agreements with FERC to file new rate cases to be effective no later than May 2006 and November 2006, respectively. While CrossCountry does not expect those rate proceedings to adversely impact its financial position, no assurance can be given as to the final outcome.

                  d. MAINTENANCE AND EXPIRATION OF TRANSPORTATION SERVICE AGREEMENTS. CrossCountry's financial condition and results of operations are dependent on the interstate Pipeline Businesses' ability to maintain long-term transportation service agreements with their

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

largest customers at favorable transportation rates. Upon expiration, existing customers may not extend their contracts at rates favorable to the interstate Pipeline Businesses on a long-term basis, or at all. The interstate Pipeline Businesses may also be unable to obtain favorable replacement agreements as existing contracts expire. The extension or replacement of the existing contracts with their customers depends on a number of factors beyond the interstate Pipeline Businesses' control, including but not limited to: (i) availability of economically deliverable supplies of natural gas for transport through their pipeline systems; (ii) demand for natural gas in the interstate Pipeline Businesses' market areas; (iii) the relative price of natural gas compared to competing fuels; (iv) the basis differential between receipt and delivery points on the pipeline systems; (v) competition to deliver natural gas to the interstate Pipeline Businesses' major marketplaces from alternative sources; (vi) whether transportation of natural gas pursuant to contracts continues to be market practice; and (vii) whether the interstate Pipeline Businesses' strategies, including their expansion strategies, continue to be successful.

                  Transwestern, Florida Gas and Northern Border Pipeline also have significant amounts of their capacity subject to contracts that expire over the next four years. Additionally, certain of Florida Gas's contracts are subject to early termination in the event of deregulation of the Florida electric market or upon the occurrence of other triggering events. Any failure to extend or replace these contracts may have an adverse impact on CrossCountry's financial condition.

                  In addition, competition from other interstate natural gas pipelines may adversely impact the ability of the interstate Pipeline Businesses to re-contract for expiring transportation capacity and could lead to lower levels of profitability. Transwestern faces competition resulting from the recent expansion of Kern River's pipeline and from a proposed expansion of El Paso Natural Gas's system. In addition, Florida Gas faces competition from Gulfstream's proposed expansion on the East coast of Florida.

                  e. CONCENTRATED GAS TRANSPORTATION REVENUES. Certain of CrossCountry's Pipeline Businesses are dependent on a relatively small number of customers for a significant portion of their revenues. As a result, failure of one or more of the Pipeline Businesses' most significant customers to pay for contracted pipeline capacity reservation charges, for reasons related to financial distress or otherwise, could reduce CrossCountry's revenues materially if alternate arrangements were not made, such as adequate replacement contracts. Accordingly, the loss of one of these customers or a decline in its creditworthiness could adversely impact the results of operations, financial condition, and cash-flow of CrossCountry and its Pipeline Businesses.

                  f. EXPANSION OF NORTHERN BORDER PARTNERS' MIDSTREAM GAS GATHERING BUSINESS. Northern Border Partners' ability to expand its midstream gas gathering business will depend in large part on the pace of drilling and production activity in the Powder River, Wind River, and Williston Basins or other natural gas producing basins in which it subsequently constructs or acquires gas gathering and processing operations. Drilling and production activity will be impacted by a number of factors beyond Northern Border Partners' control, including demand for and prices of natural gas, producer response to the recently issued Record of Decision for the Wyoming Environmental Impact Statement and outcome of pending lawsuits challenging the Record of Decision, the ability of producers to obtain necessary permits, and capacity constraints on natural gas transmission pipelines that transport gas from the producing areas.

                  g. OPERATING INCOME FROM THE PURCHASE AND SALE OF NATURAL GAS AND NATURAL GAS LIQUIDS. Certain of CrossCountry's subsidiaries or affiliates derive a portion of their operating income from the purchase and sale of natural gas and NGLs. Citrus Trading derives substantially all of its operating margin from the purchase and sale of natural gas, and marks-to-market its portfolio of contracts, the longest of which extends to 2013. Under Transwestern's tariff, Transwestern's customers provide Transwestern with more natural gas than is necessary to fuel Transwestern's pipeline system's compressors. The amount of surplus fuel is dependent on system throughput in each of Transwestern's pipeline segments. This surplus gas is available for Transwestern to resell to third parties for Transwestern's own account. Additionally, a Northern Border Partners affiliate, Bear Paw Energy, has gathering and processing contracts associated with its midstream gas gathering business in the Williston Basin that require its customers to pay for the service they receive from Bear Paw Energy with physical quantities of natural gas and liquids. The amount of natural gas and NGLS received is dependent on total system throughput and the composition of the untreated gas stream.

                  Citrus Trading is naturally hedged on approximately half of its portfolio due to purchases and sales being on substantially the same terms, with the remainder of the portfolio purchased on a floating price basis and sold at a fixed price. In addition, Transwestern and Northern Border Partners' midstream gathering business in the Williston Basin have contracted to hedge the value of their assets and operations, and are substantially hedged through 2003 and 2004. However, these businesses do not cover the entire exposure of their assets or their positions to market price volatility and the coverage will vary over time. To the extent these businesses have unhedged positions or their hedging procedures are not as successful as planned, fluctuating commodity prices may adversely impact CrossCountry's financial condition. Refer to Section XIV.H.4.a., "Citrus Trading Contract Risk".

                  h. CONTINUED ACCESS TO TRIBAL LANDS. The Pipeline Businesses' ability to operate their pipelines on certain tribal lands will depend on their success in maintaining existing rights-of-way and obtaining new rights-of-way on those tribal lands. Transwestern recently extended the term of its right-of-way grant with several tribes including the Navajo Nation. The extended right-of-way grant with the Navajo Nation expires in 2009. Additionally, securing rights-of-way is critical to Transwestern's ability to construct its proposed San Juan expansion project and other expansion projects. CrossCountry cannot assure that it will be able to acquire new rights-of-way on tribal lands or maintain access to existing rights-of-way upon the expiration of current grants. Accordingly, CrossCountry's financial position could be adversely affected if the costs of new or extended right-of-way grants are not allowed to be recovered in the Pipeline Businesses' rates.

                  i. SIGNIFICANT DECREASE IN DEMAND FOR NATURAL GAS. A sustained decrease in demand for natural gas in the markets served by the Pipeline Businesses' systems would significantly reduce the revenues of the Pipeline Businesses and, consequently, adversely impact the financial condition of CrossCountry. Factors that could lead to a decrease in market demand include, among others, the following: (a) a recession or other adverse economic condition that results in lower spending by consumers on natural gas; (b) an increase in the market price of natural gas; (c) higher fuel taxes or other governmental or regulatory actions that increase, directly or indirectly, the cost of natural gas or that limit the use of natural gas; or (d) a shift by consumers to more fuel-efficient or alternative fuel machinery or an improvement in fuel economy, whether as a result of technological advances by manufacturers, pending legislation proposing to mandate higher fuel economy, or otherwise.

                  j. LITIGATION, REGULATORY PROCEEDINGS AND INVESTIGATIONS. Current and future litigation, regulatory proceedings, and governmental audits and investigations including claims relating to prepetition activities of ENE, could, individually or in the aggregate, have a material adverse impact on CrossCountry. For a description of current litigation, regulatory proceedings and governmental investigations that involve or may involve CrossCountry and its subsidiaries and affiliates, refer to Sections IX.A.6., "Regulatory Environment" and IX.C., Historical Financials, Projections and Valuation".

                  k.       RELATED PARTY TRANSACTIONS

                  The discussion of the results of operations for Citrus Corp. and Subsidiaries contained in Appendix I includes a discussion of an $80 million gas sales, purchase and exchange arrangement and a $20 million prepayment arrangement, each between Citrus Trading and an ENE affiliate during December 2000 and January 2001. Although the proceeds from the $80 million transactions were reported in the audited financial statements of Citrus as cash from operating activities, these gas sales arrangements could be viewed as financings. These transactions are currently under review. Refer to Appendix I:
"CrossCountry Historical Financials" for further information.

                  l. RETIREE BENEFITS. In accordance with the Debtors' request to terminate the Enron Gas Pipelines Retiree Benefits Trust, the Debtors intend to distribute certain trust assets to CrossCountry entities following such entities' express assumption of retiree benefit liabilities associated with such assets for current and former employees. The applicable CrossCountry entities will be assuming liabilities estimated as of June 30, 2002 of approximately $16.87 million and will be receiving assets estimated as of the same date of approximately $7.55 million. The CrossCountry entities are permitted to recover a portion of the cost of retiree benefits through their rate cases, however, there can be no assurance that the CrossCountry entities will be able to recover the full cost of their retiree benefit liabilities. Refer to Section IV.A.8.c, "Retiree Benefits" for further information.

         2.       STRUCTURAL RISKS

                  a. DEPENDENCE ON EARNINGS AND DISTRIBUTIONS OF CITRUS AND NORTHERN BORDER PARTNERS. CrossCountry will derive a significant portion of its cash flow from its interest in Citrus and its general and limited partner interests in Northern Border Partners. A significant decline in Northern Border Partners' or Citrus's earnings and/or cash distributions would have a corresponding negative impact on CrossCountry. For further information on the earnings and cash distributions of Northern Border Partners, refer to Section IX.A.2.c., "Northern Plains" or Northern Border Partners' 2002 Annual Report on Form 10-K available for free in the "Related Documents" section at http://www.enron.com/corp/por/.

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

                  b. CONTROL OVER PIPELINE BUSINESSES. Prior to the distribution of CrossCountry's common stock pursuant to the Plan, ENE's consent will be required for CrossCountry to take certain corporate actions. These actions include, among others, entering into certain joint ventures, mergers or other business combinations, undertaking certain capital expenditures or expansions, or incurring certain indebtedness. Refer to Section IX.F.1.a., "CrossCountry Contribution and Separation Agreement" for further information.

                  CrossCountry will have varying degrees of management control over the operation of its Pipeline Businesses that are not wholly owned subsidiaries. With respect to these entities, certain significant actions will require the consent of other joint venture parties or equity holders or their representatives, and CrossCountry will not be in a position to direct the outcome of all matters related to the underlying businesses. For example, Citrus's organizational documents and Florida Gas's organizational documents require that "important matters" be approved by both shareholders of Citrus. Important matters include the declaration of dividends and similar payments, the approval of operating budgets, the incurrence of indebtedness, and the consummation of a number of significant transactions. There is a risk that Citrus, with 50/50 joint ownership between CrossCountry and Southern Natural Gas, will reach a deadlock in the decision-making process, which could adversely affect the operation of this business, possibly for an extended period. Refer to
Section IX.A.1.b., "Employees and Pipeline Services" for further information. The Citrus governance documents do not provide a specific mechanism for resolving such a deadlock. Accordingly, any disagreement that arises between the owners of Citrus could prevent approval of actions requiring an affirmative vote of the Citrus Board of Directors or require litigation to resolve.

                  Likewise, certain decisions by Northern Border Partners and its subsidiary Northern Border Pipeline require concurrence by entities not controlled by CrossCountry. Accordingly, significant expansions and acquisitions, as well as any change to the distribution policy at Northern Border Pipeline, would require consent by entities not controlled by CrossCountry. CrossCountry may be unable to unilaterally compel outcomes that are in CrossCountry's best interest as to those non-controlled subsidiaries.

         3.       TAX RISKS

                  The CrossCountry Projections assume that ENE will pay cash for the full amount of the net receivable balance owing to Transwestern under the applicable tax allocation agreement; however, because this net receivable balance may be subject to adjustments (as a result of audits by taxing authorities) and future negotiations between ENE and Transwestern, and because any payment with respect to such balance is subject to prior consent of the Creditors' Committee, the actual amount that ultimately is paid (if any) may vary materially from the amount projected. Refer to Appendix J: "CrossCountry Financial Projections - 2003-2006".

         4.       OTHER RISKS

                  a. CITRUS TRADING CONTRACT RISK. Citrus Trading is a party to a long term commodity sale contract with Auburndale Power Partners that is substantially "out-of-the-money." This "out-of-the-money" position was historically offset by gas supply arrangements, one of which was recently terminated. That termination leaves the Auburndale contract 50% unhedged. Citrus Trading's "out-of-the-money" position with Auburndale is no longer fully offset by in the money supply contracts. Citrus Trading is currently performing under the Auburndale contract, but there can be no assurance that it will be able to continue performing or continue as a going concern.

I.       PRISMA RISKS

                  In addition to the risk factors enumerated above, Prisma is subject to the following risks:

         1.       ECONOMIC, POLITICAL, REGULATORY, AND LEGAL RISKS

                  a. INTERNATIONAL ECONOMIC SLOWDOWN. The current worldwide economic slowdown has increased political and regulatory pressure to lower energy costs in many countries in which Prisma operates. The delivery of energy products and services is an inherently political business because it ultimately involves the delivery of a basic necessity to a large group of consumers. When economies are growing, governments tend to focus on the development of energy infrastructure projects. When economies slow, political pressures shift to emphasize the lowering of energy costs. Economic downturns have also historically led to governments coming into power that are interested in playing a more active role in regulating energy prices. The regulatory systems in many of the countries in which the transferred businesses conduct operations are not immune from, and at times are highly susceptible to, such political pressures. Political pressure may cause regulators in the countries in which the transferred businesses conduct operations to enact new regulations or to modify or repeal existing regulations that could adversely affect the transferred businesses. There can also be no assurances that political pressures will not result in the expropriation of assets or businesses by the countries in which the transferred businesses operate.

                  b. REGULATORY INTERVENTION AND POLITICAL PRESSURE. Past and potential regulatory intervention and political pressures may lead to tariffs that are not compensatory or otherwise undermine the value of the long-term contracts entered into by the transferred businesses. The revenues of some of the key businesses expected to be a part of Prisma, including SK-Enron, Elektro, and Vengas, are dependent on tariffs or other regulatory structures that allow regulatory authorities to periodically review the prices such businesses charge customers and the other terms and conditions under which services and products are offered. Other key businesses expected to be a part of Prisma, such as Accroven, Cuiaba, and Trakya, rely on long-term contracts with governmental or quasi-governmental entities for all or substantially all of their revenues. Because of political or other pressures, including those discussed above, regulatory authorities may set rates that do not provide a meaningful rate of return on amounts invested or allow for a sufficient recovery of operating costs or may otherwise not respect the contractual frameworks upon which some of the transferred business were developed and are currently operated. For example, Elektro's concession agreement provides that its terms can be changed by the government in certain cases to re-establish "financial and economic equilibrium." However, neither the standards nor the mechanics for this process are clearly specified and any such change could be effected in a manner adverse to Elektro's interest. In addition, in Brazil, certain government-appointed officials have questioned certain contractually fixed terms of the Cuiaba project's power sales agreement with a government-controlled entity. In 2001 and 2002 in Turkey, a New Energy Market Law and related regulations were adopted and a new regulatory body created to liberalize the electricity market. The new law and regulations do not exempt existing generators from its requirements and the new regulator has been confrontational with the Trakya project, expressing its intention to abrogate or renegotiate existing contracts in favor of the new regulatory regime. The abrogation or renegotiation of any of the long-term contracts of a business would likely lead to significantly lower revenues for such business.

                  c. POLITICAL INSTABILITY, CIVIL UNREST, AND REGIME CHANGE. Prisma may suffer losses as a result of political instability, civil unrest, and regime change. The political and social conditions in many of the countries where the transferred businesses are located present many risks, such as civil strife, guerrilla activities, insurrection, border disputes, leadership succession turmoil, war, expropriation, and nationalization, that are generally greater than risks in the United States. For example, the revelations of nuclear weapons capabilities in North Korea have increased regional tensions and harmed the investment environment in South Korea and may harm the financial results of SK-Enron. Also, general strikes in Venezuela in late 2002 left Vengas with a drastically reduced supply of LPG for almost a month and caused PdVSA to be delinquent in payments to Accroven. Continuing political turmoil in Venezuela and in other countries may continue to harm the financial results of the transferred businesses.

                  Changes in governments, even through democratic elections, have caused, and may in the future cause, losses for some of the transferred businesses as a result of the uncertainty they create. Changes in governments in foreign countries frequently result in greater regulatory changes than do changes in administrations in the United States.

                  d. DEVALUATIONS OF FOREIGN CURRENCIES. Prisma may suffer losses as a result of devaluations in the currencies of the countries in which it is expected to operate. The revenues of some of the key businesses expected to be a part of Prisma, including SK-Enron, Elektro, and Vengas, are collected substantially or exclusively in the relevant local currency. In such cases, a strengthening of the U.S. dollar relative to such local currency will reduce the amount of cash flow and net income of such business in U.S. dollar terms. Such devaluations will also diminish the asset base in U.S. dollar terms on which businesses subject to rate of return tariff regulation, such as SK-Enron and Elektro, are allowed to earn a regulated return. Certain countries where Prisma will derive significant revenue and be exposed to these risks, including Brazil and Venezuela, have experienced moderate to severe devaluations of the local currency in recent years. The results of Elektro and Vengas have been materially reduced in U.S. dollar terms as a result and will continue to be reduced to the extent the relevant local currency continues to decline in value relative to the U.S. dollar.

                  Currency devaluation risk is further exacerbated when a business has borrowed funds or has significant payment obligations in one type of currency but receives revenue in another. This is the case with Elektro, which has dollar-denominated loans and dollar-denominated payment obligations under a long-term PPA. In such cases, an adverse change in exchange rates will erode the capital of such business and reduce its ability to meet debt service or other payment obligations or to obtain dollar-denominated goods and services.

                  In some cases the contractual agreements that are the sources of revenue of the transferred businesses provide for payments to be made in, or indexed to, U.S. dollars or a currency freely convertible into U.S. dollars. No assurance can be given, however, that these structures will continue to be effective in all cases or that any given counterparty will be able to obtain acceptable currency to meet its obligations or that these structures will not adversely affect the credit risk of any given counterparty. Other than these contractual arrangements, it is not anticipated that Prisma will be able to hedge against devaluation risks in a cost-effective matter.

                  e. INABILITY TO REMIT OR CONVERT PROFITS. Prisma may not receive dividends or other distributions from the transferred businesses because of exchange controls or similar government regulations restricting currency conversion or repatriation of profits. Economic and monetary policies and conditions in a given country and other factors could affect Prisma or its businesses' ability to convert local currency into U.S. dollars or to remit funds out of the foreign country. Furthermore, the central banks of most foreign countries have the ability to suspend, restrict or otherwise impose conditions on foreign exchange transactions or to approve the remittance of currency into or out of the country. In several of the countries where Prisma is expected to operate, such controls and restrictions have historically been imposed and in others are currently being imposed. For example, Brazil imposed remittance restrictions for six months from late 1989 to early 1990, and Venezuela adopted a currency exchange regime in February 2003 that has yet to be fully implemented, but requires that all exchanges be made through the central bank at a set rate. As with devaluation risk discussed above, these risks can be mitigated only to a limited extent through contractual arrangements. Refer to
Section X.A.3.c(iii), "Vengas, S.A. (Vengas)" for further information on the currency exchange regime in place in Venezuela.

                  f. DIFFICULTY ENFORCING AND DEFENDING CONTRACTUAL AND LEGAL RIGHTS. Certain countries in which Prisma is expected to operate do not have well-developed legal or judicial systems and lack a well-developed, consolidated body of laws governing infrastructure businesses and foreign investment enterprises. In many jurisdictions in which Prisma is expected to operate, there is little if any precedent relating to the structures for such businesses. In addition, the administration of laws and regulations by government agencies in such countries may be subject to considerable discretion. As a result, Prisma and the businesses expected to be a part of Prisma may be unable to enforce their rights under material agreements and governmental rules and regulations.

                  While most of the transferred businesses have entered into agreements that require dispute resolution by international arbitration, such provisions may be difficult to enforce and may not provide the anticipated benefits, and awards resulting from such arbitration may be difficult or impossible to collect. Parties to agreements may try to use local courts to stay or otherwise frustrate arbitration proceedings. For example, despite contractual clauses requiring international arbitration, ENE's 50% partner in SK-Enron recently petitioned a local court and was successful in obtaining the court's permission to place a "preliminary attachment" lien, which was ultimately not enforced, on ENE's ownership interest in the business in an effort to obtain an advantage in resolving a shareholder disagreement.

                  Any awards obtained in arbitration are often difficult to enforce, both because of procedural difficulties and because it is often difficult to find assets that can be levied against in jurisdictions where such an award will be enforced by local courts. In addition, many of the transferred businesses' contracts have counterparties that are sovereigns or other governmental entities, the assets of which are sometimes deemed to be immune from execution. International arbitration or litigation in foreign countries can be a very costly and lengthy process. Even if a transferred business receives an arbitral award or judgment in its favor, it may be unable to collect on such award or judgment to recoup its losses.

                  g. LITIGATION, REGULATORY PROCEEDINGS, AND INVESTIGATIONS. Current and future litigation, regulatory proceedings, and governmental audits and investigations could, individually or in the aggregate, have a material and adverse impact on Prisma. For a description of current litigation, regulatory proceedings and governmental investigations that involve or may involve Prisma and its subsidiaries and affiliates, refer to Sections IX.A.6., "Regulatory Environment" and X.C., "Legal Proceedings" for further information.

         2.       OPERATIONAL RISKS

                  a. UNINSURED PLANT AND EQUIPMENT FAILURES. The power generation businesses that are expected to be a part of Prisma use complex technologies in their operations. A number of these businesses may experience plant and equipment failures that last for extended periods of time. For example, excessive vibration at the Trakya power plant led to an unscheduled outage lasting 92 days beginning in January 2002 and the catastrophic failure of a combustion turbine at the Cuiaba power plant led to a partial unscheduled outage lasting 204 days beginning in August 2001. While it is expected that Prisma will maintain insurance to cover most equipment failures, it will not be able to cover every potential risk and loss. In addition, the deductible waiting period under business interruption policies requires a set period of days to pass prior to receiving benefits from the policies. Prisma may suffer material losses if an equipment failure occurs that is incapable of repair or remedy for an extended period of time, or if that equipment or failure is uninsurable.

                  b. DIFFICULTIES OBTAINING INSURANCE. Prisma may not be able to obtain all customary, desirable, or required insurance on reasonable terms or at all. The market for insurance has changed dramatically in recent years, as a result of the events of September 11, 2001, recent political upheavals, the rise of terrorism, and the armed conflicts in Afghanistan and Iraq. Costs for many types of insurance, such as terrorism insurance, business interruption insurance, and other disaster-based coverage, have risen significantly. Many of the businesses expected to be a part of Prisma have seen their insurance premiums and deductible amounts increase dramatically since 2001. In the future, Prisma may have to spend even greater amounts for insurance premiums, possibly for less coverage. In some cases, such insurance may not be available on commercially reasonable terms for certain businesses, which could have an adverse effect on Prisma's financial condition in the event of an uninsured casualty. Further, many of Prisma's project financings require specific levels of certain insurance. A failure to obtain the required insurance has put, and could in the future put additional, financings in default.

                  c. CONCENTRATION OF CUSTOMERS AND SUPPLIERS. Certain of the transferred businesses rely upon one or a limited number of customers that provide all or substantially all of

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

the business's revenue and/or a limited number of suppliers to provide LPG, natural gas, liquid fuel of various types, and other services required for the operation of the business. Prisma's customers, in turn, are also dependent on transmission and delivery systems to deliver the product to the end-users. The failure of these systems may make Prisma's customers less willing or able to make required payments to Prisma.

                  In certain cases there are long-term purchase or supply agreements and the financial performance of a particular business is dependent upon the continued performance by a customer or supplier of its obligations under such long-term agreement. As a result of the failure of a major customer or supplier to meet its contractual obligations, the affected business may be in default under loan or other agreements, and such business may be unable to meet current debt service obligations or operating expenses and financial results could be materially adversely affected. Any such circumstance that became chronic or prolonged could result in the loss of all economic value from such business for Prisma.

                  In a number of cases, a transferred business's sole supplier or customer is a government-owned entity. In such cases contractual dealings can be more difficult and could become politicized. The government-owned entity may act in accordance with political objectives and not on commercially reasonable terms. For example, the government-owned entity may use its position to force the renegotiation of long-term purchase or supply agreements when market forces cause the underlying economics of an agreement to no longer favor the government-owned entity. Such renegotiation would result in a loss of value from such contracts for the transferred business.

         3.       STRUCTURAL RISKS

                  a. INABILITY TO CONTROL TRANSFERRED BUSINESSES. Prisma will own interests in and manage its businesses exclusively through subsidiaries. Prisma will have varying degrees of management control over the operation of its businesses because Prisma's ownership may vary anywhere from 100% to significantly less than 50%. Refer to the ownership charts in X.A.3., "Transferred Businesses" for further information about each business segment. In some joint venture subsidiaries, Prisma is able to exert a significant degree of influence with respect to the management and operation of the business through contractual agreements granting operating authority to Prisma or its wholly owned subsidiaries, the right through shareholder or other governance agreements to appoint the officers of the joint venture and the right to fill positions on boards of directors or management committees. In certain other joint venture subsidiaries, Prisma's ability to exert influence is more limited. Even in subsidiaries where Prisma has significant rights, actions with respect to many significant matters require the consent of other joint venture parties or equity holders or their representatives and Prisma is not in a position to direct the outcome of many matters related to the underlying businesses. Where Prisma can nominate or appoint officers or directors of a given legal entity, such persons may owe a fiduciary duty to all stakeholders of such entity and will not be able to act solely in the interest and at the direction of Prisma. To the extent the interests of such entity, its other shareholders or its lenders are inconsistent with those of Prisma, the actions of such officers and directors in fulfilling their fiduciary duties may adversely affect the value of Prisma's equity interests in the entity.

                  Although Prisma will seek to establish centralized internal controls and procedures, including standards of internal accounting control, for each business in which it owns an interest, because of its limited control over certain businesses, these efforts may not always be successful. Prisma may not be able to ensure that internal accounting controls are adequate in businesses that it does not control. In addition, varying business cultures and practices in the 14 countries in which Prisma expects to own interests may make it difficult to implement and monitor adequate internal controls regardless of Prisma's ownership in or control over any business.

                  There is a danger that transferred businesses with divided ownership, such as SK-Enron and the 50/50 joint venture between Prisma and Shell with respect to Cuiaba, will reach a deadlock in the decision-making process, which could adversely affect the operation of those businesses, possibly for an extended period. The resolution of such a deadlock in some of Prisma's businesses requires the operation of buy-sell procedures, which allow one owner to set a price at which the other owner is required either to sell its interest or buy the other owner's interest. In any such case, there is a risk that such a deadlock could arise at a time when Prisma does not have sufficient funds available to buy out another partner and therefore would be required to sell its interest even if it believed that the price specified was not representative of the value of the interest Prisma held. In addition, any such forced transfer could have significant negative tax or accounting implications for Prisma.

                  b. RELIANCE ON SUBSIDIARIES FOR DIVIDENDS AND DISTRIBUTIONS. Substantially all of Prisma's cash flow will be dependent upon the receipt of cash dividends and distributions or other transfers from its subsidiaries. Prisma's subsidiaries will be separate and distinct legal entities that in certain instances have no obligation, contingent or otherwise, to make any funds available to Prisma, whether by dividends, loans or other payments. For example, SK-Enron has historically reinvested its earnings and not paid dividends pursuant to the terms of a shareholders agreement that obligates the parties to minimize dividends. In addition, Cuiaba uses a substantial portion of all available earnings to pay loans to ENHBV, an ENE affiliate that may not be transferred to Prisma. Accroven has not been able to pay dividends because it has not achieved project completion (as defined in its financing documents). Prisma will be unable to unilaterally cause dividends or distributions to be made from many of the transferred businesses in which it owns less than a 100% interest. In addition, each subsidiary's ability to pay dividends to Prisma depends on any statutory or contractual restrictions that may be applicable to such subsidiary, which may include requirements to maintain minimum levels of working capital and other assets. Included in such contractual restrictions are the debt agreements of certain subsidiaries that restrict their ability to pay dividends, make distributions, or otherwise transfer funds to Prisma. In addition, a substantial amount of the assets of certain of Prisma's subsidiaries have been pledged as collateral under such debt agreements. To the extent Prisma's subsidiaries do not have funds available or are otherwise restricted from paying dividends to Prisma, its ability to pay dividends on its common stock will be adversely affected. Dividend policies may also be impacted by withholding taxes and other tax treatment that may make it disadvantageous to pay dividends.

                  c. TRANSFER RESTRICTIONS. Most of the transferred businesses are subject to transfer restrictions running in favor of co-sponsors, financing parties, governmental agencies issuing required approvals, off-takers, and others. While Prisma is expected to own and operate or otherwise participate in the management of all of the businesses initially contributed to Prisma, should it desire to sell any in the future, it may need to obtain a consent or waiver of any such restrictions applicable to the business to be sold. The existence of such transfer restrictions may make it more difficult for Prisma to sell its interests and may adversely affect the price at which it may be able to sell its interests.

                  d. CONCENTRATION OF REVENUES. Prisma's results will be disproportionately affected by the results of a few of its largest businesses. It is estimated that SK-Enron and Elektro will represent a material portion of Prisma's revenues, which leaves it disproportionably vulnerable to any negative developments that may arise with respect to those businesses or in South Korea or Brazil.

         4.       TAX RISKS

                  a. TAX TREATIES. Prisma's ability to repatriate the maximum amount of earnings from the various foreign jurisdictions in which its projects conduct activities may be affected by whether income tax treaty benefits are available. The Cayman Islands does not have an income tax treaty network with other countries.

                  b. PASSIVE FOREIGN INVESTMENT COMPANY. For U.S. federal income tax purposes, Prisma is a "foreign corporation." A foreign corporation is classified as a PFIC for federal income tax purposes in any taxable year in which, after taking into account its pro-rata share of the gross income and assets of any company, U.S. or foreign, in which such foreign corporation is considered to own 25% or more of the shares by value, either (i) 75% or more of its gross income in the taxable year is passive income, or (ii) 50% or more of its assets (averaged over the year and ordinarily determined based on fair market value) are held for the production of, or produce, passive income.

                  The Debtors do not anticipate that Prisma will be a PFIC for its first taxable year and, based on Prisma's current business plan, do not anticipate that Prisma will become a PFIC. However, because the Debtors' expectations are based, in part, on interpretations of existing law as to which there is no specific guidance, and because the tests for PFIC status are applied annually, there can be no assurance that Prisma will not be treated as a PFIC. If Prisma is, or becomes, a PFIC, certain shareholders thereof may be subject to adverse U.S. federal income tax consequences upon receipt of distributions from Prisma or upon realizing a gain on the disposition of shares of Prisma Common Stock, including taxation of such amounts as ordinary income (which does not qualify for the reduced 15% tax rate applicable to certain "qualified dividend income") and the imposition of an interest charge on the resulting tax liability as if such ordinary income accrued over such shareholders' holding period for the Prisma Common Stock.

                  Holders of Claims who may receive Prisma Common Stock under the Plan are urged to consult their own tax advisers regarding income derived from holding or disposing of Prisma Common Stock.

                  c. TAX DETERMINATIONS. The businesses to be transferred to Prisma have taken tax positions on many issues and with respect to each of the various jurisdictions in which they may be subject to taxation. Although such transferred businesses believe that such positions are correct, no assurance can be given that taxing authorities will not take a contrary view on any of a number of issues that could have a material adverse effect on the results of Prisma.

                  d. DIFFERENCES IN VALUATION. Upon the transfer of assets (most of which are contracts rights and as such are considered intangibles for U.S. tax purposes) to Prisma, U.S. gain is likely to be recognized in the amount of the difference between the fair market value of the contract rights and the tax basis in either the stock or assets transferred. There is a risk of valuation controversy with the IRS. However, in view of the amount of the Debtors' NOL, the Debtors believe that no material amount of federal income tax liability could result from such controversy. For a discussion of the Debtors' NOL, refer to Section XV., "Certain Material Federal Income Tax Consequences of the Plan".

         5.       OTHER RISKS

                  a. CONTRACTUAL AND REGULATORY DISPUTES. Certain of Prisma's subsidiaries are currently involved in material disputes with regulatory authorities, partners, or contractual counterparties and have taken tax positions that may be subject to dispute. The outcome of these disputes could have a material adverse impact on Prisma's financial condition and on the operation of Prisma's business. Refer to Sections X.A.3., "Transferred Businesses" and X.C., "Legal Proceedings" for further information on such disputes.

                  b. THIRD-PARTY CONSENT TO TRANSFER OF BUSINESSES. At the current time, no operating businesses or assets have been transferred to Prisma. Various approvals and consents of third parties (including governmental authorities) will be needed before the businesses described in this Disclosure Statement can be transferred to Prisma as contemplated by the Plan. There can be no assurance that all or any of such approvals or consents can be obtained. Refer to Section X.A.2., "Risk Factors" for additional information regarding consents required. If any required approval or consent cannot be obtained, then at the discretion of ENE, subject to the consent of the Creditors' Committee as contemplated in the Plan, such business will not be transferred to the ownership of Prisma and, instead, will remain, directly or indirectly, with ENE. Refer to
Section VII.C.1., "Categories of Remaining Assets" for further information. As a result, it is possible that Prisma's businesses may not include all of the transferred businesses described in this Disclosure Statement. In addition, it is possible that any consents or approvals that are given could contain conditions or limitations that could adversely affect Prisma's ability to operate and manage its business, or adversely affect its financial results.

                  Some business may be transferred to Prisma without obtaining certain third party consents that such third parties assert are required to effect such transfer. Transfers without such consents may result in litigation that could have substantial financial consequences to Prisma.

                  c. INVESTMENT COMPANY ACT OF 1940. The Investment Company Act requires the registration of, and imposes various substantive restrictions on, certain companies that engage primarily, or propose to engage primarily, in the business of investing, reinvesting or trading in securities, or that fail certain tests regarding the composition of assets and sources of income and are not primarily engaged in businesses other than investing, holding, owning, or trading securities. Based on a preliminary analysis, which assumed that all of the businesses to be transferred to Prisma as described in this Disclosure Statement are in fact transferred, Prisma believes that it will not be required to register as an "investment company" under the Investment Company Act. There can be no assurance, however, that (i) a change in the mix of businesses to be transferred to Prisma or any subsequent information will not change this analysis, or (ii) the SEC will not otherwise determine that Prisma is an "investment company" required to register under the Investment Company Act. If Prisma were required to register as an investment company under the Investment Company Act, it would become subject to substantial regulations with respect to its capital structure, management, operations, transactions with affiliates, and other matters. Registration as an investment company under the Investment Company Act would have a material adverse effect on Prisma.

J.       LITIGATION TRUST RISKS

                  In addition to the risk factors enumerated above, the Litigation Trust and the Special Litigation Trust are subject to the following risk:

         1.       NONOCCURRENCE OF DISTRIBUTIONS

                  Distributions from the Litigation Trust and the Special Litigation Trust will be dependent upon the success of the Litigation Trust Claims and Special Litigation Trust Claims and the proceeds of such Litigation Trust Claims and Special Litigation Trust Claims being in excess of the liabilities, obligations, and expenses of the Litigation Trust and Special Litigation Trust, as the case may be. The Debtors can make no assurances that there will be any distributions from the Litigation Trust or the Special Litigation Trust.

     XV.      CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

   CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED
                                    HERETO.

                  The following discussion summarizes certain material federal income tax consequences of the implementation of the Plan to the Debtors and to certain holders of Allowed Claims. This summary does not address the federal income tax consequences to holders of Claims who are deemed to have rejected the Plan in accordance with the provisions of section 1126(g) of the Bankruptcy Code (i.e., holders of Enron Subordinated Debenture Claims (Class 183), Subordinated Claims (Classes 376-382), Enron Preferred Equity Interests (Class 383), Enron Common Equity Interest (Class 384), and Other Equity Interests (Class 385)) or holders whose Claims are entitled to payment in full in Cash or are otherwise unimpaired under the Plan and to holders of Claims who are deemed to have accepted the Plan (i.e., holders of Allowed Administrative Expense Claims, Allowed Priority Claims and Allowed Secured Claims and Intercompany Claims). Additionally, this summary does not address the federal income tax consequences to holders of Allowed Intercompany Claims or to Settling Former Employees.

                  This summary is based on the IRC, existing and proposed Treasury Regulations, judicial decisions, and published administrative rules and pronouncements of the IRS as in effect on the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such change could significantly affect the federal income tax consequences described below.

                  The federal income tax consequences of the Plan are complex and are subject to significant uncertainties. The Debtors have not requested an opinion of counsel with respect to any of the tax aspects of the Plan. While the Debtors have filed ruling requests with the IRS concerning certain, but not all, of the federal income tax consequences of the Plan, there is no assurance that a favorable ruling will be obtained, and the consummation of the Plan is not conditioned upon the issuance of such rulings.

                  This summary does not address state, local or foreign income or other tax consequences of the Plan, nor does it purport to address the federal income tax consequences of the Plan to special classes of taxpayers (such as non-U.S. persons, broker-dealers, banks, mutual funds, insurance companies, financial institutions, thrifts, small business investment companies, regulated investment companies, tax-exempt organizations, persons holding Common Stock of any of the Operating Entities as part of a hedging, straddle, conversion or constructive sale transaction or other integrated investments, traders in securities that elect to use a mark-to-market method of accounting for their security holding, certain expatriates, or former long term residents of the United States, persons who receive Common Stock of any of the Operating Entities as compensation, holders of 10% or more of the voting power (directly, indirectly or constructively) of Prisma, or pass-through entities or investors in pass-through entities).

                  ACCORDINGLY, THE FOLLOWING SUMMARY IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND ADVICE BASED UPON THE PARTICULAR CIRCUMSTANCES PERTAINING TO A HOLDER OF A CLAIM. EACH HOLDER OF A CLAIM IS URGED TO CONSULT ITS OWN TAX ADVISORS FOR THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES APPLICABLE TO IT UNDER THE PLAN.

A.       CONSEQUENCES TO THE DEBTORS

                  For federal income tax purposes, ENE is the parent of an affiliated group of corporations that includes certain of the Debtors and certain of their corporate subsidiaries that join in the filing of a consolidated federal income tax return. This group of corporations, the ENE Tax Group, has reported substantial consolidated NOL carryforwards for federal income tax purposes as of December 31, 2002. In addition, the Debtors expect that the ENE Tax Group will incur additional losses during the taxable year ending December 31, 2003, which the Debtors expect will generate additional NOL carryforwards for the ENE Tax Group as of December 31, 2003. The amount of such NOLs and NOL carryforwards remains subject to review and adjustment by the IRS and to the application of Sections 108 and 382 of the IRC.

                  If the Debtors remain in existence following the Effective Date, the sole purpose of their remaining in existence will be the winding-up of their affairs. Accordingly, the Debtors intend to treat the Plan as a plan of liquidation for federal income tax purposes. As discussed below, due to the lack of direct authoritative guidance as to the survival and utilization of NOL carryforwards and the timing of recognition of cancellation of indebtedness in the context of a plan of liquidation there is a risk that certain of the Debtors' favorable tax attributes (such as any losses incurred through the end of the taxable year in which the Plan becomes effective, NOL carryforwards, and tax basis) may be substantially reduced, eliminated, or subjected to significant limitations as the result of implementation of the Plan. The Debtors believe that, notwithstanding the potential for attribute reduction, elimination or limitation, implementation of the Plan should not cause them to incur a material amount of federal income tax so long as they have disposed of substantially all of their assets on or prior to the earlier of (a) the earliest date on which an "ownership change" (within the meaning of Section 382 of the IRC, as discussed below) occurs or (b) the last day of the taxable year that includes the earliest date on which they are treated, for federal income tax purposes, as having a discharge of a material amount of indebtedness (as discussed below). The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to the earlier of these dates; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when these dates occur and (ii) certain of the Debtors' assets are subject to transfer restrictions (including the possible requirement for governmental or third-party private consents) that may prevent their timely disposition by the Debtors.

         1.       CANCELLATION OF DEBT

                  The IRC provides that a debtor in a bankruptcy case must reduce certain of its tax attributes - such as NOL carryforwards, current year NOLs, tax credits, and tax basis in assets - by the amount of any COD that arises by reason of the discharge of the debtor's indebtedness. Under recently issued Treasury Regulations (as well as proposed tax legislation) the reduction in certain tax attributes (such as NOL carryforwards) occurs on a consolidated basis where, as in the case of the Debtors who are members of the ENE Tax Group, a consolidated federal income tax return is filed. COD is the amount by which the adjusted issue price of indebtedness discharged exceeds the amount of cash, the issue price of any debt instrument and the fair market value of any other property given in exchange therefor, subject to certain statutory or judicial exceptions that can apply to limit the amount of COD (such as where the payment of the cancelled debt would have given rise to a tax deduction).

                  If the amount of such a debtor's COD is sufficiently large, it can eliminate these favorable tax attributes; to the extent the amount of COD exceeds the amount of such tax attributes, the excess COD has no adverse federal income tax consequence. Any reduction in tax attributes under these rules does not occur until the end of the taxable year after such attributes have been applied to determine the tax in the year of discharge or, in the case of asset basis reduction, the first day of the taxable year following the taxable year in which the COD occurs.

                  The Debtors believe that the implementation of the Plan should not cause them to incur a material amount of federal income tax by reason of COD so long as they have disposed of substantially all of their assets on or prior to the last day of the taxable year that includes the earliest date on which they are treated, for federal income tax purposes, as recognizing a material amount of COD. The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to such date; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when such date occurs and (ii) certain of the Debtors' assets are subject to transfer restrictions (including the possible requirement for governmental or third-party private consents) that may prevent their timely disposition by the Debtors. The Debtors have filed a ruling request with the IRS regarding the applications of the COD rules to the

Debtors in the context of the Plan. However, there is no assurance that a favorable ruling will be obtained.

         2.       LIMITATIONS ON NOL CARRYFORWARDS AND OTHER TAX ATTRIBUTES

                  a. SECTION 382 LIMITATIONS - GENERAL. Under Section 382 of the IRC, if a corporation (or consolidated group) undergoes an "ownership change," the amount of its pre-change losses (including NOL carryforwards from periods before the ownership change and certain losses or deductions which are "built-in," (i.e., economically accrued but unrecognized), as of the date of the ownership change) that may be utilized to offset future taxable income generally is subject to an annual limitation.

                  Subject to the business continuation requirement discussed below, the amount of this Annual Limitation is equal to the product of (i) the fair market value of the stock of the corporation (or, in the case of a consolidated group, the common parent) immediately before the ownership change (with certain adjustments) multiplied by (ii) the "long-term tax-exempt rate," which is the highest of the adjusted federal long-term rates in effect for any month in the 3-calendar-month period ending with the calendar month in which the ownership change occurs. For a corporation (or consolidated group) in bankruptcy that undergoes the ownership change pursuant to a confirmed bankruptcy plan, the stock value generally is determined immediately after (rather than before) the ownership change by taking into account the surrender or cancellation of creditors' claims, also with certain adjustments. The Annual Limitation can potentially be increased by the amount of certain recognized built-in gains.

                  Notwithstanding the foregoing general rule, however, if the corporation (or the consolidated group) does not continue its historic business or use a significant portion of its historic assets in a new business for two years after the ownership change, the Annual Limitation resulting from the ownership change is zero (potentially increased by certain recognized built-in gains).

                  As indicated above, the Annual Limitation does not only limit the amount of NOL carryforward that can be utilized after an ownership change occurs, it can also operate to limit the deductibility of built-in losses recognized subsequent to the date of the ownership change. If a loss corporation (or consolidated group) has a net unrealized built-in loss at the time of an ownership change (taking into account most assets and items of "built-in" income and deduction), then any built-in losses recognized during the following five years (up to the amount of the original net unrealized built-in loss) generally will be treated as pre-change losses and similarly will be subject to the Annual Limitation. Conversely, if the loss corporation (or consolidated group) has a net unrealized built-in gain at the time of an ownership change, any built-in gains recognized during the following five years (up to the amount of the original net unrealized built-in gain) generally will increase the Annual Limitation in the year recognized, such that the loss corporation (or consolidated group) would be permitted to use its pre-change losses against such built-in gain income in addition to its regular annual allowance. Although the rule applicable to net unrealized built-in losses generally applies to consolidated groups on a consolidated basis, certain corporations that join the consolidated group within the preceding five years may not be able to be taken into account in the group computation of net unrealized built-in loss. Such corporations would nevertheless still be taken into account in determining whether the consolidated group has a net unrealized built-in gain. In general, a loss corporation's (or consolidated group's) net unrealized built-in gain or loss will be deemed to be zero unless it is greater than the lesser of (i) $10 million or (ii) 15% of the fair market value of its assets (with certain adjustments) before the ownership change.

                  b. SECTION 382 LIMITATIONS - POSSIBLE APPLICATION TO THE ENE TAX GROUP. In light of the foregoing, the ENE Tax Group's ability to utilize certain NOLs (and carryforwards thereof) and certain other tax attributes would be potentially subject to limitation if ENE were to undergo an "ownership change" within the meaning of Section 382 of the IRC by reason of the implementation of the Plan (or otherwise). Although there is a lack of direct authoritative guidance on this point, the Debtors intend to take the position that because the Plan is a plan of liquidation for federal income tax purposes, neither its confirmation nor consummation will cause the holders of Claims to be deemed to have acquired stock, or the shareholders to be deemed to have surrendered stock so that there will not have been an ownership change for purposes of Section 382 of the IRC. If, notwithstanding this position, an ownership change were to occur, the Debtors could incur a material amount of federal income tax in connection with the implementation of the Plan unless (1) the Debtors' assets are distributed pursuant to the Plan on or before the date of such ownership change or (2) the amount of the Annual Limitation (taking into account the increase therein for certain recognized built-in gains) is large enough to permit the ENE Tax Group to utilize an amount of NOL carryforwards (and other attributes) sufficient to offset such income tax.

                  The Debtors believe that the implementation of the Plan should not cause them to incur a material amount of federal income tax by reason of the application of Section 382 of the IRC so long as they have disposed of substantially all of their assets on or prior to the earliest date on which an "ownership change" (within the meaning of Section 382 of the IRC) occurs. The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to such date; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when such date occurs and (ii) certain of the Debtors' assets are subject to transfer restrictions (including the possible requirement for governmental or third party private consents) that may prevent their timely disposition by the Debtors. The Debtors have filed a ruling request with the IRS regarding the applications of IRC Section 382 to the Debtors in the context of the Plan. However, there is no assurance that a favorable ruling will be obtained.

         3.       ALTERNATIVE MINIMUM TAX

                  In general, a federal alternative minimum tax is imposed on a corporation's alternative minimum taxable income at a 20% tax rate to the extent such tax exceeds the corporation's regular federal income tax. For purposes of computing taxable income for alternative minimum tax purposes, certain tax deductions and other beneficial allowances are modified or eliminated. For example, a corporation is generally not allowed to offset more than 90% of its taxable income for federal alternative minimum tax purposes by available NOL carryforwards.

                  In addition, if a corporation (or consolidated group) undergoes an "ownership change" within the meaning of Section 382 of the IRC and is in a net unrealized built-in loss position (as determined for federal alternative minimum tax purposes) on the date of the ownership change, the corporation's (or consolidated group's) aggregate tax basis in its assets would be reduced for certain federal alternative minimum tax purposes to reflect the fair market value of such assets as of the change date.

                  Any federal alternative minimum tax that a corporation pays generally will be allowed as a nonrefundable credit against its regular federal income tax liability in future taxable years to the extent the corporation is no longer subject to federal alternative minimum tax.

                  Except as described below, the Debtors believe that the implementation of the Plan should not cause them to incur a material amount of federal alternative minimum tax so long as they have disposed of substantially all of their assets on or prior to the earlier of (a) the earliest date on which an "ownership change" (within the meaning of Section 382 of the IRC, as discussed below) occurs or (b) the last day of the taxable year that includes the earliest date on which they are treated, for federal income tax purposes, as having a discharge of a material amount of indebtedness (as discussed below). The Debtors' objective is to implement the Plan in a manner that will cause them to have disposed of substantially all of their assets on or prior to the earlier of these dates; however, there can be no assurance that the Debtors will achieve this objective because (i) there is a lack of direct authoritative guidance as to when these dates occur and (ii) certain of the Debtors' assets are subject to transfer restriction (including the possible requirement for governmental or third party private consents) that may prevent their timely disposition by the Debtors. Moreover, even if the Debtors accomplish the foregoing objectives, alternative minimum tax liability could be incurred if, pursuant to the Plan, the stock of PGE or CrossCountry (or a subsidiary of CrossCountry) is transferred in a manner that enables the company whose stock is transferred to increase its basis in its assets for federal income tax purposes; however, the Debtors do not anticipate that they would effect such a transaction unless it were determined to maximize the value of these assets taking into account the effect of any applicable alternative minimum tax.

B.       CONSEQUENCES TO THE HOLDERS OF CERTAIN CLAIMS

         1.       CONSEQUENCES TO HOLDERS OF CONVENIENCE CLAIMS

                  Pursuant to the Plan, holders of Allowed Convenience Claims (in Classes 191 to 375) will receive Cash in satisfaction and discharge of their Claims. Refer to Section XV.B.2., "Consequences to Holders of General Unsecured Claims and Guaranty Claims" for information relevant to holders of Allowed Convenience Claims that elect to have such Claims treated as General Unsecured Claims.

                  In general, each holder of an Allowed Convenience Claim will recognize gain or loss in an amount equal to the difference between (i) the amount of Cash received by such holder in satisfaction of its Claim (other than any Claim for accrued but unpaid interest) and (ii) the holder's adjusted tax basis in its Claim (other than any Claim for accrued but unpaid interest). Refer to Section XV.B.3., "Distributions in Discharge of Accrued But Unpaid Interest" for a discussion of the tax consequences of any Claims for accrued interest.

                  Where gain or loss is recognized by a holder, the character of such gain or loss as long-term or short-term capital gain or loss or as ordinary income or loss will be determined by a number of factors, including the tax status of the holder, whether the Claim constitutes a capital asset in the hands of the holder and how long it has been held, whether the Claim was acquired at a market discount, and whether and to what extent the holder previously had claimed a bad debt deduction.

                  A holder that purchased its Claim from a prior holder at a market discount may be subject to the market discount rules of the IRC. Under those rules, assuming that the holder has made no election to amortize the market discount into income on a current basis with respect to any market discount instrument, any gain recognized on the exchange of such Claim (subject to a de minimis rule) generally would be characterized as ordinary income to the extent of the accrued market discount on such Claim as of the date of the exchange.

                  Each holder of an Allowed Convenience Claim should consult its own tax advisor to determine the character of any gain or loss recognized by it in connection with the implementation of the Plan.

         2. CONSEQUENCES TO HOLDERS OF GENERAL UNSECURED CLAIMS AND GUARANTY CLAIMS

                  a. GAIN OR LOSS - GENERALLY. In general, holders of Allowed General Unsecured Claims (Classes 3-182) and holders of Guaranty Claims (Classes 185-189) will recognize gain or loss in an amount equal to the difference between (i) such holder's "amount realized" in respect of its Claim, which is the amount of cash and the fair market value of any property (including, as discussed below, such holder's undivided interest in the assets transferred to the Operating Trusts (to the extent such trusts are established) and the Remaining Assets Trust (to the extent such trust is established), and in the case of a holder of Allowed General Unsecured Claim, also including such holder's undivided interest in the assets transferred to the Litigation Trust and the Special Litigation Trust, received by the holder in satisfaction of its Claim (other than amounts that are in respect of any Claim for accrued but unpaid interest, and amounts required to be treated as imputed interest (refer to Section XV.B.2.b., "Gain or Loss - Imputed Interest" and (ii) the holder's adjusted tax basis in its Claim (other than any Claim for accrued but unpaid interest). Refer to Section XV.B.3., "Distributions in Discharge of Accrued But Unpaid Interest" for a discussion of the federal income tax consequences of any Claim for accrued interest. Refer to Section XV.B., "Consequences to the Holders of Certain Claims" for information relevant to holders of Allowed General unsecured Claims and Allowed Guaranty Claims that elect to have such claims treated as Convenience Claims.

                  As discussed below, each of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust has been structured with the intention of qualifying as a "grantor trust" for federal income tax purposes. Accordingly, the Debtors will treat each holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim that receives an interest in one of the above-referenced trusts for federal income tax purposes as directly receiving, and as a direct owner of, its allocable percentage of the assets of the applicable trust. Refer to Section XV.B.4., "Tax Treatment of the Trusts and Holders of Beneficial Interests". Pursuant to the Plan, a good faith valuation of the assets of each trust as of the date of distribution of interests in such trust will be made, and the Debtors and the trustees of the trusts will use such valuations in filing any required reports or returns with the IRS. All holders of Allowed General Unsecured Claims and Allowed Guaranty Claims will be informed of such determination and are required by the Plan to use such valuations on tax returns and reports filed with the IRS.

                  Any amount that such a holder receives as a distribution from the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and/or the Remaining Assets trust in respect of its beneficial interests in the trust (other than as a result of a subsequent distribution from the Disputed Claim Reserve) should not be included, for federal income tax purposes, in such holder's amount realized in respect of its Claim but should be separately treated as a distribution received in respect of such holder's beneficial (ownership) interests in the applicable trust. Refer to Section XV.B.4., "Tax Treatment of the Trusts and Holders of Beneficial Interests".

                  b. GAIN OR LOSS - IMPUTED INTEREST. If distributions are made to a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim by the Debtors (and/or the Disputed Claims Reserve) subsequent to the Effective Date or on multiple dates, the imputed interest provisions of the IRC may apply to treat a portion of such distributions as interest for federal income tax purposes. Holders of such claims are urged to consult their tax advisors regarding the possible application of these imputed interest rules.

                  c. GAIN OR LOSS - EFFECT OF POTENTIAL FUTURE DISTRIBUTIONS. The possibility that a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim will receive distributions after the Effective Date can have tax consequences to such holders.

                           (i)      ALL DISTRIBUTIONS (WHETHER OR NOT RECEIVED
ON THE EFFECTIVE DATE) TO A HOLDER OF AN ALLOWED GENERAL UNSECURED CLAIM OR ALLOWED GUARANTY CLAIM (INCLUDING DISTRIBUTIONS FROM THE DISPUTED CLAIMS RESERVE (OTHER THAN AMOUNTS ATTRIBUTABLE TO EARNINGS)) SHOULD BE TAXABLE TO SUCH HOLDER IN ACCORDANCE WITH THE PRINCIPLES DISCUSSED ABOVE IN "GAIN OR LOSS - GENERALLY." As noted in "Gain or Loss - Imputed Interest" above, the imputed interest provisions of the IRC may apply to treat a portion of any subsequent distribution as imputed interest.

                           (ii)     IT IS POSSIBLE THAT RECOGNITION OF ANY LOSS
REALIZED BY A HOLDER OF AN ALLOWED GENERAL UNSECURED CLAIM OR ALLOWED GUARANTY CLAIM MAY BE DEFERRED UNTIL SUCH HOLDER CAN NO LONGER RECEIVE FUTURE DISTRIBUTIONS UNDER THE PLAN FROM THE DISPUTED CLAIMS RESERVE AND/OR THE DEBTORS.

                           (iii)    IT IS POSSIBLE THAT ANY GAIN REALIZED BY A
HOLDER OF AN ALLOWED GENERAL UNSECURED CLAIM OR ALLOWED GUARANTY CLAIM IN RESPECT OF DISTRIBUTIONS FROM THE DEBTORS AND/OR THE DISPUTED CLAIMS RESERVE MAY BE DEFERRED UNDER THE "INSTALLMENT METHOD" OF REPORTING. Such deferral of gain recognition may not be advantageous to a particular holder and, accordingly, holders of such claims should consider the desirability of making an election to forego the application of the installment method.

                           (iv)     HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS
AND ALLOWED GUARANTY CLAIMS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE POSSIBILITY FOR SUCH

DEFERRAL OF RECOGNITION OF GAINS AND LOSSES AND THE POSSIBILITY OF ELECTING OUT OF THE INSTALLMENT METHOD OF REPORTING ANY GAIN REALIZED IN RESPECT OF THEIR CLAIMS.

                  d. GAIN OR LOSS - CHARACTER. Where gain or loss is recognized by a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim in respect of its Claim, the character of such gain or loss as long-term or short-term capital gain or loss or as ordinary income or loss will be determined by a number of factors, including the tax status of the holder, whether the Claim constitutes a capital asset in the hands of the holder and how long it has been held, whether the Claim was acquired at a market discount and whether and to what extent the holder had previously claimed a bad debt deduction. A holder of such a claim that purchased its Claim from a prior holder at a market discount may be subject to the market discount rules of the IRC. Under those rules, assuming that the holder has made no election to amortize the market discount into income on a current basis with respect to any market discount instrument, any gain recognized on the exchange of such Claim (subject to a de minimis rule) generally would be characterized as ordinary income to the extent of the accrued market discount on such Claim as of the date of the exchange. Holders of Allowed General Unsecured Claims and Allowed Guaranty Claims are urged to consult their tax advisors to determine the character of any gain or loss recognized in connection with the implementation of the Plan.

                  e. PROPERTY RECEIVED - TAX BASIS. In general, a holder's tax basis in any property received (including the holder's undivided interest in the assets of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and/or the Remaining Assets Trust) will equal the fair market value of such property on the date of distribution, and the holding period for such property generally will begin the day following the date of distribution.

                  f. GAIN OR LOSS - CERTAIN HOLDERS WHOSE CLAIMS CONSTITUTE STOCK OR SECURITIES. If (1) a holder's Claim constitutes either "stock" or a "security" for federal income tax purposes, (2) the obligor under the Claim (x) is treated as a corporation for federal income tax purposes and
(y) is one of the entities that is treated, for federal income tax purposes, as transferring assets to Prisma or CrossCountry on or prior to the Effective Date, and (3) the assets so transferred by such corporation constitute "substantially all" of the assets of such corporation for federal income tax purposes, then such holder's federal income tax treatment may differ from the treatment described above. For such Holder, the formation of Prisma or CrossCountry may be treated as a tax-free reorganization for federal income tax purposes that would prevent such a holder from recognizing a loss in respect of the implementation of the Plan; such loss would instead be reflected in a higher than fair market value basis in the Prisma Common Stock and/or CrossCountry Common Stock received by such holder. For such a holder that would otherwise recognize a gain in respect of the implementation of the Plan, it is possible that tax-free reorganization treatment could defer a portion of such gain; such deferred gain would be reflected in a lower than fair market value basis in the Prisma Common Stock and/or CrossCountry Common Stock received by such holder. It is possible that this alternative tax treatment (and consequent deferral of loss recognition and possible deferral of gain recognition) could also apply to a holder of a Claim against ENE that constitutes either "stock" or a "security" for federal income tax purposes (even if the formation of CrossCountry did not cause such treatment, as discussed above), if ENE were to transfer the Existing PGE Common Stock or the PGE Common Stock to a holding company (which, subject to regulatory considerations, ENE has the right to do.)

                  Whether a Claim constitutes either "stock" or a "security" for federal income tax purposes depends on the facts and circumstances surrounding the origin and nature of the Claim. Prominent factors that courts have relied upon in determining whether an obligation or other instrument constitutes either "stock" or a "security" include: (a) the term of the instrument, (b) whether the instrument is secured, (c) the degree of subordination of the instrument, (d) the ratio of debt to equity of the issuer, (e) the riskiness of the issuer's business, and (f) the negotiability of the instrument. Holders of Allowed General Unsecured Claims and Allowed Guaranty Claims should consult their tax advisors to determine whether their Claims constitute either "stock" or "securities" for federal income tax purposes and whether this alternative federal income tax treatment may be applicable to them.

                  g. ASSETS OWNED BY OPERATING SUBSIDIARIES - TAX BASIS. The Debtors believe that certain of the Operating Entities and certain of their subsidiaries have a tax basis in their respective assets that is substantially lower than the fair market value of such assets. The Debtors may seek to implement the Plan in a manner that would increase the tax basis of certain such assets to their respective fair market value. However, there is no assurance that the Debtors will be able to achieve this objective.

                  h. PRISMA - CERTAIN PFIC CONSIDERATIONS. Pursuant to the Plan, holders of Allowed General Unsecured Claims and Allowed Guaranty Claims will receive, among other things, Prisma Common Stock. For U.S. federal income tax purposes, Prisma is a "foreign corporation." A foreign corporation is classified as a PFIC for federal income tax purposes in any taxable year in which, after taking into account its pro-rata share of the gross income and assets of any company, U.S. or foreign, in which such foreign corporation is considered to own 25% or more of the shares by value, either (i) 75% or more of its gross income in the taxable year is passive income, or (ii) 50% or more of its assets (averaged over the year and ordinarily determined based on fair market value) are held for the production of, or produce, passive income.

                  The Debtors do not anticipate that Prisma will be a PFIC for its first taxable year and, based on Prisma's current business plan, do not anticipate that Prisma will become a PFIC. However, because the Debtors' expectations are based, in part, on interpretations of existing law as to which there is no specific guidance, and because the tests for PFIC status are applied annually, there can be no assurance that Prisma will not be treated as a PFIC. If Prisma is, or becomes, a PFIC, certain shareholders thereof may be subject to adverse U.S. federal income tax consequences upon receipt of distributions from Prisma or upon realizing a gain on the disposition of shares of Prisma Common Stock, including taxation of such amounts as ordinary income (which does not qualify for the reduced 15% tax rate applicable to certain "qualified dividend income") and the imposition of an interest charge on the resulting tax liability as if such ordinary income accrued over such shareholder's holding period for Prisma Common Stock.

                  Holders of Claims who may receive Prisma Common Stock under the Plan are urged to consult their own tax advisers regarding income derived from holding or disposing of Prisma Common Stock.

         3.       DISTRIBUTIONS IN DISCHARGE OF ACCRUED BUT UNPAID INTEREST

                  In general, to the extent that property received by a holder of an Allowed General Unsecured Claim or Allowed Guaranty Claim is received in satisfaction of interest accrued during its holding period, such amount will be taxable to the holder as interest income (if not previously included in the holder's gross income). Conversely, such a holder generally recognizes a deductible loss to the extent any accrued interest claimed or amortized OID was previously included in its gross income and is not paid in full. It is unclear whether a holder of a Claim with previously included OID that is not paid in full would be required to recognize a capital loss rather than an ordinary loss. Holders of claims for accrued interest including amortized OID should consult their own tax advisors.

                  Pursuant to the Plan, all distributions in respect of any Claim will be allocated first to the principal amount of such Claim, and thereafter, to accrued but unpaid interest, if any. However, there is no assurance that such allocation will be respected by the IRS for federal income tax purposes.

                  Each holder of an Allowed General Unsecured Claim, Allowed Enron Guaranty Claim, or Allowed Wind Guaranty Claim is urged to consult its tax advisor regarding the allocation of consideration and the deductibility of previously included unpaid interest and OID for tax purposes.

         4.       TAX TREATMENT OF THE TRUSTS AND HOLDERS OF BENEFICIAL
INTERESTS

                  As discussed above, in connection with the implementation of the Plan, holders of Allowed General Unsecured Claims and Allowed Guaranty Claims may receive interests in one or more of the Operating Trusts, and/or the Remaining Assets Trust and holders of Allowed General Unsecured Claims may also receive interests in one or more of the Litigation Trust and the Special Litigation Trust.

                  a. CLASSIFICATION OF THE TRUSTS. Each such trust is intended to qualify as "grantor trust" for federal income tax purposes. In general, a "grantor trust" is not a separate taxable entity. As such, assuming each trust is classified as a grantor trust the assets transferred to such trusts will be deemed for federal income tax purposes to have been transferred by Debtors to the appropriate holders of Allowed Claims pursuant to the Plan and such assets will be treated as being owned at all times thereafter by such holders of Allowed Claims. The IRS, in Revenue Procedure 94-45, 1994-2 C.B. 684, set forth the general criteria for obtaining an IRS ruling as to the grantor trust status of a liquidating trust under a chapter 11 plan. The Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust have been structured with the intention of complying with such general criteria. Pursuant to the Plan, and in conformity with Revenue Procedure 94-45, all parties (including the Debtors, the trustees of the trusts and the appropriate holders of Allowed Claims) are required to treat the trusts, for federal income tax purposes, as grantor trusts of which the appropriate holders of Allowed Claims are the owners and grantors. The following discussion assumes that the trusts will be respected as grantor trusts for federal income tax purposes. The Creditors' Committee together with the Debtors has filed with the IRS a request for a ruling to that effect with respect to the Litigation Trust and the Special Litigation Trust; however, there is no assurance that such ruling will be obtained. Additionally, no opinion of counsel has been requested concerning the tax status of the trusts as grantor trusts. As a result, there can be no assurance that the IRS will treat the trusts as grantor trusts. If the IRS were to challenge successfully such classification, the federal income tax consequences to the trusts, the holders of Allowed Claims, and the Debtors could vary from those discussed herein (including the potential for an entity level tax on any income of the trusts).

                  b. GENERAL TAX REPORTING BY THE TRUSTS AND BENEFICIARIES. For all federal income tax purposes, the Plan requires all parties (including the Debtors, the trustees of the Litigation Trust, the Special Litigation Trust, the Operating Trusts and the Remaining Assets Trust, and the appropriate holders of Allowed General Unsecured Claims and Allowed Guaranty Claims) to treat the transfer of assets by the Debtors to the trusts, for federal income tax purposes, as a transfer of such assets directly to the appropriate holders of Allowed General Unsecured Claims and Allowed Guaranty Claims followed by the transfer of such assets by such holders of Allowed General Unsecured Claims and Allowed Guaranty Claims to the Trust. Consistent therewith, the Plan requires all parties to treat the trusts as grantor trusts of which such holders of Allowed General Unsecured Claims and Allowed Guaranty Claims are the owners and grantors. Thus, such holders of Allowed General Unsecured Claims and Allowed Guaranty Claims (and any subsequent transferees of interests in one of the applicable trusts) will be treated as the direct owners of a specified undivided interest in the assets of the applicable trust for all federal income tax purposes (which assets will have a tax basis equal to their fair market value on the date transferred to the trust). The Plan requires the trustee of each of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust to determine the fair market value of the assets of the trust as of the date the assets are transferred to the trust and, further requires all parties, including the beneficiaries of such trusts, to consistently use such valuations in filing any required returns and reports with the IRS.

                  Accordingly, except as discussed below (in connection with the Disputed Claims Reserve), the Plan requires each holder of an Allowed General Unsecured Claims and Allowed Guaranty Claims that is a beneficiary of such trusts to report on its federal income tax return its allocable share of any income, gain, loss, deduction, or credit recognized or incurred by each trust, in accordance with its relative beneficial interest. The character of items of income, deduction, and credit to any beneficiary and the ability of such beneficiary to benefit from any deduction or losses will depend on the particular situation of such beneficiary. The Disputed Claims Reserve will hold the beneficial interests in the trusts not owned by the beneficiaries and will report on its federal income tax return the portion of each trust's income, gain, loss, deduction, or credit attributable to the beneficial interest in the trust that it holds.

                  The federal income tax reporting obligation of a trust beneficiary is not dependent upon a trust distributing any cash or other proceeds. Therefore, a beneficiary may incur a federal income tax liability with respect to its allocable share of the income of a trust whether or not the trust has made any concurrent distribution to the beneficiary. In general, other than in respect of distributions attributable to a reduction in the Disputed Claims Reserve's interest in the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust and the forfeiture of unclaimed distributions, a distribution by a trust to an appropriate holder of an Allowed General Unsecured Claims and Allowed Guaranty Claims will not be taxable to such beneficiary because the beneficiaries are already regarded for federal income tax purposes as owning the underlying assets. Beneficiaries are urged to consult their tax advisors regarding the appropriate federal income tax treatment of distributions from the Trusts. Refer to Section XV.B.5., "Treatment of Disputed Claims Reserve" for additional information.

                  The trustee of each of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust will file with the IRS returns for the trust as a grantor trust pursuant to Treasury Regulation section 1.671-4(a) and will also send to each applicable beneficiary of such trusts, a separate statement setting forth such beneficiary's share of items of income, gain, loss, deduction, or credit and will instruct the beneficiary to report such items on its federal income tax return.

         5.       TREATMENT OF DISPUTED CLAIMS RESERVE

                  From and after the Effective Date, and until such time as all of the Debtors' assets (and the proceeds thereof) can be distributed to the holders of Allowed Claims in accordance with the terms of the Plan, the Disputed Claims Reserve will own a portion of the Plan Currency and interests in the trusts.

                  Distributions from the Disputed Claims Reserve will be made to holders of Disputed Claims when such Claims are subsequently Allowed and to holders of Allowed Claims (whether such Claims were Allowed on or after the Effective Date) when any Disputed Claims are subsequently disallowed. In addition, to the extent that it is necessary for assets to be held in the Disputed Claims Reserve pending the sale of Remaining Assets (in order to determine which holders of Allowed General Unsecured Claims and Allowed Guaranty Claims are entitled to receive distributions thereof under the terms of the
Plan), distributions from the Disputed Claims Reserve will also be made to such holders when sales of (or certain other circumstances in respect of) such Remaining Assets occur. Such distributions (other than amounts attributable to earnings) should be taxable to the recipient in accordance with the principles discussed above in "Gain or Loss - Generally."

                  a. DISPUTED CLAIM RESERVE - FEDERAL INCOME TAX - GENERAL. Under Section 468B(g) of the IRC, amounts earned by an escrow account, settlement fund, or similar fund are subject to current tax. Although certain Treasury Regulations have been issued under this section, no final Treasury Regulations have as yet been promulgated to address the tax treatment of such accounts in a bankruptcy setting. Thus, depending on the facts of a particular situation, such an account could be treated as a separately taxable trust, as a grantor trust treated as owned by the holders of Disputed Claims or by the Debtors (or, if applicable, any of its successors), or otherwise. On February 1, 1999, the IRS issued proposed Treasury Regulations that, if finalized in their current form, would specify the tax treatment of escrows of the type here involved that are established after the date such Treasury Regulations become final. In general, such Treasury Regulations would tax such an escrow in a manner similar to a corporation. As to previously established escrows, such Treasury Regulations would provide that the IRS would not challenge any reasonably and consistently applied method of taxation for income earned by the escrow, and any reasonably and consistently applied method for reporting such income.

                  b. DISPUTED CLAIM RESERVE - FEDERAL INCOME TAX - INTENDED TREATMENT BY DEBTORS. Absent definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the issuance of applicable final Treasury Regulations, the receipt by the Disbursing Agent of a private letter ruling if the Disbursing Agent so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent), the Disbursing Agent shall
(i) treat the Disputed Claims Reserve as one or more discrete trusts (which may consist of separate and independent shares) for federal income tax purposes in accordance with the trust provisions of the IRC (sections 641 et seq.), and (ii) to the extent permitted by applicable law, report consistently for state and local income tax purposes. The Plan requires all parties to consistently follow such treatment in filing any returns and reports with the IRS.

                  Accordingly, subject to issuance of definitive guidance, the Disbursing Agent will report as subject to a separate entity level tax any amounts earned by the Disputed Claims Reserve including any taxable income of the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust allocable to the Disputed Claims Reserve, except to the extent such earnings or income are distributed by the Disbursing Agent during the same taxable year. In such event, the amount of earnings or income that is so distributed to an Allowed Claim holder during the same taxable year will be includible in such holder's gross income.

                  c. DISPUTED CLAIM RESERVE - FINANCING OF TAX OBLIGATIONS. If the Disputed Claims Reserve has insufficient funds to pay any applicable taxes imposed upon it or its assets, the Reorganized Debtors will make a Tax Advance to the Disputed Claims Reserve. Any such Tax Advance will be repayable from future amounts otherwise receivable by the Disputed Claims Reserve.

                  If and when a distribution is to be made from the Disputed Claims Reserve, the distributee will be charged its pro rata portion of any outstanding Tax Advance (including accrued interest). If a cash distribution is to be made to such distributee, the Disbursing Agent shall be entitled to withhold from such distributee's distribution the amount required to pay such portion of the Tax Advance (including accrued interest). If such cash is insufficient to satisfy the respective portion of the Tax Advance and there is also to be made to such distributee a distribution of other Plan Currency or Trust interests, the distributee shall as a condition to receiving such other assets pay in cash to the Disbursing Agent an amount equal to the unsatisfied portion of the Tax Advance (including accrued interest). Failure to make such payment shall entitle the Disbursing Agent to reduce and permanently adjust the amounts that would otherwise be distributed to such distributee to fairly compensate the Disputed Claims Reserve for the unpaid portion of the Tax Advance (including accrued interest).

                  In light of the foregoing, each holder of an Allowed Claim is urged to consult its tax advisors regarding the potential tax treatment of the Disputed Claim Reserve, distributions therefrom, and any tax consequences to such holder relating thereto.

         6.       WITHHOLDING AND CERTAIN INFORMATION REPORTING

                  All distributions to holders of Allowed Convenience Claims, Allowed General Unsecured Claims and Allowed Guaranty Claims under the Plan are subject to any applicable tax withholding, including employment tax withholding. Under federal income tax law, interest, dividends, and other reportable payments may, under certain circumstances, be subject to "backup withholding" at the then applicable withholding rate (currently 28%). Backup withholding generally applies if the holder (a) fails to furnish its social security number or other taxpayer identification number, (b) furnishes an incorrect taxpayer identification number, (c) fails properly to report interest or dividends, or (d) under certain circumstances, fails to provide a certified statement, signed under penalty of perjury, that the tax identification number provided is its correct number and that it is not subject to backup withholding. Backup withholding is not an additional tax but merely an advance payment, which may be refunded to the extent it results in an overpayment of tax. Certain persons are exempt from backup withholding, including, in certain circumstances, corporations and financial institutions.

                  Recently effective Treasury Regulations generally require disclosure by a taxpayer on its federal income tax return of certain types of transactions in which the taxpayer participated on or after January 1, 2003, including, among other types of transactions, the following (1) a transaction offered under "conditions of confidentiality"; (2) a transaction where the taxpayer was provided contractual protection for a refund of fees if the intended tax consequences of the transaction are not sustained; (3) certain transactions that result in the taxpayer claiming a loss in excess of specified thresholds; and (4) a transaction in which the taxpayer's federal income tax treatment differs by more than a specified threshold in any tax year from its treatment for financial reporting purposes. These categories are very broad; however, there are numerous exceptions. Holders of Allowed Convenience Claims, Allowed General Unsecured Claims and Allowed Guaranty Claims are urged to consult their tax advisors regarding these regulations and whether the transactions contemplated by the Plan would be subject to these regulations and require disclosure on the holders' tax returns.

                  THE FOREGOING SUMMARY HAS BEEN PROVIDED FOR INFORMATIONAL PURPOSES ONLY. ALL HOLDERS OF CLAIMS ARE URGED TO CONSULT THEIR TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES APPLICABLE UNDER THE PLAN.

            XVI. CONDITIONS PRECEDENT TO EFFECTIVE DATE OF THE PLAN

                  CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

         A.       CONDITIONS PRECEDENT TO EFFECTIVE DATE OF THE PLAN

                  The occurrence of the Effective Date and the substantial consummation of the Plan are subject to satisfaction of the following conditions precedent:

         1.       ENTRY OF THE CONFIRMATION ORDER

                  The Clerk of the Bankruptcy Court shall have entered the Confirmation Order, in form and substance reasonably satisfactory to the Debtors and the Creditors' Committee and the effectiveness of which shall not have been stayed ten (10) days following the entry thereof.

         2.       EXECUTION OF DOCUMENTS; OTHER ACTIONS

                  All other actions and documents necessary to implement the Plan shall have been effected or executed.

         3.       PRISMA CONSENTS OBTAINED

                  The requisite consents to the transfer of the Prisma Assets and the issuance of the Prisma Common Stock have been obtained.

         4.       CROSSCOUNTRY CONSENTS OBTAINED

                  The requisite consents to the issuance of the CrossCountry Common Stock have been obtained.

         5.       PGE CONSENTS OBTAINED

                  The requisite consents for the issuance of the PGE Common Stock have been obtained.

         6.       WAIVER OF CONDITIONS PRECEDENT

                  To the extent practicable or legally permissible, each of the conditions precedent in Section 37.1 of the Plan, may be waived, in whole or in part, by the Debtors with the consent of the Creditors' Committee. Any such waiver of a condition precedent may be effected at any time by filing a notice thereof with the Bankruptcy Court.

         7.       ALTERNATIVE STRUCTURES

                  Notwithstanding anything contained in the Plan to the contrary, the Debtors, if jointly determined after consultation with the Creditors' Committee, may, after obtaining the requisite approvals, (a) form one
(1) or more holding companies to hold the common stock of the Entities to be issued under the Plan and issue the equity interest therein in lieu of the common stock to be issued under the Plan and (b) form one (1) or more limited liability companies in lieu of the Entities to be created under the Plan and issue the membership interests therein in lieu of the common stock to be issued under the Plan; provided, however, that no such structures shall materially adversely affect the substance of the economic and governance provisions contained in the Plan.

B.       ALTERNATIVE PLAN(S) OF REORGANIZATION

                  The Debtors have evaluated numerous reorganization alternatives to the Plan. After evaluating these alternatives, the Debtors have concluded that the Plan, assuming confirmation and successful implementation, is the best alternative and will maximize recoveries by holders of Claims. If the Plan is not confirmed, then the Debtors could remain in chapter 11. Should this occur, then the Debtors could continue to operate their businesses and manage their properties as debtors in possession, but they would remain subject to the restrictions imposed by the Bankruptcy Code. Moreover, the Debtors (whether individually or collectively) or, subject to further determination by the Bankruptcy Court as to extensions of exclusivity under the Bankruptcy Code, any other party in interest could attempt to formulate and propose a different plan or plans. This would take time and result in an increase in the operating and other administrative expenses of these Chapter 11 Cases. The Debtors believe that the Plan, as described herein, enables holders of Claims to realize the greatest recovery under the circumstances.

                  Notwithstanding anything contained in the Plan to the contrary, the Debtors, if jointly determined after consultation with the Creditors' Committee, may, after obtaining the requisite approvals, (a) form one
(1) or more holding companies to hold the common stock of the Entities to be created hereunder and issue the equity interest therein in lieu of the common stock to be issued hereunder and (b) form one (1) or more limited liability corporations in lieu of the Entities to be created in accordance with the Plan and issue the membership interests therein in lieu of the common stock to be issued in accordance with the Plan.

C.       LIQUIDATION UNDER CHAPTER 7

                  If no chapter 11 plan can be confirmed, then the Debtors' cases may be converted to cases under chapter 7 of the Bankruptcy Code, whereby a trustee would be elected or appointed to liquidate the assets of the Debtors for distribution to the holders of Claims in accordance with the strict priority scheme established by the Bankruptcy Code.

                  Under chapter 7, the cash amount available for distribution to Creditors would consist of the proceeds resulting from the disposition of the unencumbered assets of the Debtors, augmented by the unencumbered cash held by the Debtors at the time of the commencement of the liquidation cases. Such cash amount would be reduced by the costs and expenses of the liquidation and by such additional administrative and priority claims that may result from the termination of the Debtors' businesses and the use of chapter 7 for the purposes of liquidation.

                  The Debtors have analyzed liquidation in the context of chapter 7 and the Liquidation Analysis attached as Appendix L: "Liquidation Analysis" reflects the Debtors' estimates regarding recoveries in a chapter 7 liquidation. The Liquidation Analysis is based upon the hypothetical disposition of assets and distribution on Claims under a chapter 7 liquidation in contrast to the distribution of Creditor Cash, Plan Securities and interests in the Litigation Trust and the Special Litigation Trust under the Plan. The Liquidation Analysis assumes that, in the chapter 7 cases, the Bankruptcy Court will approve the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, the 30/70 compromise regarding the likelihood of substantive consolidation) as fair and reasonable and determines that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved. The Liquidation Analysis further takes into consideration the increased costs of a chapter 7 liquidation, the impact on the value of the three Operating Entities and the expected delay in distributions to Creditors.

                  The Debtors submit that the Liquidation Analysis evidences that the Plan satisfies the best interest of creditors test and that, under the Plan, each holder of an Allowed General Unsecured Claim will receive value that is not less than the amount such holder would receive in a chapter 7 liquidation. Further, the Debtors believe that pursuant to chapter 7 of the Bankruptcy Code, holders of Enron Subordinated Debenture Claims, Enron Preferred Equity Interests,

Statutorily Subordinated Claims, Enron Common Equity Interests and Other Equity Interests would receive no distributions.

                  Estimating recoveries in any chapter 7 case is an uncertain process due to the number of unknown variables such as business, economic and competitive contingencies beyond the chapter 7 trustee's control, and this uncertainty is further aggravated by the complexities of these Chapter 11 Cases. The underlying projections contained in the Liquidation Analysis have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or a chapter 7 trustee's ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the ultimate financial results. In the event these Chapter 11 Cases are converted to chapter 7, actual results may vary materially from the estimates and projections set forth in the Liquidation Analysis. As such, the Liquidation Analysis is speculative in nature.

          XVII. CLAIMS ALLOWANCE, OBJECTION AND ESTIMATION PROCEDURES

                  CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

A.       SCHEDULES OF ASSETS AND LIABILITIES AND STATEMENTS OF FINANCIAL AFFAIRS

                  Under Bankruptcy Rule 1007(c), the Debtors are required to file their Schedules within 15 days of the filing of the bankruptcy petition. On April 12, 2002, the Bankruptcy Court entered an order (a) setting June 17, 2002 as the deadline for the first 51 Debtors to file their Schedules and (b) granting any Debtors filing petitions subsequent to March 1, 2002 an extension of 120 days from the fifteen-day period after any such Debtor's respective Petition Date to file their Schedules. Refer to Appendix D: "Filing of Schedules and Statements" for a list of Debtors, the dates on which they filed their Schedules, and the date of the Applicability Order that was entered for each Debtor.

                  As explained in a November 8, 2001 Form 8-K filed by ENE with the SEC, the previously issued financial statements of ENE for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. In addition, as explained in an April 22, 2002 Form 8-K filed by ENE, the financial statements of ENE for the third quarter of 2001 should not be relied upon. Following the Initial Petition Date, in conjunction with the preparation of their Schedules, review and analysis of proofs of claim, and formulation of the Plan, the Debtors have expended substantial efforts to review and reconcile their books and records. As a result of these postpetition efforts, in some instances, the assets and liabilities listed on a Debtor's Schedules may vary from the information reflected on that Debtor's chapter 11 voluntary petition. In addition, as a result of these efforts and the ongoing claims process in these Chapter 11 Cases, the assets and liabilities listed on a Debtor's chapter 11 voluntary petition and/or a Debtor's Schedules may vary from the information reflected on Appendix C: "Estimated Assets, Claims and Distributions".

B.       CLAIMS BAR DATE AND NOTICE OF THE BAR DATE

                  By order dated August 1, 2002 (as modified on October 23,
2003), the Bankruptcy Court set the Claims Bar Date, depending on when each Debtor filed its Schedules. Refer to Appendix D: "Filing of Schedules and Statements" for further information about the Claims Bar Date for each Debtor.

                  In accordance with that order, notices informing Creditors of the last date to timely file proofs of claims were and will be mailed at least 45 days prior to the Claims Bar Date relating to each respective Debtor, along with a customized proof of claim form. In addition, consistent with that order, the Debtors caused and will continue to cause to be published in the Houston Chronicle, the national editions of The Wall Street Journal and New York Times, and the Financial Times, a notice of each Claims Bar Date listed above. In addition, notice of the October 15, 2002 Claims Bar Date was published in the Los Angeles Times, The Oregonian, and the Omaha World-Herald. Notice of the October 31, 2002 Claims Bar Date was also published in the Seattle Times Post-Intelligencer and El Nuevo Dia. Additionally, the Debtors published notice of the December 2, 2002 Claims Bar Date in the Los Angeles Times, the Seattle Times Post-Intelligencer, and El Nuevo Dia.

                  Debenture holders and stockholders did not need to file a proof of claim or proof of interest to preserve their debenture claims or stock interests. The records of the indenture trustees will be relied on as evidence of the debenture claims, and the records of the stock transfer agent will be relied on as evidence of the stock interests.

                  Pursuant to the Bankruptcy Court's August 1, 2002 order, no Claims Bar Date was set for any Debtor or majority-owned non-Debtor affiliate to file Claims against any Debtor. The Debtors are relying upon their Schedules (as the same may be amended or supplemented from time to time) for purposes of allowance and distribution of Claims held by any Debtor against another Debtor or by any majority-owned non-Debtor affiliate against any Debtor.

C.       ALLOWANCE AND IMPAIRMENT OF CLAIMS

                  To be entitled to receive a distribution under the Plan, a Creditor must have an Allowed Claim. To be entitled to vote on the Plan, however, a Creditor must have an Allowed Claim that is also impaired. If a Claim is not Allowed, the Creditor will not be entitled to vote on the Plan or to receive a distribution. Any Class as to which no distribution will be made under the Plan under any circumstances does not vote on the Plan and is deemed not to have accepted it. Any Class that is not impaired will be deemed to have accepted the Plan.

         1.       ALLOWANCE OF CLAIMS

                  A Claim is automatically Allowed if (i) a proof of claim has been filed and no objections to the Claim are asserted, or (ii) the Claim is listed in the Debtors' Schedules and is not listed as disputed, contingent, or unliquidated.

                  If a proof of claim is filed and an objection to that Claim is asserted, the objection must be resolved before the Claim will be Allowed. If a Claim is scheduled on the Debtors' Schedules as disputed, contingent, or unliquidated, the Claim is not Allowed unless (i) a proof of claim is filed on or before the Claims Bar Date, and (ii) objections to the proof of claim are resolved by a Final Order of the Bankruptcy Court. The Debtors' Schedules are too voluminous to reproduce in this Disclosure Statement, but have been filed with the Bankruptcy Court and may be reviewed there by Creditors.

         2.       IMPAIRMENT OF CLAIMS

                  Under section 1124 of the Bankruptcy Code, a class of claims is impaired under a plan unless, with respect to each claim of such class, (i) it is paid in full on the effective date of the plan; (ii) the plan leaves unaltered the legal, equitable, and contractual rights to which such claim is entitled; or (iii) all defaults are cured, the original maturity of the claim is reinstated, and the claim is otherwise treated as provided in clause (ii).

D.       OBJECTIONS TO CLAIMS

         1.       GENERAL

                  In excess of 24,000 proofs of claim asserting Claims against the Debtors have been filed with the Bankruptcy Court. The aggregate amount of Claims filed and scheduled exceeds $900 billion, including duplication, but excluding any estimated amounts for contingent or unliquidated Claims. From March 7, 2003 through November 7, 2003, the Debtors filed 20 omnibus objections to proofs of claim and various other objections to claims, which resulted in the subsequent disallowance and expungement of over 6,600 proofs of claim totaling over $106 billion. As of November 7, 2003, the Debtors have pending hearings on objections covering over 800 proofs of claim for a total of over $44 billion, which are set for hearing through January 15, 2004. In addition, the Bankruptcy Court has approved stipulations disallowing or reducing the claimed amounts by more than $5 billion. Moreover, the Bankruptcy Court has taken under advisement the Debtors' objection to a $10.5 billion claim.

                  The Debtors are in the process of evaluating the proofs of claim to determine whether additional objections seeking the disallowance of some asserted Claims should be filed. The Debtors are reconciling the scheduled Claims with the Claims asserted in proofs of claim and are continuing to eliminate duplication and other inaccuracies to ensure that only valid claims are allowed by the Bankruptcy Court. The Debtors anticipate filing additional objections addressing a substantial portion of the remaining filed proofs of claim. The disallowed amount will continue to increase as the Debtors file more objections to the asserted Claims for amounts that the Debtors believe are invalid. The Debtors and Reorganized Debtors reserve their rights to object to assigned claims and seek their equitable subordination if such claims could have been subordinated in the hands of the assignors. The Plan provides that the Reorganized Debtors shall file and serve all objections to Claims within 240 days after the Effective Date or such later date as may be approved by the Bankruptcy Court.

E.       ESTIMATION PROCEDURES

                  On August 28, 2003, the Debtors filed a motion seeking approval to implement procedures whereby the Bankruptcy Court will estimate, for purposes of distribution under the Plan, Claims filed in the Debtors' Chapter 11 Cases, and adjudicate related counterclaims in connection with trading contracts. The motion is set for hearing on December 4, 2003 with a status conference to be held on November 13, 2003. The claim procedures contemplated in the motion provide the Debtors and their creditors the opportunity to negotiate with each other to settle Claims and counterclaims pursuant to Bankruptcy Court-approved procedures. After the Debtors move to estimate a particular Claim and prior to an estimation hearing, the Debtors may extend an offer to resolve such claim, and a claimant may accept, reject, or extend a counteroffer. Subject to certain amount limitations and approvals by the Creditors' Committee, a stipulation and agreed order shall memorialize any settlement of a Claim reached by the parties. If the Debtors and Creditors are unable to agree to a settlement of a particular Claim, the claim procedures provide that all parties proceed to a hearing before the Bankruptcy Court and conduct such hearing in accordance with structured guidelines to estimate and allow unliquidated, and contingent claims for all purposes under the Bankruptcy Code in these cases.

                            XVIII. VOTING PROCEDURES

         CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

                  Classes 1 and 2 of the Plan are unimpaired. As a result, holders of Claims in those Classes are conclusively presumed to have accepted the Plan and are not entitled to vote.

                  Classes 3 through 182, 185 through 189 and 191 through 375 of the Plan are impaired and, to the extent Claims in such Classes are Allowed Claims, the holders of such Claims will receive distributions under the Plan. As a result, holders of Claims in those Classes are entitled to vote to accept or reject the Plan pursuant to the voting, solicitation and tabulation procedures approved by the Bankruptcy Court. Refer to Exhibit 2: "Disclosure Statement Order" and Exhibit 3: "Voting Procedures Order" for additional information.

                  Class 190 of the Plan, consisting of Intercompany Claims, is presumed to have accepted the Plan and all holders of such Claims are proponents of the Plan. As a result, holders of Claims in Class 190 are not entitled to vote.

                  Classes 183, 184, and 376 through 385 of the Plan, consisting of certain holders of Claims and all holders of Equity Interests, will not receive any distributions under the Plan. As a result, holders of Claims and Equity Interests in Classes 183, 184, and 376 through 385 are conclusively presumed to have rejected the Plan and are not entitled to vote.

                         XIX. CONFIRMATION OF THE PLAN

         CAPITALIZED TERMS USED THROUGHOUT THIS DISCLOSURE STATEMENT ARE DEFINED IN APPENDIX A: "MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT" ATTACHED HERETO.

                  The Plan will not constitute a valid, binding contract between the Debtors and their creditors until the Bankruptcy Court has entered a Final Order confirming the Plan. The Bankruptcy Court must hold a confirmation hearing before deciding whether to confirm the Plan.

A.       CONFIRMATION HEARING

                  The Bankruptcy Court has ordered that the hearing on confirmation of the Plan will begin on [_____________, 2003] at [__:__ _.m. New York City Time], in Room 523 of the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York and will continue thereafter until concluded. The Confirmation Hearing may be adjourned from time to time by the Bankruptcy Court without further notice except for an announcement made at the Confirmation Hearing or any subsequent adjournment of that hearing.

B.       REQUIREMENTS FOR CONFIRMATION OF THE PLAN

                  At the Confirmation Hearing, the Bankruptcy Court will determine whether the Plan satisfies the requirements for confirmation listed in section 1129 of the Bankruptcy Code. If the Bankruptcy Court determines that those requirements are satisfied, it will enter an order confirming the Plan. As set forth in section 1129 of the Bankruptcy Code, the requirements for confirmation are as follows:

                  1. The plan complies with the applicable provisions of the Bankruptcy Code.

                  2. The proponent of the plan complies with the applicable provisions of the Bankruptcy Code.

                  3. The plan has been proposed in good faith and not by any means forbidden by law.

                  4. Any payment made or promised by the proponent of the plan, by the debtor, or by a person issuing securities or acquiring property under the plan, for services or for costs and expenses in, or in connection with, the case, or in connection with the plan and incident to the case, has been approved by, or is subject to the approval of, the Bankruptcy Court as reasonable.

                  5.       a.       The proponent of the plan has disclosed:

                                    (1)     the identity and affiliations of any
individual proposed to serve, after confirmation of the plan, as a director, officer, or voting trustee of the debtor, an affiliate of the debtor participating in a joint plan with the debtor, or a successor to the debtor under the plan; and

                                    (2)     the appointment to, or continuance
in, the office of the individual, is consistent with the interests of creditors and equity security holders and with public policy.

                           b.       The proponent of the plan has disclosed the
identity of any insider that will be employed or retained by the reorganized debtor, and the nature of any compensation for the insider.

                  6. Any governmental regulatory commission with jurisdiction, after confirmation of the plan, over the rates of the debtor has approved any rate change provided for in the plan, or the rate change is expressly conditioned on such approval.

                  7. With respect to each impaired class of claims or interests:

                           a.       Each holder of a claim or interest of the
class has

                                    (1)     accepted the plan; or

                                    (2)     will receive or retain under the
plan on account of the claim or interest property of a value, as of the effective date of the plan, that is not less than the amount that the holder would so receive or retain if the debtor were liquidated under chapter 7 of the Bankruptcy Code on that date; or

                           b.       If section 1111(b)(2) of the Bankruptcy Code
applies to the claims of the class, the holder of the claim of the class will receive or retain under the plan property of a value, as of the effective date of the plan, that is not less than the value of the holder's interest in the estate's interest in the property that secures the claim.

                  8.       With respect to each class of claims or interests:

                           a.       The class has accepted the plan; or

                           b.       The class is not impaired under the plan.

                  9. Except to the extent that the holder of a particular claim has agreed to a different treatment of the claim, the plan provides that:

                           a.       With respect to a claim of a kind specified
in section 507(a)(1) or 507(a)(2) of the Bankruptcy Code, on the effective date of the plan, the holder of the claim will receive on account of the claim cash equal to the allowed amount of the claim;

                           b.       With respect to a class of claims of a kind
specified in section 507(a)(3), 507(a)(4), 507(a)(5), or 507(a)(6) of the
Bankruptcy Code, each holder of a claim of the class will receive:

                                    (1)     if the class has accepted the plan,
deferred cash payments of a value, as of the effective date of the plan, equal to the allowed amount of the claim; or

                                    (2)     if the class has not accepted the
plan, cash on the effective date of the plan equal to the allowed amount of the claim; and

                           c.       With respect to a claim of a kind specified
in section 507(a)(7) of the Bankruptcy Code, the holder of a claim will receive on account of the claim deferred cash payments, over a period not exceeding six years after the date of assessment of such claim, of a value, as of the effective date of the plan, equal to the allowed amount of such claim.

                  10. If a class of claims is impaired under the plan, at least one class of claims that is impaired has accepted the plan, determined without including any acceptance of the plan by any insider holding a claim of the class.

                  11. Confirmation of the plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the debtor or any successor to the debtor under the plan, unless such liquidation or reorganization is proposed in the plan.

                  12. All fees payable under 28 U.S.C. Section 1930, as determined by the Bankruptcy Court at the hearing on confirmation of the plan, have been paid or the plan provides for the payment of all such fees on the effective date of the plan.

                  13. The plan provides for the continuation after its effective date of payment of all retiree benefits, as that term is defined in section 1114 of the Bankruptcy Code, at the level established pursuant to subsection (e)(1)(B) or (g) of section 1114, at any time prior to confirmation of the plan, for the duration of the period the debtor has obligated itself to provide the benefits.

                  The Debtors believe that the Plan satisfies all of the statutory requirements of chapter 11 of the Bankruptcy Code, that the Debtors have complied or will have complied with all of the requirements of chapter 11, and that the Plan is proposed in good faith.

                  The Debtors believe that holders of all Allowed Claims impaired under the Plan will receive payments under the Plan having a present value as of the Effective Date not less than the amounts they would likely receive if the Debtors were liquidated in a case under chapter 7 of the Bankruptcy Code. At the Confirmation Hearing, the Bankruptcy Court will determine whether holders of Allowed Claims would receive greater distributions under the Plan than they would have received in a liquidation under chapter 7 of the Bankruptcy Code.

         1.       ACCEPTANCE

                  Claims in Classes 1 and 2 are unimpaired by the Plan, and the holders thereof are conclusively presumed to have accepted the Plan.

                  Claims in Classes 3 through 182, 185 through 189, and 191 through 375 are impaired under, and the holders of such Claims are entitled to vote on the Plan and, therefore, must accept the Plan in order for it to be confirmed without application of the "fair and equitable test" described below, to such Classes. A Class of Claims is deemed to have accepted the Plan if the Plan is accepted by at least two-thirds in dollar amount and a majority in number of the Claims of each such Class (other than any Claims of creditors designated under section 1126(e) of the Bankruptcy Code) that have voted to accept or reject the Plan.

                  Claims in Class 190 are held by the Debtors who are the proponents of the Plan. The Debtors are presumed to have accepted the Plan.

                  Claims and Equity Interests in Classes 183, 184, and 376 through 385 are impaired; however, holders of such Claims or Interests will not receive or retain property under the Plan and, therefore, such classes are deemed not to have accepted the Plan. Accordingly, confirmation of the Plan will require application of the "fair and equitable test" described below to such Classes.

         2.       "CRAMDOWN" UNDER THE FAIR AND EQUITABLE TEST

                  The Debtors will seek to confirm the Plan notwithstanding the nonacceptance or deemed nonacceptance of the Plan by any impaired Class of Claims or Equity Interests. To obtain such confirmation, it must be demonstrated to the Bankruptcy Court that the Plan "does not discriminate unfairly" and is "fair and equitable" with respect to such dissenting impaired Classes. A plan does not discriminate unfairly if the legal rights of a dissenting class are treated in a manner consistent with the treatment of other classes whose legal rights are substantially similar to those of the dissenting class and if no class receives more than it is entitled to for its claims or equity interests. The Debtors believe that the Plan satisfies this requirement.

                  The Bankruptcy Code establishes different "fair and equitable" tests for secured claims, unsecured claims and equity interests, and a "cramdown" of the Plan, as follows:

                  a. SECURED CLAIMS. Either the plan must provide (i) that the holders of such claims retain the liens securing such claims, whether the property subject to such liens is retained by the debtor or transferred to another entity, to the extent of the allowed amount of such claims, and each holder of a claim receives deferred cash payments totaling at least the allowed amount of such claim, of a value, as of the effective date of the plan, of at least the value of such holder's interest in the estate's interest in such property; (ii) for the sale of any property that is subject to the liens securing such claims, free and clear of such liens, with such liens to attach to the proceeds of such sale; or (iii) for the realization by such holders of the indubitable equivalent of such claims.

                  b. UNSECURED CLAIMS. Either (i) each holder of an impaired unsecured claim receives or retains under the plan property of a value equal to the amount of its allowed claim or (ii) the holders of claims and interests that are junior to the claims of the dissenting class will not receive any property under the plan.

                  c. EQUITY INTERESTS. Either (i) each equity interest holder will receive or retain under the plan property of a value equal to the greater of (x) the fixed liquidation preference or redemption price, if any, of such stock or (y) the value of the stock, or (ii) the holders of interests that are junior to the stock will not receive any property under the plan.

                  d. "CRAMDOWN" OF THE PLAN. Classes 183, 184, and 376 through 385 are deemed to reject the Plan. Notwithstanding the deemed rejection of such classes, the Bankruptcy Court may still confirm the Plan if, as to each impaired class that has not accepted the Plan, the Plan does not discriminate unfairly and is fair and equitable. In the event that one or more classes of impaired Claims rejects the Plan, the Bankruptcy Court will determine at the Confirmation Hearing whether the Plan is fair and equitable with respect to, and does not discriminate unfairly against, any rejecting impaired class of Claims.

                  THE DEBTORS BELIEVE THAT THE PLAN MAY BE CONFIRMED ON A NONCONSENSUAL BASIS SO LONG AS AT LEAST ONE IMPAIRED CLASS OF CLAIMS VOTES TO ACCEPT THE PLAN. ACCORDINGLY, THE DEBTORS WILL DEMONSTRATE AT THE CONFIRMATION HEARING THAT THE PLAN SATISFIES THE REQUIREMENTS OF SECTION 1129(b) OF THE BANKRUPTCY CODE AS TO ANY NON-ACCEPTING CLASS.

3.       FEASIBILITY

                  The Bankruptcy Code permits a chapter 11 plan to be confirmed if it is not likely to be followed by liquidation or the need for further financial reorganization, other than as provided in the Plan. For purposes of determining whether the Plan meets this requirement, the Debtors have analyzed their ability to meet their obligations under the Plan. The Debtors believe that they will be able to make all payments required pursuant to the Plan and that the confirmation of the Plan is not likely to be followed by additional liquidation or the need for further reorganization.

         4.       "BEST INTERESTS" TEST

                  With respect to each impaired Class of Claims and Equity Interests, confirmation of the Plan requires that each such holder either (a) accepts the Plan or (b) receives or retains under the Plan property of a value, as of the Effective Date of the Plan, that is not less than the value such holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code.

                  This analysis requires the Bankruptcy Court to determine what the holders of Allowed Claims and Allowed Equity Interests in each impaired Class would receive from the liquidation of the Debtors' assets and properties in the context of chapter 7 liquidation cases. Refer to Section XVI.C., "Liquidation Under Chapter 7" for further information.

                  To determine if the Plan is in the best interests of each impaired Class, the value of the distributions from the proceeds of the liquidation of the Debtors' assets and properties (after subtracting the amounts attributable to the aforesaid claims) is then compared with the value offered to such Classes of Claims and Equity Interests under the Plan.

                  In applying the "best interests" test, it is possible that the Claims and Equity Interests in chapter 7 cases may not be classified according to the seniority of such Claims and Equity Interests, but instead be subjected to contractual or equitable subordination.

C.       OBJECTIONS TO CONFIRMATION OF THE PLAN

                  The Bankruptcy Court has ordered that all objections to confirmation of the Plan must be filed with the Bankruptcy Court and served by [__:__ _.m. New York City Time] on [_________, 2003]. Objections must be written in the English language, must specifically detail the reasons for the objection to confirmation of the Plan, and must be served on the following:

                  Enron Corp.
                  1400 Smith Street
                  Houston, Texas 77002
                  Attention: General Counsel

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York 10153
                  Attention: Martin J. Bienenstock, Esq.

                                    Brian S. Rosen, Esq.

                  Milbank, Tweed, Hadley & McCloy LLP
                  One Chase Manhattan Plaza
                  New York, New York 10005
                  Attention:  Luc A. Despins, Esq.
                              Susheel Kirpalani, Esq.

                  The Office of the United States Trustee
                  33 Whitehall Street, 21st Floor
                  New York, New York 10004
                  Attention:  Mary Elizabeth Tom, Esq.

                  Davis, Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York 10017
                  Attention:  Donald S. Bernstein, Esq.

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, New York 10022
                  Attention:  Fredric Sosnick, Esq.

                  Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of a plan. Objections to confirmation of the Plan are governed by Bankruptcy Rule 9014. UNLESS AN OBJECTION TO CONFIRMATION OF THE PLAN IS TIMELY SERVED AND FILED, IT WILL NOT BE CONSIDERED BY THE BANKRUPTCY COURT.

                                 XX. CONCLUSION

                  All holders of Claims against the Debtors are urged to vote to accept the Plan and to evidence such acceptance by returning their Ballots so that they will be received by ___________________, 2003.

Dated:   November 13, 2003
         Houston, Texas

                             Respectfully submitted,

                             ENRON CORP., et al.,
                             Debtors in Possession

                              By: /s/ Stephen F. Cooper
                                  ----------------------------------------------
                                  Stephen F. Cooper
                                  Acting President, Acting Chief Executive
                                  Officer, and Chief Restructuring Officer
                                  Enron Corp.
                                  1400 Smith Street
                                  Houston, Texas 77002
                                  (713) 853-6161

OF COUNSEL:

Martin J. Bienenstock
Brian S. Rosen
Martin A. Sosland
Melanie Gray
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

       APPENDIX A: MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT

APPENDIX A:  MATERIAL DEFINED TERMS FOR ENRON DISCLOSURE STATEMENT

                  ABN means ABN Amro Bank N.V.

                  Accepting Guaranty Claims means all Claims that are within the Classes of Guaranty Claims which are determined to be accepting Classes in accordance with section 1126 of the Bankruptcy Code.

                  Accroven means Accroven S.R.L.

                  ACFI means Atlantic Commercial Finance, Inc., a Delaware corporation and a Debtor.

                  ACFI Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ACFI arising from or relating to an agreement by ACFI to guarantee or otherwise satisfy the obligation of another Debtor.

                  ACFI Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed Enron Guaranty Claims in an amount equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ACFI Guaranty Claims and (b) the product of (y) the Value of ACFI's Assets minus an amount equal to the sum of (1) one-hundred percent (100%) of ACFI's Administrative Expense Claims, Secured Claims and Priority Claims plus
(2) an amount equal to the product of ACFI's Convenience Claim Distribution Percentage times ACFI's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ACFI Guaranty Claims and the denominator of which is equal to the sum of ACFI's (1) General Unsecured Claims, (2) ACFI Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) 30 percent (30%) times the Value of all the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one-hundred percent (100%) of all Debtors' Administrative expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ACFI Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that for purposes of calculating "ACFI Guaranty Distributive Assets," such calculation shall not include the Asset of or the General Unsecured Claims against either of the Portland Debtors.

                  Ada Cogen means Ada Cogeneration Limited Partnership.

                  Administrative Expense Claim means any Claim constituting a cost or expense of administration of the Chapter 11 Cases asserted or authorized to be asserted in accordance with sections 503(b) and 507(a)(1) of the Bankruptcy Code during the period up to and including the Effective Date, including, without limitation, any actual and necessary costs and expenses of preserving the estates of the Debtors, any actual and necessary costs and expenses of operating the businesses of the Debtors in Possession, any costs and expenses of the Debtors in Possession for the management, maintenance, preservation, sale or other disposition of any assets, the administration and implementation of the Plan, the administration, prosecution or defense of Claims by or against the Debtors and for distributions under the Plan, any guarantees or indemnification obligations extended by the Debtors in Possession, any Claims for reclamation in accordance with section 546(c)(2) of the Bankruptcy Code allowed pursuant to Final Order, any Claims for compensation and reimbursement of expenses arising during the period from and after the respective Petition Dates and prior to the Effective Date and awarded by the Bankruptcy Court in accordance with sections 328, 330, 331 or 503(b) of the Bankruptcy Code or otherwise in accordance with the provisions of the Plan, and any fees or charges assessed against the Debtors' estates pursuant to section 1930, chapter 123, Title 28, United States Code.

                  Aeneas means Aeneas LLC.

                  AEP means American Electric Power Company, Inc.

                  AEP Holding means AEP Energy Services Gas Holding Company.

                  AES means Allegheny Energy Supply Co., LLC.

                  Affiliate means any Entity that is an "affiliate" of any of the Debtors within the meaning of section 101(2) of the Bankruptcy Code.

                  Agave means Agave VPP, LLC.

                  AGF means AGF Brazil Seguros S.A.

                  AIGE means AIG Energy Trading, Inc.

                  Alligator Alley means Enron Alligator Alley Pipeline Company, a Debtor.

                  Allocation Formula means the methodology set forth in the Overhead Allocation Formula Order for allocating shared overhead and other expenses among the Debtors and their material non-Debtor affiliates.

                  Allowed Administrative Expense Claim means an Administrative Expense Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Claim/Allowed Equity Interest means any Claim against or Equity Interest in any of the Debtors or the Debtors' estates, (i) proof of which was filed on or before the date designated by the Bankruptcy Court as the last date for filing such proof of claim against or equity interest in any such Debtor or such Debtor's estate or (ii) if no proof of Claim or Equity Interest has been timely filed, which has been or hereafter is listed by such Debtor in their Schedules as liquidated in amount and not disputed or contingent or (iii) any Equity Interest registered in the stock register maintained by or on behalf of the Debtors as of the Record Date in each such case in clauses (i), (ii) and (iii) above, a Claim or Equity Interest as to which no objection to the allowance thereof, or action to equitably subordinate or otherwise limit recovery with respect thereto, has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, or as to which an objection has been interposed and such Claim has been allowed in whole or in party by a Final Order. For purposes of determining the amount of an "Allowed Claim," there shall be deducted therefrom an amount equal to the amount of any claim which the Debtors may hold against the holder thereof, to the extent such claim may be set off pursuant to applicable non-bankruptcy law. Without in any way limiting the foregoing, "Allowed Claim" shall include any Claim arising from the recovery of property in accordance with sections 550 and 553 of the Bankruptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code, any Claim allowed under or pursuant to the terms of the Plan or any Claim to the extent that it has been allowed pursuant to a Final Order; provided, however, that (i) Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" hereunder unless otherwise specified herein or by order of the Bankruptcy Court, (ii) for any purpose under the Plan, "Allowed Claim" shall not include interest, penalties, or late charges arising from or relating to the period from and after the Petition Date, and (iii) "Allowed Claim" shall not include any Claim subject to disallowance in accordance with section 502(d) of the Bankruptcy Code.

                  Allowed Convenience Claim means a Convenience Claim, to the extent it is or has become an Allowed Claim.

                  Allowed ENA Debenture Claim means an ENA Debenture Claim, to the extent it is or has become an Allowed Claim and set forth on Exhibit "A" to the Plan.

                  Allowed Enron Common Equity Interest means an Enron Common Equity Interest, to the extent it is or has become an Allowed Equity Interest.

                  Allowed Enron Guaranty Claim means an Enron Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Enron Preferred Equity Interest means an Enron Preferred Equity Interest, to the extent it is or has become an Allowed Equity Interest.

                  Allowed Enron Senior Note Claim means an Enron Senior Note Claim, to the extent it is or has become an Allowed Claim and set forth on Exhibit "B" to the Plan.

                  Allowed Enron Subordinated Debenture Claim means an Enron Subordinated Debenture Claim, to the extent it is or has become an Allowed Claim and set forth on Exhibit "C" to the Plan.

                  Allowed Enron TOPRS Debenture Claim means an Enron TOPRS Debenture Claim, to the extent it is or has become an Allowed Claim and set forth in Exhibit "D" to the Plan.

                  Allowed Enron TOPRS Subordinated Guaranty Claim means an Enron TOPRS Subordinated Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Allowed ETS Debenture Claim means an ETS Debenture Claim, to the extent it is or has become an Allowed Claim and set forth on Exhibit "E" to the Plan.

                  Allowed General Unsecured Claim means a General Unsecured Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Guaranty Claim means a Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Intercompany Claim means an Intercompany Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Other Subordinated Claim means an Other Subordinated Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Priority Claim means a Priority Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Priority Non-Tax Claim means a Priority Non-Tax Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Priority Tax Claim means a Priority Tax Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Common Equity Interest Claim means a
Section 510 Enron Common Equity Interest Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Preferred Equity Interest Claim means a Section 510 Enron Preferred Equity Interest Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Senior Notes Claim means a Section 510 Enron Senior Notes Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Section 510 Enron Subordinated Debenture Claim means a
Section 510 Enron Subordinated Debenture Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Secured Claim means a Secured Claim, to the extent it is or has become an Allowed Claim.

                  Allowed Wind Guaranty Claim means a Wind Guaranty Claim, to the extent it is or has become an Allowed Claim.

                  Amended Cash Management Order means the Amended Order Authorizing Continued Use of Existing Bank Accounts, Cash Management System, Checks and Business Forms, and Granting Inter-Company Superpriority Claims, Pursuant to 11 U.S.C. Sections 361, 363(e), 364 and 507(b), as Adequate Protection (Docket #1666).

                  Amended DIP Credit Agreement means that certain Amended and Restated Revolving Credit and Guaranty Agreement dated as of June 14, 2002, by and among ENE, as borrower, each of the direct or indirect subsidiaries of ENE as party thereto, as guarantors, the DIP Lenders, JPMCB and Citicorp, as co-administrative agents, Citicorp, as paying agent, and JPMCB, as collateral agent.

                  ANEEL means Agencia Nacional de Energia Eletrica.

                  Annual Limitation means the amount of pre-change losses (including NOL carryforwards from periods before the ownership change and certain losses or deductions which are "built-in," (i.e., economically accrued but unrecognized), as of the date of the ownership change) that may be utilized, pursuant to Section 382 of the IRC, by a corporation (or consolidated group) that undergoes an "ownership change" to offset future taxable income.

                  APACHI means Enron Asia Pacific/Africa/China LCC, a Debtor.

                  Applicability Order means an order of the Bankruptcy Court making (i) various generally applicable orders previously entered in the Debtors' Chapter 11 Cases, and (ii) various generally applicable proposed orders (orders filed in the Debtors' Chapter 11 Cases but not yet entered), apply to the case of a Debtor that filed its chapter 11 petition after the Initial Petition Date.

                  April 8th Order means the Bankruptcy Court's April 8, 2002 order authorizing and directing the appointment of an examiner for ENE pursuant to section 1104(c) (Docket #2838).

                  Arcor means Arcor S.A.I.C. and its subsidiaries.

                  Arcos Project Company means Enron Espana Generacion, S.L. Sociedad Unipersonal.

                  Ardmore Data Center means the primary
internet/telecommunications center for ENE and its Affiliates, including the Pipeline Businesses.

                  Artemis means Artemis Associates, LLC, a Debtor.

                  Arthur Andersen means Arthur Andersen LLP.

                  Asset Holdings means HPL Asset Holdings L.P.

                  Assets means all "property" of a Debtor's estate, as defined in section 541 of the Bankruptcy Code, including such property as is reflected on such Debtor's books and records as of the date of the Disclosure Statement Order; provided, however that "Assets" shall not include Litigation Trust Claims, Special Litigation Trust Claims, claims and causes of action which are the subject of the Severance Settlement Fund Litigation or such other property otherwise provided for in the Plan or by a Final Order.

                  Assumption Schedule means the list of executory contracts and unexpired leases to be assumed in accordance with section 365 of the Bankruptcy Code and Article XXXIV of the Plan and filed with the Bankruptcy Court pursuant to the provisions of Article XXXIV of the Plan.

                  Atlantic means Atlantic Water Trust.

                  Avista means Avista Corporation.

                  Azurix means Azurix Corp.

                  Azurix Buenos Aires means Azurix Buenos Aires S.A.

                  Azurix Europe means Azurix Europe Ltd.

                  Azurix Europe Deed means that certain Credit Facility by and between Azurix Europe and Bristol Water Trust, dated July 19, 2001, as amended.

                  Backbone 1 means Backbone Trust I.

                  Backbone 2 means Backbone Trust II.

                  Bahiagas means Compania de Gas de Bahia.

                  Ballot means the form distributed to each holder of a Claim or Equity Interest on which is to be indicated the acceptance or rejection of the Plan.

                  Ballot Date means the date established by the Bankruptcy Court and set forth in the Disclosure Statement Order for the submission of Ballots and the election of alternative treatments pursuant to the terms and provisions of the Plan.

                  BAM means BAM Lease Company, a Debtor.

                  Banca Nazionale means Banca Nazionale del Lavoro S.p.A.

                  Bankruptcy Code means The Bankruptcy Reform Act of 1978, as amended, to the extent codified in Title 11, United States Code, as applicable to the Chapter 11 Cases.

                  Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York or such other court having jurisdiction over the Chapter 11 Cases.

                  Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2075 of Title 28 of the United States Code, and any local rules of the Bankruptcy Court, as amended, as applicable to the Chapter 11 Cases.

                  Barclays means Barclays Bank PLC.

                  Bayerische means Bayerische Hypo-Vereinsbank Ag.

                  BBPL means the Bolivia-to-Brazil pipeline.

                  BBtu/d means billion British thermal units per day.

                  bcf means billion cubic feet.

                  bcf/d means billion cubic feet per day.

                  BCI means IntesaBci, S.p.A., formerly known as Banca Commerciale Italiana, S.p.A.

                  Beaver means Beaver Combustion Turbine Plant.

                  Belden Agreement means the plea agreement between Timothy Belden and the DOJ, through the United States Attorney's Office for the Northern District of California, and the Enron Task Force that was entered in the United States District Court for the Northern District of California.

                  BEPC means Brazos Electric Power Cooperative.

                  BGT means Bammel Gas Trust.

                  Black Mesa means Black Mesa Pipeline, Inc.

                  Blackstone means The Blackstone Group, L.P.

                  Blackstone Model means a complex computer program developed by The Blackstone Group L.P. The model tracks the assets and liabilities for each of the Debtors and most of the other Enron Companies. Taking into consideration, among other things, the value of all of the assets held by Debtors and non-Debtors and the web of intercompany claims and equity interests between the Enron Companies, the model determines how the assets held by ENE and its subsidiaries are allocated among the Creditors under a variety of scenarios, including the global compromise embodied in the Plan. The Blackstone Model forms the basis for determining the recoveries and calculating the distributions to Creditors in accordance with the terms of the Plan.

                  BLB means Bayerische Landesbank Girozentrale.

                  BLM means Bahia Las Minas Corp.

                  BNDES means the Brazilian National Bank for Economic and Social Development.

                  BoA means Bank of America, N.A.

                  Board means the Board of Directors of ENE.

                  Boardman means Boardman Coal Plant.

                  BOTAS means BOTAS Petroleum Pipeline Corporation, (Boru Hatlari le Petrol Tasima A.S.), the state-owned natural gas monopoly in Turkey.

                  BPA means Bonneville Power Administration.

                  BPDT means Brazilian Development Power Trust.

                  Brazos means Brazos Office Holdings, L.P.

                  Brazos LP means Brazos VPP Limited Partnership.

                  Brazos Synthetic Lease

                  Brazos Trust means Brazos VPP Trust.

                  Bridgeline means Bridgeline Holdings, L.P., Bridgeline Storage and Bridgeline Distribution, collectively.

                  Bridgeline Distribution means Bridgeline Gas Distribution,
LLC.

                  Bridgeline Holdings means Bridgeline Holdings, L.P.

                  Bridgeline Storage means Bridgeline Storage Company, LLC.

                  Bristol means Bristol Water Trust.

                  British Energy means British Energy plc.

                  British Energy Group means British Energy and certain of its subsidiaries, including without limitation British Energy Generation Limited.

                  Broadband Services means the Enron Companies' broadband services business unit.

                  BT means Bankers Trust (now part of Deutsche Bank).

                  BTRC means the Bankruptcy Transaction Review Committee.

                  BTU means British thermal unit.

                  Business Day means a day other than a Saturday, a Sunday or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

                  BWT means Bob West Treasure L.L.C.

                  BWT Forward Contract means the Natural Gas Inventory Forward Sale Contract, as amended, between BWT and EEX E&P.

                  BWT Gas Index Price means the price at which EEX E&P would deliver gas proceeds to BWT on a monthly basis. The agreed price was equal to the applicable NYMEX price minus a pre-determined basis differential.

                  BWT Swap means that certain ISDA Master Agreement between BWT and ENA, and all related amendments, schedules, exhibits and confirmations.

                  CAA means the Air Pollution Prevention and Control Act, 42 U.S.C. Section 7401 et. seq., also known as the Clean Air Act

                  Cabazon Holdings means Cabazon Holdings LLC, a Debtor.

                  Cabazon Power means Cabazon Power Partners LLC, a Debtor.

                  CAByL means Constructores Akal B y L, S. de R.L.

                  CALIFE means Compania Anonima Luz y Fuerza Electrica de Puerto Cabello.

                  CAGR means cumulative annual growth rate.

                  Calcasieu means Calcasieu Development Company, L.L.C., a
Debtor.

                  Calvert City Power means Calvert City Power I, L.L.C., a
Debtor.

                  Calypso means Calypso Pipeline, LLC, a Debtor.

                  CAO means Chief Accounting Officer.

                  Case Management Order means the Second Amended Case Management Order Establishing, Among Other Things, Noticing Electronic Procedures, Hearing Dates, Independent Website and Alternative Methods of Participation at Hearings, dated December 17, 2002, entered by the Bankruptcy Court.

                  Cash means lawful currency of the United States of America.

                  CashCo 5 means Enron Cash Company No. 5.

                  CashCo 6 means Enron Cash Company No. 6 LLC.

                  Cash Equivalents means equivalents of Cash in the form of readily marketable securities or instruments issued by a person other than the Debtors, including, without limitation, readily marketable direct obligations of, or obligations guaranteed by, the United States of America, commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or interest-bearing certificates of deposit or other similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than One Hundred Million Dollars ($100,000,000.00), having maturities of not more than one (1) year, at the then best generally available rates of interest for like amounts and like periods.

                  Cash Sweeps means the transfer or "sweep" of revenues on a daily basis from the Debtors' bank accounts into an ENE concentration account.

                  Cash V Trust means Contractual Asset Securitization Holding Trust V.

                  Cash VI Trust means Contractual Asset Securitization Holding Trust VI.

                  CDC means Commonwealth Development Corporation.

                  CEMS means Clinton Energy Management Services, Inc., a Debtor.

                  CEMSA means Comercializadora de Energia del Mercosur S.A.

                  Centragas means Centragas-Transportadora de Gas de la Region Central de Enron Development & Cia., S.C.A.

                  Central Maine means Central Maine Power Company.

                  CERCLA means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.

                  CFTC means the United States Commodity Futures Trading Commission.

                  CGC means City Gas Company.

                  CGNN means CGNN Holding Company, Inc., a non-Debtor affiliate of ENE and a wholly owned subsidiary of ETS.

                  Chapter 11 Cases means the cases commenced under chapter 11 of the Bankruptcy Code by the Debtors on or after the Initial Petition Date styled In re Enron Corp., et al., Chapter 11 Case No. 01-16034 (AJG), Jointly Administered, currently pending before the Bankruptcy Court.

                  Chapter 11 Professionals means any and all professionals whose retention has been approved by the Bankruptcy Court pursuant to sections 327, 328 and 363 of the Bankruptcy Code.

                  Cherokee means Cherokee Finance VOF.

                  Cheyenne means Cheyenne Finance S.A.R.L.

                  Choctaw means Choctaw Investors B.V.

                  CIBC means CIBC, Inc.

                  CILCO means Central Illinois Light Company.

                  Citibank means Citibank, N.A.

                  Citicorp means Citicorp USA, Inc.

                  Citicorp Leasing means Citicorp Leasing, Inc.

                  Citrus means Citrus Corp.

                  Citrus Energy Services means Citrus Energy Services, Inc.

                  Citrus Trading means Citrus Trading Corp.

                  Claim means any right to payment from the Debtors or from property of the Debtors or their estates, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, known or unknown or asserted; or any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment from the Debtors or from property of the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

                  Claims Bar Date means the date set by the Bankruptcy Court as the last day for filing proofs of claim against a Debtor.

                  Class means a category of holders of Claims or Equity Interests set forth in Article IV of the Plan.

                  Class Actions means the litigations styled (1) In re Enron Corporation Securities, Derivative and "ERISA" Litigation, Case No. MDL 1446,
(2) Newby, et al. v. Enron Corporation, et al., Civil Action No. H-01-3624, (3) Tittle, et al. v. Enron Corp., et al., Civil Action No. H-01-3913, (4) American National Insurance Company, et al. v. Arthur Andersen, LLP, et al., Civil Action No. G-02585, (5) American National Insurance Company, et al. v. Citigroup, Inc., et al., Civil Action No. G-02-723, (6) Blaz, et al. v. Robert A. Belfer, et al., Civil Action No. H-02-1150, (7) Pearson, et al. v. Fastow, et al., Civil Action No. H-02-3786, (8) Rosen, et al. v. Fastow, et al., Civil Action No. H-02-3787,
(9) Ahlich, et al. v. Arthur Andersen LLP, et al., Civil Action No. H-02-3794,
(10) Silvercreek Management, Inc., et al. v. Salomon Smith Barney, Inc., et al., Civil Action No. H-02-3185, and (11) such other actions which may be pending and become consolidated for administrative purposes in the United States District Court for the Southern District of Texas, Houston Division.

                  CLN Trust means the Enron Credit Linked Notes Trust.

                  CLN Trust II means the Enron Credit Linked Notes Trust II.

                  CO means carbon monoxide.

                  COD means cancellation of debt.

                  CoalCo means ECT Coal Company No. 1.

                  COBRA means Consolidated Omnibus Budget Reconciliation Act, Pub. L. No. 99-272, 100 Stat. 82 (1986).

                  Collateral means any property or interest in property of the estates of any of the Debtors that is subject to an unavoidable Lien to secure the payment or performance of a Claim.

                  Colstrip means Colstrip Units 3 and 4 Coal Plant.

                  Common Equity Interest means a common Equity Interest.

                  Common Equity Trust means the Entity to be created on or prior to the Effective Date to hold the Exchanged Enron Common Stock for the benefit of holders of Enron Common Equity Trust Interests.

                  Common Equity Trust Agreement means the trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement.

                  Common Equity Trust Board means the group of five (5) Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Common Equity Trust Agreement.

                  Common Equity Trust Interests means the three million (3,000,000) beneficial interests in the Common Equity Trust, in a number equal to the outstanding shares of Exchanged Enron Common Stock, to be allocated to holders of Allowed Enron Common Equity Interests.

                  Common Equity Trustee means Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the Common Equity Trust in accordance with the terms and provisions of Article XXVII of the Plan and the Common Equity Trust Agreement.

                  Communications Leasing means Enron Communications Leasing Corp., a Debtor.

                  ConEd means Consolidated Edison.

                  Condor means the Condor Share Trust.

                  Conectiv means Conectiv Energy Supply, Inc.

                  Confirmation Date means the date the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court with respect to the Chapter 11 Cases.

                  Confirmation Hearing means the hearing to consider confirmation of the Plan in accordance with section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

                  Confirmation Order means the order of the Bankruptcy Court confirming the Plan.

                  Considar means Considar Metal Marketing, Inc.

                  Consolidated Basis means with respect to any Claims (a) asserted by an Entity against two or more Debtors and (b) arising from or related to the same liability, or on the basis of secondary liability, co-liability or joint liability, for certain purposes of the Plan, such Claims shall be deemed to be treated as a single Claim of such Entity against the Debtors as if the Debtors' estates were substantively consolidated.

                  Consorcio Enron means Empresa Brasileira Distribuidora Ltda. (f/k/a Consorcio Enron Energia Mercosul)

                  Constellation means Constellation New Energy, Inc. (f/k/a AES New Energy Inc.).

                  Contract Lift Stay Motions means motions filed by counterparties seeking relief from the automatic stay to cancel various contracts.

                  Convenience Claim means, except as provided in Section 16.2 of the Plan, any Claim equal to or less than Fifty Thousand Dollars ($50,000.00) or greater than Fifty Thousand Dollars ($50,000.00) but with respect to which the holder thereof voluntarily reduces the Claim to Fifty Thousand Dollars ($50,000.00) on the Ballot; provided, however, that, for purposes of the Plan and the distributions to be made thereunder, "Convenience Claim" shall not include (i) an Enron Senior Note Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim, (iv) an ENA Debenture Claim, (v) an Enron TOPRS Debenture Claim and (vi) any other claim that is a component of a larger Claim, portions of which may be held by one or more holders of Allowed Claims.

                  Convenience Claim Distribution Percentage means with respect to a Convenience Claim against an individual Debtor, the amount set forth opposite the appropriate Class listed on Exhibit "F" to the Plan, representing ninety percent (90%) of the estimated recovery of Distributive Assets that would be distributed in accordance with the provisions of the Plan on account of an Allowed General Unsecured Claim against such Debtor, all as set forth in the Disclosure Statement.

                  Corpus Christi Bankruptcy Court means the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, with jurisdiction over the EOTT chapter 11 bankruptcy case.

                  Coyote Springs means Coyote Springs Generation Plant.

                  CP Notes means the notes issued by Enron Funding pursuant to the CP Program.

                  CP Program means the commercial paper program administered by CSFB and Salomon Smith Barney pursuant to which Enron Funding issued up to $350 million in CP Notes in the commercial paper market to qualified institutional buyers and accredited investors.

                  CPS means Compagnie Papiers Stadacona.

                  Credit Lyonnais means Credit Lyonnais New York Branch.

                  Creditor means any Person or Entity holding a Claim against the Debtors' estates or, pursuant to section 102(2) of the Bankruptcy Code, against property of the Debtors that arose or is deemed to have arisen on or prior to the Petition Date, including, without limitation, a Claim against any of the Debtors or Debtors in Possession of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.

                  Creditor Cash means at any time, the excess, if any, of (a) all Cash and Cash Equivalents in the Disbursement Account(s) over (b) such amounts of Cash (i) reasonably determined by the Disbursing Agent as necessary to satisfy, in accordance with the terms and conditions of the Plan, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims and Secured Claims, (ii) necessary to fund the Litigation Trust and the Special Litigation Trust in accordance with Articles XXII and XXIII of the Plan, respectively, (iii) necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims were, at such time, Allowed Claims and (iv) such other amounts reasonably determined by the Reorganized Debtors or the Remaining Asset Trusts, as the case may be, as necessary to fund the ongoing operations of the Reorganized Debtors during the period from the Effective Date up to and including such later date as the Reorganized Debtor Plan Administrator shall reasonably determine; provided, however, that, on the Effective Date, Creditor Cash shall be equal to or greater than the amount of Creditor Cash projected in the Disclosure Statement to be available as of the Effective Date; and, provided, further, that such projected amount of Creditor Cash shall be reduced, on a dollar-for-dollar basis, to the extent of any distributions of Cash made by the Debtors, to Creditors, pursuant to a Final

Order, during the period from the Confirmation Date up to and including the Effective Date.

                  Creditors' Committee means the statutory committee of creditors holding unsecured claims appointed in the Chapter 11 Cases pursuant to section 1102(a) of the Bankruptcy Code, as amended from time to time.

                  Credit Rating means the senior unsecured long-term debt rating of ENE by Fitch, Moody's, or S&P.

                  CrossCountry means CrossCountry Energy Corp., a Delaware corporation, formed on or prior to the Effective Date, the assets of which shall consist of the CrossCountry Assets.

                  CrossCountry Assets means the assets to be contributed into or transferred to CrossCountry, including, without limitation, (a) (i) eight hundred (800) shares of common stock of Transwestern Holding Company, Inc., having a par value of $0.01 per share, (ii) five hundred (500) shares of Class B common stock of Citrus Corp., having a par value of $1.00 per share, (iii) four hundred (400) shares of common stock of Northern Plains Natural Gas Company, having a par value of $1.00 per share, (iv) one thousand (1000) shares of common stock of CGNN Holding Company, Inc., having a par value of $0.01 per share, and
(v) one thousand (1000) shares of common stock of NBP Services Corporation, having a par value of $1.00 per share; provided, however, that in the event that, during the period from the date of the Disclosure Statement Order up to and including the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1 of the Plan, the Debtors, with the consent of the Creditors' Committee, determine not to include in CrossCountry a particular asset set forth above, the Debtors shall file a notice thereof with the Bankruptcy Court and the Value of the CrossCountry Common Stock shall be reduced by the Value attributable to such asset, as set forth in the Disclosure Statement or determined by the Bankruptcy Court at the Confirmation Hearing, and
(b) such other assets as the Debtors, with the consent of the Creditors' Committee, determine on or prior to the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1 of the Plan to include in CrossCountry and the Value of the CrossCountry Common Stock shall be increased by the Value attributable to any such assets.

                  CrossCountry Approval Order means the Order of the Bankruptcy Court approving the Contribution and Separation Agreement, including the transfer of the CrossCountry Equity Interests, and the other transactions contemplated thereby.

                  CrossCountry By-laws means the by-laws of CrossCountry, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  CrossCountry Certificate of Incorporation means the Certificate of Incorporation of CrossCountry, which certificate of incorporation shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  CrossCountry Common Stock means the shares of CrossCountry Common Stock authorized and to be issued pursuant to the Plan, which shares shall have a par value of $0.01 per share, of which one hundred million (100,000,000) shares shall be authorized and of which seventy-five million (75,000,000) shares shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the CrossCountry Certificate of Incorporation or the CrossCountry By-laws.

                  CrossCountry Contribution and Separation Agreement means the Contribution and Separation Agreement, dated as of June 24, 2003, by and among ENE, ETS, EOS, Enron Operations, L.P. and CrossCountry.

                  CrossCountry Distributing Company means CrossCountry or such other company designated under the Plan to distribute shares of capital stock representing CrossCountry's interest in the CrossCountry Equity Interests.

                  CrossCountry Enron Parties means ENE, ETS, EOC Preferred (as successor to Enron Operations, L.P.,) and EOS, which comprise the parties, in addition to CrossCountry, which are parties to the CrossCountry Contribution and Separation Agreement.

                  CrossCountry Equity Interests means the equity interests held by ENE and its Affiliates in Citrus, Transwestern Holding, Northern Plains, NBP Services, and CrossCountry Energy Services.

                  CrossCountry Indemnified Parties means CrossCountry, each controlled subsidiary (which does not include Citrus or Northern Border Partners) of CrossCountry and their respective directors, officers, employees, agents, representatives, successors, and assigns.

                  CrossCountry Trust means the Entity, if jointly determined by the Debtors' and the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but prior to the Effective Date, in addition to the creation of CrossCountry, and to which Entity shall be conveyed one hundred percent (100%) of the CrossCountry Common Stock.

                  CrossCountry Trust Agreement means, in the event the CrossCountry Trust is created, the CrossCountry Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form included in the Plan Supplement, pursuant to which the CrossCountry Trust Board and the CrossCountry Trustee shall manage, administer, operate and liquidate the assets contained in the CrossCountry Trust and distribute the proceeds thereof or the CrossCountry Common Stock.

                  CrossCountry Trust Board means, in the event the CrossCountry Trust is created, the group of five (5) Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the CrossCountry Trust Agreement.

                  CrossCountry Trust Interests means, in the event the CrossCountry Trust is created, the seventy-five million (75,000,000) beneficial interests in CrossCountry to be allocated to holders of Allowed Claims.

                  CrossCountry Trustee means, in the event the CrossCountry Trust is created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the CrossCountry Trust Board and approved by the Bankruptcy Court to administer the CrossCountry Trust in accordance with the provisions of Article XXIV of the Plan and the CrossCountry Trust Agreement.

                  CRRA means Connecticut Resources Recovery Authority.

                  CSFB means Credit Suisse First Boston.

                  CUB means Citizens' Utility Board.

                  Cuiaba Project means the combination of EPE, GasMat, GasBol, and TBS.

                  Dabhol Power means Dabhol Power Company.

                  DB means Deutsche Bank.

                  Debtors means Enron Metals & Commodity Corp., Enron Corp., Enron North America Corp., Enron Power Marketing, Inc., PBOG Corp., Smith Street Land Company, Enron Broadband Services, Inc., Enron Energy Services Operations, Inc., Enron Energy Marketing Corp., Enron Energy Services, Inc., Enron Energy Services, LLC, Enron Transportation Services Company, BAM Lease Company (incorrectly filed as BAM Leasing Company), ENA Asset Holdings, L.P., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Net Works L.L.C., Enron Industrial Markets LLC, Operational Energy Corp., Enron Engineering & Construction Company, Enron Engineering & Operational Services Company, Garden State Paper Company, LLC, Palm Beach Development Company, L.L.C., Tenant Services, Inc., Enron Energy Information Solutions, Inc., EESO Merchant Investments, Inc., Enron Federal Solutions, Inc., Enron Freight Markets Corp., Enron Broadband Services, L.P., Enron Energy Services North America, Inc., Enron LNG Marketing LLC, Calypso Pipeline, LLC, Enron Global LNG LLC, Enron International Fuel Management Company, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Liquid Fuels, Inc., Enron LNG Shipping Company, Enron Property & Services Corp., Enron Capital & Trade Resources International Corp., Enron Communications Leasing Corp., Enron Wind Systems, LLC f/k/a EREC Subsidiary I, LLC (successor to Enron Wind Systems, Inc.), Enron Wind Constructors LLC f/k/a EREC Subsidiary II, LLC (successor to Enron Wind Constructors Corp.), Enron Wind Energy Systems LLC f/k/a EREC Subsidiary III, LLC (successor to

Enron Wind Energy Systems Corp.), Enron Wind Maintenance LLC f/k/a EREC Subsidiary IV, LLC (successor to Enron Wind Maintenance Corp.), Enron Wind LLC f/k/a EREC Subsidiary V, LLC (successor to Wind), Intratex Gas Company, Enron Processing Properties, Inc., Enron Methanol Company, Enron Ventures Corp., Enron Mauritius Company, Enron India Holdings Ltd., Offshore Power Production C.V., The New Energy Trading Company, EES Service Holdings, Inc., Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Enron Reserve Acquisition Corp., EPC Estates Services, Inc., f/k/a National Energy Production Corporation, Enron Power & Industrial Construction Company, EPC Estates Services, Inc. f/k/a NEPCO Power Procurement Company, NEPCO Services International, Inc., San Juan Gas Company, Inc., EBF LLC, Zond Minnesota Construction Company LLC, Enron Fuels International, Inc., E Power Holdings Corp., EFS Construction Management Services, Inc., Enron Management, Inc., Enron Expat Services, Inc., Artemis Associates, LLC, Clinton Energy Management Services, Inc., LINGTEC Constructors L.P., EGS New Ventures Corp., Louisiana Gas Marketing Company, Louisiana Resources Company, LGMI, Inc., LRCI, Inc., Enron Communications Group, Inc., EnRock Management, LLC, ECI-Texas, L.P., EnRock, L.P., ECI-Nevada Corp., Enron Alligator Alley Pipeline Company, Enron Wind Storm Lake I LLC, ECT Merchant Investments Corp., Enron Online, LLC, St. Charles Development Company, L.L.C., Calcasieu Development Company, L.L.C., Calvert City Power I, L.L.C., Enron ACS, Inc., LOA, Inc., Enron India LLC, Enron International Inc., Enron International Holdings Corp., Enron Middle East LLC, Enron WarpSpeed Services, Inc., Modulus Technologies, Inc., Enron Telecommunications, Inc., DataSystems Group, Inc. Risk Management & Trading Corp., Omicron Enterprises, Inc., EFS I, Inc., EFS II, Inc., EFS III, Inc., EFS V, EFS VI, LP, EFS VII INC, EFS IX, Inc., EFS X, INC, EFS XI INC, EFS XII INC, EFS XV INC, EFS XVII, Inc., Jovinole Associates, EFS Holdings, Inc., Enron Operations Services Corp., Green Power Partners I LLC, TLS Investors, L.L.C., ECT Securities Limited Partnership, ECT Securities LP Corp., ECT Securities GP Corp., KUCC Cleburne, LLC, Enron International Asset Management Corp., Enron Brazil Power Holdings XI Ltd., Enron Holding Company L.L.C., Enron Development Management Ltd., Enron International Korea Holdings Corp., Enron Caribe VI Holdings Corp., Enron International Asia Corp., Enron Brazil Power Investments XI Ltd., Paulista Electrical Distribution, L.L.C., Enron Pipeline Construction Services Company, Enron Pipeline Services Company, Enron Trailblazer Pipeline Company, Enron Liquid Services Corp., Enron Machine and Mechanical Services, Inc., Enron Commercial Finance Ltd., Enron Permian Gathering Inc., Transwestern Gathering Company, Enron Gathering Company, EGP Fuels Company, Enron Asset Management Resources, Inc., Enron Brazil Power Holdings I Ltd., Enron do Brazil Holdings Ltd., Enron Wind Storm Lake II LLC, Enron Renewable Energy Corp., Enron Acquisition III Corp., Enron Wind Lake Benton LLC, Superior Construction Company; EFS IV. Inc., EFS VIII, Inc., EFS XIII, Inc., Enron Credit, Inc., Enron Power Corp., Richmond Power Enterprise, L.P., ECT Strategic Value Corp., Enron Development Funding Ltd., Atlantic Commercial Finance, Inc., The Protane Corporation, Enron Asia Pacific/Africa/China LLC, Enron Development Corp., ET Power 3 LLC, Nowa Sarzyna Holding B.V., Enron South America LLC, Enron Global Power & Pipelines LLC, Portland General Holdings, Inc., Portland Transition Company, Inc., Cabazon Power Partners LLC, Cabazon Holdings LLC, Enron Caribbean Basin LLC,

Victory Garden Power Partners LLC, Oswego Cogen Company, LLC, and Enron Equipment Procurement Company.

                  Debtors in Possession means the Debtors as debtors in possession pursuant to sections 1101(1) and 1107(a) of the Bankruptcy Code.

                  Deferred Compensation Litigation means the avoidance actions commenced or to be commenced by the Debtors in Possession or the Employee Committee, for and on behalf of the Debtors' estates, in connection with payments made with respect to the Enron Corp. 1994 Deferral Plan and Enron Expat Services, Inc. 1998 Deferral Plan.

                  Delta means Delta Energy Corporation.

                  De Minimis Asset Sale Order means Order Pursuant to Sections 105 and 363 of the Bankruptcy Code Approving Procedures for the Sale of Certain Surplus Assets with De Minimis Value Free and Clear of Liens, Claim, Interests, and Encumbrances (Docket #2536), as clarified by the Order Pursuant to Sections 105 and 363 of the Bankruptcy Code Clarifying Procedures for the Sale of Assets with De Minimis Value Free and Clear of Liens, Claims, Interests, and Encumbrances (Docket #4130).

                  DEQ means Oregon Department of Environmental Quality.

                  DHC means Desarrollos Hidraulicos de Cancun.

                  DIP Credit Agreement means that certain Revolving Credit and Guaranty Agreement, dated as of December 3, 2001, by and among ENE and ENA, as borrowers, each of the direct or indirect Debtor subsidiaries of ENE and ENA party thereto, as guarantors, JPMCB and Citicorp, as co-administrative agents, Citicorp, as paying agent, JPMCB, as collateral agent, and the lenders party thereto, as lenders.

                  DIP Lenders means the lenders under the DIP Credit Agreement.

                  DIP Objectants means those parties that interposed objections to the entry of a final order approving postpetition financing for the Debtors.

                  DIP Objections means the objections filed by the DIP
Objectants.

                  Disbursement Account(s) means the account(s) to be established by the Reorganized Debtors on the Effective Date in accordance with Section 31.1 of the Plan, together with any interest earned thereon.

                  Disbursing Agent means solely in its capacity as agent of the Debtors to effectuate distributions pursuant to the Plan, the Reorganized Debtors, the Reorganized Debtor Plan Administrator or such other Entity as may be designated by the Debtors, with the consent of the Creditors' Committee, and appointed by the Bankruptcy Court and set forth in the Confirmation Order.

                  Disclosure Statement means the Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for Enron Corp. and its Affiliated Debtors, filed by the Debtors in connection with the Plan.

                  Disclosure Statement Order means the Final Order of the Bankruptcy Court, dated [________, 2003] (Docket #____) approving the Disclosure Statement in accordance with section 1125 of the Bankruptcy Code.

                  Disputed Claim; Disputed Equity Interest means any Claim against or Equity Interest in the Debtors, to the extent the allowance of such Claim or Equity Interest is the subject of a timely objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Confirmation Order, or is otherwise disputed by the Debtors in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn or determined by a Final Order.

                  Disputed Claim Amount means the lesser of (a) the liquidated amount set forth in the proof of claim filed with the Bankruptcy Court relating to a Disputed Claim, (b) if the Bankruptcy Court has estimated such Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, the amount of a Disputed Claim as estimated by the Bankruptcy Court, and (c) the amount of such Disputed Claim allowed by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Court, or zero, if such Disputed Claim is disallowed in its entirety by the Bankruptcy Court pursuant to such section, in either case, regardless of whether the order or judgment allowing or disallowing such Claim has become a Final Order; provided, however, that, in the event that such Claim has been disallowed, but the order of disallowance has not yet become a Final Order, the Bankruptcy Court may require the Disbursing Agent to reserve and hold in trust for the benefit of each holder of such Claim, Cash and Plan Securities in an amount equal to the Pro Rata Share that would be attributed to such Claim if it were an Allowed Claim, or a lesser amount, to the extent that the Bankruptcy Court, in its sole and absolute discretion, determines such reserve is necessary to protect the rights of such holder under all of the facts and circumstances relating to the order of disallowance and the appeal of such holder from such order.

                  Disputed Claims Reserve means the escrow that will own a portion of the Plan Currency and interests in the Litigation Trust, the Special Litigation Trust, the Operating Trusts, and the Remaining Assets Trust prior to, on, or after the Effective Date, as applicable, and until such time as all of the Debtors' assets (and the proceeds thereof) can be distributed to holders of Allowed General Unsecured Claims, Allowed Enron Guaranty Claims, and Allowed Wind Guaranty Claims in accordance with the terms of the Plan.

                  Distributive Assets means the Plan Currency to be made available to holders of Allowed General Unsecured Claims of a Debtor in an amount equal to the sum of (A) the product of (i) seventy percent (70%) times
(ii) the lesser of (a) the sum of such Debtor's General Unsecured Claims and (b) the product of (y) the Value of such Debtor's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of such Debtor's Convenience Claim Distribution Percentage times such Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Enron Guaranty Claims, (3) Wind Guaranty Claims, and (4) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims, and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of all Debtors' Convenience Claims times its Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Enron Guaranty Claims and Wind Guaranty Claims; provided, however, that, for purposes of calculating "Distributive Assets", such calculation shall not include the Assets of or General Unsecured Claims against either of the Portland Debtors.

                  DLJ means DLJ Capital Funding, Inc.

                  DOI means the United States Department of the Interior.

                  DOJ means the United States Department of Justice.

                  DOT means United States Department of Transportation.

                  DPC means Delta Power Company, LLC.

                  DPC Ponderosa means DPC Ponderosa, LLC.

                  DPC White Pine means DPC White Pine, LLC.

                  DPLP means Destec Properties, LP.

                  DPLP Trust means DPLP Asset Monetization Trust I.

                  DSG means DataSystems Group, Inc., a Debtor.

                  Dth means decatherm = 10 therms = 1,000 cubic feet of natural gas.

                  Duke Energy LNG means Duke Energy LNG Sales, Inc.

                  Dynegy means Dynegy, Inc.

                  Dynegy Holdings means Dynegy Holdings, Inc.

                  EA III means Enron Acquisition III Corp., a Debtor.

                  EAH means Enron Asset Holdings, L.L.C.

                  EAMR means Enron Asset Management Resources, Inc., a Debtor.

                  East Coast Power means East Coast Power LLC.

                  EBHL means Enron do Brazil Holdings Ltd., a Debtor.

                  EBPHI means Enron Brazil Power Holdings I Ltd., a Debtor.

                  EBP-IV means Enron Brazil Power Holdings IV Ltd.

                  EBPHXI means Enron Brazil Power Holdings XI Ltd., a Debtor.

                  EBPIXI means Enron Brazil Power Investments XI Ltd., a Debtor.

                  EBS means Enron Broadband Services, Inc., a Debtor.

                  EBS Asia Pacific means Enron Broadband Services Asia Pacific Pte Limited.

                  EBS Denmark means Enron Broadband Services Denmark Aps.

                  EBS Deutschland means Enron Broadband Services Deutschland
GmbH.

                  EBS France means Enron Broadband Services France SAS.

                  EBS Hong Kong means Enron Broadband Services Hong Kong Ltd.

                  EBS LP means Enron Broadband Services, L.P., a Debtor.

                  EBS Sweden means Enron Broadband Services Sweden AB.

                  ECB means Enron Caribbean Basin LLC.

                  ECC LLC means ECS Compression Company, L.L.C.

                  ECE means Enron Comercializadora de Energia Ltda.

                  ECFL means Enron Commercial Finance Ltd., a Debtor.

                  ECG means Enron Communications Group, Inc., a Debtor.

                  ECH means Enron Caribbean Holdings, Ltd.

                  Echo means EMP Echo, L.L.C.

                  ECHVI means Enron Caribe VI Holdings Ltd., a Debtor.

                  ECI means Enron Credit, Inc., a Debtor

                  ECI Nevada means ECI-Nevada Corp., a Debtor.

                  ECI Texas means ECI-Texas, L.P., a Debtor.

                  EC III means Enron Caribe III Ltd.

                  Eco-Electrica means EcoElectric, L.P.

                  EcoGas means Empresa Columbiana De Gas

                  Ecopetrol means Empresa Columbiana De Petroleos

                  ECPC means Enron Canada Power Corp.

                  ECS means Enron Compression Services Company.

                  ECT means Enron Capital & Trade Resources Corp., predecessor-in-interest to ENA.

                  ECT Europe means ECT Europe, Inc.

                  ECT Europe Finance means ECT Europe Finance, Inc.

                  ECT I means Enron Capital Trust I, a trust under the Delaware Business Trust Act, pursuant to the ECT I Trust Declarations.

                  ECT I Trust Declarations means that certain Declaration of Trust, dated as of October 25, 1996, as amended by that certain Amended and Restated Declaration of trust of Enron Capital Trust, dated as of November 18, 1996.

                  ECT II means Enron Capital Trust II, a trust under the Delaware Business Trust Act, pursuant to the ECT II Trust Declarations.

                  ECT II Trust Declarations means that certain Declaration of Trust, dated as of December 23, 1996, as amended by that certain Amended and Restated Declaration of Trust of Enron Capital Trust II, dated as of January 13, 1997.

                  ECT Securities Corp. means ECT Securities LP Corp., a Debtor

                  ECT Securities GP means ECT Securities GP Corp., a Debtor

                  ECT Securities LP means ECT Securities LP Corp., a Debtor

                  ECT Securities Limited Partnership means ECT Securities Limited Partnership, a Debtor.

                  ECT Singapore means Enron Capital & Trade Resources Singapore Pte Limited.

                  ECTEF means Enron Capital & Trade Europe Finance LLC.

                  ECTMI means ECT Merchant Investments Corp., a Debtor.

                  ECTRIC means Enron Capital & Trade Resources International Corp., a Debtor.

                  ECTRL means Enron Capital & Trade Resources Limited.

                  ECTSVC means ECT Strategic Value Corp., a Debtor

                  EDC means Enron Development Corp., a Debtor.

                  EDCC means Enron Direct Canada Corp.

                  EDEMET means Empresa de Distribucion Electrica Metro-Oeste.

                  EDF means Enron Development Funding Ltd., a Debtor.

                  EDH means Enron Dutch Holdings, B.V.

                  EDM means Enron Development Management Ltd., a Debtor.

                  EEC means Empresa Energetica de Corinto, Ltd.

                  EECC means Enron Engineering & Construction Company, a Debtor.

                  EEGSA means Empresa Electrica de Guatemala, S.A.

                  EEIS means Enron Energy Information Solutions, Inc., a Debtor.

                  EEL means Enron Europe Limited.

                  EEMC means Enron Energy Marketing Corp., a Debtor.

                  EEOSC means Enron Engineering & Operational Services Company, a Debtor.

                  EEP1 means Enron Europe Power 1 Limited.

                  EEP3 means Enron Europe Power 3 Limited.

                  EEP5 means Enron Europe Power 5 Limited.

                  EEP6 means Enron Europe Power 6 Limited.

                  EEPC means Enron Equipment Procurement Company, a Debtor.

                  EES means Enron Energy Services, LLC, a Debtor.

                  EES Canada means Enron Energy Services Canada Corp.

                  EES Deutschland means Enron Energy Services Deutschland GmbH.

                  EES Europe means Enron Energy Services Europe B.V.

                  EESI means Enron Energy Services, Inc., a Debtor.

                  EES Italy means Enron Energy Services Italy S.r.l.

                  EESNA means Enron Energy Services North America, Inc., a
Debtor.

                  EESO means Enron Energy Services Operations, Inc., a Debtor.

                  EESOMI means EESO Merchant Investments, Inc., a Debtor.

                  EESSH means EES Service Holdings, Inc., a Debtor.

                  EES Sweden means Enron Energy Services Sweden AB.

                  EEX Capital means EEX Capital, Inc. a subsidiary of EEX Corporation.

                  EEX E&P means EEX E&P Company, L.P.

                  EEX Reserves means EEX Reserves Funding LLC.

                  EFEO means Enron Finland Energy Oy.

                  Effective Date means the earlier to occur of (a) the first
(1st) Business Day following the Confirmation Date that (i) the conditions to effectiveness of the Plan set forth in Section 37.1 of the Plan have been satisfied or otherwise waived in accordance with Section 37.2 of the Plan, but in no event earlier than December 31, 2004, and (ii) the effectiveness of the Confirmation Order shall not be stayed and (b) such other date following the Confirmation Date that the Debtors and the Creditors' Committee, in their joint and absolute discretion, designate.

                  EFHC means Enron Finance Holdings Corp.

                  EFII means Enron Fuels International, Inc., a Debtor.

                  EFM means Enron Freight Markets Corp., a Debtor.

                  EFP means Enron Finance Partners, L.L.C.

                  EFR means European Finance Reinsurance Company Ltd.

                  EFS I means EFS I, Inc., a Debtor.

                  EFS II means EFS II, Inc., a Debtor.

                  EFS III means EFS III, Inc., a Debtor.

                  EFS IV means EFS IV, Inc., a Debtor.

                  EFS V means EFS V, Inc., a Debtor.

                  EFS VI means EFS VI, Inc., a Debtor.

                  EFS VII means EFS VII, Inc., a Debtor.

                  EFS VIII means EFS VIII, Inc., a Debtor.

                  EFS IX means EFS IX, Inc., a Debtor.

                  EFS X means EFS X, Inc., a Debtor.

                  EFS XI means EFS XI, Inc., a Debtor.

                  EFS XII means EFS XII, Inc., a Debtor.

                  EFS XIII means EFS XIII, Inc., a Debtor.

                  EFS XV means EFS XV, Inc., a Debtor.

                  EFS XVII means EFS XVII, Inc., a Debtor.

                  EFSC means Energy Facility Siting Council.

                  EFS-CMS means EFS Construction Management Services, Inc., a Debtor.

                  EFS Holdings means EFS Holdings, Inc., a Debtor

                  EFS Plan means the EFS Pension Plan.

                  EFSI means Enron Federal Solutions, Inc., a Debtor.

                  EGLE means Enron Gas Liquids Europe SARL.

                  EGLI means Enron Gas Liquids, Inc., a Debtor.

                  EGM means Enron Global Markets, LLC, a Debtor.

                  EGP means EGP Fuels Company, a Debtor.

                  EGPP means Enron Global Power & Pipelines LLC, a Debtor.

                  EGSNVC means EGS New Ventures Corp., a Debtor.

                  Egret means Egret I LLC.

                  EHC means Enron Holding Company L.L.C., a Debtor.

                  EI means Enron International, Inc., a Debtor.

                  EIAC means Enron International Asia Corp., a Debtor.

                  EIAM means Enron International Asset Management Corp., a
Debtor.

                  EIDS means Enron International Development Services, Inc.

                  EIE means Enron Investimentos Energeticos Ltda.

                  EIEA means Enron International Energy (Asia) Pte, Ltd.

                  EIFM means Enron International Fuel Management Company, a Debtor.

                  8.25% Subordinated Debentures means those certain debentures issued in the assigned aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) in accordance with the terms and conditions of the Enron Subordinated Indenture.

                  EIH means Enron Intermediate Holdings, L.L.C.

                  EIKH means Enron International Korea Holdings Corp., a Debtor.

                  EIM means Enron Industrial Markets, LLC, a Debtor.

                  EIN means the Enron Intelligent Network.

                  EINT means Enron International Holdings Corp., a Debtor.

                  EIPSA means Enron Internacional Panama, S.A.

                  EITF means Emerging Issues Task Force of the FASB.

                  EIV means Enron Industrial de Venezuela Ltd.

                  Elektra means Empresa de Distribucion Electrica Elektra Noreste, S.A.

                  Elektro means Elektro Eletricidade e Servicos, S.A.

                  Eletrobolt means a 379 MW power plant in the State of Rio de Janeiro, Brazil.

                  ELFI means Enron Liquid Fuels, Inc., a Debtor.

                  ELP means Enron Leasing Partners, L.P.

                  El Paso means El Paso Corporation.

                  El Paso Natural Gas means El Paso Natural Gas Company.

                  ELSC means Enron Liquid Services Corp., a Debtor.

                  EMC means Enron Metals & Commodity, Ltd.

                  EMCC means Enron Metals and Commodity Corp., a Debtor.

                  EMC Peru means Enron Metals & Commodity (Peru) S.A.C.

                  EMDE means Enron Middle East LLC, a Debtor.

                  EMGH means Enron Metals German Holdings GmbH.

                  EMGL means Enron Metals Group Limited.

                  EMI means Enron Management, Inc., a Debtor.

                  EMMS means Enron Machine and Mechanical Services, Inc., a Debtor.

                  Employee Counsel Orders means the Bankruptcy Court orders, dated March 29, 2002 and November 1, 2002, together with all other orders entered by the Bankruptcy Court in conjunction therewith, authorizing the retention of counsel to represent former and present employees of the Debtors in connection with the investigations of governmental entities, authorities or agencies with respect to the Debtors' operations and financial transactions.

                  Employee Committee means the statutory committee appointed in the Chapter 11 Cases pursuant to section 1102(a)(2) of the Bankruptcy Code, as reconstituted from time to time, to advise and represent the interests of former and current employees with respect to employee related issues to the extent provided in the Bankruptcy Court's order, dated July 19, 2002, as such order may be amended or modified.

                  Employee Plans means the three employee benefit plans that are at issue in the Pamela M. Tittle v. Enron Corp., et al. litigation.

                  Employee Prepetition Stay Bonus Payments means the stay bonus payments made to certain of the Debtors' former employees, certain of which are the subject to the Severance Settlement Fund Litigation.

                  ENA means Enron North America Corp., a Delaware corporation, a Debtor.

                  ENA Asset Holdings means ENA Asset Holdings L.P., a Debtor, formerly known as HPL Asset Holdings L.P.

                  ENA Debentures means the 7.75% Debentures Due 2016, issued in the original aggregate principal amount of $29,108,000.00 and the 7.75% Debentures Due 2016, Series II, issued in the original aggregate principal amount of $21,836,000.00, pursuant to the ENA Indentures.

                  ENA Debentures Claim means any General Unsecured Claim arising from or related to the ENA Indentures.

                  ENA Examiner means Harrison J. Goldin, appointed as examiner of ENA pursuant to the Bankruptcy Court's order, dated March 12, 2002.

                  ENA Examiner Interim Report means the interim cash management report filed by the ENA Examiner on April 9, 2002 (Docket #2867).

                  ENA Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ENA arising from or relating to an agreement by ENA to guarantee or otherwise satisfy the obligations of another Debtor.

                  ENA Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed ENA Guaranty Claims in an amount equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of
(a) the sum of ENA Guaranty Claims and (b) the product of (y) the Value of ENA's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ENA's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENA's Convenience Claim Distribution Percentage times ENA's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENA Guaranty Claims and the denominator of which is equal to the sum of ENA's (1) General Unsecured Claims, (2) ENA Guaranty Claims and (3) Intercompany Claims plus in the event that Class 187 votes to accept the Plan in accordance with Section 1126 of the Bankruptcy Code, (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ENA Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Accepting Guaranty Claims; provided, however, that, for purposes of calculating "ENA Guaranty Distributive Assets," such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  ENA Indenture Trustee means National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as Indenture Trustee under the ENA Indentures, or its duly appointed successor.

ENA Indentures means that certain (1) Indenture, dated as of November 21, 1996, by and among ECT, now known as ENA, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee and (2) Indenture, dated as of

January 16, 1997, by and among ECT, now known as ENA, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee.

                  ENA Upstream means ENA Upstream LLC, a Debtor.

                  ENE means Enron Corp., an Oregon corporation, a Debtor.

                  ENE Affiliate means any of the Debtors and any other direct or indirect subsidiary of ENE.

                  ENE Cash Balance Plan means the Enron Corp. Cash Balance pension plan.

                  ENE Examination means the examination of the affairs of the Debtors (and certain non-Debtor affiliates) pursuant to the terms of that certain order of the Bankruptcy Court dated April 8, 2002, as supplemented and amended, authorizing and directing the appointment of an examiner with respect to the Chapter 11 Cases and matters relating to certain non-Debtor affiliates.

                  ENE Examiner means Neal A. Batson, appointed as examiner of ENE pursuant to the Bankruptcy Court's order, dated May 24, 2002.

                  ENE Examiner's Professionals means the professional retained by the ENE Examiner to discharge his duties in connection with the ENE Examination, including, but not limited to Alston & Bird LLP, Plante & Moran, LLP and their respective partners, associates, counsel, members, agents, representatives, and employees, and Professors George Bentson and Al Hartgraves.

                  ENE Tax Group means, for a given taxable year, ENE and any direct or indirect subsidiary of ENE, whether or not such subsidiary is a debtor under the Bankruptcy Code or under any insolvency or restructuring laws of any relevant jurisdiction, that joins in the filing of a consolidated federal income tax return for all or part of such given taxable year.

                  E-Next means E-Next Generation LLC.

                  E-Next Projects means the various gas-fired electric generating projects, in whole or in part, located throughout the United States.

                  ENGMC means Enron Natural Gas Marketing Corp., a Debtor.

                  ENHBV means Enron Netherlands Holding B.V.

                  ENIL means Enron India LLC, a Debtor.

                  EnRock means EnRock, L.P., a Debtor.

                  EnRock Management means EnRock Management, LLC, a Debtor.

                  Enron ACS means Enron ACS, Inc., a Debtor.

                  Enron Affiliate means any of the Debtors and any other direct or indirect subsidiary of Enron.

                  Enron Australia Energy means Enron Australia Energy Pty
Limited.

                  Enron Australia Finance means Enron Australia Finance Pty Limited.

                  Enron Bahamas LNG means Enron Bahamas LNG Limited.

                  Enron Building means the office tower and related real property located at 1400 Smith Street, Houston, Texas.

                  Enron Canada means Enron Canada Corp.

                  Enron Caribbean means Enron Caribbean Basin LLC, a Debtor.

                  Enron Center South means the office tower and related real property located at 1500 Louisiana Street, Houston, Texas.

                  Enron Child Care Center means the building and real property located at 1505 Louisiana Street, Houston, Texas.

                  Enron Coal Asia means Enron Coal Asia Pacific Pty Limited.

                  Enron Common Equity Interest means an Equity Interest represented by one of the one billion two hundred million (1,200,000,000) authorized shares of common stock of ENE as of the Petition Date or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to or on the Petition Date.

                  Enron Companies means ENE and all of its direct and indirect subsidiaries, whether or not such subsidiaries are debtors under the Bankruptcy Code or under any insolvency or restructuring laws of any relevant jurisdiction.

                  Enron Direkt means Enron Direkt GmbH.

                  Enron Energia Sud means Enron Energia Sud S.r.l.

                  Enron Energie means Enron Energie GmbH.

                  Enron Energie Schweiz means Enron Energie (Schweiz) GmbH.

                  Enron Equity means Enron Equity Corp.

                  Enron Espana means Enron Espana Energia SL.

                  Enron Europe means Enron Europe LLC.

                  Enron Funding means Enron Funding Corp.

                  Enron Gathering means Enron Gathering Company, a Debtor

                  Enron Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ENE arising from or relating to an agreement by ENE to guarantee or otherwise satisfy the obligations of another Debtor.

                  Enron Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed Enron Guaranty Claims in an amount equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of the sum of ENE's Enron Guaranty Claims and (b) the product of (y) the Value of ENE's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ENE's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENE's Convenience Claim Distribution Percentage times ENE's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENE's Enron Guaranty Claims and the denominator of which is equal to the sum of ENE's (1) General Unsecured Claims,
(2) Enron Guaranty Claims and (3) Intercompany Claims plus (B) the product of
(i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtors' Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Enron Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Enron Guaranty Claims and Wind Guaranty Claims; provided, however, that, for purposes of calculating "Enron Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  Enron Indemnified Parties means ENE, its affiliates (other than CrossCountry and its subsidiaries when used in the CrossCountry Contribution and Separation Agreement, or other than Prisma and its subsidiaries and any Prisma Assets in which Prisma holds an interest when used in the Prisma Contribution and Separation Agreement) and their respective directors, officers, employees, affiliates, agents, representatives, successors and assigns.

                  Enron Korea means Enron International Korea LLC.

                  Enron LPG Italy means Enron LPG Italy S.r.l.

                  Enron Mauritius means Enron Mauritius Company, a Debtor.

                  Enron Preferred Equity Interest means an Equity Interest represented by an issued and outstanding share of preferred stock of ENE as of the Petition Date, including, without limitation, that certain (a) Cumulative Second Preferred Convertible Stock, (b) 9.142% Perpetual Second Preferred Stock,
(c) Mandatorily Convertible Junior Preferred Stock, Series B, and (d) Mandatorily Convertible Single Reset Preferred Stock, Series C, or any other interest or right to convert into such a preferred equity interest or acquire any preferred equity interest of the Debtors which was in existence immediately prior to the Petition Date.

                  Enron Re means Enron Re Limited.

                  Enron St. Lucia means Enron (St. Lucia) International Business Corporation.

                  Enron Senior Notes means the promissory notes and debentures issued and delivered by ENE in accordance with the terms and conditions of the Enron Senior Notes Indentures and set forth on Exhibit "B" to the Plan.

                  Enron Senior Notes Claim means any General Unsecured Claim arising from or relating to the Enron Senior Notes Indentures.

                  Enron Senior Notes Indentures means that certain (a) Indenture, dated as of November 1, 1985, as supplemented on December 1, 1995, May 8, 1997, September 1, 1997 and August 17, 1999, between ENE, as Issuer, and the Bank of New York, as Indenture Trustee, (b) Indenture, dated as of October 15, 1985, as supplement, between ENE as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee, (c) Indenture, dated as of April 8, 1999, as supplemented, between ENE, as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee, and (d) Indenture, dated as of February 7, 2001, as supplement, between ENE as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee.

                  Enron Senior Notes Indenture Trustee means The Bank of New York, solely in its capacity as successor in interest to Harris Trust and Savings Bank, as indenture trustee under the Enron Senior Notes Indenture, or its duly appointed successor, and Wells Fargo Bank Minnesota, solely in its capacity as successor in interest to JPMCB, as Indenture Trustee, or its duly appointed successor, solely in their capacities as indenture trustees with regard to the respective Enron Senior Notes Indentures.

                  Enron South America means Enron South America LLC, a Debtor.

                  Enron Subordinated Debentures means the 8.25% Subordinated Debentures and the 6.75% Subordinated Debentures.

                  Enron Subordinated Debenture Claim means any General Unsecured Claim arising from or relating to the Enron Subordinated Indenture.

                  Enron Subordinated Indenture means that certain Indenture, dated February 1, 1987, between ENE, as Issuer, and the Enron Subordinated Indenture Trustee, as Indenture Trustee.

                  Enron Subordinated Indenture Trustee means The Bank of New York, solely in its capacity as successor in interest to InterFirst Bank Houston, N.A., as indenture trustee under the Enron Subordinated Indenture, or its duly appointed successor.

                  Enron TOPRS Debenture Claim means any General Unsecured Claim arising from or relating to the Enron TOPRS Indentures.

                  Enron TOPRS Debentures means the 7.75% Subordinated Debentures Due 2016, issued in the original aggregate principal amount of $181,926,000.00 and the 7.75% Subordinated Debentures Due 2016, Series II, issued in the original aggregate principal amount of $136,450,000.00, pursuant to the Enron TOPRS Indentures.

                  Enron TOPRS Indenture Trustee means National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as Indenture Trustee under the Enron TOPRS Indentures, or its duly appointed successor.

                  Enron TOPRS Indentures means that certain (1) Indenture, dated as of November 21, 1996, between ENE, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, between ENE, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

                  Enron TOPRS Subordinated Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against ENE arising from or relating to an agreement by ENE to guarantee or otherwise satisfy the obligations of another Debtor or affiliate thereof with respect to, arising from or in connection with the issuance of the TOPRS or the structure created as a result thereof, the performance of which is subordinated to the payment and performance of ENE with respect to all other Claims.

                  Enron Wind Storm Lake I means Enron Wind Storm Lake I LLC, a Debtor.

                  Enron Wind Storm Lake II means Enron Wind Storm Lake II LLC, a Debtor.

                  ENE Tax Group means, for a given taxable year, ENE and any direct or indirect subsidiary of ENE, whether or not such subsidiary is a debtor under the Bankruptcy Code or under any insolvency or restructuring laws of any relevant jurisdiction, that joins in the filing of a consolidated federal income tax return for all or part of such given taxable year.

                  ENS means Elektrocieplownia Nowa Sarzyna Sp.z.o.o.

                  Entity means a Person, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a governmental unit or any subdivision thereof, including, without limitation, the Office of the United States Trustee, or any other entity.

                  ENW means Enron Net Works L.L.C., a Debtor.

                  EOC Preferred means EOC Preferred, L.L.C., a non-Debtor affiliate of ENE.

                  EOG means Enron Oil & Gas Company.

                  EOGIL means Enron Oil and Gas India, Ltd.

                  EOG Resources means EOG Resources, Inc.

                  EOS means Enron Operations Services, LLC, a Debtor.

                  EOTT means EOTT Energy Partners, L.P.

                  EOTT Debtors means EOTT, EOTT Energy Finance Corp., EOTT Energy General Partner, LLC, EOTT Energy Operating Limited Partnership, EOTT Energy Canada Limited Partnership, EOTT Energy Pipeline Limited Partnership, EOTT Energy Liquids, L.P., and EOTT Energy Corp., each of which filed a chapter 11 bankruptcy petition in the Corpus Christi Bankruptcy Court.

                  EPA means Environmental Protection Agency.

                  EPC means Enron Power Corp., a Delaware corporation and a Debtor.

                  EPC Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against EPC arising from or relating to an agreement by EPC to guarantee or otherwise satisfy the obligations of another Debtor.

                  EPC Guaranty Distributive Assets means the Plan Currency to be distributed to holders of Allowed Enron Guaranty Claims in an amount equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of
(a) the sum of EPC Guaranty Claims and (b) the product of (y) the Value of EPC's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of EPC's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of EPC's Convenience Claim Distribution Percentage times EPC's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of EPC Guaranty Claims and the denominator of which is equal to the sum of EPC's (1) General Unsecured Claims, (2) EPC Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors'

Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of EPC Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "EPC Guaranty Distributive Assets," such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  EPCA means Enron Pipeline Company of Argentina.

                  EPCC means Enron Power Construction Company.

                  EPCL means European Power Company Ltd.

                  EPC Ltda. means EPC -- Empresa Paranaense Comercializadora
Ltda.

                  EPCSC means Enron Pipeline Construction Services Company, a Debtor.

                  EPE means EPE-Empresa Produtora de Energia Ltda.

                  EPF I means Enron Preferred Funding, L.P., a Delaware limited partnership formed pursuant to the EPF I Partnership Agreement.

                  EPF I Partnership Agreement means that certain Agreement of Limited Partnership, dated as of October 25, 1996, as amended by that certain Amended and Restated Agreement of Limited Partnership of Enron Preferred Funding I, L.P., dated as of November 21, 1996.

                  EPF II means Enron Preferred Funding II, L.P., a Delaware limited partnership formed pursuant to the EPF II Partnership Agreement.

                  EPF II Partnership Agreement means that certain Agreement of Limited Partnership, dated as of December 23, 1996, as amended by that certain Amended and Restated Agreement of Limited Partnership of Enron Preferred Funding II, dated as of January 16, 1997.

                  EPGI means Enron Permian Gathering, Inc., a Debtor.

                  EPICC means Enron Power & Industrial Construction Company, a Debtor.

                  EPMI means Enron Power Marketing, Inc., a Debtor.

                  EPMS means Enron Panama Management Services, LLC.

                  E Power Holdings means E Power Holdings Corp., a Debtor.

                  EPPI means Enron Processing Properties, Inc., a Debtor.

                  EPSC means Enron Property & Services Corp., a Debtor.

                  Equity Interest means any equity interest in any of the Debtors represented by duly authorized, validly issued and outstanding shares of preferred stock or common stock or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to or on the Petition Date.

                  Equity Interest Holder means any Person or Entity holding an Equity Interest.

                  Equity Trust means Equity Trust Co. N.V.

                  ERAC means Enron Reserve Acquisition Corp., a Debtor.

                  ERCOT means Electric Reliability Council of Texas, Inc.

                  EREC means Enron Renewable Energy Corp., a Debtor.

                  EREC I means Enron Wind Systems, LLC f/k/a EREC Subsidiary I, LLC, successor to Enron Wind Systems, Inc., a Debtor.

                  EREC II means Enron Wind Constructors LLC f/k/a EREC Subsidiary II, LLC, successor to Enron Wind Constructors Corp., a Debtor.

                  EREC III means Enron Wind Energy Systems LLC f/k/a EREC Subsidiary III, LLC, successor to Enron Wind Energy Systems Corp., a Debtor.

                  EREC IV means Enron Wind Maintenance LLC f/k/a EREC Subsidiary IV, LLC, successor to Enron Wind Maintenance Corp., a Debtor.

                  EREC V means Enron Wind LLC f/k/a EREC Subsidiary V, LLC, successor to Wind, a Debtor.

                  ERISA means Employee Retirement Income Security Act, 29 U.S.C.
Section 1001, et seq.

                  ESA means Endangered Species Act.

                  ESAT means Enron South America Turbine LLC.

                  ESBFL means Enron Sutton Bridge Funding Limited, a company incorporated under the laws of England and Wales.

                  ESOP means Employee Stock Ownership Plan.

                  ETB means ETB-Energia Total do Brasil Ltda.

                  ETB Note means the $213,090,185.24 note with a 12% coupon, payable semi-annually issued by ETB to EDF.

                  ETI means Enron Telecommunications, Inc., a Debtor.

                  ETP means ET Power 3 LLC, a Debtor.

                  ETPC means Enron Trailblazer Pipeline Company, a Debtor.

                  ETS means Enron Transportation Services, LLC, a Debtor.

                  ETS Debenture Claim means any General Unsecured Claim arising from or related to the ETS Indentures.

                  ETS Indenture Trustee means National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as indenture trustee under the ETS Indentures, or its duly appointed successor.

                  ETS Indentures means that certain (1) Indenture, dated as of November 21, 1996, by and among Enron Pipeline Company, now known as ETS, as Issuer, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, by and among Enron Pipeline Company, now known as ETS, as Issuer, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee.

                  Euro CLN Trust means the Enron Euro Credit Linked Notes Trust.

                  EWDC means Enron Wind Development Corp.

                  EWLB means Enron Wind Lake Benton LLC, a Debtor.

                  Exchange Act means the Securities Exchange Act of 1934.

                  Exchanged Enron Common Stock means the common stock of Reorganized ENE authorized and to be issued pursuant to the Plan, having a par value of $0.01 per share, of which the same number of shares as the number of shares of outstanding Enron Common Equity Interests shall be authorized and issued pursuant to the Plan with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, each Enron Common Equity Interest and transferred to the Common Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Common Equity Interest.

                  Exchanged Enron Preferred Stock means the Series 1 Exchanged Preferred Stock, the Series 2 Exchanged Preferred Stock, the Series 3 Exchanged Preferred Stock and the Series 4 Exchanged Preferred Stock, and such other issues of preferred stock which may be issued on account of preferred stock in existence as of the Confirmation Date.

                  Eximbank means the U.S. Export-Import Bank.

                  Exclusive Filing Period means the period specified in section 1121(b) of the Bankruptcy Code and any enlargement of such period as may be ordered by the Bankruptcy Court.

                  Exclusive Plan Solicitation Period means the period specified in section 1121(c)(3) of the Bankruptcy Code and any enlargement of such period as may be ordered by the Bankruptcy Court.

                  Exclusive Periods means the Exclusive Filing Period and the Exclusive Plan Solicitation Period.

                  Existing PGE Common Stock means the issued and outstanding shares of PGE common stock, having a par value of $3.75 per share, held by ENE as of the date of the Plan.

                  Expanded Duties Order means the May 8, 2002 order expanding the duties of the ENA Examiner (Docket #3599).

                  Expat Services means Enron Expat Services, Inc., a Debtor.

                  FASB means Financial Accounting Standards Board.

                  FASIT means Financial Asset Securitization Investment Trust formed pursuant to section 860L of the Internal Revenue Code.

                  FBI means the United States Federal Bureau of Investigation.

                  FCA means the False Claims Act, 31 U.S.C. Section 3729.

                  FCC means United States Federal Communications Commission.

                  Fee Committee means the committee appointed by the Bankruptcy Court pursuant to an order, dated April 26, 2002, to, among other things, review the amounts and propriety of the fees and expenses incurred by professionals retained in the Chapter 11 Cases pursuant to an order of the Bankruptcy Court.

                  FERC means the Federal Energy Regulatory Commission.

                  FieldCentrix means FieldCentrix, Inc.

                  Final Order means an order or judgment of the Bankruptcy Court as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending; and if an appeal, writ of certiorari, reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under section 502(j) of the Bankruptcy Code, Rule 59 or Rule 60 of the Federal Rules of Civil Procedure or any analogous rule under the Bankruptcy Rules, may be but has not then been filed with respect to such order, shall not cause such order not to be a Final Order.

                  Finven means Finven Financial Institution Limited.

                  Fitch means Fitch, Inc.

                  Fleet means Fleet National Bank.

                  Florida Gas means Florida Gas Transmission Company.

                  Foreign Affiliates means the Enron Companies' subsidiaries incorporated outside of the United States.

                  FPA means the Federal Power Act, 16 U.S.C. Section 791a.

                  Frontera means Frontera Generation Limited Partnership.

                  FTA means the Florida Turnpike Authority.

                  FTS-1 Contracts means Florida Gas's contracts expiring prior to 2015.

                  FTS-2 means Florida Gas's incrementally priced firm transportation service rate schedules.

                  FUCO means foreign utility company.

                  Fuji means Fuji Bank, Limited.

                  Furnas means Furnas Centrais Eletricas S.A.

                  GAAP means generally accepted accounting principles.

                  GAIL means Gas Authority of India Limited.

                  Gama means Gama Pazarlama A.S. and Gama Endustri Tesisleri Imalat ve Montaj A.S., collectively.

                  GAO means the General Accounting Office.

                  Garden State means Garden State Paper Company, LLC, a Debtor.

                  GasBol means Gasoriente Boliviano Ltda.

                  GasCo means a service company formed to provide management and administrative services for the Enron Companies' international investments and operations.

                  GasMat means Gasocidente do Mato Grosso Ltda.

                  GasPart means Gasparticipacoes Ltda.

                  GDP means gross domestic product.

                  GECC means General Electric Capital Corporation.

                  General Unsecured Claims means an Unsecured Claim, other than a Guaranty Claim, or an Intercompany Claim.

                  Georgia Bankruptcy Court means the United States Bankruptcy Court for the Northern District of Georgia.

                  GEPS means General Electric Power Systems.

                  Global Assets means the Enron Companies' global services business unit.

                  Global LNG means Enron Global LNG LLC, a Debtor.

                  GMSA means Generacion Mediterranea S.A.

                  GPU means GPU Service, Inc.

                  Great Lakes means Great Lakes Dredge & Dock Company.

                  Green Power means Green Power Partners I LLC, a Debtor.

                  GTB means Gas TransBoliviano S.A.

                  GTC means General Terms and Conditions.

                  Guaranty Claims means ACFI Guaranty Claims, ENA Guaranty Claims, Enron Guaranty Claims, EPC Guaranty Claims and Wind Guaranty Claims.

                  Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed Enron Guaranty Claims in an amount equal to the product of (a) seventy percent (70%) times (b) the difference between the value of Enron's assets minus an amount equal to the sum of (i) one hundred percent (100%) of

Enron's Allowed Administrative Expense Claims, Disputed Administrative Expense Claims, Allowed Priority Claims and Disputed Priority Claims plus (ii) an amount equal to seventeen and one-half percent (17.5%) of Enron's Allowed Convenience Claims and Disputed Convenience Claims times (c) a fraction, the numerator of which is equal to the amount of Enron's Allowed General Unsecured Claims and Disputed General Unsecured Claims and the denominator of which is equal to the sum of the amount of Enron's Allowed General Unsecured Claims, Disputed General Unsecured Claims, Allowed Enron Guaranty Claims, Disputed Enron Guaranty Claims, Allowed Intercompany Claims and Disputed Intercompany Claims.

                  Guardian means Guardian Pipeline, L.L.C.

                  Gulfstream means Gulfstream Natural Gas System, LLC.

                  GWh means gigawatt hours.

                  Hansen means Hansen Investments Co.

                  Hawaii I means Hawaii I 125-0 Trust.

                  Hawaii II means Hawaii II 125-0 Trust.

                  HL&P means Houston Lighting and Power Company, now known as Reliant Energy.

                  HP means horsepower.

                  HPL means Houston Pipe Line Company.

                  HPLR means HPL Resources Company.

                  HSE means Houston Street Exchange.

                  Iberdrola means Iberdrola Generacion, S.A.U.

                  IBM means International Business Machines Corporation.

                  ICC means International Chamber of Commerce.

                  IGL means Industrial Gases Limited.

                  Iksan Energy means Iksan Energy Co., Ltd.

                  IMC means Canada Ltd.

                  Indentures means the Enron Senior Notes Indenture, the Enron Subordinated Indenture, the ETS Indentures, the ENA Indentures and the Enron TOPRS Indentures.

                  Indenture Trustees means the Enron Senior Notes Indenture Trustee, the Enron Subordinated Indenture Trustee, the ETS Indenture Trustees, the ENA Indenture Trustee and the Enron TOPRS Indenture Trustee.

                  Indenture Trustee Claims means the Claims of the Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the ETS Indenture Trustee, the ENA Indenture Trustee and the Enron TOPRS Indenture Trustee pursuant to the Enron Senior Notes Indenture and the Enron Subordinated Indenture, and the ETS Indentures, the ENA Indentures and the Enron TOPRS Indentures, respectively, for reasonable fees and expenses, including, without limitation, reasonable attorney's fees and expenses.

                  India Holdings means Enron India Holdings Ltd., a Debtor.

                  Indicated Shippers means that certain group of Transwestern's customers that, on November 21, 2002, filed a request for clarification and/or rehearing of FERC's October 31, 2002 Order Approving Stipulation and Consent Agreement in Docket No. IN02-6000.

                  Initial Petition Date means December 2, 2001, the date on which ENE and thirteen of its direct and indirect subsidiaries filed their voluntary petitions for relief commencing the Chapter 11 Cases.

                  Innisfree means Innisfree M&A Incorporated, the Debtors' Solicitation Agent.

                  Intercompany Claim means any Unsecured Claim held by any Debtor, other than the Portland Debtors, against any other Debtor, other than the Portland Debtors.

                  Intercompany Distributive Assets means the Plan Currency to be made available to holders of Allowed Intercompany Claims of an individual Debtor in an amount equal to the product of (i) seventy percent (70%) times (ii) the lesser of (a) such Debtor's Intercompany Claims and (b) the product of (y) the Value of such Debtor's Assets minus an amount equal to the sum of (1) one hundred percent (100%) o such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to such Debtor's Convenience Claim Distribution Percentage times such Debtor's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's Intercompany Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Enron Guaranty Claims, (3) Wind Guaranty Claims and (4) Intercompany Claims.

                  Interim DIP Order means the Bankruptcy Court order (Docket #63) approving the DIP Credit Agreement on an interim basis.

                  Intratex means Intratex Gas Company, a Debtor.

                  Investigative Orders means the Bankruptcy Court orders, dated April 8, 2002, February 4, 2003, June 2, 2003, and June 11, 2003, authorizing and directing the ENE Examiner and the ENA Examiner to conduct certain investigations of the Debtors' pre-Petition Date transactions.

                  Investing Partners means ECT Investing Partners, L.P.

                  IRC means the Internal Revenue Code of 1986, as amended from time to time.

                  IRS means the Internal Revenue Service, an agency of the United States Department of Treasury.

                  IRU means indefeasible right of use.

                  ISFSI means Trojan Independent Spent Fuel Storage
Installation.

                  ISO means independent system operator.

                  Java means Java Investments Ltd.

                  JEDI II means Joint Energy Development Investments II Limited Partnership.

                  Joint Energy means the Joint Energy Development Investments Limited Partnership.

                  Jovinole means Jovinole Associates, a Debtor.

                  JPMCB means JP Morgan Chase Bank -- successor by merger to the interests of The Chase Manhattan Bank, N.A.

                  JT Holdings means J.T. Holdings, Inc.

                  Junior Lien shall have the meaning set forth in Section
IV.A.3.

                  Junior Reimbursement Claim shall have the meaning set forth in
Section IV.A.3.

                  KBC means KBC Bank, N.V.

                  Kern River means Kern River Gas Transmission Co.

                  KERP I means the Enron Corp. Key Employee Retention, Liquidation Incentive and Severance Plan, retroactively effective as of March 1, 2002, as approved by the Bankruptcy Court on May 8, 2002, and as amended by Bankruptcy Court order dated October 31, 2002.

                  KERP II means the Enron Corp. Key Employee Retention and Severance Plan II, which became effective on March 1, 2003.

                  KOGAS means Korean Gas Company.

                  Kopper Agreement means the cooperation agreement signed between Michael Kopper and the DOJ and filed in the United States District Court for the Southern District of Texas on August 21, 2002.

                  KStar LP means KStar VPP LP.

                  KStar Trust means KStar VPP Trust.

                  KUCC Cleburne means KUCC Cleburne, LLC, a Debtor.

                  Kh means Kilowatt hour.

                  Lawyer Agreement means the plea agreement between Lawrence M. Lawyer and the DOJ, by the United States Attorney's Office for the Southern District of Texas. The agreement was filed in the United States District Court for the Southern District of Texas on January 7, 2003.

                  LDC means local electricity distribution company.

                  Lehman Brothers means Lehman Brothers Finance S.A.

                  LGMC means Louisiana Gas Marketing Company, a Debtor.

                  LGMI means LGMI, Inc., a Debtor.

                  Lien means any charge against or interest in property to secure payment of a debt or performance of an obligation.

                  Limbach means Limbach Facility Services, Inc.

                  LINGTEC means LINGTEC Constructors, L.P., a Debtor.

                  LIP Collection Milestone means each actual collection of $500 million from sales of covered assets under the Liquidation Incentive Pool in connection with KERP I.

                  LIP Participant means an employee selected for participation in the Liquidation Incentive Pool in connection with KERP I.

                  Liquidation Analysis means the analysis of estimated creditor recoveries in a hypothetical chapter 7 liquidation and the associated asset recoveries and costs associated with such liquidation as set forth in Appendix G to the Disclosure Statement.

                  Litigation Lift Stay Motions means motions seeking relief from the automatic stay to continue prosecution of prepetition litigation against the Debtors.

                  Litigation Trust means the trust to be created on the Effective Date in accordance with the provisions of Article XXII of the Plan and the Litigation Trust Agreement for the benefit of holders of Allowed General Unsecured Claims in accordance with the terms and provisions of Article XXII of the Plan.

                  Litigation Trust Agreement means the Trust Agreement, substantially in the form contained in the Plan Supplement, pursuant to which the Litigation Trust shall pursue the Litigation Trust Claims, if applicable, and distribute the proceeds thereof, if any.

                  Litigation Trust Board means the group of five (5) Persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Litigation Trust Agreement, who shall determine in accordance with the Litigation Trust Agreement whether to prosecute, compromise or discontinue any Litigation Trust Claims.

                  Litigation Trust Claims means those claims and causes of action, other than claims and causes of action arising under sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code, of the estates of the Debtors, if any, that are not included in the Assets of any Debtor, including, without limitation, the claims and causes of action asserted, or which may be asserted, in the MegaClaim Litigation and such other claims and causes of action against financial institutions, law firms, accountants and accounting firms, certain of the Debtors' other professionals and such other Entities as may be described in the Litigation Trust Agreement or be subject to the Mediation Orders and which are specified in the Plan Supplement; provided, however, that, under no circumstances, shall such claims and causes of action include (a) Special Litigation Trust Claims to be prosecuted by the Litigation Trustee and the Special Litigation Trustee pursuant to Article XXII of the Plan and (b) and claims and causes of action of the estates of the Debtors waived and released in accordance with the provisions of Sections 28.3 and 42.6 of the Plan.

                  Litigation Trust Interests means the twelve million (12,000,000) beneficial interests in the Litigation Trust to be deemed to be distributed to holders of Allowed General Unsecured Claims pursuant to the terms and conditions of Article XXII of the Plan.

                  Litigation Trustee means Stephen Forbes Cooper, LLC, the Entity approved by the Bankruptcy Court to administer the Litigation Trust in accordance with the terms and provisions of Article XXII of the Plan and the Litigation Trust Agreement.

                  LJM1 means LJM Cayman, L.P.

                  LJM2 means LJM Co-Investment L.P.

                  LJM-B2 means LJM-Backbone II, LLC.

                  LJM2 Bankruptcy Court means the United States Bankruptcy Court for the Northern District of Texas.

                  LJM2-Margaux means LJM-2 Margaux, LLC.

                  LJM Norman means LJM2 Norman Funding LLC.

                  LNG means liquefied natural gas.

                  LNG Marketing means Enron LNG Marketing LLC, a Debtor.

                  LNG Shipping means Enron LNG Shipping Company, a Debtor.

                  LOA means LOA, Inc., a Debtor.

                  LPG means liquefied petroleum gas.

                  LRC means Louisiana Resources Company, a Debtor.

                  LRCI means LRCI, Inc., a Debtor.

                  LTP means PGE's License Termination Plan.

                  Macromedia means Macromedia Incorporated.

                  Maguey means Maguey VPP, LLC.

                  Maliseet means Maliseet Properties, Inc.

                  MAOP means maximum allowable operating pressure.

                  MARAD means the U.S. Maritime Administration.

                  Mariner means Mariner Energy, Inc.

                  Marlin means the Marlin Water Trust.

                  Marlin I Notes means the 7.09% Senior Secured Notes in aggregate principal amount of $1,024,000,000, issued under the Indenture, dated December 17, 1998, among Marlin I, as issuer, Marlin Water Capital Corp. I, as co-issuer, and Bankers Trust Company, as indenture trustee and securities intermediary.

                  Marlin II Notes means (i) $475.0 million aggregate principal amount of the 6.31% Senior Secured Notes due 2003 and (ii) E15.0 million aggregate principal amount of the 6.19% Senior Secured Notes due 2003 issued by Marlin Water Trust and Marlin Water Capital Corp., pursuant to the Supplemental Indenture, dated as of July 19, 2001, among Marlin Water Trust and Marlin Water Capital Corp., as Issuers, United

States Trust Company of New York, as predecessor Indenture Trustee, and Deutsche Bank AG London, as account bank.

                  Marlin Supplemental Indenture means that certain Supplemental Indenture, dated July 19, 2001, among Marlin Water Trust, Marlin Water Capital Corp., United States Trust Company of New York, as Indenture Trustee and Securities Intermediary, and Deutsche Bank AG London, as Account Bank.

                  MBbl means one thousand barrels.

                  MCTJ means MCTJ Holding Co. LLC.

                  MEC means Marianas Energy Company LLC.

                  Medianews means Medianews Group, Inc.

                  Mediation Orders means the orders, dated May 28, 2003, June 4, 2003, June 16, 2003, and November 1, 2003, of the United States District Court for the Southern District of Texas and the Bankruptcy Court referring certain parties to mediation to facilitate the resolution of the Class Actions, the MegaClaim Litigation, certain additional litigation and other claims arising from or related to the Chapter 11 Cases.

                  Mediator means The Honorable William C. Conner, Senior United States District Judge, as mediator in accordance with the Mediation Orders.

                  MegaClaim Litigation means the litigation styled Enron Corp. and Enron North America Corp. v. Citigroup, Inc., et al, Adversary Proceeding No. 03-9266 (AJG), pending in the Bankruptcy Court.

                  Merger Agreement means the prepetition agreement and plan of merger between ENE and Dynegy.

                  Mescalito means Mescalito Ltd.

                  Methanol means Enron Methanol Company, a Debtor.

                  MHI means Mitsubishi Heavy Industries, Ltd.

                  Midlands means Midlands Generations Overseas Ltd.

                  Midwestern means Midwestern Gas Transmission Company.

                  MIPS means Monthly Income Preferred Shares.

                  Mizuho means Mizuho Corporate Bank, Ltd.

                  MMBtu means million British thermal units.

                  MMcf/d means million cubic feet per day.

                  MMcm/d means million cubic meters per day.

                  MMscf/d means million standard cubic feet per day.

                  Modulus means Modulus Technologies, Inc., a Debtor.

                  Montgomery County Litigation. The litigation styled Official Committee of Unsecured Creditors of Enron Corp. v. Fastow, et al., Case No. 02-10-06531, pending in the District Court for the 9th Judicial District, Montgomery County, Texas.

                  Moody's means Moody's Investors Service, Inc.

                  MPLP means Michigan Power Limited Partnership.

                  MW means megawatt.

                  MWh means megawatt hour.

                  NASDAQ means National Association of Securities Dealers Automated Quotation.

                  NBP Services means NBP Services Corporation, a wholly owned subsidiary of EOC Preferred.

                  NEPCO means EPC Estates Services, Inc. f/k/a National Energy Production Corporation, a Debtor.

                  NEPCO Debtors means NEPCO, NEPCO Power Procurement, and NEPCO Services International, collectively.

                  NEPCO Power Procurement means NEPCO Power Procurement Company, a Debtor.

                  NEPCO Services International means NEPCO Services International, Inc., a Debtor.

                  NETCO means The New Energy Trading Company, a Debtor.

                  Newby Action means the securities class action styled, C.A. No. 01-CV-3624 (Consolidated); Newby, et al. v. Enron Corporation, et al., in the United States District Court for the Southern District of Texas, Houston Division.

                  New Interests means Prisma Common Stock, CrossCountry Common Stock and PGE Common Stock or PGE Tracking Interests, as the case may be.

                  NGL means natural gas liquids.

                  Nikita means Nikita, L.L.C.

                  NMFS means National Marine Fisheries Service.

                  NNG means Northern Natural Gas Company.

                  Noble means Noble Gas Marketing, Inc.

                  NOL means net operating loss and, where the context requires, net capital loss.

                  NOPR means a Notice of Proposal Rule Making.

                  Northern Border Partners means Northern Border Partners, L.P.

                  Northern Border Pipeline means Northern Border Pipeline
Company.

                  Northern Plains means Northern Plains Natural Gas Company.

                  Northwest means Northwest Pipeline Company.

                  NOx means nitrogen oxide.

                  NPC means Nevada Power Company.

                  NPW means New Power Company.

                  NPW Examiner means the examiner appointed in the chapter 11 bankruptcy case of NPW, which is currently pending in the Georgia Bankruptcy Court.

                  NRC means Nuclear Regulatory Commission.

                  NSH means Nowa Sarzyna Holding B.V., a Debtor.

                  NW Natural means Northwest Natural Gas Company.

                  NYMEX means New York Mercantile Exchange.

                  O&M means operation and maintenance.

                  OBA means Operadora de Buenos Aires S.R.L.

                  Odebrecht means Odebrecht Oil and Gas Limited.

                  OEC means Operational Energy Corp., a Debtor.

                  OID means original issue discount.

                  Ojibway means Ojibway, Inc.

                  Old Dominion means Old Dominion Electric Cooperative.

                  Omaha Property means a parcel of land and the building and improvements thereon located at 1111 South 103rd Street in Omaha, Nebraska.

                  Omicron means Omicron Enterprises, Inc., a Debtor.

                  Operating Entities means CrossCountry, PGE, and Prisma, together the operating subsidiaries of the Reorganized Debtors.

                  Operating Trust Agreements means the Prisma Trust Agreement, the CrossCountry Trust Agreement and the PGE Trust Agreement.

                  Operating Trust Interests means the CrossCountry Trust Interests, the PGE Trust Interests and the Prisma Trust Interests.

                  Operating Trustee means Stephen Forbes Cooper, LLC, or such other Entity appointed by the Operating Trust Board to administer the respective Operating Trusts in accordance with the terms and provisions of Article XXIV of the Plan and the respective Operating Trust Agreements.

                  Operating Trusts means The Prisma Trust, the CrossCountry Trust and the PGE Trust.

                  OPI means Organizational Partner, Inc., a subsidiary of ENE and the principal corporate partner of ELP.

                  OPIC means the U.S. Overseas Private Investment Corporation.

                  OPP means Offshore Power Production C.V., a Debtor.

                  Opt-Out Claimants means former employees who elected not to participate in the Severance Settlement.

                  OPUC means the Public Utility Commission of Oregon.

                  Osprey means the Osprey Trust.

                  Osprey Certificates means Osprey's certificates of beneficial ownership interest issued on September 24, 1999, July 12, 2000 and October 5, 2000.

                  Osprey Notes means Osprey's senior secured notes issued on September 24, 1999 and October 5, 2000 under an indenture dated as of September 24, 1999, as supplemented by a supplemental indenture dated as of July 12, 2000, and a second supplemental indenture dated as of October 5, 2000.

                  Oswego Cogen means Oswego Cogen Company, LLC, a Debtor.

                  Other Equity Interest means any Common Equity Interests in any of the Debtors, other than an Enron Common Equity Interest.

                  Other Subordinated Claim means any Claim subject to subordination in accordance with section 510(c) of the Bankruptcy Code under the principles of equitable subordination or otherwise.

                  Overhead Allocation Formula Order means the Order Approving and Authorizing Debtors' Allocation Formula for Shared Overhead Expenses (Docket #8005).

                  Palm Beach means Palm Beach Development Company, L.L.C., a Debtor.

                  Pan Border means Pan Border Gas Company.

                  Paulista means Paulista Electrical Distribution, L.L.C., a Debtor.

                  PBGC means the Pension Benefit Guaranty Corporation.

                  PBOG means PBOG Corp., a Debtor.

                  PCB means polychlorinated biphenyl.

                  PdVSA means Petruleos de Venezuela S.A.

                  PdVSA Gas means PdVSA Gas, S.A., a subsidiary of PdVSA.

                  Penalty Claim means any Claim for a fine, penalty, forfeiture, multiple, exemplary or punitive damages or otherwise not predicated upon compensatory damages and that would be subject to subordination in accordance with section 726(a)(4) of the Bankruptcy Code.

                  Pension Plans means the Enron Cash Balance Plan, the EFS Plan, the Garden State Plan, the San Juan Plan, and the Portland General Plan.

                  Person means a "person" as defined in section 101(41) of the Bankruptcy Code.

                  Petition Date means the Initial Petition Date; provided, however, that, with respect to those Debtors which commenced their Chapter 11 Cases subsequent to December 2, 2001, "Petition Date" shall refer to the respective dates on which such Chapter 11 Cases were commenced.

                  Petrobas means Petroleo Brasileiro S.A.

                  PFIC means passive foreign investment company.

                  PG&E means Pacific Gas & Electric Company.

                  PGE means Portland General Electric Company, an Oregon corporation.

                  PGE By-laws means the by-laws of PGE, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  PGE Certificate of Incorporation means the certificate of incorporation of PGE, which certificate of incorporation shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  PGE Common Stock means the shares of PGE Common Stock authorized and to be issued pursuant to the Plan, which shares shall have no par value per share, of which eighty million (80,000,000) shares shall be authorized and of which sixty-two million five hundred thousand (62,500,000) shares shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the PGE Certificate of Incorporation or the PGE By-laws.

                  PGE MSA means the master services agreement between PGE and its affiliates, including ENE, as more fully described in section VII.B.1.a.ii. of the Disclosure Statement.

                  PGE Trust means the Entity, if jointly determined by the Debtors and the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but prior to the Effective Date to hold as its sole asset the Existing PGE Common Stock or the PGE Common Stock in lieu thereof, but in no event the assets of PGE.

                  PGE Trust Agreement means, in the event the PGE Trust is created, the PGE Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form included in the Plan Supplement, pursuant to which the PGE Trustee shall manage, administer, operate and liquidate the assets contained in the PGE Trust, either the Existing PGE Common Stock or the PGE Common Stock, as the case may be, and distribute the proceeds thereof or the Existing PGE Common Stock or the PGE Common Stock, as the case may be.

                  PGE Trust Board means, in the event the PGE Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the PGE Trust Agreement.

                  PGE Trust Interests means the sixty-two million five hundred thousand (62,500,000) beneficial interests in the PGE Trust to be allocated to holders of Allowed Claims in the event that Enron transfers the Existing PGE Common Stock, or issues the PGE Common Stock, as the case may be, to the PGE Trust.

                  PGE Trustee means, in the event the PGE Trust is created, Stephen Forbes Cooper, LLC or such other Entity appointed by the PGE Trust Board and approved by the

Bankruptcy Court to administer the PGE Trust in accordance with the provisions of Article XXIV of the Plan and the PGE Trust Agreement.

                  PGH means Portland General Holdings, Inc., a Debtor

                  PGNiG means Polskie Gornictwo Naftowei Gazownictwo. S.A.

                  Pipeline Businesses means those pipeline businesses or other energy related businesses associated with the pipeline businesses which are owned or operated by ENE, ETS and EOC Preferred that are anticipated to be contributed for shares of CrossCountry common stock pursuant to the Contribution and Separation Agreement.

                  Pipeline Group Company means each of Citrus, Florida Gas, Citrus Trading, Citrus Energy Services, Northern Plains, Pan Border, Northern Border Pipeline, Northern Border Partners, Northern Border Intermediate Limited Partnership, Transwestern, Transwestern Holding, NBP Services, CGNN, and their respective subsidiaries. For the purposes of the definition of Pipeline Group Company, subsidiary means, with respect to any person, any corporation, limited liability company, joint venture or partnership of which such person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or (iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

                  Pipeline Services means Enron Pipeline Services Company, a Debtor.

                  Plan means the Second Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, including, without limitation, the Plan Supplement and the exhibits and schedules thereto, as the same is amended, modified or supplemented from time to time in accordance with the terms and provisions thereof.

                  Plan Currency means the mixture of Creditor Cash, Prisma Common Stock, CrossCountry Common Stock, and PGE Common Stock to be distributed to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims pursuant to the Plan; provided, however, that, if jointly determined by the Debtors and the Creditors' Committee, "Plan Currency" may include Prisma Trust Interests, CrossCountry Trust Interests, PGE Trust Interests and the Remaining Asset Trust Interests.

                  Plan Securities means Prisma Common Stock, CrossCountry Common Stock, and PGE Common Stock; provided, however, that if jointly determined by the Debtors and the Creditors' Committee, "Plan Securities" may include Prisma Trust Interests, CrossCountry Trust Interests, PGE Trust Interests and the Remaining Asset Trust Interests.

                  Plan Supplement means a separate volume, to be filed with the Clerk of the Bankruptcy Court, including, among other documents, forms of the Litigation Trust Agreement, the Special Litigation Trust Agreement, the Prisma Trust Agreement, the CrossCountry Trust Agreement, the PGE Trust Agreement, the Remaining Asset Trust Agreement(s), the Common Equity Trust Agreement, the Preferred Equity Trust Agreement, the Prisma Articles of Association, the Prisma Memorandum of Association, the CrossCountry By-Laws, the CrossCountry Certificate of Incorporation, the PGE By-laws, the PGE Certificate of Incorporation, the Reorganized Debtor Plan Administration Agreement, the Reorganized Debtors By-laws, the Reorganized Debtors Certificate of Incorporation, the Severance Settlement Fund Trust Agreement, the guidelines of the Disputed Claims reserve to be created in accordance with Section 21.3 of the Plan, and a schedule or description of Litigation Trust Claims and Special Litigation Trust Claims, in each case, consistent with the substance of the economic and governance provisions contained in the Plan, (a) in form and substance satisfactory to the Creditors' Committee and (b) in substance satisfactory to the ENA Examiner. The Plan Supplement (containing drafts or final versions of the foregoing documents) shall be filed with the Clerk of the Bankruptcy Court as early as practicable (but in no event later than ten (10) days) prior to the Ballot Date, or on such other date as the Bankruptcy Court establishes.

                  Poliwatt means Poliwatt Limitada.

                  Ponderosa means Ponderosa Assets, LP.

                  Ponderosa Ltd. means Ponderosa Pine Energy Partners, Ltd.

                  Portland Creditor Cash means at any time, the excess, if any, of (a) all Cash and Cash Equivalents in the Disbursement Account(s) relating to each of the Portland Debtors over (b) such amounts of Cash (i) reasonably determined by the Disbursing Agent as necessary to satisfy, in accordance with the terms and conditions of the Plan, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims and Secured Claims relating to each of the Portland Debtors, (ii) necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims relating to each of the Portland Debtors were, at such time, Allowed Claims and (iii) such other amounts reasonably determined by each of the Reorganized Portland Debtors as necessary to fund the ongoing operations of the each of the Reorganized Portland Debtors during the period from the Effective Date up to and including the date such Debtors' Chapter 11 Cases are closed.

                  Portland Debtors means Portland General Holdings, Inc. and Portland Transition Company, Inc.

                  Portland General Plan means the Pension Plan for Employees of Portland General Electric.

                  Powers Committee means the special investigative committee of the Board, chaired by William K. Powers, Jr., that was appointed on October 28, 2001.

                  Powers Report means that certain report, dated February 1, 2002, issued by the Powers Committee.

                  PPA means power purchase agreement.

                  PPE means Ponderosa Pine Energy, LLC.

                  PQP means Puerto Quetzal Power LLC.

                  Preferred Equity Trust means the Entity to be created on the Effective Date to hold the Exchanged Enron Preferred Stock for the benefit of holders of Preferred Equity Trust Interests.

                  Preferred Equity Trust Agreement means the trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Preferred Equity Trustee shall manage, administer, operate and liquidate the assets contained in the Preferred Equity Trust and distribute the proceeds thereof.

                  Preferred Equity Trust Board means the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Preferred Equity Trust Agreement.

                  Preferred Equity Trust Interests means the beneficial interests in the Preferred Equity Trust, in the classes and in a number of equal to the outstanding shares of Exchanged Enron Preferred Stock, to be allocated to holders of Allowed Enron Preferred Equity Interests.

                  Preferred Equity Trustee means Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the Preferred Equity Trust in accordance with the terms and provision of Article XXVI of the Plan and the Preferred Equity Trust Agreement.

                  Prime Lease means that certain Lease Agreement, dated November 10, 1999, between Asset Holdings and Houston Pipe Line Company, as assigned from Asset Holdings to BAM on May 31, 2001.

                  Prime Lease Assets means the pipeline segments and storage facilities that were part of the Asset Holdings transaction in the Bammel/Triple Lutz financing structure.

                  Priority Claim means a Priority Non-Tax Claim or a Priority Tax Claim, as the case may be.

                  Priority Non-Tax Claim means any Claim against the Debtors, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment in accordance with sections 507(a), (3), (4), (5), (6), (7) or (9) of the Bankruptcy Code, but only to the extent entitled to such priority.

                  Priority Tax Claim means any Claim of a governmental unit against the Debtors entitled to priority in payment under sections 502 (i) and 507(a)(8) of the Bankruptcy Code.

                  Prisma means Prisma Energy International Inc., a Cayman Islands company, the assets of which shall consist of the Prisma Assets.

                  Prisma Articles of Association means the articles of association of Prisma, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Prisma Assets means the assets to be contributed into or transferred to Prisma, including, without limitation (a) those assets set forth on Exhibit "G" to the Plan; provided, however, that, in the event that, during the period from the date of the Disclosure Statement Order up to and including the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1 of the Plan, the Debtors, with the consent of the Creditors' Committee, determine not to include in Prisma a particular asset set forth on Exhibit "G" to the Plan, the Debtors shall file a notice thereof with the Bankruptcy Court and the Value of the Prisma Common Stock shall be reduced by the Value attributable to such asset, as set forth in the Disclosure Statement or determined by the Bankruptcy Court at the Confirmation Hearing, and
(b) such other assets as the Debtors, with the consent of the Creditors' Committee, determine on or prior to the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1 of the Plan to include in Prisma and the Value of the Prisma Common Stock shall be increased by the Value attributable to any such assets.

                  Prisma Common Stock means the shares of Prisma Common Stock authorized and to be issued pursuant to the Plan, which shares shall have a par value of $0.01 per share, of which fifty million (50,000,000) shares shall be authorized and of which forty million (40,000,000) shares shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Prisma Memorandum of Association or the Prisma Articles of Association.

                  Prisma Contribution and Separation Agreement means the agreement to be entered into by the Prisma Enron Parties and Prisma to govern the contribution of the Prisma Assets to Prisma.

                  Prisma Distributing Company means Prisma or such other company as may be designated under the Plan to distribute shares of capital stock representing Prisma's interest in the Prisma Assets.

                  Prisma Distribution means the distribution of capital stock of the Prisma Distributing Company pursuant to the Plan or such other order of the Bankruptcy Court.

                  Prisma Distribution Date means the date on which the Prisma Distribution occurs.

                  Prisma Enron Parties means ENE and its affiliates, other than Prisma, that are party to the Prisma Contribution and Separation Agreement.

                  Prisma Indemnified Parties means Prisma, its wholly-owned Subsidiaries, their respective directors, officers, employees, agents, representatives, successors and assigns, and also Prisma to the extent of any loss in value to Prisma of any other entities in which it holds an interest.

                  Prisma Memorandum of Association means the memorandum of association of Prisma, which memorandum of association shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Prisma Sale means the consummation of the sale of Prisma to one or more third parties pursuant to the Plan or such other order of the Bankruptcy Court.

                  Prisma Sale Date means the date on which the Prisma Sale occurs.

                  Prisma Trust means the Entity, if jointly determined by the Debtors and the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but prior to the Effective Date, in addition to the creation of Prisma, and to which Entity shall be conveyed one hundred percent (100%) of the Prisma Common Stock.

                  Prisma Trust Agreement means, in the event that the Prisma Trust is created, the Prisma Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form included in the Plan Supplement, pursuant to which the Prisma Trust Board and the Prisma Trustee shall manage, administer, operate and liquidate the assets contained in the Prisma Trust and distribute the proceeds thereof or the Prisma Common Stock.

                  Prisma Trust Board means, in the event that the Prisma Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Prisma Trust Agreement.

                  Prisma Trust Interests means, in the event that the Prisma Trust is created, the forty million (40,000,000) beneficial interests in the Prisma Trust to be allocated to holders of Allowed Claims in accordance with the provisions of Article XXXII of the Plan.

                  Prisma Trustee means, in the event that the Prisma Trust is created, Stephen Forbes Cooper, LLC or such other Entity appointed by the Prisma Trust Board and approved by the Bankruptcy Court to administer the Prisma Trust in accordance with the provisions of Article XXIV of the Plan and the Prisma Trust Agreement.

                  PRM means Price Risk Management Assets.

                  Pro Rata Share means with respect to Claims or Equity Interests (a) within the same Class or sub-Class, the proportion that a Claim or Equity Interest bears to the sum of all Claims and/or Equity Interests, as the case may be, within such Class or sub-Class, and (b) among all Classes, the proportion that a Class of Claims or Equity Interests bears to the sum of all Claims and/or Equity Interests, as the case may be; provided, however, that, notwithstanding the foregoing, for purposes of distributing Litigation Trust Interests and Special Litigation Trust Interests, (1) "Pro Rata Share" shall not include Guaranty Claims, Convenience Claims and Intercompany Claims and (2) all General Unsecured Claims shall be deemed to be treated as one Class, calculated on a Consolidated Basis.

                  Promigas means Promotora de la Interconexion de Los Gasoductos de la Costa Atlantica S.A. E.S.P.

                  Proponents means the Debtors and Debtors in Possession.

                  psig means pounds per square inch gauge.

                  Psyche means Psyche, L.L.C.

                  PTC means Portland Transition Company, Inc., a Debtor.

                  PTR means Portland Transition Company, Inc., a Debtor.

                  PUC means Public Utility Commission.

                  PUD means People's Utility District.

                  PUHCA means the Public Utility Holding Company Act of 1935, as amended, 14 U.S.C. Sections 79, et seq.

                  Pulp & Paper means Pulp & Paper Risk Management Consulting,
L.P.

                  PwC UK means Pricewaterhouse Coopers LLP, a limited liability partnership registered in England with registered number OC303525.

                  PWC US means PricewaterhouseCoopers.

                  PX means the California Power Exchange.

                  Pyramid I means Pyramid I Asset, L.L.C.

                  Qwest means Qwest Communications Corporation.

                  Rabobank means Coopertieve Centrale Raiffeisen-Boerenleenbank B.A.

                  RAC means the Risk Assessment and Control Group.

                  Raptors means the Raptor I-IV SPEs, collectively.

                  Rawhide means Rawhide Investors LLC.

                  RBC means the Royal Bank of Canada.

                  RBSF means RBS Financial Trading Company Limited.

                  Record Date means the date or dates established by the Bankruptcy Court in the Confirmation Order for the purpose of determining the holders of Allowed Claims and Allowed Equity Interests entitled to receive distributions pursuant to the Plan.

                  REIT means a Real Estate Investment Trust under section 856 of the Internal Revenue Code.

                  Reliant means Reliant Energy Services, Inc.

                  Remaining Asset Trust Agreement(s) means the Remaining Asset Trust Agreement(s), in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Remaining Asset Trustee shall manage, administer and operate the Remaining Assets and distribute the proceeds thereof, if any.

                  Remaining Asset Trust Board(s) means the group(s) of five (5) Persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the respective Remaining Asset Trust(s) Agreement(s).

                  Remaining Asset Trust Interests means the twelve million (12,000,000) beneficial interests in the Remaining Asset Trust(s) to be deemed to be allocated to holders of Allowed Claims pursuant to the terms and conditions of Article XXV of the Plan.

                  Remaining Asset Trustee means Stephen Forbes Cooper, LLC, or such other Entity appointed by the Remaining Asset Trust Board to administer the Remaining Asset Trust(s) in accordance with the terms and provisions of Article XXV of the Plan and the respective Remaining Asset Trust Agreements.

                  Remaining Asset Trust(s) means one or more trusts, if jointly determined by the Debtors and the Creditors' Committee, to be created on or prior to the Effective Date in accordance with the provisions of Article XXV of the Plan and the Remaining Asset Trust Agreement(s) for the benefit of holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims and such other Allowed Claims and Allowed Equity Interests in accordance with the terms and provisions of the Plan.

                  Remaining Assets means from and after the Effective Date, all Assets of the Reorganized Debtors, other than (a) Creditor Cash on the Effective Date, (b) the Litigation Trust Claims, (c) the Special Litigation Trust Claims, and (d) claims and causes of action subject to the Severance Settlement Fund Litigation.

                  REMIC means a Real Estate Mortgage Investment Conduit under section 860D of the Internal Revenue Code.

                  Reorganized Debtor Plan Administration Agreement means the agreement prescribing the powers, duties and rights of the Reorganized Debtor Plan Administrator in administering the Plan, which agreement shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Reorganized Debtor Plan Administrator means Stephen Forbes Cooper, LLC, retained, as of the Effective Date, by the Reorganized Debtors as the employee responsible for, among other things, the matters described in
Section 36.2 of the Plan.

                  Reorganized Debtors means the Debtors, other than the Portland Debtors, from and after the Effective Date.

                  Reorganized Debtors By-laws means the respective by-laws of the Reorganized Debtors, including Reorganized ENE, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Reorganized Debtors Certificate of Incorporation means the respective Certificates of Incorporation of the Reorganized Debtors, which certificates of incorporation shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

                  Reorganized Debtors Subsidiaries means Prisma, CrossCountry, PGE and such other subsidiaries of the Debtors which remain in existence from and after the Effective Date.

                  Reorganized ENE means ENE, from and after the Effective Date.

                  Reorganized Portland Debtors means the Portland Debtors, from and after the Effective Date.

                  Retail Contracts means contracts relating to the supply of natural gas or electricity to commercial or industrial end-users.

                  Retail Protocol means the Protocol For Settlements Under Retail Customer Contracts, which was approved by the Bankruptcy Court on October 7, 2002 (Docket #6968).

                  Retail Services means the Enron Companies' retail business unit.

                  RFP means Request for Proposals.

                  Rheingold means Rheingold, GmbH.

                  Richmond Power means Richard Power Enterprise, L.P., a Debtor.

                  Richter Agreement means the plea agreement, dated February 4, 2003, between Jeffrey S. Richter and the United States Department of Justice, by the United States Attorney's Office for the Northern District of California and the Enron Task Force. The agreement was filed with the United States District Court for the Northern District of California on February 4, 2003.

                  RICO means Racketeer Influenced Corrupt Organizations Act, 18 U.S.C. Section 1961, et seq.

                  RMTC means Risk Management and Trading Corp., a Debtor.

                  RTO means Regional Transmission Organization.

                  S&P means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  Safe-Harbor Agreements means those forward contracts, swap contracts and other agreements that fall within the safe-harbor provisions of sections 555, 556, 559 or 560 of the Bankruptcy Code.

                  Sale Transaction means one or more transactions jointly determined by the Debtors and the Creditors' Committee, in their sole and absolute discretion, to sell all or a portion of the issued and outstanding Prisma Common Stock, CrossCountry Common Stock, Existing PGE Common Stock or PGE Common Stock or substantially all of the assets of Prisma, CrossCountry or PGE; provided, however, that, notwithstanding the foregoing, in the event of a transaction involving PGE, PGE's assets will not be broken-up and PGE shall be sold only as a going-concern and a vertically integrated electric utility.

                  Sale/Settlement Orders means those orders entered by the Bankruptcy Court in connection with the sale or other disposition of the assets of the Debtors or their affiliates or the compromise and settlement of claims and causes of action with regard to, among other things, wholesale and retail trading agreements, SPEs and structured finance transactions, wherein the proceeds thereof have been reserved, escrowed or otherwise segregated pending either a further order of the Bankruptcy Court or the agreement of the Debtors and the Creditors' Committee.

                  San Juan Gas means San Juan Gas Company, Inc., a Debtor.

                  San Juan Plan means the San Juan Gas Pension Plan.

                  Saras means Sara S.p.A. Raffinene Sarde (Italy).

                  SCB means Standard Chartered Bank.

                  SCC means Superior Construction Company, a Debtor.

                  Schedules means the respective schedules of assets and liabilities, the list of Equity Interests, and the statements of financial affairs filed by the Debtors in accordance with section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended on or prior to the Effective Date.

                  SE Acquisition means SE Acquisition, L.P.

                  SEC means the United States Securities and Exchange
Commission.

                  SECLP means Smith/Enron Cogeneration Limited Partnership.

                  Second Amended DIP Credit Agreement means the Second Amended and Restated Revolving Credit and Guaranty Agreement dated as of May 9, 2003, by and among ENE, as borrower, each of the direct or indirect subsidiaries of ENE party thereto, as guarantors, the DIP Lenders, JPMCB and Citicorp, as co-administrative agents, Citicorp, as paying agent, and JPMCB, as collateral agent.

                  Section 510 Enron Common Equity Interest Claim means any Claim of a holder or former holder of an Enron Common Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Enron Common Equity Interest, including, without limitation, any Claims arising from or relating to equity forward agreements and other understandings to purchase Enron Common Equity Interests, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Section 510 Enron Preferred Equity Interest Claim means any Claim of a holder or former holder of an Enron Preferred Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Enron Preferred Equity Interest, including, without limitation, any Claims arising from or relating to an obligation of ENE guaranteeing the payment and performance with respect to an Enron Preferred Equity Interest, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Section 510 Enron Senior Notes Claim means any Claim of a holder or former holder of an Enron Senior Notes Claim for rescission of or damages arising from or relating to the purchase or sale of an Enron Senior Note, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Section 510 Enron Subordinated Debenture Claim means any Claim of a holder or former holder of an Enron Subordinated Debenture Claim for rescission of or damages arising from or relating to the purchase or sale of an Enron Subordinated Debenture, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

                  Secured Claim means a Claim against the estates of the Debtors
(a) secured by a Lien on Collateral or (b) subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Collateral or to the extent of the amount subject to setoff, as applicable, as determined in accordance with section 506(a) of the Bankruptcy Code or as otherwise agreed to, in writing, by the (1) Debtors and the holder of such Claim, subject to the consent of the Creditors' Committee, or (2) the Reorganized Debtors and the holder of such Claim, as the case may be; provided, however, that, to the extent that the value of such interest is less than the amount of the Claim which has the benefit of such security, the unsecured portion of such Claim shall be treated as a General Unsecured Claim unless, in any such case, the Class of which such Claim is a part makes a valid and timely election in accordance with section 1111(b) of the Bankruptcy Code to have such Claim treated as a Secured Claim to the extent allowed.

                  Securities Act means Securities Act of 1933.

                  Select means Select Energy, Inc.

                  Sequoia means Sequoia Financial Assets, L.L.C.

                  Series 1 Exchanged Preferred Stock means the one million one hundred thirty-seven thousand nine hundred ninety-one (1,137,991) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Cumulative Second Preferred Convertible Stock, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, each Enron Preferred Equity Interest and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  Series 2 Exchanged Preferred Stock means the 35.568509 shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of 9.142% Perpetual Second Preferred Stock, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, each Enron Preferred Equity Interest and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  Series 3 Exchanged Preferred Stock means the two hundred fifty thousand (250,000) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Mandatorily Convertible Junior Preferred Stock Series B, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, each Enron Preferred Equity Interest and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  Series 4 Exchanged Preferred Stock means the one hundred eight-two thousand nine hundred eight (182,908) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Mandatorily Convertible Single Reset Preferred Stock, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, each Enron Preferred Equity Interest and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

                  ServiceCo means ServiceCo Holdings, Inc.

                  SE Thunderbird means SE Thunderbird LP.

                  Setoff Lift Stay Motions means motions seeking relief from the automatic stay filed by parties seeking to effect setoffs of mutual debts owed as between the Debtors and third parties.

                  Settling Former Employees means the Debtors' former employees entitled to receive distributions of Severance Settlement Fund Proceeds in accordance with the terms and conditions of the Severance Settlement Order and the Severance Settlement Fund Trust Agreement.

                  Severance Settlement means the Stipulation of Settlement of Severance Claims of Similarly-Situated Claimants and Authorizing the Official Employment Related Issues Committee to Commence Certain Avoidance Actions on Behalf of the Estate, dated August 28, 2002.

                  Severance Settlement Fund Litigation means those claims and causes of action arising from and relating to the payment of the Employee Prepetition Stay Bonus Payments to certain of the Debtors' employees, which claims and causes of action were assigned to the Employee Committee pursuant to the Severance Settlement Order, including, without limitation, the claims and causes of action which are the subject of litigation styled (a) Theresa A. Allen et al. v. Official Employment-Related Issues Committee; Enron Corp.; Enron North America Corp.; Enron Net Works, L.L.C., Adversary Proceeding No. 03-02084-AJG, currently pending in the Bankruptcy Court, (b) Official Employment-Related Issues Committee of Enron Corp., et al. v. John D. Arnold, et al., Adversary Proceeding No. 03-3522, currently pending in the United States

Bankruptcy Court for the Southern District of Texas, (c) Official Employment-Related Issues Committee of Enron Corp., et al. v. James B. Fallon, et al., Adversary Proceeding No. 03-3496, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (d) Official Employment-Related Issues Committee of Enron Corp., et al. v. Jeffrey McMahon, Adversary Proceeding No. 03-3598, currently pending in the United States Bankruptcy Court for the Southern District of Texas, and (e) Official Employment-Related Issues Committee of Enron Corp. v. John J. Lavorato, et al., Adversary No. 03-3721, currently pending in the United States Bankruptcy Court for the Southern District of Texas.

                  Severance Settlement Fund Proceeds means the net proceeds, if any, to be realized from the Severance Settlement Fund Litigation, which proceeds shall be distributed to Settling Former Employees in accordance with the terms and conditions of the Severance Settlement Fund Trust Agreement.

                  Severance Settlement Fund Trust means the trust to be created on or prior to the Effective Date, to be funded from the proceeds, if any, realized from the Severance Settlement Fund Litigation, in accordance with the Severance Settlement Fund Trust Agreement for the benefit of Settling Former Employees.

                  Severance Settlement Fund Trust Agreement means the trust agreement, substantially in the form contained in the Plan Supplement, pursuant to which the Severance Settlement Fund Trustee shall pursue the Severance Settlement Fund Litigation and distribute the Severance Settlement Fund Proceeds.

                  Severance Settlement Fund Trustee means the Entity appointed by the Employee Committee to administer the Severance Settlement Fund Trust, and to be compensated from the proceeds, if any, realized from the Severance Settlement Fund Litigation, in accordance with the terms and provisions of the Severance Settlement Fund Trust Agreement.

                  Severance Settlement Order means the order, dated August 28, 2002, of the Bankruptcy Court approving, among other things, a compromise and settlement of severance claims of similarly-situated claimants and authorizing the Employee Committee to commence certain avoidance actions on behalf of the Debtors and their chapter 11 estates.

                  SFE means Sociedad Fluminense Energia Ltda.

                  SFV means straight-fixed variable.

                  Shell means The Royal Dutch/Shell Group.

                  Shell Settlement means the Definitive Agreement entered into between Affiliates of ENE and Shell relating to disputes over the Cuiaba Project.

                  Sideriver means Sideriver Investments Limited.

                  SIPP means Sithe/Independence Power Partners, LP.

                  6.75% Subordinated Debentures means those certain debentures issued in the original aggregate principal amount of Two Hundred Fifty Million Dollars ($250,000,000.00) in accordance with the terms and conditions of the 6.75% Subordinated Indenture.

                  SK means SK Corporation.

                  SK-Enron means SK-Enron Co., Ltd.

                  SK Gas means SK Gas Co., Ltd.

                  SK Global means SK Global Co. Ltd.

                  SK Shipping means SK Shipping Co., Ltd.

                  Smith Street Equity means capital contributions made by the limited partners of Brazos in the original amount of $8,535,000 made pursuant to that certain First Amended and Restated Agreement of Limited Partnership of Brazos Office Buildings, L.P., dated as of April 4, 1997.

                  Smith Street Loan means the loan in the original principal amount of $275,965,000 made pursuant to that certain Credit Agreement, dated April 14, 1997, among Brazos, as borrower, and a syndicate of banks with JPMCB as the agent.

                  Smurfit means Smurfit-Stone Container Corporation.

                  Snohomish means Public Utility District No. 1 of Snohomish County.

                  SO2 means sulfur dioxide.

                  Solicitation Agent means Innisfree.

                  Southern Natural Gas means Southern Natural Gas Company, a subsidiary of El Paso.

                  Special Litigation Trust means the trust to be created on the Effective Date in accordance with the provisions of Article XXIII of the Plan and the Special Litigation Trust Agreement for the benefit of holders of Allowed General Unsecured Claims in accordance with the terms and provisions of Article XXIII of the Plan.

                  Special Litigation Trust Agreement means the Special Litigation Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Special Litigation Trust shall pursue the Special Litigation Trust Claims, if applicable, and distribute the proceeds thereof, if any.

                  Special Litigation Trust Board means the group of up to five
(5) Persons appointed prior to the Effective Date by the Bankruptcy Court, all of whom shall be nominated by the Creditors' Committee, or any replacements thereafter selected in accordance with the provisions of the Special Litigation Trust Agreement, who shall determine in accordance with the Special Litigation Trust Agreement whether to prosecute, compromise or discontinue any Special Litigation Trust Claims.

                  Special Litigation Trust Claims means those claims and causes of action, other than claims and causes of action arising under sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code, of the Debtors or Debtors in Possession, if any, that are not included in the Assets of any Debtor, including, without limitation, the claims and causes of action asserted, or which may be asserted, in the Montgomery County Litigation and such other causes of action against the Debtors' former insiders and such other Entities as may be described in the Special Litigation Trust Agreement or be subject to the Mediation Orders and which are specified in the Plan Supplement; provided, however, that, under no circumstances, shall such claims and causes of action include (a) Litigation Trust Claims to be prosecuted by the Litigation Trust and
(b) any claims and causes of action waived and released in accordance with Sections 28.3 and 42.6 of the Plan.

                  Special Litigation Trust Interests means the twelve million (12,000,000) beneficial interests in the Special Litigation Trust to be deemed to be distributed to holders of Allowed General Unsecured Claims pursuant to
Article XXIII of the Plan.

                  Special Litigation Trustee means Stephen Forbes Cooper, LLC or such other Entity appointed by the Special Litigation Trust Board and approved by the Bankruptcy Court to administer the Special Litigation Trust in accordance with the terms and provisions of Article XXIII of the Plan and the Special Litigation Trust Agreement.

                  SPEs means special purpose entities.

                  SPG means Simon Property Group, LP.

                  Spokane means Spokane Energy, LLC.

                  Spokane Trust means the Spokane Energy Funding Trust.

                  SPPC means Sierra Pacific Power Company.

                  SSLC means Smith Street Land Company, a Debtor.

                  State Street means State Street Bank and Trust Company of Connecticut, National Association, a national banking association.

                  State Street (MA) means State Street Bank and Trust Company, a Massachusetts corporation.

                  Statutorily Subordinated Claim means any Claim that is subject to subordination under section 510(b) of the Bankruptcy Code, including, without limitation, (i) any and all Claims for fines, penalties, forfeitures, or other non-pecuniary, direct or non-proximate damages and (ii) any and all Claims of a holder or former holder of an Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Equity Interest.

                  St. Charles Development means St. Charles Development Company, L.L.C., a Debtor.

                  Sterling CLN Trust means the Enron Sterling Credit Linked Notes Trust.

                  Stock Plans means the four fixed Stock Plans under which options for shares of ENE common stock have been or could have been granted to officers, employees and non-employee members of the Board.

                  Storage Gas means 55 bcf of "cushion gas," and 25 bcf of "working gas" that was part of Project Triple Lutz in the Bammel/Triple Lutz financing structure.

                  Subordinated Claim means a Section 510 Enron Senior Notes Claim, a Section 510 Enron Subordinated Debenture Claim, a Section 510 Enron Preferred Equity Interest Claim, a Section 510 Enron Common Equity Interest Claim, a Penalty Claim, an Enron TOPRS Subordinated Guaranty Claim or an Other Subordinated Claim.

                  Sundance means Sundance Assets, LP.

                  Swiss Re means Swiss Reinsurance Company.

                  Tax Advance means the amount the Debtors or Reorganized Debtors will advance to the Disputed Claims Reserve if the Disputed Claims Reserve has insufficient funds to pay any applicable taxes imposed upon it or its assets.

                  Tax Sharing Agreement means an agreement between Enron Corp. and one or more other corporations that is included with Enron Corp. in a consolidated, combined or unitary tax return which provides for the allocation of aggregate tax liabilities and refunds, obligations to make intercompany payments in lieu of taxes and/or compensation for the use of tax benefits.

                  TBG means Transportadora Brasileira Gasoduto Bolivia -- Brasil, S.A.

                  TBS means Transborder Gas Services Ltd.

                  TBtu/d means trillion British thermal units per day.

                  TEPI means Texaco Exploration and Production, Inc.

                  TETAS means Turkiye Elektrik Ticaret ve Taahut A.S., the state-owned Turkish electricity contracting and trading company.

                  Texaco means Texaco, Inc.

                  TGS means Transportadora de Gas del Sur S.A.

                  The Williams Companies means The Williams Companies, Inc.

                  Timber means Timber I, LLC.

                  Tittle Action means the ERISA-related class action syled, C.A. No. H-01-3913 (Consolidated); Pamela M. Tittle, et al. v. Enron Corp., et al.; In the United States District Court for the Southern District of Texas, Houston Division.

                  TLS means TLS Investors, L.L.C., a Debtor.

                  TOH2L means Teeside Operations Holdings 2 Limited.

                  TOH4L means Teeside Operations Holdings 4 Limited.

                  TOPRS means the Trust Originated Preferred Securities issued by each of ECT I and ECT II in connection with (a) the formation of EPF I and EPF II, respectively, and (b) the Enron TOPRS Debentures, the ENA Debentures and the ETS Debentures, among other securities.

                  TOPRS Stipulation means that certain Stipulation and Order Regarding Issues By and Among Enron Corp., Enron Transportation Services Company, Enron Preferred Funding L.P., Enron Preferred Funding II L.P., Enron Capital Trust I, Enron Capital Trust II and National City Bank, as Indenture Trustee and Property Trustee, dated September 18, 2003, and as so ordered by the Bankruptcy Court on October 2, 2003.

                  TPC means The Protane Corporation, a Debtor.

                  TPFL means Teeside Power Financing Limited.

                  TPHL means Teeside Power Holdings Limited.

                  TPL means Teeside Power Limited.

                  TPS Dell means TPS Dell, L.L.C.

                  Trakya means Trakya Elektrik Uretim ve Ticaret A.S.

                  TransCanada means TransCanada PipeLines Limited.

                  Transwestern means Transwestern Pipeline Company.

                  Transwestern Gathering means Transwestern Gathering Company, a Debtor.

                  Transwestern Holding means Transwestern Holding Company, Inc.

                  Travelers means Travelers Casualty and Surety Company of America.

                  Treasury Regulations means regulations promulgated by the U.S. Department of Treasury pursuant to the IRC.

                  TRH means T. R. Holdings Ltda.

                  Tribes means the Confederated Tribes of the Warm Springs Reservation of Oregon.

                  Tribune means Tribune Company.

                  Trojan means the Trojan Nuclear Plant.

                  Trojan Decommissioning Plan means the Trojan Nuclear Plant Decommissioning Plan (PGE-1061) which incorporates the Post-Shutdown Decommissioning Activities Report and the License Termination Plan required by 10 CFR 50.82, the Oregon Office of Energy in Oregon Administrative Rule (OAR) 345-026-0370 and 10 CFR 50.54(bb).

                  TRSA or Transredes means Transredes-Transporte de Hidrocarburos, S.A.

                  Trust Beneficiaries means the holders of the Allowed General Unsecured Claims, Allowed Enron Guaranty Claims and Allowed Intercompany Claims.

                  TSI means Tenant Services, Inc., a Debtor.

                  TWh means terawatt hours.

                  UBS means UBS AG.

                  Unsecured Claim means any Claim against the Debtors, other than an Administrative Expense Claim, a Secured Claim, a Priority Non-Tax Claim, a Priority Tax Claim, a Subordinated Claim, or a Convenience Claim.

                  URP means Utility Reform Project.

                  USDOE means the United States Department of Energy.

                  USFWS means the United States Fish and Wildlife Service.

                  U.S. Trustee means the Office of the United States Trustee for the Southern District of New York.

                  Valhalla means Valhalla, GmbH.

                  Valkyrie means Enron Valkyrie, L.L.C.

                  Value means the Cash realized, at any time, from the disposition of all or any portion of the Assets; provided, however, that, with respect to the Prisma Common Stock, CrossCountry Common Stock, Existing PGE Common Stock and PGE Common Stock, as the case may be, the "Value" thereof as determined by the Bankruptcy Court as of the Confirmation Date, as the same may be increased or reduced in accordance with the provisions of the Plan; and, provided, further, that, to the extent that all of the Prisma Common Stock, CrossCountry Common Stock, Existing PGE Common Stock or PGE Common Stock, as the case may be, is converted into Cash, one or more promissory notes, equity interests of the purchase thereof or such other form of consideration prior to the later to occur of (1) the commencement of distributions with respect thereto and (2) the Effective Date, the "Value" of such amount realized in Cash or the then-fair market value of the consideration received as determined by the Bankruptcy Court; and, provided, further, that to the extent that a portion, but not all, of the Prisma Common Stock, CrossCountry Common Stock, Existing PGE Common Stock or PGE Common Stock, as the case may be, is converted into Cash, one or more promissory notes, equity interests of the purchaser thereof or such other form of consideration prior to the later to occur of (1) the commencement of distributions with respect thereto and (2) the Effective Date, the "Value" of such Prisma Common Stock, CrossCountry Common Stock, Existing PGE Common Stock or PGE Common Stock, as the case may be, shall be equal to the sum of (i) the Cash or then-fair market value of such consideration as determined by the Bankruptcy Court realized from such disposition plus (ii) the product of (y) such consideration realized per share upon such disposition of Prisma Common Stock, CrossCountry Common Stock, Existing PGE Common Stock or PGE Common Stock, as the case may be, times (z) the number of share of Prisma Common Stock, CrossCountry Common Stock, Existing PGE Common Stock or PGE Common Stock, respectively, remaining with the Debtors immediately following such disposition.

                  VEA means Valley Electric Association, Inc.

                  VEBA means Voluntary Employee Benefit Association.

                  Vengas means Vengas, S.A.

                  Ventures means Enron Ventures Corp., a Debtor.

                  Venue Movants means Dynegy, Inc. (and its affiliates), Statex Petroleum, Packaged Ice, Inc. (and its affiliates), EC Power, Petro-Hunt, L.L.C., Tenaska Marketing Ventures, Pioneer Resources USA, Inc., Pure Resources, Inc., Spinnaker Exploration Company, Equiva Trading Company, Shell Chemical Risk Management Company, Shell Chemical L.P., Dunhill Resources I, LLC, Pamela M. Tittle, Thomas O. Padgett, Gary S. Dreadin, and Southern Ute Indian Tribe d/b/a Red Willow Production Company. Joinders in the transfer motions were filed by Reliant Energy Services, Inc., Anning-Johnson Company, Contour Energy Co., PDM Strocal, Phillips Petroleum Company, El Paso Merchant Energy L.P., the Texas Comptroller of Public Accounts, the Texas Workforce Commission, the Texas General Land Office, the Texas Natural Resource Conservation Commission, the Florida Board of Administration and Exco Resources.

                  VEPCO means Virginia Electric and Power Company.

                  V. Holdings means V. Holdings Industries, S.A.

                  Victory Garden means Victory Garden Power Partners LLC, a Debtor.

                  Viking means Viking Gas Transmission Company.

                  Voting Procedures Order means the Final Order of the Bankruptcy Court, dated [____________, 2003] (Docket # _____) setting forth procedures with respect to voting and the temporary allowance of claims for voting purposes.

                  VPP means volumetric production payment.

                  Wabash means Wabash Valley Power Association.

                  WarpSpeed means Enron WarpSpeed Services, Inc., a Debtor.

                  WD Management Agreement means that certain Management Agreement, dated as of February 27, 2003, between Enron Wind LLC and Wind Development Trust.

                  WD Trust means the grantor trust created pursuant to the WD Trust Agreement.

                  WD Trust Agreement means that certain Wind Development Trust Agreement, dated as of February 27, 2003, by and among Enron Wind Development LLC, Enron Wind Domestic Holding LLC, Enron Wind LLC, EREC and Cloyses Partners LLC, as Managing Trustee.

                  WECC means Western Electricity Coordinating Council.

                  Wells Fargo means Wells Fargo Bank Minnesota, N.A.

                  Wessex means Wessex Water Ltd.

                  West LB means Westdeutsche Landesbank Girozentrale.

                  WGM means Weil, Gotshal & Manges LLP.

                  Whitewing LLC means Whitewing Management LLC.

                  Whitewing LP means Whitewing Associates, L.P.

                  Wholesale Contracts means physical and financial contracts relating to numerous commodities, including, but not limited to, power, natural gas, interest rates and currencies, crude oil, liquid fuels, coal, pulp and paper, steel, metals, freight, lumber, and weather.

                  Wholesale Protocol means the protocol for the efficient processing of settlements concerning terminated Safe-Harbor Agreements, which was approved by the Bankruptcy Court on May 30, 2002 (Docket #4129).

                  Wholesale Services means the Enron Companies' wholesale business unit.

                  Wilmington means Wilmington Trust Company.

                  Wiltshire means Wiltshire Financial Asset, LLC.

                  Wind means Enron Wind Corp.

                  Wind Development means Enron Wind Development LLC, a Debtor.

                  Wind Guaranty Claim means any Unsecured Claim, other than an Intercompany Claim, against Wind arising from or relating to an agreement by Wind to guarantee or otherwise satisfy the obligations of another Debtor.

                  Wind Guaranty Distributive Assets means the Plan Currency to be made available to holders of Allowed Wind Guaranty Claims in an amount equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of the Wind Guaranty Claims and (b) the product of (y) the Value of Wind's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of Wind's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of Wind's Convenience Claim Distribution Percentage times Wind's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of the Wind Guaranty Claims and the denominator of which is equal to the sum of Wind's (1) General Unsecured Claims, (2) Wind Guaranty Claims and the Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtors' Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Wind Guaranty Claims and
(2) the corresponding primary Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Enron Guaranty Claims and Wind Guaranty Claims; provided, however, that, for purposes of calculating "Wind Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

                  Wind Management Agreements means the WD Management Agreement and the WS Management Agreement.

                  Wind Reserve Fund means the fund in the amount of Twenty-Five Million Dollars ($25,000,000.00) created pursuant to the Wind Reserve Fund Order.

                  Wind Reserve Fund Order means the order, dated June 23, 2003, of the Bankruptcy Court approving the terms and conditions of a compromise and settlement with respect to issues arising from or related to the sale of certain assets of Wind and its affiliates to GECC and its designee.

                  Wind Trusts means the WD Trust and the WS Trust.

                  Wind Trusts Assets means the assets subject to the respective Wind Trusts.

                  Winterthur means Winterthur International Insurance Company
Ltd.

                  WPE means White Pine Energy, LLC.

                  WS Management Agreement means that certain Management Agreement, dated as of February 27, 2003, between Enron Wind LLC and Wind Systems Trust.

                  WS Trust means the grantor trust created pursuant to the WS Trust Agreement.

                  WS Trust Agreement means that certain Wind Systems Trust Agreement, dated as of February 27, 2003, by and among Enron Wind Systems LLC, Enron Wind Domestic Holding LLC, Enron Wind LLC, EREC and Cloyses Partners LLC, as Managing Trustee.

                  WSCC means Western System Coordinating Council.

                  WWP means The Washington Water Power Company, predecessor to Avista.

                  YGC means Yuchengco Group of Companies.

                  Yosemite I means Yosemite Securities Trust I.

                  Yosemite Securities means Yosemite Securities Company Ltd.

                  YPEB means Yacimientos Petroliferos Fiscales Bolivianos.

                  Zephyrus means Zephyrus Investments L.L.C.

                  Zond Minnesota means Zond Minnesota Construction Company, LLC, a Debtor.

                  Zond Pacific means Zond Pacific, LLC, a Debtor.

                  ZWHC means ZWHC LLC, a Debtor.

 APPENDIX B: LIST OF DEBTORS, TAX ID NUMBERS, CASE NUMBERS, AND PETITION DATES

 APPENDIX B: LIST OF DEBTORS, TAX ID NUMBERS, CASE NUMBERS, AND PETITION DATES

        ENTITY                                                    TAX / FEDERAL        CASE            DATE AND TIME PETITION
                                                                  ID NUMBER            NUMBER          FILED
 1.     Enron Metals & Commodity Corp.                            13-3910153           01-16033        12/2/01 4:28 am
 2.     Enron Corp.                                               47-0255140           01-16034        12/2/01 4:56 am
 3.     Enron North America Corp.                                 76-0318139           01-16035        12/2/01 5:07 am
 4.     Enron Power Marketing, Inc.                               76-0413675           01-16036        12/2/01 5:22 am
 5.     PBOG Corp.                                                76-0698198           01-16037        12/2/01 5:32 am
 6.     Smith Street Land Company                                 76-0348670           01-16038        12/2/01 5:40 am
 7.     Enron Broadband Services, Inc.                            93-1205987           01-16039        12/2/01 5:51 am
 8.     Enron Energy Services Operations, Inc.                    76-0551327           01-16040        12/2/01 6:02 am
 9.     Enron Energy Marketing Corp.                              94-3240290           01-16041        12/2/01 6:14 am
 10.    Enron Energy Services, Inc.                               76-0551325           01-16042        12/2/01 6:23 am
 11.    Enron Energy Services, LLC                                52-2074178           01-16043        12/2/01 6:40 am
 12.    Enron Transportation Services Company                     76-0323922           01-16044        12/2/01 6:50 am
 13.    BAM Leasing Company (correct legal entity BAM Lease       76-0673771           01-16045        12/2/01 7:03 am
        Company)
 14.    ENA Asset Holdings L.P.                                   76-0629563           01-16046        12/2/01 7:13 am
 15.    Enron Gas Liquids, Inc.                                   76-0193183           01-16048        12/3/01 4:08 am
 16.    Enron Global Markets LLC                                  47-0255140(1)        01-16076        12/4/01 11:00 pm
 17.    Enron Net Works LLC                                       76-0255140(2)        01-16078        12/4/01 11:21 pm
 18.    Enron Industrial Markets LLC                              76-0255140(3)        01-16080        12/4/01 11:33 pm
 19.    Operational Energy Corp.                                  95-4168461           01-16109        12/6/01 11:19 pm
 20.    Enron Engineering & Construction Company                  76-0172740           01-16110        12/6/01 11:26 pm
 21.    Enron Engineering & Operational Services Company          52-2328736           01-16111        12/6/01 11:32 pm
 22.    Garden State Paper Company, LLC                           76-0684706(4)        01-16280        12/17/01 4:08 pm




        ---------------
        (1) Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

        (2) Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

        (3) Enron Corp.'s ID - treated as a division of its single member owner for FIT purposes

        (4) Sundance Industrial Partners, L.P.'s ID - Treated as a division of its single member owner for FIT purposes

        ENTITY                                                    TAX / FEDERAL        CASE            DATE AND TIME PETITION
                                                                  ID NUMBER            NUMBER          FILED
 23.    Palm Beach Development Company, L.L.C.                    76-0318139(5)        01-16319        12/18/01 7:18 pm
 24.    Tenant Services, Inc.                                     52-2205414           01-16428        12/20/01 11:43 pm
 25.    Enron Energy Information Solutions, Inc.                  25-1642266           01-16429        12/21/01 12:19 am
 26.    EESO Merchant Investments, Inc.                           52-2310215           01-16430        12/21/01 12:50 am
 27.    Enron Federal Solutions, Inc.                             76-0571895           01-16431        12/21/01 1:04 am
 28.    Enron Freight Markets Corp.                               36-4308789           01-16467        12/21/01 11:13 pm
 29.    Enron Broadband Services, L.P.                            93-1311605           01-16483        12/24/01 2:16 pm
 30.    Enron Energy Services North America, Inc.                 94-2331224           02-10007        01/02/02 6.45 pm
 31.    Enron LNG Marketing LLC                                   51-0406201(6)        02-10038        01/04/02 6:36 pm
 32.    Calypso Pipeline, LLC                                     76--0486649(7)       02-10059        01/07/02 9:07 pm
 33.    Enron Global LNG LLC                                      76--0486649(8)       02-10060        01/07/02 9:09 pm
 34.    Enron International Fuel Management Company               76-0616051           02-10061        01/07/02 9:16 pm
 35.    Enron Natural Gas Marketing Corp.                         76-0481290           02-10132        01/11/02 9:31 pm
 36.    ENA Upstream Company LLC                                  76-0318139(9)        02-10232        01/17/02 4:28 pm
 37.    Enron Liquid Fuels, Inc.                                  76-0387023           02-10252        01/18/02 7:30 pm
 38.    Enron LNG Shipping Company                                none(10)             02-10346        01/24/02 8:52 pm
 39.    Enron Property & Services Corp.                           76-0487744           02-10464        02/01/02 2:34 pm
 40.    Enron Capital & Trade Resources International Corp.       76-0482792           02-10613        02/11/02 7:34 pm
 41.    Enron Communications Leasing Corp.                        76-0611232           02-10632        02/12/02 5:31 pm
 42.    Enron Wind Corp.                                          77-0085374           02-10743        02/20/02 7:32 am
 43.    Enron Wind Systems, Inc.                                  95-3595766           02-10747        02/20/02 8:08 am
 44.    Enron Wind Energy Systems Corp.                           77-0086291           02-10748        02/20/02 8:40 am
 45.    Enron Wind Maintenance Corp.                              77-0397106           02-10751        02/20/02 9:21 am
 46.    Enron Wind Constructors Corp.                             77-0102514           02-10755        02/20/02 9:54 am
 47.    EREC Subsidiary I, LLC (Enron Wind Systems, LLC as        76-0514761(11)       02-10757        02/20/02 11:11 am
        of 4/19/02)
 48.    EREC Subsidiary II, LLC (Enron Wind Constructors LLC      76-0514761(11)       02-10760        02/20/02 12:21 pm
        as of 4/19/02)
 49.    EREC Subsidiary III, LLC (Enron Wind Energy Systems       76-0514761(11)       02-10761        02/20/02 1:26 pm
        LLC as of 4/19/02)
 50.    EREC Subsidiary IV, LLC (Enron Wind Maintenance LLC       76-0514761(11)       02-10764        02/20/02 2:00 pm
        as of 4/19/02)


        ---------------

        (5)  ENA's I.D. - treated as a division for FIT purposes

        (6)  Treated as a partnership for tax purposes

        (7)  same as parent Atlantic Commercial Finance Inc

        (8)  same as parent Atlantic Commercial Finance Inc

        (9)  ENA's ID - treated as a division for FIT purposes

        (10) This entity is a Cayman Islands company, and therefor, has no tax ID.

        (11) EREC's ID-treated as a division of its single member owner for FIT purposes.

        ENTITY                                                    TAX / FEDERAL        CASE            DATE AND TIME PETITION
                                                                  ID NUMBER            NUMBER          FILED
 51.    EREC Subsidiary V, LLC (Enron Wind LLC as of 4/19/02)     76-0514761(11)       02-10766        02/20/02 2:38 pm
 52.    Intratex Gas Company                                      74-1652491           02-10939        03/01/02 5:02 pm
 53.    Enron Processing Properties, Inc.                         76-0531858           02-11123        03/12/02 6:08 pm
 54.    Enron Methanol Company                                    76-0266729           02-11239        03/18/02 4:18 pm
 55.    Enron Ventures Corp.                                      76-0525820           02-11242        03/18/02 4:47 pm
 56.    Enron Mauritius Company                                   none(12)             02-11267        03/19/02 6:00 pm
 57.    Enron India Holdings Ltd.                                 none(13)             02-11268        03/19/02 6:18 pm
 58.    Offshore Power Production C.V.                            none(14)             02-11272        03/20/02 12:00 pm
 59.    The New Energy Trading Company                            76-0696361           02-11824        04/16/02 8:19 pm
 60.    EES Service Holdings, Inc.                                52-2343627           02-11884        04/18/02 5:54 pm
 61.    Enron Wind Development LLC                                76-0514751(11)       02-12104        05/01/02 7:15 pm
 62.    ZWHC LLC                                                  76-0514751(11)       02-12105        05/01/02 7:47 pm
 63.    Zond Pacific, LLC                                         76-0514751(11)       02-12106        05/01/02 8:25 pm
 64.    Enron Reserve Acquisition Corp.                           76-0323755           02-12347        05/16/02 6:01 pm
 65.    National Energy Production Corporation (EPC Estate        76-0540797           02-12398        05/20/02 1:35 pm
        Services, Inc. as of 9/18/02)
 66.    Enron Power & Industrial Construction Company             52-2267528           02-12400        05/20/02 1:49 pm
 67.    NEPCO Power Procurement Company                           52-2310299           02-12402        05/20/02 2:00 pm
 68.    NEPCO Services International, Inc.                        52-2084929           02-12403        05/20/02 2:11 pm
 69.    San Juan Gas Company, Inc.                                76-0318139(15)       02-12902        06/12/02 0:58 am
 70.    EBF LLC                                                   76-0683335(16)       02-13702        07/31/02 5:50 pm
 71.    Zond Minnesota Construction Company LLC                   52-2061866           02-13723        08/01/02 6:09 pm
 72.    Enron Fuels International, Inc.                           76-0400036           02-14046        08/19/02 6:44 pm
 73.    E Power Holdings Corp.                                    52-2209612           02-14632        09/20/02 7:37 pm
 74.    EFS Construction Management Services, Inc.                52-2329005           02-14885        10/02/02 2:34 pm
 75.    Enron Management, Inc.                                    76-0388554           02-14977        10/07/02 6:33 pm
 76.    Enron Expat Services, Inc.                                76-0324317           02-15716        11/14/02 4:41 pm
 77.    Artemis Associates, LLC                                   76-0567413           02-16441        12/23/02 6:05 pm
 78.    Clinton Energy Management Services, Inc.                  31-1162118           02-16492        12/26/02 2:46 pm


        ---------------

        (12) This entity is a Mauritius company, and therefor, has no tax ID.

        (13) This entity is a Cayman Islands company, and therefor, has no tax
             ID.

        (14) This entity is a Netherlands partnership, and therefor, has no tax ID

        (15) Puerto Rico Tax ID number

        (16) ENA's I.D. - treated as a division for FIT purposes.

        ENTITY                                                    TAX / FEDERAL        CASE            DATE AND TIME PETITION
                                                                  ID NUMBER            NUMBER          FILED
 79.    LINGTEC Constructors L.P.                                 98-0203303           03-10106        01/09/03 3:27 pm
 80.    EGS New Ventures Corp.                                    76-0397088           03-10673        02/05/03 1:58 pm
 81.    Louisiana Gas Marketing Company                           73-1099802           03-10676        02/05/03 2:57 pm
 82.    Louisiana Resources Company                               73-0966930           03-10678        02/05/03 3:46 pm
 83.    LGMI, Inc.                                                73-1422277           03-10681        02/05/03 4:28 pm
 84.    LRCI, Inc.                                                73-1422279           03-10682        02/05/03 5:09 pm
 85.    Enron Communications Group, Inc.                          91-1799114           03-11364        03/10/03 4:15 pm
 86.    EnRock Management, LLC                                    91-1952830           03-11369        03/10/03 5:25 pm
 87.    ECI-Texas, L.P.                                           91-1952832           03-11371        03/10/03 6:03 pm
 88.    EnRock, L.P.                                              91-1952833           03-11373        03/10/03 6:41 pm
 89.    ECI-Nevada Corp.                                          93-1262453           03-11374        03/10/03 7:05 pm
 90.    Enron Alligator Alley Pipeline Company                    76-0651700           03-12088        04/04/03 3:51 pm
 91.    Enron Wind Storm Lake I LLC                               76-0514751(11)       03-13151        05/16/03 4:17 pm
 92.    ECT Merchant Investments Corp.                            76-0599617           03-13154        05/16/03 4:41 pm
 93.    EnronOnline, LLC                                          76-0255140(3)        03-13155        05/16/03 5:02 pm
 94.    St. Charles Development Company, L.L.C.                   76-0318139(16)       03-13156        05/16/03 5:20 pm
 95.    Calcasieu Development Company, L.L.C.                     76-0318139(16)       03-13157        05/16/03 5:35 pm
 96.    Calvert City Power I, L.L.C.                              76-0318139(16)       03-13158        05/16/03 6:17 pm
 97.    Enron ACS, Inc.                                           76-0158608           03-13159        05/16/03 6:42 pm
 98.    LOA, Inc.                                                 76-0158609           03-13160        05/16/03 7:01 pm
 99.    Enron India LLC                                           none                 03-13234        05/19/03 7:40 pm
100.    Enron International Inc.                                  76-486649(17)        03-13235        05/19/03 8:03 pm
101.    Enron International Holdings Corp.                        76-0395191           03-13236        05/19/03 8:12 pm
102.    Enron Middle East LLC                                     76-0486649(17)       03-13237        05/19/03 8:31 pm
103.    Enron WarpSpeed Services, Inc.                            68-0378827           03-13238        05/19/03 8:43 pm
104.    Modulus Technologies, Inc.                                76-0376050           03-13239        05/19/03 8:53 pm
105.    Enron Telecommunications, Inc.                            93-1287862           03-13240        05/19/03 9:05 pm
106.    DataSystems Group, Inc.                                   76-0308086           03-13241        05/19/03 9:20 pm
107.    Risk Management & Trading Corp.                           76-0539176           03-13259        05/20/03 12:57 pm
108.    Omicron Enterprises, Inc.                                 76-0567108           03-13446        05/29/03 3:49 pm
109.    EFS I, Inc.                                               25-1754253           03-13447        05/29/03 4:10 pm
110.    EFS II, Inc.                                              23-2116617           03-13451        05/29/03 4:42 pm
111.    EFS III, Inc.                                             22-3095720           03-13453        05/29/03 5:00 pm
112.    EFS V, Inc.                                               51-0363392           03-13454        05/29/03 5:19 pm
113.    EFS VI, Inc.                                              22-3310495           03-13457        05/29/03 5:39 pm
114.    EFS VII, Inc.                                             51-0363386           03-13459        05/29/03 5:55 pm
115.    EFS IX, Inc.                                              51-0363385           03-13460        05/29/03 6:41 pm
116.    EFS X, Inc.                                               54-1692585           03-13461        05/29/03 6:59 pm
117.    EFS XI, Inc.                                              54-1579059           03-13462        05/29/03 7:31 pm
118.    EFS XII, Inc.                                             54-1868064           03-13463        05/29/03 7:47 pm


        ---------------

        (17) ACFI's ID - treated as a division of its single member owner for FIT purposes.

        ENTITY                                                    TAX / FEDERAL        CASE            DATE AND TIME PETITION
                                                                  ID NUMBER            NUMBER          FILED
119.    EFS XV, Inc.                                              25-1644666           03-13465        05/29/03 8:00 pm
120.    EFS XVII, Inc.                                            51-0363387           03-13467        05/29/03 8:17 pm
121.    Jovinole Associates                                       25-1478670           03-13468        05/29/03 8:47 pm
122.    EFS Holdings, Inc.                                        25-1541640           03-13469        05/29/03 8:56 pm
123.    Enron Operations Services Corp.                           76-0402581           03-13489        05/30/03 1:17 pm
124.    Green Power Partners I LLC                                76-0514751(11)       03-13500        05/30/03 3:12 pm
125.    TLS Investors, L.L.C.                                     76-0599617(18)       03-13502        05/30/03 3:39 pm
126.    ECT Securities Limited Partnership                        76-0577980           03-13644        06/05/03 6:52 pm
127.    ECT Securities LP Corp.                                   84-1470756           03-13647        06/05/03 7:05 pm
128.    ECT Securities GP Corp.                                   76-0577979           03-13649        06/05/03 7:21 pm
129.    KUCC Cleburne, LLC                                        76-0318139(16)       03-13862        06/13/03 4:51 pm
130.    Enron International Asset Management Corp.                76-0515860           03-13877        06/13/03 8:00 pm
131.    Enron Brazil Power Holdings XI Ltd.                       98-0214759           03-13878        06/13/03 8:22 pm
132.    Enron Holding Company L.L.C.                              76-0456367           03-13879        06/13/03 8:32 pm
133.    Enron Development Management Ltd.                         none                 03-13880        06/13/03 8:44 pm
134.    Enron International Korea Holdings Corp.                  76-0602854           03-13881        06/13/03 8:54 pm
135.    Enron Caribe VI Holdings Ltd.                             98-0197192           03-13882        06/13/03 9:42 pm
136.    Enron International Asia Corp.                            76-0493058           03-13883        06/13/03 9:52 pm
137.    Enron Brazil Power Investments XI Ltd.                    98-0214761           03-13884        06/13/03 10:04 pm
138.    Paulista Electrical Distribution, L.L.C.                  52-2158993           03-13885        06/13/03 10:14 pm
139.    Enron Pipeline Construction Services Company              47-0624174           03-13915        06/16/03  4:48 pm
140.    Enron Pipeline Services Company                           76-0656639           03-13918        06/16/03  5:07 pm
141.    Enron Trailblazer Pipeline Company                        47-0624170           03-13919        06/16/03  5:22 pm
142.    Enron Liquid Services Corp.                               76-0474342           03-13920        06/16/03  5:34 pm
143.    Enron Machine and Mechanical Services, Inc.               76-0588663           03-13926        06/16/03  5:49 pm
144.    Enron Commercial Finance Ltd.                             none                 03-13930        06/16/03  6:11 pm
145.    Enron Permian Gathering Inc.                              76-0449256           03-13949        06/17/03  3:10 pm
146.    Transwestern Gathering Company                            76-0452510           03-13950        06/17/03  3:25 pm
147.    Enron Gathering Company                                   76-0452510           03-13952        06/17/03  3:39 pm
148.    EGP Fuels Company                                         76-0387024           03-13953        06/17/03  3:56 pm
149.    Enron Asset Management Resources, Inc.                    76-0659667           03-13957        06/17/03  4:18 pm
150.    Enron Brazil Power Holdings I Ltd.                        98-0171153           3-14053         06/20/03  3:57 pm
151.    Enron do Brazil Holdings Ltd.                             98-0202613           03-14054        06/20/03  4:12 pm
152.    Enron Wind Storm Lake II LLC                              77-0397105           03-14065        06/20/03  6:45 pm
153.    Enron Renewable Energy Corp.                              76-0514751           03-14067        06/20/03  7:00 pm
154.    Enron Acquisition III Corp.                               76-0545239           03-14068        06/20/03  7:14 pm
155.    Enron Wind Lake Benton LLC                                95-4654975           03-14069        06/20/03  7:29 pm


        ---------------

        (18) ECTMI's ID - treated as a division for FIT purposes.

        ENTITY                                                    TAX / FEDERAL        CASE            DATE AND TIME PETITION
                                                                  ID NUMBER            NUMBER          FILED

156.    Superior Construction Company                             52-2086470           03-14070        06/20/03  7:41 pm
157.    EFS IV, Inc.                                              22-3091119           03-14126        06/20/03  4:57 pm
158.    EFS VIII, Inc.                                            25-1013720           03-14130        06/23/03  5:29 pm
159.    EFS XIII, Inc.                                            59-0711627           03-14131        06/23/03  6:14 pm
160.    Enron Credit Inc.                                         51-0407930           03-14175        06/25/03  7:38 pm
161.    Enron Power Corp.                                         76-0275808           03-14176        06/25/03  7:58 pm
162.    Richmond Power Enterprise, L.P.                           76-0545245           03-14177        06/25/03  8:06 pm
163.    ECT Strategic Value Corp.                                 47-0681394           03-14178        06/25/03  8:18 pm
164.    Enron Development Funding Ltd.                            none                 03-14185        06/26/03  1:42 pm
165.    Atlantic Commercial Finance Inc.                          76-0486649           03-14223        06/27/03  7:08 pm
166.    The Protane Corporation                                   34-0791662           03-14224        06/27/03  7:20 pm
167.    Enron Asia Pacific / Africa / China LLC                   none                 03-14225        06/27/03  7:33 pm
168.    Enron Development Corp.                                   76-0366259           03-14226        06/27/03  7:44 pm
169.    ET Power 3 LLC                                            none                 03-14227        06/27/03  7:55 pm
170.    Nowa Sarzyna Holding B.V.                                 98-0218799           03-14228        06/27/03  8:11 pm
171.    Enron South America LLC                                   none                 03-14229        06/27/03  8:21 pm
172.    Enron Global Power & Pipelines LLC                        76-0456366           03-14230        06/27/03 8:32 pm
173.    Portland General Holdings, Inc.                           93-0925597           03-14231        06/27/03  8:45 pm
174.    Portland Transition Company, Inc.                         91-1824218           03-14232        06/27/03  9:12 pm
175.    Cabazon Power Partners LLC                                77-0529370           03-14539        07/17/03 5:44 pm
176.    Cabazon Holdings LLC                                      none                 03-14540        07/17/03 6:19 pm
177.    Enron Caribbean Basin LLC                                 82-0561983           03-14862        07/31/03 3:25 pm
178.    Victory Garden Power Partners I LLC                       52-2235734           03-14871        07/31/03 6:00 pm
179.    Oswego Cogen Company, LLC                                 none                 03-16566        10/20/03 6:58 pm
180.    Enron Equipment Procurement Company                       76-0452511           03-16882        10/31/03 10:56 am



             APPENDIX C: ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

APPENDIX C: ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

A. INTRODUCTION

                  The schedules set forth below reflect the estimated assets and claims of each of the Debtors, as well as the estimated Creditor recoveries under the Plan. Among other things, this information is provided to facilitate parties in interest in their analysis and understanding of (i) the Debtors' estates, (ii) the global compromise incorporated into the Plan, and (iii) the distributions proposed to be made pursuant to the Plan. The estimates and the underlying projections and assumptions are highly speculative and based upon information available at the time that this analysis was prepared. ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE REFLECTED HEREIN. Further, the summary information reflected herein is qualified in its entirety by reference to the full text of the Plan and Disclosure Statement.

                  More specifically, the schedules were derived from the Blackstone Model, which is a complex and customized software program utilized to synthesize estimates and projections regarding assets and liabilities, as well as to calculate Creditor recoveries under the Plan depending upon numerous variables and assumptions. The Blackstone Model was used to generate the schedules and to summarize therein, on a Debtor-by-Debtor basis, the estimated value of assets held by each Debtor, estimated Allowed Claims asserted against each Debtor, and the estimated Creditor recoveries under the Plan. Refer to
Section I.D., "Assets, Claims and Distributions" for additional information on the Blackstone Model.

                  In addition, the Enron Board appointed a Disclosure Statement committee whose responsibilities included internal due diligence of the Disclosure Statement including Appendix C. The disclosure statement committee appointed a due diligence team from the ENE accounting and control organization. The diligence team confirmed data inputs to the Blackstone model, including asset values, claims, and operating and administrative costs, and that the subsequent data outputs are correctly disclosed in this Disclosure Statement.

B. VARIANCE

                  The Debtors have prepared the projections incorporated into the schedules based on certain assumptions that they believe are reasonable under the circumstances. These assumptions are described below. The projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or any ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED WILL VARY FROM THE FORECASTS, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial projections.

                  If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the stock in PGE, CrossCountry and Prisma to be distributed to Creditors) set forth herein ultimately vary significantly from actual results, then actual Creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors, the actual results may vary significantly. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for additional information.

                  a. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, (i) poor market conditions, and (ii) the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

                  b. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

                  c. OPERATING ENTITIES GENERALLY. Estimates of value do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plans, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

                  The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in the analysis does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

                  d. PGE. The valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. However, PGE operates in a heavily regulated industry. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company," for further discussion on these and other risks attendant with PGE and the electric utility industry.

                  e. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquiries, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. Refer to
Section XIV., "Risk Factors and Other Factors to be Considered," as well as
Section IX., "Cross Country Energy Corp.," for further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry.

                  f. PRISMA. The valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section X., "Prisma Energy International Inc.," for further discussion on these and other risks attendant with Prisma and the industries in which it is involved.

C. ASSUMPTIONS.

                  The following are the significant assumptions and limiting conditions utilized in preparation of the estimates:

         1. Under the global compromise embodied in the Plan, except with respect to the Portland Debtors and as modified with respect to guaranty claims, subject to the satisfaction of certain conditions contained in the Plan regarding acceptance of the Plan, distributions of Plan Currency are calculated based upon 70% of the recovery that Allowed General Unsecured Claims would receive on a separate Debtor-by-Debtor basis (i.e., on a stand-alone basis) and 30% of the recovery Allowed General Unsecured Claims would receive if all of the Debtors, other than the Portland Debtors, were substantively consolidated (i.e., on a substantive consolidation basis). Assuming the holders of allowed claims in a class of guaranty claims affirmatively vote on the Plan such that the class would be deemed to accept the Plan in accordance with section 1126 of the Bankruptcy Code, for purposes of the 30% or substantive consolidation scenario, claims against Debtors for guaranties of the liabilities of other Debtors are calculated assuming that 50% of each guaranty Claim were allowed. The Portland Debtors are excluded from the 30/70 compromise incorporated into the Plan and, thus, neither their assets nor their claims are included in the calculation of claims using the 30/70 formula. Refer to Section I.B.2., "Global Compromise Embodied in the Plan," for additional information regarding the global compromise.

         2. Under the global compromise, except with respect to the Portland Debtors, Debtors holding Allowed Intercompany Claims (i.e., accounts and notes owed by one Debtor to another Debtor) will receive 70% of the distribution such Debtor would receive if the Debtors were not substantively consolidated. As the 30% scenario is based on the hypothetical substantive consolidation of all Debtors, no distribution is made on Intercompany Claims, other than with respect to the Portland Debtors, under this scenario. All other potential inter-Debtor remedies, such as the potential disallowance, subordination, or re-characterization of Intercompany Claims, and certain affirmative claims or causes of action against any other Debtor, will be waived. These waivers were negotiated as an integral part of the global compromise in order to ensure that the efficient resolution of these Chapter 11 Cases would not be jeopardized by ongoing inter-estate disputes. These waivers will not affect, however, the Debtors' ability to pursue third parties (including non-Debtor affiliates) on any claims, causes of action, or challenges available to any of the Debtors in the absence of substantive consolidation. Refer to
                  Section I.B.2.c., "Intercompany Claims," for additional information regarding the global compromise as it relates to intercompany claims.

         3. As noted above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. For illustrative purposes and to facilitate parties in interest in their analysis and understanding of the Debtors' estates and the global compromise, the schedules set forth below reflect assets, claims and value allocations calculated assuming various substantive consolidation scenarios.

                  Specifically, Appendix C-I details the assets, claims and value allocations for each of the 180 Debtors on a stand-alone basis if there were no substantive consolidation. Appendix C-II reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were 100% substantively consolidated, all classes of guaranty claims accept the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims were recognized. Appendix C-III shows 100% substantive consolidation of all of the Debtors (other than the Portland Debtors) assuming that no class of guaranty claims votes to accept the Plan and all classes of guaranty claims are deemed to reject the Plan in accordance with section 1126 of the Bankruptcy Code and the compromise on guaranty claims is not recognized.

         4. Third-party recoveries under the Plan's 30/70 global compromise can be calculated by multiplying the distributions in Appendix C-I by 70% and adding to such amount the distributions in Schedule C-II multiplied by 30%.

         5. Appendix C-I includes a chart at the top of each schedule comparing the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims to both (a) the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated, all classes of guaranty claims accept the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims is recognized and (b) the estimated recovery percentages in the event that none of the Debtors is substantively consolidated.

         6. In the Modified Substantive Consolidation Scenario, the consolidated Debtors have a number of payables to non-Debtor affiliates. In Appendix C-II these amounts are reflected on the line captioned "Intercompany Payables Pre-Petition." In many such instances, some or all of the value that the consolidated Debtors distribute will return to the consolidated estate through intercompany equity or debt interests. As a result, the amounts reflected as "Debtors' Assets" and "Claims Against and Equity in Debtors" in Appendix C-II are "grossed up" by the distribution and recovery of such amounts. Such amounts reflect the redistribution of value throughout the Debtors' capital structure, but are not new value available for third party creditors.

         7. On each of the schedules, the column for "Face" represents the full face amount of claims against the Debtor, including intercompany claims. Refer to Appendix N for more information regarding intercompany value flow analysis in the stand-alone scenario.

         8. On Appendix C-I, the column for "Stand-Alone Value" represents the amount the Debtor would pay on those claims if there were no substantive consolidation.

         9. On Appendix C-II, the column for "Mod. SubCon Value" represents the amount Debtors would pay on those claims if all Debtors (excluding the Portland Debtors) were substantively consolidated, all classes of guaranty claims accept the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims were recognized.

         10. On Appendix C-III, the column for "Appendix C-III Value" represents the amount Debtors would pay on those claims if all Debtors (excluding the Portland Debtors) were substantively consolidated, no class of guaranty claims voted to accept the Plan and all classes of guaranty claims were deemed to reject the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims were not recognized.

         11. On Appendix C-I, all intercompany claims are reflected at the full estimated amount and are assumed to be pari passu with third party general unsecured claims except where otherwise specified by applicable transaction documents.

         12. On Appendices C-II and C-III, where intercompany claims existed between substantively consolidated Debtors, such claims were assumed to be eliminated as a result of the substantive consolidation. Further, in Appendices C-II and C-III, where there existed both prepetition receivables and prepetition payables between a single non-substantively consolidated affiliate and two or more consolidated Debtors, such receivables and payables are presented on a net basis with the consolidated Debtors as a whole.

         13. On Appendix C-I, it is assumed that Allowed Guaranty Claims are treated pari passu with other third party general unsecured claims of Enron Corp.

         14. On Appendix C-II, it is assumed that each class has voted to accept the Plan and thus is entitled to payment under the global compromise of 50% of each Allowed Guaranty Claim.

         15. An additional feature of the global compromise is the waiver and release of intercompany causes of action between Debtors. Accordingly, Appendices C-II and C-III do not reflect these causes of actions (if any) held by one Debtor against one or more of the other Debtors.

         16. The stand-alone figures on Appendix C-I reflect the settlement of issues regarding the ownership of certain assets by ENE and ENA.

         17. Estimated recoveries are set forth below for different classifications and types of claims. As noted elsewhere, the estimated assets do not include any recovery on pending or anticipated litigation. Consistent with this approach, the amounts reflected assume the right of setoff for prepetition mutual debts between counterparties or intercompany accounts. In cases where master netting agreements existed addressing setoff rights, the amounts reflect the impact of those agreements. This is done for presentation purposes only. The Debtors reserve all rights to challenge the enforceability and effectiveness of such agreements. If Debtors are successful in any litigation challenging such agreements, this could have a material impact on actual amounts recovered. To the extent that an individual Creditor is entitled to satisfy all or a portion of such Creditors' Claim through any additional setoff, offset or recoupment approved by the Court, such Creditor's recovery may be higher than reflected herein.

         18. Except with respect to the Portland Debtors, the Plan General Unsecured Recovery Percentage set forth in Appendices C-I through C-III is the weighted average of recoveries based on the global compromise (i.e., 70% of the unsecured recovery percentage calculated for each Debtor on a stand-alone basis and 30% of the unsecured recovery percentage calculated on a basis of the Debtors being substantively consolidated). In the stand-alone scenario in Appendix C-I, Estimated Administrative Costs were calculated by charging the administratively solvent Debtors for the unfunded overhead and professional fees otherwise allocable to the administratively insolvent Debtors.

         19. In conjunction with formulating the Plan, Blackstone and the Debtors derived the valuations set forth in the Disclosure Statement for PGE, CrossCountry and Prisma. There can be no assurance that the stock of CrossCountry or Prisma will trade at the value estimated or that the stock of PGE will sell for (if sold) or trade at (if distributed) the values reflected. However, distributions will be calculated and made under the Plan as though the values assigned herein are the actual values of the underlying assets. Refer to Section VIII.B., "Historical Financials, Projections and Valuation," Section IX.C., "Historical Financials, Projections and Valuation,"
                  Section X., "Prisma Energy International Inc.," and Section XIV., "Risk Factors and Other Factors to be Considered" for additional information regarding the valuations.

         20. The value of other assets, excluding receivables from Debtor and non-Debtor affiliates and investments in subsidiaries, is based upon a combination of (a) offers received from third parties and (b) internal valuations. Internal valuations are based upon discounted cash flow and comparable company analyses and utilize operating projections developed by the Debtors, their Affiliates, and their advisors. These internal valuations have been compared against offers received from third parties, if available. Discount rates and other assumptions pertaining to the valuation methodologies were developed by the Debtors, their Affiliates, and their advisors. Assets are included as such for particular Debtors based solely on the books and records of the Debtors and their Affiliates, unless otherwise modified by order of the Bankruptcy Court or the Plan. Certain assets reflected on the books and records of Debtors and their Affiliates are subject to significant uncertainty and, potentially, litigation, and recoveries may change dramatically depending on the resolution of such issues. Actual distributions under the Plan will be made based upon the values actually realized from the liquidation of assets owned by the applicable Debtor and not the values currently reflected herein.

         21. For purposes of Appendix C, "Directly Held Trading Book Assets" were estimated using book values that are based upon accounts receivable and accounts payable records for liquidated positions. Book value also includes, if applicable, contract termination values relating to forward ("mark-to-market") positions. These book values have been adjusted for various recovery risks, when applicable. The potential recovery risks include, but are not limited to, asserted setoffs, counterparty credit risk, litigation/documentation risk, and historical collection experience.

         22. Intercompany account balances are derived from the Debtors' Schedules of Assets and Liabilities and the books and records of the Debtors and their affiliates, as both may be updated or amended from time to time. Additionally, the results are based on certain assumptions associated with the Tax Sharing Agreement, based upon the present status of negotiations with the IRS in respect of its tax claim. Should such assumptions change, there may be an impact to certain Debtors, but the Debtors do not believe such changes will be material. The Debtors and their non-Debtor affiliates continue to review these balances and the amounts reflected in these schedules are subject to change.

         23. Amounts realized from intercompany receivables are estimated by the Blackstone Model and are based upon the estimated assets, liabilities and claims of the obligated affiliate.

         24. In connection with determination of Creditor recoveries under the Plan, accounts receivable and accounts payable balances between the Enron Companies were first segregated into prepetition balances. For intercompany balances between two Debtors, the Petition Date of the Debtor with the payable was used to determine the prepetition or postpetition nature of the debt. Additionally, certain adjustments to the prepetition balances were made for taxes for tax years 2000 and 2001. The postpetition intercompany activity does not include amounts related to taxes. Intercompany account balances also do not reflect any estimates of potential rejection damage claims for non-trading contracts that may result if a Debtor rejects an executory contract or unexpired lease with another Debtor or Enron Company. The adjusted prepetition balances were then compared to amounts originally filed in each Debtor's Schedules. Any changes were analyzed to ensure the accuracy of the changes. The postpetition activity was reviewed for reasonableness and detailed reconciliations were performed on key balances.

         25. The value of investments in subsidiaries is estimated based upon the estimated values of the assets and liabilities of those subsidiaries and the Debtors' corresponding ownership records.

         26. The value of assets excludes any value that may be realized from the Litigation Trust, the Special Litigation Trust or from any avoidance actions commenced by the Debtors. Any value that may be realized from these litigation trusts or avoidance actions may be material, but highly speculative, and thus predictions regarding these amounts are not included.

         27. Administrative Claims include estimated costs and expenses associated with preserving the Debtors' estates and operating the Debtors' businesses. In some instances, creditors or other parties in interest have alleged significant potential Administrative Expense Claims. Examples include an alleged Administrative Expense Claim in excess of $100 million asserted by Citrus Trading against ENA and an alleged Administrative Expense Claim in the approximate amount of $168 million asserted against BAM by Oaktree Capital Management, LLC and others on behalf of ENA Asset Holdings. The Debtors reserve their rights with respect to these alleged Claims which are not reflected in the estimates included on this Appendix C. It should be noted that, in connection with determination of Allowed Administrative Expense Claims, it is anticipated that the Confirmation Order will establish a deadline or bar date for creditors and parties in interest to assert Administrative Expense Claims against one or more of the Debtors. The Confirmation Order will also establish the procedures for filing, resolving and reserving for such Administrative Expense Claims.

         28. Administrative Claims also include estimated costs to complete the bankruptcy process and to liquidate the Debtors' assets. These costs have been allocated to the Debtors using the methodology in the Overhead Allocation Formula Order as a guideline. It is very likely a different methodology will be utilized after the Confirmation Date, which may change the allocation of these costs among the Debtors.

         29. Claims have been estimated by using a combination of the Enron Companies' books and records, scheduled claims, filed claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Creditor recoveries.

         30. Amounts shown for Claims reflect the Debtors' best estimates, including estimates pertaining to unliquidated Claims. These estimates may be lower than filed Claim amounts in instances where the Debtors' analysis indicated that the filed Claim exceeded what is permissible under the applicable documents.

         31. Amounts shown for Claims do not make any assumption of benefits that may inure to the estate from affirmative litigation recoveries or disallowance of claims.

         32. All Claims listed are prepetition claims, except for Administrative Claims and postpetition Intercompany Payables noted on the schedules.

         33. All trading contracts between or among two or more Debtors or between or among Debtor and non-Debtor Affiliates (non-Debtors that are directly or indirectly 100% owned by one or more Debtors) are assumed to have been rejected and valued at the Initial Petition Date.

         34. Recoveries to third-party unsecured creditors of Wind do not reflect the amounts they are anticipated to recover from the funds set aside in accordance with the Wind Reserve Fund Order.

         35. On the schedules below, the line item entitled "SPE Obligations" represents all known direct potential claims against Debtors arising out of the Debtors' financing transactions involving SPEs, as described in the Disclosure Statement. Refer to Section III.F for additional information regarding these transactions. This line item includes, but is not limited to, obligations under total return swaps and share settlement agreements, but excludes guarantee agreements entered into by one Debtor for the benefit of creditors of another Debtor (such amounts are included in the "Guarantee Obligations" line). The schedules do not assume that Debtors will succeed in recovering any assets associated with the SPEs, nor do they assume any settlements that may be negotiated and approved by the Court in the future. The Debtors reserve their rights in both of these regards. However, due to the nature of certain SPE financing transactions, amounts distributed on "SPE Obligations" may return to the Debtors through intercompany equity or debt interests. In these instances the assets liabilities of the Debtors have been "grossed up" to reflect the distribution and recovery of such amounts

         36. The line item entitled "Guarantee Obligations" includes only those unsecured claims, other than an intercompany claim, against a Debtor arising from or relating to an agreement by such Debtor to guarantee or otherwise satisfy the obligations of another Debtor. Not included in this line item are guarantees issued by a Debtor for the benefit of creditors of a non-Debtor or intercompany guaranties issued by a Debtor to an affiliate to guaranty the obligations of another affiliate. With this limitation, the line item "Guarantee Obligations" includes all items denominated "guarantees," including guarantees of total return swaps, guarantees of share settlement agreements, as well as guarantees of claims arising under the financing transactions.

         37. The line item entitled, "Trading Liabilities" reflects liabilities resulting from wholesale and retail commodities contracts.

         38. The line item entitled, "Other Liabilities" includes employee claims, lease-rejection claims, non-lease contract damage claims, and litigation reserves.

         39. The "Subordinated Claims" line item includes those claims against Debtors that are contractually subordinated. This line item includes claims subordinated to the benefit of senior indebtedness (or similar such terms as defined in applicable transaction documents), but not claims subordinate to all unsecured claimants and ranking pari passu with common or preferred equity. Any value shown on this line will ultimately inure to the beneficiaries of the subordination agreements, not to the subordinated creditors themselves. The schedules do not give effect to any subordination under section 510(b) of the Bankruptcy Code, or to any equitable subordination litigation under section 510(c) of the Bankruptcy Code that has already been brought or may be brought in the future by the Debtors or other creditors. Refer to Appendix Q, "Subordinated Claims," for additional information on subordinated claims.

         40. For additional information, refer to the Debtors' Schedules of Assets and Liabilities, which are available at http://www.enron.com/corp/chapter11/, and to Claims filed against the Debtors, which are available for viewing at http://www.bsillc.com. Asset values reflected in the Schedules are based upon the books of the Debtors and do not reflect the fair market value of the assets.

         41. Amounts of Claims shown on the Debtors' Schedules of Assets may appear higher than the amounts reflected on Appendix C-I because the Debtors' Schedules reflect the full face amount of intercompany claims.

         42. The Debtors, as well as their nondebtor affiliates, had numerous intercompany contracts, including, but not limited to, trading contracts, operations and maintenance agreements, and Tax Sharing Agreements. To the extent any of these contracts are rejected, the rejection or the resulting rejection damages claim could have a material impact on either party to the contract. In conjunction with confirmation, the Debtors intend to file a schedule of stipulated rejection damages arising from the Debtors' rejection of intercompany trading contracts and other intercompany contracts, including contracts between two Debtors or between a Debtor and any wholly owned affiliate.

D. SCHEDULES OF ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

APPENDIX C-I

ARTEMIS ASSOCIATES, L.L.C.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     17.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                              17.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a                  0.0
Directly Held Assets to be Liquidated                n.a                  0.0
Interests in PGE to be Liquidated                    n.a                   --
Directly Held Assets Transferred
  to CrossCountry                                    n.a                   --
Directly Held Assets Transferred
  to Prisma                                          n.a                   --
Directly Held Trading Book Assets                    n.a                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS Holdings, Inc.                                 892.0                162.7
EFS I, Inc (f/k/a Limbach Facility
  Services, Inc.)                                    0.6                  0.4
EFS XII, Inc. (f/k/a MEP Services, Inc.)             1.3                  0.1
EFS IV, Inc. (f/k/a Williard, Inc.)                  0.1                  0.0
Other                                               14.9                  0.0
                                            ------------    -----------------
  Total                                            909.0                163.2

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                       94.4                 15.3
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             94.4                 15.3

Equity / Preferred Equity Interests
  in Affiliates
Enron Facility Services, Inc.                        n.a                   --
                                                     n.a                   --
                                                     n.a                   --
Other                                                n.a                   --
                                                     n.a                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           178.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  2.8                  2.8
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               3.1                  3.1

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                    7.5                  1.3

Intercompany Payables Pre Petition
Enron Corp.                                        998.3                171.5
Enron Energy Services Operations, Inc.               9.5                  1.6
Enron Net Works LLC                                  3.1                  0.5
Enron Property & Services Corp.                      2.0                  0.4
Other Debtors                                        0.4                  0.1
Transportation Trading Services Company              0.0                  0.0
Enron Transition Company, Inc.                       0.0                  0.0
EES Property Services, Inc.                          0.0                  0.0
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                    1,013.3                174.1
                                            ------------    -----------------
Total General Unsecured                          1,020.8                175.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          1,024.0                178.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  1,024.0                178.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ATLANTIC COMMERCIAL FINANCE, INC.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     13.6%
PLAN GUARANTEE                                                             10.7%
Stand-alone General Unsecured                                              11.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                       0.5                  0.5

Intercompany Pre Petition Receivables
  from Debtors
Enron South America LLC                            144.2                 41.3
Enron Asia Pacific/Africa/China LLC                 11.4                  4.5
Enron Global LNG LLC                                 1.5                  1.5
Enron Caribbean Basin LLC                            6.9                  1.0
Other                                                6.8                  1.0
                                            ------------    -----------------
  Total                                            170.8                 49.3

Intercompany Receivables from
  Non-Debtors
Enron Power Holdings C.V.                           11.6                 11.6
Enron Equity Corp.                                   3.2                  3.2
Enron EPI Inc.                                       1.7                  1.7
Enron Europe Operations (Advisor)
  Limited                                            1.0                  1.0
Other                                               35.4                  3.9
                                            ------------    -----------------
  Total                                             53.0                 21.4

Equity / Preferred Equity Interests
  in Affiliates
Enron EPI Inc.                                      n.a.                111.6
Enron Global LNG LLC                                n.a.                 43.6
ET Power 1 LLC                                      n.a.                 34.9
LFT Power III, L.L.C.                               n.a.                  9.2
Other                                               n.a.                  2.5
                                                            -----------------
  Total                                                                 201.9
                                                            -----------------
Total Allocated - Stand-Alone                                           273.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                      0.0                  0.0
Guarantee Obligations                                0.0                  0.0
Trade & A/P Liabilities                              0.1                  0.0
Other Liabilities                                    0.4                  0.0

Intercompany Payables Pre Petition
Enron Corp.                                      2,398.4                269.3
Enron India LLC                                     23.7                  2.7
The Protane Corporation                              1.5                  0.2
Enron Engineering & Construction Company             0.1                  0.0
Other Debtors                                        0.2                  0.0
El Puerto Rico Operations Inc.                       1.3                  0.1
Enron International Development
  Services, Inc.                                     1.2                  0.1
Enron Guatemala Holdings Ltd.                        0.7                  0.1
Enron Panama Management Services L.L.C.              0.5                  0.1
Other Non-Debtors                                    0.9                  0.1
                                            ------------    -----------------
  Total Intercompany Payables                    2,428.4                272.7
                                            ------------    -----------------
Total General Unsecured                          2,428.9                272.7


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          2,429.2                273.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  2,429.2                273.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

BAM LEASE COMPANY
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                            ------------    -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         87.7                 14.4
Enron North America Corp.                           12.1                  2.4
Enron Corp.                                          1.3                  0.2
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            101.0                 17.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Kingfisher I LLC                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            17.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               38.8                 15.4
Secured Claims                                       0.0                  0.0
Priority Claims                                      0.9                   --
Intercompany Payables Post Petition                  4.1                  1.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              43.8                 17.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                    276.3                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.3                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
ENA Asset Holdings L.P.                            258.0                   --
ENA Asset Holdings L.P.                            172.0                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      430.0                   --
                                            ------------    -----------------
Total General Unsecured                            707.6                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            751.4                 17.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    751.4                 17.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

CABAZON HOLDINGS LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.2

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                                      --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Cabazon Power Partners LLC                           n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.1
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.4                  0.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.7                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.7                  0.2


Equity                                              n.a.                   --
                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.7                  0.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

CABAZON POWER PARTNERS LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --

  Total Directly Held Assets                                               --
                                                            -----------------
Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary I, LLC (f/k/a Enron
  Wind Systems, Inc.)                                0.2                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.1

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                      28.1                  0.1
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.1                   --
                                            ------------    -----------------
  Total Administrative, Secured &
    Priority                                        28.4                  0.1

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)      0.8                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.8                   --
                                            ------------    -----------------
Total General Unsecured                              0.8                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             29.2                  0.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     29.2                  0.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

CALCASIEU DEVELOPMENT COMPANY, L.L.C.
-------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.1                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                              0.1                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.3                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.3                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

CALVERT CITY POWER I, L.L.C.
----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                          0.7                   --
Enron North America Corp.                            0.2                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.8                   --
                                            ------------    -----------------
Total General Unsecured                              0.8                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.0                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.0                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

CALYPSO PIPELINE LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       4.9                  4.8

Intercompany Pre Petition Receivables
  from Debtors
Enron Global LNG LLC                                 0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
Hawksbill Creek LNG, Ltd.                            0.1                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.1                  0.1

Equity/Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             4.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.1                  1.1
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Global Markets LLC                             1.7                  1.7
Atlantic Commercial Finance, Inc.                    0.8                  0.8
Enron Corp.                                          0.3                  0.3
Enron Operations Services Corp. (ETS)                0.2                  0.2
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        3.0                  3.0
                                            ------------    -----------------
Total General Unsecured                              4.0                  4.0

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              4.4                  4.4

Equity                                              n.a.                  0.4

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      4.4                  4.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

CLINTON ENERGY MANAGEMENT SERVICES, INC.
----------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     20.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              21.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                13.6
Directly Held Assets to be Liquidated                n.a.                 0.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                 4.6
                                                            -----------------
  Total Directly Held Assets                                             18.4

Intercompany Post Petition Receivables
  from Debtors                                       1.1                  1.1

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services, LLC                          82.6                 19.9
Enron Corp.                                         84.3                 13.8
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            167.0                 33.8

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            53.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.7                  0.7
Secured Claims                                       0.4                  0.4
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                  4.8                  4.8
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               6.0                  6.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              2.0                  0.4
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.             190.0                 40.7
Enron North America Corp.                           15.8                  3.4
Enron Energy Services, Inc.                          7.3                  1.6
Risk Management & Trading Corp.                      4.7                  1.0
Other Debtors                                        0.0                  0.0
EES Property Services, Inc.                          0.7                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      218.5                 46.8
                                            ------------    -----------------
Total General Unsecured                            220.5                 47.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            226.5                 53.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    226.5                 53.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

DATASYSTEMS GROUP INC.
----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                       4.8                   --
Enron Corp.                                          3.8                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Administrative Services Corp.                  0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        8.6                   --
                                            ------------    -----------------
Total General Unsecured                              8.6                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              8.8                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      8.8                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

E POWER HOLDINGS CORP.
----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     46.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              58.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 1.8
Directly Held Assets to be Liquidated                n.a.                 0.1
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              1.8

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         43.1                  7.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             43.1                  7.1

Intercompany Receivables from
  Non-Debtors
Enron Nippon Holdings LLC                            0.3                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.0

Equity / Preferred Equity Interests
  in Affiliates
E Power Wheeling Services Ltd.                       n.a.                  --
E Power Nippon Holdings Ltd.                         n.a.                  --
E Power Corporation                                  n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             8.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.1
Other Liabilities                                    1.2                  0.7

Intercompany Payables Pre Petition
Enron North America Corp.                            9.6                  5.6
Enron Asia Pacific/Africa/China LLC                  3.8                  2.2
Enron Property & Services Corp.                      0.0                  0.0
                                                      --                   --
Other Debtors                                         --                   --
E Power Nippon Holdings Ltd.                         0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       13.4                  7.8
                                            ------------    -----------------
Total General Unsecured                             14.7                  8.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             15.1                  8.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     15.1                  8.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EBF LLC
-------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  8.1
Directly Held Assets to be Liquidated               n.a.                  2.2
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             10.3

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                            0.2                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            10.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.5                  0.5
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  1.2                  1.2
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.6                  1.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.9                  0.9
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                              0.9                  0.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              2.5                  2.5

Equity                                              n.a.                  7.9

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      2.5                 10.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ECI-NEVADA CORP.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     23.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              25.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                           -------------    -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       --                    --

Intercompany Pre Petition Receivables
  from Debtors
                                                     --                    --

                                                     --                    --
                                                     --                    --
                                                     --                    --
Other                                                --                    --
                                           ------------     -----------------
  Total                                              --                    --

Intercompany Receivables from
  Non-Debtors
                                                     --                    --
                                                     --                    --
                                                     --                    --
                                                     --                    --
Other                                                --                    --
                                           ------------     -----------------
  Total                                              --                    --

Equity / Preferred Equity Interests
  in Affiliates
ECI-Texas, L.P.                                     n.a.                  1.5
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                   1.5
                                                            -----------------
Total Allocated - Stand-Alone                                             1.5
                                                            =================

                                          CLAIMS AGAINST AND EQUITY IN DEBTOR
                                          -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                          5.2                  1.3
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        5.2                  1.3
                                            ------------    -----------------
Total General Unsecured                              5.2                  1.3


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              5.4                  1.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      5.4                  1.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ECI-TEXAS, L.P.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Broadband Services, Inc.                      60.2                  5.5
Enron Corp.                                          0.3                  0.1
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             60.6                  5.6

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             5.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                       0.0                  0.0
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative, Secured & Priority           0.2                  0.2

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
EnRock, L.P.                                         3.6                  3.6
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Administrative Services Corp.                  0.2                  0.2
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        3.8                  3.8
                                            ------------    -----------------
Total General Unsecured                              3.8                  3.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              4.0                  4.0

Equity                                              n.a.                  1.5

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      4.0                  5.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ECT MERCHANT INVESTMENTS CORP.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 2.7
Directly Held Assets to be Liquidated                n.a.                 0.8
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              3.5

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                           34.3                  6.9
TLS Investors, L.L.C.                               16.5                  4.4
Enron Global Markets LLC                             3.2                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             54.0                 11.3

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  6.4                  6.4
Enron Net Works Investments, L.L.C.                  0.7                  0.3
Enron Administrative Services Corp.                  0.0                  0.0
Enron Investment Partners Co.                        0.4                  0.0
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              7.6                  6.8

Equity / Preferred Equity Interests
  in Affiliates
ECTMI Trutta Holdings LP                             n.a.                54.2
Juniper GP, LLC                                      n.a.                 0.0
Brook I LLC                                          n.a.                 0.0
Speckled LLC                                         n.a.                 0.0
Other                                                n.a.                 0.0
                                                            -----------------
  Total                                                                  54.3
                                                            -----------------
Total Allocated - Stand-Alone                                            75.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                1.0                  1.0
Secured Claims                                        --                   --
Priority Claims                                      0.1                  0.1
Intercompany Payables Post Petition                  0.1                  0.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.1                  1.1

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                      5.7                  5.7
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Enron Corp.                                         36.3                 36.3
Enron Engineering & Construction Company             0.9                  0.9
Risk Management & Trading Corp.                      0.1                  0.1
Enron Net Works LLC                                  0.0                  0.0
Other Debtors                                        0.0                  0.0
JSB Asset, L.L.C.                                   23.2                 23.2
ECT Thailand Investments, Inc.                       3.0                  3.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       63.6                 63.6
                                            ------------    -----------------
Total General Unsecured                             69.3                 69.3


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             70.4                 70.4

Equity                                              n.a.                  5.5

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     70.4                 75.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ECT SECURITIES GP CORP.
-----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                            ------------    -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
ECT Securities Limited Partnership                  n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.5                  0.0
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.5                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   25.0                   --

Intercompany Payables Pre Petition
Enron Corp.                                          0.0                   --
Enron North America Corp.                            0.0                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Administrative Services Corp.                  0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                             25.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             25.5                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     25.5                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ECT Securities Limited Partnership
----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      9.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               5.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  2.6
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                          -------------------
  Total Directly Held Assets                                              2.6

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                            0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                       ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             2.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.6                  0.6
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   37.0                  2.1

Intercompany Payables Pre Petition
Enron Corp.                                          0.0                  0.0
Enron Property & Services Corp.                      0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                  0.0
                                            ------------    -----------------
Total General Unsecured                             37.0                  2.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             37.6                  2.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     37.6                  2.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ECT SECURITIES LP CORP.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     15.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to Cross Country                                  n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
ECT Securities Limited Partnership                  n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                          0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
Enron Corp.                                         13.6                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       13.6                   --
                                            ------------    -----------------
Total General Unsecured                             13.6                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             13.8                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     13.8                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ECT STRATEGIC VALUE CORP.
-------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     12.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              10.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
JILP-L.P., Inc.                                     15.7                  3.2
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             15.7                  3.2

Equity / Preferred Equity Interests
  in Affiliates
Enron Facility Services, Inc.                       n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             3.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                         25.6                  2.6
Risk Management & Trading Corp.                      4.6                  0.5
Enron North America Corp.                            0.6                  0.1
Enron Property & Services Corp.                      0.0                  0.0
Other Debtors                                        0.0                  0.0
Enron Administrative Services Corp.                  0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       30.8                  3.1
                                            ------------    -----------------
Total General Unsecured                             30.8                  3.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             31.0                  3.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     31.0                 3.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EES SERVICE HOLDINGS, INC.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     40.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              50.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                22.4
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             22.4

Intercompany Post Petition Receivables
  from Debtors                                       0.1                  0.1

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         25.3                  4.2
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             25.3                  4.2

Intercompany Receivables from
  Non-Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Pyramid I Asset, L.L.C.                              n.a.                 0.0
ServiceCo Holdings, Inc.                             n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                            26.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               10.4                 10.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  7.5                  7.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              17.9                 17.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    2.0                  1.0

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.              15.4                  7.7
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       15.4                  7.7
                                            ------------    -----------------
Total General Unsecured                             17.4                  8.7


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             35.4                 26.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     35.4                 26.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EESO MERCHANT INVESTMENTS, INC.
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     47.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              59.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                10.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             10.2

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services Operations, Inc.               0.0                  0.0
Enron Energy Services, LLC                           0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                       ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates                                      n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                            10.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post-Petition)                0.9                  0.9
Secured Claims                                        --                   --
Priority Claims                                      0.1                  0.1
Intercompany Payables Post Petition                  0.2                  0.2
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.2                  1.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
Enron North America Corp.                           11.5                  6.8
Enron Corp.                                          3.8                  2.3
                                                      --                   --
                                                      --                   --
                                            ------------    -----------------
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       15.3                  9.0
                                            ------------    -----------------
Total General Unsecured                             15.3                  9.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             16.4                 10.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     16.4                 10.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS CONSTRUCTION MANAGEMENT SERVICES, INC.
-------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services North America, Inc.            0.3                  0.0
Artemis Associates, L.L.C.                           0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.4                  0.0

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                        1.0                  0.2
Azurix Corp.                                         0.0                  0.0
ServiceCo Corporate Services, Inc.                   0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.0                  0.2

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.6                  0.2
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.7                   --
Other Liabilities                                    0.0                   --

Intercompany Payables Pre Petition
Enron Corp.                                          3.4                   --
EFS Holdings, Inc.                                   1.4                   --
Enron Energy Services Operations, Inc.               0.1                   --
Enron Energy Services, Inc.                          0.1                   --
Other Debtors                                        0.0                   --
EES Property Services, Inc.                          0.2                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        5.4                   --
                                            ------------    -----------------
Total General Unsecured                              6.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              6.7                  0.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                      6.7                  0.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS HOLDINGS, INC.
------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     18.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              18.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.6
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.6

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS VIII, Inc. (f/k/a Limbach Company)              25.9                 13.7
EFS IX, Inc. (f/k/a Limbach Compa
                                                     9.5                  9.5
EFS XVII, Inc. (f/k/a Harper
  Mechanical Corporation In                          1.6                  1.6
EFS XIII, Inc. (f/k/a Harper
  Mechanical Corporation)                            0.9                  0.9
Other                                                4.7                  0.4
                                            ------------    -----------------
  Total                                             42.5                 26.1

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                      819.3                133.1
EFS Corporate Services, Inc.                        49.2                  7.4
Enron Facility Services, Inc.                        0.6                  0.1
Affiliated Building Services, Inc.                   1.1                  0.1
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            870.2                140.7

Equity/Preferred Equity Interests
  in Affiliates
EFS Service Holdings, Inc.                          n.a.                   --
EFS Corporate Services, Inc.                        n.a.                   --
EFS I, Inc (f/k/a Limbach Facility
  Services, Inc.)                                   n.a.                   --
EFS Construction Management Services,
  Inc.                                              n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           167.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.6                  0.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.8                  0.8

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                         892.0                162.7
EFS I, Inc. (f/k/a Limbach Facility
  Services, Inc.)                                   21.8                  4.0
EFS X, Inc. (f/k/a Marlin Electric,
  Inc.)                                              0.2                  0.0
EFS XV, Inc. (f/k/a Mechanical
  Professional Service                               0.0                  0.0
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      914.0                166.7
                                            ------------    -----------------
Total General Unsecured                            914.0                166.7


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            914.7                167.4

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    914.7                167.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS I, INC (F/K/A LIMBACH FACILITY SERVICES, INC.)
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     54.9%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              70.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 78.1
Directly Held Assets to be Liquidated               n.a.                  2.4
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             80.4

Intercompany Post Petition Receivables
  from Debtors                                       0.6                  0.6

Intercompany Pre Petition Receivables
  from Debtors
EFS Holdings, Inc.                                  21.8                  4.0

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             21.8                  4.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
EFS III, Inc. (f/k/a EFG Holdings, Inc.)            n.a.                  4.6
EFS XIII, Inc. (f/k/a Harper Mechanical
  Corporation)                                      n.a.                  4.0
EFS XV, Inc. (f/k/a Mechanical Professional
  Services, In                                      n.a.                   --
EFS VII, Inc (f/k/a Limbach Company Holding
  Company                                           n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   8.6
                                                            -----------------
Total Allocated - Stand-Alone                                            93.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                7.4                  7.4
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                 80.9                 80.9
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              88.3                 88.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company
  Investment Co                                      5.1                  3.6
Enron Net Works LLC                                  0.9                  0.7
EFS XVII, Inc. (f/k/a Harper Mechanical
  Corporation                                        0.8                  0.6
Artemis Associates, L.L.C.                           0.6                  0.4
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        7.5                  5.3
                                            ------------    -----------------
Total General Unsecured                              7.5                  5.3


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             95.8                 93.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     95.8                 93.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS II, Inc. (f/k/a EFS Construction and Services Company)
----------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------

  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                       -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.0                   --

Intercompany Payables Pre Petition
EFS IV, Inc. (f/k/a/ Williard, Inc.)                 0.0                   --
Enron Corp.                                          0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
EFS Corporate Services, Inc.                         0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                              0.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS III, INC. (f/k/a EFG Holdings, Inc.)
---------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --

  Total Directly Held Assets                                               --
                                                            -----------------
Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS IV, Inc. (f/k/a Williard, Inc.)                 15.6                  4.8
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             15.6                  4.8

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
EFS IV, Inc. (f/k/a Williard, Inc.)                  n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                             4.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------   -------------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------   ------------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
EFS V, Inc. (f/k/a Williard Inc.
  Investment Company                                 0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                  0.0
                                            ------------    -----------------
Total General Unsecured                              0.0                  0.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.2

Equity                                              n.a.                  4.6

                                            ------------    -----------------
  Total Allocated - Stand Alone                      0.2                  4.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS IV, INC. (F/K/A WILLIARD, INC.)
-----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     27.2%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              30.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                      17.4                 17.4

Intercompany Pre Petition Receivables
  from Debtors
EFS II, Inc. (f/k/a EFS Construction
  and Services Comp                                  0.0                   --
EFS I, Inc (f/k/a Limbach Facility
  Services, Inc.)                                     --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                   --

Intercompany Receivables from
  Non-Debtors
Enron Corporate Services, Inc.                       0.4                  0.1
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.4                  0.1

Equity / Preferred Equity Interests
  in Affiliates
EFS V, Inc. (f/k/a Williard Inc.
  Investment Company)                                n.a.                 4.7
EFS VI, L.P. (f/k/a Williard Plumbing
  Company, L.P.)                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   4.7
                                                            -----------------
Total Allocated - Stand Alone                                            22.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.5                  0.5
Secured Claims                                       0.0                  0.0
Priority Claims                                      2.5                  2.5
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               3.0                  3.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                   20.3                  6.2

Intercompany Payables Pre Petition
EFS V, Inc. (f/k/a Williard Inc.
  Investment Company                                16.0                  4.9
EFS III, Inc. (f/k/a EFG Holdings, Inc.)            15.6                  4.8
Enron Corp.                                          1.8                  0.6
Enron Net Works LLC                                  1.1                  0.3
Other Debtors                                        0.1                  0.0
Enron Facility Services, Inc.                        7.4                  2.3
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       42.0                 12.9
                                            ------------    -----------------
Total General Unsecured                             62.4                 19.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             65.4                 22.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                     65.4                 22.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS IX, INC. (F/K/A LIMBACH COMPANY INVESTMENT COMPANY)
-------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS VIII, Inc. (f/k/a Limbach Company)              33.1                 17.5
EFS I, Inc (f/k/a Limbach Facility
  Services, Inc.)                                    5.1                  3.6
EFS VII, Inc. (f/k/a Limbach Company                 0.0                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             38.2                 21.1

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            21.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EFS Holdings, Inc.                                   9.5                  9.5
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        9.5                  9.5
                                            ------------    -----------------
Total General Unsecured                              9.5                  9.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              9.7                  9.7

Equity                                              n.a.                 11.4

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      9.7                 21.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS V Inc. (f/k/a Williard Inc. Investment Company)
---------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                                    ---------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS IV, Inc. (f/k/a/ Williard, Inc.)                16.0                  4.9
EFS III, Inc. (f/k/a EFG Holdings, Inc.)             0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             16.0                  4.9

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                             4.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                            ------------    -----------------
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.2

Equity                                              n.a.                  4.7

                                            ------------    -----------------
  Total Allocated - Stand Alone                      0.2                  4.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS VI, L.P. (f/k/a Williard Plumbing Company, L.P.)
----------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a                   --
Directly Held Assets to be Liquidated                n.a                   --
Interests in PGE to be Liquidated                    n.a                   --
Directly Held Assets Transferred
  to CrossCountry                                    n.a                   --
Directly Held Assets Transferred
  to Prisma                                          n.a                   --
Directly Held Trading Book Assets                    n.a                   --
                                                                       ------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

EFS IV, Inc. (f/k/a Williard, Inc.)                  0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a                   --
                                                     n.a                   --
                                                     n.a                   --
Other                                                n.a                   --
                                                     n.a                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                      0.2                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS VII, INC. (F/K/A/ LIMBACH COMPANY HOLDING COMPANY)
------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS I, Inc (f/k/a Limbach Facility
  Services, Inc.)                                    0.0                  0.0
EFS Holdings, Inc.                                   0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
EFS VIII, Inc. (f/k/a/ Limbach Company)              n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                      0.4                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.5                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.0                   --

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company
  Investment C                                       0.0                   --
EFS VIII, Inc. (f/k/a/ Limbach Company)              0.0                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                              0.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.6                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.6                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS VIII, INC. (F/K/A LIMBACH COMPANY)
-------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     42.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              53.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                      55.7                 55.7

Intercompany Pre Petition Receivables
  from Debtors
EFS VII Inc  (f/k/a Limbach Company Holding
  Company                                            0.0                   --
EFS I, Inc (f/k/a Limbach Facility
  Services, Inc.)                                     --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
EFS IX, Inc. (f/k/a Limbach Company
  Investment Compa                                   n.a.                11.4
Sabo & Associates, Inc./Limbach Company,
  a Joint Vent                                       n.a.                  --
EFS X, Inc. (f/k/a Marlin Electric, Inc.)            n.a.                  --
EFS XII, Inc. (f/k/a MEP Services, Inc.)             n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                  11.4
                                                            -----------------
Total Allocated - Stand-Alone                                            67.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE         STAND-ALONE VALUE
                                            ------------    -------------------
Administrative Claims (Post Petition)               0.9                  0.9
Secured Claims                                      0.0                  0.0
Priority Claims                                     1.4                  1.4
Intercompany Payables Post Petition                  --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               2.3                  2.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   40.8                 21.6

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company Investment C    33.1                 17.5
EFS Holdings, Inc.                                  25.9                 13.7
Enron Corp.                                          4.1                  2.2
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
EFS Corporate Services, Inc.                        18.5                  9.8
Enron Facility Services, Inc.                        0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       81.5                 43.2
                                            ------------    -----------------
Total General Unsecured                            122.3                 64.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            124.6                 67.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    124.6                 67.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS X, INC. (f/k/a MARLIN ELECTRIC, INC.)
-----------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS Holdings, Inc.                                   0.2                  0.0
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)            2.3                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              2.4                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                       0.0                  0.0
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.9                   --

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                           5.5                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
EFS Corporate Services, Inc.                         8.3                   --
Enron Facility Services, Inc.                        0.1                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       13.9                   --
                                            ------------    -----------------
Total General Unsecured                             14.8                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             15.0                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     15.0                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS XI, INC. (F/K/A PBM MECHANICAL, INC.)
-----------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.9%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS XII, Inc. (f/k/a MEP Services, Inc.)             5.5                  0.3
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              5.5                  0.3

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.3
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                       0.0                  0.0
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.0
Other Liabilities                                    2.7                  0.0

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                           6.5                  0.0
EFS X, Inc. (f/k/a Marlin Electric, Inc.)            2.3                  0.0
EFS Holdings, Inc.                                   0.4                  0.0
                                                      --                   --
Other Debtors                                         --                   --
EFS Corporate Services, Inc.                        13.4                  0.0
Enron Facility Services, Inc.                        0.5                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       23.1                  0.1
                                            ------------    -----------------
Total General Unsecured                             25.8                  0.1

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             26.1                  0.3

Equity                                              n.a.                   --
                                            ------------    -----------------
  Total Allocated - Stand-Alone                     26.1                  0.3
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS XII, INC. (F/K/A MEP SERVICES INC.)
---------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      9.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               5.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
EFS Corporate Services, Inc.                         3.9                  0.6
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              3.9                  0.6

Equity / Preferred Equity Interests
  in Affiliates
MEP Service, LLC                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.3                  0.0

Intercompany Payables Pre Petition
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)            5.5                  0.3
Artemis Associates, L.L.C.                           1.3                  0.1
EFS Holdings, Inc.                                   0.2                  0.0
                                                      --                   --
Other Debtors                                         --                   --
Enron Facility Services, Inc.                        0.1                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        7.1                  0.4
                                            ------------    -----------------
Total General Unsecured                              7.4                  0.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              7.6                  0.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      7.6                  0.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS XIII, INC. (F/K/A HARPER MECHANICAL CORPORATION)
----------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                            100.00%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       7.4                  7.4

Intercompany Pre Petition Receivables
  from Debtors
EFS I, Inc (f/k/a Limbach Facility
  Services, Inv.)                                     --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                                      --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
EFS Corporate Services, Inc.                         0.3                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.1

Equity / Preferred Equity Interests
  in Affiliates
EFS XVII, Inc. (f/k/a Harper Mechanical
  Corporation Inv                                   n.a.                  4.7
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                   4.7
                                                            -----------------
Total Allocated - Stand-Alone                                            12.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.7                  0.7
Other Liabilities                                    0.2                  0.2

Intercompany Payables Pre-Petition

EFS XVII,Inc. (f/k/a Harper Mechanical
  Corporation                                        5.9                  5.9
EFS Holdings, Inc.                                   0.9                  0.9
Enron Corp.                                          0.3                  0.3
                                                      --                   --
Other Debtors                                         --                   --
Enron Facility Services, Inc.                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        7.0                  7.0
                                            ------------    -----------------
Total General Unsecured                              7.9                  7.9

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              8.2                  8.2

Equity                                              n.a.                  4.0

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      8.2                 12.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS XV, INC. (F/K/A MECHANICAL PROFESSIONAL SERVICES, INC.)
-----------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS Holdings, Inc.                                   0.0                  0.0
Enron Corp.                                          0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.0
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.1                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
EFS Corporate Services, Inc.                         0.9                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.9                   --
                                            ------------    -----------------
Total General Unsecured                              1.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.3                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.3                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EFS XVII, INC. (F/K/A HARPER MECHANICAL CORPORATION INVESTMENT COMPANY)
-----------------------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EFS XIII, Inc. (f/k/a Harper Mechanical
 Corporation)                                        5.9                  5.9
EFS I, Inc (f/k/a Limbach Facility Services,
 Inc.)                                               0.8                  0.6
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              6.8                  6.5

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             6.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EFS Holdings, Inc.                                   1.6                  1.6
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        1.6                  1.6
                                            ------------    -----------------
Total General Unsecured                              1.6                  1.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.8                  1.8

Equity                                              n.a.                  4.7

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.8                  6.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EGP FUELS COMPANY
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------

  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Gas Liquids, Inc.                             12.7                  1.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             12.7                  1.0

Intercompany Receivables from
  Non-Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates

                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             1.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                      0.1                  0.1
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
Enron Corp.                                        312.0                  0.4
Enron Management, Inc.                             157.8                  0.2
Enron Methanol Company                               6.8                  0.0
Enron North America Corp.                            0.0                  0.0
Other Debtors                                        0.0                  0.0
Florida Gas Transmission Company                     0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      476.7                  0.6
                                            ------------    -----------------
Total General Unsecured                            476.8                  0.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            477.1                  1.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                    477.1                  1.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EGS NEW VENTURES CORP.
----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      7.0%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               1.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------

  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Louisiana Gas Marketing Company                     21.0                  0.9
Louisiana Resources Company                          0.0                  0.0
Enron Corp.                                          0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             21.0                  0.9

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Louisiana Gas Marketing Company                     n.a.                   --
Louisiana Resources Company                         n.a.                   --
LGMI, Inc.                                          n.a.                   --
LRCI, Inc.                                          n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron North America Corp.                           36.7                  0.7
LRCI, Inc.                                           3.5                  0.1
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       40.2                  0.7
                                            ------------    -----------------
Total General Unsecured                             40.2                  0.7


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             40.4                  0.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     40.4                  0.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENA ASSET HOLDINGS L.P.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  1.1
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------

  Total Directly Held Assets                                              1.1

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
BAM Lease Company                                  258.0                   --
BAM Lease Company                                  172.0                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            430.0                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             1.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  5.3                  1.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               5.5                  1.1

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.3                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                              0.3                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              5.8                  1.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      5.8                  1.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENA Upstream Company, LLC
-------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --

  Total Directly Held Assets                                              3.0

Intercompany Post Petition Receivables
  from Debtors                                       0.1                  0.1

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                           19.3                  3.9
Enron Corp.                                         22.1                  3.6
Enron Energy Services, Inc.                          0.3                  0.1
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             41.6                  7.6

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  0.9                  0.9
Enron Administrative Services Corp.                  0.1                  0.1
Enron MW, L.L.C.                                     0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.0                  1.0

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                            11.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                5.6                  5.6
Secured Claims                                       4.5                  4.5
Priority Claims                                      0.2                  0.2
Intercompany Payables Post Petition                  0.9                  0.9
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              11.2                 11.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                            164.8                  0.3
Other Liabilities                                  145.6                  0.2

Intercompany Payables Pre-Petition
Risk Management & Trading Crop.                      0.4                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Star VPP, LP                                         3.8                  0.0
Enron MW, L.L.C.                                     0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        4.3                  0.0
                                            ------------    -----------------
Total General Unsecured                            314.7                  0.5

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            325.7                 11.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                    325.9                 11.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENROCK MANAGEMENT, LLC
----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EnRock, L.P.                                         0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
EnRock, L.P.                                         n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EnRock, L.P.
-----------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     44.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              55.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
ECI-Texas, L.P.                                      3.6                  3.6

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              3.6                  3.6

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             3.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                       3.0                  1.7
Enron Broadband Services, Inc.                       3.0                  1.7
EnRock Management, LLC                               0.0                  0.0
                                                      --                   --
                                            ------------    -----------------
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        6.1                  3.4
                                            ------------    -----------------
Total General Unsecured                              6.1                  3.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              6.4                  3.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      6.4                  3.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ACQUISITION III CORP.
---------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     21.0%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              21.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.1
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.1

Intercompany Post Petition Receivables
  from Debtors                                       0.2                  0.2

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services, LLC                           1.1                  0.3
Enron Energy Services, Inc.                          0.8                  0.2
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.8                  0.4

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                             0.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                       0.1                  0.1
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.               1.3                  0.3
Enron Corp.                                          0.5                  0.1
Enron Energy Services North America, Inc.            0.2                  0.0
                                                      --                   --
Other Debtors
EES Property Services, Inc.                          0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.0                  0.4
                                            ------------    -----------------
Total General Unsecured                              2.1                  0.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              2.4                  0.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      2.4                  0.7
                                            ============    =================

---------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ACS, INC.
-----------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.1
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.1

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
LOA, Inc.                                            0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.1
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.1

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                          2.9                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.9                   --
                                            ------------    -----------------
Total General Unsecured                              2.9                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              3.1                  0.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      3.1                  0.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ALLIGATOR ALLEY PIPELINE COMPANY
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Transportation Services Company                0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates                                     n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims  (Post Petition)               0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                   --
Other Liabilities                                    0.1                   --

Intercompany Payables Pre Petition
Enron Operations Service Corp. (ETS)                 0.8                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.8                   --
                                            ------------    -----------------
Total General Unsecured                              1.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             1.2                   0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.2                0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ASIA PACIFIC/AFRICA/CHINA L.L.C.
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     33.0%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                              39.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  6.2
Directly Held Assets to be Liquidated               n.a.                  0.2
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------

  Total Directly Held Assets                                              6.4

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Holding Company L.L.C.                         4.6                  4.6
E Power Holdings Corp.                               3.8                  2.2
Enron South America LLC                              0.7                  0.2
Enron International Korea Holdings Corp.             0.1                  0.1
Other                                                2.1                  0.2
                                            ------------    -----------------
  Total                                             11.2                  7.2

Intercompany Receivables from
  Non-Debtors
Hainan Meinan Power Company CJV                      0.3                  0.3
Enron Australia Pty Limited                          0.2                  0.1
Enron International Energy (Asia) Pte. Ltd.          1.2                  0.1
Enron International Chengdu Power Ltd.               0.1                  0.1
Other                                                1.8                  0.1
                                            ------------    -----------------
  Total                                              3.7                  0.8

Equity / Preferred Equity Interests
  in Affiliates
Enron International Korea Holdings Corp.            n.a.                163.0
Enron Nigeria Power Holding Ltd.                    n.a.                  6.9
Enron Wenchang Holdings Company Ltd.                n.a.                  2.6
Enron Development Management Ltd.                   n.a.                  0.4
Other                                               n.a.                  0.1
                                                            -----------------
  Total                                                                 173.0
                                                            -----------------
Total Allocated - Stand Alone                                           187.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.5                  0.5
Secured Claims                                       7.7                  7.7
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               8.2                  8.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.0
Other Liabilities                                    1.3                  0.5

Intercompany Payables Pre Petition
Enron Corp.                                        403.1                157.2
Atlantic Commercial Finance, Inc.                   11.4                  4.5
Enron Expat Services Inc.                            9.0                  3.5
Enron Power Corp.                                    4.5                  1.7
Other Debtors                                        9.7                  3.8
Enron Nigeria Power Holding Ltd.                    16.2                  6.3
Enron Overseas Services Corp.                        1.9                  0.8
EI Guam Operations, L.L.C.                           1.1                  0.4
Batangas Power Corp.                                 0.4                  0.2
Other Non-Debtors                                    0.8                  0.3
                                            ------------    -----------------
  Total Intercompany Payables                      458.1                178.7
                                            ------------    -----------------
Total General Unsecured                            459.4                179.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            467.7                187.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                    467.7                187.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ASSET MANAGEMENT RESOURCES, INC.
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Operations Services Corp. (ETS)                0.7                  0.2
Superior Construction Company                        0.0                  0.0
Enron Net Works LLC                                  0.1                  0.0
Enron North America Corp.                            0.0                  0.0
Other                                                0.1                  0.0
                                            ------------    -----------------
  Total                                              0.9                  0.2

Intercompany Receivables from
  Non-Debtors
CGNN Holding Company, Inc.                           0.3                  0.3
Enron Equipment Installation Company                 0.0                  0.0
Enron America del Sur S.A.                           0.0                  0.0
Florida Gas Transmission Company                     0.0                  0.0
Other                                                0.0                  0.0
                                            ------------    -----------------
  Total                                              0.3                  0.3

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  2.8                  0.3
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               3.0                  0.5

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                   --
Other Liabilities                                    0.1                   --

Intercompany Payables Pre Petition
Enron Property & Services Corp.                      2.3                   --
Enron Corp.                                          1.8                   --
Enron Transportation Services Company                0.3                   --
Enron Engineering & Construction Company             0.1                   --
Other Debtors                                        0.0                   --
Enron Operations, L.P.                               0.2                   --
Northern Plains Natural Gas Company                  0.0                   --
Enron Transredes Services L.L.C.                     0.0                   --
WRA Services Corp.                                   0.0                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        4.6                   --
                                            ------------    -----------------
Total General Unsecured                              4.8                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              7.7                  0.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                      7.7                  0.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON BRAZIL POWER HOLDINGS I LTD.
----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     21.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              23.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron South America LLC                              8.6                  2.5
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              8.6                  2.5

Intercompany Receivables from
  Non-Debtors
Enron Netherlands Holding B.V.                      51.5                  2.2
Enron Electric Power Brazil C.V.                     1.3                  0.4
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             52.9                  2.6

Equity / Preferred Equity Interests
  in Affiliates
GasMat Holdings Ltd.                                 n.a.                 0.0
Enron Brazil Power Investments I Ltd.                n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                             5.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                      19.0                  4.4
Enron Corp.                                          1.7                  0.4
Enron do Brazil Holdings Ltd.                        0.5                  0.1
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Brazil Power Investments I Ltd.                0.0                  0.0
GasMat Holdings Ltd.                                 0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       21.1                  4.9
                                            ------------    -----------------
Total General Unsecured                             21.1                  4.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             21.4                  5.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                     21.4                  5.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON BRAZIL POWER HOLDINGS XI LTD.
-----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Atlantic Commercial Finance, Inc.                    0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
ETB - Energia Total do Brazil Ltda.                 n.a.                   --
Enron Brazil Power Investments XI Ltd.              n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                     205.0                   --
Enron Corp.                                          5.2                   --
Enron South America LLC                              0.0                   --
Enron Brazil Power Investments XI Ltd.               0.0                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      210.2                   --
                                            ------------    -----------------
Total General Unsecured                            210.2                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            210.4                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    210.4                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON BRAZIL POWER INVESTMENTS XI LTD.
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a                   --
Directly Held Assets to be Liquidated                n.a                   --
Interests in PGE to be Liquidated                    n.a                   --
Directly Held Assets Transferred
  to CrossCountry                                    n.a                   --
Directly Held Assets Transferred
  to Prisma                                          n.a                   --
Directly Held Trading Book Assets                    n.a                   --
                                                           ------------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Brazil Power Holdings XI Ltd.                  0.0                   --

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
ETB - Energia Total do Brasil Ltda.                  n.a                   --
                                                     n.a                   --
                                                     n.a                   --
                                                     n.a                   --
Other                                                n.a                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                       2.1                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.1                   --
                                            ------------    -----------------
Total General Unsecured                              2.1                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              2.3                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                      2.3                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON BROADBAND SERVICES, INC.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     12.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               9.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                147.0
Directly Held Assets to be Liquidated               n.a.                  6.3
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                  0.0
                                                            -----------------
  Total Directly Held Assets                                            153.3

Intercompany Post Petition Receivables
  from Debtors                                       1.5                  1.5

Intercompany Pre Petition Receivables
  from Debtors
EnRock, L.P.                                         3.0                  1.7
EnRock, L.P.                                         3.0                  1.7
Modulus Technologies, Inc.                           0.2                  0.2
Enron Broadband Services, L.P.                       2.0                  0.1
Other                                               26.0                  0.1
                                            ------------    -----------------
  Total                                             34.3                  3.8

Intercompany Receivables from
  Non-Debtors
Enron Communications Investments Corp              509.6                 81.2
Azurix Corp.                                         0.5                  0.5
Azurix Corp.                                         0.2                  0.2
Enron Media Services, L.P.                           0.6                  0.1
Other                                                2.5                  0.1
                                            ------------    -----------------
  Total                                            513.4                 82.0

Equity / Preferred Equity Interests
  in Affiliates
EBS Trading, Inc.                                   n.a.                  1.2
Modulus Technologies, Inc.                          n.a.                  0.9
Enron Broadband Investments Corp.                   n.a.                  0.8
Enron Global Communications, Ltd.                   n.a.                  0.1
Other                                               n.a.                  0.0
                                                            -----------------
  Total                                                                   3.0
                                                            -----------------
Total Allocated - Stand-Alone                                           243.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               19.8                 19.8
Secured Claims                                       2.5                  2.5
Priority Claims                                     10.2                 10.2
Intercompany Payables Post Petition                 68.7                 68.7
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                             101.2                101.2

Pre Petition General
  Unsecured Claims
Debt                                                 1.3                  0.1
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             27.4                  2.5
Other Liabilities                                   65.9                  6.0

Intercompany Payables Pre-Petition
Enron Corp.                                      1,217.2                111.4
Enron North America Corp.                           63.4                  5.8
ECI-Texas, L.P.                                     60.2                  5.5
Enron Property and Services Corp.                   51.7                  4.7
Other Debtors                                       54.9                  5.0
Enron Transition Company, Inc.                      13.0                  1.2
Enron Overseas Services Corp.                        0.5                  0.0
DealBench L.L.C.                                     0.1                  0.0
Enron America del Sur S.A.                           0.1                  0.0
Other Non-Debtors                                    0.3                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                    1,461.5                133.8
                                            ------------    -----------------
Total General Unsecured                          1,556.1                142.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          1,657.3                243.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  1,657.3                243.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON BROADBAND SERVICES, L.P.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      8.9%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               4.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 4.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              4.0

Intercompany Post Petition Receivables
  from Debtors                                       4.5                  4.5

Intercompany Pre Petition Receivables
  from Debtors
Enron Net Works LLC                                  0.3                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.0

Intercompany Receivables from
  Non-Debtors
Enron Broadband Services Japan K.K.                  0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Backbone Trust 2                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             8.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                1.4                  1.4
Secured Claims                                        --                   --
Priority Claims                                      1.5                  1.5
Intercompany Payables Post Petition                  1.0                  1.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               3.9                  3.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             90.4                  4.1
Other Liabilities                                    0.1                  0.0

Intercompany Payables Pre Petition
Enron Corp.                                          8.0                  0.4
Enron Broadband Services, Inc.                       2.0                  0.1
Risk Management & Trading Corp.                      0.4                  0.0
                                                      --                   --
Other Debtors                                         --                   --
Enron Media Services, L.P.                           0.5                  0.0
Enron Global Semiconductor Services, L.P.            0.4                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       11.4                  0.5
                                            ------------    -----------------
Total General Unsecured                            101.9                  4.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            105.8                  8.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    105.8                  8.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON CAPITAL & TRADE RESOURCES INTERNATIONAL CORP.
---------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     25.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              28.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                20.6
Directly Held Assets to be Liquidated                n.a.               108.5
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                            129.1

Intercompany Post Petition Receivables
  from Debtors                                      81.7                 81.6

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         76.0                 12.5
Risk Management & Trading Corp.                      8.0                  8.0
Enron Expat Services Inc.                            0.2                  0.1
Enron Industrial Markets LLC                         0.1                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             84.3                 20.5

Intercompany Receivables from
  Non-Debtors
ECT Investments, Inc.                               34.6                 34.6
Enron Holdings 1, S.L.                               3.2                  2.6
Enron Finland Energy Oy                              5.8                  0.6
Enron Energy Services International Co.              0.4                  0.4
Other                                                1.3                  0.5
                                            ------------    -----------------
  Total                                             45.3                 38.7

Equity / Preferred Equity Interests
  in Affiliates
Enron Europe Finance & Trading Limited               n.a.                10.0
Enron Capital & Trade Resources
  International Corp. - S                            n.a.                  --
Enron Finland Energy Oy                              n.a.                  --
Enron CASH Company No. 6, L.L.C.                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                  10.0
                                                            -----------------
Total Allocated - Stand-Alone                                           279.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               13.1                 13.1
Secured Claims                                      29.9                 29.9
Priority Claims                                      1.2                  1.2
Intercompany Payables Post Petition                  8.5                  8.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              52.6                 52.6

Pre Petition General
  Unsecured Claims
Debt                                                 2.7                  0.8
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                            170.4                 48.4
Other Liabilities                                  155.1                 44.0

Intercompany Payables Pre Petition
Enron North America Corp.                          448.0                127.1
Enron Gas Liquids, Inc.                             14.1                  4.0
Enron Liquid Fuels, Inc.                             1.9                  0.5
EnronOnline, LLC                                     0.6                  0.2
Other Debtors                                        0.1                  0.0
Enron Capital & Trade Global
  Resources Corp.                                    8.0                  2.3
Enron Europe Finance & Trading Limited               0.2                  0.1
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      472.8                134.2
                                            ------------    -----------------
Total General Unsecured                            801.1                227.3


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            853.7                279.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    853.7                279.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON CARIBBEAN BASIN LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     16.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              15.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                 1.0
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              1.2

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Global LNG LLC                                17.9                 17.9
The Protane Corporation                             16.2                 16.2
Enron Equipment Procurement Company                 50.4                  9.5
Enron Asia Pacific/Africa/China LLC                  4.4                  1.7
Other                                               13.4                  0.8
                                            ------------    -----------------
  Total                                            102.3                 46.2

Intercompany Receivables from
  Non-Debtors
Enron International Chengdu Power Ltd.               1.2                  1.2
Enron International Power Barge Ltd.                 2.7                  1.2
Enron Internacional Panama, S.A.                     6.1                  0.7
Enron Panama Management Services L.L.C.              0.6                  0.6
Other                                               10.6                  2.3
                                            ------------    -----------------
  Total                                             21.3                  6.0

Equity / Preferred Equity Interests
  in Affiliates
Enron Guatemala Holdings Ltd.                        n.a.                17.0
Enron Americas, Inc.                                 n.a.                 3.9
Enron Capital Investments Corp.                      n.a.                 1.6
Enron Venezuela Ltd.                                 n.a.                 0.3
Other                                                n.a.                 0.6
                                                            -----------------
  Total                                                                  23.4
                                                            -----------------
Total Allocated - Stand-Alone                                            76.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               27.8                 27.8
Secured Claims                                       0.0                  0.0
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              27.8                 27.8

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                      0.0                  0.0
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.4                  0.1
Other Liabilities                                    0.1                  0.0

Intercompany Payables Pre Petition
Enron Corp.                                        266.2                 40.5
Enron Net Works LLC                                  8.4                  1.3
Atlantic Commercial Finance, Inc.                    6.9                  1.0
Enron Property & Services Corp.                      5.9                  0.9
Other Debtors                                       10.6                  1.6
Enron Caribbean Holdings Ltd.                       16.0                  2.4
Energy Caribbean Finance Company                     2.3                  0.3
Enron Overseas Services Corp.                        1.6                  0.2
Enron Caribbean Basin Finance LLC                    0.8                  0.1
Other Non-Debtors                                    2.7                  0.4
                                            ------------    -----------------
  Total Intercompany Payables                      321.4                 48.9
                                            ------------    -----------------
Total General Unsecured                            321.8                 49.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            349.7                 76.8

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    349.7                 76.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON CARIBE VI HOLDINGS LTD.
-----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Atlantic Commercial Finance, Inc.                    0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity/Preferred Equity Interests
  in Affiliates
Enron Caribe VI Ltd.                                 n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative, Secured & Priority           0.2                  0.0

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                       0.0                   --
Enron Caribbean Basin LLC                            0.0                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Caribe VI Ltd.                                 0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                              0.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON COMMERCIAL FINANCE LTD.
-----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Development Funding Ltd.                      11.8                  2.4
Enron Caribbean Basin LLC                            0.3                  0.0
Enron Corp.                                          0.2                  0.0
Atlantic Commercial Finance, Inc.                    0.1                  0.0
Other                                                0.0                  0.0
                                            ------------    -----------------
  Total                                             12.4                  2.5
Intercompany Receivables from
  Non-Debtors
Enron Pipeline Columbia Limited Partnership          0.1                  0.0
Enron Power I (Puerto Rico), Inc.                    0.0                  0.0
Enron Pipeline Company - Argentina S.A.              0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.1                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Enron Columbia Transportation Ltd.                   n.a.                  --
Enron Pipeline Columbia Limited Partnership          n.a.                  --
Enron Columbia Investments Limited Partnership       n.a.                  --
Centragas - Transportadora de Gas de la
  Region Central                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           2.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                 0.0                  0.0
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
Enron South America LLC                              0.0                  0.0
Enron International Holdings Corp.                   0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Columbia Transportation B.V.                   0.1                  0.1
Centragas - Transportadora de
  Gas de la Region Cen                               0.0                  0.0
Enron International Development Services, Inc.       0.0                  0.0
Enron Columbia Transportation Ltd.                   0.0                  0.0
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.1                  0.1
                                            ------------    -----------------
Total General Unsecured                              0.1                  0.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.3

Equity                                              n.a.                  2.2

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.3                  2.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON COMMUNICATIONS GROUP, INC.
--------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  --
Directly Held Assets to be Liquidated               n.a.                  --
Interests in PGE to be Liquidated                   n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                  --
Directly Held Assets Transferred
  to Prisma                                         n.a.                  --
Directly Held Trading Book Assets                   n.a.                  --
                                                           -----------------

  Total Directly Held Assets                                              --

Intercompany Post Petition Receivables
  from Debtors                                       --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                     --                   --

                                                     --                   --
                                                     --                   --
                                                     --                   --
Other                                                --                   --
                                           ------------    -----------------
  Total                                              --                   --

Intercompany Receivables from
  Non-Debtors
                                                     --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
Other                                                --                   --
                                           ------------    -----------------
  Total                                              --                   --

Equity / Preferred Equity Interests
  in Affiliates
EBS Holdings, Inc.                                 n.a.                   --
Enron Broadband Services, Inc.                     n.a.                   --
                                                   n.a.                   --
                                                   n.a.                   --
Other                                              n.a.                   --
                                                           -----------------
  Total                                                                   --
                                                           -----------------
Total Allocated - Stand-Alone                                             --
                                                           =================

                                          CLAIMS AGAINST AND EQUITY IN DEBTOR
                                          -----------------------------------
                                               FACE        STAND-ALONE VALUE
                                           ------------    -----------------
Administrative Claims (Post Petition)               0.2                   --
Secured Claims                                       --                   --
Priority Claims                                      --                   --
Intercompany Payables Post Petition                  --                   --
                                           ------------    -----------------
  Total Administrative,
    Secured & Priority                              0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                 --                   --
SPE Obligations                                      --                   --
Guarantee Obligations                                --                   --
Trade & A/P Liabilities                              --                   --
Other Liabilities                                    --                   --

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                     11.2                   --
Enron Corp.                                         0.0                   --
                                                     --                   --
                                                     --                   --
Other Debtors                                        --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
                                                     --                   --
Other Non-Debtors                                    --                   --
                                           ------------    -----------------
  Total Intercompany Payables                      11.3                   --
                                           ------------    -----------------
Total General Unsecured                            11.3                   --


Subordinated Claims                                  --                   --
                                           ------------    -----------------
  Total                                            11.5                   --

Equity                                             n.a.                   --

                                           ------------    -----------------
  Total Allocated - Stand-Alone                    11.5                   --
                                           ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON COMMUNICATIONS LEASING CORP.
----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     19.2%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              19.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.1
Directly Held Assets to be Liquidated                n.a.                 0.1
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------

  Total Directly Held Assets                                              0.1

Intercompany Post Petition Receivables
  from Debtors                                      25.6                 25.6

Intercompany Pre Petition Receivables
  from Debtors
Enron Broadband Services, Inc.                      40.9                  3.7
Enron North America Corp.                            0.0                  0.0
Artemis Associates, L.L.C.                           0.0                  0.0
Enron WarpSpeed Services, Inc.                       0.5                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             41.4                  3.7

Intercompany Receivables from
  Non-Debtors
Enron Broadband Services Network Y.K.                0.4                  0.0
ECT Investments, Inc.                                0.0                  0.0
Enron Broadband Services Australia Pty Limited       0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.4                  0.0

Equity / Preferred Equity Interests
  in Affiliates                                      n.a.
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            29.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.4                  0.4
Secured Claims                                       0.0                  0.0
Priority Claims                                      0.1                  0.1
Intercompany Payables Post Petition                  0.3                  0.3
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.8                  0.8

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.9                  0.2
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Enron Corp.                                        147.3                 28.5
Enron Property & Services Corp.                      0.0                  0.0
Enron Engineering & Construction Company             0.0                  0.0
Enron Net Works LLC                                  0.0                  0.0
Other Debtors                                         --                   --
Enron Transition Company, Inc.                       0.3                  0.1
Enron Administrative Services Corp.                  0.1                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      147.7                 28.5
                                            ------------    -----------------
Total General Unsecured                            148.6                 28.7


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            149.4                 29.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    149.4                 29.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON CORP.
------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     17.7%
PLAN GUARANTEE                                                             14.3%
Stand-Alone General Unsecured                                              16.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.               442.2
Directly Held Assets to be Liquidated                n.a.               514.6
Interests in PGE to be Liquidated                    n.a.             1,278.0
Directly Held Assets Transferred
  to CrossCountry                                    n.a.               707.2
Directly Held Assets Transferred
  to Prisma                                          n.a.                 4.3
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                          2,946.2

Intercompany Post Petition Receivables
  from Debtors                                     442.6                413.9

Intercompany Pre Petition Receivables
  from Debtors
Enron Power Marketing, Inc.                      4,759.9              1,150.6
Enron Natural Gas Marketing Corp.                3,584.0                917.8
Atlantic Commercial Finance, Inc.                2,398.4                269.3
Enron Energy Services Operations, Inc.           1,742.0                257.9
Other                                            9,987.6              1,700.2
                                            ------------    -----------------
  Total                                         22,471.9              4,295.8

Intercompany Receivables from
  Non-Debtors
Enron Intermediate Holdings, LLC                 1,539.6                738.4
Enron Operations, L.P.                             300.8                300.8
ECT Europe, Inc.                                   192.7                117.4
Rheingold GmbH                                     114.2                114.2
Other                                            6,035.6                712.7
                                            ------------    -----------------
  Total                                          8,182.9              1,983.5

Equity / Preferred Equity Interests
  in Affiliates
Enron Valkyrie, LLC                                  n.a.             1,419.0
EOC Preferred, L.L.C.                                n.a.               884.8
Organizational Partner, Inc.                         n.a.               236.0
Northern Plains Natural Gas Company                  n.a.               208.1
Other                                                n.a.               691.7
                                                            -----------------
  Total                                                               3,439.6
                                                            -----------------
Total Allocated - Stand-Alone                                        13,079.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)              635.6                635.6
Secured Claims                                      11.9                 11.9
Priority Claims                                    115.7                115.7
Intercompany Payables Post Petition              1,019.5              1,019.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                           1,782.8              1,782.8

Pre Petition General
  Unsecured Claims
Debt                                            10,517.0              1,726.0
SPE Obligations                                  9,981.5              1,895.4
Guarantee Obligations                           10,196.3              1,416.1
Trade & A/P Liabilities                            129.6                 21.3
Other Liabilities                                7,626.2              1,251.6

Intercompany Payables Pre Petition
Enron North America Corp.                       12,698.6              2,084.0
Risk Management & Trading Corp.                  3,100.0                508.8
Risk Management & Trading Corp.                  2,016.7                331.0
Enron Energy Services, LLC                         656.6                107.8
Other Debtors                                    3,407.4                559.2
CGNN Holding Company, Inc.                       1,790.8                293.9
Enron Facility Services, Inc.                      830.8                136.3
Transwestern Pipeline Company                      789.0                129.5
JILP-L.P., Inc.                                    696.2                114.3
Other Non-Debtors                                3,439.2                564.4
                                            ------------    -----------------
  Total Intercompany Payables                   29,425.3              4,829.1
                                            ------------    -----------------
Total General Unsecured                         67,875.8             11,139.5


Subordinated Claims                                954.7                156.7
                                            ------------    -----------------
  Total                                         70,613.3             13,079.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                 70,613.3             13,079.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON CREDIT INC.
----------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      9.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               5.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                             ----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          4.5                  0.7
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              4.5                  0.7

Intercompany Receivables from
  Non-Debtors
ECT Europe Finance, Inc.                            11.1                  3.4
Enron Credit Holdings Inc.                           0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             11.1                  3.4

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             4.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.4                  0.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   60.0                  3.4

Intercompany Payables Pre Petition
Enron North America Corp.                            5.7                  0.3
Enron Net Works LLC                                  1.0                  0.1
Enron Metals & Commodity Corp.                       0.0                  0.0
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        6.7                  0.4
                                            ------------    -----------------
Total General Unsecured                             66.7                  3.8

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             67.1                  4.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     67.1                  4.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON DEVELOPMENT CORP.
-----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     17.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              16.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                19.1
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             19.1

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        223.2                 36.6
Enron South America LLC                             50.8                 14.5
Enron International Holdings Corp.                   9.7                  0.8
Enron Mauritius Company                             38.3                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            321.9                 52.0

Intercompany Receivables from
  Non-Debtors
Hainan Meinan Power Company CJV                      1.1                  1.1
Enron Papua New Guinea Ltd.                          2.8                  0.1
Travamark Two B.V.                                   0.0                  0.0
Smith/Enron Cogeneration Limited Partnership        22.1                   --
Other                                                8.0                   --
                                            ------------    -----------------
  Total                                             34.0                  1.2

Equity / Preferred Equity Interests
  in Affiliates
Enron Development Corp. - Colombia Branch            n.a.                 0.3
Enron Reserve Holdings                               n.a.                 0.0
Enron Development Vietnam L.L.C.                     n.a.                  --
Enron LNG Development Corp.                          n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.3
                                                            -----------------
Total Allocated - Stand-Alone                                            72.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.4                  0.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                      0.0                  0.0
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.6                  0.3
Other Liabilities                                    0.6                  0.1

Intercompany Payables Pre Petition
Enron Transportation Services Company              406.1                 68.7
Enron Power Corp.                                    5.4                  0.9
Enron India LLC                                      4.2                  0.7
Enron Caribbean Basin LLC                            1.0                  0.2
Other Debtors                                        0.0                  0.0
Enron Development Piti Holdings Corp.                7.8                  1.3
Enron International C.V.                             0.0                  0.0
Enron Power Philippines Corp.                        0.0                  0.0
Enron Reserve Holdings                               0.0                  0.0
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      424.5                 71.8
                                            ------------    -----------------
Total General Unsecured                            426.7                 72.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            427.1                 72.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    427.1                 72.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON DEVELOPMENT FUNDING LTD.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     20.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              20.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                                        -----
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron do Brazil Holdings Ltd.                       59.4                  5.3
Enron Brazil Power Holdings I Ltd.                  19.0                  4.4
Risk Management & Trading Corp.                      0.5                  0.5
Atlantic Commercial Finance, Inc.                    0.1                  0.0
Other                                              207.1                  0.0
                                            ------------    -----------------
  Total                                            286.1                 10.2

Intercompany Receivables from
  Non-Debtors
Enron Brazil Power Holdings IV Ltd.                312.2                153.5
Enron India GDR Holding Ltd.                        73.2                 52.0
Terraco Investments Ltd.                           177.5                 46.7
Enron International Chengdu Power Holdings Ltd.     58.0                 32.7
Other                                              962.1                141.1
                                            ------------    -----------------
  Total                                          1,583.0                426.0

Equity / Preferred Equity Interests
  in Affiliates
Ponderosa Assets, L.P.                              n.a.                  0.6
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                   0.6
                                                            -----------------
Total Allocated - Stand-Alone                                           436.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.6                  0.6
Secured Claims                                       0.0                  0.0
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                27.4                  5.6
SPE Obligations                                    854.9                175.4
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   53.2                 10.9

Intercompany Payables Pre Petition
Enron Corp.                                        579.2                118.8
Enron Commercial Finance Ltd.                       11.8                  2.4
Enron South America LLC                              6.1                  1.2
Nowa Sarzyna Holding B.V.                            2.0                  0.4
Other Debtors                                        0.5                  0.1
Enron Canada Corp.                                 187.4                 38.4
LNG Power IV Limited                                94.1                 19.3
Enron Power Philippines Corp.                       90.1                 18.5
Enron LNG Power (Atlantic) Ltd.                     52.8                 10.8
Other Non-Debtors                                  166.9                 34.2
                                            ------------    -----------------
  Total Intercompany Payables                    1,191.0                244.3
                                            ------------    -----------------
Total General Unsecured                          2,126.5                436.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          2,127.1                436.8

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                 2,127.1                 436.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON DEVELOPMENT MANAGEMENT LTD.
---------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron Guam Piti Corporation                          n.a.                 0.5
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                   0.5
                                                            -----------------
Total Allocated - Stand-Alone                                             0.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                       0.0                  0.0
Enron Asia Pacific/Africa/China LLC                  0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Guam Piti Corporation                          0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                            ------------    -----------------
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                  0.0
                                            ------------    -----------------
Total General Unsecured                              0.0                  0.0

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.2

Equity                                              n.a.                  0.4

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  0.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON DO BRAZIL HOLDINGS LTD.
-----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     11.9%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               8.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Brazil Power Holdings I Ltd.                   0.5                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.5                  0.1

Intercompany Receivables from
  Non-Debtors
Enron Netherlands Holding B.V.                     169.0                  7.3
Enron (Bolivia) C.V.                                 2.1                  2.1
Enron Electric Power Brazil C.V.                     3.7                  1.1
Enron International Bolivia Holdings Ltd.            0.0                  0.0
Other                                                3.0                  0.0
                                            ------------    -----------------
  Total                                            177.8                 10.5

Equity / Preferred Equity Interests
  in Affiliates
Enron do Brazil Investments Ltd.                    n.a.                   --
EPE Holdings Ltd.                                   n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            10.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                3.9                  3.9
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               3.9                  3.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                      59.4                  5.3
Enron Corp.                                         10.6                  0.9
Enron South America LLC                              4.9                  0.4
                                                      --                   --
Other Debtors                                         --                   --
Enron Servicios de Energia, S.A.                     0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       74.9                  6.6
                                            ------------    -----------------
Total General Unsecured                             74.9                  6.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             78.8                 10.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     78.8                 10.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENERGY INFORMATION SOLUTIONS, INC.
----------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     17.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              17.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  2.0
Directly Held Assets to be Liquidated               n.a.                  0.1
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --

  Total Directly Held Assets
                                                            -----------------
                                                                          2.1
Intercompany Post Petition Receivables
  from Debtors                                       0.2                  0.2

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         49.0                  8.0
Enron Energy Services, LLC                           5.5                  1.3
Enron Energy Services, Inc.                          3.3                  0.7
Enron Energy Services North America, Inc.            0.0                  0.0
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             57.8                 10.0

Intercompany Receivables from
  Non-Debtors
EES Property Services, Inc.                          0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            12.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                  0.1                  0.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.5                  0.5

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.3                  0.1
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre-Petition
Enron Energy Services Operations, Inc.              69.0                 11.8
Enron Property & Services Corp.                      0.2                  0.0
Artemis Associates, L.L.C.                           0.0                  0.0
Enron Net Works LLC                                  0.0                  0.0
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       69.3                 11.9
                                            ------------    -----------------
Total General Unsecured                             69.6                 11.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             70.1                 12.4

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     70.1                 12.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENERGY MARKETING CORP.
----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     24.0%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                              26.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 28.9
Directly Held Assets to be Liquidated               n.a.                  0.8
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                127.3
                                                            -----------------
  Total Directly Held Assets                                            157.0

Intercompany Post Petition Receivables
  from Debtors                                     104.1                104.1

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         81.8                 13.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             81.8                 13.4

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                           274.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               21.7                 21.7
Secured Claims                                       0.0                  0.0
Priority Claims                                      4.5                  4.5
Intercompany Payables Post Petition                 18.0                 18.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              44.2                 44.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                            198.2                 51.8
Other Liabilities                                  200.0                 52.3

Intercompany Payables Pre Petition
Enron Energy Services, Inc.                        353.9                 92.5
Enron Energy Services Operations, Inc.              73.7                 19.3
Enron Power Marketing, Inc.                         36.4                  9.5
Enron Energy Services, LLC                          18.8                  4.9
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      482.8                126.2
                                            ------------    -----------------
Total General Unsecured                            881.0                230.3


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            925.2                274.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  925.2                274.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENERGY SERVICES NORTH AMERICA, INC.
-----------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     12.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               9.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.6
Directly Held Assets to be Liquidated                n.a.                 0.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.8

Intercompany Post Petition Receivables
  from Debtors                                       3.4                  3.4

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services Operations, Inc.             124.3                 18.4
Enron Energy Services, Inc.                          8.1                  1.6
Enron Federal Solutions, Inc.                       13.0                  1.1
Enron Engineering & Construction Company             0.7                  0.1
Other                                                1.2                  0.2
                                            ------------    -----------------
  Total                                            147.3                 21.4

Intercompany Receivables from
  Non-Debtors
EES Property Services, Inc.                          1.6                  1.1
Enron Power Construction Company                     0.0                  0.0
The BMP Team, L.L.C.                                 1.9                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              3.5                  1.1

Equity / Preferred Equity Interests
  in Affiliates
The BMP Team, L.L.C.                                 n.a.                  --
Bentley Energy Services, Inc.                        n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            26.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                1.2                  1.2
Secured Claims                                       2.8                  2.8
Priority Claims                                      0.3                  0.3
Intercompany Payables Post Petition                  2.1                  2.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               6.4                  6.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             13.6                  1.3
Other Liabilities                                    0.7                  0.1

Intercompany Payables Pre Petition
Enron Corp.                                        192.9                 18.7
Enron Property & Services Corp.                      1.0                  0.1
Enron Energy Services, LLC                           0.8                  0.1
EFS Construction Management Services, Inc.           0.3                  0.0
Other Debtors                                        0.1                  0.0
Enron Facility Services, Inc.                        0.6                  0.1
JEDI Hydrocarbon Investments II
  Limited Partnersh                                  0.0                  0.0
Citrus Corp.                                         0.0                  0.0
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      195.8                 19.0
                                            ------------    -----------------
Total General Unsecured                            210.1                 20.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            216.5                 26.8

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    216.5                 26.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENERGY SERVICES OPERATIONS, INC.
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     16.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              14.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                162.2
Directly Held Assets to be Liquidated               n.a.                 23.4
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                 20.0
                                                                      -------
  Total Directly Held Assets                                            205.7

Intercompany Post Petition Receivables
  from Debtors                                      91.1                 90.8

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services, Inc.                        625.8                124.6
Clinton Energy Management Services, Inc.           190.0                 40.7
Enron Energy Marketing Corp.                        73.7                 19.3
Enron Energy Information Solutions, Inc.            69.0                 11.8
Other                                               26.7                  9.7
                                            ------------    -----------------
  Total                                            985.3                206.0

Intercompany Receivables from
  Non-Debtors
Integrated Process Technologies, LLC                 5.2                  1.9
Enron Energy Services International Co.              1.5                  1.5
Enron California Municipal Services, Inc.            0.5                  0.5
Enron Energy Services Canada Corp.                   0.3                  0.1
Other                                                0.9                  0.1
                                            ------------    -----------------
  Total                                              8.5                  4.1

Equity / Preferred Equity Interests
  in Affiliates
Teal LLC                                            n.a.                  0.0
Enron Acquisition IV Corp.                          n.a.                  0.0
McGarrett X, L.L.C.                                 n.a.                  0.0
Psyche, L.L.C.                                      n.a.                  0.0
Other                                               n.a.                  0.0
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                           506.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               11.7                 11.7
Secured Claims                                       1.6                  1.6
Priority Claims                                      8.2                  8.2
Intercompany Payables Post Petition                 50.8                 50.8
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              72.4                 72.4

Pre Petition General
  Unsecured Claims
Debt                                                 0.0                  0.0
SPE Obligations                                      0.1                  0.0
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                            222.4                 32.9
Other Liabilities                                   10.4                  1.5

Intercompany Payables Pre Petition
Enron Corp.                                      1,742.0                257.9
Enron Energy Services, LLC                         691.1                102.3
Enron Energy Services North America, Inc.          124.3                 18.4
Tenant Services, Inc.                               72.2                 10.7
Other Debtors                                       65.9                  9.8
Integrated Process Technologies, LLC                 1.7                  0.2
Enron Energy Services Capital Corp.                  0.9                  0.1
New Power Holdings, Inc.                             0.2                  0.0
Owens Corning Energy LLC                             0.1                  0.0
Other Non-Debtors                                    0.2                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                    2,698.7                399.6
                                            ------------    -----------------
Total General Unsecured                          2,931.5                434.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          3,003.9                506.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  3,003.9                506.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENERGY SERVICES, INC.
---------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     19.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              19.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.               285.4
Directly Held Assets to be Liquidated                n.a.                 8.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.               200.1
                                                            -----------------
  Total Directly Held Assets                                            493.6

Intercompany Post Petition Receivables
  from Debtors                                     190.5                190.5

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services, LLC                         800.4                192.9
Enron Energy Marketing Corp                        353.9                 92.5
Clinton Energy Management Services, Inc.             7.3                  1.6
Tenant Services, Inc.                               10.2                  1.5
Other                                                1.9                  0.2
                                            ------------    -----------------
  Total                                          1,173.6                288.6

Intercompany Receivables from
  Non-Debtors
Enron Canada Corp.                                   0.6                  0.6
EES Property Services, Inc.                          0.8                  0.5
Transwestern Pipeline Company                        0.0                  0.0
Enron Energy Services Capital Corp.                  0.1                  0.0
Other                                                0.0                  0.0
                                                            -----------------
  Total                                              1.5                  1.1

Equity / Preferred Equity Interests
  in Affiliates
McGarret II, L.L.C.                                  n.a.                  --
McGarret I, L.L.C.                                   n.a.                  --
McGarret III, L.L.C.                                 n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           973.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               36.4                 36.4
Secured Claims                                       0.8                  0.8
Priority Claims                                     25.0                 25.0
Intercompany Payables Post Petition                232.6                232.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                             294.7                294.7

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                            474.2                 94.4
Other Liabilities                                  390.3                 77.7

Intercompany Payables Pre Petition
Enron Corp.                                      1,051.3                209.2
Risk Management & Trading Corp.                    639.5                127.3
Enron Energy Services Operations, Inc.             625.8                124.6
Enron Power Marketing, Inc.                         97.2                 19.3
Other Debtors                                       83.2                 16.6
Enron Facility Services, Inc.                       46.1                  9.2
Enron Energy Services Canada Corp.                   2.6                  0.5
EES Canada Corp.                                     1.1                  0.2
The New Power Company                                0.5                  0.1
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                    2,547.4                507.0
                                            ------------    -----------------
Total General Unsecured                          3,411.8                679.0

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          3,706.6                973.8

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  3,706.6                973.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENERGY SERVICES, LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     22.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              24.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 1.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              1.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        656.6                107.8
Enron Energy Services Operations, Inc.             691.1                102.3
Enron Energy Marketing Corp.                        18.8                  4.9
Enron Energy Services North America, Inc.            0.8                  0.1
Other                                               67.8                  0.0
                                            ------------    -----------------
  Total                                          1,435.2                215.1

Intercompany Receivables from
  Non-Debtors
Pierce Mechanical, Inc.                              0.2                  0.2
Enron EES Acquisition I Corp.                        4.1                  0.1
Enron Energy Services Capital Corp.                  0.0                  0.0
Pronghorn I LLC                                      4.0                   --
Other                                               (0.0)                 0.0
                                            ------------    -----------------
  Total                                              8.3                  0.3

Equity / Preferred Equity Interests
  in Affiliates
Big Island II, L.L.C.                                n.a.                  --
Big Island I, L.L.C.                                 n.a.                  --
Cortez Energy Services, LLC                          n.a.                  --
Fiji Z, L.L.C.                                       n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           216.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.4                  0.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.2                  0.2
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.2                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Energy Services, Inc.                        800.4                192.9
Clinton Energy Management Services, Inc.            82.6                 19.9
Enron Energy Information Solutions, Inc.             5.5                  1.3
Tenant Services, Inc.                                3.6                  0.9
Other Debtors                                        1.1                  0.3
Enron Energy Services International Co.              2.0                  0.5
Enron California Municipal Services, Inc.            0.6                  0.1
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      895.7                215.9
                                            ------------    -----------------
Total General Unsecured                            895.9                215.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            896.5                216.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                    896.5                216.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENGINEERING & CONSTRUCTION COMPANY
-----------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     17.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              16.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 3.3
Directly Held Assets to be Liquidated                n.a.                 0.8
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              4.1

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Equipment Procurement Company                716.8                135.9
Enron Power Corp.                                   49.1                 17.9
LINGTEC Constructors L.P.                           91.0                  6.8
Superior Construction Company                       10.7                  2.1
Other                                               15.3                  1.7
                                            ------------    -----------------
  Total                                            882.7                164.4

Intercompany Receivables from
  Non-Debtors
Enron Power Construction Company                   112.2                 22.2
Enron Power Services B.V.                          341.2                 18.8
Enron Power I (Puerto Rico), Inc.                  177.5                 17.7
Enron Export Sales Ltd.                             22.8                  3.7
Other                                               31.3                  6.6
                                            ------------    -----------------
  Total                                            685.0                 69.1

Equity / Preferred Equity Interests
  in Affiliates
Enron Advisory Services, Inc.                        n.a.                 0.0
Operational Energy Corp.                             n.a.                  --
Enron Power & Industrial Construction
  Company                                            n.a.                  --
National Energy Production Corporation
  of Canada, Ltd.                                    n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                           237.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                2.5                  2.5
Secured Claims                                        --                   --
Priority Claims                                      0.1                  0.1
Intercompany Payables Post Petition                 12.7                 12.7
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              15.4                 15.4

Pre Petition General
  Unsecured Claims
Debt                                                 0.9                  0.2
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              3.2                  0.5
Other Liabilities                                    6.4                  1.0

Intercompany Payables Pre Petition
Enron Corp.                                      1,241.6                202.8
Enron Property & Services Corp.                     11.8                  1.9
Enron Expat Services Inc.                            5.6                  0.9
Enron South America LLC                              5.0                  0.8
Other Debtors                                        4.6                  0.8
Enron Export Sales Ltd.                             62.2                 10.2
Enron Power Operating Company                       13.9                  2.3
Enron Power Corp. - U.S.                             4.1                  0.7
Enron Power Construction (Brasil)
  Ltda.                                              0.6                  0.1
Other Non-Debtors                                    0.5                  0.1
                                            ------------    -----------------
  Total Intercompany Payables                    1,349.8                220.4
                                            ------------    -----------------
Total General Unsecured                          1,360.4                222.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          1,375.8                237.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  1,375.8                237.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON ENGINEERING & OPERATIONAL SERVICES COMPANY
------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                             ----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                            0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity/Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.6                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                              0.6                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.8                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.8                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON EQUIPMENT PROCUREMENT COMPANY
-----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     19.0%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              19.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  8.7
Directly Held Assets to be Liquidated               n.a.                 25.8
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             34.5

Intercompany Post Petition Receivables
  from Debtors                                      86.1                 57.4

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        590.6                 96.9
Enron Pipeline Construction Services
  Company                                            1.6                  1.6
Superior Construction Company                        0.5                  0.1
Enron Power Corp.                                    0.0                  0.0
Other                                              335.4                   --
                                            ------------    -----------------
  Total                                            928.1                 98.6

Intercompany Receivables from
  Non-Debtors
Enron Power Services B.V.                            2.5                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              2.5                  0.1

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           190.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.9                  0.9
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.1                  0.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.0                  1.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   54.1                 10.3

Intercompany Payables Pre Petition
Enron Engineering & Construction Company           716.8                135.9
Enron Caribbean Basin LLC                           50.4                  9.5
LINGTEC Constructors L.P.                           27.1                  5.1
Enron North American Corp.                          18.8                  3.6
Other Debtors                                        0.2                  0.0
Enron Power Construction Company                    55.8                 10.6
Enron Power Operating Company                       29.8                  5.7
Enron Power I (Puerto Rico), Inc.                   11.7                  2.2
Enron Proje Yonetimi Limited Sirketi                 1.1                  0.2
Other Non-Debtors                                    0.6                  0.1
                                            ------------    -----------------
  Total Intercompany Payables                      912.3                172.9
                                            ------------    -----------------
Total General Unsecured                            966.3                183.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            967.3                184.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    967.3                184.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON EXPAT SERVICES INC.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     23.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              25.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.1
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.1

Intercompany Post Petition Receivables
  from Debtors                                       1.9                  1.7

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                           24.6                  5.0
Enron South America LLC                             14.3                  4.1
Enron Asia Pacific/Africa/China LLC                  9.0                  3.5
Enron Engineering & Construction Company             5.6                  0.9
Other                                               21.2                  1.5
                                            ------------    -----------------
  Total                                             74.7                 15.0

Intercompany Receivables from
  Non-Debtors
Azurix Corp.                                         1.3                  1.3
Enron Hainan Wenchang Company Ltd.                   0.5                  0.5
Enron Wenchang Holdings Company Ltd.                 0.5                  0.5
Enron Americas, Inc.                                 0.1                  0.1
Other                                                6.1                  0.4
                                            ------------    -----------------
  Total                                              8.5                  2.8

Equity / Preferred Equity Interests
  in Affiliates
Enron Overseas Services Corp.                        n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                            19.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                  1.5                  1.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.8                  1.8

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                    0.4                  0.1

Intercompany Payables Pre Petition
Enron Corp.                                         67.8                 17.4
Enron Property & Services Corp.                      1.1                  0.3
Enron Capital & Trade Resources International Corp   0.2                  0.1
Enron Management, Inc.                               0.1                  0.0
Other Debtors                                        0.0                  0.0
Operadora de Buenos Aires S.R.L.                     0.0                  0.0
Enron Pipeline Company - Argentina S.A.              0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       69.3                 17.7
                                            ------------    -----------------
Total General Unsecured                             69.7                 17.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             71.5                 19.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     71.5                 19.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON FEDERAL SOLUTIONS, INC.
-----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     11.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               8.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       1.5                  1.5

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services Operations, Inc.               3.3                  0.5
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               3.3                 0.5

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates                                      n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             2.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.3
Intercompany Payables Post Petition                  0.3                  0.3
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.7                  0.1
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Energy Services North America, Inc.           13.0                  1.1
Enron Energy Services, Inc.                          1.8                  0.2
Enron Energy Services, LLC                           0.3                  0.0
Operational Energy Corp.                             0.2                  0.0
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       15.3                  1.3
                                            ------------    -----------------
Total General Unsecured                             16.0                  1.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             16.6                  2.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     16.6                  2.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON FREIGHT MARKETS CORP.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     21.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              22.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 0.0
Directly Held Assets to be Liquidated               n.a.                 0.3
Interests in PGE to be Liquidated                   n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                  --
Directly Held Assets Transferred
  to Prisma                                         n.a.                  --
Directly Held Trading Book Assets                   n.a.                 1.2
                                            ------------    -----------------
  Total Directly Held Assets                                              1.5

Intercompany Post Petition Receivables
  from Debtors                                       2.9                  2.8

Intercompany Pre Petition Receivables
  from Debtors
Enron Metals & Commodity Corp.                       0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated-Stand-Alone                                             4.3
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                2.1                  2.1
Secured Claims                                        --                   --
Priority Claims                                      0.1                  0.1
Intercompany Payables Post Petition                  0.7                  0.7
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               2.9                  2.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              3.4                  0.8
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Enron Global Markets LLC                             1.8                  0.4
Enron Corp.                                          1.0                  0.2
Risk Management & Trading Corp.                      0.0                  0.0
Enron Industrial Markets LLC                         0.0                  0.0
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.9                  0.6
                                            ------------    -----------------
Total General Unsecured                              6.3                  1.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              9.2                  4.3

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      9.2                  4.3
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON FUELS INTERNATIONAL, INC.
--------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     20.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              21.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                 9.1
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              9.1

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  0.1                  0.1
Smith/Enron Cogeneration Limited
  Partnership                                       28.1                   --
Empresa Energetica Corinto Ltd.                      2.5                   --
Dabhol Power Company                                 2.4                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             33.2                  0.1

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             9.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.4                  0.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.3                  0.3
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.7                  0.7

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              2.8                  0.6
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                         31.6                  6.7
Risk Management & Trading Corp.                      5.3                  1.1
Enron Global Markets LLC                             0.0                  0.0
Enron Energy Services Operations, Inc.               0.0                  0.0
Other Debtors                                        0.0                  0.0
Enron Capital & Trade Global Resources Corp.         0.3                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       37.2                  7.9
                                            ------------    -----------------
Total General Unsecured                             40.0                  8.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             40.7                  9.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     40.7                  9.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON GAS LIQUIDS, INC.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     11.2%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               7.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  7.1
Directly Held Assets to be Liquidated               n.a.                  1.6
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to Cross Country                                  n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                  1.6
                                                           ------------------
  Total Directly Held Assets                                             10.2

Intercompany Post Petition Receivables
  from Debtors                                      33.8                 33.8

Intercompany Pre Petition Receivables
  from Debtors
Enron Capital & Trade Resources
  International Corp.                               14.1                  4.0
Enron Corp.                                          4.8                  0.8
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             19.0                  4.8

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  4.1                  4.1
Enron Gas Liquids Far East, Ltd.                     0.0                  0.0
Enron Capital & Trade Global Resources Corp.         0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             4.1                  4.1

Equity / Preferred Equity Interests
  in Affiliates
Enron Gas Liquids Europe S.A.R.L.                    n.a.                   --
Enron Liquid Hydrocarbons Latin America, Inc.        n.a.                   --
Enron Capital & Trade Resources Singapore Pte Ltd.   n.a.                   --
Other                                                n.a.                   --
                                                     n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            53.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                3.9                  3.9
Secured Claims                                       1.0                  1.0
Priority Claims                                      4.3                  4.3
Intercompany Payables Post Petition                  2.5                  2.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              11.7                 11.7

Pre Petition General
  Unsecured Claims
Debt                                                 0.9                  0.1
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             48.6                  3.8
Other Liabilities                                    2.5                  0.2

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                    308.1                 24.2
Enron North America Corp.                          126.6                  9.9
EGP Fuels Company                                   12.7                  1.0
Enron Liquid Fuels, Inc.                             3.6                  0.3
Other Debtors                                       11.3                  0.9
Enron MW, L.L.C.                                    11.3                  0.9
Enron Capital & Trade Resources Korea Corp. - Kor    0.1                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      473.7                 37.2
                                            ------------    -----------------
Total General Unsecured                            525.8                 41.3


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                           537.5                  52.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    537.5                 52.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON GATHERING COMPANY
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                          0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                              0.0                   --
Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                      0.2                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON GLOBAL LNG LLC
--------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                10.2
Directly Held Assets to be Liquidated                n.a.                 0.3
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --

                                                            -----------------
  Total Directly Held Assets                                             10.5
Intercompany Post Petition Receivables
  from Debtors                                       0.6                  0.6

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                            3.8                  0.8
Enron India LLC                                      1.3                  0.0
Enron Management, Inc.                               0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              5.1                  0.8

Intercompany Receivables from
  Non-Debtors
Hawksbill Creek LNG, Ltd.                            0.1                  0.1
Enron LNG Holdings Ltd.                              0.0                  0.0
Enron Global Mauritius Company, L.L.C.               0.0                  0.0
Enron Mauritius Pakistan Company, L.L.C.             0.0                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.1                  0.1

Equity / Preferred Equity Interests
  in Affiliates
Enron LNG Shipping Company                           n.a.                25.6
Enron LNG (BVI) Marketing Ltd.                       n.a.                21.1
Enron LNG Marketing LLC                              n.a.                17.9
Enron Bahamas LNG Ltd.                               n.a.                 9.1
Other                                                n.a.                 0.4
                                                            -----------------
  Total                                                                  74.1
                                                            -----------------
Total Allocated - Stand-Alone                                            86.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.7                  0.7
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                 10.9                 10.9
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              11.7                 11.7

Pre Petition General
  Unsecured Claims
Debt                                                 0.8                  0.8
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.1
Other Liabilities                                    1.1                  1.1

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                           17.9                 17.9
Enron Corp.                                          5.9                  5.9
Enron Global Markets LLC                             1.5                  1.5
Atlantic Commercial Finance, Inc.                    1.5                  1.5
Other Debtors                                        1.4                  1.4
Enron Middle East Ltd.                               0.4                  0.4
Enron Venezuela Ltd.                                 0.3                  0.3
EGEP Services Inc.                                   0.0                  0.0
Enron LNG Development Corp.                          0.0                  0.0
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                       28.9                 28.9
                                            ------------    -----------------
Total General Unsecured                             30.8                 30.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             42.4                 42.4

Equity                                              n.a.                 43.6

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     42.4                 86.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON GLOBAL MARKETS LLC
---------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.2
Directly Held Assets to be Liquidated               n.a.                  0.1
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.3

Intercompany Post Petition Receivables
  from Debtors                                       1.7                  1.7

Intercompany Pre Petition Receivables
  from Debtors
Calypso Pipeline, LLC                                1.7                  1.7
Enron Global LNG LLC                                 1.5                  1.5
Risk Management & Trading Corp.                      0.5                  0.5
Enron Freight Markets Corp.                          1.8                  0.4
Other                                                5.3                  0.4
                                            ------------    -----------------
  Total                                             10.9                  4.6

Intercompany Receivables from
  Non-Debtors
Hawksbill Creek LNG, Ltd.                            0.9                  0.8
Enron (Bermuda) Limited                              0.8                  0.7
Enron Capital & Trade Global Resources Corp.         0.0                  0.0
Sundance Assets, L.P.                                0.0                  0.0
Other                                                0.1                  0.0
                                            ------------    -----------------
  Total                                              1.8                  1.5

Equity / Preferred Equity Interests
  in Affiliates
EGM Tech Ventures LLC                               n.a.                   --
Enron Market Claims Trading Corp.                   n.a.                   --
Enron Freight Markets Corp.                         n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             8.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                1.2                  0.6
Secured Claims                                       0.0                  0.0
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                 15.6                  7.4
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                             16.8                   8.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              7.1                   --
Other Liabilities                                    6.4                   --

Intercompany Payables Pre Petition
Enron Corp.                                         83.3                   --
Enron Net Works LLC                                 36.2                   --
Enron North America Corp.                           12.2                   --
EnronOnline, LLC                                     3.8                   --
Other Debtors                                        8.2                   --
Enron Overseas Services Corp.                        0.1                   --
Enron Capital & Trade Resources Korea Corp. - Kor    0.1                   --
Enron Australia Pty Limited                          0.0                   --
DealBench L.L.C.                                     0.0                   --
Other Non-Debtors                                    0.0                   --
                                            ------------    -----------------
  Total Intercompany Payables                      143.9                   --
                                            ------------    -----------------
Total General Unsecured                            157.4                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            174.2                  8.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                   174.2                   8.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON GLOBAL POWER & PIPELINES L.L.C.
-------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     56.2%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              72.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a                 41.3
Directly Held Assets to be Liquidated                n.a                  0.6
Interests in PGE to be Liquidated                    n.a                   --
Directly Held Assets Transferred
  to CrossCountry                                    n.a                   --
Directly Held Assets Transferred
  to Prisma                                          n.a                  4.9
Directly Held Trading Book Assets                    n.a                   --
                                                            -----------------

  Total Directly Held Assets                                             46.8

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        239.9                 39.4
Enron Caribbean Basin LLC                            1.0                  0.1
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            240.8                 39.5

Intercompany Receivables from
  Non-Debtors
Enron Guatemala Holdings Ltd.                        0.2                  0.2
Enron Colombia Investments Limited
  Partnership                                        0.7                  0.1
Puerto Quetzal Power Corp.                           0.1                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.9                  0.3

Equity / Preferred Equity Interests
  in Affiliates
Enron Power Philippines Corp.                        n.a                 33.1
Ponderosa Assets, L.P.                               n.a                  2.4
EGPP Services Inc.                                   n.a                   --
Enron Dominicana Holding Limited                     n.a                   --
Other                                                n.a                   --
                                                            -----------------
  Total                                                                  35.5
                                                            -----------------
Total Allocated - Stand-Alone                                           122.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative, Secured & Priority           0.2                  .02

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                    168.6                121.6
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
Enron North America Corp.                            0.4                  0.3
Enron Asia Pacific/Africa/China LLC                  0.1                  0.0
Enron Commercial Finance Ltd.                        0.0                  0.0
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.4                  0.3
                                            ------------    -----------------
Total General Unsecured                            169.0                121.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            169.2                122.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    169.2                122.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON HOLDING COMPANY L.L.C.
----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         94.1                 15.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             94.1                 15.4

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron Dominican Republic Operations Ltd.            n.a.                  0.1
Enron Dominican Repiublic Ltd.                      n.a.                   --
Enron Global Power & Pipelines L.L.C.               n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   0.1
                                                            -----------------
Total Allocated - Stand Alone                                            15.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Asia Pacific/Africa/China LLC                  4.6                  4.6
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        4.6                  4.6
                                            ------------    -----------------
Total General Unsecured                              4.6                  4.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              4.8                  4.8

Equity                                              n.a.                 10.8

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      4.8                 15.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INDIA HOLDINGS LTD.
-------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
EKTP Holding Company Ltd.                            n.a.                  --
Enron Mauritius Company                              n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.5                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.1                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                       0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                              0.1                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.7                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.7                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INDIA LLC
---------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      6.9%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               1.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Atlantic Commercial Finance, Inc.                   23.7                  2.7
Enron Development Corp.                              4.2                  0.7
Enron Broadband Services, Inc.                       0.3                  0.0
Enron South America LLC                              0.1                  0.0
Other                                                1.2                  0.0
                                            ------------    -----------------
  Total                                             29.4                  3.4

Intercompany Receivables from
  Non-Debtors
Enron Global Exploration & Production Inc.           0.5                  0.1
Atlantic India Holdings Ltd.                         1.8                  0.1
Travamark Two B.V.                                   0.3                  0.0
Offshore Power Operations C.V.                       0.2                  0.0
Other                                                0.0                  0.0
                                            ------------    -----------------
  Total                                              2.9                  0.3

Equity / Preferred Equity Interests
  in Affiliates
Visum Soft LLC                                      n.a.                  0.0
Enron BPAC Ltd.                                     n.a.                  0.0
Enron International Bangladesh Ltd.                 n.a.                  0.0
Enron International Haripur Ltd.                    n.a.                  0.0
Other                                               n.a.                 (0.0)
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                             3.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                        176.7                  3.1
Enron Expat Services Inc.                            8.1                  0.1
Enron Asia Pacific/Africa/China LLC                  1.4                  0.0
Enron Global LNG LLC                                 1.3                  0.0
Other Debtors                                        4.3                  0.1
Enron Overseas Services Corp.                        1.6                  0.0
Enron India Natural Gas, Inc.                        1.2                  0.0
India Electric Maintenance Ltd.                      0.0                  0.0
Enron International PAL India Ltd.                   0.0                  0.0
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                      194.6                  3.4
                                            ------------    -----------------
Total General Unsecured                            194.6                  3.4

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            194.9                  3.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    194.9                  3.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INDUSTRIAL MARKETS LLC
----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       4.2                  4.1

Intercompany Pre Petition Receivables
  from Debtors
Enron Broadband Services, Inc.                       0.1                  0.0
Enron Freight Markets Corp.                          0.0                  0.0
Enron Asia Pacific/Africa/China LLC                  0.0                  0.0
Operational Energy Corp.                             0.0                  0.0
Other                                                0.0                   --
                                            ------------    -----------------
  Total                                              0.1                  0.0

Intercompany Receivables from
  Non-Debtors
Compagnie Papiers Stadacona                          0.8                  0.8
Azurix Corp.                                         0.2                  0.2
Enron Diversified Investments Corp.                  0.0                  0.0
Big Island II, L.L.C.                                0.0                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.9                  0.9

Equity / Preferred Equity Interests
  in Affiliates
Enron Industrial Markets GP Corp.                    n.a.                 0.1
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.1
                                                            -----------------
Total Allocated - Stand-Alone                                             5.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                3.1                  0.9
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                 14.4                  4.2
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              17.5                  5.1

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              2.0                   --
Other Liabilities                                    7.1                   --

Intercompany Payables Pre Petition
Enron Corp.                                         27.3                   --
Enron Net Works LLC                                 18.6                   --
Enron North America Corp.                           15.7                   --
Enron Property & Services Corp.                      1.4                   --
Other Debtors                                        2.5                   --
DealBench L.L.C.                                     0.0                   --
Clickpaper.com, L.L.C.                               0.0                   --
Enron Industrial Markets GP Corp.                    0.0                   --
Florida Gas Transmission Company                     0.0                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       65.5                   --
                                            ------------    -----------------
Total General Unsecured                             74.6                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             92.1                  5.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                     92.1                  5.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INTERNATIONAL ASIA CORP.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
EI Guam Operations, L.L.C.                           n.a.                 4.2
EI Operations Holdings, L.L.C.                       n.a.                  --
EI Indonesia Operations L.L.C.                       n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             4.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
Enron North America Corp.                            0.6                  0.6
Enron Corp.                                          0.2                  0.2
Enron Asia Pacific/Africa/China LLC                  0.0                  0.0
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.8                  0.8
                                            ------------    -----------------
Total General Unsecured                              0.8                  0.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.0                  1.0

Equity                                              n.a.                  3.2

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.0                  4.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INTERNATIONAL ASSET MANAGEMENT CORP.
------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          0.6                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.6                  0.1

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron International Americas Corp.                   n.a.                19.1
Enron International Asia Corp.                       n.a.                 3.2
Enron International Europe Corp.                     n.a.                  --
Enron International North
  America Asset Management C                         n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                  22.3
                                                            -----------------
Total Allocated - Stand-Alone                                            22.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                            0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                  0.0
                                            ------------    -----------------
Total General Unsecured                              0.0                  0.0

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.2

Equity                                              n.a.                 22.2

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                 22.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INTERNATIONAL FUEL MANAGEMENT COMPANY
-------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Global LNG LLC                                 0.0                  0.0
Enron Corp.                                          0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                            0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                              0.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INTERNATIONAL HOLDINGS CORP.
----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     11.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               8.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
The Protane Corporation                              1.5                  1.5
Enron Commercial Finance Ltd.                        0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.5                  1.5

Intercompany Receivables from
  Non-Debtors
Electricidad Enron de Guatemala, S.A.                1.2                  0.2
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.2                  0.2

Equity / Preferred Equity Interests
  in Affiliates
Enron Global Inc.                                    n.a.                 4.0
Enron International Development Services, Inc.       n.a.                 3.9
Enron Holding Company L.L.C.                         n.a.                 3.1
Enron Java Power Corp.                               n.a.                 0.1
Other                                                n.a.                 0.0
                                                            -----------------
  Total                                                                  11.0
                                                            -----------------
Total Allocated - Stand-Alone                                            12.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                        109.0                  9.4
Enron Development Corp.                              9.7                  0.8
Enron Expat Services Inc.                            1.4                  0.1
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Global Inc.                                   25.1                  2.2
Verdenergia Enron de Puerto Rico, Inc.               0.0                  0.0
Enron Java Power Corp.                               0.0                  0.0
Enron Global Capital Company                         0.0                  0.0
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      145.2                 12.6
                                            ------------    -----------------
Total General Unsecured                            145.2                 12.6

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            145.4                 12.8

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    145.4                 12.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INTERNATIONAL INC.
------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
Enron Venezuela Ltd.                                 0.1                  0.1
Enron America del Sur S.A.                           1.3                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.4                  0.1

Equity/Preferred Equity Interests
  in Affiliates
Enron International Funding L.L.C.                   n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.1
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.1

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                   --
Other Liabilities                                   15.3                   --

Intercompany Payables Pre Petition
Enron Corp.                                        442.7                   --
Enron Caribbean Basin LLC                            0.2                   --
Enron South America LLC                              0.0                   --
Enron Asia Pacific/Africa/China LLC                  0.0                   --
Other Debtors                                        0.0                   --
Enron Pipeline Company - Argentina S.A.              1.8                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      444.7                   --
                                            ------------    -----------------
Total General Unsecured                            460.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            460.0                  0.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    460.3                  0.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON INTERNATIONAL KOREA HOLDINGS CORP.
----------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------

  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          0.5                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.5                  0.1

Intercompany Receivables from
  Non-Debtors
Enron International Korea Holdings Company Ltd.      0.1                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.1                  0.1

Equity / Preferred Equity Interests
  in Affiliates
Enron International Korea Holdings Company Ltd.      n.a.               163.3
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                 163.3
                                                            -----------------
Total Allocated - Stand - Alone                                         163.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE         STAND-ALONE VALUE
                                            ------------    -------------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Asia Pacific/Africa/China LLC                  0.1                  0.1
Enron Development Funding Ltd.                       0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.1                  0.1
                                            ------------    -----------------
Total General Unsecured                              0.1                  0.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.4                  0.4
Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand - Alone                    0.4                163.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON LIQUID FUELS, INC.
------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     10.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               6.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.6
Directly Held Assets to be Liquidated                n.a.                 0.1
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                 2.6
                                                            -----------------
  Total Directly Held Assets                                              3.2

Intercompany Post Petition Receivables
  from Debtors                                       2.7                  2.7

Intercompany Pre Petition Receivables
  from Debtors
Enron Capital & Trade Resources
  International Corp.                                1.9                  0.5
Enron Gas Liquids, Inc.                              3.6                  0.3
Enron Freight Markets Corp.                          0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              5.5                  0.8

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  8.7                  8.7
Enron Administrative Services Corp.                  6.4                  6.4
Enron Fuels Caribbean, L.P.                          3.0                  1.6
Enron Capital & Trade Global Resources Corp.         1.2                  0.7
Other                                                0.3                  0.2
                                            ------------    -----------------
  Total                                             19.6                 17.5

Equity / Preferred Equity Interests
  in Affiliates
Enron Fuels Company II, LLC                          n.a.                  --
Enron Fuels Company I, LLC                           n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            24.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                4.2                  4.2
Secured Claims                                        --                   --
Priority Claims                                      0.9                  0.9
Intercompany Payables Post Petition                  1.9                  1.9
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               7.0                  7.0

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             37.6                  2.3
Other Liabilities                                  145.6                  9.1

Intercompany Payables Pre Petition
Enron Corp.                                         51.1                  3.2
Risk Management & Trading Corp.                     23.7                  1.5
Enron North America Corp.                            2.5                  0.2
EnronOnLine, LLC                                     0.1                  0.0
Other Debtors                                        0.1                  0.0
Enron Fuels Caribbean, L.P.                         16.3                  1.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       93.9                  5.8
                                            ------------    -----------------
Total General Unsecured                            277.1                 17.3


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            284.1                 24.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    284.1                 24.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON LIQUID SERVICES CORP.
---------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                            ------------    -----------------

  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Transportation Services Company                5.9                  5.9
Enron Corp.                                         29.5                  4.8
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             35.4                 10.7

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron Processing Properties, Inc.                   n.a.                   --
Port Arthur Olefins, L.L.C.                         n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            10.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Enron Operations Services Corp. (ETS)                0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                  0.0
                                            ------------    -----------------
Total General Unsecured                              0.0                  0.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.4                  0.4

Equity                                              n.a.                 10.4

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.4                 10.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON LNG MARKETING LLC
-----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 31.5
Directly Held Assets to be Liquidated               n.a.                  1.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             32.4

Intercompany Post Petition Receivables
  from Debtors                                       0.1                  0.1

Intercompany Pre Petition Receivables
  from Debtors
Risk Management & Trading Corp.                     11.1                 11.1
Enron Corp.                                          4.8                  0.8
Enron North America Corp.                            0.6                  0.1
                                                      --                   --

Other                                                 --                   --
                                            ------------    -----------------
  Total                                             16.5                 12.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            44.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  1.3                  1.3
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.6                  1.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              2.6                  2.6
Other Liabilities                                    0.5                  0.5

Intercompany Payables Pre Petition
Enron LNG Shipping Company                           0.9                  0.9
Enron Caribbean Basin LLC                            0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.9                  0.9
                                            ------------    -----------------
Total General Unsecured                              4.0                  4.0

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              5.6                  5.6

Equity                                              n.a.                  39.0
                                            ------------    -----------------
  Total Allocated - Stand-Alone                      5.6                 44.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON LNG SHIPPING COMPANY
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                26.9
Directly Held Assets to be Liquidated                n.a.                 0.8
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             27.8

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron LNG Marketing LLC                              0.9                  0.9
Enron Global LNG LLC                                 0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.9                  0.9

Intercompany Receivables from
  Non-Debtors
Enron LNG (BVI) Marketing Ltd.                       0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            28.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.7                  0.7
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  2.4                  2.4
                                            ------------    -----------------
  Total Administrative, Secured & Priority           3.1                  3.1

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              3.1                  3.1

Equity                                              n.a.                 25.6

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      3.1                 28.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON MACHINE AND MECHANICAL SERVICES, INC.
-------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      8.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               3.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Operations Services Corp. (ETS)                0.9                  0.2
Enron Transportation Service Company                 0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.0                  0.2

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates                                       --                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre-Petition
Enron Corp.                                          1.1                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        1.1                  0.0
                                            ------------    -----------------
Total General Unsecured                              1.1                  0.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.3                  0.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                      1.3                  0.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON MANAGEMENT, INC.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     11.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               8.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       0.2                  0.2

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                           89.2                 18.0
EGP Fuels Company                                  157.8                  0.2
Enron Energy Services Operations, Inc.               1.1                  0.2
Enron Engineering & Construction Company             0.4                  0.1
Other                                                1.8                  0.3
                                            ------------    -----------------
  Total                                            250.2                 18.7

Intercompany Receivables from
  Non-Debtors
Transwestern Pipeline Company                        0.0                  0.0
Azurix Corp.                                         0.0                  0.0
Citrus Corp.                                         0.0                  0.0
EGEP Services Inc.                                   0.1                  0.0
Other                                                0.0                  0.0
                                            ------------    -----------------
  Total                                              0.1                  0.1

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            18.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                2.2                  2.2
Secured Claims                                        --                   --
Priority Claims                                      0.2                  0.2
Intercompany Payables Post Petition                  2.6                  2.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               5.0                  5.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                      0.0                  0.0
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                  155.9                 13.2

Intercompany Payables Pre Petition
Enron Corp.                                          6.1                  0.5
Enron Property & Services Corp.                      2.0                  0.2
Enron Global LNG LLC                                 0.0                  0.0
                                                      --                   --
Other Debtors                                         --                   --
Northern Plains Natural Gas Company                  0.2                  0.0
Florida Gas Transmission Company                     0.1                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                   (0.0)                  --
                                            ------------    -----------------
  Total Intercompany Payables                        8.4                  0.7
                                            ------------    -----------------
Total General Unsecured                            164.3                 13.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            169.4                 18.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    169.4                 18.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON MAURITIUS COMPANY
------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
Enron India Private Ltd.                             0.1                  0.0
NTM Holdings Ltd.                                    0.0                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.1                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Dabhol Power Company                                 n.a.                  --
NTM Holdings Ltd.                                    n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                1.7                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.3                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               2.0                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.6                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                         41.1                   --
Enron Development Corp.                             38.3                   --
Enron India LLC                                      1.1                   --
Atlantic Commercial Finance, Inc.                    0.0                   --
Other Debtors                                         --                   --
Enron Netherlands Holding B.V.                       3.4                   --
Enron India Private Ltd.                             0.1                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       84.0                   --
                                            ------------    -----------------
Total General Unsecured                             85.6                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             87.7                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     87.7                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON METALS & COMMODITY CORP.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     30.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              35.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                29.3
Directly Held Assets to be Liquidated                n.a.                 2.5
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             31.8

Intercompany Post Petition Receivables
  from Debtors                                       0.5                  0.5

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         93.8                 15.4
Enron Credit Inc.                                    0.0                  0.0
Enron Global Markets LLC                             0.0                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             93.8                 15.4

Intercompany Receivables from
  Non-Debtors
Enron Trading Services Inc.                          3.4                  3.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              3.4                  3.4

Equity / Preferred Equity Interests
  in Affiliates
Enron Metals (Australia) Pty Ltd                     n.a.                 0.1
Enron Trading Limited                                n.a.                 0.0
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.1
                                                            -----------------
Total Allocated - Stand-Alone                                            51.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                2.7                  2.7
Secured Claims                                       0.9                  0.9
Priority Claims                                      0.2                  0.2
Intercompany Payables Post Petition                  3.6                  3.6
                                            ------------    -----------------
  Total Administrative, Secured & Priority           7.4                  7.4

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                    101.7                 36.4
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              8.6                  3.1
Other Liabilities                                   10.4                  3.7

Intercompany Payables Pre Petition
Enron Net Works LLC                                  0.1                  0.0
Enron Power Marketing, Inc.                          0.1                  0.0
Enron Freight Markets Corp.                          0.0                  0.0
Enron Property & Services Corp.                      0.0                  0.0
Other Debtors                                        0.0                  0.0
Enron Trade Services Holdings Inc.                   1.3                  0.5
Enron Trading Limited                                0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        1.6                  0.6
                                            ------------    -----------------
Total General Unsecured                            122.2                 43.7


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            129.7                 51.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    129.7                 51.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON METHANOL COMPANY
----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                 0.5
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.5

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Risk Management & Trading Corp.                      2.7                  2.7
Enron Gas Liquids, Inc.                              3.5                  0.3
EGP Fuels Company                                    6.8                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             13.1                  3.0

Intercompany Receivables from
  Non-Debtors
Florida Gas Transmission Company                     0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             3.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                2.8                  1.9
Secured Claims                                       0.9                  0.9
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                  1.1                  0.8
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               4.8                  3.5

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.7                   --
Other Liabilities                                   10.6                   --

Intercompany Payables Pre Petition
Enron Corp.                                         45.3                   --
Enron Net Works LLC                                  0.0                   --
Enron Property & Services Corp.                      0.0                   --
Enron Transportation Services Company                0.0                   --
Other Debtors                                        0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       45.4                   --
                                            ------------    -----------------
Total General Unsecured                             56.7                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             61.5                  3.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     61.5                  3.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON MIDDLE EAST LLC
---------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      7.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               2.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------

  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                            3.2                  0.7
Enron Global LNG LLC                                 0.6                  0.6
Enron India LLC                                      0.7                  0.0
Enron Liquid Fuels, Inc.                             0.1                  0.0
Other                                                0.0                  0.0
                                            ------------    -----------------
  Total                                              4.7                  1.3

Intercompany Receivables from
  Non-Debtors
Enron Global Mauritus Company, L.L.C.                0.0                  0.0
Enron Gaza International Ltd.                       12.8                  0.0
Enron Mauritus Pakistan Company, L.L.C.              0.0                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             12.8                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Enron Oman Gas Pipeline Operations Ltd.             n.a.                  0.0
Enron Oman Cooling Ltd.                             n.a.                  0.0
Enron Jebel Ali Power Ltd.                          n.a.                  0.0
Enron Saudi Holdings Ltd.                           n.a.                  0.0
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                             1.3
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.3                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                         23.7                  0.6
Enron Caribbean Basin LLC                            8.7                  0.2
Atlantic Commercial Finance, Inc.                    5.9                  0.2
Enron Expat Services Inc.                            1.3                  0.0
Other Debtors                                        1.0                  0.0
Enron Middle East Ltd.                               0.7                  0.0
EGEP Services Inc.                                   0.4                  0.0
Enron Australia Pty Limited                          0.0                  0.0
Enron Transition Company, Inc.                       0.0                  0.0
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                       41.9                  1.1
                                            ------------    -----------------
Total General Unsecured                             42.2                  1.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             42.4                  1.3

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     42.4                  1.3
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON NATURAL GAS MARKETING CORP.
----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     23.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              25.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                      17.4                 17.4

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                        3,265.5                657.7
Risk Management & Trading Corp.                    320.4                320.4
Enron North America Corp.                          866.0                174.4
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                          4,452.0              1,152.5

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                         1,169.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               15.8                 15.8
Secured Claims                                        --                   --
Priority Claims                                      1.8                  1.8
Intercompany Payables Post Petition                 10.8                 10.8
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              28.4                 28.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                    546.4                139.9
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                            251.8                 64.5
Other Liabilities                                   58.3                 14.9

Intercompany Payables Pre Petition
Enron Corp.                                      3,584.0                917.8
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Compression Services Company                  14.9                  3.8
Enron Canada Corp.                                   2.0                  0.5
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                    3,601.0                922.1
                                            ------------    -----------------
Total General Unsecured                          4,457.5              1,141.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          4,485.9              1,169.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  4,485.9              1,169.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON NET WORKS LLC
-------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     14.9%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              13.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.3
Directly Held Assets to be Liquidated               n.a.                  0.3
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.7

Intercompany Post Petition Receivables
  from Debtors                                     199.7                195.1

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services Operations, Inc.              21.2                  3.1
EnronOnline, LLC                                    15.5                  2.4
Enron South America                                  5.2                  1.5
Enron Caribbean Basin LLC                            8.4                  1.3
Other                                               80.8                  4.9
                                            ------------    -----------------
  Total                                            131.2                 13.2

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                        7.0                  1.1
CGNN Holding Company, Inc.                           0.9                  0.9
Enron Canada Corp.                                   0.6                  0.6
Florida Gas  Transmission Company                    0.5                  0.5
Other                                               36.5                  4.1
                                            ------------    -----------------
  Total                                             45.6                  7.3

Equity / Preferred Equity Interests
  in Affiliates
EnronOnline, LLC                                    n.a.                   --
DealBench L.L.C.                                    n.a.                   --
Commodity Logic LLC                                 n.a.                   --
Clickpaper.com, L.L.C.                              n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                           216.3
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                2.6                  2.6
Secured Claims                                       0.1                  0.1
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                162.7                162.7
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                             165.5                165.5

Pre Petition General
  Unsecured Claims
Debt                                                 1.9                  0.3
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             29.4                  3.9
Other Liabilities                                    5.6                  0.7

Intercompany Payables Pre Petition
Enron Corp.                                        346.1                 45.5
Enron Property & Services Corp.                      3.0                  0.4
Enron Broadband Services, L.P.                       0.3                  0.0
Enron Management, Inc.                               0.2                  0.0
Other Debtors                                        0.1                  0.0
Enron Overseas Service Corp.                         0.1                  0.0
Enron Venezuela Ltd.                                 0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      349.8                 46.0
                                            ------------    -----------------
Total General Unsecured                            386.7                 50.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            552.1                216.3

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand Alone                    552.1                216.3
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON NORTH AMERICA CORP.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     19.8%
PLAN GUARANTEE                                                             17.0%
Stand-Alone General Unsecured                                              20.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.              1,432.1
Directly Held Assets to be Liquidated               n.a.                303.6
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                325.9
                                                            -----------------
  Total Directly Held Assets                                          2,061.6

Intercompany Post Petition Receivables
  from Debtors                                    410.5                 409.5

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                     12,698.6              2,084.0
Enron Capital & Trade Resources
  International Corp.                              448.0                127.1
Enron Power Corp.                                   65.3                 23.8
Oswego Cogen Company, LLC                          388.5                 15.0
Other                                              492.4                 73.0
                                            ------------    -----------------
  Total                                         14,092.8              2,323.0

Intercompany Receivables from
  Non-Debtors
Swee'P, L.L.C.                                     308.8                 50.5
ECT Investing Partners, L.P.                        48.8                 48.8
Sundance Industrial Partners, L.P.                  21.3                 21.3
ECT Europe Finance, Inc.                            47.2                 14.4
Other                                               98.3                 45.4
                                            ------------    -----------------
  Total                                            524.4                180.4

Equity / Preferred Equity Interests
  in Affiliates
Enron Canada Corp.                                  n.a.                867.8
Compagnie Papiers Stadacona                         n.a.                 98.0
Enron Compression Services Company                  n.a.                 46.1
Enron Administrative Services Corp.                 n.a.                 38.5
Other                                               n.a.                142.0
                                                            -----------------
  Total                                                               1,192.5
                                                            -----------------
Total Allocated - Stand-Alone                                         6,167.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)              222.2                222.2
Secured Claims                                      22.4                 22.4
Priority Claims                                     47.3                 47.3
Intercompany Payables Post Petition                462.5                462.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                             754.4                754.4

Pre Petition General
  Unsecured Claims
Debt                                                 7.4                  1.5
SPE Obligations                                  8,769.6              1,766.2
Guarantee Obligations                                0.0                  0.0
Trade & A/P Liabilities                          2,646.0                532.9
Other Liabilities                                1,918.1                386.3

Intercompany Payables Pre Petition
Enron Power Marketing, Inc.                     5,137.1               1,034.6
Enron Natural Gas Marketing Corp.               3,265.5                 657.7
Risk Management & Trading Corp.                 2,785.4                 561.0
Enron National Gas Marketing Corp.                866.0                 174.4
Other Debtors                                     759.7                 153.0
Enron MW, L.L.C.                                  363.2                  73.1
New Albany Power I, L.L.C.                        131.1                  26.4
Fishtail LLC                                       85.4                  17.2
Citrus Corp.                                       62.9                  12.7
Other Non-Debtors                                  77.7                  15.7
                                            ------------    -----------------
  Total Intercompany Payables                   13,534.0              2,725.7
                                            ------------    -----------------
Total General Unsecured                         26,875.1              5,412.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                         27,629.6              6,167.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                 27,629.6              6,167.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON OPERATIONS SERVICES CORP. (ETS)
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     21.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              22.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                23.9
Directly Held Assets to be Liquidated                n.a.                 0.8
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                 2.5
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             27.2

Intercompany Post Petition Receivables
  from Debtors                                       0.2                  0.2

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        300.0                 49.2
Calypso Pipeline, LLC                                0.2                  0.2
LOA, Inc.                                            0.2                  0.1
Enron North America Corp.                            0.1                  0.0
Other                                                0.9                  0.0
                                            ------------    -----------------
  Total                                            301.4                 49.5

Intercompany Receivables from
  Non-Debtors
Northern Plains Natural Gas Company                  0.9                  0.9
Northern Plains Natural Gas Company                  0.1                  0.1
Transportation Trading Services Company              0.1                  0.1
Florida Gas Transmission Company                     0.0                  0.0
Other                                                0.2                  0.0
                                            ------------    -----------------
  Total                                              1.3                  1.1

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            78.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                      3.6                  3.6
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               3.9                  3.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                      0.0                  0.0
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Enron Transportation Services Company              303.0                 69.2
Enron Property & Services Corp.                      8.6                  2.0
Enron Pipeline Services Company                      4.3                  1.0
Enron Pipeline Construction Services
  Company                                            3.1                  0.7
Other Debtors                                        2.8                  0.6
Houston Pipe Line Operations                         1.2                  0.3
Pan Border Gas Company                               1.1                  0.3
Enron Administrative Services Corp.                  0.0                  0.0
EGEP Services Inc.                                   0.0                  0.0
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                      324.1                 74.1
                                            ------------    -----------------
Total General Unsecured                            324.2                 74.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            328.1                 78.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    328.1                 78.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON PERMIAN GATHERING INC.
----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          9.0                  1.5
Enron Transportation Services Company                0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              9.0                  1.5

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             1.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.2

Equity                                              n.a.                  1.3

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  1.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON PIPELINE CONSTRUCTION SERVICES COMPANY
--------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 3.2
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              3.2

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Operations Services Corp. (ETS)                3.1                  0.7
Enron Corp.                                          1.6                  0.3
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              4.8                  1.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron Facility Services, Inc.                        n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              4.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Equipment Procurement Company                  1.6                  1.6
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        1.6                  1.6
                                            ------------    -----------------
Total General Unsecured                              1.6                  1.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.7                  1.7

Equity                                              n.a.                  2.4

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.7                  4.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON PIPELINE SERVICES COMPANY
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --
Intercompany Post Petition Receivables
  from Debtors                                       0.4                  0.2

Intercompany Pre Petition Receivables
  from Debtors
Enron Operations Services Corp. (ETS)                4.3                  1.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              4.3                  1.0

Intercompany Receivables from
  Non-Debtors
Integrated Process Technologies,LLC                  0.0                  0.0
Roadrunner I LLC                                     0.0                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             1.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                      3.2                  1.0
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               3.4                  1.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    2.0                   --

Intercompany Payables Pre Petition
Enron Corp.                                          4.7                   --
Enron Net Works LLC                                  0.4                   --
Enron Transportation Services Company                0.2                   --
Enron Property & Services Corp.                      0.2                   --
Other Debtors                                        0.0                   --
CGNN Holding Company, Inc.                           0.2                   --
Northern Border P/L - Prebuild                       0.0                   --
Houston Pipe Line Operations                         0.0                   --
Citrus Corp.                                         0.0                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        5.7                   --
                                            ------------    -----------------
Total General Unsecured                              7.7                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             11.1                  1.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     11.1                 1.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON POWER & INDUSTRIAL CONSTRUCTION COMPANY
---------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
National Energy Production Corporation              33.4                   --

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             33.4                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE         STAND-ALONE VALUE
                                            ------------    -------------------
Administrative Claims (Post Petition)                0.3                   --
Secured Claims                                        --                   --
Priority Claims                                      0.1                   --
Intercompany Payables Post Petition                  9.0                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               9.4                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.2                   --
Other Liabilities                                    0.0                   --

Intercompany Payables Pre Petition
Enron Corp.                                         15.7                   --
Enron Engineering & Construction Company             3.4                   --
Enron Power Corp.                                    0.1                   --
Enron Broadband Services, Inc.                       0.0                   --
Other Debtors                                        0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       19.2                   --
                                            ------------    -----------------
Total General Unsecured                             20.4                   --

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             29.8                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     29.8                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON POWER CORP.
-----------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     31.2%
PLAN GUARANTEE                                                             28.4%
Stand-Alone General Unsecured                                              36.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 10.7
Directly Held Assets to be Liquidated               n.a.                  0.4
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             11.1

Intercompany Post Petition Receivables
  from Debtors                                       2.2                  1.5

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        257.9                 42.3
Enron Asia Pacific/Africa/China LLC                  4.5                  1.7
Enron Development Corp.                              5.4                  0.9
LINGTEC Constructors L.P.                            0.2                  0.0
Other                                                0.1                  0.0
                                            ------------    -----------------
  Total                                            268.0                 45.0

Intercompany Receivables from
  Non-Debtors
Enron Power Corp. - U.S.                            19.3                  8.3
Enron Europe L.L.C.                                 45.5                  4.6
Enron Power Operating Company                        8.0                  2.2
Enron Equipment Installation Company                 3.5                  0.7
Other                                                0.4                  0.1
                                            ------------    -----------------
  Total                                             76.7                 15.9

Equity / Preferred Equity Interests
  in Affiliates
Enron Subic Power Corp.                             n.a.                  0.3
Enron Power Holdings B.V.                           n.a.                  0.2
Enron Pipeline Construction - India,
  Limited Partnership                               n.a.                   --
Enron Power Operating Company                       n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   0.5
                                                            -----------------
Total Allocated - Stand-Alone                                            74.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                5.2                  5.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               5.2                  5.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                               27.6                 10.0
Trade & A/P Liabilities                              0.1                  0.0
Other Liabilities                                    6.0                  2.2

Intercompany Payables Pre Petition
Enron North America Corp.                           65.3                 23.8
Enron Engineering & Construction Company            49.1                 17.9
Superior Construction Company                        1.0                  0.4
Enron Property & Services Corp.                      0.2                  0.1
Other Debtors                                        0.2                  0.1
Enron Power Construction Company                    27.3                 10.0
ECT Europe, Inc.                                    11.9                  4.3
Enron Export Sales Ltd.                              0.0                  0.0
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      155.0                 56.5
                                            ------------    -----------------
Total General Unsecured                            188.6                 68.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            193.9                 74.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    193.9                 74.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON POWER MARKETING, INC.
---------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     22.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              24.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                786.1
Directly Held Assets to be Liquidated               n.a.                 23.7
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                309.6
                                                                     --------
  Total Directly Held Assets                                          1,119.4

Intercompany Post Petition Receivables
  from Debtors                                     232.0                232.0

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                        5,137.1              1,034.6
Enron Energy Services, Inc.                         97.2                 19.3
Enron Energy Marketing Corp.                        36.4                  9.5
Enron Gas Liquids, Inc.                              1.9                  0.1
Other                                                0.3                  0.1
                                            ------------    -----------------
  Total                                          5,272.8              1,063.6

Intercompany Receivables from
  Non-Debtors
Enron Canada Corp.                                   0.6                  0.6
Enron Canada Corp.                                   0.0                  0.0
Enron California Municipal Services, Inc.            0.0                  0.0
Enron California Municipal Services, Inc.            0.0                  0.0
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.6                  0.6

Equity / Preferred Equity Interests
  in Affiliates
Enron Power Northwest Co., a division
  of EPMI                                           n.a.                   --
Enron Power Pacific Co., a division of
  EPMI                                              n.a.                   --
Enron Power Oregon Co., a division of
  EPMI                                              n.a.                   --
Enron Power Washington Co., a division
  of EPMI                                           n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                         2,415.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               69.8                 69.8
Secured Claims                                        --                   --
Priority Claims                                     18.4                 18.4
Intercompany Payables Post Petition                 74.6                 74.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                             162.8                162.8

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                     72.2                 17.5
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                          1,087.2                262.8
Other Liabilities                                1,500.6                362.7

Intercompany Payables Pre Petition
Enron Corp.                                      4,759.9              1,150.6
Risk Management & Trading Corp.                  1,883.3                455.3
Enron Net Works LLC                                  1.5                  0.4
EnronOnLine, LLC                                     1.0                  0.2
Other Debtors                                         --                   --
New Albany Power I, L.L.C.                          10.7                  2.6
Enron Sandhill Limited Partnership                   3.0                  0.7
Portland General Electric Company                    0.3                  0.1
Enron Compression Services Company                   0.2                  0.0
Other Non-Debtors                                    0.2                  0.1
                                            ------------    -----------------
  Total Intercompany Payables                    6,660.2              1,609.9
                                            ------------    -----------------
Total General Unsecured                          9,320.2              2,253.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          9,483.0              2,415.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  9,483.0              2,415.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON PROCESSING PROPERTIES, INC.
---------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                       0.0                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.9                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                          0.8                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.8                   --
                                            ------------    -----------------
Total General Unsecured                              1.7                   --

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              2.0                   --

Equity                                              n.a.                   --
                                            ------------    -----------------
  Total Allocated - Stand-Alone                      2.0                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON PROPERTY & SERVICES CORP.
--------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      7.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               2.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.3
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.3

Intercompany Post Petition Receivables
  from Debtors                                      20.4                 20.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Broadband Services, Inc.                      51.7                  4.7
Enron Energy Services Operations, Inc.              31.1                  4.6
Enron Operations Services Corp. (ETS)                8.6                  2.0
Enron Engineering & Construction Company            11.8                  1.9
Other                                               38.3                  6.0
                                            ------------    -----------------
  Total                                            141.5                 19.3

Intercompany Receivables from
  Non-Debtors
CGNN Holding Company, Inc.                           1.3                  1.3
Transwestern Pipeline Company                        0.9                  0.9
Northern Plains Natural Gas Company                  0.4                  0.4
Florida Gas Transmission Company                     0.4                  0.4
Other                                                8.4                  1.6
                                            ------------    -----------------
  Total                                             11.4                  4.6

Equity / Preferred Equity Interests
  in Affiliates
Enron Northwest Finance, LLC                         n.a.                 0.7
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.7
                                                            -----------------
Total Allocated - Stand-Alone                                            44.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                3.8                  3.8
Secured Claims                                       2.5                  2.5
Priority Claims                                      2.2                  2.2
Intercompany Payables Post Petition                 23.5                 23.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              31.9                 31.9

Pre Petition General
  Unsecured Claims
Debt                                                 0.0                  0.0
SPE Obligations                                    232.4                  6.1
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              8.8                  0.2
Other Liabilities                                   82.5                  2.2

Intercompany Payables Pre Petition
Enron Corp.                                        170.5                  4.5
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Affiliated Building Services, Inc.                   0.1                  0.0
ECT Investments, Inc.                                0.0                  0.0
Enron Northwest Finance, LLC                         0.0                  0.0
                                                      --                   --
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                      170.6                  4.5
                                            ------------    -----------------
Total General Unsecured                            494.3                 13.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            526.2                 44.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    526.2                 44.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON RENEWABLE ENERGY CORP.
----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      9.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               5.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                       DEBTOR'S STAND ALONE ASSETS
                                                    ---------------------------------
                                                       FACE         STAND-ALONE VALUE
                                                    ------------    -----------------
Cash                                                         n.a.                 0.0
Directly Held Assets to be Liquidated                        n.a.                  --
Interests in PGE to be Liquidated                            n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                            n.a.                  --
Directly Held Assets Transferred
  to Prisma                                                  n.a.                  --
Directly Held Trading Book Assets                            n.a.                  --
                                                                    -----------------
  Total Directly Held Assets                                                      0.0

Intercompany Post Petition Receivables
  from Debtors                                                --                   --

Intercompany Pre Petition Receivables
  from Debtors
Smith Street Land Company                                  147.9                 15.9
Enron Caribbean Basin LLC                                    0.1                  0.0
                                                              --                   --
                                                              --                   --
Other                                                         --                   --
                                                    ------------    -----------------
  Total                                                    148.0                 16.0

Intercompany Receivables from
  Non-Debtors
Spotted Holdings LP                                          0.0                  0.0
                                                              --                   --
                                                              --                   --
                                                              --                   --
Other                                                         --                   --
                                                    ------------    -----------------
  Total                                                      0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Enron Solar Energy, Inc.                                     n.a.                 1.7
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)              n.a.                  --
                                                             n.a.                  --
                                                             n.a.                  --
Other                                                        n.a.                  --
                                                                    -----------------
  Total                                                                           1.7
                                                                    -----------------
Total Allocated - Stand-Alone                                                    17.7
                                                                    =================

                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                   -----------------------------------
                                                        FACE        STAND-ALONE VALUE
                                                    ------------    -----------------
Administrative Claims (Post Petition)                        0.8                  0.8
Secured Claims                                                --                   --
Priority Claims                                               --                   --
Intercompany Payables Post Petition                           --                   --
                                                    ------------    -----------------
  Total Administrative Secured & Priority                    0.8                  0.8

Pre Petition General Unsecured Claims
Debt                                                          --                   --
SPE Obligations                                               --                   --
Guarantee Obligations                                         --                   --
Trade & A/P Liabilities                                       --                   --
Other Liabilities                                            4.0                  0.2

Intercompany Payables Pre Petition
Enron Corp.                                                199.4                 10.6
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)             77.7                  4.1
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems)            4.5                  0.2
Enron Property & Services Corp.                              0.4                  0.0
Other Debtors                                                0.6                  0.0
Enron Solar Energy, Inc.                                    31.4                  1.7
Enron America do Sul Ltda.                                   0.0                  0.0
Zond Constructors II, Inc.                                   0.0                  0.0
                                                              --                   --
Other Non-Debtors                                             --                   --
                                                    ------------    -----------------
  Total Intercompany Payables                              313.9                 16.7
                                                    ------------    -----------------
Total General Unsecured                                    317.9                 16.9


Subordinated Claims                                           --                   --
                                                    ------------    -----------------
  Total                                                    318.7                 17.7

Equity                                                      n.a.                   --

                                                    ------------    -----------------
  Total Allocated - Stand-Alone                            318.7                 17.7
                                                    ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON RESERVE ACQUISITION CORP.
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     22.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              24.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 27.5
Directly Held Assets to be Liquidated               n.a.                  1.7
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                 30.1
                                                            -----------------
  Total Directly Held Assets                                             59.2

Intercompany Post Petition Receivables
  from Debtors                                       8.6                  8.6

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        182.4                 29.9
Enron Energy Services Operations, Inc.               0.0                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            182.4                 29.9

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                 41.2                 41.2
Enron Administrative Services Corp.                  2.1                  2.1
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             43.3                 43.3

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           141.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                4.0                  4.0
Secured Claims                                       0.2                  0.2
Priority Claims                                      2.7                  2.7
Intercompany Payables Post Petition                 27.6                 27.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              34.5                 34.5

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                    136.7                 33.3
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             16.9                  4.1
Other Liabilities                                  154.5                 37.7

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                     71.9                 17.5
Enron North America Corp.                           56.3                 13.7
Enron Net Works LLC                                  0.3                  0.1
Enron North America Corp.                            0.2                  0.0
Other Debtors                                        0.3                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      129.0                 31.5
                                            ------------    -----------------
Total General Unsecured                            437.1                106.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            471.5                141.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    471.5                141.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON SOUTH AMERICA LLC
-----------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     25.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              28.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                17.7
Directly Held Assets to be Liquidated                n.a.                 0.5
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                17.3
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             35.5

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                           17.2                 3.5
Enron Development Funding Ltd.                       6.1                 1.2
Enron Caribbean Basin LLC                            5.8                 0.9
Enron Engineering & Construction Company             5.0                 0.8
Other                                                5.1                 0.5
                                            ------------    -----------------
  Total                                             39.1                 6.9

Intercompany Receivables from
  Non-Debtors
Enron America do Sul Ltda.                           2.6                 2.6
Enron International Bolivia Holdings Ltd.            5.9                 1.5
Enron (Bolivia) C.V.                                 1.2                 1.2
Enron Transportadora Holdings Ltd.                   0.9                 0.9
Other                                               58.6                 1.8
                                            ------------    -----------------
  Total                                             69.2                 8.0

Equity / Preferred Equity Interests
  in Affiliates
Enron Transportadora Holdings Ltd.                  n.a.                 42.8
Bolivia Holdings Ltd.                               n.a.                 12.5
Enron Brazil Energy Investments Ltd.                n.a.                  3.4
Southern Cone Gas Ltd.                              n.a.                  1.1
Other                                               n.a.                  0.0
                                                            -----------------
  Total                                                                  59.8
                                                            -----------------
Total Allocated - Stand-Alone                                           110.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -------------------
Administrative Claims (Post Petition)                0.4                  0.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.0
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Atlantic Commercial Finance, Inc.                  144.2                 41.3
Enron Corp.                                        140.9                 40.3
Enron Development Corp.                             50.8                 14.5
Enron Expat Services Inc.                           14.3                  4.1
Other Debtors                                       18.1                  5.2
Enron Brazil Energy Investments Ltd.                12.0                  3.4
GasOriente Boliviano Ltda.                           1.2                  0.3
Enron Brazil Services Ltd.                           0.8                  0.2
Enron Transredes Services L.L.C.                     0.6                  0.2
Other Non-Debtors                                    0.7                  0.2
                                            ------------    -----------------
  Total Intercompany Payables                      383.6                109.8
                                            ------------    -----------------
Total General Unsecured                            383.7                109.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            384.1                110.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    384.1                110.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON TELECOMMUNICATIONS, INC.
-----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                   --
Directly Held Assets to be Liquidated                n.a.                   --
Interests in PGE to be Liquidated                    n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                   --
Directly Held Assets Transferred
  to Prisma                                          n.a.                   --
Directly Held Trading Book Assets                    n.a.                   --
                                                             -----------------
  Total Directly Held Assets                                                --

Intercompany Post Petition Receivables
  from Debtors                                        0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Euron Broadband Services, Inc.                        0.0                  0.0
                                                       --                   --
                                                       --                   --
                                                       --                   --
Other                                                  --                   --
                                             ------------    -----------------
  Total                                               0.0                  0.0

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                   --
                                                     n.a.                   --
                                                     n.a.                   --
Other                                                n.a.                   --
                                                     n.a.                   --
                                                             -----------------
  Total                                                                     --
                                                             -----------------
Total Allocated - Stand-Alone                                             0.0
                                                             =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.0                   --

Intercompany Payables Pre Petition
Enron Corp.                                          0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Administrative Services Corp.                  0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                   --
                                            ------------    -----------------
Total General Unsecured                              0.0                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON TRAILBLAZER PIPELINE COMPANY
----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.3
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.3

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         26.8                  4.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             26.8                  4.4

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Trailblazer Pipeline Company (general
  partnership)                                       n.a.                  --
Enron Trailblazer, L.L.C.                            n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             4.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.3

Equity                                              n.a.                  4.3

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.3                  4.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON TRANSPORTATION SERVICES COMPANY
-------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.5
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                  1.9
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              2.4

Intercompany Post Petition Receivables
  from Debtors                                      0.3                   0.2

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                         440.9                  88.8
Enron Operations Services Corp. (ETS)             303.0                  69.2
Enron Development Corp.                           406.1                  68.7
Enron Corp.                                       174.1                  28.6
Other                                               0.6                   0.0
                                            ------------    -----------------
  Total                                         1,324.6                 255.3

Intercompany Receivables from
  Non-Debtors
ECT Investments Holding Corp.                       11.0                 11.0
ECT Investing Partners, L.P.                         1.2                  1.2
EOTT Energy Corp.                                    1.6                  0.3
Florida Gas Transmission Company                     0.2                  0.2
Other                                                0.1                  0.0
                                            ------------    -----------------
  Total                                             14.1                 12.8

Equity / Preferred Equity Interests
  in Affiliates
Transwestern Holding Company, Inc.                  n.a.                581.0
CGNN Holding Company, Inc.                          n.a.                333.6
ECT Investing Partners, L.P.                        n.a.                 25.3
Transwestern Gathering Company                      n.a.                 10.2
Other                                               n.a.                  5.3
                                                            -----------------
  Total                                                                 955.5
                                                            -----------------
Total Allocated - Stand-Alone                                         1,226.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               15.5                 15.5
Secured Claims                                        --                   --
Priority Claims                                      0.2                  0.2
Intercompany Payables Post Petition                 26.0                 26.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              41.6                 41.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                     51.6                 51.6
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.1
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
Enron Liquid Services Corp.                          5.9                  5.9
Enron Permian Gathering Inc.                         0.0                  0.0
Operational Energy Corp.                             0.0                  0.0
Enron Machine and Mechanical Services, Inc.          0.0                  0.0
Other Debtors                                        0.0                  0.0
CGNN Holding Company, Inc.                           1.0                  1.0
Northern Plains Natural Gas Company                  0.2                  0.2
Transportation Trading Services Company              0.1                  0.1
Enron Operations, L.P.                               0.0                  0.0
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                        7.3                  7.3
                                            ------------    -----------------
Total General Unsecured                             59.0                 59.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            100.6                100.6

Equity                                              n.a.              1,125.5

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    100.6              1,226.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON VENTURES CORP.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     14.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              12.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                  1.5
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              1.5

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                            0.1                  0.0
San Juan Gas Company, Inc.                           1.1                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.2                  0.0

Intercompany Receivables from
  Non-Debtors
JSB Asset, L.L.C.                                   35.3                 23.2
Enron Americas Energy Services, Inc.                 0.4                  0.0
Enron Property Management Corp.                      0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             35.7                 23.2

Equity / Preferred Equity Interests
  in Affiliates
Enron Nuclear Services Corp.                        n.a.                  0.0
KGB, L.L.C.                                         n.a.                  0.0
Enron Clean Fuels (div. of Enron
 Ventures Corp.)                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                            24.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                       1.5                  1.5
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.9                  0.9
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               2.6                  2.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                     74.0                  9.5
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                         98.9                 12.6
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
KGB, L.L.C.                                          0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       98.9                 12.6
                                            ------------    -----------------
Total General Unsecured                            173.0                 22.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            175.6                 24.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    175.6                 24.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON WARPSPEED SERVICES, INC.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron corp.                                          1.2                  0.2
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.2                  0.2

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                       0.4                  0.2
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                  0.0                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    1.5                   --

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                       8.1                   --
Enron Communications Leasing Corp.                   0.5                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        8.7                   --
                                            ------------    -----------------
Total General Unsecured                             10.1                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             10.7                  0.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     10.7                  0.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON WIND CONSTRUCTORS CORP.
-----------------------------






PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY II, LLC

APPENDIX C-I

ENRON WIND CORP.
----------------




PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY V, LLC

APPENDIX C-I

ENRON WIND DEVELOPMENT CORP.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              99.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 74.3
Directly Held Assets to be Liquidated               n.a.                 36.5
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --

  Total Directly Held Assets                                            110.7

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary V, LLC (f/k/a Enron Wind
  Corp.)                                            88.3                 44.4
EREC Subsidiary III, LLC (f/k/a Enron Wind
  Energy Sys                                         1.8                  1.4
Enron Wind Lake Benton LLC                           0.0                  0.0
Zond Minnesota Construction Company LLC              0.0                  0.0
Other                                                0.0                   --
                                            ------------    -----------------
  Total                                             90.1                 45.9

Intercompany Receivables from
  Non-Debtors
Enron Wind Cabazon LLC                               0.0                  0.0
Enron Wind Palm Springs LLC                          0.0                  0.0
Enron Wind Lake Benton II LLC                        3.2                   --
Enron Wind Indian Mesa III LLC                       0.1                   --
Other                                                0.0                   --
                                            ------------    -----------------
  Total                                              3.3                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Enron Wind Cabazon Funding LLC                      n.a.                  0.1
Indian Mesa Power Partners III LP                   n.a.                   --
Zond Iowa Development Corporation                   n.a.                   --
Zond Palm Springs Development Corporation           n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   0.1
                                                            -----------------
Total Allocated - Stand-Alone                                           156.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                7.9                  7.9
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.1                  0.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               8.0                  8.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.1
Other Liabilities                                    4.3                  4.2

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a/ Enron
  Wind Systems                                     110.8                110.1
EREC Subsidiary II, LLC (f/k/a Enron
  Wind Constr                                       32.4                 32.2
ZWHC LLC                                             0.3                  0.3
Enron Corp.                                          0.0                  0.0
Other Debtors                                         --                   --
Enron Wind International Holding Corp.               1.7                  1.7
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      145.2                144.3
                                            ------------    -----------------
Total General Unsecured                            149.5                148.6


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            157.6                156.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    157.6                156.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON WIND ENERGY SYSTEMS CORP.
-------------------------------










              PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION
                          FOR EREC SUBSIDIARY III, LLC

APPENDIX C-I

ENRON WIND LAKE BENTON LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     27.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              31.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary V, LLC (f/k/a Enron Wind
  Corp.)                                             1.8                  0.9
EREC Subsidiary I, LLC (f/k/a Enron Wind
  Systems, Inc                                       0.1                  0.0
Zond Minnesota Construction Company LLC              0.5                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              2.3                  0.9

Intercompany Receivables from
  Non-Debtors
Lake Benton Power Partners L.L.C.                    0.1                   0.0
Lake Benton Power Associates LLC                     0.1                   0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             1.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EREC Subsidiary III, LLC (f/k/a Enron
  Wind Energy                                        2.4                  0.7
Enron Corp.                                          0.1                  0.0
Enron Wind Development Corp.                         0.0                  0.0
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.5                  0.8
                                            ------------    -----------------
Total General Unsecured                              2.5                  0.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              2.7                  1.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      2.7                  1.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I
------------
ENRON WIND MAINTENANCE CORP.
----------------------------




PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY IV, LLC

APPENDIX C-I

ENRON WIND STORM LAKE I LLC
---------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary V, LLC (f/k/a Enron Wind
  Corp.)                                             0.2                  0.1
EREC Subsidiary I, LLC (f/k/a Enron Wind
  Systems, Inc                                       0.1                  0.1
Enron Corp.                                          0.1                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               0.4                 0.2

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Storm Lake Power Partners I LLC                     n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative, Secured & Priority           0.2                  0.2

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EREC Subsidiary II, LLC (f/k/a Enron Wind
 Constr                                              0.9                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.9                   --
                                            ------------    -----------------
Total General Unsecured                              0.9                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.1                  0.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.1                  0.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON WIND STORM LAKE II LLC
----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
Storm Lake II Power Associates LLC                   2.1                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              2.1                   --

Equity / Preferred Equity Interests
  in Affiliates
Storm Lake II Power Associates LLC                   n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems     1.7                   --
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)      0.2                   --
Enron Corp.                                          0.0                   --
Enron Wind Development Corp.                         0.0                   --
Other Debtors                                        0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        1.9                   --
                                            ------------    -----------------
Total General Unsecured                              1.9                   --

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              2.1                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      2.1                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ENRON WIND SYSTEMS, INC.
------------------------

PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY I, LLC

APPENDIX C-I

ENRONONLINE, LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     16.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              15.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.2

Intercompany Post Petition Receivables
  from Debtors                                       2.5                  2.1

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                            8.5                  1.7
Enron Power Marketing, Inc.                          1.0                  0.2
Enron Capital & Trade Resources
  International Corp.                                0.6                  0.2
Enron Broadband Services, Inc.                       0.5                  0.0
Other                                                5.0                  0.0
                                            ------------    -----------------
  Total                                             15.5                  2.2

Intercompany Receivables from
  Non-Debtors
Transwestern Pipeline Company                        0.1                  0.1
DealBench L.L.C.                                     0.0                  0.0
CommodityLogic LLC                                   0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.1                  0.1

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             4.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.3                  0.3
Secured Claims                                       0.1                  0.1
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.4                  0.1
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Net Works LLC                                 15.5                  2.4
Enron Corp.                                         10.0                  1.6
Enron Property & Services Corp.                      0.6                  0.1
Enron Caribbean Basin LLC                            0.0                  0.0
Other Debtors                                         --                   --
Enron Administrative Services Corp.                  0.6                  0.1
Enron Australia Pty Limited                          0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       26.8                  4.1
                                            ------------    -----------------
Total General Unsecured                             27.2                  4.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             27.6                  4.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     27.6                  4.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EREC SUBSIDIARY I, LLC (F/K/A ENRON WIND SYSTEMS, INC.)
-------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     45.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              56.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                10.5
Directly Held Assets to be Liquidated                n.a.                62.8
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                             -----------------
  Total Directly Held Assets                                             73.3

Intercompany Post Petition Receivables
  from Debtors                                        4.1                 4.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Wind Development Corp.                        110.8               110.1
EREC Subsidiary II, LLC (f/k/a Enron
  Wind Constructor                                  191.1                79.3
Enron Renewable Energy Corp.                          4.5                 0.2
Enron Wind Storm Lake II LLC                          1.7                  --
Other                                                 0.5                  --
                                             ------------    ----------------
  Total                                             308.6               189.6

Intercompany Receivables from
  Non-Debtors
Enron Wind International Holding Corp.                1.7                 1.7
Victory Garden LLC                                    0.2                 0.2
Zond Iowa Development Corporation                     0.6                 0.0
Enron Wind Cabazon LLC                                0.0                 0.0
Other                                                 0.6                 0.0
                                             ------------    ----------------
  Total                                               3.1                 1.9

Equity / Preferred Equity Interests
  in Affiliates
Sky River LLC                                        n.a.                 3.0
Zond Windsystems Management Corporation IV           n.a.                 1.2
Victory Garden LLC                                   n.a.                 1.2
Zond Windsystems Management Corporation V            n.a.                 1.0
Other                                                n.a.                 2.2
                                                             ----------------
  Total                                                                   8.5
                                                            -----------------
Total Allocated - Stand-Alone                                           277.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE         STAND-ALONE VALUE
                                            ------------    -------------------
Administrative Claims (Post Petition)               15.3                 15.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                 13.0                 13.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              28.2                 28.2

Pre Petition General
  Unsecured Claims
Debt                                                 0.0                  0.0
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.9                  0.5
Other Liabilities                                    1.5                  0.9

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a
  Enron Wind Corp.)                                215.1                122.4
EREC Subsidiary III, LLC
  (f/k/a Enron Wind Energy                         208.9                118.8
Zond Minnesota Construction Company LLC              1.7                  1.0
EREC Subsidiary IV, LLC
  (f/k/a Enron Wind Maint                            0.3                  0.1
Other Debtors                                        0.4                  0.2
Zond Windsystems Management
  Corporation IV                                     2.1                  1.2
Zond Windsystems Management
  Corporation V                                      1.7                  1.0
Zond Windsystems Management
  Corporation                                        1.4                  0.8
Zond Windsystems Management
  Corporation III                                    1.4                  0.8
Other Non-Debtors                                    2.1                  1.2
                                            ------------    -----------------
  Total Intercompany Payables                      435.1                247.5
                                            ------------    -----------------
Total General Unsecured                            437.5                248.9

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            465.7                277.1

Equity                                              n.a.                   --
                                            ------------    -----------------
  Total Allocated - Stand-Alone                    465.7                277.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)
-------------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     34.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              41.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                10.2
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                             10.2

Intercompany Post Petition Receivables
  from Debtors                                       0.2                  0.2

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)    171.3                 86.2
Enron Wind Development Corp.                        32.4                 32.2
Zond Minnesota Construction Company LLC              1.5                  0.0
Enron Wind Storm Lake I LLC                          0.9                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            206.2                118.5

Intercompany Receivables from
  Non-Debtors
Enron Wind International Holding Corp.               0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Zond Constructors II                                 n.a.                 0.0
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                           128.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                2.3                  2.3
Secured Claims                                        --                   --
Priority Claims                                      0.5                  0.5
Intercompany Payables Post Petition                  8.0                  8.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              10.8                 10.8

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.2                  0.1
Other Liabilities                                   75.0                 31.1

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems   191.1                 79.3
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy   17.4                  7.2
ZWHC LLC                                             0.4                  0.2
Enron Corp.                                          0.0                  0.0
Other Debtors                                         --                   --
Zond Constructors II, Inc.                           0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      209.0                 86.7
                                            ------------    -----------------
Total General Unsecured                            284.2                117.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            295.0                128.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    295.0                128.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING m APPENDIX C-I

EREC SUBSIDIARY III, LLC (F/K/A ENRON WIND ENERGY SYSTEMS CORP.)
-----------------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     62.1%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              80.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 77.9
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
   to CrossCountry                                  n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             77.9

Intercompany Post Petition Receivables
  from Debtors                                       5.6                  5.6
Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary I, LLC (F/K/A Enron Wind
  Systems, Inc                                      208.9                118.8
EREC Subsidiary II, LLC (F/K/A Enron Wind
  Constructor                                        17.4                  7.2
Enron Wind Lake Benton LLC                            2.4                  0.7
                                                       --                   --
Other                                                  --                   --
                                             ------------    -----------------
  Total                                             228.7                126.8

Intercompany Receivables from
  Non-Debtors
Enron Wind International Holding Corp.               0.1                   0.1
                                                      --                    --
                                                      --                    --
                                                      --                    --
Other                                                 --                    --
                                            ------------      -----------------
  Total                                              0.1                   0.1

Equity / Preferred Equity Interests
  in Affiliates
Zond International Sales Corporation                n.a.                   --
EREC Subsidiary IV, LLC (f/k/a Enron Wind
  Maintenan                                         n.a.                   --
EREC Subsidiary II, LLC (f/k/a Enron Wind
  Constructor                                       n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           210.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                1.5                  1.5
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                  2.7                  2.7
                                            ------------    -----------------
  Total Administrative, Secured & Priority           4.2                  4.2

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.0                  0.8
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)    252.8                203.6
Enron Wind Development Corp.                         1.8                  1.4
ZWHC LLC                                             0.2                  0.2
Enron Corp.                                          0.0                  0.0
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      254.8                205.2
                                            ------------    -----------------
Total General Unsecured                            255.8                206.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            260.0                210.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                   260.0                210.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EREC SUBSIDIARY IV, LCC (f/k/a ENRON WIND MAINTENANCE CORP.)
------------------------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.4
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.4


Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary I, LLC (f/k/a Enron Wind
  Systems, Inc                                       0.3                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.1

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Zond Victory Garden Phase IV Maintenance
  Corporation                                        n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                1.2                  0.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.1                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.3                  0.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.3                   --
Other Liabilities                                   26.2                   --

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron
  Wind Corp.)                                        0.4                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.4                   --
                                            ------------    -----------------
Total General Unsecured                             26.9                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             28.2                  0.4

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     28.2                  0.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

EREC SUBSIDIARY V, LLC (F/K/A ENRON WIND CORP.)
-----------------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     40.9%
PLAN GUARANTEE                                                             38.1%
Stand-Alone General Unsecured                                              50.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 37.7
Directly Held Assets to be Liquidated               n.a.                 11.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             48.7

Intercompany Post Petition Receivables
  from Debtors                                       8.9                  8.9

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary III, LLC (f/k/a Enron
  Wind Energy Sys                                  252.8                203.6
EREC Subsidiary I, LLC (f/k/a Enron
  Wind Systems, Inc                                215.1                122.4
Enron Renewable Energy Corp.                        77.7                  4.1
Risk Management & Trading Corp.                      0.1                  0.1
Other                                                1.9                  0.0
                                            ------------    -----------------
  Total                                            547.6                330.1

Intercompany Receivables from
  Non-Debtors
Enron Wind GmbH                                     20.2                  4.5
Enron Wind Development Holdings B.V.                 0.2                  0.2
Enron Wind GmbH                                      0.2                  0.0
Zond Windsystems Management
  Corporation IV                                     0.0                  0.0
Other                                               69.0                  0.0
                                            ------------    -----------------
  Total                                             89.6                  4.8

Equity / Preferred Equity Interests
  in Affiliates
Enron Wind International Holding Corp.              n.a.                 12.3
IWECO S.A. (Interwind Aeolian Energy
  Corporation S.A                                   n.a.                   --
X2Y2 Corporation                                    n.a.                   --
Iweco Chonos Crete S.A.                             n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                  12.3
                                                            -----------------
Total Allocated - Stand-Alone                                           404.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               34.1                 34.1
Secured Claims                                       0.1                  0.1
Priority Claims                                      0.3                  0.3
Intercompany Payables Post Petition                  9.5                  9.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              44.2                 44.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                              145.0                 73.0
Trade & A/P Liabilities                              1.1                  0.5
Other Liabilities                                   52.5                 26.4

Intercompany Payables Pre-Petition
Enron Corp.                                        244.5                123.0
EREC Subsidiary II, LLC (f/k/a Enron
  Wind Constru                                     171.3                 86.2
Enron Wind Development Corp.                        88.3                 44.4
Enron Wind Lake Benton LLC                           1.8                  0.9
Other Debtors                                        1.1                  0.5
Enron Wind International Holding Corp.               8.1                  4.1
Victory Garden LLC                                   0.6                  0.3
Enron Wind Cabazon Funding LLC                       0.2                  0.1
Zond Iowa Development Corporation                    0.0                  0.0
Other Non-Debtors                                    0.0                  0.0
                                            ------------    -----------------
  Total Intercompany Payables                      515.8                259.5
                                            ------------    -----------------
Total General Unsecured                            714.4                359.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            758.6                403.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    758.6                403.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ET POWER 3 LLC
--------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                     --                    --
                                                     --                    --
                                                     --                    --
                                                     --                    --
Other                                                --                    --
                                            ------------    -----------------
  Total                                              --                    --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Mesquite Holdings B.V.                               n.a.                81.1
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                  81.1
                                                            -----------------
Total Allocated - Stand-Alone                                            81.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.2

Equity                                              n.a.                 80.9

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                 81.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

GARDEN STATE PAPER COMPANY, LLC
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  8.0
Directly Held Assets to be Liquidated               n.a.                  0.2
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                  0.2
                                                            -----------------
  Total Directly Held Assets                                              8.5

Intercompany Post Petition Receivables
  from Debtors                                       2.0                  2.0

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                                      --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
Compagnie Papiers Stadacona                          0.5                  0.5
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.5                  0.5

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            11.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                7.8                  4.1
Secured Claims                                       1.8                  1.8
Priority Claims                                      0.9                   --
Intercompany Payables Post Petition                  9.6                  5.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              20.1                 11.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             23.9                   --
Other Liabilities                                    4.6                   --

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                      8.2                   --
Enron North America Corp.                            6.0                   --
Enron Corp.                                          4.5                   --
Enron Corp.                                          4.4                   --
Other Debtors                                        0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       23.1                   --
                                            ------------    -----------------
Total General Unsecured                             51.7                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             71.8                 11.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     71.8                 11.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

GREEN POWER PARTNERS I LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     48.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              61.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.7
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.7

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services, Inc.                          0.1                  0.0

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.1                  0.0

Intercompany Receivables from
  Non-Debtors
Zond Panaero Windsystem Partners I                   0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.6                  0.6
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                    0.0                  0.0

Intercompany Payables Pre Petition
ZWHC LLC                                             0.1                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Zond Windsystem Partners, Ltd. Series 85-C           0.1                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.1                  0.1
                                            ------------    -----------------
Total General Unsecured                              0.2                  0.1


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.8                  0.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.8                  0.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

INTRATEX GAS COMPANY
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------

  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron Facility Services, Inc.                       n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                4.6                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               4.6                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              6.5                   --
Other Liabilities                                  417.2                   --

Intercompany Payables Pre Petition
Enron Corp.                                         35.7                   --
Enron Net Works LLC                                  0.0                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       35.7                   --
                                            ------------    -----------------
Total General Unsecured                            459.4                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            464.0                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    464.0                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

JOVINOLE ASSOCIATES
-------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
EFS Corporate Services, Inc.                         0.4                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.4                  0.1

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a                   --
                                                     n.a                   --
                                                     n.a                   --
                                                     n.a                   --
Other                                                n.a                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.1
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.1

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                  0.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

KUCC CLEBURNE, LLC
------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Ponderosa Pine Energy Partners, Ltd.                 n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

LGMI, INC.
----------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     13.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              11.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         18.1                  3.0
Louisiana Gas Marketing Company                     28.9                  1.2
Enron North America Corp.                            0.1                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             47.1                  4.2

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Bridgeline Holdings, L.P.                            n.a.                 3.1
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                   3.1
                                                            -----------------
Total Allocated - Stand-Alone                                             7.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.4                  0.4
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.1                  0.1
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.5                  0.5

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
LRCI, Inc.                                          61.2                  6.8
Louisiana Resources Company                          0.8                  0.1
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Administrative Services Corp.                  0.1                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       62.1                  6.9
                                            ------------    -----------------
Total General Unsecured                             62.1                  6.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             62.6                  7.4

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     62.6                  7.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

LINGTEC Constructors L.P.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     11.0%
PLAN GUARANTEE                                                              0.0%
Stand-alone General Unsecured                                               7.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         31.7                  5.2
Enron Equipment Procurement Company                 27.1                  5.1
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             58.8                 10.3

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            10.3
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.7                  0.7
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.2                  0.2
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.9                  0.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             18.2                  1.4
Other Liabilities                                   13.4                  1.0

Intercompany Payables Pre Petition
Enron Engineering & Construction Company            91.0                  6.8
Enron Power Corp.                                    0.2                  0.0
National Energy Production Corporation               0.1                  0.0
Enron Expat Services Inc.                            0.0                  0.0
Other Debtors                                         --                   --
Enron Power Services B.V.                            3.6                  0.3
Enron Mauritius Services Company Ltd                 0.0                  0.0
Offshore Power Operations C.V.                       0.0                  0.0
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       94.9                  7.1
                                            ------------    -----------------
Total General Unsecured                            126.6                  9.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            127.4                 10.3

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    127.4                  10.3
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

LOA, INC.
-----------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     39.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              48.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.1
Directly Held Assets to be Liquidated                n.a.                 0.4
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.5

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         34.3                  5.6
Enron Reserve Acquisition Corp.                      0.1                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             34.4                  5.7

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                  0.0                  0.0
Little Piper, LLC                                    0.0                  0.0
EnSerCo., L.L.C                                      0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Riverside Farms Company                              n.a.                 0.4
Transgulf Pipeline Company                           n.a.                  --
San Marco Pipeline Company                           n.a.                  --
Enron ACS, Inc.                                      n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.4
                                                            -----------------
Total Allocated - Stand-Alone                                             6.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron North America Corp.                           12.7                  6.2
Enron Operations Services Corp. (ETS)                0.2                  0.1
Enron ACS, Inc.                                      0.0                  0.0

Other Debtors                                         --                   --
Houston Pipe Line Operations                         0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       12.9                  6.3
                                            ------------    -----------------
Total General Unsecured                             12.9                  6.3

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             13.2                  6.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     13.2                  6.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

LOUISIANA GAS MARKETING COMPANY
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      8.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               4.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                           32.6                  6.6
Risk Management & Trading Corp.                      1.8                  1.8
Louisiana Resources Company                          4.4                  0.6
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             38.8                  9.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Bridgeline Holdings, L.P.                            n.a.                 0.0
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                             9.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.5                  0.5
Secured Claims                                        --                   --
Priority Claims                                      0.1                  0.1
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   12.3                  0.5

Intercompany Payables Pre Petition
Enron Corp.                                        111.8                  4.8
LGMI, Inc.                                          28.9                  1.2
LRCI, Inc.                                          21.2                  0.9
EGS New Ventures Corp.                              21.0                  0.9
Other Debtors                                        0.0                  0.0
ECT Colombia Pipeline Holdings 2 Ltd.                0.1                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      183.0                  7.9
                                            ------------    -----------------
Total General Unsecured                            195.3                  8.4

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            195.9                  9.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    195.9                  9.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

LOUISIANA RESOURCES COMPANY
---------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     15.9%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              14.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       0.0                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         26.8                  4.4
Enron North America Corp.                            5.9                  1.2
LGMI, Inc.                                           0.8                  0.1
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             33.5                  5.7

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Bridgeline Holdings, L.P.                           n.a.                  0.2
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   0.2
                                                            -----------------
Total Allocated - Stand-Alone                                             5.9
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.9                  0.9
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.9                  0.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
LRCI, Inc.                                          29.8                  4.4
Louisiana Gas Marketing Company                      4.4                  0.6
EGS New Ventures Corp.                               0.0                  0.0
Enron Property & Services Corp.                      0.0                  0.0
Other Debtors                                        0.0                  0.0
Enron Administrative Services Corp.                  0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       34.3                  5.0
                                            ------------    -----------------
Total General Unsecured                             34.3                  5.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             35.2                  5.9

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     35.2                  5.9
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

LRCI, INC.
----------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     15.2%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              13.6%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.1
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.1

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
LGMI, Inc.                                          61.2                  6.8
Louisiana Resources Company                         29.8                  4.4
Louisiana Gas Marketing Company                     21.2                  0.9
EGS New Ventures Corp.                               3.5                  0.1
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            115.7                 12.1

Intercompany Receivables from
  Non-Debtors
ECT Columbia Pipeline Holdings 2 Ltd.                5.6                  5.6
Houston Pipe Line Operations                         0.1                  0.1
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              5.7                  5.7

Equity / Preferred Equity Interests
  in Affiliates
Bridgeline Holdings, L.P.                            n.a.                22.8
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                  22.8
                                                            -----------------
Total Allocated - Stand-Alone                                            40.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims                                0.8                  0.8
Secured Claims                                        --                   --
Priority Claims                                      0.6                  0.6
Intercompany Payables (Post Petition)                0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.4                  1.4

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                        284.6                 38.6
Enron North America Corp.                            3.3                  0.5
Risk Management & Trading Corp.                      1.1                  0.1
Enron Net Works LLC                                  0.2                  0.0
Other Debtors                                        0.1                  0.0
Enron Power Operating Company                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      289.3                 39.2
                                            ------------    -----------------
Total General Unsecured                            289.3                 39.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            290.8                 40.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    290.8                 40.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

MODULUS TECHNOLOGIES, INC.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          8.2                  1.3

                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              8.2                  1.3

Intercompany Receivables from Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             1.3
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2
Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                       0.2                  0.2
Enron North America Corp.                            0.0                  0.0
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------

  Total Intercompany Payables                        0.2                  0.2
                                            ------------    -----------------
Total General Unsecured                              0.2                  0.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.4                  0.4

Equity                                              n.a.                  0.9

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.4                  1.3
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

NATIONAL ENERGY PRODUCTION CORPORATION
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 5.6
Directly Held Assets to be Liquidated                n.a.                 3.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                            ------------    -----------------
  Total Directly Held Assets                                              8.7

Intercompany Post Petition Receivables
  from Debtors                                       9.7                  0.0

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                        467.4                 76.7
Operational Energy Corp.                             0.2                  0.0
Enron South America LLC                              0.1                  0.0
LINGTEC Constructors L.P.                            0.1                  0.0
Other                                                0.0                  0.0
                                            ------------    -----------------
  Total                                            467.8                 76.8

Intercompany Receivables from
  Non-Debtors
Thai Nepco Co., Ltd.                                 2.1                  0.2
Pakistan Construction Services, Inc.                 2.7                  0.1
Enron Power I (Puerto Rico), Inc.                    0.1                  0.0
Enron Power Construction Company                     0.0                  0.0
Other                                                0.0                  0.0
                                            ------------    -----------------
  Total                                              4.9                  0.3

Equity / Preferred Equity Interests
  in Affiliates
Thai Nepco Co., Ltd.                                 n.a.                  --
NEPCO Services International, Inc.                   n.a.                  --
NEPCO Power Procurement Company                      n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                            85.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)               20.1                 13.4
Secured Claims                                       1.2                  1.2
Priority Claims                                      9.8                   --
Intercompany Payables Post Petition                107.0                 71.3
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                             138.0                 85.8

Pre Petition General
  Unsecured Claims
Debt                                                 0.3                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                             24.5                   --
Other Liabilities                                 1228.1                   --

Intercompany Payables Pre Petition
Enron Equipment Procurement Company                335.4                   --
NEPCO Power Procurement Company                     56.4                   --
Enron Power & Industrial
  Construction Company                              33.4                   --
Enron Engineering & Construction Company             6.8                   --
Other Debtors                                        3.2                   --
Northern Plains Natural Gas Company                  0.0                   --
Enron Oil & Gas India Company                        0.0                   --
EGEP Services Inc.                                   0.0                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      435.2                   --
                                            ------------    -----------------
Total General Unsecured                          1,688.1                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          1,826.2                 85.8

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                  1,826.2                 85.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

NEPCO POWER PROCUREMENT COMPANY
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Engineering & Construction
  Company                                            0.0                  0.0
National Energy Production Corporation              56.4                   --
                                                      --                   --
Other                                                 --                   --
                                                      --                   --
                                            ------------    -----------------
  Total                                             56.4                  0.0

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                4.7                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.9                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               5.6                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.0                   --
Other Liabilities                                  422.6                   --

Intercompany Payables Pre Petition
Enron Corp.                                         41.2                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       41.2                   --
                                            ------------    -----------------
Total General Unsecured                            464.8                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            470.4                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    470.4                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

NEPCO SERVICES INTERNATIONAL, INC.
----------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Operational Energy Corp.                             0.1                  0.0
National Energy Production Corporation               2.6                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              2.8                  0.0

Intercompany Receivables from
  Non-Debtors
Thai Nepco Co., Ltd.                                 0.3                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.0

Equity / Preferred Equity Interests
  in Affiliates
NEPCO Power Construction do Brasil Ltda.             n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.2                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                  0.0

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                   --
Other Liabilities                                    0.0                   --

Intercompany Payables Pre Petition
Enron Corp.                                          2.9                   --
Enron Engineering & Construction Company             0.0                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Pakistan Construction Services, Inc.                 0.0                   --
Enron Equipment Installation Company                 0.0                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.9                   --
                                            ------------    -----------------
Total General Unsecured                              2.9                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              3.3                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      3.3                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

NOWA SARZYNA HOLDING B.V.
-------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Development Funding Ltd.                       2.0                  0.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              2.0                  0.4

Intercompany Receivables from
  Non-Debtors
Enron Poland Investment B.V.                         8.1                  3.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              8.1                  3.0

Equity / Preferred Equity Interests
  in Affiliates
Enron Poland Investment B.V.                         n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             3.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                          1.2                  1.2
Atlantic Commercial Finance, Inc.                    0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        1.2                  1.2
                                            ------------    -----------------
Total General Unsecured                              1.2                  1.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              1.3                  1.3

Equity                                              n.a.                  2.1

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      1.3                  3.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

OFFSHORE POWER PRODUCTION C.V.
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 0.0
Directly Held Assets to be Liquidated                n.a.                 9.2
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              9.2

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
Travamark Two B.V.                                   0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Enron India Holdings Ltd.                           n.a.                   --
Enron Mauritius Company                             n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             9.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Atlantic Commercial Finance, Inc.                    0.0                  0.0
Enron India LLC                                      0.0                  0.0
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.0                  0.0
                                            ------------    -----------------
Total General Unsecured                              0.0                  0.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.3

Equity                                              n.a.                  8.9

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.3                  9.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

OMICRON ENTERPRISES, INC.
-------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          0.6                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.6                  0.1

Intercompany Receivables from
  Non-Debtors
Enron Facility Services, Inc.                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
Artemis Associates, L.L.C.                          n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                              0.0                   --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND ALONE-VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.1
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.1

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Energy Services, LLC                          67.6                   --
Artemis Associates, L.L.C.                           2.9                   --
Enron Energy Services Operations, Inc.               0.0                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       70.4                   --
                                            ------------    -----------------
Total General Unsecured                             70.4                   --

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             70.6                  0.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     70.6                  0.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

OPERATIONAL ENERGY CORP.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     15.0%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              13.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                       0.2                  0.2

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         42.9                  7.0
Enron Energy Services, Inc.                          0.7                  0.1
Enron North America Corp.                            0.2                  0.0
Enron Federal Solutions, Inc.                        0.2                  0.0
Other                                                0.1                  0.0
                                            ------------    -----------------
  Total                                             44.1                  7.3

Intercompany Receivables from
  Non-Debtors
Enron Gaza Operations Ltd.                           0.9                  0.5
New Albany Power I, L.L.C.                           0.7                  0.2
OEC Nigeria Limited                                  0.1                  0.1
Enron International Power Barge Ltd.                 0.1                  0.0
Other                                                0.2                  0.0
                                            ------------    -----------------
  Total                                              2.0                  0.8

Equity / Preferred Equity Interests
  in Affiliates
OEC Holding Ltd.                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             8.3
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.9                  0.9
Secured Claims                                        --                   --
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                  1.4                  1.4
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               2.4                  2.4

Pre Petition General
  Unsecured Claims
Debt                                                 0.2                  0.0
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.6                  0.1
Other Liabilities                                    0.3                  0.0

Intercompany Payables Pre Petition
Enron Property & Services Corp.                      0.5                  0.1
Enron Caribbean Basin LLC                            0.3                  0.0
National Energy Production Corporation               0.2                  0.0
Enron Energy Services Operations, Inc.               0.2                  0.0
Other Debtors                                        0.5                  0.1
Enron Facility Services, Inc.                       42.0                  5.6
Enron Overseas Services Corp.                        0.1                  0.0
OEC Holding Ltd.                                     0.0                  0.0
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       43.8                  5.8
                                            ------------    -----------------
Total General Unsecured                             44.8                  6.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             47.2                  8.3

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     47.2                  8.3
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

OSWEGO COGEN COMPANY, LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      8.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               3.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                          0.3                  0.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.3                  0.1

Intercompany Receivables from
  Non-Debtors
Enron Administrative Services Corp.                 15.1                 15.1
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             15.1                 15.1

Equity / Preferred Equity Interests
  in Affiliates
Sithe/Independence Power Partners, L.P.             n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            15.2
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron North America Corp.                          388.5                 15.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      388.5                 15.0
                                            ------------    -----------------
Total General Unsecured                            388.5                 15.0


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            388.7                 15.2

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    388.7                 15.2
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

PALM BEACH DEVELOPMENT COMPANY, L.L.C.
--------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors

                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                      0.0                   --
Intercompany Payables Post Petition                  0.2                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.4                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.4                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.4                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

PAULISTA ELECTRICAL DISTRIBUTION, L.L.C.
---------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron Brazil Power Holdings V Ltd.                  n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                             -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                 0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron North America Corp.                           11.5                   --
Enron Corp.                                          5.3                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Brazil Power Holdings V Ltd.                   0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       16.8                   --
                                            ------------    -----------------
Total General Unsecured                             16.8                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             17.0                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     17.0                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

PBOG CORP.
-----------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.6%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              99.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                      158.7               158.7

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                     n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand Alone                                           158.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                        150.2                149.9
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
ETC Investments, Inc.                                8.5                  8.5
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      158.7                158.4
                                            ------------    -----------------
Total General Unsecured                            158.7                158.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            158.9                158.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    158.9                158.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

PORTLAND GENERAL HOLDINGS, INC.
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     54.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              54.8%
Modified Consolidated General Unsecured                                     n.a.

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                 45.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             45.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
PGH II, Inc.                                        16.5                  5.1
MicroClimates, Inc.                                  0.2                  0.0
Portland General Broadband Wireless, LLC             0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             16.7                  5.1

Equity / Preferred Equity Interests
  in Affiliates
Columbia-Pacific Distribution Services
  Company, LLC                                      n.a.                  0.0
Portland General Property Holdings, Inc.            n.a.                   --
PGH II, Inc.                                        n.a.                   --
PGH Leasing, LLC                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand-Alone                                            50.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.3                  0.3

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   47.7                 26.1

Intercompany Payables Pre Petition
Enron Corp.                                         37.8                 20.7
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Portland General Electric Company                    5.3                  2.9
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       43.1                 23.6
                                            ------------    -----------------
Total General Unsecured                             90.8                 49.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             91.1                 50.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     91.1                 50.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

PORTLAND TRANSITION COMPANY, INC.
---------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      0.0%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                     n.a.

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

RICHMOND POWER ENTERPRISE, L.P.
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors

                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    2.6                   --

Intercompany Payables Pre Petition
Enron North America Corp.                            1.3                   --
Enron Corp.                                          1.3                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
Enron Power Operating Company                        0.0                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.6                   --
                                            ------------    -----------------
Total General Unsecured                              5.2                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              5.4                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      5.4                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

RISK MANAGEMENT & TRADING CORP.
-------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.1
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              0.1

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                        2,785.4                561.0
Enron Corp.                                      3,100.0                508.8
Enron Power Marketing, Inc.                      1,883.3                455.3
Enron Corp.                                      2,016.7                331.0
Other                                            1.070.0                174.1
                                            ------------    -----------------
  Total                                         10,855.5              2,030.0

Intercompany Receivables from
  Non-Debtors
JILP-L.P., Inc.                                    550.0                113.0
Enron Capital Corp. (formerly
  JILP-G.P., Inc.)                                 375.0                 83.4
ECT Investments, Inc.                               18.6                 18.6
Star VPP, LP                                         1.4                  1.4
Other                                            3,113.8                  1.2
                                            ------------    -----------------
  Total                                          4,058.8                217.6

Equity / Preferred Equity Interests
  in Affiliates
Chiricahua V LLC                                     n.a.               953.8
Chiricahua IX LLC                                    n.a.               487.5
Chiricahua IV LLC                                    n.a.               469.4
Chiricahua VIII LLC                                  n.a.               401.2
Other                                                n.a.             1,116.0
                                                            -----------------
  Total                                                               3,428.0
                                                            -----------------
Total Allocated - Stand-Alone                                         5,675.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                9.4                  9.4
Secured Claims                                        --                   --
Priority Claims                                      2.6                  2.6
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              11.9                 11.9

Pre Petition General
  Unsecured Claims
Debt                                                11.4                 11.4
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   66.4                 66.4

Intercompany Payables Pre Petition
Enron Natural Gas Marketing Corp.                  320.4                320.4
Enron LNG Marketing LLC                             11.1                 11.1
Enron Capital & Trade Resources
  International Corp                                 8.0                  8.0
Enron Methanol Company                               2.7                  2.7
Other Debtors                                        2.9                  2.9
Chiricahua V LLC                                   953.8                953.8
Chiricahua IX LLC                                  487.5                487.5
Chiricahua IV LLC                                  469.3                469.3
Chiricahua VIII LLC                                401.2                401.2
Other Non-Debtors                                1,321.8              1,321.8
                                            ------------    -----------------
  Total Intercompany Payables                    3,978.7              3,978.7
                                            ------------    -----------------
Total General Unsecured                          4,056.5              4,056.5

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                          4,068.4              4,068.4

Equity                                              n.a.              1,607.3
                                            ------------    -----------------
  Total Allocated - Stand-Alone                  4,068.4              5,675.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

SAN JUAN GAS COMPANY, INC.
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.3
Directly Held Assets to be Liquidated               n.a.                  5.9
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              6.1

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             6.1
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                5.6                  5.5
Secured Claims                                        --                   --
Priority Claims                                      0.2                   --
Intercompany Payables Post Petition                  0.6                  0.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               6.4                  6.1

Pre Petition General
  Unsecured Claims
Debt                                                14.8                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              3.3                   --
Other Liabilities                                    2.6                   --

Intercompany Payables Pre Petition
The Protane Corporation                              1.9                   --
Enron Broadband Services, Inc.                       1.1                   --
Enron Ventures Corp.                                 1.1                   --
Enron Global Markets LLC                             0.7                   --
Other Debtors                                        0.6                   --
Enron Americas Energy Services, Inc.                 0.6                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        6.0                   --
                                            ------------    -----------------
Total General Unsecured                             26.7                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             33.1                  6.1

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     33.1                  6.1
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

SMITH STREET LAND COMPANY
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     13.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              10.8%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                 88.2
Directly Held Assets to be Liquidated               n.a.                  2.8
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                             91.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Enron Capital Investments Corp.                     n.a.                  7.5
Enron Renewable Energy Corp.                        n.a.                   --
Enron Finance Partners, LLC                         n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                   7.5
                                                            -----------------
Total Allocated - Stand-Alone                                            98.5
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                1.3                  1.3
Secured Claims                                       4.6                  4.6
Priority Claims                                      0.0                  0.0
Intercompany Payables Post Petition                 49.6                 49.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                              55.6                 55.6

Pre Petition General Unsecured Claims
Debt                                                 0.1                  0.0
SPE Obligations                                      0.0                  0.0
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              1.0                  0.1
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                        247.3                 26.7
Enron Renewable Energy Corp.                       147.9                 15.9
Enron Property & Services Corp.                      2.4                  0.3
Enron Net Works LLC                                  0.0                  0.0
Other Debtors                                        0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                      397.5                 42.9
                                            ------------    -----------------
Total General Unsecured                            398.6                 43.0

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                            454.2                 98.5

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                    454.2                 98.5
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ST. CHARLES DEVELOPMENT COMPANY, L.L.C.
---------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                                     --------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                       0.0                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

SUPERIOR CONSTRUCTION COMPANY
-----------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     19.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              19.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                  --
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Power Corp.                                    1.0                  0.4
Enron Corp.                                          1.0                  0.2
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.9                  0.5

Intercompany Receivables from
  Non-Debtors
Enron Power Construction Company                    10.9                  2.2
Enron Power I (Puerto Rico), Inc.                    0.1                  0.0
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             11.0                  2.2

Equity / Preferred Equity Interests
  in Affiliates
Superior Construction Company - Spanish Branch       n.a.                 0.0
HorizEN LLC                                          n.a.                  --
Superior Construction Company -
  Cayman Islands Branc                               n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                   0.0
                                                            -----------------
Total Allocated - Stand Alone                                             2.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.0                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Engineering & Construction Company            10.7                  2.1
Enron Equipment Procurement Company                  0.5                  0.1
Enron Expat Services Inc.                            0.4                  0.1
Enron Asset Management Resources, Inc.               0.0                  0.0
Other Debtors                                        0.0                  0.0
Enron Equipment Installation Company                 0.7                  0.1
Enron Power Services B.V.                            0.0                  0.0
Enron Gaza Operations Ltd.                           0.0                  0.0
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       12.4                  2.5
                                            ------------    -----------------
Total General Unsecured                             12.5                  2.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             12.7                  2.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     12.7                  2.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

TENANT SERVICES, INC.
---------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     15.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              14.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND-ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                       7.2                  7.2

Intercompany Pre Petition Receivables
  from Debtors
Enron Energy Services Operations, Inc.              72.2                 10.7
Enron Energy Services, LLC                           3.6                  0.9
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             75.8                 11.6

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            18.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.3                  0.3
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  6.6                  6.6
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               6.9                  6.9

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                  0.0
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
Enron Corp.                                         72.0                 10.4
Enron Energy Services, Inc.                         10.2                  1.5
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       82.1                 11.8
                                            ------------    -----------------
Total General Unsecured                             82.3                 11.9


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             89.2                 18.8

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     89.2                 18.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

THE NEW ENERGY TRADING COMPANY
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  4.1
Directly Held Assets to be Liquidated               n.a.                  0.1
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                                   -----------
  Total Directly Held Assets                                              4.2

Intercompany Post Petition Receivables
  from Debtors                                     253.6                253.6

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
NETCO Holdings LLC                                   0.0                  0.0
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.0                  0.0

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           257.8
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                      1.0                  1.0
Intercompany Payables Post Petition                  0.5                  0.5
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               1.6                  1.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    0.1                  0.1

Intercompany Payables Pre Petition
Enron Corp.                                          0.3                  0.3
Enron Net Works LLC                                  0.1                  0.1
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.4                  0.4
                                            ------------    -----------------
Total General Unsecured                              0.4                  0.4


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              2.1                  2.1

Equity                                              n.a.                255.7

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      2.1                257.8
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

THE PROTANE CORPORATION
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                 5.5
Directly Held Assets to be Liquidated                n.a.                 0.0
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------
  Total Directly Held Assets                                              5.5

Intercompany Post Petition Receivables
  from Debtors                                       0.3                  0.3

Intercompany Pre Petition Receivables
  from Debtors
Atlantic Commercial Finance, Inc.                    1.5                  0.2
San Juan Gas Company, Inc.                           1.9                   --
Enron Global Markets LLC                             0.1                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              3.5                  0.2

Intercompany Receivables from
  Non-Debtors
Enron Americas, Inc.                                 0.3                  0.3
Enron Americas Energy Services, Inc.                 0.3                  0.0
SJG Vendor LLC                                       0.0                  0.0
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              0.7                  0.4

Equity / Preferred Equity Interests
  in Affiliates
V Holdings Industries, S.A.                          n.a.                70.2
Citadel Corporation Limited                          n.a.                10.1
Enron Americas Energy Services, Inc.                 n.a.                  --
                                                     n.a.                  --
Other                                                n.a.                  --
                                                            -----------------
  Total                                                                  80.4
                                                            -----------------
Total Allocated - Stand-Alone                                            86.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Position)                0.6                  0.6
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.6                  0.6
Other Liabilities                                   27.6                 27.6

Intercompany Payables Pre Petition
Enron Corp.                                         26.2                 26.2
Enron Caribbean Basin LLC                           16.2                 16.2
Enron International Holdings Corp.                   1.5                  1.5
Risk Management & Trading Corp.                      0.7                  0.7
Other Debtors                                        0.3                  0.3
Citadel Corporation Limited                          7.4                  7.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       52.2                 52.2
                                            ------------    -----------------
Total General Unsecured                             80.5                 80.5


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             81.1                 81.1

Equity                                              n.a.                  5.6

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     81.1                 86.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

TLS INVESTORS, L.L.C.
---------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     24.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              26.5%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron North America Corp.                           56.6                 11.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             56.6                 11.4

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
RADR EMP, L.L.C.                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            11.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                    2.0                  0.5

Intercompany Payables Pre Petition
Enron Corp.                                         23.6                  6.3
ECT Merchant Investments Corp.                      16.5                  4.4
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                       40.1                 10.7
                                            ------------    -----------------
Total General Unsecured                             42.1                 11.2


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             42.3                 11.4

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     42.3                 11.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

TRANSWESTERN GATHERING COMPANY
------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Corp.                                         63.2                 10.4
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                             63.2                 10.4

Intercompany Receivables from
  Non-Debtors

                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                            10.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.2
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.2

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                               --                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.2                  0.2

Equity                                              n.a.                 10.2

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.2                 10.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

VICTORY GARDEN POWER PARTNERS I L.L.C.
-------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                   --
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------

  Total Directly Held Assets                                               --

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                                       -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                              --
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                   --
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                   --                   --
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                   --

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.2                   --
Other Liabilities                                    0.0                   --

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron
  Wind Corp.)                                        0.4                   --
EREC Subsidiary I, LLC (f/k/a Enron
  Wind Systems)                                      0.1                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.5                   --
                                            ------------    -----------------
Total General Unsecured                              0.7                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.9                   --

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.9                   --
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ZOND MINNESOTA CONSTRUCTION COMPANY LLC
---------------------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      7.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               2.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                   --
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                                            -----------------
  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
EREC Subsidiary I, LLC (f/k/a Enron Wind
  Systems, Inc)                                      1.7                  1.0
EREC Subsidiary V, LLC (f/k/a Enron Wind
  Corp.)                                             0.9                  0.4
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              2.6                  1.4

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             1.4
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.6                  0.6
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.6                  0.6

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                   35.0                  0.8

Intercompany Payables Pre Petition
EREC Subsidiary II, LLC (f/k/a/ Enron
  Wind Constr                                        1.5                  0.0
Enron Wind Lake Benton LLC                           0.5                  0.0
Enron Corp.                                          0.0                  0.0
Enron Wind Development Corp.                         0.0                  0.0
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        2.0                  0.0
                                            ------------    -----------------
Total General Unsecured                             37.0                  0.8


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                             37.6                  1.4

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                     37.6                  1.4
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ZOND PACIFIC, INC.
------------------       -
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.                  0.0
Directly Held Assets to be Liquidated               n.a.                  0.0
Interests in PGE to be Liquidated                   n.a.                   --
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                   --
Directly Held Assets Transferred
  to Prisma                                         n.a.                   --
Directly Held Trading Book Assets                   n.a.                   --
                                            ------------    -----------------

  Total Directly Held Assets                                              0.0

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                             0.0
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.2                  0.0
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.2                  0.0

Pre Petition General Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                               --                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a Enron
  Wind Systems)                                      0.4                   --
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)      0.1                   --
Enron Corp.                                          0.0                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                            ------------    -----------------
  Total Intercompany Payables                        0.5                   --
                                            ------------    -----------------
Total General Unsecured                              0.5                   --

Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.7                  0.0

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.7                  0.0
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-I

ZWHC LLC
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                               DEBTOR'S STAND ALONE ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.                  --
Directly Held Assets to be Liquidated                n.a.                 0.1
Interests in PGE to be Liquidated                    n.a.                  --
Directly Held Assets Transferred
  to CrossCountry                                    n.a.                  --
Directly Held Assets Transferred
  to Prisma                                          n.a.                  --
Directly Held Trading Book Assets                    n.a.                  --
                                                            -----------------

  Total Directly Held Assets                                              0.1

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
Enron Wind Development Corp.                         0.3                  0.3
EREC Subsidiary II, LLC (f/k/a Enron
  Wind Constructor                                   0.4                  0.2
EREC Subsidiary III, LLC (f/k/a Enron
  Wind Energy Sys                                    0.2                  0.2
Green Power Partners I LLC                           0.1                  0.1
Other                                                 --                   --
                                            ------------    -----------------
  Total                                              1.0                  0.7
                                            ------------    -----------------
Intercompany Receivables from
  Non-Debtors
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other                                                 --                   --
                                            ------------    -----------------
  Total                                               --                   --

Equity / Preferred Equity Interests
  in Affiliates
Sagebrush Partner Twenty, Inc.                      n.a.                   --
                                                    n.a.                   --
                                                    n.a.                   --
Other                                               n.a.                   --
                                                    n.a.                   --
                                                            -----------------
  Total                                                                    --
                                                            -----------------
Total Allocated - Stand-Alone                                           0.7
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                           -----------------------------------
                                                FACE        STAND-ALONE VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)                0.8                  0.7
Secured Claims                                        --                   --
Priority Claims                                       --                   --
Intercompany Payables Post Petition                  0.0                  0.0
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                               0.8                  0.7

Pre Petition General
  Unsecured Claims
Debt                                                  --                   --
SPE Obligations                                       --                   --
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                              0.1                   --
Other Liabilities                                     --                   --

Intercompany Payables Pre Petition
                                                      --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Debtors                                         --                   --
                                                      --                   --
                                                      --                   --
                                                      --                   --
Other Non-Debtors                                     --                   --
                                                      --                   --
                                            ------------    -----------------
  Total Intercompany Payables                         --                   --
                                            ------------    -----------------
Total General Unsecured                              0.1                   --


Subordinated Claims                                   --                   --
                                            ------------    -----------------
  Total                                              0.9                  0.7

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Stand-Alone                      0.9                  0.7
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-II

APPENDIX C-2
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                     N.A.
PLAN GUARANTEE                                                             N.A.
Stand-Alone General Unsecured                                              n.a.
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized. Refer to 180 schedules in Appendix C-I for information regarding the assets, claims and value allocations for each Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated.

                                               DEBTORS' MOD. SUBCON ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                n.a.              4,007.9
Directly Held Assets to be Liquidated               n.a.              1,205.5
Interests in PGE to be Liquidated                   n.a.              1,278.0
Directly Held Assets Transferred
  to CrossCountry                                   n.a.                711.6
Directly Held Assets Transferred
  to Prisma                                         n.a.                 36.5
Directly Held Trading Book Assets                   n.a.              1,026.2
                                                            -----------------
  Total Directly Held Assets                                          8,265.8

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
PGH Leasing, LLC                                    66.3                 25.1
Portland General Holdings, Inc.                     37.8                 20.7
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            104.0                 45.8

Intercompany Receivables from
  Non-Debtors
Enron Intermediate Holdings, LLC                 1,539.6                741.9
Enron Brazil Power Holdings IV Ltd.                311.7                153.4
ECT Europe, Inc.                                   200.6                129.0
Joint Energy Development Investments
  Limited Partners                                 625.3                 91.5
Other                                           10,172.2                933.2
                                            ------------    -----------------
  Total                                         12,849.4              2,049.1

Equity / Preferred Equity Interests
  in Affiliates
Transwestern Holding Company, Inc.                  n.a.                578.1
Enron Canada Corp.                                  n.a.                467.1
CGNN Holding Company, Inc.                          n.a.                380.1
Organizational Partner, Inc.                        n.a.                256.3
Other                                               n.a.              2,124.3
                                                            -----------------
  Total                                                               3,805.9
                                                            -----------------
Total Allocated - Med. SubCon                                        14,166.6
                                                            =================

                                           CLAIMS AGAINST AND EQUITY IN DEBTORS
                                           ------------------------------------
                                                FACE        MOD. SUBCON VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)            1,283.9              1,283.9
Secured Claims                                     128.1                128.1
Priority Claims                                    276.5                276.5
Intercompany Payables Post Petition                 76.9                 76.9
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                           1,765.3              1,765.3

Pre Petition General
  Unsecured Claims
Debt                                            10,587.2              2,017.4
SPE Obligations                                 19,898.8              3,791.8
Guarantee Obligations                            4,400.4                838.5
Trade & A/P Liabilities                          5,748.5              1,095.4
Other Liabilities                               14,307.3              2,726.3
Subordinated Claims                                954.7                181.9
                                            ------------    -----------------
Total General Unsecured                         55,897.0             10,651.3

Intercompany Payables Pre Petition
CGNN Holding Company, Inc.                       1,791.7                341.4
Chiricahua V LLC                                   953.8                181.7
Transwestern Pipeline Company                      819.4                156.1
Enron Canada Corp.                                 557.3                106.2
Other Non-Debtors                                5,061.5                964.5
                                            ------------    -----------------
  Total Intercompany Payables                    9,183.8              1,750.0





                                            ------------    -----------------
  Total                                         66,846.0             14,166.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - Mod. SubCon                 66,846.0             14,166.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

APPENDIX C-III

APPENDIX C-3
--------------------------
($'s in millions)


UNSECURED RECOVERY %
PLAN GENERAL UNSECURED                                                      N.A.
PLAN GUARANTEE                                                              N.A.
Stand-Alone General Unsecured                                               n.a.
Modified Consolidated General Unsecured                                    20.8%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized. Refer to the 180 schedules in Appendix C-I for information regarding the assets, claims and value allocations for each Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated.


                                               DEBTORS' APPENDIX C-3 ASSETS
                                            ---------------------------------
                                               FACE         STAND-ALONE VALUE
                                            ------------    -----------------
Cash                                                 n.a.             4,007.9
Directly Held Assets to be Liquidated                n.a.             1,205.5
Interests in PGE to be Liquidated                    n.a.             1,278.0
Directly Held Assets Transferred
  to CrossCountry                                    n.a.               711.6
Directly Held Assets Transferred
  to Prisma                                          n.a.                36.5
Directly Held Trading Book Assets                    n.a.             1,026.2
                                                            -----------------
  Total Directly Held Assets                                          8,265.8

Intercompany Post Petition Receivables
  from Debtors                                        --                   --

Intercompany Pre Petition Receivables
  from Debtors
PGH Leasing, LLC                                    66.3                 26.4
Portland General Holdings, Inc.                     37.8                 20.7
Other                                                 --                   --
                                            ------------    -----------------
  Total                                            104.0                 47.2

Intercompany Receivables from
  Non-Debtors
Enron Intermediate Holdings, LLC                 1,539.6                767.5
Enron Brazil Power Holdings IV Ltd.                311.7                153.4
ECT Europe, Inc.                                   200.6                129.3
Joint Energy Development Investments
  Limited Partners                                 625.3                 91.6
Other                                           10,172.2                939.4
                                            ------------    -----------------
  Total                                         12,849.4              2,081.2

Equity / Preferred Equity Interests
  in Affiliates
Transwestern Holding Company, Inc.                  n.a.                592.6
Enron Canada Corp.                                  n.a.                477.1
CGNN Holding Company, Inc.                          n.a.                412.1
Organizational Partner, Inc.                        n.a.                269.9
Other                                               n.a.              2,257.6
                                                            -----------------
  Total                                                               4,009.4
                                                            -----------------
Total Allocated - App. C-3                                           14,403.6
                                                            =================

                                          CLAIMS AGAINST AND EQUITY IN DEBTORS
                                          ------------------------------------
                                                FACE          APP. C-3 VALUE
                                            ------------    -----------------
Administrative Claims (Post Petition)            1,283.9              1,283.9
Secured Claims                                     128.1                128.1
Priority Claims                                    276.5                276.5
Intercompany Payables Post Petition                 76.9                 76.9
                                            ------------    -----------------
  Total Administrative,
    Secured & Priority                           1,765.3              1,765.3

Pre Petition General
  Unsecured Claims
Debt                                            10,587.2              2,205.1
SPE Obligations                                 19,898.8              4,144.4
Guarantee Obligations                                 --                   --
Trade & A/P Liabilities                          5,748.5              1,197.3
Other Liabilities                               14,307.3              2,979.9

Subordinated Claims                                954.7                198.8
                                            ------------    -----------------
Total General Unsecured                         51,496.5             10,725.5

Intercompany Payables Pre Petition
CGNN Holding Company, Inc.                       1,791.7                373.2
Chiricahua V LLC                                   953.8                198.6
Transwestern Pipeline Company                      819.4                170.7
Enron Canada Corp.                                 557.3                116.1
Other Non-Debtors                                5,061.5              1,054.2
                                            ------------    -----------------
  Total Intercompany Payables                    9,183.8              1,912.8

                                            ------------    -----------------
  Total                                         62,445.6             14,403.6

Equity                                              n.a.                   --

                                            ------------    -----------------
  Total Allocated - App. C-3                    62,445.6             14,403.6
                                            ============    =================

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

                 APPENDIX D: FILING OF SCHEDULES AND STATEMENTS

APPENDIX D:  FILING OF SCHEDULES AND STATEMENTS

                                                                                                                  DATE APPLI-
                                                                            DATE SCHEDULES AND                  CABILITY ORDER
              ENTITY                                            CASE NUMBER  STATEMENT FILED  CLAIMS BAR DATE      ENTERED(1)
              ------                                            -----------  ---------------  ---------------      ----------
1.    Enron Metals & Commodity Corp.                              01-16033     June 17, 2002   October 15, 2002          n/a
2.    Enron Corp.                                                 01-16034     June 17, 2002   October 15, 2002          n/a
3.    Enron North America Corp.                                   01-16035     June 17, 2002   October 15, 2002          n/a
4.    Enron Power Marketing, Inc.                                 01-16036     June 17, 2002   October 15, 2002          n/a
5.    PBOG Corp.                                                  01-16037     June 17, 2002   October 15, 2002          n/a
6.    Smith Street Land Company                                   01-16038     June 17, 2002   October 15, 2002          n/a
7.    Enron Broadband Services, Inc.                              01-16039     June 17, 2002   October 15, 2002          n/a
8.    Enron Energy Services Operations, Inc.                      01-16040     June 17, 2002   October 15, 2002          n/a
9.    Enron Energy Marketing Corp.                                01-16041     June 17, 2002   October 15, 2002          n/a
10.   Enron Energy Services, Inc.                                 01-16042     June 17, 2002   October 15, 2002          n/a
11.   Enron Energy Services, LLC                                  01-16043     June 17, 2002   October 15, 2002          n/a
12.   Enron Transportation Services Company                       01-16044     June 17, 2002   October 15, 2002          n/a
13.   BAM Leasing Company (correct legal entity BAM
        Lease Company)                                            01-16045     June 17, 2002   October 15, 2002          n/a
14.   ENA Asset Holdings L.P.                                     01-16046     June 17, 2002   October 15, 2002          n/a
15.   Enron Gas Liquids, Inc.                                     01-16048     June 17, 2002   October 15, 2002          n/a
16.   Enron Global Markets LLC                                    01-16076     June 17, 2002   October 15, 2002   January 15, 2002
17.   Enron Net Works LLC                                         01-16078     June 17, 2002   October 15, 2002   January 15, 2002
18.   Enron Industrial Markets LLC                                01-16080     June 17, 2002   October 15, 2002   January 15, 2002
19.   Operational Energy Corp.                                    01-16109     June 17, 2002   October 15, 2002   January 25, 2002
20.   Enron Engineering & Construction Company                    01-16110     June 17, 2002   October 15, 2002   January 15, 2002
21.   Enron Engineering & Operational Services Company            01-16111     June 17, 2002   October 15, 2002   January 15, 2002
22.   Garden State Paper Company, LLC                             01-16280     June 17, 2002   October 15, 2002   December 21, 2001
23.   Palm Beach Development Company, L.L.C.                      01-16319     June 17, 2002   October 15, 2002   January 15, 2002
24.   Tenant Services, Inc.                                       01-16428     June 17, 2002   October 15, 2002   January 15, 2002
25.   Enron Energy Information Solutions, Inc.                    01-16429     June 17, 2002   October 15, 2002   January 15, 2002
26.   EESO Merchant Investments, Inc.                             01-16430     June 17, 2002   October 15, 2002   January 15, 2002
27.   Enron Federal Solutions, Inc.                               01-16431     June 17, 2002   October 15, 2002   January 15, 2002
28.   Enron Freight Markets Corp.                                 01-16467     June 17, 2002   October 15, 2002   January 15, 2002
29.   Enron Broadband Services, L.P.                              01-16483     June 17, 2002   October 15, 2002   January 15, 2002
30.   Enron Energy Services North America, Inc.                   02-10007     June 17, 2002   October 15, 2002   January 31, 2002
31.   Enron LNG Marketing LLC                                     02-10038     June 17, 2002   October 15, 2002   January 15, 2002

---------------


(1) This column identifies the date an Applicability Order was entered by the Bankruptcy Court for each Debtor, but should not be construed to mean that all Applicability Orders are identical in relief. The specific Applicability Order for a particular Debtor should be reviewed to determine the effect of such Applicability Order on such Debtor. The notation "n/a" indicates that no Applicability Order was entered because the Debtor filed on the Initial Petition Date.

                                                                                                                 DATE  APPLI-
                                                                            DATE SCHEDULES AND                  CABILITY ORDER
              ENTITY                                            CASE NUMBER  STATEMENT FILED  CLAIMS BAR DATE      ENTERED(1)
              ------                                            -----------  ---------------  ---------------   -----------------
32.   Calypso Pipeline, LLC                                      02-10059     June 17, 2002   October 15, 2002   January 15, 2002
33.   Enron Global LNG LLC                                       02-10060     June 17, 2002   October 15, 2002   January 15, 2002
34.   Enron International Fuel Management Company                02-10061     June 17, 2002   October 15, 2002   January 15, 2002
35.   Enron Natural Gas Marketing Corp.                          02-10132     June 17, 2002   October 15, 2002     July 26, 2002
36.   ENA Upstream Company LLC                                   02-10232     June 17, 2002   October 15, 2002   January 31, 2002
37.   Enron Liquid Fuels, Inc.                                   02-10252     June 17, 2002   October 15, 2002   January 31, 2002
38.   Enron LNG Shipping Company                                 02-10346     June 17, 2002   October 15, 2002   January 31, 2002
39.   Enron Property & Services Corp.                            02-10464     June 17, 2002   October 15, 2002   February 5, 2002
40.   Enron Capital & Trade Resources International Corp.        02-10613     June 17, 2002   October 15, 2002        Pending
41.   Enron Communications Leasing Corp.                         02-10632     June 17, 2002   October 15, 2002   February 15, 2002
42.   Enron Wind Corp.                                           02-10743     June 17, 2002   October 15, 2002   February 22, 2002
43.   Enron Wind Systems, Inc.                                   02-10747     June 17, 2002   October 15, 2002   February 22, 2002
44.   Enron Wind Energy Systems Corp.                            02-10748     June 17, 2002   October 15, 2002   February 22, 2002
45.   Enron Wind Maintenance Corp.                               02-10751     June 17, 2002   October 15, 2002   February 22, 2002
46.   Enron Wind Constructors Corp.                              02-10755     June 17, 2002   October 15, 2002   February 22, 2002
47.   EREC Subsidiary I, LLC (Enron Wind Systems, LLC
        as of 4/19/02)                                           02-10757     June 17, 2002   October 15, 2002   February 22, 2002
48.   EREC Subsidiary II, LLC (Enron Wind Constructors LLC
        as of 4/19/02)                                           02-10760     June 17, 2002   October 15, 2002   February 22, 2002
49.   EREC Subsidiary III, LLC (Enron Wind Energy Systems LLC
        as of 4/19/02)                                           02-10761     June 17, 2002   October 15, 2002   February 22, 2002
50.   EREC Subsidiary IV, LLC (Enron Wind Maintenance LLC
        as of 4/19/02)                                           02-10764     June 17, 2002   October 15, 2002   February 22, 2002
51.   EREC Subsidiary V, LLC (Enron Wind LLC as of 4/19/02)      02-10766     June 17, 2002   October 15, 2002   February 22, 2002
52.   Intratex Gas Company                                       02-10939     July 16, 2002   October 15, 2002    March 12, 2002
53.   Enron Processing Properties, Inc.                          02-11123     July 25, 2002   October 15, 2002    March 19, 2002
54.   Enron Methanol Company                                     02-11239     July 30, 2002   October 15, 2002    March 21, 2002
55.   Enron Ventures Corp.                                       02-11242     July 30, 2002   October 15, 2002    March 21, 2002
56.   Enron Mauritius Company                                    02-11267     July 30, 2002   October 15, 2002    March 29, 2002
57.   Enron India Holdings Ltd.                                  02-11268     July 30, 2002   October 15, 2002    March 29, 2002
58.   Offshore Power Production C.V.                             02-11272     July 30, 2002   October 15, 2002    March 29, 2002
59.   The New Energy Trading Company                             02-11824    August 28, 2002  October 31, 2002    April 18, 2002
60.   EES Service Holdings, Inc.                                 02-11884    August 28, 2002  October 31, 2002        Pending
61.   Enron Wind Development LLC                                 02-12104  September 13, 2002 December 2, 2002      May 3, 2002
62.   ZWHC LLC                                                   02-12105  September 13, 2002 December 2, 2002      May 3, 2002
63.   Zond Pacific, LLC                                          02-12106  September 13, 2002 December 2, 2002      May 3, 2002
64.   Enron Reserve Acquisition Corp.                            02-12347  September 30, 2002 December 2, 2002     May 24, 2002
65.   National Energy Production Corporation (EPC Estate
        Services, Inc. as of 9/18/02)                            02-12398  September 30, 2002 December 2, 2002     May 24, 2002
66.   Enron Power & Industrial Construction Company              02-12400  September 30, 2002 December 2, 2002     May 24, 2002
67.   NEPCO Power Procurement Company                            02-12402  September 30, 2002 December 2, 2002     May 21, 2002
68.   NEPCO Services International, Inc.                         02-12403  September 30, 2002 December 2, 2002     May 21, 2002

                                                                                                                 DATE  APPLI-
                                                                            DATE SCHEDULES AND                  CABILITY ORDER
              ENTITY                                            CASE NUMBER  STATEMENT FILED  CLAIMS BAR DATE      ENTERED(1)
              ------                                            -----------  ---------------  ---------------      ----------
69.   San Juan Gas Company, Inc.                                 02-12902  September 30, 2002 December 2, 2002     June 16, 2002
70.   EBF LLC                                                    02-13702  September 30, 2002 December 2, 2002    August 8, 2002
71.   Zond Minnesota Construction Company LLC                    02-13723  September 13, 2002 December 2, 2002    August 8, 2002
72.   Enron Fuels International, Inc.                            02-14046   December 18, 2002 February 28, 2003  September 5, 2002
73.   E Power Holdings Corp.                                     02-14632   December 18, 2002 February 28, 2002  November 7, 2002
74.   EFS Construction Management Services, Inc.                 02-14885   February 13, 2003  April 30, 2003    October 10, 2002
75.   Enron Management, Inc.                                     02-14977   February 13, 2003  April 30, 2003    October 10, 2002
76.   Enron Expat Services, Inc.                                 02-15716    March 28, 2003     May 30, 2003     November 21, 2002
77.   Artemis Associates, LLC                                    02-16441    March 28, 2003     May 30, 2003      January 3, 2003
78.   Clinton Energy Management Services, Inc.                   02-16492    March 28, 2003     May 30, 2003      January 3, 2003
79.   LINGTEC Constructors L.P.                                  03-10106    March 28, 2003     May 30, 2003     January 16, 2003
80.   EGS New Ventures Corp.                                     03-10673    April 23, 2003     June 30, 2003    February 13, 2003
81.   Louisiana Gas Marketing Company                            03-10676    April 23, 2003     June 30, 2003    February 13, 2003
82.   Louisiana Resources Company                                03-10678    April 23, 2003     June 30, 2003    February 13, 2003
83.   LGMI, Inc.                                                 03-10681    April 23, 2003     June 30, 2003    February 13, 2003
84.   LRCI, Inc.                                                 03-10682    April 23, 2003     June 30, 2003    February 13, 2003
85.   Enron Communications Group, Inc.                           03-11364    April 24, 2003     June 30, 2003     March 20, 2003
86.   EnRock Management, LLC                                     03-11369    April 24, 2003     June 30, 2003     March 20, 2003
87.   ECI-Texas, L.P.                                            03-11371    April 24, 2003     June 30, 2003     March 20, 2003
88.   EnRock, L.P.                                               03-11373    April 24, 2003     June 30, 2003     March 20, 2003
89.   ECI-Nevada Corp.                                           03-11374    April 24, 2003     June 30, 2003     March 20, 2003
90.   Enron Alligator Alley Pipeline Company                     03-12088     June 12, 2003   September 2, 2003   April 10, 2003
91.   Enron Wind Storm Lake I LLC                                03-13151     June 30, 2003   September 2, 2003    May 23, 2003
92.   ECT Merchant Investments Corp.                             03-13154     June 6, 2003    September 2, 2003    June 12, 2003
93.   EnronOnline, LLC                                           03-13155     June 27, 2003   September 2, 2003    May 23, 2003
94.   St. Charles Development Company, L.L.C.                    03-13156     June 13, 2003   September 2, 2003    May 23, 2003
95.   Calcasieu Development Company, L.L.C.                      03-13157     June 13, 2003   September 2, 2003    May 23, 2003
96.   Calvert City Power I, L.L.C.                               03-13158     June 13, 2003   September 2, 2003    May 23, 2003
97.   Enron ACS, Inc.                                            03-13159     June 30, 2003   September 2, 2003    May 23, 2003
98.   LOA, Inc.                                                  03-13160     June 23, 2003   September 2, 2003    May 23, 2003
99.   Enron India LLC                                            03-13234     June 12, 2003   September 2, 2003    May 22, 2003
100   Enron International Inc.                                   03-13235     June 12, 2003   September 2, 2003    May 22, 2003
101.  Enron International Holdings Corp.                         03-13236     June 12, 2003   September 2, 2003    May 22, 2003
102.  Enron Middle East LLC                                      03-13237     June 12, 2003   September 2, 2003    May 22, 2003
103.  Enron WarpSpeed Services, Inc.                             03-13238     June 12, 2003   September 2, 2003    May 22, 2003
104.  Modulus Technologies, Inc.                                 03-13239     June 12, 2003   September 2, 2003    May 22, 2003
105.  Enron Telecommunications, Inc.                             03-13240     June 12, 2003   September 2, 2003    May 22, 2003
106.  DataSystems Group, Inc.                                    03-13241     June 12, 2003   September 2, 2003    May 22, 2003
107.  Risk Management & Trading Corp.                            03-13259     June 30, 2003   September 2, 2003    May 22, 2003
108.  Omicron Enterprises, Inc.                                  03-13446     June 23, 2003   September 2, 2003    June 12, 2003
109.  EFS I, Inc.                                                03-13447     June 23, 2003   September 2, 2003    June 12, 2003
110.  EFS II, Inc.                                               03-13451     June 23, 2003   September 2, 2003    June 12, 2003

                                                                                                                 DATE  APPLI-
                                                                            DATE SCHEDULES AND                  CABILITY ORDER
              ENTITY                                            CASE NUMBER  STATEMENT FILED  CLAIMS BAR DATE      ENTERED(1)
              ------                                            -----------  ---------------  ---------------      ----------
111.  EFS III, Inc.                                              03-13453     June 23, 2003   September 2, 2003    June 12, 2003
112.  EFS V, Inc.                                                03-13454     June 23, 2003   September 2, 2003    June 12, 2003
113.  EFS VI, L.P.                                               03-13457     June 23, 2003   September 2, 2003    June 12, 2003
114.  EFS VII, Inc.                                              03-13459     June 23, 2003   September 2, 2003    June 12, 2003
115.  EFS IX, Inc.                                               03-13460     June 23, 2003   September 2, 2003    June 12, 2003
116.  EFS X, Inc.                                                03-13461     June 30, 2003   September 2, 2003    June 12, 2003
117.  EFS XI, Inc.                                               03-13462     June 30, 2003   September 2, 2003    June 12, 2003
118.  EFS XII, Inc.                                              03-13463     June 30, 2003   September 2, 2003    June 12, 2003
119.  EFS XV, Inc.                                               03-13465     June 30, 2003   September 2, 2003    June 12, 2003
120.  EFS XVII, Inc.                                             03-13467     June 23, 2003   September 2, 2003    June 12, 2003
121.  Jovinole Associates                                        03-13468     June 23, 2003   September 2, 2003    June 12, 2003
122.  EFS Holdings, Inc.                                         03-13469     June 23, 2003   September 2, 2003    June 12, 2003
123.  Enron Operations Services Corp.                            03-13489     June 30, 2003   September 2, 2003    June 3, 2003
124.  Green Power Partners I LLC                                 03-13500     June 30, 2003   September 2, 2003    June 12, 2003
125.  TLS Investors, L.L.C.                                      03-13502     June 30, 2003   September 2, 2003    June 12, 2003
126.  ECT Securities Limited Partnership                         03-13644     June 27, 2003   September 2, 2003    June 12, 2003
127.  ECT Securities LP Corp.                                    03-13647     June 23, 2003   September 2, 2003    June 12, 2003
128.  ECT Securities GP Corp.                                    03-13649     June 23, 2003   September 2, 2003    June 12, 2003
129.  KUCC Cleburne, LLC                                         03-13862     June 27, 2003   September 2, 2003    June 24, 2003
130.  Enron International Asset Management Corp.                 03-13877     June 26, 2003   September 2, 2003    June 24, 2003
131.  Enron Brazil Power Holdings XI Ltd.                        03-13878     June 26, 2003   September 2, 2003    June 24, 2003
132.  Enron Holding Company L.L.C.                               03-13879     June 23, 2003   September 2, 2003    June 24, 2003
133.  Enron Development Management Ltd.                          03-13880     June 23, 2003   September 2, 2003    June 24, 2003
134.  Enron International Korea Holdings Corp.                   03-13881     June 23, 2003   September 2, 2003    June 24, 2003
135.  Enron Caribe VI Holdings Ltd.                              03-13882     June 23, 2003   September 2, 2003    June 24, 2003
136.  Enron International Asia Corp.                             03-13883     June 23, 2003   September 2, 2003    June 24, 2003
137.  Enron Brazil Power Investments XI Ltd.                     03-13884     June 23, 2003   September 2, 2003    June 24, 2003
138.  Paulista Electrical Distribution, L.L.C.                   03-13885     June 26, 2003   September 2, 2003    June 24, 2003
139.  Enron Pipeline Construction Services Company               03-13915     June 30, 2003   September 2, 2003    June 24, 2003
140.  Enron Pipeline Services Company                            03-13918     June 30, 2003   September 2, 2003    June 24, 2003
141.  Enron Trailblazer Pipeline Company                         03-13919     June 30, 2003   September 2, 2003    June 24, 2003
142.  Enron Liquid Services Corp.                                03-13920     June 30, 2003   September 2, 2003    June 24, 2003
143.  Enron Machine and Mechanical Services, Inc.                03-13926     June 30, 2003   September 2, 2003    June 24, 2003
144.  Enron Commercial Finance Ltd.                              03-13930     June 30, 2003   September 2, 2003    June 24, 2003
145.  Enron Permian Gathering Inc.                               03-13949     June 30, 2003   September 2, 2003    June 24, 2003
146.  Transwestern Gathering Company                             03-13950     June 30, 2003   September 2, 2003    June 24, 2003
147.  Enron Gathering Company                                    03-13952     June 30, 2003   September 2, 2003    June 24, 2003
148.  EGP Fuels Company                                          03-13953     June 30, 2003   September 2, 2003    June 24, 2003
149.  Enron Asset Management Resources, Inc.                     03-13957     June 30, 2003   September 2, 2003    June 24, 2003
150.  Enron Brazil Power Holdings I Ltd.                         03-14053     June 30, 2003   September 2, 2003    June 24, 2003
151.  Enron do Brazil Holdings Ltd/                              03-14054     June 30, 2003   September 2, 2003    June 24, 2003
152.  Enron Wind Storm Lake II LLC                               03-14065     June 30, 2003   September 2, 2003    June 26, 2003

                                                                                                                  DATE APPLI-
                                                                            DATE SCHEDULES AND                  CABILITY ORDER
              ENTITY                                            CASE NUMBER  STATEMENT FILED  CLAIMS BAR DATE      ENTERED(1)
              ------                                            -----------  ---------------  ---------------      ----------
153.  Enron Renewable Energy Corp.                               03-14067     June 30, 2003   September 2, 2003    June 26, 2003
154.  Enron Acquisition III Corp.                                03-14068     June 30, 2003   September 2, 2003    June 26, 2003
155.  Enron Wind Lake Benton LLC                                 03-14069     June 30, 2003   September 2, 2003    June 26, 2003
156.  Superior Construction Company                              03-14070     June 30, 2003   September 2, 2003    June 26, 2003
157.  EFS IV, Inc.                                               03-14126     June 30, 2003   September 2, 2003    June 26, 2003
158.  EFS VIII, Inc.                                             03-14130     June 30, 2003   September 2, 2003    June 26, 2003
159.  EFS XIII, Inc.                                             03-14131     June 30, 2003   September 2, 2003    June 26, 2003
160.  Enron Credit Inc.                                          03-14175     June 30, 2003   September 2, 2003    July 3, 2003
161.  Enron Power Corp.                                          03-14176     June 30, 2003   September 2, 2003    July 3, 2003
162.  Richmond Power Enterprise, L.P.                            03-14177     June 30, 2003   September 2, 2003    July 3, 2003
163.  ECT Strategic Value Corp.                                  03-14178     June 30, 2003   September 2, 2003    July 3, 2003
164.  Enron Development Funding Ltd.                             03-14185     June 30, 2003   September 2, 2003    July 3, 2003
165.  Atlantic Commercial Finance Inc.                           03-14223     June 30, 2003   September 2, 2003    July 3, 2003
166.  The Protane Corporation                                    03-14224     June 30, 2003   September 2, 2003    July 3, 2003
167.  Enron Asia Pacific / Africa / China LLC                    03-14225     June 30, 2003   September 2, 2003    July 3, 2003
168.  Enron Development Corp.                                    03-14226     June 30, 2003   September 2, 2003    July 3, 2003
169.  ET Power 3 LLC                                             03-14227     June 30, 2003   September 2, 2003    July 3, 2003
170.  Nowa Sarzyna Holding B.V.                                  03-14228     June 30, 2003   September 2, 2003    July 3, 2003
171.  Enron South America LLC                                    03-14229     June 30, 2003   September 2, 2003    July 3, 2003
172.  Enron Global Power & Pipelines LLC                         03-14230     June 30, 2003   September 2, 2003    August 11, 2003;
                                                                                                                   August 28, 2003;
                                                                                                                  September 4, 2003
173.  Portland General Holdings, Inc.                            03-14231     June 30, 2003   September 2, 2003    July 3, 2003
174.  Portland Transition Company, Inc.                          03-14232     June 30, 2003   September 2, 2003    July 3, 2003
175.  Cabazon Power Partners LLC                                 03-14539     July 31, 2003  September 30, 2003    July 24, 2003
176.  Cabazon Holdings LLC                                       03-14540     July 31, 2003  September 30, 2003    July 24, 2003
177.  Enron Caribbean Basin LLC                                  03-14862     July 31, 2003  September 30, 2003    August 7, 2003
178.  Victory Garden Power Partners I LLC                        03-14871     July 31, 2003  September 30, 2003    August 7, 2003
179.  Oswego Cogen Company, LLC                                  03-16566   October ___, 2003 ___________, 2003    October 23, 2003
180.  Enron Equipment Procurement Company                        03-16882     ______, 2003    __________, 2003     November 6, 2003

                APPENDIX E: CASES CONSOLIDATED INTO NEWBY ACTION

APPENDIX E:  CASES CONSOLIDATED INTO NEWBY ACTION

Cases consolidated into:
------------------------------------------------------------------------------

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------
Seth Abrams and Steven Frank, Individually,     H-01-3630       SD/TX-Houston      12/12/2001
et al. v. Enron Corp., et al. [NEWBY0017]

Robert J. Casey, II and Ruth I. Horton,         H-01-3647       SD/TX-Houston      12/12/2001
Individually, et al. v. Enron Corp., et al.
[NEWBY0017]

Frank Wilson, on behalf of himself, et al. v.   H-01-3652       SD/TX-Houston      12/12/2001
Enron Corporation, et al. [NEWBY0017]

J. Michael Gottesman, Individually, et al. v.   H-01-3660       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Avigayil Greenberg, Individually, et al. v.     H-01-3670       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Robert Christianson, Individually, et al. v.    H-01-3671       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Ernest Gottdiener, Individually, et al. v.      H-01-3681       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

John P. McCarthy Money Purchase Plan,           H-01-3686       SD/TX-Houston      12/12/2001
Individually, et al. v. Enron Corp., et al.
[NEWBY0017]

Michael Koroluk, Individually, et al. v.        H-01-3733       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

James Brill On Behalf of Himself, et al. v.     H-01-3734       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Elmar A. Busch, Individually, et al. v. Enron   H-01-3735       SD/TX-Houston      12/12/2001
Corp., et al. [NEWBY0017]

Warren Pinchuck, Individually, et al. v.        H-01-3736       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Mahin S. Mashayekh, Individually, et al. v.     H-01-3737       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

Muriel P. Kaufman IRA, Individually, et al.     H-01-3682       SD/TX-Houston      12/12/2001
v. Enron Corp., et al. [NEWBY0017]

Henry H. Steiner, Individually, et al. v.       H-01-3717       SD/TX-Houston      12/12/2001
Enron Corp., et al. [NEWBY0017]

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON


                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------
Barbara D. Lee, Individually, et al. v. Enron   H-01-3789       SD/TX-Houston      12/12/2001
Corp., et al. [NEWBY0017]

Patricia D. Parsons v. Enron Corporation, et    H-01-3903       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

Pulsier & Associates v. Kenneth L. Lay, et      H-01-4356       SD/TX-Houston      12/26/2001
al. [NEWBY0085]

Naomi Raphael, Individually, et al. v. Enron    H-01-3839       SD/TX-Houston      12/12/2001
Corp., et al. [NEWBY0017]

Danielle M. Karcich, UGMA with Andrew J.        H-01-3838       SD/TX-Houston      12/12/2001
Karcich Parent and Natural Guardian, on
Behalf of Itself, et al. v. Enron Corp., et
al. [NEWBY0017]

John & Peggy Odam, et al. v. Enron              H-01-3914       SD/TX-Houston      12/12/2001
Corporation, et al. [NEWBY0017]

David R. Wortham, Individually, et al. v.       H-02-1831       SD/TX-Houston      6/7/2002
Enron Corp., et al. [NEWBY0827]

Frank Anthony Cammarata, III, Individually,     H-01-3993       SD/TX-Houston      12/12/2001
et al. v. Enron Corp., et al. [NEWBY0017]

George Nicoud, on behalf of himself, et al.     H-01-4009       SD/TX-Houston      12/12/2001
v. Enron Corp., et al. [NEWBY0017]

Archdiocese of Milwaukee Supporting Fund,       H-01-4071       SD/TX-Houston      12/12/2001
Inc., Individually, et al. v. Enron Corp., et
al. [NEWBY0017]

Victor Ronald Frangione v. Enron Corp., et      H-01-3889       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

Amalgamated Bank, as Trustee for the Longview   H-01-4198       SD/TX-Houston      12/12/2001
Collective Investment Fund, et al. v. Kenneth
L. Lay, et al. [NEWBY0017]

Kenneth Franklin, et al, v. Enron Corp., et     H-01-4106       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

James J. Daly, as Trustee of the James J.       H-01-4189       SD/TX-Houston      12/12/2001
Daly IRA Rollover, et al. v. Enron Corp., et
al. [NEWBY0017]

John Morton Elliott IRA v. Kenneth L. Lay, et   H-01-4370       SD/TX-Houston      12/26/2001
al. [NEWBY0084]

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------
William E. Davis and Roxann Davis,              H-02-1830       SD/TX-Houston      6/7/2002
Individually, et al. v. Enron Corp., et al.
[NEWBY0827]

John Anson, Individually, et al. v. Kenneth     H-02-1827       SD/TX-Houston      6/7/2002
L. Lay, et al. [NEWBY0827]

Leslie H. Duncan, Individually, et al. v.       H-02-1828       SD/TX-Houston      6/7/2002
Kenneth L. Lay, et al. [NEWBY0827]

John Barnett, Individually, et al. v. Kenneth   H-02-1826       SD/TX-Houston      6/7/2002
L. Lay, et al. [NEWBY0827]

Shelly Douglass, Individually, et al. v.        H-02-1825       SD/TX-Houston      6/7/2002
Kenneth L. Lay, et al. [NEWBY0827]

Stephen Phillips, Individually, et al. v.       H-02-1829       SD/TX-Houston      6/7/2002
Kenneth L. Lay, et al. [NEWBY0827]

Phil E. Parham and Peggy A. Parham,             H-02-1833       SD/TX-Houston      6/7/2002
Individually, et al. v. Kenneth L. Lay, et
al. [NEWBY0827]

Stephen A. McIntyre, Individually, et al. v.    H-02-1923       SD/TX-Houston      6/15/2002
Kenneth L. Lay, et al. [NEWBY0877]

Ralph A. Wilt, Jr. v. Andrew S. Fastow, et      H-02-0576       SD/TX-Houston      2/18/2002
al. [NEWBY0303]

Jacob Blaz, on Behalf of Himself et al.v.       H-02-1150       SD/TX-Houston      4/15/2002
Robert A. Belfer, et al. [NEWBY0475]

Henry P. Blaskie, Jr. v. Kenneth L. Lay, et     H-02-1108       SD/TX-Houston      3/28/2002
al. [NEWBY0423]

Mary Bain Pearson, et al. v. Andrew s.          H-02-670        SD/TX-Houston      2/26/2002
Fastow, et al. [NEWBY0324]

Barbara G. Smith and George Hasegawa,           H-02-2323       SD/TX-Houston      6/27/2002
Individually, et al. v. Kenneth L. Lay, et
al. [NEWBY0948]

Enron Stockholders United, Inc., a Colorado     H-02-2903       SD/TX-Houston      8/1/2002
non-profit corporation, Assignee v. Kenneth
L. Lay, et al. [NEWBY0980]

Harold and Frances Ahlich, et al. v. Arthur     H-02-0347       SD/TX-Houston      2/1/2002
Andersen, LLP, et al.

Peter J. Shortridge, on behalf of himself, et   H-02-2977       SD/TX-Houston      8/19/2002
al. v. Jeffrey K. Skilling, et al. [NEWBY1013]

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------
Investors Partner Life Insurance Co., et al.    H-02-1364       SD/TX-Houston      4/15/2002
v. Kenneth L. Lay, et al. [NEWBY0456]

William Scoular v. Andrew S. Fastow et al.      H-02-0592       SD/TX-Houston      2/19/2002
[NEWBY0307]

Peter M. Norris, et al. v. Arthur Andersen &    H-02-1225       SD/TX-Houston      4/3/2002
Co., et al. [NEWBY0438]

Sidney Kessous, on behalf of himself, et al.    H-01-4229       SD/TX-Houston      12/18/2001
v. Kenneth L. Lay, et al.

Kevin Kueser, general partner for Kevmar        H-01-4488       SD/TX-Houston      1/3/2002
Holdings Limited Partnership, et al. v.
Kenneth L. Lay, et al. [NEWBY0102]

Bobby Lutz, Individually, et al. v. Arthur      H-02-1597       SD/TX-Houston      5/13/2002
Andersen, L.L.P., et al. [NEWBY0724]

Washington State Investment Board, et al. v.    H-02-3401       SD/TX-Houston      10/16/2002
Kenneth L. Lay, et al. [NEWBY1086]

Ariel Holdings LLC v. Kenneth L. Lay, et al.    H-01-4493       SD/TX-Houston      12/27/2001
[NEWBY0087]

Staro Asset Management, LLC v. Arthur           H-01-4480       SD/TX-Houston      12/28/2001
Andersen, LLP, et al. [NEWBY0088]

Mark T. Spathes, et al. v. Kenneth L. Lay, et   H-01-4308       SD/TX-Houston      12/18/2001
al.

Beatrice Barkin Martial Trust, Allen J.         H-01-4394       SD/TX-Houston      12/26/2001
Barkin Trustee v. Enron Corp., et al.
[NEWBY0091]

Dr. Robert Pearlstein v. Kenneth L. Lay, et     H-01-4396       SD/TX-Houston      12/26/2001
al. [NEWBY0086]

Jerome F. Paquin, et al. v. Enron               H-01-4475       SD/TX-Houston      1/3/2002
Corporation, et al. [NEWBY0101]

Marcus Oates on Behalf of Himself, et al. v.    H-02-0490       SD/TX-Houston      3/14/2002
Kenneth L. Lay, et al. [NEWBY0375]

Mark E. McKinney, et al, v. Enron Corp., et     H-02-1869       SD/TX-Houston      6/7/2002
al. [NEWBY0827]

Morgan Krim v. Kenneth L. Lay, et al.           H-02-1239       SD/TX-Houston      4/11/2002
[NEWBY0453]

Izidor Klein v. Kenneth L. Lay, et al.          H-01-4537       SD/TX-Houston      1/5/2002
[NEWBY0104]

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------

Howard Bruce Klein v. Andrew S. Fastow, et      H-02-0117       SD/TX-Houston      1/15/2002
al. [NEWBY0121]

Fathollah Hamedani v. Kenneth L. Lay, et al.    H-01-4431       SD/TX-Houston      1/3/2002
[NEWBY0100]

Susan Copley, et al, v. Kenneth L. Lay, et      H-01-4168       SD/TX-Houston      12/12/2001
al. [NEWBY0017]

Silvercreek Management Inc., Silvercreek        H-02-3185       SD/TX-Houston      9/6/2002
Limited Partnership, et al. v. Salomon Smith
Barney, Inc., et al. [NEWBY1025]

Mike Lange & Reinhardt Lange v. Arthur          H-02-2856       SD/TX-Houston      8/1/2002
Andersen, LLP, et al. [NEWBY0977]

Sherrill R. Thomas v. Arthur Andersen, LLP,     H-02-4136       SD/TX-Houston      11/5/2002
et al. [NEWBY1120]

Harold van der Linde, et al. v. Arthur          H-02-4197       SD/TX-Houston      11/20/2002
Andersen, LLP, et al. [NEWBY1153]

David A. Huettner, et al. v. EOTT Energy        H-02-2984       SD/TX-Houston      8/19/2002
Partners, et al. [NEWBY1012]

American National Insurance Company, et al.     H-02-463        SD/TX-Galveston    7/8/2002
v. Lehman Brothers Holdings, Inc., et al.

American National Insurance Company, et al.     H-02-299        SD/TX-Galveston    5/14/2002
v. JP Morgan Chase & Co., et al. [NEWBY0741]

Silvercreek Management Inc., et al. v.          H-03-815        SD/TX-Houston      3/17/2003
Citigroup Inc. et al. [NEWBY1287]

Patrick P. Rogers v. David Bruce Duncan, et     H-02-2702       SD/TX-Houston      7/19/2002
al. [NEWBY0973]

Nathaniel Pulsifer, Trustee of the Shooters     H-02-3010       SD/TX-Houston      8/19/2002
Hill Revocable Trust, Individually, et al. v.
Kenneth L. Lay, et al. [NEWBY1014]

Abbey National Treasury Services, PLC v.        H-02-3869       SD/TX-Houston      11/5/2002
Credit Suisse First Boston Corporation
[NEWBY1121]

Benjamin M. Goode v. Citigroup, Inc., et al.    H-02-4149       SD/TX-Houston      11/5/2002
[NEWBY1122]

International Kapitalanlagegesellschaft MBH,    H-02-4080       SD/TX-Houston      11/20/2002
Indiviudally, et al. v. Credit Suisse First
Boston Corporation, et al. [NEWBY1154]

          CAUSE NO. H-01-3624; MARK NEWBY V. ENRON CORPORATION, ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------

Kevin Lamkin, et al. v. UBS Painewebber,        H-02-851        SD/TX-Houston      11/22/2002
Inc., et al. [NEWBY1155]

Public Employees Retirement System Board, et    H-02-4788       SD/TX-Houston      1/7/2003
al.  v. Andew S. Fastow, et al. [NEWBY1214]

Variable Annuity Life Insurance Company, et     H-02-3680       SD/TX-Houston      1/15/2003
al. v. Credit Suisse First Boston, Inc., et
al. [NEWBY1224]

Headwaters Capital LLC, et al. v. Kenneth L.    H-03-0341       SD/TX-Houston      2/4/2003
Lay, et al. [NEWBY1244]

Lila Ward, Individually, et al.  v. Stanley     H-03-0484       SD/TX-Houston      2/13/2003
C. Horton, et al. [NEWBY1251]

Hudson Soft Company Limited, on Behalf of       H-03-0860       SD/TX-Houston      3/17/2003
Itself, et al. v. Credit Suisse First Boston
Corporation [NEWBY1289]

Westboro Properties LLC, et al. v. Credit       H-03-1276       SD/TX-Houston      5/13/2003
Suisse First Boston Inc., et al. [NEWBY1382]

Conseco Annuity Assurance Company, et al. v.    H-03-2240       SD/TX-Houston      6/26/2003
Citigroup, Inc., et al. [NEWBY1538]

William Coy and Candy Mounter, et al. v.        H-01-4248       SD/TX-Houston      2/4/2002
Arthur Andersen LLP, et al. [NEWBY0279] -
SEVERED FROM NEWBY & DISMISSED WITHOUT
PREJUDICE ON 7/8/03 [NEWBY1546]

The Retirement Systems of Alabama, et al. v.    H-03-2308       SD/TX-Houston      7/8/2003
Merrill Lynch & Co., et al. [NEWBY1547]

Joe H. Walker, et al. v. Arthur Andersen,       H-03-2345       SD/TX-Houston      7/22/2003
LLP, et al. [NEWBY1579]

American National Insurance Company, et al.     H-03-0481       SD/TX-Houston      7/23/2003
v. Royal Bank of Canada [NEWBY1586]

                APPENDIX F: CASES CONSOLIDATED INTO TITTLE ACTION

APPENDIX F:  CASES CONSOLIDATED INTO TITTLE ACTION
Cases consolidated into:
-----------------------------------------------------------------------------

      CAUSE NO. H-01-3913; PAMELA M. TITTLE, ET AL. V. ENRON CORP., ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------
Roy E. Rinard & Steve Lacey v. Enron Corp.      H-01-4060       SD/TX-Houston      12/12/2001
Savings Plan Administrative Committee, et al.
[TITTLE0010]

Michael P. Harney, on Behalf of Himself, et     H-01-4063       SD/TX-Houston      12/12/2001
al. v. Enron Corp., et al. [TITTLE0010]

Dorothy Ricketts, et al. v. Enron               H-01-4128       SD/TX-Houston      12/12/2001
Corporation, an Oregon Corporation, et al.
[TITTLE0010]

Gary W. Kemper, on Behalf of Himself, et al.    H-01-4089       SD/TX-Houston      12/12/2001
v. Enron Corporation, et al. [TITTLE0010]

Betty J. Clark, et al., v. Enron Corp., et      H-01-4125       SD/TX-Houston      12/12/2001
al. [TITTLE0010]

Richard Pottratz and Bradley Diebner, et al.    H-01-4150       SD/TX-Houston      12/12/2001
v. Enron Corp., an Oregon Corporation, et al.
[TITTLE0010]

Catherine & Wayne Stevens, Charles Bradley      H-01-4208       SD/TX-Houston      12/12/2001
and Wayne Amondson v. Enron Corp. Savings
Plan Administrative Committee, et al.
[TITTLE0010]

John Walt and Mark Courtney, et al., v.         H-01-4299       SD/TX-Houston      12/12/2001
Kenneth L. Lay, et al. [TITTLE0010]

Elmer R. Eddy, et al. v. Enron Corp., et al.    H-02-3942       SD/TX-Houston      10/21/2002
[TITTLE0471]

John L. Moore and Linda Bryant, Individually,   H-01-4326       SD/TX-Houston      12/12/2001
et al. v. Enron Corp., et al. [TITTLE0010]

Severed Enron Employees Coalition (SEEC), et    H-02-0267       SD/TX-Houston      1/25/2002
al. v. The Northern Trust Company, et al.
[TITTLE0049]

Michael L. McCown & Dan Schultz, et al. v.      H-02-1058       SD/TX-Houston      3/28/2002
Arthur Andersen, LLP, et al. [TITTLE0126]

Diane M. Perez v. Enron Corp. Savings Plan      H-02-2160       SD/TX-Houston      6/10/2002
Administrative Committee, et al. [TITTLE0306]

Karl Breckon, Inidividually, et al. v. Enron    H-02-3754       ED/TX-Texarkana    10/21/2002
Corporation Savings Plan Administrative
Committee, et al. [TITTLE0476]

Charles Prestwood, et al. v. William D.         H-01-4209       SD/TX-Houston      1/18/2002
Gathman, et al. [TITTLE0038]

      CAUSE NO. H-01-3913; PAMELA M. TITTLE, ET AL. V. ENRON CORP., ET AL.;
                    IN THE SOUTHERN DISTRICT OF TEXAS-HOUSTON

                    STYLE                       CAUSE NO.     ORIGINATING COURT  DATE CONSOLIDATED
                    -----                       ---------     -----------------  -----------------

Duane L. McEachern v. Enron Corp., et al.       H-02-1834       SD/TX-Houston      6/10/2002
[TITTLE0313]

Kevin Lamkin, et al. v. UBS Painewebber,        H-02-851        SD/TX-Houston      11/22/2002
Inc., et al. [TITTLE0516]

Elaine Chao, Secretary of the US Dept. of       H-03-2257       SD/TX-Houston      7/2/2003
Labor  v. Enron Corporation, et al.
[TITTLE0602]

                    APPENDIX G: REORGANIZED DEBTORS' BUDGET

APPENDIX G:  REORGANIZED DEBTORS' BUDGET

A.       INTRODUCTION

                  The Budget for the Reorganized Debtors set forth below reflects (a) actual financial information from December 2, 2001 through June 30, 2003 and (b) estimated financial information for July 1, 2003 through December 31, 2003 and for each of calendar years 2004, 2005 and 2006. Listed below are certain significant assumptions utilized in preparing the Budget. The projected receipts and expenses included in the attached Budget, both in terms of amounts and timing, are management's best estimates. Unlike most operating budget projections, the attached budget is associated with a liquidation and cannot be fully based on historical events and assumptions.

B.       VARIANCE

                  Estimating a budget for the Reorganized Debtors is an uncertain process because of the number of unknown variables, such as business and economic contingencies beyond the Reorganized Debtors' control. This uncertainty is further aggravated by the complexities of these Chapter 11 Cases. The projections contained in the Reorganized Debtors' Budget have not been compiled or examined by independent accountants. The Debtors make no representation regarding the accuracy of the projections or the Reorganized Debtors' ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED WILL VARY FROM THE FORECASTS, AND THE VARIATIONS MAY BE MATERIAL.

C.       ASSUMPTIONS

         1. The projected receipts and expenses included in the attached Budget are for the Reorganized Debtors and their subsidiaries collectively, and are not specific to any particular legal entities.

         2. Net Cash Receipts are gross cash receipts from third parties related to contract performance, contract settlements, accounts receivable collections, gross receipts of project operations where a Debtor is the project manager, and asset sales less, as applicable, cost of sales for contract performance, amounts held in escrow pending final resolution of specific transaction items (i.e., purchase price adjustments), auction, and marketing fees and collection agency fees and disbursements related to project operations where a Debtor is the project manager (including, without limitation, operations and maintenance costs, taxes, debt repayments, and investor distributions).

                  a.       Estimated receipts from Trading Contracts &
                           Receivables: The settlements of trading contracts are based on the Debtors' review of their positions with each counterparty, the current status of negotiations for settlement with each counterparty and the Debtors' settlement history. Additionally, certain trading contracts are subject to arbitration and litigation that has also been considered in determining the Debtors' estimate of their receipts from trading contracts. The collection of trading accounts receivable is based upon the Debtors' review of their outstanding accounts receivable balances by counterparty and also recent collection history.

                  b. Estimated Receipts from Asset Sales & Other: (i) Asset sales projected receipts are based upon valuation and market analysis for each asset to be sold and current discussions with potential purchasers. These amounts include anticipated settlement and litigation proceeds related to the assets, but only to the extent a projected settlement or recovery amount is reasonably known and the timing of receipt can be reasonably predicted. However, the Reorganized Debtors do believe that certain of the expected settlement and litigation recoveries that are not included in the Budget are material. The amounts included in the Budget are net of expected disbursements related to the assets, such as taxes and dividends; (ii) Asset Sales & Other also includes projections of material recoveries from certain financing transactions that have settled or are projected to settle, to the extent known or anticipated. However, no receipts have been projected from financing transactions that are the subjects of current settlement negotiations because of the uncertainty of the ultimate recoveries. Notwithstanding the foregoing, Asset Sales & Other for the year 2005 does include the potential release from escrow of proceeds from the anticipated sale of a newsprint and directory paper mill business that is associated with a financing structure, and these proceeds have also been included in the Blackstone Model.

         3. Both the Net Cash Receipts and Expenses are dependent on headcount necessary to liquidate and/or settle the Remaining Assets in an efficient manner. As of December 31, 2003, the Reorganized Debtors are projected to have a headcount of 1,038 with the numbers declining significantly over the 2004 through 2006 period. The projected headcount numbers for the Reorganized Debtors at each of December 31 of 2004, 2005, and 2006 are 535, 240, and 156, respectively.

         4. G&A Expenses include, among other items, expenses related to the commercial and support groups involved in liquidating the Remaining Assets and pursuing and resolving claims. They also include functional support areas such as Accounting, Tax, Legal and Human Resources. While the majority of the costs for these expenses will be associated with employees and contract labor employed by the Reorganized Debtors, certain of the costs will be outsourced from Stephen Forbes Cooper LLC, which has been retained by the Reorganized Debtors with Bankruptcy

                  Court approval. The costs associated with this outsourcing are approximately: $14 million for July 1 - December 31, 2003 (out of total expenses of $304 million, net of Cash Balance Plan Funding); $31 million for 2004 (out of total expenses of $474 million); $33 million for 2005 (out of total expenses of $230 million); and $36 million for 2006 (out of total expenses of $181 million).

         5. As described in Section VII of the Disclosure Statement, the Reorganized Debtors anticipate providing and receiving transition services to and from CrossCountry and Prisma and providing transition services to PGE (including administrative and other support services) through December 31, 2004. While an extension of these services beyond 2004 could be negotiated in the future, no services or related headcount, reimbursements or expenses are included in the attached Budget for beyond 2004. The expenses listed in the attached Budget are net of reimbursements to the Reorganized Debtors from the Operating Entities with respect to such transition services.

         6. Other Expenses includes anticipated expenses related to IT systems and support, accounting systems and support, insurance, employee retention programs and financing costs related primarily to obligations pursuant to the Reorganized Debtors' exit financing facility.

         7. Professional Fees do not include any success fee to Stephen Forbes Cooper LLC, which will be negotiated with the Creditors' Committee and submitted to the Bankruptcy Court for approval.

         8. The anticipated funding of the amount reflected in the Cash Balance Plan Funding is currently under discussion (both as to exact amount and timing) and will be the subject of a motion and hearing in the Bankruptcy Court.

         9. Total Expenses of approximately $1.6 billion for the period December 2, 2001 through June 30, 2003 includes approximately $502 million for professional fees, plus approximately $30 million to Stephen Forbes Cooper LLC for outsourcing costs of the type described in Assumption 4 above.

         10. In accordance with the Litigation Trust Agreement and the Special Litigation Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Litigation Trust and the Special Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Litigation Trust or the Special Litigation Trust. The estimated professional fees include estimated funding of the operations of the Litigation Trust and Special Litigation Trust.

         11. Interest Income is projected based on available cash of approximately $5 billion, plus anticipated cash receipts less expenses reflected in the attached Budget. It is assumed that approximately 15% of cash available for distribution at the time of such distribution will be distributed initially in the second quarter of 2004, 25% in the fourth quarter of 2004, 15% in the second quarter of 2005, and the remainder will be distributed in the following quarters: Q4 2005, Q2 2006, Q4 2006, Q2 2007 and Q4 2007. IT SHOULD BE NOTED THAT THIS HYPOTHETICAL SCENARIO IS FOR ASSUMPTION PURPOSES ONLY, AND THE ACTUAL TIMING AND AMOUNT OF THE DISTRIBUTIONS MAY VARY MATERIALLY FROM THE ASSUMPTIONS USED HEREIN.

         12. The Reorganized Debtors' Budget contains projections for the three-year period following the anticipated confirmation of the Plan. For purposes of the Budget, it is assumed that the Plan will be confirmed on January 1, 2004. Although the Debtors anticipate completing the wind-down of the Reorganized Debtors' businesses by year-end 2006, conclusion of this process may be delayed by, among other things, completion of the claims process, resolution of pending litigation, and issues associated with obtaining relevant consents and approvals associated with the liquidation of the Remaining Assets and dissolution of the Reorganized Debtors. As it is impossible to predict this timing with any certainty, it is anticipated that the Reorganized Debtors will conduct periodic and, at a minimum, annual reviews of the budgets for the Reorganized Debtors, Litigation Trust, and Special Litigation Trust and review the budgets and seek approval, as appropriate, with the board of directors and/or trustees of the Reorganized Debtors, Litigation Trust, and Special Litigation Trust. In reviewing and analyzing these budgets, the Reorganized Debtors will endeavor to maximize the ultimate recoveries to Creditors.

         13. The projected receipts included in the Budget include anticipated asset sales, as well as projected recoveries from litigation, if a settlement or other recovery is reasonably known and the timing of receipt can be reasonably predicted. Nonetheless, the Debtors believe that other settlement and litigation recoveries not included in the Budget are material. Consequently, although the budget estimate for 2006 reflects a substantial loss, the Debtors anticipate that the Reorganized Debtors will have sufficient receipts to satisfy their operating requirements in 2006 and, should there be a delay in the conclusion of the wind down of these estates thereafter.

         14. The Reorganized Debtors' Budget reflects the Reorganized Debtors' projections regarding the funds that will be brought in and the funds that will be expended in connection with the winding down of the Reorganized Debtors' businesses. The Reorganized Debtors' Budget does not reflect anticipated distributions or disputed claims reserves to be made pursuant to the Plan. Allowed Administrative Expense Claims will be paid in full, in accordance with the Plan, and a reserve will be established for disputed Administrative Expense Claims.

      REORGANIZED DEBTORS
      BUDGET - SUMMARY                                      PRELIMINARY
      DECEMBER 2, 2001 - DECEMBER 31, 2006
       (In thousands)

                                             ACTUAL                                       ESTIMATE
                                           ----------        ---------------------------------------------------------------
                                           12/2/2001 -       7/1/2003 -
                                            6/30/2003        12/31/2003           2004              2005              2006
                                           ----------        ----------        ----------        ----------        ---------
NET CASH RECEIPTS:

Trading Contracts & Receivables            $     --          $  534,775        $  360,991        $  772,200             --
Asset Sales & Other                              --             803,635           730,668           267,615           16,034
                                           ----------        ----------        ----------        ----------        ---------
     TOTAL - NET CASH RECEIPTS              5,203,678         1,338,410         1,091,659         1,039,815           16,034
                                           ----------        ----------        ----------        ----------        ---------

EXPENSES:

G&A Expenses                                     --             127,269           162,556            84,804           72,735

Other Expenses                                   --              29,780           102,951            47,645           45,061

Professional Fees                                --             146,418           208,818            97,197           63,458

Cash Balance Plan Funding                        --             220,000              --                --               --

                                           ----------        ----------        ----------        ----------        ---------
          TOTAL EXPENSES                    1,594,173           523,467           474,325           229,646          181,254
                                           ----------        ----------        ----------        ----------        ---------

Interest Income                                  --              20,949            82,020           118,841          112,168
                                           ----------        ----------        ----------        ----------        ---------
                              TOTAL        $3,609,505        $  835,892        $  699,354        $  929,010        $ (53,052)
                                           ==========        ==========        ==========        ==========        =========

               APPENDIX H: PGE FINANCIAL PROJECTIONS - 2003-2006

APPENDIX H:  PGE FINANCIAL PROJECTIONS - 2003-2006

BASIS OF PRESENTATION

Financial projections for PGE (the "Projections") have been prepared for the four years ending December 31, 2006. The projections for the fiscal year ended December 31, 2003, include actual results through June 30, 2003. The Projections are based on a number of assumptions made with respect to the future operations and performance of PGE. The Projections should be reviewed in conjunction with a review of the principal assumptions set forth herein. While the Projections were prepared in good faith and the assumptions, when considered on an overall basis are believed to be reasonable in light of the current circumstances, it is important to note that there can be no assurance that such assumptions will be realized and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the Projections. As outlined in Section XIV of the Disclosure Statement, a variety of risk factors could affect PGE's financial results and must be considered.

ASSUMPTIONS

Information relating to certain assumptions used in preparing the Projections is set forth below.

A.       GENERAL

1. PLAN CONSUMMATION. The expense forecasts assume the Plan will be confirmed and become effective in 2004.

2. ECONOMIC AND INDUSTRY ENVIRONMENT. The Projections assume an economic environment based on prevailing analyst forecasts for the region, including the State of Oregon's March 2003 Economic (and Revenue) Forecast and Global Insight's (WEFA - DRI) U.S. Economic Outlook. In addition, the Projections assume no significant change in the regulatory and competitive conditions under which PGE currently operates.

         3. TEMPORARY TAX REGULATIONS. The Projections assume that temporary regulations T.D. 9089 issued by the Treasury Department effective August 29, 2003, will not require any reduction of tax attributes of PGE as the result of any exclusion of discharge of indebtedness income from the gross income of the Debtors.

         4. BASIS. The financial projections assume a predecessor carryover basis rather than either utilizing fresh-start reporting as described by the American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," or assuming any change in bases as a result of transfer of assets (whether between companies, to trusts or to creditors). Accordingly, the projections only reflect adjustments directly related to the Plan. It is uncertain whether a change in basis resulting from the implementation of the Plan will occur and if it does occur, when it may occur. Therefore, although the projections assume a predecessor carryover basis, it may ultimately be determined that PGE either has the option or is required to use a new basis of accounting at some point in the future following implementation of the Plan.

B.       OTHER

1. RETAIL LOAD FORECAST. The 2003 and 2004 retail load forecasts are consistent with PGE's June 23, 2003 filing with the OPUC in its Resource Valuation Mechanism ("RVM") proceeding (UE-149), consistent with the State of Oregon's March 2003 Economic (and Revenue) Forecast and Global Insight's (WEFA-DRI) February 2003 U.S. Economic Outlook. The retail forecasts for 2005 and 2006 assume economic recovery in PGE's service territory. Retail load forecasts incorporate separate forecasts developed for PGE's largest 21 customers to take into account information that is given to PGE from these customers. The Projections assume the following annual increases to retail load:


      YEAR        RESIDENTIAL     COMMERCIAL      INDUSTRIAL       TOTAL
-----------------------------------------------------------------------------
      2004            4.8%           4.6%           -2.2%          3.1%
      2005            2.2%           5.4%            6.0%          4.3%
      2006            2.0%           3.4%            4.6%          3.1%

2. RATE FILINGS. The Projections assume PGE will obtain annual updates to power costs through the RVM process and an adjustment in rates through a general rate case providing an allowed return on equity of 10.5% effective January 1, 2006, consistent with the projected start date for new resources consistent with PGE's August 2002 Integrated Resource Plan ("IRP") and February 2003 Supplement to its IRP ("IRP Supplement"). The RVM process adjusts PGE's retail energy rates annually to reflect changes in PGE's cost of power and is designed to hold PGE and its customers neutral if a customer decided to purchase energy from PGE or a new electricity service provider. The Projections also assume PGE will obtain OPUC approval to amortize the following deferrals beginning in 2004:

         - 2003 Hydro Replacement Power Costs - $10.5 million for two years
         - Pelton/Round Butte Transition Costs - $2.5 million for two years
         - Excess "Category A" Advertising Expenses - $1.4 million for two years
         - SB 1149 Incremental Implementation Costs - $6.4 million for five years.

3. NET VARIABLE POWER COSTS ("NVPC"). The 2004 NVPC are based on PGE's June 23, 2003 filing and settlement with the OPUC in its RVM proceeding (UE-149). Revenues for 2005 and 2006 assume full recovery of the 2005 NVPC and 2006 NVPC at forecasted levels without adjustments. The projected NVPCs assume average hydro conditions and scheduled maintenance outages for the various generating plants. Forward market curves for gas and electric power purchases and sales are based on relevant indices of monthly on-peak and off-peak power prices as of June 12, 2003. The forward trading curves for gas prices extend through October 2005. Beyond this point, gas prices are based on the fundamentals of supply and demand, which forecast a decline in 2006 forward trading curve prices.

4. FIXED OPERATION AND MAINTENANCE ("O&M") COSTS. The 2003 O&M costs are based on actuals through June 30, 2003, and projected O&M costs for the remainder of the year. O&M costs for 2004, 2005, and 2006 are based on the 2003 budget, escalated at rates of inflation of

1.4%, 2.2% and 2.4%, for 2004, 2005, and 2006, respectively, adjusted for known or expected changes (such as pension and health benefit expenses).

5. NEW RESOURCES. The Projections assume that new resources will be obtained by PGE consistent with PGE's IRP and IRP Supplement and use the Port Westward Project, a combined-cycle gas combustion turbine facility, as the placeholder. It is assumed a nominal 300 MW unit of the Port Westward Project will be brought on-line in January 2006. The estimated capital expenditures are $206 million ($127 million in 2004 and $79 million in 2005), excluding allowance for funds used during construction (AFUDC).

6. CAPITAL EXPENDITURES. Capital Expenditures are based on normal system improvements increased by the cost of new resources in 2004 and 2005 (using the construction costs of the Port Westward Project as the placeholder) and improvements in 2006 for hydro facilities potentially required through the relicensing process. These expenditures are projected as:

                      2003     $176.6 million
                      2004     $307.0
                      2005     $245.4
                      2006     $181.9

7. FINANCINGS. The Projections assume that PGE will undertake the following financings:

         - 2004 - Refinance $45 million First Mortgage Bonds ("FMB") 7.60%-7.61% Series, at 6.0% due 7/14/2019;
         -        2004 - Issue $25 million new FMB at 7% due 9/30/2034;
         -        2004 - Issue $75 million new FMB at 7% due 3/1/2019;
         - 2005 - Refinance $18 million FMB 9.07% Series, at 6.5% due 8/15/2020; and
         - 2003-2006 - Redeem $3 million (30,000 shares) annually of the 7.75% Preferred stock.

8. COMMON DIVIDENDS. It is assumed that PGE will declare and pay common dividends in 2004, 2005, and 2006 to reach and maintain an equity ratio between 48%-52%.

9. BANKRUPTCY CLAIMS. The Projections reflect that 100% of the value of PGE's Claim against ENE will accrue in 2003 in the amount of $12.7 million. It is assumed that distributions in the form of cash and stock will be made on this Claim over time based on estimates as to the timing and amount of distributions. THESE ESTIMATES WERE UTILIZED FOR PURPOSES OF PREPARING THESE PROJECTIONS ONLY AND THE ACTUAL TIMING AND AMOUNT OF THE DISTRIBUTIONS MAY VARY MATERIALLY FROM THE ASSUMPTIONS USED HEREIN.

10.      OTHER  FACTORS

         - Income from Trust Owned Life Insurance investments is expected to earn a 7% annual return.

         - Interest income and expense on certain regulatory assets and liabilities are calculated based on PGE's weighted cost of capital of 9.08%.

         - PGE's federal income tax rate will be 35%; its state and local income tax rate will be at 7.07%, yielding a combined income tax rate at 39.59%.

         - The projections assume that no IRC Section 338(h)(10) election (which potentially could generate future income tax benefits) will be made for PGE in respect of the transactions contemplated by the Plan because both the ability to make such election and the value of potential income tax benefits resulting therefrom are uncertain.

11. RECLASSIFICATION. Certain Balance Sheet line items have not been reclassified to reflect the implementation of SFAS 143, Accounting for Asset Retirement Obligations. These reclassifications have no effect on PGE's income or cash flow projections.

12. TAX. For purposes of federal and state income taxes, PGE is treated as a stand-alone company, not part of a group of corporations filing federal or state consolidated returns. In addition, the tax allocation agreement between PGE and ENE is not taken into account.

13. NOL CARRYFORWARDS. The projections do not take into account a net operating loss carryforward approximately equal to $11 million dollars for the period during which PGE was deconsolidated from the ENE Tax Group, ending December 23, 2002.

14. EQUITY INCENTIVE PLAN. The PGE projections do not include any expenses associated with the anticipated equity incentive plan. Refer to Section VIII.E of the Disclosure Statement for more information.

APPENDIX H:  PGE FINANCIAL PROJECTIONS - 2003-2006


PORTLAND GENERAL ELECTRIC


   INCOME STATEMENT
  (US$'S IN MILLIONS)                                2003             2004           2005             2006
                                                    -------         -------         -------         -------
   OPERATING REVENUE                                1,785.1         1,472.2         1,450.8         1,420.7
   OPERATING EXPENSES
        PURCHASED POWER AND FUEL                    1,040.4           668.5           629.5           549.5
        PRODUCTION AND DISTRIBUTION                   121.2           127.0           129.8           137.0
        ADMINISTRATIVE AND OTHER                      150.0           148.3           159.4           167.6
        DEPRECIATION AND AMORTIZATION                 211.9           233.2           236.4           219.1
        TAXES OTHER THAN INCOME TAXES                  71.7            70.4            74.0            75.7
        INCOME TAXES                                   56.2            70.2            69.0            85.7
                                                    -------         -------         -------         -------
          NET OPERATING INCOME                        133.7           154.6           152.7           186.1
   OTHER INCOME AND DEDUCTIONS
        MISCELLANEOUS                                  29.0            23.1            21.3             8.9
        INCOME TAXES                                   (2.2)           (0.1)           (0.3)           (0.1)
                                                    -------         -------         -------         -------
                                                       26.8            23.0            21.0             8.8
   INTEREST CHARGES
        INTEREST ON LONG-TERM DEBT AND OTHER           77.8            73.1            69.7            76.5
        INTEREST ON SHORT-TERM BORROWINGS              --              --              --              --
                                                    -------         -------         -------         -------
                                                       77.8            73.1            69.7            76.5
      NET INCOME BEFORE CUMULATIVE EFFECT OF
      A CHANGE IN ACCOUNTING PRINCIPLE                 82.7           104.5           104.0           118.4
   CUMULATIVE EFFECT (NET)                              2.2            --              --              --
                                                    -------         -------         -------         -------
   NET INCOME                                          84.9           104.5           104.0           118.4

   PREFERRED DIVIDEND REQUIREMENT                       2.1             1.8             1.6             1.4
                                                    -------         -------         -------         -------
   INCOME AVAILABLE FOR COMMON STOCK                   82.8           102.7           102.4           117.0
                                                    =======         =======         =======         =======

   BALANCE SHEET
  (US$'S IN MILLIONS)                            2003            2004            2005            2006
                                               --------        --------        --------        --------
ASSETS

ELECTRIC UTILITY PLANT - ORIGINAL COST          3,887.6         4,210.0         4,478.4         4,665.7
ACCUMULATED DEPRECIATION                       (1,933.5)       (2,105.5)       (2,279.8)       (2,462.9)
                                               --------        --------        --------        --------
     NET PLANT                                  1,954.1         2,104.5         2,198.6         2,202.8
OTHER PROPERTY AND INVESTMENT
     NUCLEAR DECOMMISSIONING TRUST                 12.5            (4.4)           (3.1)            7.1
     NON-QUALIFIED BENEFIT PLAN TRUST              66.5            71.4            76.5            82.0
     MISCELLANEOUS                                 41.0            37.5            32.9            30.6
                                               --------        --------        --------        --------
                                                  120.0           104.5           106.3           119.7
CURRENT ASSETS
     CASH AND CASH EQUIVALENTS                     99.0            61.7            11.6            20.9
     ACCOUNTS AND NOTES RECEIVABLE (LESS
        ALLOWANCE FOR UNCOLLECTIBLE
     ACCOUNTS
        OF $41)                                   237.8           213.8           214.3           212.0
     UNBILLED AND ACCRUED REVENUES                 84.9            87.6            90.4            93.3
     ASSETS FROM PRICE RISK MANAGEMENT              3.1            --              --              --
     INVENTORIES, AT AVERAGE COST                  49.7            52.2            51.4            53.1
     PREPAYMENTS AND OTHER                        101.6           104.0           101.4            95.1
                                               --------        --------        --------        --------
                                                  576.1           519.3           469.1           474.4
DEFERRED CHARGES
     UNAMORTIZED REGULATORY ASSETS                473.2           363.5           269.8           228.6
     MISCELLANEOUS                                 30.6            27.7            25.0            22.7
                                               --------        --------        --------        --------
                                                  503.8           391.2           294.8           251.3

                                               --------        --------        --------        --------
   TOTAL ASSETS                                 3,154.0         3,119.5         3,068.8         3,048.2
                                               ========        ========        ========        ========

   BALANCE SHEET
  (US$'S IN MILLIONS)                                    2003            2004            2005            2006
                                                        -------         -------         -------         -------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
      COMMON STOCK EQUITY
         COMMON STOCK, $3.75 PAR VALUE PER
            SHARE, 100,000,000
         SHARES AUTHORIZED, 42,758,877
            SHARES OUTSTANDING                            160.3           160.3           160.3           160.3
         OTHER PAID-IN CAPITAL                            481.0           481.0           481.0           481.0
         RETAINED EARNINGS                                570.9           493.6           506.0           533.0
      ACCUMULATED OTHER COMPREHENSIVE
      INCOME (LOSS):
         MINIMUM PENSION LIABILITY
         ADJUSTMENT                                        (0.3)           (0.3)           (0.3)           (0.3)
      CUMULATIVE PREFERRED STOCK SUBJECT TO
      MANDATORY REDEMPTION                                 23.5            20.5            17.5            14.5
      LONG TERM DEBT OBLIGATIONS                          964.6         1,081.5         1,090.6         1,040.8
                                                        -------         -------         -------         -------
    TOTAL CAPITALIZATION                                2,200.0         2,236.6         2,255.1         2,229.3

CURRENT LIABILITIES
      LONG TERM DEBT DUE WITHIN ONE YEAR                   54.5            28.2             9.0            50.0
      PREFERRED SINKING FUND                                1.5             1.5             1.5             1.5
      ACCOUNTS PAYABLE AND OTHER ACCRUALS                 198.2           188.8           189.1           182.1
      CUSTOMER DEPOSITS                                     5.5             5.5             5.5             5.5
      ACCRUED INTEREST                                     14.9            18.3            19.9            20.1
      DIVIDENDS PAYABLE                                     0.5             0.5             0.4             0.3
      ACCRUED TAXES                                         6.5             7.8            11.0            10.5
                                                        -------         -------         -------         -------
    TOTAL CURRENT LIABILITIES                             281.6           250.6           236.4           270.0

OTHER
      DEFERRED INCOME TAXES                               383.4           374.6           332.4           311.9
      DEFERRED INVESTMENT TAX CREDITS                      16.5            13.2            10.0             6.7
      TROJAN ASSET RETIREMENT OBLIGATION AND
         TRANSITION COSTS                                 153.5           122.4           109.7           105.8
      UNAMORTIZED REGULATORY LIABILITIES                   13.8            13.8            13.8             9.6
      NON-QUALIFIED BENEFIT PLAN LIABILITIES               63.8            66.5            69.2            72.1
      MISCELLANEOUS                                        41.4            41.8            42.2            42.8

                                                        -------         -------         -------         -------
    TOTAL OTHER LIABILITIES                               672.4           632.3           577.3           548.9

                                                        -------         -------         -------         -------
    TOTAL LIABILITIES                                   3,154.0         3,119.5         3,068.8         3,048.2
                                                        =======         =======         =======         =======

   CASH FLOW STATEMENT
  (US$'S IN MILLIONS)                                    2003             2004           2005             2006
                                                        -------         -------         -------         -------
CASH FLOW FROM OPERATIONS

      RECONCILIATION OF NET INCOME TO NET
      CASH PROVIDED BY (USED IN) OPERATING
      ACTIVITIES
      NET INCOME                                           82.8           102.7           102.4           117.0
         CUMULATIVE EFFECT OF A CHANGE IN
         ACCOUNTING
            PRINCIPLE, NET OF TAX                          (2.2)           --              --              --
         DEPRECIATION AND AMORTIZATION                    211.9           233.2           236.4           219.1
         DEFERRED INCOME TAXES                             (3.0)           (3.9)          (37.3)          (15.6)
         NET ASSETS FROM PRICE RISK
            MANAGEMENT ACTIVITIES                          (5.4)            3.1            --              --
         POWER COST ADJUSTMENT                             32.3            49.5            29.2             0.0
         OTHER NON-CASH INCOME AND
            EXPENDITURES - NET                             (3.2)           (3.2)           (3.2)           (3.3)
      CHANGES IN WORKING CAPITAL
         (INCREASE) DECREASE IN RECEIVABLES                 2.1            21.2            (3.3)           (0.6)
         INCREASE (DECREASE) IN PAYABLES                  (61.4)           (4.6)            5.0            (7.3)
         OTHER WORKING CAPITAL ITEMS - NET                (13.4)           (4.8)            3.3             4.7
      OTHER                                                24.6            15.5             1.7           (11.5)
                                                        -------         -------         -------         -------
      NET CASH FROM OPERATIONS                            265.1           408.7           334.2           302.5

CASH FLOW FROM INVESTING ACTIVITIES
      CAPITAL EXPENDITURES                               (181.7)         (322.4)         (268.4)         (187.3)
      OTHER                                               (33.0)          (31.1)          (12.7)           (3.9)
                                                        -------         -------         -------         -------
      NET CASH FROM INVESTING ACTIVITIES                 (214.7)         (353.5)         (281.1)         (191.2)

CASH FLOW FROM FINANCING ACTIVITIES
      NET DECREASE IN SHORT-TERM DEBT                      --              --              --              --
      ISSUANCE OF LONG-TERM DEBT                          342.4           145.0            18.0            --
      REPAYMENT OF LONG-TERM DEBT                        (341.4)          (54.5)          (28.2)           (9.0)
      PREFERRED STOCK RETIRED                              (3.0)           (3.0)           (3.0)           (3.0)
      DIVIDEND PAYMENT                                     --            (180.0)          (90.0)          (90.0)
                                                        -------         -------         -------         -------
      NET CASH FROM FINANCING ACTIVITIES                   (2.0)          (92.5)         (103.2)         (102.0)

                                                        -------         -------         -------         -------
      NET CASH FLOW                                        48.4           (37.3)          (50.1)            9.3
                                                        =======         =======         =======         =======

                 APPENDIX I: CROSSCOUNTRY HISTORICAL FINANCIALS

 APPENDIX I: CROSS COUNTY HISTORICAL FINANCIALS

        This appendix includes a discussion of the Results of Operations and the audited financial statements for the fiscal years ended December 31, 2001 and 2002 for each of Citrus and Transwestern, in which CrossCountry is expected to hold a 50% equity interest and a 100% equity interest, respectively.

        The Debtors also refer to the following reports filed with the SEC by Northern Border Partners, a publicly traded limited partnership in which CrossCountry is expected to indirectly hold a 1.65% interest out of an aggregate 2% general partner interest and a 1.06% limited partner interest:

        - Northern Border Partners' Annual Report on Form 10-K for the fiscal year ended December 31, 2002;

        - Northern Border Partners' Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 (the third quarter 2003 Form 10-Q is required to be filed by November 14, 2003);

        - Northern Border Partners' Current Reports on Form 8-K filed April 17, 2003, April 22, 2003, May 19, 2003, May 23, 2003, July
                10, 2003, July 11, 2003, July 15, 2003, July 24, 2003, September
                18, 2003, October 1, 2003 and October 24, 2003.

        The Debtors did not prepare such reports of Northern Border Partners, but they are publicly available as information that may be relevant to the Creditors' decision in voting on the Plan. These documents may be viewed under "Related Documents" at http://www.enron.com/corp/por/.

        For a complete discussion of CrossCountry, see Section IX., "CrossCountry Energy Corp." and the associated risk factors in Section XIV of the Disclosure Statement.

 2001 vs. 2000

 CITRUS CORP. AND SUBSIDIARIES - RESULTS OF OPERATIONS

        The following discussion and analysis of the financial condition and results of operations of Citrus are based on the Financial Statements of Citrus, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Citrus, and has not been reviewed by outside auditors.

YEAR ENDED DECEMBER 31, 2001 COMPARED TO YEAR ENDED DECEMBER 31, 2000

INCOME STATEMENT

             Net Income decreased by $19.7 million from $100.0 million in 2000 to $80.3 million in 2001.

             Revenues decreased by $124.4 million, from $476.0 million in 2000 compared to $351.6 million in 2001. A decrease of $168.1 million reflects reporting changes for Citrus Trading as a result of early adoption of SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." In 2000, Citrus Trading revenues and costs were shown separately on the income statement. In 2001, the Citrus Trading results were netted in other income (expense). Partially offsetting the revenue reduction described above is an increase in gas transportation revenues of $43.7 million resulting primarily from significantly higher transport margins from the in-service of the Florida Gas Phase IV Expansion project (May 2001).

             Operating costs and expenses decreased $153.7 million, from $311.5 million in 2000 to $157.8 million in 2001. As mentioned above in the revenues discussion, due to the change in income statement presentation associated with the adoption of SFAS 133 in 2000, Citrus Trading stopped presenting natural gas purchased costs in operating expenses, resulting in a reduction in natural gas purchased costs of $162.3 million between the years. Operations and maintenance expenses were $79.0 million in 2000 compared to $77.4 million in 2001. The reduction is due primarily to lower Gas Research Institute and Annual Charge Adjustment amortization and compressor overhauls expenses, partially offset by a gas gain in 2000 that was transferred to Florida Gas's fuel tracker in 2001. Depreciation and amortization increased due primarily to the in-service of the Florida Gas Phase IV Expansion project in May 2001. Taxes other than income increased due primarily to accrual adjustments in 2000 to reflect estimated assessments associated with pipeline expansions.

             Other expense was $58.6 million in 2000 compared to $62.8 million in 2001, resulting in a $4.2 million increase. Other expense includes three components: interest expense, net, allowance for funds used during construction ("AFUDC") and other, net.

        Interest expense, net increased due to higher average debt balances throughout 2001 compared to 2000 resulting primarily from a Florida Gas $325 million long-term debt borrowing in December 2000 to fund the Florida Gas expansion projects.

        AFUDC decreased primarily due to the in-service of Florida Gas's Phase IV Expansion in May 2001.

        Other, net income increased by $5.3 million from $8.3 million in 2000 to $13.6 million in 2001. Florida Gas other, net income improved due to a number of favorable regulatory related entries and an increase in regulatory income related to the in-service of Florida Gas's expansion projects partially offset by lower asset sale gains. Citrus Energy Services other, net improved primarily reflecting nonrecurring income in 2001 associated with arranging a Florida Gas shipper transportation contract and a net expense in 2000 associated with fiber optic expenses. These increases were partially offset by a Citrus Trading other, net income decrease due primarily to the impact of changes in the value of its price risk management portfolio.

        The Cumulative Effect of Accounting Changes, Net of Tax recognized a $35.2 million after-tax reduction from 2000 to 2001 resulting from the early adoption of SFAS 133 in 2000 by Citrus Trading and Florida Gas. Citrus Trading determined its gas sales and purchases contracts to be derivatives and recognized their fair value, and Florida Gas recognized interest rate swap gains. There were no comparable transactions in 2001.

CASH FLOWS

        Cash Flow increased by $27.2 million, from $19.8 million of cash expended in 2000 to $7.4 million of cash generated in 2001.

        Net cash provided by operating activities increased by $186.3 million, from $37.9 million in 2000 to $224.2 million in 2001, primarily due to a Citrus Trading $80 million gas purchase, sales and exchange arrangement with an ENE affiliate involving three agreements, each dated December 1, 2000. Under the first agreement, Citrus Trading contracted to purchase approximately 12 million MMBTU of gas from the ENE affiliate at $6.65 per MMBTU with payment due by Citrus Trading in December 2000. In the second agreement, Citrus Trading contracted to sell 12 million MMBTU of gas to the same ENE affiliate in December 2000 at $6.67536 per MMBTU, with payment due in January 2001. In the third agreement, Citrus Trading and the same ENE affiliate exchanged the two 12 million MMBTU gas delivery obligations under the prior two agreements; Citrus Trading was paid an exchange fee of $.01051 per MMBTU. This third exchange agreement had the effect of canceling obligations for physical delivery of gas by Citrus Trading and the ENE affiliate to each other under the prior two agreements, with only the financial obligations remaining. As a result of these related transactions, Citrus Trading paid the ENE affiliate $80 million in December 2000 and received $80.4 million in January 2001, resulting in a $160.4 million net cash provided by operations variance between the two years. In addition, in December 2000 Citrus Trading agreed to pay the same ENE affiliate $20 million in December 2000 instead of January 2001 on an existing gas contract and Citrus was paid a fee for this early payment, which fee was included in the total cost of funds to Citrus (both for the $80 million arrangement and the $20 million early payment) that was recovered through the margin the ENE affiliate agreed to pay Citrus under the second agreement and the exchange fee the ENE affiliate agreed to pay Citrus under the third agreement described above. Citrus's favorable cash flow variance in 2001 resulting from these transactions with the ENE affiliate was partially offset by higher interest payments and increased income tax payments in 2001. Refer to Section XIV.H.1.k, "Related Party Transactions" for more information.

        Net cash flows used in investing activities decreased by $47.5 million, from $233.2 million used in 2000 to $185.7 million used in 2001. Capital expenditures, net of AFUDC, decreased primarily due to the in-service of the Florida Gas Phase IV expansion project in May 2001 partially offset by the initial expenditures for the Phase V and VI expansion projects. Cash inflow from the disposition of property, plant and equipment, net decreased between the years due to lower net salvage receipts, casualty loss insurance proceeds and lower asset sales proceeds.

        Net cash flows used in financing activities increased by $206.6 million, from $175.5 million provided in 2000 to $31.1 million used in 2001. Citrus and Florida Gas's net borrowings were $225.3 million higher between the years primarily to finance the Florida Gas expansions and general corporate needs. Florida Gas settled an interest rate lock with a $18.7 million payment in 2000.

        Total cash and equivalents balances increased by $7.4 million from $3.7 million at the end of the year 2000 to $11.1 million at the end of the year 2001.

 2002 VS. 2001

 CITRUS CORP. AND SUBSIDIARIES -- RESULTS OF OPERATIONS

        The following discussion and analysis of the financial condition and results of operations of Citrus are based on the Financial Statements of Citrus, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Citrus, and has not been reviewed by outside auditors.

YEAR ENDED DECEMBER 31, 2002 COMPARED TO YEAR ENDED DECEMBER 31, 2001

INCOME STATEMENT

        Net Income increased by $16.3 million from $80.3 million in 2001 compared to $96.6 million in 2002.

        Revenues increased $170.2 million, from $351.6 million in 2001 compared to $521.8 million in 2002, due in part to the in-service of the Florida Gas Phase IV Expansion project in May 2001 and the partial in-service of the Phase V Expansion project in April 2002. Approximately $42 million of 2001 revenues are attributable to Phase IV contracts and $54 million in 2002. Phase V revenues were minimal in 2001 but provided approximately $54 million of revenues in 2002. Florida Gas short-term firm revenues were higher in 2002, reflecting stronger demand driven partially by favorable pricing of natural gas to residual fuel oil and additional gas-fired electric generation units being placed into service in Florida. The gas sales revenue increase of $102.2 million is primarily due to a change in presentation of Citrus Trading revenues. Certain trading revenues are separately reflected in 2002 that were netted with gas purchase expense and other related expenses in other income (expense) in 2001. This change in presentation was prompted by the bankruptcy of ENA, a significant Citrus Trading gas swap counter-party. Citrus Trading's loss of performance by ENA of the gas swap agreements required Citrus Trading to actively manage and become the primary obligor beginning in 2002 of these agreements.

        Operating costs and expenses increased $104.1 million, from $157.8 million in 2001 compared to $261.9 million in 2002. As explained above in the revenues discussion, Citrus Trading separately reported natural gas purchased costs of $91.9 million in 2002 and they were netted with revenues and transportation expenses in other income (expense) in 2001. Operations and maintenance expenses were $90.0 million for 2002 compared to $77.4 million for 2001. The increase is due primarily to the following items: Citrus Trading's pipeline transportation expenses were included in 2002 but not recognized in this category in 2001 due to the reporting presentation discussed above; operation and maintenance costs were higher primarily resulting from the in-service of the Florida Gas Phase IV Expansion in 2001 and the partial in-service of the Phase V Expansion project in 2002; and compensation costs, ENE, service company and support group allocated expenses were higher in 2002, partially offset by reductions to several regulatory expenses that were lower in 2002. Depreciation and amortization expenses were $51.8 million in 2001 compared to $58.1 million in 2002. The increase was primarily due to the in-service of the Florida Gas Phase IV Expansion in 2001 and the in-service of portions of the Phase V Expansion project in 2002. Taxes other than income taxes were $28.6 million in 2001 compared to $21.9 million in 2002. The decrease reflects an accrual adjustment in 2002 to more closely match the accrual to the final assessed ad valorem taxes.

        Other expense was $62.8 million in 2001 compared to $103.6 million in 2002, resulting in a $40.8 million increase. Other expense includes three components: interest expense, net, AFUDC and other, net.

        Interest expense, net increased due to an increase in interest expense resulting primarily from Florida Gas debt financing of $250 million in July 2002, partially offset by Florida Gas and Citrus long-term debt payments. The Florida Gas debt was used primarily to fund the Florida Gas Phase V and VI expansion projects. Partially offsetting this increase is Citrus Trading's deferred interest income in 2002 relating to realization of its price risk management net asset valuations in accordance with SFAS 133. As mentioned earlier, due to the change in reporting Citrus Trading results in 2002, this item was recognized in this category in 2002 but included along with revenues and all related costs in other income (expense) for 2001.

        AFUDC increased as a result of the substantial capital expenditures on the Florida Gas Phase V and VI Expansion projects, partially offset by lower AFUDC due to the in-service of the Phase IV project in May 2001.

        Other, net expense increased $43.3 million from net income of $13.6 million in 2001 to a net expense of $29.7 million in 2002. Citrus Trading other, net expense increased, primarily due to changes in valuation of its net price risk management asset. Florida Gas other net expense increased due primarily to a reduction in regulatory income related to the in-service of Florida Gas's expansion projects and reduced income from minor customer construction projects. These increases were partially offset by Citrus Energy Services' other net income decrease due to the realization in 2001 of nonrecurring income associated with arranging gas transportation services for a shipper on Florida Gas.

CASH FLOWS

        Cash Flow increased by $91.4 million, from $7.4 million of cash generated in 2001 to $98.8 million in 2002.

        Net cash provided by operating activities decreased by $38.9 million, from $224.2 million in 2001 to $185.3 million in 2002, primarily due to a non-recurring receipt of cash in 2001 from a Citrus Trading $80 million gas purchase, sales and exchange arrangement with an ENE affiliate involving three agreements, each dated December 1, 2000. Under the first agreement, Citrus Trading contracted to purchase approximately 12 million MMBTU of gas from the ENE affiliate at $6.65 per MMBTU with payment due by Citrus Trading in December 2000. In the second agreement, Citrus Trading contracted to sell 12 million MMBTU of gas to the same ENE affiliate in December 2000 at $6.67536 per MMBTU, with payment due in January 2001. In the third agreement, Citrus Trading and the same ENE affiliate exchanged the two 12 million MMBTU gas delivery obligations under the prior two agreements; Citrus Trading was paid an exchange fee of $.01051 per MMBTU. This third exchange agreement had the effect of canceling obligations for physical delivery of gas by Citrus Trading and the ENE affiliate to each other under the prior two agreements, with only the financial obligations remaining. As a result of these related transactions, Citrus Trading paid the ENE affiliate $80 million in December 2000 and received $80.4 million in January 2001. In addition, in December 2000 Citrus Trading agreed to pay the same ENE affiliate $20 million in December 2000 instead of January 2001 on an existing gas contract and Citrus was paid a fee for this early payment, which fee was included in the total cost of funds to Citrus (both for the $80 million arrangement and the $20 million early payment) that was recovered through the margin the ENE affiliate agreed to pay Citrus under the second agreement and the exchange fee the ENE affiliate agreed to pay Citrus under the third agreement described above. The financial effect of these transactions with the ENE affiliate was to increase net cash provided by operating activities in 2001 by $100.4 million, resulting, thereby, in a negative variance from 2002 to 2001. Citrus Trading's cash flow in 2002 also decreased reflecting lower cash margins and a collateralized letter of credit initiated in 2002. These decreases were partially offset by a Citrus cash flow increase of $9.4 million due to lower interest payments and lower income tax payments and Florida Gas's cash flow increase of $57.8 million due primarily to the in-service of the Phase IV and V expansions. Refer to Section XIV.H.l.k, "Related Party Transactions" for more information.

        Net cash flows used in investing activities increased by $37.5 million, from $185.7 million used in 2001 to $223.2 million used in 2002. Capital expenditures, net of AFUDC, increased primarily due to substantial spending for the Florida Gas Phase IV, V and VI Expansion projects in both years. Cash flow from the disposition of property, plant and equipment, net increased in 2002 primarily due to Florida Gas asset sale cash proceeds.

        Net cash flows from financing activities increased by $167.8 million, from $31.1 million of cash used in 2001 to $136.7 million of cash provided in 2002. Citrus and Florida Gas repaid $80.0 million of short-term borrowings in January 2001. Furthermore, Florida Gas borrowed $250 million under a 144A debt financing in July 2002 and paid down $74.7 million of long-term debt in 2002 it had borrowed in 2001. Florida Gas's long-term borrowing was utilized primarily to fund the Phase V and VI Expansion projects and for general corporate purposes. Florida Gas paid $12.3 million in 2002 to settle an interest rate hedge related to its July 2002 debt financing.

        Total cash and equivalents balances increased by $98.8 million from $11.1 million at the end of 2001 to $109.9 million at the end of 2002.

[PRICEWATERHOUSECOOPERS LOGO]

CITRUS CORP. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AND CONSOLIDATING INFORMATION
YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
WITH REPORT OF INDEPENDENT ACCOUNTANTS

                          CITRUS CORP. AND SUBSIDIARIES

                                TABLE OF CONTENTS

                                                                                             PAGE NO.
                                                                                             --------
REPORT OF INDEPENDENT ACCOUNTANTS

   Report of Independent Accountants                                                              2

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

   Consolidated Balance Sheets - Assets                                                           3
   Consolidated Balance Sheets - Liabilities and Stockholders' Equity                             4
   Consolidated Statements of Income                                                              5
   Consolidated Statements of Stockholders' Equity                                                6
   Consolidated Statements of Cash Flows                                                          7
   Notes to Consolidated Financial Statements                                                  8-23

CONSOLIDATING INFORMATION

   As of and for the year ended December 31,2002:

     Consolidating Balance Sheet - Assets                                                        24
     Consolidating Balance Sheet - Liabilities and Stockholders' Equity                          25
     Consolidating Statement of Income                                                           26
     Consolidating Statement of Stockholders' Equity                                             27
     Consolidating Statement of Cash Flows                                                       28

   As of and for the year ended December 31, 2001:

     Consolidating Balance Sheet - Assets                                                        29
     Consolidating Balance Sheet - Liabilities and Stockholders' Equity                          30
     Consolidating Statement of Income                                                           31
     Consolidating Statement of Stockholders' Equity                                             32
     Consolidating Statement of Cash Flows                                                       33

(PRICEWATERHOUSECOOPERS LETTERHEAD)

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Citrus Corp. and Subsidiaries:

In our opinion, the accompanying consolidated balance sheet as of December 31, 2002 and the related consolidated statements of income, stockholders' equity and cash flows present fairly, in all material respects, the financial position of Citrus Corp. and Subsidiaries (the "Company") at December 31, 2002, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. The financial statements of the Company as of December 31, 2001, and for the two years in the period then ended were audited by other independent accountants whose report dated March 15, 2002 expressed an unqualified opinion on those statements.

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations and cash flows of the individual companies. Accordingly, we do not express an opinion on the financial position, results of operations and cash flows of the individual companies. However, the consolidating information as of and for the year ended December 31, 2002 has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole. The consolidating information as of and for the year ended December 31, 2001 has been subjected to auditing procedures applied by other independent accountants, during their audit of the 2001 financial statements, whose report dated March 15, 2002 expressed that such consolidating information is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

PRICEWATERHOUSECOOPERS LLP

March 27, 2003

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

---------------------------------------------------------------------------------------------------------
                                                                                      December 31,
                                                                              ---------------------------
(In Thousands)                                                                    2002           2001
---------------------------------------------------------------------------------------------------------
ASSETS
  Current Assets
    Cash and cash equivalents                                                 $    109,916   $     11,098

    Trade and other receivables
      Customers, net of allowance for doubtful accounts of $77 and $826             36,656         38,002
      Income taxes                                                                   3,647             --

    Price risk management assets                                                   147,052        129,516

    Materials and supplies                                                           3,337          3,686

    Other                                                                            6,796          4,763
                                                                              ---------------------------

      Total Current Assets                                                         307,404        187,065
                                                                              ---------------------------
  Deferred Charges
    Unamortized debt expense                                                        10,891          8,592
    Price risk management assets                                                   537,689        503,654
    Other                                                                           54,618         36,810
                                                                              ---------------------------

       Total Deferred Charges                                                      603,198        549,056
                                                                              ---------------------------
  Property, Plant and Equipment, at cost
    Completed Plant                                                              3,733,856      3,460,009
    Construction work-in-progress                                                  180,432        220,196
                                                                              ---------------------------
       Total property, plant and equipment, at cost                              3,914,288      3,680,205

    Less - accumulated depreciation and amortization                             1,004,345        956,305
                                                                              ---------------------------

       Net Property, Plant and Equipment                                         2,909,943      2,723,900
                                                                              ---------------------------

TOTAL ASSETS                                                                  $  3,820,545   $  3,460,021
                                                                              ===========================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------
                                                             December 31,
                                                     ---------------------------
(In Thousands, Except Share Data)                        2002           2001
--------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities

     Long-term debt due within one year              $     25,409   $     25,750

     Accounts payable
      Trade                                                10,291         22,718
      Affiliated companies                                 18,964         19,464

     Accrued liabilities
      Interest                                             21,345         13,742
      Income taxes                                             --          5,240
      Other taxes                                           9,107         13,531

     Price risk management liabilities                    138,637         91,867
     Other                                                  2,493            158
                                                     ---------------------------
      Total Current Liabilities                           226,246        192,470
                                                     ---------------------------
   Long-Term Debt                                       1,224,580      1,074,207
                                                     ---------------------------
   Deferred Credits
     Deferred income taxes                                652,070        595,917
     Price risk management liabilities                    488,911        457,762
     Other                                                 10,045          5,819
                                                     ---------------------------
      Total Deferred Credits                            1,151,026      1,059,498
                                                     ---------------------------
   Stockholders' Equity
     Common stock, $1 par value; 1,000 shares
       authorized, issued and outstanding                       1              1
     Additional paid-in capital                           634,271        634,271
     Accumulated other comprehensive income               (18,453)        (6,713)
     Retained earnings                                    602,874        506,287
                                                     ---------------------------
      Total Stockholders' Equity                        1,218,693      1,133,846
                                                     ---------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  3,820,545   $  3,460,021
                                                     ===========================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME

---------------------------------------------------------------------------------------------------------
                                                                        Year Ended December 31,
                                                               ------------------------------------------
(In Thousands)                                                     2002           2001           2000
---------------------------------------------------------------------------------------------------------
Revenues
     Gas  Sales                                                $    102,166   $         --   $    168,145
     Gas transportation, net                                        419,636        351,638        307,928
                                                               ------------------------------------------
                                                                    521,802        351,638        476,073
Costs and Expenses                                             ------------------------------------------
     Natural gas purchased                                           91,925             --        162,348
     Operations and maintenance                                      89,993         77,368         78,982
     Depreciation                                                    38,041         31,771         29,144
     Amortization                                                    20,060         20,061         21,295
     Taxes - other than income taxes                                 21,859         28,594         19,700
                                                               ------------------------------------------
                                                                    261,878        157,794        311,469
                                                               ------------------------------------------

Operating Income                                                    259,924        193,844        164,604
Other Income (Expense)                                         ------------------------------------------
     Interest expense, net                                          (91,042)       (90,017)       (82,117)
     Allowance for funds used during construction                    17,141         13,645         15,176
     Other, net                                                     (29,708)        13,591          8,318
                                                               ------------------------------------------
                                                                   (103,609)       (62,781)       (58,623)
                                                               ------------------------------------------
Income Before Income Taxes and Cumulative
     Effect of Accounting Change                                    156,315        131,063        105,981

Income Tax Expense                                                   59,728         50,735         41,099
                                                               ------------------------------------------
Net Income Before Cumulative Effect of Accounting Change             96,587         80,328         64,882

Cumulative Effect of Accounting Change, net of tax                       --             --         35,162
                                                               ------------------------------------------
Net Income                                                     $     96,587   $     80,328   $    100,044
                                                               ==========================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                         ------------------------------------------
(In Thousands)                                                               2002          2001           2000
-------------------------------------------------------------------------------------------------------------------
Common Stock
    Balance, beginning and end of year                                   $          1   $          1   $          1
                                                                         ------------------------------------------

Additional Paid-in Capital
   Balance, beginning and end of year                                         634,271        634,271        634,271
                                                                         ------------------------------------------

Accumulated Other Comprehensive Income (Loss):
    Balance, beginning of year                                                 (6,713)        (6,692)            --
    Deferred loss on cash flow hedge                                          (12,280)            --             --
    Cumulative effect of accounting changes                                        --             --         (6,690)
    Recognition in earnings (losses) of previously deferred losses
       related to derivative instruments used as cash flow hedges                 540            (21)            (2)
                                                                         ------------------------------------------
    Balance, end of year                                                      (18,453)        (6,713)        (6,692)
                                                                         ------------------------------------------
Retained Earnings
    Balance, beginning of year                                                506,287        425,959        325,915
    Net income                                                                 96,587         80,328        100,044
                                                                         ------------------------------------------
    Balance, end of year                                                      602,874        506,287        425,959
                                                                         ------------------------------------------
Total Stockholders' Equity                                               $  1,218,693   $  1,133,846   $  1,053,539
                                                                         ==========================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------------
                                                                        Year Ended December 31,
                                                               ------------------------------------------
(In Thousands)                                                      2002           2001           2000
---------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities

Net income                                                     $     96,587   $     80,328   $    100,044

Adjustments to reconcile net income to net
  cash provided by operating activities
   Depreciation and amortization                                     58,101         51,832         50,439
   Amortization of hedge loss in OCI                                    540             --             --
   Overhaul charges amortization                                      1,203             --             --
   Non-cash interest income                                          (2,025)            --             --
   Deferred income taxes                                             56,154         33,536         37,371
   Allowance for funds used during construction                     (17,141)       (13,645)       (15,176)
   Gain on sale of assets                                                --             --           (486)

Changes in assets and liabilities
  Trade and other receivables                                         1,345         89,637        (80,732)
  Materials and supplies                                                350            322            302
  Accounts payable                                                  (12,929)           310         (3,414)
  Accrued liabilities                                                (5,711)            37          7,117
  Other current assets and liabilities                                  304         15,361         (7,059)
  Fair value loss of reverse swap                                     2,575             --             --
  Price risk management assets and liabilities                       26,349           (613)        (7,579)
  Other, net                                                        (20,385)       (32,930)       (42,970)
                                                               ------------------------------------------
Net Cash Provided by Operating Activities                           185,317        224,175         37,857
                                                               ------------------------------------------
Cash Flows From Investing Activities
  Additions to property, plant and equipment                       (242,804)      (198,836)      (261,252)
  Allowance for funds used during construction                       17,141         13,645         15,176
  Disposition of property, plant and equipment, net                   2,444           (526)        12,411
  Net proceeds from sale of assets                                       --             --            486
                                                               ------------------------------------------
Net Cash Used in Investing Activities                              (223,219)      (185,717)      (233,179)
                                                               ------------------------------------------
Cash Flows From Financing Activities
  Short-term bank borrowings, net                                        --        (80,000)        15,000
  Proceeds from issuance of long-term debt                          250,000         74,700        325,000
  Repayment of long-term debt                                       (74,700)            --             --
  Hedge payments                                                         --             --        (18,724)
  Anticipatory hedge settlement (OCI)                               (12,280)            --             --
  Interest rate swap settlement                                        (550)            --             --
  Principal payments on long-term debt                              (25,750)       (25,750)      (145,750)
                                                               ------------------------------------------
Net Cash Provided by/(Used in) Financing Activities                 136,720        (31,050)       175,526
                                                               ------------------------------------------
Increase (Decrease) in Cash and Cash Equivalents                     98,818          7,408        (19,796)

Cash and Cash Equivalents, Beginning of Year                         11,098          3,690         23,486
                                                               ------------------------------------------
Cash and Cash Equivalents, End of Year                         $    109,916   $     11,098   $      3,690
                                                               ==========================================

Additional cash flow information:
The Company made the following interest and income tax
   payments:
      Interest paid                                            $     90,284   $     92,468   $     84,975
      Income taxes paid                                              12,462         20,029         16,623

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these consolidated financial statements.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)      REPORTING ENTITY

                  Citrus Corp. (the Company), a holding company formed in 1986, owns 100% of the stock of Florida Gas Transmission Company (Transmission), Citrus Trading Corp. (Trading) and Citrus Energy Services, Inc. (CESI). The stock of the Company is owned 50% by Southern Natural Gas Company (Southern), as contributed by its parent, El Paso Corporation (El Paso) in March 2003 and 50% by Enron Corporation (Enron). Enron filed for Chapter 11 bankruptcy on December 2, 2001. Enron is currently soliciting bids for the sale of its 50% ownership interest in the Company. Southern has a right of first refusal in connection with any bona fide offer received by Enron for the purchase of its ownership interest in Citrus.

                  In October 2002 Transmission and Trading filed several claims with the United States Bankruptcy Court for the Southern District of New York against Enron and other affiliated bankrupt companies, aggregating $186 million. Of these claims, $150 million pertain to contracts that were rejected by Enron North America (ENA). Transmission is revising its claim filing against ENA downward due to another shipper acquiring ENA's pipeline capacity and transportation service contract obligations.

                  Transmission, an interstate gas pipeline extending from South Texas to South Florida, is engaged in the interstate transmission of natural gas and is subject to the jurisdiction of the Federal Energy Regulatory Commission (FERC).

                  Trading ceased all trading activities effective October 1, 1997, but continues to fulfill its obligations under the remaining gas purchase and gas sale contracts. Trading buys natural gas primarily from Duke Energy LNG Sales, Inc. (Duke) and sells to Auburndale Power Partners, LP and Progress Energy Florida, Inc. Trading also buys and sells gas through an affiliate of Southern, El Paso Merchant Energy.

                  CESI is primarily in the business of providing operations, maintenance and financial services primarily to affiliates and customers of Transmission and Trading. Due to increased insurance costs and pipeline integrity legislation that affects operators, CESI is considering exiting this business if it cannot negotiate substantially revised agreements.

(2)      SIGNIFICANT ACCOUNTING POLICIES

                  REGULATORY ACCOUNTING - Transmission is subject to the jurisdiction of the Federal Energy Regulatory Commission (FERC). Transmission's accounting policies generally conform to Statement of Financial Standards (SFAS) No. 71, Accounting for the Effects of Certain Types of Regulation. Accordingly, certain assets that result from the regulated ratemaking process are recorded that would not be recorded under accounting principles generally accepted in the United States for nonregulated entities.

                  PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and accounts have been eliminated in consolidation.

                  CASH AND CASH EQUIVALENTS - The Company considers as cash equivalents all highly liquid short-term investments with maturities of three months or less at the time of purchase. These investments are accounted for at cost, which approximates estimated fair value.

                  MATERIALS AND SUPPLIES - Materials and supplies are valued at actual cost. Materials transferred out of warehouses are priced out at average cost.

                  REVENUE RECOGNITION - Gas transportation and sales revenue are recognized when the services are provided.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2)      SIGNIFICANT ACCOUNTING POLICIES (continued)

                  ACCOUNTING FOR DERIVATIVE INSTRUMENTS - The Company engages in price risk management activities for both trading and non-trading activities. The Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities during 2000 (see Note 4). Instruments utilized in connection with trading activities are accounted for using the mark-to-market method and are reflected at fair value as Assets and Liabilities from Price Risk Management Activities in the Consolidated Balance Sheets. Earnings from revaluation of price risk management assets and liabilities are included in Other Income (Expense). Cash flow hedge accounting is utilized for non-trading purposes to hedge the impact of interest rate fluctuations. Unrealized gains and losses from cash flow hedges are recognized according to SFAS No. 133 as other comprehensive income, and subsequently recognized in earnings in the same periods as the hedged forecasted transaction affects earnings. In instances where the hedge no longer qualifies as effective, hedge accounting is terminated prospectively and the accumulated gain or loss is recognized in earnings in the same periods during which the hedged forecasted transaction affects earnings. Where fair value hedge accounting is appropriate, the offset that is attributed to the risk being hedged is recorded as an adjustment to the hedged item.

                  PROPERTY, PLANT AND EQUIPMENT (See Note 10) - Property, Plant and Equipment consists primarily of natural gas pipeline. The Company amortizes that portion of its investment in Transmission and other subsidiaries which is in excess of historical cost (acquisition adjustment) on a straight-line basis at an annual rate of 1.6% based upon the estimated remaining useful life of the pipeline system. Transmission has provided for depreciation of assets net of estimated salvage value on a straight-line basis at an annual composite rate of 1.52%, 1.53%, and 1.49% for 2002, 2001, and 2000, respectively.
         Depreciation rates are based on the estimated useful lives of the individual assets. The overall remaining useful life for Transmission's assets at December 31, 2002, is 42 years.

                  Property, Plant and Equipment is recorded at its original cost. Transmission capitalizes direct costs, such as labor and materials, and indirect costs, such as overhead, interest and an equity return component (see following paragraph). Costs of replacements and renewals of units of property are capitalized. The original costs of units of property retired are charged to the depreciation reserves, net of salvage and removal costs. Transmission charges to maintenance the costs of repairs and renewal of items determined to be less than units of property.

                  The allowance for funds used during construction consists, in general, of the net cost of borrowed funds used for construction purposes and a reasonable rate on other funds when so used (the AFUDC rate). The allowance is determined by applying the AFUDC rate to the amount of construction work-in-progress. Capitalization begins at the time the Company begins the continuous accumulation of costs in a construction work order on a planned progressive basis and ends when the facilities are placed in service.

                  INCOME TAXES (See Note 5) - The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes. SFAS No. 109 provides for an asset and liability approach to accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

                  TRADE RECEIVABLES - The Company establishes an allowance for doubtful accounts on trade receivables based on the expected ultimate recovery of these receivables. The Company considers many factors including historical customer collection experience, general and specific economic trends and known specific issues related to individual customers, sectors and transactions that might impact collectibility. Unrecovered trade accounts receivable charged against the allowance for doubtful accounts were $22.2, $0.3, and $0 million in 2002, 2001, and 2000, respectively.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2)      SIGNIFICANT ACCOUNTING POLICIES (continued)

                  USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                  RECLASSIFICATIONS - Certain amounts in the consolidated financial statements have been reclassified in 2001 and 2000 to conform with the 2002 presentation with no impact on net income or stockholders' equity.

(3)      LONG-TERM DEBT AND OTHER FINANCING ARRANGEMENTS

                  Long-term debt outstanding at December 31, 2002, and 2001 was as follows (in thousands):

                                                    2002           2001
                                                ------------   ------------
Citrus Corp.
11.100% Notes due 1998-2006                     $     78,750   $     98,000
 8.490% Notes due 2007-2009                           90,000         90,000
                                                ------------   ------------
                                                     168,750        188,000
                                                ------------   ------------
Transmission
 9.750% Notes due 1999-2008                           39,000         45,500
 8.630% Notes due 2004                               250,000        250,000
10.110% Notes due 2009-2013                           70,000         70,000
 9.190% Notes due 2005-2024                          150,000        150,000
 7.625% Notes due 2010                               322,585        321,757
 7.000% Notes due 2012                               250,000             --
Unamortized Debt Premium                                (346)            --
Revolving Credit Facility due 2004                        --         74,700
                                                ------------   ------------
                                                   1,081,239        911,957
                                                ------------   ------------

Total Outstanding                                  1,249,989      1,099,957
Less Long-Term Debt Due Within One Year               25,409         25,750
                                                ------------   ------------
                                                $  1,224,580   $  1,074,207
                                                ============   ============

         Annual maturities and sinking fund requirements on long-term debt outstanding as of December 31, 2002 were as follows (in thousands):

   Year            Amount
----------     ------------
2003           $     25,409
2004                275,409
2005                 32,909
2006                 34,659
2007                 43,659
Thereafter          837,944
               ------------
               $  1,249,989
               ============

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)      LONG-TERM DEBT AND OTHER FINANCING ARRANGEMENTS (continued)

                  The Company has note agreements that contain certain restrictions which, among other things, limit the incurrence of additional debt, the sale of assets and the payment of dividends. The agreements relating to Transmission's promissory notes include, among other things, restrictions as to the payment of dividends. At this date, the Company is in compliance with both affirmative and restrictive covenants of the note agreements, including tests on limitation of indebtedness, limitation of funded debt, and revenue tests.

                  The Company had a committed line of credit of $120 million which was terminated in August 2001. The Company also had a line of credit of $30 million, of which none was outstanding at December 31, 2001. The Company terminated this line of credit in 2002. The Company had also entered into a loan sales facility agreement in 2000 with a capacity of $40 million, of which none was outstanding at December 31, 2001. The Company terminated this line of credit in 2002. Transmission had absolutely and unconditionally guaranteed the obligations of the Company under these facilities.

                  Transmission has a committed revolving credit agreement of $100 million, of which $74.7 million was outstanding with a rate of 3.15% at December 31, 2001. The committed amount under this agreement was increased to $210 million in April 2002, and reduced to $70 million in July 2002, of which none was outstanding at December 31, 2002. The Company absolutely and unconditionally guaranteed the obligations of Transmission under the line of credit agreement.

                  Transmission sold $250 million of 144A bonds without registration rights in July 2002. These notes pay interest of 7% biannually on August 1 and February 1 of each year. The entire principal amount is due July 17, 2012.

                  Cash collateral deposits of $2.6 million in October 2002 from Transmission and deposits totaling $13.8 million in October and December 2002 from Trading were required by Credit Lyonnais to support fully collateralized letters of credit. See Note 11.

(4)      DERIVATIVE INSTRUMENTS

                  The Company elected to early adopt SFAS No. 133 during 2000. The Company determined its gas purchase contracts for resale and related gas sales contracts to be derivative instruments and recorded these at fair value as price risk management assets and liabilities. The valuation is calculated using a discount rate adjusted for the Company's borrowing premium of 250 basis points, which creates an implied reserve for credit and other related risks. The income from the adoption of SFAS No. 133, net of the write-offs of the contract-related deferred expenses was $46.0 million, recognized net of $17.1 million in taxes as a cumulative effect change in accounting principle. See Note
         5. The fair value at December 31, 2002, for the price risk management assets and liabilities is $684.7 million and $627.5 million, respectively. The Company performs a quarterly revaluation on the carrying balances that is reflected in current earnings. The impact to earnings from revaluation in 2002, mostly due to price fluctuations, was a $22.9 million loss.

                  ENA ceased performing under the Company's purchase and sales contracts in December 2001. Subsequent to such date, the Company assumed responsibility for the performance under the respective contracts and performed necessary procedures throughout 2002. As a result of the foregoing, the Company has reported revenues and expenses under such contracts on a gross basis for the year ended December 31, 2002, due to the Company becoming the primary obligor under such contracts. Prior to 2002, such revenues and costs were reported net, as a component of Other Income (Expense) on statement of income due to ENA bearing the primary obligations of such contracts.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4)      DERIVATIVE INSTRUMENTS (continued)

                  Prior to the Enron bankruptcy, the principal counterparty to these contracts was ENA. ENA has rejected these contracts in bankruptcy. The Company fully reserved and has written off all contract receivables from ENA. Pursuant to an existing operating agreement, an affiliate of El Paso is required to buy gas purchased from third parties under the contracts (primarily based on formula prices) at variable prices. As a result, the cash flow stream is now dependent on variable pricing, whereas before the bankruptcy, the cash flow stream was fixed. The quarterly valuations are based on management's best estimate of future cash flows from the underlying contracts. Changes in the future pricing projections could lead to material differences in the valuation of the derivative instruments.

                  Transmission entered into a series of interest rate swap transactions in 1999 designed to hedge any interest rate changes between the initiation date of the swaps and the date of a long-term debt financing. The aggregate notional amount of the swaps was $285 million. The swaps were terminated and the deferred gain of $10.2 million was reflected net of $3.9 in taxes as a cumulative effect of change in accounting principle upon adoption of SFAS No. 133 in 2000. See note 5.

                  During 2000 Transmission initiated a new swap and extended an existing swap to hedge interest rate changes which could occur between the initiation date of the swaps and the date of a completed December 2000 long-term debt financing of $325 million. The aggregate notional amount of these swaps was also $325 million. The $18.6 million fair value loss at the termination of the swap agreements was recognized as other comprehensive income and will be amortized over the life of the debt issued as an adjustment to interest expense.

                  During 2001, Transmission entered into a swap transaction in order to change a fixed interest rate for a floating interest rate on $135 million of existing long-term debt. A quarterly fair value calculation as required by SFAS No. 133 resulted in $3.2 million recorded to price risk management liabilities with an offset to long-term debt at December 31, 2001. This instrument was terminated in May 2002 with a fair value loss of $2.6 million recorded in long term debt, which will be amortized over the life of the debt issued as an adjustment to interest expense.

                  During 2002 Transmission initiated a new swap to hedge interest rate changes which could occur between the initiation date of the swap and the date of a completed July 2002 long-term debt financing of $250 million. The aggregate notional amount of this swap was also $250 million. The $12.3 million fair value loss at the termination of the swap agreement was recognized as other comprehensive income and will be amortized over the life of the debt issue as an adjustment to interest expense.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)      INCOME TAXES

                  The principal components of the Company's net deferred income tax liabilities at December 31, 2002, and 2001 are as follows (in thousands):

                                                2002           2001
                                             ----------     ----------
Deferred income tax assets
 Alternative minimum tax credit              $   16,560     $   20,934
 Regulatory and other reserves                      165          1,252
 Other                                              314            700
                                             ----------     ----------
                                                 17,039         22,886
                                             ----------     ----------

Deferred income tax liabilities
 Depreciation and amortization                  624,793        577,287
 Price risk management activities                22,739         27,630
 Regulatory costs                                 9,065          8,155
 Other                                           12,512          5,731
                                             ----------     ----------
                                                669,109        618,803
                                             ----------     ----------

Net deferred income tax liabilities          $  652,070     $  595,917
                                             ==========     ==========

                  Total income tax expense for the years ended December 31, 2002, 2001 and 2000 is summarized as follows (in thousands):

                                           2002           2001           2000
                                        ----------     ----------     ----------
Payable currently
 Federal                                $    4,996     $   14,316     $   20,404
 State                                      (1,422)         2,883          4,367
                                        ----------     ----------     ----------
                                             3,574         17,199         24,771
                                        ----------     ----------     ----------
Payment deferred
 Federal                                    47,101         29,160         33,536
 State                                       9,053          4,376          3,835
                                        ----------     ----------     ----------
                                            56,154         33,536         37,371
                                        ----------     ----------     ----------

Total income tax expense                $   59,728     $   50,735     $   62,142
                                        ==========     ==========     ==========

                  Income tax expense for the year 2000 includes $21.0 million reported as cumulative effect of change in accounting principle, net of tax on the income statement. See Note 4.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5)      INCOME TAXES (continued)

                  The differences between taxes computed at the U.S. federal statutory rate and the Company's effective tax rate for the years ended December 31, 2002, 2001, and 2000 are as follows (in thousands):

                                                          2002            2001            2000
                                                       ----------      ----------      ----------
Statutory federal income tax provision                 $   54,709      $   45,872      $   56,765
State income taxes, net of federal benefit                  4,960           4,719           5,331
Other                                                          59             144              46
                                                       ----------      ----------      ----------

Income tax expense                                     $   59,728      $   50,735      $   62,142
                                                       ==========      ==========      ==========

Effective Tax Rate                                           38.2%           38.7%           38.2%
Federal Tax Rate                                             35.0%           35.0%           35.0%

                  The Company has an alternative minimum tax (AMT) credit which can be used to offset regular income taxes payable in future years. The AMT credit has an indefinite carry-forward period. For financial statement purposes, the Company has recognized the benefit of the AMT credit carry-forward as a reduction of deferred tax liabilities.

                  The Company files a consolidated federal income tax return separate from Southern and Enron.

(6)      EMPLOYEE BENEFIT PLANS

                  The employees of the Company and its subsidiaries are covered under Enron's employee benefit plans. Enron maintains the Enron Corp. Cash Balance Plan (Cash Balance Plan), which is a noncontributory defined benefit pension plan to provide retirement income for employees of Enron and its subsidiaries. Through December 31, 1994, participants in the Enron Corp. Retirement Plan with five years or more of service were entitled to retirement benefits in the form of an annuity based on a formula that used a percentage of final average pay and years of service. In 1995 Enron's Board of Directors adopted an amendment to and restatement of the Retirement Plan changing the plan's name from the Enron Corp. Retirement Plan to the Enron Corp. Cash Balance Plan. In connection with a change to the retirement benefit formula, all employees became fully vested in retirement benefits earned through December 31, 1994. The formula in place prior to January 1, 1995 was suspended and replaced with a benefit accrual in the form of a cash balance of 5% of eligible annual base pay beginning in January 1, 1996. Pension expenses charged to the Company by Enron were $1.7, $.7, and $.9 million for 2002, 2001, and 2000, respectively.

                  Enron has initiated steps to terminate the Cash Balance Plan in 2003. Effective January 1, 2003, Enron suspended future 5% benefit accruals under the Cash Balance Plan. Each employee's accrued benefit will continue to be credited with interest based on ten-year Treasury Bond yields. Because the Company is not part of an Enron "controlled group" as provided by Section 414(b) and (c) of the Internal Revenue Code of 1986, as amended, if the plan were to be terminated or if the Company were to withdraw from participation in the plan, the Company would be liable for only it's proportionate share of any underfunding that may exist in the plan at the time of such termination or withdrawal. This liability would be minimal and not have any adverse impact on operating results, financial position or cash flow.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6)      EMPLOYEE BENEFIT PLANS (continued)

                  The Company's net periodic post-retirement benefit costs charged to the Company by Enron were $1.3, $1.2, and $1.1 million for 2002, 2001, and 2000, respectively, substantially all of which relates to Transmission and are being recovered through rates.

                  Certain retirees of Transmission were covered under a deferred compensation plan managed and funded by Enron subsidiaries, one previously sold and the other now in bankruptcy. This matter has been included as part of the claim filed by Transmission in bankruptcy against Enron (with an amendment to be filed covering its subsidiary, Enron Management Inc., as well.) At this time, Transmission cannot determine what, if any, legal responsibility it has to these certain retirees. If such obligation were deemed to be a liability to Transmission, the range of exposure is $0 to approximately $6.0 million. Transmission does not believe that the ultimate resolution of this matter will have a material adverse effect on operating results, financial position or cash flow.

(7)      MAJOR CUSTOMERS

                  Revenues from individual third party and affiliate customers exceeding 10% of total revenues for the years ended December 31, 2002, 2001, and 2000 were approximately as listed below (in millions). Due to the early adoption of SFAS No. 133 in 2000, Trading's gas sales transactions for the period July 2000 through December 2001 were not reported as revenues to the Company. All amounts had been reported net in Other Income (Expense). In 2002 the revenues are reported separately. See note 4.

            Customers                           2002           2001           2000
            ---------                        ----------     ----------     ----------
Florida Power & Light Company                $    171.2     $    144.2     $    114.5
Enron North America (affiliate)                     0.3          346.8          506.3
El Paso Merchant Energy (affiliate)                55.2           14.5            6.8

                  At December 31, 2002, and 2001, the Company's subsidiaries had receivables of approximately $15.4 and $13.9 million from Florida Power & Light Company. At December 31, 2002, and 2001, the Company had receivables of approximately $7.8 and $5.0 million from El Paso Merchant Energy.

(8)      RELATED PARTY TRANSACTIONS

                  In December 2001, Enron and certain of its subsidiaries filed voluntary petitions for Chapter 11 reorganization with the U.S. Bankruptcy court. The Company was not included in the bankruptcy filing and management believes that the Company will continue to be able to meet its operational and administrative service obligations under the existing operating agreements.

                  The Company incurs certain corporate administrative expenses from Enron and its affiliates pursuant to an informal administrative services agreement. These services include administrative, legal, compliance, and pipeline operations emergency services. The arrangement was originally governed by the provisions of an operating agreement between an Enron affiliate and the Company. The term of the operating agreement expired on June 30, 2001, and has not been extended. However, an Enron entity has continued to provide services under an informal arrangement based on the provisions of the original operating agreement. Under the arrangement, the Company reimburses the Enron entities for costs attributable to the operations of the Company. The Company expensed approximately $14.9, $13.8, and $15.8 million for these charges for the years ended December 31, 2002, 2001, and 2000, respectively.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8)      RELATED PARTY TRANSACTIONS (continued)

                  Pursuant to the Enron Bankruptcy, the Company has continued to accrue expenses related to management fees charged by Enron. As of December 31, 2002, the Company had not received 2002 invoices for these services. The Company has estimated the 2002 charges based on the 2001 actual allocations from Enron plus quantifiable adjustments. Enron has neither agreed nor disagreed to the valuation method used by The Company. The Company feels Enron will accept its methodology, but if it is refuted, additional liabilities would be incurred. At this time, management is unable to estimate the potential additional liability, if any.

                  The Company's subsidiaries provide natural gas sales and transportation services to Enron and El Paso affiliates at rates equal to rates charged to non-affiliated customers in the same class of service. Revenues related to these transportation services amounted to approximately $0.4, $3.4 and $4.4 million to Enron affiliates and $5.7, $3.6 and $4.7 million to El Paso affiliates for the years ended December 31, 2002, 2001, and 2000, respectively. The Company's subsidiaries' gas sales amounted to approximately $0.0 (due to bankruptcy), $343.7 and $363.5 million to Enron affiliates and $55.2, $14.5 and $6.8 million to El Paso affiliates for the years ended December 31, 2002, 2001, and 2000, respectively. The Company's subsidiaries also purchased gas from affiliates of Enron of approximately $0.0 (due to bankruptcy), $216.9 and $208.3 million and from affiliates of El Paso of approximately $19.9, $100.5 and $102.5 million for the years ended December 31, 2002, 2001, and 2000, respectively.

                  Effective November 1, 1997, the operations of the contracts held by Trading were divided between affiliates of Enron and El Paso. The fee charged, for services such as scheduling, billing, and other back office support, is based on a volumetric payment of $.005/MMBtu, or approximately 50% of the prior arrangement. During 2002 Trading accrued and paid $.014 million to El Paso Merchant Energy and accrued $.149 million for ENA for administrative fees. Under this agreement, Trading was guaranteed an earnings stream based on all firm long-term contracts in place at November 1, 1997. The earnings stream now fluctuates due to the variable pricing currently in effect, the result of Enron rejecting all aspects of certain agreements in bankruptcy court. An Enron affiliate continues to operate Trading's daily business of scheduling of volumes. See Note 4 for additional details.

                  The Company either jointly owns or licenses with other Enron affiliates certain computer and telecommunications equipment and software that is critical to the conduct of their business. In other cases, such equipment or software is wholly-owned by such affiliates, and the Company has no ownership interest or license in or to such equipment or software. Transmission participated in business applications that are shared among the Enron pipelines. All participating pipelines use the same common base system and then have a custom pipeline-specific component. Each pipeline pays for its custom development component and shares in the common base system development costs. There are specific software licenses that were entered into by an Enron affiliate that entitle Transmission to usage of the software licenses.

                  Transmission is a party to a Participation Agreement, dated effective as of November 1, 2002, with Enron and Enron Net Works to provide Electronic Data Interchange (EDI) services through an outsourcing arrangement with EC Outlook. Enron renegotiated an existing agreement with EC Outlook that lowered the cost of EDI services and that also provided the means for Transmission to be compliant with the most recent Gas Industry Standards Board (GISB) EDI standards. The contract has a termination date of November 30, 2005.

                  Transmission has construction reimbursement agreements with ENA under which payments are delinquent. These obligations totaled approximately $7.2 million and are included in Transmission's filed bankruptcy claims. These receivables are fully reserved by Transmission. The Company has filed proofs of claims regarding the amount of damages for breach of contract and other claims in the bankruptcy proceeding. However, the Company cannot predict the amounts, if any, that it will collect of the timing of collection.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8)      RELATED PARTY TRANSACTIONS (continued)

                  Transmission entered into a compression service agreement with Enron Compression Services Company (ECS) in April 2002 that continues to perform under the terms of this agreement. This agreement requires Transmission to pay ECS to provide electric horsepower capacity and related horsepower hours to be used to operate Station 13A Electric Compressor Station. Amounts paid to ECS in 2002 totaled $1.5 million. Under related agreements, ECS is required to pay Transmission an annual lease fee and a monthly operating and maintenance fee to operate and maintain the facilities. Amounts received from ECS in 2002 for these services were $0.3 million. A Netting Agreement, dated effective November 1, 2002, was executed with ECS, providing for the netting of payments due under each of the O&M, lease, and compression service agreements with ECS.

(9)      REGULATORY MATTERS

                  Transmission's currently effective rates were established pursuant to a Stipulation and Agreement (Rate Case Settlement) which resolved all issues in Transmission's Natural Gas Act (NGA) Section 4 rate filing in FERC Docket No. RP96-366. The Rate Case Settlement, approved by FERC Order issued September 24, 1997, provided that Transmission cannot file a general rate case to increase its base tariff rates prior to October 1, 2000 (except in certain limited circumstances) and must file no later than October 1, 2001, since extended to October 1, 2003 pursuant to the Phase IV settlement discussed below. The Rate Case Settlement also provided that the rate charged pursuant to Transmission's rate schedule FTS-2 would decrease effective March 1, 1999 and March 1, 2000.

                  On December 1, 1998, Transmission filed an NGA Section 7 certificate application with the FERC in Docket No. CP99-94-000 to construct 205 miles of pipeline in order to extend the pipeline to Ft. Myers, Florida and to expand capacity by 272,000 MMBtu/day (Phase IV Expansion). Expansion costs were estimated at $351 million. Transmission requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On June 2, 1999, Transmission filed a Stipulation and Agreement (Phase IV Settlement) which resolved all non-environmental issues raised in the certificate proceeding and modified the Rate Case Settlement to provide that Transmission cannot file a general rate case to increase its base tariff rates prior to October 1, 2001 (except in certain limited circumstances), and must file no later than October 1, 2003. The Phase IV Settlement was approved by the FERC by order issued July 30, 1999, and became effective thirty days after the date that Transmission accepted an order issued by the FERC approving the Phase IV Expansion project. On August 23, 1999, Transmission amended its application on file with the FERC to eliminate a portion of the proposed facilities (that would be delayed until the Phase V Expansion). The amended application reflected the construction of 139.5 miles of pipeline and an expansion of capacity in order to provide incremental firm service of 196,405 MMBtu on an average annual day, with estimated project costs of $262 million. The Phase W Expansion was approved by FERC order issued February 28, 2000, and accepted by Transmission on March 29, 2000. The Phase IV Expansion was placed in service on April 30, 2001. Total costs through December 31, 2002, were $244 million.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9)      REGULATORY MATTERS (continued)

                  On December 1, 1999, Transmission filed an NGA Section 7 certificate application with the FERC in Docket No. CP00-40-000 to construct 215 miles of pipeline and 90,000 horsepower of compression and to acquire an undivided interest in the existing Mobile Bay Lateral owned by Koch Gateway Pipeline Company (now Gulf South Pipeline Company, LP), in order to expand the system capacity to provide incremental firm service to several new and existing customers of 270,000 MMBtu on an average annual day (Phase V Expansion). Expansion and acquisition costs were estimated at $437 million. Transmission requested that expansion costs be rolled into the rates applicable to FTS-2 (Incremental Expansion) service. On August 1, 2000, and September 29, 2000, Transmission amended its application on file with the FERC to reflect the withdrawal of two customers, the addition of a new customer and to modify the facilities to be constructed. The amended application reflected the construction of 167 miles of pipeline and 133,000 horsepower of compression to create additional capacity to provide 306,000 MMBtu of incremental firm service on an average annual day. The estimated cost of the revised project is $462 million. The Phase V Expansion was approved by FERC Order issued July 27, 2001, and accepted by Transmission on August 7, 2001. Portions of the project were placed in service in December 2001, March 2002, and December 2002, respectively. Total costs through December 31, 2002, were $370 million. The remainder of the Phase V expansion is scheduled to be placed in service on or before May 1, 2003.

                  On November 15, 2001, Transmission filed an NGA Section 7 certificate application with the FERC in Docket No. CP02-27-000 to construct 33 miles of pipeline and 18.600 horsepower of compression in order to expand the system to provide incremental firm service to several new and existing customers of 85,000 MMBtu on an average day (Phase VI Expansion). Expansion costs were estimated at $105 million. Transmission requested the expansion costs be rolled into rates applicable to FTS-2 (Incremental Expansion) service. The application was approved by FERC Order issued on June 13, 2002, and accepted by Transmission on July 19, 2002. Clarification was granted and a rehearing request of a landowner was denied by FERC Order of September 3, 2002. Construction is underway and the Phase VI expansion is anticipated to be placed in service on schedule by the end of 2003.

                  In July 2002, the FERC issued a Notice of Inquiry (NOI) that seeks comments regarding its 1996 policy of permitting pipelines to enter into negotiated rate transactions. The FERC is now reviewing whether negotiated rates should be capped, whether or not a pipeline's "recourse rate" (a cost-of-service based rate) continues to safeguard against a pipeline exercising market power, as well as other issues related to negotiated rate programs. Transmission has only two negotiated rate agreements, and both of these are at or below Transmission's currently effective maximum tariff rates. Thus, Transmission does not anticipate its negotiated rate transactions being impacted by this rulemaking. At this time, Transmission cannot predict the outcome of this NOI.

                  On August 1, 2002, the FERC issued a Notice of Proposed Rulemaking (NOPR) requiring that all cash management or money pool arrangements between a FERC regulated subsidiary and a non-FERC regulated parent must be in writing, and set forth: the duties and responsibilities of cash management participants and administrators; the methods of calculating interest and for allocating interest income and expenses; and the restrictions on deposits or borrowings by money pool members. The NOPR also requires specified documentation for all deposits into, borrowings from, interest income from, and interest expenses related to these arrangements. Finally, the NOPR proposed that as a condition of participating in a cash management or money pool arrangement, the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent, and the FERC regulated entity and its parent maintain investment grade credit ratings. The FERC held a public conference on September 25, 2002, to discuss the issues raised in comments. Representatives of companies from the gas and electric industries participated on a panel and uniformly agreed that the proposed regulations should be revised substantially and that the proposed capital balance and investment grade credit rating requirements would be excessive. At this time, Transmission cannot predict the outcome of this NOPR as no final rule has been issued.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9)      REGULATORY MATTERS (continued)

                  Also on August 1, 2002, the FERC's Chief Accountant issued an Accounting Release, to be effective immediately, providing guidance on how companies should account for money pool arrangements and the types of documentation that should be maintained for these arrangements. However, the Accounting Release did not address the proposed requirement that the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent and that the entity and its parent have investment grade credit ratings. Comments were filed on or about August 28, 2002. The FERC has not yet issued a final rule. The Company no longer pools money with Transmission.

                  Transmission is currently subject to an industry wide nonpublic investigation of the FERC Form 2 (FERC's annual report) focusing on cash management or transfers between Transmission and Enron or affiliated companies. At this time, there are no outstanding data requests and the results of this investigation are unknown.

                  In Order No. 637, et. seq. ("Order No. 637"), the FERC revised its regulations relating to scheduling procedures, capacity segmentation, and pipeline penalties, with the stated purpose of improving the competitiveness and efficiency of the interstate pipeline grid. Among the provisions of Order No. 637 are requirements that pipelines give nominations at alternate points within a shipper's primary path scheduling priority over nominations at alternate points outside of a shipper's primary path, unless the pipeline could demonstrate such practice was operationally infeasible or would lead to anticompetitive results, Transmission and several of its shippers filed for rehearing of this requirement of Order No. 637, but these requests for rehearing were denied by the FERC, the order stating that such issues could be addressed in Transmission's individual compliance proceedings. In its compliance filing, Transmission, supported by a number of shippers, again argued that this requirement was inappropriate because it would lead to anticompetitive results, was contrary to an existing settlement, and was not consistent with Transmission's rate design. By Order issued February 26, 2003, ("February 26 Order") the FERC determined that Transmission must revise its Tariff to afford within-the-path alternate nominations a higher scheduling priority, but allowed Transmission to delay such filing until its NGA Section 4 Rate Case which must be filed on or before October 1, 2003. The February 26 Order also required Transmission to file tariff revisions within 15 days to permit shippers to release capacity outside of the shippers primary capacity paths. On March 6, 2003, Transmission filed a Motion for Extension of Time ("Motion") requesting that Transmission be allowed to delay the tariff filing until its next NGA Section 4 rate case so that these changes, as well as the within-the-path scheduling priorities, could be considered in the overall context of cost allocation and rate design. The Motion is pending FERC action. Implementation of the FERC's required changes would require changes to several of Transmission's business systems, the cost of which is currently being estimated.

                  In April 2002, FERC and the Department of Transportation, Office of Pipeline Safety convened a technical conference to discuss how to clarify, expedite, and streamline permitting and approvals for interstate pipeline reconstruction in the event of natural or other disaster. On January 17, 2003, FERC issued a NOPR proposing to (1) expand the scope of construction activities authorized under a pipeline's blanket certificate to allow replacement of mainline facilities; (2) authorize a pipeline to commence reconstruction of the affected system without a waiting period; and (3) authorize automatic approval of construction that would be above the normal cost ceiling. Comments on the NOPR were due on February 27, 2003. At this time we cannot predict the outcome of this rulemaking.

                  On January 28, 2003, the U.S. Department of Transportation issued a NOPR proposing to establish a rule requiring pipeline operators to develop integrity management programs to comprehensively evaluate their pipelines, and take measures to protect pipeline segments located in what the notice refers to as "high consequence areas." The proposed rule resulted from the enactment of the Pipeline Safety Improvement Act of 2002, a new bill signed into law in December 2002. At this time, we cannot predict the outcome of this rulemaking.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10)     PROPERTY, PLANT AND EQUIPMENT

                  The principal components of the Company's Property, Plant and Equipment at December 31, 2002, and 2001 are as follows (in thousands):

                                                                2002             2001
                                                            ------------     ------------
Transmission Plant                                          $  2,423,903     $  2,153,323
General Plant                                                  1,289,507        1,288,211
Intangible Plant                                                  20,446           18,475
Construction Work-in-progress                                    180,432          220,196
                                                            ------------     ------------
                                                               3,914,288        3,680,205
Less: Accumulated depreciation and amortization               (1,004,345)        (956,305)
                                                            ------------     ------------
Plant Assets, net                                           $  2,909,943     $  2,723,900
                                                            ============     ============

(11)     OTHER DEFERRED CHARGES

                  The principal components of the Company's other deferred charges at December 31, 2002, and 2001 are as follows (in thousands):

                                                          2002           2001
                                                       ----------     ----------
Ramp-up assets, net (1)                                $   12,550     $   12,107
Fuel tracker                                                2,278          5,731
Long-term receivables                                       5,514         12,103
Overhauls, net of current amortization                      5,386          3,606
Cash collateral payments (see Note 3)                      16,373             --
Receipts for escrow                                         7,700             --
Balancing tools (2)                                         2,203             --
Other miscellaneous                                         2,614          3,263
                                                       ----------     ----------
Total Other Deferred Charges                           $   54,618     $   36,810
                                                       ==========     ==========

(1) "Ramp-up" assets is a regulatory asset Transmission was specifically allowed in the FERC certificates authorizing Phase IV and V expansion projects.

(2) Balancing tools are a regulatory method by which Transmission recovers the costs of operational balancing of the pipelines' system. The balance can be a deferred charge or credit, depending on timing, rate changes, and operational activities.

(12)     DEFERRED CREDITS

                  The principal components of the Company's other deferred credits at December 31, 2002, and 2001 are as follows (in thousands):

                                                          2002           2001
                                                       ----------     ----------
Balancing tools (see Note 11)                          $       --     $    3,557
Customer deposits (see Note 14)                             8,205            555
Phase IV retainage & Phase V surety bond                    1,644            946
Miscellaneous                                                 196            761
                                                       ----------     ----------
Total Other Deferred Credits                           $   10,045     $    5,819
                                                       ==========     ==========

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13)     COMMITMENTS AND CONTINGENCIES

                  From time to time, in the normal course of business, the Company is involved in litigation, claims or assessments that may result in future economic detriment. The Company evaluates each of these matters and determines if loss accruals are necessary as required by SFAS No. 5, Accounting for Contingencies. The Company does not expect to experience losses that would be materially in excess of the amount accrued at December 31, 2002.

                  In 1999, Transmission entered into an agreement which obligated it to various natural gas and construction projects includable in its rate base. This obligation ends July 1, 2004.

                  Pursuant to recent pipeline safety legislation passed by the United States Congress, the Department of Transportation, Office of Pipeline Safely is in the process of creating new regulations regarding pipeline integrity. It is unclear what the cost of these regulations will be for Transmission's pipelines.

                  The Florida Turnpike Authority (FTA) has several turnpike widening projects in the planning state, which may, over the next ten years, impact one or more of Transmission's mainlines co-located in FTA right-of-way. The most immediate projects are five Sunshine State Parkway projects, which are proposed to overlap Transmission's pipelines, for a total of approximately 25 miles. Under certain conditions, the existing agreement between Transmission and the FTA calls for the FTA to pay for any new right-of-way needed for the relocation projects and for Transmission to pay for construction costs. The actual amount of miles of pipe to be impacted ultimately, and the relocation cost and/or right-of-way cost, recoverable through rates, is undefined at this time due to the preliminary stage of FTA's planning process.

(14)     CONCENTRATIONS OF CREDIT RISK AND OTHER FINANCIAL INSTRUMENTS

                  The Company and its subsidiaries have a concentration of customers in the electric and gas utility industries. These concentrations of customers may impact the Company's overall exposure to credit risk, either positively or negatively, in that the customers may be similarly affected by changes in economic or other conditions. Credit losses incurred on receivables in these industries compare favorably to losses experienced in the Company's receivable portfolio as a whole. The Company and its subsidiaries also have a concentration of customers located in the southeastern United States, primarily within the State of Florida. Receivables are generally not collateralized. From time to time, specifically identified customers having perceived credit risk are required to provide prepayments, deposits, or other forms of security to the Company. In 2002, Transmission sought additional security from customers due to credit concerns, and received customer deposits of $8.2 million and prepayments of $3,9 million. The Company's management believes that the portfolio of receivables, which includes regulated electric utilities, regulated local distribution companies and municipalities, is of minimal credit risk.

                  The carrying amounts and fair value of the Company's financial instruments at December 31, 2002, and 2001 are as follows (in thousands):

                                               2002                              2001
                                   -----------------------------     -----------------------------
                                     Carrying        Estimated         Carrying        Estimated
                                      Amount         Fair Value         Amount         Fair Value
                                   ------------     ------------     ------------     ------------
Cash and cash equivalents          $    109,916     $    109,916     $     11,098     $     11,098
Long-term debt                        1,249,989        1,398,291        1,099,957        1,224,076

                  The carrying amount of cash and cash equivalents and long-term debt reasonably approximate their fair value. The fair value of long-term debt is based upon market quotations of similar debt at interest rates currently available.

                         CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(15)     COMPREHENSIVE INCOME

         Comprehensive income includes the following (in thousands):

                                                                            2002          2001       2000
                                                                         ---------      -------    --------
Net income                                                               $  96,587      $80,328    $100,044
Other comprehensive income:
 Derivative instruments:
  Deferred loss on anticipatory cash flow hedge (see note 4)               (12,280)          --          --
    Recognition in earnings of previously deferred (gains) and losses
      related to derivative instruments used as cash flow hedges               540          (21)         (2)
                                                                         ---------      -------    --------
Total comprehensive income                                               $  84,847      $80,307    $100,042
                                                                         =========      =======    ========

(16)     ACCOUNTING PRONOUNCEMENTS

                  In August 2001 the Financial Accounting Standards Board (FASB) issued SFAS No. 143, "Accounting for Asset Retirement Obligations." This statement requires companies to record a liability for the estimated removal costs of assets used in their business where there is a legal obligation associated with the removal. The liability is recorded at its fair value, with a corresponding asset which is depreciated over the remaining useful life of the long-lived asset to which the liability relates. An on going expense will also be recognized for changes in the value of the liability as a result of the passage of time. The provisions of SFAS No. 143 are effective for fiscal years beginning after June 15, 2002. The Company will adopt SFAS 143, beginning January 1, 2003, and does not believe that it will have any material impact on its results of operations, financial position or cash flows.

                  In July 2002 the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities ". This statement will require recognition of costs associated with exit or disposal activities when they are incurred rather than when a commitment is made to an exit or disposal plan. Examples of costs covered by this guidance include lease termination costs, employee severance costs associated with a restructuring, discontinued operations, plant closings or other exit or disposal activities. This statement is effective for fiscal years beginning after December 31, 2002, and will impact any exit or disposal activities initiated after January 1, 2003.

                  In November 2002, the FASB issued FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others. This interpretation requires that companies record a liability for all guarantees issued after January 31, 2003, including financial, performance, and fair value guarantees. This liability is recorded at its fair value upon issuance, and does not affect any existing guarantees issued before December 31, 2002. While the Company does not believe there will be any initial impact of adopting this standard, it will impact any guarantees the Company issues in the future.

(17)     SUBSEQUENT EVENTS

                  On February 20, 2003, Transmission received a demand from ENA for a refund of $260,000 in reservation charges. Transmission collected such charges from third party shippers to whom ENA released its capacity during the period May 1 through September 30, 2002. It is Transmission's position that it has complied with its tariff and has credited the charges collected to ENA's account, as required, leaving a balance owed by ENA to Transmission. Transmission also believes it is entitled, under bankruptcy recoupment theory, to refuse to pay any sums to ENA while still owed funds under the same contacts under which ENA is claiming refunds. Transmission so advised ENA on March 6, 2003, and will defend this claim, if necessary, in the Bankruptcy Court.

                          CITRUS CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(17)     SUBSEQUENT EVENTS (continued)

                  Duke notified Trading on January 3, 2003, that it had "suffered a loss of LNG supply" within the meaning of the December 22, 1998 agreement between the parties. With a follow-up letter dated January 16, 2003, Duke claimed that it had suffered the loss of LNG supply starting January 15, 2002. Duke's obligations to supply replacement gas would cease after 730 consecutive days or if the "seller's replacement cost limitation" is reached, whichever comes first. The agreement defines the "replacement cost limitation" amount as $60 million escalated by the GNP implicit price deflator. The replacement cost limitation is approximately $79.2 million as of December 31, 2002. Unable to resolve the above contentions with Duke, Trading filed a petition against Duke on March 7, 2003, in the District Court of Harris County, Texas. Trading is asking the court to declare the following: 1) that no loss of LNG supply under the agreement has occurred, 2) that Duke is obligated to supply the "optional volumes" as defined by the agreement, 3) that Duke is in default under the agreement, 4) award Trading its actual damages against Duke and 5) award Trading such other and further relief to which Trading may be justly entitled. The outcome of this petition is not known at this time, however, the impact to Trading's mark-to-market portfolio using December 31, 2002, forward pricing would be a reduction in value of approximately $54.3 million.

                  On March 26, 2003, the FERC issued an order directing Trading to show cause, in a proceeding initiated by the order, why the FERC should not terminate Citrus' blanket marketing certificates by which Citrus is authorized to make sales for resale, at negotiated rates in interstate commerce of natural gas, subject to the NGA. Trading believes that it has not posted packages of gas on the Enron On Line platform, and that it has never made any gas sales into the California market, which is the subject of the FERC staff's investigation that lead to the issuance of the order. The Company plans to file a "show cause" document in response to the order no later than April 16, 2003. FERC intends to reach a final decision by July 31, 2003. An adverse ruling would terminate the blanket marketing certificates. The Company does not believe this order will have an adverse effect on its operating results, financial position or cash flows.

                  After reviewing bids received, and thoroughly reviewing the options, the Enron Board of Directors voted on March 19, 2003 to move forward with the creation of a new operating entity rather than selling it's ownership interest in the Company. The formation of the new entity will require various board, bankruptcy court and regulatory approvals and is expected to be well underway by the end 2003.

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                               DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                            Florida Gas     Citrus        Citrus
                                                Citrus     Transmission     Trading       Energy       Eliminations   Citrus Corp.
                                                 Corp.        Company        Corp.     Services, Inc.     & Other    Consolidated
                                              -----------  ------------   -----------  --------------  ------------  -------------
ASSETS

 Current Assets
   Cash and cash equivalents                  $     7,721  $    102,195   $        --  $           --  $         --  $     109,916
   Trade and other receivables
    Customers, net of allowance for doubtful
      accounts of $77                                  --        36,434            --             222            --         36,656
    Income taxes                                    2,850           394           348              --            55          3,647

   Price risk management assets                        --            --       147,052              --            --        147,052

   Materials and supplies                              --         3,337            --              --            --          3,337

   Other                                               --         6,752            --              44            --          6,796
                                              -----------  ------------   -----------  --------------  ------------  -------------
    Total Current Assets                           10,571       149,112       147,400             266            55        307,404
                                              -----------  ------------   -----------  --------------  ------------  -------------

Investment in Subsidiary Companies              1,701,275            --            --              --    (1,701,275)            --
                                              -----------  ------------   -----------  --------------  ------------  -------------
Deferred Charges
   Unamortized debt expense                           774        10,117            --              --            --         10,891
   Affiliated companies                                --       309,756         1,185              --      (310,941)            --
   Price risk management assets                        --            --       537,689              --            --        537,689
   Other                                               37        37,276        13,755           3,550            --         54,618
                                              -----------  ------------   -----------  --------------  ------------  -------------

    Total Deferred Charges                            811       357,149       552,629           3,550      (310,941)       603,198
                                              -----------  ------------   -----------  --------------  ------------  -------------

Property, Plant and Equipment, at cost
   Completed Plant                                     --     2,481,508            54              --     1,252,294      3,733,856
   Construction work-in-progress                       --       180,432            --              --            --        180,432
                                              -----------  ------------   -----------  --------------  ------------  -------------
    Total property, plant and equipment                --     2,661,940            54              --     1,252,294      3,914,288

   Less - accumulated depreciation and
      amortization                                     --       594,459            54              --       409,832      1,004,345
                                              -----------  ------------   -----------  --------------  ------------  -------------

    Net Property, Plant and Equipment                  --     2,067,481            --              --       842,462      2,909,943
                                              -----------  ------------   -----------  --------------  ------------  -------------

TOTAL ASSETS                                  $ 1,712,657  $  2,573,742   $   700,029  $        3,816  $ (1,169,699) $   3,820,545
                                              ===========  ============   ===========  ==============  ============  =============

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                               DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                          Florida Gas     Citrus         Citrus
                                              Citrus     Transmission     Trading        Energy        Eliminations    Citrus Corp.
                                               Corp.       Company         Corp.      Services, Inc.     & Other      Consolidated
                                            -----------  ------------   -----------   --------------   ------------   ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities

    Long-term debt due within one year      $    19,250  $      6,159   $        --   $           --   $         --   $     25,409

    Accounts payable
      Trade                                         277         9,944            --               70             --         10,291
      Affiliated companies                      311,619        17,063         1,330             (107)      (310,941)        18,964

    Accrued liabilities
      Interest                                    2,699        18,646            --               --             --         21,345
      Other taxes                                     1         8,735           368                3             --          9,107

    Price risk management liabilities                --            --       138,637               --             --        138,637


    other                                           (63)        2,556            --               --             --          2,493
                                            -----------  ------------   -----------   --------------   ------------   ------------

      Total Current Liabilities                 333,783        63,103       140,335              (34)      (310,941)       226,246
                                            -----------  ------------   -----------   --------------   ------------   ------------

  Long-Term Debt                                149,500     1,075,080            --               --             --      1,224,580
                                            -----------  ------------   -----------   --------------   ------------   ------------

  Deferred Credits
    Deferred income taxes                       (15,973)      333,018        24,767            1,102        309,156        652,070
    Price risk management liabilities                --            --       488,911               --             --        488,911
    Other                                            --        10,005            --               40             --         10,045
                                            -----------  ------------   -----------   --------------   ------------   ------------
      Total Deferred Credits                    (15,973)      343,023       513,678            1,142        309,156      1,151,026
                                            -----------  ------------   -----------   --------------   ------------   ------------

  Stockholders' Equity
    Common stock                                      1         2,526             3                1         (2,530)             1
    Additional paid-in capital                  634,271       729,496         5,498            1,287       (736,281)       634,271
    Accumulated other comprehensive income        8,089       (26,542)           --               --             --        (18,453)
    Retained earnings                           602,986       387,056        40,515            1,420       (429,103)       602,874
                                            -----------  ------------   -----------   --------------   ------------   ------------

      Total Stockholders' Equity              1,245,347     1,092,536        46,016            2,708     (1,167,914)     1,218,693
                                            -----------  ------------   -----------   --------------   ------------   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $ 1,712,657  $  2,573,742   $   700,029   $        3,816   $ (1,169,699)  $  3,820,545
                                            ===========  ============   ===========   ==============   ============   ============

                          CITRUS CORP. AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                           YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                           Florida Gas    Citrus        Citrus
                                                  Citrus   Transmission   Trading       Energy       Eliminations   Citrus Corp.
                                                   Corp.     Company       Corp.     Services, Inc.    & Other      Consolidated
                                                ---------  ------------  ---------   --------------  ------------   ------------
Revenues
  Gas sales                                     $     --   $        --   $ 102,166      $   --       $       --     $   102,166
  Gas transportation, net                             --       419,272          --         364               --         419,636
                                                --------   -----------   ---------      ------       ----------     -----------

                                                      --       419,272     102,166         364               --         521,802
                                                --------   -----------   ---------      ------       ----------     -----------
Costs and Expenses
  Natural gas purchased                               --            --      91,925          --               --          91,925
  Operations and maintenance                       1,450        84,250       4,147         146               --          89,993
  Depreciation                                        --        38,041          --          --               --          38,041
  Amortization                                    20,064            --          --          --               (4)         20,060
  Taxes - other than income taxes                    138        21,588         161         (28)              --          21,859
                                                --------   -----------   ---------      ------       ----------     -----------

                                                  21,652       143,879      96,233         118               (4)        261,878
                                                --------   -----------   ---------      ------       ----------     -----------

Operating Income (Loss)                          (21,652)      275,393       5,933         246                4         259,924
                                                --------   -----------   ---------      ------       ----------     -----------

Other Income (Expense)
  Interest expense, net                          (21,966)      (74,646)      5,366         204               --         (91,042)
  Allowance for funds used during construction        --        17,141          --          --               --          17,141
  Other, net                                        (167)         (956)    (28,598)         13               --         (29,708)
  Equity in earnings of subsidiaries             123,752            --          --          --         (123,752)             --
                                                --------   -----------   ---------      ------       ----------     -----------

                                                 101,619       (58,461)    (23,232)        217         (123,752)       (103,609)
                                                --------   -----------   ---------      ------       ----------     -----------

Income (Loss) Before Income Taxes                 79,967       216,932     (17,299)        463         (123,748)        156,315

Income Tax Expense (Benefit)                     (16,619)       82,593      (6,454)        207                1          59,728
                                                --------   -----------   ---------      ------       ----------     -----------

Net Income (Loss)                               $ 96,586   $   134,339   $ (10,845)     $  256       $ (123,749)    $    96,587
                                                ========   ===========   =========      ======       ==========     ===========

                          CITRUS CORP. AND SUBSIDIARIES
                 CONSOLIDATING STATEMENT OF STOCKHOLDERS' EQUITY
                           YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                Florida        Citrus       Citrus
                                                  Citrus          Gas         Trading       Energy      Eliminations     Citrus
                                                   Corp.      Transmission     Corp.     Services Inc.    & Other     Consolidated
                                                -----------   ------------   ---------   -------------  ------------  ------------
Common Stock
   Balance, beginning and end of year           $         1   $      2,526   $       3     $       1    $    (2,530)  $         1
                                                -----------   ------------   ---------     ---------    -----------   -----------
Additional Paid-in Capital
   Balance, beginning and end of year               634,271        729,496       5,498         1,287       (736,281)      634,271
                                                -----------   ------------   ---------     ---------    -----------   -----------

Accumulated Other Comprehensive income (Loss):
   Balance, beginning of year                         9,982        (16,695)         --            --             --        (6,713)
   Deferred loss on cash flow hedge                      --        (12,280)         --            --             --       (12,280)
   Recognition in earnings of previously
     deferred (gains) and losses related
     to derivative instruments used as cash
     flow hedges                                     (1,893)         2,433          --            --             --           540
                                                -----------   ------------   ---------     ---------    -----------   -----------
   Balance, end of year                               8,089        (26,542)         --            --             --       (18,453)
                                                -----------   ------------   ---------     ---------    -----------   -----------

Retained Earnings
   Balance, beginning of year                       506,390        311,717      51,360         1,164       (364,344)      506,287
   Net income                                        96,586        134,339     (10,845)          256       (123,749)       96,587
   Declared dividend                                     --        (59,000)         --            --         59,000            --
                                                -----------   ------------   ---------     ---------    -----------   -----------
   Balance, end of year                             602,976        387,056      40,515         1,420       (429,093)      602,874
                                                -----------   ------------   ---------     ---------    -----------   -----------

 Total Stockholders' Equity                     $ 1,245,337   $  1,092,536   $  46,016     $   2,708    $(1,167,904)  $ 1,218,693
                                                ===========   ============   =========     =========    ===========   ===========

                          CITRUS CORP. AND SUBSIDIARIES
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      TWELVE MONTHS ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

                                                                   Florida Gas    Citrus         Citrus
                                                        Citrus    Transmission    Trading        Energy
                                                         Corp.       Company       Corp.     Services, Inc.
                                                       --------   ------------   ---------   --------------
Cash Flows From Operating Activities

 Net income (loss)                                     $ 96,586    $  134,339    $ (10,845)    $      256
 Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
   Equity in earnings of subsidiaries                   (64,752)           --           --             --
   Depreciation and amortization                         20,064        38,041           --             --
   Amortization of hedge loss in OCI                     (1,893)        2,433           --             --
   Overhaul charges amortization                             --         1,203           --             --
   Non-cash interest income                                  --        (2,025)          --             --
   Deferred income taxes                                     (2)       63,122       (6,966)            --
   Allowance for funds used during construction              --       (17,141)          --             --

 Changes in assets and liabilities
   Trade and other receivables                               (2)        1,477           --           (130)
   Materials and supplies                                    --           350           --             --
   Accounts payable                                         936       (14,176)          34            277
   Accrued liabilities                                   (9,746)        4,865         (869)            39
   Other current assets and liabilities                    (102)          406           --             --
   Fair value loss of reverse swap                           --         2,575           --             --
   Price risk management assets and liabilities              --        (3,243)      29,592             --
   Other, net                                               152        (6,688)     (13,757)           (93)
                                                       --------    ----------    ---------     ----------

Net Cash Provided by (Used in) Operating Activities      41,241       205,538       (2,811)           349
                                                       --------    ----------    ---------     ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                 --      (242,804)          --             --
  Allowance for funds used during construction               --        17,141           --             --
  Disposition of property, plant and equipment, net          --         2,444           --             --
                                                       --------    ----------    ---------     ----------
Net Cash Used in Investing Activities                        --      (223,219)          --             --
                                                       --------    ----------    ---------     ----------

Cash Flows From Financing Activities
  Dividends declared                                         --       (59,000)          --             --
  Intercompany accounts                                 (25,364)       22,902        2,811           (349)
  Proceeds from issuance of long-term debt                   --       250,000           --             --
  Repayment of long-term debt                                --       (74,700)          --             --
  Anticipatory hedge settlement (OCI)                        --       (12,280)          --             --
  Interest rate swap settlement                              --          (550)          --             --
  Principal payments on long-term debt                  (19,250)       (6,500)          --             --
                                                       --------    ----------    ---------     ----------

Net Cash Provided by (Used in) Financing Activities     (44,614)      119,872        2,811           (349)
                                                       --------    ----------    ---------     ----------

Increase (Decrease) in Cash and Cash Equivalents         (3,373)      102,191           --             --

Cash and Cash Equivalents, Beginning of Year             11,094             4           --             --
                                                       --------    ----------    ---------     ----------

Cash and Cash Equivalents, End of Year                 $  7,721    $  102,195    $      --     $       --
                                                       ========    ==========    =========     ==========

                                                            Eliminations   Citrus Corp.
                                                              & Other      Consolidated
                                                            ------------   ------------
Cash Flows From Operating Activities

 Net income (loss)                                           $ (123,749)    $   96,587
 Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
   Equity in earnings of subsidiaries                            64,752             --
   Depreciation and amortization                                     (4)        58,101
   Amortization of hedge loss in OCI                                 --            540
   Overhaul charges amortization                                     --          1,203
   Non-cash interest income                                          --         (2,025)
   Deferred income taxes                                             --         56,154
   Allowance for funds used during construction                      --        (17,141)

 Changes in assets and liabilities
   Trade and other receivables                                       --          1,345
   Materials and supplies                                            --            350
   Accounts payable                                                  --        (12,929)
   Accrued liabilities                                               --         (5,711)
   Other current assets and liabilities                              --            304
   Fair value loss of reverse swap                                   --          2,575
   Price risk management assets and liabilities                      --         26,349
   Other, net                                                         1        (20,385)
                                                             ----------     ----------

Net Cash Provided by (Used in) Operating Activities             (59,000)       185,317
                                                             ----------     ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                         --       (242,804)
  Allowance for funds used during construction                       --         17,141
  Disposition of property, plant and equipment, net                  --          2,444
                                                             ----------     ----------
Net Cash Used in Investing Activities                                --       (223,219)
                                                             ----------     ----------

Cash Flows From Financing Activities
  Dividends declared                                             59,000             --
  Intercompany accounts                                              --             --
  Proceeds from issuance of long-term debt                           --        250,000
  Repayment of long-term debt                                        --        (74,700)
  Anticipatory hedge settlement (OCI)                                --        (12,280)
  Interest rate swap settlement                                      --           (550)
  Principal payments on long-term debt                               --        (25,750)
                                                             ----------     ----------

Net Cash Provided by (Used in) Financing Activities              59,000        136,720
                                                             ----------     ----------

Increase (Decrease) in Cash and Cash Equivalents                     --         98,818

Cash and Cash Equivalents, Beginning of Year                         --         11,098
                                                             ----------     ----------

Cash and Cash Equivalents, End of Year                       $       --     $  109,916
                                                             ==========     ==========

                          CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                                       Florida Gas     Citrus        Citrus
                                                                         Citrus       Transmission    Trading        Energy
                                                                          Corp.         Company        Corp.      Services, Inc.
                                                                       ----------     ------------   ----------   --------------
ASSETS
 Current Assets
   Cash and cash equivalents                                           $   11,094     $          4    $      --     $        --
   Trade and other receivables
     Customers, net of allowance for doubtful accounts of $826                 (2)          37,912           --              92

     Income taxes                                                              --            1,800           --              --

   Price risk management assets                                                --               --      129,516              --

   Materials and supplies                                                      --            3,686           --              --

   Other                                                                        1            4,717            1              44
                                                                       ----------     ------------   ----------     -----------

     Total Current Assets                                                  11,093           48,119      129,517             136
                                                                       ----------     ------------   ----------     -----------
 Investment in subsidiary companies                                     1,649,215               --           --              --
                                                                       ----------     ------------   ----------     -----------
 Deferred Charges
   Unamortized debt expense                                                   940            7,638           13              --
   Affiliated companies                                                     3,812          332,658        3,996              --
   Price risk management assets                                                --               --      503,654              --
   Other                                                                       23           33,342          (10)          3,455
                                                                       ----------     ------------   ----------     -----------
     Total Deferred Charges                                                 4,775          373,638      507,653           3,455
                                                                       ----------     ------------   ----------     -----------
 Property, Plant and Equipment, at cost
   Completed Plant                                                             --        2,207,661           54              --
   Construction work-in-progress                                               --          220,196           --              --
                                                                       ----------     ------------   ----------     -----------
     Total property, plant and equipment                                       --        2,427,857           54              --

   Less - accumulated depreciation and amortization                            --          566,478           54              --
                                                                       ----------     ------------   ----------     -----------
     Net Property, Plant and Equipment                                         --        1,861,379           --              --
                                                                       ----------     ------------   ----------     -----------

TOTAL ASSETS                                                           $1,665,083     $  2,283,136   $  637,170     $     3,591
                                                                       ==========     ============   ==========     ===========

                                                                         Eliminations   Citrus Corp.
                                                                           & Other      Consolidated
                                                                         ------------   ------------
ASSETS
 Current Assets
   Cash and cash equivalents                                             $         --    $   11,098
   Trade and other receivables
     Customers, net of allowance for doubtful accounts of $826                     --        38,002

     Income taxes                                                              (1,800)           --

   Price risk management assets                                                    --       129,516

   Materials and supplies                                                          --         3,686

   Other                                                                           --         4,763
                                                                         ------------    ----------

     Total Current Assets                                                      (1,800)      187,065
                                                                         ------------    ----------
 Investment in subsidiary companies                                        (1,649,215)           --
                                                                         ------------    ----------
 Deferred Charges
   Unamortized debt expense                                                         1         8,592
   Affiliated companies                                                      (340,466)           --
   Price risk management assets                                                    --       503,654
   Other                                                                           --        36,810
                                                                         ------------    ----------
     Total Deferred Charges                                                  (340,465)      549,056
                                                                         ------------    ----------
 Property, Plant and Equipment, at cost
   Completed Plant                                                          1,252,294     3,460,009
   Construction work-in-progress                                                   --       220,196
                                                                         ------------    ----------
     Total property, plant and equipment                                    1,252,294     3,680,205

   Less - accumulated depreciation and amortization                           389,773       956,305
                                                                         ------------    ----------
     Net Property, Plant and Equipment                                        862,521     2,723,900
                                                                         ------------    ----------

TOTAL ASSETS                                                             $ (1,128,959)   $3,460,021
                                                                         ============    ==========

                         CITRUS CORP. AND SUBSIDIARIES
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                              Florida Gas     Citrus        Citrus
                                                  Citrus      Transmission    Trading       Energy      Eliminations  Citrus Corp.
                                                   Corp.        Company        Corp.    Services, Inc.    & Other     Consolidated
                                                -----------   ------------  ----------  --------------  ------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities

    Long-term debt due within one year          $    19,250   $     6,500   $       --   $        --    $        --   $    25,750

    Accounts payable
      Trade                                              67        22,666           --           (14)            (1)       22,718
      Affiliated companies                          340,069        18,515        1,296            50       (340,466)       19,464

    Accrued liabilities
      Interest                                        3,087        10,655           --            --             --        13,742
      Income taxes                                    6,510            --          656           (70)        (1,856)        5,240
      Other taxes                                        --        13,266          233            32             --        13,531

    Price risk management liabilities                    --            --       91,867            --             --        91,867

    Other                                                38           115            5            --             --           158
                                                -----------   -----------   ----------   -----------    -----------   -----------

      Total Current Liabilities                     369,021        71,717       94,057            (2)      (342,323)      192,470
                                                -----------   -----------   ----------   -----------    -----------   -----------

  Long-Term Debt                                    168,750       905,457           --            --             --     1,074,207
                                                -----------   -----------   ----------   -----------    -----------   -----------

  Deferred Credits
    Deferred income taxes                           (23,332)      269,896       31,733         1,102        316,518       595,917
    Price risk management liabilities                    --         3,243      454,519            --             --       457,762
    Other                                                --         5,779           --            40             --         5,819
                                                -----------   -----------   ----------   -----------    -----------   -----------

      Total Deferred Credits                        (23,332)      278,918      486,252         1,142        316,518     1,059,498
                                                -----------   -----------   ----------   -----------    -----------   -----------

  Stockholders' Equity
    Common stock                                          1         2,526            3             1         (2,530)            1
    Additional paid-in capital                      634,271       729,496        5,498         1,287       (736,281)      634,271
    Accumulated other comprehensive income            9,982       (16,695)          --            --             --        (6,713)
    Retained earnings (deficit)                     506,390       311,717       51,360         1,163       (364,343)      506,287
                                                -----------   -----------   ----------   -----------    -----------   -----------

      Total Stockholders' Equity                  1,150,644     1,027,044       56,861         2,451     (1,103,154)    1,133,846
                                                -----------   -----------   ----------   -----------    -----------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 1,665,083   $ 2,283,136   $  637,170   $     3,591    $(1,128,959)  $ 3,460,021
                                                ===========   ===========   ==========   ===========    ===========   ===========

                          CITRUS CORP. AND SUBSIDIARIES
                        CONSOLIDATING STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                              Florida Gas     Citrus        Citrus
                                                  Citrus      Transmission    Trading       Energy      Eliminations  Citrus Corp.
                                                   Corp.        Company        Corp.    Services, Inc.    & Other     Consolidated
                                                -----------   ------------  ----------  --------------  ------------  ------------
Revenues
  Gas transportation, net                       $        --   $   351,443   $       --   $       195    $        --   $   351,638
                                                -----------   -----------   ----------   -----------    -----------   -----------

                                                         --       351,443           --           195             --       351,638
                                                -----------   -----------   ----------   -----------    -----------   -----------
Costs and Expenses
  Operations and maintenance                          1,757        75,327          184           100             --        77,368
  Depreciation                                           --        31,771           --            --             --        31,771
  Amortization                                       20,064            --           --            --             (3)       20,061
  Taxes - other than income taxes                       152        28,281          161            --             --        28,594
                                                -----------   -----------   ----------   -----------    -----------   -----------

                                                     21,973       135,379          345           100             (3)      157,794
                                                -----------   -----------   ----------   -----------    -----------   -----------

Operating Income (Loss)                             (21,973)      216,064         (345)           95              3       193,844
                                                -----------   -----------   ----------   -----------    -----------   -----------

Other Income (Expense)
  Interest expense, net                             (29,389)      (60,673)          --            45             --       (90,017)
  Allowance for funds used during construction           --        13,645           --            --             --        13,645
  Other, net                                           (227)        9,022        1,388         3,408             --        13,591
  Equity in earnings of subsidiaries                112,987            --           --            --       (112,987)           --
                                                -----------   -----------   ----------   -----------    -----------   -----------

                                                     83,371       (38,006)       1,388         3,453       (112,987)      (62,781)
                                                -----------   -----------   ----------   -----------    -----------   -----------

Income (Loss) Before Income Taxes                    61,398       178,058        1,043         3,548       (112,984)      131,063

Income Tax Expense (Benefit)                        (18,927)       67,897          389         1,376             --        50,735
                                                -----------   -----------   ----------   -----------    -----------   -----------

Net Income (Loss)                               $    80,325   $   110,161   $      654   $     2,172    $  (112,984)  $    80,328
                                                ===========   ===========   ==========   ===========    ===========   ===========

                          CITRUS CORP. AND SUBSIDIARIES
                 CONSOLIDATING STATEMENT OF STOCKHOLDERS' EQUITY
                           YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                                         Florida        Citrus        Citrus
                                                                          Citrus           Gas          Trading        Energy
                                                                          Corp.        Transmission      Corp.     Services Inc.
                                                                        -----------    ------------   -----------  -------------
Common Stock
    Balance, beginning and end of year                                  $         1    $     2,526    $         3   $         1
                                                                        -----------    -----------    -----------   -----------

Additional Paid-in Capital
    Balance, beginning and end of year                                      634,271        729,496          5,498         1,287
                                                                        -----------    -----------    -----------   -----------

Accumulated Other Comprehensive Income (Loss):
    Balance, beginning of year                                               11,875        (18,567)            --            --
    Deferred loss on cash flow hedge                                             --             --             --            --
    Recognition in earnings of previously deferred (gains) and losses
      related to derivative instruments used as cash flow hedges             (1,893)         1,872             --            --
                                                                        -----------    -----------    -----------   -----------
    Balance, end of year                                                      9,982        (16,695)            --            --
                                                                        -----------    -----------    -----------   -----------

Retained Earnings
    Balance, beginning of year                                              426,065        201,556         50,706        (1,008)
    Net income                                                               80,325        110,161            654         2,172
                                                                        -----------    -----------    -----------   -----------
    Balance, end of year                                                    506,390        311,717         51,360         1,164
                                                                        -----------    -----------    -----------   -----------

Total Stockholders' Equity                                              $ 1,150,644    $ 1,027,044    $    56,861   $     2,452
                                                                        ===========    ===========    ===========   ===========

                                                                        Eliminations      Citrus
                                                                          & Other      Consolidated
                                                                        ------------   ------------
Common Stock
    Balance, beginning and end of year                                  $    (2,530)   $         1
                                                                        -----------    -----------

Additional Paid-in Capital
    Balance, beginning and end of year                                     (736,281)       634,271
                                                                        -----------    -----------

Accumulated Other Comprehensive Income (Loss):
    Balance, beginning of year                                                   --         (6,692)
    Deferred loss on cash flow hedge                                             --             --
    Recognition in earnings of previously deferred (gains) and losses
      related to derivative instruments used as cash flow hedges                 --            (21)
                                                                        -----------    -----------
    Balance, end of year                                                         --         (6,713)
                                                                        -----------    -----------

Retained Earnings
    Balance, beginning of year                                             (251,360)       425,959
    Net income                                                             (112,984)        80,328
                                                                        -----------    -----------
    Balance, end of year                                                   (364,344)       506,287
                                                                        -----------    -----------

Total Stockholders' Equity                                              $(1,103,155)   $ 1,133,846
                                                                        ===========    ===========

                          CITRUS CORP. AND SUBSIDIARIES
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2001
                                 (IN THOUSANDS)

                                                                        Florida Gas       Citrus          Citrus
                                                          Citrus       Transmission       Trading         Energy
                                                           Corp.          Company          Corp.      Services, Inc.
                                                        ----------     ------------     ----------    --------------
Cash Flows From Operating Activities

  Net income (loss)                                     $   80,325      $  110,161      $      654      $    2,172
  Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
    Equity in earnings of subsidiaries                    (112,987)             --              --              --
    Depreciation and amortization                           20,064          31,771              --              --
    Deferred income taxes                                   (5,735)         37,841             105           1,325
    Allowance for funds used during construction                --         (13,645)             --              --

  Changes in assets and liabilities
    Trade and other receivables                             (3,810)        (10,391)        103,812              26
    Materials and supplies                                      --             322              --              --
    Accounts payable                                          (742)          1,816            (508)           (256)
    Accrued liabilities                                     (1,810)          2,276            (357)            (72)

    Other current assets and liabilities                       (26)         15,282              --             105
    Price risk management assets and liabilities                --              --            (613)             --
    Other, net                                              (2,426)        (27,670)            622          (3,456)
                                                        ----------      ----------      ----------      ----------

Net Cash Provided by (Used in) Operating Activities        (27,147)        147,763         103,715            (156)
                                                        ----------      ----------      ----------      ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                    --        (198,836)             --              --
  Allowance for funds used during construction                  --          13,645              --              --
  Disposition of property, plant and equipment, net             --            (526)             --              --
                                                        ----------      ----------      ----------      ----------

Net Cash Used in Investing Activities                           --        (185,717)             --              --
                                                        ----------      ----------      ----------      ----------

Cash Flows From Financing Activities
  Short-term bank borrowings, net                          (30,000)        (50,000)             --              --
  Proceeds from issuance of long-term debt                      --          74,700              --              --
  Principal payments on long-term debt                     (19,250)         (6,500)             --              --
  Intercompany notes                                        84,100          19,459        (103,715)            156
                                                        ----------      ----------      ----------      ----------

Net Cash Provided by (Used in) Financing Activities         34,850          37,659        (103,715)            156
                                                        ----------      ----------      ----------      ----------

Increase (Decrease) in Cash and Cash Equivalents             7,703            (295)             --              --

Cash and Cash Equivalents, Beginning of Year                 3,391             299              --              --
                                                        ----------      ----------      ----------      ----------

Cash and Cash Equivalents, End of Year                  $   11,094      $        4      $       --      $       --
                                                        ==========      ==========      ==========      ==========

                                                        Eliminations    Citrus Corp.
                                                           & Other      Consolidated
                                                        -------------   ------------
Cash Flows From Operating Activities

  Net income (loss)                                      $ (112,984)     $   80,328
  Adjustments to reconcile net income (loss) to net
  cash provided by (used in) operating activities
    Equity in earnings of subsidiaries                      112,987              --
    Depreciation and amortization                                (3)         51,832
    Deferred income taxes                                        --          33,536
    Allowance for funds used during construction                 --         (13,645)

  Changes in assets and liabilities
    Trade and other receivables                                  --          89,637
    Materials and supplies                                       --             322
    Accounts payable                                             --             310
    Accrued liabilities                                          --              37

    Other current assets and liabilities                         --          15,361
    Price risk management assets and liabilities                 --            (613)
    Other, net                                                   --         (32,930)
                                                         ----------      ----------

Net Cash Provided by (Used in) Operating Activities              --         224,175
                                                         ----------      ----------

Cash Flows From Investing Activities
  Additions to property, plant and equipment                     --        (198,836)
  Allowance for funds used during construction                   --          13,645
  Disposition of property, plant and equipment, net              --            (526)
                                                         ----------      ----------

Net Cash Used in Investing Activities                            --        (185,717)
                                                         ----------      ----------

Cash Flows From Financing Activities
  Short-term bank borrowings, net                                --         (80,000)
  Proceeds from issuance of long-term debt                       --          74,700
  Principal payments on long-term debt                           --         (25,750)
  Intercompany notes                                             --              --
                                                         ----------      ----------

Net Cash Provided by (Used in) Financing Activities              --         (31,050)
                                                         ----------      ----------

Increase (Decrease) in Cash and Cash Equivalents                 --           7,408

Cash and Cash Equivalents, Beginning of Year                     --           3,690
                                                         ----------      ----------
Cash and Cash Equivalents, End of Year                   $       --      $   11,098
                                                         ==========      ==========

 2001 vs. 2000

 TRANSWESTERN PIPELINE COMPANY -- RESULTS OF OPERATIONS

        The following discussion and analysis of the financial condition and results of operations of Transwestern are based on the Financial Statements of Transwestern, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Transwestern, and has not been reviewed by outside auditors.

YEAR ENDED DECEMBER 31, 2001 COMPARED TO YEAR ENDED DECEMBER 31, 2000

INCOME STATEMENT

        Net income decreased by $496.2 million, from $69.7 million in 2000 to a loss of $426.5 million of net income in 2001. The loss in 2001 primarily reflects establishment of reserves of $820.2 million (for a $500.4 million impact on 2001 net income after tax effect) for receivables due from ENE and its Affiliates as a result of ENE's and certain of its Affiliates' bankruptcies in December 2001.

        Operating revenues increased $26.8 million from $176.8 million in 2000 to $203.6 million in 2001. Transportation revenues accounted for $15.6 million of the increase. The increase in transportation revenues was from new contracts and higher rates attributable to higher demand in the California market and a full year of revenues from the Gallup Expansion. The State of California experienced high natural gas demands in 2001 as a result of low hydroelectric generation and unusually warm temperatures requiring higher electric generation. Interruptible revenues increased also due to higher demand in California. These increases were partially offset by lower rate surcharges due to the termination of the shared cost surcharge provision of Transwestern's Global Tariff Settlement on October 31, 2001. Gas and Liquids Sold revenues increased $11.0 million, from $26.3 million in 2000 to $37.3 million in 2001 due to higher retained fuel available to sell from higher deliveries to California and higher gas prices.

        Operating and Maintenance Expenses increased $40.8 million, from $39.6 million in 2000 to $80.4 million in 2001. This increase is primarily due to bad debt expense. During 2001, Transwestern was a party to natural gas commodity price swaps with an ENA Affiliate, RMTC. ENA and certain Affiliates subsequently filed for bankruptcy and informed Transwestern that price swap agreements with Transwestern would not be performed. Transwestern closed out all outstanding financial instruments with ENA and fully reserved for their value as of December 31, 2001. Also, fuel used in operations increased as a result of the higher throughput volumes associated with higher demand in Transwestern's California market area mentioned above.

        Other income decreased by $787.5 million from $23.8 million in 2000 to a loss of $763.7 million in 2001. On December 2, 2001, ENE and certain of its Affiliates filed for bankruptcy protection. As a result, a $784.7 million note receivable from ENE was fully reserved due to the uncertainty regarding the ability of ENE to repay the note receivable. Interest income decreased $1.5 million from $21.7 million in 2000 to $20.2 million in 2001. This decrease was due to the loss of intercompany interest income on the note receivable with ENE.

        Interest expense increased $10.3 million from $11.1 million in 2000 to $21.4 million in 2001. On November 19, 2001, Transwestern closed on a $550.0 million, 364 days, secured revolving credit facility with two financial institutions. The additional interest expense and debt cost was associated with the secured revolver. The remaining interest expense is primarily associated with a reserve for intercompany interest income for November and December 2001, as a result of ENE's bankruptcy and its ability to pay the interest on notes payable.

        Income taxes decreased $226.2 million from an expense of $44.7 million in 2000 to a benefit of $270.9 million in 2001 primarily as a result of a reserve set up due to the uncertainty regarding the ability of ENE and RMTC to repay its notes or pay its payables as discussed above.

CASH FLOWS

        Cash Flow increased by $8.1 million, from $0.0 million in 2000 to $8.1 million in 2001.

        Net Cash Provided by Operating Activities decreased by $762.2 million, from a cash inflow of $88.4 million in 2000 to a cash outflow of $673.8 million in 2001. This significant cash decline was significantly affected by transactions in 2001 unrelated to Transwestern's operations. In 2001, Transwestern had a total of $820.2 million in short-term notes and receivables defaulted on and reserved against due to ENE's and its Affiliates' bankruptcies. Excluding the establishment of these reserves, Transwestern's 2001 cash provided from operating activities was approximately $146.4 million. Comparable cash flow from operations in 2000 was $97.0 million. The year to year improvement primarily reflects the impact of improved revenues in 2001.

        Net Cash Flow Used in Investing Activities decreased $56.0 million from funds used of $111.6 million in 2000 to funds used of $55.6 million in 2001. Capital expenditures were higher as a result of Transwestern's Red Rock Expansion. This was offset by an increase of $82.0 million in a note receivable from ENE that was classified as an investing activity in 2000.

        Net Cash Flow from Financing Activities increased by $714.2 million from a cash inflow of $23.2 million in 2000 to a cash inflow of $737.4 million in 2001. In 2001, Transwestern entered into the $550.0 million revolving credit facility. Of that amount, Transwestern assumed an ENE obligation of $137.5 million and paid fees of $25.1 million, resulting in net proceeds of $387.4 million, which was loaned to ENE.

$365.5 million was reclassified in 2001 from intercompany receivables in working capital to note receivable from ENE in financing activities. $15.5 million of existing debt was retired in 2001. Therefore, without considering the ENE loans above, Transwestern used $82.7 million of cash in financing-related activities in 2001. In 2000, Transwestern refinanced long-term debt realizing net proceeds of $23.2 million, essentially used in investing activities.

        At the end of 2001, Transwestern had $8.1 million of cash compared to a $4,000 balance at the end of 2000. Prior to ENE's bankruptcy, all of Transwestern's cash was advanced to ENE.

TRANSWESTERN PIPELINE COMPANY
FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2001 AND 2000
WITH REPORT OF INDEPENDENT AUDITORS

                          TRANSWESTERN PIPELINE COMPANY

                               TABLE OF CONTENTS

                                                                   PAGE NO.
                                                                   --------
REPORT OF INDEPENDENT AUDITORS

   Report of Independent Auditors                                      2

AUDITED FINANCIAL STATEMENTS

   Balance Sheets - Assets                                             4
   Balance Sheets - Liabilities and Stockholders' Equity               5
   Statements of Operations                                            6
   Statements of Stockholders' Equity                                  7
   Statements of Cash Flows                                            8
   Notes to Financial Statements                                    9-26

(ERNST & YOUNG LETTERHEAD)

                         Report of Independent Auditors

The Board of Directors
Transwestern Pipeline Company

We have audited the balance sheet of Transwestern Pipeline Company (Transwestern) as of December 31, 2001, and the related statements of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of Transwestern's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Transwestern for the year ended December 31, 2000 were audited by other auditors whose report dated February 23, 2001, except for Note 10, as to which the date is April 6, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements referred to above present fairly, in all material respects, the financial position of Transwestern at December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

As more fully described in Note 1, Transwestern is a wholly-owned subsidiary of Enron Corp. Enron Corp., along with certain other subsidiaries and affiliates, filed for protection under Chapter 11 of the U.S. Bankruptcy Code in December 2001. Transwestern was not a part of these bankruptcy proceedings and has continued its operations in the normal course of business since the bankruptcy filing. Management believes that Transwestern will not be placed in bankruptcy; that no actions on the part of its' federal regulators, the bankruptcy court or its creditors will cause Transwestern to significantly alter its operations or prevent it from operating as it does now for the "public convenience and necessity"; or, that will have a significant effect on its financial position, results of operations or cash flows, or that will prevent it from meeting all of its obligations as they become due. In addition, as more fully described in Note 3, in November 2001 Transwestern borrowed $550,000,000 under a note maturing in November 2002. Although Transwestern is not in violation of any debt covenants, has generated sufficient cash flows from operations to service the debt, and management believes Transwestern has sufficient collateral and borrowing capacity to renew or refinance this debt on a timely basis, management has not yet sought, or received, a

                  (A Member Practice of Ernst & Young Global) commitment from any lender. Because of the uncertainties surrounding the Enron Corp. bankruptcy proceedings and what effect, if any, they might ultimately have on Transwestern, and because Transwestern does not yet have a firm commitment from a lender to ensure that it is able to repay the $550,000,000 of debt when it becomes due during 2002, there exists substantial doubt about whether Transwestern can obtain such financing and, thus, whether it will continue as a going concern. The accompanying financial statements have been prepared assuming that Transwestern will continue as a going concern and, therefore, do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets.

As discussed in Note 5 to the financial statements, in 2001 Transwestern changed its method for accounting for derivative instruments.

April 26, 2002,                                              ERNST & YOUNG LLP
except for Note 3, as to which the date is April 30, 2002

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                                        DECEMBER 31,          DECEMBER 31,
                                                            2001                  2000
                                                        ------------          ------------
ASSETS

CURRENT ASSETS
   Cash                                                 $      8,061          $          4
   Accounts receivable-
     Customers                                                14,166                 7,287
     Associated companies, less allowance for
     doubtful accounts of $819,847 in 2001                         -               378,314
   Transportation and exchange gas receivable                  6,501                11,991
   Regulatory assets                                           6,644                 6,553
   Other                                                      28,470                 4,348
                                                        ------------          ------------

     Total Current Assets                                     63,842               408,497
                                                        ------------          ------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                     1,042,394               987,107
   Less - Accumulated depreciation and
   amortization                                              123,386               104,364
                                                        ------------          ------------

     Property, Plant and Equipment, net                      919,008               882,743
                                                        ------------          ------------
OTHER ASSETS
   Deferred income taxes                                      81,066                     -
   Regulatory assets                                          73,782                79,053
   Other                                                       5,615                 2,106
                                                        ------------          ------------

     Total Other Assets                                      160,463                81,159
                                                        ------------          ------------

TOTAL ASSETS                                            $  1,143,313          $  1,372,399
                                                        ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                            DECEMBER 31,          DECEMBER 31,
                                                                2001                  2000
                                                            -------------         ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable -
     Trade and other                                         $      1,932          $      2,161
     Associated companies                                           3,756                 1,723
   Transportation and exchange gas payable                          5,579                 7,331
   Notes payable                                                  550,000                     -
   Deferred income taxes                                            2,121                 2,129
   Accrued taxes                                                    6,282                 6,129
   Accrued interest                                                 2,952                 3,012
   Current portion of long-term debt                                    -                 3,850
   Reserve for regulatory and other contingencies                  12,489                   263
   Other                                                            7,410                    11
                                                             ------------          ------------

     Total Current Liabilities                                    592,521                26,609
                                                             ------------          ------------

LONG-TERM DEBT, NET OF CURRENT MATURITIES                               -               161,600
                                                             ------------          ------------
DEFERRED CREDITS AND OTHER LIABILITIES
   Deferred income taxes                                                -               238,702
   Other                                                            2,376                 2,661
                                                             ------------          ------------

     Total Deferred Credits and Other Liabilities                   2,376               241,363
                                                             ------------          ------------

STOCKHOLDERS' EQUITY
   Common stock (1,000 shares authorized and outstanding)               1                     1
   Additional paid-in capital                                     409,191               409,191
   Accumulated other comprehensive income                          32,088                     -
   Retained earnings                                              107,136               533,635
                                                             ------------          ------------

     Total Stockholders' Equity                                   548,416               942,827
                                                             ------------          ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $  1,143,313          $  1,372,399
                                                             ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                                 2001                  2000
                                                            -------------         -------------
REVENUES
   Transportation                                           $     165,878         $     150,290
   Gas and liquids sold                                            37,334                26,333
   Other gas revenues                                                 416                   190
                                                            -------------         -------------

     Total Revenues                                               203,628               176,813
                                                            -------------         -------------

COST AND EXPENSES
   Operating & maintenance expenses                                80,389                39,601
   Amortization of regulatory assets                                4,632                 4,749
   Depreciation and amortization                                   19,889                19,658
   Taxes, other than income taxes                                  10,924                11,163
                                                            -------------         -------------

     Total Cost and Expenses                                      115,834                75,171
                                                            -------------         -------------

OPERATING INCOME                                                   87,794               101,642

OTHER INCOME
   Interest income                                                 20,175                21,685
   Other, net                                                    (783,867)                2,168
                                                            -------------         -------------

INCOME (LOSS) BEFORE INTEREST AND INCOME TAXES                   (675,898)              125,495

   Interest expense and related charges, net                       21,479                11,146
   Income taxes                                                  (270,878)               44,683
                                                            -------------         -------------

NET INCOME (LOSS)                                           $    (426,499)        $      69,666
                                                            =============         =============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                                 2001                  2000
                                                            -------------         -------------
Common Stock
   Balance, beginning and end of year                       $           1         $           1

Additional Paid-in Capital
   Balance, beginning and end of year                             409,191               409,191

Accumulated Other Comprehensive Income (Loss):
   Cumulative effect of accounting change (Note 5)                (21,216)                    -
   Deferred net gains on derivative instruments associated
     with hedges of future cash flows                              48,633
   Recognition in earnings of previously deferred (gains)
     and losses related to derivative instruments used as
     cash flow hedges                                               4,671
                                                            -------------         -------------
   Balance, end of year                                            32,088                     -

Retained Earnings
   Balance beginning of year                                      533,635               463,969
   Net income (loss)                                             (426,499)               69,666
                                                            -------------         -------------
   Balance end of year                                            107,136               533,635

                                                            -------------         -------------
Total Stockholders' Equity                                  $     548,416         $     942,827
                                                            =============         =============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                            -----------------------------------
                                                                 2001                  2000
                                                            -------------         -------------
CASH FLOWS FROM OPERATING ACTIVITIES

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED
 (USED) BY OPERATING ACTIVITIES
   Net income (loss)                                        $    (426,499)        $      69,666
   Depreciation and amortization                                   19,889                19,658
   Amortization of regulatory assets                                4,632                 4,749
   Regulatory, litigation and other non-cash adjustments,
      net                                                         819,847                     -
   Gain on sale of property                                           (88)                    -
   Deferred income taxes                                         (319,776)                4,314
   Changes in components of working capital
     Receivables                                                 (820,186)               (8,622)
     Payables                                                          52                  (618)
     Regulatory and other contingency adjustments                  19,624                     -
     Other current assets / liabilities                               347                  (856)
     Net assets from price risk management activities              32,089                     -
   Other, net                                                      (3,745)                  136
                                                            -------------         -------------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                 (673,814)               88,427
                                                            -------------         -------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Note receivable from parent company                                  -               (82,028)
   Proceeds from sale of property                                      18                   117
   Additions to property, plant and equipment                     (55,468)              (26,445)
   Other capital expenditures                                        (117)               (3,221)
                                                            -------------         -------------

NET CASH USED IN INVESTING ACTIVITIES                             (55,567)             (111,577)
                                                            -------------         -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Note receivable from parent company                            365,521                     -
   Issuance of short-term debt, net of issuance costs             524,867                     -
   Repayment of short-term debt assumed                          (137,500)                    -
   Issuance of long-term debt                                           -               150,000
   Repayment of long-term debt                                    (15,450)             (126.850)
                                                            -------------         -------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                         737,438                23,150
                                                            -------------         -------------

INCREASE IN CASH                                                    8,057                     -

   CASH, BEGINNING OF YEAR                                              4                     4
                                                            -------------         -------------

   CASH, END OF YEAR                                        $       8,061         $           4
                                                            =============         =============

Additional Cash Flow Information

                                                                 2001                  2000
                                                            -------------         -------------
INTEREST AND INCOME TAX PAYMENTS WERE AS FOLLOWS:
   Interest (net of amounts capitalized)                    $      10,353         $      12,194
   Income taxes                                                    48,107                40,279

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                         TRANSWESTERN PIPELINE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                           December 31, 2001 and 2000

(1)      NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Transwestern Pipeline Company (Transwestern) is a subsidiary of Transwestern Holding Company, Inc. (TW Holdings) a wholly-owned subsidiary of Enron Transportation Services Company (ETS), formerly Enron Pipeline Company, which is a majority-owned subsidiary of Enron Corp. (Enron). ETS and its subsidiaries are members of an operating group which engages in transactions characteristic of group administration and operations with other members of the group. Transwestern owns and operates an interstate natural gas pipeline system stretching from Texas, Oklahoma and the San Juan Basin to the California border. Transwestern is a major natural gas transporter to the California border and Mid-Continent markets and aggressively markets off the east end of its system to Texas intrastate and midwest markets.

         On December 2, 2001, Enron filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code, and since that date has been engaged in restructuring its business and financial operations and in preparing a plan of reorganization. It is not known when, or if, such plan will receive approval of the Bankruptcy Court or what affect such plan might have on Transwestern. As part of Transwestern's November 2001 debt offering (see Note 3), TW Holdings was created as an entity to hold the stock of Transwestern, separate from Enron. Some of the common stock of TW Holdings is held in a voting trust that was created to protect the lenders by preventing Enron from forcing Transwestern to file for bankruptcy protection.

         On November 13, 2001 Transwestern closed on a $550 million 364 day, secured, revolving credit facility (the "Revolver") with two financial institutions (the "Banks"), as further described in Note 3. Transwestern's management plans to extend or refinance the Revolver at or before its scheduled maturity in November 2002. This plan is supported by Transwestern's ability to service its debt with cash flows from current operations, and its plans for current and future expansion of capacity to serve growing markets in the Southwestern United States.

         If the Revolver is not extended or refinanced, the Banks have the right to assume ownership of Transwestern by foreclosing on the common stock that was pledged to them to secure the repayment of the Revolver. Although substantially all of the pipeline assets are also pledged for the repayment of the Revolver, the Banks would not be able to foreclose on the physical facilities in order to liquidate the assets without first obtaining authority to do so from the Federal Energy Regulatory Commission (FERC). The FERC is highly unlikely to deem a wholesale liquidation of Transwestern's pipeline system to be in the "public convenience and necessity." Transwestern's outside counsel has advised that there is no precedent for the U.S. Bankruptcy Court to circumvent the FERC's authority over disposition of jurisdictional facilities by interstate natural gas pipelines.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Other potential impacts of the Enron bankruptcy proceedings have also been considered by management. The Banks are also providing Enron's debtor-in-possession financing and had initially determined to use a portion of such financing to repay the Revolver and include Transwestern in the bankruptcy process, thereby improving their secured lender status. That proposal was rejected by the committee of Enron's unsecured creditors because Transwestern had more value to the creditors as a viable, non-bankrupt business. The terms of the Revolver provide that Transwestern's cash accounts and transactions are totally segregated from those of Enron and its debtor subsidiaries. In addition, all dividends, distributions and loans to Enron and its affiliates are strictly prohibited. This provides the Banks and potential lenders with further assurance that Transwestern's cash flows will be available for debt service. During the term of the agreement Transwestern is prohibited from loaning funds or making distributions to Enron, as well as being required to do business separately from Enron in a manner that will not cause confusion as to the separate distinct identity and legal existence of Transwestern. Transwestern, by the terms of the notes, is not allowed to refer to itself as a department or division of Enron as well.

         In the unlikely event that Transwestern would be placed in bankruptcy, the FERC's past precedent in dealing with regulated utilities in bankruptcy is to allow them to continue to operate in the public convenience and necessity rather than to force the liquidation of the jurisdictional facilities. Precedents include the Columbia Gas System and United Gas Pipeline.

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Property, Plant and Equipment

         The provision for depreciation and amortization is computed using the straight-line method based on estimated economic or Federal Energy Regulatory Commission (FERC) mandated lives. Composite depreciation rates ranging from 1.2% to 10.0% are applied to functional groups of property having similar economic characteristics.

         Transwestern charges the cost of repairs to operating and maintenance expense. Costs of replacements and renewals of units of property are capitalized. The original cost of property retired is charged to accumulated depreciation and amortization, net of salvage and removal costs. No retirement gain or loss is included in the results of operations except in the case of sales or exceptional retirements of operating units.

         The accrual of allowance for funds used during construction (AFUDC) is a utility accounting practice calculated under guidelines prescribed by the FERC and capitalized as part of the cost of utility plant. It represents the cost of servicing the capital invested in construction work-in-progress. Such AFUDC has been segregated into two component parts - borrowed and equity funds. The allowance for borrowed and equity funds used during construction totaled $.6 million and $.1 million for 2001 and 2000, respectively, and is included in "Other Income" and "Interest expense and related charges, net", respectively, in the Statement of Operations.

         Included in gross property, plant and equipment is an aggregate plant acquisition adjustment of $438.8 million which represents costs allocated to Transwestern's transmission plant as a result of its acquisition by Enron in 1984. Currently, this adjustment amount is not considered by the FERC in determining the tariff rates Transwestern may charge to its regulated customers. At December 31, 2001 and 2000, $144.6 million and $138.6 million, respectively, was included in accumulated depreciation and amortization related to the plant acquisition adjustment.

         System Gas

         Transwestern accounts for system balancing gas using the fixed asset accounting model established under FERC Order No. 581. Under this approach, system gas volumes are classified as fixed assets and valued at historical cost. Encroachments upon system gas are valued at current market.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Income Taxes

         Transwestern is included in the consolidated federal and state income tax returns filed by Enron. Pursuant to tax allocation arrangements, Enron will pay to each subsidiary an amount equal to the tax benefits realized in Enron's consolidated federal income tax return resulting from the utilization of the subsidiary's net operating losses and/or tax credits, or each subsidiary will pay to Enron an amount equal to the federal income tax computed on its separate company taxable income less the tax benefits associated with net operating losses and/or tax credits generated by the subsidiary which are utilized in Enron's consolidated federal income tax return. To the extent a state requires or permits a consolidated, combined or unitary tax return to be filed, and such return includes any of Enron's subsidiaries, the principles expressed with respect to the consolidated federal income tax allocation apply for settlement of state taxes.

         Transwestern accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which provides for an asset and liability approach to accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases (see Note 2).

         Computer Software

         Transwestern's accounting policy for the costs of computer software (all of which is for internal use only) is to capitalize direct costs of materials and services consumed in developing or obtaining software, including payroll and payroll-related costs for employees who are directly associated with and who devote time to the software project. Costs may begin to be capitalized once the application development stage has begun. All other costs are expensed as incurred. Transwestern amortizes the costs at a rate of 10% per year. Impairment is evaluated based on changes in the expected usefulness of the software. Transwestern has capitalized software costs, net of amortization, of $5.5 million and $6.4 million at December 31, 2001 and 2000, respectively.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Environmental Expenditures

         Expenditures that relate to an existing condition caused by past operations, and do not contribute to current or future revenue generation, are expensed. Environmental expenditures relating to current or future revenues are expensed or capitalized as appropriate based on the nature of the costs incurred. Liabilities are recorded when environmental assessments and/or clean ups are probable and the costs can be reasonably estimated.

         Recently Issued Accounting Pronouncements

         In July 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142, which must be applied to fiscal years beginning after December 15, 2001, modifies the accounting and reporting of goodwill and intangible assets. Management does not expect that Transwestern's adoption of Statement No, 142 will have any material impact on its financial condition or results of operations.

         In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143, which must be applied to fiscal years beginning after June 15, 2002, addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Management is in the process of evaluating the impact that adoption of SFAS No. 143 will have on its financial condition or results of operations.

         In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 addresses the financial accounting and reporting for the impairment or disposal of long-lived assets. Management does not expect that Transwestern's adoption of Statement No. 144 will have any material impact on its financial condition or results of operations.

         Reclassifications

         Certain reclassifications have been made to the prior year's financial statements to conform with the current year presentation.

                          TRANSWESTERN PIPELINE COMPANY

(2)      INCOME TAXES

         The principal components of Transwestern's net deferred income tax assets and liabilities at December 31, 2001 and 2000, respectively, are as follows (in thousands):

                                                                        December 31,
                                                             ----------------------------------
                                                                 2001                 2000
                                                             ------------         -------------
Deferred income tax assets
    Regulatory and other reserves                            $      8,519         $         262
    Bad debt reserve                                              318,575                     -
                                                             ------------         -------------

                                                                  327,094                   262
                                                             ------------         -------------

Deferred income tax liabilities
    Depreciation and amortization                                 233,043               221,467
    Other                                                          15,106                19,626
                                                             ------------         -------------

                                                                  248,149               241,093
                                                             ------------         -------------

Net deferred income tax assets                               $     78,945
                                                             ============
Net deferred income tax liability                                                 $     240,831
                                                                                  =============

Total income tax expense (benefit) is summarized as follows (in thousands):

                                                                 2001                 2000
                                                            -------------         -------------
Payable currently
   Federal                                                  $      41,392         $      34,353
   State                                                            7,506                 6,016
                                                            -------------         -------------
                                                                   48,898                40,369
                                                            -------------         -------------

Payment deferred
   Federal                                                       (271,011)                3,142
   State                                                          (48,765)                1,172
                                                            -------------         -------------
                                                                 (319,776)                4,314
                                                            -------------         -------------

Total income tax expense (benefit)                          $    (270,878)        $      44,683
                                                            =============         =============

                          TRANSWESTERN PIPELINE COMPANY

(2)      INCOME TAXES (CONTINUED)

         The differences between taxes computed at the U.S. federal statutory rate and Transwestern's effective rate are as follows (in thousands):

                                        2001         2000
                                     ----------    -------
Statutory federal income tax
   provision                         $(244,082)    $40,022
Net state income taxes                 (26,818)      4,672
Other                                       22         (11)
                                     ---------     -------
Total income tax expense (benefit)   $(270,878)    $44,683
                                     =========     =======

(3)      SHORT-TERM DEBT

         On November 19, 2001, transwestern entered into a revolving credit facility agreement (Revolver) of $550.0 million. The Revolver is secured by all of the common stock of Transwestern and, subject to certain exceptions, all other assets of Transwestern. $412.5 million of the proceeds of the Revolver were used for loans to Enron. Another $137.5 million of the proceeds were used to pay an Enron obligation to Citibank and was recorded as an additional advance to Enron. The term of the Revolver is 364 days. The interest rate in effect at December 31, 2001 was 4.656%. The estimated fair value of Transwestern's short-term debt at December 31, 2001 was $550.0 million.

         At December 31, 2001, Transwestern was in default of certain debt covenants contained in the Revolver, the most significant of which required Transwestern to maintain a tangible net worth of no less than $750.0 million. Subsequent to Enron's bankruptcy filing on December 2, 2001, Transwestern provided reserves on 100% of all intercompany balances due to it from Enron, thus significantly reducing its tangible net worth. Transwestern has obtained a waiver from the lenders for this event of default. The First Amendment and Waiver to the Revolver, dated April 30, 2002, amended the amount of the tangible net worth test to $400 million and waived the event of default which occurred as a result of the bankruptcy of Enron and revised certain other terms of the Revolver.

         In connection with the November 19, 2001 financing transaction mentioned above, Enron completed a corporate restructuring of Transwestern designed to further separate a subsidiary from its parent and affiliates, which may allow Transwestern to retain its own credit rating based on its own creditworthiness. This restructuring transaction involved creating a new company (TW Holdings), between Enron and Transwestern, to hold all of the stock of Transwestern. TW Holdings' Articles of Incorporation require the unanimous approval of its Board of Directors and stockholders to a) merge or consolidate

                          TRANSWESTERN PIPELINE COMPANY
         with any entity; b) sell, lease or transfer all, or substantially all, of its assets to any entity; c) acquire all, or substantially all, of the assets or capital stock or other ownership interest of any other entity; d) institute, or consent to, bankruptcy, insolvency or similar proceedings or actions; e) make any assignment for the benefit of others; f) issue any additional shares of common stock or any security convertible into share of common stock; or, g) make any change to its Articles of Incorporation. In addition, Transwestern has ended its intercompany borrowing and cash management program, and is restricted from making dividends or advancing any funds to Enron or its affiliates.

         Because of the nature of the transaction described above, management of Transwestern believes that the other parties to the Revolver are fully secured, and that Transwestern would not be substantively consolidated with Enron in any insolvency or bankruptcy proceeding.

         Management plans to secure a credit rating for Transwestern based upon its own creditworthiness, separate and apart from Enron. Management believes this will allow Transwestern to refinance amounts due under the Revolver when such amounts become due in November 2002, or to obtain new financing that will enable Transwestern to repay the debt on a timely basis. Management believes that Transwestern has sufficient collateral and borrowing capacity to allow it to successfully complete such a transaction, to remain current on its debt obligation and to continue as a going concern.

(4)      LONG-TERM DEBT

         Long-term debt is summarized as follows (in thousands):

                                                   December 31,
                                                ------------------
                                                2001        2000
                                                ----      --------
Notes payable
  9.10% Notes due 2000                          $  -      $      -
  7.55% Notes due 2000                             -             -
  9.20% Notes due 2001 to 2004                     -        15,450
  7.40% Note due 2004                              -       150,000
                                                ----      --------
                                                   -       165,450
 Current portion of long-term debt                 -        (3,850)
                                                ----      --------
Total long-term debt, net of current
maturities                                      $  -      $161,600
                                                ====      ========

                          TRANSWESTERN PIPELINE COMPANY

(5)      DERIVATIVE INSTRUMENTS

         The FASB issued, and subsequently amended, Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (Statement No. 133), which was adopted by the Company January 1, 2001. Provisions in Statement No. 133, as amended, affect the accounting and disclosure of certain contractual arrangements and operations of the Company. Under Statement No. 133, as amended, all derivative instruments are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify and are designated as hedges of future cash flows, fair values, net investments or qualify and are designated as normal purchases and sales. For derivatives treated as hedges of future cash flows, the effective portion of changes in fair value is recorded in other comprehensive income until the related hedged items impact earnings. Any ineffective portion of a hedge is reported in earnings immediately. Derivatives treated as normal purchases or sales are recorded and recognized in income using accrual accounting. The market prices used to value these transactions reflected management's best estimate considering various factors including closing exchange and over-the-counter quotations, time value and volatility factors underlying the commitments.

         On January 1, 2001, Transwestern recorded the impact of the adoption of Statement No. 133, as amended, as a cumulative effect adjustment of $21.2 million loss in "Accumulated Other Comprehensive Income (Loss)"
         (OCI), a component of stockholders' equity.

         Transwestern enters into derivative instruments, such as forwards, swaps and other contracts, in order to hedge certain non-trading risks, including interest rate risk and commodity price risk. Transwestern primarily uses cash flow hedges, for which the objective is to provide protection against variability in cash flows due to commodity price risk and interest rate risk. Transwestern accounts for such hedging activity by initially deferring the gain or loss related to the fair value changes in derivative instruments in OCI. The deferred change in fair value is then reclassified into income concurrently with the recognition in income of the cash flow item hedged. The balance in other comprehensive income (loss) at December 31, 2001 is expected to be reclassified to future earnings, contemporaneously with the recognition in income of the cash flow item being hedged. The cash flow impact of financial instruments is reflected as cash flows from operating activities in the accompanying Statement of Cash Flows.

                          TRANSWESTERN PIPELINE COMPANY

         During the year ended December 31, 2001, there was no material ineffectiveness from changes in fair value of hedge positions, and no amounts were excluded from the assessment of hedge effectiveness related to the hedge of future cash flows. Additionally, no amounts were reclassified to earnings in connection with forecasted transactions that were no longer considered probable of occurring.

         During the year ended December 31, 2001, Transwestern was a party to natural gas commodity price swaps that qualified as cash flow hedges. The swaps covered a notional volume of 68 TBtu of natural gas. The maximum amount of time over which cash flow exposure in forecasted transactions is hedged is approximately two years. As a matter of practice, derivative contracts are entered into with counterparties with credit ratings equivalent to investment grade securities. However, no cash flows are expected from these hedges for 2002 and 2003 because Transwestern's counterparty on all of its hedges, also a subsidiary of Enron, filed for bankruptcy protection in December 2001. Accordingly, Transwestern terminated all its hedge instruments and has fully reserved its claim as a result of nonperformance by the related party on derivative instruments. See Note 11 for recent events concerning related party credit rating changes of Enron. The remaining balance in OCI will be reclassed into earnings contemporaneously with the recognition in income of the item being hedged. Of this amount, approximately $17.5 million of income is estimated to be reclassified into earnings during the year ending December 31,2002.

         Notional amounts reflect the volumes of transactions but do not represent the amounts exchanged by the parties to the financial instruments. Accordingly, notional amounts do not accurately measure Transwestern's exposure to market or credit risks. The maximum terms in years are not indicative of likely cash flows as these positions may be offset in the markets at any time in response to Transwestern's price risk management needs to the extent available in the market.

                          TRANSWESTERN PIPELINE COMPANY

(6)      COMPREHENSIVE INCOME (LOSS)

         Comprehensive income (loss) includes the following components (in thousands):

                                                           December 31,
                                                     -----------------------
                                                        2001         2000
                                                     ----------   ----------
Net income (loss)                                    $ (426,499)  $   69,666
Other comprehensive income (loss):
   Derivative instruments:
   Cumulative effect of accounting change (Note 5)      (21,216)           -
   Deferred net gains on derivative instruments
       associated with hedges of future cash flows       48,633            -
   Recognition in earnings of previously deferred
      (gains) and losses related to derivative
      instruments used as cash flow hedges                4,671            -
                                                     ----------   ----------
Total comprehensive income (loss)                    $ (394,411)  $   69,666
                                                     ==========   ==========

         No deferred income tax provision for the OCI components above was recorded because Transwestern anticipates the related derivative instruments will not be realized (see Note 11).

(7)      ACCOUNTS RECEIVABLE AND RELATED ACTIVITY

         Transwestern has a concentration of customers in the electric and gas utility industries. These concentrations of customers may impact Transwestern's overall exposure to credit risk, either positively or negatively, in that the customers may be similarly affected by changes in economic or other conditions. However, management believes that the portfolio of receivables, which is primarily local distribution companies (LDC), is well diversified and that such diversification minimizes any potential credit risk.

         The following customers accounted for 10% or more of Transwestern's transportation revenues for the year ended December 31, 2001: Southern California Gas Company (SoCalGas), 32%; and Pacific Gas and Electric Company (PG&E), 10%. SoCalGas has exercised its contractual right to release a total of 457 million British thermal units per day (MMBtu/d) of firm capacity as of November 1, 1996, while retaining 306 MMBtu/d of firm capacity through October 31, 2005. The agreement regarding cost allocation for this capacity is discussed in Note 10.

                          TRANSWESTERN PIPELINE COMPANY

         During 2000 and 2001, the California power market was significantly impacted by the increase in wholesale power prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2001. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Due to the uncertainties surrounding the California power situation, management cannot predict the ultimate outcome, but believes these matters will not have a material adverse impact on Transwestern's financial position or results of operations (see Note 10).

(8)      EMPLOYEE BENEFIT PLANS

         The employees of the Company are covered under Enron's employee benefit plans. During the years ended December 31, 2001 and 2000, Transwestern was charged $4.4 million and $4.3 million, respectively, for all such benefits.

         Enron maintains a retirement plan which is a noncontributory defined benefit plan covering substantially all employees in the United States and certain employees in foreign countries. The benefit accrual is in the form of a cash balance of 5% of annual base pay. The cost of the plan charged by Enron to Transwestern was not significant for 2001 and 2000.

         Transwestern's net periodic post-retirement benefit cost charged by Enron was $.5 million and $.3 million in 2001 and 2000, respectively.

(9)      RATE MATTERS AND REGULATORY ISSUES

         Rate matters and regulatory issues are regulated by the FERC. As a result, these operations are subject to the provisions of SFAS No. 71, "Accounting for the Effects of Certain Types of Regulation," which recognizes the economic effects of regulation and, accordingly, Transwestern has recorded regulatory assets and liabilities related to such operations. Transwestern evaluates the applicability of regulatory accounting and the recoverability of these assets and liabilities through rates or other contractual mechanisms on an ongoing basis.

                          TRANSWESTERN PIPELINE COMPANY

         The principal components of Transwestern's regulatory assets at December 31, 2001 and 2000 are as follows (in thousands):

                                            2001         2000
                                         ----------   ----------
Current regulatory assets
   Deferred contract reformation costs   $    1,290   $    1,668
   Deferred loss on receivables                 867          889
   Annual cost adjustment                       981          872
   Litigation costs                             760          760
   Other                                      2,746        2,364
                                         ----------   ----------
                                         $    6,644   $    6,553
                                         ==========   ==========

Non current regulatory assets
   Accumulated reserve adjustment        $   45,602   $   46,203
   Deferred contract reformation costs        5,244        6,913
   Deferred tax associated with
      AFUDC gross-up                          7,325        7,062
   Deferred loss on receivables               3,322        4,167
   Litigation costs                           2,915        3,674
   Other                                      9,374       11,034
                                         ----------   ----------
                                         $   73,782   $   79,053
                                         ==========   ==========

         At December 31, 2001, substantially all of Transwestern's regulatory assets and liabilities are recoverable in rates.

         The accumulated reserve adjustment included in the table above resulted from the May 2, 1995 settlement agreement (May 2, 1995 Settlement) further described below. The settlement approved Transwestern's proposal to refunctionalize certain facilities from production and gathering to transmission, and from transmission to production and gathering. As directed by the FERC Order issued upon approval of the settlement, Transwestern established a regulatory asset for an accumulated reserve adjustment of $50.1 million which represents the difference between recorded amounts of accumulated depreciation (determined on a vintage basis) and approved amounts of accumulated depreciation based on remaining reserves related to the gathering facilities. The accumulated reserve adjustment is being amortized at a 1.2% annual rate.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern is involved in several rate matters and regulatory issues, the significant items of which are discussed below.

         Since 1988, Transwestern has filed approximately $278.7 million in transition costs (deferred contract reformation costs) with the FERC under FERC Order Nos. 500 and 528 providing for recovery from customers of approximately $215.5 million. Of total transition costs incurred, $6.5 million remains to be collected as of December 31, 2001 over the period ending October 31, 2006.

         Anticipating a turnback by SoCalGas of approximately 457 MMBtu/d of firm capacity on November 1, 1996, Transwestern entered into the May 2, 1995 Settlement with its customers whereby the costs associated with the turnback capacity will be shared by Transwestern and its current firm customers. This cost sharing mechanism ended October 31, 2001. Transwestern is at risk for 100% of its unsubscribed capacity. In addition to this cost sharing mechanism, Transwestern and its current firm customers also agreed to contract settlement rates through 2006, and agreed that Transwestern would not be required to file a new rate case to become effective prior to November 1, 2006. The settlement was approved on July 27, 1995.

         On May 21, 1996, Transwestern entered into a settlement (May 21,1996 Settlement) with its customers amending the May 2, 1995 Settlement and resolving numerous regulatory issues on Transwestern's system. The May 21, 1996 Settlement resolved all issues involving recovery of unrecovered purchased gas costs and all costs included in Transwestern's alternate recovery mechanism (PGAR costs) filed in Docket No. RP94-227-000. In that regard, the settlement provided that:
         (i) Transwestern's collection of PGAR costs through the surcharge mechanism would total $5,368,940, reflecting fifty percent (50%) of the principal and interest as filed in Docket No. RP94-227-000; and (ii) all pending pleadings including all court appeals would be withdrawn. On October 16, 1996 the FERC approved the May 21, 1996 Settlement.

         On July 16, 2001, Transwestern was authorized to abandon and replace certain compressor facilities located at four compressor stations in Arizona (Red Rock Expansion). The four new compressor units will create 150,000 Mcf per day of incremental firm capacity on the western portion of Transwestern's system, which terminates at the Arizona/California border. Transwestern estimated the cost to abandon the existing units to be approximately $.4 million, and the cost to install the new units to be approximately $92.9 million. Transwestern expects to utilize funds from operations to finance this expansion. Pursuant to an open season held by Transwestern late in 2000, a total of 106.7 Mcf per day has currently been subscribed under firm contracts. Because the total incremental capacity has not yet been fully subscribed, Transwestern has elected

                          TRANSWESTERN PIPELINE COMPANY
         to delay the installation of one of the new units until 2003. Construction activities have commenced at the remaining three stations, which will provide incremental capacity of 120,000 Mcf per day. Project completion is expected in the summer of 2002 for these three units.

         Transwestern believes, based on its experience to-date that the ultimate resolution of Transwestern's regulatory matters will not have a material adverse effect on its financial position or results of operations.

(10)     LITIGATION AND OTHER CONTINGENCIES

         Transwestern is party to various claims, litigation and other contingent issues, the significant items of which are discussed below.

         Grynberg v. Enron, et al. (97D-1421 Dist. Colo.). The plaintiff has filed actions against a number of Enron companies, including Transwestern, in the U.S. District Court for the District of Colorado, for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties to mineral interest owners. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

         Quinque Operating Company (Ditto) v. PG&E, et al., Cause No. 99CV30; Dist. Ct. Stevens Co., Kansas. The plaintiff has filed actions against a number of parties, including Transwestern, in a Kansas state district court for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

                          TRANSWESTERN PIPELINE COMPANY

         FERC Docket Nos. RP97-288-009, -010, -011, and 012. For the month of February 2001, Transwestern filed negotiated rate transactions in the above-referenced proceedings with Sempra Energy Trading and Richardson Products Company containing index based rates. On March 2, 2001, the Commission issued an order accepting Transwestern's negotiated rates transactions in the above-referenced proceedings, subject to refund and subject to a further Commission order on the merits. On July 26, 2001, the Commission issued an order setting these proceedings for an expedited hearing. The hearing was held on August 29, 2001, and this matter is currently pending before the Commission. Transwestern estimates that its aggregate exposure for rate refunds in these proceedings is approximately $10 million.

         Transwestern is subject to extensive federal, state and local environmental laws and regulations. These laws and regulations require expenditures in connection with the construction of new facilities, the operation of existing facilities and for remediation at various operating sites. The implementation of the Clean Air Act Amendments is expected to result in increased operating expenses. These increased operating expenses are not expected to have a material impact on Transwestern's financial position or results of operations.

         Transwestern conducts soil and groundwater remediation at a number of its facilities. In 2001 and 2000 these expenses were not material. Transwestern does not expect to incur material expenditures in connection with soil and groundwater remediation.

         Transwestern incurred, and continues to incur, certain costs related to polychlorinated biphenyls (PCBs) that migrated into one of its customer's facilities. These PCBs were originally introduced into the Transwestern system through use of a PCB-based lubricant in the late 1960's and 1970's. Because of the continued detection of PCBs in the customer's facilities downstream of Transwestern's Topock station, Transwestern continues to take measures to contain and remove the PCBs. The cost of these remedial activities were not material in 2001 and not estimated to be material in 2002.

         As discussed in Note 7, in 2000 and 2001 the California power market was significantly impacted by the increase in wholesale prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U. S. Bankruptcy Code. (PG&E has historically been a significant customer of Transwestern.) This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2001. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Management cannot predict the final outcome of this situation or the uncertainties surrounding the California power situation.

                          TRANSWESTERN PIPELINE COMPANY

         However, as a result of the basis on which Transwestern is providing transportation services to PG&E and the significant demand for capacity on Transwestern's pipeline system to the California border, management continues to believe these matters will not have a material adverse impact on Transwestern's financial position or results of operations.

         While it is not possible to predict with certainty the final outcome of the aforementioned litigation and other contingencies, management believes that the ultimate resolution of these matters will not have a material adverse effect on Transwestern's financial position or results of operations.

(11)     RELATED PARTY TRANSACTIONS

         Transwestern recorded sales, transportation and other revenue from affiliates approximating $7.2 million and $7.8 million in 2001 and 2000, respectively.

         During 2001, Transwestern was a party to natural gas commodity price swaps with an affiliate covering a notional volume of 68.0 TBtu with a maximum term of two years. The estimated fair value and carrying value of $32.2 million as of December 14, 2001 was used in computing the liquidated value of the contract. In December 2001, as a result of Enron's bankruptcy (see further discussion below), Transwestern closed out all outstanding financial instruments with its affiliate and issued a demand letter totaling $33.6 million. This amount was fully reserved as of December 31, 2001.

         Until December 2, 2001, Transwestern was included in Enron's cash management program. Based on Transwestern's cash availability or requirements, advances were made either to or from Enron. The net result of all of Transwestern's cash flows, including reimbursements to Enron for income tax liabilities, employee benefit plans and various administrative expenses described below, was reflected as "Note receivable from parent company" (Note Receivable) on the accompanying Balance Sheets. Transwestern received (or paid) interest on its note receivable with Enron, which for 2000 was 6% on the note balance at December 31, 1997 and 9.5% on the note balance accumulated after 1997. Beginning January 1, 2001, the interest rate was calculated on a daily basis at a rate per annum equal to the daily corresponding Fed Funds Rate, less .05%, as published in the Federal Reserve Statistical Release H.15, which ranged from 1.14% to 6.62% for the year ended December 31, 2001. These rates were determined solely by Enron management. Interest income of $20.2 and $21.7 was recorded in 2001 and 2000, respectively. No interest expense was recorded in 2001 or 2000.

                          TRANSWESTERN PIPELINE COMPANY

         On December 2, 2001, Enron and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the Bankruptcy Code. As a result, the $785 million note receivable was reserved due to the uncertainty regarding Enron's ability to repay.

         Transwestern incurred administrative expenses from Enron and affiliated service companies of approximately $10.8 million and $13.0 million in 2001 and 2000, respectively. These costs are based on usage, or where no direct method is reasonable, Transwestern's components of gross property, plant and equipment, gross margin and annualized payroll as a percentage of all Enron companies.

         Non-Cash Transaction with Enron

         In June 2001, Transwestern exercised its option to prepay its $150 million promissory note to Enron due March 31, 2004. The payment of the note was accomplished by netting the $150 million balance against the note receivable from Enron.

2002 vs. 2001

TRANSWESTERN PIPELINE COMPANY -- RESULTS OF OPERATIONS

        The following discussion and analysis of the financial condition and results of operations of Transwestern are based on the Financial Statements of Transwestern, which were prepared in accordance with accounting principles generally accepted in the United States of America, and should be read in conjunction with the Financial Statements included herein. The discussion of the results of operations contained herein was not prepared in connection with the original audit of Transwestern, and has not been reviewed by outside auditors.


YEAR ENDED DECEMBER 31, 2002 COMPARED TO YEAR ENDED DECEMBER 31, 2001

INCOME STATEMENT

        Net income increased by $447.2 million, from a $426.5 million loss in 2001 to $20.7 million of net income in 2002. The loss in 2001 primarily reflects the establishment of reserves of $820.2 million (for a $500.4 million impact on 2001 net income after tax effect) for receivables due from ENE and its Affiliates as a result of ENE's and certain of its Affiliates' bankruptcies in December 2001.

        Transwestern's operating revenues increased $14.0 million from $203.6 million in 2001 to $217.6 million in 2002. Transportation revenues increased $21.2 million, from $165.9 million in 2001 to $187.1 million in 2002, due partly to higher revenues from Transwestern's Red Rock Expansion Project partially offset by a decline in interruptible revenues in 2002 due to lower total demand in California and to a shift of throughput to firm transportation agreements. Demand in California was lower in 2002 compared to 2001 due partially to that state's unusually high natural gas demand in 2001 as a result of low hydroelectric generation and unusually warm temperatures requiring higher electric generation. Additionally, surcharges decreased in 2002 primarily due to the termination of the shared cost surcharge provision of Transwestern's Global Tariff Settlement in 2001. Finally, Transwestern made a hedge accounting adjustment in 2002, increasing transportation revenues by $32.1 million (see below). Gas and Liquids Sold revenues declined $7.2 million, from $37.3 million in 2001 to $30.1 million in 2002 due to lower volumes of retained fuel available for sale as a result of lower deliveries to California and lower gas prices.

        During 2001, Transwestern entered into financial swaps to hedge the value of certain negotiated transportation agreements that had a transportation rate dependent on the difference between the market price of gas at the delivery and receipt points. On December 2, 2001, ENA, the parent of RMTC, Transwestern's hedge counterparty, filed for bankruptcy. Prior to the ENA bankruptcy, the value of the financial swap contracts was $32.1 million. On December 31, 2001, unrealized gains of $32.1 million on the financial swaps were recorded in Other Comprehensive Income ("OCI"), a balance sheet equity account, and $32.1 million of losses were recorded in Operating Expenses due to the default under the swap contracts. During 2002, the underlying transactions that had been hedged with the financial swaps were terminated. The entire $32.1 million in OCI was reclassified to revenues in 2002.

        Operating and Maintenance Expenses decreased $17.2 million, from $80.4 million in 2001 to $63.2 million in 2002. This decrease is primarily due to a bad debt expense recorded in 2001, which included the default under the financial swaps discussed above. This decrease was partially offset by the following items: establishment of reserves in 2002 to cover future costs for soil and groundwater remediation; PCB remediation, pipeline integrity, and insurance cost increases in 2002; and an increase in fuel used in operations primarily as a result of the Red Rock Expansion Project.

        Depreciation and Amortization Expenses were $19.9 million in 2001 compared to $15.4 million in 2002. The primary reason for the decrease is that amortization expense was reduced due to Transwestern's adoption of SFAS 142 "Goodwill and Other Intangible Assets," which discontinues the amortization of goodwill and requires periodic valuation tests of recorded goodwill.

        Other income increased by $765.6 million from a $763.7 million loss in 2001 to $1.9 million in 2002. On December 2, 2001, ENE filed for bankruptcy protection, defaulting on $784.7 million of accounts receivable and promissory notes. The full amount was reserved by Transwestern due to uncertainty over ENE's ability to repay the receivables and the notes. Interest income decreased primarily due to reduced intercompany interest income as a result of ENE's default.

        Interest expense increased $31.6 million from $21.5 million in 2001 to $53.1 million in 2002, due to borrowing costs of the $550.0 million revolving credit facility entered into during November 2001.

        Income taxes decreased by $322.3 million, from an expense of $51.4 million in 2001 to a benefit of $270.9 million in 2002, primarily as a result of the establishment of a reserve in 2001 due to the uncertainty regarding the ability of ENE and RMTC to repay its notes and pay its payables as discussed above.

CASH FLOWS

        Cash Flow increased by $23.8 million, from $8.1 million in 2001 to $31.9 million in 2002.

        Net Cash Provided by Operating Activities increased by $781.2 million, from a use of cash of $673.8 million in 2001 to cash provided of $107.4 million in 2002. These figures were significantly affected by transactions that were not related to Transwestern's operations in both years. During 2001, Transwestern had a total of $820.2 million in short-term notes and receivables defaulted on and reserved against due to ENE's and its Affiliates' bankruptcies. Excluding the establishment of these reserves, Transwestern's 2001 cash provided from operating activities would have been approximately $146.4 million, for a decrease of $39.0 million in 2002 over 2001, with most of the decrease attributable to lost interest income on the defaulted intercompany note with ENE.

        Net Cash Flow Used in Investing Activities increased $3.0 million from $55.6 million in 2001 to $58.6 million in 2002. Capital expenditures to complete the Red Rock Expansion Project were the primary expenditure during these periods.

        Cash Flows from Financing Activities decreased $754.4 million from a source of cash of $737.4 million in 2001 to a use of cash of $17.0 million in 2002. In 2001 Transwestern entered into the $550.0 million revolving credit facility. Of that amount, Transwestern assumed an ENE obligation of $137.5 million and paid fees of $25.1 million, resulting in net proceeds of $387.4 million, which was loaned to ENE. Also in 2001, $365.5 million was reclassified from intercompany receivables in working capital to a note receivable from ENE in financing activities. $15.5 million of existing debt was retired in 2001. Therefore, without considering the above loans to ENE, Transwestern used $82.7 million of cash in financing-related activities in 2001.

        At the end of 2002, Transwestern had $39.9 million of cash compared to $8.1 million at the end of 2001.

TRANSWESTERN PIPELINE COMPANY
Financial Statements
Years ended December 31, 2002 and 2001
with Report of independent Auditors

                          TRANSWESTERN PIPELINE COMPANY

                              Financial Statements

                     Years ended December 31, 2002 and 2001

                                    Contents

Report of Independent Auditors.................................................................     2

Audited Financial Statements

Balance Sheets - Assets........................................................................     4
Balance Sheets - Liabilities and Stockholders' Equity..........................................     5
Statements of Operations.......................................................................     6
Statements of Stockholders' Equity.............................................................     7
Statements of Cash Flows.......................................................................     8
Notes to Financial Statements..................................................................  9-25

(ERNST & YOUNG LETTERHEAD)

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Transwestern Pipeline Company

We have audited the accompanying balance sheets of Transwestern Pipeline Company (Transwestern) as of December 31, 2002 and 2001, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of Transwestern's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Transwestern Pipeline Company at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

As more fully described in Note 1, Transwestern is a wholly-owned subsidiary of Enron Corp. Enron Corp., along with certain other subsidiaries and affiliates, filed for protection under Chapter 11 of the U.S. Bankruptcy Code in December 2001. Transwestern was not a part of these bankruptcy proceedings and has continued its operations in the normal course of business since the bankruptcy filing. Management believes that Transwestern will not be placed in bankruptcy; that no actions on the part of its federal regulators, the bankruptcy court or its creditors will cause Transwestern to significantly alter its operations or prevent it from operating as it does now for the "public convenience and necessity;" or, that will have significant effect on its financial position, results of operations or cash flows, or that will prevent it from meeting all of its obligations as they become due. In addition, as more fully described in Note 3, in November 2002, Transwestern amended its $550 million 364-day revolving credit facility to extend the term of this facility to November 2003. Although Transwestern is not in violation of any debt covenants, has generated sufficient cash flows from operations to service the debt, and management believes Transwestern has sufficient collateral and borrowing capacity to renew or refinance

                  (A Member Practice of Ernst & Young Global) this debt on a timely basis, management has not yet sought or received a commitment from any lender. Because of the uncertainties surrounding the Enron Corp. bankruptcy proceedings and what effect, if any, they might ultimately have on Transwestern, and because Transwestern does not yet have a firm commitment from a lender to ensure that it is able to refinance the debt when it becomes due during 2003, there exists substantial doubt about whether Transwestern can obtain such financing and, thus, whether it will continue as a going concern. The accompanying financial statements have been prepared assuming that Transwestern will continue as a going concern and, therefore, do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets.

As discussed in Note 1 to the financial statements, in 2002 Transwestern changed its method for accounting for goodwill; and, as discussed in Note 4 to the financial statements, in 2001 Transwestern changed its method for accounting for derivative instruments.

                                                              ERNST & YOUNG LLP

April 29, 2003

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                DECEMBER 31,          DECEMBER 31,
                                                                                    2002                  2001
                                                                                ------------          ------------
ASSETS

CURRENT ASSETS
  Cash                                                                          $     39,926          $      8,061
  Accounts receivable-
   Customers                                                                          18,298                15,991
   Associated companies                                                               34,174               819,847
   Allowance for doubtful accounts                                                   (34,261)             (819,847)
  Transportation and exchange gas receivable                                           2,727                 6,501
  Regulatory assets                                                                    6,726                 6,644
  Other                                                                               11,138                28,470
                                                                                ------------          ------------

   Total Current Assets                                                               78,728                65,667
                                                                                ------------          ------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                                             1,025,271               966,370
  Less - Accumulated depreciation and
   amortization                                                                      356,554               341,530
                                                                                ------------          ------------

    Property, Plant and Equipment, net                                               668,717               624,840
                                                                                ------------          ------------
OTHER ASSETS
  Goodwill                                                                           191,215               191,215
  Receivable from parent                                                              71,410                     -
  Deferred income taxes                                                               60,883               184,019
  Regulatory assets                                                                   67,956                73,782
  Other                                                                                3,912                 5,615
                                                                                ------------          ------------

   Total Other Assets                                                                395,376               454,631
                                                                                ------------          ------------

TOTAL ASSETS                                                                    $  1,142,821          $  1,145,138
                                                                                ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                                 BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                DECEMBER 31,          DECEMBER 31,
                                                                                    2002                  2001
                                                                                ------------          ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable -
   Trade and other                                                              $      3,993          $      1,932
   Associated companies                                                               11,104                11,001
  Transportation and exchange gas payable                                              8,167                 5,579
  Notes payable                                                                      545,000               550,000
  Deferred income taxes                                                                2,318                 2,121
  Accrued taxes                                                                        6,120                 6,282
  Accrued interest                                                                     1,313                 2,952
  Deferred revenue                                                                     3,409                 1,825
  Reserve for regulatory and other contingencies                                      20,789                12,489
  Other                                                                                1,441                   165
                                                                                ------------          ------------

   Total Current Liabilities                                                         603,654               594,346
                                                                                ------------          ------------
DEFERRED CREDITS AND OTHER LIABILITIES
  Other                                                                                2,093                 2,376
                                                                                ------------          ------------

   Total Deferred Credits and Other Liabilities                                        2,093                 2,376
                                                                                ------------          ------------

STOCKHOLDERS' EQUITY
  Common stock (1,000 shares authorized and outstanding)                                   1                     1
  Additional paid-in capital                                                         409,191               409,191
  Accumulated other comprehensive income                                                   -                32,088
  Retained earnings                                                                  127,882               107,136
                                                                                ------------          ------------

   Total Stockholders' Equity                                                        537,074               548,416
                                                                                ------------          ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                      $  1,142,821          $  1,145,138
                                                                                ============          ============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                       YEAR ENDED DECEMBER 31,
                                                       -----------------------
                                                          2002         2001
                                                       ----------   ----------
REVENUES
  Transportation                                       $  187,145   $  165,878
  Gas and liquids sold                                     30,123       37,334
  Other gas revenues                                          310          416
                                                       ----------   ----------

   Total Revenues                                         217,578      203,628
                                                       ----------   ----------

COST AND EXPENSES
  Operating & maintenance expenses                         63,206       80,389
  Amortization of regulatory assets                         4,633        4,632
  Depreciation and amortization                            15,417       19,889
  Taxes, other than income taxes                           10,998       10,924
                                                       ----------   ----------

   Total Cost and Expenses                                 94,254      115,834
                                                       ----------   ----------

OPERATING INCOME                                          123,324       87,794

OTHER INCOME
  Interest income                                             350       20,175
  Other, net                                                1,555     (783,867)
                                                       ----------   ----------

INCOME (LOSS) BEFORE INTEREST AND INCOME TAXES            125,229     (675,898)

  Interest expense and related charges, net                53,130       21,479
  Income taxes                                             51,353     (270,878)
                                                       ----------   ----------

NET INCOME (LOSS)                                      $   20,746   $ (426,499)
                                                       ==========   ==========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                                  -----------------------
                                                                     2002         2001
                                                                  ----------   ----------
Common Stock
   Balance, beginning and end of year                             $        1   $        1

Additional Paid-in Capital
   Balance, beginning and end of year                                409,191      409,191

Accumulated Other Comprehensive Income (Loss):
   Balance, beginning of year                                         32,088            -
   Cumulative effect of accounting changes                                 -      (21,216)
   Deferred net gains on derivative instruments associated
    with hedges of future cash flows                                       -       48,633
   Recognition in earnings of previously deferred (gains)
    and losses related to derivative instruments used as
    cash flow hedges                                                 (32,088)       4,671
                                                                  ----------   ----------
   Balance, end of year                                                    -       32,088

Retained Earnings
   Balance, beginning of year                                        107,136      533,635
   Net income (loss)                                                  20,746     (426,499)
                                                                  ----------   ----------
   Balance, end of year                                              127,882      107,136
                                                                  ----------   ----------

Total Stockholders' Equity                                        $  537,074   $  548,416
                                                                  ==========   ==========

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                    (DRAFT)

                                                                      YEAR ENDED DECEMBER 31,
                                                                      -----------------------
                                                                         2002         2001
                                                                      ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES
RECONCILIATION OF NET INCOME (LOSS) TO NET CASH PROVIDED (USED) BY
 OPERATING ACTIVITIES
  Net income (loss)                                                   $   20,746   $ (426,499)
  Depreciation and amortization                                           15,417       19,889
  Deferred regulatory assets                                               5,826        5,271
  Regulatory, litigation and other non-cash adjustments, net                   -      819,847
   Other current assets / liabilities, non-cash adjustments               27,523            -
  (Gain) or loss on sale of property                                           -          (88)
  Deferred income taxes                                                  123,333     (319,776)
  Note receivable from parent company                                    (71,410)           -
  Net assets from price risk management activities                       (32,088)      32,089
  Changes in components of working capital
   Receivables                                                             1,554     (820,186)
   Payables                                                                4,752       (1,773)
   Deferred revenue                                                        1,584        1,825
   Regulatory and other contingency adjustments                            9,576       19,624
   Other current assets / liabilities                                          8          347
  Other, net                                                                 571       (4,384)
                                                                      ----------   ----------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                         107,392     (673,814)
                                                                      ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sale of property                                               -           18
  Additions to property, plant and equipment                             (58,440)     (55,468)
  Other capital expenditures                                                 (87)        (117)
                                                                      ----------   ----------

NET CASH USED IN INVESTING ACTIVITIES                                    (58,527)     (55,567)
                                                                      ----------   ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Note receivable from parent company                                          -      365,521
  Issuance of short-term debt                                                  -      550,000
  Repayment of short-term debt                                            (5,000)           -
  Repayment of short-term debt assumed                                         -     (137,500)
  Debt issuance costs on short term debt                                 (12,000)     (25,133)
  Repayment of long-term debt                                                  -      (15,450)
                                                                      ----------   ----------

NET CASH (USED) PROVIDED BY FINANCING ACTIVITIES                         (17,000)     737,438
                                                                      ----------   ----------

INCREASE IN CASH                                                          31,865        8,057

CASH, BEGINNING OF YEAR                                                    8,061            4
                                                                      ----------   ----------

CASH, END OF YEAR                                                     $   39,926   $    8,061
                                                                      ==========   ==========
ADDITIONAL CASH FLOW INFORMATION

                                                                         2002         2001
                                                                      ----------   ----------
INTEREST AND INCOME TAX PAYMENTS WERE AS FOLLOWS:
  Interest (net of amounts capitalized)                               $   27,089   $   10,353
  Income taxes                                                                67       48,107

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                          TRANSWESTERN PIPELINE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 2002 and 2001

1)       NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Transwestern Pipeline Company (Transwestern) is a subsidiary of Transwestern Holding Company, Inc. (TW Holdings) a wholly-owned subsidiary of Enron Transportation Services Company (ETS), formerly Enron Pipeline Company, which is a majority-owned subsidiary of Enron Corp. (Enron). Transwestern owns and operates an interstate natural gas pipeline system stretching from Texas, Oklahoma and the San Juan Basin to the California border. Transwestern is a major natural gas transporter to the California border and Mid-Continent markets, and markets off the east end of its system to Texas intrastate and midwest markets.

         On December 2, 2001, Enron filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code, and since thai date has been engaged in restructuring its business and financial operations and in preparing a plan of reorganization. It is not known when, or if, such plan will receive approval of the Bankruptcy Court or what effect the plan might have on Transwestern. Enron has also solicited bids for the sale of its 100% interest in Transwestern, although the board of directors of Enron and the committee of unsecured creditors in Enron's Chapter 11 proceeding have determined not to accept any of the bids at this time (see Note 11). As part of Transwestern's November 2001 debt offering (see Note 3), TW Holdings was created as an entity to hold the stock of Transwestern, separate from Enron. Some of the common stock of TW Holdings is held in a voting trust that was created to protect the lenders by preventing Enron from forcing Transwestern to file for bankruptcy protection.

         In October 2002, Transwestern filed a Standard Proof of Claim with the United States Bankruptcy Court in the Southern District of New York against Enron and other associated bankrupt companies for $785.5 million.

         On November 8, 2002, Transwestern amended its $550 million 364-day, secured, revolving credit facility (the "Credit Agreement") to extend the term of this facility and to convert the revolving credit facility to an amortizing term facility with two financial institutions (the "Banks"), as further described in Note 3. Transwestern's management plans to extend or refinance the Credit Agreement at or before its scheduled maturity in November 2003. This plan is supported by Transwestern's ability to service its debt with cash flows from current operations.

         If the Credit Agreement is not extended or refinanced, the Banks have the right to assume ownership of Transwestern by foreclosing on the common stock that was pledged to them to secure the repayment of the Credit Agreement. Although substantially all of the pipeline assets are pledged for the repayment of the Credit Agreement, the Banks would not be able to foreclose on the physical facilities in order to liquidate the assets without first obtaining authority to do so from the Federal Energy Regulatory Commission (FERC). The FERC is highly unlikely to deem a wholesale liquidation of Transwestern's pipeline system to be in the "public convenience and necessity." Transwestern's outside counsel has advised that there is no precedent for the U.S. Bankruptcy Court to circumvent the FERC's authority over disposition of jurisdictional facilities by interstate natural gas pipelines.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Other potential impacts of the Enron bankruptcy proceedings have also been considered by management, The Banks are also providing Enron's debtor-in-possession financing and had initially determined to use a portion of such financing to repay the Credit Agreement and include Transwestern in the bankruptcy process, thereby improving their secured lender status. That proposal was rejected by the committee of Enron's unsecured creditors because Transwestern had more value to the creditors as a viable, non-bankrupt business. The terms of the Credit Agreement provide that Transwestern's cash accounts and transactions are totally segregated from those of Enron and its debtor subsidiaries. In addition, all dividends, distributions and loans to Enron and its affiliates are strictly prohibited. This provides the Banks and potential lenders with further assurance that Transwestern's cash flows will be available for debt service. During the term of the Credit Agreement Transwestern is prohibited from loaning funds or making distributions to Enron, as well as being required to do business separately from Enron in a manner that will not cause confusion as to the separate and distinct identity and legal existence of Transwestern. Transwestern, under the terms of the Credit Agreement, is not allowed to refer to itself as a department or division of Enron as well.

         Regulatory Accounting

         Transwestern is subject to the jurisdiction of the FERC. Transwestern's accounting policies generally conform to Statement of Financial Accounting Standards (SFAS) No. 71, "Accounting for the Effects of Certain Types of Regulation." Accordingly, certain assets and liabilities that result from the regulated ratemaking process are recorded that would not be recorded under accounting principles generally accepted in the United States for nonregulated entities.

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash and Cash Equivalents

         Transwestern considers as cash equivalents all highly liquid short-term investments with maturities of three months or less at the time of purchase. These investments are accounted for at cost, which approximates estimated fair value.

         Revenue Recognition

         Gas transportation and sales revenue are recognized when the services are provided.

         Property, Plant and Equipment

         The provision for depreciation and amortization is computed using the straight-line method based on estimated economic or FERC mandated lives. Composite depreciation rates, ranging from 1.2% to 10.0%, are applied to functional groups of property having similar economic characteristics.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Transwestern charges the cost of repairs to operating and maintenance expense. Costs of replacements and renewals of units of property are capitalized. The original cost of property retired is charged to accumulated depreciation and amortization, net of salvage and removal costs. No retirement gain or loss is included in the results of operations except in the case of sales or exceptional retirements of operating units.

         The accrual of allowance for funds used during construction (AFUDC) is a utility accounting practice calculated under guidelines prescribed by the FERC and capitalized as part of the cost of utility plant. It represents the cost of servicing the capital invested in construction work-in-progress. Such AFUDC has been segregated into two component parts - borrowed and equity funds. The allowance for borrowed and equity funds used during construction totaled $2.0 million and $.6 million for 2002 and 2001, respectively, and is included in "Other Income" and "Interest expense and related charges, net", respectively, in the Statements of Operations.

         Goodwill

         Transwestern adopted SFAS No. 142, "Goodwill and Other Intangible Assets," effective January 1, 2002. Transwestern considers the amount categorized by the FERC as an "acquisition adjustment" to be goodwill as defined in SFAS No. 142 and ceased amortization of such amount upon the adoption of SFAS No. 142. As a result of the adoption of SFAS No. 142, Transwestern has reclassified $294.2 million from property, plant and equipment and $103.0 million from deferred income taxes to goodwill. Transwestern performed a transition impairment test upon adoption and recognized no adjustment to the intangible asset. Transwestern has no other intangible assets subject to amortization as provided in SFAS No. 142. In the prior year, Transwestern recognized $6.0 million in amortization expense related to this asset.

         System Gas

         Transwestern accounts for system balancing gas using the fixed asset accounting model established under FERC Order No. 581. Under this approach, system gas volumes are classified as fixed assets and valued at historical cost. Encroachments upon system gas are valued at current market.

         Income Taxes

         Transwestern is included in the consolidated federal and state income tax returns filed by Enron. Pursuant to a tax allocation arrangement, Enron will pay to each subsidiary an amount equal to the tax benefits realized in Enron's consolidated federal income tax return resulting from the utilization of the subsidiary's net operating losses and / or tax credits, or each subsidiary will pay to Enron an amount equal to the federal income tax computed on its separate company taxable income less the tax benefits associated with net operating losses and/or tax credits generated by the subsidiary which are utilized in Enron's consolidated federal income tax return (see Note 2). To the extent a state requires or permits a consolidated, combined or unitary tax return to be filed and such return includes any of Enron's subsidiaries, the principles expressed with respect to the consolidated federal income tax allocation apply for settlement of state taxes.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Transwestern accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes," which provides for an asset and liability approach to accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases (see Note 2).

         Computer Software

         Transwestern's accounting policy for the costs of computer software (all of which is for internal use only) is to capitalize direct costs of materials and services consumed in developing or obtaining software, including payroll and payroll-related costs for employees who are directly associated with and who devote time to the software project. Costs may begin to be capitalized once the application development stage has begun. All other costs are expensed as incurred. Transwestern amortizes the costs at a rate of 10% per year. Impairment is evaluated based on changes in the expected usefulness of the software. Transwestern has capitalized software costs, net of amortization, of $4.9 million and $5.5 million at December 31, 2002 and 2001, respectively.

         Materials and Supplies

         Materials and supplies are valued at actual cost. Materials transferred from the warehouse are priced at average cost. Transwestern took a charge of $2.8 million for obsolete compression inventory at December 31, 2002.

         Environmental Expenditures

         Expenditures that relate to an existing condition caused by past operations, and do not contribute to current or future revenue generation, are expensed. Environmental expenditures relating to current or future revenues are expensed or capitalized as appropriate based on the nature of the costs incurred. Liabilities are recorded when environmental assessments and/or clean ups are probable and the costs can be reasonably estimated.

         Recently Issued Accounting Pronouncements

         In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143, which must be applied to fiscal years beginning after June 15, 2002, addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. Management does not expect that Transwestern's adoption of SFAS No. 143 will have any material impact on its financial condition or results of operations.

                          TRANSWESTERN PIPELINE COMPANY

(1) NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement will require recognition of costs associated with exit or disposal activities when they are incurred, rather than when a commitment is made to an exit or disposal plan. Examples of costs covered by this guidance include lease termination costs, employee severance costs associated with a restructuring, discontinued operations, plant closings or other exit or disposal activities. This statement is effective for fiscal years beginning after December 31, 2002, and will impact any exit or disposal activities initiated after January 1, 2003.

         Reclassifications

         Certain reclassifications have been made to the prior year's financial statements to conform to the current year presentation.

(2)      INCOME TAXES

         The principal components of Transwestern's net deferred income taxes at December 31, 2002 and 2001, respectively, are as follows (in thousands):

                                                       December 31,
                                                 -------------------------
                                                   2002            2001
                                                 ---------       ---------
Deferred income tax assets
   Regulatory and other reserves                 $   9,336       $   8,519
   Bad debt reserve                                 74,389         318,575
   Net operating loss carryforward                 169,429               -
   Valuation allowance - net operating loss        (23,296)              -
                                                 ---------       ---------

                                                   229,858         327,094
                                                 ---------       ---------

Deferred income tax liabilities
   Depreciation and amortization                  (146,126)       (130,089)
   Other                                           (25,167)        (15,107)
                                                 ---------       ---------

                                                  (171,293)       (145,196)
                                                 ---------       ---------

Net deferred income tax assets                   $  58,565       $ 181,898
                                                 =========       =========

         The net operating loss carryforward will expire December 31, 2022.

                          TRANSWESTERN PIPELINE COMPANY

         Total income tax expense (benefit) is summarized as follows (in thousands):

                                                   2002             2001
                                                 ---------       ---------
Payable currently
   Federal                                       $ (53,725)      $  41,392
   State                                           (18,255)          7,506
                                                 ---------       ---------

                                                   (71,980)         48,898
                                                 ---------       ---------

Payment deferred
   Federal                                          92,171        (271,011)
   State                                            31,162         (48,765)
                                                 ---------       ---------

                                                   123,333        (319,776)
                                                 ---------       ---------

Total income tax expense/(benefit)               $  51,353       $(270,878)
                                                 =========       =========

         The differences between taxes computed at the U.S. Federal statutory rate and Transwestern's effective rate are as follows (in thousands):

                                                    2002            2001
                                                 ---------       ---------
Statutory federal income tax                     $  25,235       $(244,082)
Net state income tax                                 2,800         (26,818)
Valuation allowance - net operating loss            23,296               -
Other                                                   22              22
                                                 ---------       ---------

Total income tax expense/(benefit)               $  51,353       $(270,878)
                                                 =========       =========

(3)      SHORT-TERM DEBT

         On November 8, 2002, Transwestern entered into an amendment of its November 19, 2001 $550.0 million revolving credit facility agreement. The Credit Agreement is secured by all of the common stock of Transwestern and, subject to certain exceptions, all other assets of Transwestern. $412.5 million of the proceeds of the Credit Agreement were loaned to Enron. In addition, Transwestern assumed an Enron obligation to Citibank of $137.5 million, which was recorded as an additional advance to Enron. This November 8, 2002 amendment and waiver (the "Second Amendment"), described in more detail below, converted the Credit Agreement from a revolving credit agreement to a term loan, extended the maturity date to November 6, 2003, and reduced aggregate commitments under the facility to $545.0 million. The interest rate in effect under the Credit Agreement at December 31, 2002 was 5.42%. The estimated fair value of Transwestern's short-term debt at December 31, 2002 was $545.0 million.

                          TRANSWESTERN PIPELINE COMPANY

         As a condition precedent to the Credit Agreement, Enron completed a corporate restructuring of Transwestern designed to further separate Transwestern from Enron and its other affiliates, which has allowed Transwestern to obtain an Issuer's Credit Rating from Standard & Poor's based on its own creditworthiness. This restructuring involved formation of a new stock holding company, TW Holdings, and a voting trust, TPC Voting Trust (the "Trust"), with Wilmington Trust Co. ("Wilmington") as the voting trustee. ETS contributed all of the stock of Transwestern to TW Holdings, in exchange for all of the stock of TW Holdings. TW Holdings then contributed 20% of the stock of Transwestern to the Trust in exchange for all of the beneficial interests of the Trust. Both the shares of Transwestern and the beneficial interests of the Trust were pledged to the lenders. Transwestern's Articles of Incorporation were amended to require the unanimous approval of its Board of Directors and stockholders to: a) merge or consolidate with any entity; b) sell, lease or transfer all, or substantially all, of its assets to any entity; c) acquire all, or substantially all, of the assets or capital stock or other ownership interest of any other entity; d) institute, or consent to, bankruptcy, insolvency or similar proceedings or actions; e) make any assignment for the benefit of others; f) issue any additional shares of common stock or any security convertible into share of common stock; or, g) make any change to its Articles of Incorporation. The Trust's Voting Trust Agreement names Wilmington as the Voting Trustee, and empowers Wilmington to exercise all voting rights and powers granted under the shares of Transwestern contributed to the Trust. Wilmington is directed to disapprove or otherwise reject any of the following actions, each of which require a unanimous vote of approval of stockholders as described above: a) any amendment or modification to Transwestern's articles of incorporation;
         b) merger or consolidation with any other corporation or entity, or sale, lease or other transfer of substantially all of Transwestern's assets to another corporation or entity; c) any action by Transwestern to dissolve, liquidate, seek a proceeding of bankruptcy or insolvency, or admit in writing its inability to pay debts when due; or d) the authorization of additional common shares, or securities convertible into common shares, or any other action that would result in the Trust holding less than 20% of the voting power of Transwestern. In addition, Transwestern has ended its intercompany borrowing and cash management program, and is restricted from making dividends or advancing any funds to Enron or its affiliates.

         Subsequent to Enron's bankruptcy filing on December 2, 2001, Transwestern established reserves on 100% of all intercompany balances due to it from Enron, thus significantly reducing its tangible net worth. At December 31, 2001, Transwestern was in default of certain debt covenants contained in the Credit Agreement as a result of such developments. The most significant of those covenants required Transwestern to maintain a tangible net worth of no less than $750.0 million. Transwestern obtained a waiver from the lenders for this event of default. The First Amendment and Waiver to the Credit Agreement, dated April 30, 2002, amended the amount of the tangible net worth test to $400 million and waived the event of default, which occurred as a result of the bankruptcy of Enron and revised certain other terms of the Credit Agreement.

                          TRANSWESTERN PIPELINE COMPANY

         The Second Amendment and Waiver to the Credit Agreement, dated November 8, 2002, converted the Credit Agreement to a term loan, extended the maturity date to November 6, 2003, reduced the maximum aggregate advances under the facility to $545.0 million, increased the margins payable for base rate and LIBOR advances, automatically reduced the aggregate commitments when voluntary early payments are made on the loan facility, and incorporated new provisions for required amortization of the facility. These provisions require a ratable reduction of outstanding commitments based on: i) minimum quarterly commitment reductions of $10.0 million, ii) quarterly commitment reductions of 50% of excess cash flow, as defined in the amendment, and
         iii) mandatory commitment reductions for any asset sale, equity issuance, extraordinary receipts or capital markets debt refinancing. The Second Amendment also waived various defaults due to delinquencies for providing financial information and officer's certificates under the Credit Agreement. As of December 31, 2002, the credit facility was fully funded.

         On December 31, 2002, Transwestern was in default under the Second Amendment for failure to disclose a guaranty provided by Transwestern to one of Enron's affiliates conducting business in Argentina. A waiver of this event of default was obtained on March 3, 2003 (see Note 9 and Note 11).

         Standard & Poor's issued a BB Issuer's Credit Rating to Transwestern on October 4, 2002, based upon Transwestern's own creditworthiness, and Standard & Poor's judgment of the reliability and enforceability of the corporate restructuring described above. Management believes this will allow Transwestern to refinance amounts due under the Credit Agreement when such amounts become due in November 2003, or to obtain new financing that will enable Transwestern to repay the debt on a timely basis. Management believes that Transwestern has sufficient collateral and borrowing capacity to allow it to successfully complete such a transaction, to remain current on its debt obligation and to continue as a going concern.

(4)      DERIVATIVE INSTRUMENTS

         The FASB issued, and subsequently amended, SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", which was adopted by the Company on January 1, 2001. Provisions in SFAS No. 133, as amended, affect the accounting and disclosure of certain contractual arrangements and operations of the Company. Under SFAS No. 133, as amended, all derivative instruments are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify and are designated as hedges of future cash flows, fair values, net investments or qualify and are designated as normal purchases and sales. For derivatives treated as hedges of future cash flows, the effective portion of changes in fair value is recorded in other comprehensive income until the related hedged items impact earnings. Any ineffective portion of a hedge is reported in earnings immediately. Derivatives treated as normal purchases or sales are recorded and recognized in income using accrual accounting. The market prices used to value these transactions reflected management's best estimate considering various factors including closing exchange and over-the-counter quotations, time value and volatility factors underlying the commitments.

         On January 1, 2001, Transwestern recorded the impact of the adoption of SFAS No. 133, as amended, as a cumulative effect adjustment of $21.2 million loss in "Accumulated Other Comprehensive Income (Loss)" (OCI), a component of stockholders' equity.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern enters into derivative instruments, such as forwards, swaps and other contracts, in order to hedge certain non-trading risks, including interest rate risk and commodity price risk. Transwestern primarily uses cash flow hedges, for which the objective is to provide protection against variability in cash flows due to commodity price risk and interest rate risk. Transwestern accounts for such hedging activity by initially deferring the gain or loss related to the fair value changes in derivative instruments in OCI. The deferred change in fair value is then reclassified into income concurrently with the recognition in income of the cash flow item hedged.

         During 2001, Transwestern entered into financial swap contracts with an Enron affiliate to hedge the value of certain negotiated transportation agreements which had a transportation rate dependent on the difference between the market price of gas at the delivery and receipt points. On December 31, 2001, the value of the financial swap contracts was $32.1 million. The unrealized gains recorded in OCI continued to amortize over the life of the hedged items. During 2002, $32.1 million was reclassified to revenues in connection with forecasted transactions that were no longer considered probable of occurring due to a regulatory proceeding that led to the termination of the negotiated transportation agreements.

(5)      COMPREHENSIVE INCOME (LOSS)

         Comprehensive income (loss) includes the following components (in thousands):

                                                                 December 31,
                                                           -------------------------
                                                              2002            2001
                                                           ---------       ---------
Net income                                                 $  20,746       $(426,499)
Other comprehensive income:
  Derivative instruments:
    Cumulative effect of accounting change                         -         (21,216)
    Net effective income on derivative instruments                 -          48,633
    Reclassification in earnings of previously deferred
      (gains) and losses on derivative instruments           (32,088)          4,671
                                                           ---------       ---------
Total comprehensive (loss)                                 $ (11,342)      $(394,411)
                                                           =========       =========

         Transwestern did not record a deferred income tax provision for the OCI components above.

(6)      ACCOUNTS RECEIVABLE AND RELATED ACTIVITY

         Transwestern has a concentration of customers in the electric and gas utility industries. This concentration of customers may impact Transwestern's overall exposure to credit risk, either positively or negatively, in that the customers may be similarly affected by changes in economic or other conditions. However, management believes that the portfolio of receivables, which are primarily obligations of local gas distribution companies (LDC's), is a low risk due to regulatory mandates regarding LDC's obligations to deliver gas to their customers, minimizing potential credit risk.

                          TRANSWESTERN PIPELINE COMPANY

         The following customers accounted for a significant portion of Transwestern's transportation revenues for the year ended December 31, 2002: Southern California Gas Company, 22%; Pacific Gas and Electric Company, 7%, and BP Energy Co, 7%. SoCalGas exercised its contractual right to release a total of 457 million British thermal units per day (MMBtu/d) of firm capacity on November 1, 1996, while retaining 306 MMBtu/d of firm capacity through October 31, 2005. The agreement regarding cost allocation for this capacity is discussed in Note 8.

         During 2001, the California power market was significantly impacted by the increase in wholesale power prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2002. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Due to the uncertainties surrounding the California power situation, management cannot predict the ultimate outcome, but believes these matters will not have a material adverse impact on Transwestern's financial position or results of operations (see Note 9).

(7)      EMPLOYEE BENEFIT PLANS

         The employees of the Company participate in large part in the Enron benefit plans. During the years ended December 31, 2002 and 2001, Transwestern was charged $5.8 million and $4.4 million, respectively, for all such benefits.

         Enron maintains a pension plan which is a noncontributory defined benefit plan covering certain Enron employees in the United States and certain employees in foreign countries. The basic benefit accrual is in the form of a cash balance of 5% of eligible annual base pay. The cost of the plan charged by Enron to Transwestern was $.4 million in 2002 and not significant in 2001.

         Enron has initiated steps to terminate the Enron Corp. Cash Balance Plan. Effective January 1, 2003, Enron suspended future 5% compensation accruals under the Cash Balance Plan. Each employee's accrued benefit will continue to be credited with interest based on ten-year Treasury Bond yields. The Cash Balance Plan is currently underfunded. If such Plan were to terminate while underfunded, claims with respect to the underfunded benefit liability could be asserted, jointly and severally, against each member of the Enron controlled "group of corporations" within the meaning of Section 414 of the Tax Code, and certain other Enron affiliates. Further, Enron management has informed Transwestern management that the Pension Benefit Guaranty Corporation (PBGC) has filed claims in the Enron bankruptcy cases. The claims are duplicative in nature, representing unliquidated claims for PBGC insurance premiums (the "Premium Claims") and unliquidated claims for due but unpaid minimum funding contributions (the "Contribution Claims") under the Internal Revenue Code of 1986, as amended (the "Tax Code"), 29 U.S.C. Sections 412(a) and 1082 and claims for unfunded benefit liabilities (the "UBL Claims"). Enron and the relevant sponsors of the defined benefit plans are current on their PBGC premiums and their contributions to the pension plans; therefore, Enron has valued the premium claims and the Contribution Claims at $-0-. The total amount of the UBL Claims is $305.5 million (including $271.0 million for the Enron Plan). In addition, Enron management has informed Transwestern management that the PBGC has informally alleged in pleadings filed with the bankruptcy court that the UBL Claim related to the Enron Plan could increase by as much as 100%. PBGC has provided no support (statutory or otherwise) for this assertion and Enron management disputes the validity of any such claim.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern's net periodic post-employment benefit cost charged by Enron was $.5 million in both 2002 and 2001.

         A retiree of Transwestern was covered under a deferred compensation plan managed and funded by an Enron subsidiary, now in bankruptcy. The present value of the total distribution remaining is $.7MM as of December 31, 2002.

(8)      RATE MATTERS AND REGULATORY ISSUES

         Rate matters and regulatory issues are regulated by the FERC. As a result, these operations are subject to the provisions of SFAS No. 71, "Accounting for the Effects of Certain Types of Regulation," which recognizes the economic effects of regulation and, accordingly, Transwestern has recorded regulatory assets and liabilities related to such operations. Transwestern evaluates the applicability of regulatory accounting and the recoverability of these assets and liabilities through rates or other contractual mechanisms on an ongoing basis.

         The principal components of Transwestern's regulatory assets at December 31, 2002 and 2001 are as follows (in thousands):

                                                        2002              2001
                                                     ---------         ---------
Current regulatory assets
  Deferred contract reformation costs                $   1,290         $   1,290
  Deferred loss on receivables                             867               867
  Annual cost adjustment                                 1,065               981
  Litigation costs                                         760               760
  Other                                                  2,744             2,746
                                                     ---------         ---------
                                                     $   6,726         $   6,644
                                                     =========         =========

Non current regulatory assets
  Accumulated reserve adjustment                     $  45,002         $  45,602
  Deferred contract reformation costs                    3,576             5,244
  Deferred tax associated with
     AFUDC gross-up                                      7,056             7,325
  Deferred loss on receivables                           2,456             3,322
  Litigation costs                                       2,153             2,915
  Other                                                  7,713             9,374
                                                     ---------         ---------
                                                     $  67,956         $  73,782
                                                     =========         =========

         At December 31, 2002, substantially all of Transwestern's regulatory assets and liabilities are recoverable in rates.

                          TRANSWESTERN PIPELINE COMPANY

(8)      RATE MATTERS AND REGULATORY ISSUES (CONTINUED)

         The accumulated reserve adjustment included in the table above resulted from a settlement agreement dated May 2, 1995 (May 2, 1995 Settlement) further described below. The settlement approved Transwestern's proposal to refunctionalize certain facilities from production and gathering to transmission, and from transmission to production and gathering. As directed by the FERC Order (Docket No. RP95-271-000) issued upon approval of the settlement, Transwestern established a regulatory asset for an accumulated reserve adjustment of $50.1 million, which represents the difference between recorded amounts of accumulated depreciation (determined on a vintage basis) and approved amounts of accumulated depreciation based on remaining reserves related to the gathering facilities. The accumulated reserve adjustment is being amortized at a 1.2 % annual rate. Concurrent with the amortization, Transwestern records an entry to reduce depreciation expense and reduce accumulated amortization. This is based on management's interpretation of the settlement, which requires the amount to be amortized but does not permit recovery through rates. Management believes that these entries are appropriate based on the intent of the settlement.

         Transwestern is involved in several rate matters and regulatory issues, the significant items of which are discussed below.

         Since 1988, Transwestern has filed approximately $278.7 million in transition costs (deferred contract reformation costs) with the FERC under FERC Order Nos. 500 and 528, providing for recovery from customers of approximately $215.5 million. Of total transition costs incurred, $4.9 million remains to be collected as of December 31, 2002 over the period ending October 31, 2006.

         Anticipating a turnback by SoCalGas of approximately 457 MMBtu/d of firm capacity on November 1, 1996, Transwestern entered into the May 2, 1995 Settlement with its customers whereby the costs associated with the turnback capacity will be shared by Transwestern and its current firm customers. This cost sharing mechanism ended October 31, 2001. On December 31, 2002, unsubscribed capacity relating to the SoCalGas turnback was 88 MMBtu/d. in addition to this cost sharing mechanism, Transwestern and its current firm customers also agreed to contract settlement rates through 2006, and agreed that Transwestern would not be required to file a new rate case to become effective prior to November 1, 2006. The settlement was approved on July 27, 1995.

         On May 21, 1996, Transwestern entered into a settlement (May 21,1996 Settlement) with its customers amending the May 2, 1995 Settlement and resolving numerous regulatory issues on Transwestern's system. The May 21, 1996 Settlement resolved all issues involving recovery of unrecovered purchased gas costs and all costs included in Transwestern's alternate recovery mechanism (PGAR costs) filed in Docket No. RP94-227-000. In that regard, the settlement provided that:
         (i) Transwestern's collection of PGAR costs through the surcharge mechanism would total $5,368,940, reflecting fifty percent (50%) of the principal and interest as filed in Docket No. RP94-227-000, and (ii) all pending pleadings including all court appeals would be withdrawn. On October 16,1996 the FERC approved the May 21, 1996 Settlement.

         In July 2002, the FERC issued a Notice of Inquiry (NOI) that seeks comments regarding its 1996 policy of permitting pipelines to enter into negotiated rate transactions. The FERC is now reviewing whether negotiated rates should be capped, whether or not a pipeline's "recourse rate" (a cost-of-service based rate) continues to safeguard against a pipeline exercising market power, as well as other issues related to negotiated rate programs. At this time, the Company cannot predict the outcome of this NOI.

                          TRANSWESTERN PIPELINE COMPANY

         On August 1, 2002, the FERC issued a NOPR requiring that all cash management or money pool arrangements between a FERC regulated subsidiary and a non-FERC regulated parent must be in writing, and set forth: the duties and responsibilities of cash management participants and administrators; the methods of calculating interest and for allocating interest income and expenses; and the restrictions on deposits or borrowings by money pool members. The NOPR also requires specified documentation for all deposits into, borrowings from, interest income from, and interest expenses related to, these arrangements. Finally, the NOPR proposed that as a condition of participating in a cash management or money pool arrangement, the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent, and the FERC regulated entity and its parent maintain investment grade credit ratings. The FERC held a public conference on September 25, 2002 to discuss the issues raised in the comments. Representatives of companies from the gas and electric industries participated on a panel and uniformly agreed that the proposed regulations should be revised substantially and that the proposed capital balance and investment grade credit rating requirements would be excessive. At this time, the Company cannot predict the outcome of this NOPR.

         Also on August 1, 2002, the FERC's Chief Accountant issued an Accounting Release, to be effective immediately, providing guidance on how companies should account for money pool arrangements and the types of documentation that should be maintained for these arrangements. However, the Accounting Release did not address the proposed requirement that the FERC regulated entity maintain a minimum proprietary capital balance of 30 percent and that the entity and its parent have investment grade credit ratings. Requests for rehearing were filed on August 30, 2002. The FERC has not yet acted on the rehearing requests.

         Transwestern believes, based on its experience to-date, that the ultimate resolution of Transwestern's regulatory matters will not have a material adverse effect on its financial position or results of operations.

(9)      LITIGATION AND OTHER CONTINGENCIES

         Transwestern is party to various claims, litigation and other contingent issues, the significant items of which are discussed below.

         Grynberg v. Enron, et al. (97D-1421 Dist. Colo.). The plaintiff has filed actions against a number of Enron companies, including Transwestern, in the U.S. District Court for the District of Colorado, for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties to mineral interest owners. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

                          TRANSWESTERN PIPELINE COMPANY

         Quinque Operating Company (Ditto) v. PG&E, et al., Cause No. 99CV30; Dist. Ct. Stevens Co., Kansas. The plaintiff has filed actions against a number of parties, including Transwestern, in a Kansas state district court for damages for mis-measurement of gas volumes and Btu content, resulting in lower royalties. Transwestern believes that its measurement practices conformed to the terms of its FERC Gas Tariff, which is filed with and approved by FERC. As a result, Transwestern believes that it has meritorious defenses (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of FERC, and the defense that Transwestern complied with the terms of its tariff) to the complaint and is defending the suit vigorously.

         In February 2001, Transwestern filed negotiated rate transactions in Docket Nos. RP97-288-009, -010, -011, and -012 with Sempra Energy Trading ("Sempra") and Richardson Products Company ("Richardson") containing index-based rates. On March 2, 2001, the FERC issued an order accepting Transwestern's negotiated rate transactions in the above-referenced proceedings, subject to refund and subject to a further FERC order on the merits. A hearing was subsequently held on August 29, 2001. Based on the testimony and other evidence presented at the hearing, the presiding administrative law judge issued findings of fact and law favorable to Transwestern. Subsequent to the filing of the negotiated rate transactions in Docket Nos. RP97-288-009, -010, -011, and -012, Transwestern filed additional negotiated rate transactions in other dockets. The FERC also accepted those transactions, subject to refund and subject to the outcome of the proceedings in Docket Nos. RP97-288-009, -010, -011, and -012. On July 17, 2002, the FERC issued an order that rejects the findings of the administrative law judge and that requires Transwestern to refund the amounts by which the negotiated rate transactions with Sempra and Richardson exceeded Transwestern's applicable maximum tariff rates. In the order, the FERC states that Transwestern violated their terms of its FERC Gas Tariff and its website. Transwestern subsequently negotiated with its customers a settlement of all pending negotiated rate proceedings with the exception of the rate proceedings in connection with the Red Rock Expansion Project. This settlement has been approved by FERC and Transwestern made the refunds of $9.9 million (including interest of $1.1 million), required by the settlement on march 14, 2003. Transwestern's balance sheets reflect accruals of $10.0 million at December 31, 2002 and 2001, for this issue.

         On August 1, 2002. the Federal Energy Regulatory Commission issued an Order to Respond ("August 1 Order") to Transwestern Pipeline Company. The order required Transwestern, within 30 days of the date of the order, to provide written responses stating why the FERC should not find that: (a) Transwestern violated FERC's accounting regulations by failing to maintain written cash management agreements with Enron; and
         (b) the secured loan transactions entered into by Transwestern in November 2001 were imprudently incurred and why the costs arising from such transactions should be passed on to ratepayers. Transwestern filed a response to the August 1 Order and subsequently entered into a settlement with the FERC staff that resolved, as to Transwestern, the issues raised by the August 1 Order. The FERC has approved this settlement; however, a group of Transwestern's customers have filed a request for clarification and/or rehearing of the FERC order approving the settlement. This customer group claims that there is an inconsistency between the language of the settlement agreement and the language of the FERC order approving the settlement. This alleged inconsistency relates to Transwestern's ability to flow through to its ratepayers the costs of any replacement or refinancing of the secured loan transactions entered into by Transwestern in November 2001. Transwestern has filed a response to the customer group's request for rehearing and/or clarification and this matter is currently awaiting FERC action.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern is subject to extensive federal, state and local environmental laws and regulations. These laws and regulations require expenditures in connection with the construction of new facilities, the operation of existing facilities and for remediation at various operating sites. The implementation of the Clean Air Act Amendments is expected to result in increased operating expenses. These increased operating expenses are not expected to have a material impact on Transwestern's financial position or results of operations.

         Transwestern conducts soil and groundwater remediation at a number of its facilities. In 2002 and 2001 these costs were $2.5 million and $.4 million, respectively. Using a discount rate of 3 percent, the net present value of the costs over the next five years is expected to be:
         2003 - $2.3 million, 2004 - $1.7 million, 2005 - $.9 million, 2006 -
         $.3 million and 2007 - $.2 million. The net present value of expenditures thereafter is estimated to be $1.0 million for soil and groundwater remediation. The net present value accrual is recorded in operating and maintenance expense.

         Transwestern incurred, and continues to incur, certain costs related to polychlorinated biphenyls (PCBs) that migrated into customer's facilities. These PCBs were originally introduced into the Transwestern system through use of a PCB-based lubricant in the late 1960's and 1970's. Because of the continued detection of PCBs in the customer's facilities downstream of Transwestern's Topock station, Transwestern continues to take measures to contain and remove the PCBs. Costs of these remedial activities for 2002 and 2001 were $2.8 million and $.5 million, respectively. Costs are estimated to be $1.0 million in 2003. Cost estimates are obtained from Transwestern's customers and are not currently available beyond 2003, however, the costs are not expected to have a material impact on Transwestern's financial position or results of operations.

         As discussed in Note 6, in 2001 the California power market was significantly impacted by the increase in wholesale prices. On April 6, 2001, PG&E filed for bankruptcy protection under Chapter 11 of the U.
         S. Bankruptcy Code. (PG&E has historically been a significant customer of Transwestern). This event had no material impact on the financial position or results of operations of Transwestern for the year ended December 31, 2002. Transwestern continues to provide transportation services to PG&E on a basis that addresses credit risk. Management cannot predict the final outcome of this situation or the uncertainties surrounding the California power situation. However, as a result of the basis on which Transwestern is providing transportation services to PG&E and the significant demand for capacity on Transwestern's pipeline system to the California border, management continues to believe these matters will not have a material adverse impact on Transwestern's financial position or results of operations.

         The Department of Revenue of the State of Colorado ("DOR") has assessed Transwestern $.6 million in sales and use taxes and $.6 million in penalties and interest relating to the purchase by Transwestern of an undivided interest in certain pipeline facilities located in Colorado from Northwest Pipeline Corporation. In addition, the DOR has assessed Transwestern additional amounts for taxes relating to the use of compressor fuel at facilities located in the State of Colorado. The amount currently subject to assessment is approximately $.5 million, and it is anticipated that additional amounts will be assessed as fuel is consumed on a prospective basis.

                          TRANSWESTERN PIPELINE COMPANY

         One of Transwestern's affiliates participated in the acquisition of a license to operate a natural gas pipeline in Argentina in 1992. Transwestern has guaranteed the performance obligations of that affiliate to certain joint venture partners of that affiliate and has agreed to provide technical support to that affiliate in connection with the operation of the pipeline, in addition, at the time of the acquisition, Transwestern's net worth was used to satisfy certain net worth requirements established by the Argentine government relating to the acquisition of the license to operate such pipeline.

         While it is not possible to predict with certainty the final outcome of the aforementioned litigation and other contingencies, except for the accruals discussed above, management believes that the ultimate resolution of these matters will not have a material adverse effect on Transwestern's financial position or results of operations.

(10)     RELATED PARTY TRANSACTIONS

         Transwestern recorded sales, transportation and other revenue from affiliates approximating $-0- and $6.5 million in 2002 and 2001, respectively.

         On December 2, 2001, Enron and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the Bankruptcy Code. As a result, a $784.7 million note receivable from Enron was reserved due to the uncertainty regarding Enron's ability to repay. In 2002, the value of the receivable was determined by Transwestern management to be substantially impaired. As a result, the receivable was completely written off against the reserve for book purposes and 80%, ($628.5 million) was written off for tax purposes creating a $149.5 million net operating loss carry forward (see Note 2). Enron is utilizing a portion of the net operating loss which is reflected as a receivable from parent.

         During 2001, Transwestern was a party to natural gas commodity price swaps with an Enron affiliate. In December 2001, as a result of the failure by such affiliate to perform its obligations under the price swaps, Transwestern terminated such price swaps with its affiliate and established receivables of $34.1 million. These receivables are fully reserved by Transwestern.

         During 2002, Transwestern received payments from transportation customers utilizing capacity released by Enron North America Corp.
         (ENA). These payments totaled $.6 million, which reduced the reserve established in December 2001 due to ENA's bankruptcy.

         Transwestern has entered into compression services agreements with Enron Compression Services Company (ECS), an Enron affiliate that is not in bankruptcy and continues to perform under the terms of such agreements. The agreements require Transwestern to pay ECS a compression service charge in cash and in MMBtus of natural gas to provide electric horsepower capacity and related horsepower hours to be used to operate the Bisti, Bloomfield, and Gallup electric compressor stations located in New Mexico. ECS is required to pay Transwestern a monthly operating and maintenance fee to operate and maintain the facilities. On March 25, 2003, FERC issued a show cause order to ECS that requires ECS to demonstrate why it did not violate the terms of its blanket natural gas marketing authorization from FERC when it allegedly engaged in certain transactions on the "Enron Online" electronic trading platform. If ECS fails to demonstrate that it did not violate the terms of such authorization, this could have a material impact on ECS' ability to perform under its compression services agreements with Transwestern, since a significant portion of the consideration that Transwestern pays to ECS under such agreements is in the form of natural gas that is delivered to ECS and that ECS resells to third parties under such FERC authorization.

                          TRANSWESTERN PIPELINE COMPANY

         Transwestern accrued administrative expenses from Enron and affiliated service companies of approximately $13.8 million and $10.8 million in 2002 and 2001, respectively. These costs are based on usage, or where no direct method is reasonable, Transwestern's components of gross property, plant and equipment, gross margin and annualized payroll as a percentage of all Enron companies.

         Related to Enron's bankruptcy, the bankruptcy judge authorized an overhead expense allocation methodology on November 25, 2002. The Company's final allocation for 2002 has not been determined at this time. In compliance with the authorization, recipient companies subject to regulation and rate base constraints may limit amounts remitted to Enron to an amount equivalent to 2001, plus quantifiable adjustments. The Company has invoked this limitation in the calculation of expenses accrued for 2002.

(11)     SUBSEQUENT EVENTS

         On March 5, 2003, Transwestern and the Banks reached agreement on the Third Amendment and Waiver to the Credit Agreement (the "Third Amendment"), which waived the default under the Second Amendment due to Transwestern's failure to disclose the existence of the guaranty to Enron's Argentinean affiliate (see Note 3 and Note 9). In addition, the Third Amendment added any claim under that guaranty as an Event of Default.

         In March 2003, Transwestern has entered into discussions with ECS to negotiate a settlement of volume undertake, which is a condition of the compression services agreement (see Note 10). Transwestern believes the settlement will result in a payment of approximately $.7 million to ECS and has recorded an accrual in operating and maintenance expense in 2002.

         After reviewing bids for the sale of Enron's 100% interest in Transwestern, and thoroughly reviewing the options, the Enron Board of Directors voted on March 19, 2003 to move forward with the creation of a new operating entity which would purchase Enron's interest in Transwestern and other domestic pipeline assets and related service companies. The formation of the new entity will require various board, bankruptcy court and regulatory approvals in connection with Enron's plan of reorganization.

           APPENDIX J: CROSSCOUNTRY FINANCIAL PROJECTIONS - 2003-2006

APPENDIX J:  CROSSCOUNTRY FINANCIAL PROJECTIONS - 2003 - 2006

BASIS OF PRESENTATION

                  This appendix includes a financial forecast for the years 2003 through 2006 and the associated assumptions behind the forecast (the "CrossCountry Projections"). The CrossCountry Projections for the fiscal year ended December 31, 2003 include actual results through June 30, 2003. The CrossCountry Projections should not be used without the associated assumptions, which are based upon the anticipated future performance of Transwestern, Citrus and Northern Plains, industry performance, general business and economic conditions and other matters, most of which are beyond the control of the Debtors. While the CrossCountry Projections were prepared in good faith and the assumptions, when considered on an overall basis, are believed to be reasonable in light of the current circumstances, it is important to note that there can be no assurance that such assumptions will be realized, and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the CrossCountry Projections. THEREFORE, ALTHOUGH THE CROSSCOUNTRY PROJECTIONS ARE PRESENTED WITH NUMERICAL SPECIFICITY, THE ACTUAL RESULTS ACHIEVED DURING THE PERIOD PROJECTED WILL VARY FROM THE PROJECTED RESULTS AND SOME OF THE VARIATIONS COULD BE MATERIAL. Accordingly, no representation can be, or is being, made with respect to the accuracy of the CrossCountry Projections or the ability of CrossCountry to achieve the projected results of operations. In deciding whether to vote to accept or reject the Plan, holders of Claims entitled to vote on the Plan must make their own determinations as to the reasonableness of such assumptions and the reliability of the CrossCountry Projections. See Section XIV "Risk Factors and Other Factors to be Considered."

                  The financial information for CrossCountry is presented on a pro forma basis, after giving effect to the transactions contemplated by the CrossCountry Contribution and Separation Agreement regarding the contribution of the Pipeline Businesses.

ASSUMPTIONS

                  Information relating to certain assumptions used in preparing the CrossCountry Projections is set forth below.

         A. GENERAL.

                  1. METHODOLOGY. The Income Statement, Balance Sheet and Cash Flow Statement for the 2003 fiscal year are shown on an aggregated basis as if CrossCountry had owned the interests that are expected to comprise CrossCountry for the full year of 2003 and are based upon the actual results for the first nine months of the year ending on September 30, 2003 and a forecast for the last three months of the year ending on December 31, 2003.

                  2. BASIS. The financial projections assume a predecessor carryover basis, rather than either utilizing fresh-start reporting as described by the American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" or assuming any change in bases as a result of transfer of assets (whether between companies, to trusts or to creditors). Accordingly, the projections only reflect adjustments directly related to the Plan. It is uncertain whether a change in basis resulting from the implementation of the Plan will occur and if it does occur, when it may occur. Therefore, although the projections assume a predecessor carryover basis, it may ultimately be determined that CrossCountry either has the option or is required to use a new basis of accounting at some point in the future following implementation of the Plan.

                  3. PLAN TERMS AND CONSUMMATION. The operating assumptions underlying the revenue and expense forecasts assume the Plan will be confirmed and become effective in 2004, with allowed Claims treated in accordance with the treatment provided in the Plan.

                  4. BANKRUPTCY CLAIMS BY TRANSWESTERN AND CITRUS. The CrossCountry Projections reflect that 100% of the value of CrossCountry and its subsidiaries' claims against ENE, RMTC, EES and ENA will accrue in 2003. The increase in Other Income in 2003 is attributable to Transwestern's income recognition of its Claims. Further, it is assumed that distributions in the form of cash and stock will be made on these Claims over time. Over time, distributions in Claims are reflected in CrossCountry's Projections as decreases in Other Assets and increases in Other Cash Investments. These adjustments are based on estimates as to the timing and amount of distributions. THESE ESTIMATES WERE UTILIZED FOR PURPOSES OF PREPARING THESE PROJECTIONS ONLY AND THE ACTUAL TIMING AND AMOUNT OF THE DISTRIBUTIONS MAY VARY MATERIALLY FROM THE ASSUMPTIONS USED HEREIN.

                  5. ECONOMIC AND INDUSTRY ENVIRONMENT. The CrossCountry Projections assume a stable economic environment based on prevailing analyst forecasts. In addition, the CrossCountry Projections assume no significant change in the regulatory and competitive conditions under which CrossCountry currently operates.

                  6. EQUITY INCENTIVE COMPENSATION PLAN. The CrossCountry Projections do not include any expenses associated with the long-term equity incentive compensation plan anticipated to be adopted by CrossCountry. Refer to
Section IX.H., "Equity Compensation Plan."

         B. OTHER

                  1. REVENUES

                  The CrossCountry Projections assume successful recontracting of available Transwestern and Florida Gas capacity at current rates and, as a result, transportation revenues are expected to be generally stable for 2003 - 2006, except for increases due to completed expansions by Transwestern and Florida Gas. Increased revenues are expected in the second half of 2005 upon the completion of an expansion by Transwestern. The projected increase in revenues in 2006 reflects a full year of additional capacity provided by the expansion. In addition, the CrossCountry Projections reflect the current level of contracts, throughput and rates on Northern Border Partners' existing pipeline systems, with no major expansions planned.

                  The CrossCountry Projections assume that CrossCountry will continue the Citrus operatorship based on the same terms contained in the operating agreement originally entered into between Citrus and an ENE affiliate. Refer to Section IX.A.1.(b)., "Employees and Pipeline Services" for further information.

                  2. RATE CASE FILINGS

                  Pursuant to a previous rate case settlement, Transwestern is expected to file a new rate case in November 2006. It is assumed that there will be no changes from the existing rate case settlement for the remainder of 2006.

                  Florida Gas filed a rate case on October 1, 2003. New rates for transportation services will become effective April 1, 2004 (FTS-1) and April 1, 2005 (FTS-2), subject to refund based on the outcome of the rate case proceeding. The CrossCountry Projections assume that new rates for both the incremental and non-incremental systems will be designed to recover a pre-tax return on rate base that approximates existing rate levels.

                  3. DIVIDENDS

                  The CrossCountry Projections assume that CrossCountry will not pay dividends to holders of CrossCountry Common Stock from 2003-2006. In addition, the CrossCountry Projections assume that (i) Citrus will pay cash dividends to its shareholders (including CrossCountry) equal to 100% of all cash over normal liquidity requirements and payment of existing debt as it matures, and (ii) Northern Plains will dividend to CrossCountry 100% of cash distributions received from Northern Border Partners in excess of equity investments and taxes. Historically, Citrus has not paid dividends to its shareholders, and there can be no assurance that it will pay dividends going forward. Refer to Section XIV.H.2.b., "Control over Pipeline Businesses." The CrossCountry Projections assume that the cash distributions Northern Plains will receive from Northern Border Partners will increase 15% per year starting in 2005. It is expected that CrossCountry will contribute the dividends or distributions received from Citrus or Northern Plains from 2004-2006 to Transwestern, and that Transwestern will use the contribution by CrossCountry and any excess cash to pay down its debt (see No. 4, below for a description of such debt).

                  4. DEBT

                  CrossCountry, as a holding company of the Pipeline Businesses, is not expected to issue any debt during 2003-2006.

                  Transwestern is expected to refinance its existing revolving credit facility on or before April 30, 2004. Transwestern is expected to enter into new financing arrangements for a $150 million revolver and a $350 million term loan. The term loan is expected to carry an interest rate of LIBOR +3%, and the revolver an interest rate of LIBOR +3.25%. The revolver is expected to have a capacity fee on the withdrawn portion of 0.5%.

                  5. CAPITAL EXPENDITURES

                  The CrossCountry Projections reflect one expansion by Transwestern. The San Juan expansion will increase the San Juan lateral capacity by 375 BBtu/d, at a cost of approximately $150 million. The estimated in-service date for the expansion is July 2005. Rates collected assume a regulated rate of return.

                  The Florida Gas Phase VI expansion was completed and placed in-service November 1, 2003. An additional Florida Gas expansion is planned for in-service July 2007, at a cost of $52 million which will be spent in 2006. Incremental volumes are 200 BBtu/d, transported at FTS-2 rates.

                  6. ACQUISITIONS

                  CrossCountry is not expected to make any acquisitions or divest any material assets during 2003 - 2006.

                  A significant portion of Northern Border Partners' future growth is expected to come as a result of making accretive acquisitions of any material assets. The CrossCountry Projections assume $200 million of total annual growth capital in Northern Border Partners. Such acquisitions are assumed to be financed one-half by debt and the other half in the form of equity contributions.

                  7. TAX CONSIDERATIONS

                  The CrossCountry Projections assume that all of CrossCountry's stock will be distributed at once, in 2005, with a portion of the stock being held in a disputed claims reserve. This will result in tax deconsolidation of CrossCountry from the ENE Tax Group. The CrossCountry Projections assume that ENE will pay cash for the full amount of the net receivable balance owing to Transwestern under the applicable tax sharing agreement; however, because this net receivable balance may be subject to adjustments (as a result of audits by taxing authorities) and future negotiations between ENE and Transwestern, and because any payment (if any) with respect to such balance is subject to prior consent of the Creditors' Committee, the actual amount that ultimately is paid may vary materially from the amount projected. Refer to Section IX.F.1.(b).(iii)., "Tax Sharing Agreement" for further information. The CrossCountry Projections assume that no IRC Section 338(h)(10) election (which could generate future income tax benefit) will be made for CrossCountry in respect of the transaction contemplated by the Plan because the ability to make such an election is uncertain. The CrossCountry Projections also assume that the tax benefits of approximately $140 million previously recorded for anticipated utilization of Transwestern's NOLs will not be available to CrossCountry. Refer to Appendix I, "CrossCountry Results of Operations" for further information. Therefore, such NOLs have been impaired in the 2003 CrossCountry Projections.

                  8. CITRUS TRADING

                  The CrossCountry Projections assume that Citrus Trading's current litigation and contract renegotiations will be resolved in a manner and in amounts consistent with that which have been reserved for on Citrus Trading's June 30, 2003 balance sheet.

CROSSCOUNTRY CONSOLIDATED
--------------------------------------------------------------------------------
INCOME STATEMENT

(US$ in millions)                                    2003           2004          2005          2006
                                                  ----------     ----------    ----------    ----------
OPERATING REVENUES
 Transportation                                   $    178.3     $    181.2    $    209.6    $    229.4

 Natural Gas                                            21.0           26.6          24.1          23.2

 Other                                                  (0.3)           0.6           0.3           0.3
                                                  ----------     ----------    ----------    ----------
  TOTAL                                           $    199.0     $    208.4    $    234.0    $    252.9

OPERATING EXPENSES
 Operations and Maintenance                       $     60.7     $     55.4    $     57.8    $     60.2

 Amortization of Regulatory Assets                       5.2            5.7           5.7           5.7

 Depreciation                                           17.9           19.0          21.6          24.1

 Taxes Other Than Income (includes expansions)          11.5           11.4          13.0          14.5
                                                  ----------     ----------    ----------    ----------
TOTAL                                             $     95.3     $     91.5    $     98.1    $    104.5

OPERATING INCOME                                  $    103.7     $    116.9    $    135.9    $    148.4

OTHER INCOME

 Partnership Income                                     42.1           67.9          73.0          75.4

 Interest Income                                         0.3            0.2           0.6           1.3

 Other, net                                            150.6            5.6           6.2           1.2
                                                  ----------     ----------    ----------    ----------
TOTAL                                             $    193.0     $     73.7    $     79.8    $     77.9

INCOME (LOSS) BEFORE INTEREST AND TAXES           $    296.7     $    190.6    $    215.7    $    226.3

INTEREST AND OTHER

 Interest Expense and Related Charges, net              39.8           25.8          24.9          15.0
                                                  ----------     ----------    ----------    ----------
TOTAL                                             $     39.8     $     25.8    $     24.9    $     15.0

INCOME BEFORE INCOME TAXES                        $    256.9     $    164.8    $    190.8    $    211.3

  TOTAL INCOME TAXES                              $    229.1     $     46.1    $     55.2    $     63.2

NET INCOME                                        $     27.8     $    118.7    $    135.6    $    148.1

CROSSCOUNTRY CONSOLIDATED
--------------------------------------------------------------------------------
BALANCE SHEET

(US$ in millions)                                  2003           2004          2005            2006
--------------------------------------------    ----------     ----------     ----------     ----------
CURRENT ASSETS
 Cash & Temporary Cash Investments              $     18.2     $     18.3     $     19.4     $     21.7

   Customer                                           16.9           17.3           19.5           21.1

   Associated Companies                                5.5            5.5            5.5            5.5

 Exchange Gas Receivable                               2.0            2.0            2.0            2.0

 Regulatory Assets                                     6.7            5.5            6.7            6.7

 Other                                               155.2          115.5           58.8           31.8
                                                ----------     ----------     ----------     ----------
TOTAL                                           $    204.5     $    164.1     $    111.9     $     88.8

INVESTMENTS AND OTHER ASSETS
 Partnerships                                   $    698.3     $    756.8     $    813.9     $    871.4
                                                ----------     ----------     ----------     ----------
TOTAL                                           $    698.3     $    756.8     $    813.9     $    871.4

PP&E
 Gross Plant                                    $  1,022.5     $  1,115.5     $  1,206.3     $  1,223.1
 Accumulated Depreciation                           (374.4)        (390.2)        (408.5)        (429.4)
                                                ----------     ----------     ----------     ----------
NET PP&E                                        $    648.1     $    725.3     $    797.8     $    793.7

DEFERRED CHARGES
 Goodwill                                       $    191.2     $    191.2     $    191.2     $    191.2

 Receivable from Parent                         $     75.0     $     43.5             --             --
 Other Regulatory Assets                        $     62.7     $     57.1     $     51.4     $     45.7
 Other                                          $    111.7     $    108.5     $    105.2     $    102.0
                                                ----------     ----------     ----------     ----------
TOTAL                                           $    440.6     $    400.3     $    347.8     $    338.9
                                                ----------     ----------     ----------     ----------
TOTAL ASSETS                                    $  1,991.5     $  2,046.5     $  2,071.4     $  2,092.8
                                                ==========     ==========     ==========     ==========

CURRENT LIABILITIES
 Accounts Payable - Assoc. Companies / Trade    $      5.3     $      4.7     $      4.8     $      4.2

 Accounts Payable - Other                              3.8            3.8            3.8            3.8

 Exchange Gas Payable                                  7.2            7.2            7.2            7.2

 Accrued Taxes                                         6.7            4.4            5.8            7.7

 Accrued Interest                                      0.6            1.8            2.3            2.6

 Other                                                15.7           18.4           18.4           18.4
                                                ----------     ----------     ----------     ----------
TOTAL                                           $     39.3     $     40.3     $     42.3     $     43.9

DEFERRED CREDITS AND OTHER LIABILITIES
 Deferred Income Taxes                          $    210.9     $    223.9     $    241.3     $    248.1

 Other                                                 9.7            9.4            9.1            8.8
                                                ----------     ----------     ----------     ----------
TOTAL                                           $    220.6     $    233.3     $    250.4     $    256.9

DEBT

 Payable / (Receivable) from Parent                     --             --             --             --

 Notes Payable                                       461.0          384.0          190.0             --
                                                ----------     ----------     ----------     ----------
TOTAL                                           $    461.0     $    384.0     $    190.0

EQUITY
 Common Stock                                   $    420.6     $    420.6     $    420.6     $    420.6

 Paid-in Capital                                     409.2          416.4          487.9          552.2

 Accumulated Other Comprehensive Income               (9.7)          (9.7)          (9.7)          (9.7)

 Retained Earnings                                   450.3          561.9          690.1          829.0
                                                ----------     ----------     ----------     ----------
TOTAL                                           $  1,270.4     $  1,389.2     $  1,588.9     $  1,792.1
                                                ----------     ----------     ----------     ----------
TOTAL LIABILITIES & EQUITY                      $  1,991.3     $  2,046.8     $  2,071.6     $  2,092.9
                                                ==========     ==========     ==========     ==========

CROSSCOUNTRY CONSOLIDATED
--------------------------------------------------------------------------------
CASH FLOW STATEMENT

(US$ in millions)                                              2003           2004           2005           2006
--------------------------------------------------------    ----------     ----------     ----------     ----------
CASH FLOW FROM OPERATING ACTIVITIES
Reconciliation of Net Income (Loss) to Net Cash Provided
 (Used) by Operating Activities

 NET INCOME                                                 $     27.8     $    118.7     $    135.6     $    148.1
 Items not affecting Working Capital:
  Non-cash Revenue  (Expense)                               $     (0.3)    $     (0.3)    $     (0.3)    $     (0.3)
  less: Earnings from Equity Affiliates                          (42.1)         (67.9)         (73.0)         (75.4)
  plus:  Distributions from Equity Affiliates                     10.5           11.0           12.9           15.0
  Depreciation and Amortization                                   17.9           15.8           18.4           20.9
  Deferred Income Taxes - Both Current and Noncurrent            370.1           13.0           17.5            6.8

 Regulatory Asset Amortization                                     1.8            5.7            5.7            5.7
  Receivable                                                      18.8           31.1           41.3           (1.6)
  Payable                                                        (10.9)          (0.6)           0.1           (0.5)
  Exchange Gas Imbalances                                         (0.2)            --             --             --
  Other Current Assets or Liabilities                           (186.2)          49.8           60.6           32.2
                                                            ----------     ----------     ----------     ----------
 Total Cashflow from Operating Activities                   $    207.2     $    176.3     $    218.8     $    150.9


CASH FLOW FROM INVESTING ACTIVITIES

 Proceeds from Sale (Various)                                       --             --             --             --
 Additions to Property                                             2.9          (92.8)         (90.4)         (16.2)
 Other Investments (McDay Energy / Misc.)                         (1.8)          (8.8)         (73.7)         (65.8)
                                                            ----------     ----------     ----------     ----------
CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES             $      1.1     ($   101.6)    ($   164.1)    ($    82.0)

NET CASH FLOW BEFORE FINANCING                              $    208.3     $     74.7     $     54.7     $     68.9

CASH FLOW FROM FINANCING ACTIVITIES

 Issuance of Long-term Debt                                         --             --             --             --
 Drawdown (Repayment) of debt                                    (84.0)         (77.0)        (194.0)        (190.0)

 Financing Fees                                                   (2.0)          (4.4)            --             --

 Net Enron Receivable/Payable                                   (191.4)            --             --             --
   Net Dividend to Parent                                        (11.8)            --           63.8           54.6

   Net Dividend Received by Parent                                  --            7.2           76.7           68.7

 Net Dividend to Common                                             --             --             --             --
                                                            ----------     ----------     ----------     ----------
  CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES           $   (289.2)    $    (74.2)    $    (53.5)    $    (66.7)


INCREASE / (DECREASE) IN CASH                               $    (80.9)    $      0.5     $      1.2     $      2.2

              APPENDIX K: PRISMA FINANCIAL PROJECTIONS - 2004-2006

APPENDIX K:  PRISMA FINANCIAL PROJECTIONS - 2004-2006

BASIS OF PRESENTATION

                  The financial projections are based on, and assume, the successful implementation of the Plan. Both the business plan and the financial projections reflect numerous assumptions, including various assumptions regarding the anticipated future performance of Prisma's operating subsidiaries, industry performance, general business and economic conditions and other matters, most of which are beyond the control of Prisma and its operating subsidiaries. While the projections were prepared in good faith and the assumptions, when considered on an overall basis, are believed to be reasonable in light of the current circumstances, it is important to note that there can be no assurance that such assumptions will be realized, and Creditors must make their own determinations as to the reasonableness of such assumptions and the reliability of the projections. THEREFORE, ALTHOUGH THE FINANCIAL PROJECTIONS ARE PRESENTED WITH NUMERICAL SPECIFICITY, THE ACTUAL RESULTS ACHIEVED DURING THE FINANCIAL PROJECTION PERIOD WILL VARY AND SOME OF THE VARIATIONS COULD BE MATERIAL. Accordingly, no representation can be or is being made with respect to the accuracy of the financial projections or the ability of Prisma and its subsidiaries to achieve the projected results of operations. Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for further information related to the risks applicable to Prisma.

                  Prisma Energy International Inc. is an exempted Cayman Islands company that currently does not own any businesses or assets. The Debtors, in connection with the Plan, intend to transfer most of ENE's remaining international energy infrastructure businesses to Prisma; subject to obtaining requisite consents. Historically ENE's investments in international energy infrastructure businesses were subject to review as part of the consolidated financial statements of Enron Corp., however they have not been audited on a combined basis as a stand alone business. Therefore historical audited combined financial statements for the international energy infrastructure businesses (as listed below) are not available. Based on the above and since Prisma has not currently commenced commercial operations, consolidated financial projections were prepared for the calendar years 2004-2006 as if certain of the international energy infrastructure businesses (as listed below) are transferred into Prisma effective January 1, 2004. The projections assume the Plan will be implemented in accordance with its stated terms. The Debtors and their affiliates' ownership in the following assets are included in Prisma financial projections:

Accroven             BLM                                       Centragas
EEC                  ENS                                       GMSA
BBPL-GTB             Elektro                                   BBPL-TBG
PQP                  SECLP                                     Vengas
Trakya               Transredes
MEC                  SK-Enron
SPC                  Cuiaba-EPE, TBS, Gasmat, Gasbol

ASSUMPTIONS

                  Additional information relating to certain assumptions used in preparing the financial projections is set forth below:

         A.       BASIS

                  1. The financial projections assume a predecessor carryover basis, rather than either utilizing fresh-start reporting as described by the American Institute of Certified Public Accountants Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" or assuming any change in bases as a result of transfer of assets (whether between companies, to trusts or to creditors). Accordingly, the projections only reflect adjustments directly related to the Plan. It is uncertain whether a change in basis resulting from the implementation of the Plan will occur and if it does occur, when it may occur. Therefore, although the projections assume a predecessor carryover basis, it may ultimately be determined that Prisma either has the option or is required to use a new basis of accounting at some point in the future following implementation of the Plan.

                  2. Certain of the assets included in the projected financial statements for Prisma are wholly or partially held through existing financing structures. The projected pro forma financial estimates assume that these assets are not encumbered in financing structures. The unwind and resolution of these structures may affect the financial results presented. The following lists the assets wholly or partially held through financing structures that are assumed to be included in Prisma's financial results:

                           --   Elektro
                           --   Centragas
                           --   Trakya
                           --   ENS

                  3. Fifty percent of net cash flow of Prisma is assumed to be distributed to its shareholders and the remaining fifty percent is assumed to accumulate during the projection period. The Cash and Cash Equivalents balance on Prisma's Pro Forma Balance Sheet includes Prisma's Cash and Cash Equivalents balance along with the Cash and Cash Equivalents balances of Prisma's consolidated subsidiaries.

                                                      2004                2005                 2006
                                                  -----------          ----------           ----------
(US$Millions)
Prisma Cash Balance                               $     137.7          $    239.9           $    320.0
Consolidated Subs Cash Balances                         140.6               126.2                249.3
Prisma and Subs consolidated cash Balance         $     278.3          $    366.1           $    569.3


                  4. Refer to the Consolidation assumption below for further information on Prisma's consolidated subsidiaries.

         B.       GENERAL

                  1. The projections assume a generally stable economic environment and no significant change in the regulatory and competitive conditions under which the businesses currently operate. The nature of Prisma's natural gas services and power distribution businesses is such that all assets are generally subject to firm contracts for their capacity or are regulated and are dependent on tariffs or other regulatory structures that allow regulatory authorities to review periodically the prices such businesses charge customers and other terms and conditions under which services and products are offered. Regulatory intervention and political pressures could lead to tariffs that are not compensatory or otherwise undermine the value of the long-term contracts entered into by the transferred businesses, which could have a negative impact on the financial projections. The nature of most of Prisma's power generation business is such that each facility generally relies on one power sales contract with a single governmental or quasi-governmental customer for the majority, if not all, of its revenues over the life of the power sales contract. The prolonged failure of any significant customer to fulfill its contractual obligations would have a negative impact on the financial projections. Included in each year of the 2004-2006 Prisma consolidated financial projections is a $20 million reserve for risk factors mentioned above. Although the Debtors believe that the assumptions underlying the financial projections, when considered on an overall basis, are reasonable in light of the current circumstances, no assurances can be or are given that the financial projections will be realized.

                  2. The projections do not assume acquisitions or divestitures of any material assets during the projection period or new indebtedness at the Prisma level.

         C.       DEVALUATION OF FOREIGN CURRENCIES

                  1. Prisma may suffer losses as a result of devaluations in the currencies of the countries in which it is expected to operate. The revenues of some of the key businesses expected to be a part of Prisma, including Elektro, SK-Enron and Vengas, are collected substantially or exclusively in the relevant local currency and a strengthening of the U.S. dollar relative to such local currency will reduce the amount of cash flow and net income of such businesses as reported in U.S. dollars. Prisma has used market forward rates, where available, as foreign exchange rates for the corresponding future periods in its financial projections. Often, market data points are available for the short term but not the long term. In such cases, the long term rates for foreign exchange are derived from a combination of expected inflation and expected long term growth rates.

                  2. Currency devaluation impacts the repayment of the U.S. dollar denominated debt at Elektro and devaluation of the Brazilian real above the foreign exchange rates assumed in the projections could have a material impact on Prisma's net income and cash flow projections. ANY BRAZILIAN REAL MOVEMENTS SIGNIFICANTLY DIFFERENT THAN THOSE ASSUMED IN THE TABLE BELOW WOULD HAVE A MATERIAL IMPACT ON PRISMA'S FINANCIAL PROJECTIONS:

                                      2004         2005       2006
                                     ------       ------     ------
     Average FX rate                  3.50          3.78      4.01
     End of Year FX rate              3.65          3.91      4.12
     Devaluation End of Year           9.0%          7.0%      5.5%

         D.       CONSOLIDATION

                  1. Prisma consolidates investments in investees in which Prisma maintains more than 50% of the voting control of the investee and reflects minority ownership interests accordingly. The following assets are consolidated in Prisma's projected financial results:

                           --   BLM
                           --   Elektro
                           --   ENS
                           --   GMSA
                           --   Vengas

                  2. Prisma uses the equity method (APB 18) to account for investments in investees in which Prisma maintains between 20% and 50% of the voting control (directly or indirectly) of the investee. Under the equity method of accounting, the underlying assets and liabilities of investees do not appear on the face of the financial statements for Prisma. The company is currently in the process of adopting FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARB 51, and the current consolidation assumptions presently incorporated into the financial projections could change.

         E.       INTERCOMPANY BALANCES

                  1. The financial projections assume that Prisma acquires certain receivables (principal plus accrued interest) held by the Debtors and their affiliates from international projects in exchange for common shares of Prisma.

                  2. Because the actual resolution of the intercompany account balances between Prisma companies and the Debtors has not been determined, for the purposes of these projections the intercompany account balances have been netted to a net payable from Prisma to the Debtors whereby the Debtors contribute such payable to Prisma in exchange for common shares of Prisma. The methodology ultimately used in the formation of Prisma may result in a different treatment of intercompany account balances, requiring adjustments to the presentation assumed in the pro forma financial statements.

                  3. Intercompany activities among companies within Prisma have been eliminated in the projected pro forma financial statements.

         F.       OVERHEAD

                  1.       Overhead includes the following cost components:

                           --   Business unit executive compensation
                           --   Legal
                           --   Accounting & Tax
                           --   Other miscellaneous costs

                  2. The projections do not include any expenses associated with the anticipated equity incentive plan. Refer to Section X.F of the Disclosure Statement for further information.

         G.       GENERAL TAX ASSUMPTIONS

                  1.       U.S. TAX

                           a. During the time that Prisma is part of the ENE Tax Group, it is assumed that certain types of income earned from Prisma's businesses may be subject to reporting and to the possible imposition of U.S. tax at the U.S. shareholder level for certain U.S. companies within the ENE Tax Group.

                           b. The projections assume that after Prisma ceases to be a member of the Enron Tax Group, and subject to any U.S. tax that might be imposed on Prisma's management activities in the United States and certain other U.S. companies that comprise its assets, no U.S. taxes will be imposed on Prisma's income and cash flows.

                           c. Similarly, it is assumed that after Prisma has left the ENE Tax Group, Prisma's equity will not be concentrated in a certain number of U.S. shareholders so as to subject such shareholders to the Subpart F income regime applicable to U.S. shareholders of controlled foreign corporations or owners of passive foreign investment companies (See
                                    Section XIV.I.4.b. of the Disclosure
                                    Statement).

                           d.       It is assumed that no material U.S.
                                    consolidated tax liabilities from the ENE estate will carryover to Prisma.

                  2.       FOREIGN WITHHOLDING TAXES

                           Provision has been made where appropriate to charge undistributed consolidated and equity earnings from the various projects with any deferred foreign withholding taxes that may be imposed on such earnings when distributed. Also, adjustments to any deferred foreign withholding taxes have been made to the extent that profit distributions during the projection period exceed earnings attributable to the projection period.

                  3.       FOREIGN TAXES

                           The projections assume that certain businesses that Prisma will consolidate have incurred foreign tax losses that are being carried forward to succeeding tax years, subject to tax law restrictions applicable to such businesses. A valuation reserve has been placed on the utilization of such losses where appropriate.

APPENDIX K:  PRISMA FINANCIALS - 2004-2006


PRISMA ENERGY INTERNATIONAL INC.
INCOME STATEMENT
(US$'s in millions)

                                                                2004              2005             2006
                                                            ------------      ------------      ------------
 OPERATING REVENUES                                         $      853.7      $      929.8      $      990.7

 COST OF SALES                                                     492.8             537.5             563.5
                                                            ------------      ------------      ------------

 GROSS MARGIN                                                      360.9             392.3             427.2

 OPERATING EXPENSES
    Operating expenses                                             154.2             157.5             155.0
    Corporate general and administrative expenses                   26.0              27.3              28.7
    Depreciation and amortization                                   40.9              39.4              39.0
    Taxes other than income                                         13.5              13.7              13.9
                                                            ------------      ------------      ------------
       Total                                                       234.6             237.9             236.6

                                                            ------------      ------------      ------------
 OPERATING INCOME                                                  126.3             154.4             190.6

 Other Income (Expense)
    Equity earnings in unconsolidated subsidiaries                  64.7              78.6              93.1
    Interest income                                                 50.2              45.7              56.3
    Foreign exchange losses                                        (65.1)            (45.8)            (33.5)
    Other expenses, net                                             (5.6)             (5.1)            (11.4)
                                                            ------------      ------------      ------------
       Total                                                        44.2              73.4             104.5

                                                            ------------      ------------      ------------
 INCOME BEFORE INTEREST, MINORITY INTEREST & TAXES                 170.5             227.8             295.1

 Interest expense                                                   42.3              37.5              36.5

 Minority interest                                                  (1.3)              0.3               0.6

                                                            ------------      ------------      ------------
 INCOME BEFORE INCOME TAXES                                        129.5             190.0             258.0

 Income Taxes
    Current                                                         15.4              11.9              23.2
    Deferred                                                         1.3               1.4               1.6
                                                            ------------      ------------      ------------
       Total                                                        16.7              13.3              24.8

 NET INCOME                                                 $      112.8      $      176.7      $      233.2
                                                            ============      ============      ============

PRISMA ENERGY INTERNATIONAL INC.
BALANCE SHEET
(US$'s in millions)

                                                                              2004           2005           2006
                                                                           ----------     ----------     ----------

 ASSETS

  CURRENT ASSETS
        Cash and cash equivalents                                          $    278.3     $    366.1     $    569.3
        Trade receivables (net of allowance for doubtful accounts)              167.3          152.4          154.7
        Receivables from unconsolidated subsidiaries                             20.9           19.3           15.6
        Inventories                                                              11.0           11.0           11.0
        Other current assets                                                     78.7           89.9           45.0
                                                                           ----------     ----------     ----------
  TOTAL CURRENT ASSETS                                                          556.2          638.7          795.6

  INVESTMENTS AND OTHER ASSETS
        Investments in unconsolidated subsidiaries                              308.6          320.7          349.8
        Notes receivable from unconsolidated subsidiaries                        85.9           74.2           70.6
        Other                                                                    60.2           31.2           29.9
                                                                           ----------     ----------     ----------
  TOTAL INVESTMENTS AND OTHER ASSETS                                            454.7          426.1          450.3

  TOTAL PROPERTY, PLANT AND EQUIPMENT                                           911.2          901.0          904.2
        Less accumulated depreciation and amortization                          208.3          238.9          269.7
                                                                           ----------     ----------     ----------
  NET PROPERTY PLANT AND EQUIPMENT                                              702.9          662.1          634.5

                                                                           ----------     ----------     ----------
  TOTAL ASSETS                                                             $  1,713.8     $  1,726.9     $  1,880.4
                                                                           ==========     ==========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY

  CURRENT LIABILITIES
        Accounts payable                                                   $     88.6     $     84.0     $     83.8
        Short-term debt                                                          63.7           24.3           36.2
        Other current liabilities                                                96.7           90.2           94.7
                                                                           ----------     ----------     ----------
  TOTAL CURRENT LIABILITIES                                                     249.0          198.5          214.7

  LONG-TERM DEBT                                                                433.6          428.1          403.4

  DEFERRED CREDITS AND OTHER LIABILITIES
        Deferred income taxes                                                    45.5           45.4           45.8
        Other                                                                    70.5           61.8           69.4
                                                                           ----------     ----------     ----------
  TOTAL DEFERRED CREDITS AND OTHER LIABILITIES                                  116.0          107.2          115.2

  MINORITY INTERESTS                                                             57.0           56.6           56.6

  SHAREHOLDERS' EQUITY                                                          858.2          936.5        1,090.5

                                                                           ----------     ----------     ----------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $  1,713.8     $  1,726.9     $  1,880.4
                                                                           ==========     ==========     ==========

PRISMA ENERGY INTERNATIONAL INC.
CASH FLOW STATEMENT
(US$'s in millions)

                                                                       2004         2005           2006
                                                                     --------      --------      --------

CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                         $  112.8      $  176.7      $  233.2
  Depreciation and amortization                                          40.9          39.4          39.0
  Deferred income taxes                                                   1.3           1.4           1.6
  Changes in components of working capital                              (44.5)         (8.3)         40.3
  Equity earnings in unconsolidated subsidiaries                        (64.7)        (78.6)        (93.1)
  Distributions from unconsolidated subsidiaries                        123.0          71.8          77.2
  Other operating activities                                             96.0          59.2          30.7
                                                                     --------      --------      --------

  NET CASH PROVIDED BY OPERATING ACTIVITIES                             264.8         261.6         328.9

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                  (51.8)        (46.6)        (42.8)
  Decrease in notes receivable from unconsolidated subsidiaries          21.6          16.9           9.3
  Proceeds from sale of land                                               --           9.1            --
                                                                     --------      --------      --------

  NET CASH USED IN INVESTING ACTIVITIES                                 (30.2)        (20.6)        (33.5)

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of long-term debt                                             34.3          39.8          36.2
  Repayment of long-term debt                                           (76.1)        (49.8)        (59.0)
  Net increase (decrease) in short-term borrowings                        2.1         (39.2)         11.8
  Dividends paid                                                        (87.6)       (102.2)        (80.1)
  Other financing activity                                               (6.1)         (1.8)         (1.1)
                                                                     --------      --------      --------

  NET CASH USED IN FINANCING ACTIVITIES                                (133.4)       (153.2)        (92.2)

                                                                     --------      --------      --------
NET INCREASE IN CASH AND CASH EQUIVALENTS                               101.2          87.8         203.2

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                            177.1         278.3         366.1
                                                                     --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF YEAR                               $  278.3      $  366.1      $  569.3
                                                                     ========      ========      ========

                        APPENDIX L: LIQUIDATION ANALYSIS

APPENDIX L: LIQUIDATION ANALYSIS

A. INTRODUCTION

                  If no chapter 11 plan can be confirmed, then the Debtors' cases may be converted to cases under chapter 7 of the Bankruptcy Code, whereby a trustee would be elected or appointed to liquidate the assets of the Debtors for distribution to the holders of Claims in accordance with the strict priority scheme established by the Bankruptcy Code.

                  Under chapter 7, the cash amount available for distribution to Creditors would consist of the proceeds resulting from the disposition of the unencumbered assets of the Debtors, augmented by the unencumbered cash held by the Debtors at the time of the commencement of the liquidation cases. This cash amount would be reduced by the costs and expenses of the liquidation and by such additional administrative and priority claims that may result from the termination of the Debtors' businesses and the use of chapter 7 for the purposes of liquidation.

                  The Debtors have analyzed liquidation in the context of chapter 7 and the Liquidation Analysis below reflects the Debtors' estimates regarding recoveries in a chapter 7 liquidation. The Liquidation Analysis is based upon the hypothetical disposition of assets and distribution on Claims under a chapter 7 liquidation in contrast to the distribution of Creditor Cash, Plan Securities and interests in the Litigation Trust and the Special Litigation Trust under the Plan. The Liquidation Analysis assumes that, in the chapter 7 cases, the Bankruptcy Court will approve the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, the 30/70 compromise regarding the likelihood of substantive consolidation) as fair and reasonable and will determine that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved. The Liquidation Analysis further takes into consideration the increased costs of a chapter 7 liquidation, the impact on the value of the three Operating Entities and the expected delay in distributions to Creditors.

                  The Debtors submit that the Liquidation Analysis evidences that the Plan satisfies the best interest of creditors test and that, under the Plan, each holder of an Allowed General Unsecured Claim will receive value that is not less than the amount such holder would receive in a chapter 7 liquidation. Further, the Debtors believe that pursuant to chapter 7 of the Bankruptcy Code, holders of Enron Subordinated Debenture Claims, Enron Preferred Equity Interests, Statutorily Subordinated Claims, Enron Common Equity Interests and Other Equity Interests would receive no distributions.

B. VARIANCE

                  Estimating recoveries in any chapter 7 case is an uncertain process due to the number of unknown variables such as business, economic and competitive contingencies beyond the chapter 7 trustee's control and this uncertainty is further aggravated by the complexities of these Chapter 11 Cases. The underlying projections contained in the Liquidation Analysis have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or a chapter 7 trustee's ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the ultimate financial results. IN THE EVENT THESE CHAPTER 11 CASES ARE CONVERTED TO CHAPTER 7, ACTUAL RESULTS MAY VARY MATERIALLY FROM THE ESTIMATES AND PROJECTIONS SET FORTH IN THE LIQUIDATION ANALYSIS. As such, the Liquidation Analysis is speculative in nature.

C. ASSUMPTIONS

                  For purposes of the Liquidation Analysis, the Debtors considered many factors and made certain assumptions. Those assumptions that the Debtors consider significant are described below.

         1. GENERAL

                  a. CONVERSION: Each of the Chapter 11 Cases are converted to chapter 7 on January 1, 2004.

                  b. APPOINTMENT OF CHAPTER 7 TRUSTEE: One chapter 7 trustee is appointed to liquidate and wind down these estates. It should be noted that the selection of a separate chapter 7 trustee for one or more of the Debtors could result in higher administrative expenses associated with the chapter 7 cases.

                  c. CHAPTER 7 TRUSTEE: The chapter 7 trustee would retain professionals (investment bankers, law firms, accounting firms, consultants, forensic experts, etc.) to assist in the liquidation and wind down of the Debtors' estates. While the chapter 7 trustee may retain certain of the Debtors' Chapter 11 Professionals for discrete projects, given that most (if not all) of these professionals will hold claims in the chapter 7 cases, it is assumed that the chapter 7 trustee's primary investment banking, legal, accounting, consulting and forensic support would be provided by new professionals.

                  d. START-UP TIME: Given the complexity of these Chapter 11 Cases and the underlying assets and claims, it is anticipated that the chapter 7 trustee and any newly retained professionals will require three to six months to familiarize themselves with the estates, the assets, the claims and related matters. It is further anticipated that it will take an additional three to six months before they begin marketing assets or litigating claims.

                  e. GLOBAL COMPROMISE: To conserve resources and reduce the delay on making distributions, the Bankruptcy Court approves the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, the 30/70 compromise regarding the likelihood of substantive consolidation and the exclusion of the Portland Debtors from that compromise) as fair and reasonable and determines that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved.

                  f. CHAPTER 7 COMMITTEE(S): No committees are formed under
section 705 of the Bankruptcy Code or, to the extent that one or more committees are formed, the Debtors' estates are not obligated to pay fees or expenses associated with any such committees.

                  g. CONSOLIDATION FOR ADMINISTRATIVE PURPOSES. This analysis assumes that the Debtors are consolidated for administrative purposes during the chapter 7 process. Should one or more Debtors be handled through a separate chapter 7 process, the administrative costs related to that Debtor or those Debtors could be substantially higher than the costs assumed in this analysis.

         2. ASSETS

                  a. CASH: Beginning cash balances are based on projected cash balances and were not subjected to a discount factor.

                  b. OPERATING ENTITIES: The Bankruptcy Court would require that the Operating Entities be liquidated and cash proceeds distributed to Creditors, rather than distributing the stock of such entities to the Creditors as proposed in the Plan. The estimated proceeds for the sale or other disposition of the Operating Entities take into consideration (i) the valuations set forth in the Disclosure Statement for each of the Operating Entities; (ii) offers received to date for the Operating Entities and/or their underlying assets; (iii) discounts to the extent determined applicable to reflect pressure created by time limitations, potential deterioration of the underlying businesses due to failure to confirm a plan and conversion of these Chapter 11 Cases; and (iv) the fact that the chapter 7 trustee and, to the extent applicable, the trustee's professionals would lack historical knowledge as to the assets being sold. Rather than sell the Operating Entities as a going concern, the chapter 7 trustee might elect, instead, to sell discrete businesses within each of the Operating Entities and shut down or otherwise liquidate the remaining businesses. It is assumed that the Bankruptcy Court would allow the chapter 7 trustee sufficient time to market the Operating Entities, as well as some discretion as to timing depending upon fluctuations in the market, changes in the applicable industries and other commercial concerns. Accordingly, it is assumed that the Operating Entities are each sold as going concerns on or before December 31, 2006. However, there can be no assurances that the Operating Entities could be sold as going concerns or otherwise on or before December 31, 2006.

                  c. REMAINING ASSETS: The Remaining Assets are each sold, shut down or otherwise liquidated on or before December 31, 2006. The estimated proceeds for the sale or other disposition of the Remaining Assets do not receive any discount. While actual proceeds could be discounted due to time limitations, potential deterioration of underlying assets due to failure to confirm a plan and conversion of these Chapter 11 Cases, and the fact that the chapter 7 trustee and, to the extent applicable, the trustee's professionals would lack historical knowledge as to the assets being sold, any such discount is considered to be immaterial.

                  d. AVOIDANCE ACTIONS: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from avoidance actions.

                  e. FINANCIAL INSTITUTION ACTIONS: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from actions against financial institutions.

                  f. OTHER LITIGATION: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from other litigation.

         3. COSTS

                  a. EMPLOYEES: The chapter 7 trustee will require approximately 1,038 employees as of January 1, 2004 with the number of employees required diminishing gradually over the first three years following appointment and continuing more rapidly thereafter. The Liquidation Budget set forth below covers the period including January 1, 2004 through December 31, 2006, but it is assumed that the liquidation process would continue for several more years beyond 2006.

                  b. TRUSTEE FEES: The chapter 7 trustee would be compensated in accordance with the guidelines of section 326 of the Bankruptcy Code.

                  c. PROFESSIONAL FEES - GENERAL: Given that the chapter 7 trustee and, to the extent applicable, the trustee's professionals must familiarize themselves with the Debtors, their estates, their assets and the claims asserted against them, it is anticipated that the chapter 7 trustee's professionals' fees would be higher than the estimated professionals' fees to be incurred by the Reorganized Debtors following confirmation and consummation of the Plan. These increased expenses are further exacerbated by the contemplated post-conversion efforts to market and sell the Operating Entities in whole or in part in a chapter 7 liquidation.

                  d. PROFESSIONAL FEES - INVESTMENT BANKERS: It is assumed that the chapter 7 trustee would have to retain investment bankers, who would be compensated at current market rate, including a percentage of any sale proceeds.

                  e. PROFESSIONAL FEES - LAW FIRMS: It is assumed that the chapter 7 trustee would retain at least two primary law firms compensated at current market rate consistent with rates charged by the Debtors and Creditors' Committee's professionals in the Chapter 11 Cases. In addition, law firms currently engaged by the Debtors to prosecute or defend pending litigation are anticipated to be retained to continue such work following conversion to chapter 7.

                  f. PROFESSIONAL FEES - OTHER: The chapter 7 trustee also presumably would have to retain accountants and forensic experts, compensated at current market rates, to assist in prosecuting and diligencing causes of action, claims resolution, and litigation of issues otherwise resolved in the compromises set forth in the Plan.

         4. ESTIMATED RECOVERIES

                  a. DETERMINATION OF CLAIMS: All Claims are either allowed or estimated for purposes of establishing a reserve on or before June 30, 2005, such that first distributions would be made in mid-2005. Final determination of all disputed Claims completed on or before December 31, 2009.

                  b. CLASSES OF CLAIMS: The estimated recoveries use the Classes of General Unsecured Claims established by the Plan are used to facilitate Creditors' ability to compare the recoveries under the Plan versus recoveries in a chapter 7 liquidation. A chapter 7 liquidation does not allow for special treatment for these Claims included in the Convenience Claim Classes under the Plan. Accordingly, Convenience Claim treatment under the Plan is inapplicable in a chapter 7, and the estimated Creditor recoveries in a chapter 7 liquidation set forth below do not include separate treatment for the classes of Convenience Claims under the Plan.

                  c. GLOBAL COMPROMISE. As noted above, it is assumed that the global compromise embodied in the Plan is approved in the chapter 7 cases. In circumstances in which a Debtor's administrative claims may exceed the value of its assets, the chapter 7 recovery estimates may be reduced in order to pay in full Allowed Administrative Claims Expense against such Debtor.

                  d. TIMING OF DISTRIBUTIONS: While it is currently contemplated that the first distributions under the Plan would commence in 2004, the Debtors anticipate that the first distribution to Creditors in a chapter 7 would not be made until mid-2005. This assumption is based, in part, upon the belief that the chapter 7 trustee would be reluctant to make interim distributions prior to the determination of at least 50% of the disputed Claims.

                  e. GUARANTY CLAIMS: The estimated recoveries use the formula, as incorporated in the Plan and described in the Disclosure Statement, whereby holders of Allowed Guaranty Claims are entitled to distributions equal to 100% of the amount of such Creditor's allocated distribution in the hypothetical non-consolidation case (i.e., the 70% scenario) and 50% of such Creditor's allocated distribution in the hypothetical consolidation scenario (i.e., the 30% scenario).

                  f. ADDITIONAL CLAIMS: The liquidation of the Debtors will result in additional Claims being satisfied under chapter 7, including, but not limited to, Claims arising from the rejection of remaining executory contracts and unexpired leases. However, due to the uncertainty as to which contracts or leases would ultimately be rejected and the determination of the amount of any rejection damages, no such Claims are included in the estimated recoveries. Accordingly, these Claims would further dilute any recoveries in a chapter 7 liquidation.

                  g. AMOUNT OF ALLOWED CLAIMS: The determination of the Allowed Claims is an uncertain process given the number of disputed, contingent and/or unliquidated claims in these Chapter 11 Cases. No order or findings have been entered by the Bankruptcy Court estimating or otherwise fixing the amount of Allowed Claims used in the Liquidation Analysis. THE ACTUAL AMOUNT OF ALLOWED CLAIMS COULD VARY MATERIALLY.

                  h. INTERCOMPANY CLAIMS. Claim amounts relating to claims of one Debtor against another Debtor and claims of non-Debtor, majority-owned affiliates against a Debtor are based on the Debtors' books and records as of the date hereof and Schedules, as the same may be updated or amended from time to time.

D. LIQUIDATION ANALYSIS

         1. CHAPTER 7 LIQUIDATION PROJECTIONS

                  The table below presents an estimated Liquidation Budget for the period including January 1, 2004 through December 31, 2006 in the event these Chapter 11 Cases are converted to chapter 7. For comparison purposes, these aggregate projections are for the same time period as included in the Reorganized Debtors' Budget found at Appendix G. Refer to the description above regarding the potential for variances.

                      LIQUIDATION ANALYSIS BUDGET - SUMMARY
                       JANUARY 1, 2004 - DECEMBER 31, 2006
                                 (In thousands)

                                                                    ESTIMATES
                                                                  --------------
NET CASH RECEIPTS:
   Trading Contracts & Receivables                                $    1,133,191
   Asset Sales & Other                                                 4,502,295
                                                                  --------------
TOTAL - NET CASH RECEIPTS                                              5,635,486
                                                                  --------------

EXPENSES:
   G&A Expenses                                                          343,045
   Other Expenses                                                        195,657
   Professional Fees                                                     446,523

                                                                  --------------
TOTAL EXPENSES                                                           985,225
                                                                  --------------


         2. ESTIMATED CREDITOR RECOVERIES IN A CHAPTER 7 LIQUIDATION

                  Relying on the assumptions and the estimated Liquidation Budget set forth above, the table below summarizes the estimated recoveries on Allowed General Unsecured Claims and Allowed Guaranty Claims for holders of general unsecured claims in a chapter 7 liquidation. For comparison purposes, the estimated recoveries under the Plan are reflected as well.

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------

     3                    EMCC                            29.5%                            30.8%

     4                     ENE                            15.9%                            17.2%

    185                    ENE                            13.2%                            14.3%

     5                     ENA                            18.9%                            19.8%

    187                    ENA                            16.2%                            17.0%

     6                    EPMI                            21.9%                            22.6%

     7                    PBOG                            75.2%                            75.6%

     8                    SSLC                           12.80%                            13.3%

     9                     EBS                            11.4%                            12.1%

     10                   EESO                            15.6%                            16.1%

     11                   EEMC                            23.5%                            24.0%

     12                   EESI                            19.0%                            19.6%

     13                    EES                            21.4%                            22.6%

     14                    ETS                            75.4%                            75.7%

     15                    BAM                             5.4%                             5.7%

     16            ENA Asset Holdings                      5.4%                             5.7%

     17                   EGLI                            10.8%                            11.2%

     18                    EGM                             5.4%                             5.7%

     19                    ENW                            14.2%                            14.9%

     20                    EIM                             5.4%                             5.7%

     21                    OEC                            13.6%                            15.0%

     22                   EECC                            15.9%                            17.1%

     23                   EEOSC                            5.4%                             5.7%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
     24               Garden State                         5.4%                             5.7%

     25                Palm Beach                          5.4%                             5.7%

     26                    TSI                            15.3%                            15.8%

     27                   EEIS                            16.6%                            17.7%

     28                  EESOMI                           46.7%                            47.1%

     29                   EFSI                            11.4%                            11.8%

     30                    EFM                            18.3%                            21.3%

     31                  EBS LP                            8.4%                             8.9%

     32                   EESNA                           12.0%                            12.5%

     33               LNG Marketing                       75.4%                            75.7%

     34                  Calypso                          75.4%                            75.7%

     35                Global LNG                         75.4%                            75.7%

     36                   EIFM                             5.4%                             5.7%

     37                   ENGMC                           22.7%                            23.6%

     38               ENA Upstream                         5.4%                             5.8%

     39                   ELFI                             9.6%                            10.1%

     40               LNG Shipping                         5.4%                             5.7%

     41                   EPSC                             6.9%                             7.6%

     42                  ECTRIC                           25.0%                            25.6%

     43          Communications Leasing                   18.8%                            19.2%

     44                   Wind                            40.1%                            40.9%

    186                   Wind                            37.4%                            38.1%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
     45               Wind Systems                        44.9%                            45.5%

     46                   EWESC                           61.4%                            62.1%

     47             Wind Maintenance                       5.4%                             5.7%

     48             Wind Constructors                     34.0%                            34.8%

     49                  EREC I                           44.9%                            45.5%

     50                  EREC II                          34.0%                            34.8%

     51                 EREC III                          61.4%                            62.1%

     52                  EREC IV                           5.4%                             5.7%

     53                  EREC V                           40.1%                            40.9%

     54                 Intratex                           5.4%                             5.7%

     55                   EPPI                             5.4%                             5.7%

     56                 Methanol                           5.4%                             5.7%

     57                 Ventures                          14.3%                            14.7%

     58              Enron Mauritius                       5.4%                             5.7%

     59              India Holdings                        5.4%                             5.7%

     60                    OPP                            75.4%                            75.7%

     61                   NETCO                           75.4%                            75.7%

     62                   EESSH                           38.6%                            40.8%

     63             Wind Development                      74.6%                            75.3%

     64                   ZWHC                             5.4%                             5.7%

     65               Zond Pacific                         5.4%                             5.7%

     66                   ERAC                            22.0%                            22.8%

     67                   NEPCO                            5.4%                             5.7%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
     68                   EPICC                            5.4%                             5.7%

     69          NEPCO Power Procurement                   5.4%                             5.7%

     70       NEPCO Services International                 5.4%                             5.7%

     71               San Juan Gas                         5.4%                             5.7%

     72                  EBF LLC                          75.4%                            75.7%

     73              Zond Minnesota                        6.8%                             7.3%

     74                   EFII                             5.4%                            20.5%

     75             E Power Holdings                      43.2%                            46.4%

     76                  EFS-CMS                           5.4%                             5.7%

     77                    EMI                            10.8%                            11.6%

     78              Expat Services                       20.7%                            23.6%

     79                  Artemis                          16.6%                            17.7%

     80                   CEMS                            19.7%                            20.7%

     81                  LINGTEC                          10.1%                            11.0%

     82                  EGSNVC                            6.5%                             7.0%

     83                   LGMC                             8.3%                             8.7%

     84                    LRC                            14.7%                            15.9%

     85                   LGMI                            12.8%                            13.5%

     86                   LRCI                            14.7%                            15.2%

     87                    ECG                             5.4%                             5.7%

     88             EnRock Management                     75.4%                            75.7%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
     89                 ECI Texas                         75.4%                            75.7%

     90                  EnRock                           44.0%                            44.4%

     91                ECI Nevada                         19.0%                            23.6%

     92              Alligator Alley                       5.4%                             5.7%

     93          Enron Wind Storm Lake I                   5.4%                             5.7%

     94                   ECTMI                           75.4%                            75.7%

     95             EnronOnline, LLC                      15.9%                            16.5%

     96          St. Charles Development                   5.4%                             5.7%

     97                 Calcasieu                          5.4%                             5.7%

     98            Calvert City Power                      5.4%                             5.7%

     99                 Enron ACS                          5.4%                             5.7%

    100                    LOA                            36.7%                            39.8%

    101                   ENIL                             6.4%                             6.9%

    102                    EI                              5.4%                             5.7%

    103                   EINT                             9.0%                            11.8%

    104                   EMDE                             7.1%                             7.5%

    105                 WarpSpeed                          5.4%                             5.7%

    106                  Modulus                          75.4%                            75.7%

    107                    ETI                             5.4%                             5.7%

    108                    DSG                             5.4%                             5.7%

    109                   RMTC                            75.4%                            75.7%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
    110                  Omicron                           5.4%                             5.7%

    111                   EFS I                           52.7%                            54.9%

    112                  EFS II                            5.4%                             5.7%

    113                  EFS III                          75.4%                            75.7%

    114                   EFS V                           75.4%                            75.7%

    115                  EFS VI                           75.4%                            75.7%

    116                  EFS VII                           5.4%                             5.7%

    117                  EFS IX                           75.4%                            75.7%

    118                   EFS X                            5.4%                             5.7%

    119                  EFS XI                            5.5%                             5.9%

    120                  EFS XII                           9.1%                             9.4%

    121                  EFS XV                            5.4%                             5.7%

    122                 EFS XVII                          75.4%                            75.7%

    123                 Jovinole                           5.4%                             5.7%

    124               EFS Holdings                        17.3%                            18.5%

    125                    EOS                            19.9%                            21.7%

    126                Green Power                        46.7%                            48.4%

    127                    TLS                            23.2%                            24.3%

    128          ECT Securities Limited                    9.2%                             9.6%
                       Partnership

    129             ECT Securities LP                      5.4%                             5.7%

    130             ECT Securities GP                      5.4%                             5.7%

    131               KUCC Cleburne                        5.4%                             5.7%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
    132                   EIAM                            75.4%                            75.7%

    133                  EBPHXI                            5.4%                             5.7%

    134                    EHC                            75.4%                            75.7%

    135                    EDM                             5.4%                            75.7%

    136                   EIKH                            75.4%                            75.7%

    137                   ECHVI                            5.4%                             5.7%

    138                   EIAC                            14.4%                            75.7%

    139                  EBPIXI                            5.4%                             5.7%

    140                 Paulista                           5.4%                             5.7%

    141                   EPCSC                           75.4%                            75.7%

    142             Pipeline Services                      5.4%                             5.7%

    143                   ETPC                            75.4%                            75.7%

    144                   ELSC                            75.4%                            75.7%

    145                   EMMS                             6.6%                             8.1%

    146                   ECFL                            75.4%                            75.7%

    147                   EPGI                            75.4%                            75.7%

    148          Transwestern Gathering                   75.4%                            75.7%

    149              Enron Gathering                      75.4%                            75.7%

    150                    EGP                             5.5%                             5.8%

    151                   EAMR                             5.4%                             5.7%

    152                   EBPHI                           18.2%                            21.8%

    153                   EBHL                            10.9%                            11.9%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
    154         Enron Wind Storm Lake II                   5.4%                             5.7%

    155                   EREC                             9.0%                             9.4%

    156                  EA III                           20.1%                            21.0%

    157                   EWLB                            26.7%                            27.4%

    158                    SCC                            18.2%                            19.7%

    159                  EFS IV                           26.8%                            27.2%

    160                 EFS VIII                          42.3%                            42.8%

    161                 EFS XIII                          75.4%                            75.7%

    162                    ECI                             9.2%                             9.7%

    163                    EPC                            28.9%                            31.2%

    189                    EPC                            26.2%                            28.4%

    164              Richmond Power                        5.4%                             5.7%

    165                  ECTSVC                           11.7%                            12.7%

    166                    EDF                            16.7%                            20.1%

    167                   ACFI                            11.9%                            13.6%

    188                   ACFI                             9.2%                            10.7%

    168                    TPC                            66.6%                            75.7%

    169                  APACHI                           30.2%                            33.0%

    170                    EDC                            15.7%                            17.6%

    171                    ETP                            75.4%                            75.7%

    172                    NSH                            75.4%                            75.7%

    173            Enron South America                    17.7%                            25.7%

                                             CHAPTER 7 LIQUIDATION RECOVERY
                                                 % REFLECTING 30/70 PLAN
 PLAN CLASS              DEBTOR                        COMPROMISE                     PLAN RECOVERY %
 ----------             --------             ------------------------------           ---------------
    174                   EGPP                            49.5%                            56.2%

    175               Cabazon Power                       75.4%                            75.7%

    176             Cabazon Holdings                      75.4%                            75.7%

    177              Enron Caribbean                      11.7%                            16.4%

    178              Victory Garden                        5.4%                             5.7%

    179               Oswego Cogen                         8.1%                             8.4%

    180                   EEPC                            17.7%                            19.0%

    181                    PGH                            54.8%                            54.8%

    182                    PTC                             0.0%                             0.0%

                 APPENDIX M: SUBSTANTIVE CONSOLIDATION ANALYSIS

                 APPENDIX M: SUBSTANTIVE CONSOLIDATION ANALYSIS

A.    EQUITABLE REMEDY OF SUBSTANTIVE CONSOLIDATION

            Substantive consolidation is a judicially created equitable remedy whereby the assets and liabilities of two or more entities are pooled, and the pooled assets are aggregated and used to satisfy the claims of creditors of all the consolidated entities. Typically, substantive consolidation eliminates intercompany claims and any issues concerning ownership of assets among the consolidated entities, as well as guaranty claims against any consolidated entity that guaranteed the obligations of another consolidated entity. As explained in Union Savings Bank v. Augie/Restivo Baking Co. (In re Augie/Restivo Baking Co.), 860 F.2d 515, 518 (2d Cir. 1988), the "sole purpose of substantive consolidation is to ensure the equitable treatment of all creditors." The federal court of appeals with jurisdiction over these Chapter 11 Cases has articulated a two-fold, disjunctive test for substantive consolidation: (i) whether creditors dealt with the entities as a single economic unit and did not rely on their separate identity in extending credit such that consolidation is fair from the vantage point of creditor expectations, taking into account any prejudice to particular creditors resulting from the consolidation, or (ii) whether the assets and liabilities of the entities in question are sufficiently entangled such that the process of untangling them would be so time-consuming and costly that it is not in the interest of the creditors to complete that process. Whether substantive consolidation is appropriate in a given case requires an intensive analysis of the facts pertaining to each entity proposed to be consolidated, including, but not limited to, the relationships and transactions among the entities in question and each entity's disclosures to and transactions with creditors.

B.    DILIGENCE PROCESS

            Following the Initial Petition Date, the Debtors undertook a diligence process to ascertain whether substantive consolidation would be an appropriate remedy for some or all of the Debtors in these Chapter 11 Cases. As part of this process, the Debtors reviewed and considered the Debtors' books and records, public filings, key contracts, and other documents, as well as the facts and legal theories underlying various related inter-estate issues. In addition, they conducted numerous interviews of current and former employees, analyzed the relevant legal standards, and evaluated the relationships between certain of the Debtors and their largest Creditors.

            Through this process, the Debtors concluded that, for each of the Debtors, there are relevant facts weighing both for and against substantive consolidation. Among the many facts considered relevant to the substantive consolidation analysis, there are certain universal or nearly universal facts, including, but not limited to, the following:

                  (i) each of the Debtors was able to prepare and file separate Schedules listing their prepetition assets and liabilities;

                  (ii) separate books and records were maintained for each of the Debtors prepetition;

                  (iii) prepetition, a consolidated federal tax return was filed including most of the Debtors but, to the extent applicable, individual state tax returns were prepared and filed for each of the Debtors;

                  (iv) prepetition, each of the Debtors observed corporate formalities including conducting periodic board meetings and annual shareholder meetings; however, other than the meetings held for ENE, the vast majority of these meetings were by written consent, rather than through in-person meetings involving debate and discussion;

                  (v) for substantially all of the Debtors, overlap existed as to the officers and directors of each Debtor and the officers and directors of other Debtors;

                  (vi) substantially all of the Debtors directly or indirectly participated in the centralized cash-management system maintained by ENE prepetition;

                  (vii) substantially all of the Debtors received direct or indirect prepetition credit support from ENE through intercompany loans (whether directly to the Debtor or indirectly to the Debtor through the Debtor's parent(s)), guaranties, indemnities, or other means of support;

                  (viii) with very few exceptions, prior to the Initial Petition Date, none of the Debtors disseminated financial information to creditors or potential creditors or otherwise made such information available other than the consolidated financial statements of ENE and its subsidiaries;

                  (ix) of the Debtors, ENE was the only entity with a credit rating by the major domestic rating agencies, and ENA became unable to continue its business operations upon the downgrade of ENE's credit rating.

                  (x) although some costs were allocated to subsidiaries, prepetition, ENE absorbed substantial overhead costs for most (if not all) of the Debtors;

                  (xi) substantially all of the Debtors utilized ENE's centralized services for risk management, insurance procurement, legal, benefits and similar services;

                  (xii) although the internal transaction approval process for all of the Debtors did not expressly require approval of the board of the entity engaged in the transaction, it did require, depending on the dollar amount and type of transaction, approval by the head of the applicable business unit (who might not be an officer or director of that entity), the head of the applicable business segment (who might not be an officer or director of that entity), the Office of the Chair of ENE, and/or the Board of Directors of ENE; and

                  (xiii) Enron accounting policies permitted non-cash settlements of intercompany obligations by transferring intercompany receivables to ENE in exchange for a receivable from ENE and intercompany payables to ENE in exchange for a payable to ENE. After the completion of a non-cash settlement, the entity with the original payable would have a payable to ENE. The entity with the original receivable would have a receivable from ENE. For example, if EGM had a $1 million receivable from ENA, EGM would exchange its receivable from ENA for a $1 million receivable from ENE and ENA would exchange its payable to EGM for a $1 million payable to ENE. This would leave ENA with no liability to EGM (and EGM no receivable from ENA); ENA would have a $1 million payable to ENE and ENE would have a $1 million payable to EGM.

            The foregoing provides a brief summary of the facts weighing both for and against substantive consolidation. In addition, the matrices set forth below contain a more detailed listing of common facts relevant to this analysis as compiled by the Debtors. While there are additional relevant facts applicable to most of the Debtors, there are also extensive entity-specific facts. Because of the complexity of these Chapter 11 Cases and the fact-intensive nature of the inquiry, it is impossible to include an exhaustive analysis of these issues for each and every Debtor. The overwhelming incidence of common facts relevant to this analysis provides the basis for inclusion of all of the Debtors (other than the Portland Debtors) in the Plan compromise.

C.    VARIANCE

            Because substantive consolidation is an equitable doctrine that is not easily quantifiable, and because no single factor is dispositive as to whether substantive consolidation is appropriate in a given circumstance, the matrices below do not correlate to ascribing specific probabilities. Such an assessment is inherently subjective and the relevance of the underlying data may be subject to differing interpretations. Although advisors to the Debtors have reviewed the accuracy of the data compiled by the Debtors, no representations can be made that the information is correct or complete. In addition, these matrices merely summarize the factual findings reached by the Debtors after performing diligence so as to provide a basis for Creditors and the Bankruptcy Court to find that the Plan's global compromise is within the range of reasonableness for each of the Debtors (other than the Portland Debtors). These summary findings are not comprehensive as to each factor or all factual data relevant to substantive consolidation. Moreover, as summaries, the matrices may not reflect certain nuances in the factual data relevant to substantive consolidation that do not lend themselves to easy categorization as to whether they support or refute substantive consolidation. The number of questions on the matrices answered "S/C," for arguably supportive of substantive consolidation, or "No S/C," for arguably supportive of no substantive consolidation is not indicative of the likelihood of substantive consolidation because not all factors are equally probative of substantive consolidation. Rather, the presence of "S/C" and "No S/C" factors demonstrates the reason why the Debtor is included in the 30/70 compromise as falling within the range of reasonableness.

D.    ASSUMPTIONS

            The following are significant assumptions and limitations underlying the information contained in the matrices:

      1. The Portland Debtors were excluded from the analysis on substantive consolidation because, in contrast to the other Debtors, the Portland Debtors were not integrated into the Enron Companies' centralized processes. Specifically, the Portland Debtors did not:
            (i) participate in the centralized cash management process at any time, (ii) regularly obtain credit support in the form of guaranties, indemnities, or related support, or (iii) typically utilize the centralized accounting, information services, legal, risk assessment, insurance, and/or tax services provided by ENE to most other Enron Companies. On a day to day basis, the Portland Debtors were operated separate and apart from the Other Enron Companies without the involvement of senior management at ENE.

      2. The 5 EREC Debtors were not included in the substantive consolidation analysis because they were not in existence as of the period of review (prior to December 2, 2001). The EREC Debtors were created immediately prior to the bankruptcy filing of the Wind Entities on February 20, 2002, as LLC entities to succeed the Wind corporate entities in conjunction with the asset sale to GE Power Systems.

      3. In responding to question 1, regarding whether, as of the Initial Petition Date, the Debtor was directly or indirectly wholly owned by ENE, the chart for some Debtors may reflect that the answer to this question is undetermined at this time due to a variety of factors, including potential litigation. The Debtors reserve their right to assert that these entities are wholly owned by ENE. As of the Initial Petition Date, three debtors were not wholly owned by ENE:
            EnRock Management, LLC, EnRock, LP, and EPower Holdings Corp.

      4. In preparing the responses to Question 4, regarding whether a Debtor was charged for the use of ENE's legal address, office space, or other facilities, the Debtors reviewed intercompany accounts for each Debtor to determine if any charge was incurred.

      5. In answer to Questions 11 and 12 regarding any overlap between directors or executives of a Debtor and those of ENE or other Debtors, there were 21 directors or executives of ENE who collectively served as directors or executives of 118 other Debtors. For purposes of this analysis, "executives" were considered to be anyone holding the title of vice president or above. Please refer to the individual schedules below for additional detail.

      6. Regarding Question 22, on whether in the 18 months preceding the Initial Petition Date Debtor received funding for its business activities from ENE, the responses are limited to the time period 18 months prior to the Initial Petition

            Date because data before this date was not readily available given that the Debtors converted to a new computerized accounting system at that time. The difficulty in reconstructing financial information prior to this 18-month period has been cited by proponents of substantive consolidation as a basis for such remedy.

      7. Regarding Question 22, on whether in the 18 months preceding the Initial Petition Date Debtor received funding for its business activities from ENE, the responses were calculated by looking at intercompany balance detail for intercompany accounts recorded as well as any formal intercompany loans. The responses to this question do not reflect any funding from intercompany cash "circles." Refer to Appendix N.D.2., "Cash Circles," for additional information.

      8. Interested parties should refer to Appendix C for information regarding whether Debtors have any outstanding prepetition payables to other Debtors or prepetition receivables from other Debtors.

E.    SUBSTANTIVE CONSOLIDATION MATRIX

SUMMARY OF SUBSTANTIVE CONSOLIDATION FACTORS

                                                   SUMMARY OF FINDINGS                           SUMMARY OF CONCLUSIONS
                                           --------------------------------------   ---------------------------------------------
#                 FACTOR                   YES   YES %   NO    NO %   N/A   N/A %   S/C   S/C %   NO S/C   NO S/C %   N/A   N/A %
    AS OF THE INITIAL PETITION DATE, WAS
    DEBTOR DIRECTLY OR INDIRECTLY WHOLLY
1   OWNED BY ENE?                          168    97%      3     2%     2     1%    168    97%        3         2%      2     1%

    WAS DEBTOR'S LEGAL ADDRESS 1400
2   SMITH STREET, HOUSTON, TEXAS?          114    66%     59    34%    --     0%    114    66%       59        34%     --     0%

    DID DEBTOR SHARE OFFICE SPACE OR
3   OTHER FACILITIES WITH ENE?              27    16%    145    84%     1     1%     27    16%      145        84%      1     1%

    IF EITHER OF THE TWO PRECEDING
    QUESTIONS WERE ANSWERED "YES," WAS
    DEBTOR CHARGED FOR THE USE OF SUCH
    LEGAL ADDRESS, OFFICE SPACE OR
4   OTHER FACILITIES?                       24    14%     90    52%    59    34%     90    52%       24        14%     59    34%

    PRIOR TO THE INITIAL PETITION DATE,
    WERE SEPARATE BOOKS AND RECORDS
5   MAINTAINED FOR DEBTOR?                 171    99%      2     1%    --     0%      2     1%      171        99%     --     0%

    DID DEBTOR FILE SCHEDULES OF
    LIABILITIES REFLECTING DEBTOR'S
6   LIABILITIES AS OF ITS PETITION DATE?   173   100%     --     0%    --     0%     --     0%      173       100%     --     0%

    DID DEBTOR FILE SCHEDULES OF ASSETS
    REFLECTING DEBTOR'S ASSETS AS OF ITS
7   PETITION DATE?                         173   100%     --     0%    --     0%     --     0%      173       100%     --     0%

    WAS DEBTOR IDENTIFIED AS LEGAL
8   EMPLOYER OF ANY EMPLOYEES?              47    27%    126    73%    --     0%    126    73%       47        27%     --     0%

    IF DEBTOR UTILIZED SUPPORT SERVICES
    (INCLUDING, BUT NOT LIMITED TO,
    ACCOUNTING, INFORMATION SERVICES,
    LEGAL, RISK ASSESSMENT, INSURANCE,
    AND/OR TAX) PROVIDED BY ENE, WAS
    DEBTOR CHARGED FOR UTILIZING SUCH
9   SUPPORT SERVICES?                       14     8%    158    91%     1     1%    158    91%       14         8%      1     1%

    IF DEBTOR UTILIZED THE SERVICES OF
    EMPLOYEES OF ENRON SERVICE
    COMPANIES, EXCLUDING ENE, WAS DEBTOR
    CHARGED FOR THE USE OF SUCH
10  EMPLOYEES?                              56    32%    117    68%    --     0%    117    68%       56        32%     --     0%

    DURING THE TWO YEARS PRIOR TO THE
    INITIAL PETITION DATE, WAS THERE AN
    OVERLAP BETWEEN DIRECTORS/EXECUTIVES
    OF DEBTOR AND DIRECTORS/EXECUTIVES
    OF ENE? IF YES, HOW MANY INDIVIDUALS
11  OVERLAPPED?                            118    68%     54    31%     1     1%    118    68%       54        31%      1     1%

    DURING THE TWO YEARS PRIOR TO THE
    INITIAL PETITION DATE, WAS THERE AN
    OVERLAP BETWEEN DIRECTORS/EXECUTIVES
    OF DEBTOR AND DIRECTORS/EXECUTIVES
    OF DEBTORS OTHER THAN ENE? IF YES,
12  HOW MANY INDIVIDUALS OVERLAPPED?       154    89%     19    11%    --     0%    154    89%       19        11%     --     0%

    AS OF THE INITIAL PETITION DATE, DID
    DEBTOR PARTICIPATE IN THE ENE
13  CENTRALIZED CASH MANAGEMENT SYSTEM?     83    48%     90    52%    --     0%     83    48%       90        52%     --     0%

    WAS DEBTOR INCLUDED IN ENE'S 2001
    CONSOLIDATED FEDERAL INCOME TAX
14  RETURNS?                               129    75%     44    25%    --     0%    129    75%       44        25%     --     0%

    DID DEBTOR FILE SEPARATE STATE OR
15  LOCAL TAX RETURNS?                     124    72%     49    28%    --     0%     49    28%      124        72%     --     0%

    WAS DEBTOR INCLUDED IN ENE'S
    CONSOLIDATED PUBLICLY DISSEMINATED
16  FINANCIAL REPORTS?                     173   100%     --     0%    --     0%    173   100%       --         0%     --     0%

    DID DEBTOR DISSEMINATE DEBTOR-
    SPECIFIC FINANCIAL INFORMATION SUCH
    THAT A THIRD PARTY COULD ASSESS
    DEBTOR'S SEPARATE CREDITWORTHINESS
17  PRIOR TO EXTENDING CREDIT?               2     1%    171    99%    --     0%    171    99%        2         1%     --     0%

    WAS DEBTOR GIVEN A CREDIT RATING
    SEPARATE AND APART FROM ENE'S CREDIT
18  RATING?                                 --     0%    172    99%     1     1%    172    99%       --         0%      1     1%

    DID DEBTOR RECEIVE ENE CREDIT
19  SUPPORT IN THE FORM OF GUARANTIES?      46    27%    126    73%     1     1%     46    27%      126        73%      1     1%

    DID DEBTOR RECEIVE ENE CREDIT
    SUPPORT IN THE FORM OF AN ENE
    GUARANTY OF AN AFFILIATE'S GUARANTY
20  OF DEBTOR'S OBLIGATIONS?                 2     1%    170    98%     1     1%      2     1%      170        98%      1     1%

    DID DEBTOR RECEIVE CREDIT SUPPORT IN
    THE FORM OF LETTERS OF CREDIT ISSUED
21  BY ENE ON ITS BEHALF?                   26    15%    146    84%     1     1%     26    15%      146        84%      1     1%

    IN THE EIGHTEEN MONTHS PRECEDING THE
    INITIAL PETITION DATE, DID DEBTOR
    RECEIVE FUNDING FOR ITS BUSINESS
22  ACTIVITIES FROM ENE?                    77    45%     95    55%     1     1%     77    45%       95        55%      1     1%

    DID DEBTOR TRANSACT SUBSTANTIALLY
    ALL OF ITS BUSINESS WITH ONE OR MORE
23  OF THE OTHER ENRON COMPANIES?          101    58%     72    42%    --     0%    101    58%       72        42%     --     0%

    WAS DEBTOR REQUIRED TO SUBMIT
    MATERIAL TRANSACTIONS FOR APPROVAL
    TO THE ENE BOARD, ENE OFFICE OF THE
    CHAIR AND/OR ENE RISK ASSESSMENT AND
24  CONTROL GROUP?                         173   100%     --     0%    --     0%    173   100%       --         0%     --     0%

    IN ADDITION TO ANY APPROVALS
    REQUIRED AT THE ENE LEVEL, DID
    DEBTOR SUBMIT MATERIAL TRANSACTIONS
25  TO ITS OWN BOARD FOR APPROVAL?          53    31%    119    69%     1     1%    119    69%       53        31%      1     1%

    DID DEBTOR CONDUCT ALL STATUTORILY
    OR OTHERWISE REQUIRED BOARD (FOR
    CORPORATIONS) OR MANAGEMENT/
    PARTNERSHIP MEETINGS (FOR LIMITED
    LIABILITY COMPANIES AND
26  PARTNERSHIPS)?                         173   100%     --     0%    --     0%     --     0%      173       100%     --     0%

    IF EITHER OF THE TWO PRECEDING
    QUESTIONS WERE ANSWERED "YES," WERE
    THE DECISIONS SUBSTANTIALLY ALL MADE
    OR MEETINGS SUBSTANTIALLY ALL HELD
27  BY WRITTEN CONSENT?                    169    98%      3     2%     1     1%    169    98%        3         2%      1     1%

    IF DEBTOR WAS FORMED BY THE ENRON
    COMPANIES, WERE ALL CORPORATE
    FORMALITIES OBSERVED IN THE
28  FORMATION?                             129    75%     --     0%    44    25%     --     0%      129        75%     44    25%

    RATHER THAN SETTLING INTERCOMPANY
    OBLIGATIONS IN CASH, DID THE DEBTOR
    EVER SETTLE INTERCOMPANY BALANCES
    WITH ENRON ENTITIES OTHER THAN ENE
    BY TRANSFERRING INTERCOMPANY
29  OBLIGATIONS TO ENE?                    102    59%     70    40%     1     1%    102    59%       70        40%      1     1%

    AS OF THE INITIAL PETITION DATE, WAS
    THE DEBTOR OBLIGATED ON INTERCOMPANY
    PAYABLES TO FIVE OR MORE OF THE
30  OTHER DEBTORS?                          52    30%    121    70%    --     0%     52    30%      121        70%     --     0%

    AS OF THE INITIAL PETITION DATE, WAS
    THE DEBTOR HOLDING INTERCOMPANY
    RECEIVABLES FROM FIVE OR MORE OF THE
31  OTHER DEBTORS?                          35    20%    138    80%    --     0%     35    20%      138        80%     --     0%

Debtor:                                             Artemis Associates, L.L.C.
As of 12/2/01, Direct Subsidiary of:                Omicron Enterprises, Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            77



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Atlantic Commercial Finance, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Corp
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1995
Debtor #                                       165



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No       S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                          Yes, 4 of 6        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                       Yes, 6        S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        BAM Lease Company
As of 12/2/01, Direct Subsidiary of:           Enron Corp.
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 2000
Debtor #                                       13



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes, 2    S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No      No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No      No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                     Cabazon Holdings L.L.C.
As of 12/2/01, Direct Subsidiary of:        Enron Wind Cabazon Funding LLC - 99%
                                             Enron Wind Cabazon LLC - 1%
Business Segment as of 12/2/01:             Corp & Other
Formed or Acquired by Enron Companies:      Formed 1999
Debtor #                                    176


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes,2     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Cabazon Power Partners LLC
As of 12/2/01, Direct Subsidiary of:                Cabazon Holdings LLC
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            175



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        No        S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                     Calcasieu Development Company,
                                            L.L.C.
As of 12/2/01, Direct Subsidiary of:        Delta Land Development Company,
                                            L.L.C.
Business Segment as of 12/2/01:             Wholesale
Formed or Acquired by Enron Companies:      Formed 2000
Debtor #                                    95



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 2 of 8    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8     No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Calvert City Power I, L.L.C.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            96



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   7         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Calypso Pipeline, LLC
As of 12/2/01, Direct Subsidiary of:                Enron Global LNG LLC
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            32



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 3      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Clinton Energy Management
                                                       Services, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Formed 1996
Debtor #                                            78


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   16        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 16      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes       S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           DataSystems Group Inc.
As of 12/2/01, Direct Subsidiary of:              Enron Broadband Services, Inc.
Business Segment as of 12/2/01:                   Broadband
Formed or Acquired by Enron Companies:            Acquired 1999
Debtor #                                          106



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   8         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 8       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             E Power Holdings Corp.
As of 12/2/01, Direct Subsidiary of:                Enron NipponHoldings LLC 76%
                                                     remaining 24% held by
                                                     non-Enron entities.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 1999
Debtor #                                            73



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 No       No S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 2
     executives of ENE? If yes, how many individuals overlapped?                                  of 12      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 6      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EBF LLC
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            70



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           ECI-Nevada Corp.
As of 12/2/01, Direct Subsidiary of:              Enron Broadband Services, Inc
Business Segment as of 12/2/01:                   Broadband
Formed or Acquired by Enron Companies:            Formed 1999
Debtor #                                          89



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A      N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                                 Yes,
     executives of ENE? If yes, how many individuals overlapped?                                  3 of 6     S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 6     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            ECI-Texas, L.P.
As of 12/2/01, Direct Subsidiary of:               General Partner -
                                                    Enron Communications, Inc. -
                                                    1% Limited Partner -
                                                    ECI-Nevada Corp. - 99%
Business Segment as of 12/2/01:                    Broadband
Formed or Acquired by Enron Companies:             Formed 1999
Debtor #                                           87



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                                 No       No S/C
     executives of ENE? If yes, how many individuals overlapped?

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                    No       S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           ECT Merchant Investments Corp.
As of 12/2/01, Direct Subsidiary of:              Enron North America
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1998
Debtor #                                          92



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 5 of
     executives of ENE? If yes, how many individuals overlapped?                                   10        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 10     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             ECT Securities GP Corp.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            128



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   5         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    ECT Securities Limited Partnership
As of 12/2/01, Direct Subsidiary of:       GP - ECT Securities GP Corp. (.01%)
                                            LP - ECT Securities LP Corp. (99.9%)
Business Segment as of 12/2/01:            Wholesale
Formed or Acquired by Enron Companies:     Formed 1998
Debtor #                                   126


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             ECT Securities LP Corp.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            127



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 1      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             ECT Strategic Value Corp.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1985
Debtor #                                            163



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 6 of
     executives of ENE? If yes, how many individuals overlapped?                                   11        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 11     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EES Service Holdings, Inc.
As of 12/2/01, Direct Subsidiary of:         EFS Holdings Inc. 54%, Enron Energy
                                              Services Operations, Inc. 46%
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Formed 2001
Debtor #                                     60


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 2 of 7   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 7       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EESO Merchant Investments,
                                                     Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Energy Services
                                                     Operations, Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            26



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes,2 of 10   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes,9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EPS Construction Management
                                                    Services, Inc.
As of 12/2/01, Direct Subsidiary of:                EFS Holdings Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            74



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EFS Holdings, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Facility Services
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquired 1998
Debtor #                                            122



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 1
     executives of ENE? If yes, how many individuals overlapped?                                  of 5       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EFS I, Inc., fka Limbach
                                                    Facility Services, Inc.
As of 12/2/01, Direct Subsidiary of:                EFS Holdings Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquired 1998
Debtor #                                            109



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 1
     executives of ENE? If yes, how many individuals overlapped?                                  of 13      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       EFS II, Inc., fka EFS
                                              Construction  and Services Company
As of 12/2/01, Direct Subsidiary of:          Enron Facility Services
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Acquired 1998
Debtor #                                      110



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 1
     executives of ENE? If yes, how many individuals overlapped?                                  of 6       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EFS III, Inc., fka EFG
                                                    Holdings, Inc.
As of 12/2/01, Direct Subsidiary of:                EFS I, Inc.
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquired 1998
Debtor #                                            111



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 1 of
     executives of ENE? If yes, how many individuals overlapped?                                   8         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         EFS IV, Inc., fka Williard, Inc.
As of 12/2/01, Direct Subsidiary of:            EFS III, Inc
Business Segment as of 12/2/01:                 Retail
Formed or Acquired by Enron Companies:          Acquired 1998
Debtor #                                        157



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 1 of 6   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EFS IX, Inc.
As of 12/2/01, Direct Subsidiary of:                EFS VIII, Inc.
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquired 1998
Debtor #                                            115



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 3      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         EFS V, Inc., fka Williard Inc.
                                                Investment Company
As of 12/2/01, Direct Subsidiary of:            EFS IV, Inc
Business Segment as of 12/2/01:                 Retail
Formed or Acquired by Enron Companies:          Acquired 1998
Debtor #                                        112



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 1 of 4    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 3      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      EFS VI, LP, fka Williard Plumbing
                                               Company, L.P.
As of 12/2/01, Direct Subsidiary of:         EFS IV, Inc
Business Segment as of 12/2/01:              Retail
Formed or Acquired by Enron Companies:       Acquired 1998
Debtor #                                     113



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A        N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A        N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EFS VII, Inc. fka Limbach
                                                    Company Holding Company
As of 12/2/01, Direct Subsidiary of:                EFS I, Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquired 1998
Debtor #                                            114



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes,5     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EFS VIII, Inc. fka Limbach
                                                    Company
As of 12/2/01, Direct Subsidiary of:                EFS VII, Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquired 1998
Debtor #                                            158



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 3     No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           EFS X, Inc., fka Marlin
                                                    Electric, Inc.
As of 12/2/01, Direct Subsidiary of:              EFS VIII, Inc
Business Segment as of 12/2/01:                   Retail
Formed or Acquired by Enron Companies:            Acquired 1998
Debtor #                                          116


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A      N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 3       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A      N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EFS XI, Inc. fka PBM
                                                    Mechanical, Inc.
As of 12/2/01, Direct Subsidiary of:                EFS VIII, Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquired 1998
Debtor #                                            117



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes,4      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    EFS XII, Inc., fka MEP Services, Inc.
As of 12/2/01, Direct Subsidiary of:       EFS VIII, Inc
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Acquired 1998
Debtor #                                   118



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 4      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes       No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No        No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No        No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No        No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    EFS XV, Inc. fka Mechanical
                                            Professional Services, Inc.
As of 12/2/01, Direct Subsidiary of:       EFS I, Inc.
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Acquired 1998
Debtor #                                   119



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 1 of 9    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                     EFS XVII, Inc. fka Harper Mechanical
                                             Corporation Investment Company
As of 12/2/01, Direct Subsidiary of:        EFS XIII, Inc.
Business Segment as of 12/2/01:             Retail
Formed or Acquired by Enron Companies:      Acquired 1998
Debtor #                                    120




  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 3      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EGP Fuels Company
As of 12/2/01, Direct Subsidiary of:                Enron Corp
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Formed 1992
Debtor #                                            148



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EGS New Ventures Corp.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            80



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   8         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         ENA Asset Holdings L.P.
As of 12/2/01, Direct Subsidiary of:            Peregrine I LLC - .10% LP
                                                Whitewing Associates L.P. -
                                                99.89% LP
                                                Blue Heron I LLC - 0.1% - GP
Business Segment as of 12/2/01:                 Wholesale
Formed or Acquired by Enron Companies:          Formed 1999
Debtor #                                        14


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                           Undetermined    N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No       S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes      No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             ENA Upstream Company, LLC
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            36



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                           Yes, 2 of 6       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 6       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   EnRock Management, LLC
As of 12/2/01, Direct Subsidiary of:      Enron Broadband Services, Inc. - 50% -
                                           Managing Member* CapRock Fiber
                                           Network, Ltd. - 50%
Business Segment as of 12/2/01:           Broadband
Formed or Acquired by Enron Companies:    Formed 1999
Debtor #                                  86



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 No       No S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                  EnRock, L.P.
As of 12/2/01, Direct Subsidiary of:     General Partner: Enrock Management, LLC
                                          - 1% Limited Partners: CapRock Fiber
                                          Network, Ltd. 49.5% ECI-Texas, L.P.
                                          49.5%
Business Segment as of 12/2/01:          Broadband
Formed or Acquired by Enron Companies:   Formed 1999
Debtor #                                 88






  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 No       No S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Acquisition III Corp.
As of 12/2/01, Direct Subsidiary of:       Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Formed 1998
Debtor #                                   154



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   20        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 20      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron ACS, Inc.
As of 12/2/01, Direct Subsidiary of:                LOA, Inc.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1985
Debtor #                                            97



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                                 Yes
     executives of ENE? If yes, how many individuals overlapped?                                3 of 6       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 6       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Alligator Alley
                                                       Pipeline Company
As of 12/2/01, Direct Subsidiary of:                Enron Transportation
                                                       Services, LLC
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            90


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 4       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Asia Pacific/Africa/
                                                      China LLC
As of 12/2/01, Direct Subsidiary of:                Atlantic Commercial Finance
                                                      Inc.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1999
Debtor #                                            167



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   8         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 8       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Asset Management
                                                       Resources, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Transportation
                                                       Services Company
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            149


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Brazil Power Holdings
                                                      I Ltd.
As of 12/2/01, Direct Subsidiary of:                Enron South America LLC
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1997
Debtor #                                            150


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 1 of
     executives of ENE? If yes, how many individuals overlapped?                                   7         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 7       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron Brazil Power Holdings XI Ltd.
As of 12/2/01, Direct Subsidiary of:         Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:              Wholesale
Formed or Acquired by Enron Companies:       Formed 1997
Debtor #                                     131



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 2 of 6    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 6       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron Brazil Power Investments XI
                                               Ltd.
As of 12/2/01, Direct Subsidiary of:         Enron Brazil Power Holdings XI Ltd
Business Segment as of 12/2/01:              Wholesale
Formed or Acquired by Enron Companies:       Formed 1997
Debtor #                                     137


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 2 of 6    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 6       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Broadband Services, Inc.
As of 12/2/01, Direct Subsidiary of:             Enron Communications Group
Business Segment as of 12/2/01:                  Broadband
Formed or Acquired by Enron Companies:           Acquired 1997
Debtor #                                         7



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 5 of 15   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 13      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Broadband Services, L.P.
As of 12/2/01, Direct Subsidiary of:           Enron Bandwith, Inc
Business Segment as of 12/2/01:                Broadband
Formed or Acquired by Enron Companies:         Formed 2000
Debtor #                                       29



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Capital & Trade
                                                    Resources International
                                                    Corp.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1995
Debtor #                                            40



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 4
     executives of ENE? If yes, how many individuals overlapped?                                  of 11      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Caribbean Basin LLC
As of 12/2/01, Direct Subsidiary of:                Atlantic Commercial Finance
                                                    Inc
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1999
Debtor #                                            177



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 4
     executives of ENE? If yes, how many individuals overlapped?                                  of 11      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 11     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron Caribe VI Holdings Ltd.
As of 12/2/01, Direct Subsidiary of:               Enron Caribbean Basin LLC
Business Segment as of 12/2/01:                    Wholesale
Formed or Acquired by Enron Companies:             Formed 1998
Debtor #                                           135



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 2
     executives of ENE? If yes, how many individuals overlapped?                                  of 8       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Commercial Finance Ltd.
As of 12/2/01, Direct Subsidiary of:              52% owned by Tombstone Assets,
                                                  LLCE and 48% owned by Enron
                                                  Global Equity Ltd.
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1995
Debtor #                                          144



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 2
     executives of ENE? If yes, how many individuals overlapped?                                  of 7       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Enron Communications Group, Inc.
As of 12/2/01, Direct Subsidiary of:            Enron Corp.
Business Segment as of 12/2/01:                 Broadband
Formed or Acquired by Enron Companies:          Acquired 1997
Debtor #                                        85



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 3
     executives of ENE? If yes, how many individuals overlapped?                                  of 8       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Communications Leasing Corp
As of 12/2/01, Direct Subsidiary of:           Enron Broadband Services, Inc
Business Segment as of 12/2/01:                Broadband
Formed or Acquired by Enron Companies:         Formed 1999
Debtor #                                       41


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 3 of 9    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Enron Corp. (f/k/a Enron Oregon Corp)
As of 12/2/01, Direct Subsidiary of:      N/A
Business Segment as of 12/2/01:           Corp of Other
Formed or Acquired by Enron Companies:    Formed 1996
Debtor #                                  2



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 N/A       N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   N/A       N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             N/A       N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   N/A       N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 14     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                N/A       N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                              N/A       N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  N/A       N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  N/A       N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  N/A       N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   N/A       N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      No       No S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     N/A       N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Credit Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Credit Holdings Inc.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            106



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   5         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 4      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Development Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Power Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            168



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 4 of 8    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 7       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes        S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron Development Funding Ltd
As of 12/2/01, Direct Subsidiary of:         Enron Asia Pacific/Africa/China LLC
Business Segment as of 12/2/01:              Wholesale
Formed or Acquired by Enron Companies:       Formed 1995
Debtor #                                     164



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A      N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes, 2 of 2  S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 2     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      No       No S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron Development Management Ltd
As of 12/2/01, Direct Subsidiary of:         Enron Asia Pacific/Africa/China LLC
Business Segment as of 12/2/01:              Wholesale
Formed or Acquired by Enron Companies:       Formed 1996
Debtor #                                     133



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes, 1 of 6  S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 6      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron do Brazil Holdings Ltd.
As of 12/2/01, Direct Subsidiary of:               Enron South America LLC
Business Segment as of 12/2/01:                    Wholesale
Formed or Acquired by Enron Companies:             Formed 1996
Debtor #                                           151



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 1 of 7   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 7       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                 Enron Energy Information Solutions, Inc.
As of 12/2/01, Direct Subsidiary of:    Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:         Retail
Formed or Acquired by Enron Companies:  Acquired 1996
Debtor #                                25



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                             Yes, 3 of 17    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 17     No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Energy Marketing Corp.
As of 12/2/01, Direct Subsidiary of:       Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Acquired 1997
Debtor #                                   9



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 3 of 16   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 16      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                Enron Energy Services North America, Inc.
As of 12/2/01, Direct Subsidiary of:   Enron Energy Services Operations, Inc
Business Segment as of 12/2/01:        Retail
Formed or Acquired by Enron Companies: Acquired 1997
Debtor #                               30



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 2 of 18   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 18      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                  Enron Energy Services Operations, Inc.
As of 12/2/01, Direct Subsidiary of:     Enron Energy Services LLC
Business Segment as of 12/2/01:          Retail
Formed or Acquired by Enron Companies:   Formed 1997
Debtor #                                 8



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 2 of       S/C
                                                                                                    19
 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                       Yes, 19        S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes        S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes       No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                 Yes         S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             No     No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                  Enron Energy Services, Inc.
As of 12/2/01, Direct Subsidiary of:     Enron Energy Services Operations, Inc.
Business Segment as of 12/2/01:          Retail
Formed or Acquired by Enron Companies:   Formed 1997
Debtor #                                 10



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              No       S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 2 of      S/C
                                                                                                   18
 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 18      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                 Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No      No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Energy Services, LLC
As of 12/2/01, Direct Subsidiary of:                Enron Corp. 97.8%, Enron
                                                     Capital Management II LP
                                                     1.8% and Enron Capital
                                                     Management III LP 0.4%
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Formed 1997
Debtor #                                            11



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 5 of
     executives of ENE? If yes, how many individuals overlapped?                                   14        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 14      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    Yes      No S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron Engineering &
                                                    Construction Company
As of 12/2/01, Direct Subsidiary of:               Enron Corp
Business Segment as of 12/2/01:                    Wholesale
Formed or Acquired by Enron Companies:             Formed 1985 Name Changed 1994
Debtor #                                           20



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes,3 of 9   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes,9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Engineering &
                                                    Operational Services Company
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            21



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes,3 of 5   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes,5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Equipment Procurement
                                                    Company
As of 12/2/01, Direct Subsidiary of:                Enron Power Corp. U.S.
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1994
Debtor #                                            180



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 3 of 9   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes, 9    S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Expat Services Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1990
Debtor #                                            76



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 4 of 5   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes, 4    S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron Federal Solutions, Inc.
As of 12/2/01, Direct Subsidiary of:               Enron Energy Services
                                                   Operations, Inc
Business Segment as of 12/2/01:                    Retail
Formed or Acquired by Enron Companies:             Formed 1998
Debtor #                                           27



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 3 of 12  S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes, 10   S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Freight Markets Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Global Markets LLC
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 2001
Debtor #                                            28



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 2 of 7   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Fuels International, Inc.
As of 12/2/01, Direct Subsidiary of:             Enron Power Corp. U.S.
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1993
Debtor #                                         72



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No      No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes     No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes     No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes     No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 5 of 7    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes     No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No      No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No      No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No      No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes     No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes     No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No      No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Gas Liquids, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1986
Debtor #                                            15



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 5
     executives of ENE? If yes, how many individuals overlapped?                                 of 10       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 10     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Gathering Company
As of 12/2/01, Direct Subsidiary of:                Enron Operations, LP
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Formed 1994
Debtor #                                            147



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 2     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Global LNG LLC
As of 12/2/01, Direct Subsidiary of:                Atlantic Commercial
                                                    Finance Inc
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1999
Debtor #                                            33



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                                Yes, 4
     executives of ENE? If yes, how many individuals overlapped?                                   of 9      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 9     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Global Markets LLC
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            16



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 5
     executives of ENE? If yes, how many individuals overlapped?                                  of 12      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 12     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Global Power &
                                                      Pipelines L.L.C.
As of 12/2/01, Direct Subsidiary of:                Enron Corp 62.18%, Enron
                                                      Holding LLC 35.63%, Enron
                                                      Equity Corp 2.19%
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1994
Debtor #                                            172


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   5         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No      No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No      No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Holding Company L.L.C.
As of 12/2/01, Direct Subsidiary of:              Enron Equity Corp 70%, Enron
                                                  International Holdings Corp
Business Segment as of 12/2/01:                   29% & Enron Global Inc 1%
Formed or Acquired by Enron Companies:            Wholesale
Debtor #                                          Formed 1994
                                                  132


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No       No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron India Holdings Ltd.
As of 12/2/01, Direct Subsidiary of:              Offshore Power Production C.V.
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1994
Debtor #                                          57



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   4         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 3      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No        No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No        No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No        No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Enron India LLC
As of 12/2/01, Direct Subsidiary of:            Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:                 Wholesale
Formed or Acquired by Enron Companies:          Formed 1999
Debtor #                                        99



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   10        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 10     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Industrial Markets LLC
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            18



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                            Yes, 5 of 7      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes       No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No        No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron International Asia Corp.
As of 12/2/01, Direct Subsidiary of:              Enron International Asset
                                                   Management Corp.
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1996
Debtor #                                          136



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   8         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron International Asset
                                                     Management Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1996
Debtor #                                            130



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   9         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron International Fuel
                                                     Management Company
As of 12/2/01, Direct Subsidiary of:                Enron Global LNG LLC
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1999
Debtor #                                            34



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   9         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 9       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                     Enron International Holdings Corp.
As of 12/2/01, Direct Subsidiary of:        Enron Corp. 32.59, Enron Development
                                             Corp 10.86%, Atlantic Commercial
                                             Finance, Inc. 26.83%, Enron Power
                                             Corp 29.7%
Business Segment as of 12/2/01:             Wholesale
Formed or Acquired by Enron Companies:      Formed 1993
Debtor #                                    101


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                    8        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron International Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1997
Debtor #                                            100



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 8 of 33   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 22     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron International Korea
                                               Holdings Corp.
As of 12/2/01, Direct Subsidiary of:         Enron Asia Pacific/Africa/China LLC
Business Segment as of 12/2/01:              Wholesale
Formed or Acquired by Enron Companies:       Formed 1998
Debtor #                                     134



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                             Yes, 3 of 9     S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 8       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Liquid Fuels, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1992
Debtor #                                            37



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 5 of 9    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Liquid Services Corp.
As of 12/2/01, Direct Subsidiary of:             Enron Operations, L.P.
Business Segment as of 12/2/01:                  Transportation
Formed or Acquired by Enron Companies:           Formed 1995
Debtor #                                         142



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 4       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Enron LNG Marketing LLC
As of 12/2/01, Direct Subsidiary of:               Enron LNG (BVI) Mrktg Ltd 54%
                                                   Enron Global LNG LLC 46%
Business Segment as of 12/2/01:                    Wholesale
Formed or Acquired by Enron Companies:             Formed 2000
Debtor #                                           31



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   6         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 6      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  Yes      No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron LNG Shipping Company
As of 12/2/01, Direct Subsidiary of:                Enron Global LNG LLC
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            38



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A      N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 2
     executives of ENE? If yes, how many individuals overlapped?                                  of 7       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7     No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Machine and Mechanical
                                                    Services, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Transportation
                                                    Services, LLC
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            143



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Management, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1992
Debtor #                                            75



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 6
     executives of ENE? If yes, how many individuals overlapped?                                  of 7       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Mauritius Company
As of 12/2/01, Direct Subsidiary of:                Offshore Power Production
                                                    C.V. 98.88%, Enron India
                                                    Holdings Ltd. 1.12%
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            56



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 2
     executives of ENE? If yes, how many individuals overlapped?                                  of 8       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      No       No S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Metals & Commodity Corp.
As of 12/2/01, Direct Subsidiary of:              Enron Trade Holdings Inc
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Acquired 2000
Debtor #                                          1



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 5
     executives of ENE? If yes, how many individuals overlapped?                                  of 13      S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Methanol Company
As of 12/2/01, Direct Subsidiary of:                Enron Ventures Corp
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Acquired 1991
Debtor #                                            54



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 3
     executives of ENE? If yes, how many individuals overlapped?                                  of 5       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Enron Middle East LLC
As of 12/2/01, Direct Subsidiary of:            Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:                 Wholesale
Formed or Acquired by Enron Companies:          Formed 1999
Debtor #                                        102



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                    5        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes       No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No        No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Natural Gas Marketing Corp.
As of 12/2/01, Direct Subsidiary of:           Enron North America
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1995
Debtor #                                       35



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              No       S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                               No       S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                 Yes, 5 of   S/C
                                                                                                    10
 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes, 10   S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                    No      No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                            No      No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Net Works LLC
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            17



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 4 of 14    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 10      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron North America Corp.
As of 12/2/01, Direct Subsidiary of:              Enron Corp
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1990, Name Changed 1999
Debtor #                                          3



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                 Yes, 7 of    S/C
                                                                                                    32
 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 28    S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                   No      No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             No      No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Operations Services
                                                     Corp. (ETS)
As of 12/2/01, Direct Subsidiary of:                Enron Transportation
                                                     Services Company
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            123



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 6      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Permian Gathering Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Operations, L.P
Business Segment as of 12/2/01:                     Transportation
Formed or Acquired by Enron Companies:              Formed 1994
Debtor #                                            145



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 3      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Enron Pipeline Construction
                                               Services Company
As of 12/2/01, Direct Subsidiary of:         Enron Corp
Business Segment as of 12/2/01:              Transportation
Formed or Acquired by Enron Companies:       Formed 1980
Debtor #                                     139


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 4       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Pipeline Services Company
As of 12/2/01, Direct Subsidiary of:       Enron Transportation Services Company
Business Segment as of 12/2/01:            Transportation
Formed or Acquired by Enron Companies:     Formed 2000
Debtor #                                   140



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Power & Industrial
                                                      Construction Company
As of 12/2/01, Direct Subsidiary of:                Enron Engineering &
                                                      Construction Co
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            66


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 3 of 9    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 8       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes       No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               Enron Power Corp.
As of 12/2/01, Direct Subsidiary of:                  Enron Corp
Business Segment as of 12/2/01:                       Wholesale
Formed or Acquired by Enron Companies:                Formed 1989
Debtor #                                              161



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 3 of 9    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness prior to extending
     credit?                                                                                       No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Power Marketing, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron North America
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            4



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   9         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 9       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Processing Properties, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Liquid Services Corp
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1997
Debtor #                                       53



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 4      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Property & Services Corp.
As of 12/2/01, Direct Subsidiary of:           Enron Corp 98.03% & JILP-L.P.,
                                                Inc 1.97%
Business Segment as of 12/2/01:                Corp & Other
Formed or Acquired by Enron Companies:         Formed 1995
Debtor #                                       39


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 3 of 5    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Renewable Energy Corp.
As of 12/2/01, Direct Subsidiary of:                Smith Street Land Company
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1996
Debtor #                                            153



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                    7        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 6      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Reserve Acquisition Corp.
As of 12/2/01, Direct Subsidiary of:             Enron Finance Corp
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1990
Debtor #                                         64



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 4 of 9    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron South America LLC
As of 12/2/01, Direct Subsidiary of:             Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1999
Debtor #                                         171



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes, 3 of    S/C
                                                                                                    9

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron Telecommunications, Inc.
As of 12/2/01, Direct Subsidiary of:              Enron Broadband Services, Inc
Business Segment as of 12/2/01:                   Broadband
Formed or Acquired by Enron Companies:            Formed 2000
Debtor #                                          105



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                    12       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 11    S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Enron Trailblazer Pipeline Company
As of 12/2/01, Direct Subsidiary of:          Enron Corp
Business Segment as of 12/2/01:               Transportation
Formed or Acquired by Enron Companies:        Formed 1980
Debtor #                                      141



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 4     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Enron Transportation Services Company
As of 12/2/01, Direct Subsidiary of:       Enron Operations LP
Business Segment as of 12/2/01:            Transportation
Formed or Acquired by Enron Companies:     Formed 1990
Debtor #                                   12



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 5     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Ventures Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Corp
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1997
Debtor #                                            55



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes, 4 of    S/C
                                                                                                   8
 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 8     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           Enron WarpSpeed Services, Inc.
As of 12/2/01, Direct Subsidiary of:              Enron Corp.
Business Segment as of 12/2/01:                   Broadband
Formed or Acquired by Enron Companies:            Acquired 1995
Debtor #                                          103



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                             Yes, 2 of 7     S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 7       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Wind Constructors Corp.
As of 12/2/01, Direct Subsidiary of:             Enron Wind Energy Systems Corp
Business Segment as of 12/2/01:                  Corp & Other
Formed or Acquired by Enron Companies:           Acquired 1997
Debtor #                                         46



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 1 of 5    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Constructors LLC
                                                     fka EREC Subsidiary II, LLC
As of 12/2/01, Direct Subsidiary of:                0
Business Segment as of 12/2/01:                     0
Formed or Acquired by Enron Companies:              0
Debtor #                                            48



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 0        N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 0        N/A

  3  Did Debtor share office space or other facilities with ENE?                                   0        N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             0        N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        0        N/A

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      0        N/A

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            0        N/A

  8  Was Debtor identified as legal employer of any employees?                                     0        N/A

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             0        N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              0        N/A

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   0        N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           0        N/A

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           0        N/A

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  0        N/A

 15  Did Debtor file separate state or local tax returns?                                          0        N/A

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            0        N/A

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    0        N/A

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                0        N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                              0        N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  0        N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  0        N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  0        N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            0        N/A

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 0        N/A

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   0        N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        0        N/A

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      0        N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        0        N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     0        N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   0        N/A

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           0        N/A


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Renewable Energy Corp
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Acquired 1997
Debtor #                                            42



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes, 1 of    S/C
                                                                                                    6
 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 6      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                         Yes       No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                   Yes        No S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                 Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes       No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No      No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Wind Development LLC
                                                fka EREC Subsidiary XVI, LLC
As of 12/2/01, Direct Subsidiary of:           Enron Wind Domestic Holding LLC
Business Segment as of 12/2/01:                Corp & Other
Formed or Acquired by Enron Companies:         Formed successor entity 2002,
                                                predecessor entity 1994
Debtor #                                       61


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Energy Systems
                                                      Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Wind Technology Corp
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Acquired 1997
Debtor #                                            44



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 1 of
     executives of ENE? If yes, how many individuals overlapped?                                   6         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 4       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Energy Systems
                                                    LLC fka EREC Subsidiary III,
                                                    LLC
As of 12/2/01, Direct Subsidiary of:                0
Business Segment as of 12/2/01:                     0
Formed or Acquired by Enron Companies:              0
Debtor #                                            49



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                  0        N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  0        N/A

  3  Did Debtor share office space or other facilities with ENE?                                    0        N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              0        N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                         0        N/A

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                       0        N/A

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                             0        N/A

  8  Was Debtor identified as legal employer of any employees?                                      0        N/A

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                              0        N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                               0        N/A

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                    0        N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                            0        N/A

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                            0        N/A

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                   0        N/A

 15  Did Debtor file separate state or local tax returns?                                           0        N/A

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                             0        N/A

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                     0        N/A

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                 0        N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                               0        N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                   0        N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                   0        N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                   0        N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             0        N/A

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                  0        N/A

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                    0        N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                         0        N/A

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                       0        N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                         0        N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                      0        N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                    0        N/A

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                            0        N/A


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Lake Benton LLC
As of 12/2/01, Direct Subsidiary of:                Enron Wind Development LLC
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1997
Debtor #                                            155



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes,2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind LLC fka EREC
                                                    Subsidiary V, LLC
As of 12/2/01, Direct Subsidiary of:                0
Business Segment as of 12/2/01:                     0
Formed or Acquired by Enron Companies:              0
Debtor #                                            51



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 0         N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 0         N/A

  3  Did Debtor share office space or other facilities with ENE?                                   0         N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             0         N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        0         N/A

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      0         N/A

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            0         N/A

  8  Was Debtor identified as legal employer of any employees?                                     0         N/A

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             0         N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              0         N/A

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   0         N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           0         N/A

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           0         N/A

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  0         N/A

 15  Did Debtor file separate state or local tax returns?                                          0         N/A

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            0         N/A

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    0         N/A

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                0         N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                              0         N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  0         N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  0         N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  0         N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            0         N/A

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 0         N/A

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   0         N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        0         N/A

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      0         N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        0         N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     0         N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   0         N/A

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           0         N/A


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Enron Wind Maintenance Corp.
As of 12/2/01, Direct Subsidiary of:             Enron Wind Energy Systems Corp.
Business Segment as of 12/2/01:                  Corp & Other
Formed or Acquired by Enron Companies:           Acquired 1997
Debtor #                                         45



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 1
     executives of ENE? If yes, how many individuals overlapped?                                  of 5       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  Yes       S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Maintenance LLC
                                                     fka EREC Subsidiary IV, LLC
As of 12/2/01, Direct Subsidiary of:                0
Business Segment as of 12/2/01:                     0
Formed or Acquired by Enron Companies:              0
Debtor #                                            50


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                  0       N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  0       N/A

  3  Did Debtor share office space or other facilities with ENE?                                    0       N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              0       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                         0       N/A

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                       0       N/A

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                             0       N/A

  8  Was Debtor identified as legal employer of any employees?                                      0       N/A

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                              0       N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                               0       N/A

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                    0       N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                            0       N/A

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                            0       N/A

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                   0       N/A

 15  Did Debtor file separate state or local tax returns?                                           0       N/A

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                             0       N/A

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                     0       N/A

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                 0       N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                               0       N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                   0       N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                   0       N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                   0       N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             0       N/A

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                  0       N/A

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                    0       N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                         0       N/A

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                       0       N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                         0       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                      0       N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                    0       N/A

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                            0       N/A


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Storm Lake I LLC
As of 12/2/01, Direct Subsidiary of:                Midwest Power Funding LLC
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            91



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Enron Wind Storm Lake II LLC
As of 12/2/01, Direct Subsidiary of:                Midwest Power Funding LLC
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            152



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A      N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                               Enron Wind Systems LLC fka
                                                         EREC Subsidiary I, LLC
As of 12/2/01, Direct Subsidiary of:                  0
Business Segment as of 12/2/01:                       0
Formed or Acquired by Enron Companies:                0
Debtor #                                              47


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                  0        N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  0        N/A

  3  Did Debtor share office space or other facilities with ENE?                                    0        N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              0        N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                         0        N/A

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                       0        N/A

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                             0        N/A

  8  Was Debtor identified as legal employer of any employees?                                      0        N/A

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                              0        N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                               0        N/A

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                    0        N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                            0        N/A

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                            0        N/A

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                   0        N/A

 15  Did Debtor file separate state or local tax returns?                                           0        N/A

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                             0        N/A

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                     0        N/A

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                 0        N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                               0        N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                   0        N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                   0        N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                   0        N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             0        N/A

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                  0        N/A

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                    0        N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                         0        N/A

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                       0        N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                         0        N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                      0        N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                    0        N/A

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                            0        N/A


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Enron Wind Systems, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Wind Domestic HoldingCorp
Business Segment as of 12/2/01:                Corp & Other
Formed or Acquired by Enron Companies:         Acquired 1997
Debtor #                                       43



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 1 of
     executives of ENE? If yes, how many individuals overlapped?                                   5         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 5     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 No       No S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No        No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EnronOnline, LLC
As of 12/2/01, Direct Subsidiary of:                Enron Net Works LLC
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            93



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   10        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 9       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             EPC Estate Services, Inc.
                                                     fka National Energy
                                                     Production Corporation
As of 12/2/01, Direct Subsidiary of:                Enron Engineering &
                                                     Construction Co
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1997
Debtor #                                            65



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             Yes      No S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   11        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 11     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             ET Power 3 LLC
As of 12/2/01, Direct Subsidiary of:                LFT Power III, LLC (55.66%)
                                                     Managing Member, ET Power I
                                                     LLC (44.34%)
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            169



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Garden State Paper Company,
                                                     LLC
As of 12/2/01, Direct Subsidiary of:                Sundance Industrial
                                                     Partners, L.P.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 2000
Debtor #                                            22



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 5 of
     executives of ENE? If yes, how many individuals overlapped?                                    8        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 7       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Green Power Partners I LLC
As of 12/2/01, Direct Subsidiary of:                Enron Wind Development LLC
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            124



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Intratex Gas Company
As of 12/2/01, Direct Subsidiary of:                LOA, Inc.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1989
Debtor #                                            52



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 1 of 4    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 4      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                    Jovinole Associates [a general
                                              partnership]
As of 12/2/01, Direct Subsidiary of:       Class I General Partner (Managing
                                              Partner) EFS I, Inc. (fka Limbach
                                              Facility Services, Inc.) Class II
                                              General Partner Linc Home Service
Business Segment as of 12/2/01:            Retail
Formed or Acquired by Enron Companies:     Acquired 1998
Debtor #                                   121


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           KUCC Cleburne, LLC
As of 12/2/01, Direct Subsidiary of:              ECT Merchant Investments Corp.
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Acquired 2000
Debtor #                                          129



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        No        S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 4 of 7    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes,7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             LGMI, Inc.
As of 12/2/01, Direct Subsidiary of:                EGS New Ventures Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            83



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 3 of 8    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No      No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No      No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Linc Home Services, Inc.
                                               fka EFS XIII, Inc.
                                               fka Harper Mechanical Corporation
As of 12/2/01, Direct Subsidiary of:          EFS I, Inc.
Business Segment as of 12/2/01:               Retail
Formed or Acquired by Enron Companies:        Formed 1998
Debtor #                                      159



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             LINGTEC Constructors L.P.
As of 12/2/01, Direct Subsidiary of:                Enron Power Corp 99%
                                                     Enron Power Constr 1%
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            79



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             LOA, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1984
Debtor #                                            98



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 1
     executives of ENE? If yes, how many individuals overlapped?                                  of 5       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Louisiana Gas Marketing
                                                    Company
As of 12/2/01, Direct Subsidiary of:                EGS New Ventures Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 1993
Debtor #                                            81



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 2
     executives of ENE? If yes, how many individuals overlapped?                                  of 8       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Louisiana Resources Company
As of 12/2/01, Direct Subsidiary of:                EGS New Ventures Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 1993
Debtor #                                            82



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 2
     executives of ENE? If yes, how many individuals overlapped?                                  of 7       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             LRCI, Inc.
As of 12/2/01, Direct Subsidiary of:                EGS New Ventures Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 1993
Debtor #                                            84



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 3
     executives of ENE? If yes, how many individuals overlapped?                                  of 8       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Modulus Technologies, Inc.
As of 12/2/01, Direct Subsidiary of:             Enron Broadband Services, Inc
Business Segment as of 12/2/01:                  Broadband
Formed or Acquired by Enron Companies:           Acquired 1998
Debtor #                                         104



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A      N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                Yes, 3 of 9  S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 9     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          NEPCO Power Procurement Company
As of 12/2/01, Direct Subsidiary of:             EPC Estate Services, Inc
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 2000
Debtor #                                         67



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 3 of 11   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 11      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes      S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             NEPCO Services
                                                     International, Inc.
As of 12/2/01, Direct Subsidiary of:                EPC Estate Services, Inc
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1998
Debtor #                                            68



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   11        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 11      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Nowa Sarzyna Holding B.V.
As of 12/2/01, Direct Subsidiary of:                Enron Corp
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 1994
Debtor #                                            170



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                         Offshore Power Production C.V.
As of 12/2/01, Direct Subsidiary of:            General Partner A -
                                                Travamark Two B.V. - 0.1%
                                                General Partner B -
                                                Travamark Two B.V. - 0.1%
                                                Limited Partner A - Atlantic
                                                India Holding
Business Segment as of 12/2/01:                 Wholesale
Formed or Acquired by Enron Companies:          Formed 1994
Debtor #                                        58



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Omicron Enterprises, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Energy Services
                                                    Operations, Inc
Business Segment as of 12/2/01:                     Retail
Formed or Acquired by Enron Companies:              Acquire 1998
Debtor #                                            108



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 5 of
     executives of ENE? If yes, how many individuals overlapped?                                   14        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 14      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Operational Energy Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Engineering &
                                                    Construction Co
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Aquired 1988
Debtor #                                            19



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   10        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Oswego Co Gen Company, LLC
As of 12/2/01, Direct Subsidiary of:                Enron North America Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            179



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   5         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Palm Beach Development
                                                    Company, L.L.C.
As of 12/2/01, Direct Subsidiary of:                Lauderdale Land Development
                                                    Company LLC
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 2000
Debtor #                                            23



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   8         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 8       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Paulista Electrical Distribution,
                                                 L.L.C.
As of 12/2/01, Direct Subsidiary of:           Atlantic Commercial Finance Inc
Business Segment as of 12/2/01:                Wholesale
Formed or Acquired by Enron Companies:         Formed 1998
Debtor #                                       138



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             PBOG Corp.
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 2001
Debtor #                                            5



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   7         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      N/A       N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Portland General Holdings, Inc.
As of 12/2/01, Direct Subsidiary of:             0
Business Segment as of 12/2/01:                  0
Formed or Acquired by Enron Companies:           0
Debtor #                                         173



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                  0       N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  0       N/A

  3  Did Debtor share office space or other facilities with ENE?                                    0       N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              0       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                         0       N/A

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                       0       N/A

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                             0       N/A

  8  Was Debtor identified as legal employer of any employees?                                      0       N/A

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                              0       N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                               0       N/A

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                    0       N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                            0       N/A

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                            0       N/A

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                   0       N/A

 15  Did Debtor file separate state or local tax returns?                                           0       N/A

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                             0       N/A

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                     0       N/A

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                 0       N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                               0       N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                   0       N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                   0       N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                   0       N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             0       N/A

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                  0       N/A

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                    0       N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                         0       N/A

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                       0       N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                         0       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                      0       N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                    0       N/A

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                            0       N/A


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Portland Transition Company,
                                                      Inc.
As of 12/2/01, Direct Subsidiary of:                0
Business Segment as of 12/2/01:                     0
Formed or Acquired by Enron Companies:              0
Debtor #                                            174



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                  0        N/A

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                  0        N/A

  3  Did Debtor share office space or other facilities with ENE?                                    0        N/A

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              0        N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                         0        N/A

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                       0        N/A

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                             0        N/A

  8  Was Debtor identified as legal employer of any employees?                                      0        N/A

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                              0        N/A

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                               0        N/A

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                    0        N/A

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                            0        N/A

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                            0        N/A

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                   0        N/A

 15  Did Debtor file separate state or local tax returns?                                           0        N/A

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                             0        N/A

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                     0        N/A

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                 0        N/A

 19  Did Debtor receive ENE credit support in the form of guaranties?                               0        N/A

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                   0        N/A

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                   0        N/A

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                   0        N/A

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                             0        N/A

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                  0        N/A

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                    0        N/A

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                         0        N/A

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                       0        N/A

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                         0        N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                      0        N/A

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                    0        N/A

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                            0        N/A


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Richmond Power Enterprise,
                                                     L.P.
As of 12/2/01, Direct Subsidiary of:                Enron-Richmond Power Corp.
                                                     1% Richmond Power Holdings,
                                                     Inc. 1% Limited Partners:
                                                     Enron-Richmond Power Corp.
                                                     49% Richmond
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1989
Debtor #                                            162



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           No       No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  Yes       S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                          Risk Management & Trading Corp.
As of 12/2/01, Direct Subsidiary of:             Enron North America
Business Segment as of 12/2/01:                  Wholesale
Formed or Acquired by Enron Companies:           Formed 1997
Debtor #                                         107




  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                              Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                    8        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           Yes       S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             San Juan Gas Company, Inc.
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Formed 1993
Debtor #                                            69



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                               Yes, 4 of 9   S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 8      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             Smith Street Land Company
As of 12/2/01, Direct Subsidiary of:                Enron Corp.
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Formed 1991
Debtor #                                            6



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             Yes      No S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                               Yes, 5
     executives of ENE? If yes, how many individuals overlapped?                                  of 7       S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 7       S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                  St. Charles Development Company, L.L.C.
As of 12/2/01, Direct Subsidiary of:     Delta Land Development Company, LLC
Business Segment as of 12/2/01:          Wholesale
Formed or Acquired by Enron Companies:   Formed 2000
Debtor #                                 94



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 2 of
     executives of ENE? If yes, how many individuals overlapped?                                   8         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 7      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                            Superior Construction Company
As of 12/2/01, Direct Subsidiary of:               Enron Power Corp - US
Business Segment as of 12/2/01:                    Retail
Formed or Acquired by Enron Companies:             Formed 1997
Debtor #                                           156



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   9         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              Yes       S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  Yes       S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                   Tenant Services, Inc.
As of 12/2/01, Direct Subsidiary of:      Enron Energy Services Operations, Inc.
Business Segment as of 12/2/01:           Retail
Formed or Acquired by Enron Companies:    Formed 1999
Debtor #                                  24



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   Yes       S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   14        S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                        Yes, 14     No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           The New Energy Trading Company
As of 12/2/01, Direct Subsidiary of:              Netco Holdings LLC
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 2001
Debtor #                                          59



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             The Protane Corporation
As of 12/2/01, Direct Subsidiary of:                Enron Americas, Inc.
Business Segment as of 12/2/01:                     Wholesale
Formed or Acquired by Enron Companies:              Acquired 1967
Debtor #                                            166



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              Yes      No S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 4 of
     executives of ENE? If yes, how many individuals overlapped?                                   9         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9     No S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   Yes      No S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   Yes       S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                           TLS Investors, L.L.C.
As of 12/2/01, Direct Subsidiary of:              ECT Merchant Investments Corp.
Business Segment as of 12/2/01:                   Wholesale
Formed or Acquired by Enron Companies:            Formed 1999
Debtor #                                          125



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             No        S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an
     overlap between directors/executives of Debtor and directors/                             Yes, 3 of
     executives of ENE? If yes, how many individuals overlapped?                                   9         S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 9      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           Yes       S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  Yes       S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     Yes       S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                       Transwestern Gathering Company
As of 12/2/01, Direct Subsidiary of:          Enron Transportation Services, LLC
Business Segment as of 12/2/01:               Transportation
Formed or Acquired by Enron Companies:        Formed 1994
Debtor #                                      146



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 Yes       S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                              No       S/C

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  Yes       S/C

 15  Did Debtor file separate state or local tax returns?                                          No        S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                      Victory Garden Power Partners I LLC
As of 12/2/01, Direct Subsidiary of:         Enron Wind Development Corp.
Business Segment as of 12/2/01:              Corp & Other
Formed or Acquired by Enron Companies:       Formed 1998
Debtor #                                     178



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     Yes      No S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                          Yes, 2      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                  Zond Minnesota Construction Company LLC
As of 12/2/01, Direct Subsidiary of:     Enron Wind Constructors LLC
Business Segment as of 12/2/01:          Corp & Other
Formed or Acquired by Enron Companies:   Formed 1997
Debtor #                                 71



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No       No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes, 2     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No        No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes       No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        Yes      No S/C

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                        Zond Pacific, LLC fka Zond
                                                 Pacific, Inc.
As of 12/2/01, Direct Subsidiary of:           Enron Wind Systems LLC
Business Segment as of 12/2/01:                Corp & Other
Formed or Acquired by Enron Companies:         Acquired 1997
Debtor #                                       63


  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                              Yes, 1 of 6    S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                         Yes, 5      S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No       No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes      No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            Yes       S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No       No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No       No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No       No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

Debtor:                                             ZWHC LLC
As of 12/2/01, Direct Subsidiary of:                Enron Wind Systems LLC
Business Segment as of 12/2/01:                     Corp & Other
Formed or Acquired by Enron Companies:              Acquired 1997
Debtor #                                            62



  1  As of the Initial Petition Date, was Debtor directly or indirectly wholly
     owned by ENE?                                                                                 Yes       S/C

  2  Was Debtor's legal address 1400 Smith Street, Houston, Texas?                                 No       No S/C

  3  Did Debtor share office space or other facilities with ENE?                                   No       No S/C

  4  If either of the two preceding questions were answered "yes," was
     Debtor charged for the use of such legal address, office space or
     other facilities?                                                                             N/A       N/A

  5  Prior to the Initial Petition Date, were separate books and records
     maintained for Debtor?                                                                        Yes      No S/C

  6  Did Debtor file Schedules of Liabilities reflecting Debtor's liabilities
     as of its Petition Date?                                                                      Yes      No S/C

  7  Did Debtor file Schedules of Assets reflecting Debtor's assets as of
     its Petition Date?                                                                            Yes      No S/C

  8  Was Debtor identified as legal employer of any employees?                                     No        S/C

  9  If Debtor utilized support services (including, but not limited to, accounting, information services, legal, risk assessment, insurance, and/or tax) provided by ENE, was Debtor charged for utilizing such
     support services?                                                                             No        S/C

 10  If Debtor utilized the services of employees of Enron Service Companies,
     excluding ENE, was Debtor charged for the use of such employees?                              No        S/C

 11  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/
     executives of ENE? If yes, how many individuals overlapped?                                   No        No S/C

 12  During the two years prior to the Initial Petition Date, was there an overlap between directors/executives of Debtor and directors/executives
     of Debtors other than ENE? If yes, how many individuals overlapped?                           Yes,2     S/C

 13  As of the Initial Petition Date, did Debtor participate in the ENE
     centralized cash management system?                                                           No       No S/C

 14  Was Debtor included in ENE's 2001 consolidated federal income
     tax returns?                                                                                  No        No S/C

 15  Did Debtor file separate state or local tax returns?                                          Yes       No S/C

 16  Was Debtor included in ENE's consolidated publicly disseminated
     financial reports?                                                                            Yes       S/C

 17  Did Debtor disseminate Debtor-specific financial information such that a third party could assess Debtor's separate creditworthiness
     prior to extending credit?                                                                    No        S/C

 18  Was Debtor given a credit rating separate and apart from ENE's
     credit rating?                                                                                No        S/C

 19  Did Debtor receive ENE credit support in the form of guaranties?                              No       No S/C

 20  Did Debtor receive ENE credit support in the form of an ENE
     guaranty of an affiliate's guaranty of Debtor's obligations?                                  No       No S/C

 21  Did Debtor receive credit support in the form of letters of credit
     issued by ENE on its behalf?                                                                  No       No S/C

 22  In the eighteen months preceding the Initial Petition Date, did
     Debtor receive funding for its business activities from ENE?                                  No       No S/C

 23  Did Debtor transact substantially all of its business with one or
     more of the other Enron Companies?                                                            No       No S/C

 24  Was Debtor required to submit material transactions for approval to the ENE board, ENE Office of the Chair and/or ENE Risk
     Assessment and Control Group?                                                                 Yes       S/C

 25  In addition to any approvals required at the ENE level, did Debtor
     submit material transactions to its own board for approval?                                   No        S/C

 26  Did Debtor conduct all statutorily or otherwise required board (for corporations) or management/partnership meetings (for limited
     liability companies and partnerships)?                                                        Yes      No S/C

 27  If either of the two preceding questions were answered "yes," were the decisions substantially all made or meetings substantially all
     held by written consent?                                                                      Yes       S/C

 28  If Debtor was formed by the Enron Companies, were all corporate
     formalities observed in the formation?                                                        N/A       N/A

 29  Rather than settling intercompany obligations in cash, did the
     Debtor ever settle intercompany balances with Enron entities other
     than ENE by transferring intercompany obligations to ENE?                                     No        No S/C

 30  As of the Initial Petition Date, was the Debtor obligated on
     intercompany payables to five or more of the other Debtors?                                   No        No S/C

 31  As of the Initial Petition Date, was the Debtor holding intercompany
     receivables from five or more of the other Debtors?                                           No        No S/C


Legend:  "N/A" means not applicable,
         "S/C" means arguably supportive of substantive consolidation with other Debtors, and
         "No S/C" means arguably supportive of no substantive consolidation.

                  APPENDIX N: INTERCOMPANY VALUE FLOW ANALYSIS

APPENDIX N:  INTERCOMPANY VALUE FLOW ANALYSIS

A.       INTRODUCTION

                  The flow chart set forth in Section E below reflects projected recoveries of certain Debtors in respect of certain Intercompany Claims and the flow of value between the Debtors in the stand-alone scenario. No recoveries on Intercompany Claims would take place in a substantive consolidation scenario. Among other things, this information is provided to facilitate parties in interest in their analysis and understanding of the Debtors' estates. The estimated recoveries and the underlying projections and assumptions are highly speculative and based upon information available at the time that this analysis was prepared. ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE REFLECTED HEREIN. Further, the summary information reflected herein is qualified in its entirety by reference to the full text of the Plan and Disclosure Statement.

                  More specifically, the flow chart was derived from the Blackstone Model, which is a complex and customized software program utilized to synthesize estimates and projections regarding assets and liabilities, as well as to calculate Creditor recoveries under the Plan depending upon numerous variables and assumptions. The Blackstone Model was used to generate the flow chart and to reflect therein the estimated recoveries between Debtors in respect of Intercompany Claims in the stand-alone scenario.

B.       VARIANCE

                  The Debtors have prepared the estimates incorporated into the flow chart based upon certain assumptions that they believe are reasonable under the circumstances. The estimates have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the estimates or any ability to achieve forecasted results. Many of the assumptions underlying the estimates are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED WILL VARY FROM THE ESTIMATES, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial estimates.

                  1. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, (i) poor market conditions, and (ii) the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

                  2. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

                  3. OPERATING ENTITIES GENERALLY. Estimates of value do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plan, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

                  The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in the analysis does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

                  4. PGE. The valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. However, PGE operates in a heavily regulated industry. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. For further discussion on these and other risks attendant with PGE and the electric utility industry, refer to the risk factor discussion and the description of PGE in the Disclosure Statement.

                  5. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquires, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. For further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry, refer to the risk factor discussion and the description of CrossCountry in the Disclosure Statement.

                  6. PRISMA. The valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. For further discussion on these and other risks attendant with Prisma and the industries in which it is involved, refer to sections X and XIV, subsection I, in the Disclosure Statement.

C.       ASSUMPTIONS

                  The following are the significant assumptions and limiting conditions utilized in preparation of the flow chart:

         1. The Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation as a proxy for numerous inter-Debtor disputed issues. For illustrative purposes and to facilitate parties in interest in their analysis and understanding of the Debtors' estates and the global compromise, the flow chart reflects distributions to Debtors in respect of Intercompany Claims assuming no substantive consolidation. These distributions are meaningful in that they impact the recovery of General Unsecured Claims under the stand-alone case, which constitutes 70% of the ultimate recovery on such claims.

         2. The recoveries in the flow chart reflect the terms of the global compromise, including resolution of certain asset ownership disputed between ENE and ENA. Following extensive discussions and negotiation with the ENA Examiner, rather than litigate these and related issues, the Debtors, the Creditors' Committee and the ENA Examiner agreed to a compromise of these inter-Debtor disputes wherein, for purposes of calculating distributions pursuant to the Plan, the net economic ownership of certain assets would be reallocated. The Debtors and the Creditors' Committee believe that, even if meritorious, such litigation would only produce additional prepetition unsecured Intercompany Claims and not a transfer of ownership of such assets. Nevertheless, the Debtors and the Creditors' Committee agreed to a negotiated transfer of asset ownership as a further proxy for the resolution of all inter-estate issues.

         3. An additional feature of the global compromise is the waiver and release of intercompany causes of action (including avoidance actions) between Debtors. Accordingly, the flow chart does not reflect these causes of actions (if any) held by one Debtor against one or more of the other Debtors.

         4. The recoveries in the flow chart pertain to prepetition unsecured Intercompany Claims. Consequently, to the extent that a Debtor is entitled to satisfy all or a portion of its Intercompany Claim through setoff, offset or recoupment, the flow chart reflects recoveries on only the residual Claim, if any.

         5. Pursuant to the Bankruptcy Court's August 1, 2002 order, no Claims Bar Date was set for any Debtor to file Claims against another Debtor. The Debtors are also seeking an order approving agreements tolling the statute of limitations for each debtor to pursue claims against: (a) other debtors, (b) non-debtor affiliates, (c) special purpose entities and related creditors, and (d) certain third parties. The Debtors are relying upon their Schedules (as the same may be amended or supplemented from time to time) for purposes of allowance and distribution of Claims held by any Debtor against another Debtor. Intercompany Claims reflected in the Schedules are based upon the intercompany accounts and notes reflected in the Debtors' books and records as of the date hereof. Intercompany account balances are derived from the Schedules, as the same may be updated or amended from time to time, and the books and records of the Debtors and their affiliates as of the date hereof. Additionally, the results are based on certain assumptions associated with the Tax Sharing Agreements. Should such assumptions change, there may be a material impact to certain Debtors.

         6. Amounts realized from intercompany receivables are estimated by the Blackstone Model and are based upon the estimated assets, liabilities and claims of the obligated Debtor or non-Debtor affiliate.

         7. The value of investments in subsidiaries is estimated by the Blackstone Model and is based upon the estimated values of the assets and liabilities of those subsidiaries and the Debtors' corresponding ownership interest.

         8. The value of assets excludes any value that may be realized from the Litigation Trust, the Special Litigation Trust or from any avoidance actions commenced by the Debtors. Any value that may be realized from these litigation trusts or avoidance actions may be material, but is highly speculative, and thus predictions regarding these amounts are not included.

         9. Claims have been estimated by using a combination of the Enron Companies' books and records, scheduled claims, filed claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Debtor recoveries. For information regarding scheduled claims, refer to the Debtors' Schedules, which are available at http://www.enron.com/corp/chapter11. Claims filed against the Debtors are available for viewing at http://www.bsillc.com.

         10. All trading contracts between or among two or more Debtors or between or among Debtor and non-Debtor Affiliates (non-Debtors that are directly or indirectly 100% owned by one or more Debtors) are assumed to have been rejected and valued at the Initial Petition Date. Intercompany Claims relating to unsettled trading contracts reflect a marked-to-market value as of the Initial Petition Date.

         11. The Debtors, as well as their non-Debtor affiliates, had numerous intercompany contracts, including, but not limited to, trading contracts, operations and maintenance agreements, and Tax Sharing Agreements. To the extent any of these contracts are rejected, the rejection or the resulting rejection damages claim could have a material impact on either party to the contract. In conjunction with confirmation, the Debtors intend to file a schedule of stipulated rejection damages arising from the Debtors' rejection of intercompany trading contracts and other intercompany contracts, including contracts between two Debtors or between a Debtor and any wholly owned affiliate.

         12. The flow chart does take into account SPE settlements approved by the Bankruptcy Court but does not assume that Debtors will succeed in recovering any assets associated with the SPEs, nor does it assume that any settlements of SPEs may be negotiated and approved by the Bankruptcy Court in the future. The Debtors reserve their rights in both of these regards.

         13. At the time this analysis was prepared, the Intercompany Claims aggregated approximately $72 billion. The flow chart reflects the aggregate of Intercompany Claims (a) with a face amount of $300 million or more, or (b) upon which recoveries in the stand-alone case is estimated to equal or exceed $100 million (the "Significant Intercompany Claims"). The aggregate amount of Significant Intercompany Claims is approximately $63.7 billion, or 89% of the total Intercompany Claims.

D.       DISCUSSION OF SELECTED VALUE FLOWS

         1.       LARGEST DISTRIBUTIONS

         The Significant Intercompany Claims flow between 32 of the 179 Debtors and result in approximately $12.7 billion in distributions.

         Approximately $19.5 billion of the Significant Intercompany Claims flow to ENE (for a total of $3.8 billion in distributions) and approximately $13.5 billion of the

         Significant Intercompany Claims flow to ENA (for a total of $2.2 billion in distributions). Accordingly, almost 48% of the distributions on Significant Intercompany Claims will flow to ENE and ENA.

         2.       CASH CIRCLES

         Under the cash management system in effect prior to the Initial Petition Date, payments to EPMI and ENGMC were collected by ENE. ENE directly paid essentially all of the obligations of EPMI and ENGMC. The payment of EPMI and ENGMC by ENE generated payables from EPMI and ENGMC to ENE.

         Based on intercompany obligations incurred prior to the Petition Date, ENE will make approximately $2.08 billion in distributions to ENA on approximately $12.7 billion of intercompany payables; ENA will make approximately $832 million in distributions to ENGMC on approximately $4.13 billion of intercompany payables; and ENGMC will make approximately $918 million in distributions to ENE on approximately $3.58 billion of intercompany payables. This "ENGMC Cash Circle" among ENE, ENA, and ENGMC is set forth in the Cash Circle Chart in Section E below.

         Based on intercompany obligations incurred during the 18 months prior to the Initial Petition Date, ENE will make approximately $2.08 billion in distributions to ENA on approximately $12.7 billion of intercompany payables; ENA will make approximately $1.04 billion in distributions to EPMI on approximately $5.14 billion of intercompany payables; and EPMI will make approximately $1.15 billion in distributions to ENE on approximately $4.76 billion of intercompany payables. This "EPMI Cash Circle" among ENE, ENA, and EPMI is set forth in more detail in the Cash Circle Chart in Section E below.

         While there was an accounting policy that PERMITTED non-cash settlement of such cash circles, non-cash settlements were not in fact effectuated in the EPMI Cash Circle and the ENGMC Cash Circle as of the Initial Petition Date (collectively, the "Cash Circles"). A discussion of these cash circles is also contained in the Twelfth Monthly Report of Harrison J. Goldin, the Court-Appointed Examiner in the Enron North America Corp. Bankruptcy Proceeding, dated April 14, 2003 which is available under "Related Documents" at http://www.enron.com/corp/por.

         If the Cash Circles had been settled, it is likely that recoveries to creditors of EPMI would be higher than reflected herein and the recoveries to creditors of ENE lower. The effects upon creditors of ENGMC and ENA are less predictable, although it appears ENGMC and ENA creditors' recoveries would have been higher if non-cash settlements had been effectuated. Refer to Appendix M: "Substantive Consolidation Analysis".

         3.       ZERO RECOVERIES

         ENE will not receive any distributions on (a) the $443 million of claims it has against EI or (b) the $312 million of claims it has against EGPFC, because EI and

         EGPFC are each administratively insolvent on a stand-alone basis. Similarly, EEPC will not receive any distributions on the $335 million of claims it has against NEPCO because NEPCO is administratively insolvent on a stand-alone basis. The administrative claims of EI, EGPFC, and NEPCO will be treated in accordance with section 3.1 of the Plan.

E.       INTERCOMPANY VALUE FLOW CHART AND CASH CIRCLE CHART

                [CHART DESCRIBING INTERCOMPANY VALUE FLOW AMONG ENRON GAS LIQUIDS, INC., RISK MANAGEMENT & TRADING CORP., ENRON ENERGY MARKETING CORP., ENRON EQUIPMENT PROCUREMENT COMPANY, EFS HOLDINGS, INC., ENRON ENERGY SERVICES, LLC, ENRON ENERGY SERVICES, INC., PBOG CORP., ARTEMIS ASSOCIATES, L.L.C., NATIONAL ENERGY PRODUCTION CORPORATION, ENRON ENERGY SERVICES OPERATIONS, INC. ENRON ENGINEERING & CONSTRUCTION COMPANY, EGP FUELS COMPANY, ENRON NATURAL GAS MARKETING CORP., ENRON CORP., ENRON POWER MARKETING, INC., ENRON DEVELOPMENT FUNDING LTD., ENRON ASIA PACIFIC/AFRICA/CHINA LLC, EREC SUBSIDIARY V, LLC (F/K/A ENRON WIND CORP.), ENRON NET WORKS LLC, ENRON OPERATIONS SERVICES CORP., EREC SUBSIDIARY III, LLC (F/K/A ENRON WIND ENERGY SYSTEMS CORP.), ENRON INTERNATIONAL INC., ATLANTIC COMMERCIAL FINANCE, INC., EREC SUBSIDIARY I, LLC (F/K/A ENRON WIND SYSTEMS, INC.), ENRON WIND DEVELOPMENT CORP., ENRON BROADBAND SERVICES, INC., OSWEGO COGEN COMPANY, ENRON DEVELOPMENT CORP., ENRON TRANSPORTATION SERVICES COMPANY, ENRON NORTH AMERICA CORP., ENRON CAPITAL & TRADE RESOURCES INTERNATIONAL CORP.]

                                 "CASH CIRCLES"

________________________________________________________________________________


                                  ENE-ENA-EPMI

                                     ---------------         --------------
                                    / /
                                   / /        ENE     (c)     EPMI Vendors
                                  / /               --------
                                 / /     / ---------         --------------
                                / /     /      ||
                               / / (b) /
                              / /     /        ||
                       ------------  /     (b)
                                               ||
                            ENA                      (c)
                                               ||
                      /------------ \\
                    /                \\    (a) ||
                  /                   \\
----------------/                      \\  ---------
                     (a)                \\
EPMI Customers                           \\  EPMI
                                          \\
----------------                           ---------

________________________________________________________________________________



________________________________________________________________________________
                                 ENE-ENA-ENGMC


                              ----------------------         --------------
                              ----------------------         --------------
                             //          /
                            //          /    ENE      (e)     ENGMC Vendors
                           //          /            ------
                          //          /  -----------         --------------
                         //          /        ||
                        //   (b)    /
                       //          /          ||
                     ------------ /    (b)
                                              ||
                         ENA                     (e)
                                              ||
                   / ------------ \\
                  /                \\  (d)    ||
                 /                  \\
----------------/                    \\  -----------
                     (d)              \\
ENGMC Customers                        \\    ENGMC
                                        \\
----------------                         -----------

________________________________________________________________________________

Cash flows:   ------------

Intercompany: ============


(a) ENA collects cash from EPMI customers, which generates a payable from ENA to EPMI.

(b) ENE sweeps collected cash from ENA, which generates a payable from ENE to ENA.

(c)      ENE pays EPMI vendors, which generates a payable from EPMI to ENE.

(d) ENA collects cash from ENGMC customers, which generates a payable from ENA to ENGMC.

(e)      ENE pays ENGMC vendors, which generates a payable from ENGMC to ENE.

                     APPENDIX O: POTENTIAL CAUSES OF ACTION

APPENDIX O: POTENTIAL CAUSES OF ACTION

A.    INTRODUCTION

      In addition to the pending litigation discussed in the Disclosure Statement, the Debtors believe that they have potential causes of action against a number of parties based on various theories. Refer to Section IV.C.1., "Pending Litigation" and Section IV.E., "Avoidance Actions" for further information regarding pending litigation involving the Debtors.

      Section 108(a) of the Bankruptcy Code provides that if a statute of limitations under nonbankruptcy law has not expired prior to the filing of a bankruptcy petition, then a debtor may bring a cause of action before the later of (a) the end of such limitations period, including any suspension of such period occurring on or after the commencement of the bankruptcy case and (b) two years after the petition date. As a result, each Debtor has at least two years from its respective Petition Date to commence various causes of action. Many of the Debtors' potential causes of action are held by ENE or ENA and, as a result, the statute of limitations on these causes of action may expire on December 2, 2003. However, any and all claims, including guaranty claims, may be subject to avoidance actions that, if not filed by December 2, 2003, may still be asserted as affirmative defenses to the allowability of such claims in accordance with section 502(d) of the Bankruptcy Code.

      The Debtors have worked diligently during the pendency of the Chapter 11 Cases to identify meritorious potential causes of action that, if successfully prosecuted, would result in a benefit to their estates. This appendix contains a listing of many such potential causes of action that the Debtors may elect to pursue, however, this list is not exhaustive and the Debtors reserve the right to commence and prosecute additional claims and causes of action. This appendix does not contain causes of action that are property of the non-Debtor affiliates.

      Although, the estimated amount of damages sought have been included for some of these potential causes of action, the Debtors make no guarantees with respect thereto, and such disclosure shall not be considered an admission by the Debtors with respect to potential recoveries, which may be less than or greater than listed. Accordingly, the Debtors reserve the right to amend such amounts. Moreover, the Debtors make no representations with respect to whether they will ultimately institute the potential causes of action contained herein. As the Debtors continue their diligence efforts, the Debtors may identify additional potential causes of action not reflected herein. Accordingly, the Debtors reserve the right to identify and institute such additional potential causes of action and do not waive any rights with respect thereto.

      Depending upon the applicable statute of limitations, many of these potential causes of actions may be brought after the Confirmation Date. In numerous instances, the Debtors and various parties have entered into stipulations tolling the applicable statute of limitations with respect to the Claims. As such, the Debtors have preserved their respective legal rights without allowing the applicable statute of limitations to expire and without acknowledging in any way whether valid claims, causes of action or defenses exist thereto. Given the nature and complexity of these Chapter 11 Cases, the existence and/or merit of many of these causes of action could not have been litigated prior to confirmation of the Plan.

B.    POTENTIAL CAUSES OF ACTION

      1.    SPE-RELATED LITIGATION

      Refer to Section IV.A.4.b., "ENE Examiner" for further information regarding potential SPE-related litigation. The Debtors reserve the right to pursue any potential claim or cause of action against a potential defendant identified (i) by the ENA Examiner, as conflicts examiner or (ii) in any of the ENE Examiner's reports. Refer to Section IV.A.4.b., "ENE Examiner" for additional information regarding the ENE Examiner's duties and the reports filed in connection with SPE-related litigation. Refer to Section IV.A.4.a.(ii)(E), "Conflicts Examiner" for information regarding the ENA Examiner's role as conflicts examiner.

      2.    PROFESSIONALS

      The Debtors may pursue any claim or cause of action against a potential defendant identified by the ENA Examiner, as conflicts examiner, or in the ENE Examiner's Report. In addition the Debtors have begun an analysis of potential malpractice and course of conduct claims against professionals who provided services to the Debtors prior to the Initial Petition Date, as well as professionals who advised other parties (including, but not limited to, insiders) in connection with prepetition transactions involving the Debtors. The Debtors reserve the right to institute litigation against those parties identified by the ENA Examiner, as conflicts examiner, or in the ENE Examiner's Reports. In addition, the Debtors reserve the right to institute litigation against any other potential defendants not otherwise identified therein.

      3.    EMPLOYEE/INSIDER CLAIMS

      As described in more detail in section IV.A.8.f., the Severance Settlement Fund Litigation has been commenced by the Employee Committee against certain recipients of the Employee Prepetition Stay Bonus Payments. The Employee Committee is the plaintiff in the foregoing litigation and any recoveries received pursuant to the litigation will be deposited in the Severance Settlement Litigation Trust. The Debtors cannot predict whether the Employee Committee will be successful in its litigation or the amount of the recovery that will ultimately be received by the Severance Settlement Trust.

      As described in more detail in section IV.A.8.f., the Employee Committee has been authorized to commence the Deferred Compensation Litigation. It is expected that the Employee Committee will file an adversary proceeding against approximately 41 of the recipients of accelerated deferred compensation payment seeking to avoid an aggregate total of approximately $30.4 million in such payments. ENE is the plaintiff in the foregoing litigation. The amounts at issue are subject to change, and the Debtors cannot predict whether the Employee committee will be successful in its litigation or the amount of the recovery that will ultimately be received.

      The Debtors reserve the right to bring additional causes of action against former officers or insiders, as deemed appropriate.

      4.    ACCOUNTS RECEIVABLE COLLECTION AND POTENTIAL AVOIDANCE ACTIONS

      The following is a list of accounts receivable collection and potential avoidance actions. Some of these claims may be brought by some combination of Enron Energy Services, Inc., Enron Energy Marketing Corp., Enron Energy Services Operating and Enron Corp., or other Debtors The Debtors are continuing to review their books and records for additional potential causes of action and intend to pursue other collection actions against retail customers who have not paid amounts due the retail Debtors. Further, the Debtors are continuing to review potential avoidance actions and may pursue avoidance claims against those retail customers who received a transfer within the 90 days prior to the Initial Petition Date or any subsequent Petition Date.

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  EESI, EEMC, EESO, ENE                   QUEBECOR                                                         Avoidance Action
  EESI, EEMC, EESO, ENE                   HARRAHS                                                          Avoidance Action
  EESI, EEMC, EESO, ENE                   SUIZA                                                            Avoidance Action
  EESI, EEMC, EESO, ENE                   CHASE MANHATTAN BANK                                             Avoidance Action
  EESI, EEMC, EESO, ENE                   ELI LILLY                                                        Avoidance Action
  EESI, EEMC, EESO, ENE                   L E HESTEN ENERGY LLC                                            Avoidance Action
  EESI, EEMC, EESO, ENE                   JC PENNEY                                                        Avoidance Action
  EESI, EEMC, EESO, ENE                   TRW INC                                                          Avoidance Action
  EESI, EEMC, EESO, ENE                   QUAKER OATS                                                      Avoidance Action
  EESI, EEMC, EESO, ENE                   CALIFORNIA STATE UNIVERSITY(UC/CSU)                              Avoidance Action
  EESI, EEMC, EESO, ENE                   WEISS MEMORIAL HOSPITAL                                          Avoidance Action
  EESI, EEMC, EESO, ENE                   CATHOLIC HEALTH EAST                                             Avoidance Action
  EESI, EEMC, EESO, ENE                   RICH PRODUCTS                                                    Avoidance Action
  EESI, EEMC, EESO, ENE                   MACERICH WHOLLY-OWNED PROPERTIES                                 Avoidance Action
  EESI, EEMC, EESO, ENE                   MACERICH JV PROPERTIES                                           Avoidance Action
  EESI, EEMC, EESO, ENE                   DURST                                                            Avoidance Action
  CLINTON                                 BAILEY PVS OXIDES                                                Collections
  CLINTON                                 FRITO-LAY INC.                                                   Collections
  CLINTON                                 MSI CORPORATION                                                  Collections
  CLINTON                                 PEPSICO INC.                                                     Collections
  CLINTON                                 TELEDYNE INDUSTRIES INC.                                         Collections
  CLINTON, EESI                           D & L ENERGY                                                     Collections
  CLINTON, EESI                           EDGEWATER STEEL                                                  Collections
  CLINTON, EESI                           LTV STEEL COMPANY                                                Collections
  CLINTON, EESI                           LUCENT                                                           Collections
  CLINTON, EESI                           PERRY GAS                                                        Collections
  CLINTON, EESI                           STARGHILL ALTERNATIVE ENERGY CORP.                               Collections
  CLINTON, EESI                           THE OHIO STATE UNIVERSITY                                        Collections
  CLINTON, EESI                           TUSCARORA INC.                                                   Collections
  CLINTON, EESI                           WORTHINGTON INDUSTRIES                                           Collections
  EEIS, EESI                              TOYS R US INC.                                                   Collections
  EEMC                                    7 ELEVEN                                                         Collections
  EEMC                                    AM REALTY MANAGEMENT INC.                                        Collections
  EEMC                                    BRAD GOLDBLATT-MCDONALDS                                         Collections
  EEMC                                    CALIFORNIA COMMUNITY COLLEGE                                     Collections
  EEMC                                    CARL KARCHER                                                     Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  EEMC                                    CHB PARTNERSHIP, MARK BROWNSTEIN-MCDONALDS                       Collections
  EEMC                                    CLOROX SERVICES COMPANY                                          Collections
  EEMC                                    DOUBLEWOOD INVESTMENT INC.                                       Collections
  EEMC                                    EMC CORPORATION                                                  Collections
  EEMC                                    FREUND BAKING COMPANY                                            Collections
  EEMC                                    GREAT LAKES CHEMICAL                                             Collections
  EEMC                                    HAKIMIANPOUR RESTAURANT GROUP                                    Collections
  EEMC                                    HKM II-PROPERTY DIVISON                                          Collections
  EEMC                                    HOMESTAKE MINING COMPANY                                         Collections
  EEMC                                    HOWARD GOLDBLATT-MCDONALDS                                       Collections
  EEMC                                    INTERNATIONAL PAPER                                              Collections
  EEMC                                    IRVINE CO.                                                       Collections
  EEMC                                    JERRY MEYERSON-MCDONALDS                                         Collections
  EEMC                                    JOHN MUIR/MT DIABLO HEALTH SYSTEM                                Collections
  EEMC                                    JOHNS MANVILLE INTERNATIONAL INC.                                Collections
  EEMC                                    KNICKERBOCKER PROPS INC.                                         Collections
  EEMC                                    LITTON SYSTEMS INC.                                              Collections
  EEMC                                    LOS ANGELES UNIFIED SCHOOL DISTRICT                              Collections
  EEMC                                    M & N FOODS, LLC.-CARL KARCHER                                   Collections
  EEMC                                    MALLARD HOLDING COMPANY LLC                                      Collections
  EEMC                                    MCDONALDS                                                        Collections
  EEMC                                    MILLIPORE                                                        Collections
  EEMC                                    MOTEL 6                                                          Collections
  EEMC                                    NESTLE                                                           Collections
  EEMC                                    NEW ENGLAND FINANCIAL                                            Collections
  EEMC                                    NORTEL                                                           Collections
  EEMC                                    NOVELLUS SYSTEMS INC.                                            Collections
  EEMC                                    ORTEK                                                            Collections
  EEMC                                    PACTIV                                                           Collections
  EEMC                                    PG&E ENERGY TRADING - POWER, L.P.                                Collections
  EEMC                                    PRINTED CIRCUIT CORPORATION                                      Collections
  EEMC                                    RITE AID CORPORATION                                             Collections
  EEMC                                    ROBERT J. KILDUFF                                                Collections
  EEMC                                    SAN FRANCISCO MART                                               Collections
  EEMC                                    SEAGATE TECHNOLOGY                                               Collections
  EEMC                                    SIMPLEX TIME RECORDER COMPANY                                    Collections
  EEMC                                    SSB REALTY  LLC                                                  Collections
  EEMC                                    STONEY STONEWORK-MCDONALDS                                       Collections
  EEMC                                    SYDRAN FOOD SERVICES -BURGER KING                                Collections
  EEMC                                    TERADYNE INC.                                                    Collections
  EEMC                                    THE LURIE COMPANY                                                Collections
  EEMC                                    TRI VALLEY GROWERS                                               Collections
  EEMC                                    UNITED PARCEL SERVICE                                            Collections
  EEMC                                    UNIVERSITY OF PITTSBURGH                                         Collections
  EEMC                                    US COLD STORAGE                                                  Collections
  EEMC                                    WANG GLOBAL                                                      Collections
  EEMC                                    WESTERNTEX INDUSTRIES INC.                                       Collections
  EEMC, EESI                              AMERICAN STORES                                                  Collections
  EEMC, EESI                              CARLYLE CONDOMINIUM                                              Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------

  EEMC, EESI                              EOP                                                              Collections
  EEMC, EESI                              LOCKHEED                                                         Collections
  EEMC, EESI                              NORTHROP GRUMMAN CORP                                            Collections
  EEMC, EESI                              PG&E ENERGY TRADING                                              Collections
  EEMC, EESI                              SAFEWAY                                                          Collections
  EEMC, EESI                              VINCENT EUPIERRE FRANCHISES                                      Collections
  EESEAM, EESO                            OCEAN SPRAY                                                      Collections
  EESI                                    4 THIRD AVE LEASEHOLD LLC                                        Collections
  EESI                                    4500 LTD                                                         Collections
  EESI                                    7 THIRD AVE LEASEHOLD LLC                                        Collections
  EESI                                    767 THIRD AVE LEASEHOLD LLC                                      Collections
  EESI                                    ACAPULCO ACQUISITION CORP                                        Collections
  EESI                                    ACAPULCO RESTAURANT INC                                          Collections
  EESI                                    ACCENT ENERGY INC.                                               Collections
  EESI                                    AGRIVENTURES LLC                                                 Collections
  EESI                                    ALBERTSONS                                                       Collections
  EESI                                    ALBRECHT FARMS                                                   Collections
  EESI                                    ALFIERO PALISTRONI                                               Collections
  EESI                                    ALL METALS PROCESSING/ENTREV LEASING                             Collections
  EESI                                    ALTRADE LLC                                                      Collections
  EESI                                    ALUMINUM PRECISION PRODUCTS INC.                                 Collections
  EESI                                    AMERADA  HESS CORPORATION                                        Collections
  EESI                                    AMERICAN BRASS & IRON                                            Collections
  EESI                                    AMERICAN GARMENT CARE                                            Collections
  EESI                                    AMERICAN PREMIER INC.                                            Collections
  EESI                                    AMERICAN STANDARD INC.                                           Collections
  EESI                                    ANDREWS PETROLEUM                                                Collections
  EESI                                    APPLIED MATERIALS                                                Collections
  EESI                                    AQUILA ENERGY MARKETING CORPORATION                              Collections
  EESI                                    ARCADIA ENERGY CORPORATION                                       Collections
  EESI                                    ASC PROPERTIES                                                   Collections
  EESI                                    ATLAS CARPET                                                     Collections
  EESI                                    AURORA NATURAL GAS/WESTERN NATURAL GAS                           Collections
  EESI                                    BAY AREA LAUNDRY                                                 Collections
  EESI                                    BAY CITY FLOWER CO INC.                                          Collections
  EESI                                    BEST TREND                                                       Collections
  EESI                                    BLUE DIAMOND GROWERS                                             Collections
  EESI                                    BOB EVANS FARMS                                                  Collections
  EESI                                    BORDEN CHEMICAL AND PLASTICS                                     Collections
  EESI                                    BOSCOM PARTNERS                                                  Collections
  EESI                                    BRIAD RESTAURANT GROUP                                           Collections
  EESI                                    BRINKER RESTAURANT CORPORATION                                   Collections
  EESI                                    BROOKDALE LIVING COMMUNITY                                       Collections
  EESI                                    BUCKEYE STEEL CASTINGS                                           Collections
  EESI                                    BUDDY BAR CASTING CORP                                           Collections
  EESI                                    CANTON DROP FORGE                                                Collections
  EESI                                    CATHEDRAL HEALTH SERVICES INC.                                   Collections
  EESI                                    CATHOLIC HEALTHCARE EAST                                         Collections
  EESI                                    CATHOLIC HEALTHCARE WEST                                         Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  EESI                                    CHARLES E SMITH RESIDENTIAL REALTY LP                            Collections
  EESI                                    CHEMICAL LIME COMPANY OF ARIZONA                                 Collections
  EESI                                    CHINA BASIN BALLPARK CO. LLC                                     Collections
  EESI                                    CISCO                                                            Collections
  EESI                                    CITY OF ALBUQUERQUE                                              Collections
  EESI                                    CITY OF CHICAGO                                                  Collections
  EESI                                    CLARK BROTHERS FARMING                                           Collections
  EESI                                    CLASSIC RESIDENCE BY HYATT-CR RIVER                              Collections
  EESI                                    CLEARWATER NURSERY INC.                                          Collections
  EESI                                    CNTRLMAINEPOWER                                                  Collections
  EESI                                    COLUMBUS STEEL DRUM                                              Collections
  EESI                                    COMMUNITY MEMORIAL HOSPITAL                                      Collections
  EESI                                    COMPAQ                                                           Collections
  EESI                                    CONEXANT SYSTEMS INC.                                            Collections
  EESI                                    CONOPCO                                                          Collections
  EESI                                    CONSOLIDATED NATURAL RESOURCES                                   Collections
  EESI                                    CONTINENTAL AIRLINES                                             Collections
  EESI                                    CONTINENTAL GYPSUM COMPANY                                       Collections
  EESI                                    COUNTY OF ALLEGHENY                                              Collections
  EESI                                    CROWN CITY PLATING CO.                                           Collections
  EESI                                    CYPRESS SEMICONDUCTOR CORP.                                      Collections
  EESI                                    DEL TACO                                                         Collections
  EESI                                    DEVELOPERS FUNDING COMPANY                                       Collections
  EESI                                    DIOCESE OF JOLIET                                                Collections
  EESI                                    DOMINION FIELD SERVICES INC.                                     Collections
  EESI                                    DONALDSON COMPANY                                                Collections
  EESI                                    DOORI AMERICA INC.                                               Collections
  EESI                                    DUKE ENERGY TRADING & MARKETING LLC                              Collections
  EESI                                    DURREL METAL PRODUCTS                                            Collections
  EESI                                    DURST                                                            Collections
  EESI                                    DYNEGY MARKETING AND TRADE                                       Collections
  EESI                                    E&J TEXTILE                                                      Collections
  EESI                                    EDMUND KIM INTERNATIONAL                                         Collections
  EESI                                    EGS ELECTRICAL GROUP                                             Collections
  EESI                                    ELCO/DETREX CORP                                                 Collections
  EESI                                    EMPIRE HARD CHROME                                               Collections
  EESI                                    EUCLID HEAT TREATING                                             Collections
  EESI                                    EVANS COLUMBUS CORP                                              Collections
  EESI                                    EXECUTIVE PROPERTIES                                             Collections
  EESI                                    FAY DA MANUFACTURING                                             Collections
  EESI                                    FEDERAL RESERVE BANK - DALLAS                                    Collections
  EESI                                    FERRO CORPORATION                                                Collections
  EESI                                    GAINEY CERAMICS INC.                                             Collections
  EESI                                    GALEN/COLUMBIA HCA HEALTHCARE CORP                               Collections
  EESI                                    GENERAL ENVIRONMENTAL MGMT/PURE TECH                             Collections
  EESI                                    GENERAL GROWTH PROPERTIES                                        Collections
  EESI                                    GMRI                                                             Collections
  EESI                                    HENRY FORD VILLAGE                                               Collections
  EESI                                    HERAEUS METAL PROCESSING INC.                                    Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  EESI                                    HOME DEPOT                                                       Collections
  EESI                                    HOUSTON PIPELINE COMPANY                                         Collections
  EESI                                    HYATT CORP                                                       Collections
  EESI                                    IMPERIAL BEEF LLC/SHAMROCK MEATS INC.                            Collections
  EESI                                    INLAND POWDER COATING                                            Collections
  EESI                                    INTERNATIONAL PRECISION COMPONENTS                               Collections
  EESI                                    ISW ACQUISITION CO. LTD                                          Collections
  EESI                                    J&P FLOWERS INC (GOLDEN COAST NURSERY)                           Collections
  EESI                                    J&R ENGINEERING/PARK AVENUE PRODUCTS INC.                        Collections
  EESI                                    JACK IN THE BOX INC.                                             Collections
  EESI                                    JEFFERSON CTY EDUCATIONAL SERVICE CENTER                         Collections
  EESI                                    JINDAL STRIPS LTD DBA MASSILLON STAINLESS INC.                   Collections
  EESI                                    JOHNSON & JOHNSON                                                Collections
  EESI                                    JOHNSON RUBBER/JOHNSONITE/NORBALT RUBBER                         Collections
  EESI                                    KAISER HEALTHCARE                                                Collections
  EESI                                    KEARNY BOARD OF EDUCATION                                        Collections
  EESI                                    KELSEY HAYES                                                     Collections
  EESI                                    KINZIE INDUSTRIAL DEVELOPMENT                                    Collections
  EESI                                    KOMAG                                                            Collections
  EESI                                    KPR HOLDINGS LP                                                  Collections
  EESI                                    LA CORONA USA                                                    Collections
  EESI                                    LAM RESEARCH CORPORATION                                         Collections
  EESI                                    LANGER JUICE CO INC.                                             Collections
  EESI                                    LANSCO DIE CASTING INC.                                          Collections
  EESI                                    LEGACY HEALTH SERVICES                                           Collections
  EESI                                    LIMITED INC.                                                     Collections
  EESI                                    LISTON BRICK COMPANY OF CORONA                                   Collections
  EESI                                    LONG ISLAND COLLEGE                                              Collections
  EESI                                    LORBER INDUSTRIES OF CA INC.                                     Collections
  EESI                                    LUZ SOLAR PARTNERS LTD.                                          Collections
  EESI                                    LYONS MAGNUS                                                     Collections
  EESI                                    M & B INDUSTRIAL GAS DEVELOPMENT COMPANY                         Collections
  EESI                                    MARGATE TENANT CORP.                                             Collections
  EESI                                    MASCO CORP.                                                      Collections
  EESI                                    MATCHMASTER DYEING & FINISHING                                   Collections
  EESI                                    MATICH CORP.                                                     Collections
  EESI                                    MCP INDUSTRIES INC/DBA BUILDING PRODUCTS CO.                     Collections
  EESI                                    MERCY HOSPITAL OF TIFFIN                                         Collections
  EESI                                    METRO WASH & LAUNDRY                                             Collections
  EESI                                    NAPA PIPE CORP.                                                  Collections
  EESI                                    NATURAL GAS FUEL COMPANY                                         Collections
  EESI                                    NAUMES CONCENTRATES INC.                                         Collections
  EESI                                    NEW UNITED MOTOR MANUFACTURING                                   Collections
  EESI                                    NORTH AMERICAN WIRE                                              Collections
  EESI                                    NSA33-C-TOWN/NENE MEAT CORP.                                     Collections
  EESI                                    NTA GRAPHICS INC.                                                Collections
  EESI                                    NURI INC.                                                        Collections
  EESI                                    NYU DOWNTOWN HOSPITAL                                            Collections
  EESI                                    NYU THE HOSPITAL OF JOINT DISEASES                               Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  EESI                                    OCM BOCES                                                        Collections
  EESI                                    OFS REALTY CORP.                                                 Collections
  EESI                                    OHIO METALLURGICAL SVC INC.                                      Collections
  EESI                                    OLD BRIDGE CHEMICALS INC.                                        Collections
  EESI                                    OXFORD NATURAL GAS COMPANY                                       Collections
  EESI                                    PACIFIC TELESIS GROUP                                            Collections
  EESI                                    PARADISE TEXTILE                                                 Collections
  EESI                                    PARALLEL PRODUCTS                                                Collections
  EESI                                    PARK RIDGE HOSPITAL                                              Collections
  EESI                                    PD HOTEL ASSOCIATES                                              Collections
  EESI                                    PECHINEY PLASTIC PACKAGING INC.                                  Collections
  EESI                                    PEPSI                                                            Collections
  EESI                                    PHOENIX DYEWORKS INC.                                            Collections
  EESI                                    PLATINUM DYEING & FINISHING INC.                                 Collections
  EESI                                    PLYMOUTH INVENTORY INC.                                          Collections
  EESI                                    PRECISION SPECIALTY METALS                                       Collections
  EESI                                    PREMIER INDUSTRIES INC.                                          Collections
  EESI                                    PRIME ALLIANCE                                                   Collections
  EESI                                    PROMUS                                                           Collections
  EESI                                    SHAW INDUSTRIES                                                  Collections
  EESI                                    QUICK QUALITY RESTAURANTS                                        Collections
  EESI                                    RAYCHEM                                                          Collections
  EESI                                    RICHLAND MOULDED BRICK CO.                                       Collections
  EESI                                    RIVIERA HOTEL & CASINO                                           Collections
  EESI                                    SABA TEXTILES INC                                                Collections
  EESI                                    SAINT BARNABAS HEALTH CARE SYSTEMS                               Collections
  EESI                                    SAKS                                                             Collections
  EESI                                    SAN JOSE ARENA MANAGEMENT, L.P                                   Collections
  EESI                                    SAN JOSE UNIFIED SCHOOL DISTRIST                                 Collections
  EESI                                    SAN MATEO COUNTY GENERAL HOSPITAL                                Collections
  EESI                                    SANDALWOOD CO-OP INC.                                            Collections
  EESI                                    SAVITAR REALTY ADVISORS                                          Collections
  EESI                                    SEAPORT HOTELS                                                   Collections
  EESI                                    SEES COLOR TEXTILE                                               Collections
  EESI                                    SIMONE FRUIT CO.                                                 Collections
  EESI                                    SOLO CUP                                                         Collections
  EESI                                    SOLOMON ORGANIZATION                                             Collections
  EESI                                    SOUTHERN CALIFORNIA PRESBYTERIAN HOMES                           Collections
  EESI                                    SOUTHERN MANAGMENT CORP.                                         Collections
  EESI                                    SPRINGCO METAL COATING                                           Collections
  EESI                                    ST. MARY HOSPITAL                                                Collections
  EESI                                    STAHLY DEVELOPMENT                                               Collections
  EESI                                    STERLING CHINA                                                   Collections
  EESI                                    SUPER DYEING AND FINISHING                                       Collections
  EESI                                    SUPERIOR INDUSTRIES INC.                                         Collections
  EESI                                    SUTTER HEALTH                                                    Collections
  EESI                                    SYCOM ENTERPRISES                                                Collections
  EESI                                    TARTAN TEXTILE SERVICES INC.                                     Collections
  EESI                                    TAYLOR BROS FARMS INC.                                           Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  EESI                                    TELFER SHELDON OIL CO.                                           Collections
  EESI                                    TEMPERFORM USA                                                   Collections
  EESI                                    TEXACO GAS MARKETING INC.                                        Collections
  EESI                                    TEXOLLINI INC.                                                   Collections
  EESI                                    TEXTILEATHER                                                     Collections
  EESI                                    THE GREEK AMERICAN RESTAURANT                                    Collections
  EESI                                    THE HALL CHEMICAL COMPANY                                        Collections
  EESI                                    THE NEW FRONTIER HOTEL & CASINO                                  Collections
  EESI                                    THE SCOTTS COMPANY                                               Collections
  EESI                                    THOROCK METALS CORPORATION                                       Collections
  EESI                                    TI GROUP AUTOMOTIVE SYSTEMS CORPORATION                          Collections
  EESI                                    TISSURAMA INDUSTRIES                                             Collections
  EESI                                    TRICON                                                           Collections
  EESI                                    TRW                                                              Collections
  EESI                                    UC/CSU                                                           Collections
  EESI                                    UNITED FOUNDRIES INC.                                            Collections
  EESI                                    UNIVERSAL DYEING AND PRINTING                                    Collections
  EESI                                    UNIVERSAL HILTON                                                 Collections
  EESI                                    UNIVERSITY OF CHICAGO                                            Collections
  EESI                                    US DYEING AND FINISHING INC.                                     Collections
  EESI                                    VALLEY FLOWERS INC.                                              Collections
  EESI                                    VALLEY PLATING WORKS INC.                                        Collections
  EESI                                    VERIZON                                                          Collections
  EESI                                    VIASAT INC.                                                      Collections
  EESI                                    VICTORIA NURSERY INC.                                            Collections
  EESI                                    VSS ENTERPRISES, LLC DBA/CASTAWAYS HOTEL & CASINO                Collections
  EESI                                    WELDED RING PROPERTIES                                           Collections
  EESI                                    WISCONSIN-CALIFORNIA FOREST PRODUCTS INC.                        Collections
  EESI, EEMC                              PACIFIC GAS & ELECTRIC CO.                                       Collections
  EESI, EESO                              GENERAL SERVICES ADMINISTRATION                                  Collections
  EESI, EESO                              OWENS ILLINOIS                                                   Collections
  EESNA                                   PACTEL                                                           Collections
  EESO                                    ADVANCED GLASS FIBER YARNS                                       Collections
  EESO                                    CHASE                                                            Collections
  EESO                                    FT HAMILTON                                                      Collections
  EESO                                    GENERAL CABLE - US                                               Collections
  EESO                                    IBM                                                              Collections
  EESO                                    INFOMART                                                         Collections
  EESO                                    MACERICH                                                         Collections
  EESO                                    MOLDED FIBER GLASS                                               Collections
  EESO                                    POLAROID                                                         Collections
  EESO                                    QUAKER                                                           Collections
  EESO                                    QUEBECOR                                                         Collections
  EESO                                    REXAM/ANC                                                        Collections
  EESO                                    RICH PRODUCTS                                                    Collections
  EESO                                    RIDGE TOOL CO.                                                   Collections
  EESO                                    SPRINGS                                                          Collections
  EESO                                    SUIZA                                                            Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  EESO                                    TYCO INTERNATIONAL                                               Collections
  LEHEST                                  ELI LILLY                                                        Collections
  ENRON BROADBAND SERVICES, INC.          ADVANCE GLOBAL COMMUNICATIONS, LTD.                              Collections
  ENRON BROADBAND SERVICES, INC.          AQUILA BROADBAND SERVICES, INC.                                  Collections
  ENRON BROADBAND SERVICES, INC.          DUKE ENERGY MERCHANTS LLC                                        Collections
  ENRON BROADBAND SERVICES, INC.          EXCEL COMMUNICATIONS, INC.                                       Collections
  ENRON BROADBAND SERVICES, INC.          GJESDAL ENERGI AS                                                Collections
  ENRON BROADBAND SERVICES, INC.          I2 TECHNOLOGIES, INC.                                            Collections
  ENRON BROADBAND SERVICES, INC.          INTEGRATED COMMUNICATIONS CONSULTANTS CORPORATION                Collections
  ENRON BROADBAND SERVICES, INC.          IP COMMUNICATIONS, INC.                                          Collections
  ENRON BROADBAND SERVICES, INC.          MEDIAONDEMAND.COM, INC.                                          Collections
  ENRON BROADBAND SERVICES, INC.          MEGABYTE NETWORK, INC.                                           Collections
  ENRON BROADBAND SERVICES, INC.          NETVOICE TECHNOLOGIES, INC.                                      Collections
  ENRON BROADBAND SERVICES, INC.          SIGMA NETWORKS, INC.                                             Collections
  ENRON BROADBAND SERVICES, INC.          STORAGEPROVIDER, INC.                                            Collections
  ENRON BROADBAND SERVICES, INC.          TRAVELERS                                                        Collections
  ENRON BROADBAND SERVICES, INC.          XO COMMUNICATIONS, INC.                                          Collections
  ENRON CLEAN FUELS COMPANY               ASHLAND CHEMICAL COMPANY                                         Collections
  ENRON CLEAN FUELS COMPANY               CHEMCENTRAL CORPORATION                                          Collections
  ENRON CLEAN FUELS COMPANY               CHOU CHEMICAL CO.                                                Collections
  ENRON CLEAN FUELS COMPANY               CITGO PETROLEUM CORPORATION                                      Collections
  ENRON CLEAN FUELS COMPANY               CK WITCO CORPORATION                                             Collections
  ENRON CLEAN FUELS COMPANY               CONE SOLVENTS, INC.                                              Collections
  ENRON CLEAN FUELS COMPANY               CROMPTON CO./CIE                                                 Collections
  ENRON CLEAN FUELS COMPANY               ENERGYUSA-TPC CORP.                                              Collections
  ENRON CLEAN FUELS COMPANY               EQUIVA TRADING COMPANY                                           Collections
  ENRON CLEAN FUELS COMPANY               GE PLASTICS                                                      Collections
  ENRON CLEAN FUELS COMPANY               GEORGE S. COYNE CHEMICAL CO., INC.                               Collections
  ENRON CLEAN FUELS COMPANY               HESS ENERGY TRADING COMPANY LLC                                  Collections
  ENRON CLEAN FUELS COMPANY               KEELING DISTRIBUTING, INC.                                       Collections
  ENRON CLEAN FUELS COMPANY               KOCH PETROLEUM GROUP, L.P.                                       Collections
  ENRON CLEAN FUELS COMPANY               LUBRIZOL CORPORATION, THE                                        Collections
  ENRON CLEAN FUELS COMPANY               METHANEX NEW ZEALAND LIMITED                                     Collections
  ENRON CLEAN FUELS COMPANY               OLD WORLD INDUSTRIES, INC.                                       Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CLEAN FUELS COMPANY               SHELL OIL COMPANY                                                Collections
  ENRON CLEAN FUELS COMPANY               SHELL TRADING (US) COMPANY                                       Collections
  ENRON CLEAN FUELS COMPANY               TRAMMOCHEM, A DIVISION OF TRANSAMMONIA INC                       Collections
  ENRON CLEAN FUELS COMPANY               ULTRAMAR INC.                                                    Collections
  ENRON CLEAN FUELS COMPANY               UNION CARBIDE CORPORATION                                        Collections
  ENRON CLEAN FUELS COMPANY               VECKRIDGE CHEMICAL COMPANY                                       Collections
  ENRON CLEAN FUELS COMPANY               VOPAK USA INC.                                                   Collections
  ENRON CLEAN FUELS COMPANY               WILLIAMS ENERGY MARKETING & TRADING COMPANY                      Collections
  ENRON CLEAN FUELS COMPANY               WRIGHT CHEMICAL CORPORATION                                      Collections
  ENRON FREIGHT MARKETS                   ARCHER DANIELS MIDLAND COMPANY, INC.                             Collections
  ENRON FREIGHT MARKETS                   CANADIAN PACIFIC RAILWAY COMPANY                                 Collections
  ENRON FREIGHT MARKETS                   CARDINAL BRANDS, INC.                                            Collections
  ENRON FREIGHT MARKETS                   CARDINAL LOGISTICS MANAGEMENT, INC.                              Collections
  ENRON FREIGHT MARKETS                   CHEVRON PRODUCTS COMPANY                                         Collections
  ENRON FREIGHT MARKETS                   CONSOLIDATED FREIGHTWAYS CORPORATION                             Collections
  ENRON FREIGHT MARKETS                   DURAFLAME INC.                                                   Collections
  ENRON FREIGHT MARKETS                   FREIGHTQUOTE.COM                                                 Collections
  ENRON FREIGHT MARKETS                   GET UP AND GO FREIGHT                                            Collections
  ENRON FREIGHT MARKETS                   GLOBAL TRANSLOGIX, INC.                                          Collections
  ENRON FREIGHT MARKETS                   IGLOO PRODUCTS                                                   Collections
  ENRON FREIGHT MARKETS                   JBFF, INC.                                                       Collections
  ENRON FREIGHT MARKETS                   MENASHA MATERIAL HANDLING CORP.                                  Collections
  ENRON FREIGHT MARKETS                   MK BATTERY                                                       Collections
  ENRON FREIGHT MARKETS                   PROCUREMENT & LOGISTICS SERVICES, INC.                           Collections
  ENRON FREIGHT MARKETS                   R.E.W. ASSOCIATES, INC.                                          Collections
  ENRON FREIGHT MARKETS                   REZ 1                                                            Collections
  ENRON FREIGHT MARKETS                   RYDER INTEGRATED LOGISTICS                                       Collections
  ENRON FREIGHT MARKETS                   SCOTT LOGISTICS CORPORATION                                      Collections
  ENRON FREIGHT MARKETS                   SHIPPERS INTERSTATE TRANSPORTATION                               Collections
  ENRON FREIGHT MARKETS                   SUNTECK TRANSPORT CO., INC.                                      Collections
  ENRON FREIGHT MARKETS                   TLC POLYFORM, INC.                                               Collections
  ENRON FREIGHT MARKETS                   UNION PACIFIC RAILROAD COMPANY                                   Collections
  ENRON FUELS CARIBBEAN, L.P.             PETROBRAS AMERICA INC.                                           Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON FUELS CARIBBEAN, L.P.             SHELL TRADING (US) COMPANY                                       Collections
  ENRON FUELS INTERNATIONAL, INC.         EMPRESA ENERGETICA CORINTO LTD.                                  Collections
  ENRON FUELS INTERNATIONAL, INC.         SMITH/ENRON COGENERATION LIMITED PARTNERSHIP                     Collections
  ENRON GAS LIQUIDS, INC.                 AQUILA ENERGY MARKETING                                          Collections
  ENRON GAS LIQUIDS, INC.                 CHEVRON PHILLIPS CHEMICAL COMPANY LP                             Collections
  ENRON GAS LIQUIDS, INC.                 COAST ENERGY GROUP, A DIVISION OF CORNERSTONE PROP               Collections
  ENRON GAS LIQUIDS, INC.                 DUKE ENERGY MERCHANTS LLC                                        Collections
  ENRON GAS LIQUIDS, INC.                 DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP                   Collections
  ENRON GAS LIQUIDS, INC.                 EL PASO MERCHANT ENERGY-PETROLEUM COMPANY                        Collections
  ENRON GAS LIQUIDS, INC.                 EL PASO NGL MARKETING, L.P.                                      Collections
  ENRON GAS LIQUIDS, INC.                 GAS PRODUCERS LIQUIDS INC.                                       Collections
  ENRON GAS LIQUIDS, INC.                 GLENCORE AG                                                      Collections
  ENRON GAS LIQUIDS, INC.                 GLENCORE LTD.                                                    Collections
  ENRON GAS LIQUIDS, INC.                 KOCH HYDROCARBONS COMPANY                                        Collections
  ENRON GAS LIQUIDS, INC.                 KOCH PETROLEUM GROUP, L.P.                                       Collections
  ENRON GAS LIQUIDS, INC.                 MARATHON ASHLAND PETROLEUM, LLC                                  Collections
  ENRON GAS LIQUIDS, INC.                 PLAINS MARKETING, L.P.                                           Collections
  ENRON GAS LIQUIDS, INC.                 SHELL OIL COMPANY                                                Collections
  ENRON GAS LIQUIDS, INC.                 TAUBER OIL COMPANY                                               Collections
  ENRON GAS LIQUIDS, INC.                 VANGUARD PETROLEUM CORP.                                         Collections
  ENRON GAS LIQUIDS, INC.                 WESTLAKE PETROCHEMICAL CORPORATION                               Collections
  ENRON GAS LIQUIDS, INC.                 WILLIAMS ENERGY MARKETING & TRADING COMPANY                      Collections
  ENRON GAS LIQUIDS, INC.                 XERON, INC.                                                      Collections
  ENRON INDUSTRIAL MARKETS                AMERIMARK DIRECT LLC                                             Collections
  ENRON INDUSTRIAL MARKETS                CAROLINA HOLDINGS, INC.                                          Collections
  ENRON INDUSTRIAL MARKETS                CASCADES INC.                                                    Collections
  ENRON INDUSTRIAL MARKETS                CONAGRA TRADE GROUP, INC.                                        Collections
  ENRON INDUSTRIAL MARKETS                DIAL CORP., THE                                                  Collections
  ENRON INDUSTRIAL MARKETS                DISPATCH PRINTING COMPANY INC., THE                              Collections
  ENRON INDUSTRIAL MARKETS                IESI CORPORATION                                                 Collections
  ENRON INDUSTRIAL MARKETS                INTERSTATE RESOURCES, INC.                                       Collections
  ENRON INDUSTRIAL MARKETS                JEFFERSON SMURFIT CORPORATION (US)                               Collections
  ENRON INDUSTRIAL MARKETS                KNIGHT-RIDDER, INC.                                              Collections
  ENRON INDUSTRIAL MARKETS                MEDIA GENERAL, INC.                                              Collections
  ENRON INDUSTRIAL MARKETS                MEDIANEWS GROUP, INC.                                            Collections
  ENRON INDUSTRIAL MARKETS                MIRANT AMERICAS ENERGY MARKETING, L.P.                           Collections
  ENRON INDUSTRIAL MARKETS                NEW YORK TIMES COMPANY, THE                                      Collections
  ENRON INDUSTRIAL MARKETS                NEWTOWN PAPER COMPANY, INC.                                      Collections
  ENRON INDUSTRIAL MARKETS                PAPERBOARD INDUSTRIES INTERNATIONAL, INC.                        Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON INDUSTRIAL MARKETS                PERKINS PAPERS LTD.                                              Collections
  ENRON INDUSTRIAL MARKETS                PORT TOWNSEND PAPER CORPORATION                                  Collections
  ENRON INDUSTRIAL MARKETS                RANDOM HOUSE, INC.                                               Collections
  ENRON INDUSTRIAL MARKETS                ROCK-TENN COMPANY                                                Collections
  ENRON INDUSTRIAL MARKETS                SMURFIT PACKAGING CORPORATION                                    Collections
  ENRON INDUSTRIAL MARKETS                THE BAKERSFIELD CALIFORNIAN                                      Collections
  ENRON INDUSTRIAL MARKETS                TRANZONIC COMPANIES, THE                                         Collections
  ENRON INDUSTRIAL MARKETS                TRIBUNE COMPANY                                                  Collections
  ENRON INDUSTRIAL MARKETS                WESTWARD COMMUNICATIONS LLC                                      Collections
  ENRON INDUSTRIAL MARKETS                XEROX CORPORATION                                                Collections
  ENRON LIQUID FUELS, INC.                AMERADA HESS CORPORATION                                         Collections
  ENRON LIQUID FUELS, INC.                BP OIL INTERNATIONAL LIMITED                                     Collections
  ENRON LIQUID FUELS, INC.                CENTRAL MAINE POWER COMPANY                                      Collections
  ENRON LIQUID FUELS, INC.                CHEMOIL CORPORATION                                              Collections
  ENRON LIQUID FUELS, INC.                CHEVRON PRODUCTS COMPANY, A DIVISION OF CHEVRON USA, INC.        Collections
  ENRON LIQUID FUELS, INC.                CITGO PETROLEUM CORPORATION                                      Collections
  ENRON LIQUID FUELS, INC.                COLONIAL OIL INDUSTRIES INC.                                     Collections
  ENRON LIQUID FUELS, INC.                CONECTIV ENERGY SUPPLY, INC.                                     Collections
  ENRON LIQUID FUELS, INC.                DANZAS AEI DRAWBACK SERVICES                                     Collections
  ENRON LIQUID FUELS, INC.                DUBAI NATURAL GAS COMPANY                                        Collections
  ENRON LIQUID FUELS, INC.                DUKE ENERGY MERCHANTS LLC                                        Collections
  ENRON LIQUID FUELS, INC.                EASTERN OIL OF NEW JERSEY, INC.                                  Collections
  ENRON LIQUID FUELS, INC.                EL PASO MERCHANT ENERGY-PETROLEUM COMPANY                        Collections
  ENRON LIQUID FUELS, INC.                EQUISTAR CHEMICALS, LP                                           Collections
  ENRON LIQUID FUELS, INC.                EQUIVA TRADING COMPANY                                           Collections
  ENRON LIQUID FUELS, INC.                EXXON COMPANY, USA, A DIVISION OF EXXON CORPORATION              Collections
  ENRON LIQUID FUELS, INC.                GE PLASTICS                                                      Collections
  ENRON LIQUID FUELS, INC.                GLENCORE LTD.                                                    Collections
  ENRON LIQUID FUELS, INC.                GLOBAL COMPANIES LLC                                             Collections
  ENRON LIQUID FUELS, INC.                HESS ENERGY TRADING COMPANY LLC                                  Collections
  ENRON LIQUID FUELS, INC.                IRVING OIL TERMINALS INC.                                        Collections
  ENRON LIQUID FUELS, INC.                ITOCHU INTERNATIONAL INC.                                        Collections
  ENRON LIQUID FUELS, INC.                KOCH PETROLEUM GROUP, L.P.                                       Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON LIQUID FUELS, INC.                LOUIS DREYFUS CORPORATION                                        Collections
  ENRON LIQUID FUELS, INC.                LOUIS DREYFUS ENERGY LTD.                                        Collections
  ENRON LIQUID FUELS, INC.                MORGAN STANLEY CAPITAL GROUP INC.                                Collections
  ENRON LIQUID FUELS, INC.                MORGAN STANLEY GROUP INC.                                        Collections
  ENRON LIQUID FUELS, INC.                NOBLE AMERICAS CORP.                                             Collections
  ENRON LIQUID FUELS, INC.                NORTHEAST UTILITIES SERVICE COMPANY                              Collections
  ENRON LIQUID FUELS, INC.                NORTHVILLE INDUSTRIES CORP.                                      Collections
  ENRON LIQUID FUELS, INC.                PDVSA PETROLEO Y GAS, S.A.                                       Collections
  ENRON LIQUID FUELS, INC.                PETROBRAS AMERICA INC.                                           Collections
  ENRON LIQUID FUELS, INC.                PHIBRO, INC.                                                     Collections
  ENRON LIQUID FUELS, INC.                PROCARIBE INC.                                                   Collections
  ENRON LIQUID FUELS, INC.                PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE                          Collections
  ENRON LIQUID FUELS, INC.                SHELL CHEMICAL COMPANY                                           Collections
  ENRON LIQUID FUELS, INC.                SHELL OIL COMPANY                                                Collections
  ENRON LIQUID FUELS, INC.                SHELL TRADING (US) COMPANY                                       Collections
  ENRON LIQUID FUELS, INC.                SHELL WESTERN SUPPLY AND TRADING LIMITED                         Collections
  ENRON LIQUID FUELS, INC.                SOCIETE GENERALE ENERGIE (USA) CORP.                             Collections
  ENRON LIQUID FUELS, INC.                SUNOCO INC.                                                      Collections
  ENRON LIQUID FUELS, INC.                TOTAL INTERNATIONAL LIMITED                                      Collections
  ENRON LIQUID FUELS, INC.                TRAFIGURA AG                                                     Collections
  ENRON LIQUID FUELS, INC.                TRAMMOCHEM, A DIVISION OF TRANSAMMONIA INC                       Collections
  ENRON LIQUID FUELS, INC.                VIRGINIA ELECTRIC AND POWER COMPANY                              Collections
  ENRON LIQUID FUELS, INC.                WESTPORT PETROLEUM, INC.                                         Collections
  ENRON LIQUID FUELS, INC.                WILLIAMS ENERGY MARKETING & TRADING COMPANY                      Collections
  ENRON LNG SHIPPING COMPANY              LEIF HOEGH & CO. ASA                                             Collections
  ENRON NORTH AMERICA CORP.               ABARTA OIL & GAS, INC.                                           Collections
  ENRON NORTH AMERICA CORP.               AEC MARKETING                                                    Collections
  ENRON NORTH AMERICA CORP.               AEC STORAGE AND HUB SERVICES, A BUSINESS UNIT OF A               Collections
  ENRON NORTH AMERICA CORP.               AEP ENERGY SERVICES, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               AEP/HPL                                                          Collections
  ENRON NORTH AMERICA CORP.               AGAVE ENERGY COMPANY                                             Collections
  ENRON NORTH AMERICA CORP.               AIG COMMODITY ARBITRAGE FUND LLC                                 Collections
  ENRON NORTH AMERICA CORP.               AIG COMMODITY ARBITRAGE FUND LP                                  Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               AIG ENERGY TRADING, INC.                                         Collections
  ENRON NORTH AMERICA CORP.               AIG HIGHSTAR CAPITAL, L.P.                                       Collections
  ENRON NORTH AMERICA CORP.               AIG TRADING CORPORATION                                          Collections
  ENRON NORTH AMERICA CORP.               ALABAMA GAS CORPORATION                                          Collections
  ENRON NORTH AMERICA CORP.               ALABAMA GAS CORPORATION                                          Collections
  ENRON NORTH AMERICA CORP.               ALCOA INC.                                                       Collections
  ENRON NORTH AMERICA CORP.               ALL PRO PAPER OF TEXAS, INC.                                     Collections
  ENRON NORTH AMERICA CORP.               ALMA ENERGY CORP.                                                Collections
  ENRON NORTH AMERICA CORP.               ALPINE ENERGY CO., INC.                                          Collections
  ENRON NORTH AMERICA CORP.               ALPINE ENERGY CO., INC.                                          Collections
  ENRON NORTH AMERICA CORP.               ALSTOM POWER, INC.                                               Collections
  ENRON NORTH AMERICA CORP.               AMERADA HESS COMPANY                                             Collections
  ENRON NORTH AMERICA CORP.               AMERADA HESS CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               AMERADA HESS TRADING COMPANY, A DIVISION OF AMERAD               Collections
  ENRON NORTH AMERICA CORP.               AMEREN ENERGY FUELS AND SERVICES COMPANY, AS AGENT               Collections
  ENRON NORTH AMERICA CORP.               AMERICA CHUNG NAM, INC.                                          Collections
  ENRON NORTH AMERICA CORP.               AMTEX STEEL, INC.                                                Collections
  ENRON NORTH AMERICA CORP.               ANADARKO PETROLEUM CORPORATION                                   Collections
  ENRON NORTH AMERICA CORP.               ANGUS ENERGY, INC.                                               Collections
  ENRON NORTH AMERICA CORP.               ANKER ENERGY CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               ANP MARKETING COMPANY                                            Collections
  ENRON NORTH AMERICA CORP.               APPLETON PAPERS INC.                                             Collections
  ENRON NORTH AMERICA CORP.               APS ENERGY SERVICES COMPANY, INC.                                Collections
  ENRON NORTH AMERICA CORP.               AQUILA CANADA CORP.                                              Collections
  ENRON NORTH AMERICA CORP.               AQUILA DALLAS MARKETING, L.P.                                    Collections
  ENRON NORTH AMERICA CORP.               AQUILA ENERGY                                                    Collections
  ENRON NORTH AMERICA CORP.               AQUILA MERCHANT SERVICES - INTERNATIONAL, LIMITED                Collections
  ENRON NORTH AMERICA CORP.               AQUILA RISK MANAGEMENT CORPORATION                               Collections
  ENRON NORTH AMERICA CORP.               ARC INTERNATIONAL INDUSTRIAL MATERIALS COMPANY LIMITED           Collections
  ENRON NORTH AMERICA CORP.               ARCH COAL SALES COMPANY, INC.                                    Collections
  ENRON NORTH AMERICA CORP.               ARCH COAL, INC.                                                  Collections
  ENRON NORTH AMERICA CORP.               ARIES RESOURCES LLC                                              Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               ARIZONA PUBLIC SERVICE CO                                        Collections
  ENRON NORTH AMERICA CORP.               ARLINGTON STORAGE CORPORATION                                    Collections
  ENRON NORTH AMERICA CORP.               ASHLAND CHEMICAL COMPANY                                         Collections
  ENRON NORTH AMERICA CORP.               ASHLAND SPECIALTY CHEMICALS COMPANY                              Collections
  ENRON NORTH AMERICA CORP.               ASSET MANAGEMENT GROUP, INC.                                     Collections
  ENRON NORTH AMERICA CORP.               ASSOCIATED NATURAL GAS CORPORATION                               Collections
  ENRON NORTH AMERICA CORP.               ASTRA POWER, LLC                                                 Collections
  ENRON NORTH AMERICA CORP.               ASTRA RESOURCES, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               ATMOS ENERGY CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               AURORA SERVICES, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               BADAK GAS MARKETING, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               BALTIMORE GAS AND ELECTRIC COMPANY                               Collections
  ENRON NORTH AMERICA CORP.               BANKERS TRUST COMPANY                                            Collections
  ENRON NORTH AMERICA CORP.               BARCLAYS BANK PLC                                                Collections
  ENRON NORTH AMERICA CORP.               BARCLAYS BANK PLC - LONDON                                       Collections
  ENRON NORTH AMERICA CORP.               BARRETT FUELS CORPORATION                                        Collections
  ENRON NORTH AMERICA CORP.               BARSTEEL CORP.                                                   Collections
  ENRON NORTH AMERICA CORP.               BASE PETROLEUM, INC.                                             Collections
  ENRON NORTH AMERICA CORP.               BASIN EXPLORATION, INC.                                          Collections
  ENRON NORTH AMERICA CORP.               BATEMAN PRINTING SERVICES, INC.                                  Collections
  ENRON NORTH AMERICA CORP.               BAY ROCK OPERATING CO.                                           Collections
  ENRON NORTH AMERICA CORP.               BECK ENERGY CORPORATION                                          Collections
  ENRON NORTH AMERICA CORP.               BELCO OIL & GAS CORP.                                            Collections
  ENRON NORTH AMERICA CORP.               BELDEN & BLAKE CORPORATION                                       Collections
  ENRON NORTH AMERICA CORP.               BERENFIELD CONTAINERS, INC.                                      Collections
  ENRON NORTH AMERICA CORP.               BETHLEHEM STEEL CORPORATION                                      Collections
  ENRON NORTH AMERICA CORP.               BETTIS, BOYLE & STOVALL, INC.                                    Collections
  ENRON NORTH AMERICA CORP.               BETTY QUICK, AGENT                                               Collections
  ENRON NORTH AMERICA CORP.               BILL KENNEDY                                                     Collections
  ENRON NORTH AMERICA CORP.               BLACK MARLIN PIPELINE COMPANY INC.                               Collections
  ENRON NORTH AMERICA CORP.               BLACKSBURG, TOWN OF                                              Collections
  ENRON NORTH AMERICA CORP.               BLUE FLAME PROPANE INC                                           Collections
  ENRON NORTH AMERICA CORP.               BMO NESBITT BURNS CORP.                                          Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               BNG PRODUCING & DRILLING, INC.                                   Collections
  ENRON NORTH AMERICA CORP.               BOISE CASCADE CORPORATION                                        Collections
  ENRON NORTH AMERICA CORP.               BOONVILLE NATURAL GAS CORP., THE                                 Collections
  ENRON NORTH AMERICA CORP.               BOSTON GAS COMPANY                                               Collections
  ENRON NORTH AMERICA CORP.               BP CAPITAL ENERGY EQUITY FUND, L.P.                              Collections
  ENRON NORTH AMERICA CORP.               BP CAPITAL ENERGY INTERNATIONAL HOLDING                          Collections
  ENRON NORTH AMERICA CORP.               BREWER NATURAL GAS, L.L.C.                                       Collections
  ENRON NORTH AMERICA CORP.               BULL MOOSE TUBE COMPANY                                          Collections
  ENRON NORTH AMERICA CORP.               BURLINGTON RESOURCES INC.                                        Collections
  ENRON NORTH AMERICA CORP.               C&L PETROLEUM SERVICES COMPANY                                   Collections
  ENRON NORTH AMERICA CORP.               CACTUS HYDROCARBON III LIMITED PARTNERSHIP                       Collections
  ENRON NORTH AMERICA CORP.               CAGE GAS SERVICES                                                Collections
  ENRON NORTH AMERICA CORP.               CALPINE ENERGY SERVICES, L.P.                                    Collections
  ENRON NORTH AMERICA CORP.               CANADIAN HUNTER EXPLORATION LTD.                                 Collections
  ENRON NORTH AMERICA CORP.               CANADIAN IMPERIAL BANK OF COMMERCE                               Collections
  ENRON NORTH AMERICA CORP.               CANADIAN NATURAL RESOURCES LTD.                                  Collections
  ENRON NORTH AMERICA CORP.               CANFIBRE OF RIVERSIDE, INC.                                      Collections
  ENRON NORTH AMERICA CORP.               CARDINAL NATURAL FUEL, CO., INC.                                 Collections
  ENRON NORTH AMERICA CORP.               CARGILL, INCORPORATED                                            Collections
  ENRON NORTH AMERICA CORP.               CARTHAGE ENERGY SERVICES, INC.                                   Collections
  ENRON NORTH AMERICA CORP.               CASTLE GAS COMPANY, INC.                                         Collections
  ENRON NORTH AMERICA CORP.               CATEQUIL OVERSEAS PARTNERS, LTD.                                 Collections
  ENRON NORTH AMERICA CORP.               CBE, INC.                                                        Collections
  ENRON NORTH AMERICA CORP.               CELADON GROUP, INC.                                              Collections
  ENRON NORTH AMERICA CORP.               CELULOSA Y PAPEL SOLAR S.A. DE C.V.                              Collections
  ENRON NORTH AMERICA CORP.               CENEX HARVEST STATES COOPERATIVES                                Collections
  ENRON NORTH AMERICA CORP.               CENTRAL FLORIDA GAS                                              Collections
  ENRON NORTH AMERICA CORP.               CENTRAL ILLINOIS PUBLIC SERVICE COMPANY                          Collections
  ENRON NORTH AMERICA CORP.               CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), THE                 Collections
  ENRON NORTH AMERICA CORP.               CHEVRON USA INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               CIG FIELD SERVICES COMPANY                                       Collections
  ENRON NORTH AMERICA CORP.               CINERGY CANADA INC.                                              Collections
  ENRON NORTH AMERICA CORP.               CINERGY CAPITAL & TRADING INC.                                   Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               CINERGY SERVICES, INC.                                           Collections
  ENRON NORTH AMERICA CORP.               CINNABAR ENERGY SERVICES & TRADING, LLC                          Collections
  ENRON NORTH AMERICA CORP.               CITRUS - FLORIDA POWER CORPORATION                               Collections
  ENRON NORTH AMERICA CORP.               CITY OF DEFUNIAK SPRINGS                                         Collections
  ENRON NORTH AMERICA CORP.               CITY OF HUNTSVILLE                                               Collections
  ENRON NORTH AMERICA CORP.               CITY OF MADISON                                                  Collections
  ENRON NORTH AMERICA CORP.               CITY OF PALO ALTO                                                Collections
  ENRON NORTH AMERICA CORP.               CITY OF PASADENA                                                 Collections
  ENRON NORTH AMERICA CORP.               CITY OF SHELBY                                                   Collections
  ENRON NORTH AMERICA CORP.               CITY OF TALLAHASSEE                                              Collections
  ENRON NORTH AMERICA CORP.               CLARK OIL TRADING COMPANY                                        Collections
  ENRON NORTH AMERICA CORP.               CLAYTON PETROLEUM CORP.                                          Collections
  ENRON NORTH AMERICA CORP.               CLECO MARKETING AND TRADING, LLC                                 Collections
  ENRON NORTH AMERICA CORP.               CNG APPALACHIAN                                                  Collections
  ENRON NORTH AMERICA CORP.               COAST ENERGY CANADA, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               COAST ENERGY GROUP, A DIVISION OF CORNERSTONE PROP               Collections
  ENRON NORTH AMERICA CORP.               COASTAL GAS MARKETING COMPANY                                    Collections
  ENRON NORTH AMERICA CORP.               COASTLINE EXPLORATION INC.                                       Collections
  ENRON NORTH AMERICA CORP.               COKINOS ENERGY CORPORATION                                       Collections
  ENRON NORTH AMERICA CORP.               COLOGNE PRODUCTION COMPANY                                       Collections
  ENRON NORTH AMERICA CORP.               COLUMBIA ENERGY SERVICES CORPORATION                             Collections
  ENRON NORTH AMERICA CORP.               COLUMBIA GAS OF KENTUCKY, INC.                                   Collections
  ENRON NORTH AMERICA CORP.               COLUMBIA NATURAL RESOURCES, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               COMMONWEALTH ATLANTIC LIMITED PARTNERSHIP                        Collections
  ENRON NORTH AMERICA CORP.               COMMONWEALTH GAS COMPANY                                         Collections
  ENRON NORTH AMERICA CORP.               COMMONWEALTH OF VIRGINIA                                         Collections
  ENRON NORTH AMERICA CORP.               COMPANIA MINERA AUTLAN, S.A. DE C.V.                             Collections
  ENRON NORTH AMERICA CORP.               CONAGRA TRADE GROUP, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               CONSTELLATION POWER SOURCE, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               CONSUMERS ENERGY COMPANY                                         Collections
  ENRON NORTH AMERICA CORP.               COPAMEX,  S.A. DE C.V.                                           Collections
  ENRON NORTH AMERICA CORP.               CORNERSTONE PROPANE, L.P.                                        Collections
  ENRON NORTH AMERICA CORP.               CORPUS CHRISTI GAS MARKETING, INC.                               Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               CO-STEEL INC.                                                    Collections
  ENRON NORTH AMERICA CORP.               CREDIT LYONNAIS ROUSE DERIVATIVES DIV'N OF CREDIT LYONNAIS SA    Collections
  ENRON NORTH AMERICA CORP.               CREDIT SUISSE FIRST BOSTON CORPORATION                           Collections
  ENRON NORTH AMERICA CORP.               CREDIT SUISSE FIRST BOSTON LONDON BRANCH                         Collections
  ENRON NORTH AMERICA CORP.               CRESTAR ENERGY INC.                                              Collections
  ENRON NORTH AMERICA CORP.               CROSS OIL REFINING & MARKETING, INC.                             Collections
  ENRON NORTH AMERICA CORP.               CROSSTEX CCNG MARKETING LTD.                                     Collections
  ENRON NORTH AMERICA CORP.               CROSSTEX GULF COAST MARKETING LTD.                               Collections
  ENRON NORTH AMERICA CORP.               CURTIS STEEL CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               CYPRESS GAS PIPELINE, LLC                                        Collections
  ENRON NORTH AMERICA CORP.               DALLAS WAREHOUSE & RELOAD                                        Collections
  ENRON NORTH AMERICA CORP.               DANNIC ENERGY                                                    Collections
  ENRON NORTH AMERICA CORP.               DARROL C. BYERS                                                  Collections
  ENRON NORTH AMERICA CORP.               DAVID SHAFER OIL PRODUCERS, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               DAYTON POWER AND LIGHT COMPANY, THE                              Collections
  ENRON NORTH AMERICA CORP.               DEFERIET PAPER COMPANY                                           Collections
  ENRON NORTH AMERICA CORP.               DELTA STEEL, INC.                                                Collections
  ENRON NORTH AMERICA CORP.               DEUTSCHE BANK AG                                                 Collections
  ENRON NORTH AMERICA CORP.               DEVON ENERGY CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               DEVONIAN RESOURCES, INC.                                         Collections
  ENRON NORTH AMERICA CORP.               DIAL CORP., THE                                                  Collections
  ENRON NORTH AMERICA CORP.               DIXON OIL AND GAS                                                Collections
  ENRON NORTH AMERICA CORP.               DOLPHIN PETROLEUM, INC.                                          COLLECTIONS
  ENRON NORTH AMERICA CORP.               DOMINION EXPLORATION CANADA LTD.                                 Collections
  ENRON NORTH AMERICA CORP.               DOMINION OKLAHOMA TEXAS EXPLORATION & PRODUCTION,                Collections
  ENRON NORTH AMERICA CORP.               DOMINION RETAIL, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               DOVER POST COMPANY                                               Collections
  ENRON NORTH AMERICA CORP.               DOW CHEMICAL COMPANY, THE                                        Collections
  ENRON NORTH AMERICA CORP.               DOW HYDROCARBONS AND RESOURCES, INC.                             Collections
  ENRON NORTH AMERICA CORP.               DOW HYDROCARBONS AND RESOURCES, INC.                             Collections
  ENRON NORTH AMERICA CORP.               DRY CREEK OIL & GAS                                              Collections
  ENRON NORTH AMERICA CORP.               DUKE ENERGY CORPORATION                                          Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               DUKE ENERGY FIELD SERVICES, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               DUKE ENERGY FUELS, L.P.                                          Collections
  ENRON NORTH AMERICA CORP.               DUKE ENERGY NGL SERVICES, LP                                     Collections
  ENRON NORTH AMERICA CORP.               DUKE ENERGY TRADING AND MARKE                                    Collections
  ENRON NORTH AMERICA CORP.               DUSTY DRILLING & PRODUCING CORP.                                 Collections
  ENRON NORTH AMERICA CORP.               DYNEGY CANADA INC.                                               Collections
  ENRON NORTH AMERICA CORP.               DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.                     Collections
  ENRON NORTH AMERICA CORP.               DYNEGY ENERGY, INC.                                              Collections
  ENRON NORTH AMERICA CORP.               DYNEGY LIQUIDS MARKETING AND TRADE                               Collections
  ENRON NORTH AMERICA CORP.               DYNEGY NGL, INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               EAGLE NATURAL GAS COMPANY                                        Collections
  ENRON NORTH AMERICA CORP.               EASTERN COLOR PRINTING CO. INC., THE                             Collections
  ENRON NORTH AMERICA CORP.               EASTERN KENTUCKY EXPLORATION CO.                                 Collections
  ENRON NORTH AMERICA CORP.               EASTERN KENTUCKY OIL & GAS, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               EASTERN NEW MEXICO NATURAL GAS ASSOCIATION INC                   Collections
  ENRON NORTH AMERICA CORP.               EEX E&P COMPANY, L.P.                                            Collections
  ENRON NORTH AMERICA CORP.               EGEMINSA                                                         Collections
  ENRON NORTH AMERICA CORP.               EL PASO ELECTRIC COMPANY                                         Collections
  ENRON NORTH AMERICA CORP.               EL PASO INDUSTRIAL ENERGY, L.P.                                  Collections
  ENRON NORTH AMERICA CORP.               EL PASO MERCHANT ENERGY - GAS, L.P.                              Collections
  ENRON NORTH AMERICA CORP.               EL PASO MERCHANT ENERGY CANADA INC.                              Collections
  ENRON NORTH AMERICA CORP.               EL PASO MERCHANT ENERGY-PETROLEUM COMPANY                        Collections
  ENRON NORTH AMERICA CORP.               ELIZABETHTOWN GAS COMPANY                                        Collections
  ENRON NORTH AMERICA CORP.               ELIZABETHTOWN GAS COMPANY, A DIVISION OF NUI CORPO               Collections
  ENRON NORTH AMERICA CORP.               ELK RIVER PUBLIC UTILITY DISTRICT                                Collections
  ENRON NORTH AMERICA CORP.               ENCINA GAS MARKETING COMPANY LLC                                 Collections
  ENRON NORTH AMERICA CORP.               ENERGY DEVELOPMENT CORPORATION                                   Collections
  ENRON NORTH AMERICA CORP.               ENERGY DYNAMICS MANAGEMENT, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               ENERGY MARKETING, A DIVISION OF AMERADA HESS CORPO               Collections
  ENRON NORTH AMERICA CORP.               ENERGY SERVICES OF PENSACOLA                                     Collections
  ENRON NORTH AMERICA CORP.               ENGAGE ENERGY AMERICA LLC                                        Collections
  ENRON NORTH AMERICA CORP.               ENOGEX INC.                                                      Collections
  ENRON NORTH AMERICA CORP.               ENTERGY LOUISIANA, INC.                                          Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               ENTERGY NEW ORLEANS, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               ENTEX GAS MARKETING COMPANY                                      Collections
  ENRON NORTH AMERICA CORP.               ENTEX, A DIVISION OF NORAM ENERGY CORP.                          Collections
  ENRON NORTH AMERICA CORP.               ENTRADA ENERGY VENTURES, L.L.C.                                  Collections
  ENRON NORTH AMERICA CORP.               EQUITABLE ENERGY L.L.C.                                          Collections
  ENRON NORTH AMERICA CORP.               EQUITABLE GAS COMPANY                                            Collections
  ENRON NORTH AMERICA CORP.               ESSERMAN STEEL CO INC                                            Collections
  ENRON NORTH AMERICA CORP.               EXELON ENERGY COMPANY                                            Collections
  ENRON NORTH AMERICA CORP.               EXXON COMPANY, USA, A DIVISION OF EXXON CORPORATIO               Collections
  ENRON NORTH AMERICA CORP.               FARMLAND INDUSTRIES, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               FERALLOY CORPORATION                                             Collections
  ENRON NORTH AMERICA CORP.               FIBRES INTERNATIONAL, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               FIRST PERMIAN, LLC                                               Collections
  ENRON NORTH AMERICA CORP.               FLORIDA GAS UTILITY                                              Collections
  ENRON NORTH AMERICA CORP.               FLOYD OIL COMPANY                                                Collections
  ENRON NORTH AMERICA CORP.               FULL SHINE ENTERPRISE CO., INC.                                  Collections
  ENRON NORTH AMERICA CORP.               GANNETT CO. INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               GAS PRODUCERS LIQUIDS INC.                                       Collections
  ENRON NORTH AMERICA CORP.               GC MARKETING COMPANY                                             Collections
  ENRON NORTH AMERICA CORP.               GENERAL ELECTRIC COMPANY                                         Collections
  ENRON NORTH AMERICA CORP.               GEORGIA PACIFIC CORPORATION                                      Collections
  ENRON NORTH AMERICA CORP.               GIANT REFINING COMPANY                                           Collections
  ENRON NORTH AMERICA CORP.               GLENCORE COMMODITIES LIMITED                                     Collections
  ENRON NORTH AMERICA CORP.               GLENCORE LTD.                                                    Collections
  ENRON NORTH AMERICA CORP.               GOLDMAN SACHS & CO.                                              Collections
  ENRON NORTH AMERICA CORP.               GOLDMAN SACHS CAPITAL MARKETS, L.P.                              Collections
  ENRON NORTH AMERICA CORP.               GORDONSVILLE ENERGY, L.P.                                        Collections
  ENRON NORTH AMERICA CORP.               GRABLE BOSWORTH RONNING                                          Collections
  ENRON NORTH AMERICA CORP.               GRAND GULF PRODUCTION, LLC                                       Collections
  ENRON NORTH AMERICA CORP.               GRANT PRINTING                                                   Collections
  ENRON NORTH AMERICA CORP.               GREAT RIVER ENERGY                                               Collections
  ENRON NORTH AMERICA CORP.               GREELEY GAS COMPANY AN OPERATING DIVISION OF ATMOS               Collections
  ENRON NORTH AMERICA CORP.               GREENBRIER ENERGY INC                                            Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               GRUPO PETROTEMEX, S.A. DE C.V.                                   Collections
  ENRON NORTH AMERICA CORP.               GUADALUPE POWER PARTNERS LP                                      Collections
  ENRON NORTH AMERICA CORP.               GULF COAST RECYCLING LTD.                                        Collections
  ENRON NORTH AMERICA CORP.               GULF ENERGY MARKETING COMPANY                                    Collections
  ENRON NORTH AMERICA CORP.               GULF ENERGY MARKETING COMPANY                                    Collections
  ENRON NORTH AMERICA CORP.               GULF GAS UTILITIES COMPANY                                       Collections
  ENRON NORTH AMERICA CORP.               GULF SOUTH PIPELINE COMPANY, LP                                  Collections
  ENRON NORTH AMERICA CORP.               H.E. ACKER                                                       Collections
  ENRON NORTH AMERICA CORP.               HALL ENERGY COMPANY                                              Collections
  ENRON NORTH AMERICA CORP.               HARRIS STEEL COMPANY, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               HEARTLAND STEEL, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               HEP PURE, LP                                                     Collections
  ENRON NORTH AMERICA CORP.               HESS ENERGY SERVICES COMPANY, LLC                                Collections
  ENRON NORTH AMERICA CORP.               HESS ENERGY TRADING COMPANY (UK) LIMITED                         Collections
  ENRON NORTH AMERICA CORP.               HESS ENERGY TRADING COMPANY LLC                                  Collections
  ENRON NORTH AMERICA CORP.               HESS ENERGY TRADING COMPANY UK LIMITED AS AGENTS                 Collections
                                           FOR HESS ENERGY TRADING COMPANY LLC

  ENRON NORTH AMERICA CORP.               HESS ENERGY, INC.                                                Collections
  ENRON NORTH AMERICA CORP.               HIGH ISLAND OFFSHORE SYSTEM                                      Collections
  ENRON NORTH AMERICA CORP.               HOLLINGER INTERNATIONAL INC.                                     Collections
  ENRON NORTH AMERICA CORP.               HOLNAM INC.                                                      Collections
  ENRON NORTH AMERICA CORP.               HOPE GAS INC.                                                    Collections
  ENRON NORTH AMERICA CORP.               HORIZON STEEL CO.                                                Collections
  ENRON NORTH AMERICA CORP.               HOUSTON ENERGY SERVICES COMPANY, LLC                             Collections
  ENRON NORTH AMERICA CORP.               HOWARD ENERGY MARKETING, INC.                                    Collections
  ENRON NORTH AMERICA CORP.               HPLC, A DIVISION OF 0058                                         Collections
  ENRON NORTH AMERICA CORP.               HUNTCO STEEL, INC.                                               Collections
  ENRON NORTH AMERICA CORP.               HYDROCARBON LEASE MANAGEMENT, INC.                               Collections
  ENRON NORTH AMERICA CORP.               HYDRO-QUEBEC                                                     Collections
  ENRON NORTH AMERICA CORP.               ICC ENERGY                                                       Collections
  ENRON NORTH AMERICA CORP.               ICC ENERGY CORPORATION                                           Collections
  ENRON NORTH AMERICA CORP.               IES UTILITIES INC.                                               Collections
  ENRON NORTH AMERICA CORP.               ILLINOVA ENERGY PARTNERS, INC.                                   Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               IMD STORAGE, TRANSPORTATION AND ASSET MANAGEMENT C               Collections
  ENRON NORTH AMERICA CORP.               INDIANA PRINTING & PUBLISHING CO., INC.                          Collections
  ENRON NORTH AMERICA CORP.               INDIANA UTILITIES CORPORATION                                    Collections
  ENRON NORTH AMERICA CORP.               INLAND CONTAINER CORPORATION                                     Collections
  ENRON NORTH AMERICA CORP.               INLAND PAPERBOARD & PACKAGING INC.                               Collections
  ENRON NORTH AMERICA CORP.               INNOVATIVE GAS SERVICES, INC.                                    Collections
  ENRON NORTH AMERICA CORP.               INTERNATIONAL PAPER COMPANY                                      Collections
  ENRON NORTH AMERICA CORP.               INTERSTATE GAS SUPPLY, INC.                                      Collections
  ENRON NORTH AMERICA CORP.               INTERSTATE NATURAL GAS COMPANY                                   Collections
  ENRON NORTH AMERICA CORP.               ISPAT INLAND INC.                                                Collections
  ENRON NORTH AMERICA CORP.               J. ARON COMPANY                                                  Collections
  ENRON NORTH AMERICA CORP.               J. M. HUBER CORPORATION                                          Collections
  ENRON NORTH AMERICA CORP.               JACKS CREEK OIL & GAS                                            Collections
  ENRON NORTH AMERICA CORP.               JAY MANAGEMENT COMPANY, LLC                                      Collections
  ENRON NORTH AMERICA CORP.               JC ENERGY RESOURCES, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               JIANGSU OVERSEAS GROUP                                           Collections
  ENRON NORTH AMERICA CORP.               JOHNS MANVILLE INTERNATIONAL, INC                                Collections
  ENRON NORTH AMERICA CORP.               JONAN GAS MARKETING LTD.                                         Collections
  ENRON NORTH AMERICA CORP.               JOSEPH F. BIDDLE PUBLISHING COMPANY, INC.                        Collections
  ENRON NORTH AMERICA CORP.               JOURNAL INQUIRER                                                 Collections
  ENRON NORTH AMERICA CORP.               KAISER ALUMINUM & CHEMICAL CORPORATION                           Collections
  ENRON NORTH AMERICA CORP.               KAISER ALUMINUM CORPORATION                                      Collections
  ENRON NORTH AMERICA CORP.               KARTON SANAYI VE TIC. A.S.                                       Collections
  ENRON NORTH AMERICA CORP.               KENTUCKY EAST OIL & GAS                                          Collections
  ENRON NORTH AMERICA CORP.               KEYSPAN ENERGY CANADA PARTNERSHIP                                Collections
  ENRON NORTH AMERICA CORP.               KEYSPAN ENERGY CORPORATION                                       Collections
  ENRON NORTH AMERICA CORP.               KEYSPAN ENERGY SERVICES, INC.                                    Collections
  ENRON NORTH AMERICA CORP.               KEYSPAN GAS EAST CORPORATION                                     Collections
  ENRON NORTH AMERICA CORP.               KEYSPAN GAS EAST CORPORATION, DBA KEYSPAN ENERGY D               Collections
  ENRON NORTH AMERICA CORP.               KILBARGER CONSTRUCTION, INC.                                     Collections
  ENRON NORTH AMERICA CORP.               KILLBUCK OIL FIELD SERVICE                                       Collections
  ENRON NORTH AMERICA CORP.               KINDER MORGAN TEXAS PIPELINE, L.P.                               Collections
  ENRON NORTH AMERICA CORP.               KING DRILLING COMPANY                                            Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               KLOTZMAN, MS, EXPLORATION CO.                                    Collections
  ENRON NORTH AMERICA CORP.               KN GAS SERVICES                                                  Collections
  ENRON NORTH AMERICA CORP.               KNAUF FIBER GLASS GMBH                                           Collections
  ENRON NORTH AMERICA CORP.               KNIGHT RIDDER SHARED SERVICES                                    Collections
  ENRON NORTH AMERICA CORP.               KOCH CARBON INC                                                  Collections
  ENRON NORTH AMERICA CORP.               KOCH INDUSTRIES, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               KOCH METALS AS AGENT AND ON BEHALF OF KOCH HYDROCARBONS  CO.     Collections
  ENRON NORTH AMERICA CORP.               KOCH MIDSTREAM SERVICES COMPANY                                  Collections
  ENRON NORTH AMERICA CORP.               L&L OIL AND GAS SERVICES, L.L.C.                                 Collections
  ENRON NORTH AMERICA CORP.               LAFARGE                                                          Collections
  ENRON NORTH AMERICA CORP.               LAMINADOS DE BARRO, S.A. DE C.V.                                 Collections
  ENRON NORTH AMERICA CORP.               LASALLE PAPERS, INC.                                             Collections
  ENRON NORTH AMERICA CORP.               LDNGC SERIES 1998 A TRUST                                        Collections
  ENRON NORTH AMERICA CORP.               LEE & AGEE, INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               LEHIGH PORTLAND CEMENT COMPANY                                   Collections
  ENRON NORTH AMERICA CORP.               LINDSEY ENTERPRISES                                              Collections
  ENRON NORTH AMERICA CORP.               LOCKPORT ENERGY ASSOCIATES, L.P.                                 Collections
  ENRON NORTH AMERICA CORP.               LONG RIDGE FARM ENERGY                                           Collections
  ENRON NORTH AMERICA CORP.               LOS ANGELES DEPT. OF WATER & POWER                               Collections
  ENRON NORTH AMERICA CORP.               LOUIS DREYFUS CORPORATION                                        Collections
  ENRON NORTH AMERICA CORP.               LOUIS DREYFUS ENERGY SERVICES L.P.                               Collections
  ENRON NORTH AMERICA CORP.               LOUIS DREYFUS PLASTICS CORP.                                     Collections
  ENRON NORTH AMERICA CORP.               LOUISIANA GAS SERVICE CO                                         Collections
  ENRON NORTH AMERICA CORP.               MACLAREN ENERGY INC.                                             Collections
  ENRON NORTH AMERICA CORP.               MADISON GAS & ELECTRIC CO.                                       Collections
  ENRON NORTH AMERICA CORP.               MAINLINE ENERGY, L.L.C.                                          Collections
  ENRON NORTH AMERICA CORP.               MARCAL PAPER MILLS, INC.                                         Collections
  ENRON NORTH AMERICA CORP.               MASSEY COAL SALES COMPANY, INC.                                  Collections
  ENRON NORTH AMERICA CORP.               MATRIX OIL & GAS, INC.                                           Collections
  ENRON NORTH AMERICA CORP.               MCKINLEY PAPER COMPANY                                           Collections
  ENRON NORTH AMERICA CORP.               MEMPHIS LIGHT, GAS, AND WATER DIVISION                           Collections
  ENRON NORTH AMERICA CORP.               MERIT GAS AND OIL, INC                                           Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               MERIT GAS AND OIL, INC                                           Collections
  ENRON NORTH AMERICA CORP.               MERRILL LYNCH INTERNATIONAL BANK LTD., NEW YORK AGENT            Collections
  ENRON NORTH AMERICA CORP.               METALS USA CARBON FLAT ROLLED, INC.                              Collections
  ENRON NORTH AMERICA CORP.               METALS USA, INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               METRON STEEL, A DBA OF PRIMARY STEEL                             Collections
  ENRON NORTH AMERICA CORP.               METROPOLITAN ATLANTA RAPID TRANSIT AUTHORITY                     Collections
  ENRON NORTH AMERICA CORP.               METROPOLITAN UTILITIES DISTRICT                                  Collections
  ENRON NORTH AMERICA CORP.               MFA OIL CO.                                                      Collections
  ENRON NORTH AMERICA CORP.               MGM TRADING CO.                                                  Collections
  ENRON NORTH AMERICA CORP.               MIDCON TEXAS GAS SERVICES CORP                                   Collections
  ENRON NORTH AMERICA CORP.               MIDLAND COGENERATION VENTURE LIMITED PARTNER                     Collections
  ENRON NORTH AMERICA CORP.               MIDSOUTH PULP & PAPER, INC.                                      Collections
  ENRON NORTH AMERICA CORP.               MIECO INC.                                                       Collections
  ENRON NORTH AMERICA CORP.               MINNESOTA MINING & MANUFACTURING COMPANY                         Collections
  ENRON NORTH AMERICA CORP.               MIRADA DRILLING, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               MITCHELL ENERGY CORPORATION                                      Collections
  ENRON NORTH AMERICA CORP.               MORGAN DRILLING COMPANY, INC                                     Collections
  ENRON NORTH AMERICA CORP.               MORGAN STANLEY CAPITAL GROUP INC.                                Collections
  ENRON NORTH AMERICA CORP.               MOUNTAIN VIEW COAL COMPANY, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               MOUNTAINEER GAS COMPANY                                          Collections
  ENRON NORTH AMERICA CORP.               MRT ENERGY MARKETING COMPANY                                     Collections
  ENRON NORTH AMERICA CORP.               MUNICIPAL GAS AUTHORITY OF GEORGIA                               Collections
  ENRON NORTH AMERICA CORP.               MUNICIPAL GAS AUTHORITY OF MISSISSIPPI, THE                      Collections
  ENRON NORTH AMERICA CORP.               MURPHY OIL CO INC                                                Collections
  ENRON NORTH AMERICA CORP.               NATIONAL FUEL GAS DISTRIBUTION CORPORATION                       Collections
  ENRON NORTH AMERICA CORP.               NATIONAL GAS & OIL COOPERATIVE                                   Collections
  ENRON NORTH AMERICA CORP.               NATURAL GAS SERVICES, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               NEPA LIMITED                                                     Collections
  ENRON NORTH AMERICA CORP.               NEVADA POWER COMPANY                                             Collections
  ENRON NORTH AMERICA CORP.               NEW YORK STATE ELECTRIC & GAS CORPORATION                        Collections
  ENRON NORTH AMERICA CORP.               NEWCO ENERGY, INC.                                               Collections
  ENRON NORTH AMERICA CORP.               NEWTOWN PAPER COMPANY, INC.                                      Collections
  ENRON NORTH AMERICA CORP.               NICHOLS ALUMINUM                                                 Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               NICOLE ENERGY SERVICES, INC.                                     Collections
  ENRON NORTH AMERICA CORP.               NICOLE GAS MARKETING, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               NINE MILE OIL & GAS COMPANY                                      Collections
  ENRON NORTH AMERICA CORP.               NOBLE ENERGY MARKETING, INC.                                     Collections
  ENRON NORTH AMERICA CORP.               NORAMPAC, INC.                                                   Collections
  ENRON NORTH AMERICA CORP.               NORTH AMERICAN ENERGY CONSERVATION INC.                          Collections
  ENRON NORTH AMERICA CORP.               NORTH AMERICAN ENERGY CONSERVATION INC.                          Collections
  ENRON NORTH AMERICA CORP.               NORTH CAROLINA POWER HOLDINGS, LLC                               Collections
  ENRON NORTH AMERICA CORP.               NORTH SHORE GAS COMPANY                                          Collections
  ENRON NORTH AMERICA CORP.               NORTHERN GAS COMPANY                                             Collections
  ENRON NORTH AMERICA CORP.               NORTHERN NATURAL GAS COMPANY                                     Collections
  ENRON NORTH AMERICA CORP.               NORTHERN STATES POWER COMPANY                                    Collections
  ENRON NORTH AMERICA CORP.               NORTHVILLE INDUSTRIES CORP.                                      Collections
  ENRON NORTH AMERICA CORP.               NORTHWEST NATURAL GAS COMPANY                                    Collections
  ENRON NORTH AMERICA CORP.               NRG ENERGY INC                                                   Collections
  ENRON NORTH AMERICA CORP.               NUI CORPORATION - CITY GAS COMPANY OF FLORIDA                    Collections
  ENRON NORTH AMERICA CORP.               NUI UTILITIES, INC.                                              Collections
  ENRON NORTH AMERICA CORP.               NUMAC ENERGY INC.                                                Collections
  ENRON NORTH AMERICA CORP.               OFFSHORE GAS MARKETING, INC.                                     Collections
  ENRON NORTH AMERICA CORP.               OGE ENERGY RESOURCES, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               OGLETHORPE POWER CORPORATION                                     Collections
  ENRON NORTH AMERICA CORP.               OHIO EDISON COMPANY                                              Collections
  ENRON NORTH AMERICA CORP.               OIL AND GAS DISPERSING                                           Collections
  ENRON NORTH AMERICA CORP.               OLD WORLD INDUSTRIES, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               OLIVER M. ROBERTS                                                Collections
  ENRON NORTH AMERICA CORP.               OLIVER M. ROBERTS                                                Collections
  ENRON NORTH AMERICA CORP.               ONEOK ENERGY MARKETING AND TRADING COMPANY, II                   Collections
  ENRON NORTH AMERICA CORP.               ONTARIO HYDRO ENERGY, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               ONTARIO POWER GENERATION INC.                                    Collections
  ENRON NORTH AMERICA CORP.               OPEN FLOW GAS SUPPLY CORPORATION                                 Collections
  ENRON NORTH AMERICA CORP.               ORANGE & ROCKLAND UTILITIES INC.                                 Collections
  ENRON NORTH AMERICA CORP.               ORANGE & ROCKLAND UTILITIES INC.                                 Collections
  ENRON NORTH AMERICA CORP.               ORION PIPELINE, L.L.C.                                           COLLECTIONS

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               ORION POWER MIDWEST, L.P.                                        Collections
  ENRON NORTH AMERICA CORP.               ORMET CORPORATION                                                Collections
  ENRON NORTH AMERICA CORP.               ORMET PRIMARY ALUMINUM CORP.                                     Collections
  ENRON NORTH AMERICA CORP.               P&P ENERGY TRADING COMPANY                                       Collections
  ENRON NORTH AMERICA CORP.               PACIFIC FOREST RESOURCES, INC.                                   Collections
  ENRON NORTH AMERICA CORP.               PACIFICORP                                                       Collections
  ENRON NORTH AMERICA CORP.               PAN GRANDE PIPELINE L.L.C.                                       Collections
  ENRON NORTH AMERICA CORP.               PANACO, INC.                                                     Collections
  ENRON NORTH AMERICA CORP.               PAN-ALBERTA GAS (US) INC.                                        Collections
  ENRON NORTH AMERICA CORP.               PAN-ALBERTA GAS LTD.                                             Collections
  ENRON NORTH AMERICA CORP.               PAR-PAK LTD                                                      Collections
  ENRON NORTH AMERICA CORP.               PAUL L. BRYAN MINERAL TRUST                                      Collections
  ENRON NORTH AMERICA CORP.               PAXTON & VIERLING STEEL CO.                                      Collections
  ENRON NORTH AMERICA CORP.               PCS NITROGEN FERTILIZER, LP                                      Collections
  ENRON NORTH AMERICA CORP.               PEABODY COALTRADE, INC.                                          Collections
  ENRON NORTH AMERICA CORP.               PEN COAL CORPORATION                                             Collections
  ENRON NORTH AMERICA CORP.               PEN HOLDINGS, INC                                                Collections
  ENRON NORTH AMERICA CORP.               PENN FUEL GAS INC.                                               Collections
  ENRON NORTH AMERICA CORP.               PENNSYLVANIA GAS & WATER COMPANY                                 Collections
  ENRON NORTH AMERICA CORP.               PEOPLES ENERGY CORPORATION                                       Collections
  ENRON NORTH AMERICA CORP.               PERRY GAS COMPANIES, INC.                                        Collections
  ENRON NORTH AMERICA CORP.               PETRO-CANADA                                                     Collections
  ENRON NORTH AMERICA CORP.               PETRO-CANADA OIL AND GAS                                         Collections
  ENRON NORTH AMERICA CORP.               PETROGULF CORPORATION                                            Collections
  ENRON NORTH AMERICA CORP.               PG&E CORE                                                        Collections
  ENRON NORTH AMERICA CORP.               PG&E ENERGY TRADING, CANADA CORPORATION                          Collections
  ENRON NORTH AMERICA CORP.               PHIBRO, INC.                                                     Collections
  ENRON NORTH AMERICA CORP.               PHIBRO-TECH INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               PHILADELPHIA GAS WORKS                                           Collections
  ENRON NORTH AMERICA CORP.               PHILLIPS PETROLEUM COMPANY                                       Collections
  ENRON NORTH AMERICA CORP.               PHOENIX DOMINION ENERGY, LLC                                     Collections
  ENRON NORTH AMERICA CORP.               PITTSBURGH CORNING CORPORATION                                   Collections
  ENRON NORTH AMERICA CORP.               PNM GAS SERVICES                                                 Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               POGO PRODUCING COMPANY                                           Collections
  ENRON NORTH AMERICA CORP.               PONTCHARTRAIN NATURAL GAS SYSTEM                                 Collections
  ENRON NORTH AMERICA CORP.               POWELL-CLINCH UTILITY DIST. OF ANDERSON AND CAMPBE               Collections
  ENRON NORTH AMERICA CORP.               POWER AUTHORITY OF THE STATE OF NEW YORK                         Collections
  ENRON NORTH AMERICA CORP.               POWER GAS MARKETING & TRANSMISSION, INC.                         Collections
  ENRON NORTH AMERICA CORP.               PPL ELECTRIC UTILITIES CORPORATION                               Collections
  ENRON NORTH AMERICA CORP.               PRODUCTORA NACIONAL DE PAPEL DESTINADO, S.A. DE C.V.             Collections
  ENRON NORTH AMERICA CORP.               PROGAS USA, INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               PROSPECTIVE INVESTMENT & TRADING CO. LTD.                        Collections
  ENRON NORTH AMERICA CORP.               PUBLIC SERVICE COMPANY OF COLORADO                               Collections
  ENRON NORTH AMERICA CORP.               PUBLIC SERVICE COMPANY OF OKLAHOMA                               Collections
  ENRON NORTH AMERICA CORP.               PUBLIC UTILITY DISTRICT OF JEFFERSON AND COCKE COU               Collections
  ENRON NORTH AMERICA CORP.               QUALITECH STEEL CORPORATION                                      Collections
  ENRON NORTH AMERICA CORP.               QUEBECOR WORLD USA INC.                                          Collections
  ENRON NORTH AMERICA CORP.               QUESTA PETROLEUM COMPANY                                         Collections
  ENRON NORTH AMERICA CORP.               QUESTAR CORPORATION                                              Collections
  ENRON NORTH AMERICA CORP.               QUESTAR GAS COMPANY                                              Collections
  ENRON NORTH AMERICA CORP.               RALACO VENTURES                                                  Collections
  ENRON NORTH AMERICA CORP.               RAMA NEWSPRINT AND PAPERS LTD.                                   Collections
  ENRON NORTH AMERICA CORP.               RANGE ENERGY SERVICES COMPANY                                    Collections
  ENRON NORTH AMERICA CORP.               RECYCLE AMERICA, A DIVISION OF WASTE MANAGEMENT
                                           HOLDINGS, INC.                                                  Collections
  ENRON NORTH AMERICA CORP.               RECYCLED FIBERS INTERNATIONAL                                    Collections
  ENRON NORTH AMERICA CORP.               RED ROCK ENERGY, L.L.C.                                          Collections
  ENRON NORTH AMERICA CORP.               RELIANT ENERGY ENTEX, DIV. RELIANT ENERGY RES. COR               Collections
  ENRON NORTH AMERICA CORP.               RELIANT ENERGY FIELD SERVICES, INC.                              Collections
  ENRON NORTH AMERICA CORP.               RELIANT ENERGY SERVICES, INC.                                    Collections
  ENRON NORTH AMERICA CORP.               REMINGTON, LLC                                                   Collections
  ENRON NORTH AMERICA CORP.               RESERVE OPERATING CORP.                                          Collections
  ENRON NORTH AMERICA CORP.               RETEX INC.                                                       Collections
  ENRON NORTH AMERICA CORP.               RICELAND PETROLEUM COMPANY                                       Collections
  ENRON NORTH AMERICA CORP.               RICTER WEB PRINTING LIMITED                                      Collections
  ENRON NORTH AMERICA CORP.               RME ENERGY MARKETING, INC.                                       Collections
  ENRON NORTH AMERICA CORP.               ROCHESTER GAS & ELECTRIC CORPORATION                             Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               ROYSTER-CLARK, INC.                                              Collections
  ENRON NORTH AMERICA CORP.               RUBIN RESOURCES, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               RUMPKE CONSOLIDATED COMPANIES INC.                               Collections
  ENRON NORTH AMERICA CORP.               RUSSELL GAS TRUST                                                Collections
  ENRON NORTH AMERICA CORP.               SABINE PIPE LINE COMPANY INC.                                    Collections
  ENRON NORTH AMERICA CORP.               SAMPLE MEDIA, INC.                                               Collections
  ENRON NORTH AMERICA CORP.               SAN DIEGO GAS & ELECTIC CORP.                                    Collections
  ENRON NORTH AMERICA CORP.               SCANA ENERGY TRADING LLC                                         Collections
  ENRON NORTH AMERICA CORP.               SEAGULL ENERGY E&P INC.                                          Collections
  ENRON NORTH AMERICA CORP.               SELECT ENERGY                                                    Collections
  ENRON NORTH AMERICA CORP.               SELECT ENERGY NEW YORK, INC.                                     Collections
  ENRON NORTH AMERICA CORP.               SEMPRA ENERGY SALES, LLC                                         Collections
  ENRON NORTH AMERICA CORP.               SEMPRA ENERGY SOLUTIONS                                          Collections
  ENRON NORTH AMERICA CORP.               SEQUENT ENERGY MANAGEMENT, LP                                    Collections
  ENRON NORTH AMERICA CORP.               SEVIER COUNTY UTILITY DISTRICT OF SEVIER COUNTY, T               Collections
  ENRON NORTH AMERICA CORP.               SHAMROCK ENERGY CORPORATION                                      Collections
  ENRON NORTH AMERICA CORP.               SHELL GAS TRADING COMPANY                                        Collections
  ENRON NORTH AMERICA CORP.               SIGCORP ENERGY SERVICES                                          Collections
  ENRON NORTH AMERICA CORP.               SINCLAIR OIL CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               SMALL VENTURES USA, L.L.C.                                       Collections
  ENRON NORTH AMERICA CORP.               SMITH, LE HOLDING CO.                                            Collections
  ENRON NORTH AMERICA CORP.               SMURFIT RECYCLING COMPANY                                        Collections
  ENRON NORTH AMERICA CORP.               SOLISCO PRINTERS                                                 Collections
  ENRON NORTH AMERICA CORP.               SONAT MARKETING COMPANY L.P.                                     Collections
  ENRON NORTH AMERICA CORP.               SOUTH CAROLINA ELECTRIC & GAS COMPANY                            Collections
  ENRON NORTH AMERICA CORP.               SOUTH CAROLINA PIPELINE CORPORATION                              Collections
  ENRON NORTH AMERICA CORP.               SOUTH DAUPHIN PARTNERS LTD.                                      Collections
  ENRON NORTH AMERICA CORP.               SOUTH FLORIDA NATURAL GAS COMPANY                                Collections
  ENRON NORTH AMERICA CORP.               SOUTH GEORGIA NATURAL GAS COMPANY                                Collections
  ENRON NORTH AMERICA CORP.               SOUTHERN CALIFORNIA GAS COMPANY                                  Collections
  ENRON NORTH AMERICA CORP.               SOUTHERN MINERAL CORP                                            Collections
  ENRON NORTH AMERICA CORP.               SOUTHMARK STEEL, INC                                             Collections
  ENRON NORTH AMERICA CORP.               SOUTHWEST OFFSET PRINTING COMPANY, INC.                          Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               SOUTHWESTERN ELECTRIC POWER COMPANY                              Collections
  ENRON NORTH AMERICA CORP.               SOUTHWESTERN ENERGY PRODUCTION CO INC                            Collections
  ENRON NORTH AMERICA CORP.               SPORT PIPELINE CORP.                                             Collections
  ENRON NORTH AMERICA CORP.               ST JOE NATURAL GAS CO. INC.                                      Collections
  ENRON NORTH AMERICA CORP.               STATE STREET BANK & TRUST CO OF CT.                              Collections
  ENRON NORTH AMERICA CORP.               STEEL WAREHOUSE CO., INC.                                        Collections
  ENRON NORTH AMERICA CORP.               STEEL WAREHOUSE GROUP                                            Collections
  ENRON NORTH AMERICA CORP.               STINGRAY PIPELINE COMPANY                                        Collections
  ENRON NORTH AMERICA CORP.               STRATCO OPERATING COMPANY, INC.                                  Collections
  ENRON NORTH AMERICA CORP.               SUMMIT NATURAL GAS, LLP                                          Collections
  ENRON NORTH AMERICA CORP.               SUNCOR ENERGY MARKETING INC.                                     Collections
  ENRON NORTH AMERICA CORP.               T & F EXPLORATION, LP                                            Collections
  ENRON NORTH AMERICA CORP.               TABLOID GRAPHIC SERVICES, INC.                                   Collections
  ENRON NORTH AMERICA CORP.               TANOMA ENERGY INC.                                               Collections
  ENRON NORTH AMERICA CORP.               TDC ENERGY CORPORATION                                           Collections
  ENRON NORTH AMERICA CORP.               TEJAS GAS PIPELINE, L.P.                                         Collections
  ENRON NORTH AMERICA CORP.               TENASKA IV TEXAS PARTNERS, LTD.                                  Collections
  ENRON NORTH AMERICA CORP.               TENNECO                                                          Collections
  ENRON NORTH AMERICA CORP.               TENNESSEE ENERGY ACQUISITION CORPORATION                         Collections
  ENRON NORTH AMERICA CORP.               TERRA NITROGEN, LIMITED PARTNERSHIP                              Collections
  ENRON NORTH AMERICA CORP.               TEXACO ENERGY MARKETING L.P.                                     Collections
  ENRON NORTH AMERICA CORP.               TEXACO NATURAL GAS                                               Collections
  ENRON NORTH AMERICA CORP.               TEXACO NATURAL GAS INC.                                          Collections
  ENRON NORTH AMERICA CORP.               TEXACO, INC.                                                     Collections
  ENRON NORTH AMERICA CORP.               TEXAS EASTMAN COMPANY                                            Collections
  ENRON NORTH AMERICA CORP.               TEXAS GAS TRANSMISSION CORPORATION                               Collections
  ENRON NORTH AMERICA CORP.               TEXAS-OHIO GAS, INC.                                             Collections
  ENRON NORTH AMERICA CORP.               TEXEX ENERGY PARTNERS LTD                                        Collections
  ENRON NORTH AMERICA CORP.               TEXICAN NATURAL GAS COMPANY                                      Collections
  ENRON NORTH AMERICA CORP.               TEXLA ENERGY MANAGEMENT INC.                                     Collections
  ENRON NORTH AMERICA CORP.               THE AMERICAN COAL COMPANY                                        Collections
  ENRON NORTH AMERICA CORP.               THE BROOKLYN UNION GAS COMPANY                                   Collections
  ENRON NORTH AMERICA CORP.               THE CHASE MANHATTAN BANK, LONDON BRANCH                          Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               THE ROYAL BANK OF SCOTLAND PLC                                   Collections
  ENRON NORTH AMERICA CORP.               THE TORONTO-DOMINION BANK                                        Collections
  ENRON NORTH AMERICA CORP.               THE WINDSOR PRESS, INC.                                          Collections
  ENRON NORTH AMERICA CORP.               TIGER NATURAL GAS INC.                                           Collections
  ENRON NORTH AMERICA CORP.               TOLAR CORPORATION                                                Collections
  ENRON NORTH AMERICA CORP.               TOM BROWN, INC.                                                  Collections
  ENRON NORTH AMERICA CORP.               TOTAL INTERNATIONAL LIMITED                                      Collections
  ENRON NORTH AMERICA CORP.               TRACTEBEL ENERGY MARKETING, INC.                                 Collections
  ENRON NORTH AMERICA CORP.               TRAILBLAZER PIPELINE COMPANY                                     Collections
  ENRON NORTH AMERICA CORP.               TRAMMO GAS, A DIVISION OF TRANSAMMONIA, INC.                     Collections
  ENRON NORTH AMERICA CORP.               TRAMMOCHEM, A DIVISION OF TRANSAMMONIA INC                       Collections
  ENRON NORTH AMERICA CORP.               TRANSALTA ENERGY MARKETING                                       Collections
  ENRON NORTH AMERICA CORP.               TRANSALTA ENERGY MARKETING CORP.                                 Collections
  ENRON NORTH AMERICA CORP.               TRANSCANADA ENERGY LTD.                                          Collections
  ENRON NORTH AMERICA CORP.               TRANSCANADA ENERGY MARKETING USA, INC.                           Collections
  ENRON NORTH AMERICA CORP.               TRANSCANADA PIPELINES CO.                                        Collections
  ENRON NORTH AMERICA CORP.               TRANSCONTINENTAL GAS PIPELINE                                    Collections
  ENRON NORTH AMERICA CORP.               TRANSOK GAS, LLC                                                 Collections
  ENRON NORTH AMERICA CORP.               TRANSPORT GAS CORPORATION                                        Collections
  ENRON NORTH AMERICA CORP.               TRANSTEXAS GAS CORPORATION                                       Collections
  ENRON NORTH AMERICA CORP.               TRANSWORLD EXPLORATION & PRODUCTION, INC.                        Collections
  ENRON NORTH AMERICA CORP.               TRIBUNE REVIEW PUBLISHING COMPANY                                Collections
  ENRON NORTH AMERICA CORP.               TRIDENT STEEL CORPORATION                                        Collections
  ENRON NORTH AMERICA CORP.               TRIGEN-NASSAU ENERGY CORPORATION                                 Collections
  ENRON NORTH AMERICA CORP.               TRISTAR GAS COMPANY, L.P.                                        Collections
  ENRON NORTH AMERICA CORP.               TRUNKLINE GAS COMPANY                                            Collections
  ENRON NORTH AMERICA CORP.               TWISTER GAS SERVICES, LLC                                        Collections
  ENRON NORTH AMERICA CORP.               UGI UTILITIES INC.                                               Collections
  ENRON NORTH AMERICA CORP.               UNION, CITY OF                                                   Collections
  ENRON NORTH AMERICA CORP.               UNITED ILLUMINATING COMPANY                                      Collections
  ENRON NORTH AMERICA CORP.               UNITED PROPANE GAS COMPANIES, INC.                               Collections
  Enron North America Corp.               United States Gypsum                                             Collections
  ENRON NORTH AMERICA CORP.               UNITED TECHNOLOGIES CORPORATION                                  Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               U-T OFFSHORE SYSTEM                                              Collections
  ENRON NORTH AMERICA CORP.               UTILICORP UNITED INC.                                            Collections
  ENRON NORTH AMERICA CORP.               UTILITIES BOARD OF THE CITY OF TRUSSVILLE                        Collections
  ENRON NORTH AMERICA CORP.               UTILITIES BOARD OF THE CITY OF TRUSSVILLE                        Collections
  ENRON NORTH AMERICA CORP.               VALERO MARKETING AND SUPPLY COMPANY                              Collections
  ENRON NORTH AMERICA CORP.               VENICE GATHERING SYSTEM LLC                                      Collections
  ENRON NORTH AMERICA CORP.               VINTAGE PETROLEUM, INC.                                          Collections
  ENRON NORTH AMERICA CORP.               VIRCO CORPORATION                                                Collections
  ENRON NORTH AMERICA CORP.               VIRGINIA ELECTRIC AND POWER COMPANY                              Collections
  ENRON NORTH AMERICA CORP.               VIRGINIA NATURAL GAS INC.                                        Collections
  ENRON NORTH AMERICA CORP.               VIRGINIA POWER ENERGY MARKETING, INC.                            Collections
  ENRON NORTH AMERICA CORP.               VIRGINIA POWER SERVICES ENERGY CORP., INC.                       Collections
  ENRON NORTH AMERICA CORP.               VIRTEX PETROLEUM CO., INC.                                       Collections
  ENRON NORTH AMERICA CORP.               W P BROWN ENTERPRISES, INC.                                      Collections
  ENRON NORTH AMERICA CORP.               WALLICK PETROLEUM CO                                             Collections
  ENRON NORTH AMERICA CORP.               WARRIOR GAS COMPANY                                              Collections
  ENRON NORTH AMERICA CORP.               WASATCH ENERGY CORPORATION                                       Collections
  ENRON NORTH AMERICA CORP.               WASHINGTON GAS LIGHT COMPANY                                     Collections
  ENRON NORTH AMERICA CORP.               WASTE MANAGEMENT HOLDINGS, INC.                                  Collections
  ENRON NORTH AMERICA CORP.               WEBCO GRAPHICS                                                   Collections
  ENRON NORTH AMERICA CORP.               WEIRTON STEEL CORPORATION                                        Collections
  ENRON NORTH AMERICA CORP.               WELCH FOODS INC, A COOPERATIVE                                   Collections
  ENRON NORTH AMERICA CORP.               WELCH PUBLISHING CO.                                             Collections
  ENRON NORTH AMERICA CORP.               WEST FLORIDA NATURAL GAS COMPANY                                 Collections
  ENRON NORTH AMERICA CORP.               WEST TEXAS UTILITIES COMPANY                                     Collections
  ENRON NORTH AMERICA CORP.               WESTAR ENERGY, INC.                                              Collections
  ENRON NORTH AMERICA CORP.               WESTCHESTER GAS COMPANY                                          Collections
  ENRON NORTH AMERICA CORP.               WESTDEUTSCHE LANDESBANK GIROZENTRALE                             Collections
  ENRON NORTH AMERICA CORP.               WESTERN GAS MARKETING INC.                                       Collections
  ENRON NORTH AMERICA CORP.               WHEELING-PITTSBURGH STEEL CORPORATIONU                            Collections
  ENRON NORTH AMERICA CORP.               WILLIAM S. BURKLAND                                              Collections
  ENRON NORTH AMERICA CORP.               WILLIAMS FIELD SERVICES ROCKY MOUNTAIN REGION CO.                Collections
  ENRON NORTH AMERICA CORP.               WILLIAMS PRODUCTION RMT COMPANY                                  Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON NORTH AMERICA CORP.               WINCO PRESS INC.                                                 Collections
  ENRON NORTH AMERICA CORP.               WINCUP HOLDINGS, INC.                                            Collections
  ENRON NORTH AMERICA CORP.               WISCONSIN FUEL & LIGHT COMPANY                                   Collections
  ENRON NORTH AMERICA CORP.               WISCONSIN PUBLIC SERVICE CORPORATION                             Collections
  ENRON NORTH AMERICA CORP.               WOODWARD MARKETING, L.L.C.                                       Collections
  ENRON NORTH AMERICA CORP.               WOODWARD MARKETING, L.L.C.                                       Collections
  ENRON NORTH AMERICA CORP.               WORLD METALS CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               WTG GAS MARKETING, INC.                                          Collections
  ENRON NORTH AMERICA CORP.               WYMAN-GORDON COMPANY                                             Collections
  ENRON NORTH AMERICA CORP.               WYNN-CROSBY 1994, LTD.                                           Collections
  ENRON NORTH AMERICA CORP.               WYNN-CROSBY 1997, LTD.                                           Collections
  ENRON NORTH AMERICA CORP.               XERIC OIL & GAS CORP.                                            Collections
  ENRON NORTH AMERICA CORP.               YATES ENERGY CORPORATION                                         Collections
  ENRON NORTH AMERICA CORP.               YORK PAPER COMPANY, INC.                                         Collections
  ENRON NORTH AMERICA CORP.               ZURICH OIL CO.                                                   Collections
  ENRON POWER MARKETING, INC.             AES NEWENERGY, INC.                                              Collections
  ENRON POWER MARKETING, INC.             AIG ENERGY TRADING, INC.                                         Collections
  ENRON POWER MARKETING, INC.             ALLEGHENY ENERGY SUPPLY COMPANY                                  Collections
  ENRON POWER MARKETING, INC.             ANP MARKETING COMPANY                                            Collections
  ENRON POWER MARKETING, INC.             AQUILA ENERGY MARKETING                                          Collections
  ENRON POWER MARKETING, INC.             ASH GROVE CEMENT COMPANY INC                                     Collections
  ENRON POWER MARKETING, INC.             BRAZOS ELECTRIC POWER COOPERATIVE, INC.                          Collections
  ENRON POWER MARKETING, INC.             CALPX TRADING SERVICES, A DIVISION OF THE CALIFORN               Collections
  ENRON POWER MARKETING, INC.             CARGILL-ALLIANT, LLC                                             Collections
  ENRON POWER MARKETING, INC.             CENTRAL ILLINOIS LIGHT COMPANY                                   Collections
  ENRON POWER MARKETING, INC.             CINERGY CAPITAL & TRADING INC.                                   Collections
  ENRON POWER MARKETING, INC.             CINERGY SERVICES, INC.                                           Collections
  ENRON POWER MARKETING, INC.             CITY OF BURBANK                                                  Collections
  ENRON POWER MARKETING, INC.             CITY OF MCMINNVILLE WATER & LIGHT                                Collections
  ENRON POWER MARKETING, INC.             CITY OF PALO ALTO                                                Collections
  ENRON POWER MARKETING, INC.             CITY OF SANTA CLARA CA, SILICON VALLEY PWR                       Collections
  ENRON POWER MARKETING, INC.             CITY OF TACOMA, DEPARTMENT OF PUBLIC UTILITIES (DB               Collections
  ENRON POWER MARKETING, INC.             CITY OF TAUNTON                                                  Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON POWER MARKETING, INC.             CLECO MARKETING AND TRADING, LLC                                 Collections
  ENRON POWER MARKETING, INC.             CNC CONTAINERS                                                   Collections
  ENRON POWER MARKETING, INC.             COLUMBIA GULF TRANSMISSION COMPANY                               Collections
  ENRON POWER MARKETING, INC.             CONAGRA TRADE GROUP, INC.                                        Collections
  ENRON POWER MARKETING, INC.             CONECTIV ENERGY SUPPLY, INC.                                     Collections
  ENRON POWER MARKETING, INC.             CONEXANT SYSTEMS, INC.                                           Collections
  ENRON POWER MARKETING, INC.             CONSTELLATION POWER SOURCE, INC.                                 Collections
  ENRON POWER MARKETING, INC.             CONSUMERS ENERGY COMPANY                                         Collections
  ENRON POWER MARKETING, INC.             DELANO ENERGY COMPANY, INC. SUPP.                                Collections
  ENRON POWER MARKETING, INC.             DYNEGY POWER MARKETING, INC. (C)                                 Collections
  ENRON POWER MARKETING, INC.             EAST TEXAS ELECTRIC                                              Collections
  ENRON POWER MARKETING, INC.             EL PASO ELECTRIC COMPANY                                         Collections
  ENRON POWER MARKETING, INC.             EL PASO MERCHANT ENERGY. L.P.                                    Collections
  ENRON POWER MARKETING, INC.             ELECTRIC RELIABILITY COUNCIL OF                                  Collections
  ENRON POWER MARKETING, INC.             EQUILON ENTERPRISES LLC                                          Collections
  ENRON POWER MARKETING, INC.             EXELON GENERATION COMPANY, LLC                                   Collections
  ENRON POWER MARKETING, INC.             EXPRESS PIPELINE PARTNERSHIP                                     Collections
  ENRON POWER MARKETING, INC.             FORESIGHT ENERGY COMPANY                                         Collections
  ENRON POWER MARKETING, INC.             GPU SERVICE INC., AS AGENT FOR JERSEY CENTRAL                    Collections
  ENRON POWER MARKETING, INC.             GPU SVC, AGENT FOR METR. EDISON CO.                              Collections
  ENRON POWER MARKETING, INC.             GPU SVC, AGENT FOR PENN. ELECTRIC CO.                            Collections
  ENRON POWER MARKETING, INC.             GREEN MOUNTAIN POWER CORPORATION                                 Collections
  ENRON POWER MARKETING, INC.             HAFSLUND ENERGY TRADING, LLC                                     Collections
  ENRON POWER MARKETING, INC.             HARBOR COGENERATION COMPANY                                      Collections
  ENRON POWER MARKETING, INC.             HOLNAM INC.                                                      Collections
  ENRON POWER MARKETING, INC.             HQ ENERGY SERVICES (U.S.) INC.                                   Collections
  ENRON POWER MARKETING, INC.             LOUISIANA-PACIFIC CORPORATION                                    Collections
  ENRON POWER MARKETING, INC.             LUZENAC                                                          Collections
  ENRON POWER MARKETING, INC.             MERCHANT ENERGY GROUP OF THE AMERICAS, INC.                      Collections
  ENRON POWER MARKETING, INC.             METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA               Collections
  ENRON POWER MARKETING, INC.             MIDWESTERN GAS TRANSMISSION COMPANY                              Collections
  ENRON POWER MARKETING, INC.             MIRANT AMERICAS ENERGY MARKETING, L.P.                           Collections
  ENRON POWER MARKETING, INC.             MISSISSIPPI DELTA ENERGY AGENCY                                  Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON POWER MARKETING, INC.             NEVADA POWER COMPANY                                             Collections
  ENRON POWER MARKETING, INC.             NEW YORK INDEPENDENT SYSTEM OPERATOR, INC.                       Collections
  ENRON POWER MARKETING, INC.             NIAGARA MOHAWK POWER CORPORATION                                 Collections
  ENRON POWER MARKETING, INC.             NORTHERN CALIFORNIA POWER AGENCY                                 Collections
  ENRON POWER MARKETING, INC.             NRG POWER MARKETING INC.                                         Collections
  ENRON POWER MARKETING, INC.             OGE ENERGY RESOURCES, INC.                                       Collections
  ENRON POWER MARKETING, INC.             OMAHA PUBLIC POWER DISTRICT                                      Collections
  ENRON POWER MARKETING, INC.             OTTER TAIL POWER COMPANY                                         Collections
  ENRON POWER MARKETING, INC.             PACIFICORP POWER MARKETING, INC.                                 Collections
  ENRON POWER MARKETING, INC.             PECO ENERGY COMPANY                                              Collections
  ENRON POWER MARKETING, INC.             PENNSYLVANIA PUBLIC UTILITY COMMISSION                           Collections
  ENRON POWER MARKETING, INC.             PILOT POWER GROUP, INC. as ag                                    Collections
  ENRON POWER MARKETING, INC.             PLAINS ELECTRIC GENERATION & TRANSMISSION COOPERAT               Collections
  ENRON POWER MARKETING, INC.             PROFESSIONAL RESEARCH AGENCY, INC                                Collections
  ENRON POWER MARKETING, INC.             PUBLIC SERVICE COMPANY OF COLORADO                               Collections
  ENRON POWER MARKETING, INC.             PUBLIC UTILITY DIST #1 OF CHELAN COUNTY                          Collections
  ENRON POWER MARKETING, INC.             PUD NO. 1 OF SNOHOMISH COUNTY                                    Collections
  ENRON POWER MARKETING, INC.             SIERRA PACIFIC POWER COMPANY                                     Collections
  ENRON POWER MARKETING, INC.             SMURFIT-STONE CONTAINER CORPORATION                              Collections
  ENRON POWER MARKETING, INC.             SOUTH CAROLINA ELECTRIC & GAS COMPANY                            Collections
  ENRON POWER MARKETING, INC.             SOUTHEASTERN POWER ADMINISTRATION                                Collections
  ENRON POWER MARKETING, INC.             SOUTHERN CALIFORNIA EDISON COMPANY                               Collections
  ENRON POWER MARKETING, INC.             SOUTHWEST POWER POOL                                             Collections
  ENRON POWER MARKETING, INC.             SOUTHWESTERN PUBLIC SERVICE COMPANY                              Collections
  ENRON POWER MARKETING, INC.             THE CALIFORNIA INDEPENDENT SYSTEM                                Collections
  ENRON POWER MARKETING, INC.             THE ENERGY AUTHORITY, INC.                                       Collections
  ENRON POWER MARKETING, INC.             TRANSALTA ENERGY MARKETING                                       Collections
  ENRON POWER MARKETING, INC.             TRANSALTA ENERGY MARKETING CORP.                                 Collections
  ENRON POWER MARKETING, INC.             TURLOCK IRRIGATION                                               Collections
  ENRON POWER MARKETING, INC.             UNITED ILLUMINATING COMPANY                                      Collections
  ENRON POWER MARKETING, INC.             UTAH ASSOCIATED MUNICIPAL PWR SYS                                Collections
  ENRON POWER MARKETING, INC.             VALLEY ELECTRIC ASSOCIATION, INC.                                Collections
  ENRON POWER MARKETING, INC.             VERNON, CITY OF                                                  Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON POWER MARKETING, INC.             WABASH VALLEY POWER ASSOCIATION INC.                             Collections
  ENRON POWER MARKETING, INC.             WELDED TUBE CO. OF AMERICA, INC.                                 Collections
  ENRON POWER MARKETING, INC.             WESTAR ENERGY, INC.                                              Collections
  ENRON POWER MARKETING, INC.             WESTERN AREA POWER ADMINISTRATION - ROCKY MOUNTAIN               Collections
  ENRON POWER MARKETING, INC.             XCEL ENERGY, A DBA OF XERS INC.                                  Collections
  ENRON RESERVE ACQUISITION CORP.         BELCO ENERGY CORP.                                               Collections
  ENRON RESERVE ACQUISITION CORP.         BP AMERICA PRODUCTION COMPANY                                    Collections
  ENRON RESERVE ACQUISITION CORP.         CARGILL ENERGY, A DIVISION OF CARGILL, INCORPORATE               Collections
  ENRON RESERVE ACQUISITION CORP.         DUKE ENERGY MERCHANTS LLC                                        Collections
  ENRON RESERVE ACQUISITION CORP.         EQUIVA TRADING COMPANY                                           Collections
  ENRON RESERVE ACQUISITION CORP.         GENESIS CRUDE OIL, L.P.                                          Collections
  ENRON RESERVE ACQUISITION CORP.         HESS ENERGY TRADING COMPANY LLC                                  Collections
  ENRON RESERVE ACQUISITION CORP.         MARATHON ASHLAND PETROLEUM, LLC                                  Collections
  ENRON RESERVE ACQUISITION CORP.         NEXEN MARKETING U.S.A. INC.                                      Collections
  ENRON RESERVE ACQUISITION CORP.         PLAINS MARKETING, L.P.                                           Collections
  ENRON RESERVE ACQUISITION CORP.         ST. MARY'S PRODUCTION, LLC                                       Collections
  ENRON RESERVE ACQUISITION CORP.         TEXAS GENERAL LAND OFFICE                                        Collections
  GARDEN STATE PAPER                      AMEC                                                             Collections
  GARDEN STATE PAPER                      AMERICA CHUNG NAM, INC.                                          Collections
  GARDEN STATE PAPER                      ANDOVER E-PULPPAPER (USA) INC.                                   Collections
  GARDEN STATE PAPER                      ATLANTIC COAST FIBERS, INC.                                      Collections
  GARDEN STATE PAPER                      BRISTOL PAPER RECYCLING, LLC                                     Collections
  GARDEN STATE PAPER                      CASEY CORPORATION                                                Collections
  GARDEN STATE PAPER                      CITY MILL SUPPLIES INC.                                          Collections
  GARDEN STATE PAPER                      GENESIS RESOURCE ENTERPRISE, INC.                                Collections
  GARDEN STATE PAPER                      HILLTOP ENTERPRISES                                              Collections
  GARDEN STATE PAPER                      K-C INTERNATIONAL, LTD                                           Collections
  GARDEN STATE PAPER                      LAMINATED PAPER PRODUCTS                                         Collections
  GARDEN STATE PAPER                      NEWARK STAR LEDGER                                               Collections
  GARDEN STATE PAPER                      NEWSWORKS                                                        Collections
  GARDEN STATE PAPER                      PACIFIC FOREST RESOURCES, INC.                                   Collections
  GARDEN STATE PAPER                      PALISADES PARK                                                   Collections
  GARDEN STATE PAPER                      PAPER TUBES CORES & BOXES                                        Collections
  GARDEN STATE PAPER                      PISCATTAWAY (NEWARK)                                             Collections
  GARDEN STATE PAPER                      PULP & PAPER SALES INT'L                                         Collections
  GARDEN STATE PAPER                      PUTNAM STAINLESS TUBES INC.                                      Collections
  GARDEN STATE PAPER                      RECYCLED FIBERS                                                  Collections
  GARDEN STATE PAPER                      RECYCLED PAPERBOARD OF CLIFTON                                   Collections
  GARDEN STATE PAPER                      RECYCLERS LIMITED                                                Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  GARDEN STATE PAPER                      RECYCLING VENTURES                                               Collections
  GARDEN STATE PAPER                      SMURFIT RECYCLING COMPANY                                        Collections
  GARDEN STATE PAPER                      SYRACUSE NEWSPAPERS INC.                                         Collections
  GARDEN STATE PAPER                      TABLOID GRAPHIC SERVICES, INC.                                   Collections
  GARDEN STATE PAPER                      THE SUTTA COMPANY                                                Collections
  GARDEN STATE PAPER                      THOROLD-ABITIBI                                                  Collections
  GARDEN STATE PAPER                      TIMES, THE                                                       Collections
  GARDEN STATE PAPER                      U. S. FOOD SERVICES                                              Collections
  GARDEN STATE PAPER                      WEYERHAEUSER COMPANY                                             Collections
  GARDEN STATE PAPER                      YORK PAPER COMPANY, INC.                                         Collections
  GARDEN STATE PAPER                      A PLUS OIL NV                                                    Collections
  GARDEN STATE PAPER                      A. P. MOLLER                                                     Collections
  GARDEN STATE PAPER                      ACCORD ENERGY LTD.                                               Collections
  GARDEN STATE PAPER                      ACE CAPITAL RE INTERNATIONAL LTD                                 Collections
  GARDEN STATE PAPER                      ACE CAPITAL RE OVERSEAS LTD - GOOSE3                             Collections
  GARDEN STATE PAPER                      ACE CAPITAL RE OVERSEAS LTD - ISIS4                              Collections
  GARDEN STATE PAPER                      AFFARSVERKEN ENERGI KARLSKRONA AB                                Collections
  GARDEN STATE PAPER                      AIC LIMITED                                                      Collections
  GARDEN STATE PAPER                      AMERADA HESS GAS LIMITED                                         Collections
  GARDEN STATE PAPER                      AMOT KOMMUNE                                                     Collections
  GARDEN STATE PAPER                      ANDRE & CIE SA                                                   Collections
  GARDEN STATE PAPER                      AOT TRADING AG                                                   Collections
  GARDEN STATE PAPER                      AQUILA ENERGY LIMITED                                            Collections
  GARDEN STATE PAPER                      ARMSTRONG WORLD INDUSTRIES, LIMITED                              Collections
  GARDEN STATE PAPER                      AS OSLO SPORVEIER                                                Collections
  GARDEN STATE PAPER                      ASKER KOMMUNE                                                    Collections
  GARDEN STATE PAPER                      ATOFINA                                                          Collections
  GARDEN STATE PAPER                      AXIA ENERGY, LP                                                  Collections
  GARDEN STATE PAPER                      BANK OF AMERICA, NATIONAL ASSOCIATION                            Collections
  GARDEN STATE PAPER                      BAOSTEEL GROUP INTERNATIONAL TRADE CORPORATION                   Collections
  GARDEN STATE PAPER                      BAOTRANS ENTERPRISES LIMITED, HONK                               Collections
  GARDEN STATE PAPER                      BARCLAYS BANK PLC                                                Collections
  GARDEN STATE PAPER                      BARRICK GOLD CORP                                                Collections
  GARDEN STATE PAPER                      BELGA FUEL N.V.                                                  Collections
  GARDEN STATE PAPER                      BELGOMINE A.G.                                                   Collections
  GARDEN STATE PAPER                      BHP BILLITON LTD.                                                Collections
  GARDEN STATE PAPER                      BHP BILLITON MARKETING AG                                        Collections
  GARDEN STATE PAPER                      BHP TRANSPORT & LOGISTICS (EUROPE)                               Collections
  GARDEN STATE PAPER                      BNP PARIBAS COMMODITY FUTURES INC                                Collections
  GARDEN STATE PAPER                      BOCIMAR NV                                                       Collections
  ENRON CAPITAL AND TRADE RESOURCES       BOREALIS AB                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       BOREALIS AS (NORWAY)                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       BP OIL INTERNATIONAL LTD                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       BP SINGAPORE PTE. LTD                                            Collections

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       BRITISH ENERGY GENERATION LTD                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       BUNGE CORPORATION                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       CALTEX TRADING PTE LTD                                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       CALYPSO SHIPPING INVESTMENTS LIMITED                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       CANTABRICO TRADING SA                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       CARBOEX SA                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       CARGILL INTERNATIONAL S.A.                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       COBAM NV                                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       COBELFRET N.V                                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       COECLERICI ARMATORI SPA, MILAN                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       COECLERICI SHIPPING N.V.                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       CORUS TRADING UK LTD                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       CROWN                                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DAMPSKIBSSELSKABET NORDEN A/S                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DCC ENERGY (NI) LTD.                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DEA MINERALOEL A.G.                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DEN NORSKE BANK ASA                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DET NORSKE METEROLOGISKE INSTITUTT                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DEUTSCHE BANK AG, LONDON BRANCH                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DISAM A/S                                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DOW                                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DS MINERALOEL GMBH                                               Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       DUKE ENERGY MERCHANTS LLC                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DYNEA ASA                                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DYNEGY GLOBAL LIQUIDS, INC.                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       DYNEGY INC                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       EASTERN BULKSHIP SA                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       EDF TRADING LTD                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELBOLAGET I NORDEN AB                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELECTRABEL AB                                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELECTRABEL SA                                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELECTRICITY SUPPLY BOARD                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELEMENT RE CAPITAL PRODUCTS INC.                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELF TRADING AND MARKETING SA                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELF TRADING S.A.                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ELRO HANDEL                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       EMPRESA NAVIERA ELCANO S.A.                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ENDEAVOUR ENERGY LTD                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ENDESA TRADING SA SOCIEDAD                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ENDESA TRADING SA SOCIEDAD UNIPERSONAL                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ENERGISELSKAPET ASKER OG                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ENERGYDESK.COM                                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ENGERDAL KOMMUNE                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ENRON DIRECT LTD                                                 Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       ENRON LIQUID FUELS INC                                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       EQUIVA TRADING COMPANY                                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ESSO SAF                                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       EUROPOINT TERMINALS NETHERLANDS BV                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       EXXONMOBIL SALES AND SUPPLY                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       FERRELL INTERNATIONAL LIMITED                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       FINGRID OYJ                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       FLEET NATIONAL BANK                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       FORTUM GAS LTD                                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       FORTUM OIL AND GAS OY                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       FRITZ  MEYER A.G.                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       FUTURA PETROLEUM LTD.                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       GARCIA MUNTE                                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       GGEW GRUPPEN GAS UND ELEKTRIZITAETSWERK BERGSTRASSE AG           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       GISLAVED ENERGIRING AB                                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       GLENCORE AG                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       GRANINGE TRADING AB                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       GREENI OY                                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       GRUPPO EDITORIALE L'ESPRESSO S                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       HAFSLUND ASA                                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       HAFSLUND PRODUKSJON HOLDING AS                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       HAINDL PAPIER GMBH & CO. KG                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       HELGELANDSKRAFT AS                                               Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       HESS ENERGY TRADING COMPANY UK                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       HORDALAND FYLKESKOMMUNE                                          Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       HUNTSMAN PETROCHEMICALS (UK)                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       INNOGY PLC                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       IRISH NATIONAL PETROLEUM CORPO                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ITOCHU CORPORATION                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ITOCHU INTERNATIONAL INC.                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ITOCHU PETROLEUM COMPANY (S) PTE LIMITED                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KG GEKOL MINERALOELHANDEL GMBH                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KOCH CARBON INC                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KOCH HYDROCARBONS                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KOCH INDUSTRIES, INC.                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KOCH PETROLEUM GROUP, L.P.                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KOCH REFINING INTERNATIONAL PTE. LTD                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KONGSVINGER KOMMUNE                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KOUVOLAN SEUDUN SAHKO                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KVAENER                                                          Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       KVINNHERAD ENERGI AS                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       LEPTA SHIPPING CO. LTD.                                          Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       LICORNE PETROLEUM NEDERLAND BV                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       LONDON ELECTRICITY PLC                                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       LOUIS DREYFUS CORPORATION                                        Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       LOUIS DREYFUS ENERGY LTD.                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       LOUIS DREYFUS LPG SERVICES LP                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       LOUIS DREYFUS REFINING & MARKE                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       LYONDELL CHEMICAL NEDERLAND LTD                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MABANAFT BV                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MALSELV KOMMUNE                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MARUBENI INTERNATIONAL PETROLEUM                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MASFJORDEN KOMMUNE                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MAYR-MELNHOF KARTON AKTIENGELLSCHAFT                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MELLANSKANES                                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MOLNDAL ENERGI AB                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MONDADORI INTERNATIONAL SA LUXEMBOURG - ZURICH BR                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       MORGAN STANLEY DEAN WITTER CAPITAL                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NAFTA (B) NV                                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NATIONAL COAL SUPPLY CORP. LTD                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NAVION SHIPPING AS                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NESA A/S                                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NIPPON STEEL CORPORATION                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NOBLE CHARTERING INC                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NORE OG UVDAL KOMMUNE                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NORSK HYDRO PRODUKSJON AS                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NORSKE SKOG                                                      COLLECTIONS
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       NORWEB PLC                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NOVO NORDISK                                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NUON ENERGY TRADE & WHOLESALE NV                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       NV GKE GEMEENSCHAPPELIJK KOLENBUREAU
  INTERNATIONAL CORP                      ELECTRICITEITSPRODUKTIEBEDRIJVEN                                 Collections
  ENRON CAPITAL AND TRADE RESOURCES       OMLX                                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ONYX OIL LTD                                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       OPPLAND ENERGI                                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       OULON ENERGIA                                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PACIFIC CARRIERS LIMITED                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PAUL HARTMANN AG                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PETREDEC LIMITED (FIN & PHY)                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PETROBRAS AMERICA INC.                                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PETRO-DIAMOND INC.                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PETROFINA, S.A.                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PETRONED BV                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PETROPLUS MARKETING AG                                           Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PETROPLUS REFINING TEESSIDE LTD                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       POHJOIS-KARJALAN SAHKO OY                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       POLYMER LATEX GMBH & CO. KG                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       POSEIDON SCIFFAHRT GMBH                                          Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       POWERGEN UK PLC                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       PREEM PETROLEUM AB                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       REDAN FUTURES LIMITED                                            Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       REDE ELECTRICA NACIONAL SA                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       RINGERIKS KRAFT AS                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ROYAL BANK OF SCOTLAND PLC                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       RUNICOM LIMITED                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       RVI GUARANTY CO                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       RWE TRADING GMBH                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SAMSUNG PETROLEUM (SINGAPORE) PTE                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SANGAMON TRANSPORTATION GROUP                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SCANCEM AB                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SEAMAR SHIPPING CORPORATION                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SECTOR MARITIME INVESTMENTS LTD OF THE CAYMAN ISLANDS            Collections
  INTERNATIONAL CORP                      C/O SECTOR ASSET MANAGEMENT OF OSLO
  ENRON CAPITAL AND TRADE RESOURCES       SEF HANDEL                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SEMPRA ENERGY EUROPE LTD                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SEMPRA OIL TRADING SARL                                          Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SERVICE ALUMINIUM                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SERVICIOS NAVIERAMAR C.A                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SHAANXI IMPORT & EXPORT CORP                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SHANGHAI BAOSTEEL INTERNATIONAL                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SHELL EASTERN TRADING PTE LIMITED                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SHELL GAS DIRECT LIMITED                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SHELL INTERNATIONAL EASTERN                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SINOM (HONG KONG) LTD                                            Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       SITA NEGOCE                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SJB PETROLEUM PRODUCTS BV                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SKANDINAVISK KRAFTMEGLING AS                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SKATTEMYNGIGHETEN                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SKELLEFTEA KRAFT AB                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SKIENSFJORDENS KOMMUNALE KRAFTSELSKAP ENERGI AS                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SOCIETE GENERALE                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SOCIETE GENERALE ENERGIE                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SOCIETE GENERALE S.A.                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SOLLAC MEDITERRANEE                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SOLVAY SA                                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SORUM KOMMUNE                                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SPENDRUPS BRYGGERIAKTEBOLAG                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STADTWERKE FLENSBURG GMBH                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STANDARD BANK LONDON LTD                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STASCO AS MANAGERS FOR AND ON BEHALF OF SHELL                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STATE STREET BANK & TRUST CO INC                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STATOIL ASA.                                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STOR ELVDAL KOMMUNE                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STORA                                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STORA ENSO                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       STRANDA ENERGIVERK AS                                            Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       SUDWESTDEUTSCHE STROMHANDELS GMBH                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SUNOCO, INC. (R&M)                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SUOMEN OSUUSKAUPPOJEN KESKUSKUNTA                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SWISS MARINE SERVICES                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SWISSMARINE CORP. LTD                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SYDKRAFT ENERGIE TRADING AB                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       SYSTEM PLUS RADZIWILL ZBIGNIEW                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TACKE SVERIGE AB                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TEO NL DER MICHEL MINERALOLHAN                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TEXACO LIMITED                                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       THE CHASE MANHATTAN BANK                                         Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       THE LONDON SECURITIES & DERIVATIVES EXCHANGE                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       THYSSEN-ELF OIL GMBH                                             Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TORVALD KLAVENESS COMMODITIES                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TOTAL COAL S.A.                                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TOTAL FINA ELF S.A.                                              Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TOTALFINAELF GAS AND POWER LTD                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TRAFIGURA DERIVATIVES LTD                                        Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TRAMMOCHEM AG                                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TRANSFIELD SHIPPING INC., PANAMA                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TROMS KRAFT MARKED AS                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TRYSIL KOMMUNE                                                   Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TTMI LTD                                                         Collections
  INTERNATIONAL CORP

  PLAINTIFFS                              DEFENDANTS                                                       CAUSE OF ACTION
  ----------                              ----------                                                       ---------------
  ENRON CAPITAL AND TRADE RESOURCES       TXU EUROPE                                                       Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       TXU NORDIC ENERGY                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       UNICHEMA CHEMIE BV                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       UNICOR TRADING LTD                                               Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       UNION OIL COMPANY OF CALIFORNIA                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       UPM-KYMMENE                                                      Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       USINOR & CIE SNC                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       UTILITY LINK LTD                                                 Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       VALDRES ENERGIVERK AS                                            Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       VALER KOMMUNE                                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       VANA-VIRU KAUBAVEDUDE KK LTD                                     Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       VARBERG                                                          Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       VITOL ENERGY S.A.                                                Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       VOPAK AGENCIES ROTTERDAM B.V.                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       WERRA PAPIER WERNSHAUSEN GMBH                                    Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       YORKSHIRE ELECTRICITY GROUP PLC                                  Collections
  INTERNATIONAL CORP
  ENRON CAPITAL AND TRADE RESOURCES       ZEN-NOH GRAIN COMPANY                                            Collections
  INTERNATIONAL CORP

      5.    AVOIDANCE ACTIONS

      The Debtors are continuing to review potential avoidance actions and may pursue avoidance claims against any party who received a transfer within the 90 days or other applicable period prior to the Initial Petition Date or any subsequent Petition Date. Any Person (including, but not limited to those Persons listed in response to Item 3 on the Statement of Financial Affairs for any Debtors) that has received a transfer of property, in which any of the Debtors' estates has an interest, during the appropriate looking back period should assume that the transfer is being investigated and that an avoidance action will be commenced if such action is deemed to have merit.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON ENERGY SERVICES, INC.                 1ST DEGREE MECHANICAL                  AVOIDANCE ACTION       $      23,000.00
ENRON NORTH AMERICA CORP.                   ALTER ASSET MANAGEMENT INC             AVOIDANCE ACTION       $      90,235.85
ENRON ENERGY SERVICES, INC.                 APPLIED METERING TECHNOLOGIES          AVOIDANCE ACTION       $      29,099.70
ENRON ENERGY SERVICES, INC.                 APPLIED METERING TECHNOLOGIES          AVOIDANCE ACTION       $      97,214.57
ENRON ENGINEERING & CONSTRUCTION COMPANY    ARNECK INT'L                           AVOIDANCE ACTION       $     188,997.00
ENRON NET WORKS L.L.C.                      AVAYA INC                              AVOIDANCE ACTION       $   3,502,409.06
ENRON NORTH AMERICA CORP.                   AVAYA INC                              AVOIDANCE ACTION       $      32,987.77
ENRON ENGINEERING & CONSTRUCTION COMPANY    BDT ENGINEERING-BALCKE DURR INC        AVOIDANCE ACTION       $      35,000.00
ENRON ENERGY SERVICES, INC.                 BLOCK ELECTRIC CO                      AVOIDANCE ACTION       $     195,300.00
ENRON ENERGY SERVICES, INC.                 CARRIER ENTERPRISES LLC                AVOIDANCE ACTION       $      98,800.00
ENRON CORP.                                 CENTRAL ALLRIGHT PARKING               AVOIDANCE ACTION       $      21,758.00
ENRON CORP.                                 CENTRAL ALLRIGHT PARKING               AVOIDANCE ACTION       $      21,758.00
ENRON NORTH AMERICA CORP.                   CHOICE ENERGY INCORPORATED             AVOIDANCE ACTION       $     474,476.16
ENRON TRANSPORTATION SERVICES COMPANY       CIMARRON ELECTRIC COOPERATIVE          AVOIDANCE ACTION       $      28,120.70
ENRON TRANSPORTATION SERVICES COMPANY       COASTLINE MARINE INC                   AVOIDANCE ACTION       $      59,290.01
ENRON CORP.                                 COMQUEST RESEARCH                      AVOIDANCE ACTION       $     176,000.00
ENRON ENERGY SERVICES, INC.                 CONTINENTAL TECHNOLOGIES INC           AVOIDANCE ACTION       $      21,918.00
ENRON ENERGY SERVICES, INC.                 CTC COMMUNICATIONS CORP                AVOIDANCE ACTION       $      65,230.23
ENRON CORP.                                 DELL RECEIVABLES L.P.                  AVOIDANCE ACTION       $   1,286,685.57
ENRON ENERGY SERVICES, INC.                 DEVON DIRECT MARKETING &               AVOIDANCE ACTION       $     259,942.18
                                            ADVERTISING INC. D/B/A EURO RSCG
                                            DEVON DIRECT
ENRON BROADBAND SERVICES, INC.              DIMENSION DATA                         AVOIDANCE ACTION       $     180,804.61
ENRON ENERGY SERVICES, INC.                 DOCENT INC                             AVOIDANCE ACTION       $      41,600.00
ENRON ENGINEERING & CONSTRUCTION COMPANY    DOOLEY TACKABERRY INC                  AVOIDANCE ACTION       $      38,500.00
ENRON TRANSPORTATION SERVICES COMPANY       DRESSER-RAND CO                        AVOIDANCE ACTION       $      28,279.00
ENRON ENERGY SERVICES, INC.                 EMINENT RESOURCES                      AVOIDANCE ACTION       $      43,000.00
ENRON ENERGY SERVICES, INC.                 ENERGY MGMT CONSULTANTS INC            AVOIDANCE ACTION       $     344,703.19
ENRON CORP.                                 FEDERAL EXPRESS                        AVOIDANCE ACTION       $     130,082.77
ENRON ENERGY SERVICES, INC.                 FIRST DATA CORPORATION                 AVOIDANCE ACTION       $      82,326.78
ENRON ENGINEERING & CONSTRUCTION COMPANY    FREDERIC R HARRIS INC                  AVOIDANCE ACTION       $     167,589.98
ENRON BROADBAND SERVICES, INC.              FYI-NET, LP                            AVOIDANCE ACTION       $      48,186.13
ENRON TRANSPORTATION SERVICES COMPANY       G.B.BOOTS SMITH CORP                   AVOIDANCE ACTION       $      63,085.84

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON NORTH AMERICA CORP.                   GENE TACKETT                           AVOIDANCE ACTION       $      43,781.25
ENRON NORTH AMERICA CORP.                   GEORGIA TRANSMISSION CORPORATION       AVOIDANCE ACTION       $      30,000.00
ENRON ENERGY SERVICES, INC.                 GLAUBER EQUIP CORP                     AVOIDANCE ACTION       $      30,981.00
ENRON CORP.                                 GRAPHTEC INC                           AVOIDANCE ACTION       $      38,299.02
ENRON CORP.                                 GRAPHTEC INC                           AVOIDANCE ACTION       $      74,562.60
ENRON NORTH AMERICA CORP.                   GREGG M ROSENBERG                      AVOIDANCE ACTION       $      75,000.00
ENRON NORTH AMERICA CORP.                   H MITCHELL HARPER                      AVOIDANCE ACTION       $      90,000.00
ENRON ENGINEERING & CONSTRUCTION COMPANY    HANOVER MAINTECH INC                   AVOIDANCE ACTION       $     354,043.70
ENRON NORTH AMERICA CORP.                   HATCH ASSOC.CONSULTANTS,INC.           AVOIDANCE ACTION       $      33,884.00
ENRON CORP.                                 HONEYWELL                              AVOIDANCE ACTION       $      55,019.04
ENRON ENERGY SERVICES, INC.                 HONEYWELL                              AVOIDANCE ACTION       $      98,306.52
ENRON ENERGY SERVICES, INC.                 HONEYWELL                              AVOIDANCE ACTION       $     177,300.00
ENRON NORTH AMERICA CORP.                   INFINITY CUSTOMER SOLUTIONS            AVOIDANCE ACTION       $     174,848.00
ENRON ENERGY SERVICES, INC.                 INFO USA                               AVOIDANCE ACTION       $      26,127.60
ENRON CORP.                                 INTERNATIONAL DATA CORPORATION         AVOIDANCE ACTION       $      38,500.00
ENRON ENGINEERING & CONSTRUCTION COMPANY    ITT INDUSTRIES FINANCIAL RESOURCE      AVOIDANCE ACTION       $      49,600.00
ENRON CORP.                                 JOE CONNOR                             AVOIDANCE ACTION       $      52,500.00
ENRON NORTH AMERICA CORP.                   JOHN PARISH                            AVOIDANCE ACTION       $      20,000.00
ENRON CORP.                                 JRT REALTY GROUP                       AVOIDANCE ACTION       $      34,953.68
ENRON NORTH AMERICA CORP.                   JUPITER HOLDING LLC                    AVOIDANCE ACTION       $     371,591.17
ENRON BROADBAND SERVICES, INC.              KENOSHA GROUNDS CARE INC               AVOIDANCE ACTION       $      21,100.00
ENRON BROADBAND SERVICES, INC.              KENT DATACOMM                          AVOIDANCE ACTION       $     297,211.09
ENRON CORP.                                 KOMP HORTICULTURAL SERVICES INC        AVOIDANCE ACTION       $      94,384.17
ENRON ENGINEERING & CONSTRUCTION COMPANY    KVAERNER CONST. INT'L LTD.             AVOIDANCE ACTION       $   9,130,824.10
ENRON CORP.                                 LEE OFFICE PRODUCTS                    AVOIDANCE ACTION       $      36,999.22
ENRON NET WORKS L.L.C.                      LUMINANT WORLDWIDE CORP                AVOIDANCE ACTION       $     130,823.00
ENRON BROADBAND SERVICES, INC.              MA MORTENSON                           AVOIDANCE ACTION       $   1,385,876.00
ENRON TRANSPORTATION SERVICES COMPANY       MECHANICAL REPAIR & ENGINEERING INC    AVOIDANCE ACTION       $      49,700.00
ENRON CORP.                                 MEDFIT                                 AVOIDANCE ACTION       $      75,138.00
ENRON NORTH AMERICA CORP.                   MICHAEL DOBBINS & CO                   AVOIDANCE ACTION       $      26,954.25
ENRON NORTH AMERICA CORP.                   NOOTER/ERIKSEN INC                     AVOIDANCE ACTION       $   1,480,000.00
ENRON BROADBAND SERVICES, INC.              NORTEL NETWORKS                        AVOIDANCE ACTION       $     193,684.15
ENRON BROADBAND SERVICES, INC.              NORTEL NETWORKS                        AVOIDANCE ACTION       $     321,525.13

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON ENERGY SERVICES, INC.                 OMNI TRAX LEASING LLC                  AVOIDANCE ACTION       $      55,170.91
ENRON NORTH AMERICA CORP.                   OXFORD ANALYTICA INC                   AVOIDANCE ACTION       $      25,000.00
ENRON ENERGY SERVICES, INC.                 PARADIGM STRATEGY GROUP, INC.          AVOIDANCE ACTION       $      24,000.00
ENRON ENGINEERING & CONSTRUCTION COMPANY    PATRICK SANDERS                        AVOIDANCE ACTION       $      35,000.00
ENRON NORTH AMERICA CORP.                   PETRO-LOGISTICS LTD                    AVOIDANCE ACTION       $      24,000.00
ENRON ENERGY SERVICES, INC.                 PRIME REFRIGERATION CORP.              AVOIDANCE ACTION       $     111,834.00
ENRON NORTH AMERICA CORP.                   PTL ASSOCIATES INC                     AVOIDANCE ACTION       $      22,350.51
ENRON PROPERTY & SERVICES                   PUMP SERVICE & REPAIR                  AVOIDANCE ACTION       $      38,637.67
ENRON NORTH AMERICA CORP.                   RICHARD PARMER                         AVOIDANCE ACTION       $      36,750.00
ENRON NORTH AMERICA CORP.                   RISK WATERS GROUP                      AVOIDANCE ACTION       $      26,775.00
ENRON NORTH AMERICA CORP.                   RISK WATERS GROUP                      AVOIDANCE ACTION       $      67,950.00
ENRON TRANSPORTATION SERVICES COMPANY       ROTOFLOW INC                           AVOIDANCE ACTION       $      93,101.40
ENRON NORTH AMERICA CORP.                   RYDER SCOTT COMPANY INC                AVOIDANCE ACTION       $      32,533.93
ENRON ENERGY SERVICES, INC.                 SBI INC                                AVOIDANCE ACTION       $     210,561.00
ENRON BROADBAND SERVICES, INC.              SERVER TECHNOLOGY INC                  AVOIDANCE ACTION       $     227,185.20
ENRON BROADBAND SERVICES, INC.              SIEMENS BUILDING TECHNOLOGIES, INC.    AVOIDANCE ACTION       $      24,980.20
ENRON CORP.                                 SONNABEND                              AVOIDANCE ACTION       $      72,880.00
ENRON CORP.                                 STANDARD AND POORS                     AVOIDANCE ACTION       $     365,625.00
ENRON NORTH AMERICA CORP.                   STANDARD AND POORS                     AVOIDANCE ACTION       $      75,000.00
ENRON ENERGY SERVICES, INC.                 STEWART MECHANICAL ENTERPRISES INC     AVOIDANCE ACTION       $      23,500.00
ENRON NET WORKS L.L.C.                      TEXAS BUSINESS SYSTEMS                 AVOIDANCE ACTION       $     154,800.00
ENRON NORTH AMERICA CORP.                   THE INVESTEXT GROUP                    AVOIDANCE ACTION       $      50,350.39
ENRON NORTH AMERICA CORP.                   THE NEWMAN GROUP                       AVOIDANCE ACTION       $      62,865.56
ENRON ENGINEERING & CONSTRUCTION COMPANY    THE NICHOLAS GROUP/RANDALL ALTON       AVOIDANCE ACTION       $      25,000.00
ENRON CORP.                                 THE OFIS BY POWELL                     AVOIDANCE ACTION       $     115,638.37
ENRON CORP.                                 THE OFIS BY POWELL                     AVOIDANCE ACTION       $     223,768.20
ENRON CORP.                                 TRANSPORTATION WORLD WIDE INC.         AVOIDANCE ACTION       $     224,163.30
ENRON ENERGY SERVICES, INC.                 UNICCO SERVICE CO                      AVOIDANCE ACTION       $     838,161.45
ENRON NORTH AMERICA CORP.                   UNIVERSAL PROJECT MGMT                 AVOIDANCE ACTION       $     205,061.07
ENRON ENERGY SERVICES, INC.                 US EQUIPMENT LEASING L/C               AVOIDANCE ACTION       $      83,279.65
ENRON ENERGY SERVICES, INC.                 VARSITY CONTRACTORS INC                AVOIDANCE ACTION       $      34,925.38
ENRON ENERGY SERVICES, INC.                 VARSITY CONTRACTORS INC                AVOIDANCE ACTION       $     555,130.38
ENRON CORP.                                 WADE R HUNTER                          AVOIDANCE ACTION       $      27,825.00

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON CORP.                                 WESTERN AIRWAYS INC                    AVOIDANCE ACTION       $      65,339.32
ENRON TRANSPORTATION SERVICES COMPANY       WETLAND RESOURCES                      AVOIDANCE ACTION       $      67,404.61
ENRON NORTH AMERICA CORP.                   WILLIAMSON & ASSOCIATES INC            AVOIDANCE ACTION       $     220,645.13
ENRON NORTH AMERICA CORP.                   AIR QUALITY MANAGEMENT SERVICES        AVOIDANCE ACTION       $     121,481.84
ENRON ENGINEERING & CONSTRUCTION COMPANY    AIR SEA BROKER LTD.- WEST AFRICA       AVOIDANCE ACTION       $      51,000.00
ENRON TRANSPORTATION SERVICES COMPANY       AMERICAN CAST IRON PIPE CO             AVOIDANCE ACTION       $   3,272,253.92
ENRON NORTH AMERICA CORP.                   ARMOR GROUP                            AVOIDANCE ACTION       $      22,212.00
ENRON NET WORKS L.L.C.                      AUSPEX SYSTEMS INC                     AVOIDANCE ACTION       $      43,906.21
ENRON CORP.                                 AZTEC RENTAL                           AVOIDANCE ACTION       $     688,922.85
ENRON PROPERTY & SERVICES                   AZTEC RENTAL                           AVOIDANCE ACTION       $     170,274.13
ENRON NORTH AMERICA CORP.                   BANCA NAZIONALE DEL LAVORO             AVOIDANCE ACTION       $      85,457.76
ENRON ENERGY SERVICES, INC.                 BANDS COMPANY, INC.                    AVOIDANCE ACTION       $      28,301.52
ENRON ENERGY SERVICES, INC.                 BARTON CREEK RESORT                    AVOIDANCE ACTION       $      23,572.31
ENRON ENERGY SERVICES, INC.                 BASSETT MECHANICAL                     AVOIDANCE ACTION       $      70,200.00
ENRON CORP.                                 BERGER                                 AVOIDANCE ACTION       $     485,881.26
ENRON ENGINEERING & CONSTRUCTION COMPANY    BESIX DABHOL SA PROJECT OFFICE         AVOIDANCE ACTION       $  11,017,207.08
ENRON NET WORKS L.L.C.                      BLOOMBERG LP                           AVOIDANCE ACTION       $   1,101,523.48
ENRON TRANSPORTATION SERVICES COMPANY       BLU CONSTRUCTION INC                   AVOIDANCE ACTION       $      29,900.00
ENRON NORTH AMERICA CORP.                   BROWN,WILLIAMS, MOOREHEAD & QUINN      AVOIDANCE ACTION       $      40,651.31
ENRON NORTH AMERICA CORP.                   C K SYSTEMS                            AVOIDANCE ACTION       $      21,460.00
ENRON ENERGY SERVICES, INC.                 CAL-AIR INC                            AVOIDANCE ACTION       $     383,127.61
ENRON CORP.                                 CENTRAL PARKING SYSTEMS                AVOIDANCE ACTION       $      87,312.50
ENRON ENERGY SERVICES, INC.                 CEW LIGHTING INC                       AVOIDANCE ACTION       $      40,773.79
ENRON CORP.                                 CHRISTENSON ELECTRIC, INC              AVOIDANCE ACTION       $      37,441.43
ENRON ENERGY SERVICES, INC.                 CLAYTON BILTMORE & COMPANY LLC         AVOIDANCE ACTION       $      78,880.00
ENRON NET WORKS L.L.C.                      CLAYTON BILTMORE & COMPANY LLC         AVOIDANCE ACTION       $     226,746.25
ENRON ENERGY SERVICES, INC.                 COMMAIR MECHANICAL SERVICES            AVOIDANCE ACTION       $     116,357.00
ENRON NET WORKS L.L.C.                      COMPUTER MEDIA TECHNOLOGIES            AVOIDANCE ACTION       $     121,556.00
ENRON NORTH AMERICA CORP.                   COMPUTER MEDIA TECHNOLOGIES            AVOIDANCE ACTION       $      97,445.00
ENRON NET WORKS L.L.C.                      CONFERENCE PLUS INC                    AVOIDANCE ACTION       $      32,084.98
ENRON ENGINEERING & CONSTRUCTION COMPANY    CONSTRUCTORA HERMANOS FURLANETTO CA    AVOIDANCE ACTION       $     374,438.96
ENRON ENERGY SERVICES, INC.                 CONTINENTAL BLOWER LLC                 AVOIDANCE ACTION       $      84,994.00
ENRON TRANSPORTATION SERVICES COMPANY       DAVID BROWN UNION PUMPS                AVOIDANCE ACTION       $      21,910.00

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON ENGINEERING & CONSTRUCTION COMPANY    DELATTRE BEZONS (NIGERIA) LTD          AVOIDANCE ACTION       $   2,029,844.18
ENRON NET WORKS L.L.C.                      DELL MARKETING L.P.                    AVOIDANCE ACTION       $   1,080,571.06
ENRON NORTH AMERICA CORP.                   DELTA ENERGY CORPORATION               AVOIDANCE ACTION       $   3,943,546.52
ENRON ENGINEERING & CONSTRUCTION COMPANY    DELTA HUDSON ENGINEERING CORP          AVOIDANCE ACTION       $      57,846.50
ENRON ENERGY SERVICES, INC.                 DILLING MECHANICAL CONTRACTORS         AVOIDANCE ACTION       $      20,111.00
ENRON CORP.                                 DOY G JONES II                         AVOIDANCE ACTION       $     393,894.75
ENRON ENERGY SERVICES, INC.                 DYNALECTRIC                            AVOIDANCE ACTION       $      59,158.00
ENRON BROADBAND SERVICES, INC.              ENCOURAGEMENT RESEARCH & RESOURCES     AVOIDANCE ACTION       $      43,500.00
                                            INC.
ENRON ENERGY SERVICES, INC.                 ENERGY CONTROLS & CONCEPTS             AVOIDANCE ACTION       $     160,670.00
ENRON NET WORKS L.L.C.                      ENERGY INTELLIGENCE GROUP INC          AVOIDANCE ACTION       $      54,944.00
ENRON NET WORKS L.L.C.                      ENFORM TECHNOLOGY LLC                  AVOIDANCE ACTION       $     548,097.42
ENRON ENGINEERING & CONSTRUCTION COMPANY    ENTREPOSE                              AVOIDANCE ACTION       $   2,659,717.43
ENRON NORTH AMERICA CORP.                   ENTRIX, INC.                           AVOIDANCE ACTION       $     124,440.07
ENRON NET WORKS L.L.C.                      EVANS CONSOLES INC                     AVOIDANCE ACTION       $      75,670.29
ENRON CORP.                                 FACILITY INTERIORS INC                 AVOIDANCE ACTION       $      82,636.12
ENRON ENERGY SERVICES, INC.                 FIRSTLOGIC INC                         AVOIDANCE ACTION       $      79,726.71
ENRON CORP.                                 FLEISHMAN-HILLARED LINK LTD            AVOIDANCE ACTION       $      21,580.13
ENRON ENGINEERING & CONSTRUCTION COMPANY    FLENDER GRAFFENSTADEN                  AVOIDANCE ACTION       $      80,652.61
ENRON ENERGY SERVICES, INC.                 FLUORESCO LIGHTING & SIGNS             AVOIDANCE ACTION       $     579,781.90
ENRON ENERGY SERVICES, INC.                 FOCUS OF NEW YORK INC                  AVOIDANCE ACTION       $      27,500.00
ENRON NORTH AMERICA CORP.                   FOCUS OF NEW YORK INC                  AVOIDANCE ACTION       $      25,000.00
ENRON ENGINEERING & CONSTRUCTION COMPANY    FREDERICK DUNCAN MCCAIG                AVOIDANCE ACTION       $      20,146.31
ENRON ENGINEERING & CONSTRUCTION COMPANY    FRITZ COMPANIES INC                    AVOIDANCE ACTION       $      98,603.12
ENRON ENGINEERING & CONSTRUCTION COMPANY    FRITZ COMPANIES INC                    AVOIDANCE ACTION       $     290,946.02
ENRON CORP.                                 FURNITURE MARKETING GROUP OF           AVOIDANCE ACTION       $      22,526.18
ENRON TRANSPORTATION SERVICES COMPANY       GEOCORE SERVICE, INC.                  AVOIDANCE ACTION       $      30,750.00
ENRON NORTH AMERICA CORP.                   GOLIN/HARRIS INTERNATIONAL             AVOIDANCE ACTION       $      86,515.90
ENRON CORP.                                 GOWAN INC                              AVOIDANCE ACTION       $      55,720.25
ENRON CORP.                                 HARE & COMPANY                         AVOIDANCE ACTION       $   2,015,325.94
ENRON NET WORKS L.L.C.                      HUNTER & SAGE                          AVOIDANCE ACTION       $      20,000.00
ENRON ENERGY SERVICES, INC.                 HUXTABLE & ASSOCIATES INC              AVOIDANCE ACTION       $      21,893.31
ENRON CORP.                                 IBM CORP                               AVOIDANCE ACTION       $      58,350.00
ENRON ENERGY SERVICES, INC.                 IBM CORP                               AVOIDANCE ACTION       $  16,461,442.06

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON NORTH AMERICA CORP.                   ICF CONSULTING                         AVOIDANCE ACTION       $      34,500.00
ENRON NET WORKS L.L.C.                      INTELLIGENCE PRESS INC                 AVOIDANCE ACTION       $      25,000.00
ENRON NET WORKS L.L.C.                      INTELLIGENCE PRESS INC                 AVOIDANCE ACTION       $      89,939.00
ENRON ENGINEERING & CONSTRUCTION COMPANY    INTERWORKS ENGINEERING LTD             AVOIDANCE ACTION       $     130,752.65
ENRON NORTH AMERICA CORP.                   IPC INFORMATION SYSTEMS INC            AVOIDANCE ACTION       $     133,997.25
ENRON NORTH AMERICA CORP.                   J LEE SCOGGINS                         AVOIDANCE ACTION       $      30,625.00
ENRON NORTH AMERICA CORP.                   JAGUIRE CUSTOM CONTRACTORS             AVOIDANCE ACTION       $      67,500.00
ENRON ENERGY SERVICES, INC.                 KENT DATACOMM                          AVOIDANCE ACTION       $      51,784.66
ENRON NET WORKS L.L.C.                      KENT DATACOMM                          AVOIDANCE ACTION       $     525,806.54
ENRON ENERGY SERVICES, INC.                 KEYSTONE SPECIALTY SERVICES CO         AVOIDANCE ACTION       $     264,480.68
ENRON ENGINEERING & CONSTRUCTION COMPANY    KVAERNER CONST. INT'L LTD.             AVOIDANCE ACTION       $   3,241,885.00
ENRON PROPERTY & SERVICES                   LANIER PROFESSIONAL SERVICES, INC.     AVOIDANCE ACTION       $      46,756.36
ENRON NORTH AMERICA CORP.                   LBFH INC                               AVOIDANCE ACTION       $      47,531.66
ENRON ENERGY SERVICES, INC.                 LEASENET INC                           AVOIDANCE ACTION       $      31,922.86
ENRON BROADBAND SERVICES, INC.              LUCAS GROUP                            AVOIDANCE ACTION       $      22,000.00
ENRON NORTH AMERICA CORP.                   MACRO ADVISORY SERVICES                AVOIDANCE ACTION       $     152,000.00
ENRON TRANSPORTATION SERVICES COMPANY       MANSFIELD IND.COATINGS, INC.           AVOIDANCE ACTION       $     114,299.50
ENRON CORP.                                 MARATHON COMMUNICATIONS INC            AVOIDANCE ACTION       $      36,776.19
ENRON ENGINEERING & CONSTRUCTION COMPANY    MCLEAN CARGO SPECIALISTS, INC          AVOIDANCE ACTION       $      82,500.00
ENRON NORTH AMERICA CORP.                   MIDDLEBERG EURO                        AVOIDANCE ACTION       $      44,509.67
ENRON NET WORKS L.L.C.                      MILLICAN & ASSOCIATES                  AVOIDANCE ACTION       $      61,577.72
ENRON NORTH AMERICA CORP.                   MILLICAN & ASSOCIATES                  AVOIDANCE ACTION       $      75,741.71
ENRON ENERGY SERVICES, INC.                 MOTIVATION EXCELLENCE INC              AVOIDANCE ACTION       $     192,281.28
ENRON ENERGY SERVICES, INC.                 MOTOROLA INC                           AVOIDANCE ACTION       $      22,447.50
ENRON BROADBAND SERVICES, INC.              MOUNTAIN TRAILS FOUNDATION             AVOIDANCE ACTION       $      29,200.00
ENRON NORTH AMERICA CORP.                   MPR ASSOCIATES INC                     AVOIDANCE ACTION       $     133,281.57
ENRON NORTH AMERICA CORP.                   MS LEGAL SEARCH LLC                    AVOIDANCE ACTION       $      38,750.00
ENRON CORP.                                 NATL ASSOC OF MANUFACTURERS            AVOIDANCE ACTION       $     105,000.00
ENRON NET WORKS L.L.C.                      NAVIGANT CONSULTING INC.               AVOIDANCE ACTION       $      25,205.98
ENRON TRANSPORTATION SERVICES COMPANY       NAVIGANT CONSULTING INC.               AVOIDANCE ACTION       $      21,000.00
ENRON NORTH AMERICA CORP.                   NET LOGISTIC SA DE GV                  AVOIDANCE ACTION       $      24,610.00
ENRON BROADBAND SERVICES, INC.              NETSCREEN TECHNOLOGIES INC             AVOIDANCE ACTION       $     163,279.12
ENRON BROADBAND SERVICES, INC.              NIXU OY                                AVOIDANCE ACTION       $      24,684.00

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON NORTH AMERICA CORP.                   NORSKE SYSTEMS                         AVOIDANCE ACTION       $      95,216.70
ENRON BROADBAND SERVICES, INC.              NORTH STAR NETWORK SOLUTIONS INC       AVOIDANCE ACTION       $      68,492.54
ENRON TRANSPORTATION SERVICES COMPANY       O C TANNER CO                          AVOIDANCE ACTION       $      51,497.10
ENRON ENGINEERING & CONSTRUCTION COMPANY    ONYX INDUSTRIAL SERVICES INC           AVOIDANCE ACTION       $     277,695.00
ENRON ENERGY SERVICES, INC.                 OPTIMUS SOLUTIONS LLC                  AVOIDANCE ACTION       $     196,900.00
ENRON NET WORKS L.L.C.                      OPTIMUS SOLUTIONS LLC                  AVOIDANCE ACTION       $     323,136.00
ENRON ENGINEERING & CONSTRUCTION COMPANY    ORDEAN INTL INC                        AVOIDANCE ACTION       $     145,040.35
ENRON NORTH AMERICA CORP.                   PACE GLOBAL ENERGY SERVICES            AVOIDANCE ACTION       $      80,972.09
ENRON NET WORKS L.L.C.                      PACIFIC RIM CAPITAL INC                AVOIDANCE ACTION       $      61,364.76
ENRON ENGINEERING & CONSTRUCTION COMPANY    PB POWER INC                           AVOIDANCE ACTION       $      54,893.35
ENRON NORTH AMERICA CORP.                   PB POWER INC                           AVOIDANCE ACTION       $     123,147.03
ENRON NORTH AMERICA CORP.                   PENNWELL                               AVOIDANCE ACTION       $      28,320.63
ENRON CORP.                                 PEPPERWEED CONSULTING                  AVOIDANCE ACTION       $      99,682.56
ENRON TRANSPORTATION SERVICES COMPANY       PETROLEUM HELICOPTERS, INC.            AVOIDANCE ACTION       $     135,690.96
ENRON ENGINEERING & CONSTRUCTION COMPANY    PETROTECH INC                          AVOIDANCE ACTION       $      21,132.00
ENRON ENERGY SERVICES, INC.                 PIEDMONT MAINTENANCE & SERVICES INC    AVOIDANCE ACTION       $     163,053.00
ENRON CORP.                                 QUALITY CONTAINER MAINTENANCE LP       AVOIDANCE ACTION       $      37,018.25
ENRON CORP.                                 QWEST CYBER SOLUTIONS LLC              AVOIDANCE ACTION       $      63,800.00
ENRON NORTH AMERICA CORP.                   R J BROWN DEEPWATER                    AVOIDANCE ACTION       $     333,758.36
ENRON NORTH AMERICA CORP.                   RAZORFISH                              AVOIDANCE ACTION       $     495,497.65
ENRON BROADBAND SERVICES, INC.              REALNETWORKS, INC                      AVOIDANCE ACTION       $      42,045.25
ENRON BROADBAND SERVICES, INC.              RED HAWK/CDT                           AVOIDANCE ACTION       $      70,599.18
ENRON ENERGY SERVICES, INC.                 REFRIGERATION SYSTEMS CO               AVOIDANCE ACTION       $      69,790.50
ENRON NORTH AMERICA CORP.                   REG ARCHITECTS INC                     AVOIDANCE ACTION       $      24,923.00
ENRON CORP.                                 RENTAL SYSTEMS INCORPORATED            AVOIDANCE ACTION       $      27,306.06
ENRON TRANSPORTATION SERVICES COMPANY       ROBERTS/SCHORNICK & ASSOC. INC         AVOIDANCE ACTION       $      26,848.00
ENRON NET WORKS L.L.C.                      SBC DATACOMM                           AVOIDANCE ACTION       $     277,809.26
ENRON CORP.                                 SECURITY SYSTEMS DIVISION              AVOIDANCE ACTION       $     591,992.19
ENRON ENERGY SERVICES, INC.                 SIGMA INTERNET INC                     AVOIDANCE ACTION       $      33,317.00
ENRON NET WORKS L.L.C.                      SIGMA INTERNET INC                     AVOIDANCE ACTION       $     452,962.20
ENRON NORTH AMERICA CORP.                   SIGMA INTERNET INC                     AVOIDANCE ACTION       $      23,874.00
ENRON TRANSPORTATION SERVICES COMPANY       SKINNER TANK COMPANY                   AVOIDANCE ACTION       $      59,420.00
ENRON ENERGY SERVICES, INC.                 SPECTRUM LIGHTING TECH INC             AVOIDANCE ACTION       $      51,913.45

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON CORP.                                 SPL INTEGRATED SOLUTIONS               AVOIDANCE ACTION       $      54,751.89
ENRON NORTH AMERICA CORP.                   STANCIL AND CO                         AVOIDANCE ACTION       $     161,449.76
ENRON TRANSPORTATION SERVICES COMPANY       STANDARD AUTOMATION & CONTROL          AVOIDANCE ACTION       $      50,182.20
ENRON CORP.                                 STANDARD PARKING                       AVOIDANCE ACTION       $   1,292,121.00
ENRON PROPERTY & SERVICES                   STANDARD PARKING                       AVOIDANCE ACTION       $     827,593.55
ENRON ENERGY SERVICES, INC.                 STILIAN ELECTRIC INC                   AVOIDANCE ACTION       $      63,900.00
ENRON ENERGY SERVICES, INC.                 SUN INDUSTRIES                         AVOIDANCE ACTION       $      40,921.29
ENRON ENERGY SERVICES, INC.                 TECHLITE CORP                          AVOIDANCE ACTION       $      26,342.40
ENRON ENERGY SERVICES, INC.                 TECHNOLOGY PARTNERS INC                AVOIDANCE ACTION       $     128,613.27
ENRON CORP.                                 THE ANDRE GROUP INC                    AVOIDANCE ACTION       $      28,500.00
ENRON ENERGY SERVICES, INC.                 THE ENTERPRISE CORPORATION             AVOIDANCE ACTION       $      35,042.40
ENRON TRANSPORTATION SERVICES COMPANY       THE FORUM CORPORATION                  AVOIDANCE ACTION       $      23,795.20
ENRON CORP.                                 THE HARBUS NEWS                        AVOIDANCE ACTION       $      20,150.00
ENRON NORTH AMERICA CORP.                   THE SALVAGE ASSOCIATION                AVOIDANCE ACTION       $      47,378.00
ENRON NORTH AMERICA CORP.                   THE SOCIETY OF THE PLASTICS            AVOIDANCE ACTION       $      35,000.00
ENRON NORTH AMERICA CORP.                   THE WEBER GROUP                        AVOIDANCE ACTION       $      40,000.00
ENRON BROADBAND SERVICES, INC.              THRUPOINT INC                          AVOIDANCE ACTION       $     763,050.00
ENRON NET WORKS L.L.C.                      TIDAL SOFTWARE, INC.                   AVOIDANCE ACTION       $      43,300.00
ENRON NORTH AMERICA CORP.                   TORONTO DOMINION                       AVOIDANCE ACTION       $   2,579,651.25
ENRON NORTH AMERICA CORP.                   TRELEX ASSOCIATES LTD                  AVOIDANCE ACTION       $      78,533.69
ENRON ENGINEERING & CONSTRUCTION COMPANY    UB AIR PRIVATE LIMITED                 AVOIDANCE ACTION       $      21,910.39
ENRON ENERGY SERVICES, INC.                 VALTECH TECHNOLOGIES INC               AVOIDANCE ACTION       $     368,000.00
ENRON NET WORKS L.L.C.                      VALTECH TECHNOLOGIES INC               AVOIDANCE ACTION       $     504,712.50
ENRON NORTH AMERICA CORP.                   W J MURRAY & ASSOC                     AVOIDANCE ACTION       $      20,284.21
ENRON NET WORKS L.L.C.                      WAREFORCE INC                          AVOIDANCE ACTION       $      87,854.00
ENRON NORTH AMERICA CORP.                   WASHINGTON INFORMATION GROUP LTD       AVOIDANCE ACTION       $      22,500.00
ENRON TRANSPORTATION SERVICES COMPANY       WATLEY SEED COMPANY                    AVOIDANCE ACTION       $      32,088.75
ENRON ENERGY SERVICES, INC.                 WILLIAM TRANE                          AVOIDANCE ACTION       $      39,307.70
ENRON ENGINEERING & CONSTRUCTION COMPANY    WRIGHT EXPRESS                         AVOIDANCE ACTION       $     526,741.31
ENRON BROADBAND SERVICES, INC.              AT&T                                   AVOIDANCE ACTION       $      55,895.42
ENRON CORP.                                 AT&T                                   AVOIDANCE ACTION       $     260,911.52
ENRON ENERGY SERVICES, INC.                 AT&T                                   AVOIDANCE ACTION       $     153,975.15
ENRON ENERGY SERVICES, INC.                 AT&T                                   AVOIDANCE ACTION       $     228,160.34

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON ENGINEERING & CONSTRUCTION COMPANY    AT&T                                   AVOIDANCE ACTION       $     485,840.56
ENRON NET WORKS L.L.C.                      AT&T                                   AVOIDANCE ACTION       $   2,295,031.96
ENRON CORP.                                 BOWNE BUSINESS SERVICES INC            AVOIDANCE ACTION       $   1,332,399.24
ENRON BROADBAND SERVICES, INC.              COMDISCO INC                           AVOIDANCE ACTION       $     200,004.28
ENRON CORP.                                 COMMUNICATIONS ADVISORY SERVICE        AVOIDANCE ACTION       $     236,083.43
ENRON CORP.                                 EQUISERVE                              AVOIDANCE ACTION       $      96,442.84
                                            FTV COMMUNICATIONS LLC                 AVOIDANCE ACTION       $  13,407,059.39
ENRON ENERGY SERVICES, INC.                 GE CAPITAL                             AVOIDANCE ACTION       $      73,959.70
ENRON NORTH AMERICA CORP.                   G E POWER                              AVOIDANCE ACTION       $   1,952,114.06
ENRON NET WORKS L.L.C.                      GLOBAL CROSSING                        AVOIDANCE ACTION       $     143,604.45
ENRON CORP.                                 IRON MOUNTAIN                          AVOIDANCE ACTION       $      64,806.17
ENRON PROPERTY & SERVICES                   IRON MOUNTAIN                          AVOIDANCE ACTION       $      34,667.80
ENRON BROADBAND SERVICES, INC.              LUCENT TECHNOLOGIES INC                AVOIDANCE ACTION       $     483,671.29
ENRON CORP.                                 LUCENT TECHNOLOGIES INC                AVOIDANCE ACTION       $      25,920.00
ENRON NET WORKS L.L.C.                      LUCENT TECHNOLOGIES INC                AVOIDANCE ACTION       $      43,520.00
ENRON CORP.                                 REUTERS AMERICA INC                    AVOIDANCE ACTION       $     223,487.41
ENRON METALS & COMMODITY CORP.              REUTERS AMERICA INC                    AVOIDANCE ACTION       $      24,033.92
ENRON NET WORKS L.L.C.                      REUTERS AMERICA INC                    AVOIDANCE ACTION       $      80,333.00
ENRON NET WORKS L.L.C.                      REUTERS AMERICA INC                    AVOIDANCE ACTION       $   1,102,151.51
ENRON CORP.                                 SOURCENET SOLUTIONS INC                AVOIDANCE ACTION       $     969,301.00
ENRON CORP.                                 VITRA INC                              AVOIDANCE ACTION       $     178,312.50
ENRON CORP.                                 WS BELLOWS CONSTRUCTION CORP           AVOIDANCE ACTION       $     619,826.00
ENRON ENERGY SERVICES, INC.                 APPLIED ENGINEERING SERVICES           AVOIDANCE ACTION       $      31,271.37
ENRON NET WORKS L.L.C.                      B C MASTIN CO                          AVOIDANCE ACTION       $      25,002.00
ENRON CORP.                                 CENTURY STRATEGIES, LLC                AVOIDANCE ACTION       $      60,000.00
ENRON NORTH AMERICA CORP.                   GOLDER ASSOCIATES INC.                 AVOIDANCE ACTION       $     241,358.91
ENRON CORP.                                 INNOVATIVE NETWORK SOLUTIONS           AVOIDANCE ACTION       $      29,702.40
ENRON NET WORKS L.L.C.                      INNOVATIVE NETWORK SOLUTIONS           AVOIDANCE ACTION       $     255,393.52
ENRON CORP.                                 LEHR CONSTRUCTION CORP                 AVOIDANCE ACTION       $      83,992.00
ENRON CORP.                                 LONGHORN LEASING INC                   AVOIDANCE ACTION       $      88,428.04
ENRON ENGINEERING & CONSTRUCTION COMPANY    PANALPINA C.A.                         AVOIDANCE ACTION       $      73,889.03
ENRON ENGINEERING & CONSTRUCTION COMPANY    PANALPINA INC                          AVOIDANCE ACTION       $      77,427.50
ENRON CORP.                                 POSTAGE BY PHONE SYSTEM                AVOIDANCE ACTION       $      60,000.00

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ENRON PROPERTY & SERVICES                   POSTAGE BY PHONE SYSTEM                AVOIDANCE ACTION       $      60,000.00
ENRON CORP.                                 POWER DISTRIBUTION INC                 AVOIDANCE ACTION       $      49,884.00
ENRON ENERGY SERVICES, INC.                 RETROFIT ORIGINALITY INCORPORATED      AVOIDANCE ACTION       $      48,500.00
ENRON BROADBAND SERVICES, INC.              SYMMETRICOM                            AVOIDANCE ACTION       $      45,930.49
CREDITORS' COMMITTEE ON BEHALF OF THE       MARK FREVERT                           AVOIDANCE ACTION       $      2,000,000
DEBTORS
CREDITORS' COMMITTEE ON BEHALF OF THE       REBECCA MARK                           AVOIDANCE ACTION       $      3,136,125
DEBTORS
CREDITORS' COMMITTEE ON BEHALF OF THE       VINSON & ELKINS LLP                    AVOIDANCE ACTION       $     11,242,873
DEBTORS
CREDITORS' COMMITTEE ON BEHALF OF THE       ANDREWS & KURTH LLP                    AVOIDANCE ACTION       $      5,550,805
DEBTORS
115 NE THIRD AVENUE LLC                     ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
AAF INTERNATIONAL                           NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
AALBORG INDUSTRIES INC                      NEPCO PROCUREMENT CO (ACCTG            AVOIDANCE ACTION       UNDETERMINED
                                            ENTITY 708)
                                            ENRON CORP.
ABACO MANAGEMENT CO                         INTEGRATED PROCESS                     AVOIDANCE ACTION       UNDETERMINED
                                            TECHNOLOGIES, LLC
                                            ENRON CORP.
ABB AUTOMATION INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
                                            GARDEN STATE PAPER COMPANY LLC
ABB POWER T & D CO INC                      ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
ABC ELECTRIC                                ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC
                                            ENRON CORP..
ABCO INDUSTRIES                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
AC&S INC                                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ACTION COMMUNICATIONS INC                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ADESTA COMMUNICATIONS INC                   ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP
ADR CONSULTING INC.                         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ADVANCED MOBILE POWER SYSTEMS LLC           ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON NORTH AMERICA CORP.
AEP PRO SERVICE INC                         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
AET-ADVANCED ELECTRICAL TESTING             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
AGUIRRE CONCRETE                            NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
AIR COMFORT CORP                            ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
AIR LIQUIDE AMERICA CORP                    EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
AIR POLLUTION TESTING INC                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
AIR POWER OF NEW ENGLAND                    ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
AIR PRODUCTS & CHEMICALS INC                EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
AIRDYNE INC                                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ALAN ZIPERSTEIN                             ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON CORP.
ALFA LAVAL INC                              ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
ALL CRANE OF GEORGIA INC                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO POWER PROCUREMENT COMPANY
                                            ENRON CORP.
ALLAN ELECTRIC COMPANY INC                  GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
ALLEN CONCRETE OF BLYTHEVILLE INC           NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
ALSTOM USA INC                              ENRON NET WORKS L.L.C.                 AVOIDANCE ACTION       UNDETERMINED
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON ENGINEERING & CONSTRUCTION
                                            COMPANY
                                            ENRON CORP
AMERICAN EXPRESS                            NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
AMERICAN HEATING CO                         ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP
AMERICAN SKIING CO                          ENRON ENERGY SERVICES OPERATIONS,
                                            INC.
                                            ENRON CORP
AMERICAN STEEL CO                           NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
ANDERSON WATER SYSTEM LTD                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
ANDRITZ RUTHNER INC                         GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
ANIXTER INC                                 ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP
ANSALDO COEMSA SA                           NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP
ANSALDO COEMSA SA TOTAL                                                                                   UNDETERMINED
ANTHONY THOMPSON                            ENRON ENGINEERING & CONSTRUCTION       AVOIDANCE ACTION       UNDETERMINED
                                            COMPANY
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
AQUALINE RESOURCES INC                      ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            INTEGRATED PROCESS TECHNOLOGIES, LLC
                                            ENRON CORP.
                                            ENRON ENERGY SERVICES, INC
AQUATECH INTERNATIONAL CORPORATION          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ARIZONA GLOVE & SAFETY                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
ARKLATEX TRUCK & EQUIPMENT CORP             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ARMOR GENERAL CONTRACTORS INC               INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
ARMSTRONG TRACE                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ASSET SECURITIZATION COOP                   ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
ASTEN JOHNSON                               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
ATLAS POWER INC                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ATWOOD & MORRILL CO INC                     NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
AUTODESK INC                                ENRON ASSET MANAGEMENT RESOURCES,      AVOIDANCE ACTION       UNDETERMINED
                                            INC
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
AUTOMOTIVE RENTALS INC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
AVCA CORPORATION                            ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
AVIS RENT A CAR SYSTEM INC                  NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
AVTECH, INC.                                ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
B & A REDMOND PARTNERS LTD                  ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
B & J INDUSTRIAL SUPPLY                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BAKER TANKS INC                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
BANK & OFFICE INTERIORS                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
BANK ONE                                    ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
BANNER INDUSTRIAL SUPPLY                    NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
BARNHART CRANE & RIGGING CO                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
BARR-ROSIN                                  GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
BEACH SOFTWARE                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BEAR PAW ENERGY, LLC                        ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
BEARCOM                                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BENNETT STEEL INC                           NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
BERKEL & CO                                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BFG IMMOBILIEN                              ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
BOILERMAKERS HEALTH & WELFARE FUND          ENRON POWER & INDUSTRIAL               AVOIDANCE ACTION       UNDETERMINED
                                            CONSTRUCTION COMPANY
                                            ENRON CORP.
BORDEN COUNTY                               ENRON PIPELINE SERVICES COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
BORDER STATES ELECTRIC SUPPLY               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BRACKETT GREEN USA INC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BRENNAN INDUSTRIAL CONT                     GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
BRETFORD MANUFACTURING INC                  ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
BRITISH CONSTRUCTION GRP LTD                ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
BRONCO CONSTRUCTION                         NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
BROOK ENERGY SERVICES INC                   ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
BROWN & ROOT INC                            EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
BROWN FINTUBE COMPANY                       NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
BRUNS BROS PROCESSING EQUIPMENT             ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
BULK-TAINERS CORPORATION                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BURGESS-MANNING INC.                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
BURNS DELATTE & MCCOY INC                   ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
C H MURPHY/CLARK-ULLMAN, INC                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CALVERT COMPANY                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
CALVERT WIRE & CABLE CORP                   NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
CANNON BUILDING SERVICES, INC               ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
CARNEGIE ASSOCIATES                         GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
CARTER & ASSOCIATES                         ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON ENERGY SERVICES, INC.
CASCADE MACHINERY & ELECTRIC CO             NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP
CATALYST PROCESS SPECIALISTS                ENRON METHANOL COMPANY                 AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP
CB ENGINEERING PACIFIC INC                  NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP
CED                                         NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP
CENTENNIAL BLOCK, LTD.                      ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
CENTRAL PIPE SUPPLY INC                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CHAMCO INDUSTRIES LTD                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CHICK FIL-A                                 ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
CIGSA CONSTRUCCIONES SA DE CV               ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
CILCORP                                     ENRON ENERGY SERVICES, INC.            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
CISCO SYSTEMS INC                           ENRON COMMUNICATIONS LEASING CORP.     AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP
CITY OF GARFIELD                            GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
CLARIANT CORP                               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
CLARK RELIANCE                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
CLEAN ENERGY SOLUTIONS LLC                  ENRON GLOBAL MARKETS LLC               AVOIDANCE ACTION       UNDETERMINED
                                            ENRON NORTH AMERICA CORP
COGENIX                                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
COLLINS-OLIVER INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
COLONIAL ELECTRIC SUPPLY CO                 ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP
COLUMBIA ELECTRIC SUPPLY                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
COLUMBIA LAKES                              ENRON ASSET MANAGEMENT RESOURCES,      AVOIDANCE ACTION       UNDETERMINED
                                            INC
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
COLUMBUS MACHINE &                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO POWER PROCUREMENT COMPANY
                                            ENRON CORP
COLUMBUS READY MIX                          NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP
COMFORT SYSTEMS USA                         ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP
COMMUNITY PRODUCTS LLC                      ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
COMPAGNIE GENERALE DE LOGISTIQUE-           ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP
CONCAR DETROIT ONE, LLC                     ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON PROPERTY & SERVICES
                                            ENRON CORP.
CONDEA VISTA CHEMICAL COMPANY               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
CONNECTICUT GENERAL LIFE INS CO             ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            GARDEN STATE PAPER COMPANY LLC
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
CONNELLY ABBOTT DUNN & MONROE ARCHI         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP
CONSOLIDATED ELECTRICAL                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CONSOLIDATED PIPE & SUPPLY CO INC           NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO POWER PROCUREMENT COMPANY
                                            ENRON CORP.
CONSTANTIN WALSH-LOWE LLC                   SMITH STREET LAND COMPANY              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
CONTECH TECHNICAL SERVICES CO               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CONTROL AIR CONDITIONING SRVC CORP          ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
CONTROL BUILDING SERVICES INC               ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            INTEGRATED PROCESS TECHNOLOGIES, LLC
                                            ENRON CORP.
COOPER TURBOCOMPRESSOR INC                  ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
CORESTAFF SERVICES                          ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON ENERGY SERVICES OPERATIONS,
                                            INC.
                                            ENRON NET WORKS L.L.C.
                                            ENRON NORTH AMERICA CORP.
CORPORATE BUILDERS                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CORPORATE EXPRESS                           ENRON NET WORKS L.L.C.                 AVOIDANCE ACTION       UNDETERMINED
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
COUNTY OF BERGEN                            GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
CRANE RENTAL OF ORLANDO FLORIDA             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CRESTLINE CONSTRUCTION CO LLC               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CSG SERVICES INC                            ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
CURTISS-WRIGHT FLIGHT SYSTEMS               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
CURTISS-WRIGHT FLOW CONTROL SERVICE         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CUSHMAN & WAKEFIELD INC.                    ENRON ENERGY MARKETING CORP.           AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
CUSTOM DESIGN MARKETING                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CUSTOM METALS                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CUSTOM PLAYGROUNDS DESIGNS DBA              ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON PROPERTY & SERVICES
CUSTOM POWER INC                            NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
CUSTOM STEEL SERVICES INC                   GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
CUTLER-HAMMER INC                           GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
DALE C ROSSMAN INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
DANIEL                                      EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DANIEL J SHEA                               ENRON PIPELINE SERVICES COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DANIEL MEASUREMENT & CONTROLS               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
DANIEL VALVE CO                             ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DASHIELL INCORPORATED                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
DAWSON COUNTY APPRAISAL DISTRICT            ENRON PIPELINE SERVICES COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DEA CONSTRUCTION COMPANY                    ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DEARBORN CRANE & ENGINEERING                NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DEBNER & CO                                 ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON PROPERTY & SERVICES
DEER PARK CONSTRUCTION                      EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DELTA UNIBUS CORPORATION                    NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
DEZURIK/COPES-VULCAN                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
DIXIE RENTAL AND SUPPLY                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
DOOLITTLE ERECTORS INC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
DOUGHTY BROTHERS INC.                       NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
DUAL TEMP COMPANIES                         ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
EAST OHIO MACHINERY COMPANY                 ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
EDEN BIOSCIENCE CORP                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
EDISON ASSET SECURITIZATION LLC             ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON PROPERTY & SERVICES
EDWARD'S PIPING AND MACHINERY INC           ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
ELECTRICAL CABLE SPECIALISTS INC            GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
ELLIOTT CO                                  NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ELM CREEK PROPERTY MANAGEMENT               ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON CORP.
ENERGY CAPITAL PARTNERS                     ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON CORP.
ENERGY CONCEPTS & SOLUTIONS                 ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
ENERGY INVESTMENTS                          ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
ENERGY TRANSPORTATION                       GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
ENERTECH                                    ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
ENGINEERED PROCESS SYSTEMS INC              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ENVIROGREEN INC                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ENVIRONMENTAL COMPLIANCE &                  NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ENVIRONMENTAL MANAGEMENT SRVCS INC          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ERCON INC                                   MONT BELVIEU STORAGE                   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
ERSHIGS, INC                                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO POWER PROCUREMENT COMPANY
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
ESCO                                        ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
EXPANETS INC                                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
F&M MAFCO INC                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
FBTC LEASING CORP.                          ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
FERGUSON ENTERPRISES INC.                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
FISHER CONTROLS INTL SERVICES               ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
FISHER-ROSEMOUNT SYSTEMS INC                NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
FISK ELECTRIC COMPANY                       ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON PROPERTY & SERVICES
                                            SMITH STREET LAND COMPANY
FLORIDA MAINTENANCE & CONSTRUCTION          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
FLOW-LIN CORP                               NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
FLOWSERVE CORPORATION                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
FLOWSERVE PUMPS                             NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
FNB FACTORS                                 EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
FNW PASCO                                   ENRON POWER & INDUSTRIAL               AVOIDANCE ACTION       UNDETERMINED
                                            CONSTRUCTION COMPANY
                                            ENRON CORP.
FOSTER WHEELER LIMITED                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
FT PIERCE UTILITIES AUTHORITY               ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
FURINO & SONS INC                           NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
G M MECHANICAL CORP                         INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
G.R.G. VANDERWEIL ENG., INC.                ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON CORP.
GARTNER & ASSOCIATES                        ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
GATTMAN CONSTRUCTION                        NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GE CAPITAL                                  ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            INTEGRATED PROCESS

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
                                            TECHNOLOGIES, LLC
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            NEPCO POWER PROCUREMENT COMPANY
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
GE COMMUNICATIONS INC                       NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GEA INTEGRATED COOLING TECH                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
GENSLER                                     SMITH STREET LAND COMPANY              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GEOLOGIC SERVICES CORP                      INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GLOBAL RISK STRATEGIES(BERMUDA)LTD          ENRON GLOBAL MARKETS LLC               AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GOULDS PUMPS, INC.                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
GRANITE CONSTRUCTION CO                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
GRANT WILSON                                ENRON ENGINEERING & CONSTRUCTION       AVOIDANCE ACTION       UNDETERMINED
                                            COMPANY
                                            ENRON CORP.
GREEN POWER PARTNERS                        ENRON ENERGY SERVICES, INC.            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GREGG COUNTY                                ENRON PIPELINE SERVICES COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GRINNELL FIRE PROTECTION                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
GRUBBS, HOSKYN, BARTON & WYATT              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
GUARDIAN FIRE PROTECTION                    EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
GUILD ELECTRIC                              ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
HANSON CONCRETE SOUTH CONTRAL               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HARD DRIVES NORTHWEST                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HARRIS REBAR                                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HARRISON TRANE                              INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
HATCH                                       ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
HAWS INTERNATIONAL                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HDB LTD                                     ENRON PIPELINE SERVICES COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
HENRY PRATT CO                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
HIGH PLAINS SEPTIC SERVICES INC             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HILL BROTHERS                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HINES INTEREST LIMITED                      SMITH STREET LAND COMPANY              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
HITACHI AMERICA LTD                         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HMT, INC.                                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HOBART WEST GROUP LLC                       GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
HOLTEC INTERNATIONAL                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HOOD RIVER SAND & GRAVEL                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HORIZON CONSTRUCTORS, INC                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HOUGHTON CHEMICAL                           ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
HOUSTON WIRE AND CABLE COMPANY              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
HUGH MURPHY                                 ENRON ENGINEERING & CONSTRUCTION       AVOIDANCE ACTION       UNDETERMINED
                                            COMPANY
                                            ENRON CORP.
HUNTSMAN CORPORATION                        GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
HYTORC                                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
IDYLWOOD VILLAGE APARTMENTS                 ENRON ENERGY SERVICES, INC.            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
IKON                                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
ILLINOIS BLOWER INC                         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
INDECK POWER EQUIPMENT CO                   NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
INDUSTRIAL COMMUNICATIONS                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
INDUSTRIAL MARINE SERVICE INC               INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
INDUSTRIAL MATERIAL CORP                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
INDUSTRIAL SUPPLY SOLUTIONS INC             INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
INDUSTRIAL UTILITY SALES CO INC             NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
INDUSTRICON SUPPLY LLC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
INDUSTRIES 43                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
INGERSOLL - RAND COMPANY                    INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
INGERSOLL DRESSER PUMPS                     NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
INGERSOLL-RAND AIR CENTER                   INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
INOTEK TECHNOLOGIES                         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
INSCAPE                                     ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
INSIGHT                                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
INSTROMET, INC                              NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
INSTRUMENTATION & ELECTRICAL                EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            MONT BELVIEU STORAGE
                                            ENRON CORP.
INSULATIONS INC                             NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
INTERMOUNTAIN VALVE & CONTROLS              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
INTERNATIONAL CATALYST INC                  EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
INTERNATIONAL PAINTING CORP                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
IVOR J LEE INC                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
J H KELLY LLC                               ENRON POWER & INDUSTRIAL               AVOIDANCE ACTION       UNDETERMINED
                                            CONSTRUCTION COMPANY
                                            ENRON CORP.
J SCOTT & MARY A PORTER                     ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
J. D. FIELDS & COMPANY                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
JACOBS ENGINEERING GROUPS INC               EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
JAMES B HONAN                               ENRON ENGINEERING & CONSTRUCTION       AVOIDANCE ACTION       UNDETERMINED
                                            COMPANY
                                            ENRON CORP.
JAMES INDUSTRIAL CONSTRUCTORS INC           NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
JE MERIT CONSTRUCTORS INC                   EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
JEMAL'S NANNY LLC                           ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
JERRY KELLY INC                             INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
JIM RILEY EXCAVATING                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
JOHN CRANE INC                              EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
JOHNSTON PUMP                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
JR STONES                                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
JURGENS INC DBA TAYLOR FENCE CO OF          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
KDC SYSTEMS                                 ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
KEKST & CO                                  ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
KENDALL/HEATON ASSOCIATES INC               SMITH STREET LAND COMPANY              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
KEYSPAN                                     ENRON ENERGY SERVICES, INC.            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
KEYSTONE RESORT                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
KIMERY PAINTING INC                         NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
KONECRANES AMERICA INC                      NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
KVB-ENERTEC                                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
KYOEISHA                                    ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
L & B 1775 EYE STREET INC.                  ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
LABOV MECHANICAL INC                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
LAMPSON INTERNATIONAL LTD                   ENRON POWER & INDUSTRIAL               AVOIDANCE ACTION       UNDETERMINED
                                            CONSTRUCTION COMPANY
                                            ENRON CORP.
LAND O SUN DAIRIES LLC                      ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
LANE-VALENTE INDUSTRIES INC                 INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
LAS VENTANAS AL PARAISO                     ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON NORTH AMERICA CORP.
LIBERTY SUPPLY INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
LIGHTING DYNAMICS, INC.                     ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
LIGHTING MANAGEMENT                         ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
LIGHTING TECHNOLOGY SERVICES INC            ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
LOAN CLEARING AGENCY SERVICES               ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
LOCAL 598 TRUST FUNDS                       ENRON POWER & INDUSTRIAL               AVOIDANCE ACTION       UNDETERMINED
                                            CONSTRUCTION COMPANY
                                            ENRON CORP.
LONE STAR                                   NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
                                            ENRON ENGINEERING & CONSTRUCTION       AVOIDANCE ACTION       UNDETERMINED
                                            COMPANY
LORENTZEN & WETTRE USA INC                  GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
LYNN MECHANICAL INC                         ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
M & I ELECTRIC INDUSTRIES INC               ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
MAGNOLIA STEEL                              NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
MANSFIELD INDUSTRIAL COATINGS               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
MARITIME HEALTH SVCS                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
MASS HIGH TECHNOLOGY COUNCIL                ENRON ENERGY MARKETING CORP.           AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
MATRIX SERVICE MID-CONTINENT INC            NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
MATTSCO                                     NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
MAX CONTROL SYSTEMS INC                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON ENGINEERING & CONSTRUCTION
                                            COMPANY
MCCOY INC                                   ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
MCHALE & ASSOCIATES INC                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
MCSI                                        ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
MEMPHIS FENCE CO INC                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
METHUEN CONSTRUCTION CO INC                 ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
METROPOLITAN TRANSIT AUTHORITY              ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
MID SOUTH FIRE PROTECTION INC               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
MID-ATLANTIC MECHANICAL                     INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
MIDDOUGH ASSOCIATES INC                     ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
MILAM CONSTRUCTION CO                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
MISSOURI VALLEY INC                         ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
MITSUBISHI                                  NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
                                            ENRON ENGINEERING & CONSTRUCTION
                                            COMPANY
MMC MATERIALS INC                           NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
MMR GROUP INC                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
MORGAN STANLEY                              ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON NORTH AMERICA CORP.
MP HUSKY CORP                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
NASHVILLE BOLT LLC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
NATIONAL ENERGY SERVICES                    ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
NATIONAL HVAC SERVICE                       ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
NATIONAL LIGHTING MAINTENANCE               ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
NCRC  INC                                   INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
NEPCAN ENGINEERING LTD                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
NEPTUNE CHEMICAL PUMP CO.                   NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
NES TRENCH & SHORING                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO POWER PROCUREMENT COMPANY
                                            ENRON CORP.
NEW ALBANY LIGHT & GAS WATER DEPT.          OPERATIONAL ENERGY CORP.               AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
NIENKAMPER FURNITURE &                      ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
NINYO & MOORE                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
NORTH COAST ELECTRIC COMPANY                ENRON POWER & INDUSTRIAL               AVOIDANCE ACTION       UNDETERMINED
                                            CONSTRUCTION COMPANY
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
NORTH TEXAS VALVE & FITTING CO              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
NORTHEASTERN MECHANICAL INC                 ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
NOXTECH INC                                 ENRON GLOBAL MARKETS LLC               AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
NWT INC                                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
OCE-USA, INC.                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
OILFIELD SUPPLY                             ENRON GLOBAL LNG LLC                   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
OJIBWAY, INC                                ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            SEQUOIA FINANCIAL ASSETS LLC
OMI CRANE SYSTEMS INC                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ONYX INDUSTRIAL                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
OUTLAW BROTHERS                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
OWENS CONSTRUCTION SERVICES                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
OXY VINYLS LP                               ENRON METHANOL COMPANY                 AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PACIFIC VALVES                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PACO PUMPS                                  NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
PAN OCEAN INC                               ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PAR REALTY CO                               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
PARKS METAL FABRICATORS INC                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PARSONS ENERGY & CHEMICALS GROUP            NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PARTICIPANT PROPERTIES LIMITED              ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PASCOR ATLANTIC CORPORATION                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PASSAIC VALLEY WATER COMMISSION             GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
PATCH INC                                   ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PATTERSON PUMP COMPANY                      NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
PB-KBB INC                                  ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PCE PACIFIC, INC.                           NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
PENNSYLVANIA TRANSFORMER                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PENSKE LOGISTICS                            GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
PERI FORMWORK SYSTEMS                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
PERRY EQUIPMENT CORP                        ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
PGA NATIONAL RESORT & SPA                   ENRON GLOBAL MARKETS LLC               AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PINNACLE WELDING & FABRICATION INC          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PITNEY BOWES                                ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PORT CARTERET                               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
POWELL ELECTRONIC INC                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
POWER CON MECHANICAL                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
POWER ENGINEERS INC.                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
POWER EQUIPMENT CO OF MEMPHIS               ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
PRAXAIR INC                                 EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON METHANOL COMPANY
                                            ENRON CORP.
PRECISION POWERED PRODUCTS, INC             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PRECISION ROLL GRINDERS INC                 GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
PRESENTATIONS NORTHWEST                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PRIME LUBE INC                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            ORPORATION
                                            ENRON CORP.
PRO MECHANICAL CORP                         ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
PROSPECT STEEL II CO                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PSI ENERGY INC                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            SMITH STREET LAND COMPANY
                                            ENRON CORP.
PSYCHROMETRIC SYSTEMS INC                   NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
PUBLIC SERVICE ELECTRIC AND GAS             GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
PUFFER SWEIVEN INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
PUGET SOUND ENERGY, INC.                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
RADNOR ALLOY'S INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
RAILWORKS W T BYLER                         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
RAR DEVELOPMENT ASSOC.                      GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
RASMUSSEN WIRE ROPE & RIGGING               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
REBIS                                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
REDDY ICE CORPORATION                       ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
REDMAN PIPE & SUPPLY CO                     ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
REGINALD TOWNSEND                           ENRON ENGINEERING & CONSTRUCTION       AVOIDANCE ACTION       UNDETERMINED
                                            COMPANY
                                            ENRON CORP.
REILY ELECTRICAL SUPPLY                     NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
RELIANT ENERGY                              CLINTON ENERGY MANAGEMENT SERVICES,    AVOIDANCE ACTION       UNDETERMINED
                                            INC
                                            ENRON ENERGY MARKETING CORP.
                                            ENRON ENERGY SERVICES, INC.
                                            ENRON METHANOL COMPANY
                                            ENRON PROPERTY & SERVICES
                                            MONT BELVIEU STORAGE
                                            ENRON CORP.
REXEL SOUTHERN ELECTRICAL SUPPLY            NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
REXEL SUMMERS                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
RHOADS INDUSTRIES INC                       GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
RICHARD SURREY                              ENRON ENGINEERING & CONSTRUCTION       AVOIDANCE ACTION       UNDETERMINED
                                            COMPANY
                                            ENRON CORP.
RICHARDS CO                                 GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
RIDGE CUT FARMS PARTNERSHIP                 ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
ROBERTSON-CECO CORPORATION                  NEPCO POWER PROCUREMENT COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
ROCKLAND COUNTY SOLID WASTE AUTHORI         GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
ROHM & HAAS CO                              GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
ROMAR SUPPLY                                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ROSEMOUNT INC.                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
ROSEWOOD CONTRACTING CORP/ AFC              ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
S/I NORTHCREEK II LLC                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
SALES FOCUS INC                             ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON ENERGY SERVICES, INC.
                                            ENRON CORP.
SALOMONE BROTHERS INC                       INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SAN FRANCISCO WAVE EXCHANGE LLC             ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SCHINDLER ELEVATOR CORPORATION              ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SCHMUESER & ASSOCIATES INC                  NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SCHNEIDER ELECTRIC                          NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
SCHOONOVER ELECTRIC CO INC                  GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
SCUDDER PUBLISHING GROUP                    ENRON ONLINE LLC                       AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SEFTON STEEL FABRICATORS                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SELLERS & SONS INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SENTERRA REAL ESTATE GROUP, LLC             GRAND SLAM PARKING, INC.               AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SENTRY EQUIPMENT CORP.                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
SHAMROCK CONSTRUCTORS                       NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SHAUGHNESSY & CO                            ENRON POWER & INDUSTRIAL               AVOIDANCE ACTION       UNDETERMINED
                                            CONSTRUCTION COMPANY
                                            ENRON CORP.
SHAW CONSTRUCTORS INC                       MONT BELVIEU STORAGE                   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SHAW FRONEK CO INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SHEN MILSOM & WILKE, INC.                   SMITH STREET LAND COMPANY              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SIDERCA CORP                                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SM ELECTRIC CO INC                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SMITH DOYLE CONTRACTORS INC                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SMITH PUMP COMPANY INC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SOUTHEAST PIPE FABRICATORS INC              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SOUTHERN ASSOCIATES CO                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
SOUTHWEST CARBON & ALLOY                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SOUTHWEST FASTENER                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SOUTHWEST PERFORMANCE GROUP INC             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SPALJ CONSTRUCTION CO                       ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SRIDHARON RAGHAVACHARI DBA                  ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
STADACONA                                   GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
STANLEY CONSULTANTS INC                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
STEADFAST BRIDGES                           NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
STEAM SUPPLY & RUBBER COMPANY               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
STEEL FABRICATORS OF MONROE INC             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
STEEL SERVICE CORPORATION                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
STEWART & STEVENSON SERVICES                NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
STOWE WOODWARD CO                           GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
STRAWBERY HOLDINGS INC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
STRUBLE AIR CONDITIONING                    GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
SUIZA GIL LLC                               ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
SULZER PUMPS (USA) INC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SUMITOMO CORP                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SUSAN FERNANDEZ                             ENRON PIPELINE SERVICES COMPANY        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
SYCAMORE NETWORKS                           ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON COMMUNICATIONS LEASING CORP.
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
SYMONS CORPORATION                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
SYNERGY INVESTMENT                          ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
SYNETIX                                     ENRON METHANOL COMPANY                 AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
T BAILEY INC                                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
TD INTERNATIONAL, LLC                       ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
TELLEPSEN CORP                              ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
TESLA POWER & AUTOMATION INC                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
THE BENTLEY COMPANY                         ENRON BROADBAND SERVICES, INC.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON ENERGY SERVICES NORTH
                                            AMERICA, INC.
                                            ENRON CORP.
THE BROADMOOR                               ENRON NORTH AMERICA CORP.              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
THE FOXBORO CO                              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
THE JOHNSTON DANDY CO                       GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
THE KEYSTONE CENTER                         ENRON OPERATIONS SERVICES CORP.        AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
THE SCRUGGS COMPANY                         NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
THE STELLAR GROUP                           NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
THE STONER GROUP                            NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
THE WESTAR COMPANY                          ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON CORP.
THE WHEATSTONE ENERGY GRP                   ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
THERMAL ENGINEERING INT'L                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
THERMO BLACK CLAWSON INC                    GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
THERMO PLUMBING & HEATING INC               INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
THERMO WEB SYSTEMS INC                      GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
THOMAS B CUSHING DEMOLITION                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
TIAA-780 THIRD AVENUE                       ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON PROPERTY & SERVICES
                                            ENRON CORP.
TRANE COMPANY                               ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
TRANTER PHE INC                             NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
TRESCO CONSOLES                             NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
TRI STAR INDUSTRIAL COMPANY                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
TRI-C RESOURCES                             ECT MERCHANT INVESTMENTS CORP.         AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
TRI-TECH ENERGY SERVICES INC                NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
TRIZECHAHN                                  ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
                                            ENRON ENERGY SERVICES OPERATIONS,
                                            INC.
                                            ENRON PROPERTY & SERVICES

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
TURBINE AIR SYSTEMS LTD                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
TURBO GEN CONSULTANTS INC                   GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
TWO TOWN CENTER                             ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
TYCO                                        GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
UNAFLEX                                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
UNISORB                                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            NEPCO POWER PROCUREMENT COMPANY
                                            ENRON CORP.
UNITED SCAFFOLDING INC                      NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
                                            ENRON ENGINEERING & CONSTRUCTION
                                            COMPANY
UNITED STATES FILTER                        EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
UNITED STATES TRUST CO OF NEW YORK          ENRON CORP.                            AVOIDANCE ACTION       UNDETERMINED
UNITED STEEL FABRICATORS                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
UNIVERSAL LIMITED, INC.                     NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
UNNICO                                      INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
UOP                                         EGP FUELS COMPANY                      AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
URS/DAMES & MOORE                           ENRON GLOBAL MARKETS LLC               AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
US TOOL                                     NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
VALLEY TECHNICAL SALES INC                  GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
VALMET INC                                  GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
VALMONT INDUSTRIES                          NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
VEI INC                                     ENRON ENERGY SERVICES OPERATIONS,      AVOIDANCE ACTION       UNDETERMINED
                                            INC.
                                            ENRON CORP.
VIRGINIA TRANSFORMER CORP                   NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
VOITH FABRICS                               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
VOITH SULZER PAPER TECHNOLOGY               GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
VOLKS CONSTRUCTORS DIVISION                 NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
VULCAN PERFORMANCE CHEMICALS                GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
W N COUCH INC                               NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
WA MATHERNE INDUSTRIAL SVC INC              NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
WAHLCO INC                                  NEPCO PROCUREMENT CO (ACCTG ENTITY     AVOIDANCE ACTION       UNDETERMINED
                                            708)
                                            ENRON CORP.
WALTERS WHOLESALE ELECTRIC CO               ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON ENERGY SERVICES OPERATIONS,
                                            INC.
                                            ENRON CORP.
WAREHOUSE ASSOCIATES CORPORATE              ENRON PROPERTY & SERVICES              AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
WARREN ELECTRIC GROUP                       ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
WELSBACH ELECTRIC CORP                      ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
WESCO                                       ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
WESTINGHOUSE PROCESS CTL                    NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
WHOLESALE ELECTRIC SUPPLY CO                ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            NEPCO PROCUREMENT CO (ACCTG ENTITY
                                            708)
                                            ENRON CORP.
WILSON INDUSTRIES INC                       ENRON EQUIPMENT PROCUREMENT COMPANY    AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
WIN SAM  VALLEY VIEW CENTER                 INTEGRATED PROCESS TECHNOLOGIES, LLC   AVOIDANCE ACTION       UNDETERMINED
                                            ENRON CORP.
                                            ENRON ENERGY SERVICES, INC.
WORLD WATER WORKS                           GARDEN STATE PAPER COMPANY LLC         AVOIDANCE ACTION       UNDETERMINED
WYMAN-GORDON COMPANY                        NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
XTRA LIGHT MANUFACTURING INC                ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
YARWAY CORP                                 NATIONAL ENERGY PRODUCTION             AVOIDANCE ACTION       UNDETERMINED
                                            CORPORATION
                                            ENRON CORP.
YORK INTL CORP                              ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
YORK REFRIGERATION                          ENRON ENERGY SERVICES NORTH            AVOIDANCE ACTION       UNDETERMINED
                                            AMERICA, INC.
                                            ENRON CORP.
ACCENTURE LLP                               ENRON ENERGY SERVICES OPERATIONS,      PREFERENCE ACTION           5,291,549.00
                                            INC.
                                            ENRON NET WORKS L.L.C.
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
AKIN GUMP STRAUSS HAUER & FELD LLP          ENRON GLOBAL MARKETS LLC               PREFERENCE ACTION             338,930.42

                                            ENRON NORTH AMERICA CORP.
                                            ENRON OPERATIONS SERVICES CORP.
                                            ENRON CORP.
ALSCHULER GROSSMAN STEIN & KAHAN            ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             190,091.25

                                            ENRON CORP.
AMEC E & C SERVICES INC                     ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             666,495.55

                                            GARDEN STATE PAPER COMPANY LLC
                                            ENRON CORP.
AMERICAN ARBITRATION ASSOCIATION            ENRON ENGINEERING & CONSTRUCTION       PREFERENCE ACTION              27,600.00
                                            COMPANY
                                            ENRON CORP.
ANDREWS & KURTH LLP                         EFS CONSTRUCTION MGMT SVC, INC         PREFERENCE ACTION           5,220,320.07

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
                                            ENRON ENERGY SERVICES OPERATIONS,
                                            INC.
                                            ENRON ENGINEERING & CONSTRUCTION
                                            COMPANY
                                            ENRON INDUSTRIAL MARKETS LLC
                                            ENRON PROPERTY & SERVICES
                                            ENRON MIDDLE EAST LLC
                                            ENRON BROADBAND SERVICES, INC.
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
ARNOLD & PORTER                             ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              29,881.50
                                            ENRON CORP.
BENNETT JONES LLP                           ENRON INDUSTRIAL MARKETS LLC           PREFERENCE ACTION              72,868.38
                                            ENRON CORP.
BOOZ-ALLEN & HAMILTON INC                   ENRON NET WORKS L.L.C.                 PREFERENCE ACTION             538,385.00
                                            ENRON CORP.
BRACEWELL & PATTERSON,LLP                   ENRON ENERGY SERVICES OPERATIONS,      PREFERENCE ACTION           5,046,862.67
                                            INC.
                                            ENRON ENGINEERING & CONSTRUCTION
                                            COMPANY
                                            ENRON EQUIPMENT PROCUREMENT COMPANY
                                            ENRON GLOBAL MARKETS LLC
                                            ENRON INDUSTRIAL MARKETS LLC
                                            HAWKSBILL CREEK LNG, LTD
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
BROBECK PHLEGER & HARRISON LLP              ENRON ENERGY SERVICES OPERATIONS,      PREFERENCE ACTION           2,483,734.62
                                            INC.
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CORP.
BUCHANAN INGERSOLL                          ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             179,073.15
                                            ENRON CORP.
BUCK, KEENAN & OWENS LLP                    ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              23,935.60
                                            ENRON CORP.
C W LIVINGSTON & ASSOC PC &                 ENRON CORP.                            PREFERENCE ACTION              27,000.00
CADWALADER                                  ENRON BROADBAND SERVICES, INC.         PREFERENCE ACTION             559,774.59
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CORP.
CALLENDERS & CO                             HAWKSBILL CREEK LNG, LTD               PREFERENCE ACTION             302,457.53
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
CLARK, THOMAS & WINTERS                     ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              20,646.55
                                            ENRON CORP.
CLIFFORD CHANCE                             ENRON CORP.                            PREFERENCE ACTION             236,436.27
CONNELL FOLEY LLP                           ENRON INDUSTRIAL MARKETS LLC           PREFERENCE ACTION             166,161.49
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
COURTER,KOBERT,LAUFER & COHEN               ENRON CORP.                            PREFERENCE ACTION              82,025.06
CROSBY,HEAFEY,ROACH,& MAY                   ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             178,610.14
                                            ENRON CORP.
DELOITTE & TOUCHE LLP                       ENRON ENERGY SERVICES OPERATIONS,      PREFERENCE ACTION             958,510.00
                                            INC.
                                            ENRON CORP.
ECONOMIC INSIGHT INC                        ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              59,417.12
                                            ENRON CORP.
ENVIRONMENTAL EFFECTS LP                    ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             134,955.96
                                            ENRON CORP.
ERIC W TENHUNFELD                           ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             115,410.00
                                            ENRON CORP.
FOLEY & LARDNER                             ENRON INDUSTRIAL MARKETS LLC           PREFERENCE ACTION              44,041.30
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CORP.
FOLEY HOAG & ELIOT LLP                      ENRON CORP.                            PREFERENCE ACTION              25,276.36
GALLAGHER, BOLAND, MEIBURGER                ENRON OPERATIONS SERVICES CORP.        PREFERENCE ACTION             150,000.00
                                            ENRON CORP.
GIBBS & BRUNS, L.L.P.                       ENRON NORTH AMERICA CORP.                                          1,563,349.08
                                            ENRON OPERATIONS SERVICES CORP.        PREFERENCE ACTION
                                            ENRON CORP.
GREENBERG TRAURIG                           ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             274,707.02
                                            ENRON CORP.
HAHN LOESER PARKS LLP                       ENRON CORP.                            PREFERENCE ACTION              99,901.25
JOHN L WORTHAM & SON LLP                    ENRON COMMUNICATIONS LEASING CORP.     PREFERENCE ACTION           2,051,778.07
                                            ENRON EQUIPMENT PROCUREMENT COMPANY
                                            ENRON FREIGHT MARKETS CORP.
                                            ENRON GAS LIQUIDS, INC.
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
                                            ENRON METALS & COMMODITY CORP.
                                            ENRON NORTH AMERICA CORP.
KATZ, KUTTER, HAIGLER, ALDERMAN,            ENRON CORP.                            PREFERENCE ACTION             117,910.15
KEITH & ASSOCIATES INC                      ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              70,377.37
                                            ENRON CORP.
KELLEY DRYE & WARREN LLP                    ENRON CORP.                            PREFERENCE ACTION              22,935.81
KING & SPALDING                             ENRON GLOBAL LNG LLC                   PREFERENCE ACTION             121,509.99
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CORP.
LAPOINTE ROSENSTEIN                         ENRON INDUSTRIAL MARKETS LLC           PREFERENCE ACTION              22,247.46
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
LAW OFFICES OF PAUL B MELTZER               ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              74,380.33
                                            ENRON CORP.
LEBOEUF LAMB GREENE & MACRAE LLP            ENRON ENERGY SERVICES OPERATIONS,      PREFERENCE ACTION           3,211,624.30
                                            INC.
                                            ENRON GLOBAL MARKETS LLC
                                            ENRON INDUSTRIAL MARKETS LLC
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
LEWIS, LONGMAN & WALKER PA                  CALYPSO PIPELINE, LLC                  PREFERENCE ACTION              27,758.94
                                            ENRON CORP.
LINKLATERS & ALLIANCE                       ENRON MIDDLE EAST LLC                  PREFERENCE ACTION             115,536.51
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
LOYENS & LOEFF                              ENRON GLOBAL LNG LLC                   PREFERENCE ACTION             103,794.00
                                            ENRON CORP.
LOYENS & VOLKMAARS                          ENRON CORP.                            PREFERENCE ACTION              24,800.00
MAYER, BROWN & PLATT                        ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             143,386.67
                                            ENRON CORP.
MCCUTCHEN,DOYLE,BROWN & ENERSEN             ENRON GLOBAL MARKETS LLC               PREFERENCE ACTION             580,143.06
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CORP.
MCGRATH & COMPANY                           ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              69,399.00
                                            ENRON CORP.
MCKINNEY & STRINGER                         NATIONAL ENERGY PRODUCTION             PREFERENCE ACTION              55,891.84
                                            CORPORATION
                                            ENRON CORP.
PIPER MARBURY RUDNICK & WOLFE               ENRON CORP.                            PREFERENCE ACTION              94,095.91
PORTER & HEDGES LLP                         ENRON CORP.                            PREFERENCE ACTION              24,038.02
POST KIRBY NOONAN & SWEAT LLP               ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             475,467.74
                                            ENRON CORP.
POTESTA & ASSOCIATES                        ENRON GLOBAL MARKETS LLC               PREFERENCE ACTION              22,449.29
                                            ENRON CORP.
POWELL, GOLDSTEIN, FRAZER &                 ENRON INDUSTRIAL MARKETS LLC           PREFERENCE ACTION              90,578.40
                                            ENRON CORP.
PRICEWATERHOUSECOOPERS LLP                  ENRON INDUSTRIAL MARKETS LLC           PREFERENCE ACTION           1,476,902.78
                                            ENRON NET WORKS L.L.C.
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CAPITAL & TRADE RESOURCES
                                            INTERNATIONAL CORP.
                                            ENRON CORP.
QUINN EMANUEL URQUHART OLIVER &             ENRON ENERGY SERVICES OPERATIONS,      PREFERENCE ACTION             172,017.70
                                            INC.
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
RICHARD, WAYNE AND ROBERTS                  ENRON NET WORKS L.L.C.                 PREFERENCE ACTION              30,000.00
                                            ENRON CORP.
RODEY,DICKASON,SLOAN,AKIN &                 ENRON CORP.                            PREFERENCE ACTION              59,182.08
SCHIFF HARDIN & WAITE                       ENRON ENERGY SERVICES OPERATIONS,      PREFERENCE ACTION              24,903.75
                                            INC.
                                            ENRON CORP.
SHEARMAN &  STERLING                        ENRON CORP.                            PREFERENCE ACTION              88,361.10
SHUTTS & BOWEN TRUST ACCT                   ENRON NORTH AMERICA CORP.              PREFERENCE ACTION              22,404.00
                                            ENRON CORP.
SISTEC RIGGING & MILLRIGHTS                 GARDEN STATE PAPER COMPANY LLC         PREFERENCE ACTION              56,435.64
SKADDEN, ARPS, SLATE MEAGHER &              ENRON GLOBAL LNG LLC                   PREFERENCE ACTION           1,326,193.00
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
STOEL RIVES LLP                             ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             185,140.14
                                            ENRON BROADBAND SERVICES, INC.
                                            NATIONAL ENERGY PRODUCTION
                                            CORPORATION
                                            ENRON CORP.
STRASBURGER & PRICE LLP                     ENRON OPERATIONS SERVICES CORP.        PREFERENCE ACTION              20,737.70
                                            ENRON CORP.
SULLIVAN & CROMWELL                         ENRON NORTH AMERICA CORP.              PREFERENCE ACTION             206,287.37
                                            ENRON ENERGY SERVICES OPERATIONS,
                                            INC.
                                            ENRON CORP.
                                            ENRON ENERGY SERVICES, INC.
SUSMAN GODFREY LLP                          ENRON BROADBAND SERVICES, INC.         PREFERENCE ACTION           1,114,296.83
                                            ENRON NORTH AMERICA CORP.
                                            ENRON CORP.
TAHMAH ENERGY INC                           ENRON PIPELINE SERVICES COMPANY        PREFERENCE ACTION              24,587.50
                                            ENRON NORTH AMERICA CORP.
THOMPSON & KNIGHT                           ENRON GLOBAL MARKETS LLC               PREFERENCE ACTION             130,594.70
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.
TOWERS PERRIN                               ENRON MANAGEMENT, INC.                 PREFERENCE ACTION             132,429.00
                                            ENRON CORP.
VINSON & ELKINS                             ENRON BROADBAND SERVICES, INC.         PREFERENCE ACTION          10,199,939.30
                                            ENRON INDUSTRIAL MARKETS LLC
                                            ENRON MIDDLE EAST LLC
                                            ENRON OPERATIONS SERVICES CORP.
                                            ENRON PIPELINE SERVICES COMPANY
                                            ENRON ENERGY SERVICES, INC.
                                            ENRON ENERGY SERVICES OPERATIONS,
                                            INC.
                                            ENRON CORP.
                                            ENRON NORTH AMERICA CORP.

                PLAINTIFF                                DEFENDANT                  CAUSE OF ACTION       RECOVERY SOUGHT
                ---------                                ---------                  ---------------       ---------------
WEIR INTL MINING CONSULTANTS                ENRON GLOBAL MARKETS LLC               PREFERENCE ACTION              93,480.49
                                            ENRON CORP.
WILLKIE FARR & GALLAGHER                    ENRON ENGINEERING & CONSTRUCTION       PREFERENCE ACTION              22,653.09
                                            COMPANY
                                            ENRON CORP.
ENRON CORP.                                 CREDIT SUISSE FIRST BOSTON             AVOIDANCE AND          IN EXCESS OF
                                            INTERNATIONAL                          RECOVERY ACTION        $230,000,000
                                            CREDIT SUISSE FIRST BOSTON LLC
ENRON CORP.                                 UBS AG                                 AVOIDANCE AND          IN EXCESS OF
                                            UBS WARBURG                            RECOVERY ACTION        $418,000,000
ENRON CORP                                  BEAR STEARNS INTERNATIONAL LTD.        AVOIDANCE AND          IN EXCESS OF
                                            BEAR STEARNS SECURITIES CORP.          RECOVERY ACTION        $25,000,000
ENRON NORTH AMERICA CORP.
ENRON CORP.                                 DELOITTE & TOUCHE LLP                  RECOVERY ACTION        NOT KNOWN AT THIS
                                                                                                          TIME

         6.       OTHER ACTIONS

                  The Debtors have determined that they may have certain claims or causes of action outside of bankruptcy against certain counterparties to various contracts, customers, vendors, joint ventures, or other third parties arising from the Debtors' day to day prepetition and postpetition activities.

                  The Debtors are investigating such claims and causes of action and reserve the right to institute litigation upon a determination that valid claims exist.

            APPENDIX P: CALCULATION OF DISTRIBUTIONS UNDER THE PLAN

APPENDIX P: CALCULATION OF DISTRIBUTIONS UNDER THE PLAN

A. INTRODUCTION

                  The Plan provides for distribution of Plan Currency, Litigation Trust Interests, and Special Litigation Trust Interests to holders of Allowed General Unsecured Claims. Plan Currency consists of a mixture of Creditor Cash, PGE Common Stock, CrossCountry Common Stock, and Prisma Common Stock, which will be distributed in accordance with the Plan. Based on the Debtors' current estimates of asset values and Allowed Claims, Plan Currency is expected to be approximately two-thirds in the form of Creditor Cash and approximately one-third in the form of Plan Securities.

                  Holders of Allowed Convenience Claims are entitled to receive Cash distributions in an amount equal to such Creditor's pro rata share of the Convenience Claim Distribution Percentage for the Debtor against which the Allowed Convenience Claim is held.

                  Appendix P should be read in conjunction with Appendix C, "Estimated Assets, Claims and Distributions." Appendix C provides creditors with an understanding of the different components of the 30/70 global compromise on substantive consolidation and sets forth the estimated assets and claims of each of the Debtors, as well as the estimated Creditor recoveries under the Plan. Building on this base of information in Appendix C, Appendix P attempts to help Creditors better understand the recoveries they are entitled to receive under the Plan by setting forth the estimated calculation of Plan distributions to (i) a hypothetical creditor holding various types of unsecured claims in the amount of $1,000,000 (ii) a hypothetical creditor holding various types of Convenience Claims in the amount of $50,000. All of the assumptions underlying the estimates in Appendix C apply equally to Appendix P, and are incorporated by reference. Refer to Appendix C, "Estimated Assets, Claims and Distributions," for additional information regarding these assumptions.

                  In addition, the tables below reflect the estimated number of Claims in each Class. It should also be noted that these estimates include Claims filed by agents or fiduciaries on behalf of syndicates, bondholders, and other similarly situated Creditors; therefore, these estimates may underrepresent the number of Creditors ultimately entitled to receive distributions under the Plan, to the extent applicable.

B. VARIANCE

                  The Debtors have prepared the estimated calculation of Plan distributions based on certain assumptions that they believe are reasonable under the circumstances. These assumptions are described below. The calculations have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the calculations or any ability to achieve forecasted results. Many of the assumptions underlying the calculations are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS

ACHIEVED MAY VARY FROM THESE ESTIMATED CALCULATIONS, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the estimated distributions.

                  The values set forth in this table are estimates. As such the Debtors make no guarantees regarding actual distributions. However, the values set forth for Allowed Convenience Claims accurately reflect distributions that will be made. The number of Claims shown are estimates only and may differ from the number of Claims entitled to vote in each Class. Actual values, claims, and recoveries may differ materially from these estimates.

                  If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the stock in PGE, CrossCountry and Prisma to be distributed to Creditors) ultimately varies significantly from actual results, then actual Creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors, the actual results may vary significantly. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections," and Appendix C, "Estimated Assets, Claims and Distributions," for additional information.

C. ASSUMPTIONS

                  The following are the significant assumptions and limiting conditions utilized in preparation of the estimates:

         1. To determine the number and amount of Claims that would qualify as Allowed Convenience Claims or Allowed General Unsecured Claims, the Debtors relied upon internal Claims data, estimated by using a combination of the Enron Companies' books and records, scheduled claims, filed Claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Creditor recoveries. The estimates assume that no unliquidated claims will ultimately reside in the Convenience Class. In addition, the estimates assume that no Allowed Convenience Claims will in or out of the Class.

         2. Estimated stock share counts and values are based on the assumptions included in the Disclosure Statement regarding the valuation of PGE, CrossCountry, and Prisma. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company,"
                  Section IX, "Cross Country Energy Corp.," and Section X, "Prisma Energy International Inc.," for additional information regarding the risks attendant with these entities and the industries in which they are involved.

         3. Except for the stock shares to be distributed from PGE, CrossCountry, and Prisma, it is assumed that all other assets will be converted to Cash.

         4. The estimated total Cash available for distribution was reduced as necessary to satisfy Administrative, Secured, Priority, and Convenience Class Claims.

         5. In accordance with the Plan, any holder of an Allowed General Unsecured Claim against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan. For purposes of Appendix P, it is assumed that all Creditors eligible for this option will elect to take it. Refer to Section VI.F.3., "Election to Receive Additional Cash Distributions, in Lieu of Partial Plan Securities," for additional information regarding this option.

         6. In accordance with the Plan, pursuant to the compromise and settlement set forth in the Disclosure Statement and in the TOPRS Stipulation, each holder of TOPRS may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Stock, PGE Common Stock, and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. For purposes of Appendix P, it is assumed that all holders of TOPRS will fully exercise this option. Refer to
                  Section VI.F.8., "Election of TOPRS Holders to Receive Additional Cash Distributions in Lieu of Partial Plan Securities," for additional information regarding this option.

         7. Regarding the Litigation Trust Shares and Special Litigation Trust Shares shown in Appendix P's Table of General Unsecured Claim Recoveries, allocations are based on the total estimated Claims payable to third parties, excluding those Claims not participating in the distribution of the litigation trusts. The allocations assume recovery of a Pro Rata Share of twelve million (12,000,000) Litigation Trust Interests and twelve million (12,000,000) Special Litigation Trust Interests based on a one million ($1,000,000) claim.

         8. The estimated number of Claims in each Class include Claims filed by agents or fiduciaries on behalf of syndicates, bondholders, and other similarly situated Creditors; therefore, these estimates may underrepresent the number of Creditors ultimately entitled to receive distributions under the Plan, to the extent applicable.

         9. The estimated recoveries in this Appendix assume that all Classes of Allowed Enron Guaranty Claims vote to accept the Plan, thereby entitling them to a higher recovery under the Plan. Refer to Section VI.I., "Provisions for Treatment of Enron Guaranty Claims (Class 185)," for additional information regarding the treatment of such claims.

D. SCHEDULES OF ESTIMATED RECOVERIES

APPENDIX P:  TABLE OF GENERAL UNSECURED CLAIM RECOVERIES

                                                                                       ESTIMATED COMPONENTS OF DISTRIBUTION
                                                                                         ON HYPOTHETICAL $1,000,000 CLAIM
                                                                               -----------------------------------------------------

                                                                                             PGE         PGE      PRISMA     PRISMA
                                                      CLAIM  ESTIMATED PLAN                 SHARES      SHARES    SHARES     SHARES
                DEBTOR NAME                           CLASS    RECOVERY %         CASH         #           $         #          $
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                            3           30.8%    $ 203,994     1,807    $ 36,954     1,156    $ 23,566
Enron Corp.                                               4           17.2%    $ 108,887     1,102    $ 22,528       705    $ 14,366
Enron North America                                       5           19.8%    $ 138,607     1,038    $ 21,235       664    $ 13,542
Enron Power Marketing, Inc.                               6           22.6%    $ 158,357     1,186    $ 24,261       759    $ 15,472
PBOG Corp.                                                7           75.6%    $ 501,400     4,442    $ 90,831     2,841    $ 57,924
Smith Street Land Company                                 8           13.3%    $  87,953       779    $ 15,933       498    $ 10,161
Enron Broadband Services, Inc.                            9           12.1%    $  80,405       712    $ 14,566       456    $  9,289
Enron Energy Services Operations, Inc.                   10           16.1%    $ 106,646       945    $ 19,319       604    $ 12,320
Enron Energy Marketing Corp.                             11           24.0%    $ 159,271     1,411    $ 28,853       902    $ 18,400
Enron Energy Services, Inc.                              12           19.6%    $ 130,304     1,154    $ 23,605       738    $ 15,053
Enron Energy Services LLC                                13           22.6%    $ 149,802     1,327    $ 27,137       849    $ 17,306
Enron Transportation Services Company                    14           75.7%    $ 757,166        NA          NA        NA          NA
BAM Lease Company                                        15            5.7%    $  37,911       336    $  6,868       215    $  4,380
ENA Asset Holding L. P.                                  16            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Gas Liquids, Inc.                                  17           11.2%    $  78,434       588    $ 12,016       376    $  7,663
Enron Global Markets LLC                                 18            5.7%    $  39,989       300    $  6,127       192    $  3,907
Enron Net Works LLC                                      19           14.9%    $  98,902       876    $ 17,917       560    $ 11,426
Enron Industrial Markets LLC                             20            5.7%    $  39,989       300    $  6,127       192    $  3,907
Operational Energy Corp.                                 21           15.0%    $  99,570       882    $ 18,037       564    $ 11,503
Enron Engineering & Construction Company                 22           17.1%    $ 113,726     1,007    $ 20,602       644    $ 13,138
Enron Engineering & Operational Services Company         23            5.7%    $  37,911       336    $  6,868       215    $  4,380
Garden State Paper Company, LLC                          24            5.7%    $  37,911       336    $  6,868       215    $  4,380
Palm Beach Development Company LLC                       25            5.7%    $  37,911       336    $  6,868       215    $  4,380
Tenant Services, Inc.                                    26           15.8%    $ 104,868       929    $ 18,997       594    $ 12,115
Enron Energy Information Solutions, Inc.                 27           17.7%    $ 117,303     1,039    $ 21,250       665    $ 13,551
EESO Merchant Investments, Inc.                          28           47.1%    $ 312,453     2,768    $ 56,602     1,770    $ 36,096
Enron Federal Solutions, Inc.                            29           11.8%    $  78,305       694    $ 14,185       444    $  9,046
Enron Freight Markets Corp.                              30           21.3%    $ 141,076     1,250    $ 25,556       799    $ 16,298
Enron Broadband Services LP                              31            8.9%    $  58,908       522    $ 10,671       334    $  6,805
Enron Energy Services North America, Inc.                32           12.5%    $  82,915       734    $ 15,020       470    $  9,579
Enron LNG Marketing LLC                                  33           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Calypso Pipeline LLC                                     34           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Global LNG LLC                                     35           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron International Fuel Management Company              36            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Natural Gas Marketing Corp.                        37           23.6%    $ 165,384     1,239    $ 25,338       792    $ 16,158
ENA Upstream Company LLC                                 38            5.8%    $  40,747       305    $  6,243       195    $  3,981
Enron Liquid Fuels, Inc.                                 39           10.1%    $  66,824       592    $ 12,106       379    $  7,720
Enron LNG Shipping Company                               40            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Pipeline Services Company                          41            7.6%    $  50,106       444    $  9,077       284    $  5,789
Enron Capital & Trade Resources International Corp       42           25.6%    $ 178,926     1,340    $ 27,412       857    $ 17,481
Enron Communications Leasing Corp.                       43           19.2%    $ 127,574     1,130    $ 23,111       723    $ 14,738
Enron Wind Corp.                                         44                           See Recovery Under EREC V
Enron Wind Systems, Inc.                                 45                           See Recovery Under EREC I
Enron Wind Energy Systems Corp.                          46                          See Recovery Under EREC III
Enron Wind Maintenance Corp                              47                          See Recovery Under EREC IV
Enron Wind Constructors Corp.                            48                          See Recovery Under EREC II
EREC Subsidiary I, LLC                                   49           45.5%    $ 302,023     2,675    $ 54,713     1,711    $ 34,891
EREC Subsidiary II, LLC                                  50           34.8%    $ 230,503     2,042    $ 41,757     1,306    $ 26,629
EREC Subsidiary III, LLC                                 51           62.1%    $ 411,738     3,647    $ 74,588     2,333    $ 47,566
EREC Subsidiary IV, LLC                                  52            5.7%    $  37,911       336    $  6,868       215    $  4,380
EREC Subsidiary V, LLC                                   53           40.9%    $ 271,485     2,405    $ 49,181     1,538    $ 31,363
Intratex Gas Company                                     54            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Processing Properties, Inc.                        55            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Methanol Company                                   56            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Ventures Corp.                                     57           14.7%    $  97,242       861    $ 17,616       551    $ 11,234
Enron Mauritius Company                                  58            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron India Holdings Ltd                                 59            5.7%    $  37,911       336    $  6,868       215    $  4,380
Offshore Power Production C. V.                          60           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
New Energy Trading Company                               61           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EES Service Holdings, Inc.                               62            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Wind Development Corp.                             63           75.3%    $ 499,320     4,423    $ 90,454     2,829    $ 57,684
ZWHC LLC                                                 64            5.7%    $  37,911       336    $  6,868       215    $  4,380
Zond Pacific, Inc.                                       65            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Reserve Acquisition Corp.                          66           22.8%    $ 159,459     1,195    $ 24,430       764    $ 15,579
National Energy Production Corporation                   67            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Power & Industrial Construction Company            68            5.7%    $  37,911       336    $  6,868       215    $  4,380
NEPCO Power Procurement Company                          69            5.7%    $  37,911       336    $  6,868       215    $  4,380
NEPCO Services International, Inc.                       70            5.7%    $  37,911       336    $  6,868       215    $  4,380
San Juan Gas Company, Inc.                               71            5.7%    $  37,911       336    $  6,868       215    $  4,380
EBF LLC                                                  72           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Zond Minnesota Construction Company LLC                  73            7.3%    $  48,511       430    $  8,788       275    $  5,604
Enron Fuels International Inc.                           74           20.5%    $ 136,137     1,206    $ 24,662       771    $ 15,727
E Power Holdings Corp.                                   75           46.4%    $ 307,388     2,723    $ 55,685     1,742    $ 35,511
EFS Construction Management Services, Inc.               76            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Management, Inc.                                   77           11.6%    $  77,083       683    $ 13,964       437    $  8,905
Enron Expat Services, Inc.                               78           23.6%    $ 156,661     1,388    $ 28,380       888    $ 18,098
Artemis Associates LLC                                   79           17.7%    $ 117,685     1,043    $ 21,319       667    $ 13,596
Clinton Energy Management Services, Inc.                 80           20.7%    $ 137,359     1,217    $ 24,883       778    $ 15,868
LINGTEC Constructors LP                                  81           11.0%    $  72,638       643    $ 13,159       412    $  8,391
EGS New Ventures Corp.                                   82            7.0%    $  46,182       409    $  8,366       262    $  5,335
Louisiana Gas Marketing Company                          83            8.7%    $  57,953       513    $ 10,498       328    $  6,695
Louisiana Resources Company                              84           15.9%    $ 105,742       937    $ 19,156       599    $ 12,216
LGMI,  Inc.                                              85           13.5%    $  89,301       791    $ 16,177       506    $ 10,317
LRCI, Inc.                                               86           15.2%    $ 100,850       893    $ 18,269       571    $ 11,651
Enron Communications Group, Inc.                         87            5.7%    $  37,911       336    $  6,868       215    $  4,380
EnRock Management LLC                                    88           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
ECI-Texas LP                                             89           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EnRock LP                                                90           44.4%    $ 294,410     2,608    $ 53,334     1,668    $ 34,012
ECI-Nevada Corp                                          91           23.6%    $ 156,746     1,389    $ 28,395       888    $ 18,108
Enron Alligator Alley Pipeline Company                   92            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Wind Storm Lake I LLC                              93            5.7%    $  37,911       336    $  6,868       215    $  4,380
ECT Merchant Investments Corp.                           94           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EnronOnline, LLC                                         95           16.5%    $ 109,585       971    $ 19,852       621    $ 12,660
St Charles Development Company LLC                       96            5.7%    $  37,911       336    $  6,868       215    $  4,380
Calcasieu Development Company, LLC                       97            5.7%    $  37,911       336    $  6,868       215    $  4,380
Calvert City Power I, LLC                                98            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron ACS, Inc.                                          99            5.7%    $  37,911       336    $  6,868       215    $  4,380
LOA, Inc.                                               100           39.8%    $ 263,946     2,338    $ 47,815     1,495    $ 30,492
Enron India LLC                                         101            6.9%    $  45,973       407    $  8,328       260    $  5,311
Enron International Inc                                 102            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron International Holdings Corp                       103           11.8%    $  78,111       692    $ 14,150       443    $  9,024
Enron Middle East, LLC                                  104            7.5%    $  49,903       442    $  9,040       283    $  5,765
Enron WarpSpeed Services, Inc.                          105            5.7%    $  37,911       336    $  6,868       215    $  4,380
Modulus Technologies, Inc.                              106           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009






                                                           ESTIMATED COMPONENTS OF DISTRIBUTION
                                                             ON HYPOTHETICAL $1,000,000 CLAIM
                                                      --------------------------------------------------
                                                           CROSS       CROSS                    SPECIAL
                                                          COUNTRY     COUNTRY     LIT TRUST    LIT TRUST     TOTAL       ESTIMATED
                                                           SHARES      SHARES       SHARES       SHARES    ESTIMATED       CLAIM
                DEBTOR NAME                                   #           $            #            #       $ VALUE        COUNTS
---------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                              2,168    $  43,084          252          252    $ 307,599       50-100
Enron Corp.                                                 1,322    $  26,265          252          252    $ 172,046    2000-2200
Enron North America                                         1,246    $  24,758          252          252    $ 198,143    1000-1200
Enron Power Marketing, Inc.                                 1,424    $  28,286          252          252    $ 226,375      150-200
PBOG Corp.                                                  5,330    $ 105,898          252          252    $ 756,053      5 -- 15
Smith Street Land Company                                     935    $  18,576          252          252    $ 132,623     10 -- 20
Enron Broadband Services, Inc.                                855    $  16,982          252          252    $ 121,241      150-200
Enron Energy Services Operations, Inc.                      1,134    $  22,524          252          252    $ 160,810      200-250
Enron Energy Marketing Corp.                                1,693    $  33,639          252          252    $ 240,163       50-100
Enron Energy Services, Inc.                                 1,385    $  27,521          252          252    $ 196,483      250-300
Enron Energy Services LLC                                   1,592    $  31,639          252          252    $ 225,884        15-25
Enron Transportation Services Company                          NA           NA           NA           NA    $ 757,166        15-25
BAM Lease Company                                             403    $   8,007          252          252    $  57,166     10 -- 20
ENA Asset Holding L. P.                                       403    $   8,007          252          252    $  57,166       5-- 15
Enron Gas Liquids, Inc.                                       705    $  14,010          252          252    $ 112,123       50-100
Enron Global Markets LLC                                      359    $   7,143          252          252    $  57,166        35-45
Enron Net Works LLC                                         1,051    $  20,889          252          252    $ 149,133      100-150
Enron Industrial Markets LLC                                  359    $   7,143          252          252    $  57,166        20-30
Operational Energy Corp.                                    1,058    $  21,030          252          252    $ 150,140        15-25
Enron Engineering & Construction Company                    1,209    $  24,019          252          252    $ 171,486        30-40
Enron Engineering & Operational Services Company              403    $   8,007          252          252    $  57,166      5 -- 15
Garden State Paper Company, LLC                               403    $   8,007          252          252    $  57,166      100-150
Palm Beach Development Company LLC                            403    $   8,007          252          252    $  57,166      5 -- 15
Tenant Services, Inc.                                       1,115    $  22,149          252          252    $ 158,129      5 -- 15
Enron Energy Information Solutions, Inc.                    1,247    $  24,775          252          252    $ 176,880      5 -- 15
EESO Merchant Investments, Inc.                             3,321    $  65,992          252          252    $ 471,142      5 -- 15
Enron Federal Solutions, Inc.                                 832    $  16,538          252          252    $ 118,074      5 -- 15
Enron Freight Markets Corp.                                 1,500    $  29,796          252          252    $ 212,726     10 -- 20
Enron Broadband Services LP                                   626    $  12,442          252          252    $  88,826        15-25
Enron Energy Services North America, Inc.                     881    $  17,512          252          252    $ 125,026       50-100
Enron LNG Marketing LLC                                     5,337    $ 106,054          252          252    $ 757,166      5 -- 15
Calypso Pipeline LLC                                        5,337    $ 106,054          252          252    $ 757,166     10 -- 20
Enron Global LNG LLC                                        5,337    $ 106,054          252          252    $ 757,166      5 -- 15
Enron International Fuel Management Company                   403    $   8,007          252          252    $  57,166      5 -- 15
Enron Natural Gas Marketing Corp.                           1,487    $  29,541          252          252    $ 236,420        15-25
ENA Upstream Company LLC                                      366    $   7,278          252          252    $  58,249       50-100
Enron Liquid Fuels, Inc.                                      710    $  14,114          252          252    $ 100,764        30-40
Enron LNG Shipping Company                                    403    $   8,007          252          252    $  57,166      5 -- 15
Enron Pipeline Services Company                               533    $  10,583          252          252    $  75,555        45-55
Enron Capital & Trade Resources International Corp          1,608    $  31,960          252          252    $ 255,779      150-200
Enron Communications Leasing Corp.                          1,356    $  26,944          252          252    $ 192,367     10 -- 20
Enron Wind Corp.                                                                See Recovery Under EREC V
Enron Wind Systems, Inc.                                                        See Recovery Under EREC I
Enron Wind Energy Systems Corp.                                                See Recovery Under EREC III
Enron Wind Maintenance Corp                                                     See Recovery Under EREC IV
Enron Wind Constructors Corp.                                                   See Recovery Under EREC II
EREC Subsidiary I, LLC                                      3,210    $  63,789          252          252    $ 455,415        30-50
EREC Subsidiary II, LLC                                     2,450    $  48,683          252          252    $ 347,571        15-35
EREC Subsidiary III, LLC                                    4,376    $  86,961          252          252    $ 620,853        15-35
EREC Subsidiary IV, LLC                                       403    $   8,007          252          252    $  57,166        15-35
EREC Subsidiary V, LLC                                      2,886    $  57,339          252          252    $ 409,368       40--60
Intratex Gas Company                                          403    $   8,007          252          252    $  57,166      10 --20
Enron Processing Properties, Inc.                             403    $   8,007          252          252    $  57,166      5 -- 15
Enron Methanol Company                                        403    $   8,007          252          252    $  57,166        15-25
Enron Ventures Corp.                                        1,034    $  20,538          252          252    $ 146,630      5 -- 15
Enron Mauritius Company                                       403    $   8,007          252          252    $  57,166        15-25
Enron India Holdings Ltd                                      403    $   8,007          252          252    $  57,166      10 --20
Offshore Power Production C. V.                             5,337    $ 106,054          252          252    $ 757,166      10 --20
New Energy Trading Company                                  5,337    $ 106,054          252          252    $ 757,166         0-10
EES Service Holdings, Inc.                                    403    $   8,007          252          252    $  57,166      5 -- 15
Enron Wind Development Corp.                                5,307    $ 105,459          252          252    $ 752,916      10 --20
ZWHC LLC                                                      403    $   8,007          252          252    $  57,166         0-10
Zond Pacific, Inc.                                            403    $   8,007          252          252    $  57,166         0-10
Enron Reserve Acquisition Corp.                             1,433    $  28,482          252          252    $ 227,951        15-25
National Energy Production Corporation                        403    $   8,007          252          252    $  57,166      100-150
Enron Power & Industrial Construction Company                 403    $   8,007          252          252    $  57,166        20-30
NEPCO Power Procurement Company                               403    $   8,007          252          252    $  57,166        20-30
NEPCO Services International, Inc.                            403    $   8,007          252          252    $  57,166         0-10
San Juan Gas Company, Inc.                                    403    $   8,007          252          252    $  57,166        15-25
EBF LLC                                                     5,337    $ 106,054          252          252    $ 757,166      5 -- 15
Zond Minnesota Construction Company LLC                       516    $  10,246          252          252    $  73,150         0-10
Enron Fuels International Inc.                              1,447    $  28,753          252          252    $ 205,278      5 -- 15
E Power Holdings Corp.                                      3,267    $  64,922          252          252    $ 463,505      5 -- 15
EFS Construction Management Services, Inc.                    403    $   8,007          252          252    $  57,166        25-35
Enron Management, Inc.                                        819    $  16,280          252          252    $ 116,232     10 -- 20
Enron Expat Services, Inc.                                  1,665    $  33,088          252          252    $ 236,227      5 -- 15
Artemis Associates LLC                                      1,251    $  24,856          252          252    $ 177,456      5 -- 15
Clinton Energy Management Services, Inc.                    1,460    $  29,011          252          252    $ 207,121     10 -- 20
LINGTEC Constructors LP                                       772    $  15,341          252          252    $ 109,530      5 -- 15
EGS New Ventures Corp.                                        491    $   9,754          252          252    $  69,636      5 -- 15
Louisiana Gas Marketing Company                               616    $  12,240          252          252    $  87,387      5 -- 15
Louisiana Resources Company                                 1,124    $  22,333          252          252    $ 159,446         0-10
LGMI,  Inc.                                                   949    $  18,861          252          252    $ 134,656      5 -- 15
LRCI, Inc.                                                  1,072    $  21,300          252          252    $ 152,070         0-10
Enron Communications Group, Inc.                              403    $   8,007          252          252    $  57,166         0-10
EnRock Management LLC                                       5,337    $ 106,054          252          252    $ 757,166         0-10
ECI-Texas LP                                                5,337    $ 106,054          252          252    $ 757,166         0-10
EnRock LP                                                   3,129    $  62,181          252          252    $ 443,937         0-10
ECI-Nevada Corp                                             1,666    $  33,106          252          252    $ 236,355         0-10
Enron Alligator Alley Pipeline Company                        403    $   8,007          252          252    $  57,166         0-10
Enron Wind Storm Lake I LLC                                   403    $   8,007          252          252    $  57,166         0-10
ECT Merchant Investments Corp.                              5,337    $ 106,054          252          252    $ 757,166     10 -- 20
EnronOnline, LLC                                            1,165    $  23,145          252          252    $ 165,242         0-10
St Charles Development Company LLC                            403    $   8,007          252          252    $  57,166         0-10
Calcasieu Development Company, LLC                            403    $   8,007          252          252    $  57,166         0-10
Calvert City Power I, LLC                                     403    $   8,007          252          252    $  57,166         0-10
Enron ACS, Inc.                                               403    $   8,007          252          252    $  57,166         0-10
LOA, Inc.                                                   2,806    $  55,747          252          252    $ 398,000         0-10
Enron India LLC                                               489    $   9,710          252          252    $  69,322      5 -- 15
Enron International Inc                                       403    $   8,007          252          252    $  57,166     10 -- 20
Enron International Holdings Corp                             830    $  16,497          252          252    $ 117,783         0-10
Enron Middle East, LLC                                        530    $  10,540          252          252    $  75,248      5 -- 15
Enron WarpSpeed Services, Inc.                                403    $   8,007          252          252    $  57,166         0-10
Modulus Technologies, Inc.                                  5,337    $ 106,054          252          252    $ 757,166         0-10

                                                                                       ESTIMATED COMPONENTS OF DISTRIBUTION
                                                                                         ON HYPOTHETICAL $1,000,000 CLAIM
                                                                               -----------------------------------------------------

                                                                                             PGE         PGE      PRISMA     PRISMA
                                                      CLAIM  ESTIMATED PLAN                 SHARES      SHARES    SHARES     SHARES
                DEBTOR NAME                           CLASS    RECOVERY %         CASH         #           $         #          $
------------------------------------------------------------------------------------------------------------------------------------
Enron Telecommunications, Inc.                          107            5.7%    $  37,911       336    $  6,868       215    $  4,380
DataSystems Group, Inc.                                 108            5.7%    $  37,911       336    $  6,868       215    $  4,380
Risk Management & Trading Corp.                         109           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Omicron Enterprises, Inc.                               110            5.7%    $  37,911       336    $  6,868       215    $  4,380
EFS I, Inc.                                             111           54.9%    $ 364,086     3,225    $ 65,956     2,063    $ 42,061
EFS II, Inc.                                            112            5.7%    $  37,911       336    $  6,868       215    $  4,380
EFS III, Inc.                                           113           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EFS V, Inc.                                             114           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EFS VI, LP                                              115           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EFS VII, Inc.                                           116            5.7%    $  37,911       336    $  6,868       215    $  4,380
EFS IX, Inc.                                            117           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EFS X, Inc.                                             118            5.7%    $  37,911       336    $  6,868       215    $  4,380
EFS XI, Inc.                                            119            5.9%    $  39,041       346    $  7,072       221    $  4,510
EFS XII, Inc.                                           120            9.4%    $  62,564       554    $ 11,334       354    $  7,228
EFS XV, Inc.                                            121            5.7%    $  37,911       336    $  6,868       215    $  4,380
EFS XVII, Inc.                                          122           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Jovinole Associates                                     123            5.7%    $  37,911       336    $  6,868       215    $  4,380
EFS Holdings, Inc.                                      124           18.5%    $ 122,560     1,086    $ 22,202       694    $ 14,159
Enron Operations Services Corp.                         125           21.7%    $ 143,970     1,275    $ 26,081       816    $ 16,632
Green Power Partners I, LLC                             126           48.4%    $ 321,049     2,844    $ 58,159     1,819    $ 37,089
TLS Investors, LLC                                      127           24.3%    $ 161,103     1,427    $ 29,184       913    $ 18,611
ECT Securities Limited Partnership                      128            9.6%    $  63,654       564    $ 11,531       361    $  7,354
ECT Securities LP Corp.                                 129            5.7%    $  37,911       336    $  6,868       215    $  4,380
ECT Securities GP Corp.                                 130            5.7%    $  37,911       336    $  6,868       215    $  4,380
KUCC Cleburne, LLC                                      131            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron International Asset Management Corp               132           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Brazil Power Holdings XI, Ltd                     133            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Holding Company, LLC                              134           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Development Management, Ltd                       135           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron International Korea Holdings Corp.                136           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Caribe VI Holdings, Ltd.                          137            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron International Asia Corp                           138           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Brazil Power Investments XI, Ltd                  139            5.7%    $  37,911       336    $  6,868       215    $  4,380
Paulista Electrical Distribution, LLC                   140            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Pipeline Construction Services Company            141           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Pipeline Services Company                         142            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Trailblazer Pipeline Company                      143           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Liquid Services Corp.                             144           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Machine and Mechanical Services, Inc.             145            8.1%    $  53,421       473    $  9,678       303    $  6,172
Enron Commercial Finance Ltd                            146           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Permian Gathering, Inc.                           147           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Transwestern Gathering Company                          148           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Gathering Company                                 149           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
EGP Fuels Company                                       150            5.8%    $  38,519       341    $  6,978       218    $  4,450
Enron Asset Management Resources, Inc.                  151            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Brazil Power Holdings I, Ltd.                     152           21.8%    $ 144,870     1,283    $ 26,244       821    $ 16,736
Enron do Brazil Holdings Ltd.                           153           11.9%    $  79,060       700    $ 14,322       448    $  9,133
Enron Wind Storm Lake II LLC                            154            5.7%    $  37,911       336    $  6,868       215    $  4,380
Enron Renewable Energy Corp.                            155            9.4%    $  62,558       554    $ 11,333       354    $  7,227
Enron Acquisition III Corp.                             156           21.0%    $ 138,939     1,231    $ 25,169       787    $ 16,051
Enron Wind Lake Benton, LLC                             157           27.4%    $ 181,599     1,609    $ 32,897     1,029    $ 20,979
Superior Construction Company                           158           19.7%    $ 130,490     1,156    $ 23,639       739    $ 15,075
EFS IV, Inc.                                            159           27.2%    $ 180,672     1,600    $ 32,730     1,024    $ 20,872
EFS VIII, Inc.                                          160           42.8%    $ 283,962     2,515    $ 51,441     1,609    $ 32,805
EFS XIII, Inc.                                          161           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Credit, Inc.                                      162            9.7%    $  64,099       568    $ 11,612       363    $  7,405
Enron Power Corp.                                       163           31.2%    $ 207,195     1,835    $ 37,534     1,174    $ 23,936
Richmond Power Enterprise, LP                           164            5.7%    $  37,911       336    $  6,868       215    $  4,380
ECT Strategic Value Corp.                               165           12.7%    $  84,260       746    $ 15,264       477    $  9,734
Enron Development Funding, Ltd.                         166           20.1%    $ 133,129     1,179    $ 24,117       754    $ 15,380
Atlantic Commercial Finance, Inc.                       167           13.6%    $  90,038       798    $ 16,311       510    $ 10,402
The Protane Corporation                                 168           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Asia Pacific/ Africa/ China LLC                   169           33.0%    $ 219,011     1,940    $ 39,675     1,241    $ 25,301
Enron Development Corp.                                 170           17.6%    $ 116,404     1,031    $ 21,087       660    $ 13,448
ET Power 3 LLC                                          171           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Nowa Sarzyna Holding, B.V.                              172           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron South America LLC                                 173           25.7%    $ 170,734     1,512    $ 30,929       967    $ 19,724
Enron Global Power & Pipelines, LLC                     174           56.2%    $ 372,669     3,301    $ 67,511     2,111    $ 43,053
Cabazon Power Partners, LLC                             175           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Cabazon Holdings, LLC                                   176           75.7%    $ 502,138     4,448    $ 90,964     2,845    $ 58,009
Enron Caribbean Basin LLC                               177           16.4%    $ 108,592       962    $ 19,672       615    $ 12,545
Victory Garden Power Partners I LLC                     178            5.7%    $  37,911       336    $  6,868       215    $  4,380
Oswego CoGen Company, LLC                               179            8.4%    $  55,819       494    $ 10,112       316    $  6,448
Enron Equipment Procurement Company                     180           19.0%    $ 125,912     1,115    $ 22,810       713    $ 14,546
Portland General Holdings, Inc.                         181           54.8%    $ 548,016        NA          NA        NA          NA
Portland Transition Company, Inc.                       182            0.0%    $       -        NA          NA        NA          NA
Enron Corp. Subordinated claims                         183            0.0%    $       -         0    $      -         0    $      -
Enron Corp. TOPrS Subordinated claims                   184            0.0%    $       -         0    $      -         0    $      -
Enron Corp. Guaranty                                    185           14.3%    $  95,142       843    $ 17,235       539    $ 10,991
Enron Wind Company Guaranty                             186           38.1%    $ 252,530     2,237    $ 45,747     1,431    $ 29,173
Enron North America Guaranty                            187           17.0%    $ 112,449       996    $ 20,371       637    $ 12,991
American Commercial Finance, Inc. Guaranty              188           10.7%    $  71,082       630    $ 12,877       403    $  8,212
Enron Power Corp. Guaranty                              189           28.4%    $ 188,239     1,667    $ 34,100     1,067    $ 21,746

                                                           ESTIMATED COMPONENTS OF DISTRIBUTION
                                                               ON HYPOTHETICAL $1,000,000 CLAIM
                                                      --------------------------------------------------
                                                           CROSS       CROSS                    SPECIAL
                                                          COUNTRY     COUNTRY     LIT TRUST    LIT TRUST     TOTAL       ESTIMATED
                                                           SHARES      SHARES       SHARES       SHARES    ESTIMATED       CLAIM
                DEBTOR NAME                                   #           $            #            #       $ VALUE        COUNTS
---------------------------------------------------------------------------------------------------------------------
Enron Telecommunications, Inc.                                403    $   8,007          252          252    $  57,166         0-10
DataSystems Group, Inc.                                       403    $   8,007          252          252    $  57,166         0-10
Risk Management & Trading Corp.                             5,337    $ 106,054          252          252    $ 757,166        30-40
Omicron Enterprises, Inc.                                     403    $   8,007          252          252    $  57,166         0-10
EFS I, Inc.                                                 3,870    $  76,897          252          252    $ 549,000         0-10
EFS II, Inc.                                                  403    $   8,007          252          252    $  57,166         0-10
EFS III, Inc.                                               5,337    $ 106,054          252          252    $ 757,166         0-10
EFS V, Inc.                                                 5,337    $ 106,054          252          252    $ 757,166         0-10
EFS VI, LP                                                  5,337    $ 106,054          252          252    $ 757,166         0-10
EFS VII, Inc.                                                 403    $   8,007          252          252    $  57,166         0-10
EFS IX, Inc.                                                5,337    $ 106,054          252          252    $ 757,166         0-10
EFS X, Inc.                                                   403    $   8,007          252          252    $  57,166         5-15
EFS XI, Inc.                                                  415    $   8,246          252          252    $  58,870        10-20
EFS XII, Inc.                                                 665    $  13,214          252          252    $  94,339         0-10
EFS XV, Inc.                                                  403    $   8,007          252          252    $  57,166         0-10
EFS XVII, Inc.                                              5,337    $ 106,054          252          252    $ 757,166         0-10
Jovinole Associates                                           403    $   8,007          252          252    $  57,166         0-10
EFS Holdings, Inc.                                          1,303    $  25,885          252          252    $ 184,807         0-10
Enron Operations Services Corp.                             1,530    $  30,407          252          252    $ 217,090         5-15
Green Power Partners I, LLC                                 3,413    $  67,807          252          252    $ 484,105         5-15
TLS Investors, LLC                                          1,712    $  34,026          252          252    $ 242,924         0-10
ECT Securities Limited Partnership                            677    $  13,444          252          252    $  95,983         0-10
ECT Securities LP Corp.                                       403    $   8,007          252          252    $  57,166         0-10
ECT Securities GP Corp.                                       403    $   8,007          252          252    $  57,166         0-10
KUCC Cleburne, LLC                                            403    $   8,007          252          252    $  57,166         5-15
Enron International Asset Management Corp                   5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Brazil Power Holdings XI, Ltd                           403    $   8,007          252          252    $  57,166         0-10
Enron Holding Company, LLC                                  5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Development Management, Ltd                           5,337    $ 106,054          252          252    $ 757,166         0-10
Enron International Korea Holdings Corp.                    5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Caribe VI Holdings, Ltd.                                403    $   8,007          252          252    $  57,166         0-10
Enron International Asia Corp                               5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Brazil Power Investments XI, Ltd                        403    $   8,007          252          252    $  57,166         0-10
Paulista Electrical Distribution, LLC                         403    $   8,007          252          252    $  57,166         0-10
Enron Pipeline Construction Services Company                5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Pipeline Services Company                               403    $   8,007          252          252    $  57,166         5-15
Enron Trailblazer Pipeline Company                          5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Liquid Services Corp.                                 5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Machine and Mechanical Services, Inc.                   568    $  11,283          252          252    $  80,553         0-10
Enron Commercial Finance Ltd                                5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Permian Gathering, Inc.                               5,337    $ 106,054          252          252    $ 757,166         0-10
Transwestern Gathering Company                              5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Gathering Company                                     5,337    $ 106,054          252          252    $ 757,166         0-10
EGP Fuels Company                                             409    $   8,135          252          252    $  58,082         0-10
Enron Asset Management Resources, Inc.                        403    $   8,007          252          252    $  57,166         0-10
Enron Brazil Power Holdings I, Ltd.                         1,540    $  30,597          252          252    $ 218,448         5-15
Enron do Brazil Holdings Ltd.                                 840    $  16,698          252          252    $ 119,214         5-15
Enron Wind Storm Lake II LLC                                  403    $   8,007          252          252    $  57,166         5-15
Enron Renewable Energy Corp.                                  665    $  13,213          252          252    $  94,330         0-10
Enron Acquisition III Corp.                                 1,477    $  29,345          252          252    $ 209,504         0-10
Enron Wind Lake Benton, LLC                                 1,930    $  38,355          252          252    $ 273,830         0-10
Superior Construction Company                               1,387    $  27,560          252          252    $ 196,764         5-15
EFS IV, Inc.                                                1,920    $  38,159          252          252    $ 272,433        20-30
EFS VIII, Inc.                                              3,018    $  59,974          252          252    $ 428,181       50-100
EFS XIII, Inc.                                              5,337    $ 106,054          252          252    $ 757,166         5-15
Enron Credit, Inc.                                            681    $  13,538          252          252    $  96,653         0-10
Enron Power Corp.                                           2,202    $  43,761          252          252    $ 312,426         5-15
Richmond Power Enterprise, LP                                 403    $   8,007          252          252    $  57,166         0-10
ECT Strategic Value Corp.                                     896    $  17,796          252          252    $ 127,055         0-10
Enron Development Funding, Ltd.                             1,415    $  28,118          252          252    $ 200,744        25-35
Atlantic Commercial Finance, Inc.                             957    $  19,016          252          252    $ 135,766        15-25
The Protane Corporation                                     5,337    $ 106,054          252          252    $ 757,166         5-15
Enron Asia Pacific/ Africa/ China LLC                       2,328    $  46,256          252          252    $ 330,243        10-20
Enron Development Corp.                                     1,237    $  24,585          252          252    $ 175,523         5-15
ET Power 3 LLC                                              5,337    $ 106,054          252          252    $ 757,166         0-10
Nowa Sarzyna Holding, B.V.                                  5,337    $ 106,054          252          252    $ 757,166         0-10
Enron South America LLC                                     1,815    $  36,060          252          252    $ 257,448        15-25
Enron Global Power & Pipelines, LLC                         3,961    $  78,710          252          252    $ 561,942         0-10
Cabazon Power Partners, LLC                                 5,337    $ 106,054          252          252    $ 757,166         0-10
Cabazon Holdings, LLC                                       5,337    $ 106,054          252          252    $ 757,166         0-10
Enron Caribbean Basin LLC                                   1,154    $  22,935          252          252    $ 163,744        15-25
Victory Garden Power Partners I LLC                           403    $   8,007          252          252    $  57,166         0-10
Oswego CoGen Company, LLC                                     593    $  11,789          252          252    $  84,168         0-10
Enron Equipment Procurement Company                         1,338    $  26,593          252          252    $ 189,861         0-10
Portland General Holdings, Inc.                                NA           NA           NA           NA    $ 548,016         0-10
Portland Transition Company, Inc.                              NA           NA           NA           NA    $       -         0-10
Enron Corp. Subordinated claims                                 0    $       -            -            -    $       -         0-10
Enron Corp. TOPrS Subordinated claims                           0    $       -            -            -    $       -         0-10
Enron Corp. Guaranty                                        1,011    $  20,095           NA           NA    $ 143,463         0-10
Enron Wind Company Guaranty                                 2,684    $  53,336           NA           NA    $ 380,786         0-10
Enron North America Guaranty                                1,195    $  23,750           NA           NA    $ 169,560         0-10
American Commercial Finance, Inc. Guaranty                    756    $  15,013           NA           NA    $ 107,183         0-10
Enron Power Corp. Guaranty                                  2,001    $  39,757           NA           NA    $ 283,843         0-10

                         APPENDIX Q: SUBORDINATED CLAIMS

APPENDIX Q:

A. INTRODUCTION

                  The following Appendices reflect Claims that the Debtors have identified as contractually subordinated, Claims that the Debtors are seeking to subordinate through adversary or other proceedings and other potentially subordinated Claims. Appendix Q-1 sets forth Claims that the Debtors have identified as contractually subordinated or potential contractu. Appendices Q-2 and Q-3 set forth Claims that the Debtors are seeking or could potentially seek to subordinate pursuant to sections 510(b) and 510(c) of the Bankruptcy Code, respectively. Appendix Q-4 sets forth Claims that the Debtors have identified as potentially subordinated penalty claims.

                  As the Debtors continue their diligence efforts, the Debtors may identify additional Claims not reflected herein that they may seek to subordinate. Additionally, the Debtors may determine that the identified Claims may not be subject to subordination. Accordingly, the Debtors reserve the right to amend these Appendices. The Debtors also reserve the right to object to, or seek only partial subordination of, any of the Claims listed herein. As a result, certain Claims may either be disallowed by the Bankruptcy Court or partially subordinated. The Debtors make no representations regarding whether the Claim amounts represented herein will be allowed or subordinated, in whole or in part, by the Bankruptcy Court and therefore the amounts identified below are subject to change.

                  Refer to Appendix C, Section C. 39 for a description of the treatment of subordinated Claims under the Plan.

                                    Q, Page 1

APPENDIX Q-1: CONTRACTUALLY SUBORDINATED CLAIMS

                  This Appendix lists Claims that the Debtors have preliminarily identified as contractually subordinated Claims. The following contractually subordinated Claims have been identified in Exhibit C to the Plan as an Allowed Enron Subordinated Claim.

                                                                               AMOUNT OUTSTANDING
                INSTRUMENT/CUSIP OR ISIN                         AS OF THE INITIAL PETITION DATE (UNLESS OTHERWISE
                                                                                    NOTED)
6.75% Senior Subordinate Debentures due 07/01/05                                 $164,123,200
8.25% Senior Subordinate Debentures due 09/15/12                                 $104,563,109
7.75% Subordinated Debentures due 2016                                           $184,275,878
7.75% Subordinated Debentures due 2016, Series II                                $138,218,479
Subordinated Guaranty of 7.75% Debentures due 2016                               $29,483,978
Subordinated Guaranty of 7.75% Debentures due 2016                               $29,483,978
Subordinated Guaranty of 7.75% Debentures due 2016 Series II                     $22,118,048
Subordinated Guaranty of 7.75% Debentures due 2016 Series II                     $22,118,048

                  The Debtors reviewed the Claims database and determined that the Claims listed below are subordinated pursuant to certain debt or preferred equity agreements. Some of these Claims were filed against "unknown" Debtors. For purposes of calculating recovery percentages, such Claims have been treated as if they were filed against ENE. The Debtors have not objected to certain of these Claims, but reserve the right to do so.

                  Refer to Appendix C, Section C. 39 for a description of the treatment of subordinated Claims under the Plan.

                    CLAIMANT NAME           CLAIM #                 CLAIMED DEBTOR
ALICE WILLIAMSON WHELESS FAMILY             1931000         ENRON CORP.
ANGLION F RONALD                             679000         UNKNOWN
ARTHUR C. NICHOLS                           2151100         ENRON CORP.
AUDREA HASSE IRA                            2046800         UNKNOWN
BANK OF NEW YORK                            1080400         ENRON CORP.
BERNER. MILDRED                              546300         ENRON CORP.
BETTY JEAN RENTH TRUST                      1716500         ENRON CORP.
BLATT MARILYN                                766600         UNKNOWN
BONACCI, ROBERT E.                          2073000         UNKNOWN
BRADLEY, DUNSTAN                            2260500         ENRON CORP.
BRITTAIN, JAMES J.                          2097600         ENRON CORP.
BRUCE, ERIC A.                              1579300         UNKNOWN
BRUCE, ERIC A.                              1579000         UNKNOWN
BRUCE, ERIC A. CUST FOR                     2425200         ENRON CORP.
BUSCHER, MARTA S.                            940200         ENRON CORP.
CAROLYN J. KRAFT                            1900300         ENRON CORP.
CARSON, JAMES S. TTEE                        574600         ENRON CORP.
CHARLES A. WEISS                            1377700         ENRON CORP.
COHEN, CAROLYN TTEE- COHEN, BEN             2132400         ENRON CORP.
CRIVELLO, R.J.                               701000         UNKNOWN
DAVIS BERT                                  2040800         UNKNOWN
DAVIS, PHILIP A. & MARTHA L.                1720500         ENRON CORP.
DC JACKSON & NORMA K. JACKSON                738900         UNKNOWN
DENNIS M. ROLF                              2149600         ENRON CORP.
DOLINSKY ROSLYN & MERYL S.                   576400         ENRON CORP.
DONALD OVERHOLT                              632300         ENRON CORP.
DONALD SHEARER IRA                          1833200         UNKNOWN
DONNELL C. FLOM                             2132800         ENRON CORP.
EDWARD H. & ALICE 0. WARDELL                1608100         ENRON CORP.
EGGEN, ALVIN E.                              775100         UNKNOWN
ESCOTT, CHARLOTTE                           2192900         ENRON CORP.
ESTATE OF ELLIOTT CAGE, JR.                 1047300         ENRON CORP.
FARRAGE, GEORGE J                           2142900         ENRON CORP.
FELTHOUSEN, ROBERT                          1985600         ENRON CORP.
FERGUSON, FRANK                             2238900         ENRON CORP.
FRANCIS I-I. BRUNE (IRA>                    2004700         ENRON CORP.
GLENN G. HALL                               2023200         ENRON CORP.
HALL, CARLA L.                              2023100         ENRON CORP.
HAYES, DONNA M.                             1830400         ENRON CORP.
HELEN SOPER IRA                             1959000         ENRON CORP.

                                  Q-1, Page 1

                    CLAIMANT NAME           CLAIM #                 CLAIMED DEBTOR
HELEN SOPER TRUST                           1958900         ENRON CORP.
HENDRICKS, THOMAS MATTHEW IRA               1704700         ENRON CORP.
HERRING, SHARON & ROGER L                   2008800         UNKNOWN
HUTCHINSON C PETER                           767400         ENRON CORP.
INEZ & DANIEL BEXTERMUELLER                  711400         UNKNOWN
INGRID H. NICHOLS                           2053200         ENRON CORP.
JOHN V. HUNTER                               684400         UNKNOWN
JUDY R. BERKSHIRE (IRA)                      679500         ENRON CORP.
KATZMAN, MICHAEL& MELISSA                   1809500         UNKNOWN
KIRK D. ECKERT                              1377400         ENRON CORP.
KOOPMANN, JAMES A. & DORIS M.               1576900         ENRON CORP.
KUEPER, BARBARA A.                          1580100         ENRON CORP.
LEATRICE M. HALLEEN                         2149900         ENRON CORP.
LEONARD TERRY                               2004100         ENRON CORP.
LEWELLEN, ROBERT M.                          520100         ENRON CORP.
LOPEZ, FAE JUDITH                           2131200         ENRON CORP.
LOPEZ, MARIO W.                             2128000         ENRON CORP.
MARGIE N. KENKEL                             913000         ENRON CORP.
MARIE & GERALD T. BEQUETTE                  1377800         ENRON CORP.
MARK BROWN-DONNA JORGENSEN BROWN            2110900         ENRON CORP.
MARTHA D. KUBITSCHEK                        2052600         UNKNOWN
MATTLEY, DEE R.                             1530500         ENRON CORP.
MENGEDOHT, DOROTHY                          1705100         ENRON CORP.
MEREDITH SMITH                              2098600         ENRON CORP.
MICHAEL & AVIGAIL KATZMAN                   1809200         UNKNOWN
MICHAEL & JEFFREY KATZMAN                   1809300         UNKNOWN
MICHELE O'KEEFE                             1802100         ENRON CORP.
MILLS, JOHN C. & MARY JANE                   553000         ENRON CORP.
MLPFS AS CUST. FBO IRRA                     2291100         ENRON CORP.
MOCKEL OTTO B.                              1782800         ENRON CORP.
MOLANDER JENNIE                             2064500         UNKNOWN
NATIONAL CITY BANK                          1379500         ENRON CORP.
NEUMANN, RUTH M.                             752200         ENRON CORP.
OVERHOLT, DONALD                             632200         ENRON CORP.
OVERHOLT, DONALD R.                          632100         ENRON CORP.
PARISH, GERALD A.                           1681500         ENRON CORP.
PASZKIEWIC, RALPH E.                        2120800         ENRON CORP.
PAULINE A. DEMORY                           1948100         UNKNOWN
PERRY, JAY C.                                518300         UNKNOWN
PINS, THOMAS A., IRA                        1577100         ENRONCORP.
PREGLER, DANIEL M &                         1577700         ENRON CORP.
RACHEL KATZMAN                              1809100         ENRON CORP.
RHEA, GLADYS                                1849400         ENRON CORP.
ROSE M. BRUNE                               2005300         ENRON CORP.
SAGE, HAROLD E.                             1747100         ENRON CORP.
SCHMIDT, ELTON T.                           2143500         ENRON CORP.
SEWELL, DOUGLAS, THOMAS & ANNE              2273500         UNKNOWN
SPRATT STEVE                                1637100         ENRON CORP.
STAVER, DONALD J.                           1901500         ENRON CORP.
STEPHEN C. METLER                           2083400         ENRON CORP.
STRICKLAN, CHARLENE TTEE                     806900         ENRON CORP.
STRICKLAN, JOHN E. CHARLENE R.               806800         ENRON CORP.
SYLVEST, W.R. BRONIS                        2063300         UNKNOWN
TESSENDORF, SUSAN (IRA)                     1746500         ENRON CORP.
THAYER, DORIS & RICHARD                     2080000         UNKNOWN
TOULA N. BUESKING                            913100         ENRON CORP.
VAIRA I ANGLIM                               707400         UNKNOWN
VIGNA, LEROY H. & JUNE C.                    601100         ENRON CORP.
WALTER ECKERT                               1377600         ENRON CORP.
WARRN SOUNDER                               2129400         ENRON CORP.
WILLIAM D. JEFFERSON                        1376700         UNKNOWN
WIRTH, STEPHAHA                             1557600         ENRON CORP.

                                  Q-1, Page 2

APPENDIX Q-2: CLAIMS SUBORDINATED UNDER SECTION 510(B)

                  The Debtors have reviewed the Claims and the Debtors' books and records, and have determined that certain Claims are based on (i) the claimant's purported status as owner of shares of the Debtors' stock and (ii) alleged damages arising from the purchase or sale of securities. These Claims may be subject to subordination pursuant to section 510(b) of the Bankruptcy Code.

                  As of November 7, 2003, the Debtors have filed two omnibus objections seeking subordination of certain of the Claims listed herein. (Refer to Docket No. 12789 and Docket No. 14086 of the Chapter 11 Cases for further information regarding the Debtors' objections.) On November 7, 2003, the Bankruptcy Court entered an order subordinating 1,099 of these Claims. (Refer to Docket No. 14046 of the Chapter 11 Cases for information regarding the order.) The Debtors are seeking an order subordinating an additional 35 of these Claims. The hearing is currently scheduled on December 15, 2003.

                  The Debtors reserve the right to seek to subordinate any additional Claims pursuant to section 510(b) of the Bankrutpcy Code.

                                  Q-2, Page 1

APPENDIX Q-3:  CLAIMS SUBORDINATED UNDER SECTION 510(C)

                  This Appendix lists Claims that the Debtors have identified as potentially subordinated pursuant to section 510(c) of the Bankruptcy Code. Certain of the Claims listed below were filed by named defendants in the adversary complaint styled, Enron Corp. and Enron North America Corp. v. Citigroup, Inc., et al., (Adv. No. 03-09266, U.S. Bankruptcy Court, Southern District of New York, Manhattan Division). Certain of the other Claims were filed by financial institutions on behalf of parties named in the aforementioned lawsuit. The Debtors have sought to have certain of these Claims subordinated and reserve the right to seek to have the remaining Claims subordinated. The Debtors also reserve the right to amend the aforementioned lawsuit to include additional parties as necessary.

                  Section 22.13(b) of the Plan provides that, in the event that a compromise and settlement of a Litigation Trust Claim or a Final Order with respect to a Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, for purposes of computing amounts of distributions, (i) such Claim shall be deemed allowed in the amount determined by the Bankruptcy Court by Final Order, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Litigation Trust; (iii) the Disbursing Agent shall make distributions with respect to such Allowed Claims to the Litigation Trust and (iv) such defendant shall not be entitled to receive distributions from the Litigation Trust on account thereof.

                    CLAIMANT NAME                                  CLAIMED DEBTOR
BANK OF NEW YORK. AS INDENTURE TRUSTEE                  ENA
BANK OF NEW YORK, AS INDENTURE TRUSTEE                  ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC                                       ENRON CORP.
BARCLAYS BANK PLC, AS AGENT                             ENRON CORP.
BESSON TRUST C/O WILMINGTON TRUST COMPANY, AS TRUSTEE   ENRON CORP.
BESSON TRUST C/O WILMINGTON TRUST COMPANY, AS TRUSTEE   ENA
BARCLAYS BANK PLC, AS ADMIN. AGENT                      ENRON CORP.
CANADIAN IMPERIAL BANK OF COMMERCE                      ENA
CANADIAN IMPERIAL BANK OF COMMERCE                      ENRON CORP.
CANADIAN IMPERIAL BANK OF COMMERCE, AS AGENT            ENRON CORP.
CANADIAN IMPERIAL BANK OF COMMERCE, AS AGENT            ENA
CIBC INC.                                               ENRON CORP.
CIBC INC.                                               ENRON CORP.
CIBC INC.                                               ENRON CORP.
CIBC INC.                                               ENA
CIBCINC.                                                ENRONCORP.
CIBC WORLD MARKETS CORP.                                ENRON CORP.
CIBC WORLD MARKETS CORP.                                ENRON CORP.
CIBC WORLD MARKETS PLC                                  ENRON CORP.
CIBC WORLD MARKETS PLC                                  ENRON CORP.
CIBC WORLD MARKETS PLC                                  ENRON CORP.
CIBC WORLD MARKETS PLC                                  ENRON CORP.
CIBC WORLD MARKETS PLC                                  ENRON CORP.
CANADIAN IMPERIAL BANK OF COMMERCE                      ENA
CANADIAN IMPERIAL BANK OF COMMERCE                      ENRON CORP.
CITIBANK, N.A., AS COLLATERAL TRUSTEE                   ENRON CORP.
CITIGROUP INC.                                          ENRON CORP.
CITIGROUP INC.                                          ENA

                                  Q-4, Page 1

                    CLAIMANT NAME                                  CLAIMED DEBTOR
CITIBANK USA, N.A.                                      ENRON CORP.
CITIBANK USA, N.A.                                      ENRON CORP.
CITIBANK, N.A.                                          ENRON CORP.
CITIBANK, N.A.                                          ENRON CORP.
SALOMON SMITH BARNEY, INC.                              ENRON CORP.
CITICORP VENDOR FINANCE INC.                            ENRON CORP.
CITICORP VENDOR FINANCE INC.                            ENRON CORP.
CITICORP VENDOR FINANCE INC., AS ASSIGNEE               ENRON CORP.
CITICORP VENDOR FINANCE INC., AS ASSIGNEE               ENRON CORP.
CITICORP VENDOR FINANCE INC., AS ASSIGNEE               ENRON CORP.
CITIGROUP INC.                                          ENA
CITIGROUP INC.                                          ENA
CITIGROUP INC.                                          ENA
CITIGROUP INC.                                          ENRON CORP.
CITIBANK, N.A., AS SECURITIES INTERMEDIARY              ENRON CORP.
CITIBANK, N.A.                                          ENRON CORP.
CITIBANK, N.A.                                          ENA
CITIBANK, N.A.                                          ENRON CORP.
CITIBANK, N.A.                                          ENA
CITIBANK, N.A.                                          ENRON CORP.
CITIBANK, N.A.                                          ENRON CORP.
CITIBANK, N.A.                                          ENRON CORP.
CITIBANK, N.A., AS AGENT                                ENRON CORP.
CITICORP NORTH AMERICA, INC.                            ENRON CORP.
CITICORP NORTH AMERICA, INC., AS AGENT AND COLLATERAL   ENRON CORP.
PONDEROSA ASSETS L.P C/O CITIBANK, N.A.                 ENA
PONDEROSA ASSETS L.P C/O CITIBANK, N.A.                 ENRON CORP.
SUNDANCE ASSETS C/O CITIBANK, N.A.                      ENRON CORP.
CITIBANK, N.A.                                          ENRON CORP.
CITIBANK, N.A.                                          ENA
CITIBANK, N.A.                                          ENA
DEUTSCHE BANK LUXEMBOURG S.A.                           ENRON CORP.
DEUTSCHE BANK LUXEMBOURG S.A.                           ENRON CORP.
DEUTSCHE BANK LUXEMBOURG S.A.                           ENA
DEUTSCHE BANK LUXEMBOURG S.A.                           ENRON CORP.
DEUTSCHE BANK SECURITIES, INC.                          ENA
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENA
DEUTSCHE BANK TRUST CORPORATION                         ENA
DEUTSCHE BANK TRUST CORPORATION                         ENRON CORP.
DEUTSCHE BANK SECURITIES, INC.                          ENRON CORP.
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENRON CORP.
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENRON CORP.
DEUTSCHE TRUSTEE COMPANY LIMITED                        ENRON CORP.
DEUTSCHE TRUSTEE COMPANY LIMITED, AS TRUSTEE            ENRON CORP.
DEUTSCHE TRUSTEE COMPANY LIMITED, AS TRUSTEE            ENRON CORP.
DEUTSCHE BANK SECURITIES, NC.                           ENRON CORP.
DEUTSCHE BANK SECURITIES, INC.                          ENRON CORP.
DEUTSCHE BANK LUXEMBOURG S.A.                           ENA
BANKERS TRUST INTERNATIONAL PLC                         ENA
BANKERS TRUST INTERNATIONAL PLC                         ENRON CORP.
BANKERS TRUST NEW YORK CORP.                            ENRON CORP.
BANKERS TRUST NEW YORK CORP.                            ENA
DEUTSCHE BANK AG                                        Et'4RON CORP.
DEUTSCHE BANK AG                                        ENRON CORP.
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENRON CORP.
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENA
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENRON CORP.
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENRON CORP.
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENRON CORP.
DEUTSCHE BANK TRUST COMPANY AMERICAS                    ENA
DEUTSCHE BANK TRUST COMPANY DELAWARE                    ENRON CORP.
DEUTSCHE BANKAG                                         ENA
DEUTSCHE BANK SECURITIES, INC.                          ENA
DEUTSCHE BANK AG                                        ENRON CORP.
DEUTSCHE BANK AG                                        ENRON CORP.
DEUTSCHE BANK AG                                        ENRON CORP.
DEUTSCHE BANK SECURITIES, INC.                          ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK, AS DIRECTED TRUSTEE               ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENA

                                   Q-3, Page 2

                    CLAIMANT NAME                                  CLAIMED DEBTOR
JP MORGAN CHASE BANK, AS CO-ADMIN AGENT                 ENRON CORP.
JP MORGAN CHASE BANK, AS DIRECTED TRUSTEE               UNKNOWN
JP MORGAN CHASE BANK, AS TRUSTEE                        ENRON CORP.
JP MORGAN CHASE BANK, AS TRUSTEE                        ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK, AS DIRECTED TRUSTEE               ENRON CORP.
CONTINENTAL CASUALTY CO/NATIONAL                        ENRON CORP.
FEDERAL INSURANCE COMPANY                               ENRON CORP.
FEDERAL INSURANCE COMPANY                               ENA
FEDERAL INSURANCE COMPANY                               ENA
FIREMAN'S FUND INSURANCE COMPANY                        ENRON CORP.
FIREMAN'S FUND INSURANCE COMPANY                        ENA
HARTFORD FIRE INSURANCE COMPANY                         ENRON CORP.
HARTFORD FIRE INSURANCE COMPANY                         ENA
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ERA
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK, ADMIN. AGENT                      ENRON CORP.
JP MORGAN CHASE BANK, AS ADMIN. AGENT                   ENRON CORP.
JP MORGAN CHASE BANK, AS ADMIN. AGENT                   ENRON CORP.
JP MORGAN CHASE BANK, AS COLLATERAL AGENT               ENA
JP MORGAN CHASE BANK, AS COLLATERAL AGENT               ENRON CORP.
JP MORGAN CHASE BANK, AS COLLATERAL AGENT               ENRON CORP.
JP MORGAN CHASE BANK, AS COLLATERAL AGENT               ENA
JP MORGAN CHASE BANK, AS COLLATERAL AGENT               ENRON CORP.
LUMBERMENS MUTUAL CASUALTY COMPANY                      ENRON CORP.
LUMBERMENS MUTUAL CASUALTY COMPANY                      ENA
SAFECO INSURANCE COMPANY OF                             ENA
SAFECO INSURANCE COMPANY OF AMERICA                     ENRON CORP.
ST. PAUL FIRE AND MARINE INSURANCE                      ENA
TRAVELERS CASUALTY & SECURITY                           ENA
TRAVELERS CASUALTY & SURETY COMPANY                     ENRON CORP.
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENA
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
JP MORGAN CHASE BANK                                    ENRON CORP.
MERRILL LYNCH JAPAN SECURITIES                          ENRON CORP.
MERRILL LYNCH & CO., INC.                               ENRON CORP.
MERRILL LYNCH CAPITAL SERVICES, INC.                    ENA
MERRILL LYNCH, PIERCE,FENNER & SMITH INCORPORATED       ENA
MERRILL LYNCH, PIERCE,FENNER & SMITH INCORPORATED       ENA
MERRILL LYNCH, PIERCE,FENNER & SMITH INCORPORATED       ENA
MERRILL LYNCH CAPITAL SERVICES, INC.                    ENRON CORP.
MERRILL LYNCH. PIERCE,FENNER & SMITH INCORPORATED       ENRON CORP.
MERRILL LYNCH, PIERCE,FENNER & SMITH INCORPORATED       ENRON CORP.
MERRILL LYNCH, PIERCE,FENNER & SMITH INCORPORATED       ENRON CORP.

                                  Q-3, Page 3

APPENDIX Q-4:  SUBORDINATED PENALTY CLAIMS

                  This Appendix lists Claims that the Debtors have preliminarily identified as potential subordinated penalty Claims. These Claims were filed by governmental, regulatory or taxing authorities. The Debtors reserve the right to identify additional potential subordintated penalty claims. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy code, the Claims listed below are subordinated to General Unsecured Claims. Therefore, the Debtors reserve the right to seek to have these Claims subordinated.

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
Bill Lockyer, Attorney General, Oakland, CA            12172                 ENA
Bill Lockyer, Attorney General, Oakland, CA            12173                 ENE
Bill Lockyer, Attorney General, Oakland, CA            12174                 EPMI
Bill Lockyer, Attorney General, Oakland, CA            12254                 EES, LLC
Bill Lockyer, Attorney General, Oakland, CA            12255                 EESI
Bill Lockyer, Attorney General, Oakland, CA            12256                 EEMC
Bill Lockyer, Attorney General, Oakland, CA            12257                 EESO
Borrego Water District                                 12234                 ENA
California Department of Water Resources               12495                 EESI
California Department of Water Resources               12497                 EPMI
California Department of Water Resources               12498                 ENA
California Department of Water Resources               12500                 ENE
California Energy Commission (CEC)                     12460                 EREC Sub V
California Energy Commission (CEC)                     12464                 EREC Sub III
California Energy Commission (CEC)                     12465                 EREC Sub II
California Energy Commission (CEC)                     12466                 EREC Sub I
California Energy Commission (CEC)                     12470                 EWES
California Energy Commission (CEC)                     12474                 EWSI
California Energy Commission (CEC)                     12479                 EWC
California Energy Commission (CEC)                     12480                 ENE
California Energy Commission (CEC)                     21124                 EREC Sub IV
Citizens of the State of Washington, ex rel.           18502                 ENE
Christine Gregoire, AG
Equal Employment Opportunity Commission                20797                 EPC Estate Services, Inc.
                                                                             (f/k/a NEPCO)
Fallbrook Public Utility District                      12233                 ENA
Federal Railroad Administration                        20106                 Enron Clean Fuels Company
New Jersey Bureau of Securities                        8703                  ENE
Padre Dam Municipal Water District                     12232                 ENA
Public Utilities Commission of Texas                   16153                 EPMI
Public Utility District no. 1 of Snohomish County      12784                 ENE
Public Utility District no. 1 of Snohomish County      12785                 EPMI
Ramona Municipal Water District                        12235                 ENA
Stanislaus County Department of Environmental          9016                  EBS
Resources
State of New Jersey (Department of Labor, Division     3034                  EEMC
of Employer Accounts)
The Oregon Department of Justice                       12949                 ENE

                                  Q-4, Page 1

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
U.S. Customs Service                                   17040                 EMCC
U.S. Securities and Exchange Commission                22352                 ENE
Valley Center Municipal Water District                 12231                 ENA
Vista Irrigation District                              12236                 ENA
Yuima Municipal Water District                         12237                 ENA
Aldine Independent School District                     2527                  ENE
Aldine ISD                                             3752                  ENE
Arizona Department of Revenue                          358                   ENE
Arkansas Department of Environmental Quality           3215                  EBF LLC
Arkansas Dept. of Finance & Administration             15039                 ENE
Bart Hartman, San Diego Tax Collector                  5914                  GSP
Bexar County                                           2472                  ENE
Blaine County                                          3306                  EBS, L.P.
Calcasieu Parish School Board                          4408                  EBS, Inc.
City & County of San Francisco                         3255                  Enron Marketing Corp. (PG&E
                                                                             Energy Services)
City & County of San Francisco                         3256                  ENA
City & County of San Francisco                         3257                  Bentley Engineering Co. (EESNA)
City and County of Denver/Treasury                     1124                  VARIOUS
City of Aspermont, Aspermont Independent School        3013                  ENE
District
City of Kansas City, Missouri, Revenue Division        2619                  EESNA
City of Laredo, TX                                     4745                  EMCC
City of Memphis                                        11751                 EBS
City of Midland, Midland County Hospital District,     2644                  ENE
Midland ISD, Midland County Junior College District
City of Pasadena                                       5769                  EEMC
City of Pittsburgh                                     21136                 EESI
City of Vallejo                                        4358                  EEMC
City of Vallejo                                        21967                 EEMC
Collector of Revenue - City of New Orleans             6274                  EBS
Collector of Revenue, City of New Orleans              8013                  ECLC
Colorado Department of Revenue                         22179                 EESNA
Commission of Revenue for the Commonwealth of          5479                  EESI
Massachusetts
Commissioner of Revenue for the Commonwealth of        2905                  NEPCO
Massachusetts
Commissioner of Revenue of the State of Tennessee      1015                  ENE
Commissioner of Revenue, State of Tennessee            4027                  ENE
Commonwealth of Kentucky Revenue Cabinet               21186                 ENE
Commonwealth of Kentucky Revenue Cabinet               21215                 ENE
Commonwealth of Puerto Rico                            11679                 ENE
Connecticut Department of Revenue Services             2568                  EESI
Connecticut Department of Revenue Services             4047                  EESI
Connecticut Department of Revenue Services             22046                 EESI

                                  Q-3, Page 2

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
County of Crockett                                     5148                  ENE
Cowlitz County                                         4096                  ENE/EBS
Crosby Independent School District                     2412                  ENE
Cypress-Fairbanks ISD                                  38                    ENE
Cypress-Fairbanks ISD                                  39                    ENE
Cypress-Fairbanks ISD                                  7024                  ENE
Dallas County                                          1536                  ENE
Dallas County                                          21151                 ENE
Dayton ISD                                             5820                  EBS
Deer Park ISD                                          14                    ENE
Deer Park ISD                                          32                    ENE
Deer Park ISD                                          2164                  Enron Methanol Company
Department of Finance city of Tacoma                   1087                  EPMI
Department of Labor and Industries                     4707                  NEPCO
Department of Labor and Industries (Washington)        21350                 NEPCO
Department of Revenue/State of Florida                 2208                  EESO
Department of Revenue/State of Florida                 3364                  EESO
Department of Revenue/State of Florida                 3365                  ECLC
Department of Revenue/State of Florida                 4059                  ECLC
Department of Revenue/State of Florida                 16982                 ECLC
Department of Revenue/State of Florida                 16983                 EESO
Department of Revenue/State of Florida                 22118                 ECLC
Devers ISD                                             5807                  ENE
Director of Taxation, Kansas Department of Revenue     17999                 ENE
Ellis County                                           2126                  ENE
Elmore County                                          3359                  EBS, Inc.
Elmore County                                          3616                  EBS
Gooding County                                         4219                  ENE
Government of the District of Columbia, Office of      5862                  ENE
Tax and Revenue
Gwinnett County Tax Commissioner                       21555                 EES
Hawaii State Tax Collector                             21921                 Zond Pacific LLC
Iberville Parish                                       3105                  ENE
Illinois Department of Revenue                         1314                  ENE
Illinois Department of Revenue                         1631                  ECLC
Illinois Department of Revenue                         2150                  EGLI
Indiana Department of Revenue                          544                   ENE
Indiana Department of Revenue                          1689                  ENE
Irving ISD                                             5752                  ENE
Irving ISD                                             6007                  ENE
Jesse White, Secretary of State, Dept. of Business     3213                  EEMC
Services, IL
Joe G. Tedder, Tax Collector (Bartow, FL)              769                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              770                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              773                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              775                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              776                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              777                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              778                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              779                   ENE

                                  Q-3, Page 3

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
Joe G. Tedder, Tax Collector (Bartow, FL)              780                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              781                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              782                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              783                   ENE
Joe G. Tedder, Tax Collector (Bartow, FL)              784                   ENE
King County Treasury Operations                        2267                  ENE
Lincoln County                                         4425                  EBS, Inc.
Los Angeles County Treasurer and Tax Collector         8046                  EEIS
Louisiana Department of Revenue                        2694                  EPSC
Louisiana Department of Revenue                        2718                  NEPCO
Louisiana Department of Revenue                        3205                  Enron Equipment Procurement
                                                                             Company
Louisiana Department of Revenue                        16991                 ERAC
Massachusetts Department of Revenue, Litigation        678                   ENE
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        679                   EBS
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        686                   EEMC (PG&E Energy Services
Bureau, Bankruptcy                                                           Corporation)
Massachusetts Department of Revenue, Litigation        720                   EESO
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2096                  EPIC
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2117                  EEMC (PG&E Energy Services
Bureau, Bankruptcy                                                           Corporation)
Massachusetts Department of Revenue, Litigation        2118                  EESO
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2119                  EBS
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2120                  ENA
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2860                  ENE
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2861                  EESO
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2863                  ENA
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2864                  EBS
Bureau, Bankruptcy
Massachusetts Department of Revenue, Litigation        2865                  EEMC (& PG&E Energy Services
Bureau, Bankruptcy                                                           Corporation
Massachusetts Department of Revenue, Litigation        2909                  EECC
Bureau, Bankruptcy
McLennan County                                        1987                  ENE
Midland County                                         11534                 ENE
Minidoka County Tax Collector                          3713                  EBS, Inc.
Mississippi State Tax Commission                       7038                  ENE
Mississippi State Tax Commission                                             ENE
Mississippi State Tax Commission                       15055                 ENE
Missouri Department of Revenue                         785                   EBS
Missouri Department of Revenue                         787                   EEMC
Missouri Department of Revenue                         1284                  OEC

                                   Q-3, Page 4

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
Missouri Department of Revenue                         1721                  EBS Inc.
Missouri Department of Revenue                         1722                  EBS Inc.
Missouri Department of Revenue                         1726                  EESI
Missouri Department of Revenue                         1796                  EESI
Missouri Department of Revenue                         1833                  EBS
Missouri Department of Revenue                         1921                  ECLC
Missouri Department of Revenue                         1978                  ECLC
Missouri Department of Revenue                         2009                  EESO
Missouri Department of Revenue                         2654                  EESI
Missouri Department of Revenue                         2655                  ECLC
Missouri Department of Revenue                         2656                  EESO
Missouri Department of Revenue                         2657                  OEC
Missouri Department of Revenue                         2658                  OEC
Missouri Department of Revenue                         7095                  EBS
Missouri Department of Revenue                         7157                  EIM
Mitchell County                                        4035                  ENE
New York State Department of Taxation and Finance      1                     EGLI
New York State Department of Taxation and Finance      2                     ENA
New York State Department of Taxation and Finance      3                     EESI
New York State Department of Taxation and Finance      6                     EMCC
New York State Department of Taxation and Finance      7                     EBS
New York State Department of Taxation and Finance      8                     EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance      232                   EESI
New York State Department of Taxation and Finance      237                   EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance      238                   EESI
New York State Department of Taxation and Finance      535                   EESI
New York State Department of Taxation and Finance      541                   EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance      571                   ENE
New York State Department of Taxation and Finance      659                   OEC
New York State Department of Taxation and Finance      664                   GSP
New York State Department of Taxation and Finance      723                   EMCC
New York State Department of Taxation and Finance      725                   GSP
New York State Department of Taxation and Finance      726                   EESO
New York State Department of Taxation and Finance      933                   EESI
New York State Department of Taxation and Finance      936                   ENA

                                  Q-3, Page 5

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
New York State Department of Taxation and Finance      1055                  EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance      1383                  EIM, LLC
New York State Department of Taxation and Finance      1704                  EESI
New York State Department of Taxation and Finance      1778                  Omnicomp Inc.
New York State Department of Taxation and Finance      1794                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance      1838                  EBS
New York State Department of Taxation and Finance      1849                  ENE
New York State Department of Taxation and Finance      1959                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance      1959                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance      2097                  EESI
New York State Department of Taxation and Finance      2248                  EEMC (& PG&E Energy Services)
New York State Department of Taxation and Finance      2270                  EBS L.P.
New York State Department of Taxation and Finance      2324                  EESO
New York State Department of Taxation and Finance      2761                  EESI
New York State Department of Taxation and Finance      2762                  EESO
New York State Department of Taxation and Finance      2763                  EEMC & PG&E Energy Services
New York State Department of Taxation and Finance      4033                  EGLI
New York State Department of Taxation and Finance      4527                  EBS, L.P.
New York State Department of Taxation and Finance      4557                  ENA
New York State Department of Taxation and Finance      4710                  OEC
New York State Department of Taxation and Finance      6477                  ENE
New York State Department of Taxation and Finance      6478                  ELFI
New York State Department of Taxation and Finance      15518                 EPMI
New York State Department of Taxation and Finance      15519                 EESI
New York State Department of Taxation and Finance      21361                 Servico New York, Inc.
New York State Department of Taxation and Finance      21557                 ENA

                                  Q-3, Page 6

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
New York State Department of Taxation and Finance      21558                 EPMI
New York State Department of Taxation and Finance      22085                 EBS, L.P.
New York State Department of Taxation and Finance      22176                 EESO
North Dakota Office of State Tax Commissioner          643                   ENE
North Forest ISD                                       33                    ENE
North Forest ISD                                       34                    ENE
Nueces County                                          1986                  ENE
Office of State Tax Commission (ND)                    7018                  ENE
Oklahoma Tax Commission                                1981                  EEMC (PG&E Energy Services
                                                                             Corporation)
Oklahoma Tax Commission                                2216                  ERAC
Oklahoma Tax Commission                                2354                  ENE
Oklahoma Tax Commission                                2510                  ECLC
Pennsylvania Department of Revenue                     1935                  ENA
Pennsylvania Department of Revenue                     1936                  EPMI
Pennsylvania Department of Revenue                     1938                  EESO
Pennsylvania Department of Revenue                     1939                  EEMC
Pennsylvania Department of Revenue                     1942                  Enron Freight Markets Corp.
Pennsylvania Department of Revenue                     1944                  Enron Net Works LLC
Pennsylvania Department of Revenue                     1946                  EESI
Pennsylvania Department of Revenue                     2276                  ENA
Pennsylvania Department of Revenue                     2582                  EESI
Pennsylvania Department of Revenue                     3407                  EPIC
Pennsylvania Department of Revenue                     3408                  ECLC
Pennsylvania Department of Revenue                     3410                  EESI
Pennsylvania Department of Revenue                     4769                  EESI
Pennsylvania Department of Revenue                     2471                  EPMI
Pennsylvania Department of Revenue                     3502                  EPMI
Pennsylvania Department of Revenue                     2580                  ENE
Pennsylvania Department of Revenue                     3405                  ENE
Pennsylvania Department of Revenue                     8075                  ENE
Pennsylvania Department of Revenue                     3406                  NEPCO
Pennsylvania Department of Revenue                     4711                  NEPCO
Pennsylvania Department of Revenue                     20648                 ENE
Pennsylvania Department of Revenue                     21183                 EEMC
Power County                                           4177                  ENE
S.C. Department of Revenue                             4061                  ENE
Salt Lake County Treasurer                             8019                  ENE
Sedgwick County                                        20300                 ENE
Sheldon Independent School District                    7275                  EBS
Sherman County Appraisal District; Stratford           18359                 ECLC
Independent School District, Stratford Hospital
District, North Plains Water District
Sherman County Tax Collector                           18395                 ECLC
State of - Department of Revenue                       1759                  EESO
State of Florida - Department of Revenue               2217                  Enron Transportation Services
                                                                             Company

State of Florida - Department of Revenue               2238                  EESO
State of Florida - Department of Revenue               2373                  NEPCO

                                  Q-3, Page 7

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
State of Florida - Department of Revenue               3366                  ECLC
State of Georgia Department of Revenue                 1452                  ENE
State of Georgia Department of Revenue                 1453                  EBS, Inc.
State of Georgia Department of Revenue                 1455                  EESI
State of Georgia Department of Revenue                 1456                  EESO
State of Georgia Department of Revenue                 1457                  EGLI
State of Iowa                                          2138                  EOSC
State of Iowa                                          2295                  EOSC
State of Iowa                                          4801                  NNG
State of Louisiana Department of Revenue               2252                  ECLC
State of Maryland, Comptroller of Maryland             1732                  EESI
State of Maryland, Comptroller of Maryland             5395                  ENE
State of Michigan Department of Treasury               21356                 NEPCO
State of Michigan Department of Treasury, Revenue      11723                 EESO
Division
State of Michigan, Department of Treasury,             11688                 EESI
Collections Division
State of Michigan, Department of Treasury,             13228                 EEMC
Collections Division
State of Michigan, Department of Treasury,             13241                 EGLI
Collections Division
State of Michigan, Department of Treasury,             13243                 EEMC
Collections Division
State of Michigan, Department of Treasury, Revenue     123                   EESI
Division
State of Michigan, Department of Treasury, Revenue     2211                  EWS, Inc.
Division
State of Michigan, Department of Treasury, Revenue     3462                  NEPCO
Division
State of Michigan, Department of Treasury, Revenue     22250                 EESI
Division
State of Minnesota, Department of Revenue              9106                  ENE
State of Nevada Department of Taxation - Revenue       2183                  ENE (Enron Communications)
division
State of Nevada Department of Taxation - Revenue       2184                  ENE (FTV Communications LLC)
division
State of New Mexico Taxation and Revenue Department    22094                 ERAC
State of New Mexico, Taxation and Revenue Department   2251                  ENE
State of New Mexico, Taxation and Revenue Department   2300                  ENE
State of New Mexico, Taxation and Revenue Department   17519                 EESI, ENA, ENE
State of Oregon                                        21285                 ENA
State of Oregon                                        21286                 EBS
State of Tennessee - Revenue                           20865                 OEC
State of Washington, Department of Revenue             3338                  ECLC
State of Wisconsin                                     4395                  EES, Inc.
State of Wisconsin                                     4396                  EPIC
State Tax Assessor for the Bureau of Revenue           1308                  EESI
Services (Maine)
State Tax Assessor for the Bureau of                   2095                  EESI

                                  Q-3, Page 8

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
Revenue Services (Maine)
State Tax Assessor for the Bureau of Revenue           2418                  EESI
Services (Maine)
Stonewall County, Stonewall County Hospital            3032                  ENE
Summit County Treasurer                                4803                  Enron Communications - EBS
Summit County Treasurer                                4804                  Enron Communications - EBS
Summit County Treasurer                                4805                  Enron Communications - EBS
Summit County Treasurer                                4806                  Enron Communications - EBS
Summit County Treasurer                                4807                  Enron Communications - EBS
Summit County Treasurer                                4808                  Enron Communications - EBS
Summit County Treasurer                                4809                  Enron Communications - EBS
Summit County Treasurer                                4810                  Enron Communications - EBS
Summit County Treasurer                                4811                  Enron Communications - EBS
Summit County Treasurer                                4812                  EBS
Summit County Treasurer                                4813                  EBS
Summit County Treasurer                                4814                  EBS
Summit County Treasurer                                4815                  Enron Communications - EBS
Summit County Treasurer                                4816                  Enron Communications - EBS
Swisher County Appraisal District (Tulia Independent   18396                 ECLC
School District, Swisher Memorial Hospital Distric,
Happy Independent School District, Kress Independent
School District)
Tennessee Department of Revenue                        399                   Enron International Fuel
                                                                             Management Company

Tennessee Department of Revenue, Tax Enforcement       1040                  EGLI
Division
Tennessee Department of Revenue, Tax Enforcement       3693                  EGLI
Division
Tennessee Department of Revenue, Tax Enforcement       1019                  ENE
Division
Tennessee Department of Revenue, Tax Enforcement       1018                  Enron International Fuel
Division                                                                     Management Company
Tennessee Department of Revenue, Tax Enforcement       3990                  ENE
Division

Texas Comptroller of Public Accounts                   16995                 EGLI

Texas Comptroller of Public Accounts on Behalf of      1873                  EECC
the State of Texas, Texas Municipalities, Texas
Counties, Special Purpose Districts and/or Texas
Metropolitan or Regional Transportation Authorities

Texas Comptroller of Public Accounts on                 2659                  NEPCO

                                  Q-3, Page 9

                                                         CLAIM #              CLAIMED DEBTOR

                    CLAIMANT NAME
Behalf of
the State of Texas, Texas Municipalities, Texas
Counties, Special Purpose Districts and/or Texas
Metropolitan or Regional Transportation Authorities

Texas Comptroller of Public Accounts on Behalf of      15637                 EPSC
the State of Texas, Texas Municipalities, Texas
Counties, Special Purpose Districts and/or Texas
Metropolitan or Regional Transportation Authorities

Texas Comptroller of Public Accounts on Behalf of      15638                 ENE
the State of Texas, Texas Municipalities, Texas
Counties, Special Purpose Districts and/or Texas
Metropolitan or Regional Transportation Authorities

Texas Comptroller of Public Accounts on Behalf of      15664                 ECLC
the State of Texas, Texas Municipalities, Texas
Counties, Special Purpose Districts and/or Texas
Metropolitan or Regional Transportation Authorities

Texas Comptroller of Public Accounts on Behalf of      15665                 ECLC
the State of Texas, Texas Municipalities, Texas
Counties, Special Purpose Districts and/or Texas
Metropolitan or Regional Transportation Authorities

Texas Comptroller of Public Accounts on Behalf of      16994                 Enron Methanol Company
the State of Texas, Texas Municipalities, Texas
Counties, Special Purpose Districts and/or Texas
Metropolitan or Regional Transportation Authorities

Utah County Assessor                                   4976                  EBS
Utah County Assessor                                   4977                  Enron Communications
Waxahachi Independent School District                  2455                  ENE
Waxahachi Independent School District                  2526                  ENE
Webb CISD                                              20810                 ENE
Weld County Treasurer                                  5113                  EBS
Wellman ISD; Terry County Appraisal District           2635                  ENE

                                  Q-3, Page 10

             APPENDIX R: DISSOLVED ENTITIES THROUGH OCTOBER 31, 2003

APPENDIX R:  DISSOLVED ENTITIES THROUGH OCTOBER 31, 2003

         This appendix reflects all of the entities that have been dissolved or are being dissolved, in accordance with applicable state law dissolution processes from the Initial Petition Date through October 31, 2003.

         For all corporations listed herein, the Debtors have filed official dissolution documents in the appropriate governing jurisdiction. Pursuant to applicable laws, certain of these entities are winding down, paying outstanding liabilities and distributing assets and therefore have not been completely shut down. However, none of these entities are presently conducting business.

         For all limited liability companies listed herein, all ongoing business activities by such entities have ceased and official dissolution documents have been filed in the jurisdiction of their formation.

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
1.     4138198 Canada Inc.                                           Canada Federal             Dissolved           02-Sep-03
2.     4138201 Canada Inc.                                           Canada Federal             Dissolved           02-Sep-03
3.     Automotive Industrial Energy Company, L.L.C.                  DE                         Dissolved           03-Feb-03
4.     Azurix Campos Grande Investments Ltd.                         Cayman Islands             Dissolved           08-Jul-02
5.     Azurix Cuiaba Investments Ltd.                                Cayman Islands             Dissolved           08-Jul-02
6.     Azurix Florida, Inc.                                          DE                         Dissolved           24-Sep-02
7.     Azurix Lagos Investments Ltd.                                 Cayman Islands             Dissolved           08-Jul-02
8.     Azurix Madera Corp.                                           DE                         Dissolved           27-Jun-02
9.     Azurix Manaus Investments Ltd.                                Cayman Islands             Dissolved           08-Jul-02
10.    Azurix Rio Holdings Ltd.                                      Cayman Islands             Dissolved           08-Jul-02
11.    Azurix South America Ltda.                                    Brazil                     Dissolved           01-Mar-02
12.    Azurix Tangiers Ltd.                                          Cayman Islands             Dissolved           08-Jul-02
13.    Azurix Tetouan Ltd.                                           Cayman Islands             Dissolved           08-Jul-02
14.    Azurix Utah, Inc.                                             DE                         Dissolved           09-May-03
15.    Badger Land Development Company, L.L.C.                       DE                         Dissolved           15-Sep-03
16.    Baja Energy Company, L.L.C.                                   DE                         Dissolved           12-Dec-02
17.    Bijupira-Salema Development Company Ltd.                      Cayman Islands             Dissolved           24-Apr-03
18.    Bollinger Development Company, L.L.C.                         DE                         Dissolved           22-Sep-03
19.    Boone Development Company, L.L.C.                             DE                         Dissolved           15-Sep-03
20.    Border Gas, Inc.                                              DE                         Dissolved           31-Aug-02
21.    Bright Star Energy, LLC                                       DE                         Dissolved           15-Sep-03
22.    BR-VT Holdings Ltd.                                           Cayman Islands             Dissolved           15-Sep-03
23.    Buchanan Development Company, L.L.C.                          DE                         Dissolved           15-Sep-03
24.    Buckeye Land Development Company, L.L.C.                      DE                         Dissolved           15-Sep-03
25.    Cape Girardeau Development Company, L.L.C.                    DE                         Dissolved           22-Sep-03
26.    Central Valley Energy Facility, L.L.C.                        DE                         Dissolved           15-Sep-03

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
27.    Challenger Development Company, L.L.C.                        DE                         Dissolved           15-Sep-03
28.    Chiricahua XIX LLC                                            DE                         Dissolved           30-Jul-02
29.    Chiricahua XV LLC                                             DE                         Dissolved           30-Jul-02
30.    Chiricahua XVI LLC                                            DE                         Dissolved           30-Jul-02
31.    Chiricahua XVII LLC                                           DE                         Dissolved           30-Jul-02
32.    Chiricahua XVIII LLC                                          DE                         Dissolved           30-Jul-02
33.    Chiricahua XX LLC                                             DE                         Dissolved           30-Jul-02
34.    CIF Holdings, LLC                                             DE                         Dissolved           10-Oct-02
35.    Cinta Corporation                                             Undetermined               Dissolved           18-Oct-02
36.    Coal Properties Corporation                                   IL                         Dissolved           04-Jun-02
37.    Compania Energia de Baja, S. de R. L. de C.V.                 Mexico                     Dissolved           18-Jul-02
38.    Coventry Land Development Company, L.L.C.                     DE                         Dissolved           15-Sep-03
39.    Cusiana-Cupiagua Oil Securitization 1996 Ltd.                 Cayman Islands             Dissolved           31-Mar-03
40.    Dade Development Company, L.L.C.                              DE                         Dissolved           15-Sep-03
41.    DeKalb Power I, LLC                                           DE                         Dissolved           15-Sep-03
42.    Desarrolladora de Predios del Centro, S. de R.L. de C.V.      Mexico                     Dissolved           18-Jul-02
43.    Desarrolladora de Predios del Este, S. de R.L. de C.V.        Mexico                     Dissolved           18-Jul-02
44.    Desarrolladora de Predios del Noreste, S. de R.L. de C.V.     Mexico                     Dissolved           18-Jul-02
45.    Desarrolladora de Predios del Norte, S. de R.L. de C.V.       Mexico                     Dissolved           18-Jul-02
46.    Desarrolladora de Predios del Oeste, S. de R.L. de C.V.       Mexico                     Dissolved           18-Jul-02
47.    DJ Oil & Gas Limited Liability Company                        NE                         Dissolved           27-Aug-02
48.    Downey Holding Company, Inc.                                  DE                         Dissolved           16-May-02
49.    E Power Denryoku Hanbai Kabushiki Kaisha                      Japan                      Dissolved           03-Feb-03
50.    E Power Matsuyama Limited                                     Cayman Islands             Dissolved           30-Jun-03
51.    E Power Nippon Holdings Ltd.                                  Cayman Islands             Dissolved           29-Jul-03
52.    E Power Wheeling Services Ltd.                                Cayman Islands             Dissolved           29-Jul-03
53.    EBC Property, LLC                                             DE                         Dissolved           10-Feb-03
54.    EBS Holdings, Inc.                                            DE                         Dissolved           09-Aug-03
55.    EBS OpCo, Inc.                                                DE                         Dissolved           09-Aug-03
56.    EBS Trading, Inc.                                             DE                         Dissolved           26-Aug-03
57.    ECT Cayman Reserve 5 Ltd.                                     Cayman Islands             Dissolved           27-Feb-03
58.    ECT Cayman Reserve 6 Ltd.                                     Cayman Islands             Dissolved           27-Feb-03
59.    ECT Coal Company No. 2, L.L.C.                                DE                         Dissolved           06-Jan-03
60.    ECT Overseas Holding Corp.                                    DE                         Dissolved           20-Aug-03
61.    ECT-PR-B, L.L.C.                                              DE                         Dissolved           28-Aug-03
62.    ECT-WR-B, L.L.C.                                              DE                         Dissolved           28-Aug-03
63.    Edgecombe Development Company, L.L.C.                         DE                         Dissolved           15-Sep-03
64.    EGC 1999 Holding Company, L.P.                                DE                         Dissolved           11-Oct-02
65.    EGC 2000 Holding Company, L.P.                                DE                         Dissolved           11-Oct-02
66.    EGM Tech Ventures LLC                                         DE                         Dissolved           11-Oct-02
67.    EGPP Services Inc.                                            DE                         Dissolved           11-Feb-03
68.    EGS Hydrocarbons Corp.                                        TX                         Dissolved           05-May-03
69.    EI Communications Holdings Ltd.                               Cayman Islands             Dissolved           30-Jun-03

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
70.    EI Global Fuels Ltd.                                          Cayman                     Dissolved           13-Nov-02
71.    EI Indonesia Operations L.L.C.                                DE                         Dissolved           19-Dec-02
72.    EI Operations Holdings, L.L.C.                                DE                         Dissolved           28-Oct-02
73.    EI Venezuela Holdings Ltd.                                    Cayman Islands             Dissolved           19-Jun-02
74.    EI Venezuela Investments Ltd.                                 Cayman Islands             Dissolved           28-Dec-01
75.    EKTP Holding Company Ltd.                                     Cayman                     Dissolved           04-Nov-02
76.    Electricidad Enron de Venezuela Holdings Ltd.                 Cayman Islands             Dissolved           28-Dec-01
77.    Electricidad Enron de Venezuela Ltd.                          Cayman Islands             Dissolved           28-Dec-01
78.    Electricite Du Benin                                          Cayman                     Dissolved           01-Oct-02
79.    Electricite du Benin Holding Ltd.                             Cayman                     Dissolved           01-Oct-02
80.    Emprendimientos Internacionales S.A.                          Peru                       Dissolved           14-Jul-03
81.    Empresa de Desarrollo Energetico S.R. Ltda.                   Peru                       Dissolved           14-Jul-03
82.    Endeavour Development Company, L.L.C.                         DE                         Dissolved           15-Sep-03
83.    Energia de Antioquia Holding Ltd.                             Cayman                     Dissolved           04-Jul-02
84.    Energia de Antioquia Ltd.                                     Cayman                     Dissolved           19-Jun-02
85.    Energy Capital North America, L.L.C.                          DE                         Dissolved           12-Dec-01
86.    Energy Generation Guhagar Ltd.                                Mauritius                  Dissolved           29-May-02
87.    Enhance Recruitment Services I, LLC                           DE                         Dissolved           16-Jan-03
88.    Enhance Recruitment Services II, LLC                          DE                         Dissolved           16-Jan-03
89.    Enhance Recruitment Services, L.P.                            TX                         Dissolved           07-Jan-03
90.    Ennovate Networks                                             Undetermined               Dissolved           18-Oct-02
91.    Enron Acquisition IV Corp.                                    DE                         Dissolved           10-Feb-03
92.    Enron Administracion de Riesgos S. de R.L. de C.V.            Mexico                     Dissolved           18-Jul-03
93.    Enron Advertising, Inc.                                       DE                         Dissolved           26-Aug-03
94.    Enron Al Kamil Power Ltd.                                     Cayman                     Dissolved           17-Jan-03
95.    Enron Algeria Ltd.                                            Cayman                     Dissolved           01-Oct-02
96.    Enron Americas Limited                                        Cayman                     Dissolved           19-Jun-02
97.    Enron APACHI Seismic Inc.                                     DE                         Dissolved           19-Dec-02
98.    Enron Asia Gas Transport Company                              Cayman                     Dissolved           13-Nov-02
99.    Enron Australia Energy Pty Limited                            Australia                  Dissolved           01-Mar-03
100.   Enron Ba Ria Power Company Ltd.                               Cayman                     Dissolved           04-Nov-02
101.   Enron Bandwidth Canada, Inc.                                  DE                         Dissolved           26-Aug-03
102.   Enron Bandwidth, Inc.                                         DE                         Dissolved           26-Aug-03
103.   Enron Benin Power Holdings Ltd.                               Cayman                     Dissolved           01-Oct-02
104.   Enron Benin Power Ltd.                                        Cayman                     Dissolved           01-Oct-02
105.   Enron Border Holdings Ltd.                                    Cayman                     Dissolved           04-Nov-02
106.   Enron Border Investments Ltd.                                 Cayman                     Dissolved           04-Nov-02
107.   Enron BPAC Ltd.                                               Cayman                     Dissolved           04-Nov-02
108.   Enron Brazil Energy Investments Ltd.                          Cayman                     Dissolved           19-Jun-02
109.   Enron Brazil Light Holdings Ltd.                              Cayman                     Dissolved           19-Jun-02
110.   Enron Brazil Light Ltd.                                       Cayman                     Dissolved           04-Jul-02
111.   Enron Brazil Northeast Development Ltd.                       Cayman                     Dissolved           19-Jun-02
112.   Enron Brazil Power Holdings 19 Ltd.                           Cayman Islands             Dissolved           21-May-03

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
113.   Enron Brazil Power Holdings 21 Ltd.                           Cayman Islands             Dissolved           19-Jun-02
114.   Enron Brazil Power Holdings 22 Ltd.                           Cayman Islands             Dissolved           19-Jun-02
115.   Enron Brazil Power Holdings 23 Ltd.                           Cayman Islands             Dissolved           19-Jun-02
116.   Enron Brazil Power Holdings 24 Ltd.                           Cayman Islands             Dissolved           19-Jun-02
117.   Enron Brazil Power Holdings 25 Ltd.                           Cayman Islands             Dissolved           19-Jun-02
118.   Enron Brazil Power Holdings IX Ltd.                           Cayman Islands             Dissolved           19-Jun-02
119.   Enron Brazil Power Holdings XIII Ltd.                         Cayman Islands             Dissolved           19-Jun-02
120.   Enron Brazil Power Holdings XIV Ltd.                          Cayman Islands             Dissolved           21-May-03
121.   Enron Brazil Power Holdings XV Ltd.                           Cayman Islands             Dissolved           30-Jun-03
122.   Enron Brazil Power Holdings XVI Ltd.                          Cayman Islands             Dissolved           30-Jun-03
123.   Enron Brazil Power Holdings XVII Ltd.                         Cayman Islands             Dissolved           30-Jun-03
124.   Enron Brazil Power Investments 19 Ltd.                        Cayman Islands             Dissolved           21-May-03
125.   Enron Brazil Power Investments 21 Ltd.                        Cayman Islands             Dissolved           19-Jun-02
126.   Enron Brazil Power Investments 22 Ltd.                        Cayman Islands             Dissolved           19-Jun-02
127.   Enron Brazil Power Investments 23 Ltd.                        Cayman Islands             Dissolved           19-Jun-02
128.   Enron Brazil Power Investments 24 Ltd.                        Cayman Islands             Dissolved           19-Jun-02
129.   Enron Brazil Power Investments 25 Ltd.                        Cayman Islands             Dissolved           19-Jun-02
130.   Enron Brazil Power Investments I Ltd.                         Cayman Islands             Dissolved           17-Jun-02
131.   Enron Brazil Power Investments IV Ltd.                        Cayman Islands             Dissolved           21-May-03
132.   Enron Brazil Power Investments IX Ltd.                        Cayman Islands             Dissolved           19-Jun-02
133.   Enron Brazil Power Investments XIII Ltd.                      Cayman Islands             Dissolved           19-Jun-02
134.   Enron Brazil Power Investments XIV Ltd.                       Cayman Islands             Dissolved           21-May-03
135.   Enron Brazil Power Investments XV Ltd.                        Cayman Islands             Dissolved           30-Jun-03
136.   Enron Brazil Power Investments XVI Ltd.                       Cayman Islands             Dissolved           20-Feb-03
137.   Enron Brazil Power Investments XVII Ltd.                      Cayman Islands             Dissolved           30-Jun-03
138.   Enron Broadband Services Belgium S.p.r.l.                     Belguim                    Dissolved           13-May-03
139.   Enron Broadband Services Deutschland GmbH                     Germany                    Dissolved           13-May-03
140.   Enron Broadband Services of Virginia, Inc.                    VA                         Dissolved           12-Sep-03
141.   Enron Cambay Exploration & Production Company                 Cayman Islands             Dissolved           28-May-03
142.   Enron Capital & Trade Resources Korea Corp.                   DE                         Dissolved           02-Jan-03
143.   Enron Capital & Trade Resources Korea Corp. - Korean Branch   Korea                      Dissolved           02-Jan-03
144.   Enron Caribbean Jamaica Barges Ltd.                           Netherlands                Dissolved           19-Jun-02
145.   Enron Caribe I Ltd.                                           Cayman                     Dissolved           19-Jun-02
146.   Enron Caribe IV Holdings Ltd.                                 Cayman                     Dissolved           19-Jun-02
147.   Enron Caribe IV Ltd.                                          Cayman                     Dissolved           19-Jun-02
148.   Enron Caribe VII Holdings Ltd.                                Cayman                     Dissolved           19-Jun-02
149.   Enron Caribe VII Ltd.                                         Cayman                     Dissolved           19-Jun-02
150.   Enron China Gas Pipelines Ltd.                                Cayman                     Dissolved           01-Oct-02
151.   Enron China Gas Transport Holdings Ltd.                       Cayman                     Dissolved           01-Oct-02
152.   Enron China Gas Transport Ltd.                                Cayman                     Dissolved           01-Oct-02
153.   Enron China Ltd.                                              Cayman                     Dissolved           01-Oct-02
154.   Enron China Power Holdings Ltd.                               Cayman                     Dissolved           23-Apr-03
155.   Enron China Services LLC                                      DE                         Dissolved           10-Oct-02

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
156.   Enron CI-GH Pipeline Ltd.                                     Cayman                     Dissolved           04-Nov-02
157.   Enron Clean Fuels (div. of Enron Ventures Corp.)              N/A                        Dissolved           17-Jul-02
158.   Enron Coal Asia Pacific Pty Limited                           Australia                  Dissolved           01-Mar-03
159.   Enron Coal Company                                            DE                         Dissolved           16-Oct-02
160.   Enron Coal Pipeline Company                                   DE                         Dissolved           16-Oct-02
161.   Enron Colombia Inc. - Colombia Branch                         Colombia                   Cancelled           17-Oct-03
162.   Enron Comercializadora de Energia Ltda. - Rio Branch          Brazil                     Dissolved           17-Dec-01
163.   Enron Comercializadora de Energia Ltda. - Salvador Branch     Brazil                     Dissolved           17-Dec-01
164.   Enron CPO Finance I, Inc.                                     DE                         Dissolved           19-Dec-02
165.   Enron CPO Finance II, Inc.                                    TX                         Dissolved           19-Dec-02
166.   Enron CPO Holdings Intermediate, L.P.                         DE                         Dissolved           19-Dec-02
167.   Enron CPO Partners I, L.P.                                    DE                         Dissolved           19-Dec-02
168.   Enron CPO Partners II, Inc.                                   DE                         Dissolved           19-Dec-02
169.   Enron Credit Operations Limited                               England                    Dissolved           08-Oct-02
170.   Enron Development (Philippines) Ltd.                          Cayman                     Dissolved           17-Jan-03
171.   Enron Development Corp. - UK Branch                           England                    Dissolved           14-May-03
172.   Enron Development Spain Ltd.                                  Cayman                     Dissolved           29-May-02
173.   Enron Development Turkey Ltd.                                 Cayman                     Dissolved           26-May-03
174.   Enron Development Vietnam L.L.C.                              DE                         Dissolved           06-Nov-02
175.   Enron Direct UK Limited                                       England                    Dissolved           08-Oct-02
176.   Enron Directors One Limited                                   England                    Dissolved           08-Apr-03
177.   Enron Directors Two Limited                                   England                    Dissolved           29-Apr-03
178.   Enron Direkt GmbH                                             Germany                    Dissolved           13-May-03
179.   Enron Distributed Energy Solutions, LLC                       DE                         Dissolved           10-Feb-03
180.   Enron Distribution Services Company, LLC                      DE                         Dissolved           02-Jun-03
181.   Enron Dominicana LNG Holdings Ltd.                            Cayman Islands             Dissolved           08-Sep-03
182.   Enron DRI Development Holdings Ltd.                           Cayman                     Dissolved           17-Jan-03
183.   Enron DRI Development Ltd.                                    Cayman                     Dissolved           17-Jan-03
184.   Enron Ecuador Transportation Holdings Ltd.                    Cayman                     Dissolved           19-Jun-02
185.   Enron Ecuador Transportation Ltd.                             Cayman                     Dissolved           19-Jun-02
186.   Enron Egypt Power Ltd.                                        Cayman                     Dissolved           25-Apr-03
187.   Enron El Salvador Power Holdings Ltd.                         Cayman                     Dissolved           19-Jun-02
188.   Enron El Salvador Power Ltd.                                  Cayman                     Dissolved           19-Jun-02
189.   Enron Electric (Bolivia) Ltd.                                 Cayman                     Dissolved           19-Jun-02
190.   Enron Electrica de Venezuela Holdings Ltd.                    Cayman                     Dissolved           24-May-02
191.   Enron Electrica de Venezuela I Ltd.                           Cayman Islands             Dissolved           28-Dec-01
192.   Enron Electrica de Venezuela Ltd.                             Cayman Islands             Dissolved           24-May-02
193.   Enron Energia de Bolivia Holdings Ltd.                        Cayman                     Dissolved           17-Jan-03
194.   Enron Energia de Bolivia Investments Ltd.                     Cayman                     Dissolved           17-Jan-03
195.   Enron Energy Marketing Colombia Ltd.                          Cayman                     Dissolved           19-Jun-02
196.   Enron Energy Services Belgium B.V.B.A.                        Belguim                    Dissolved           13-May-03
197.   Enron Energy Services Capital Corp.                           DE                         Dissolved           22-Nov-02
198.   Enron Energy Services Deutschland GmbH                        Germany                    Dissolved           13-May-03

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
199.   Enron Energy Services Norway A.S.                             Norway                     Dissolved           17-Feb-03
200.   Enron Energy Services Puerto Rico Corporation                 Puerto Rico                Dissolved           08-Aug-03
201.   Enron Equipment Company                                       DE                         Dissolved           15-Aug-02
202.   Enron Europe (Sites) Holdings Limited                         England                    Dissolved           15-Apr-03
203.   Enron Europe (Sites) No. 2 Limited                            England                    Dissolved           15-Apr-03
204.   Enron Europe EPC Services                                     England                    Dissolved           19-Aug-03
205.   Enron Europe Severnside (No. 2) Limited                       England                    Dissolved           15-Apr-03
206.   Enron Europe Severnside Holdings Limited                      England                    Dissolved           14-Apr-03
207.   Enron Export Sales Ltd.                                       Barbados                   Dissolved           16-Apr-03
208.   Enron Financial Limited                                       England                    Dissolved           03-Jun-03
209.   Enron Finland Energy Oy                                       Finland                    Dissolved           29-Sep-03
210.   Enron Fuels Caribbean, L.P.                                   DE                         Dissolved           20-Aug-03
211.   Enron Fuels Company I, LLC                                    DE                         Dissolved           20-Aug-03
212.   Enron Fuels Company II, LLC                                   DE                         Dissolved           20-Aug-03
213.   Enron Fuels Services India Ltd.                               Mauritius                  Dissolved           07-Jun-02
214.   Enron Gamma Operations Ltd.                                   Cayman                     Dissolved           24-Apr-03
215.   Enron Gas de Venezuela I Ltd.                                 Cayman                     Dissolved           24-May-02
216.   Enron Gas de Venezuela Ltd.                                   Cayman Islands             Dissolved           04-May-02
217.   Enron Gas Trade & Processing Holdings Ltd.                    Cayman                     Dissolved           19-Jun-02
218.   Enron Gas Trade & Processing Ltd. (NEW)                       Cayman Islands             Dissolved           19-Jun-02
219.   Enron Ghana Holdings Ltd.                                     Cayman                     Dissolved           30-Jun-03
220.   Enron Ghana Investments Ltd.                                  Cayman                     Dissolved           30-Jun-03
221.   Enron Ghana Ltd.                                              Cayman                     Dissolved           30-Jun-03
222.   Enron Ghana Power Holdings Ltd.                               Cayman                     Dissolved           01-Oct-02
223.   Enron Global Semiconductor Services, L.P.                     DE                         Dissolved           26-Aug-03
224.   Enron Guatemala Renewables Ltd.                               Cayman                     Dissolved           17-Jun-03
225.   Enron Gulf Coast Gathering Limited Partnership                DE                         Dissolved           26-Jun-03
226.   Enron Hong Kong Investments Ltd.                              Cayman                     Dissolved           24-Apr-03
227.   Enron Hong Kong LLC                                           DE                         Dissolved           29-Aug-02
228.   Enron Inchon Power Holdings Ltd.                              Cayman                     Dissolved           01-Oct-02
229.   Enron India Natural Gas, Inc.                                 DE                         Dissolved           21-Oct-02
230.   Enron India Power Ltd.                                        Cayman                     Dissolved           24-Apr-03
231.   Enron India Regional Development Ltd.                         Mauritius                  Dissolved           07-Jun-02
232.   Enron Indonesia Gas Ltd.                                      Cayman                     Dissolved           01-Oct-02
233.   Enron Indonesia Pipeline Ltd.                                 Cayman Islands             Dissolved           01-Oct-02
234.   Enron Intelligence Exchange                                   Cayman                     Dissolved           13-Nov-02
235.   Enron International Argentina Transmission Investment Ltd.    Cayman                     Dissolved           04-Jul-02
236.   Enron International Argentina Transmission Ltd.               Cayman                     Dissolved           04-Jul-02
237.   Enron International Asia Pacific Ltd.                         Cayman                     Dissolved           17-Jan-03
238.   Enron International Australia Capital Ltd.                    Cayman                     Dissolved           17-Jan-03
239.   Enron International Australia Gas Ltd.                        Cayman                     Dissolved           17-Jan-03
240.   Enron International Australia Ltd.                            Cayman                     Dissolved           31-Mar-03
241.   Enron International Bach Ho Ltd.                              Cayman                     Dissolved           01-Oct-02

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
242.   Enron International Bahrain Ltd.                              Cayman                     Dissolved           17-Jan-03
243.   Enron International Bangladesh Ltd.                           Cayman                     Dissolved           04-Jan-02
244.   Enron International China Clean Energy Ltd.                   Cayman                     Dissolved           04-Nov-02
245.   Enron International China Gas Ltd.                            Cayman                     Dissolved           24-Apr-03
246.   Enron International Coastal Development Ltd.                  Mauritius                  Dissolved           07-Jun-02
247.   Enron International Costa Rica Holdings Ltd.                  Cayman                     Dissolved           29-Mar-02
248.   Enron International CPO, Inc.                                 DE                         Dissolved           19-Dec-02
249.   Enron International CPO, L.P.                                 DE                         Dissolved           19-Dec-02
250.   Enron International CR Holdings Ltd.                          Cayman                     Dissolved           04-Jul-02
251.   Enron International CR Ltd.                                   Cayman Islands             Dissolved           29-Mar-03
252.   Enron International Eastern India Operations Ltd.             Mauritius                  Dissolved           13-Jun-02
253.   Enron International Europe Corp.                              DE                         Dissolved           10-Oct-02
254.   Enron International Gansu Gas Ltd.                            Cayman                     Dissolved           17-Jan-03
255.   Enron International Gas Sales Company                         DE                         Dissolved           07-Oct-02
256.   Enron International Guatemala Ltd.                            Cayman                     Dissolved           17-Jun-03
257.   Enron International Hainan Pipeline Ltd.                      Cayman                     Dissolved           17-Jan-03
258.   Enron International Haripur Ltd.                              Cayman                     Dissolved           04-Nov-02
259.   Enron International Japan, LLC                                DE                         Dissolved           19-Dec-02
260.   Enron International Johannesburg Ltd.                         Cayman                     Dissolved           01-Oct-02
261.   Enron International Kelatan Development Ltd.                  Cayman Islands             Dissolved           01-Oct-02
262.   Enron International Korea Energy Ltd.                         Cayman Islands             Dissolved           01-Oct-02
263.   Enron International Korea Investments Ltd.                    Cayman                     Dissolved           17-Jan-03
264.   Enron International Korea Operating Services Corp.            DE                         Dissolved           19-Dec-02
265.   Enron International Korean Steel Company Ltd.                 Cayman                     Dissolved           17-Jan-03
266.   Enron International Latin America Investments Ltd.            Cayman                     Dissolved           04-Jul-02
267.   Enron International Latin America Ltd.                        Cayman                     Dissolved           04-Jul-02
268.   Enron International Mariana Holdings Ltd.                     Cayman                     Dissolved           27-Feb-03
269.   Enron International Mariana L.L.C.                            DE                         Dissolved           06-Feb-03
270.   Enron International Mariana Power Inc.                        Northern Mariana Islands   Dissolved           11-Dec-02
271.   Enron International MHC Kannur Ltd                            Mauritius                  Dissolved           13-Jun-02
272.   Enron International Mongolia Investments Ltd.                 Cayman                     Dissolved           01-Oct-02
273.   Enron International Mongolia Ltd.                             Cayman                     Dissolved           01-Oct-02
274.   Enron International Morocco Ltd.                              Cayman                     Dissolved           24-Apr-03
275.   Enron International Nigeria Gas Ltd.                          Cayman                     Dissolved           01-Oct-02
276.   Enron International Nigeria Ltd.                              Cayman                     Dissolved           17-Jan-03
277.   Enron International North America Asset Management Corp.      DE                         Dissolved           13-Nov-02
278.   Enron International North Bengal Holding Co. Ltd.             Cayman                     Dissolved           04-Nov-02
279.   Enron International Philippines Energy Ltd.                   Cayman                     Dissolved           17-Jan-03
280.   Enron International Philippines Gas Ltd                       Cayman Islands             Dissolved           01-Oct-02
281.   Enron International Philippines Pipelines Ltd.                Cayman Islands             Dissolved           01-Oct-02
282.   Enron International Pipegas MHC Ltd.                          Mauritius                  Dissolved           19-Jun-02
283.   Enron International Rio Investments 1997 Ltd.                 Cayman                     Dissolved           17-Jan-03
284.   Enron International Siam Power Ltd.                           Cayman                     Dissolved           01-Oct-02

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
285.   Enron International Sichuan Gas Investments Ltd.              Cayman                     Dissolved           17-Jan-03
286.   Enron International Sichuan Hydroelectric Ltd.                Cayman                     Dissolved           17-Jan-03
287.   Enron International Taiwan Ltd.                               Cayman                     Dissolved           17-Jan-03
288.   Enron International Thai-Gen Holdings Ltd.                    Cayman                     Dissolved           17-Jan-03
289.   Enron International Thailand Ltd.                             Cayman                     Dissolved           17-Jan-03
290.   Enron International Thai-Lao Holdings Ltd.                    Cayman                     Dissolved           17-Jan-03
291.   Enron International Tianjin Power Ltd.                        Cayman                     Dissolved           01-Oct-02
292.   Enron International Tuas Ltd.                                 Cayman                     Dissolved           17-Jan-03
293.   Enron International Uganda Ltd.                               Cayman                     Dissolved           17-Jan-03
294.   Enron International Xiamen PTA Ltd.                           Cayman                     Dissolved           17-Jan-03
295.   Enron International Zambia Holdings Ltd.                      Cayman                     Dissolved           01-Oct-02
296.   Enron International Zambia Investments Ltd.                   Cayman                     Dissolved           01-Oct-02
297.   Enron Japan Corp.                                             Japan                      Dissolved           30-Sep-02
298.   Enron Japan Funding Corp.                                     Japan                      Dissolved           30-Sep-02
299.   Enron Japan Marketing Corp.                                   Japan                      Dissolved           30-Sep-02
300.   Enron Japan Strategic Investments Ltd.                        Cayman                     Dissolved           24-Apr-03
301.   Enron Jebel Ali Power Ltd.                                    Cayman                     Dissolved           25-Apr-03
302.   Enron Jubail Power Ltd.                                       Cayman                     Dissolved           17-Jan-03
303.   Enron Korea Anyang/Buchon Power Ltd.                          Cayman                     Dissolved           24-Apr-03
304.   Enron Korea Gas Holdings Ltd.                                 Cayman                     Dissolved           04-Nov-02
305.   Enron Korea Gas Investments LLC                               DE                         Dissolved           10-Oct-02
306.   Enron Korea Seosan Power Ltd.                                 Cayman                     Dissolved           01-Oct-02
307.   Enron KP3 Limited                                             England                    Dissolved           07-Mar-03
308.   Enron Liquid Hydrocarbons Latin America, Inc.                 DE                         Dissolved           20-Aug-03
309.   Enron LNG Atlantic Ltd.                                       Cayman                     Dissolved           13-Nov-02
310.   Enron LNG Holdings Ltd.                                       Cayman                     Dissolved           04-Nov-02
311.   Enron LNG Investments Ltd.                                    Cayman                     Dissolved           04-Nov-02
312.   Enron LNG Japan Ltd.                                          Cayman                     Dissolved           13-Nov-02
313.   Enron LNG Middle East Ltd.                                    Cayman                     Dissolved           13-Nov-02
314.   Enron LNG Services Ltd.                                       Cayman                     Dissolved           04-Nov-02
315.   Enron Louisiana Transportation Company                        DE                         Dissolved           20-Aug-02
316.   Enron Malaysia Power Holdings Ltd.                            Cayman                     Dissolved           01-Oct-02
317.   Enron Mariana Holdings Corp.                                  DE                         Dissolved           19-Dec-02
318.   Enron Mariana Power L.L.C.                                    DE                         Dissolved           19-Dec-02
319.   Enron Media Services, L.P.                                    DE                         Dissolved           26-Aug-03
320.   Enron Mexico Corp.                                            DE                         Dissolved           02-Dec-02
321.   Enron Mexico Holdings III L.L.C.                              DE                         Dissolved           02-Jan-03
322.   Enron Mexico Holdings IV L.L.C.                               DE                         Dissolved           02-Jan-03
323.   Enron Mexico Holdings XIV, L.L.C.                             DE                         Dissolved           12-Dec-02
324.   Enron Mexico Holdings XV, L.L.C.                              DE                         Dissolved           12-Dec-02
325.   Enron Mexico Holdings XVI, L.L.C.                             DE                         Dissolved           12-Dec-02
326.   Enron Mexico Holdings XVII, L.L.C.                            DE                         Dissolved           12-Dec-02
327.   Enron Mexico Holdings XVIII, L.L.C.                           DE                         Dissolved           12-Dec-02

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
328.   Enron Mexico Risk Management, L.L.C.                          DE                         Dissolved           12-Dec-02
329.   Enron MHC Ennore Ltd.                                         Mauritius                  Dissolved           19-Jun-02
330.   Enron MHC Gas Distribution Ltd.                               Mauritius                  Dissolved           19-Jun-02
331.   Enron MHC Tamil Nadu Company                                  Mauritius                  Dissolved           19-Jun-02
332.   Enron Minerals Company                                        DE                         Dissolved           16-Oct-02
333.   Enron Minority Development Corp.                              DE                         Dissolved           09-May-03
334.   Enron Morocco Ltd.                                            Cayman                     Dissolved           01-Oct-02
335.   Enron Nigeria O&M Limited                                     Nigeria                    Dissolved           01-Mar-03
336.   Enron Norway Invest Inc.                                      DE                         Dissolved           21-Aug-02
337.   Enron Oil & Gas China International Ltd.                      Cayman                     Dissolved           09-May-02
338.   Enron Oil & Gas China International Ltd. - Beijing
        representative office                                        China                      Dissolved           13-May-02
339.   Enron Olympus Cayman 1 Ltd.                                   Cayman                     Dissolved           29-May-02
340.   Enron Olympus Cayman 2 Ltd.                                   Cayman                     Dissolved           29-May-02
341.   Enron Olympus Cayman 3 Ltd.                                   Cayman                     Dissolved           29-May-02
342.   Enron Olympus Holdings, Inc.                                  DE                         Dissolved           07-Oct-02
343.   Enron Oman Commodity Ltd.                                     Cayman                     Dissolved           25-Apr-03
344.   Enron Oman Cooling Ltd.                                       Cayman                     Dissolved           25-Apr-03
345.   Enron Oman Gas II Ltd.                                        Cayman                     Dissolved           25-Apr-03
346.   Enron Oman Gas Ltd.                                           Cayman                     Dissolved           25-Apr-03
347.   Enron Oman Gas Pipeline Operations Ltd.                       Cayman                     Dissolved           25-Apr-03
348.   Enron Oman Services Ltd.                                      Cayman                     Dissolved           25-Apr-03
349.   Enron Operating Services Corp.                                DE                         Dissolved           19-Dec-02
350.   Enron Operations, L.P.                                        DE                         Dissolved           09-Oct-03
351.   Enron Panama Energy Services Ltd.                             Cayman                     Dissolved           24-Apr-03
352.   Enron Paysandu Development Ltd.                               Cayman                     Dissolved           04-Jul-02
353.   Enron Paysandu Holdings Ltd.                                  Cayman                     Dissolved           30-Sep-02
354.   Enron Peru Distribution Ltd.                                  Cayman                     Dissolved           04-Jul-02
355.   Enron Peru Transportation Ltd.                                Cayman                     Dissolved           04-Jul-02
356.   Enron Philippines Hydroelectric Holdings Ltd.                 Cayman                     Dissolved           17-Jan-03
357.   Enron Philippines Hydroelectric Power Ltd.                    Cayman                     Dissolved           17-Jan-03
358.   Enron Pipeline Construction Company - India, Limited
        Partnership                                                  Cayman                     Dissolved           02-Aug-02
359.   Enron Pipeline Uruguay Ltd.                                   Cayman                     Dissolved           04-Jul-02
360.   Enron Power Construction (Brasil) Ltda. - Cuiaba/Mato
        Grosso Branch                                                Brazil                     Dissolved           12-May-03
361.   Enron Power Construction (Brasil) Ltda. - Rio Branch          Brazil                     Dissolved           12-May-03
                                                                     Palestinian Autonomous
362.   Enron Power Construction Company - Gaza Strip Branch          Territories                Dissolved           08-Oct-03
363.   Enron Power Honduras S. de R. L. de C. V.                     Honduras                   Terminated          25-Aug-03
364.   Enron Power International Ltd.                                Cayman                     Dissolved           04-Jul-02
365.   Enron Power Limited                                           England                    Dissolved           16-Sep-03
366.   Enron Power Mato Grosso do Sul Holdings Ltd.                  Cayman                     Dissolved           17-Jan-03
367.   Enron Power Mato Grosso do Sul Ltd.                           Cayman                     Dissolved           17-Jan-03
368.   Enron Power Oil Supply Corp.                                  DE                         Dissolved           19-Jan-03
369.   Enron PSB Marketing Holdings II Ltd.                          Cayman                     Dissolved           17-Jan-03

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
370.   Enron PSB Marketing Holdings Ltd.                             Cayman                     Dissolved           17-Jan-03
371.   Enron PSB Marketing Investments Ltd.                          Cayman                     Dissolved           17-Jan-03
372.   Enron Puerto Suarez Holdings Ltd.                             Cayman                     Dissolved           17-Jan-03
373.   Enron Puerto Suarez Investments Ltd.                          Cayman                     Dissolved           17-Jan-03
374.   Enron Realty Advisors, Inc.                                   DE                         Dissolved           10-Jul-03
375.   Enron Renovation & Modernization MHC Ltd.                     Mauritius                  Dissolved           19-Jun-02
376.   Enron Reserve Holdings                                        Turks and Caicos Islands   Dissolved           28-Jan-03
377.   Enron Russia Development, Inc.                                DE                         Dissolved           16-Dec-02
378.   Enron S. A. Holdings Ltd.                                     Cayman                     Dissolved           17-Jan-03
379.   Enron S. A. Investments Ltd.                                  Cayman                     Dissolved           17-Jan-03
380.   Enron Sacramento Basin, L.L.C.                                DE                         Dissolved           02-Jan-03
381.   Enron SAM Border Ltd.                                         Cayman                     Dissolved           07-Apr-03
382.   Enron Saudi Energy Ltd.                                       Cayman                     Dissolved           25-Apr-03
383.   Enron Saudi Holdings Ltd.                                     Cayman                     Dissolved           25-Apr-03
384.   Enron SB Operations & Maintenance Limited                     England                    Dissolved           05-Aug-03
385.   Enron Servicios de Electricidad Colombia Ltd.                 Cayman                     Dissolved           04-Nov-02
386.   Enron Servicios de Electricidad Holdings Ltd.                 Cayman                     Dissolved           13-Nov-02
387.   Enron Servicios Energeticos Holdings Ltd.                     Cayman                     Dissolved           17-Jan-03
388.   Enron Servicios Energeticos Ltd.                              Cayman                     Dissolved           17-Jan-03
389.   Enron Servicos de Energia Ltda.                               Brazil                     Dissolved           26-Dec-02
390.   Enron Shuweihat Power Company                                 Cayman                     Dissolved           17-Jan-03
391.   Enron Siam Energy Holdings Ltd.                               Cayman                     Dissolved           01-Oct-02
392.   Enron Siam Energy Ltd.                                        Mauritius                  Dissolved           01-Jul-02
393.   Enron Sichuan Holdings Ltd.                                   Cayman                     Dissolved           01-Oct-02
394.   Enron Sichuan Investments Ltd.                                Cayman                     Dissolved           01-Oct-02
395.   Enron Sichuan Ltd.                                            Cayman                     Dissolved           04-Nov-02
396.   Enron Soc Trang Power Holdings I Ltd.                         Cayman                     Dissolved           24-Apr-03
397.   Enron Soc Trang Power Holdings II Ltd.                        Cayman                     Dissolved           24-Apr-03
398.   Enron Soc Trang Power Holdings, Ltd.                          Cayman                     Dissolved           24-Apr-03
399.   Enron South Africa Ltd.                                       Cayman                     Dissolved           17-Jan-03
400.   Enron South Asia LLC                                          DE                         Dissolved           19-Dec-02
401.   Enron Sports Corp.                                            DE                         Dissolved           28-Aug-03
402.   Enron Taiwan Power Holdings Ltd.                              Cayman                     Dissolved           04-Nov-02
403.   Enron Taweelah Power Company                                  Cayman                     Dissolved           17-Jan-03
404.   Enron Technology Trading, Inc.                                DE                         Dissolved           12-Dec-02
405.   Enron Termoflores Ltd.                                        Cayman                     Dissolved           04-Jul-02
406.   Enron Thai Holdings Ltd.                                      Cayman                     Dissolved           04-Nov-02
407.   Enron Thailand Ltd.                                           Cayman                     Dissolved           04-Nov-02
408.   Enron Trading Limited                                         Cayman Islands             Dissolved           06-Jun-03
409.   Enron Transport and Storage, a division of TW                 N/A                        Dissolved           13-May-03
410.   Enron Transportation Services Ltd.                            Cayman                     Dissolved           21-May-03
411.   Enron Turkey Corp.                                            DE                         Dissolved           21-Aug-02
412.   Enron Venezolana de Calibracion Holdings Ltd.                 Cayman                     Dissolved           24-May-02

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
413.   Enron Venezolana de Calibracion Ltd.                          Cayman                     Dissolved           24-May-02
414.   Enron Venezuela Energy Services Ltd.                          Cayman                     Dissolved           24-Apr-03
415.   Enron Venezuela Services, Inc.                                DE                         Dissolved           17-Jan-02
416.   Enron VenSteel Ltd.                                           Cayman Islands             Dissolved           28-Dec-01
417.   Enron Victoria Power Ltd.                                     Cayman                     Dissolved           17-Jan-03
418.   Enron Vietnam BR Investments Ltd.                             Cayman                     Dissolved           04-Nov-02
419.   Enron Vietnam Power Ltd.                                      Cayman                     Dissolved           04-Nov-02
420.   Enron Washington, Inc.                                        DE                         Dissolved           07-Oct-02
421.   Enron West Africa Pipeline Ltd.                               Cayman                     Dissolved           17-Jan-03
422.   Enron West Africa Power Ltd.                                  Cayman                     Dissolved           17-Jan-03
423.   Enron Wind Funding LLC                                        DE                         Dissolved           08-Nov-02
424.   Enron Wind Indian Mesa I LLC                                  DE                         Dissolved           08-Nov-02
425.   Enron Wind Indian Mesa II LLC                                 DE                         Dissolved           08-Nov-02
426.   Enron Wind Indian Mesa III LLC                                DE                         Dissolved           08-Nov-02
427.   Enron Wind Midwest LLC                                        DE                         Dissolved           15-Aug-02
428.   Enron Wind Overseas Contractors Limited                       England                    Dissolved           22-Jul-03
429.   Enron Wind Overseas Maintenance Limited                       England                    Dissolved           22-Jul-03
430.   Enron Wind Palm Springs LLC                                   DE                         Dissolved           15-Nov-02
431.   Enron Wind Southwest Texas I LLC                              DE                         Dissolved           08-Nov-02
432.   Enron Wind Texas Panhandle I LLC                              DE                         Dissolved           08-Nov-02
433.   Enron Xcelerator Services Operations, Inc.                    DE                         Dissolved           02-Dec-02
434.   Enron Xcelerator Services, Inc.                               DE                         Dissolved           02-Dec-02
435.   EnSerCo Offshore, L.L.C.                                      DE                         Dissolved           29-Aug-03
436.   EnSerCo, Inc.                                                 DE                         Dissolved           27-May-03
437.   EOC Human Resources Division (div of Enron Operations
        Services Corp.)                                              N/A                        Dissolved           13-May-03
438.   EOC Legal Group Division (div of Enron Operations Services
        Corp.)                                                       N/A                        Dissolved           13-May-03
439.   EOGI - China, Inc.                                            DE                         Dissolved           27-Aug-02
440.   EOGI China Company                                            Cayman Islands             Dissolved           09-Oct-03
441.   ET Power 2 LLC                                                DE                         Dissolved           09-May-03
442.   European Power Investments Limited                            England                    Dissolved           22-Apr-03
443.   Finance & Accounting Division (div of Enron Operations
        Services Corp.)                                              N/A                        Dissolved           13-May-03
444.   Fulton Power I, L.L.C.                                        DE                         Dissolved           15-Sep-03
445.   Gazoduc du Benin                                              Cayman                     Dissolved           01-Oct-02
446.   Gazoduc du Benin Holding Ltd.                                 Cayman                     Dissolved           01-Oct-02
447.   Geneval Ltd.                                                  Cayman Islands             Dissolved           28-Dec-01
448.   G-Future, L.L.C.                                              DE                         Dissolved           23-Oct-02
449.   Global Division of EOC (div of Enron Operations Services
        Corp.)                                                       N/A                        Dissolved           13-May-03
450.   Godwit 1 Limited                                              England                    Dissolved           01-Jul-03
451.   Godwit 10 Limited                                             England                    Dissolved           01-Jul-03
452.   Godwit 11 Limited                                             England                    Dissolved           22-Jul-03
453.   Godwit 12 Limited                                             England                    Dissolved           01-Jul-03
454.   Godwit 13 Limited                                             England                    Dissolved           01-Jul-03
455.   Godwit 14 Limited                                             England                    Dissolved           01-Jul-03

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
456.   Godwit 15 Limited                                             England                    Dissolved           01-Jul-03
457.   Godwit 16 Limited                                             England                    Dissolved           01-Jul-03
458.   Godwit 17 Limited                                             England                    Dissolved           01-Jul-03
459.   Godwit 18 Limited                                             England                    Dissolved           01-Jul-03
460.   Godwit 19 Limited                                             England                    Dissolved           01-Jul-03
461.   Godwit 2 Limited                                              England                    Dissolved           01-Jul-03
462.   Godwit 20 Limited                                             England                    Dissolved           01-Jul-03
463.   Godwit 21 Limited                                             England                    Dissolved           01-Jul-03
464.   Godwit 22 Limited                                             England                    Dissolved           01-Jul-03
465.   Godwit 23 Limited                                             England                    Dissolved           01-Jul-03
466.   Godwit 24 Limited                                             England                    Dissolved           01-Jul-03
467.   Godwit 25 Limited                                             England                    Dissolved           29-Jul-03
468.   Godwit 26 Limited                                             England                    Dissolved           15-Jul-03
469.   Godwit 27 Limited                                             England                    Dissolved           15-Jul-03
470.   Godwit 28 Limited                                             England                    Dissolved           01-Jul-03
471.   Godwit 29 Limited                                             England                    Dissolved           01-Jul-03
472.   Godwit 3 Limited                                              England                    Dissolved           15-Jul-03
473.   Godwit 30 Limited                                             England                    Dissolved           29-Jul-03
474.   Godwit 31 Limited                                             England                    Dissolved           01-Jul-03
475.   Godwit 32 Limited                                             England                    Dissolved           23-Sep-03
476.   Godwit 33 Limited                                             England                    Dissolved           23-Sep-03
477.   Godwit 34 Limited                                             England                    Dissolved           08-Jul-03
478.   Godwit 35 Limited                                             England                    Dissolved           01-Jul-03
479.   Godwit 36 Limited                                             England                    Dissolved           01-Jul-03
480.   Godwit 37 Limited                                             England                    Dissolved           01-Jul-03
481.   Godwit 38 Limited                                             England                    Dissolved           01-Jul-03
482.   Godwit 39 Limited                                             England                    Dissolved           01-Jul-03
483.   Godwit 4 Limited                                              England                    Dissolved           15-Jul-03
484.   Godwit 40 Limited                                             England                    Dissolved           01-Jul-03
485.   Godwit 41 Limited                                             England                    Dissolved           09-Sep-03
486.   Godwit 42 Limited                                             England                    Dissolved           01-Jul-03
487.   Godwit 43 Limited                                             England                    Dissolved           01-Jul-03
488.   Godwit 44 Limited                                             England                    Dissolved           01-Jul-03
489.   Godwit 45 Limited                                             England                    Dissolved           01-Jul-03
490.   Godwit 46 Limited                                             England                    Dissolved           01-Jul-03
491.   Godwit 47 Limited                                             England                    Dissolved           01-Jul-03
492.   Godwit 48 Limited                                             England                    Dissolved           01-Jul-03
493.   Godwit 49 Limited                                             England                    Dissolved           14-Oct-03
494.   Godwit 5 Limited                                              England                    Dissolved           01-Jul-03
495.   Godwit 6 Limited                                              England                    Dissolved           01-Jul-03
496.   Godwit 7 Limited                                              England                    Dissolved           01-Jul-03
497.   Godwit 8 Limited                                              England                    Dissolved           01-Jul-03
498.   Godwit 9 Limited                                              England                    Dissolved           01-Jul-03

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
499.   Gotham Energy, L.L.C.                                         DE                         Dissolved           15-Sep-03
500.   Gotham Land Development Company, LLC                          DE                         Dissolved           15-Sep-03
501.   G-Past, L.L.C.                                                DE                         Dissolved           23-Oct-02
502.   G-Present, L.L.C.                                             DE                         Dissolved           23-Oct-02
503.   Grand Slam Parking, Inc.                                      DE                         Dissolved           07-Oct-02
504.   Green Power Partners II LLC                                   DE                         Dissolved           13-May-03
505.   Grid Integrals Investment India Private Limited               India, Maharashtra         Dissolved           08-Jan-02
506.   Grimes Development, LLC                                       DE                         Dissolved           15-Sep-03
507.   Guangdong LNG Holdings                                        Cayman Island              Dissolved           13-Nov-02
508.   Gulf Coast Operations, a division of Enron Operations, L.P.   N/A                        Dissolved           13-May-03
509.   Half Dome LLC                                                 DE                         Dissolved           19-Dec-01
510.   Hardcastle Power I, LLC                                       DE                         Dissolved           15-Sep-03
511.   Homestead Development Company, LLC                            DE                         Dissolved           15-Sep-03
512.   Hoosier Land Development Company, L.L.C.                      DE                         Dissolved           15-Sep-03
513.   Humboldt District Energy Facility, L.L.C.                     DE                         Dissolved           15-Sep-03
514.   India Electric Maintenance Ltd.                               Cayman Islands             Dissolved           04-Nov-02
515.   Indian Mesa Power III LP                                      DE                         Dissolved           15-Nov-02
516.   Industrias Electricas de Ventane I Ltd.                       Cayman Islands             Dissolved           28-Dec-01
517.   Inversiones Electricas del Caribe Holdings Ltd.               Cayman Islands             Dissolved           24-May-02
518.   Inversiones Electricas del Caribe Ltd.                        Cayman Islands             Dissolved           24-May-02
519.   Isle of Grain Limited                                         England                    Dissolved           25-Mar-03
520.   JEDI - Lewis Holdings, L.P.                                   DE                         Dissolved           28-Oct-02
521.   JEDI - Lewis, L.L.C.                                          DE                         Dissolved           15-Oct-02
522.   JEDI II Sacramento Basin, L.L.C.                              DE                         Dissolved           15-Oct-02
523.   Kafus Environmental Industries Ltd.                           Not stated                 Dissolved           24-Jul-03
524.   Lake Elsinore Advanced Pump Storage, L.L.C.                   DE                         Dissolved           15-Sep-03
525.   Leaf River Pulp Company, LLC                                  DE                         Dissolved           04-Jun-02
526.   Legacy Land Development Company, L.L.C.                       DE                         Dissolved           15-Sep-03
527.   LEXI, Inc.                                                    DE                         Dissolved           16-May-02
528.   Liberty Land Development Company, L.L.C.                      DE                         Dissolved           15-Sep-03
529.   LNG Energy, L.L.C                                             DE                         Dissolved           12-May-02
530.   Long Beach District Energy Facility, LLC                      DE                         Dissolved           15-Sep-03
531.   Long Beach Power Distribution Company, LLC                    DE                         Dissolved           15-Sep-03
532.   Los Banos Energy Facility, LLC                                DE                         Dissolved           15-Sep-03
533.   Louisa Development Company, L.L.C.                            DE                         Dissolved           15-Sep-03
534.   Mavrix Transportation Trading Corp.                           DE                         Dissolved           20-Aug-02
535.   Memphis Junction Power I, LLC                                 DE                         Dissolved           15-Sep-03
536.   Merchant Energy Ventures II, LLC                              DE                         Dissolved           15-Sep-03
537.   Mercury Technology Finance, L.L.C.                            DE                         Dissolved           24-Sep-02
538.   Met Land Development Company, LLC                             DE                         Dissolved           15-Sep-03
539.   Metgas Dholka Ltd.                                            Cayman Islands             Dissolved           24-Apr-03
540.   Midwest Power Funding LLC                                     DE                         Dissolved           08-Nov-02
541.   Millenium Energy Ltd.                                         Cayman Islands             Dissolved           04-Jul-02

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
542.   Montague Development, LLC                                     DE                         Dissolved           15-Sep-03
543.   Mynydd Eleri Limited                                          Cayman Islands             Dissolved           27-Aug-02
544.   Mynydd Gorddu Investment Company, LLC                         Cayman Islands             Dissolved           27-Aug-02
545.   NBIL I, L.L.C.                                                DE                         Dissolved           19-Jun-02
546.   NBIL II, L.L.C.                                               DE                         Dissolved           19-Jun-02
547.   NEPCO / DICK, A Joint Venture                                 Not stated                 Dissolved           20-May-02
548.   NEPCO Procurement Company, a division of Enron Equipment
        Procurement                                                  N/A                        Dissolved           15-May-03
549.   New Horizons Holdings Ltd.                                    Cayman Islands             Dissolved           17-Jan-03
550.   North Haven Energy Park, L.L.C.                               DE                         Dissolved           15-Sep-03
551.   OBI-1 Holdings, L.L.C.                                        DE                         Dissolved           29-Aug-03
552.   Oilfield Business Investments-1, L.L.C.                       DE                         Dissolved           29-Aug-03
553.   Oita Power Limited                                            Cayman Islands             Dissolved           30-Jun-03
554.   Oklahoma Power Partners L.L.C.                                DE                         Dissolved           08-Nov-02
555.   One Summer Street CIF LLC                                     DE                         Dissolved           10-Oct-02
556.   Onondaga Cogeneration Limited Partnership                     NY                         Dissolved           15-Jul-03
557.   Onondaga Energy Venture, L.L.C.                               DE                         Dissolved           12-Mar-03
558.   Operaciones Energeticas del Peru S.A.                         Peru                       Dissolved           14-Jul-03
559.   Operations Technical Support (div of Enron Operations
        Services Corp.)                                              N/A                        Dissolved           13-May-03
560.   OTS Division (division of Enron Operations Services Corp.)    N/A                        Dissolved           13-May-03
561.   Pacific Northwest Power Partners I LLC                        DE                         Dissolved           28-Oct-02
562.   Pacific Northwest Power Partners II LLC                       DE                         Dissolved           28-Oct-02
563.   Pacific Northwest Power Partners III LLC                      DE                         Dissolved           28-Oct-02
564.   Pacific Northwest Power Partners IV LLC                       DE                         Dissolved           28-Oct-02
565.   Pacific Northwest Power Partners V LLC                        DE                         Dissolved           28-Oct-02
566.   Pacific Northwest Power Partners VI LLC                       DE                         Dissolved           28-Oct-02
567.   Painted Hills Power Partners I LLC                            DE                         Dissolved           08-Nov-02
568.   Pakistan Construction Services, Inc.                          DE                         Dissolved           12-Aug-02
569.   Palm Springs Power Partners LLC                               DE                         Dissolved           27-Aug-02
570.   Patriot Land Development Company, L.L.C.                      DE                         Dissolved           15-Sep-03
571.   Pikes Peak Power, L.L.C.                                      DE                         Dissolved           15-Sep-03
572.   Pleasanton Local Reliability Facility, L.L.C.                 DE                         Dissolved           15-Sep-03
573.   Port Arthur Olefins, L.L.C.                                   DE                         Dissolved           05-Feb-03
574.   Portland General Property Holdings, Inc.                      TX                         Dissolved           30-Dec-02
575.   Power Generation Investco, L.L.C.                             DE                         Dissolved           15-Sep-03
576.   Power Technologies Investment India Private Limited           India, Maharashtra         Dissolved           08-Jan-02
577.   Prairie Hawk, Inc.                                            DE                         Dissolved           17-Dec-02
578.   r2 Limited                                                    Bermuda                    Dissolved           23-Jun-02
579.   Rocky Mountain Power Partners LLC                             DE                         Dissolved           08-Nov-02
580.   Salus Media Inc.                                              CA                         Dissolved           18-Oct-02
581.   SII UK Limited                                                England                    Dissolved           25-Nov-02
582.   Silkroad Holdings, Ltd.                                       Cayman Islands             Dissolved           01-Oct-02
583.   Southwest Texas Power Partners I LP                           DE                         Dissolved           08-Nov-02

           ENTITY                                                     JURISDICTION               STATUS            STATUS DATE
           ------                                                     ------------               ------            -----------
584.   Sports Facilities, L.P.                                       TX                         Dissolved           22-Apr-02
585.   Sports Financing Corp.                                        DE                         Dissolved           24-Apr-02
586.   Sprague Energy Park, L.L.C.                                   DE                         Dissolved           15-Sep-03
587.   Superior Construction Company - Cayman Islands Branch         Not stated                 Dissolved           26-May-03
588.   Swee'P, L.L.C.                                                DE                         Dissolved           12-Sep-02
589.   TDE Mauritius Ltd.                                            Mauritius                  Dissolved           19-Jun-02
590.   Teesside Operations (Holdings) 4 Limited                      England                    Dissolved           03-Jun-03
591.   Texas Panhandle Power Partners I LP                           DE                         Dissolved           08-Nov-02
592.   The Bentley Company I                                         DE                         Dissolved           08-Jul-02
593.   The Meritus Foundation                                        CA                         Dissolved           15-May-02
594.   Tigre Trust                                                   DE                         Dissolved           13-Mar-03
595.   Transborder Gas Services II Ltd.                              Cayman Islands             Dissolved           26-May-03
596.   Transborder Shipping Services Ltd.                            Cayman Islands             Dissolved           26-May-03
597.   Transgulf Pipeline Company                                    FL                         Dissolved           01-Nov-02
598.   Transportadora de Gas Oriental Holdings Ltd.                  Cayman Islands             Dissolved           28-Dec-01
599.   Transportadora de Gas Oriental Ltd.                           Cayman Islands             Dissolved           28-Dec-01
600.   Transportation Trading Services Company                       DE                         Dissolved           20-Aug-02
601.   TSJ Co., L.L.C.                                               DE                         Dissolved           10-Oct-02
602.   TVC Communications Ltd.                                       Cayman Islands             Dissolved           04-Jul-02
603.   Underwood Development Company, L.L.C.                         DE                         Dissolved           15-Sep-03
604.   Verdenergia Enron de Puerto Rico, Inc.                        DE                         Dissolved           28-Oct-02
605.   Visum Soft LLC                                                DE                         Dissolved           28-Oct-02
606.   Voyager Development Company, L.L.C.                           DE                         Dissolved           15-Sep-03
607.   Vung Tau Power Ltd.                                           Cayman Islands             Dissolved           04-Nov-02
608.   Water2Water Corp.                                             DE                         Dissolved           09-May-03
609.   Yamaguchi Power Limited                                       Cayman Islands             Dissolved           29-Jul-03
610.   Zond Maine Development Corporation                            CA                         Dissolved           27-Dec-02
611.   Zond Power Partners of Chandras LLC                           Cayman Islands             Dissolved           27-Aug-02
612.   Zond Power Partners of Megali Vrissi LLC                      Cayman Islands             Dissolved           27-Aug-02
613.   Zond Power Partners of Mynydd Gorddu LLC                      Cayman Islands             Dissolved           27-Aug-02

                           EXHIBIT 1: CHAPTER 11 PLAN

EXHIBIT 1: CHAPTER 11 PLAN

[TO BE ADDED - REFER TO SEPARATE FILING OF SECOND AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE, DATED NOVEMBER 13, 2003]




                                    Exh. 1-1

                      EXHIBIT 2: DISCLOSURE STATEMENT ORDER

EXHIBIT 2:  DISCLOSURE STATEMENT ORDER

[TO BE ADDED]




Exh. 2-1

                       EXHIBIT 3: VOTING PROCEDURES ORDER

EXHIBIT 3:  VOTING PROCEDURES ORDER

[TO BE ADDED]




                                    Exh. 3-1